           PROSPECTUS SUPPLEMENT (TO PROSPECTUS DATED MARCH 26, 1999)

                 RESECURITIZATION MORTGAGE TRUST, SERIES 1999-A
              $13,128,498 CLASS A-1 PRINCIPAL ONLY CERTIFICATES'D'
                         DLJ MORTGAGE ACCEPTANCE CORP.
                                   DEPOSITOR

                       The trust will issue one class of certificates and such class will be offered by this prospectus supplement and the accompanying prospectus.

                       THE CERTIFICATES

                        The certificates represent ownership interests in assets of the trust.

                        The trust assets consist of thirty-four previously issued principal only mortgage pass-through certificates representing senior ownership interests in thirty-one separate pools of mortgage loans.

                        Distributions on the certificates will be made on the third business day following the latest underlying remittance date of each month.

                       CREDIT ENHANCEMENT

                        The certificates will receive the benefits of the subordination available to the underlying certificates.

CONSIDER CAREFULLY THE RISK
FACTORS BEGINNING ON PAGE S-7
IN THIS PROSPECTUS SUPPLEMENT
AND BEGINNING ON PAGE 9 IN
THE PROSPECTUS.

The certificates represent
obligations of the trust only
and do not represent an
ownership interest in or
obligation of DLJ Mortgage
Acceptance Corp., Donaldson,
Lufkin & Jenrette Securities
Corporation, The First
National Bank of Chicago or
any of their affiliates.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The certificates are being offered by Donaldson, Lufkin & Jenrette Securities Corporation from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the depositor with respect to the certificates are expected to be approximately $8,840,000, before deducting issuance expenses payable by the depositor, estimated to be $300,000. See 'Method of Distribution' in this prospectus supplement.

Delivery of the certificates will be made in book-entry form through the facilities of The Depository Trust Company on or about April 30, 1999.

------------

'D' Based on the approximate aggregate principal balance of the underlying certificates as of the March 1999 underlying remittance dates. We expect the actual balance of the certificates to be lower than the indicated amount as a result of payments made on the underlying certificates on the April 1999 underlying remittance dates.

                          DONALDSON, LUFKIN & JENRETTE

            The date of this Prospectus Supplement is April 30, 1999

                 IMPORTANT NOTICE ABOUT THE INFORMATION IN THIS
                    PROSPECTUS SUPPLEMENT AND THE PROSPECTUS

     Information about the certificates is contained in (a) the prospectus, which provides general information, some of which may not apply to the certificates, and (b) this prospectus supplement, which describes the specific terms of the certificates.

     This prospectus supplement and the prospectus include cross references to sections in these materials where you can find further related discussions. The tables of contents in this prospectus supplement identify the pages where those sections are located. In addition, an index of defined terms can be found on page S-42 of this prospectus supplement.

     In this prospectus supplement, the terms 'Depositor,' 'we,' 'us' and 'our' refer to DLJ Mortgage Acceptance Corp.

                               TABLE OF CONTENTS
                             PROSPECTUS SUPPLEMENT

                                                 PAGE
                                                 -----
SUMMARY OF TERMS..............................     S-4
RISK FACTORS..................................     S-7
THE TRUST AGREEMENT...........................    S-12
     General..................................    S-12
     The Trustee..............................    S-12
     Trustee Fee Account......................    S-12
     Assignment of the Underlying
       Certificates...........................    S-13
     Administration of the Trust..............    S-13
     Collection of Monies.....................    S-13
     Certificate Account......................    S-13
     Statements to Holders of the
       Certificates...........................    S-14
     Certain Matters Regarding the
       Depositor..............................    S-15
     Voting Rights............................    S-15
     Limitation on Rights of Holders of
       Certificates...........................    S-15
     Amendment................................    S-15
     Termination..............................    S-16
DESCRIPTION OF THE CERTIFICATES...............    S-16
     General..................................    S-16
     Book-Entry Registration and Definitive
       Certificates...........................    S-17
     Distributions............................    S-18
     Allocation of Available Funds............    S-19
     Allocation of Losses.....................    S-19
     Optional Termination of the Trust Fund...    S-19
DESCRIPTION OF THE UNDERLYING CERTIFICATES....    S-20
     General..................................    S-20
     Distributions on the Underlying
       Certificates...........................    S-24
     Subordinated Interests...................    S-26
     Advances.................................    S-26
     Optional Termination of the Underlying
       Trust Funds............................    S-26
DESCRIPTION OF THE MORTGAGE LOANS.............    S-27
     General..................................    S-27

                                                 PAGE
                                                 -----
     The Mortgage Loans.......................    S-27
THE DEPOSITOR.................................    S-31
YIELD, PREPAYMENT AND MATURITY
  CONSIDERATIONS..............................    S-31
     General..................................    S-31
     Assumed Final Payment Date...............    S-31
     Weighted Average Life....................    S-32
     Yield Considerations.....................    S-33
     Early Termination of Underlying Trust
       Funds..................................    S-33
USE OF PROCEEDS...............................    S-34
MATERIAL FEDERAL INCOME TAX CONSEQUENCES......    S-34
     General..................................    S-34
     Classification of the Trust Fund.........    S-34
     Characterization of Investment in the
       Certificates...........................    S-34
     Taxation of Owners of the Certificates...    S-35
     Original Issue Discount..................    S-35
     Market Discount..........................    S-35
     Limitations on Miscellaneous Itemized
       Deductions.............................    S-36
     Sales of Certificates....................    S-37
     Realized Losses..........................    S-37
     Reporting and Other Administrative
     Matters..................................    S-38
     Grantor Trust Reporting..................    S-38
     Backup Withholding.......................    S-38
     Foreign Investors........................    S-38
STATE AND OTHER TAX CONSEQUENCES..............    S-39
ERISA CONSIDERATIONS..........................    S-39
LEGAL INVESTMENT CONSIDERATIONS...............    S-40
METHOD OF DISTRIBUTION........................    S-40
LEGAL MATTERS.................................    S-41
RATINGS.......................................    S-41
INDEX OF DEFINED TERMS........................    S-42
EXHIBIT A.....................................     A-1

                                   PROSPECTUS

                                                 PAGE
                                                 -----
ADDITIONAL INFORMATION........................       2
REPORTS TO SECURITYHOLDERS....................       3
INCORPORATION OF CERTAIN DOCUMENTS BY
  REFERENCE...................................       3
SUMMARY OF THE PROSPECTUS.....................       4
RISK FACTORS..................................       9
DESCRIPTION OF THE SECURITIES.................      11
YIELD, PREPAYMENT AND MATURITY
  CONSIDERATIONS..............................      15
THE TRUST FUNDS...............................      19
LOAN UNDERWRITING PROCEDURES AND STANDARDS....      28
SERVICING OF LOANS............................      33
CREDIT SUPPORT................................      44
DESCRIPTION OF MORTGAGE AND OTHER INSURANCE...      48

                                                 PAGE
                                                 -----
THE AGREEMENTS................................      53
CERTAIN LEGAL ASPECTS OF LOANS................      63
CERTAIN FEDERAL INCOME TAX CONSEQUENCES.......      77
STATE AND OTHER TAX CONSEQUENCES..............      93
ERISA CONSIDERATIONS..........................      93
LEGAL INVESTMENT..............................      98
LEGAL MATTERS.................................     100
THE DEPOSITOR.................................     100
USE OF PROCEEDS...............................     100
PLAN OF DISTRIBUTION..........................     100
GLOSSARY......................................     102

                                SUMMARY OF TERMS

 THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS DOCUMENT AND DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU NEED TO CONSIDER IN MAKING YOUR INVESTMENT DECISION. TO UNDERSTAND THE TERMS OF THE OFFERING OF THE CERTIFICATES, YOU SHOULD READ CAREFULLY THIS ENTIRE DOCUMENT AND THE ACCOMPANYING PROSPECTUS.

 THIS SUMMARY PROVIDES AN OVERVIEW OF CERTAIN CALCULATIONS, CASH FLOW PRIORITIES AND OTHER INFORMATION TO AID YOUR UNDERSTANDING AND IS QUALIFIED BY THE FULL DESCRIPTION OF THESE CALCULATIONS, CASH FLOW PRIORITIES AND OTHER INFORMATION IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS. SOME OF THE INFORMATION CONSISTS OF FORWARD-LOOKING STATEMENTS RELATING TO FUTURE ECONOMIC PERFORMANCE OR PROJECTIONS AND OTHER FINANCIAL ITEMS. FORWARD-LOOKING STATEMENTS ARE SUBJECT TO A VARIETY OF RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE PROJECTED RESULTS. THOSE RISKS AND UNCERTAINTIES INCLUDE, AMONG OTHERS, GENERAL ECONOMIC AND BUSINESS CONDITIONS, REGULATORY INITIATIVES AND COMPLIANCE WITH GOVERNMENTAL REGULATIONS, AND VARIOUS OTHER MATTERS, ALL OF WHICH ARE BEYOND OUR CONTROL. ACCORDINGLY, WHAT ACTUALLY HAPPENS MAY BE VERY DIFFERENT FROM WHAT WE PROJECT IN OUR FORWARD-LOOKING STATEMENTS. SEE 'RISK FACTORS -- FORWARD LOOKING STATEMENTS.'

THE CERTIFICATES

On the closing date, Resecuritization Mortgage Trust, Series 1999-A will issue the Class A-1 Certificates. The certificates will represent the beneficial ownership interests in the trust assets and will be issued pursuant to a trust agreement between DLJ Mortgage Acceptance Corp., as depositor and The First National Bank of Chicago, as trustee. The Class A-1 Certificates are being offered pursuant to this prospectus supplement and the accompanying prospectus. The Class A-1 Certificates will be book-entry securities clearing through The Depository Trust Company in minimum denominations of $1,000.

See 'Description of the Certificates -- General' and ' -- Book-Entry Registration and Definitive Certificates' in this prospectus supplement.

THE DEPOSITOR

DLJ Mortgage Acceptance Corp.
277 Park Avenue, 9th Floor
New York, New York 10172
(212) 892-3000

THE TRUSTEE

The First National Bank of Chicago
One First National Plaza
Chicago, Illinois 60670-0126
Global Corporate Trust Services
(312) 732-4000

THE TRUST ASSETS

The assets of the trust will consist primarily of thirty-four previously issued principal only mortgage pass-through certificates. Each such underlying certificate represents a senior ownership interest in one of thirty-one separate underlying trust funds. The assets of each underlying trust fund consist primarily of fixed-rate, fully amortizing mortgage loans secured by mortgages, deeds of trust or other security instruments creating first liens on one- to four-family residential properties, substantially all of which have original terms to stated maturity of approximately 180 months.

The following table identifies the mortgage pass-through certificates held in the trust.

                                                     PRINCIPAL
                                                     BALANCE AT
                                   PRINCIPAL            THE
ISSUER SERIES AND                  BALANCE AT        REFERENCE
CERTIFICATE                       ORIGINATION          DATE*
---------------------------------------------------------------
AMAC 98-1, Class II-AP             $  333,045        $  318,583
AMAC 98-2, Class II-AP             $  352,210        $  339,672
BAMS 98-1, Class II-PO             $  350,133        $  336,308
BAMS 98-2, Class II-PO             $  148,157        $  143,046
CWMBS 93-D, Class PO               $  289,240        $  188,245
FBS 93-C, Class A-11               $3,312,230        $1,007,017
GECMS 96-17, Class 2-PO            $  189,411        $  124,524
HSMS 98-2, Class IIA-P             $  112,962        $  109,037
NMFC 98-5, Class A-PO              $  215,029        $  212,695
NSCOR 97-1, Class A-PO             $1,873,162        $1,375,027
NSCOR 97-5, Class A-PO             $1,021,549        $  813,550
NSCOR 97-9, Class A-PO             $  805,766        $  676,677
PHMS 94-24, Class A-P              $  719,033        $  461,517
PNCMS 96-4, Class I-P              $  336,248        $  276,841
PNCMS 97-3, Class I-P              $  129,474        $   96,651
PNCMS 97-4, Class I-P              $  595,842        $  543,886
PNCMS 97-8, Class III-P            $  201,782        $  180,569
PNCMS 98-1, Class IV-P             $   87,050        $   82,133
PNCMS 98-2, Class III-P            $  337,993        $  296,856
PNCMS 98-3, Class I-P              $  228,761        $  212,933
PNCMS 98-4, Class IV-P             $  363,980        $  318,006
PNCMS 98-5, Class III-P            $1,250,051        $1,199,736
PNCMS 98-6, Class III-P            $   70,472        $   60,727
PNCMS 98-8, Class III-P            $  364,243        $  356,585
PNCMS 98-8, Class IV-P             $    3,775        $    3,702
PNCMS 98-9, Class II-P             $  774,341        $  749,021
PNCMS 98-10, Class III-P           $  450,142        $  439,227
PNCMS 98-10, Class IV-P            $  293,172        $  286,644
PNCMS 98-11, Class II-P            $   37,264        $   36,486
PNCMS 98-12, Class III-P           $  513,104        $  505,404
PNCMS 98-14, Class II-P            $  380,782        $  376,616
PNCMS 98-14, Class V-P             $   25,482        $   25,206
PNCMS 99-1, Class II-P             $  638,866        $  634,248
RAST 96-A10, 1996-N, Class PO      $1,913,325        $1,404,991

------------
* Ending balances as of March 25, 1999.

CLOSING DATE

On or about April 30, 1999

REFERENCE DATE

March 25, 1999

DISTRIBUTION DATES

The trustee will make monthly distributions on the certificates on the third business day following the latest underlying remittance date of each calendar month, beginning on May 28, 1999. Distributions will be made to the holders of record of the certificates as of the close of business on the last business day of the month preceding the month of the related underlying remittance date (or, in the case of the Distribution Date in May 1999, as of the Closing Date).

DISTRIBUTIONS ON THE CERTIFICATES

On each distribution date available funds in the trust will be paid as described under 'Description of the Certificates -- Allocation of Available Funds' in this prospectus supplement.

See 'Description of the Certificates' in this prospectus supplement.

ADVANCES

The servicer of the mortgage loans held in each of the underlying trust funds will make cash advances with respect to delinquent payments of principal to the extent such servicer reasonably believes that the cash advances will be recoverable from future payments on the related mortgage loans.

See 'Description of The Underlying Certificates -- Advances' in this prospectus supplement.

OPTIONAL TERMINATION OF THE TRUST

The trustee may purchase all of the remaining assets of the trust after the aggregate principal balance of the certificates is 5% or less of the aggregate principal balance of the certificates at issuance.

See 'The Trust Agreement -- Termination' in this prospectus supplement.

OPTIONAL TERMINATION OF THE UNDERLYING TRUST FUNDS

The servicer of the mortgage loans held in each underlying trust fund may terminate such trust fund on or after the distribution date for the related underlying certificates on which the aggregate outstanding principal amount of the mortgage loans in such trust fund is less than 10% (or 5% with respect to 14 of the Underlying Trust Funds relating to 17 of the Underlying Certificates) of the aggregate principal amount of the mortgage loans on cut-off date related to such underlying certificates.

See 'Description of The Underlying Certificates -- Optional Termination of the Underlying Trust Funds' in this prospectus supplement.

RATINGS

It is a condition of the issuance of the certificates that they be assigned a rating of 'AAA' by Fitch IBCA, Inc.

A rating is not a recommendation to buy, sell or hold securities. The rating may be lowered or withdrawn at any time by the rating agency.

See 'Ratings' in this prospectus supplement.

TAX STATUS

For federal income tax purposes, the trust fund will elect to be treated as a grantor trust. The certificates will represent beneficial ownership of an undivided interest in each of the underlying certificates. Assuming compliance and maintenance of the status of the issuers of the underlying certificates as Real Estate Mortgage Investment Conduits, the underlying certificates will generally be treated as principal-only debt instruments (issued with original issue discount) for federal income tax purposes. You will be required to include in income all original issue discount on your certificates in accordance with the accrual method of accounting regardless of your usual method of accounting.

See 'Material Federal Income Tax Consequences' in this prospectus supplement and 'Certain Federal Income Tax Consequences' in the prospectus.

ERISA CONSIDERATIONS

The acquisition of the certificates by a pension or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or to Section 4975 of the Internal Revenue Code of 1986, as amended, or by a person investing assets of, or on behalf of, such a plan generally is not permitted.

See 'ERISA Considerations' in this prospectus supplement and in the prospectus.

LEGAL INVESTMENT

Assuming the accuracy of certain representations contained in the agreements pursuant to which the underlying trust funds were created (which information we have not verified) and on the basis of certain assumptions derived from statements included in the prospectus supplements pursuant to which the underlying certificates were publicly offered, the certificates will be 'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

See 'Legal Investment Considerations' in this prospectus supplement and 'Legal Investment' in the prospectus.

                                  RISK FACTORS

INFORMATION ABOUT THE UNDERLYING CERTIFICATES     The information about the underlying certificates and the
AND MORTGAGE LOANS                                related mortgage loans disclosed in this prospectus supplement has been obtained from the disclosure documentation prepared in connection with the initial offerings of the underlying
                                                  certificates as well as from reports and other information supplied by the servicers of the related mortgage loans and the trustees of the related underlying trust funds. Such
                                                  information has not been independently represented to the trust as being accurate and complete. Additionally, the agreements pursuant to which the underlying certificates were issued and the prospectuses pursuant to which the underlying certificates were publicly offered contain information only as of the dates of such documents. You should be aware, however, that material changes may have occurred since the preparation of those
                                                  documents; in particular, the composition of the related
                                                  mortgage pools may have changed significantly. As a result, there may be considerable differences between the current
                                                  mortgage loan characteristics and the characteristics described in connection with the issuance of the underlying certificates, and the underlying certificates may not have performed as
                                                  originally anticipated. We did not prepare such prospectuses or underlying agreements and neither we nor any of our affiliates is making any representation as to the accuracy or completeness of information provided in such prospectuses and underlying agreements.

FORWARD-LOOKING STATEMENTS                        In this prospectus supplement and the accompanying prospectus, we use certain forward-looking statements. Such forward-looking statements are found in the material, including each of the tables set forth under 'Description of Underlying Certificates'
                                                  and 'Yield, Prepayment and Maturity Considerations.'
                                                  Forward-looking statements are also found elsewhere in this prospectus supplement and prospectus and include words like
                                                  'expects,' 'intends,' 'anticipates,' 'estimates' and other similar words. Such statements are inherently subject to a variety of risks and uncertainties. Actual results differ
                                                  materially from those we anticipate due to changes in, among other things:
                                                    economic conditions and industry competition;
                                                    political, social and economic conditions;
                                                    the law and government regulatory initiatives; and
                                                    interest rate fluctuations.
                                                  We will not update or revise any forward-looking statements to reflect changes in our expectations or changes in the
                                                  conditions or circumstances on which such statements were
                                                  originally based.

EFFECT OF PAYMENT PRIORITIES OF THE UNDERLYING    Your certificates represent senior ownership interests in
CERTIFICATES ON PRINCIPAL DISTRIBUTIONS ON THE    certain previously issued principal only mortgage pass- through
CERTIFICATES                                      certificates. The underlying certificates are senior in
                                                  priority of payment to the related subordinate interests.

                                                  However, it is possible that no principal will be available for payment on any of the underlying certificates for an extended period of time. Accordingly, it is possible that no principal distributions will be made on your certificates for an extended period of time.

OPTIONAL TERMINATION OF THE TRUST                 The trustee may purchase the assets in the trust, in whole but not in part, on or after the distribution date on which the aggregate principal balances of the underlying certificates is less than 5% of their aggregate principal balances as of April
                                                  30, 1999. Failure by the Trustee to purchase such assets will affect the timing of the receipt by you of principal payments that could affect the yield to maturity on your certificates and lengthen their weighted average life.

OPTIONAL TERMINATION OF THE UNDERLYING TRUST      The servicer of the mortgage loans held in each underlying
FUNDS                                             trust fund may terminate such trust fund on or after the
                                                  distribution date for the related underlying certificates on which the aggregate outstanding principal amount of the
                                                  mortgage loans in such trust fund is less than 10% (or 5% with respect to 14 of the underlying trust funds relating to 17 of the underlying certificates) of the aggregate principal amount of the mortgage loans on the cut-off date related to such
                                                  underlying certificates. Failure by the related servicer to terminate an underlying trust fund will affect the timing of the receipt by you of principal payments that could affect the yield to maturity on your certificates and lengthen their
                                                  weighted average life.

UNPREDICTABILITY OF PREPAYMENTS AND ITS EFFECT    Borrowers may prepay their mortgage loans in whole or in part
ON YIELDS                                         at any time. We cannot predict the rate at which borrowers will repay their mortgage loans. A prepayment of a mortgage loan will result in faster payment on the related underlying
                                                  certificates, which in turn will result in faster payment on your certificates.
                                                    Because you will purchase your certificates at a discount, if principal is repaid slower than you anticipate, your yield will be lower than you anticipate.
                                                    The rate of prepayments on the mortgage loans will be
                                                    sensitive to prevailing interest rates. Generally, if
                                                    prevailing interest rates decline significantly below the
                                                    interest rates on the mortgage loans, those mortgage loans are more likely to prepay than if prevailing rates remain at or above the interest rates on such mortgage loans.
                                                    Conversely, if prevailing interest rates rise significantly, the prepayments on the mortgage loans are likely to decrease.
                                                    The seller of a mortgage loan to an underlying trust fund may be required to purchase such mortgage loan from such trust fund due to certain breaches of representations and
                                                    warranties made by such seller that have not been cured.
                                                    These purchases will have the same effect on your
                                                    certificates as a prepayment of a mortgage loan.

                                                    So long as the subordinate interests in the underlying trust funds are outstanding, liquidations of defaulted mortgage
                                                    loans in such trust funds generally will have the same effect on the related certificates as a prepayment of a mortgage
                                                    loan.
                                                    If the rate of default and the amount of losses on the
                                                    mortgage loans in the underlying trust fund related to your certificates is higher than you expect, then your yield may be lower than you expect.
                                                  YOUR CERTIFICATES MAY EXPERIENCE YIELD VOLATILITY DUE TO THE
                                                  'PRINCIPAL ONLY' NATURE OF THE UNDERLYING CERTIFICATES. YOU
                                                  SHOULD CONSIDER WHETHER SUCH YIELD VOLATILITY IS CONSISTENT
                                                  WITH YOUR INVESTMENT OBJECTIVES.

YIELD CONSIDERATIONS WITH RESPECT TO YOUR         The yield to maturity of your certificates will be extremely
CERTIFICATES                                      sensitive to the rate and timing of principal payments
                                                  (including prepayments, liquidations, repurchases and defaults)
                                                  on the underlying mortgage loans. A slower rate of principal payments on the mortgage loans in the related mortgage pool than that anticipated by investors will have a material adverse effect on the yield to maturity of the related underlying
                                                  certificates, which in turn will have a material adverse effect on the yield to maturity of your certificates. You should fully consider the associated risks, including the risk that a
                                                  relatively slow rate of principal payments (including
                                                  prepayments, liquidations, repurchases and defaults) on the underlying mortgage loans will have a material adverse effect on your yield. The underlying certificates represent ownership interests in mortgage loans which generally have lower mortgage rates than other mortgage loans in the related mortgage pool.
                                                  In general, mortgage loans with lower mortgage interest rates tend to prepay at a slower rate of payment in respect of
                                                  principal than mortgage loans with relatively higher mortgage interest rates in response to changes in market interest rates.
                                                  As a result, the underlying mortgage loans may prepay at a slower rate of payment in respect of principal than the other mortgage loans in the related mortgage pool, resulting in a lower yield on your certificates than would be the case if the underlying mortgage loans prepaid at the same rate as the other mortgage loans in the related mortgage pools.

POTENTIAL INADEQUACY OF CREDIT ENHANCEMENT        Credit enhancement is provided for your certificates first by the right of the holders of the underlying certificates to receive certain payments prior to the related subordinate
                                                  interests. This form of credit enhancement is provided solely from collections on the mortgage loans otherwise payable to the holders of such subordinate interests. Credit enhancement also is provided by the allocation of realized losses on mortgage loans first to the related subordinate interests. Accordingly, if the aggregate principal balance of the related subordinate interests of any of the underlying certificates were to be reduced to zero, delinquencies and defaults on mortgage loans would reduce the amount of

                                                  funds available for payments to holders of the senior interests in the related underlying trust fund, including the underlying certificates. This reduction in funds available for payment to an underlying certificate would in turn reduce the amount of funds available for distributions on your certificates.

RISKS ASSOCIATED WITH YEAR 2000 COMPLIANCE        We are aware of the issues associated with the programming code in existing computer systems as the millennium (year 2000)
                                                  approaches. The 'year 2000 problem' is pervasive and complex;
                                                  virtually every computer operation will be affected in some way by the rollover of the two digit year value to 00. The issue is whether computer systems will properly recognize date-sensitive information when the year changes to 2000. Systems that do not properly recognize such information could generate erroneous data or cause a system to fail.
                                                  Neither we nor any of our affiliates have made any independent investigation of the computer systems of any of the servicers of the mortgage loans in the underlying trusts, the underlying trustees or of The First National Bank of Chicago. In the event that computer problems arise out of the failure of the efforts of the servicers of the mortgage loans in the underlying
                                                  trusts, the underlying trustees or of The First National Bank of Chicago to cause their computer systems to be year 2000 compliant, the resulting disruptions in the collection or
                                                  distribution of receipts on the mortgage loans could materially adversely affect the holders of the certificates.
                                                  With respect to the year 2000 problem, The Depository Trust
                                                  Company has informed members of the financial community that it has developed and is implementing a program so that its
                                                  systems, as they relate to the timely payment of distributions, including principal and interest payments, to
                                                  certificateholders, book-entry deliveries, and settlement of trades within The Depository Trust Company, continue to
                                                  function appropriately on and after January 1, 2000. This
                                                  program includes a technical assessment and a remediation plan, each of which is complete. Additionally, The Depository Trust
                                                  Company's plan includes a testing phase, which is expected to be completed within appropriate time frames.
                                                  However, The Depository Trust Company's ability to perform properly its services is also dependent upon other parties, including but not limited to, its participating organizations, through which you will hold your certificates, as well as the computer systems of third party service providers. The
                                                  Depository Trust Company has informed the financial community that it is contacting and will continue to contact third party vendors from whom The Depository Trust Company acquires
                                                  services to:

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


                                                    impress upon them the importance of such services being year
                                                    2000 compliant; and
                                                    determine the extent of their efforts for year 2000
                                                    remediation, and, as appropriate, testing, of their services.
                                                  In addition, The Depository Trust Company has stated that it is in the process of developing such contingency plans as it deems appropriate.
                                                  If problems associated with the year 2000 problem were to occur with respect to The Depository Trust Company and the services described above, payments to you could be delayed or otherwise adversely affected.

                              THE TRUST AGREEMENT

GENERAL

     The DLJ Mortgage Acceptance Corp., Resecuritization Mortgage Trust, Series 1999-A, Class A-1 Certificates (the 'CERTIFICATES') will be issued pursuant to a Trust Agreement (the 'TRUST AGREEMENT'), to be dated April 30, 1999, between DLJ Mortgage Acceptance Corp., a Delaware corporation (the 'DEPOSITOR') and The First National Bank of Chicago, a national banking association (the 'TRUSTEE').

THE TRUSTEE

     The First National Bank of Chicago will be the Trustee under the Trust Agreement. The Depositor and its affiliates may maintain other banking relationships in the ordinary course of business with the Trustee. The corporate trust office of the Trustee with respect to the Certificates and the Trust (defined herein) is located at One First National Plaza, Chicago, Illinois 60670-0126, Global Corporate Trust Services.

     The principal compensation to be paid to the Trustee with respect to its activities as Trustee for the Certificates (including acting as certificate registrar and paying agent) will be the Trustee Fee, which will be payable each Distribution Date (defined herein) out of the Trustee Fee Account (defined herein). The Trustee Fee will not be payable from Available Funds (defined herein). On each Distribution Date, the Trustee shall withdraw the Trustee Fee from the Trustee Fee Account. With respect to any Distribution Date, the 'TRUSTEE FEE' will be equal to the product of (A) a fraction (but not greater than 1), the numerator of which is the Available Funds for such Distribution Date and the denominator of which is the aggregate principal balance of the Underlying Certificates (defined herein) immediately prior to the Underlying Remittance Date (defined herein) and (B) the amount on deposit in the Trustee Fee Account. The Trustee will also be entitled to be reimbursed for certain expenses as provided in the Trust Agreement. Except as otherwise provided in the Trust Agreement, the Trustee and any director, officer, employee or agent of the Trustee will be indemnified by the Trust and held harmless against any claim, loss, liability or expense incurred in connection with any breach of the Trust Agreement, any claim or legal action, including any pending or threatened claim or legal action relating to the acceptance or administration of its trusts and duties under the Trust Agreement or the Certificates, other than any claim, loss, liability or expense that constitutes a specific liability of the Trustee under the Trust Agreement incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of a breach of or reckless disregard of obligations or duties under the Trust Agreement.

TRUSTEE FEE ACCOUNT

     The Trust Agreement requires the Trustee, for the benefit of the holders of the Certificates and itself, to establish and maintain one or more segregated accounts (collectively, the 'TRUSTEE FEE ACCOUNT'). On April 30, 1999 (the 'CLOSING DATE'), the Depositor will deposit $84,000.00 in the Trustee Fee Account.

     The Trust Agreement requires that each account constituting the Trustee Fee Account be an Eligible Account (defined herein). The Trust Agreement also permits amounts on deposit in the Trustee Fee Account to be invested in certain investments acceptable to Fitch IBCA, Inc. (the 'RATING AGENCY') and specified in the Trust Agreement ('PERMITTED INVESTMENTS'). Any investment income on funds deposited in the Trustee Fee Account will be deposited into the Trustee Fee Account. If the Trustee resigns or is removed for cause and a successor trustee is appointed, any amounts then on deposit in the Trustee Fee Account shall thereafter be held by the successor trustee in the same manner as previously held by the Trustee. Upon the termination of the Trust, the funds then on deposit in the Trustee Fee Account will be remitted to the Trustee.

     An 'ELIGIBLE ACCOUNT' is an account that is any of the following: (i) maintained with a depository institution the short-term deposits of which have been rated not lower than 'F-1' by the Rating Agency and the long-term deposits of which have been rated not lower than 'AA' by the Rating Agency, (ii) an account or accounts the deposits in which such accounts are fully insured to the limits established by the FDIC, provided that any such deposits not so insured shall, to the extent acceptable to the Rating Agency, as evidenced in writing, be otherwise maintained such that (as evidenced by an opinion of counsel delivered to the Trustee and the Rating Agency) the Certificateholders have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to all claims of any other depositors or creditors of the depository institution with which such

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


account is maintained, (iii) a trust account or accounts maintained in the corporate trust department of the Trustee, or (iv) an account or accounts of a depository institution acceptable to the Rating Agency, (as evidenced in writing that use of any such account as the Certificate Account or the Trustee Fee Account will not have an adverse effect on the then current ratings assigned to the Certificates by the Rating Agency).

ASSIGNMENT OF THE UNDERLYING CERTIFICATES

     On the Closing Date, the Depositor will transfer or cause to be transferred to the Trustee, for the benefit of the holders of the Certificates, the ownership of the Underlying Certificates. The Trustee, on behalf of such holders, will be entitled to receive distributions in respect of the Underlying Certificates beginning with the distributions thereon in May 1999.

ADMINISTRATION OF THE TRUST

     If at any time it is necessary or prudent for the Trustee, as the holder of an Underlying Certificate, to take any action or to give any consent, approval or waiver, including without limitation in connection with an amendment of the related Underlying Agreement, or if an event of default occurs thereunder, the Trust Agreement provides that the Trustee, in its capacity as holder of the Underlying Certificate (in such capacity, the 'UNDERLYING CERTIFICATEHOLDER'), will promptly notify all of the holders of the Certificates and will only act in accordance with the written directions of holders of the Certificates entitled to at least 51% of the voting rights afforded by such Certificates.

COLLECTION OF MONIES

     In connection with its receipt of any distribution on an Underlying Certificate on any Underlying Remittance Date, the Trustee will be permitted under the Trust Agreement to conclusively rely on the related Underlying Remittance Date Statements (defined herein) received in connection therewith as the related Underlying Certificateholder and, absent manifest error, the Trustee shall have no obligation to recompute, recalculate or verify any information in such Distribution Date Statements. If the Trustee shall not have received a distribution on any Underlying Certificate by the close of business on the date on which such distribution was to be received by the Trustee, the Trustee shall notify the trustee or other party responsible therefor in respect of such Underlying Certificate. If (i) such distribution shall not have been received by the Trustee one (1) Business Day following such notice or (ii) the Trustee shall gain actual knowledge of any event of default under any Underlying Agreement, the Trustee is required to promptly notify the holders of the Certificates and such parties will proceed as described under ' -- Administration of the Trust' above.

CERTIFICATE ACCOUNT

     The Trust Agreement requires the Trustee, for the benefit of the holders of the Certificates, to establish and maintain one or more segregated accounts (collectively, the 'CERTIFICATE ACCOUNT'). The Trustee will be required to cause the following payments and collections in respect of the related Underlying Certificates to be deposited in the Certificate Account:

          (i) all distributions received on the Underlying Certificates subsequent to the Closing Date;

          (ii) any amounts received in connection with the sale of the Underlying Certificates pursuant to the Trust Agreement; and

          (iii) any other amounts specifically required to be deposited pursuant to the Trust Agreement.

     The Trust Agreement requires that each account constituting the Certificate Account be an Eligible Account. The Trust Agreement permits amounts on deposit in the Certificate Account to be held uninvested or invested by the Trustee in Permitted Investments which shall mature not later than the Business Day immediately preceding the next Distribution Date and shall not be sold or disposed of prior to its maturity. Any investment income on funds deposited in the Certificate Account will be deposited into the Certificate Account, and may only be withdrawn and applied for the purposes set forth below. The Trustee, in its individual capacity, shall deposit in the Certificate Account the amount of any loss incurred in respect of such Permitted Investments immediately upon the realization of such loss. The Trustee may from time to time withdraw funds from the Certificate Account for the following purposes:

          (i) to reimburse the Depositor or itself for expenses incurred by and reimbursable to the Depositor or itself as described under 'Certain Matters Regarding the Depositor' below or as otherwise permitted under the Trust Agreement;

          (ii) to make payments to holders of the Certificates in the amounts and in the manner described herein under 'Description of the Certificates -- Allocation of Available Funds;'

          (iii) to pay itself on each Distribution Date any investment income on amounts deposited by the Trustee in the Certificate Account as described above; and

          (iv) to clear and terminate the Certificate Account upon the termination of the Trust Agreement.

     On each Distribution Date, the Trustee will be required to withdraw all Available Funds from the Certificate Account and to use such Available Funds only for the purposes described above.

STATEMENTS TO HOLDERS OF THE CERTIFICATES

     On each Distribution Date, the Trustee is required under the Trust Agreement to prepare, and to forward by mail, a statement (the 'DISTRIBUTION DATE STATEMENT') to each holder of a Certificate and to the Depositor, which states:

          (i) the Available Funds for such Distribution Date;

          (ii) with respect to such Distribution Date, the aggregate amount of principal paid to the holders of the Certificates on such Distribution Date;

          (iii) the aggregate Certificate Principal Balance (defined herein) of the Certificates after giving effect to payments of principal and allocations of losses of principal in respect of the Certificates on such Distribution Date;

          (iv) the underlying principal balances of the Underlying Certificates for the Underlying Remittance Date immediately preceding such Distribution Date, after giving effect to the distributions and allocations of realized losses made in respect thereof on such Underlying Remittance Date, based solely on information contained in the related Underlying Remittance Date Statements or otherwise provided to the Trustee in its capacity as Underlying Certificateholder;

          (v) the aggregate amount of any realized losses allocated to the Certificates on such Distribution Date and any related reductions in the aggregate Certificate Principal Balance thereof for such Distribution Date;

          (vi) the amount of the Trustee Fee for such Distribution Date received by the Trustee and the amounts of any previously unpaid Trustee Fees received by the Trustee subsequent to the preceding Distribution Date; and

          (vii) the aggregate of the amounts on deposit in the Trustee Fee Account after giving effect to deposits therein and withdrawals therefrom with respect to such Distribution Date.

     In addition, the Trustee is required to furnish to holders of the Certificates copies of any notices, statements or reports (other than Underlying Remittance Date Statements) received by the Trustee as Underlying Certificateholder. Upon written request of any Certificateholder, the Trustee will furnish to such Certificateholder, at such Certificateholder's expense, copies of any Underlying Remittance Date Statements requested by such Certificateholder, to the extent such Underlying Remittance Statements have been received by the Trustee.

     On or before March 31 of each calendar year, beginning with calendar year 2000, the Trustee is required to prepare and deliver by first class mail to each person who at any time during the previous calendar year was a holder of record of a Certificate a statement containing the information required to be contained in the Distribution Date Statement, as set forth in clause (ii) above, aggregated for such calendar year or the applicable portion thereof during which such person was a holder of a Certificate. Such obligation of the Trustee will be deemed to have been satisfied to the extent that substantially comparable information will be provided by the Trustee pursuant to any requirements of the Code (defined herein) and regulations thereunder as from time to time are in force.

CERTAIN MATTERS REGARDING THE DEPOSITOR

     Neither the Depositor, nor its affiliates nor any of the directors, officers, employees or agents of the Depositor or its affiliates will be under any liability to the Trust or the holders of the Certificates for any action taken or for refraining from the taking of any action in good faith pursuant to the Trust Agreement, or for errors in judgment; provided, however, that the Depositor or any such person will not be protected against any breach of the Depositor's warranties or representations made in the Trust Agreement, or against any specific liability imposed on the Depositor pursuant to the Trust Agreement, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations or duties under the Trust Agreement. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any person respecting any matters arising under the Trust Agreement. The Depositor and any director, officer, employee or agent of the Depositor will be indemnified and held harmless by the Trust against any loss, liability or expense incurred in connection with any legal action relating to the Trust Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations or duties under the Trust Agreement.

VOTING RIGHTS

     For so long as the Certificates remain outstanding, all voting rights afforded by such Certificates will be allocated among the holders of the Certificates, on a pro rata basis in proportion to their respective Percentage Interests (defined herein).

LIMITATION ON RIGHTS OF HOLDERS OF CERTIFICATES

     The death or incapacity of any holder of a Certificate will not operate to terminate the Trust Agreement or the Trust, nor entitle such holder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties to the Trust Agreement.

     No holder of a Certificate will have any right to vote (except as expressly provided for in the Trust Agreement) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties under the Trust Agreement, nor will anything set forth in the Trust Agreement, or contained in the terms of the Certificates, be construed so as to constitute the holders of the Certificates from time to time as partners or members of an association; nor will any holder of a Certificate be under any liability to any third party by reason of any action taken by the parties to the Trust Agreement pursuant to any provision thereof.

AMENDMENT

     The Trust Agreement may be amended in certain instances from time to time by the Depositor and the Trustee without the consent of any of the holders of Certificates (i) to cure any ambiguity, (ii) to correct or supplement any provisions which may be defective or inconsistent with any other provisions herein, (iii) to amend the Trust Agreement in any respect subject to the provisions below, or (iv) if such amendment, as evidenced by an opinion of counsel (provided by the person requesting such amendment) delivered to the Trustee, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed such action which, if made effective, would apply retroactively to the Trust at least from the effective date of such amendment; provided that such action (except any amendment described in (iv) above) shall not, as evidenced by an opinion of counsel (provided by the person requesting such amendment) delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder (other than Certificateholders who shall consent to such amendment). The Trust Agreement may also be amended from time to time by the Depositor and the Trustee with the consent of the holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Trust Agreement or of modifying in any manner the rights of the holders of Certificates; provided, however, that no such amendment will (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the holder of such Certificate, (ii) adversely affect in any material respect the interests of the holders of any of the Certificates in a manner other than as described in clause (i) hereof without the consent of the holders of Certificates evidencing Percentage Interests aggregating not less than 66% or (iii) reduce the aforesaid percentages of Certificates the holders of which are required to consent to any such amendment, without the consent of the holders of all Certificates then outstanding.

     Notwithstanding any contrary provision of the Trust Agreement, the Trustee will not consent to any amendment to the Trust Agreement unless it shall have first received an opinion of counsel (at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Depositor or the Trustee in accordance with such amendment will not result in the imposition of a tax on the Trust or cause the Trust to fail to be classified as a grantor trust under subpart E, Part I of subchapter J of the Code. Promptly after the execution of any such amendment the Trustee will furnish written notification of the substance of such amendment to each holder of a Certificate. In the event that the consent of holders of the Certificates to an amendment of the Trust Agreement is required, it will not be necessary for the consent of the holders of Certificates to approve the particular form of any proposed amendment, but it will be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by the holders of Certificates will be subject to such reasonable regulations as the Trustee may prescribe.

TERMINATION

     The obligations created by the Trust Agreement will terminate upon the payment to the holders of the Certificates of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Trust Agreement following the earliest of (i) final payment of the last Underlying Certificate remaining in the Trust or (ii) the optional purchase of all of the assets of the Trust by the Trustee and, in the case of any purchase or termination described in clause (ii) above, subject to the conditions described under 'Description of the Certificates -- Optional Termination of the Trust' herein; provided, however, that in no event will the Trust created by the Trust Agreement continue beyond the expiration of 21 years from the death of the survivor of the person or persons named in the Trust Agreement. Written notice of termination of the Trust Agreement will be given to each Certificateholder, and the final distribution will be made only upon presentation, surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

     Set forth below are summaries of the specific terms and provisions pursuant to which the Certificates will be issued. The following summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Trust Agreement. When particular provisions or terms used in the Trust Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference.

     The Certificates will be issued pursuant to the Trust Agreement and will represent the entire beneficial ownership interest in Resecuritization Mortgage Trust, Series 1999-A (the 'TRUST'). The assets of the Trust will consist primarily of thirty-four classes of previously issued principal only mortgage pass-through certificates (the 'UNDERLYING CERTIFICATES') representing senior ownership interests in thirty-one separate underlying trust funds.

     The aggregate Certificate Principal Balance of the Certificates will, with respect to any Distribution Date, be equal to the aggregate initial Certificate Principal Balance thereof, reduced by the aggregate of (a) all principal previously distributed in respect of the Underlying Certificates and applied to reduce the aggregate Certificate Principal Balance of the Certificates and (b) any reductions in the aggregate Certificate Principal Balance of the Certificates deemed to have occurred in connection with principal losses allocated to the Underlying Certificates as described herein. With respect to any Distribution Date, after giving effect to such distributions and allocations, the aggregate Certificate Principal Balance of the Certificates will also be equal to the aggregate principal balance of the Underlying Certificates. The Certificates will have an aggregate initial

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


Certificate Principal Balance of approximately $13,128,498 based on the aggregate principal balance of the Underlying Certificates at the close of business on March 25, 1999 (the 'REFERENCE DATE') after application of any distributions of principal made on the Underlying Certificates on such date. However, because the closing date will be later than the Reference Date, and because the principal balances of the Underlying Certificates are generally expected to decline between such dates, the initial aggregate Certificate Principal Balance of the Certificates is likely to be less than the amount indicated above.

     The Certificates will be issuable in denominations of not less than $1,000 principal amount and in integral multiples of $1.00 in excess thereof, with the exception of one Certificate of such Class which may be issued in a lesser amount.

BOOK-ENTRY REGISTRATION AND DEFINITIVE CERTIFICATES

     The Certificates initially will be Book-Entry Certificates (the 'BOOK-ENTRY CERTIFICATES'). Persons acquiring beneficial ownership interests in the Book-Entry Certificates ('BENEFICIAL OWNERS') will hold such Certificates through The Depository Trust Company ('DTC'). Except as described below, no person acquiring a Book-Entry Certificate will be entitled to receive a Definitive Certificate (defined herein). Unless and until Definitive Certificates are issued, it is anticipated that the only 'Certificateholder' will be Cede & Co., as nominee of DTC. Beneficial Owners will not be Certificateholders as that term is used in the Trust Agreement. Beneficial Owners are permitted to exercise their rights only indirectly through DTC and its Participants (defined herein).

     The beneficial ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a 'FINANCIAL INTERMEDIARY') that maintains the Beneficial Owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Beneficial Owner's Financial Intermediary is not a Participant).

     Beneficial Owners will receive all payments of principal of, and interest on, the Book-Entry Certificates from the Trustee through DTC and its Participants. While the Book-Entry Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the 'DTC RULES'), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Book-Entry Certificates and is required to receive and transmit payments of principal of, and interest on, such Certificates. Participants and indirect participants with whom Beneficial Owners have accounts with respect to Book-Entry Certificates are similarly required to make book-entry transfers and receive and transmit such payments on behalf of their respective Beneficial Owners. Accordingly, although Beneficial Owners will not possess certificates, the DTC Rules provide a mechanism by which Beneficial Owners will receive payments and will be able to transfer their interests.

     Beneficial Owners will not receive or be entitled to receive certificates representing their respective interests in the Book-Entry Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Beneficial Owners who are not Participants may transfer ownership of Book-Entry Certificates only through Participants and indirect participants by instructing such Participants and indirect participants to transfer Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Certificates, which account is maintained with their respective Participants. Under the DTC Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Beneficial Owners.

     DTC, which is a New York-chartered limited purpose trust company, performs services for its participants ('PARTICIPANTS'), some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each Participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing DTC and its Participants as in effect from time to time.

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


     Payments on the Book-Entry Certificates will be made on each Distribution Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable Participants in accordance with DTC's normal procedures. Each Participant will be responsible for disbursing such payments to the Beneficial Owners that it represents and to each Financial Intermediary for which it acts as agent.

     Under a book-entry format, Beneficial Owners may experience some delay in their receipt of payments because such payments will be forwarded by the Trustee to Cede & Co. Because DTC has indicated that it will act only on behalf of Financial Intermediaries, the ability of Beneficial Owners to pledge Certificates to persons or entities that do not participate in the depository system or otherwise take actions in respect of such Certificates may be limited due to the lack of physical certificates representing such Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market because certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

     The monthly and annual statements with respect to the Underlying Certificates as described under 'The Trust Agreement -- Statements to Holders of the Certificates' herein will be provided by the Trustee to Cede & Co., as nominee of DTC and as Certificateholder, and may be made available by such entity to Beneficial Owners upon request, in accordance with the DTC Rules, and to the Financial Intermediaries to whose DTC accounts the related Book-Entry Certificates are credited.

     DTC has advised the Trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by a Certificateholder under the Trust Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Certificates. DTC may take actions, at the direction of the related Participants, with respect to some Certificates that conflict with actions taken with respect to other Certificates.

     Definitive Certificates will be issued in registered form to Beneficial Owners, or their nominees, rather than to DTC, only if (i) DTC or the Trust advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as nominee and depositary with respect to the Certificates and the Trust or the Trustee is unable to locate a qualified successor or (ii) the Depositor, at its option, advises the Trustee that it elects to terminate the book-entry system through DTC. Upon issuance of Definitive Certificates to Beneficial Owners, such Certificates will be transferable directly (and not exclusively on a book-entry basis), and registered holders will deal directly with the Trustee with respect to transfers, notices and payments. See 'Description of the Securities -- General' in the Prospectus.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to use its best efforts to notify all Beneficial Owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the certificates representing the Book-Entry Certificates and instructions for re-registration, the Trustee will issue Definitive Certificates and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Trust Agreement.

     Although DTC has agreed to the foregoing procedures in order to facilitate transfer of Certificates among participants of DTC, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

DISTRIBUTIONS

     General. Distributions on the Certificates will be made by the Trustee on the third business day following the latest Underlying Remittance Date of each month, beginning in May 1999 (each a 'DISTRIBUTION DATE'), to the persons in whose names such Certificates are registered at the close of business on the last business day of the month preceding the month of the related Underlying Remittance Date (the 'RECORD DATE').

     Each holder of a Certificate will be entitled to receive a pro rata share of the aggregate amount of payments allocated to all Certificates on each Distribution Date based on the respective Percentage Interests of the Certificates. The 'PERCENTAGE INTEREST' of a Certificate will be stated on the face thereof and will be an amount equal to the undivided percentage ownership interest evidenced by such Certificate in the Trust.

     Payments in respect of the Certificates will be made to each registered holder entitled thereto (a 'CERTIFICATEHOLDER'), either (i) by check mailed to the address of such Certificateholder as it appears on the register maintained by the Trustee or (ii) at the request, submitted to the Trustee in writing at least five Business Days prior to the related Record Date, of any holder of Certificates the aggregate Percentage Interest of which is equivalent to an aggregate initial Certificate Principal Balance of not less than $2,500,000, by wire transfer in immediately available funds. The final payment in respect of each Certificate will be made only upon presentation and surrender thereof at the office or agency of the Trustee specified in the notice to the holder of such Certificate of such final payment.

ALLOCATION OF AVAILABLE FUNDS

     On each Distribution Date, the Trustee will withdraw from the Certificate Account an amount (the 'AVAILABLE FUNDS') equal to (i) the aggregate of all amounts received by the Trustee on and prior to such Distribution Date as distributions on the Underlying Certificates, reduced by (ii) the sum of any expenses reimbursable to the Depositor and any taxes imposed upon the Trust. The Trustee will then distribute such Available Funds to the Class A-1 Certificates until the outstanding principal balance of such Class has been reduced to zero.

     In the event that on any Underlying Remittance Date, the Trustee shall not have received the cash distribution, if any, required to be made under an Underlying Agreement in respect of an Underlying Certificate, the Trustee shall effect the distribution set forth above on the business day immediately following the date on which the cash distribution so required shall have been received by the Trustee.

     The 'CERTIFICATE PRINCIPAL BALANCE' with respect to any Certificate and any date of determination is the initial principal balance of such Certificate reduced by all distributions of principal made on such Certificate on all Distribution Dates preceding such date of determination and further reduced by all losses allocated to such Certificate on any such Distribution Date.

ALLOCATION OF LOSSES

     Losses on the Mortgage Loans in each Underlying Trust Fund are allocated to the related Underlying Subordinate Interests (defined herein) before they are allocated to the Underlying Senior Interests (defined herein). If the aggregate principal balance of the Underlying Subordinate Interests with respect to an Underlying Trust Fund are reduced to zero, the amount of all future losses on the Mortgage Loans held in such Underlying Trust Fund will be allocated to the related Underlying Senior Interests, including the related Underlying Certificates. To the extent allocated to an Underlying Certificate pursuant to the related Underlying Agreement, losses on the related Mortgage Loans will be allocated on a pro rata basis among the Certificates based on their respective Percentage Interests. Any allocation to a Certificate of the principal portions of losses in respect of the Underlying Certificates will be made by reducing the Certificate Principal Balance of such Certificate by the amount so allocated as of the Distribution Date immediately following the Underlying Remittance Date on which such losses were allocated to the Underlying Certificates.

OPTIONAL TERMINATION OF THE TRUST FUND

     The Trustee may, at its option, purchase from the Trust all and not less than all of the Underlying Certificates remaining in the Trust and the other assets thereof for the Termination Price (defined herein) specified in the Trust Agreement and described below, and thereby effect early retirement of the Certificates, at such time as the aggregate Underlying Principal Balance of such Underlying Certificates is less than 5% of the aggregate Underlying Principal Balance of the Underlying Certificates at the Closing Date. In the event the Trustee exercises such option, the 'TERMINATION PRICE' will be the greater of
(i) 100% of the aggregate Certificate Principal Balance of the Certificates, and
(ii) the fair market value of the Underlying Certificates, determined by calculating the average of three estimates of such fair market value as provided by three independent experts who regularly buy and sell, or make a market in, mortgage securities, with one such expert to be selected by the Trustee and the other two experts to be chosen by the expert selected by the Trustee.

                   DESCRIPTION OF THE UNDERLYING CERTIFICATES

     ALL OF THE INFORMATION CONTAINED HEREIN WITH RESPECT TO EACH OF THE UNDERLYING CERTIFICATES IS BASED SOLELY ON (i) INFORMATION CONTAINED IN THE RELATED UNDERLYING AGREEMENT AND (ii) INFORMATION OBTAINED FROM THE MONTHLY STATEMENT PROVIDED BY THE RELATED UNDERLYING TRUSTEE IN CONNECTION WITH THE MARCH 25, 1999 UNDERLYING REMITTANCE DATE FOR SUCH UNDERLYING CERTIFICATES. NEITHER THE DEPOSITOR NOR THE TRUSTEE HAS THE ABILITY INDEPENDENTLY TO VERIFY THE ACCURACY OF THIS INFORMATION AND, ACCORDINGLY, NEITHER THE DEPOSITOR NOR THE TRUSTEE WILL MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACCURACY OF SUCH INFORMATION. PROSPECTIVE INVESTORS ARE ADVISED TO CONSIDER THE LIMITED NATURE OF SUCH AVAILABLE INFORMATION WHEN EVALUATING THE SUITABILITY OF ANY INVESTMENT IN THE CERTIFICATES.

GENERAL

     The Trust assets will consist of the following Underlying Certificates:

     1. ABN AMRO Mortgage Corporation ('AMAC'), Multi-Class Mortgage Pass-Through Certificates, Series 1998-1, Class IIA-P, evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $333,045 and issued pursuant to a Pooling and Servicing Agreement, dated as of March 1, 1998 among AMAC, as Depositor, LaSalle Home Mortgage Corporation, as Servicer, and Chase Bank of Texas, N.A., as Trustee;

     2. AMAC, Multi-Class Mortgage Pass-Through Certificates, Series 1998-2, Class IIA-P, evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $352,210 and issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 1998 among AMAC., as Depositor, LaSalle Home Mortgage Corporation, as Servicer and Chase Bank of Texas, National Association, as Trustee;

     3. BA Mortgage Securities, Inc. ('BAMS'), Mortgage Pass-Through Certificates, Series 1998-1, Class II-PO, evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $350,133 and issued pursuant to a Pooling and Servicing Agreement, dated as of April 1, 1998 among BAMS, as Depositor, Bank of America, FSB, as Master Servicer and Bankers Trust Company of California, N.A., as Trustee;

     4. BAMS, Mortgage Pass-Through Certificates, Series 1998-2, Class II-PO, evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $148,157 and issued pursuant to a Pooling and Servicing Agreement, dated as of May 1, 1998 among BAMS, as Depositor, Bank of America, FSB, as Master Servicer and Bankers Trust Company of California, N.A., as Trustee;

     5. CWMBS, Inc. ('CWMBS'), Mortgage Pass-Through Certificates, Series 1993-D, Class PO, evidencing a Percentage Interest of 5.0746784677% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $289,240 and issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1993 among CWMBS, as Depositor, Countrywide Mortgage Conduit, Inc., as Seller and Master Servicer and The Bank of New York, as Trustee;

     6. FBS Mortgage Corporation ('FBS'), Mortgage Pass-Through Certificates, Series 1993-C, Class A-11, evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $3,312,230 and issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 1993 among FBS, as Seller and Master Servicer, First Trust National Association, as Custodian and Firstar Bank Milwaukee, N.A., as Trustee;

     7. GE Capital Mortgage Services, Inc. ('GECMS'), REMIC Multi-Class Pass-Through Certificates, Series 1996-17, Class 2-PO, evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $189,411 and issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1996 among GECMS, as Seller and Servicer and State Street Bank and Trust Company, as Trustee;

     8. HomeSide Mortgage Securities, Inc. ('HSMS'), Multi-Class Mortgage Pass-Through Certificates, Series 1998-2, Class IIA-P, evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $112,962 and issued pursuant to a

        Pooling and Servicing Agreement, dated as of May 1, 1998 among HSMS, as Depositor, HomeSide Lending, Inc., as servicer and Norwest Bank Minnesota, National Association, as Trustee;

     9. Nationsbanc Montgomery Funding Corp. ('NMFC') Mortgage Pass-Through Certificates, Series 1998-5, Class A-PO, evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $215,029 and issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1999 among NMFC, as Depositor, Nationsbanc Mortgage Corporation and Bank of America FSB, as Servicers, and Norwest Bank Minnesota, National Association, as Trustee;

     10. Norwest Asset Securities Corporation ('NSCOR'), Mortgage Pass-Through Certificates, Series 1997-1, Class A-PO, evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $1,873,162 and issued pursuant to a Pooling and Servicing Agreement, dated as of January 23, 1997 among NSCOR, First Union National Bank of North Carolina, as Trust Administrator, Norwest Bank, as Master Servicer and Firstar Trust Company, as Trustee;

     11. NSCOR, Mortgage Pass-Through Certificates, Series 1997-5, Class A-PO, evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $1,021,549 and issued pursuant to a Pooling and Servicing Agreement, dated as of March 20, 1997 among NSCOR, First Union National Bank of North Carolina, as Trust Administrator, Norwest Bank, as Master Servicer and Firstar Trust Company, as Trustee;

     12. NSCOR, Mortgage Pass-Through Certificates, Series 1997-9, Class A-PO, evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $805,766 and issued pursuant to a Pooling and Servicing Agreement, dated as of June 18, 1997 among NSCOR, First Union National Bank of North Carolina, as Trustee and Norwest Bank, as Master Servicer;

     13. The Prudential Home Mortgage Securities Company, Inc. ('PHMS'), Mortgage Pass-Through Certificates, Series 1994-24, Class A-P, evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $719,033 and issued pursuant to a Pooling and Servicing Agreement, dated as of March 9, 1994 among PHMS, as Seller, Prudential Home Mortgage Company, as Servicer and First Trust National Association, as Trustee;

     14. PNC Mortgage Securities Corp. ('PNCMS'), Mortgage Pass-Through Certificates, Series 1996-4, Class I-P, evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $336,248 and issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1996 among PNCMS, as Depositor and Master Servicer and First Bank National Association, as Trustee;

     15. PNCMS, Mortgage Pass-Through Certificates, Series 1997-3, Class I-P, evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $129,474 and issued pursuant to a Pooling and Servicing Agreement, dated as of April 1, 1997 among PNCMS, as Depositor and Master Servicer and First Bank National Association, as Trustee;

     16. PNCMS, Mortgage Pass-Through Certificates, Series 1997-4, Class I-P, evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $595,842 and issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 1997 among PNCMS, as Depositor and Master Servicer and First Bank National Association, as Trustee;

     17. PNCMS, Mortgage Pass-Through Certificates, Series 1997-8, Class III-P, evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $201,782 and issued pursuant to a Pooling and Servicing Agreement, dated as of November 1, 1997 among PNCMS, as Depositor, Master Servicer and Certificate Administrator, IndyMac, as Master Servicer and U.S. Bank National Association, as Trustee;

     18. PNCMS, Mortgage Pass-Through Certificates, Series 1998-1, Class IV-P, evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $87,050 and issued pursuant to a Pooling and Servicing Agreement, dated as of January 1, 1998 among PNCMS, as Depositor, Certificate Administrator and Master Servicer, IndyMac as Master Servicer and U.S. Bank National Association, as Trustee;

     19. PNCMS, Mortgage Pass-Through Certificates, Series 1998-2, Class III-P, evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $337,993 and issued pursuant to a Pooling and Servicing Agreement, dated as of February 1, 1998 among PNCMS, as Depositor and Master Servicer and U.S. Bank National Association, as Trustee;

     20. PNCMS, Mortgage Pass-Through Certificates, Series 1998-3, Class I-P, evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $228,761 and issued pursuant to a Pooling and Servicing Agreement, dated as of March 1, 1998 among PNCMS, as Depositor and Master Servicer and U.S. Bank National Association, as Trustee;

     21. PNCMS, Mortgage Pass-Through Certificates, Series 1998-4, Class IV-P, evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $363,980 and issued pursuant to a Pooling and Servicing Agreement, dated as of April 1, 1998 among PNCMS, as Depositor and Master Servicer and U.S. Bank National Association, as Trustee;

     22. PNCMS, Mortgage Pass-Through Certificates, Series 1998-5, Class III-P, evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $1,250,051 and issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 1998 among PNCMS, as Depositor and Master Servicer and U.S. Bank National Association, as Trustee;

     23. PNCMS, Mortgage Pass-Through Certificates, Series 1998-6, Class III-P, evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $70,472 and issued pursuant to a Pooling and Servicing Agreement, dated as of July 1, 1998 among PNCMS, as Depositor and Master Servicer and U.S. Bank National Association, as Trustee;

     24. PNCMS, Mortgage Pass-Through Certificates, Series 1998-8, Class III-P and Class IV-P, evidencing a Percentage Interest of 100.00% in each such mortgage pass-through certificates, having an initial Underlying Principal Balance of $364,243 and $3,775, respectively, and issued pursuant to a Pooling and Servicing Agreement, dated as of September 1, 1998 among PNCMS, as Depositor and Master Servicer and State Street Bank and Trust Company, as Trustee;

     25. PNCMS, Mortgage Pass-Through Certificates, Series 1998-9, Class II-P, evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $774,341 and issued pursuant to a Pooling and Servicing Agreement, dated as of September 1, 1998 among PNCMS, as Depositor and Master Servicer and State Street Bank and Trust Company, as Trustee;

     26. PNCMS, Mortgage Pass-Through Certificates, Series 1998-10, Class III-P and Class IV-P, each evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $450,142 and $293,172, respectively and issued pursuant to a Pooling and Servicing Agreement, dated as of October 1, 1998 among PNCMS, as Depositor and Master Servicer and State Street Bank and Trust Company, as Trustee;

     27. PNCMS, Mortgage Pass-Through Certificates, Series 1998-11, Class II-P, evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $37,264 and issued pursuant to a Pooling and Servicing Agreement, dated as of October 1, 1998 among PNCMS, as Depositor and Master Servicer and State Street Bank and Trust Company, as Trustee;

     28. PNCMS, Mortgage Pass-Through Certificates, Series 1998-12, Class III-P, evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $513,104 and issued pursuant to a Pooling and Servicing Agreement, dated as of November 1, 1998 among PNCMS, as Depositor and Master Servicer and State Street Bank and Trust Company, as Trustee;

     29. PNCMS, Mortgage Pass-Through Certificates, Series 1998-14, Class II-P and Class V-P, each evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $380,782 and $25,482, respectively and issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1998 among PNCMS, as Depositor and Master Servicer and State Street Bank and Trust Company, as Trustee;

     30. PNCMS, Mortgage Pass-Through Certificates, Series 1999-1, Class II-P, evidencing a Percentage Interest of 100.00% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $638,866 and issued pursuant to a Pooling and Servicing Agreement, dated as of January 1, 1999 among PNCMS, as Depositor and Master Servicer and State Street Bank and Trust Company, as Trustee; and

     31. Residential Asset Securitization Trust ('RAST') 1996-A10 Mortgage Pass-Through Certificates, Series 1996-N, Class PO, evidencing a Percentage Interest of 37.2819568029% in such class of mortgage pass-through certificates, having an initial Underlying Principal Balance of $1,913,325 and issued pursuant to a Pooling and Servicing Agreement, dated as of October 1, 1999 among CWMBS, as Depositor, Independent National Mortgage Corporation, as Seller and Master Servicer, and The Bank of New York, as the Trustee.

     The pooling and servicing agreements described above are referred to collectively as the 'UNDERLYING AGREEMENTS', the pass-through certificates referred to above are referred to collectively as the 'UNDERLYING CERTIFICATES', the servicers and master servicers described above are referred to collectively as the 'SERVICERS' and the trustees described above are referred to collectively as the 'UNDERLYING TRUSTEES.'

     Each of the Underlying Certificates evidences an underlying interest in a class of mortgage securities from a series thereof issued by the related issuer in respect of certain Mortgage Loans and is rated in the highest rating category of at least one of Standard & Poor's, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. and Fitch IBCA, Inc.

     The Underlying Certificates evidence senior interests in thirty-one separate trust funds (each, an 'UNDERLYING TRUST FUND') created by the related Underlying Agreements and were issued together with other senior interests (together with the Underlying Certificates, the 'UNDERLYING SENIOR INTERESTS'), certain subordinate interests (the 'UNDERLYING SUBORDINATE INTERESTS') and certain residual interests. Each Underlying Trust Fund consists primarily of one or more pools of conventional, fixed-rate mortgage loans (the 'MORTGAGE LOANS') secured by first liens on one- to four-family residential properties. The aggregate outstanding principal balance of the principal only Mortgage Loans (the 'MORTGAGE POOL PRINCIPAL BALANCE') related to the Underlying Certificates as of the Underlying Remittance Date in March 1999 was approximately $457,512,027.

     Each of the Servicers is required to deposit, or cause to be deposited, in the account maintained for receipt of payments on the related Mortgage Loans (the 'UNDERLYING CERTIFICATE ACCOUNT') on a daily basis the payments and collections on such Mortgage Loans, except that each such Servicer will deduct its servicing fee and any expenses of liquidating defaulted Mortgage Loans or property acquired in respect thereof.

     The Underlying Subordinate Interests are subordinate to the related Underlying Senior Interests with respect to the right to receive distributions from the related Underlying Trust Funds and, accordingly, no distributions will be made on the Underlying Subordinate Interest on any Underlying Remittance Date until all required distributions have been made on the Underlying Senior Interests for such date. In addition, all losses on the Mortgage Loans (other than certain excess losses relating to special hazards, mortgagor fraud or bankruptcy) will be borne first by the Underlying Subordinate Interests before being borne by the Underlying Senior Interests.

     Based solely on the monthly statements provided by the Underlying Trustees in connection with the March 25, 1999 Underlying Remittance Date for the Underlying Certificates, which statements have not been independently verified for accuracy, the approximate aggregate principal balance for each of the Underlying Certificates, after giving effect to the March 1999 distributions thereon are as set forth in the table on page S-5.

DISTRIBUTIONS ON THE UNDERLYING CERTIFICATES

     Distributions of principal on the Underlying Certificates will be made on the 25th day of each month or, if such day is not an Underlying Business Day, the next succeeding Underlying Business Day (each, an 'UNDERLYING REMITTANCE DATE'). As used herein, an 'UNDERLYING BUSINESS DAY' means generally any day other than (a) a Saturday or Sunday or (b) a legal holiday in the state specified in the related Underlying Agreement or (c) a day on which banking institutions in the state specified in the related Underlying Agreement are authorized or obligated by law or executive order to be closed.

     Scheduled principal received on the Mortgage Loans held in each Underlying Trust Fund will be passed through monthly on the Underlying Remittance Date occurring in the month in which the related Due Date occurs. Principal prepayments in full together with any partial prepayments ('CURTAILMENTS') received on the Mortgage Loans will be passed through to the related underlying certificateholders as specified in the table below. As used herein, the 'DUE DATE' is the first day of each calendar month, being the day of the month on which a payment of interest and principal is due for each Mortgage Loan, exclusive of any days of grace.

      ISSUER, SERIES AND CLASS
     OF UNDERLYING CERTIFICATES               PREPAYMENTS IN FULL                       CURTAILMENTS
------------------------------------  ------------------------------------  ------------------------------------
AMAC 98-1, Class II-AP                Payments received on the first day    Payments received on the first day
AMAC 98-2, Class II-AP                through the last day of the month     through the last day of the month
BAMS 98-1, Class II-PO                will be passed through on the         will be passed through on the
BAMS 98-2, Class II-PO                Underlying Remittance Date occurring  Underlying Remittance Date occurring
CWMBS 93-D, Class PO                  in the month following receipt.       in the month following receipt.
FBS 93-C, Class A-11
HSMS 98-2, Class IIA-P
NMFC 98-5, Class A-PO
RAST 96-A10, 1996-N Class PO
PNCMS 96-4, Class I-P                 Payments received on the fifteenth    Payments received on the first day
PNCMS 97-3, Class I-P                 day of the prior month through the    through the last day of the month
PNCMS 97-4, Class I-P                 fourteenth day of the current month   will be passed through on the
PNCMS 97-8, Class III-P               will be passed through on the         Underlying Remittance Date occurring
PNCMS 98-10, Class III-P              Underlying Remittance Date occurring  in the month following receipt.
PNCMS 98-10, Class IV-P               in such month.
PNCMS 98-11, Class II-P
PNCMS 98-12, Class III-P
PNCMS 98-14, Class II-P
PNCMS 98-14, Class V-P
PNCMS 98-2, Class III-P
PNCMS 98-3, Class I-P
PNCMS 98-4, Class IV-P
PNCMS 98-5, Class III-P
PNCMS 98-6, Class III-P
PNCMS 98-8, Class III-P
PNCMS 98-8, Class IV-P
PNCMS 98-9, Class II-P
PNCMS 99-1, Class II-P

      ISSUER, SERIES AND CLASS
     OF UNDERLYING CERTIFICATES               PREPAYMENTS IN FULL                       CURTAILMENTS
------------------------------------  ------------------------------------  ------------------------------------
GECMS 96-17, Class 2-PO               Payments received on the sixteenth    Payments received on the first day
                                      day of the prior month through the    through the last day of the month
                                      fifteenth day of the current month    will be passed through on the
                                      will be passed through on the         Underlying Remittance Date occurring
                                      Underlying Remittance Date occurring  in the month following receipt.
                                      in such month.
PNCMS 98-1, Class IV-P                With respect to Mortgage Loans which  Payments received on the first day
                                      are master serviced by PNC Mortgage   through the last day of the month
                                      Securities Corp., payments received   will be passed through on the
                                      on the fifteenth day of the prior     Underlying Remittance Date occurring
                                      month through the fourteenth day of   in the month following receipt.
                                      the current month will be passed
                                      through on the Underlying Remittance
                                      Date occurring in such month.
                                      With respect to Mortgage Loans which
                                      are master serviced by IndyMac,
                                      Inc., payments received on the first
                                      day through the last day of the
                                      month will be passed through on the
                                      Underlying Remittance Date occurring
                                      in the month following receipt.
NSCOR 97-1, Class A-PO                With respect to certain of the        With respect to certain of the
NSCOR 97-5, Class A-PO                Mortgage Loans serviced by Norwest    Mortgage Loans serviced by Norwest
NSCOR 97-9, Class A-PO                Bank, payments received on the        Bank, payments received on the
                                      seventeenth day of the prior month    seventeenth day of the prior month
                                      through the sixteenth day of the      through the sixteenth day of the
                                      current month will be passed through  current month will be passed through
                                      on the Underlying Remittance Date     on the Underlying Remittance Date
                                      occurring in such month.              occurring in such month.
                                      With respect to all other Mortgage    With respect to all other Mortgage
                                      Loans, payments received on the       Loans, payments received on the
                                      first day through the last day of     first day through the last day of
                                      the month will be passed through on   the month will be passed through on
                                      the Underlying Remittance Date        the Underlying Remittance Date
                                      occurring in the month following      occurring in the month following
                                      receipt.                              receipt.
PHMS 94-24, Class A-P                 Payments received on the first day    Payments received on the seventeenth
                                      through the last day of the month     day of the prior month through the
                                      will be passed through on the         sixteenth day of the current month
                                      Underlying Remittance Date occurring  will be passed through on the
                                      in the month following receipt.       Underlying Remittance Date occurring
                                                                            in such month.

SUBORDINATED INTERESTS

     The Underlying Certificates, which represent senior interests in the related Underlying Trust Funds, evidence the right of the holders thereof to receive distributions on the related Mortgage Loans before any distributions have been made to holders of the Underlying Subordinate Interests. This subordination is intended to enhance the likelihood of regular receipt by holders of such Underlying Senior Interests of the full amount of monthly distributions due them and to protect holders of such Underlying Senior Interests against losses and other cash flow shortfalls. If, on any Underlying Remittance Date, holders of the Underlying Senior Interests are paid less than the amount due to them on such date, the percentage interest of the holders of such Underlying Senior Interests in such Underlying Trust Fund will vary so as to preserve the entitlement of such Underlying Senior Interests to unpaid principal of the Mortgage Loans and interest thereon.

     Amounts with respect to principal (other than scheduled monthly distributions of principal) will be disproportionately allocated to the Underlying Senior Interests under certain conditions specified in the Underlying Agreements. This will have the effect of accelerating the amortization of the Underlying Senior Interests and reducing their proportionate share in the related Underlying Trust Fund while increasing the proportionate share of the Underlying Subordinate Interests in such Underlying Trust Fund. Increasing the interest of the Underlying Subordinate Interests in the related Underlying Trust Fund relative to that of the related Underlying Senior Interests is intended to preserve the availability of the benefits of the subordination provided by such Underlying Subordinate Interests.

     If at any time the Underlying Subordinate Interests have been extinguished, all future losses or shortfalls due to delinquent payments on the related Mortgage Loans for which no advance is made by the related Servicer will be borne by the related Underlying Senior Interests. Amounts actually paid at any time to the holder of an Underlying Certificate in accordance with the terms of the related Underlying Agreement will not be subsequently recoverable from such holder.

ADVANCES

     Each of the Servicers is obligated to make advances of cash each month for distribution on the related Underlying Certificates equal to the difference between the amount due on such Underlying Certificates and the amount in the Underlying Certificate Account to be distributed to them pursuant to the related Underlying Agreement, but only to the extent such difference is attributable to delinquent monthly payments due during the immediately preceding month. No Servicer is under any obligation to make an advance with respect to any Mortgage Loan if the Servicer determines, in its sole discretion, that such advance will not be recoverable from future payments and collections on such Mortgage Loan. Advances are intended to maintain a regular flow of scheduled interest and principal payments on the Underlying Certificates, not to guarantee or insure against losses. Accordingly, any funds so advanced are recoverable by the related Servicer out of amounts received on the related Mortgage Loans.

OPTIONAL TERMINATION OF THE UNDERLYING TRUST FUNDS

     Each Servicer may, on any Underlying Remittance Date, purchase from the related Underlying Trust Fund all Mortgage Loans remaining outstanding at such time as the aggregate unpaid principal balance of such Mortgage Loans is less than 10% (or 5% with respect to 14 of the Underlying Trust Funds relating to 17 of the Underlying Certificates) of the aggregate unpaid principal balance of the Mortgage Loans as of the cut-off date related to the related Underlying Certificates. See Description of the Mortgage Loans -- The Mortgage Loans for a complete listing of such optional termination percentages. The purchase price will be distributed on the Underlying Certificates in the month following the month of such purchase.

     FOR ADDITIONAL INFORMATION ON THE UNDERLYING CERTIFICATES, INVESTORS SHOULD CAREFULLY REVIEW THE STATEMENTS FOR THE UNDERLYING CERTIFICATES PROVIDED BY THE UNDERLYING TRUSTEES OR THE SERVICERS (THE 'UNDERLYING REMITTANCE DATE STATEMENTS') FOR THE MARCH 25, 1999 UNDERLYING REMITTANCE DATES ATTACHED HERETO AS EXHIBIT A. ANY INFORMATION SET FORTH IN THIS PROSPECTUS SUPPLEMENT (INCLUDING EXHIBIT A HERETO) WITH RESPECT TO THE UNDERLYING CERTIFICATES OR THE RELATED MORTGAGE LOANS HAS BEEN OBTAINED BY THE DEPOSITOR FROM THE RELATED UNDERLYING PROSPECTUSES OR UNDERLYING REMITTANCE DATE STATEMENTS PROVIDED BY THE UNDERLYING TRUSTEES OR THE RELATED SERVICERS, AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE DEPOSITOR OR THE UNDERWRITER. THE UNDERLYING PROSPECTUSES AND ALL OTHER OFFERING MATERIALS DESCRIBED ABOVE FOR THE UNDERLYING CERTIFICATES WERE PREPARED BY THE ISSUERS OF THE RELATED UNDERLYING CERTIFICATES. NEITHER THE DEPOSITOR NOR THE UNDERWRITER MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION IN THE UNDERLYING PROSPECTUSES, OTHER RELATED MATERIALS OR THE UNDERLYING REMITTANCE DATE STATEMENTS.

                       DESCRIPTION OF THE MORTGAGE LOANS

     ALL OF THE INFORMATION CONTAINED HEREIN WITH RESPECT TO THE MORTGAGE LOANS IS BASED SOLELY ON (i) INFORMATION CONTAINED IN THE RELATED UNDERLYING PROSPECTUSES AND (ii) INFORMATION OBTAINED FROM THE UNDERLYING TRUSTEES IN CONNECTION WITH THE RELATED UNDERLYING REMITTANCE DATE STATEMENTS. NEITHER THE DEPOSITOR, THE UNDERWRITER NOR THE TRUSTEE HAS THE ABILITY INDEPENDENTLY TO VERIFY THE ACCURACY OF THIS INFORMATION AND, ACCORDINGLY, NEITHER THE DEPOSITOR, THE UNDERWRITER NOR THE TRUSTEE WILL MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACCURACY OF SUCH INFORMATION. PROSPECTIVE INVESTORS ARE ADVISED TO CONSIDER THE LIMITED NATURE OF SUCH AVAILABLE INFORMATION WHEN EVALUATING THE SUITABILITY OF ANY INVESTMENT IN THE CERTIFICATES.

GENERAL

     Each Underlying Trust Fund receives payments from a separate pool of Mortgage Loans and will perform independently of the other. Substantially all of the Mortgage Loans have original terms to stated maturity of approximately 180 months.

     Pursuant to each of the Underlying Agreements, the seller of the related Mortgage Loans to the trust (or another party described in the related Underlying Agreement) (the 'REPRESENTING PARTY') will make certain representations and warranties for the benefit of the related Underlying Trustee with respect to such Mortgage Loans and will be obligated to repurchase any Mortgage Loan as to which there is a material breach of any such representation or warranty. In lieu of such repurchase obligation, the Repurchasing Party may, subject to certain limitations, within two years after the date of initial delivery of the related Underlying Certificates, substitute for the affected Mortgage Loans substitute mortgage loans.

     None of the Mortgage Loans are insured or guaranteed by any governmental agency.

THE MORTGAGE LOANS

     Selected Mortgage Loan Data. The table below summarizes certain characteristics of the Mortgage Loans as such Mortgage Loans were constituted as of March 25, 1999. It is expected that the information set forth herein will be representative of the characteristics of the Mortgage Loans as of the date hereof, although prior to issuance of the Certificates, certain of the Mortgage Loans may be (or may have been) prepaid in full or in part or may be repurchased as described herein. The information contained herein with respect to the Mortgage Loans has been obtained from reports and other information supplied by the Underlying Trustees and has not been independently represented to the Trust as being accurate and complete.

       CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AS OF MARCH 25, 1999

                                                                                                            AGGREGATE PRINCIPAL
                                                                                            WEIGHTED           BALANCE OF THE
                                                        WEIGHTED                             AVERAGE         RELATED UNDERLYING
                                     AGGREGATE          AVERAGE          AGGREGATE       AMORTIZING TERM       PRINCIPAL ONLY
                                     PRINCIPAL       INTEREST RATE       AMOUNT OF       TO MATURITY (IN         LOANS AS A
                                   BALANCE OF THE        ON THE          PRINCIPAL       MONTHS) OF THE      PERCENTAGE OF THE
                                      RELATED           RELATED        LOSSES ON ALL         RELATED        AGGREGATE PRINCIPAL
                                     UNDERLYING        UNDERLYING       THE RELATED        UNDERLYING          BALANCE OF ALL
                                   PRINCIPAL ONLY    PRINCIPAL ONLY       MORTGAGE       PRINCIPAL ONLY     UNDERLYING PRINCIPAL
         ISSUER, SERIES             LOANS AT THE      LOANS AT THE      LOANS AT THE      LOANS AT THE       ONLY LOANS AT THE
           AND CLASS               REFERENCE DATE    REFERENCE DATE    REFERENCE DATE    REFERENCE DATE        REFERENCE DATE
--------------------------------   --------------    --------------    --------------    ---------------    --------------------
AMAC 98-1, Class II-AP..........    $ 13,778,780         6.61221%           $  0               167                 3.01168%
AMAC 98-2, Class II-AP..........    $ 11,621,138         6.57251%           $  0               168                 2.54007%
BAMS 98-1, Class II-PO..........    $ 11,661,652         6.56255%           $  0               167                 2.54893%
BAMS 98-2, Class II-PO..........    $  4,405,940         6.53897%           $  0               170                 0.96302%
CWMBS 93-D, Class PO............    $  8,598,245         6.24489%           $  0               112                 1.87935%
FBS 93-C, Class A-11............    $ 23,769,365         7.52324%           $  0               150                 5.19535%
GECMS 96-17, Class 2-PO.........    $  3,448,144         7.22056%           $  0               144                 0.75367%
HSMS 98-2, Class IIA-P..........    $  9,350,024         6.68420%           $  0               168                 2.04367%
NMFC 98-5, Class A-PO...........    $ 12,097,272         6.15451%           $  0               176                 2.64414%
NSCOR 97-1, Class A-PO..........    $ 37,886,559         7.25287%           $110               148                 8.28100%
NSCOR 97-5, Class A-PO..........    $ 29,565,389         7.07338%           $352               152                 6.46221%
NSCOR 97-9, Class A-PO..........    $ 27,064,737         7.09098%           $  0               154                 5.91563%
PHMS 94-24, Class A-P...........    $ 14,457,713         6.25049%           $  0               115                 3.16007%
PNCMS 96-4, Class I-P...........    $  4,816,592         6.85812%           $  0               140                 1.05278%
PNCMS 97-3, Class I-P...........    $  2,913,513         7.06739%           $  0               150                 0.63682%
PNCMS 97-4, Class I-P...........    $ 19,244,993         7.09570%           $  0               155                 4.20645%
PNCMS 97-8, Class III-P.........    $  5,650,712         6.79740%           $  0               161                 1.23510%
PNCMS 98-1, Class IV-P..........    $  4,188,342         6.91763%           $  0               162                 0.91546%
PNCMS 98-2, Class III-P.........    $ 12,180,730         6.87072%           $  0               163                 2.66238%
PNCMS 98-3, Class I-P...........    $  8,668,267         7.01720%           $  0               176                 1.89465%
PNCMS 98-4, Class IV-P..........    $ 10,531,946         7.33698%           $  0               235                 2.30200%
PNCMS 98-5, Class III-P.........    $ 36,201,993         6.68343%           $  0               168                 7.91280%
PNCMS 98-6, Class III-P.........    $  2,461,154         7.11753%           $  0               170                 0.53794%
PNCMS 98-8, Class III-P.........    $  9,835,648         7.12090%           $  0               175                 2.14981%
PNCMS 98-8, Class IV-P..........    $    268,233         7.00000%           $  0               174                 0.05863%
PNCMS 98-9, Class II-P..........    $ 28,830,217         6.63826%           $  0               167                 6.30152%
PNCMS 98-10, Class III-P........    $ 11,786,694         7.04945%           $  0               173                 2.57626%
PNCMS 98-10, Class IV-P.........    $ 10,434,478         6.93868%           $  0               169                 2.28070%
PNCMS 98-11, Class II-P.........    $  4,528,165         6.48964%           $  0               169                 0.98974%
PNCMS 98-12, Class III-P........    $ 13,601,881         7.03394%           $  0               175                 2.97301%
PNCMS 98-14, Class II-P.........    $ 20,546,925         6.43033%           $  0               175                 4.49101%
PNCMS 98-14, Class V-P..........    $  1,663,094         6.69622%           $  0               171                 0.36351%
PNCMS 99-1, Class II-P..........    $ 23,946,744         6.36680%           $  0               176                 5.23412%
RAST 96-A10, 1996-N Class PO....    $ 17,506,749         7.24081%           $  0               134                 3.82651%

                                    WEIGHTED
                                    AVERAGE
                                  SEASONING ON        WEIGHTED
                                  THE RELATED         AVERAGE
                                   UNDERLYING     SERVICING FEE ON
                                   PRINCIPAL        THE RELATED          OPTIONAL
                                      ONLY           UNDERLYING        TERMINATION
                                  LOANS AT THE     PRINCIPAL ONLY     PERCENTAGE FOR
         ISSUER, SERIES            REFERENCE        LOANS AT THE        UNDERLYING
           AND CLASS                  DATE         REFERENCE DATE       TRUST FUND
--------------------------------  ------------    ----------------    --------------
AMAC 98-1, Class II-AP..........        11             0.26250%              5%
AMAC 98-2, Class II-AP..........         8             0.26250%              5%
BAMS 98-1, Class II-PO..........        12             0.25000%             10%
BAMS 98-2, Class II-PO..........        11             0.25000%             10%
CWMBS 93-D, Class PO............        65             0.37625%             10%
FBS 93-C, Class A-11............        70             0.58039%             10%
GECMS 96-17, Class 2-PO.........        32             0.23239%             10%
HSMS 98-2, Class IIA-P..........        11             0.26000%             10%
NMFC 98-5, Class A-PO...........         4             0.26000%              5%
NSCOR 97-1, Class A-PO..........        28             0.26600%             10%
NSCOR 97-5, Class A-PO..........        25             0.26600%             10%
NSCOR 97-9, Class A-PO..........        24             0.26600%             10%
PHMS 94-24, Class A-P...........        61             0.20000%             10%
PNCMS 96-4, Class I-P...........        38             0.26046%             10%
PNCMS 97-3, Class I-P...........        30             0.29000%             10%
PNCMS 97-4, Class I-P...........        23             0.29353%             10%
PNCMS 97-8, Class III-P.........        19             0.26309%             10%
PNCMS 98-1, Class IV-P..........        15             0.30000%             10%
PNCMS 98-2, Class III-P.........        15             0.28523%             10%
PNCMS 98-3, Class I-P...........        13             0.43302%              5%
PNCMS 98-4, Class IV-P..........        11             0.79079%              5%
PNCMS 98-5, Class III-P.........        11             0.27798%              5%
PNCMS 98-6, Class III-P.........         9             0.29025%              5%
PNCMS 98-8, Class III-P.........         9             0.48245%              5%
PNCMS 98-8, Class IV-P..........         7             0.41220%              5%
PNCMS 98-9, Class II-P..........        11             0.41184%              5%
PNCMS 98-10, Class III-P........         6             0.81006%              5%
PNCMS 98-10, Class IV-P.........         7             0.86037%              5%
PNCMS 98-11, Class II-P.........         6             0.29000%              5%
PNCMS 98-12, Class III-P........         5             0.29404%              5%
PNCMS 98-14, Class II-P.........         5             0.29489%              5%
PNCMS 98-14, Class V-P..........         9             0.29473%              5%
PNCMS 99-1, Class II-P..........         4             0.28234%              5%
RAST 96-A10, 1996-N Class PO....        41             0.34272%             10%

     Servicing of the Mortgage Loans. The Servicers listed in the table beginning on page S-20 provide customary servicing functions with respect to the related Mortgage Loans. The Servicers are entitled to a servicing fee for their servicing activities.

     The following table sets forth certain delinquency information with respect to the Underlying Mortgage Loans, all of which has been obtained from the monthly statements provided by the Underlying Trustees in connection with the March 25, 1999 Underlying Remittance Date for the Underlying Certificates. The information contained in the following table may not be indicative of future delinquent payment rates of the Underlying Mortgage Loans or reductions in the principal balance of the Underlying Certificates.

                            UNDERLYING CERTIFICATES
           MORTGAGE LOAN DELINQUENCY INFORMATION AS OF MARCH 25, 1999

                                                                                                                          90+ DAYS
                                                    30-59 DAYS DELINQUENT                  60-89 DAYS DELINQUENT          DELINQUENT
                                            --------------------------------------  ------------------------------------  --------
                                                                         % OF                                  % OF
                                             NO. OF                  MORTGAGE POOL   NO. OF                MORTGAGE POOL   NO. OF
                                            MORTGAGE                 BY PRINCIPAL   MORTGAGE               BY PRINCIPAL   MORTGAGE
         ISSUER, SERIES AND CLASS            LOANS     BALANCE(1)     BALANCE(2)     LOANS    BALANCE(1)    BALANCE(2)     LOANS
------------------------------------------  --------  -------------  -------------  --------  -----------  -------------  --------
AMAC 98-1, Class II-AP....................      1     $  253,856.00     0.11100%        1     $292,045.00     0.12800%        0
AMAC 98-2, Class II-AP....................      2     $  752,637.00     0.17700%        0     $      0.00     0.00000%        2
BAMS 98-1, Class II-PO....................      0     $        0.00     0.00000%        0     $      0.00     0.00000%        0
BAMS 98-2, Class II-PO....................      1     $  262,791.14     0.10729%        0     $      0.00     0.00000%        0
CWMBS 93-D, Class PO......................      2     $  383,515.05     0.32001%        0     $      0.00     0.00000%        1
FBS 93-C, Class A-11......................      4     $  777,106.95     1.84990%        0     $      0.00     0.00000%        0
GECMS 96-17, Class 2-PO...................      1     $  208,420.95     0.56935%        0     $      0.00     0.00000%        0
HSMS 98-2, Class IIA-P....................      9     $2,952,827.72     1.34365%        1     $543,465.34     0.24730%        1
NMFC 98-5, Class A-PO.....................      1     $  255,183.52     0.09263%        0     $      0.00     0.00000%        0
NSCOR 97-1, Class A-PO....................      0     $        0.00     0.00000%        0     $      0.00     0.00000%        0
NSCOR 97-5, Class A-PO....................      1     $  166,988.21     0.18670%        0     $      0.00     0.00000%        0
NSCOR 97-9, Class A-PO....................      3     $  610,135.29     0.54929%        0     $      0.00     0.00000%        0
PHMS 94-24, Class A-P.....................      2     $  248,943.02     0.46981%        0     $      0.00     0.00000%        0
PNCMS 96-4, Class I-P(3)..................      1     $  219,133.71     1.04332%        0     $      0.00     0.00000%        0
PNCMS 97-3, Class I-P(3)..................      5     $1,290,966.51     1.80658%        0     $      0.00     0.00000%        0
PNCMS 97-4, Class I-P(3)..................      1     $  274,246.13     0.49967%        0     $      0.00     0.00000%        0
PNCMS 97-8, Class III-P(3)................      5     $  552,652.21     0.89577%        0     $      0.00     0.00000%        0
PNCMS 98-1, Class IV-P(3).................     19     $1,628,734.21     1.34609%        5     $286,772.35     0.23701%        2
PNCMS 98-2, Class III-P(3)................      6     $1,872,664.47     1.50025%        1     $221,600.31     0.17753%        0
PNCMS 98-3, Class I-P(3)..................      8     $  727,328.01     1.25297%        1     $114,708.07     0.19761%        1
PNCMS 98-4, Class IV-P(3).................      7     $1,345,397.23     1.65907%        0     $      0.00     0.00000%        0
PNCMS 98-5, Class III-P(3)................      2     $  881,645.96     0.87542%        0     $      0.00     0.00000%        0
PNCMS 98-6, Class III-P(3)................     15     $2,088,383.49     2.59135%        2     $234,574.63     0.29107%        0
PNCMS 98-8, Class III-P(3)................     16     $1,744,532.67     2.10958%        1     $ 34,051.20     0.04118%        1
PNCMS 98-8, Class IV-P(3).................      5     $1,961,134.25     3.26722%        1     $274,593.60     0.45747%        1
PNCMS 98-9, Class II-P(3).................      3     $  872,060.54     0.68603%        0     $      0.00     0.00000%        0
PNCMS 98-10, Class III-P(3)...............      9     $1,056,303.12     1.37301%        2     $320,457.45     0.41654%        1
PNCMS 98-10, Class IV-P(3)................      6     $2,064,087.87     2.74861%        1     $254,988.14     0.33955%        0
PNCMS 98-11, Class II-P(3)................      1     $   55,308.58     0.03880%        2     $864,427.54     0.60640%        0
PNCMS 98-12, Class III-P(3)...............      9     $  813,599.41     1.57207%        0     $      0.00     0.00000%        0
PNCMS 98-14, Class II-P(3)................      7     $2,331,617.44     0.93681%        0     $      0.00     0.00000%        0
PNCMS 98-14, Class V-P(3).................      4     $1,067,487.59     2.56136%        0     $      0.00     0.00000%        0
PNCMS 99-1, Class II-P(3).................      8     $3,416,004.73     3.38152%        1     $891,151.73     0.88216%        0
RAST 96-A10, 1996-N, Class PO.............     18     $1,637,781.48     2.66086%        1     $ 97,432.24     0.15830%        1

                               90+ DAYS DELINQUENT                IN FORECLOSURE                            R.E.O.
                            -------------------------- ------------------------------------- --------------------------------------
                                            % OF                                  % OF                                   % OF
                                        MORTGAGE POOL   NO. OF                MORTGAGE POOL   NO. OF                 MORTGAGE POOL
                                        BY PRINCIPAL   MORTGAGE               BY PRINCIPAL   MORTGAGE                BY PRINCIPAL
ISSUER, SERIES AND CLASS    BALANCE(1)    BALANCE(2)     LOANS    BALANCE(1)    BALANCE(2)     LOANS    BALANCE (1)    BALANCE(2)
-------------------------   -----------  ------------- ---------  -----------  ------------- ---------  -----------   -------------
AMAC 98-1, Class II-AP..... $      0.00     0.00000%        0     $      0.00     0.00000%        0     $      0.00      0.00000%
AMAC 98-2, Class II-AP..... $655,055.00     0.15400%        1     $329,189.00     0.07700%        0     $      0.00      0.00000%
BAMS 98-1, Class II-PO..... $      0.00     0.00000%        0     $      0.00     0.00000%        0     $      0.00      0.00000%
BAMS 98-2, Class II-PO..... $      0.00     0.00000%        0     $      0.00     0.00000%        0     $      0.00      0.00000%
CWMBS 93-D, Class PO....... $332,340.66     0.27731%        0     $      0.00     0.00000%        0     $      0.00      0.00000%
FBS 93-C, Class A-11....... $      0.00     0.00000%        0     $      0.00     0.00000%        0     $      0.00      0.00000%
GECMS 96-17, Class 2-PO.... $      0.00     0.00000%        0     $      0.00     0.00000%        0     $      0.00      0.00000%
HSMS 98-2, Class IIA-P..... $378,771.68     0.17236%        0     $      0.00     0.00000%        0     $      0.00      0.00000%
NMFC 98-5, Class A-PO...... $      0.00     0.00000%        0     $      0.00     0.00000%        0     $      0.00      0.00000%
NSCOR 97-1, Class A-PO..... $      0.00     0.00000%        0     $      0.00     0.00000%        0     $      0.00      0.00000%
NSCOR 97-5, Class A-PO..... $      0.00     0.00000%        0     $      0.00     0.00000%        0     $      0.00      0.00000%
NSCOR 97-9, Class A-PO..... $      0.00     0.00000%        0     $      0.00     0.00000%        0     $      0.00      0.00000%
PHMS 94-24, Class A-P...... $      0.00     0.00000%        0     $      0.00     0.00000%        0     $      0.00      0.00000%
PNCMS 96-4, Class I-P(3)... $      0.00     0.00000%        0     $      0.00     0.00000%        0     $      0.00      0.00000%
PNCMS 97-3, Class I-P(3)... $      0.00     0.00000%        0     $      0.00     0.00000%        1     $357,034.06      0.49963%
PNCMS 97-4, Class I-P(3)... $      0.00     0.00000%        0     $      0.00     0.00000%        0     $      0.00      0.00000%
PNCMS 97-8, Class III-P(3). $      0.00     0.00000%        1     $ 56,260.51     0.09119%        0     $      0.00      0.00000%
PNCMS 98-1, Class IV-P(3).. $262,105.20     0.21662%        1     $ 60,913.63     0.05034%        0     $      0.00      0.00000%
PNCMS 98-2, Class III-P(3). $      0.00     0.00000%        1     $265,559.17     0.21275%        0     $      0.00      0.00000%
PNCMS 98-3, Class I-P(3)... $ 73,804.92     0.12714%        1     $167,313.14     0.28823%        0     $      0.00      0.00000%
PNCMS 98-4, Class IV-P(3).. $      0.00     0.00000%        2     $183,552.91     0.22635%        0     $      0.00      0.00000%
PNCMS 98-5, Class III-P(3). $      0.00     0.00000%        0     $      0.00     0.00000%        0     $      0.00      0.00000%
PNCMS 98-6, Class III-P(3). $      0.00     0.00000%        0     $      0.00     0.00000%        0     $      0.00      0.00000%
PNCMS 98-8, Class III-P(3). $ 89,462.10     0.10818%        1     $ 49,727.09     0.06013%        0     $      0.00      0.00000%
PNCMS 98-8, Class IV-P(3).. $486,643.41     0.81074%        0     $      0.00     0.00000%        0     $      0.00      0.00000%
PNCMS 98-9, Class II-P(3).. $      0.00     0.00000%        0     $      0.00     0.00000%        0     $      0.00      0.00000%
PNCMS 98-10, Class III-P(3) $167,258.78     0.21741%        0     $      0.00     0.00000%        0     $      0.00      0.00000%
PNCMS 98-10, Class IV-P(3). $      0.00     0.00000%        0     $      0.00     0.00000%        0     $      0.00      0.00000%
PNCMS 98-11, Class II-P(3). $      0.00     0.00000%        0     $      0.00     0.00000%        0     $      0.00      0.00000%
PNCMS 98-12, Class III-P(3) $      0.00     0.00000%        1     $166,566.40     0.32185%        0     $      0.00      0.00000%
PNCMS 98-14, Class II-P(3). $      0.00     0.00000%        0     $      0.00     0.00000%        0     $      0.00      0.00000%
PNCMS 98-14, Class V-P(3).. $      0.00     0.00000%        0     $      0.00     0.00000%        0     $      0.00      0.00000%
PNCMS 99-1, Class II-P(3).. $      0.00     0.00000%        0     $      0.00     0.00000%        0     $      0.00      0.00000%
RAST 96-A10, 1996-N, Class
 PO.......................  $227,933.53     0.37032%        0     $      0.00     0.00000%        0     $      0.00      0.00000%


------------
(1) As compiled from the monthly statement provided by the Underlying Trustees in connection with the March 25, 1999 Underlying Remittance Date for the Underlying Certificates.

(2) Delinquency, Foreclosure and R.E.O. percentages are represented as percentages of the aggregate Mortgage Pool Principal Balance (or the related mortgage group principal balance, as indicated) as of March 25, 1999.

(3) The delinquency information is provided only with respect to the underlying mortgage group of which the related underlying certificates relate.

                                 THE DEPOSITOR

     The Depositor was incorporated in the state of Delaware on April 14, 1988 and is a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette Inc., which is a Delaware corporation. The principal executive offices of the Depositor are located at 277 Park Avenue, 9th Floor, New York, New York 10172. Its telephone number is (212) 892-3000.

     The Depositor was organized, among other things, for the purposes of establishing trusts, selling beneficial interests therein and acquiring and selling mortgage assets to such trusts. The Depositor has one class of common stock, all of which is owned by Donaldson, Lufkin & Jenrette Inc.

     The Underlying Certificates were acquired by the Depositor either directly or through an affiliate. Neither the Depositor, its parent nor any of its affiliates will ensure or guarantee payments or distributions on the Certificates, the Underlying Certificates or the Mortgage Loans.

                 YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

GENERAL

     The yield to maturity and the aggregate amount of payments on the Certificates will be affected by, among other things, the rate and timing of distributions in respect of the Underlying Certificates and the amount and timing of losses thereon. The yield to maturity and the aggregate amount of payments on the Certificates may also be affected by the exercise of any option to purchase the Mortgage Loans or Mortgage Securities related to an Underlying Certificate, thereby effecting early retirement of such Underlying Certificate, and by the exercise by the Trustee of its option to repurchase the Underlying Certificates, thereby effecting early retirement of the Certificates. The yield to maturity on the Certificates may be adversely affected by a higher or lower than anticipated rate of distributions in respect of the Underlying Certificates. The rate of distributions in respect of the Underlying Certificates will in turn be affected by the rate and timing of payments (including prepayments, repurchases, defaults and liquidations) on the related Mortgage Loans, the manner in which principal is allocated to the Underlying Certificates and the priorities for the distribution thereof. For instance, a slower than expected rate of principal payments on the Underlying Principal Only Loans, may have an adverse effect on the yield to investors on the Certificates. The timing of changes in the rate of distributions in respect of the Underlying Certificates may, and the timing of losses thereon will, significantly affect the yield to an investor, even if the average rate of payments experienced over time is consistent with an investor's expectation. In general, the earlier a distribution or loss allocation is made in respect of an Underlying Certificate, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of distributions or losses occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Certificates would not be fully offset by a subsequent like reduction (or increase) in the rate of distributions or losses. The yield to maturity on the Certificates will be sensitive to the allocation of losses to the Underlying Certificates, and the timing thereof, because all of such losses will be allocated to the Certificates. Since the rate and timing of distributions in respect of the Underlying Certificates will depend on future events and on a variety of factors, no assurance can be given as to such rate or as to the timing of payments on the Certificates. Because it is impossible to accurately predict the timing and dollar amount of distributions on the Underlying Certificates that will be made, investors may find it difficult to analyze the effect of such distributions on the yield and weighted average life of the Certificates.

     In addition, the yield to maturity of the Certificates will depend on, among other things, the price paid by the holders of the Certificates. The extent to which the yield to maturity of a Certificate is sensitive to payments will depend upon the degree to which it is purchased at a discount. For example, if a Certificate is purchased at a discount and principal payments in respect thereof occur at a rate slower than that anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase.

ASSUMED FINAL DISTRIBUTION DATE

     The final Distribution Date with respect to the Certificates will be assumed to be the Distribution Date in January 2015, which is the Distribution Date occurring in the month that is 12 months following the latest stated maturity date of any Mortgage Loan. No event of default, change in the priorities for payment on the Certificates or other provisions under the Trust Agreement will arise or become applicable solely by reason of the failure to retire the aggregate Certificate Principal Balance of the Certificates on or before the assumed final Distribution Date.

WEIGHTED AVERAGE LIFE

     Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security to the date of payment to the investor of each dollar paid in reduction of principal of such security (assuming no losses). The weighted average life of the Certificates will be influenced by, among other things, the rate at which principal of the Mortgage Loans is distributed in respect of the Underlying Certificates.

     Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement (the 'PSA') represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans. A prepayment assumption of 100% PSA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the mortgage loans, 100% PSA assumes a constant prepayment rate of 6.0% per annum. The tables set forth below are based on the assumption that the Mortgage Loans prepay at the indicated percentages of PSA. Neither the PSA nor any other prepayment model purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans related to the Underlying Certificates.

     The table below entitled 'Percentage of Initial Certificate Principal Balance Outstanding at the Following Percentages of PSA' has been prepared on the basis of certain assumptions as described below (collectively, the 'STRUCTURING ASSUMPTIONS') regarding the characteristics of the Mortgage Loans related to the Underlying Certificates and the performance thereof. The table assumes, among other things, that: (i) the individual Mortgage Loans related to the Underlying Certificates have the respective characteristics as of the Reference Date as summarized in the tables herein under 'Description of the Mortgage Loans;'(ii) the scheduled monthly payment for each Mortgage Loan is received on the first day of the month commencing in May 1999; (iii) none of the Mortgage Loans or Underlying Certificates will be repurchased by any person, no person will exercise any option to purchase any Mortgage Loans and the Trustee will not exercise any option to purchase the Underlying Certificates; (iv) no defaults or delinquencies in payment of principal or interest on the Mortgage Loans are experienced; (v) the Mortgage Loans related to the Underlying Certificates will prepay at the constant percentages of PSA specified in the table; (vi) prepayments representing payment in full of individual Mortgage Loans are received on the last day of each month commencing in April 1999; (vii) payments on the Certificates will be received on the 28th day of each month, commencing in May 1999; and (viii) the Certificates are purchased on April 30, 1999.

     The actual characteristics and performance of the Mortgage Loans related to the Underlying Certificates will differ from the assumptions used in constructing the table below, which are hypothetical in nature and are provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Mortgage Loans will prepay at a constant level of PSA until maturity or that all of the Mortgage Loans, or the Mortgage Loans related to any of the Underlying Certificates, will prepay at the same or constant level of PSA. Moreover, the remaining terms to maturity and mortgage rates of the Mortgage Loans could produce slower or faster principal distributions than indicated in the table at the various constant percentages of PSA specified, even if the weighted average remaining term to maturity and weighted average mortgage rates of the Mortgage Loans are as assumed. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans, or actual prepayment or loss experience, will affect the percentages of aggregate initial Certificate Principal Balance of the Certificates outstanding over time and the weighted average life of the Certificates.

     Subject to the foregoing discussion and assumptions, the table below indicates the weighted average life of the Certificates and sets forth the percentages of the aggregate initial Certificate Principal Balance of the Certificates (such initial Certificate Principal Balance after taking into effect any distributions in April 1999 to reduce the aggregate Certificate Principal Balance of the Certificates as of the Reference Date, such reduced balance the 'INITIAL CERTIFICATE PRINCIPAL BALANCE') that would be outstanding after each of the Distribution Dates indicated at various percentages of PSA.

        PERCENTAGE OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
                      AT THE FOLLOWING PERCENTAGES OF PSA

DISTRIBUTION DATE                                                             50%    100%    150%    200%    250%
---------------------------------------------------------------------------   ---    ----    ----    ----    ----
Initial Percentage.........................................................   100%   100 %   100 %   100 %   100 %
April 2000.................................................................    93     91      89      86      84
April 2001.................................................................    85     81      77      72      68
April 2002.................................................................    77     71      65      60      54
April 2003.................................................................    70     62      55      49      43
April 2004.................................................................    62     53      46      39      33
April 2005.................................................................    54     45      38      31      26
April 2006.................................................................    47     38      30      24      19
April 2007.................................................................    39     31      24      18      14
April 2008.................................................................    31     24      18      14      10
April 2009.................................................................    24     18      13       9       7
April 2010.................................................................    17     12       9       6       4
April 2011.................................................................    10      7       5       3       2
April 2012.................................................................     4      3       2       1       1
April 2013.................................................................     1      *       *       *       *
April 2014.................................................................     0      0       0       0       0
Weighted Average Life in Years(1)..........................................   6.7    5.9     5.2     4.7     4.2

------------

(1) The weighted average life of a Certificate is determined by (i) multiplying the amount of each distribution in reduction of the Initial Certificate Principal Balance thereof by the number of years from the date of issuance of the Certificate to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate of all distributions in reduction of the Initial Certificate Principal Balance of the Certificate.

*  Less than 0.5% but greater than 0.0%.

     Investors are urged to make their investment decisions based on their own determinations as to anticipated rates of payment and losses under a variety of scenarios. For an additional discussion of the factors affecting yield, see 'Risk Factors' herein and the yield and prepayment considerations in the Underlying Prospectus Supplements.

YIELD CONSIDERATIONS

     The yield to investors on the Certificates will be highly sensitive to the default experience and the rate and timing of principal payments on the underlying principal only Mortgage Loans. As a result, the yield to investors on the Certificates may be adversely affected by slower than expected payments of principal on such Mortgage Loans.

     No representation is made as to the actual rate of payments of principal on the Mortgage Loans.

     The table below indicates the approximate pre-tax yields to maturity (on a corporate bond equivalent basis (CBE)) on the Certificates for the specified constant percentages of PSA based on the Structuring Assumptions and on the further assumption that the purchase price of the Certificates is equal to 69.25%.

              PRE-TAX YIELD TO MATURITY (CBE) ON THE CERTIFICATES

             PERCENTAGES OF PSA
---------------------------------------------
 50%      100%      150%      200%      250%
-----     ----      ----      ----      -----
5.99%     6.90%     7.89%     8.96%     10.09%

EARLY TERMINATION OF UNDERLYING TRUST FUNDS

     As noted in 'Description of the Underlying Certificates -- Optional Termination of the Underlying Trust Funds' herein, each Servicer may redeem the related Underlying Certificates on or after any Underlying Remittance Date on which, after taking into account payments of principal and allocations of realized losses, if any, to be made on that date, the aggregate outstanding principal amount of the related Mortgage Loans is less than 10% (or 5% with respect to 14 of the Underlying Trust Funds relating to 17 of the Underlying Certificates) of their aggregate initial principal amount. In such event, the related Underlying Trust Fund may be terminated. The termination of any Underlying Trust Fund will result in the receipt by the Certificateholders of principal payments that could have the effect of shortening the weighted average life of such certificate.

                                USE OF PROCEEDS

     The Depositor will apply the proceeds of the sale of the Certificates towards the purchase price of the Underlying Certificates, the payment of expenses related to such purchase and other corporate purposes.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     The following is a general discussion of certain anticipated material federal income tax consequences of the purchase, ownership and disposition of Certificates. This discussion is directed solely to an investor that holds a Certificate as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the 'CODE') and does not purport to discuss all federal income tax consequences that may be applicable to particular categories of investors, some of which (such as banks, insurance companies and foreign investors) may be subject to special rules. In particular, this discussion does not address the federal income tax consequences of an investor who previously owned an Underlying Certificate; any such investor should consult its own tax advisor for information concerning the anticipated material federal income tax consequences of the purchase, ownership and disposition of Certificates. Further, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. In addition to the federal income tax consequences described herein, potential investors should consider the state and local tax consequences. See 'State and Other Tax Consequences' herein. Certificateholders are advised to consult their tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of a Certificate.

     The following disclosure assumes that the disclosure as to federal income tax consequences contained in the underlying offering circulars is correct as to the characterization of each of the Underlying Certificates and the income, deductions, gain or loss associated with their ownership. However, no representation is made by the Depositor, the Trustee or any of their respective affiliates regarding the correctness of the tax disclosure relating to the Underlying Certificates, the tax characterization of the Underlying Certificates or that all or any portion of an Underlying Trust Fund qualifies as a REMIC or any other entity, taxable or otherwise.

CLASSIFICATION OF THE TRUST FUND

     Upon issuance of the Certificates, Morgan, Lewis & Bockius LLP, counsel to the Depositor, will deliver its opinion generally to the effect that, under current law and assuming compliance with all provisions of the Trust Agreement, the Trust Fund will be classified as a grantor trust under subpart E, Part I of subchapter J of the Code and not as an association taxable as a corporation, a taxable mortgage pool or as a partnership. Accordingly, a holder of a Certificate generally will be treated as the owner of an undivided interest in the Underlying Certificates (and any related assets). In light of this treatment, Certificateholders should review the underlying offering circulars for the tax consequences of holding the Underlying Certificates. Certificateholders should also review the underlying offering circulars regarding the consequences of the classification of Underlying Certificates as other than regular interests in a real estate mortgage investment conduit (a 'REMIC'), including the possible imposition of a corporate level tax on the related Underlying Trust Funds.

CHARACTERIZATION OF INVESTMENT IN THE CERTIFICATES

     Assuming the qualification and maintenance of the status as a REMIC of each REMIC related to the Underlying Certificates, the Certificates will represent interests in (i) 'loans . . . secured by an interest in real property' within the meaning of Section 7701(a)(19)(C)(v) of the Code; (ii) 'obligations (including any participation or certificate of beneficial ownership therein) which . . . are principally secured by an interest in real property' within the meaning of Section 860G(a)(3) of the Code; and (iii) 'real estate assets' within the meaning of Section 856(c)(5)(B) of the Code generally in the same proportion that the assets of the related Underlying Trust Funds would be so treated. In addition, interest on the Certificates will to the same extent be considered 'interest on obligations secured by mortgages on real property or on interests in real property' within the meaning of Section 856(c)(3)(B) of the Code.

TAXATION OF OWNERS OF THE CERTIFICATES

     For federal income tax purposes, a holder of a Certificate will be treated as the beneficial owner of an undivided interest in each of the Underlying Certificates. Assuming the qualification and maintenance of the status as a REMIC of each REMIC related to the Underlying Certificates, for federal income tax purposes, the holders of Certificates will generally be subject to the following rules, including those relating to original issue discount, market discount and premium, applicable to each Underlying Certificate which is a REMIC regular interest. In applying these rules, the cost of a Certificate must be allocated among the Underlying Certificates based on their respective fair market values. Holders of the Certificates should review the underlying offering circulars with respect to whether the Underlying Certificates were issued with original issue discount and the prepayment assumptions used in accruing such original issue discount.

     A holder of a Certificate generally will be required to report income with respect to the Underlying Certificates under the accrual method of accounting. A holder of a Certificate generally will be required to report on its federal income tax returns its share of the entire income from the Underlying Certificates and subject to the limitations described in ' -- Limitations on Miscellaneous Itemized Deductions' herein, will be entitled to deduct its share of any such Trustee Fees and other expenses. Because of market discount, original issue discount or premium, the amount includible in income on account of a Certificate may differ significantly from the amount payable in respect of interest on the Underlying Certificates.

ORIGINAL ISSUE DISCOUNT

     For federal income tax reporting purposes, the rules governing Underlying Certificates issued with original issue discount will be applicable to the holders of the Certificates. Because the Underlying Certificates consist of principal only certificates, it is anticipated that all of the Underlying Certificates will be treated as having been issued with original issue discount for federal income tax purposes. Treasury Regulations (the 'OID REGULATIONS') have been issued under Sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. If the method for computing original issue discount results in a negative amount for any period with respect to an Underlying Certificate, the amount of original issue discount allocable to such period will be zero and a holder of a Certificate will be permitted to offset such negative amount only against future original issue discount (if any) attributable to such Underlying Certificate. Although uncertain, a Certificateholder may be permitted to deduct a loss to the extent that his or her respective remaining basis in such Underlying Certificate exceeds the maximum amount of future payments to which such Certificateholder is entitled, assuming no further prepayments of the related Mortgage Loans. Any such loss might be treated as a capital loss.

     The OID Regulations appear to permit in some circumstances the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that a holder of a Certificate may be able to select a method for recognizing original issue discount that differs from that used by the Underlying Trust Funds in preparing reports to the holders of the related mortgage securities and the IRS. Prospective purchasers of the Certificates are advised to consult their tax advisors concerning the tax treatment of the Certificates in this regard.

MARKET DISCOUNT

     A holder of a Certificate may be subject to the market discount rules of Sections 1276 through 1278 of the Code to the extent an interest in an Underlying Certificate is considered to have been purchased at a 'market discount', that is, at a purchase price less than its adjusted issue price. If market discount is in excess of a de minimis amount (as described below), the holder generally will be required to include in income in each month the amount of such discount that has accrued through such month that has not previously been included in income, but limited, in the case of the portion of such discount, to payments on the Underlying Certificates that are received by or due to the Trust Fund in that month. A holder of a Certificate may elect to include market discount in income currently as it accrues (under a constant yield method based on the yield of the Certificate to such holder) rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such holder during or after the first taxable year to which such election applies. In the absence of such an election, it may be necessary to accrue such discount under a proportionate method. In addition, the OID Regulations permit a holder of a Certificate to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If a holder of a Certificate made such an election with respect to Underlying Certificates with market discount, such holder would be deemed to have made an election to include, currently, market discount in income with respect to all other debt instruments having market discount that such holder acquires during the taxable year of the election or thereafter. Similarly, a holder that made this election for Underlying Certificates acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such holder owns or acquires. Each of these elections to accrue interest, discount and premium with respect to the Underlying Certificates on a constant yield method or as interest is irrevocable.

     Section 1276(b)(3) of the Code authorized the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the Treasury Department, certain rules described in the Conference Committee Report (the 'COMMITTEE REPORT') accompanying the Tax Reform Act of 1986 will apply. Under those rules, in each accrual period market discount on the Underlying Certificates should accrue, at the holder's option: (i) on the basis of a constant yield method, or (ii) in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining at the beginning of the accrual period.

     Market discount with respect to the Underlying Certificates generally will be considered to exceed a de minimis amount if it is greater than 0.25% of the stated redemption price of the Underlying Certificates multiplied by the number of complete years to maturity remaining after the date of their purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations (determined by rounding down payments to the next lowest number of whole years), and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the prepayment assumption used, if any. If market discount is treated as de minimis under the foregoing rule, it appears that such market discount will be included in income as each payment of stated principal is made, based on the product of the total amount of such de minimis market discount and a fraction, the numerator of which is the amount of such principal payment and the denominator of which is the outstanding stated principal amount of the Underlying Certificates.

     Further, any discount that is not original issue discount and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues.

LIMITATIONS ON MISCELLANEOUS ITEMIZED DEDUCTIONS

     Under Section 67 of the Code, an individual, estate or trust holding a Certificate directly or through certain pass-through entities will be allowed a deduction for fees and expenses of the Trust Fund only to the extent that the aggregate of such holder's miscellaneous itemized deductions exceeds two percent of such holder's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by a holder of a Certificate that is subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Further, a holder of a Certificate (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining such holder's alternative minimum taxable income.

SALES OF CERTIFICATES

     Except as described below, any gain or loss recognized on the sale or exchange of a Certificate generally will be capital gain or loss, and will be equal to the difference between the amount realized on the sale of a Certificate and its adjusted basis. The adjusted basis of a Certificate generally will equal its cost, allocated among each of the Underlying Certificates based on their respective fair market values, increased by any income (including original issue discount and market discount income) recognized by the seller and reduced (but not below zero) by any previously reported losses, amortized premium and distributions with respect to the Certificate. The Code currently provides for a top marginal tax rate applicable to ordinary income of individuals of 39.6% while maintaining a maximum marginal rate for the long-term gains of individuals of 20%. There is no such rate differential for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss may be relevant for other purposes.

     Gain or loss from the sale of a Certificate may be partially or wholly ordinary and not capital in certain circumstances. Gain attributable to accrued and unrecognized market discount with respect to an Underlying Certificate will be treated as ordinary income, as will gain or loss recognized by banks and other financial institutions subject to Section 582(c) of the Code. Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that any Certificate (or the taxpayer's proportionate ownership of any Underlying Certificates) is held as part of a 'conversion transaction' within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in any Certificate (or Underlying Certificate) or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate 'applicable Federal rate,' which rate is computed and published monthly by the IRS, at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income. A taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for that taxable year, for purposes of the limitation on the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     Gain from the sale of a Certificate that might otherwise be capital gain will be treated as ordinary income to the extent such gain, allocated in accordance with the respective fair market values of each of the Underlying Certificates, does not exceed the excess, if any, of (i) the amount that would have been includible in the seller's income with respect to each Underlying Certificate assuming that income had accrued thereon at a rate equal to 110% of the 'applicable Federal rate' (generally, a rate based on an average of current yields on Treasury securities having a maturity comparable to that of such Underlying Certificate based on the application of the applicable prepayment assumption to such Underlying Certificate, which rate is computed and published monthly by the IRS), determined as of the date of purchase of such Certificate, over (ii) the amount of ordinary income related to such Underlying Certificate actually includible in the seller's income prior to such sale. In addition, gain recognized on the sale of a Certificate by a seller who is deemed to have purchased an Underlying Certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of such discount that accrued during the period such Underlying Certificate was deemed to be held by such holder, reduced by any market discount included in income under rules similar to those described above under ' -- Taxation of Owners of the Certificates -- Market Discount' and ' -- Premium.'

REALIZED LOSSES

     Under Section 166 of the Code, both corporate holders of the Certificates and noncorporate holders of the Certificates that acquire such Certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year as the result of one or more realized losses on the Underlying Certificates. However, it appears that a noncorporate holder that does not acquire a Certificate in connection with a trade or business will not be entitled to deduct a loss under Section 166 of the Code until the related Underlying Certificate becomes wholly worthless (i.e., until its outstanding principal balance has been reduced to zero) and that the loss will be characterized as a short-term capital loss. Each holder of a Certificate, as a holder of an interest in each of the Underlying Certificates, will be required to accrue interest and original issue discount with respect to such Underlying Certificates, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the Mortgage Loans or the Underlying Certificates until it can be established that any such reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a Certificate could exceed the amount of economic income actually realized by the holder in such period. Although the holder of a Certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that as the result of a realized loss ultimately will not be realized, the law is unclear with respect to the timing and character of such loss or reduction in income. Finally, the last distribution on an Underlying Certificate will be treated as a payment in retirement of a debt instrument.

REPORTING AND OTHER ADMINISTRATIVE MATTERS

     Reporting of interest income, including any original issue discount, by the Underlying Trust Funds with respect to the Underlying Certificates is required annually, and may be required more frequently under Treasury regulations. The Trustee, in its capacity as Underlying Certificateholder, will be provided interest and original issue discount income information and the information set forth in the following paragraph from the Underlying Trust Funds upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. The Underlying Trust Funds must also comply with rules requiring a REMIC regular certificate issued with original issue discount to disclose on its face the amount of original issue discount and the issue date, and requiring such information to be reported to the IRS.

     As applicable, the Distribution Date Statements will include a statement of the adjusted issue price of each of the Underlying Certificates at the beginning of each accrual period. In addition, the reports should include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price that the Underlying Trust Fund may not have, such regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided.

GRANTOR TRUST REPORTING

     In addition, within a reasonable time after the end of each calendar year, the Trustee will furnish to each Certificateholder during such year such customary factual information as the Trustee deems necessary or desirable to enable holders of Certificates to prepare their tax returns and will furnish comparable information to the IRS as and when required by law to do so.

BACKUP WITHHOLDING

     Payments of interest, as well as payments of proceeds from the sale of a Certificate, may be subject to the 'backup withholding tax' under Section 3406 of the Code at a rate of 31% if recipients of such payments fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from such tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax. Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

FOREIGN INVESTORS

     A holder of a Certificate that is not a 'United States person' (as described below) and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a Certificate will not be subject to United States federal income or withholding tax in respect of a payment on the Certificate, provided that such holder complies to the extent necessary with certain identification requirements (including delivery of a statement, signed by such holder under penalties of perjury, certifying that such holder is not a United States person and providing the name and address of such holder). For these purposes, 'UNITED STATES PERSON' means a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such United States. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as United States Persons). If such holder does not qualify for exemption, payments of interest, including payments in respect of accrued original issue discount, to such holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

     In addition, the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on such shareholder's allocable portion of the interest income received by such controlled foreign corporation.

     To the extent that interest on the Certificates would be exempt under
Section 871(h)(1) of the Code from United States withholding tax, and a Certificate is not held in connection with a holder's trade or business in the United States, a Certificate will not be subject to United States estate taxes in the estate of a non-resident alien individual.

                        STATE AND OTHER TAX CONSEQUENCES

     In addition to the federal income tax consequences described in 'Material Federal Income Tax Consequences' herein, potential investors should consider the state and local tax consequences of the acquisition, ownership and disposition of the Certificates. State and local tax law may differ substantially from the corresponding federal tax law, and this discussion does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the Certificates.

                              ERISA CONSIDERATIONS

     Section 406 of the Employee Retirement Income Security Act of 1974, as amended ('ERISA') and Section 4975 of the Code prohibit a pension, profit sharing or other employee benefit or other plan (such as an individual retirement account) that is subject to Title I of ERISA or to Section 4975 of the Code from engaging in certain transactions involving 'plan assets' with persons that are 'parties in interest' under ERISA or 'disqualified persons' under the Code with respect to the Plan. Certain governmental plans, although not subject to ERISA or the Code, are subject to federal, state or local laws ('SIMILAR LAW') that impose similar requirements (such plans subject to ERISA, Section 4975, or Similar Law referred to herein as 'PLANS'). A violation of these 'prohibited transaction' rules may generate excise tax and other liabilities under ERISA and the Code or under Similar Law for such persons.

     Depending on the relevant facts and circumstances, certain prohibited transaction exemptions may apply to the purchase or holding of the Certificates. However, there can be no assurance that an exemption will apply with respect to any Plan's investment in the Certificates, or, if an exemption, did apply, that it would apply to all prohibited transactions that may occur in connection with such investment. Furthermore, it is not clear that any exemption would apply to transactions involved in operation of the Trust if, as described below, the assets of the Trust were considered to include Plan assets.

     ERISA also imposes certain duties on persons who are fiduciaries of Plans subject to ERISA, including the requirements of investment prudence and diversification, and the requirement that such a Plan's investments be made in accordance with the documents governing the Plan. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan is considered to be a fiduciary of such Plan. Plan fiduciaries must determine whether the acquisition and holding of Certificates and the operations of the Trust would result in prohibited transactions if Plans that purchase the Certificates were deemed to own an interest in the underlying assets of the Trust under the rules discussed below. There may also be an improper delegation of the responsibility to manage Plan assets if Plans that purchase the Certificates are deemed to own an interest in the underlying assets of the Trust.

     Pursuant to Department of Labor Regulation 'SS' 2510.3-101 (the 'PLAN ASSETS REGULATION'), in general when a Plan acquires an equity interest in an entity such as the Trust and such interest does not represent a 'publicly offered security' that is 'widely held' or a security issued by an investment company registered under the Investment Company Act of 1940, as amended, the Plan's assets include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless it is established either that the entity is an 'operating company' or that equity participation in the entity by 'benefit plan investors' is not 'significant'. In general, an 'equity interest' is defined under the Plan Assets Regulation as any interest in an entity other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. It is anticipated that the Certificates will be considered equity interests in the Trust for purposes of the Plan Assets Regulation, and that the assets of the Trust may therefore constitute plan assets if Certificates are acquired by Plans. In such event, the fiduciary and prohibited transaction restrictions of ERISA and section 4975 of the Code would apply to transactions involving the assets of the Trust.

     The Certificates may not be transferred and the Trustee will not register any proposed transfer of Certificates unless it receives (i) a representation substantially to the effect that the proposed transferee is not a Plan, is not acquiring the Certificates on behalf of or with the assets of a Plan (including assets that may be held in an insurance company's separate or general accounts where assets in such accounts may be deemed 'plan assets' for purposes of ERISA), or (ii) an opinion of counsel in form and substance satisfactory to the Trustee and the Depositor that the purchase or holding of the Certificates by or on behalf of a Plan will not constitute a prohibited transaction and will not result in the assets of the Trust being deemed to be 'plan assets' and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of ERISA and the Code or any Similar Law or subject the Trustee or the Depositor to any obligation in addition to those undertaken in the Trust Agreement. Such representation as described above shall be deemed to have been made to the Trustee by the transferee's acceptance of a Certificate. In the event that such representation is violated or any transfer to a Plan or person acting on behalf of a Plan or using a Plan's assets is attempted without such opinion of counsel, such attempted transfer or acquisition shall be void and of no effect.

                        LEGAL INVESTMENT CONSIDERATIONS

     Assuming the accuracy of certain representations contained in the Underlying Agreements (which information is not subject to independent certification) and on the basis of certain assumptions derived from statements included in the Underlying Prospectus Supplements, the Certificates will constitute 'MORTGAGE RELATED SECURITIES' for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 ('SMMEA') so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization and, as such, are legal investments for certain entities to the extent provided for in SMMEA.

     There may be restrictions on the ability of certain investors, including depository institutions, either to purchase the Certificates or to purchase Certificates representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Certificates constitute legal investments for such investors. See 'Legal Investment' in the Prospectus.

                             METHOD OF DISTRIBUTION

     Subject to the terms and conditions set forth in the Underwriting Agreement between the Depositor and Donaldson, Lufkin & Jenrette Securities Corporation (the 'UNDERWRITER'), which is an affiliate of the Depositor, the Depositor has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from the Depositor, the Certificates.

     Distribution of the Certificates will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriter may effect such transactions by selling Certificates to or through dealers and such dealers may receive from the Underwriter, for which they act as agent, compensation in the form of underwriting discounts, concessions or commissions. The Underwriter and any dealers that participate with the Underwriter in the distribution of such Certificates may be deemed to be underwriters, and any discounts, commissions or concessions received by them, and any profits on resale of the Certificates purchased by them, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the '1933 ACT').

     The Depositor has been advised by the Underwriter that it intends to make a market in the Certificates but has no obligation to do so. There can be no assurance that a secondary market for the Certificates will develop or, if it does develop, that it will continue.

     The Depositor has agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to, certain liabilities, including liabilities under the 1933 Act.

                                 LEGAL MATTERS

     Certain legal matters in connection with the issuance of the Certificates will be passed upon for the Depositor and the Underwriter by Morgan, Lewis & Bockius LLP, New York, New York.

                                    RATINGS

     It is a condition to the issuance of the Certificates that they be rated 'AAA' by the Rating Agency.

     The ratings assigned by the Rating Agency to mortgage pass-through certificates address the likelihood of the receipt of all distributions by the related certificateholders under the agreements pursuant to which such certificates are issued. The ratings by the Rating Agency take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on the mortgage pool is adequate to make the payments required by such certificates. The ratings by the Rating Agency on such certificates do not, however, constitute a statement regarding frequency of prepayments of the mortgage loans.

     The Depositor has not engaged any rating agency other than the Rating Agency to provide ratings on the Certificates. However, there can be no assurance as to whether any other rating agency will rate the Certificates, or, if it does, what rating would be assigned by any such other rating agency. Any rating on the Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to such Certificates by the Rating Agency.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to any of the Certificates by the Rating Agency are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to such Certificates.

                             INDEX OF DEFINED TERMS

                                                                                                              PAGE
                                                                                                              ----
1933 Act...................................................................................................   S-40
AMAC.......................................................................................................   S-20
Available Funds............................................................................................   S-19
BAMS.......................................................................................................   S-20
Beneficial Owners..........................................................................................   S-17
Book-Entry Certificates....................................................................................   S-17
Certificate Account........................................................................................   S-13
Certificate Principal Balance..............................................................................   S-19
Certificateholder..........................................................................................   S-19
Certificates...............................................................................................   S-12
Closing Date...............................................................................................   S-12
Code.......................................................................................................   S-34
Committee Report...........................................................................................   S-36
CWMBS......................................................................................................   S-20
Curtailments...............................................................................................   S-24
Depositor..................................................................................................   S-12
Distribution Date..........................................................................................   S-18
Distribution Date Statement................................................................................   S-14
DTC........................................................................................................   S-17
DTC Rules..................................................................................................   S-17
Due Date...................................................................................................   S-24
Eligible Account...........................................................................................   S-12
ERISA......................................................................................................   S-39
FBS........................................................................................................   S-20
Financial Intermediary.....................................................................................   S-17
GECMS......................................................................................................   S-20
HSMS.......................................................................................................   S-20
Initial Certificate Principal Balance......................................................................   S-32
Mortgage Loans.............................................................................................   S-23
Mortgage Pool Principal Balance............................................................................   S-23
mortgage related securities................................................................................   S-40
NMFC.......................................................................................................   S-21
NSCOR......................................................................................................   S-21
OID Regulations............................................................................................   S-35
Participants...............................................................................................   S-17
Percentage Interest........................................................................................   S-18
Permitted Investments......................................................................................   S-12
PHMS.......................................................................................................   S-21
Plan Assets Regulation.....................................................................................   S-39
Plans......................................................................................................   S-39
PNCMS......................................................................................................   S-21
PSA........................................................................................................   S-32
RAST.......................................................................................................   S-23
Rating Agency..............................................................................................   S-12
Record Date................................................................................................   S-18
Reference Date.............................................................................................   S-17
REMIC......................................................................................................   S-34
Representing Party.........................................................................................   S-27
Servicers..................................................................................................   S-23
Similar Law................................................................................................   S-39
SMMEA......................................................................................................   S-40
Structuring Assumptions....................................................................................   S-32

Termination Price..........................................................................................   S-19
Trust......................................................................................................   S-16
Trust Agreement............................................................................................   S-12
Trustee....................................................................................................   S-12
Trustee Fee................................................................................................   S-12
Trustee Fee Account........................................................................................   S-12
Underlying Agreements......................................................................................   S-23
Underlying Business Day....................................................................................   S-24
Underlying Certificate Account.............................................................................   S-23
Underlying Certificateholder...............................................................................   S-13
Underlying Certificates....................................................................................   S-16
Underlying Remittance Date.................................................................................   S-24
Underlying Remittance Date Statements......................................................................   S-26
Underlying Senior Interests................................................................................   S-23
Underlying Subordinate Interests...........................................................................   S-23
Underlying Trust Fund......................................................................................   S-23
Underlying Trustees........................................................................................   S-23
Underwriter................................................................................................   S-40
United States Person.......................................................................................   S-38

                        [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      EXHIBIT A

         ABN AMRO MORTGAGE CORPORATION
MULTI-CLASS MORTGAGE PASS-THROUGH CERTIFICATES,
          SERIES 1998-1, CLASS IIA-P

ABN AMRO
LaSalle National Bank

Administrator:
 Roxane Ellwanger (800) 246-5761
 135 S. LaSalle Street  Suite 1625
 Chicago, IL  60674-4107

Statement Date:             03/25/99
Payment Date:               03/25/99
Prior Payment:              02/25/99
Record Date:                02/26/99

WAC:                       7.346291%
WAMM:                            311

                          ABN AMRO Mortgage Corporation
                (LaSalle Home Mortgage Corporation, as Servicer)
                 Multi-Class Mortgage Pass-Through Certificates
                                  Series 1998-1

                           ABN AMRO Acct: 67-7920-20-9

================================================================================

                                                         Number Of Pages
                                                         ---------------

Table Of Contents                                               1
REMIC Certificate Report                                        3
Other Related Information                                       2
Asset Backed Facts Sheets                                       3
Delinquency Loan Detail
Mortgage Loan Characteristics

Total Pages Included In This Package                            2

Specially Serviced Loan Detail                            Appendix A
Modified Loan Detail                                      Appendix B
Realized Loss Detail                                      Appendix C

================================================================================
       Information is available for this issue from the following sources
--------------------------------------------------------------------------------
LaSalle Web Site                                               www.lnbabs.com

LaSalle Bulletin Board                                         (714) 282-3990
LaSalle ASAP Fax System                                        (714) 282-5518
Bloomberg                                                       User Terminal

ASAP #:                                                                   330
Monthly Data File Name:                                          0330MMYY.EXE
================================================================================

================================================================================

ABN AMRO
LaSalle National Bank

Administrator:
 Roxane Ellwanger (800) 246-5761
 135 S. LaSalle Street  Suite 1625
 Chicago, IL  60674-4107

Statement Date:             03/25/99
Payment Date:               03/25/99
Prior Payment:              02/25/99
Record Date:                02/26/99

WAC:                       7.346291%
WAMM:                            311

                          ABN AMRO Mortgage Corporation
                (LaSalle Home Mortgage Corporation, as Servicer)
                 Multi-Class Mortgage Pass-Through Certificates
                                  Series 1998-1

                           ABN AMRO Acct: 67-7920-20-9
                                    REMIC II

====================================================================================================================================
                     Original              Opening           Principal       Principal         Negative         Closing
  Class            Face Value (1)          Balance            Payment       Adj. or Loss     Amortization       Balance
  CUSIP             Per $1,000           Per $1,000         Per $1,000       Per $1,000        Per $1,000      Per $1,000
------------------------------------------------------------------------------------------------------------------------------------
IA-1               78,344,523.04        75,953,796.04      1,026,241.68             0.00        276,916.51    75,204,470.87
00077BAN3         1000.000000000        969.484439917      13.099086448      0.000000000       3.534599475    959.919952944
IA-2               23,789,603.00        23,789,603.00              0.00             0.00              0.00    23,789,603.00
00077BAA1         1000.000000000       1000.000000000       0.000000000      0.000000000       0.000000000   1000.000000000
IA-3               63,730,000.00        26,137,192.93      6,518,082.12             0.00              0.00    19,619,110.81
00077BAB9         1000.000000000        410.123849521     102.276512161      0.000000000       0.000000000    307.847337361
IA-4               10,043,000.00                 0.00              0.00             0.00              0.00             0.00
00077BAC7         1000.000000000          0.000000000       0.000000000      0.000000000       0.000000000      0.000000000
IA-5               37,632,681.00        37,632,681.00        670,067.17             0.00              0.00    36,962,613.83
00077BAD5         1000.000000000       1000.000000000      17.805459303      0.000000000       0.000000000    982.194540697
IA-6               14,254,582.00        14,254,582.00              0.00             0.00              0.00    14,254,582.00
0077BAE3          1000.000000000       1000.000000000       0.000000000      0.000000000       0.000000000   1000.000000000
IA-X                7,010,057.70   N     5,086,643.32              0.00             0.00              0.00     4,805,938.25
00077BAW3         1000.000000000        725.620749170       0.000000000      0.000000000       0.000000000    685.577559511
IIA-1              45,850,628.00        39,616,614.15      1,141,100.14             0.00              0.00    38,475,514.01
00077BAF0         1000.000000000        864.036456600      24.887339384      0.000000000       0.000000000    839.149117216
IIA-X               1,828,335.94   N     1,360,465.74              0.00             0.00              0.00     1,284,669.03
00077BAG8         1000.000000000        744.100530520       0.000000000      0.000000000       0.000000000    702.643865791
IIA-P                 333,045.14           319,786.44          1,203.09             0.00              0.00       318,583.35
00077BAH6         1000.000000000        960.189480621       3.612393203      0.000000000       0.000000000    956.577087418
M                   5,416,841.00         5,345,102.77          6,878.71             0.00              0.00     5,338,224.06
00077BAJ2         1000.000000000        986.756445316       1.269874822      0.000000000       0.000000000    985.486573216
B-1                 2,280,777.00         2,250,571.41          2,896.30             0.00              0.00     2,247,675.11
00077BAK9         1000.000000000        986.756447474       1.269874258      0.000000000       0.000000000    985.486570494
B-2                 1,140,388.00         1,125,285.21          1,448.15             0.00              0.00     1,123,837.06
00077BAL7         1000.000000000        986.756446052       1.269874815      0.000000000       0.000000000    985.486571237
B-3                 1,140,387.00         1,125,284.22          1,448.15             0.00              0.00     1,123,836.07
00077BAP8         1000.000000000        986.756443207       1.269875928      0.000000000       0.000000000    985.486567279
B-4                   570,194.00           562,642.61            724.08             0.00              0.00       561,918.53
00077BAQ6         1000.000000000        986.756454821       1.269883583      0.000000000       0.000000000    985.486571237
====================================================================================================================================

                                                                                                              ======================

================================================================================
                    Interest         Interest         Pass-Through
  Class              Payment         Adjustment         Rate (2)
  CUSIP             Per $1,000       Per $1,000       Next Rate (3)
--------------------------------------------------------------------------------
IA-1                198,699.61      (276,916.51)      7.51429666%
00077BAN3          2.536228473      -3.534599475      7.54584725%
IA-2                128,860.35              0.00      6.50000000%
00077BAA1          5.416666684       0.000000000            Fixed
IA-3                152,466.96              0.00      7.00000000%
00077BAB9          2.392389142       0.000000000            Fixed
IA-4                      0.00              0.00      7.00000000%
00077BAC7          0.000000000       0.000000000            Fixed
IA-5                203,843.69              0.00      6.50000000%
00077BAD5          5.416666700       0.000000000            Fixed
IA-6                 77,212.32              0.00      6.50000000%
0077BAE3           5.416666725       0.000000000            Fixed
IA-X                 28,612.37              0.00      6.75000000%
00077BAW3          4.081616903       0.000000000            Fixed
IIA-1               214,589.99              0.00      6.50000000%
00077BAF0          4.680197401       0.000000000            Fixed
IIA-X                 7,369.19              0.00      6.50000000%
00077BAG8          4.030544846       0.000000000            Fixed
IIA-P                     0.00              0.00
00077BAH6          0.000000000       0.000000000
M                    29,882.85              0.00      6.70883530%
00077BAJ2          5.516656295       0.000000000      6.68910422%
B-1                  12,582.26              0.00      6.70883530%
00077BAK9          5.516655070       0.000000000      6.68910422%
B-2                   6,291.13              0.00      6.70883530%
00077BAL7          5.516657489       0.000000000      6.68910422%
B-3                   6,291.12              0.00      6.70883530%
00077BAP8          5.516653557       0.000000000      6.68910422%
B-4                   3,145.56              0.00      6.70883530%
00077BAQ6          5.516648720       0.000000000      6.68910422%
================================================================================

                   ===========

Notes:
(1)   N denotes notional balance not included in total
(2)   Interest Paid minus Interest Adjustment minus Deferred Interest equals
      Accrual
(3)   Estimated

ABN AMRO
LaSalle National Bank

Administrator:
 Roxane Ellwanger (800) 246-5761
 135 S. LaSalle Street  Suite 1625
 Chicago, IL  60674-4107

Statement Date:             03/25/99
Payment Date:               03/25/99
Prior Payment:              02/25/99
Record Date:                02/26/99

WAC:                       7.346291%
WAMM:                            311

                          ABN AMRO Mortgage Corporation
                (LaSalle Home Mortgage Corporation, as Servicer)
                 Multi-Class Mortgage Pass-Through Certificates
                                  Series 1998-1

                           ABN AMRO Acct: 67-7920-20-9
                                    REMIC II

====================================================================================================================================
                     Original              Opening           Principal       Principal         Negative         Closing
  Class            Face Value (1)          Balance            Payment       Adj. or Loss     Amortization       Balance
  CUSIP             Per $1,000           Per $1,000         Per $1,000       Per $1,000        Per $1,000      Per $1,000
------------------------------------------------------------------------------------------------------------------------------------
B-5                       570,194.64        562,643.189          724.08             0.00              0.00       561,919.10
00077BAR4             1000.000000000      986.756346920     1.269882158      0.000000000       0.000000000    985.486464762
R (Component R-II)            100.00               0.00            0.00             0.00              0.00             0.00
9ABSB238              1000.000000000        0.000000000     0.000000000      0.000000000       0.000000000      0.000000000

                      285,096,943.82     228,675,784.96    9,370,813.67             0.00        276,916.51   219,581,887.80
====================================================================================================================================
                                                                                                           Total P&I Payment
                                                                                                           =========================

================================================================================
                    Interest         Interest         Pass-Through
  Class              Payment         Adjustment         Rate (2)
  CUSIP             Per $1,000       Per $1,000       Next Rate (3)
--------------------------------------------------------------------------------
B-5                     3,145.57             0.00       6.70883530%
00077BAR4            5.516660065      0.000000000       6.68910422%
R (Component R-II)          0.00             0.00       6.75000000%
9ABSB238             0.000000000      0.000000000             Fixed

                    1,072,992.97     (276,916.51)
================================================================================
                   10,443,806.64
                   =============

Notes:
(1)   N denotes notional balance not included in total
(2)   Interest Paid minus Interest Adjustment minus Deferred Interest equals
      Accrual
(3)   Estimated

ABN AMRO
LaSalle National Bank

Administrator:
 Roxane Ellwanger (800) 246-5761
 135 S. LaSalle Street  Suite 1625
 Chicago, IL  60674-4107

Statement Date:             03/25/99
Payment Date:               03/25/99
Prior Payment:              02/25/99
Record Date:                02/26/99

WAC:                        7.346291%
WAMM:                            311

                          ABN AMRO Mortgage Corporation
                (LaSalle Home Mortgage Corporation, as Servicer)
                 Multi-Class Mortgage Pass-Through Certificates
                                  Series 1998-1

                           ABN AMRO Acct: 67-7920-20-9
                                    REMIC I

====================================================================================================================================
                     Original              Opening           Principal       Principal         Negative         Closing
  Class            Face Value (1)          Balance            Payment       Adj. or Loss     Amortization       Balance
  CUSIP             Per $1,000           Per $1,000         Per $1,000       Per $1,000        Per $1,000      Per $1,000
------------------------------------------------------------------------------------------------------------------------------------
REMIC I Interests       285,096,943.82      228,675,784.96   9,093,897.15           0.00              0.00   219,581,887.81
None                    1000.000000000       802.098338537   31.897560978    0.000000000       0.000000000    770.200777559
R (Component R-I)                 0.00                0.00           0.00           0.00              0.00             0.00
None                    1000.000000000         0.000000000    0.000000000    0.000000000       0.000000000      0.000000000

                        285,096,943.82      228,675,784.96   9,093,897.15           0.00              0.00   219,581,887.81
====================================================================================================================================
                                                                                                           Total P&I Payment
                                                                                                           =========================

================================================================================
                    Interest         Interest         Pass-Through
  Class              Payment         Adjustment         Rate (2)
  CUSIP             Per $1,000       Per $1,000       Next Rate (3)
--------------------------------------------------------------------------------
REMIC I Interests  1,349,909.49             0.00       7.08379066%
None                4.734913928      0.000000000       7.07592378%
R (Component R-I)          0.00             0.00
None                0.000000000      0.000000000

                   1,349,909.49             0.00
================================================================================
                  10,443,806.64
                  =============

Notes:
(1)   N denotes notional balance not included in total
(2)   Interest Paid minus Interest Adjustment minus Deferred Interest equals
      Accrual
(3)   Estimated

ABN AMRO
LaSalle National Bank

Administrator:
 Roxane Ellwanger (800) 246-5761
 135 S. LaSalle Street  Suite 1625
 Chicago, IL  60674-4107

Statement Date:             03/25/99
Payment Date:               03/25/99
Prior Payment:              02/25/99
Record Date:                02/26/99

                         ABN AMRO Mortgage Corporation
                (LaSalle Home Mortgage Corporation, as Servicer)
                 Multi-Class Mortgage Pass-Through Certificates
                                 Series 1998-1

                          ABN AMRO Acct: 67-7920-20-9
                           Other Related Information

====================================================================================================================================

              ----------------------------------------------------------------------------------------------------------------------
                                      Accrued      Reimbursement      Net           Prior       Ending                    Actual
                                    Certificate      of Prior      Prepayment       Unpaid      Unpaid      Interest    Distribution
              Class                   Interest        Losses     Int. Shortfalls   Interest     Interest      Loss      of Interest
              ======================================================================================================================
              IA-1                   475,616.12         0.00           0.00          0.00         0.00        0.00      475,616.12
              IA-2                   128,860.35         0.00           0.00          0.00         0.00        0.00      128,860.35
              IA-3                   152,466.96         0.00           0.00          0.00         0.00        0.00      152,466.96
              IA-4                         0.00         0.00           0.00          0.00         0.00        0.00            0.00
              IA-5                   203,843.69         0.00           0.00          0.00         0.00        0.00      203,843.69
              IA-6                    77,212.32         0.00           0.00          0.00         0.00        0.00       77,212.32
              IA-X                    28,612.37         0.00           0.00          0.00         0.00        0.00       28,612.37
              IIA-1                  214,589.99         0.00           0.00          0.00         0.00        0.00      214,589.99
              IIA-X                    7,369.19         0.00           0.00          0.00         0.00        0.00        7,369.19
              IIA-P                        0.00         0.00           0.00          0.00         0.00        0.00            0.00
              M                       29,882.85         0.00           0.00          0.00         0.00        0.00       29,882.85
              B-1                     12,582.26         0.00           0.00          0.00         0.00        0.00       12,582.26
              B-2                      6,291.13         0.00           0.00          0.00         0.00        0.00        6,291.13
              B-3                      6,291.12         0.00           0.00          0.00         0.00        0.00        6,291.12
              B-4                      3,145.56         0.00           0.00          0.00         0.00        0.00        3,145.56
              B-5                      3,145.57         0.00           0.00          0.00         0.00        0.00        3,145.57
              R (Component R-II)           0.00         0.00           0.00          0.00         0.00        0.00            0.00
              ----------------------------------------------------------------------------------------------------------------------
              Total                1,349,909.48         0.00           0.00          0.00         0.00        0.00    1,349,909.48
              ======================================================================================================================

              ----------------------------------------------------------------------------------------------------------------------
                                                                         Advances
                      Prior Outstanding                 Current Period                 Recovered                Outstanding
               Principal              Interest     Principal       Interest     Principal     Interest   Principal         Interest
              ======================================================================================================================
     Servicer    9,780.47             48,070.26     7,653.09      45,539.17      9,117.43    42,953.99    8,316.13       50,655.44
     Trustee:        0.00                  0.00         0.00           0.00          0.00         0.00        0.00            0.00
Fiscal Agent:        0.00                  0.00         0.00           0.00          0.00         0.00        0.00            0.00
              ----------------------------------------------------------------------------------------------------------------------
                 9,780.47             48,070.26     7,653.09      45,539.17      9,117.43    42,953.99    8,316.13       50,655.44
              ======================================================================================================================

====================================================================================================================================

ABN AMRO
LaSalle National Bank

Administrator:
 Roxane Ellwanger (800) 246-5761
 135 S. LaSalle Street  Suite 1625
 Chicago, IL  60674-4107

Statement Date:             03/25/99
Payment Date:               03/25/99
Prior Payment:              02/25/99
Record Date:                02/26/99

                         ABN AMRO Mortgage Corporation
                (LaSalle Home Mortgage Corporation, as Servicer)
                 Multi-Class Mortgage Pass-Through Certificates
                                 Series 1998-1

                          ABN AMRO Acct: 67-7920-20-9
                           Other Related Information

====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
                                                      Summary of REO Properties
                                              Principal                        Date of Final        Amount        Aggregate Other
#       Property Name        Date of REO       Balance        Book Value         Recovery        of Proceeds      Rev. Collected
====================================================================================================================================
1
2
3
4
5

------------------------------------------------------------------------------------------------------------------------------------
                                        Summary of Repurchased, Liquidated or Disposed Loans
                                              Principal                        Date of Final        Amount        Aggregate Other
#       Property Name        Loan Number       Balance        Book Value        Liquidation      of Proceeds      Rev. Collected
====================================================================================================================================
1
2
3
4
5

====================================================================================================================================

ABN AMRO
LaSalle National Bank

Administrator:
 Roxane Ellwanger (800) 246-5761
 135 S. LaSalle Street  Suite 1625
 Chicago, IL  60674-4107

Statement Date:             03/25/99
Payment Date:               03/25/99
Prior Payment:              02/25/99
Record Date:                02/26/99

                         ABN AMRO Mortgage Corporation
                (LaSalle Home Mortgage Corporation, as Servicer)
                 Multi-Class Mortgage Pass-Through Certificates
                                 Series 1998-1

                          ABN AMRO Acct: 67-7920-20-9

                         Asset Backed Facts - Pool Total

====================================================================================================================
Distribution      Delinq 1 Month      Delinq 2 Months     Delinq 3+ Months   Foreclosure/Bankruptcy        REO
    Date        ====================================================================================================
                 #      Balance       #      Balance     #       Balance       #        Balance      #      Balance
--------------------------------------------------------------------------------------------------------------------
     03/25/99        1    253,856         1   292,045        0           0          0           0        0         0
                 0.14%     0.111%     0.14%    0.128%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     02/25/99        3    794,951         0         0        0           0          0           0        0         0
                 0.42%     0.342%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     01/25/99        0          0         0         0        0           0          0           0        0         0
                 0.00%     0.000%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     12/28/98        4  1,489,704         0         0        0           0          0           0        0         0
                 0.52%     0.597%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     11/25/98        3  1,008,702         0         0        1     325,400          0           0        0         0
                 0.38%     0.390%     0.00%    0.000%    0.13%      0.126%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     10/26/98        3    787,627         1   325,662        0           0          0           0        0         0
                 0.37%     0.299%     0.12%    0.124%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     09/25/98        1    325,922         0         0        0           0          0           0        0         0
                 0.12%     0.124%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     08/25/98        2    653,696         0         0        0           0          0           0        0         0
                 0.24%     0.238%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     07/25/98        2    737,640         0         0        0           0          0           0        0         0

                 0.24%     0.265%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     06/25/98        5  1,312,219         0         0        0           0          0           0        0         0
                 0.58%     0.468%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     05/26/98        0          0         0         0        0           0          0           0        0         0
                 0.00%     0.000%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     04/27/98        0          0         0         0        0           0          0           0        0         0
                 0.00%     0.000%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------

====================================================================================================================

============================================================================
Distribution       Modifications        Prepayments      Curr Weighted Avg.
    Date        ============================================================
                   #     Balance      #      Balance     Coupon     Remit
----------------------------------------------------------------------------
     03/25/99         0          0      24   8,722,642    7.3463%   7.0838%
                  0.00%     0.000%   3.39%      3.814%
----------------------------------------------------------------------------
     02/25/99         0          0      12   3,510,668    7.3494%   7.0869%
                  0.00%     0.000%   1.66%      1.510%
----------------------------------------------------------------------------
     01/25/99         0          0      23   7,533,229    7.3567%   7.0942%
                  0.00%     0.000%   3.09%      3.132%
----------------------------------------------------------------------------
     12/28/98         0          0      22   8,593,194    7.3627%   7.1002%
                  0.00%     0.000%   2.87%      3.445%
----------------------------------------------------------------------------
     11/25/98         0          0      27   9,056,174    7.3689%   7.1064%
                  0.00%     0.000%   3.40%      3.498%
----------------------------------------------------------------------------
     10/26/98         0          0      14   4,352,638    7.3725%   7.1100%
                  0.00%     0.000%   1.73%      1.651%
----------------------------------------------------------------------------
     09/25/98         0          0      19   5,597,825    7.3779%   7.1154%
                  0.00%     0.000%   2.30%      2.076%
----------------------------------------------------------------------------
     08/25/98         0          0      14   4,920,131    7.3846%   7.1221%
                  0.00%     0.000%   1.67%      1.789%
----------------------------------------------------------------------------
     07/25/98         0          0       9   2,514,519    7.3869%   7.1244%

                  0.00%     0.000%   1.06%      0.905%
----------------------------------------------------------------------------
     06/25/98         0          0       6   2,251,748    7.3894%   7.1269%
                  0.00%     0.000%   0.70%      0.803%
----------------------------------------------------------------------------
     05/26/98         0          0      13   3,761,487    7.3948%   7.1323%
                  0.00%     0.000%   1.50%      1.321%
----------------------------------------------------------------------------
     04/27/98         0          0       0           0    7.3946%   7.1321%
                  0.00%     0.000%   0.00%      0.000%
----------------------------------------------------------------------------

============================================================================

          Effective with the September 1998 distribution, foreclosure, bankruptcy and REO totals will no longer be included in the delinquency aging categories.

ABN AMRO
LaSalle National Bank

Administrator:
 Roxane Ellwanger (800) 246-5761
 135 S. LaSalle Street  Suite 1625
 Chicago, IL  60674-4107

Statement Date:             03/25/99
Payment Date:               03/25/99
Prior Payment:              02/25/99
Record Date:                02/26/99

                         ABN AMRO Mortgage Corporation
                (LaSalle Home Mortgage Corporation, as Servicer)
                 Multi-Class Mortgage Pass-Through Certificates
                                 Series 1998-1

                          ABN AMRO Acct: 67-7920-20-9

                       Asset Backed Facts - Group 1 Total

====================================================================================================================
Distribution      Delinq 1 Month      Delinq 2 Months     Delinq 3+ Months   Foreclosure/Bankruptcy        REO
    Date        ====================================================================================================
                 #      Balance       #      Balance     #       Balance       #        Balance      #      Balance
--------------------------------------------------------------------------------------------------------------------
     03/25/99        1    253,856         1   292,045        0           0          0           0        0         0
                 0.17%     0.136%     0.17%    0.156%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     02/25/99        3    794,951         0         0        0           0          0           0        0         0
                 0.50%     0.418%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     01/25/99        0          0         0         0        0           0          0           0        0         0
                 0.00%     0.000%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     12/28/98        4  1,489,704         0         0        0           0          0           0        0         0
                 0.63%     0.725%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     11/25/98        3  1,008,702         0         0        1     325,400          0           0        0         0
                 0.46%     0.472%     0.00%    0.000%    0.15%      0.152%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     10/26/98        3    787,627         1   325,662        0           0          0           0        0         0
                 0.45%     0.362%     0.15%    0.149%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     09/25/98        1    325,922         0         0        0           0          0           0        0         0
                 0.15%     0.150%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     08/25/98        2    653,696         0         0        0           0          0           0        0         0
                 0.28%     0.286%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     07/27/98        2    737,640         0         0        0           0          0           0        0         0
                 0.28%     0.320%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     06/25/98        5  1,312,219         0         0        0           0          0           0        0         0
                 0.70%     0.563%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     05/26/98        0          0         0         0        0           0          0           0        0         0
                 0.00%     0.000%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     04/27/98        0          0         0         0        0           0          0           0        0         0
                 0.00%     0.000%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
====================================================================================================================

============================================================================
Distribution       Modifications        Prepayments      Curr Weighted Avg.
    Date        ============================================================
                   #     Balance      #      Balance     Coupon     Remit
----------------------------------------------------------------------------
     03/25/99         0          0      21   7,765,315    7.4405%   7.1780%
                  0.00%     0.000%   3.60%      4.154%
----------------------------------------------------------------------------
     02/25/99         0          0      11   3,241,742    7.4436%   7.1811%
                  0.00%     0.000%   1.85%      1.703%
----------------------------------------------------------------------------
     01/25/99         0          0      21   6,885,658    7.4502%   7.1877%
                  0.00%     0.000%   3.41%      3.487%
----------------------------------------------------------------------------
     12/28/98         0          0      20   7,733,283    7.4545%   7.1920%
                  0.00%     0.000%   3.14%      3.765%
----------------------------------------------------------------------------
     11/25/98         0          0      23   7,914,339    7.4587%   7.1962%
                  0.00%     0.000%   3.49%      3.707%
----------------------------------------------------------------------------
     10/26/98         0          0      13   4,114,212    7.4613%   7.1988%
                  0.00%     0.000%   1.93%      1.889%
----------------------------------------------------------------------------
     09/25/98         0          0      19   5,597,825    7.4659%   7.2034%
                  0.00%     0.000%   2.75%      2.503%
----------------------------------------------------------------------------
     08/25/98         0          0      13   4,543,726    7.4720%   7.2095%
                  0.00%     0.000%   1.85%      1.989%
----------------------------------------------------------------------------
     07/27/98         0          0       8   2,238,108    7.4744%   7.2119%
                  0.00%     0.000%   1.12%      0.969%
----------------------------------------------------------------------------
     06/25/98         0          0       5   2,023,304    7.4768%   7.2143%
                  0.00%     0.000%   0.70%      0.868%
----------------------------------------------------------------------------
     05/26/98         0          0      12   3,524,183    7.4817%   7.2192%
                  0.00%     0.000%   1.65%      1.488%
----------------------------------------------------------------------------
     04/27/98         0          0       0           0    7.4817%   7.2192%
                  0.00%     0.000%   0.00%      0.000%
============================================================================

          Effective with the September 1998 distribution, foreclosure, bankruptcy and REO totals will no longer be included in the delinquency aging categories.

ABN AMRO
LaSalle National Bank

Administrator:
 Roxane Ellwanger (800) 246-5761
 135 S. LaSalle Street  Suite 1625
 Chicago, IL  60674-4107

Statement Date:             03/25/99
Payment Date:               03/25/99
Prior Payment:              02/25/99
Record Date:                02/26/99

                         ABN AMRO Mortgage Corporation
                (LaSalle Home Mortgage Corporation, as Servicer)
                 Multi-Class Mortgage Pass-Through Certificates
                                 Series 1998-1

                          ABN AMRO Acct: 67-7920-20-9

                       Asset Backed Facts - Group 2 Total

====================================================================================================================
Distribution      Delinq 1 Month      Delinq 2 Months     Delinq 3+ Months   Foreclosure/Bankruptcy        REO
    Date        ====================================================================================================
                 #      Balance       #      Balance     #       Balance       #        Balance      #      Balance
--------------------------------------------------------------------------------------------------------------------
     03/25/99        0          0         0         0        0           0          0           0        0         0
                 0.00%     0.000%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     02/25/99        0          0         0         0        0           0          0           0        0         0
                 0.00%     0.000%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     01/25/99        0          0         0         0        0           0          0           0        0         0
                 0.00%     0.000%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     12/28/98        0          0         0         0        0           0          0           0        0         0
                 0.00%     0.000%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     11/25/98        0          0         0         0        0           0          0           0        0         0
                 0.00%     0.000%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     10/26/98        0          0         0         0        0           0          0           0        0         0
                 0.00%     0.000%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     09/25/98        0          0         0         0        0           0          0           0        0         0
                 0.00%     0.000%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     08/25/98        0          0         0         0        0           0          0           0        0         0
                 0.00%     0.000%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     07/27/98        0          0         0         0        0           0          0           0        0         0
                 0.00%     0.000%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     06/25/98        0          0         0         0        0           0          0           0        0         0
                 0.00%     0.000%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     05/26/98        0          0         0         0        0           0          0           0        0         0
                 0.00%     0.000%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     04/27/98        0          0         0         0        0           0          0           0        0         0
                 0.00%     0.000%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
====================================================================================================================

============================================================================
Distribution       Modifications        Prepayments      Curr Weighted Avg.
    Date        ============================================================
                   #     Balance      #      Balance     Coupon     Remit
----------------------------------------------------------------------------
     03/25/99        0          0       3     957,327    6.9245%   6.6620%
                 0.00%     0.000%   2.40%      2.293%
----------------------------------------------------------------------------
     02/25/99        0          0       1     268,927    6.9242%   6.6617%
                 0.00%     0.000%   0.79%      0.637%
----------------------------------------------------------------------------
     01/25/99        0          0       2     647,570    6.9275%   6.6650%
                 0.00%     0.000%   1.56%      1.505%
----------------------------------------------------------------------------
     12/28/98        0          0       2     859,911    6.9348%   6.6723%
                 0.00%     0.000%   1.54%      1.951%
----------------------------------------------------------------------------
     11/25/98        0          0       4   1,141,835    6.9463%   6.6838%
                 0.00%     0.000%   2.99%      2.515%
----------------------------------------------------------------------------
     10/26/98        0          0       1     238,426    6.9500%   6.6875%
                 0.00%     0.000%   0.74%      0.520%
----------------------------------------------------------------------------
     09/25/98        0          0       0           0    6.9500%   6.6875%
                 0.00%     0.000%   0.00%      0.000%
----------------------------------------------------------------------------
     08/25/98        0          0       1     376,404    6.9558%   6.6933%
                 0.00%     0.000%   0.74%      0.808%
----------------------------------------------------------------------------
     07/27/98        0          0       1     276,410    6.9576%   6.6951%
                 0.00%     0.000%   0.73%      0.587%
----------------------------------------------------------------------------
     06/25/98        0          0       1     228,444    6.9602%   6.6977%
                 0.00%     0.000%   0.72%      0.481%
----------------------------------------------------------------------------
     05/26/98        0          0       1     237,305    6.9648%   6.7023%
                 0.00%     0.000%   0.72%      0.495%
----------------------------------------------------------------------------
     04/27/98        0          0       0           0    6.9647%   6.7022%
                 0.00%     0.000%   0.00%      0.000%
============================================================================

          Effective with the September 1998 distribution, foreclosure, bankruptcy and REO totals will no longer be included in the delinquency aging categories.

         ABN AMRO MORTGAGE CORPORATION
MULTI-CLASS MORTGAGE PASS-THROUGH CERTIFICATES
          SERIES 1998-2, CLASS IIA-P

ABN AMRO
LaSalle National Bank

Administrator:
 Roxane Ellwanger (800) 246-5761
 135 S. LaSalle Street  Suite 1625
 Chicago, IL  60674-4107

Statement Date:            03/25/99
Payment Date:              03/25/99
Prior Payment:             02/25/99
Record Date:               02/26/99

WAC:                       7.310374%
WAMM:                            329

                          ABN AMRO Mortgage Corporation
                (LaSalle Home Mortgage Corporation, as Servicer)
                 Multi-Class Mortgage Pass-Through Certificates
                                  Series 1998-2

                           ABN AMRO Acct: 67-7966-30-1

================================================================================

                                                         Number Of Pages
                                                         ---------------

Table of Contents                                               1
REMIC Certificate Report                                        3
Other Related Information                                       2
Asset Backed Facts Sheet                                        3
Delinquency Loan Detail
Mortgage Loan Characteristics

Total Pages Included In This Package                            2

Specially Serviced Loan Detail                           Appendix A
Modified Loan Detail                                     Appendix B
Realized Loss Detail                                     Appendix C

================================================================================
       Information is available for this issue from the following sources
--------------------------------------------------------------------------------
LaSalle Web Site                                               www.Inbabs.com

LaSalle Bulletin Board                                         (714) 282-3990
LaSalle ASAP Fax System                                        (714) 282-5518
Bloomberg                                                       User Terminal

ASAP #:                                                                   352
Monthly Data File Name:                                          0352MMYY.EXE
================================================================================

================================================================================

ABN AMRO
LaSalle National Bank

Administrator:
 Roxane Ellwanger (800) 246-5761
 135 S. LaSalle Street  Suite 1625
 Chicago, IL  60674-4107

Statement Date:            03/25/99
Payment Date:              03/25/99
Prior Payment:             02/25/99
Record Date:               02/26/99

WAC:                       7.310374%
WAMM:                            329

                          ABN AMRO Mortgage Corporation
                (LaSalle Home Mortgage Corporation, as Servicer)
                 Multi-Class Mortgage Pass-Through Certificates
                                  Series 1998-2

                           ABN AMRO Acct: 67-7966-30-1

====================================================================================================================================
                     Original              Opening           Principal       Principal         Negative         Closing
  Class            Face Value (1)          Balance            Payment       Adj. or Loss     Amortization       Balance
  CUSIP             Per $1,000           Per $1,000         Per $1,000       Per $1,000        Per $1,000      Per $1,000
------------------------------------------------------------------------------------------------------------------------------------
IA-1               85,806,003.00        87,539,135.12        494,507.60             0.00        465,132.84    87,509,760.36
00077BBV4         1000.000000000       1020.198261886       5.763088627      0.000000000       5.420749408   1019.855922668
IA-2               42,000,000.00        42,000,000.00              0.00             0.00              0.00    42,000,000.00
00077BAX1         1000.000000000       1000.000000000       0.000000000      0.000000000       0.000000000   1000.000000000
IA-3               22,300,000.00        15,766,711.23      1,113,669.75             0.00              0.00    14,653,041.48
00077BAY9         1000.000000000        707.027409417      49.940347534      0.000000000       0.000000000    657.087061883
IA-4               17,651,035.00        16,268,534.15        176,985.84             0.00              0.00    16,091,548.31
00077BAZ6         1000.000000000        921.675932884      10.026938364      0.000000000       0.000000000    911.648994521
IA-5               71,376,367.00        47,646,423.72      5,366,000.45             0.00              0.00    42,280,423.27
00077BBA0         1000.000000000        667.537810099      75.178951739      0.000000000       0.000000000    592.358858360
IA-6                5,754,681.00                 0.00              0.00             0.00              0.00             0.00
00077BBB8         1000.000000000          0.000000000       0.000000000      0.000000000       0.000000000      0.0000000000
IA-7                9,443,982.00         9,443,982.00              0.00             0.00              0.00     9,443,982.00
00077BBC6         1000.000000000       1000.000000000       0.000000000      0.000000000       0.000000000   1000.000000000
IA-8               25,960,631.00        25,960,631.00              0.00             0.00              0.00    25,960,631.00
00077BBD4         1000.000000000       1000.000000000       0.000000000      0.000000000       0.000000000   1000.000000000
IA-9               40,000,000.00        40,000,000.00              0.00             0.00              0.00    40,000,000.00
00077BBE2         1000.000000000       1000.000000000       0.000000000      0.000000000       0.000000000   1000.000000000
IA-10              28,500,000.00        24,199,263.26        805,857.73             0.00              0.00    23,393,405.53
00077BBF9         1000.000000000        849.096956491      28.275709825      0.000000000       0.000000000    820.821246667
1A-11               1,430,000.00         1,430,000.00              0.00             0.00              0.00     1,430,000.00
00077BBG7         1000.000000000       1000.000000000       0.000000000      0.000000000       0.000000000   1000.000000000
1A-12               9,500,000.00         9,500,000.00              0.00             0.00              0.00     9,500,000.00
00077BBH5         1000.000000000       1000.000000000       0.000000000      0.000000000       0.000000000   1000.000000000
1A-13               9,995,480.00         9,995,480.00              0.00             0.00              0.00     9,995,480.00
00077BBJ1         1000.000000000       1000.000000000       0.000000000      0.000000000       0.000000000   1000.000000000
1A-14              50,529,404.00        43,658,878.37      1,287,376.21             0.00              0.00    42,371,502.16
00077BBK8         1000.000000000        864.029157557      25.477763601      0.000000000       0.000000000    838.551393957
1A-X               12,784,321.00   N    10,791,352.31              0.00             0.00              0.00    10,461,502.48
00077BBL6         1000.000000000        844.108366380       0.000000000      0.000000000       0.000000000    818.307243684
====================================================================================================================================

                                                                                                              ======================
================================================================================
                    Interest         Interest         Pass-Through
  Class              Payment         Adjustment         Rate (2)
  CUSIP             Per $1,000       Per $1,000       Next Rate (3)
--------------------------------------------------------------------------------
IA-1               110,591.01      (465,132.84)      7.89211149%
00077BBV4         1.288849336      -5.420749408      7.04420879%
IA-2               224,000.00              0.00      6.40000000%
00077BAX1         5.333333333       0.000000000      6.40000000%
IA-3                84,089.13              0.00      6.40000000%
00077BAY9         3.770813004       0.000000000      6.40000000%
IA-4                86,765.52              0.00      6.40000000%
00077BAZ6         4.915605232       0.000000000      6.40000000%
IA-5               277,937.47              0.00      7.00000000%
00077BBA0         3.893970535       0.000000000      7.00000000%
IA-6                     0.00              0.00      7.00000000%
00077BBB8         0.000000000       0.000000000      7.00000000%
IA-7                50,367.90              0.00      6.40000000%
00077BBC6         5.333332910       0.000000000      6.40000000%
IA-8               138,456.70              0.00      6.40000000%
00077BBD4         5.333333385       0.000000000      6.40000000%
IA-9               213,333.33              0.00      6.40000000%
00077BBE2         5.333333250       0.000000000      6.40000000%
IA-10              136,120.86              0.00      6.75000000%
00077BBF9         4.776170526       0.000000000      6.75000000%
1A-11                8,043.75              0.00      6.75000000%
00077BBG7         5.625000000       0.000000000      6.75000000%
1A-12               53,437.50              0.00      6.75000000%
00077BBH5         5.625000000       0.000000000      6.75000000%
1A-13               56,224.58              0.00      6.75000000%
00077BBJ1         5.625000500       0.000000000      6.75000000%
1A-14              245,581.19              0.00      6.75000000%
00077BBK8         4.860163995       0.000000000      6.75000000%
1A-X                60,701.36              0.00      6.75000000%
00077BBL6         4.748109814       0.000000000      6.75000000%
================================================================================

                  ===========

Notes:
(1)   N denotes notional balance not included in total
(2)   Interest Paid minus Interest Adjustment minus Deferred Interest equals
      Accrual
(3)   Estimated

ABN AMRO
LaSalle National Bank

Administrator:
 Roxane Ellwanger (800) 246-5761
 135 S. LaSalle Street  Suite 1625
 Chicago, IL  60674-4107

Statement Date:            03/25/99
Payment Date:              03/25/99
Prior Payment:             02/25/99
Record Date:               02/26/99

WAC:                       7.310374%
WAMM:                            329

                          ABN AMRO Mortgage Corporation
                (LaSalle Home Mortgage Corporation, as Servicer)
                 Multi-Class Mortgage Pass-Through Certificates
                                  Series 1998-2

                           ABN AMRO Acct: 67-7966-30-1

====================================================================================================================================
                     Original              Opening           Principal       Principal         Negative         Closing
  Class            Face Value (1)          Balance            Payment       Adj. or Loss     Amortization       Balance
  CUSIP             Per $1,000           Per $1,000         Per $1,000       Per $1,000        Per $1,000      Per $1,000
------------------------------------------------------------------------------------------------------------------------------------
11A-1               37,595,583.00      32,732,558.54      143,142.14             0.00              0.00    32,589,416.40
0077BBN2           1000.000000000      870.649047788     3.807419079      0.000000000       0.000000000    866.841628709
11A-X                1,507,139.00  N    1,146,580.95            0.00             0.00              0.00     1,141,874.22
00077BBP7          1000.000000000      760.766556293     0.000000000      0.000000000       0.000000000    757.643600647
11A-P                  352,210.00         341,232.46        1,560.39             0.00              0.00       339,672.07
00077BBQ5          1000.000000000      968.832401124     4.430283070      0.000000000       0.000000000    964.402118055
M                    8,829,808.00       8,757,445.39        9,382.50             0.00              0.00     8,748,062.89
00077BBR3          1000.000000000      991.804735732     1.062593887      0.000000000       0.000000000    990.742141845
B-1                  4,215,000.00       4,180,456.96        4,478.83             0.00              0.00     4,175,978.13
00077BBS1          1000.000000000      991.804735469     1.062593120      0.000000000       0.000000000    990.742142349
B-2                  1,989,733.00       1,973,426.61        2,114.28             0.00              0.00     1,971,312.33
00077BBT9          1000.000000000      991.804734605     1.062594831      0.000000000       0.000000000    990.742139775
B-3                  2,147,792.00       2,130,190.28        2,282.23             0.00              0.00     2,127,908.05
00077BBW2          1000.000000000      991.804737144     1.062593584      0.000000000       0.000000000    990.742143560
B-4                    954,574.00         946,751.02        1,014.32             0.00              0.00       945,736.70
00077BBX0          1000.000000000      991.804742220     1.062589176      0.000000000       0.000000000    990.742153044
B-5                    954,573.94         946,750.94        1,014.32             0.00              0.00       945,736.62
00077BBY8          1000.000000000      991.804720753     1.062589243      0.000000000       0.000000000    990.742131511
R (Component R-11)         100.00               0.00            0.00             0.00              0.00             0.00
9ABSB500           1000.000000000        0.000000000     0.000000000      0.000000000       0.000000000      0.000000000

                   477,286,956.94     425,417,851.05    9,409,386.59             0.00        465,132.84   416,473,597.30
====================================================================================================================================
                                                                                                         Total P&I Payment
                                                                                                         ===========================

================================================================================
                    Interest         Interest         Pass-Through
  Class              Payment         Adjustment         Rate (2)
  CUSIP             Per $1,000       Per $1,000       Next Rate (3)
--------------------------------------------------------------------------------
11A-1                 177,301.36             0.00       6.50000000%
0077BBN2             4.716015709      0.000000000       6.50000000%
11A-X                   6,210.65             0.00       6.50000000%
00077BBP7            4.120820973      0.000000000       6.50000000%
11A-P                       0.00             0.00
00077BBQ5            0.000000000      0.000000000
M                      48,229.98             0.00       6.60877330%
00077BBR3            5.462177660      0.000000000       7.04420879%
B-1                    23,023.08             0.00       6.60877330%
00077BBS1            5.462177936      0.000000000       7.04420879%
B-2                    10,868.27             0.00       6.60877330%
00077BBT9            5.462175076      0.000000000       7.04420879%
B-3                    11,731.62             0.00       6.60877330%
00077BBW2            5.462176971      0.000000000       7.04420879%
B-4                     5,214.05             0.00       6.60877330%
00077BBX0            5.462174750      0.000000000       7.04420879%
B-5                     5,214.04             0.00       6.60877330%
00077BBY8            5.462164618      0.000000000       7.04420879%
R (Component R-11)         10.83             0.00       6.75000000%
9ABSB500           108.300000000      0.000000000      6.750000000%

                    2,033,454.18     (465,132.84)
================================================================================
                   11,442,840.77
                   =============

Notes:
(1)   N denotes notional balance not included in total
(2)   Interest Paid minus Interest Adjustment minus Deferred Interest equals
      Accrual
(3)   Estimated

ABN AMRO
LaSalle National Bank

Administrator:
 Roxane Ellwanger (800) 246-5761
 135 S. LaSalle Street  Suite 1625
 Chicago, IL  60674-4107

Statement Date:            03/25/99
Payment Date:              03/25/99
Prior Payment:             02/25/99
Record Date:               02/26/99

WAC:                       7.310374%
WAMM:                            329

                          ABN AMRO Mortgage Corporation
                (LaSalle Home Mortgage Corporation, as Servicer)
                 Multi-Class Mortgage Pass-Through Certificates
                                  Series 1998-2

                           ABN AMRO Acct: 67-7966-30-1

====================================================================================================================================
                     Original              Opening           Principal       Principal         Negative         Closing
  Class            Face Value (1)          Balance            Payment       Adj. or Loss     Amortization       Balance
  CUSIP             Per $1,000           Per $1,000         Per $1,000       Per $1,000        Per $1,000      Per $1,000
------------------------------------------------------------------------------------------------------------------------------------
REMIC I Interests  477,286,956.94      425,417,851.05     8,944,253.75            0.00              0.00   416,473,597.30
None               1000.000000000       891.325113465     18.739782472     0.000000000       0.000000000    872.585330993
R(Component R-1)             0.00                0.00             0.00            0.00              0.00             0.00
9ABSB500           1000.000000000         0.000000000      0.000000000     0.000000000       0.000000000      0.000000000

                   477,286,956.94      425,417,851.05     8,944,253.75            0.00              0.00   416,473,597.30
====================================================================================================================================
                                                                                                           Total P&I Payment
                                                                                                           =========================

================================================================================
                    Interest         Interest         Pass-Through
  Class              Payment         Adjustment         Rate (2)
  CUSIP             Per $1,000       Per $1,000       Next Rate (3)
--------------------------------------------------------------------------------
REMIC I Interests  2,498,576.19             0.00       7.04787403%
None                5.234955939      0.000000000       7.04420879%
R(Component R-1)          10.83             0.00
9ABSB500            0.000022691      0.000000000

                   2,498,587.02             0.00
================================================================================
                  11,442,840.77
                  =============

Notes:
(1)   N denotes notional balance not included in total
(2)   Interest Paid minus Interest Adjustment minus Deferred Interest equals
      Accrual
(3)   Estimated

ABN AMRO
LaSalle National Bank

Administrator:
 Roxane Ellwanger (800) 246-5761
 135 S. LaSalle Street  Suite 1625
 Chicago, IL  60674-4107

Statement Date:            03/25/99
Payment Date:              03/25/99
Prior Payment:             02/25/99
Record Date:               02/26/99

                          ABN AMRO Mortgage Corporation
                (LaSalle Home Mortgage Corporation, as Servicer)
                 Multi-Class Mortgage Pass-Through Certificates
                                  Series 1998-2

                           ABN AMRO Acct: 67-7966-30-1
                           Other Related Information

====================================================================================================================================

              ----------------------------------------------------------------------------------------------------------------------
                                      Accrued      Reimbursement      Net           Prior       Ending                    Actual
                                    Certificate      of Prior      Prepayment       Unpaid      Unpaid      Interest    Distribution
              Class                   Interest        Losses     Int. Shortfalls   Interest     Interest      Loss      of Interest
              ======================================================================================================================
              IA-1                   575,723.85         0.00           0.00          0.00         0.00        0.00      575,723.85
              IA-2                   224,000.00         0.00           0.00          0.00         0.00        0.00      224,000.00
              IA-3                    84,089.13         0.00           0.00          0.00         0.00        0.00       84,089.13
              IA-4                    86,765.52         0.00           0.00          0.00         0.00        0.00       86,765.52
              IA-5                   277,937.47         0.00           0.00          0.00         0.00        0.00      277,937.47
              IA-6                         0.00         0.00           0.00          0.00         0.00        0.00            0.00
              IA-7                    50,367.90         0.00           0.00          0.00         0.00        0.00       50,367.90
              IA-8                   138,456.70         0.00           0.00          0.00         0.00        0.00      138,456.70
              IA-9                   213,333.33         0.00           0.00          0.00         0.00        0.00      213,333.33
              IA-10                  136,120.86         0.00           0.00          0.00         0.00        0.00      136,120.86
              1A-11                    8,043.75         0.00           0.00          0.00         0.00        0.00        8,043.75
              1A-12                   53,437.50         0.00           0.00          0.00         0.00        0.00       53,437.50
              1A-13                   56,224.58         0.00           0.00          0.00         0.00        0.00       56,224.58
              1A-14                  245,581.19         0.00           0.00          0.00         0.00        0.00      245,581.19
              1A-X                    60,701.36         0.00           0.00          0.00         0.00        0.00       60,701.36
              11A-1                  177,301.36         0.00           0.00          0.00         0.00        0.00      177,301.36
              11A-X                    6,210.65         0.00           0.00          0.00         0.00        0.00        6,210.65
              11A-P                        0.00         0.00           0.00          0.00         0.00        0.00            0.00
              M                       48,229.98         0.00           0.00          0.00         0.00        0.00       48,229.98
              B-1                     23,023.08         0.00           0.00          0.00         0.00        0.00       23,023.08
              B-2                     10,868.27         0.00           0.00          0.00         0.00        0.00       10,868.27
              B-3                     11,731.62         0.00           0.00          0.00         0.00        0.00       11,731.62
              B-4                      5,214.05         0.00           0.00          0.00         0.00        0.00        5,214.05
              B-5                      5,214.05         0.00           0.00          0.00         0.00        0.00        5,214.05
              R (Component R-11)          10.83         0.00           0.00          0.00         0.00        0.00           10.83

              ---------------------------------------------------------------------------------------------------------------------
              Total                2,498,587.03         0.00           0.00          0.00         0.00        0.00    2,498,587.03
              =====================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

ABN AMRO
LaSalle National Bank

Administrator:
 Roxane Ellwanger (800) 246-5761
 135 S. LaSalle Street  Suite 1625
 Chicago, IL  60674-4107

Statement Date:            03/25/99
Payment Date:              03/25/99
Prior Payment:             02/25/99
Record Date:               02/26/99

                          ABN AMRO Mortgage Corporation
                (LaSalle Home Mortgage Corporation, as Servicer)
                 Multi-Class Mortgage Pass-Through Certificates
                                  Series 1998-2

                           ABN AMRO Acct: 67-7966-30-1
                           Other Related Information

              ----------------------------------------------------------------------------------------------------------------------
                                                                         Advances
                      Prior Outstanding                 Current Period                 Recovered                Outstanding
               Principal              Interest     Principal       Interest     Principal     Interest   Principal         Interest
              ======================================================================================================================
     Servicer    20,181.83            135,400.81    15,564.82     83,964.88      18,358.22   120,448.74   17,388.43       98,916.96
     Trustee:         0.00                  0.00         0.00          0.00           0.00         0.00        0.00            0.00
Fiscal Agent:         0.00                  0.00         0.00          0.00           0.00         0.00        0.00            0.00
              ----------------------------------------------------------------------------------------------------------------------
                 20,181.83            135,400.81    15,564.82     83,964.88      18,358.22   120,448.74   17,388.43       98,916.96
              ======================================================================================================================

================================================================================

====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
                                                      Summary of REO Properties
                                              Principal                        Date of Final        Amount        Aggregate Other
#       Property Name        Date of REO       Balance        Book Value         Recovery        of Proceeds      Rev. Collected
====================================================================================================================================
1
2
3
4
5

------------------------------------------------------------------------------------------------------------------------------------
                                        Summary of Repurchased, Liquidated or Disposed Loans
                                              Principal                        Date of Final        Amount        Aggregate Other
#       Property Name        Loan Number       Balance        Book Value        Liquidation      of Proceeds      Rev. Collected
====================================================================================================================================
1
2
3
4
5

====================================================================================================================================

ABN AMRO
LaSalle National Bank

Administrator:
 Roxane Ellwanger (800) 246-5761
 135 S. LaSalle Street  Suite 1625
 Chicago, IL  60674-4107

Statement Date:            03/25/99
Payment Date:              03/25/99
Prior Payment:             02/25/99
Record Date:               02/26/99

                          ABN AMRO Mortgage Corporation
                (LaSalle Home Mortgage Corporation, as Servicer)
                 Multi-Class Mortgage Pass-Through Certificates
                                  Series 1998-2

                           ABN AMRO Acct: 67-7966-30-1

                        Asset Backed Facts - Pool Total

====================================================================================================================
Distribution      Delinq 1 Month      Delinq 2 Months     Delinq 3+ Months   Foreclosure/Bankruptcy        REO
    Date        ====================================================================================================
                 #      Balance       #      Balance     #       Balance       #        Balance      #      Balance
--------------------------------------------------------------------------------------------------------------------
     03/25/99        2    752,637        0          0        2     655,055          1     329,189        0         0
                 0.15%     0.177%    0.00%     0.000%    0.15%      0.154%      0.07%      0.077%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     02/25/99        6  2,247,672        0          0        2     655,551          1     329,438        0         0
                 0.44%     0.520%    0.00%     0.000%    0.15%      0.152%      0.07%      0.076%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     01/25/99        5  1,603,874        1    357,815        2     656,044          1     329,685        0         0
                 0.36%     0.364%    0.07%     0.081%    0.15%      0.149%      0.07%      0.075%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     12/28/98        5  1,767,487        3    965,873        2     572,574          0           0        0         0
                 0.35%     0.393%    0.21%     0.215%    0.14%      0.127%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     11/25/98        6  2,044,116        1    300,334        3   1,018,037          0           0        0         0
                 0.42%     0.444%    0.07%     0.065%    0.21%      0.221%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     10/26/98        5  1,409,819        4  1,356,035        0           0          0           0        0         0
                 0.34%     0.304%    0.28%     0.292%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     09/25/98        5  1,657,874        0          0        0           0          0           0        0         0
                 0.34%     0.357%    0.00%     0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     08/25/98        5  1,979,861        0          0        0           0          0           0        0         0
                 0.34%     0.417%    0.00%     0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     07/27/98        0          0        0          0        0           0          0           0        0         0
                 0.00%     0.000%    0.00%     0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
====================================================================================================================

============================================================================
Distribution       Modifications        Prepayments      Curr Weighted Avg.
    Date        ============================================================
                   #     Balance      #      Balance     Coupon     Remit
----------------------------------------------------------------------------
     03/25/99         0          0      24   8,195,892    7.3104%   7.0479%
                  0.00%     0.000%   1.78%      1.927%
----------------------------------------------------------------------------
     02/25/99         0          0      21   6,057.529    7.3140%   7.0515%
                  0.00%     0.000%   1.54%      1.402%
----------------------------------------------------------------------------
     01/25/99         0          0      23   8,143,270    7.3164%   7.0539%
                  0.00%     0.000%   1.65%      1.848%
----------------------------------------------------------------------------
     12/28/98         0          0      22   8,205,381    7.3191%   7.0566%
                  0.00%     0.000%   1.56%      1.826%
----------------------------------------------------------------------------
     11/25/98         0          0      31  10,472,385    7.3236%   7.0611%
                  0.00%     0.000%   2.15%      2.274%
----------------------------------------------------------------------------
     10/26/98         0          0       9   2,914,164    7.3251%   7.0626%
                  0.00%     0.000%   0.62%      0.628%
----------------------------------------------------------------------------
     09/25/98         0          0      18   5,590,263    7.3293%   7.0668%
                  0.00%     0.000%   1.22%      1.189%
----------------------------------------------------------------------------
     08/25/98         0          0      11   4,083,727    7.3320%   7.0695%
                  0.00%     0.000%   0.74%      0.860%
----------------------------------------------------------------------------
     07/27/98         0          0       4   1,753,713    7.3337%   7.0712%
                  0.00%     0.000%   0.27%      0.367%
============================================================================

ABN AMRO
LaSalle National Bank

Administrator:
 Roxane Ellwanger (800) 246-5761
 135 S. LaSalle Street  Suite 1625
 Chicago, IL  60674-4107

Statement Date:            03/25/99
Payment Date:              03/25/99
Prior Payment:             02/25/99
Record Date:               02/26/99

                          ABN AMRO Mortgage Corporation
                (LaSalle Home Mortgage Corporation, as Servicer)
                 Multi-Class Mortgage Pass-Through Certificates
                                  Series 1998-2

                           ABN AMRO Acct: 67-7966-30-1

                       Asset Backed Facts - Group 1 Total

====================================================================================================================
Distribution      Delinq 1 Month      Delinq 2 Months     Delinq 3+ Months   Foreclosure/Bankruptcy        REO
    Date        ====================================================================================================
                 #      Balance       #      Balance     #       Balance       #        Balance      #      Balance
--------------------------------------------------------------------------------------------------------------------
     03/25/99        2    752,637        0          0        2     655,055          1     329,189        0         0
                 0.16%     0.193%    0.00%     0.000%    0.16%      0.168%      0.08%      0.084%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     02/25/99        6  2,247,672        0          0        2     655,551          1     329,438        0         0
                 0.48%     0.566%    0.00%     0.000%    0.16%      0.165%      0.08%      0.083%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     01/25/99        5  1,603,874        1    357,815        1     329,685          1     329,685        0         0
                 0.39%     0.396%    0.08%     0.088%    0.08%      0.081%      0.08%      0.081%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     12/28/98        5  1,767,487        2    710,124        2     572,574          0           0        0         0
                 0.38%     0.428%    0.15%     0.172%    0.15%      0.139%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     11/25/98        5  1,787,487        1    300,334        3   1,018,037          0           0        0         0
                 0.38%     0.422%    0.08%     0.071%    0.23%      0.241%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     10/26/98        5  1,409,819        4  1,356,035        0           0          0           0        0         0
                 0.37%     0.331%    0.30%     0.318%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     09/25/98        5  1,657,874        0          0        0           0          0           0        0         0
                 0.37%     0.389%    0.00%     0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     08/25/98        4  1,584,845        0          0        0           0          0           0        0         0
                 0.29%     0.364%    0.00%     0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     07/25/98        0          0        0          0        0           0          0           0        0         0
                 0.00%     0.000%    0.00%     0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
====================================================================================================================

============================================================================
Distribution       Modifications        Prepayments      Curr Weighted Avg.
    Date        ============================================================
                   #     Balance      #      Balance     Coupon     Remit
----------------------------------------------------------------------------
     03/25/99            0        0      24   8,195,892    7.3455%   7.0830%
                    0.000%   0.000%   1.94%      2.097%
----------------------------------------------------------------------------
     02/25/99            0        0      21   6,057,529    7.3490%   7.0865%
                    0.000%   0.000%   1.67%      1.525%
----------------------------------------------------------------------------
     01/25/99            0        0      20   7,149,638    7.3514%   7.0889%
                    0.000%   0.000%   1.56%      1.766%
----------------------------------------------------------------------------
     12/28/98            0        0      20   7,731,173    7.3539%   7.0914%
                    0.000%   0.000%   1.54%      1.872%
----------------------------------------------------------------------------
     11/25/98            0        0      29   9,725,492    7.3581%   7.0956%
                    0.000%   0.000%   2.18%      2.298%
----------------------------------------------------------------------------
     10/26/98            0        0       8   2,520,413    7.3596%   7.0971%
                    0.000%   0.000%   0.60%      0.591%
----------------------------------------------------------------------------
     09/25/98            0        0      17   5,118,807    7.3640%   7.1015%
                    0.000%   0.000%   1.26%      1.186%
----------------------------------------------------------------------------
     08/25/98            0        0      10   3,668,848    7.3666%   7.1041%
                    0.000%   0.000%   0.73%      0.842%
----------------------------------------------------------------------------
     07/25/98            0        0       3   1,392,005    7.3682%   7.1057%
                    0.000%   0.000%   0.22%      0.318%
============================================================================


                                                                      Page 8 of9

ABN AMRO
LaSalle National Bank

Administrator:
 Roxane Ellwanger (800) 246-5761
 135 S. LaSalle Street  Suite 1625
 Chicago, IL  60674-4107

Statement Date:            03/25/99
Payment Date:              03/25/99
Prior Payment:             02/25/99
Record Date:               02/26/99

                          ABN AMRO Mortgage Corporation
                (LaSalle Home Mortgage Corporation, as Servicer)
                 Multi-Class Mortgage Pass-Through Certificates
                                  Series 1998-2

                           ABN AMRO Acct: 67-7966-30-1

                       Asset Backed Facts - Group 2 Total

====================================================================================================================
Distribution      Delinq 1 Month      Delinq 2 Months     Delinq 3+ Months   Foreclosure/Bankruptcy        REO
    Date        ====================================================================================================
                 #      Balance       #      Balance     #       Balance       #        Balance      #      Balance
--------------------------------------------------------------------------------------------------------------------
     03/25/99        0          0         0         0        0           0          0           0        0         0
                 0.00%     0.000%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     02/25/99        0          0         0         0        0           0          0           0        0         0
                 0.00%     0.000%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     01/25/99        0          0         0         0        0           0          0           0        0         0
                 0.00%     0.000%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     12/28/98        0          0         1   255,749        0           0          0           0        0         0
                 0.00%     0.000%     0.88%    0.701%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     11/25/98        1    256,629         0         0        0           0          0           0        0         0
                 0.87%     0.687%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     10/26/98        0          0         0         0        0           0          0           0        0         0
                 0.00%     0.000%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     09/25/98        0          0         0         0        0           0          0           0        0         0
                 0.00%     0.000%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     08/25/98        1    395,016         0         0        0           0          0           0        0         0
                 0.85%     1.012%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
--------------------------------------------------------------------------------------------------------------------
     07/27/98        0          0         0         0        0           0          0           0        0         0
                 0.00%     0.000%     0.00%    0.000%    0.00%      0.000%      0.00%      0.000%    0.00%    0.000%
====================================================================================================================

============================================================================
Distribution       Modifications        Prepayments      Curr Weighted Avg.
    Date        ============================================================
                   #     Balance      #      Balance     Coupon     Remit
----------------------------------------------------------------------------
     03/25/99        0          0       0           0    6.9137%   6.6512%
                 0.00%     0.000%   0.00%      0.000%
----------------------------------------------------------------------------
     02/25/99        0          0       0           0    6.9137%   6.6512%
                 0.00%     0.000%   0.00%      0.000%
----------------------------------------------------------------------------
     01/25/99        0          0       3     993,632    6.9209%   6.6584%
                 0.00%     0.000%   2.70%      2.771%
----------------------------------------------------------------------------
     12/28/98        0          0       2     474,208    6.9252%   6.6627%
                 0.00%     0.000%   1.77%      1.300%
----------------------------------------------------------------------------
     11/25/98        0          0       2     746,894    6.9333%   6.6708%
                 0.00%     0.000%   1.74%      2.000%
----------------------------------------------------------------------------
     10/26/98        0          0       1     393,751    6.9365%   6.6740%
                 0.00%     0.000%   0.86%      1.040%
----------------------------------------------------------------------------
     09/25/98        0          0       1     471,456    6.9403%   6.6778%
                 0.00%     0.000%   0.85%      1.225%
----------------------------------------------------------------------------
     08/25/98        0          0       1     414,878    6.9462%   6.6837%
                 0.00%     0.000%   0.85%      1.063%
----------------------------------------------------------------------------
     07/27/98        0          0       1     361,708    6.9524%   6.6899%
                 0.00%     0.000%   0.84%      0.915%
============================================================================

          BA MORTGAGE SECURITIES, INC.
       MORTGAGE PASS-THROUGH CERTIFICATES
          SERIES 1998-1, CLASS II-PO

                          BA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates
                                  Series 1998-1

                         Statement To Certificateholders

--------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTIONS IN DOLLARS
                              PRIOR                                                                           CURRENT
          ORIGINAL            PRINCIPAL                                             REALIZED     DEFERRED     PRINCIPAL
CLASS     FACE VALUE          BALANCE        INTEREST      PRINCIPAL     TOTAL      LOSSES       INTEREST     BALANCE
--------------------------------------------------------------------------------------------------------------------------
M           3,776,882.00     3,692,061.04    20,325.23      8,682.49   29,007.72        0.00         0.00     3,683,378.55
B-1         2,231,794.00     2,181,672.52    12,010.36      5,130.57   17,140.93        0.00         0.00     2,176,541.95
B-2         1,201,735.00     1,174,746.52     6,467.12      2,762.61    9,229.73        0.00         0.00     1,171,983.91
B-3         1,030,060.00     1,006,926.98     5,543.25      2,367.96    7,911.21        0.00         0.00     1,004,559.02
B-4           515,029.00       503,462.50     2,771.62      1,183.98    3,955.60        0.00         0.00       502,278.52
B-5           686,706.32       671,284.32     3,695.50      1,578.63    5,274.13        0.00         0.00       669,705.69
R-II               50.00             0.00         0.00          0.00        0.00        0.00         0.00             0.00
--------------------------------------------------------------------------------------------------------------------------
TOTALS      9,442,256.32     9,230,153.88    50,813.08     21,706.24   72,519.32        0.00         0.00     9,208,447.64
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                  FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                PASS-THROUGH
                                                                                                  RATES
                         PRIOR                                             CURRENT
                       PRINCIPAL                                          PRINCIPAL
  CLASS      CUSIP      BALANCE      INTEREST   PRINCIPAL     TOTAL        BALANCE        CURRENT        NEXT
----------------------------------------------------------------------------------------------------------------
M          055240DJ1   977.542068    5.381484    2.298851    7.680335     975.243216     6.606142%     6.286692%
B-1        055240DK8   977.542067    5.381482    2.298855    7.680337     975.243212     6.606142%     6.286692%
B-2        055240DL6   977.542070    5.381486    2.298851    7.680337     975.243219     6.606142%     6.296669%
B-3        055240DM4   977.542066    5.381483    2.298856    7.680339     975.243209     6.606142%     6.286692%
B-4        055240DN2   977.542041    5.381483    2.298861    7.680344     975.243180     6.606142%     6.286692%
B-5        055240DP7   977.542071    5.381485    2.298843    7.680328     975.243228     6.606142%     6.286692%
R-II       055240DR3     0.000000    0.000000    0.000000    0.000000       0.000000     6.750000%     6.750000%

----------------------------------------------------------------------------------------------------------
SELLER:                        Bank of America                    ADMINISTRATOR:         Kelly L. Shea
SERVICER:                      Bank of America                                       Bankers Trust Company
LEAD UNDERWRITER:       Donaldson, Lufkin & Jenrette                                     3 Park Plaza
RECORD DATE:                  February 26, 1999                                        Irvine, CA 92614
DISTRIBUTION DATE:             March 25, 1999                FACTOR INFORMATION:        (800) 735-7777
----------------------------------------------------------------------------------------------------------

To learn more about Bankers Trust Year 2000 Program Plan, please visit our web site at http://www.bankerstrust.com/y2k/.

Distribution Date:                  March 25, 1999

                          BA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates
                                  Series 1998-1

                         Statement To Certificateholders

------------------------------------------------------------------------------------------------------------
MORTGAGE POOL INFORMATION:                                               GROUP I                 GROUP II
--------------------------                                               -------                 --------
     BEGINNING BALANCE OF POOL                                       113,279,882.09          162,552,324.28
     LESS:                   SCHEDULED PRINCIPAL                         (95,108.82)            (563,680.88)
                             PRINCIPAL PREPAYMENTS                    (2,119,595.12)          (5,878,239.39)
                             REPURCHASES                                       0.00                    0.00
                             LIQUIDATIONS                                      0.00                    0.00
                             OTHER UNSCHEDULED PRINCIPAL                       0.00                    0.00
                                                                     --------------          --------------
     ENDING BALANCE OF POOL                                          111,065,178.15          156,110,404.01
                                                                     ==============          ==============

     BEGINNING NUMBER OF LOANS IN POOL                                       354                     485
     ENDING NUMBER OF LOANS IN POOL                                          348                     466

     WEIGHTED AVERAGE REMAINING TERM TO MATURITY                             340                     165
     WEIGHTED AVERAGE NET CONTRACT RATE                                7.526098%                7.094084%

     CURRENT REALIZED LOSSES ON THE POOL                                    0.00                    0.00
     CUMULATIVE REALIZED LOSSES ON THE POOL                          0.00                    0.00

     BEGINNING POOL BALANCE OF PREMIUM LOANS                         111,731,641.75          150,841,825.64
     STRIPPED INTEREST RATE                                               0.534676%               0.231923%
------------------------------------------------------------------------------------------------------------

DELINQUENT, BANKRUPTCY,                                                                      LOANS          LOANS            LOANS
FORECLOSURE, AND REO                                30 TO 59     60 TO 89      90 PLUS       IN             IN               IN
LOAN INFORMATION                                    DAYS         DAYS          DAYS          BANKRUPTCY     FORECLOSURE      REO
------------------------------------------------------------------------------------------------------------------------------------
GROUP I             PRINCIPAL BALANCE               0.00         0.00          0.00          0.00           0.00             0.00
                      PERCENTAGE OF GROUP BAL.      0.0000%      0.0000%       0.0000%       0.0000%        0.0000%          0.0000%
                    ----------------------------------------------------------------------------------------------------------------
                    NUMBER OF LOANS                 0            0             0             0              0                0
                      PERCENTAGE OF LOANS           0.0000%      0.0000%       0.0000%       0.0000%        0.0000%          0.0000%
------------------------------------------------------------------------------------------------------------------------------------
GROUP II            PRINCIPAL BALANCE               0.00         0.00          0.00          0.00           0.00             0.00
                      PERCENTAGE OF GROUP BAL.      0.0000%      0.0000%       0.0000%       0.0000%        0.0000%          0.0000%
                    ----------------------------------------------------------------------------------------------------------------
                    NUMBER OF LOANS                 0            0             0             0              0                0
                      PERCENTAGE OF LOANS           0.0000%      0.0000%       0.0000%       0.0000%        0.0000%          0.0000%
------------------------------------------------------------------------------------------------------------------------------------

                    GROUP I BOOK VALUE OF REO PROPERTIES                                                    NA
                    GROUP II BOOK VALUE OF REO PROPERTIES                                                   NA

SERVICING INFORMATION:                                                 GROUP I            GROUP II
----------------------                                                 -------            --------
SERVICING FEES ACCRUED DURING THE CURRENT DUE PERIOD                  23,599.98           53,150.85
PLUS:       ADDITIONAL SERVICING COMPENSATION                              0.00                0.00
LESS:       AMTS. TO COVER PREPAYMENT INT. SHORTFALL                  (7,067.07)         (18,386.42)
            DELINQUENT SERVICING FEES                                 (1,267.93)           1,938.69

SERVICING FEES COLLECTED FOR THE CURRENT DUE PERIOD                   15,264.98           36,703.12

ADVANCED PRINCIPAL                                                     5,042.88           19,661.41
ADVANCED INTEREST                                                     37,047.87           31,208.59

--------------------------------------------------------------------------------
To learn more about Bankers Trust Year 2000 Program Plan, please visit our web site at http://www.bankerstrust.com/y2k/.

                          BA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates
                                  Series 1998-1

                         Statement To Certificateholders

------------------------------------------------------------------------------------------------------------------
Distribution Date:                  March 25, 1999
------------------------------------------------------------------------------------------------------------------
                                             OTHER                                 CUMULATIVE
                     PREPAYMENT           UNSCHEDULED          CERTIFICATE           UNPAID             CUMULATIVE
                     PRINCIPAL             PRINCIPAL             INTEREST           INTEREST             REALIZED
CLASS               DISTRIBUTED           DISTRIBUTED           SHORTFALL          SHORTFALL              LOSSES
------------------------------------------------------------------------------------------------------------------
CLASS IA-1            2,119,576.28               0.00                 0.00               0.00                 0.00
CLASS IA-2                    0.00               0.00                 0.00               0.00                 0.00
CLASS IA-3                    0.00               0.00                 0.00               0.00                 0.00
CLASS IA-4                    0.00               0.00                 0.00               0.00                 0.00
CLASS IA-5                    0.00               0.00                 0.00               0.00                 0.00
CLASS IA-6                    0.00               0.00                 0.00               0.00                 0.00
CLASS I-X                     0.00               0.00                 0.00               0.00                 0.00
CLASS I-PO                   18.84               0.00                 0.00               0.00                 0.00
CLASS IIA-1           3,671,540.06               0.00                 0.00               0.00                 0.00
CLASS IIA-2              43,593.88               0.00                 0.00               0.00                 0.00
CLASS IIA-3                   0.00               0.00                 0.00               0.00                 0.00
CLASS IIA-4              44,310.27               0.00                 0.00               0.00                 0.00
CLASS IIA-5           2,117,539.92               0.00                 0.00               0.00                 0.00
CLASS IIA-6                   0.00               0.00                 0.00               0.00                 0.00
CLASS II-X                    0.00               0.00                 0.00               0.00                 0.00
CLASS II-PO               1,255.26               0.00                 0.00               0.00                 0.00
CLASS M                       0.00               0.00                 0.00               0.00                 0.00
CLASS B-1                     0.00               0.00                 0.00               0.00                 0.00
CLASS B-2                     0.00               0.00                 0.00               0.00                 0.00
CLASS B-3                     0.00               0.00                 0.00               0.00                 0.00
CLASS B-4                     0.00               0.00                 0.00               0.00                 0.00
CLASS B-5                     0.00               0.00                 0.00               0.00                 0.00
------------------------------------------------------------------------------------------------------------------
TOTALS                7,997,834.51               0.00                 0.00               0.00                 0.00
------------------------------------------------------------------------------------------------------------------

OTHER REPORTING ITEMS:
----------------------
GROUP I PERCENTAGE                                                        96.54%
GROUP I PREPAYMENT PERCENTAGE                                            100.00%
GROUP II PERCENTAGE                                                       96.73%
GROUP II PREPAYMENT PERCENTAGE                                           100.00%

SUBORDINATE PRINCIPAL DISTRIBUTION AMOUNT                              21,706.24
HAS THE CREDIT SUPPORT DEPLETION DATE OCCURRED                                No

BANKRUPTCY AMOUNT                                                     100,000.00
FRAUD LOSS AMOUNT                                                   5,516,644.13
SPECIAL HAZARD AMOUNT                                               4,500,664.47
EXTRAORDINARY LOSSES FOR THE PRIOR PERIOD                                   0.00

GROUP I EXTRAORDINARY LOSSES                                                0.00
GROUP II EXTRAORDINARY LOSSES                                               0.00

--------------------------------------------------------------------------------
To learn more about Bankers Trust Year 2000 Program Plan, please visit our web site at http://www.bankerstrust.com/y2k/.

                          BA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates
                                  Series 1998-1
                                     REMIC I
                         Statement To Certificateholders

----------------------------------------------------------------------------------------------------------------------------
                                                   DISTRIBUTIONS IN DOLLARS

                          PRIOR                                                                                 CURRENT
         ORIGINAL         PRINCIPAL                                                     REALIZED   DEFERRED    PRINCIPAL
CLASS    FACE VALUE       BALANCE          INTEREST      PRINCIPAL       TOTAL           LOSSES    INTEREST     BALANCE
----------------------------------------------------------------------------------------------------------------------------
P1-M          21,501.00        21,306.96          0.00          19.66           19.66       0.00       0.00        21,287.30
P2-M         350,133.00       337,679.41          0.00       1,371.70        1,371.70       0.00       0.00       336,307.71
X1-M*    142,084,361.67   111,731,641.75     49,783.50           0.00       49,783.50       0.00       0.00   109,518,436.88
X2-M*    187,559,494.52   150,841,825.64     29,153.04           0.00       29,153.04       0.00       0.00   144,448,751.87
Y1            71,698.81        54,430.78        306.18          16.18          322.36       0.00       0.00        54,414.60
Y2            99,676.65        73,772.28        399.60         215.88          615.48       0.00       0.00        73,556.40
Z1       143,556,266.44   113,204,144.24    636,773.31   2,214,668.10    2,851,441.41       0.00       0.00   110,989,476.14
Z2       199,253,620.42   162,140,872.38    878,263.06   6,440,332.69    7,318,595.75       0.00       0.00   155,700,539.69
R-I               50.00             0.00          0.00           0.00            0.00       0.00       0.00             0.00
----------------------------------------------------------------------------------------------------------------------------
TOTALS   343,352,946.32   275,832,206.05  1,594,678.69   8,656,624.21   10,251,302.90       0.00       0.00   267,175,581.84
----------------------------------------------------------------------------------------------------------------------------

*Notional Class Balance

---------------------------------------------------------------------------------------------------------------
                    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                             PASS-THROUGH
                                                                                                 RATES
                            PRIOR                                            CURRENT
                          PRINCIPAL                                         PRINCIPAL
   CLASS    CUSIP          BALANCE     INTEREST   PRINCIPAL      TOTAL        BALANCE      CURRENT       NEXT
---------------------------------------------------------------------------------------------------------------
P1-M                      990.975303   0.000000    0.914376    0.914376     990.060927    0.000000%   0.000000%
P2-M                      964.431830   0.000000    3.917654    3.917654     960.514176    0.000000%   0.000000%
X1-M*                     786.375365   0.350380    0.000000    0.350380     770.798669    0.534676%   0.534676%
X2-M*                     804.234550   0.155434    0.000000    0.155434     770.148972    0.231923%   0.231923%
Y1                        759.158738   4.270364    0.225620    4.495984     758.933072    6.750000%   6.750000%
Y2                        740.115976   4.008963    2.165810    6.174773     737.950173    6.500000%   6.500000%
Z1                        788.569855   4.435705   15.427178   19.862884     773.142677    6.750000%   6.750000%
Z2                        813.741161   4.407765   32.322287   36.730052     781.418874    6.500000%   6.500000%
R-I         055240DQ5       0.000000   0.000000    0.000000    0.000000       0.000000    6.750000%   6.750000%

-----------------------------------------------------------------------------------------------------
SELLER:                      Bank of America                 ADMINISTRATOR:         Kelly L. Shea
SERVICER:                    Bank of America                                    Bankers Trust Company
LEAD UNDERWRITER:     Donaldson, Lufkin & Jenrette                                  3 Park Plaza
RECORD DATE:                February 26, 1999                                     Irvine, CA 92614
DISTRIBUTION DATE:           March 25, 1999             FACTOR INFORMATION:        (800) 735-7777
-----------------------------------------------------------------------------------------------------

To learn more about Bankers Trust Year 2000 Program Plan, please visit our web site at http://www.bankerstrust.com/y2k/.

                          BA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates
                                  Series 1998-1
                                    REMIC II
                         Statement To Certificateholders

------------------------------------------------------------------------------------------------------------------------------------
                                                     DISTRIBUTIONS IN DOLLARS
                          PRIOR                                                                                       CURRENT
        ORIGINAL          PRINCIPAL                                                          REALIZED    DEFERRED     PRINCIPAL
CLASS   FACE VALUE        BALANCE           INTEREST         PRINCIPAL     TOTAL             LOSSES      INTEREST     BALANCE
------------------------------------------------------------------------------------------------------------------------------------
IA-1      96,101,504.00     65,763,756.99     369,921.13     2,211,394.13    2,581,315.26        0.00        0.00      63,552,362.86
IA-2       5,000,000.00      5,000,000.00      28,125.00             0.00       28,125.00        0.00        0.00       5,000,000.00
IA-3       9,500,000.00      9,500,000.00      53,437.50             0.00       53,437.50        0.00        0.00       9,500,000.00
IA-4      14,250,000.00     14,250,000.00      80,156.25             0.00       80,156.25        0.00        0.00      14,250,000.00
IA-5       4,887,000.00      4,887,000.00      27,489.38             0.00       27,489.38        0.00        0.00       4,887,000.00
IA-6       9,939,000.00      9,939,000.00      55,906.88             0.00       55,906.88        0.00        0.00       9,939,000.00
I-X*      11,983,709.00      8,850,399.31      49,783.50             0.00       49,783.50        0.00        0.00       8,636,495.87
I-PO          21,501.00         21,306.96           0.00            19.66           19.66        0.00        0.00          21,287.30
IIA-1    121,111,453.00     98,022,518.22     530,955.31     4,012,111.68    4,543,066.99        0.00        0.00      94,010,406.54
IIA-2      1,000,000.00        729,839.37       3,953.30        47,637.64       51,590.94        0.00        0.00         682,201.73
IIA-3      8,262,000.00      8,262,000.00      44,752.50             0.00       44,752.50        0.00        0.00       8,262,000.00
IIA-4     14,913,749.00     14,437,551.22      78,203.40        48,420.49      126,623.89        0.00        0.00      14,389,130.73
IIA-5     46,447,250.00     35,451,400.00     192,028.42     2,313,962.67    2,505,991.09        0.00        0.00      33,137,437.33
IIA-6      2,127,000.00              0.00           0.00             0.00            0.00        0.00        0.00               0.00
II-X*      7,513,508.12      5,382,099.54      29,153.04             0.00       29,153.04        0.00        0.00       5,024,152.01
II-PO        350,133.00        337,679.41           0.00         1,371.70        1,371.70        0.00        0.00         336,307.71
------------------------------------------------------------------------------------------------------------------------------------
TOTALS   339,910,590.00    266,602,052.17   1,543,865.61     8,634,917.97   10,178,783.58        0.00        0.00     257,967,134.20
------------------------------------------------------------------------------------------------------------------------------------

*Notional Class Balance

------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                   PASS-THROUGH
                                                                                                         RATES
                              PRIOR                                                CURRENT
                            PRINCIPAL                                             PRINCIPAL
    CLASS    CUSIP           BALANCE      INTEREST    PRINCIPAL       TOTAL         BALANCE      CURRENT         NEXT
------------------------------------------------------------------------------------------------------------------------
IA-1         055240CT0      684.315586    3.849275    23.011025    26.860300      661.304560    6.750000%      6.750000%
IA-2         055240CU7    1,000.000000    5.625000     0.000000     5.625000    1,000.000000    6.750000%      6.750000%
IA-3         055240CV5    1,000.000000    5.625000     0.000000     5.625000    1,000.000000    6.750000%      6.750000%
IA-4         055240CW3    1,000.000000    5.625000     0.000000     5.625000    1,000.000000    6.750000%      6.750000%
IA-5         055240CX1    1,000.000000    5.625001     0.000000     5.625001    1,000.000000    6.750000%      6.750000%
IA-6         055240CY9    1,000.000000    5.625001     0.000000     5.625001    1,000.000000    6.750000%      6.750000%
I-X*         055240DF9      738.535900    5.625000     0.000000     5.625000      720.686381    6.750000%      0.000000%
I-PO         055240DH5      990.975303    0.000000     0.914376     0.914376      990.060927    0.000000%      6.500000%
IIA-1        055240CZ6      809.357957    4.384022    33.127434    37.511456      776.230523    6.500000%      6.500000%
IIA-2        055240DA0      729.839370    3.953300    47.637640    51.590940      682.201730    6.500000%      6.500000%
IIA-3        055240DB8    1,000.000000    5.416667     0.000000     5.416667    1,000.000000    6.500000%      6.500000%
IIA-4        055240DC6      968.069881    5.243712     3.246701     8.490413      964.823180    6.500000%      6.500000%
IIA-5        055240DD4      763.261549    4.134333    49.819153    53.953487      713.442396    6.500000%      6.500000%
IIA-6        055240DE2        0.000000    0.000000     0.000000     0.000000        0.000000    6.500000%      6.500000%
II-X*        055240DG7      716.323115    3.880084     0.000000     3.880084      668.682582    6.500000%      0.000000%
II-PO        055240DU6      964.431830    0.000000     3.917654     3.917654      960.514176    0.000000%      0.000000%

----------------------------------------------------------------------------------------------------
SELLER:                     Bank of America                 ADMINISTRATOR:         Kelly L. Shea
SERVICER:                   Bank of America                                    Bankers Trust Company
LEAD UNDERWRITER:    Donaldson, Lufkin & Jenrette                                  3 Park Plaza
RECORD DATE:               February 26, 1999                                     Irvine, CA 92614
DISTRIBUTION DATE:          March 25, 1999             FACTOR INFORMATION:        (800) 735-7777
----------------------------------------------------------------------------------------------------

To learn more about Bankers Trust Year 2000 Program Plan, please visit our web site at http://www.bankerstrust.com/y2k/.

                           BA MORTGAGE SECURITIES, INC.
                        MORTGAGE PASS-THROUGH CERTIFICATES
                           SERIES 1998-2, CLASS II-PO

                           BA MORTAGE SECURITIES, INC
                       Mortgage Pass-Through Certificates
                                  Series 1998-2

                        Statements To Certificateholders

--------------------------------------------------------------------------------------------------------------------
                                               DISTRIBUTION IN DOLLARS

                                   PRIOR                                                                     CURRENT
                ORIGINAL       PRINCIPAL                                          REALIZED  DEFERRED       PRINCIPAL
  CLASS       FACE VALUE         BALANCE    INTEREST     PRINCIPAL         TOTAL    LOSSES  INTEREST         BALANCE
--------------------------------------------------------------------------------------------------------------------
 IA-1-L    32,400,889.00   20,356,015.28  114,502.59  1,756.460.66   1870,963.25      0.00      0.00   18,599,554.62
 IA-2-L     3,140,000.00    3,140,000.00   17,662.50          0.00     17,662.50      0.00      0.00    3,140,000.00
 IA-3-L    15,156,755.00   15,156,755.00   74,386.57          0.00     74,386.57      0.00      0.00   15,156,755.00
 IA-4-L    18,951,940.00   18,951,940.00  106,604.66          0.00    106,604.66      0.00      0.00   18,951,940.00
 IA-5-L    73,500,000.00   55,137,986.93  310,151.18  2,152,675.58  2,462,826.76      0.00      0.00   52,985,311.35
 IA-6-L    25,717,028.00   25,717,028.00  144,658.28          0.00    144,658.28      0.00      0.00   25,717,028.00
 IA-8-L     2,937,483.00            0.00        0.00          0.00          0.00      0.00      0.00            0.00
 IA-9-L     3,929,529.00    3,929,529.00   32,973.77          0.00     32,973.77      0.00      0.00    3,929,529.00
IA-10-L    14,360,000.00   14,360,000.00   80,775.00          0.00     80,775.00      0.00      0.00   14,360,000.00
  I-X-L             0.00            0.00   47,015.78          0.00     47,015.78      0.00      0.00            0.00
 I-PO-L        43,461.00       43,094.85        0.00         48.30         48.30      0.00      0.00       43,046.55
  I-B-L     7,922,383.17    7,864,309.34   44,236.73      6,681.90     50,918.63      0.00      0.00    7,857,627.44
    R-I            50.00            0.00        0.00          0.00          0.00      0.00      0.00            0.00
--------------------------------------------------------------------------------------------------------------------
 TOTALS   198,059,518.17  164,656,658.40  972,967.06  3,915,866.44  4,888,833.50      0.00      0.00  160,740,791.96
--------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                             FACTOR INFORMATION PER $1000 OF ORIGINAL FACE         PASS-THROUGH
                                                                                      RATES
                       PRIOR                                       CURRENT
                   PRINCIPAL                                     PRINCIPAL
  CLASS  CUSIP       BALANCE  INTEREST  PRINCIPAL      TOTAL       BALANCE      CURRENT         NEXT
----------------------------------------------------------------------------------------------------
 IA-1-L           628.254838  3.533934  54.210261  57.744195    574.044577   6.750000 %   6.750000 %
 IA-2-L         1,000.000000  5.625000   0.000000   5.625000  1,000.000000   6.750000 %   6.750000 %
 IA-3-L         1,000.000000  4.907816   0.000000   4.907816  1,000.000000   5.889380 %   5.887500 %
 IA-4-L         1,000.000000  5.625000   0.000000   5.625000  1,000.000000   6.750000 %   6.750000 %
 IA-5-L           750.176693  4.219744  29.288103  33.507847    720.888590   6.750000 %   6.750000 %
 IA-6-L         1,000.000000  5.625000   0.000000   5.625000  1,000.000000   6.750000 %   6.750000 %
 IA-8-L             0.000000  0.000000   0.000000   0.000000      0.000000   6.750000 %   6.750000 %
 IA-9-L         1,000.000000  8.391278   0.000000   8.391278  1,000.000000  10.069534 %  10.076786 %
IA-10-L         1,000.000000  5.625000   0.000000   5.625000  1,000.000000   6.750000 %   6.750000 %
  I-X-L             0.000000  0.237382   0.000000   0.237382      0.000000   6.750000 %   6.750000 %
 I-PO-L           991.575205  0.000000   1.111341   1.111341    990.463864   0.000000 %   0.000000 %
  I-B-L           992.669651  5.583766   0.843420   6.427186    991.826231   6.750000 %   6.750000 %
    R-I             0.000000  0.000000   0.000000   0.000000      0.000000   0.000000 %   0.000000 %

This statement is also available on Bankers Trust's Website, http://online.bankerstrust.com/invr/. We begin posting statements to the Web at 7:00pm Eastern Time on the business day before each distribution date.

-----------------------------------------------------------------------------------------------
SELLER:                     Bank of America               ADMINISTRATOR       Kelly L. Shea
SERVICER:                   Bank of America                               Bankers Trust Company
LEAD UNDERWRITER:    Donaldson, Lufkin & Jenrette                              3 Park Plaza
RECORD DATE:               February 26, 1999                                 Irvine, CA 92614
DISTRIBUTION DATE:          March 25, 1999           FACTOR INFORMATION       (800) 735-7777
-----------------------------------------------------------------------------------------------

           Page 1 of 7                  (C)COPYRIGHT 1999 Bankers Trust Company

To learn more about Bankers Trust Year 2000 Program Plan, please visit our website at http://www.bankerstrust.com/y2k/.

                           BA MORTAGE SECURITIES, INC
                       Mortgage Pass-Through Certificates
                                  Series 1998-2

                        Statements To Certificateholders

---------------------------------------------------------------------------------------------------------------------
                                               DISTRIBUTION IN DOLLARS
                                   PRIOR                                                                      CURRENT
                ORIGINAL       PRINCIPAL                                           REALIZED   DEFERRED      PRINCIPAL
  CLASS       FACE VALUE         BALANCE     INTEREST     PRINCIPAL         TOTAL    LOSSES   INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------
IIA-1-L   100,392,251.00   84,637,093.15   458,450.92  2,825,648.83  3,284,099.75      0.00       0.00  81,811.444.32
 II-X-L             0.00            0.00    10,177.88          0.00     10,177.88      0.00       0.00           0.00
II-PO-L       148,157.00      143,572.91         0.00        526.37        526.37      0.00       0.00     143,046.54
 II-B-L     2,314,231.16    2,247,048.30    12,171.51      7,676.59     19,848.10      0.00       0.00   2,239,371.71
   R-II            50.00            0.00         0.00          0.00          0.00      0.00       0.00           0.00
---------------------------------------------------------------------------------------------------------------------
 TOTALS   102,854,689.16   87,027,714.36   480,800.31  2,833,851.79  3,314,652.10      0.00       0.00  84,193,862.57
---------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
               FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                    PASS-THROUGH
                                                                                   RATES
                       PRIOR                                    CURRENT
                   PRINCIPAL                                  PRINCIPAL
  CLASS    CUSIP     BALANCE  INTEREST  PRINCIPAL     TOTAL     BALANCE      CURRENT         NEXT
-------------------------------------------------------------------------------------------------
IIA-1-L           843.064005  4.566597  28.146085 32.712682  814.917920   6.500000 %   6.500000 %
 II-X-L             0.000000  0.098954   0.000000  0.098954    0.000000   6.500000 %   6.500000 %
II-PO-L           969.059241  0.000000   3.552785  3.552785  965.506456   0.000000 %   0.000000 %
II -B-L           970.969685  5.259418   3.317123  8.576542  967.652562   6.500000 %   6.500000 %
   R-II             0.000000  0.000000   0.000000  0.000000    0.000000   0.000000 %   0.000000 %

-------------------------------------------------------------------------------------------------
SELLER:                    Bank of America                 ADMINISTRATOR        Kelly L. Shea
SERVICER:                  Bank of America                                  Bankers Trust Company
LEAD UNDERWRITER:    Donaldson, Lufkin & Jenrette                                3 Park Plaza
RECORD DATE:              February 26, 1999                                    Irvine, CA 92614
DISTRIBUTION DATE:          March 25, 1999            FACTOR INFORMATION        (800) 735-7777
-------------------------------------------------------------------------------------------------

                Page 2 of 7              (C)COPYRIGHT 1999 Bankers Trust Company

To learn more about Bankers Trust Year 2000 Program Plan, please visit our website at http://www.bankerstrust.com/y2k/.

                           BA MORTAGE SECURITIES, INC
                       Mortgage Pass-Through Certificates
                                  Series 1998-2

                        Statements To Certificateholders

---------------------------------------------------------------------------------------------------------------
                                            DISTRIBUTION IN DOLLARS
                               PRIOR                                                                    CURRENT
             ORIGINAL      PRINCIPAL                                          REALIZED  DEFERRED      PRINCIPAL
 CLASS     FACE VALUE        BALANCE    INTEREST     PRINCIPAL         TOTAL    LOSSES  INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------
  IA-1  31,022,128.00  19,489,802.02  114,502.59  1,681,717.67  1,796,220.26      0.00      0.00  17,808,084.35
  IA-2   3,140,000.00   3,140,000.00   17,662.50          0.00     17,662.50      0.00      0.00   3,140,000.00
  IA-3  15,156,755.00  15,156,755.00   74,386.57          0.00     74,386.57      0.00      0.00  15,156,755.00
  IA-4  18,951,940.00  18,951,940.00  106,604.66          0.00    106,604.66      0.00      0.00  18,951,940.00
  IA-5  73,500,000.00  55,137,986.93  310,151.18  2,152,675.58  2,462,826.76      0.00      0.00  52,985,311.35
  IA-6  25,717,028.00  25,717,028.00  144,658.28          0.00    144,658.28      0.00      0.00  25,717,028.00
  IA-7   1,378,761.00     866,213.26        0.00     74,742.99     74,742.99      0.00      0.00     791,470.27
  IA-8   2,937,483.00           0.00        0.00          0.00          0.00      0.00      0.00           0.00
  IA-9   3,929,529.00   3,929,529.00   32,973.77          0.00     32,973.77      0.00      0.00   3,929,529.00
 IA-10   4,600,000.00   4,600,000.00   25,300.00          0.00     25,300.00      0.00      0.00   4,600,000.00
 IA-11   9,760,000.00   9,760,000.00   53,680.00          0.00     53,680.00      0.00      0.00   9,760,000.00
 IA-12           0.00           0.00    1,795.00          0.00      1,795.00      0.00      0.00           0.00
   I-X           0.00           0.00   47,015.78          0.00     47,015.78      0.00      0.00           0.00
  I-PO      43,461.00      43,094.85        0.00         48.30         48.30      0.00      0.00      43,046.55
   I-M    3664,102.00   3,637,242.86   20,459.49      3,090.38     23,549.87      0.00      0.00   3,634,152.48
  IB-1   1,683,506.00   1,671,165.31    9,400.30      1,419.90     10,820.20      0.00      0.00   1,669,745,41
  IB-2     891,268.00     884,734.70    4,976.63        751.71      5,728.34      0.00      0.00     883,982.99
  IB-3     693,208.00     688.126.54    3,870.71        584.67      4,455.38      0.00      0.00     687,541.87
  IB-4     495,148.00     491,518.39    2,764.79        417.62      3,182.41      0.00      0.00     491,100.77
  IB-5     495,151.17     491,521.54    2,764.81        417.62      3,182.43      0.00      0.00     491,103.92
---------------------------------------------------------------------------------------------------------------
TOTALS * See summary of balances on next page.
---------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
              FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                          PASS-THROUGH
                                                                                         RATES
                          PRIOR                                       CURRENT
                      PRINCIPAL                                     PRINCIPAL
CLASS       CUSIP       BALANCE  INTEREST  PRINCIPAL      TOTAL       BALANCE      CURRENT         NEXT
-------------------------------------------------------------------------------------------------------
 IA-1   055240DV4    628.254839  3.690997  54.210261  57.901259    574.044577   7.050000%    7.050000%
 IA-2   055240DW2  1,000.000000  5.625000   0.000000   5.625000  1,000.000000   6.750000%     6750000%
 IA-3   055240DX0  1,000.000000  4.907816   0.000000   4.907816  1,000.000000   5.889380%    5.887500%
 IA-4   055240DY8  1,000.000000  5.625000   0.000000   5.625000  1,000.000000   6.750000%    6.750000%
 1A-5   055240DZ5    750.176693  4.219744  29.288103  33.507847    720.888590   6.750000%    6.750000%
 IA-6   055240EA9  1,000.000000  5.625000   0.000000   5.625000  1,000.000000   6.750000%    6.750000%
 IA-7   055240EB7    628.254832  0.000000  54.210258  54.210258    574.044573   0.000000%    0.000000%
 IA-8   055240EC5      0.000000  0.000000   0.000000   0.000000      0.000000   6.750000%    6.750000%
 IA-9   055240ED3  1,000.000000  8.391278   0.000000   8.391278  1,000.000000  10.069534%   10.076786%
IA-10   055240EE1  1,000.000000  5.500000   0.000000   5.500000  1,000.000000   6.600000%    6.600000%
IA-11   055240EF8  1,000.000000  5.500000   0.000000   5.500000  1,000.000000   6.600000%    6.600000%
IA-12   055240EG6      0.000000  5.625000   0.000000   5.625000      0.000000   6.750000%    6.750000%
  I-X   055240EJ0      0.000000  5.624999   0.000000   5.624999      0.000000   6.750000%    6.750000%
 I-PO   055240EL5    991.575205  0.000000   1.111341   1.111341    990.463864   0.000000%    0.000000%
  I-M   055240EN1    992.669653  5.583766   0.843421   6.427187    991.826232   6.750000%    6.750000%
 IB-1   055240EP6    992.669649  5.583764   0.843418   6.427182    991.826230   6.750000%    6.750000%
 IB-2   055240EQ4    992.669657  5.583764   0.843416   6.427180    991.826241   6.750000%    6.750000%
 IB-3   055240EX9    992.669646  5.583764   0.843427   6.427191    991.826220   6.750000%    6.750000%
 IB-4   055240EY7    992.669646  5.583765   0.843425   6.427189    991.826222   6.750000%    6.750000%
 IB-5   055240EZ4    992.669653  5.583769   0.843419   6.427189    991.826234   6.750000%    6.750000%

-----------------------------------------------------------------------------------------------
SELLER:                     Bank of America              ADMINISTRATOR:       Kelly L. Shea
SERVICER:                   Bank of America                               Bankers Trust Company
LEAD UNDERWRITER:    Donaldson, Lufkin & Jenrette                              3 Park Plaza
RECORD DATE:               February 26, 1999                                 Irvine, CA 92614
DISTRIBUTION DATE:          March 25, 1999          FACTOR INFORMATION:       (800) 735-7777
-----------------------------------------------------------------------------------------------

                Page 3 of 7              (C)COPYRIGHT 1999 Bankers Trust Company

To learn more about Bankers Trust Year 2000 Program Plan, please visit our website at http://www.bankerstrust.com/y2k/.

                           BA MORTAGE SECURITIES, INC
                       Mortgage Pass-Through Certificates
                                  Series 1998-2

                        Statements To Certificateholders

--------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION IN DOLLARS
                         PRIOR                                                                               CURRENT
        ORIGINAL         PRINCIPAL                                                   REALIZED    DEFERRED    PRINCIPAL
CLASS   FACE VALUE       BALANCE          INTEREST     PRINCIPAL      TOTAL            LOSSES    INTEREST    BALANCE
--------------------------------------------------------------------------------------------------------------------------
IIA-1   100,392,251.00   84,637,093.15    458,450.92   2,825,648.83   3,284,099.75       0.00        0.00    81,811,444.32
II-X              0.00            0.00     10,177.88           0.00      10,177.88       0.00        0.00             0.00
II-PO       148,157.00      143,572.91          0.00         526.37         526.37       0.00        0.00       143,046.54
IIM         874,264.00      848,883.90      4,598.12       2,900.05       7,498.17       0.00        0.00       845,983.85
IIB-1       462,846.00      449,409.42      2,434.30       1,535.32       3,969.62       0.00        0.00       447,874.10
IIB-2       308,564.00      299,606.27      1,622.87       1,023.54       2,646.41       0.00        0.00       298,582.73
IIB-3       308,564.00      299,606.27      1,622.87       1,023.54       2,646.41       0.00        0.00       298,582.73
IIB-4       154,282.00      149,803.14        811.43         511.77       1,323.20       0.00        0.00       149,291.37
IIB-5       205,711.16      199,739.30      1,081.92         682.37       1,764.29       0.00        0.00       199,056.93
R-III            50.00            0.00          0.00           0.00           0.00       0.00        0.00             0.00
--------------------------------------------------------------------------------------------------------------------------
TOTALS  300,914,157.33  251,684,372.76  1,453,767.37   6,749,718.23   8,203,485.60       0.00        0.00   244,934,654.53
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                  FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                          PASS-THROUGH
                                                                                             RATES
                         PRIOR                                           CURRENT
                       PRINCIPAL                                        PRINCIPAL
  CLASS    CUSIP        BALANCE    INTEREST   PRINCIPAL     TOTAL        BALANCE      CURRENT      NEXT
----------------------------------------------------------------------------------------------------------
IIA-1    055240EH4    843.064005   4.566597   28.146085   32.712682     814.917920   6.500000%   6.500000%
II-X     055240EK7      0.000000   5.416668    0.000000    5.416668       0.000000   6.500000%   6.500000%
II-PO    055240EM3    969.059241   0.000000    3.552785    3.552785     965.506456   0.000000%   0.000000%
IIM      055240ER2    970.969753   5.259418    3.317133    8.576551     967.652620   6.500000%   6.500000%
IIB-1    055240ES0    970.969653   5.259417    3.317129    8.576546     967.652524   6.500000%   6.500000%
IIB-2    055240ET8    970.969621   5.259428    3.317108    8.576535     967.652513   6.500000%   6.500000%
IIB-3    055240FA8    970.969621   5.259428    3.317108    8.576535     967.652513   6.500000%   6.500000%
IIB-4    055240FB6    970.969653   5.259395    3.317108    8.576503     967.652545   6.500000%   6.500000%
IIB-5    055240FC4    970.969684   5.259413    3.317127    8.576540     967.652557   6.500000%   6.500000%
R-III    055240EW1      0.000000   0.000000    0.000000    0.000000       0.000000   0.000000%   0.000000%

--------------------------------------------------------------------------------------------------
SELLER:                     Bank of America                 ADMINISTRATOR:       Kelly L. Shea
SERVICER:                   Bank of America                                  Bankers Trust Company
LEAD UNDERWRITER:    Donaldson, Lufkin & Jenrette                                3 Park Plaza
RECORD DATE:               February 26, 1999                                   Irvine, CA 92614
DISTRIBUTION DATE:          March 25, 1999             FACTOR INFORMATION:      (800) 735-7777
--------------------------------------------------------------------------------------------------


                Page 4 of 7              (C)COPYRIGHT 1999 Bankers Trust Company

To learn more about Bankers Trust Year 2000 Program Plan, please visit our website at http://www.bankerstrust.com/y2k/.

                           BA MORTAGE SECURITIES, INC
                       Mortgage Pass-Through Certificates
                                  Series 1998-2

                        Statements To Certificateholders

--------------------------------------------------------------------------------
Distribution Date:                  March 25, 1999

---------------------------------------------------------------------------------------
MORTGAGE POOL INFORMATION:                               GROUP I            GROUP II
--------------------------                               -------            --------
      BEGINNING BALANCE OF POOL                      164,656,658.75       87,027,147.63
      LESS:      SCHEDULED PRINCIPAL                    (139,902.70)        (297,340.05)
                 PRINCIPAL PREPAYMENTS                (3,775,963.74)      (2,536,511.74)
                 REPURCHASES                                   0.00                0.00
                 LIQUIDATIONS                                  0.00                0.00
                 OTHER UNSCHEDULED PRINCIPAL                   0.00                0.00
                                                     --------------       --------------
      ENDING BALANCE OF POOL                         160,740,792.31       84,193,862.84
                                                     ==============       =============

      BEGINNING NUMBER OF LOANS IN POOL                         525                 270
      ENDING NUMBER OF LOANS IN POOL                            514                 262

      WEIGHTED AVERAGE REMAINING TERM TO MATURITY               337                 167
      WEIGHTED AVERAGE NET CONTRACT RATE                   7.568795%           7.105628%

      CURRENT REALIZED LOSSES ON THE POOL                      0.00                0.00
      CUMULATIVE REALIZED LOSSES ON THE POOL                   0.00                0.00
---------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
DELINQUENT, BANKRUPTCY,                                                                     LOANS         LOANS       LOANS
FORECLOSURE, AND REO                                 30 TO 59     60 TO 89   90 PLUS         IN            IN          IN
LOAN INFORMATION*                                      DAYS         DAYS       DAYS      BANKRUPTCY    FORECLOSURE     REO
----------------------------------------------------------------------------------------------------------------------------
GROUP I             PRINCIPAL BALANCE               262,791.14        0.00      0.00     526,774.17          0.00       0.00
                        PERCENTAGE OF GROUP BAL.        0.1635%     0.0000%   0.0000%        0.3277%       0.0000%    0.0000%
                    NUMBER OF LOANS                          1           0         0              2             0          0
                        PERCENTAGE OF LOANS            0.1946%     0.0000%   0.0000%        0.3891%       0.0000%    0.0000%
----------------------------------------------------------------------------------------------------------------------------
GROUP II            PRINCIPAL BALANCE                        0           0         0              0             0          0
                        PERCENTAGE OF GROUP BAL.        0.0000%     0.0000%   0.0000%        0.0000%       0.0000%    0.0000%
                    NUMBER OF LOANS                          0           0         0              0             0          0
                        PERCENTAGE OF LOANS             0.0000%     0.0000%   0.0000%        0.0000%       0.0000%    0.0000%
----------------------------------------------------------------------------------------------------------------------------

* REO'S, FORECLOSURES, AND BANKRUPTCIES ARE INCLUDED IN THE APPROPRIATE DELINQUENCE CATEGORIES.

       GROUP I BOOK VALUE OF REO PROPERTIES                                                           0.00

       GROUP II BOOK VALUE OF REO PROPERTIES                                                          0.00

SERVICING INFORMATION:                                                                 GROUP I                     GROUP II
----------------------                                                                 -------                     --------
    SERVICING FEES ACCRUED DURING THE CURRENT DUE PERIOD                              64,618.24                    34,014.16
    PLUS:                   ADDITIONAL SERVICING COMPENSATION                              0.00                         0.00
    LESS:                   AMTS. TO COVER PREPAYMENT INT. SHORTFALL                 (13,465.10)                   (9,363.57)
                            DELINQUENT SERVICING FEES                                 (1,631.75)                     (691.67)
                                                                                     ----------                    ---------
    SERVICING FEES COLLECTED FOR THE CURRENT DUE PERIOD                               49,521.39                    23,958.92
                                                                                     ==========                    =========

    ADVANCED PRINCIPAL                                                                 4,079.53                     4,964.98
    ADVANCED INTEREST                                                                 28,032.40                     7,786.72


                Page 5 of 7              (C)COPYRIGHT 1999 Bankers Trust Company

To learn more about Bankers Trust Year 2000 Program Plan, please visit our website at http://www.bankerstrust.com/y2k/.

                           BA MORTAGE SECURITIES, INC
                       Mortgage Pass-Through Certificates
                                  Series 1998-2

                        Statements To Certificateholders

---------------------------------------------------------------------------------------------
Distribution Date:                  March 25, 1999
---------------------------------------------------------------------------------------------
                                    OTHER                         CUMULATIVE
                  PREPAYMENT     UNSCHEDULED    CERTIFICATE         UNPAID         CUMULATIVE
                  PRINCIPAL       PRINCIPAL       INTEREST         INTEREST         REALIZED
CLASS            DISTRIBUTED     DISTRIBUTED     SHORTFALL        SHORTFALL          LOSSES
---------------------------------------------------------------------------------------------
CLASS IA-1       1,624,422.61           0.00           0.00             0.00            0.00
CLASS IA-2               0.00           0.00           0.00             0.00            0.00
CLASS IA-3               0.00           0.00           0.00             0.00            0.00
CLASS IA-4               0.00           0.00           0.00             0.00            0.00
CLASS IA-5       2,079,335.28           0.00           0.00             0.00            0.00
CLASS IA-6               0.00           0.00           0.00             0.00            0.00
CLASS IA-7          72,196.54           0.00           0.00             0.00            0.00
CLASS IA-8               0.00           0.00           0.00             0.00            0.00
CLASS IA-9               0.00           0.00           0.00             0.00            0.00
CLASS IA-10              0.00           0.00           0.00             0.00            0.00
CLASS IA-11              0.00           0.00           0.00             0.00            0.00
CLASS IA-12              0.00           0.00           0.00             0.00            0.00
CLASS I-X                0.00           0.00           0.00             0.00            0.00
CLASS I-PO               9.31           0.00           0.00             0.00            0.00
CLASS I-M                0.00           0.00           0.00             0.00            0.00
CLASS IB-1               0.00           0.00           0.00             0.00            0.00
CLASS 1B-2               0.00           0.00           0.00             0.00            0.00
CLASS 1B-3               0.00           0.00           0.00             0.00            0.00
CLASS 1B-4               0.00           0.00           0.00             0.00            0.00
CLASS 1B-5               0.00           0.00           0.00             0.00            0.00
CLASS 11A-1      2,536,503.31           0.00           0.00             0.00            0.00
CLASS 11-X               0.00           0.00           0.00             0.00            0.00
CLASS II-PO              8.43           0.00           0.00             0.00            0.00
CLASS IIM                0.00           0.00           0.00             0.00            0.00
CLASS IIB-1              0.00           0.00           0.00             0.00            0.00
CLASS IIB-2              0.00           0.00           0.00             0.00            0.00
CLASS IIB-3              0.00           0.00           0.00             0.00            0.00
CLASS IIB-4              0.00           0.00           0.00             0.00            0.00
CLASS IIB-5              0.00           0.00           0.00             0.00            0.00
---------------------------------------------------------------------------------------------
TOTALS           6,312,475.48           0.00           0.00             0.00            0.00
=============================================================================================

To learn more about Bankers Trust Year 2000 Program Plan, please visit our web site at http://www.bankerstrust.com/y2k/.


                Page 6 of 7              (C)COPYRIGHT 1999 Bankers Trust Company

To learn more about Bankers Trust Year 2000 Program Plan, please visit our website at http://www.bankerstrust.com/y2k/.

                           BA MORTAGE SECURITIES, INC
                       Mortgage Pass-Through Certificates
                                  Series 1998-2

                        Statements To Certificateholders

--------------------------------------------------------------------------------------------
Distribution Date:                  March 25, 1999
--------------------------------------------------------------------------------------------
        OTHER REPORTING ITEMS:

        GROUP IA PERCENTAGE                                                       95.222563%
        GROUP IA PREPAYMENT PERCENTAGE                                           100.000000%
        GROUP IIA PERCENTAGE                                                      97.413742%
        GROUP IIA PREPAYMENT PERCENTAGE                                          100.000000%

        GROUP I SUBORDINATE PRINCIPAL DISTRIBUTION AMOUNT                           6,681.90
        GROUP II SUBORDINATE PRINCIPAL DISTRIBUTION AMOUNT                          7,676.59
        HAS THE CREDIT SUPPORT DEPLETION DATE OCCURRED FOR GROUP I?                       NO
        HAS THE CREDIT SUPPORT DEPLETION DATE OCCURRED FOR GROUP II?                      NO

        GROUP I BANKRUPTCY AMOUNT                                                 100,000.00
        GROUP II BANKRUPTCY AMOUNT                                                100,000.00
        FRAUD LOSS AMOUNT                                                       3,009,142.57
        SPECIAL HAZARD AMOUNT                                                   3,009,143.00
        EXTRAORDINARY LOSSES FOR THE PRIOR PERIOD                                       0.00

        GROUP I EXTRAORDINARY LOSSES                                                    0.00
        GROUP II EXTRAORDINARY LOSSES                                                   0.00
--------------------------------------------------------------------------------------------


                Page 7 of 7              (C)COPYRIGHT 1999 Bankers Trust Company

To learn more about Bankers Trust Year 2000 Program Plan, please visit our website at http://www.bankerstrust.com/y2k/.

                                 CWMBS, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                            SERIES 1993-D, CLASS PO

       THE                                           Distribution Date:  3/25/99
     BANK OF
       NEW
      YORK

101 BARCLAY STREET
NEW YORK, NY 10286

Attn: KELLY SHEAHAN
      212-815-2007

                                    CWMBS INC
                       MORTGAGE PASS THROUGH CERTIFICATES
                                  SERIES 1993-D

                 Certificateholder Monthly Distribution Summary

---------------------------------------------------------------------------------------------------------------------------------
                                        Certificate                         Pass
                             Class          Rate         Beginning         Through    Principal       Interest         Total
 Class        CUSIP       Description       Type          Balance          Rate (%)  Distribution    Distribution   Distribution
---------------------------------------------------------------------------------------------------------------------------------
   A1       126690LY0        Senior      Fix-30/360               0.00     6.000000           0.00            0.00           0.00
   A2       126690LZ7        Senior      Fix-30/360               0.00     6.000000           0.00            0.00           0.00
   A3       126690MA1        Senior      Fix-30/360               0.00     6.000000           0.00            0.00           0.00
   A4       126690MB9        Senior      Fix-30/360               0.00     6.000000           0.00            0.00           0.00
   A5       126690MC7        Senior      Fix-30/360       7,085,789.38     6.000000     420,657.66       35,428.95     456,086.61
   A6       126690MD5        Senior      Fix-30/360               0.00     6.000000           0.00            0.00           0.00
   A7       126690ME3        Senior      Fix-30/360      18,220,601.42     6.000000   1,081,691.13       91,103.01   1,172,794.13
   A8       126690MF0        Senior      Fix-30/360      12,700,000.00     6.000000           0.00       63,500.00      63,500.00
   A9       126690MG8        Senior      Fix-30/360       1,040,000.00     6.000000           0.00        5,200.00       5,200.00
  A10       126690MH6        Senior      Var-30/360      28,261,062.60     5.805000           0.00      136,712.89     136,712.89
  A11       126690MJ2        Senior      Var-30/360      10,927,612.23     6.064650           0.00       55,226.78      55,226.78
  A12       126690MK9        Senior      Var-30/360       3,202,919.99     7.499997           0.00       20,018.24      20,018.24
  A13       126690ML7        Senior      Fix-30/360       9,447,472.01     6.000000   1,675,950.87       47,237.36   1,723,188.23
  A14       126690MM5        Senior      Var-30/360      17,324,056.27     6.068750           0.00       87,612.81      87,612.81
  A15       126690MN3        Senior      Var-30/360       8,662,028.15     5.862500           0.00       42,317.62      42,317.62
   PO       126690MP8        Senior      Fix-30/360         189,538.55     0.000000       1,293.52            0.00       1,293.52
   AR                        Senior      Fix-30/360               0.00     6.000000           0.00            0.06           0.06
---------------------------------------------------------------------------------------------------------------------------------
   B1       126690MR4        Junior      Fix-30/360       3,020,422.19     6.000000      37,710.31       15,102.11      52,812.43
   B2       126690MS2        Junior      Fix-30/360       2,265,018.00     6.000000      28,279.01       11,325.09      39,604.10
   B3       126690NW2        Junior      Fix-30/360         751,915.41     6.000000       9,387.75        3,759.58      13,147.33
---------------------------------------------------------------------------------------------------------------------------------
Totals                                                  123,098,436.20                3,254,970.25      614,544.50   3,869,514.75
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
             Current                        Cumulative
            Realized         Ending         Realized
 Class       Losses          Balance          Losses
------------------------------------------------------
   A1            0.00              0.00          0.00
   A2            0.00              0.00          0.00
   A3            0.00              0.00          0.00
   A4            0.00              0.00          0.00
   A5            0.00      6,665,131.72          0.00
   A6            0.00              0.00          0.00
   A7            0.00     17,138,910.30          0.00
   A8            0.00     12,700,000.00          0.00
   A9            0.00      1,040,000.00          0.00
  A10            0.00     28,261,062.60          0.00
  A11            0.00     10,927,612.23          0.00
  A12            0.00      3,202,919.99          0.00
  A13            0.00      7,771,521.14          0.00
  A14            0.00     17,324,056.27          0.00
  A15            0.00      8,662,028.15          0.00
   PO            0.00        188,245.03          0.00
   AR            0.00              0.00          0.00
------------------------------------------------------
   B1            0.00      2,982,711.88          0.00
   B2            0.00      2,236,738.99          0.00
   B3            0.00        742,527.66     89,247.10
------------------------------------------------------
Totals           0.00    119,843,465.96     89,247.10
------------------------------------------------------

       THE                                           Distribution Date:  3/25/99
     BANK OF
       NEW
      YORK

101 BARCLAY STREET
NEW YORK, NY 10286

Attn: KELLY SHEAHAN
      212-815-2007

                                    CWMBS INC
                       MORTGAGE PASS THROUGH CERTIFICATES
                                  SERIES 1993-D

                          Principal Distribution Detail

--------------------------------------------------------------------------------------------------------------------------------
                             Original         Beginning          Scheduled                       Unscheduled          Net
                            Certificate      Certificate         Principal        Accretion       Principal        Principal
 Class        CUSIP           Balance          Balance         Distribution       Principal     Adjustments      Distribution
--------------------------------------------------------------------------------------------------------------------------------
   A1       126690LY0       33,600,000.00              0.00               0.00            0.00           0.00               0.00
   A2       126690LZ7        8,000,000.00              0.00               0.00            0.00           0.00               0.00
   A3       126690MA1        6,000,000.00              0.00               0.00            0.00           0.00               0.00
   A4       126690MB9       13,832,200.00              0.00               0.00            0.00           0.00               0.00
   A5       126690MC7       31,303,820.00      7,085,789.38         420,657.66            0.00           0.00         420,657.66
   A6       126690MD5       24,706,500.00              0.00               0.00            0.00           0.00               0.00
   A7       126690ME3       18,726,480.00     18,220,601.42       1,081,691.13            0.00           0.00       1,081,691.13
   A8       126690MF0       12,700,000.00     12,700,000.00               0.00            0.00           0.00               0.00
   A9       126690MG8        1,040,000.00      1,040,000.00               0.00            0.00           0.00               0.00
  A10       126690MH6       30,726,666.00     28,261,062.60               0.00            0.00           0.00               0.00
  A11       126690MJ2       11,880,979.00     10,927,612.23               0.00            0.00           0.00               0.00
  A12       126690MK9        3,482,355.00      3,202,919.99               0.00            0.00           0.00               0.00
  A13       126690ML7       18,001,000.00      9,447,472.01       1,675,950.87            0.00           0.00       1,675,950.87
  A14       126690MM5       20,000,000.00     17,324,056.27               0.00            0.00           0.00               0.00
  A15       126690MN3        9,999,900.00      8,662,028.15               0.00            0.00           0.00               0.00
   PO       126690MP8          289,239.79        189,538.55           1,293.52            0.00           0.00           1,293.52
   AR                              100.00              0.00               0.00            0.00           0.00               0.00
--------------------------------------------------------------------------------------------------------------------------------
   B1       126690MR4        4,040,466.00      3,020,422.19          37,710.31            0.00           0.00          37,710.31
   B2       126690MS2        3,029,950.00      2,265,018.00          28,279.01            0.00           0.00          28,279.01
   B3       126690NW2        1,136,232.00        751,915.41           9,387.75            0.00           0.00           9,387.75
--------------------------------------------------------------------------------------------------------------------------------
Totals                     252,495,887.79    123,098,436.20       3,254,970.25            0.00           0.00       3,254,970.25
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------
           Current          Ending           Ending
           Realized      Certificate       Certificate
 Class      Losses         Balance           Factor
--------------------------------------------------------
   A1            0.00              0.00    0.00000000000
   A2            0.00              0.00    0.00000000000
   A3            0.00              0.00    0.00000000000
   A4            0.00              0.00    0.00000000000
   A5            0.00      6,665,131.72    0.21291751997
   A6            0.00              0.00    0.00000000000
   A7            0.00     17,138,910.30    0.91522327203
   A8            0.00     12,700,000.00    1.00000000000
   A9            0.00      1,040,000.00    1.00000000000
  A10            0.00     28,261,062.60    0.91975688479
  A11            0.00     10,927,612.23    0.91975688451
  A12            0.00      3,202,919.99    0.91975688579
  A13            0.00      7,771,521.14    0.43172718987
  A14            0.00     17,324,056.27    0.86620281350
  A15            0.00      8,662,028.15    0.86621147711
   PO            0.00        188,245.03    0.65082687100
   AR            0.00              0.00    0.00000000000
--------------------------------------------------------
   B1            0.00      2,982,711.88    0.73820986895
   B2            0.00      2,236,738.99    0.73820986762
   B3            0.00        742,527.66    0.65350004555
--------------------------------------------------------
Totals           0.00    119,843,465.96
--------------------------------------------------------

       THE                                           Distribution Date:  3/25/99
     BANK OF
       NEW
      YORK

101 BARCLAY STREET
NEW YORK, NY 10286

Attn: KELLY SHEAHAN
      212-815-2007

                                    CWMBS INC
                       MORTGAGE PASS THROUGH CERTIFICATES
                                  SERIES 1993-D

                          Interest Distribution Detail

-----------------------------------------------------------------------------------------------------------------------------------
          Beginning        Pass        Accrued    Cumulative                Total           Net         Unscheduled
         Certificate     Through       Optimal      Unpaid    Deferred    Interest      Prepayment        Interest       Interest
 Class     Balance       Rate (%)      Interest    Interest   Interest       Due       Int Shortfall     Adjustment        Paid
-----------------------------------------------------------------------------------------------------------------------------------
  A1              0.00   6.000000           0.00       0.00      0.00          0.00         0.00            0.00              0.00
  A2              0.00   6.000000           0.00       0.00      0.00          0.00         0.00            0.00              0.00
  A3              0.00   6.000000           0.00       0.00      0.00          0.00         0.00            0.00              0.00
  A4              0.00   6.000000           0.00       0.00      0.00          0.00         0.00            0.00              0.00
  A5      7,085,789.38   6.000000      35,428.95       0.00      0.00     35,428.95         0.00            0.00         35,428.95
  A6              0.00   6.000000           0.00       0.00      0.00          0.00         0.00            0.00              0.00
  A7     18,220,601.42   6.000000      91,103.01       0.00      0.00     91,103.01         0.00            0.00         91,103.01
  A8     12,700,000.00   6.000000      63,500.00       0.00      0.00     63,500.00         0.00            0.00         63,500.00
  A9      1,040,000.00   6.000000       5,200.00       0.00      0.00      5,200.00         0.00            0.00          5,200.00
  A10    28,261,062.60   5.805000     136,712.89       0.00      0.00    136,712.89         0.00            0.00        136,712.89
  A11    10,927,612.23   6.064650      55,226.78       0.00      0.00     55,226.78         0.00            0.00         55,226.78
  A12     3,202,919.99   7.499997      20,018.24       0.00      0.00     20,018.24         0.00            0.00         20,018.24
  A13     9,447,472.01   6.000000      47,237.36       0.00      0.00     47,237.36         0.00            0.00         47,237.36
  A14    17,324,056.27   6.068750      87,612.81       0.00      0.00     87,612.81         0.00            0.00         87,612.81
  A15     8,662,028.15   5.862500      42,317.62       0.00      0.00     42,317.62         0.00            0.00         42,317.62
  PO        189,538.55   0.000000           0.00       0.00      0.00          0.00         0.00            0.00              0.00
  AR              0.00   6.000000           0.00       0.00      0.00          0.00         0.00            0.00              0.00
-----------------------------------------------------------------------------------------------------------------------------------
  B1      3,020,422.19   6.000000      15,102.11       0.00      0.00     15,102.11         0.00            0.00         15,102.11
  B2      2,265,018.00   6.000000      11,325.09       0.00      0.00     11,325.09         0.00            0.00         11,325.09
  B3        751,915.41   6.000000       3,759.58       0.00      0.00      3,759.58         0.00            0.00          3,759.58
-----------------------------------------------------------------------------------------------------------------------------------
Totals  123,098,436.20                614,544.44       0.00      0.00    614,544.44         0.00            0.00        614,544.50
-----------------------------------------------------------------------------------------------------------------------------------

       THE                                           Distribution Date:  3/25/99
     BANK OF
       NEW
      YORK

101 BARCLAY STREET
NEW YORK, NY 10286

Attn: KELLY SHEAHAN
      212-815-2007

                                    CWMBS INC
                       MORTGAGE PASS THROUGH CERTIFICATES
                                  SERIES 1993-D

                           Current Payment Information
                               Factors per $1,000

-----------------------------------------------------------------------------------------------------------------------------------
                            Original         Beginning Cert.                                           Ending Cert.         Pass
                           Certificate          Notional          Principal           Interest           Notional         Through
 Class       Cusip           Balance            Balance         Distribution       Distribution          Balance         Rate (%)
-----------------------------------------------------------------------------------------------------------------------------------
  A1       126690LY0       33,600,000.00        0.000000000       0.000000000         0.000000000        0.000000000      6.000000
  A2       126690LZ7        8,000,000.00        0.000000000       0.000000000         0.000000000        0.000000000      6.000000
  A3       126690MA1        6,000,000.00        0.000000000       0.000000000         0.000000000        0.000000000      6.000000
  A4       126690MB9       13,832,200.00        0.000000000       0.000000000         0.000000000        0.000000000      6.000000
  A5       126690MC7       31,303,820.00      226.355421798      13.437901828         1.131777109      212.917519970      6.000000
  A6       126690MD5       24,706,500.00        0.000000000       0.000000000         0.000000000        0.000000000      6.000000
  A7       126690ME3       18,726,480.00      972.985922866      57.762650841         4.864929614      915.223272025      6.000000
  A8       126690MF0       12,700,000.00    1,000.000000000       0.000000000         5.000000000    1,000.000000000      6.000000
  A9       126690MG8        1,040,000.00    1,000.000000000       0.000000000         5.000000000    1,000.000000000      6.000000
  A10      126690MH6       30,726,666.00      919.756884785       0.000000000         4.449323930      919.756884785      5.805000
  A11      126690MJ2       11,880,979.00      919.756884513       0.000000000         4.648336114      919.756884513      6.064650
  A12      126690MK9        3,482,355.00      919.756885786       0.000000000         5.748478237      919.756885786      7.499997
  A13      126690ML7       18,001,000.00      524.830399137      93.103209266         2.624151996      431.727189871      6.000000
  A14      126690MM5       20,000,000.00      866.202813500       0.000000000         4.380640270      866.202813500      6.068750
  A15      126690MN3        9,999,900.00      866.211477115       0.000000000         4.231803987      866.211477115      5.862500
  PO       126690MP8          289,239.79      655.299016000       4.472144995         0.000000000      650.826871005      0.000000
  AR                              100.00        0.000000000       0.000000000         0.580487882        0.000000000      6.000000
-----------------------------------------------------------------------------------------------------------------------------------
  B1       126690MR4        4,040,466.00      747.543028774       9.333159821         3.737715144      738.209868953      6.000000
  B2       126690MS2        3,029,950.00      747.543027424       9.333159804          3737715137      738.209867620      6.000000
  B3       126690NW2        1,136,232.00      661.762222235       8.262176685          3.30881111      653.500045549      6.000000
-----------------------------------------------------------------------------------------------------------------------------------
Totals                    252,495,887.79      487.526499055      12.891181233         2.433879242      474.635317862
-----------------------------------------------------------------------------------------------------------------------------------

       THE                                           Distribution Date:  3/25/99
     BANK OF
       NEW
      YORK

101 BARCLAY STREET
NEW YORK, NY 10286

Attn: KELLY SHEAHAN
      212-815-2007

                                    CWMBS INC
                       MORTGAGE PASS THROUGH CERTIFICATES
                                  SERIES 1993-D

Pool Level Data

Distribution Date                                                                                                      3/25/99
Cut-off Date                                                                                                           12/1/93
Determination Date                                                                                                      3/1/99
Accrual Period                              Begin                                                                       2/1/99
                                            End                                                                         3/1/99
Number of Days in Accrual Period                                                                                            28

--------------------------------------------------------------------------------
                             Collateral Information
--------------------------------------------------------------------------------

Group 1
Cut-Off Date Balance                                                                                            252,495,888.05

Beginning Aggregate Pool Stated Principal Balance                                                               123,098,436.21
Ending Aggregate Pool Stated Principal Balance                                                                  119,843,465.96

Beginning Aggregate Certificate Stated Principal Balance                                                        123,098,436.21
Ending Aggregate Certificate Stated Principal Balance                                                           119,843,465.96

Beginning Aggregate Loan Count                                                                                             573
Loans Paid Off or Otherwise Removed Pursuant to Pooling and Servicing Agreement                                              4
Ending Aggregate Loan Count                                                                                                569

Beginning Weighted Average Loan Rate (WAC)                                                                           6.841093%
Ending Weighted Average Loan Rate (WAC)                                                                              6.842528%

Beginning Net Weighted Average Loan Rate                                                                             6.456737%
Ending Net Weighted Average Loan Rate                                                                                6.458013%

Weighted Average Maturity (WAM) (Months)                                                                                   115

Servicer Advances                                                                                                    10,784.55

Aggregate Pool Prepayment                                                                                         2,455,944.54

       THE                                           Distribution Date:  3/25/99
     BANK OF
       NEW
      YORK

101 BARCLAY STREET
NEW YORK, NY 10286

Attn: KELLY SHEAHAN
      212-815-2007

                                    CWMBS INC
                       MORTGAGE PASS THROUGH CERTIFICATES
                                  SERIES 1993-D

--------------------------------------------------------------------------------
                             Certificate Information
--------------------------------------------------------------------------------

Group 1
Senior Percentage                                                                                              95.0879426018%
Senior Prepayment Percentage                                                                                   98.5263827805%

Subordinate Percentage                                                                                          4.9120573982%
Subordinated Prepayment Percentage                                                                              1.4736172195%

Certificate Account

Beginning Balance                                                                                                       0.00

Deposit
Payments of Interest and Principal                                                                              3,949,092.45
Liquidation Proceeds                                                                                                    0.00
All Other Proceeds                                                                                                      0.00
Other Amounts                                                                                                           0.00
                                                                                                               -------------
Total Deposits                                                                                                  3,949,092.45

Withdrawals
Reimbursement of Servicer Advances                                                                                      0.00
Payment of Master Servicer Fees                                                                                    53,100.73
Payment of Sub Servicer Fees                                                                                       26,476.98
Payment of Other Fees                                                                                                   0.00
Payment of Insurance Premium(s)                                                                                         0.00
Payment of Person Mortgage Insurance                                                                                    0.00
Other Permitted Withdrawal per the Pooling and Service Agreement                                                        0.00
Payment of Principal and Interest                                                                               3,869,514.74
                                                                                                               -------------
Total Withdrawals                                                                                               3,949,092.45

Ending Balance                                                                                                          0.00

Prepayment Compensation
Total Gross Prepayment Interest Shortfall                                                                           7,522.74

       THE                                           Distribution Date:  3/25/99
     BANK OF
       NEW
      YORK

101 BARCLAY STREET
NEW YORK, NY 10286

Attn: KELLY SHEAHAN
      212-815-2007

                                    CWMBS INC
                       MORTGAGE PASS THROUGH CERTIFICATES
                                  SERIES 1993-D

Compensation for Gross PPIS from Servicing Fees                                                                     7,522.74
Other Gross PPIS Compensation                                                                                           0.00
                                                                                                                   ---------
Total Net PPIS (Non-Supported PPIS)                                                                                     0.00

Master Servicing Fees Paid                                                                                         53,100.73
Sub Servicing Fees Paid                                                                                            26,476.98
Insurance Premium(s) Paid                                                                                               0.00
Personal Mortgage Insurance Fees Paid                                                                                   0.00
Other Fees Paid                                                                                                         0.00
                                                                                                                   ---------
Total Fees                                                                                                         79,577.71

--------------------------------------------------------------------------------
                             Delinquency Information
--------------------------------------------------------------------------------

Group 1

                                               30 - 59 Days         60 - 89 Days             90+ Days                Totals
                                               ------------         ------------             --------                ------
Delinquency
Scheduled Principal Balance                      383,515.05                 0.00           332,340.66            715,855.71
Percentage of Total Pool Balance                  0.320013%            0.000000%            0.277312%             0.597326%
Number of Loans                                           2                    0                    1                     3
Percentage of Total Loans                         0.351494%            0.000000%            0.175747%             0.527241%

Foreclosure
Scheduled Principal Balance                            0.00                 0.00                 0.00                  0.00
Percentage of Total Pool Balance                  0.000000%            0.000000%            0.000000%             0.000000%
Number of Loans                                           0                    0                    0                     0
Percentage of Total Loans                         0.000000%            0.000000%            0.000000%             0.000000%

Bankruptcy
Schedule Principal Balance                             0.00                 0.00                 0.00                  0.00
Percentage of Total Pool Balance                  0.000000%            0.000000%            0.000000%             0.000000%
Number of Loans                                           0                    0                    0                     0
Percentage of Total Loans                         0.000000%            0.000000%            0.000000%             0.000000%

REO
Scheduled Principal Balance                            0.00                 0.00                 0.00            189,618.21
Percentage of Total Pool Balance                  0.000000%            0.000000%            0.000000%             0.158222%
Number of Loans                                           0                    0                    0                     1
Percentage of Total Loans                         0.000000%            0.000000%            0.000000%             0.175747%

Book Value of all REO Loans                                                                                            0.00
Percentage of Total Pool Balance                                                                                  0.000000%

Current Realized Losses                                                                                                0.00
Additional Gains (Recoveries)/Losses                                                                                   0.00
Total Realized Losses                                                                                             89,247.25

--------------------------------------------------------------------------------
                  Subordination/Credit Enhancement Information
--------------------------------------------------------------------------------

Protection                                        Original               Current
                                                  --------               -------
Bankruptcy Loss                                   5,000.00             50,000.00
Bankruptcy Percentage                            0.001980%             0.041721%
Credit/Fraud Loss                                     0.00                  0.00
Credit/Fraud Loss Percentage                     0.000000%             0.000000%
Special Hazard Loss                           4,455,213.00          1,4955677.80
Special Hazard Loss Percentage                   1.764470%             1.248026%

Credit Support                                    Original               Current
Class A                                     244,289,239.79        113,881,487.43
Class A Percentage                              96.749789%            95.025195%

Class B1                                      4,040,466.00          2,982,711.88
Class B1 Percentage                              1.600211%             2.488840%

       THE                                           Distribution Date:  3/25/99
     BANK OF
       NEW
      YORK

101 BARCLAY STREET
NEW YORK, NY 10286

Attn: KELLY SHEAHAN
      212-815-2007

                                    CWMBS INC
                       MORTGAGE PASS THROUGH CERTIFICATES
                                  SERIES 1993-D

Credit Support                                 Original               Current
                                               --------               -------
Class B2                                   3,029,950.00          2,236,738.99
Class B2 Percentage                           1.200000%             1.866384%

Class B3                                   1,136,232.00            742,527.66
Class B3 Percentage                           0.450000%             0.619581%

--------------------------------------------------------------------------------
                                Other Information
--------------------------------------------------------------------------------

Excess Master Servicing Fees (EMS) Paid                            47,800.72

              FBS MORTGAGE CORPORATION
         MORTGAGE PASS-THROUGH CERTIFICATES
             SERIES 1993-C, CLASS A-11

MARCH DISTRIBUTION REPORT
Payment Date:  3/25/99

Page 1 of 5
   03/16/99
   11:03 AM

                            FBS MORTGAGE CORPORATION
                                  SERIES 1993-C

                                               Remaining                        Total
                                Original       Interest       Interest         Interest      Scheduled      Principal     Repurchase
Class         CUSIP #            Balance       Shortfall       Losses          Payment       Principal      Prepayment     Proceeds
A-1          302412DT5       23,951,000.00    0.00000000     0.00000000       0.00000000     0.00000000     0.00000000    0.00000000
A-2          302412DU2       30,590,000.00    0.00000000     0.00000000       0.00000000     0.00000000     0.00000000    0.00000000
A-3          302412DV0           41,000.00    0.00000000     0.00000000     108.77195122     2.41707317    10.31463415    0.00000000
A-4          302412DW8        9,864,000.00    0.00000000     0.00000000       4.97494424    16.78563767    71.62873986    0.00000000
A-5          302412DX6       11,559,000.00    0.00000000     0.00000000       0.00000000     0.00000000     0.00000000    0.00000000
A-6A         302412EF4       10,228,000.00    0.00000000     0.00000000       0.00000000     0.00000000     0.00000098    0.00000000
A-6B         302412EG2       15,342,000.00    0.00000000     0.00000000       0.00000000     0.00000000     0.00000000    0.00000000
A-6C         302412EH0       17,958,000.00    0.00000000     0.00000000       0.00000000     0.00000000     0.00000000    0.00000000
A-7          302412DY4        7,178,000.00    0.00000000     0.00000000       2.14253274     0.00000000     0.00000000    0.00000000
A-8          302412DZ1       18,282,000.00    0.00000000     0.00000000       0.68506619     0.00000000     0.00000000    0.00000000
A-9          302412EA5        9,174,000.00    0.00000000     0.00000000       9.09246130     0.00000000     0.00000000    0.00000000
A-10         302412EB3        5,000,000.00    0.00000000     0.00000000       6.04166600     0.00000000     0.00000000    0.00000000
A-11         302412EC1        3,312,230.00    0.00000000     0.00000000       0.00000000     2.10452173     5.59962321    0.00000000
A-12         302412ED9            1,000.00    0.00000000     0.00000000   3,349.39000000     0.00000000     0.00000000    0.00000000
A-13         302412EE7            1,000.00    0.00000000     0.00000000   6,388.00000000     0.00000000     0.00000000    0.00000000
A-RS         302412EK3            1,000.00    0.00000000     0.00000000      18.13000000     0.00000000     0.00000000    0.00000000
A-R          302412EJ6            1,262.00    0.00000000     0.00000000       6.03803487     0.00000000     0.00000000    0.00000000

B-1         302412 EL1        4,332,883.00    0.00000000     0.00000000       5.45299977     1.16642660     4.90178941    0.00000000
B-2         302412 EM9        2,166,450.00    0.00000000     0.00000000       5.45299915     1.16642433     4.90178864    0.00000000
B-3         302412 EN7        1,733,160.00    0.00000000     0.00000000       5.45299915     1.16642433     4.90178633    0.00000000
B-4         302412 EP2        1,083,225.00    0.00000000     0.00000000       5.45300376     1.16642433     4.90178864    0.00000000
B-5         302412 EQ0          649,935.00    0.00000000     0.00000000       5.52610646     1.18207205     4.96751214    0.00000000
B-6         302412 ER8          866,580.00    0.00000000     0.00000000       4.50465047     0.96356943     4.04929724    0.00000000

               $0.00 Additional payment to Class A-RS

                                                      Total
                   Principal         Ending        Principal
Class                Losses          Balance         Payment
A-1               0.00000000       0.00000000      0.00000000
A-2               0.00000000       0.00000000      0.00000000
A-3               0.00000000     116.54195122     12.73170732
A-4               0.00000000     809.31999797     88.41437956
A-5               0.00000000       0.00000000      0.00000000
A-6A              0.00000000       0.00000000      0.00000000
A-6B              0.00000000       0.00000000      0.00000000
A-6C              0.00000000       0.00000000      0.00000000
A-7               0.00000000     343.00518250     11.62081917
A-8               0.00000000     113.39021989      0.00000000
A-9               0.00000000   1,514.05153695    (9.09246130)
A-10              0.00000000   1,000.00000000      0.00000000
A-11              0.00000000     304.03005528      7.70414494
A-12              0.00000000   1,000.00000000      0.00000000
A-13              0.00000000   1,000.00000000      0.00000000
A-RS              0.00000000   1,000.00000000      0.00000000
A-R               0.00000000   1,000.00000000      0.00000000

B-1               0.00000000     896.49723983      6.06821601
B-2               0.00000000     896.49724203      6.06821298
B-3               0.00000000     896.49724203      6.06821067
B-4               0.00000000     896.49722818      6.06821298
B-5               0.00000000     908.51754406      6.14958419
B-6               0.00000000     740.58517390      5.01286667

MARCH DISTRIBUTION REPORT
Payment Date:  3/25/99

Page 2 of 5
   03/16/99
   11:03 AM

                            FBS MORTGAGE CORPORATION
                                  SERIES 1993-C

                                                  Non-      Excess
                        Pass-      Current   Supported    Realized     Realized        Interest       Interest       Unpaid
                      Through     Interest    Interest    Interest     Interest    Distribution   Distribution     Interest
     Class               Rate          Due  Shortfalls        Loss         Loss          Amount        Payment    Shortfall
       A-1           7.25000%         0.00        0.00        0.00         0.00            0.00           0.00         0.00
       A-2           6.10000%         0.00        0.00        0.00         0.00            0.00           0.00         0.00
       A-3        1009.60000%     4,459.65        0.00        0.00         0.00        4,459.65       4,459.65         0.00
       A-4           6.65000%    49,072.85        0.00        0.00         0.00       49,072.85      49,072.85         0.00
       A-5           7.25000%         0.00        0.00        0.00         0.00            0.00           0.00         0.00
       A-6A          7.00000%         0.00        0.00        0.00         0.00            0.00           0.00         0.00
       A-6B          7.91000%         0.00        0.00        0.00         0.00            0.00           0.00         0.00
       A-6C          6.82850%         0.00        0.00        0.00         0.00            0.00           0.00         0.00
       A-7           7.25000%    15,379.10        0.00        0.00         0.00       15,379.10      15,379.10         0.00
       A-8           7.25000%    12,524.38        0.00        0.00         0.00       12,524.38      12,524.38         0.00
       A-9           7.25000%    83,414.24        0.00        0.00         0.00       83,414.24      83,414.24         0.00
       A-10          7.25000%    30,208.33        0.00        0.00         0.00       30,208.33      30,208.33         0.00
       A-11                PO          ---         ---         ---          ---             ---            ---          ---
       A-12          0.09353%     3,349.39        0.00        0.00         0.00        3,349.39       3,349.39         0.00
       A-13          0.17839%     6,388.00        0.00        0.00         0.00        6,388.00       6,388.00         0.00
       A-RS          7.25000%        18.13        0.00        0.00         0.00           18.13          18.13         0.00
       A-R           7.25000%         7.62        0.00        0.00         0.00            7.62           7.62         0.00

       Senior                   204,821.69        0.00        0.00         0.00      204,821.69     204,821.69         0.00

       B-1           7.25000%    23,627.21        0.00        0.00         0.00       23,627.21      23,627.21         0.00
       B-2           7.25000%    11,813.65        0.00        0.00         0.00       11,813.65      11,813.65         0.00
       B-3           7.25000%     9,450.92        0.00        0.00         0.00        9,450.92       9,450.92         0.00
       B-4           7.25000%     5,906.83        0.00        0.00         0.00        5,906.83       5,906.83         0.00
       B-5           7.25000%     3,591.61        0.00        0.00         0.00        3,591.61       3,591.61         0.00
       B-6           7.25000%     3,903.64        0.00        0.00         0.00        3,903.64       3,903.64         0.00

Subordinated                     58,293.86        0.00        0.00         0.00       58,293.86      58,293.86         0.00

       Series                   263,115.55        0.00        0.00         0.00      263,115.55     263,115.55         0.00

                     Unpaid     Remaining
                   Interest        Unpaid           Total
                  Shortfall      Interest        Interest
     Class          Payment     Shortfall         Payment
       A-1             0.00          0.00            0.00
       A-2             0.00          0.00            0.00
       A-3             0.00          0.00        4,459.65
       A-4             0.00          0.00       49,072.85
       A-5             0.00          0.00            0.00
       A-6A            0.00          0.00            0.00
       A-6B            0.00          0.00            0.00
       A-6C            0.00          0.00            0.00
       A-7             0.00          0.00       15,379.10
       A-8             0.00          0.00       12,524.38
       A-9             0.00          0.00       83,414.24
       A-10            0.00          0.00       30,208.33
       A-11             ---           ---             ---
       A-12            0.00          0.00        3,349.39
       A-13            0.00          0.00        6,388.00
       A-RS            0.00          0.00           18.13
       A-R             0.00          0.00            7.62

       Senior          0.00          0.00      204,821.69

       B-1             0.00          0.00       23,627.21
       B-2             0.00          0.00       11,813.65
       B-3             0.00          0.00        9,450.92
       B-4             0.00          0.00        5,906.83
       B-5             0.00          0.00        3,591.61
       B-6             0.00          0.00        3,903.64

Subordinated           0.00          0.00       58,293.86

      Series           0.00          0.00      263,115.55

MARCH DISTRIBUTION REPORT
Payment Date:  3/25/99

Page 3 of 5
   03/16/99
   11:03 AM

                            FBS MORTGAGE CORPORATION
                                  SERIES 1993-C

                                                                                                                   Excess
                                                                                                    Realized     Realized
                    Beginning    Scheduled     Principal     Principal    Principal    Accretion   Principal    Principal  Principal
    Class             Balance    Principal    Prepayment    Repurchase   Adjustment   Allocation        Loss         Loss  Shortfall
      A-1                0.00         0.00          0.00          0.00         0.00          ---        0.00         0.00        ---
      A-2                0.00         0.00          0.00          0.00         0.00          ---        0.00         0.00        ---
      A-3            5,300.22        99.10        422.90          0.00         0.00          ---        0.00         0.00        ---
      A-4        8,855.251.90   165,573.53    706,545.89          0.00         0.02          ---        0.00         0.00        ---
      A-5                0.00         0.00          0.00          0.00         0.00          ---        0.00         0.00        ---
      A-6A               0.00         0.00          0.01          0.00        (0.01)         ---        0.00         0.00        ---
      A-6B               0.00         0.00          0.00          0.00         0.00          ---        0.00         0.00        ---
      A-6C               0.00         0.00          0.00          0.00         0.00          ---        0.00         0.00        ---
      A-7        2,545,505.44         0.00          0.00          0.00         0.00    83,414.24        0.00         0.00        ---
      A-8        2,073,000.00         0.00          0.00          0.00         0.00         0.00        0.00         0.00        ---
      A-9       13,806,494.56         0.00          0.00          0.00         0.00   (83,414.24)       0.00         0.00        ---
      A-10       5,000,000.00         0.00          0.00          0.00         0.00          ---        0.00         0.00        ---
      A-11       1,032,535.37     6,970.66     18,547.24          0.00         0.00          ---        0.00         0.00        ---
      A-12           1,000.00         0.00          0.00          0.00         0.00          ---        0.00         0.00        ---
      A-13           1,000.00         0.00          0.00          0.00         0.00          ---        0.00         0.00        ---
      A-RS           1,000.00         0.00          0.00          0.00         0.00          ---        0.00         0.00        ---
      A-R            1,262.00         0.00          0.00          0.00         0.00          ---        0.00         0.00        ---

      Senior    33,322,349.49   172,643.29    725,516.04          0.00         0.01         0.00        0.00         0.00        ---

      B-1        3,910,710.52     5,053.99     21,238.88          0.00         0.00          ---        0.00         0.00        ---
      B-2        1,955,362.93     2,527.00     10,619.48          0.00         0.00          ---        0.00         0.00        ---
      B-3        1,564,290.34     2,021.60      8,495.58          0.00         0.00          ---        0.00         0.00        ---
      B-4          977,681.45     1,263.50      5,309.74          0.00         0.00          ---        0.00         0.00        ---
      B-5          594,474.18       768.27      3,228.56          0.00         0.00          ---        0.00         0.00        ---
      B-6          646,120.35       835.01      3,509.04          0.00         0.00          ---        0.00         0.00        ---

Subordinated     9,648,639.77    12,469.37     52,401.28          0.00         0.00         0.00        0.00         0.00        ---

     Series     42,970,989.26   185,112.66    777,917.32          0.00         0.01         0.00        0.00         0.00        ---

                         Total                          Total
                     Principal           Ending     Principal
    Class            Reduction          Balance       Payment
      A-1                 0.00             0.00          0.00
      A-2                 0.00             0.00          0.00
      A-3               522.00         4,778.22        522.00
      A-4           872,119.44     7,983,132.46    872,119.44
      A-5                 0.00             0.00          0.00
      A-6A                0.00             0.00          0.00
      A-6B                0.00             0.00          0.00
      A-6C                0.00             0.00          0.00
      A-7            83,414.24     2,462,091.20     83,414.24
      A-8                 0.00     2,073,000.00          0.00
      A-9          (83,414.24)    13,889,908.80   (83,414.24)
      A-10                0.00     5,000,000.00          0.00
      A-11           25,517.90     1,007,017.47     25,517.90
      A-12                0.00         1,000.00          0.00
      A-13                0.00         1,000.00          0.00
      A-RS                0.00         1,000.00          0.00
      A-R                 0.00         1,262.00          0.00

      Senior        898,159.34    32,424,190.15    898,159.34

      B-1            26,292.87     3,884,417.65     26,292.87
      B-2            13,146.48     1,942,216.45     13,146.48
      B-3            10,517.18     1,553,773.16     10,517.18
      B-4             6,573.24       971,108.21      6,573.24
      B-5             3,996.83       590,477.35      3,996.83
      B-6             4,344.05       641,776.30      4,344.05

Subordinated         64,870.65     9,583,769.12     64,870.65

      Series        963,029.99    42,007,959.27    963,029.99

MARCH DISTRIBUTION REPORT
Payment Date:  3/25/99

Page 4 of 5
   03/16/99
   11:03 AM

                            FBS MORTGAGE CORPORATION
                                  SERIES 1993-C

AVAILABLE DISTRIBUTION AMOUNT                                          PRINCIPAL REDUCTION
                Net Interest Received      263,115.55                          Beginning Balance    42,970,989.26
         Scheduled Principal Received      185,112.66                             Ending Balance    42,007,959.27
                Principal Prepayments      777,917.32                            Total Reduction       963,029.99
                 Principal Repurchase            0.00
                Principal Adjustments            0.01                  ADMINISTRATIVE FEES
               Realized Loss Recovery            0.00                           Master Servicing         4,476.14
                                Total    1,226,145.54                              Sub-Servicing         8,952.28
                                                                                           Other           966.84
CASH NOT RECEIVED
                Interest Not Advanced            0.00
                        Interest Loss            0.00                                                    Quantity            Balance
     Scheduled Principal Not Advanced            0.00                  DELINQUENCIES
                       Principal Loss            0.00                                   30+ Days                4         777,106.95
                                                                                        60+ Days                0               0.00
MONTHLY PAYMENTS ADVANCED                         N/A                                   90+ Days                0               0.00
                                                                                     Foreclosure                0               0.00
EXCESS INTEREST DATA                                                                         RED                0               0.00
         Weighted Average Excess ANMR       0.214928%                        Total Delinquencies                4         777,106.95
Beginning Balance of Premium Loans      18,700,564.02

CERTIFICATE RATIOS         --- Current Payment ---         --- Next Payment ---
                                         Priority                      Priority
                     Percentage        Percentage   Percentage       Percentage
              Senior     77.5462%        93.2639%        77.1858%      93.1557%
        Subordinated     22.4538%         6.7361%        22.8142%       6.8443%

        Next payment factors are estimates only!!

MARCH DISTRIBUTION REPORT
Payment Date:  3/25/99

Page 5 of 5
   03/16/99
   11:03 AM

CREDIT ENHANCEMENT REDUCTIONS

                     Credit         Prior       Current       Current      Remaining
                Enhancement        Amount        Amount     Supported         Amount
                       Type     Available     Available        Claims      Available
                       Pool           ---           ---          0.00            ---
             Special Hazard    553,787.00    553,787.00          0.00     553,787.00
                      Fraud          0.00          0.00          0.00           0.00
        Deficient Valuation           ---           ---          0.00            ---
     Debt-Service Reduction           ---           ---          0.00            ---
       Aggregate Bankruptcy    100,000.00    100,000.00          0.00     100,000.00

CUMULATIVE LOSSES
                                      Prior
                                Accumulated        Current       Current      Accumulated
                                       Loss       Recovery          Loss             Loss
                     Credit      209,761.64           0.00          0.00       209,761.64
             Special Hazard            0.00           0.00          0.00             0.00
                      Fraud            0.00           0.00          0.00             0.00
        Deficient Valuation            0.00           0.00          0.00             0.00
     Debt-Service Reduction            0.00           0.00          0.00             0.00



REALIZED LOSS DETAIL
                               ------------------Supported Loss----------------------
                                                Discount   Non-Discount
                                  Interest     Principal      Principal        Total
                      Credit          0.00          0.00           0.00         0.00
              Special Hazard          0.00          0.00           0.00         0.00
                       Fraud          0.00          0.00           0.00         0.00
         Deficient Valuation          0.00          0.00           0.00         0.00
      Debt-Service Reduction          0.00          0.00           0.00         0.00


                                -----------------Excess Loss-------------------
                                              Discount   Non-Discount
                                Interest     Principal      Principal      Total
                      Credit         ---           ---            ---       0.00
              Special Hazard        0.00          0.00           0.00       0.00
                       Fraud        0.00          0.00           0.00       0.00
         Deficient Valuation        0.00          0.00           0.00       0.00
      Debt-Service Reduction        0.00          0.00           0.00       0.00

NON-SUPPORTED INTEREST SHORTFALL

       Mortgagor Prepayment
         Interest Shortfall      2,955.60
       Master Servicing Fee      4,476.14

                             -------------
              Non-supported
         Interest Shortfall          0.00

            GE CAPITAL MORTGAGE SERVICES, INC.
   REMIC MULTI-CLASS MORTGAGE PASS-THROUGH CERTIFICATES
                SERIES 1996-17, CLASS 2-PO

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                   March, 1999
          Series 1996-17A, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A. Mortgage Loan Information:

 1.  Aggregate scheduled Monthly Payments:
     (a)  Principal                                       $           48,869.37
                                                             -------------------
     (b)  Interest                                        $          375,385.50
                                                             -------------------
     (c)  Total                                           $          424,254.87
                                                             -------------------

 2.  Aggregate scheduled Monthly Payments received this month:
     (a)  Principal                                       $           44,306.42
                                                             -------------------
     (b)  Interest                                        $          334,804.14
                                                             -------------------
     (c)  Total                                           $          379,110.56
                                                             -------------------

 3.  Aggregate Monthly Advances this month:
     (a)  Principal                                       $            4,562.95
                                                             -------------------
     (b)  Interest                                        $           40,581.36
                                                             -------------------
     (c)  Total                                           $           45,144.31
                                                             -------------------

 4.  Aggregate Principal Prepayments in part received in the applicable
     Prepayment Period:
     (a)  Principal                                       $           42,267.67
                                                             -------------------

 5.  Aggregate Principal Prepayments in full received in the applicable
     Prepayment Period:
     (a)  Principal                                       $        4,389,537.40
                                                             -------------------
     (b)  Interest                                        $           29,620.15
                                                             -------------------
     (c)  Total                                           $        4,419,157.55
                                                             -------------------

 6.  Aggregate Insurance Proceeds received:
     (a)  Principal                                       $                0.00
                                                             -------------------
     (b)  Interest                                        $                0.00
                                                             -------------------
     (c)  Total                                           $                0.00
                                                             -------------------

 7.  Aggregate Liquidation Proceeds received:
     (a)  Principal                                       $                0.00
                                                             -------------------
     (b)  Interest                                        $                0.00
                                                             -------------------
     (c)  Total                                           $                0.00
                                                             -------------------

 8.  Aggregate Deficient Valuations with respect to the
     Mortgage Loans during the prior month:               $                0.00
                                                             -------------------

 9.  Aggregate Debt Service Reductions with respect to
     the Mortgage Loans during the prior month:           $                0.00
                                                             -------------------

 10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
     (a)  Principal                                       $                0.00
                                                             -------------------
     (b)  Interest                                        $                0.00
                                                             -------------------
     (c)  Total                                           $                0.00
                                                             -------------------

 11. Aggregate Purchase Prices for Defective Mortgage Loans:
     (a)  Principal                                       $                0.00
                                                             -------------------
     (b)  Interest                                        $                0.00
                                                             -------------------
     (c)  Total                                           $                0.00
                                                             -------------------

12.  Pool Scheduled Principal Balance:                    $       53,722,999.28
                                                             -------------------

13.  Available Funds:                                     $        4,874,734.21
                                                             -------------------

14.  Realized Losses for prior month:                     $                0.00
                                                             -------------------

15.  Aggregate Realized
     Losses                   (a) Aggregate Realized
                                  Losses:                 $           19,046.16
                                                             -------------------
                              (b) Deficient Valuations:   $                0.00
                                                             -------------------
                              (c) Debt Service
                                  Reductions:             $                0.00
                                                             -------------------
                              (d) Bankruptcy Losses:      $                0.00
                                                             -------------------
                              (e) Special Hazard Losses:  $                0.00
                                                             -------------------
                              (f) Fraud Losses:           $                0.00
                                                             -------------------
                              (g) Excess Bankruptcy
                                  Losses:                 $                0.00
                                                             -------------------
                              (h) Excess Special Hazard
                                  Losses:                 $                0.00
                                                             -------------------
                              (i) Excess Fraud Losses:    $                0.00
                                                             -------------------

16.   Non-Credit Losses:                                  $                0.00
                                                             -------------------

17.   Compensating Interest Payment:                      $            3,589.13
                                                             -------------------

18.   Total interest payments:                            $          394,059.78
                                                             -------------------

19. Interest

             Accrued       Unpaid Class
           Certificate       Interest          Interest
 Class      Interest        Shortfalls          Payable          Pay-out Rate
R         $       0.00      $     0.00       $       0.00     %   0.000000000
1A1       $       0.00      $     0.00       $       0.00     %   0.000000000
1A2       $       0.00      $     0.00       $       0.00     %   0.000000000
1A3       $       0.00      $     0.00       $       0.00     %   0.000000000
1A4       $       0.00      $     0.00       $       0.00     %   0.000000000
1A5       $       0.00      $     0.00       $       0.00     %   0.000000000
1A6       $  60,706.87      $     0.00       $  60,706.87     %   7.749999431
1A7       $ 116,250.00      $     0.00       $ 116,250.00     %   7.750000000
1A8       $  67,973.96      $     0.00       $  67,973.96     %   7.750000190
1A9       $  64,583.33      $     0.00       $  64,583.33     %   7.749999600
1S        $  18,161.06      $     0.00       $  18,161.06     %   0.374431210
RL        $       0.00      $     0.00       $       0.00     %   0.000000000
1M        $  19,002.20      $     0.00       $  19,002.20     %   7.749998628
1B1       $  19,002.20      $     0.00       $  19,002.20     %   7.749998628
1B2       $  13,935.37      $     0.00       $  13,935.37     %   7.749999532
1B3       $   5,699.40      $     0.00       $   5,699.40     %   7.750005198
1B4       $   3,795.38      $     0.00       $   3,795.38     %   7.749999630
1B5       $   4,950.01      $     0.00       $   4,950.01     %   7.750006080

20.   Principal Distribution Amount:                        $      4,480,674.43
                                                              ------------------

21.  Principal Distribution Amount per Certificate:

                            Principal
                           Distribution              Accrual Amount
     Class R             $            0.00         $             0.00
     Class 1A1           $            0.00         $             0.00
     Class 1A2           $            0.00         $             0.00
     Class 1A3           $            0.00         $             0.00
     Class 1A4           $            0.00         $             0.00
     Class 1A5           $            0.00         $             0.00
     Class 1A6           $    4,472,044.00         $             0.00
     Class 1A7           $            0.00         $             0.00
     Class 1A8           $            0.00         $             0.00
     Class 1A9           $            0.00         $             0.00
     Class 1S            $            0.00         $             0.00
     Class RL            $            0.00         $             0.00
     Class 1M            $        2,470.41         $             0.00
     Class 1B1           $        2,470.41         $             0.00
     Class 1B2           $        1,811.69         $             0.00
     Class 1B3           $          740.96         $             0.00
     Class 1B4           $          493.43         $             0.00
     Class 1B5           $          643.53         $             0.00

22. Additional distributions to the Class R Certificate
     pursuant to the Agreement:                                 $          0.00
                                                                  --------------

23. Additional distributions to the Class RL Certificate
     pursuant to the Agreement:                                 $          0.00
                                                                  --------------

24.  Subordinate Certificate Writedown Amount:                  $          0.00
                                                                  --------------

                                                    Accumulative
          Class        Supported Shortfall       Supported Shortfall
           1B1        $               0.00      $               0.00
           1B2        $               0.00      $               0.00
           1B3        $               0.00      $               0.00
           1B4        $               0.00      $               0.00
           1B5        $               0.00      $               0.00


25.  Unanticipated Recoveries:                                  $          0.00
                                                                  --------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

          Class             Certificate
                          Interest Rates
      Class  1A3        %      0.00000000
      Class  1A4        %      0.00000000

B. Other Amounts for such Distribution Date:

1.   Prepayment
     Distribution                 Yes     No
                                  ---    ----
     Triggers satisfied:
      Class-1B1                    X
      Class-1B2                    X
      Class-1B3                    X
      Class-1B4                    X
      Class-1B5                    X

 2.   Base Servicing Fee amount:           $              12,760.72
                                                 -------------------

 3.   Supplemental Servicing Fee
      amount:                              $                    N/A
                                                 -------------------

 4.   Credit Losses for prior month:       $                   0.00
                                                 -------------------

                                           Category A  Category B  Category C
 5.  Senior Percentage:     %   82.339775         N/A         N/A         N/A
                              -----------  ----------  ----------  ----------

 6.  Group I Senior
     Percentage:            %   47.075678         N/A         N/A         N/A
                              -----------  ----------  ----------  ----------

 7.  Group II Senior
     Percentage:            %   35.264097         N/A         N/A         N/A
                              -----------  ----------  ----------  ----------

 8.  Senior Prepayment
     Percentage:            %  100.000000         N/A         N/A         N/A
                              -----------  ----------  ----------  ----------

 9.  Group I Senior
     Prepayment Percentage: %  100.000000         N/A         N/A         N/A
                              -----------  ----------  ----------  ----------

 10. Group II Senior
     Prepayment Percentage: %    0.000000         N/A         N/A         N/A
                              -----------  ----------  ----------  ----------

 11. Junior Percentage:     %   17.660225
                              -----------

 12. Junior Prepayment
     Percentage:            %    0.000000
                              -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                              GE CAPITAL MORTGAGE SERVICES, INC.

                              By:  Tim Neer
                                   -----------
                                   Tim Neer
                                   Vice President
                                   Investor Operations

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                   March, 1999
          Series 1996-17A, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

    Weighted average coupon         %           8.375057
                                       ------------------
    Weighted average maturity                     331.66
                                       ------------------

A.    Amount of distribution allocable to principal and interest:
      The amounts below are for a Single Certificate of $1,000:
    1.

                                     Principal
                                    Prepayments      Interest
                 Principal Per          Per             Per
     Class        Certificate       Certificate     Certificate     Payout Rate
    R        $     0.00000000   $     0.00000000  $  0.00000000  %    0.00000000
    1A1      $     0.00000000   $     0.00000000  $  0.00000000  %    0.00000000
    1A2      $     0.00000000   $     0.00000000  $  0.00000000  %    0.00000000
    1A3      $     0.00000000   $     0.00000000  $  0.00000000  %    0.00000000
    1A4      $     0.00000000   $     0.00000000  $  0.00000000  %    0.00000000
    1A5      $     0.00000000   $     0.00000000  $  0.00000000  %    0.00000000
    1A6      $   272.68560976   $   270.23201646  $  3.70163841  %    7.74999943
    1A7      $     0.00000000   $     0.00000000  $  6.45833333  %    7.75000000
    1A8      $     0.00000000   $     0.00000000  $  6.45833349  %    7.75000019
    1A9      $     0.00000000   $     0.00000000  $  6.45833300  %    7.74999960
    1S       $     0.00000000   $     0.00000000  $  0.09069188  %    0.37443121
    RL       $     0.00000000   $     0.00000000  $  0.00000000  %    0.00000000
    1M       $     0.82237350   $     0.00000000  $  6.32563249  %    7.74999863
    1B1      $     0.82237350   $     0.00000000  $  6.32563249  %    7.74999863
    1B2      $     0.82237404   $     0.00000000  $  6.32563323  %    7.74999953
    1B3      $     0.82237514   $     0.00000000  $  6.32563818  %    7.75000520
    1B4      $     0.82238333   $     0.00000000  $  6.32563333  %    7.74999963
    1B5      $     0.80247768   $     0.00000000  $  6.17262990  %    7.75000608

    2.    Unanticipated Recoveries:    $                0.00
                                            -----------------

B.  Accrual Amount
    1.

                 Accrual Amount
      Class
    N/A        $              N/A

    2.   The amount of servicing compensation
         received by the Company during the month
         preceding the month of distribution:          $           12,760.72
                                                           ------------------

C.  The amounts below are for the aggregate of all Certificates:

    1.   The Pool Scheduled Principal Balance:         $       53,722,999.28
                                                           ------------------

    2.   The aggregate number of Mortgage Loans
         included in the Pool Scheduled Principal
         Balance set forth above:                                        198
                                                           ------------------

    3.

                                     Ending
              Beginning         Aggregate Class        Ending
           Aggregate Class        Certificate          Single
             Certificate           Principal         Certificate
 Class    Principal Balance         Balance            Balance         Cusip
R        $              0.00  $             0.00  $         0.00     36157TU25
1A1      $              0.00  $             0.00  $         0.00     36157TS69
1A2      $              0.00  $             0.00  $         0.00     36157TS77
1A3      $              0.00  $             0.00  $         0.00     36157TS85
1A4      $              0.00  $             0.00  $         0.00     36157TS93
1A5      $              0.00  $             0.00  $         0.00     36157TT27
1A6      $      9,399,774.11  $     4,927,730.11  $       300.47     36157TT35
1A7      $     18,000,000.00  $    18,000,000.00  $     1,000.00     36157TT43
1A8      $     10,525,000.00  $    10,525,000.00  $     1,000.00     36157TT50
1A9      $     10,000,000.00  $    10,000,000.00  $     1,000.00     36157TT68
1S       $     58,203,673.72  $    53,722,999.28  $       268.28     GEC96171S
RL       $              0.00  $             0.00  $         0.00     36157TV32
1M       $      2,942,276.65  $     2,939,806.23  $       978.63     36157TT76
1B1      $      2,942,276.65  $     2,939,806.23  $       978.63     36157TT84
1B2      $      2,157,734.84  $     2,155,923.15  $       978.63     36157TT92
1B3      $        882,487.15  $       881,746.19  $       978.63     36157TX22
1B4      $        587,671.77  $       587,178.35  $       978.63     36157TX30
1B5      $        766,452.56  $       765,809.02  $       954.96     36157TX48

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

     1. 30-59 days
        Number               4     Principal Balance  $           959,885.35
                             ------                       -------------------
     2. 60-89 days
        Number               0     Principal Balance  $                 0.00
                             ------                       -------------------
     3. 90 days or more
        Number               0     Principal Balance  $                 0.00
                             ------                       -------------------
     4. In Foreclosure
        Number               1     Principal Balance  $           245,859.42
                             ------                       -------------------
     5. Real Estate Owned
        Number               0     Principal Balance  $                 0.00
                             ------                       -------------------

     6. The Scheduled Principal Balance of any
        Mortgage Loan replaced pursuant to the
        Pooling And Servicing Agreement:              $                 0.00
                                                          -------------------

     7. The Certificate Interest Rate applicable to the Interest
        Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                           Certificate
          Class          Interest Rates
           1A3         %      0.00000000
           1A4         %      0.00000000

E.  Other Information:

    1.  Special Hazard Loss Amount:                     $         2,002,501.00
                                                          ---------------------

    2.  Bankruptcy Loss Amount:                         $           100,000.00
                                                          ---------------------

    3.  Fraud Loss Amount:                              $         4,005,003.00
                                                          ---------------------

    4.  Certificate Interest Rate of the Class S
        Certificate:                                    %           0.37443121
                                                          ---------------------

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                   March, 1999
          Series 1996-17B, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.    Mortgage Loan Information:

      1.    Aggregate scheduled Monthly Payments:
            (a)  Principal                                        $   166,260.44
                                                                  --------------
            (b)  Interest                                         $   243,504.80
                                                                  --------------
            (c)  Total                                            $   409,765.24
                                                                  --------------

      2.    Aggregate scheduled Monthly Payments received
            this month:
           (a) Principal                                          $   119,737.37
                                                                  --------------
           (b)  Interest                                          $   173,574.84
                                                                  --------------
           (c)  Total                                             $   293,312.21
                                                                  --------------

      3.    Aggregate Monthly Advances this month:
            (a)  Principal                                        $    46,523.07
                                                                  --------------
            (b)  Interest                                         $    69,929.96
                                                                  --------------
            (c)  Total                                            $   116,453.03
                                                                  --------------

      4.    Aggregate Principal Prepayments in part received
            in the applicable Prepayment Period:
            (a)  Principal                                        $    20,471.74
                                                                  --------------

      5.    Aggregate Principal Prepayments in full received
            in the applicable Prepayment Period:
            (a)  Principal                                        $ 1,060,869.87
                                                                  --------------
            (b)  Interest                                         $     5,002.98
                                                                  --------------
            (c)  Total                                            $ 1,065,872.85
                                                                  --------------

      6.    Aggregate Insurance Proceeds received:
            (a)  Principal                                        $         0.00
                                                                  --------------
            (b)  Interest                                         $         0.00
                                                                  --------------
            (c)  Total                                            $         0.00
                                                                  --------------

      7.    Aggregate Liquidation Proceeds received:
            (a)  Principal                                        $         0.00
                                                                  --------------
            (b)  Interest                                         $         0.00
                                                                  --------------
            (c)  Total                                            $         0.00
                                                                  --------------

      8.    Aggregate Deficient Valuations with respect to
            the Mortgage Loans during the prior month:            $         0.00
                                                                  --------------

      9.    Aggregate Debt Service Reductions with respect
            to the Mortgage Loans during the prior month:         $         0.00
                                                                  --------------

      10.   Aggregate Purchase Prices for Defaulted Mortgage
            Loans:
            (a)  Principal                                        $         0.00
                                                                  --------------
            (b)  Interest                                         $         0.00
                                                                  --------------
            (c)  Total                                            $         0.00
                                                                  --------------

      11.   Aggregate Purchase Prices for Defective Mortgage
            Loans:
            (a)  Principal                                        $         0.00
                                                                  --------------
            (b)  Interest                                         $         0.00
                                                                  --------------
            (c)  Total                                            $         0.00
                                                                  --------------

      12.   Pool Scheduled Principal Balance:                     $36,606,845.26
                                                                  --------------

      13.   Available Funds:                                      $ 1,489,690.72
                                                                  --------------

      14.   Realized Losses for prior month:                      $         0.00
                                                                  --------------

      15.   Aggregate Realized
            Losses             (a) Aggregate Realized Losses:     $         0.00
                                                                  --------------
                               (b) Deficient Valuations:          $         0.00
                                                                  --------------
                               (c) Debt Service
                                   Reductions:                    $         0.00
                                                                  --------------
                               (d) Bankruptcy Losses:             $         0.00
                                                                  --------------
                               (e) Special Hazard Losses:         $         0.00
                                                                  --------------
                               (f) Fraud Losses:                  $         0.00
                                                                  --------------
                               (g) Excess Bankruptcy Losses:      $         0.00
                                                                  --------------
                               (h) Excess Special Hazard
                                   Losses:                        $         0.00
                                                                  --------------
                               (i) Excess Fraud Losses:           $         0.00
                                                                  --------------

      16.   Non-Credit Losses:                                    $         0.00
                                                                  --------------

      17.   Compensating Interest Payment:                        $     1,284.13
                                                                  --------------

      18.   Total interest payments:                              $   242,088.66
                                                                  --------------

      19.   Interest

                                 Unpaid Class
          Accrued Certificate      Interest         Interest
 Class         Interest           Shortfalls         Payable      Pay-out Rate
2PO       $              0.00    $       0.00     $       0.00  %   0.000000000
2A1       $              0.00    $       0.00     $       0.00  %   0.000000000
2A2       $         13,386.95    $       0.00     $  13,386.95  %   7.249998477
2A3       $         18,211.43    $       0.00     $  18,211.43  %   7.249999147
2A4       $        133,242.92    $       0.00     $ 133,242.92  %   7.250000181
2A5       $         41,497.31    $       0.00     $  41,497.31  %   7.250000080
2S        $         14,242.23    $       0.00     $  14,242.23  %   0.502325996
2M        $          8,602.76    $       0.00     $   8,602.76  %   7.249996148
2B1       $          4,301.38    $       0.00     $   4,301.38  %   7.249996250
2B2       $          3,441.11    $       0.00     $   3,441.11  %   7.250008840
2B3       $          1,720.55    $       0.00     $   1,720.55  %   7.249987771
2B4       $            860.28    $       0.00     $     860.28  %   7.250030164
2B5       $          2,581.74    $       0.00     $   2,581.74  %   7.250012602

      20.   Principal Distribution Amount:                   $ 1,247,602.06
                                                             --------------

      21.   Principal Distribution Amount per Certificate:

                      Principal Distribution             Accrual Amount
     Class 2PO        $            17,410.68            $          0.00
     Class 2A1        $                 0.00            $          0.00
     Class 2A2        $           501,772.54            $          0.00
     Class 2A3        $           682,604.68            $          0.00
     Class 2A4        $                 0.00            $          0.00
     Class 2A5        $            30,174.75            $          0.00
     Class 2S         $                 0.00            $          0.00
     Class 2M         $             6,255.50            $          0.00
     Class 2B1        $             3,127.75            $          0.00
     Class 2B2        $             2,502.20            $          0.00
     Class 2B3        $             1,251.10            $          0.00
     Class 2B4        $               625.55            $          0.00
     Class 2B5        $             1,877.31            $          0.00

      22.   Additional distributions to the Class R Certificate
            pursuant to the Agreement:                            $         0.00
                                                                  --------------

      23.   Additional distributions to the Class RL Certificate
            pursuant to the Agreement:                            $         0.00
                                                                  --------------

      24.   Subordinate Certificate Writedown Amount:             $         0.00
                                                                  --------------

                                               Accumulative
              Class  Supported Shortfall    Supported Shortfall
               2B1   $              0.00    $               0.00
               2B2   $              0.00    $               0.00
               2B3   $              0.00    $               0.00
               2B4   $              0.00    $               0.00
               2B5   $              0.00    $               0.00

      25.   Unanticipated Recoveries:                             $         0.00
                                                                  --------------

B.    Other Amounts for such Distribution Date:

      1.    Prepayment Distribution
            Triggers satisfied:         Yes     No
                                        ---     --
            Class-2B1                    X
            Class-2B2                    X
            Class-2B3                    X
            Class-2B4                    X
            Class-2B5                    X

      2.    Base Servicing Fee amount:          $     7,782.79
                                                --------------

      3.    Supplemental Servicing Fee amount:  $          N/A
                                                --------------

      4.    Credit Losses for prior month:      $         0.00
                                                --------------

                                                     Category A     Category B     Category C
      5.    Senior Percentage:     %     90.560389           N/A            N/A            N/A
                                      -------------  ------------   ------------   ------------

      6.    Group I Senior
            Percentage:            %     72.347547           N/A            N/A            N/A
                                      -------------  ------------   ------------   ------------

      7.    Group II Senior
            Percentage:            %     18.212842           N/A            N/A            N/A
                                      -------------  ------------   ------------   ------------

      8.    Senior Prepayment
            Percentage:            %    100.000000           N/A            N/A            N/A
                                      -------------  ------------   ------------   ------------

      9.    Group I Senior
            Prepayment Percentage: %    100.000000           N/A            N/A            N/A
                                      -------------  ------------   ------------   ------------

      10.   Group II Senior
            Prepayment Percentage: %      0.000000           N/A            N/A            N/A
                                      -------------  ------------   ------------   ------------

      11.   Junior Percentage:     %      9.439611
                                      -------------

      12.   Junior Prepayment
            Percentage:            %       0.000000
                                      -------------

      Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                    GE CAPITAL MORTGAGE SERVICES, INC.

                                    By: Tim Neer
                                        ---------------------
                                          Tim Neer
                                          Vice President
                                          Investor Operations

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                   March, 1999
          Series 1996-17B, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

      Weighted average coupon         %          7.933607
                                       ------------------
      Weighted average maturity                    148.91
                                       ------------------

A.    Amount of distribution allocable to principal and interest:
            The amounts below are for a Single Certificate of $1,000:

      1.

                                   Principal
               Principal Per      Prepayments    Interest Per
       Class    Certificate     Per Certificate  Certificate       Payout Rate
      2PO      $ 91.92011024    $   88.84737423  $  0.00000000  %    0.00000000
      2A1      $  0.00000000    $    0.00000000  $  0.00000000  %    0.00000000
      2A2      $ 16.84196086    $   14.76139832  $  0.44933206  %    7.24999848
      2A3      $ 23.83978905    $   20.89475326  $  0.63602941  %    7.24999915
      2A4      $  0.00000000    $    0.00000000  $  6.04166682  %    7.25000018
      2A5      $  4.00993355    $    3.51456877  $  5.51459269  %    7.25000008
      2S       $  0.00000000    $    0.00000000  $  0.14545221  %    0.50232600
      2M       $  4.00993590    $    0.00000000  $  5.51458974  %    7.24999615
      2B1      $  4.00993590    $    0.00000000  $  5.51458974  %    7.24999625
      2B2      $  4.00993590    $    0.00000000  $  5.51459936  %    7.25000884
      2B3      $  4.00993590    $    0.00000000  $  5.51458333  %    7.24998777
      2B4      $  4.00993590    $    0.00000000  $  5.51461538  %    7.25003016
      2B5      $  4.00993796    $    0.00000000  $  5.51460187  %    7.25001260

      2.    Unanticipated Recoveries:     $         0.00
                                          --------------

B.    Accrual Amount

      1.

                    Accrual Amount
        Class
      N/A           $          N/A

      2.    The amount of servicing compensation received by
            the Company during the month preceding the month
            of distribution:                                      $     7,782.79
                                                                  --------------

C. The amounts below are for the aggregate of all Certificates:

      1.    The Pool Scheduled Principal Balance:                 $36,606,845.26
                                                                  --------------

      2.    The aggregate number of Mortgage Loans included
            in the Pool Scheduled Principal Balance set
            forth above:                                                     137
                                                                  --------------

      3.

                                        Ending
                Beginning          Aggregate Class       Ending
             Aggregate Class         Certificate         Single
               Certificate            Principal        Certificate
 Class      Principal Balance          Balance           Balance         Cusip
2PO         $      141,935.00      $   124,524.32      $    657.43     36157TV24
2A1         $            0.00      $         0.00      $      0.00     36157TU33
2A2         $    2,215,771.50      $ 1,713,998.96      $     57.53     36157TU41
2A3         $    3,014,306.01      $ 2,331,701.33      $     81.43     36157TU58
2A4         $   22,054,000.00      $22,054,000.00      $  1,000.00     36157TU66
2A5         $    6,868,520.20      $ 6,838,345.44      $    908.75     36157TU74
2S          $   34,023,076.90      $33,158,701.48      $    338.64     GEC96172S
2M          $    1,423,905.86      $ 1,417,650.36      $    908.75     36157TU82
2B1         $      711,952.92      $   708,825.17      $    908.75     36157TU90
2B2         $      569,562.34      $   567,060.15      $    908.75     36157TV40
2B3         $      284,781.17      $   283,530.07      $    908.75     36157TX55
2B4         $      142,390.58      $   141,765.03      $    908.75     36157TX63
2B5         $      427,321.74      $   425,444.43      $    908.75     36157TX71

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

      1.    30-59 days
            Number              1     Principal Balance  $   208,420.95
                               ------                    --------------
      2.    60-89 days
            Number              0     Principal Balance  $         0.00
                               ------                    --------------
      3.    90 days or more
            Number              0     Principal Balance  $         0.00
                               ------                    --------------
      4.    In Foreclosure
            Number              0     Principal Balance  $         0.00
                               ------                    --------------
      5.    Real Estate Owned
            Number              0     Principal Balance  $         0.00
                               ------                    --------------

      6.    The Scheduled Principal Balance of any
            Mortgage Loan replaced pursuant to the
            Pooling And Servicing Agreement:             $         0.00
                                                         --------------

E.    Other Information:

      1.    Special Hazard Loss Amount:                     $ 1,976,649.00
                                                            --------------

      2.    Bankruptcy Loss Amount:                         $   100,000.00
                                                            --------------

      3.    Fraud Loss Amount:                              $ 1,039,916.00
                                                            --------------

      4.    Certificate Interest Rate of the
            Class S Certificate:                            %   0.50232600
                                                            --------------

         HOMESIDE MORTGAGE SECURITIES, INC.
   MULTI-CLASS MORTGAGE PASS-THROUGH CERTIFICATES
          SERIES 1998-2, CLASS IIA-P

Homeside Mortgage Securities, Inc.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

24-Mar-1999  8:50:04AM  HMS Series 1998-2

Contact: Customer Service - Columbia, MD
         Norwest Bank Minnesota, N.A.
         Securities Administration Services
         11000 Broken Land Parkway
         Columbia, MD 21044
         Telephone:  (301) 815-6600
         Fax: (410) 884-2369

                     Certificateholder Distribution Summary

---------------------------------------------------------------------------------------------------------------------------
                            Certificate       Certificate        Beginning                                         Current
                               Class         Pass-Through       Certificate        Interest        Principal      Realized
  Class        CUSIP        Description          Rate             Balance        Distribution    Distribution       Loss
---------------------------------------------------------------------------------------------------------------------------
   IA1       437609AV2          SEQ            6.40261 %       57,632,838.06       63,758.80       529,505.00        0.00
   IA2       437609AW0          PAC            6.50000 %       13,800,000.00       74,750.00             0.00        0.00
   IA3       437609AX8          TAC            7.00000 %       37,489,469.39      218,688.57     3,549,724.06        0.00
   IA4       437609AY6          SEQ            7.00000 %                0.00            0.00             0.00        0.00
   IA5       437609AZ3          SEG            6.75000 %       20,301,266.00      114,194.62             0.00        0.00
   IA6       437609BA7          PAC            6.50000 %       31,000,000.00      167,916.67             0.00        0.00
   IA7       437609BB5          PAC            6.50000 %       13,397,588.00       72,570.27             0.00        0.00
   IAX       437609BC3          IO             6.75000 %                0.00       25,681.02             0.00        0.00
   A-R       437609BH2          SEQ            6.75000 %                0.00            0.00             0.00        0.00
   2A1       437609BE9          SEG            6.50000 %       41,612,452.05      225,400.78       688,349.52        0.00
   2AP       437609BF6          PO             0.00000 %          109,439.70            0.00           395.54        0.00
   2AX       437609BG4          IO             6.50000 %                0.00        9,128.00             0.00        0.00
    M        437609BJ8          SUB            6.70558 %        4,066,591.62       22,724.04         5,469.84        0.00
   B-1       437609BK5          SUB            6.70558 %        1,906,215.53       10,651.90         2,563.99        0.00
   B-2       437609BL3          SUB            6.70558 %        1,016,648.15        5,681.01         1,367.46        0.00
   B-3       437609BM1          SUB            6.70558 %          889,566.39        4,970.88         1,196.53        0.00
   B-4       437609BN9          SUB            6.70558 %          381,243.30        2,130.38           512.80        0.00
   B-5       437609BP4          SUB            6.70558 %          635,406.20        3,550.64           854.66        0.00
---------------------------------------------------------------------------------------------------------------------------
Totals                                                        224,238,724.39    1,021,797.58     4,779,939.40        0.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
                  Ending                             Cumulative
               Certificate            Total           Realized
  Class          Balance           Distribution         Losses
---------------------------------------------------------------
   IA1        57,406,730.54         593,263.80           0.00
   IA2        13,800,000.00          74,750.00           0.00
   IA3        33,939,745.33       3,768,412.63           0.00
   IA4                 0.00               0.00           0.00
   IA5        20,301,266.00         114,194.62           0.00
   IA6        31,000,000.00         167,916.67           0.00
   IA7        13,397,588.00          72,570.27           0.00
   IAX                 0.00          25,681.02           0.00
   A-R                 0.00               0.00           0.00
   2A1        40,924,102.53         913,750.30           0.00
   2AP           109,044.16             395.54           0.00
   2AX                 0.00           9,128.00           0.00
    M          4,061,121.78          28,193.88           0.00
   B-1         1,903,651.54          13,215.89           0.00
   B-2         1,015,280.69           7,048.47           0.00
   B-3           888,369.87           6,167.41           0.00
   B-4           380,730.51           2,643.18           0.00
   B-5           634,551.54           4,405.30           0.00
---------------------------------------------------------------
Totals       219,762,182.49       5,801,736.98           0.00
---------------------------------------------------------------

All distributions required by the Pooling and Servicing Agreement have been calculated by the Certificate Administrator on behalf of the Trustee.

Edward M. Frere, Jr.
Vice President, Norwest Bank Minnesota, N.A.

Homeside Mortgage Securities, Inc.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

24-Mar-1999  8:50:04AM  HMS Series 1998-2

Contact: Customer Service - Columbia, MD
         Norwest Bank Minnesota, N.A.
         Securities Administration Services
         11000 Broken Land Parkway
         Columbia, MD 21044
         Telephone:  (301) 815-6600
         Fax: (410) 884-2369

                        Principal Distribution Statement

-------------------------------------------------------------------------------------------------------------------------------
                  Original           Beginning       Scheduled       Unscheduled                                    Total
                    Face            Certificate      Principal        Principal                       Realized     Principal
  Class            Amount             Balance       Distribution    Distribution       Accretion       Loss(1)     Reduction
-------------------------------------------------------------------------------------------------------------------------------
   IA1          58,517,612.78      57,632,838.06      20,966.40       508,538.60      (303,397.48)       0.00       529,505.00
   IA2          13,800,000.00      13,800,000.00           0.00             0.00             0.00        0.00             0.00
   IA3          62,400,000.00      37,489,469.39     139,670.26     3,410,053.80             0.00        0.00     3,549,724.06
   IA4           3,750,000.00               0.00           0.00             0.00             0.00        0.00             0.00
   IA5          20,301,266.00      20,301,266.00           0.00             0.00             0.00        0.00             0.00
   IA6          31,000,000.00      31,000,000.00           0.00             0.00             0.00        0.00             0.00
   IA7          13,397,588.00      13,397,588.00           0.00             0.00             0.00        0.00             0.00
   IAX                   0.00               0.00           0.00             0.00             0.00        0.00             0.00
   A-R                 100.00               0.00           0.00             0.00             0.00        0.00             0.00
   2A1          44,832,074.00      41,612,452.05     150,083.37       538,266.15             0.00        0.00       688,349.52
   2AP             112,962.72         109,439.70         393.40             2.14             0.00        0.00           395.54
   2AX                   0.00               0.00           0.00             0.00             0.00        0.00             0.00
    M            4,113,767.00       4,066,591.62       5,469.84             0.00             0.00        0.00         5,469.84
   B-1           1,928,329.00       1,906,215.53       2,563.99             0.00             0.00        0.00         2,563.99
   B-2           1,028,442.00       1,016,648.15       1,367.46             0.00             0.00        0.00         1,367.46
   B-3             899,886.00         889,566.39       1,196.53             0.00             0.00        0.00         1,196.53
   B-4             385,666.00         381,243.30         512.80             0.00             0.00        0.00           512.80
   B-5             642,777.37         635,406.20         854.66             0.00             0.00        0.00           854.66
-------------------------------------------------------------------------------------------------------------------------------
Totals         257,110,470.87     224,238,724.39     323,078.71     4,456,860.69      (303,397.48)       0.00     4,779,939.40
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
                   Ending             Ending           Total
                 Certificate        Certificate      Principal
  Class            Balance          Percentage      Distribution
----------------------------------------------------------------
   IA1           57,406,730.54       0.98101628      529,505.00
   IA2           13,800,000.00       1.00000000            0.00
   IA3           33,939,745.33       0.54390618    3,549,724.06
   IA4                    0.00       0.00000000            0.00
   IA5           20,301,266.00       1.00000000            0.00
   IA6           31,000,000.00       1.00000000            0.00
   IA7           13,397,588.00       1.00000000            0.00
   IAX                    0.00       0.00000000            0.00
   A-R                    0.00       0.00000000            0.00
   2A1           40,924,102.53       0.91283090      688,349.52
   2AP              109,044.16       0.96531103          395.54
   2AX                    0.00       0.00000000            0.00
    M             4,061,121.78       0.98720267        5,469.84
   B-1            1,903,651.54       0.98720267        2,563.99
   B-2            1,015,280.69       0.98720267        1,367.46
   B-3              888,369.87       0.98720268        1,196.53
   B-4              380,730.51       0.98720268          512.80
   B-5              634,551.54       0.98720268          854.66
----------------------------------------------------------------
Totals          219,762,182.49      0.854738.36    4,779,939.40
----------------------------------------------------------------

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.

Homeside Mortgage Securities, Inc.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

24-Mar-1999  8:50:04AM  HMS Series 1998-2

Contact: Customer Service - Columbia, MD
         Norwest Bank Minnesota, N.A.
         Securities Administration Services
         11000 Broken Land Parkway
         Columbia, MD 21044
         Telephone:  (301) 815-6600
         Fax: (410) 884-2369

                    Principal Distribution Factors Statement

---------------------------------------------------------------------------------------------------------------------------------
                  Original           Beginning        Scheduled      Unscheduled                                        Total
                    Face            Certificate       Principal       Principal                       Realized        Principal
 Class(2)          Amount             Balance       Distribution    Distribution      Accretion        Loss(3)        Reduction
---------------------------------------------------------------------------------------------------------------------------------
    IA1         58,517,612.78       984.88019798     0.35829213       8.69035109     (5.18472073)    0.00000000       9.04864322
    IA2         13,800,000.00      1000.00000000     0.00000000       0.00000000      0.00000000     0.00000000       0.00000000
    IA3         62,400,000.00       600.79277869     2.23830545      54.64829808      0.00000000     0.00000000      56.88660353
    IA4          3,750,000.00         0.00000000     0.00000000       0.00000000      0.00000000     0.00000000       0.00000000
    IA5         20,301,266.00      1000.00000000     0.00000000       0.00000000      0.00000000     0.00000000       0.00000000
    IA6         31,000,000.00      1000.00000000     0.00000000       0.00000000      0.00000000     0.00000000       0.00000000
    IA7         13,397,588.00      1000.00000000     0.00000000       0.00000000      0.00000000     0.00000000       0.00000000
    IAX                  0.00         0.00000000     0.00000000       0.00000000      0.00000000     0.00000000       0.00000000
    A-R                100.00         0.00000000     0.00000000       0.00000000      0.00000000     0.00000000       0.00000000
    2A1         44,832,074.00       928.18485377     3.34767849      12.00627368      0.00000000     0.00000000      15.35395217
    2AP            112,962.72       968.81254276     3.48256487       0.01894430      0.00000000     0.00000000       3.50150917
    2AX                  0.00         0.00000000     0.00000000       0.00000000      0.00000000     0.00000000       0.00000000
     M           4,113,767.00       988.53231600     1.32964264       0.00000000      0.00000000     0.00000000       1.32964264
    B-1          1,928,329.00       988.53231477     1.32964344       0.00000000      0.00000000     0.00000000       1.32964344
    B-2          1,028,442.00       988.53231393     1.32964321       0.00000000      0.00000000     0.00000000       1.32964231
    B-3            899,886.00       988.53231409     1.32964620       0.00000000      0.00000000     0.00000000       1.32964620
    B-4            385,666.00       988.53230516     1.32964793       0.00000000      0.00000000     0.00000000       1.32964793
    B-5            642,777.37       988.53231252     1.32963611       0.00000000      0.00000000     0.00000000       1.32963611
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
                    Ending           Ending          Total
                 Certificate      Certificate      Principal
 Class(2)          Balance         Percentage    Distribution
-------------------------------------------------------------
    IA1          981.01627549      0.98101628     9.04864322
    IA2         1000.00000000      1.00000000     0.00000000
    IA3          543.90617516      0.54390618    56.88660353
    IA4            0.00000000      0.00000000     0.00000000
    IA5         1000.00000000      1.00000000     0.00000000
    IA6         1000.00000000      1.00000000     0.00000000
    IA7         1000.00000000      1.00000000     0.00000000
    IAX            0.00000000      0.00000000     0.00000000
    A-R            0.00000000      0.00000000     0.00000000
    2A1          912.83090160      0.91283090    15.35395217
    2AP          965.31103359      0.96531103     3.50150917
    2AX            0.00000000      0.00000000     0.00000000
     M           987.20267336      0.98720267     1.32964264
    B-1          987.20267133      0.98720267     1.32964344
    B-2          987.20267161      0.98720267     1.32964231
    B-3          987.20267901      0.98720268     1.32964620
    B-4          987.20268315      0.98720268     1.32964793
    B-5          987.20267641      0.98720268     1.32963611
-------------------------------------------------------------

(2)   All denominations are Per $1000

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, Fraud Losses Unless Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.

Homeside Mortgage Securities, Inc.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

24-Mar-1999  8:50:04AM  HMS Series 1998-2

Contact: Customer Service - Columbia, MD
         Norwest Bank Minnesota, N.A.
         Securities Administration Services
         11000 Broken Land Parkway
         Columbia, MD 21044
         Telephone:  (301) 815-6600
         Fax: (410) 884-2369

                         Interest Distribution Statement

------------------------------------------------------------------------------------------------------------------------------------
                                               Beginning                        Payment of
                 Original        Current      Certificate/         Current         Unpaid        Current    Non-Supported
                   Face        Certificate      Notional           Accrued        Interest      Interest    Interest       Realized
  Class           Amount           Rate          Balance           Interest      Shortfall      Shortfall   Shortfall      Losses(4)
------------------------------------------------------------------------------------------------------------------------------------
   IA1         58,517,612.78     6.40261 %    57,632,838.06        367,156.28        0.00           0.00         0.00          0.00
   IA2         13,800,000.00     6.50000 %    13,800,000.00         74,750.00        0.00           0.00         0.00          0.00
   IA3         62,400,000.00     7.00000 %    37,489,469.39        218,688.57        0.00           0.00         0.00          0.00
   IA4          3,750,000.00     7.00000 %             0.00              0.00        0.00           0.00         0.00          0.00
   IA5         20,301,266.00     6.75000 %    20,301,266.00        114,194.62        0.00           0.00         0.00          0.00
   IA6         31,000,000.00     6.50000 %    31,000,000.00        167,916.67        0.00           0.00         0.00          0.00
   IA7         13,397,588.00     6.50000 %    13,397,588.00         72,570.27        0.00           0.00         0.00          0.00
   IAX                  0.00     6.75000 %     4,565,514.30         25,681.02        0.00           0.00         0.00          0.00
   A-R                100.00     6.75000 %             0.00              0.00        0.00           0.00         0.00          0.00
   2A1         44,832,074.00     6.50000 %    41,612,452.05        225,400.78        0.00           0.00         0.00          0.00
   2AP            112,962.72     0.00000 %       109,439.70              0.00        0.00           0.00         0.00          0.00
   2AX                  0.00     6.50000 %     1,685,163.25          9,128.00        0.00           0.00         0.00          0.00
    M           4,113,767.00     6.70558 %     4,066,591.62         22,724.04        0.00           0.00         0.00          0.00
   B-1          1,928,329.00     6.70558 %     1,906,215.53         10,651.90        0.00           0.00         0.00          0.00
   B-2          1,028,442.00     6.70558 %     1,016,648.15          5,681.01        0.00           0.00         0.00          0.00
   B-3            899,886.00     6.70558 %       889,566.39          4,970.88        0.00           0.00         0.00          0.00
   B-4            385,666.00     6.70558 %       381,243.30          2,130.38        0.00           0.00         0.00          0.00
   B-5            642,777.37     6.70558 %       635,406.20          3,550.64        0.00           0.00         0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
 Totals       257,110,470.87                                     1,325,195.06        0.00           0.00         0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------
                                 Remaining       Ending
                  Total            Unpaid     Certificate/
                 Interest         Interest      Notional
  Class        Distribution      Shortfall       Balance
-----------------------------------------------------------
   IA1            63,758.80          0.00    57,406,730.54
   IA2            74,750.00          0.00    13,800,000.00
   IA3           218,688.57          0.00    33,939,745.33
   IA4                 0.00          0.00             0.00
   IA5           114,194.62          0.00    20,301,266.00
   IA6           167,916.67          0.00    31,000,000.00
   IA7            72,570.27          0.00    13,397,588.00
   IAX            25,681.02          0.00     4,453,689.65
   A-R                 0.00          0.00             0.00
   2A1           225,400.78          0.00    40,924,102.53
   2AP                 0.00          0.00       109,044.16
   2AX             9,128.00          0.00     1,649,104.44
    M             22,724.04          0.00     4,061,121.78
   B-1            10,651.90          0.00     1,903,651.54
   B-2             5,681.01          0.00     1,015,280.69
   B-3             4,970.88          0.00       888,369.87
   B-4             2,130.38          0.00       380,730.51
   B-5             3,550.64          0.00       634,551.54
-----------------------------------------------------------
 Totals        1,021,797.58          0.00
-----------------------------------------------------------

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.

Homeside Mortgage Securities, Inc.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

24-Mar-1999  8:50:04AM  HMS Series 1998-2

Contact: Customer Service - Columbia, MD
         Norwest Bank Minnesota, N.A.
         Securities Administration Services
         11000 Broken Land Parkway
         Columbia, MD 21044
         Telephone:  (301) 815-6600
         Fax: (410) 884-2369

                     Interest Distribution Factors Statement

------------------------------------------------------------------------------------------------------------------------------------
                                               Beginning                     Payment of
                Original        Current       Certificate/      Current        Unpaid         Current     Non-Supported
                  Face        Certificate       Notional        Accrued       Interest       Interest     Interest        Realized
 Class(5)        Amount          Rate            Balance        Interest      Shortfall      Shortfall    Shortfall       Losses(6)
------------------------------------------------------------------------------------------------------------------------------------
   IA1        58,517,612.78    6.40261 %       984.88019798    6.27428671     0.00000000     0.00000000    0.00000000    0.00000000
   IA2        13,800,000.00    6.50000 %      1000.00000000    5.41666667     0.00000000     0.00000000    0.00000000    0.00000000
   IA3        62,400,000.00    7.00000 %       600.79277869    3.50462452     0.00000000     0.00000000    0.00000000    0.00000000
   IA4         3,750,000.00    7.00000 %         0.00000000    0.00000000     0.00000000     0.00000000    0.00000000    0.00000000
   IA5        20,301,266.00    6.75000 %      1000.00000000    5.62499994     0.00000000     0.00000000    0.00000000    0.00000000
   IA6        31,000,000.00    6.50000 %      1000.00000000    5.41666677     0.00000000     0.00000000    0.00000000    0.00000000
   IA7        13,397,588.00    6.50000 %      1000.00000000    5.41666679     0.00000000     0.00000000    0.00000000    0.00000000
   IAX                 0.00    6.75000 %       672.00937494    3.78005304     0.00000000     0.00000000    0.00000000    0.00000000
   A-R               100.00    6.75000 %         0.00000000    0.00000000     0.00000000     0.00000000    0.00000000    0.00000000
   2A1        44,832,074.00    6.50000 %       928.18485377    5.02766791     0.00000000     0.00000000    0.00000000    0.00000000
   2AP           112,962.72    0.00000 %       968.81254276    0.00000000     0.00000000     0.00000000    0.00000000    0.00000000
   2AX                 0.00    6.50000 %       887.10489106    4.80515132     0.00000000     0.00000000    0.00000000    0.00000000
    M          4,113,767.00    6.70558 %       988.53231600    5.52390060     0.00000000     0.00000000    0.00000000    0.00000000
   B-1         1,928,329.00    6.70558 %       988.53231477    5.52390178     0.00000000     0.00000000    0.00000000    0.00000000
   B-2         1,028,442.00    6.70558 %       988.53231393    5.52389926     0.00000000     0.00000000    0.00000000    0.00000000
   B-3           899,886.00    6.70558 %       988.53231409    5.52389969     0.00000000     0.00000000    0.00000000    0.00000000
   B-4           385,666.00    6.70558 %       988.53230516    5.52389892     0.00000000     0.00000000    0.00000000    0.00000000
   B-5           642,777.37    6.70558 %       988.53231252    5.52390325     0.00000000     0.00000000    0.00000000    0.00000000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
                                Remaining         Ending
                    Total         Unpaid       Certificate/
                  Interest       Interest        Notional
 Class(5)        Distribution    Shortfall        Balance
------------------------------------------------------------
   IA1           1.08956598      0.00000000     981.01627549
   IA2           5.41666667      0.00000000    1000.00000000
   IA3           3.50462452      0.00000000     543.90617516
   IA4           0.00000000      0.00000000       0.00000000
   IA5           5.62499994      0.00000000    1000.00000000
   IA6           5.41666677      0.00000000    1000.00000000
   IA7           5.41666679      0.00000000    1000.00000000
   IAX           3.78005304      0.00000000     655.54962731
   A-R           0.00000000      0.00000000       0.00000000
   2A1           5.02766791      0.00000000     912.83090160
   2AP           0.00000000      0.00000000     965.31103359
   2AX           4.80515132      0.00000000     868.11967396
    M            5.52390060      0.00000000     987.20267336
   B-1           5.52390178      0.00000000     987.20267133
   B-2           5.52389926      0.00000000     987.20267161
   B-3           5.52389969      0.00000000     987.20267901
   B-4           5.52389892      0.00000000     987.20268315
   B-5           5.52390325      0.00000000     987.20267641
------------------------------------------------------------

(5)   All denominations are Per $1000

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.

Homeside Mortgage Securities, Inc.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

24-Mar-1999  8:50:04AM  HMS Series 1998-2

Contact: Customer Service - Columbia, MD
         Norwest Bank Minnesota, N.A.
         Securities Administration Services
         11000 Broken Land Parkway
         Columbia, MD 21044
         Telephone:  (301) 815-6600
         Fax: (410) 884-2369

                      Certificateholder Component Statement

-------------------------------------------------------------------------------------------------------------------------
            Component           Beginning          Ending            Beginning           Ending              Ending
          Pass-Through           Notional          Notional           Component          Component           Component
Class         Rate               Balance           Balance            Balance            Balance           Percentage
-------------------------------------------------------------------------------------------------------------------------
1A1 1       0.00000 %                  0.00              0.00       5,470,299.08       5,335,456.82       81.76439068 %
1A1 2       7.00000 %          4,156,970.57      4,156,970.57               0.00               0.00      100.00000000 %
1A1 3       7.00000 %                  0.00              0.00      52,010,996.78      51,919,980.47      100.15757746 %
1A1 4       0.00000 %                  0.00              0.00         151,542.21         151,293.25       98.29740391 %
1A1 5       6.75000 %          7,023,965.10      6,823,700.26               0.00               0.00       82.68145232 %
-------------------------------------------------------------------------------------------------------------------------

Homeside Mortgage Securities, Inc.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

24-Mar-1999  8:50:04AM  HMS Series 1998-2

Contact: Customer Service - Columbia, MD
         Norwest Bank Minnesota, N.A.
         Securities Administration Services
         11000 Broken Land Parkway
         Columbia, MD 21044
         Telephone:  (301) 815-6600
         Fax: (410) 884-2369

                      Certificateholder Account Statement

--------------------------------------------------------------------------------
                         #7 CERTIFICATE ACCOUNT

Beginning Balance                                                           0.00

Deposits
      Payments of Interest and Principal                            5,850,322.13
      Liquidations, Insurance Proceeds, Reserve Funds                       0.00
      Proceeds from Repurchased Loans                                       0.00
      Other Amounts (Servicer Advances)                                     0.00
      Realized Losses                                                       0.00
                                                              ------------------
Total Deposits                                                      5,850,322.13

Withdrawals
      Reimbursement for Servicer Advances                                   0.00
      Payment of Service Fee                                           48,585.15
      Payment of Interest and Principal                             5,801,736.98
                                                              ------------------
Total Withdrawals (Pool Distribution Amount)                        5,850,322.13

Ending Balance                                                              0.00
                                                              ==================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                             0.00
Servicing Fee Support                                                       0.00
                                                                 ---------------

Non-Supported Prepayment/Curtailment Interest
Shortfall                                                                   0.00
                                                                 ===============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             SERVICING FEES

Gross Servicing Fee                                                    46,716.41
Trustee Fee                                                             1,868.74
Supported Prepayment/Curtailment Interest Shortfall                         0.00
                                                                 ---------------
Net Servicing Fee                                                      48,585.15
                                                                 ---------------

--------------------------------------------------------------------------------

Homeside Mortgage Securities, Inc.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

24-Mar-1999  8:50:04AM  HMS Series 1998-2

Contact: Customer Service - Columbia, MD
         Norwest Bank Minnesota, N.A.
         Securities Administration Services
         11000 Broken Land Parkway
         Columbia, MD 21044
         Telephone:  (301) 815-6600
         Fax: (410) 884-2369

------------------------------------------------------------------------------------------------------------------------------------

           Certificateholder Delinquency/Credit Enhancement Statement

                               DELINQUENCY STATUS
                                                                                                       Percentage Delinquent
                                                                                                             Based On
                                                               Current           Unpaid
                                                                Number          Principal            Number               Unpaid
                                                              of Loans           Balance            of Loans              Balance
                                                             ----------     ---------------    ----------------    -----------------
30 Days                                                              9        2,952,827.72          1.339286 %           1.343647 %
60 Days                                                              1          543,456.34          0.148810 %           0.247297 %
90+ Days                                                             1          378,771.68          0.148810 %           0.172355 %
Foreclosure                                                          0                0.00          0.000000 %           0.000000 %
REO                                                                  0                0.00          0.000000 %           0.000000 %
                                                             ----------     ---------------    ----------------    -----------------

Totals                                                              11        3,875,064.74          1.636905 %           1,763299 %

Current Period Realized Loss - Includes Interest Shortfall                  0.00
Cumulative Realized Losses - Includes Interest Shortfall                    0.00
Current Period Class A Insufficient Funds                                   0.00
Principal Balance of Contaminated Properties                                0.00
Periodic Advance                                                            0.00
------------------------------------------------------------------------------------------------------------------------------------

Homeside Mortgage Securities, Inc.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

24-Mar-1999  8:50:04AM  HMS Series 1998-2

Contact: Customer Service - Columbia, MD
         Norwest Bank Minnesota, N.A.
         Securities Administration Services
         11000 Broken Land Parkway
         Columbia, MD 21044
         Telephone:  (301) 815-6600
         Fax: (410) 884-2369

------------------------------------------------------------------------------------------------------------------------------------
                        SUBORDINATION LEVEL/CREDIT ENHANCEMENT/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE
                                                                                                         Current           Next
                         Original $         Original %           Current $           Current %           Class %        Prepayment %
                   -----------------   ----------------   -----------------   -----------------   ---------------   ----------------
       Class A       257,110,370.87      99.99996111 %      219,762,182.49      100.00000000 %       95.957582 %          0.000000 %
     Class 1A1       198,592,758.09      77.24024518 %      162,355,451.95       73.87779376 %       26.122206 %        646.202508 %
     Class 1A1       198,592,758.09      77.24024518 %      162,355,451.95       73.87779376 %       26.122206 %        646.202508 %
     Class 1A1       198,592,758.09      77.24024518 %      162,355,451.95       73,87779376 %       26.122206 %        646.202508 %
     Class 1A1       198,592,758.09      77.24024518 %      162,355,451.95       73,87779376 %       26.122206 %        646.202508 %
     Class 1A1       198,592,758.09      77.24024518 %      162,355,451.95       73,87779376 %       26.122206 %        646.202508 %
     Class 1A2       184,792,758.09      71.87290252 %      148,555,451.95       67.59827841 %        6.279515 %        155.340576 %
     Class 1A3       122,392,758.09      47.60317916 %      114,615,706.62       52.15442681 %       15.443852 %        382.044899 %
     Class 1A4       118,642,758.09      46.14466213 %      114,615,706.62       52.15442681 %        0.000000 %          0.000000 %
     Class 1A5        98,341,492.09      38.24873089 %       94,314,440.62       42.91659263 %        9.237834 %        228.522490 %
     Class 1A6        67,341,492.09      26.19165679 %       63,314,440.62       28.81043495 %       14.106158 %        348.953469 %
     Class 1A7        53,943,904.09      20.98082739 %       49,916,852.62       22.71403208 %        6.096403 %        150.810800 %
      Class1AX        53,943,904.09      20.98082739 %       49,916,852.62       22.71403208 %        0.000000 %          0.000000 %
     Class 2A1         9,111,830.09       3.54393583 %        8,992,750.09        4.09203712 %       18.621995 %        460.664759 %
     Class 2AP         8,998,867.37       3.50000035 %        8,883,705.93        4.04241796 %        0.049619 %          1.227463 %
      Class2AX         8,998,867.37       3.50000035 %        8,883,705.93        4.04241796 %        0.000000 %          0.000000 %
       Class M         4,885,100.37       1.90000055 %        4,822,584.15        2.19445589 %        1.847962 %         45.714275 %
     Class B-1         2,956,711.37       1.15000037 %        2,918,932.61        1.32822334 %        0.866233 %         21.428574 %
     Class B-2         1,928,329.37       0.75000033 %        1,903,651.92       0.886623272 %        0.461991 %         11.428572 %
     Class B-3         1,028,443.37       0.40000058 %        1,015,282.05        0.46199125 %        0.404241 %          9.999992 %
     Class B-4           642,777.37       0.25000046 %          634,551.54        0.28874465 %        0.173247 %          4.285717 %
     Class B-5                 0.00       0.00000000 %                0.00        0.00000000 %        0.288745 %          7.142870 %

Please Refer to the Prospectus Supplement for a Full Description of Loss Exposure
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    Bankruptcy           100,000.00       0.03889379 %          100,000.00        0.04550373 %
         Fraud         2,571,105.00       1.00000011 %        2,571,105.00        1.16994879 %
Special Hazard         2,571,105.00       1.00000011 %        2,571,105.00        1.16994879 %
Limit of Subordinate's Exposure to Certain Types of Losses
------------------------------------------------------------------------------------------------------------------------------------

Homeside Mortgage Securities, Inc.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

24-Mar-1999  8:50:04AM  HMS Series 1998-2

Contact: Customer Service - Columbia, MD
         Norwest Bank Minnesota, N.A.
         Securities Administration Services
         11000 Broken Land Parkway
         Columbia, MD 21044
         Telephone:  (301) 815-6600
         Fax: (410) 884-2369

--------------------------------------------------------------------------------
                              COLLATERAL STATEMENT

Collateral Description                                             Fixed 30 Year

Weighted Average Gross Coupon                                         7.351702 %
Weighted Average Net Coupon                                           7.101702 %
Weighted Average Pass-Through Rate                                    7.091701 %
Weighted Average Maturity (Stepdown Calculation)                             315

Beginning Scheduled Collateral Loan Count                                    684
Number of Loans Paid in Full                                                  12
Ending Scheduled Collateral Loan Count                                       672

Beginning Scheduled Collateral Balance                            224,238,724.42
Ending Scheduled Collateral Balance                               219,762,182.49
Ending Actual Collateral Balance at 28-Feb-1999                   220,035,016.69
Monthly P&I Constant                                                1,684,921.18
Class A Optimal Amount                                              5,739,418.35


Ending Scheduled Balance for Premium Loans                        219,762,182.49

Scheduled Principal                                                   311,140.98

Unscheduled Principal                                               4,165,400.93
-------------------------------------------------------------------------------

Homeside Mortgage Securities, Inc.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

24-Mar-1999  8:50:04AM  HMS Series 1998-2

Contact: Customer Service - Columbia, MD
         Norwest Bank Minnesota, N.A.
         Securities Administration Services
         11000 Broken Land Parkway
         Columbia, MD 21044
         Telephone:  (301) 815-6600
         Fax: (410) 884-2369

--------------------------------------------------------------------------------
Group                                                  1                    2
Collateral Descriptior                       Mixed Fixed          Mixed Fixed
Weighted Average Coupon Rate                7,436,704.00             6.996528
Weighted Average Net Rate                           7.19             6.746528
Weighted Average Maturity                         347.00               168.00
Record Date                                     02/28/99             02/28/99
Principal and Interest Constant             1,276,271.08           408,650.10
Beginning Loan Cont                               552.00                  132
Loans Paid In Full                                 11.00                    1
Ending Loan Count                                 541.00                  131
Beginning Scheduled Balance               180,936,232.27        43,302,492.15
Ending Scheduled Balance                  177,154,136.16        42,608,046.33
Scheduled Principal                        15,496,347.00           156,177.51
Unscheduled Principal                       3,627,132.64           538,268.29
Scheduled Interest                          1,121,307.61           252,472.59
Servicing Fee                                  37,695.03             9,021.36
Master Servicing Fee                                0.00                 0.00
Trustee Fee                                         0.00                 0.00
FRY Amount                                          0.00                 0.00
Special Hazard Fee                                  0.00                 0.00
Other Fee                                       1,507.80               360.86
Pool Insurance Fee                                  0.00                 0.00
Spread 1                                            0.00                 0.00
Spread 2                                            0.00                 0.00
Spread 3                                            0.00                 0.00
Net Interest                                1,082,104.78           243,090.37

Realized Loss Amount                                0.00                 0.00
Cumulative Realized Loss                            0.00                 0.00
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                    Delinquency     Status By Group
Group                                               30 Day              60 Day             90 + Day         Foreclosure
------------------------------------------------------------------------------------------------------------------------
1            Principal Balance                2,430,042.00          543,465.34           378,771.68                0.00
             Percentage Of Balance                 1.372 %             0.307 %              0.214 %             0.000 %
             Loan Count                                  7                   1                    1                   0
             Percentage of Loan Count              1.294 %             0.185 %              0.185 %             0.000 %
2            Principal Balance                  522,785.72                0.00                 0.00                0.00
             Percentage Of Balance                 1.227 %             0.000 %              0.000 %             0.000 %
             Loan Count                                  2                   0                    0                   0
             Percentage of Loan Count              1.527 %             0.000 %              0.000 %             0.000 %
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------

Group                                             REO              Bankruptcy
------------------------------------------------------------------------------
1            Principal Balance                   0.00                    0.00
             Percentage Of Balance            0.000 %                 0.000 %
             Loan Count                             0                       0
             Percentage of Loan Count         0.000 %                 0.000 %
2            Principal Balance                   0.00                    0.00
             Percentage Of Balance            0.000 %                 0.000 %
             Loan Count                             0                       0
             Percentage of Loan Count         0.000 %                  0.000%
------------------------------------------------------------------------------

Homeside Mortgage Securities, Inc.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

24-Mar-1999  8:50:04AM  HMS Series 1998-2

Contact: Customer Service - Columbia, MD
         Norwest Bank Minnesota, N.A.
         Securities Administration Services
         11000 Broken Land Parkway
         Columbia, MD 21044
         Telephone:  (301) 815-6600
         Fax: (410) 884-2369

                               HMS Series 1998-2

      NATIONSBANC MONTGOMERY FUNDING CORP.
      MORTGAGE PASS-THROUGH CERTIFICATES
          SERIES 1998-5, CLASS A-PO

Nationsbanc Montgomery Funding Corp.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:  Customer Service - Columbia, MD
          Norwest Bank Minnesota, N.A.
          Securities Administration Services
          11000 Broken Land Parkway
          Columbia, MD  21044
          Telephone: (301) 815-6600
          Fax:       (410) 884-2369

23-Mar-1999  8:42:28PM  NMFC Series 1998-5

                     Certificateholder Distribution Summary

--------------------------------------------------------------------------------------------------------------------------
                             Certificate      Certificate        Beginning                                         Current
                                Class         Pass-Through      Certificate        Interest       Principal       Realized
  Class         CUSIP        Description         Rate             Balance        Distribution    Distribution       Loss
--------------------------------------------------------------------------------------------------------------------------
   A-1        63857RDC3        SEN_FIX          6.00000 %      271,851,118.21    1,359,255.57    2,155,476.18        0.00
   A-PO       63857RDD1        SEN_PO           0.00000 %          213,491.71            0.00          796.63        0.00
    R         63857RDH2        SEN_RES          6.00000 %                0.00            0.00            0.00        0.00
   B-1        63857RDE9        JUN_FIX          6.00000 %        2,096,145.97       10,480.73        7,122.11        0.00
   B-2        63857RDF6        JUN_FIX          6.00000 %          977,842.47        4,889.21        3,322.43        0.00
   B-3        63857RDG4        JUN_FIX          6.00000 %          977,842.47        4,889.21        3,322.43        0.00
   B-4        63857RDJ8        JUN_FIX          6.00000 %          558,767.83        2,793.84        1,898.53        0.00
   B-5        63857RDK5        JUN_FIX          6.00000 %          419,075.63        2,095.38        1,423.90        0.00
   B-6        63857RDL3        JUN_FIX          6.00000 %          558,768.07        2,793.84        1,898.53        0.00
--------------------------------------------------------------------------------------------------------------------------
Totals                                                         277,653,052.36    1,387,197.78    2,175,260.74        0.00
--------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------
                    Ending                             Cumulative
                  Certificate           Total           Realized
  Class             Balance          Distribution        Losses
-----------------------------------------------------------------
   A-1          269,695,642.04      3,514,731.75          0.00
   A-PO             212,695.08            796.63          0.00
    R                     0.00              0.00          0.00
   B-1            2,089,023.86         17,602.84          0.00
   B-2              974,520.03          8,211.64          0.00
   B-3              974,520.03          8,211.64          0.00
   B-4              556,869.30          4,692.37          0.00
   B-5              417,651.73          3,519.28          0.00
   B-6              556,869.54          4,692.37          0.00
-----------------------------------------------------------------
Totals          275,477,791.61      3,562,458.52          0.00
-----------------------------------------------------------------

All distributions required by the Pooling and Servicing Agreement have been calculated by the Certificate Administrator on behalf of the Trustee.

Edward M. Frere, Jr.
Vice President, Norwest Bank Minnesota, N.A.

Nationsbanc Montgomery Funding Corp.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:  Customer Service - Columbia, MD
          Norwest Bank Minnesota, N.A.
          Securities Administration Services
          11000 Broken Land Parkway
          Columbia, MD  21044
          Telephone: (301) 815-6600
          Fax:       (410) 884-2369

23-Mar-1999  8:42:28PM  NMFC Series 1998-5

                        Principal Distribution Statement

---------------------------------------------------------------------------------------------------------------------------
                    Original           Beginning      Scheduled      Unscheduled                                 Total
                      Face            Certificate     Principal        Principal                   Realized    Principal
   Class             Amount             Balance      Distribution    Distribution      Accretion    Loss(1)    Reduction
---------------------------------------------------------------------------------------------------------------------------
    A-1         275,420,000.00     271,851,118.21     923,672.71     1,231,803.47         0.00        0.00    2,155,476.18
   A-PO             215,029.40         213,491.71         752.67            43.95         0.00        0.00          796.63
     R                  100.00               0.00           0.00             0.00         0.00        0.00            0.00
    B-1           2,110,233.00       2,096,145.97       7,122.11             0.00         0.00        0.00        7,122.11
    B-2             984,414.00         977,842.47       3,322.43             0.00         0.00        0.00        3,322.43
    B-3             984,414.00         977,842.47       3,322.43             0.00         0.00        0.00        3,322.43
    B-4             562,523.00         558,767.83       1,898.53             0.00         0.00        0.00        1,898.53
    B-5             421,892.00         419,075.63       1,423.90             0.00         0.00        0.00        1,423.90
    B-6             562,523.28         558,768.07       1,898.53             0.00         0.00        0.00        1,898.53
---------------------------------------------------------------------------------------------------------------------------
Totals          281,261,128.68     277,653,052.36     943,413.31     1,231,847.42         0.00        0.00    2,175,260.74
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------
                   Ending              Ending           Total
                 Certificate         Certificate      Principal
   Class           Balance           Percentage      Distribution
-----------------------------------------------------------------
    A-1        269,695,642.04         0.97921590    2,155,476.18
   A-PO            212,695.08         0.98914418          796.63
     R                   0.00         0.00000000            0.00
    B-1          2,089,023.86         0.98994938        7,122.11
    B-2            974,520.03         0.98994938        3,322.43
    B-3            974,520.03         0.98994938        3,322.43
    B-4            556,869.30         0.98994939        1,898.53
    B-5            417,651.73         0.98994939        1,423.90
    B-6            556,869.54         0.98994932        1,898.53
-----------------------------------------------------------------
Totals         275,477,791.61         0.97943784    2,175,260.74
-----------------------------------------------------------------

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.

Nationsbanc Montgomery Funding Corp.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:  Customer Service - Columbia, MD
          Norwest Bank Minnesota, N.A.
          Securities Administration Services
          11000 Broken Land Parkway
          Columbia, MD  21044
          Telephone: (301) 815-6600
          Fax:       (410) 884-2369

23-Mar-1999  8:42:28PM  NMFC Series 1998-5

                    Principal Distribution Factors Statement

---------------------------------------------------------------------------------------------------------------------------------
                   Original           Beginning       Scheduled       Unscheduled                                      Total
                     Face            Certificate      Principal        Principal                      Realized       Principal
 Class (2)          Amount             Balance       Distribution     Distribution    Accretion        Loss(3)       Reduction
---------------------------------------------------------------------------------------------------------------------------------
    A-1          275.420000.00       987.04203838     3.35368786       4.47245469     0.00000000     0.00000000      7.82614255
   A-PO             215.029.40       992.84893136     3.50031205       0.20439066     0.00000000     0.00000000      3.70474921
     R                  100.00         0.00000000     0.00000000       0.00000000     0.00000000     0.00000000      0.00000000
    B-1           2.110.223.00       993.32441963     3.37503489       0.00000000     0.00000000     0.00000000      3.37503489
    B-2             984.414.00       993.32442448     3.37503327       0.00000000     0.00000000     0.00000000      3.37503327
    B-3             984.414.00       993.32442448     3.37503327       0.00000000     0.00000000     0.00000000      3.37503327
    B-4             562.523.00       993.32441518     3.37502644       0.00000000     0.00000000     0.00000000      3.37502644
    B-5             421.892.00       993.32442900     3.37503437       0.00000000     0.00000000     0.00000000      3.37503437
    B-6             562.523.28       993.32434739     3.37502476       0.00000000     0.00000000     0.00000000      3.37502476
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
                Ending           Ending          Total
              Certificate     Certificate      Principal
 Class (2)      Balance        Percentage     Distribution
------------------------------------------------------------
    A-1        979.21589587      0.97921590      7.82614255
   A-PO        989.14418214      0.98914418      3.70474921
     R           0.00000000      0.00000000      0.00000000
    B-1        989.94938474      0.98994938      3.37503489
    B-2        989.94938105      0.98994938      3.37503327
    B-3        989.94938105      0.98994938      3.37503327
    B-4        989.94938874      0.98994939      3.37502644
    B-5        989.94939463      0.98994939      3.37503437
    B-6        989.94932263      0.98994932      3.37502476
------------------------------------------------------------

(2)   All classes are per $1000 denomination

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.

Nationsbanc Montgomery Funding Corp.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:  Customer Service - Columbia, MD
          Norwest Bank Minnesota, N.A.
          Securities Administration Services
          11000 Broken Land Parkway
          Columbia, MD  21044
          Telephone: (301) 815-6600
          Fax:       (410) 884-2369

23-Mar-1999  8:42:28PM  NMFC Series 1998-5

                         Interest Distribution Statement

------------------------------------------------------------------------------------------------------------------------------------
                                               Beginning                    Payment of
                Original        Current      Certificate/       Current       Unpaid       Current      Non-Supported
                  Face        Certificate      Notional         Accrued      Interest      Interest       Interest        Realized
  Class          Amount           Rate          Balance        Interest      Shortfall    Shortfall       Shortfall      Losses(4)
------------------------------------------------------------------------------------------------------------------------------------
   A-1        275,420,000.00     6.00000 %   271,851,118.21   1,359,255.59         0.00          0.00             0.02          0.00
   A-PO           215,029.40     0.00000 %       213,491.71           0.00         0.00          0.00             0.00          0.00
    R                 100.00     6.00000 %             0.00           0.00         0.00          0.00             0.00          0.00
   B-1          2,110,233.00     6.00000 %     2,096,145.97      10,480.73         0.00          0.00             0.00          0.00
   B-2            984,414.00     6.00000 %       977,842.47       4,889.21         0.00          0.00             0.00          0.00
   B-3            984,414.00     6.00000 %       977,842.47       4,889.21         0.00          0.00             0.00          0.00
   B-4            562,523.00     6.00000 %       558,767.83       2,793.84         0.00          0.00             0.00          0.00
   B-5            421,892.00     6.00000 %       419,075.63       2,095.38         0.00          0.00             0.00          0.00
   B-6            562,523.28     6.00000 %       558,768.07       2,793.84         0.00          0.00             0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
Totals        281,261,128.68                                  1,387,197.80         0.00          0.00             0.02          0.00
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------
                             Remaining       Ending
                 Total        Unpaid      Certificate/
               Interest      Interest       Notional
  Class      Distribution    Shortfall      Balance
--------------------------------------------------------
   A-1        1,359,255.57         0.00  269,695,642.04
   A-PO               0.00         0.00      212,695.08
    R                 0.00         0.00            0.00
   B-1           10,480.73         0.00    2,089,023.86
   B-2            4,889.21         0.00      974,520.03
   B-3            4,889.21         0.00      974,520.03
   B-4            2,793.84         0.00      556,869.30
   B-5            2,095.38         0.00      417,651.73
   B-6            2,793.84         0.00      556,869.54
--------------------------------------------------------
Totals        1,387,197.78         0.00
--------------------------------------------------------

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.

Nationsbanc Montgomery Funding Corp.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:  Customer Service - Columbia, MD
          Norwest Bank Minnesota, N.A.
          Securities Administration Services
          11000 Broken Land Parkway
          Columbia, MD  21044
          Telephone: (301) 815-6600
          Fax:       (410) 884-2369

23-Mar-1999  8:42:28PM  NMFC Series 1998-5

                     Interest Distribution Factors Statement

------------------------------------------------------------------------------------------------------------------------------------
                                              Beginning                       Payment of
                Original        Current      Certificate/        Current        Unpaid       Current     Non-Supported
                  Face        Certificate      Notional          Accrued       Interest      Interest       Interest      Realized
Class (5)        Amount           Rate          Balance          Interest      Shortfall     Shortfall      Shortfall      Losses(6)
------------------------------------------------------------------------------------------------------------------------------------
   A-1       275,420,000.00     6.00000 %     987.04203838      4.93521019    0.00000000    0.00000000      0.00000007   0.00000000
   A-PO          215,029.40     0.00000 %     992.84893136      0.00000000    0.00000000    0.00000000      0.00000000   0.00000000
    R                100.00     6.00000 %       0.00000000      0.00000000    0.00000000    0.00000000      0.00000000   0.00000000
   B-1         2,110,233.00     6.00000 %     993.32441963      4.96662217    0.00000000    0.00000000      0.00000000   0.00000000
   B-2           984,414.00     6.00000 %     993.32442448      4.96661974    0.00000000    0.00000000      0.00000000   0.00000000
   B-3           984,414.00     6.00000 %     993.32442448      4.96661974    0.00000000    0.00000000      0.00000000   0.00000000
   B-4           562,523.00     6.00000 %     993.32441518      4.96662359    0.00000000    0.00000000      0.00000000   0.00000000
   B-5           421,892.00     6.00000 %     993.32442900      4.96662653    0.00000000    0.00000000      0.00000000   0.00000000
   B-6           562,523.28     6.00000 %     993.32434739      4.96662111    0.00000000    0.00000000      0.00000000   0.00000000
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------
                              Remaining        Ending
                 Total          Unpaid      Certificate/
               Interest        Interest       Notional
Class (5)    Distribution     Shortfall       Balance
--------------------------------------------------------
   A-1         4.93521012    0.00000000    979.21589587
   A-PO        0.00000000    0.00000000    989.14418214
    R          0.00000000    0.00000000      0.00000000
   B-1         4.96662217    0.00000000    989.94938474
   B-2         4.96661974    0.00000000    989.94938105
   B-3         4.96661974    0.00000000    989.94938105
   B-4         4.96662359    0.00000000    989.94938874
   B-5         4.96662653    0.00000000    989.94939463
   B-6         4.96662111    0.00000000    989.94932263
--------------------------------------------------------

(5)   All classes are per $1000 denomination

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.

Nationsbanc Montgomery Funding Corp.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:  Customer Service - Columbia, MD
          Norwest Bank Minnesota, N.A.
          Securities Administration Services
          11000 Broken Land Parkway
          Columbia, MD  21044
          Telephone: (301) 815-6600
          Fax:       (410) 884-2369

23-Mar-1999  8:42:28PM  NMFC Series 1998-5

                       Certificateholder Account Statement

--------------------------------------------------------------------------------
                          CERTIFICATE ACCOUNT

Beginning Balance                                                           0.00

Deposits
  Payments of Interest and Principal                                3,738,842.67
  Liquidations, Insurance Proceeds, Reserve Funds                           0.00
  Proceeds from Repurchased Loans                                           0.00
  Other Amounts (Servicer Advances)                                     2,100.39
  Realized Losses                                                           0.00
                                                                    ------------
Total Deposits                                                      3,740,943.06

Withdrawals
  Reimbursement for Servicer Advances                                       0.00
  Payment of Service Fee                                              178,484.54
  Payment of Interest and Principal                                 3,562,458.52
                                                                    ------------
Total Withdrawals (Pool Distribution Amount)                        3,740,943.06

Ending Balance                                                              0.00
                                                                    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                             0.00
Servicing Fee Support                                                       0.00
                                                                    ------------

Non-Supported Prepayment/Curtailment Interest
Shortfall                                                                   0.00
                                                                    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             SERVICING FEES
Gross Servicing Fee                                                   176,170.76
Trustee Fee                                                             2,313.78
Servicing Fee                                                               0.00
Supported Prepayment/Curtailment Interest Shortfall                         0.00
                                                                    ------------
Net Servicing Fee                                                     178,484.54
                                                                    ============
--------------------------------------------------------------------------------

Nationsbanc Montgomery Funding Corp.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:  Customer Service - Columbia, MD
          Norwest Bank Minnesota, N.A.
          Securities Administration Services
          11000 Broken Land Parkway
          Columbia, MD  21044
          Telephone: (301) 815-6600
          Fax:       (410) 884-2369

23-Mar-1999  8:42:28PM  NMFC Series 1998-5

------------------------------------------------------------------------------------------------------------------------------------
           Certificateholder Delinquency/Credit Enhancement Statement

                               DELINQUENCY STATUS
                                                                                                   Percentage Delinquent
                                                                                                         Based On
                                                               Current              Unpaid
                                                                Number           Principal           Number         Unpaid
                                                              of Loans             Balance         of Loans        Balance
                                                              ---------        ------------     ------------   ------------
30 Days                                                              1          255,183.52       0.125156 %     0.092633 %
60 Days                                                              0                0.00       0.000000 %     0.000000 %
90+ Days                                                             0                0.00       0.000000 %     0.000000 %
Foreclosure                                                          0                0.00       0.000000 %     0.000000 %
REO                                                                  0                0.00       0.000000 %     0.000000 %
                                                              ---------        ------------     ------------   ------------

Totals                                                               1          255,183.52       0.125156 %     0.092633 %

Current Period Realized Loss - Includes Interest Shortfall                     0.00
Cumulative Realized Losses - Includes Interest Shortfall                       0.00
Current Period Class A Insufficient Funds                                      0.00
Principal Balance of Contaminated Properties                                   0.00
Periodic Advance                                                               2,100.39
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                SUBORDINATION LEVEL/CREDIT ENHANCEMENT/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE
                                                                                                          Current             Next
                        Original $           Original %          Current $            Current %           Class %     Prepayment %
                   ----------------    -----------------    ---------------     ----------------     -------------   --------------
       Class A        5,625,999.28         2.00027615 %       5,569,454.49         2.02174355 %       97.978256 %     100.000000 %
     Class B-1        3,515,766.28         1.25000077 %       3,480,430.63         1.26341605 %        0.758328 %       0.000000 %
     Class B-2        2,531,352.28         0.90000075 %       2,505,910.60         0.90965975 %        0.353756 %       0.000000 %
     Class B-3        1,546,938.28         0.55000074 %       1,531,390.57         0.55590346 %        0.353756 %       0.000000 %
     Class B-4          984,415.28         0.35000047 %         974,521.27         0.35375675 %        0.202147 %       0.000000 %
     Class B-5          562,523.28         0.20000036 %         556,869.54         0.20214680 %        0.151610 %       0.000000 %
     Class B-6                0.00         0.00000000 %               0.00         0.00000000 %        0.202147 %       0.000000 %

Please Refer to the Prospectus Supplement for a Full Description of Loss Exposure
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    Bankruptcy           100,000.00        0.03555415 %         100,000.00         0.03630057 %
         Fraud         2,812,611.29        1.00000000 %       2,812,611.29         1.02099384 %
Special Hazard         2,905,723.88        1.03310539 %       2,754,777.92         1.00000000 %

Limit of Subordinate's Exposure to Certain Types of Losses
------------------------------------------------------------------------------------------------------------------------------------

Nationsbanc Montgomery Funding Corp.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:  Customer Service - Columbia, MD
          Norwest Bank Minnesota, N.A.
          Securities Administration Services
          11000 Broken Land Parkway
          Columbia, MD  21044
          Telephone: (301) 815-6600
          Fax:       (410) 884-2369

23-Mar-1999  8:42:28PM  NMFC Series 1998-5

--------------------------------------------------------------------------------
                              COLLATERAL STATEMENT
Collateral Description                                               Mixed Fixed
Weighted Average Gross Coupon                                         6.766786 %
Weighted Average Net Coupon                                           6.005386 %
Weighted Average Pass-Through Rate                                    5.995386 %
Weighted Average Maturity (Stepdown Calculation)                             174

Beginning Scheduled Collateral Loan Count                                    802
Number of Loans Paid in Full                                                   3
Ending Scheduled Collateral Loan Count                                       799

Beginning Scheduled Collateral Balance                            277,653,052.35
Ending Scheduled Collateral Balance                               275,477,791.61
Ending Actual Collateral Balance at 28-Feb-1999                   276,237,102.46
Monthly P&I Constant                                                2,509,095.64
Class A Optimal Amount                                              3,514,731.77

Ending Scheduled Balance for Premium Loans                        275,477,791.61
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Senior Percentage                                                  97.98570816 %
Subordinate Percentage                                              2.01429184 %
Senior Prepayment Percentage                                               100 %
Subordinate Prepayment Percentage                                          0.0 %
--------------------------------------------------------------------------------

     NORWEST ASSET SECURITIES CORPORATION
      MORTGAGE PASS-THROUGH CERTIFICATES
          SERIES 1997-1, CLASS A-PO

Norwest Asset Securities Corporation
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:     Customer Service
             Norwest Bank Minnesota, N.A.
             Securities Administration Services
             7485 New Horizon Way
             Frederick, MD  21703
             Telephone: (301) 846-8130
             Fax:     (301) 846-8152

22-Mar-1999  9:12:16AM  NASCOR Series 1997-1

                     Certificateholder Distribution Summary

---------------------------------------------------------------------------------------------------------------------------
                             Certificate      Certificate        Beginning                                        Current
                                Class         Pass-Through      Certificate        Interest       Principal       Realized
  Class         CUSIP        Description          Rate            Balance        Distribution    Distribution       Loss
---------------------------------------------------------------------------------------------------------------------------
   A-1        66937NHP6          PAC            6.50000 %               0.00             0.00            0.00        0.00
   A-2        66937NHQ4          PAC            6.50000 %      15,215,249.98        82,415.94    4,186,969.65        0.00
   A-3        66937NHR2          PAC            6.50000 %      27,806,000.00       150,615.83            0.00        0.00
   A-4        66937NHS0          PAC            7.00000 %      21,356,000.00       124,576.67            0.00        0.00
   A-5        66937NHT8          IO             7.25000 %               0.00        31,337.45            0.00        0.00
   A-6        66937NHU5          AD             7.25000 %               0.00             0.00            0.00        0.00
   A-7        66937NHV3         SEQ,Z           7.25000 %               0.00             0.00            0.00        0.00
   A-8        66937NHW1          SEQ            7.25000 %      17,862,236.02       107,917.68       71,537.24        0.00
   APO        66937NHX9          PO             0.00000 %       1,402,891.52             0.00       27,864.25        0.00
   A-R        66937NHY7           R             7.25000 %               0.00             0.00            0.00        0.00
  A-LR        66937NHZ4          LR             7.25000 %               0.00             0.00            0.00        0.00
    M         66937NJA7          MEZ            7.25000 %       2,544,154.29        15,370.93       10,189.19        0.00
   B-1        66937NJB5          SUB            7.25000 %       1,695,491.88        10,243.60        6,790.35        0.00
   B-2        66937NJC3          SUB            7.25000 %         847,745.94         5,121.80        3,395.17        0.00
   B-3        66937NJD1          SUB            7.25000 %         508,647.56         3,073.08        2,037.10        0.00
   B-4        66937NJE9          SUB            7.25000 %         254,782.02         1,539.31        1,020.39        0.00
   B-5        66937NJF6          SUB            7.25000 %         508,877.12         3,074.47        1,928.39      109.63
---------------------------------------------------------------------------------------------------------------------------
Totals                                                         90,002,076.33       535,286.76    4,311,731.73      109.63
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
                Ending                             Cumulative
              Certificate            Total           Realized
  Class         Balance          Distribution         Losses
---------------------------------------------------------------
   A-1                0.00               0.00            0.00
   A-2       11,028,280.34       4,269,385.59            0.00
   A-3       27,806,000.00         150,615.83            0.00
   A-4       21,356,000.00         124,576.67            0.00
   A-5                0.00          31,337.45            0.00
   A-6                0.00               0.00            0.00
   A-7                0.00               0.00            0.00
   A-8       17,790,698.79         179,454.92            0.00
   APO        1,375,027.26          27,864.25            0.00
   A-R                0.00               0.00            0.00
  A-LR                0.00               0.00            0.00
    M         2,533,965.10          25,560.12            0.00
   B-1        1,688,701.53          17,033.95            0.00
   B-2          844,350.76           8,516.97            0.00
   B-3          506,610.46           5,110.18            0.00
   B-4          253,761.63           2,559.70            0.00
   B-5          506,839.10           5,002.86       11,749.21
---------------------------------------------------------------
Totals       85,690,234.97       4,847,018.49       11,749.21
---------------------------------------------------------------

All distributions required by the Pooling and Servicing Agreement have been calculated by the Certificate Administrator on behalf of the Trustee.

Edward M. Frere, Jr.
Vice President, Norwest Bank Minnesota, N.A.

Norwest Asset Securities Corporation
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:     Customer Service
             Norwest Bank Minnesota, N.A.
             Securities Administration Services
             7485 New Horizon Way
             Frederick, MD  21703
             Telephone: (301) 846-8130
             Fax:     (301) 846-8152

22-Mar-1999  9:12:16AM  NASCOR Series 1997-1

                        Principal Distribution Statement

---------------------------------------------------------------------------------------------------------------------------
                    Original          Beginning        Scheduled      Unscheduled                                 Total
                     Face            Certificate       Principal       Principal                   Realized     Principal
   Class            Amount             Balance       Distribution    Distribution      Accretion    Loss(1)     Reduction
---------------------------------------------------------------------------------------------------------------------------
    A-1          28,214,000.00               0.00           0.00             0.00         0.00        0.00            0.00
    A-2          21,976,000.00      15,215,249.98     257,827.22     3,929,142.42         0.00        0.00    4,186,969.65
    A-3          27,806,000.00      27,806,000.00           0.00             0.00         0.00        0.00            0.00
    A-4          21,356,000.00      21,356,000.00           0.00             0.00         0.00        0.00            0.00
    A-5                   0.00               0.00           0.00             0.00         0.00        0.00            0.00
    A-6          45,834,000.00               0.00           0.00             0.00         0.00        0.00            0.00
    A-7          11,541,000.00               0.00           0.00             0.00         0.00        0.00            0.00
    A-8          19,490,000.00      17,862,236.02      71,537.24             0.00         0.00        0.00       71,537.24
    APO           1,873,162.03       1,402,891.52       5,855.35        22,008.91         0.00        0.00       27,864.25
    A-R                  25.00               0.00           0.00             0.00         0.00        0.00            0.00
   A-LR                  25.00               0.00           0.00             0.00         0.00        0.00            0.00
     M            2,776,000.00       2,544,154.29      10,189.19             0.00         0.00        0.00       10,189.19
    B-1           1,850,000.00       1,695,491.88       6,790.35             0.00         0.00        0.00        6,790.35
    B-2             925,000.00         847,745.94       3,395.17             0.00         0.00        0.00        3,395.17
    B-3             555,000.00         508,647.56       2,037.10             0.00         0.00        0.00        2,037.10
    B-4             278,000.00         254,782.02       1,020.39             0.00         0.00        0.00        1,020.39
    B-5             555,250.48         508,877.12       1,928.39             0.00         0.00      109.63        2,038.02
---------------------------------------------------------------------------------------------------------------------------
Totals          185,029,462.51      90,002,076.33     360,580.40     3,951,151.33         0.00      109.63    4,311,841.36
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------
                    Ending              Ending          Total
                  Certificate         Certificate     Principal
   Class            Balance           Percentage     Distribution
-------------------------------------------------------------------
    A-1                   0.00         0.00000000            0.00
    A-2          11,028,280.34         0.50183292    4,186,969.65
    A-3          27,806,000.00         1.00000000            0.00
    A-4          21,356,000.00         1.00000000            0.00
    A-5                   0.00         0.00000000            0.00
    A-6                   0.00         0.00000000            0.00
    A-7                   0.00         0.00000000            0.00
    A-8          17,790,698.79         0.91281164       71,537.24
    APO           1,375,027.26         0.73406744       27,864.25
    A-R                   0.00         0.00000000            0.00
   A-LR                   0.00         0.00000000            0.00
     M            2,533,965.10         0.91281164       10,189.19
    B-1           1,688,701.53         0.91281164        6,790.35
    B-2             844,350.76         0.91281163        3,395.17
    B-3             506,610.46         0.91281164        2,037.10
    B-4             253,761.63         0.91281162        1,020.39
    B-5             506,839.10         0.91281164        1,928.39
-------------------------------------------------------------------
Totals           85,690,234.97         0.46311670    4,311,731.73
-------------------------------------------------------------------

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.

Norwest Asset Securities Corporation
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:     Customer Service
             Norwest Bank Minnesota, N.A.
             Securities Administration Services
             7485 New Horizon Way
             Frederick, MD  21703
             Telephone: (301) 846-8130
             Fax:     (301) 846-8152

22-Mar-1999  9:12:16AM  NASCOR Series 1997-1

                    Principal Distribution Factors Statement

---------------------------------------------------------------------------------------------------------------------------------
                   Original           Beginning       Scheduled      Unscheduled                                       Total
                     Face            Certificate      Principal       Principal                      Realized        Principal
 Class (2)          Amount             Balance       Distribution    Distribution     Accretion       Loss(3)        Reduction
---------------------------------------------------------------------------------------------------------------------------------
    A-1          28,214,000.00         0.00000000     0.00000000       0.00000000     0.00000000     0.00000000       0.00000000
    A-2          21,976,000.00       692.35757099    11.73221787     178.79242901     0.00000000     0.00000000     190.52464734
    A-3          27,806,000.00      1000.00000000     0.00000000       0.00000000     0.00000000     0.00000000       0.00000000
    A-4          21,356,000.00      1000.00000000     0.00000000       0.00000000     0.00000000     0.00000000       0.00000000
    A-5                   0.00         0.00000000     0.00000000       0.00000000     0.00000000     0.00000000       0.00000000
    A-6          45,834,000.00         0.00000000     0.00000000       0.00000000     0.00000000     0.00000000       0.00000000
    A-7          11,541,000.00         0.00000000     0.00000000       0.00000000     0.00000000     0.00000000       0.00000000
    A-8          19,490,000.00       916,48209441     3.67045870       0.00000000     0.00000000     0.00000000       3.67045870
    APO           1,873,162.03       748.94296250     3.12591752      11.74960289     0.00000000     0.00000000      14.87551507
    A-R                  25.00         0.00000000     0.00000000       0.00000000     0.00000000     0.00000000       0.00000000
   A-LR                  25.00         0.00000000     0.00000000       0.00000000     0.00000000     0.00000000       0.00000000
     M            2,776,000.00       916.48209294     3.67045749       0.00000000     0.00000000     0.00000000       3.67045749
    B-1           1,850,000.00       916.48209730     3.67045946       0.00000000     0.00000000     0.00000000       3.67045946
    B-2             925,000.00       916.48209730     3.67045405       0.00000000     0.00000000     0.00000000       3.67045405
    B-3             555,000.00       916.48209009     3.67045045       0.00000000     0.00000000     0.00000000       3.67045045
    B-4             278,000.00       916.48208633     3.67046763       0.00000000     0.00000000     0.00000000       3.67046763
    B-5             555,250.48       916.48208931     3.47300915       0.00000000     0.00000000     0.19744242       3.67045158
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
                    Ending          Ending          Total
                  Certificate     Certificate     Principal
 Class (2)          Balance       Percentage     Distribution
---------------------------------------------------------------
    A-1             0.00000000     0.00000000      0.00000000
    A-2           501.83292410     0.50183292    190.52464734
    A-3          1000.00000000     1.00000000      0.00000000
    A-4          1000.00000000     1.00000000      0.00000000
    A-5             0.00000000     0.00000000      0.00000000
    A-6             0.00000000     0.00000000      0.00000000
    A-7             0.00000000     0.00000000      0.00000000
    A-8           912.81163622     0.91281164      3.67045870
    APO           734.06744210     0.73406744     14.87551507
    A-R             0.00000000     0.00000000      0.00000000
   A-LR             0.00000000     0.00000000      0.00000000
     M            912.81163545     0.91281164      3.67045749
    B-1           912.81163784     0.91281164      3.67045946
    B-2           912.81163243     0.91281163      3.67045405
    B-3           912.81163964     0.91281164      3.67045045
    B-4           912.81161871     0.91281162      3.67046763
    B-5           912.81163773     0.91281164      3.47300915
---------------------------------------------------------------

(2)   Per $1,000 Denomination, except A-R and A-LR which are Per $25
      Denomination.

(3) Amount Does Not Include Excess Special Hazard, Bankrupty, or Fraud Losses Unless Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.

Norwest Asset Securities Corporation
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:     Customer Service
             Norwest Bank Minnesota, N.A.
             Securities Administration Services
             7485 New Horizon Way
             Frederick, MD  21703
             Telephone: (301) 846-8130
             Fax:     (301) 846-8152

22-Mar-1999  9:12:16AM  NASCOR Series 1997-1

                         Interest Distribution Statement

------------------------------------------------------------------------------------------------------------------------------------
                                               Beginning                        Payment of
                Original        Current       Certificate/      Current           Unpaid    Current         Non-Supported
                  Face        Certificate       Notional        Accrued          Interest   Interest          Interest     Realized
  Class          Amount           Rate          Balance         Interest         Shortfall  Shortfall         Shortfall    Losses(4)
------------------------------------------------------------------------------------------------------------------------------------
   A-1        28,214,000.00     6.50000 %              0.00           0.00          0.00       0.00             0.00         0.00
   A-2        21,976,000.00     6.50000 %     15,215,249.98      82,415.94          0.00       0.00             0.00         0.00
   A-3        27,806,000.00     6.50000 %     27,806,000.00     150,615.83          0.00       0.00             0.00         0.00
   A-4        21,356,000.00     7.00000 %     21,356,000.00     124,576.67          0.00       0.00             0.00         0.00
   A-5                 0.00     7.25000 %      5,186,887.93      31,337.45          0.00       0.00             0.00         0.00
   A-6        45,834,000.00     7.25000 %              0.00           0.00          0.00       0.00             0.00         0.00
   A-7        11,541,000.00     7.25000 %              0.00           0.00          0.00       0.00             0.00         0.00
   A-8        19,490,000.00     7.25000 %     17,862,236.02     107,917.68          0.00       0.00             0.00         0.00
   APO         1,873,162.03     0.00000 %      1,402,891.52           0.00          0.00       0.00             0.00         0.00
   A-R                25.00     7.25000 %              0.00           0.00          0.00       0.00             0.00         0.00
  A-LR                25.00     7.25000 %              0.00           0.00          0.00       0.00             0.00         0.00
    M          2,776,000.00     7.25000 %      2,544,154.29      15,370.93          0.00       0.00             0.00         0.00
   B-1         1,850,000.00     7.25000 %      1,695,491.88      10,243.60          0.00       0.00             0.00         0.00
   B-2           925,000.00     7.25000 %        847,745.94       5,121.80          0.00       0.00             0.00         0.00
   B-3           555,000.00     7.25000 %        508,647.56       3,073.08          0.00       0.00             0.00         0.00
   B-4           278,000.00     7.25000 %        254,782.02       1,539.31          0.00       0.00             0.00         0.00
   B-5           555,250.48     7.25000 %        508,877.12       3,074.47          0.00       0.00             0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
Totals       185,029,462.51                                     535,286.76          0.00       0.00             0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
                                 Remaining      Ending
                   Total          Unpaid      Certificate/
                  Interest       Interest      Notional
  Class          Distribution    Shortfall     Balance
------------------------------------------------------------
   A-1                 0.00         0.00              0.00
   A-2            82,415.94         0.00     11,028,280.34
   A-3           150,615.83         0.00     27,806,000.00
   A-4           124,576.67         0.00     21,356,000.00
   A-5            31,337.45         0.00      4,753,753.14
   A-6                 0.00         0.00              0.00
   A-7                 0.00         0.00              0.00
   A-8           107,917.68         0.00     17,790,698.79
   APO                 0.00         0.00      1,375,027.26
   A-R                 0.00         0.00              0.00
  A-LR                 0.00         0.00              0.00
    M             15,370.93         0.00      2,533,965.10
   B-1            10,243.60         0.00      1,688,701.53
   B-2             5,121.80         0.00        844,350.76
   B-3             3,073.08         0.00        506,610.46
   B-4             1,539.31         0.00        253,761.63
   B-5             3,074.47         0.00        506,839.10
------------------------------------------------------------
Totals           535,286.76         0.00
------------------------------------------------------------

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.

Norwest Asset Securities Corporation
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:     Customer Service
             Norwest Bank Minnesota, N.A.
             Securities Administration Services
             7485 New Horizon Way
             Frederick, MD  21703
             Telephone: (301) 846-8130
             Fax:     (301) 846-8152

22-Mar-1999  9:12:16AM  NASCOR Series 1997-1

                     Interest Distribution Factors Statement

------------------------------------------------------------------------------------------------------------------------------------
                                                Beginning                      Payment of
                 Original        Current       Certificate/      Current        Unpaid      Current       Non-Supported
                   Face        Certificate       Notional        Accrued       Interest     Interest        Interest       Realized
Class (5)         Amount           Rate          Balance         Interest      Shortfall    Shortfall       Shortfall      Losses(6)
------------------------------------------------------------------------------------------------------------------------------------
   A-1        28,214,000.00     6.50000 %        0.00000000     0.00000000    0.00000000    0.00000000      0.00000000    0.00000000
   A-2        21,976,000.00     6.50000 %      692.35757099     3.75027029    0.00000000    0.00000000      0.00000000    0.00000000
   A-3        27,806,000.00     6.50000 %     1000.00000000     5.41666655    0.00000000    0.00000000      0.00000000    0.00000000
   A-4        21,356,000.00     7.00000 %     1000.00000000     5.83333349    0.00000000    0.00000000      0.00000000    0.00000000
   A-5                 0.00     7.25000 %      589.08668276     3.55906561    0.00000000    0.00000000      0.00000000    0.00000000
   A-6        45,834,000.00     7.25000 %        0.00000000     0.00000000    0.00000000    0.00000000      0.00000000    0.00000000
   A-7        11,541,000.00     7.25000 %        0.00000000     0.00000000    0.00000000    0.00000000      0.00000000    0.00000000
   A-8        19,490,000.00     7.25000 %      916.48209441     5.53707953    0.00000000    0.00000000      0.00000000    0.00000000
   APO         1,873,162.03     0.00000 %      748.94296250     0.00000000    0.00000000    0.00000000      0.00000000    0.00000000
   A-R                25.00     7.25000 %        0.00000000     0.00000000    0.00000000    0.00000000      0.00000000    0.00000000
   A-LR               25.00     7.25000 %        0.00000000     0.00000000    0.00000000    0.00000000      0.00000000    0.00000000
    M          2,776,000.00     7.25000 %      916.48209294     5.53707853    0.00000000    0.00000000      0.00000000    0.00000000
   B-1         1,850,000.00     7.25000 %      916.48209730     5.53708108    0.00000000    0.00000000      0.00000000    0.00000000
   B-2           925,000.00     7.25000 %      916.48209730     5.53708108    0.00000000    0.00000000      0.00000000    0.00000000
   B-3           555,000.00     7.25000 %      916.48209009     5.53708108    0.00000000    0.00000000      0.00000000    0.00000000
   B-4           278,000.00     7.25000 %      916.48208633     5.53708633    0.00000000    0.00000000      0.00000000    0.00000000
   B-5           555,250.48     7.25000 %      916.48208931     5.53708661    0.00000000    0.00000000      0.00000000    0.00000000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
                                 Remaining        Ending
                    Total         Unpaid        Certificate/
                  Interest       Interest        Notional
Class (5)        Distribution    Shortfall        Balance
------------------------------------------------------------
   A-1            0.00000000     0.00000000       0.00000000
   A-2            3.75027029     0.00000000     501.83292410
   A-3            5.41666655     0.00000000    1000.00000000
   A-4            5.83333349     0.00000000    1000.00000000
   A-5            3.55906561     0.00000000     539.89457758
   A-6            0.00000000     0.00000000       0.00000000
   A-7            0.00000000     0.00000000       0.00000000
   A-8            5.53707953     0.00000000     912.81163622
   APO            0.00000000     0.00000000     734.06744210
   A-R            0.00000000     0.00000000       0.00000000
   A-LR           0.00000000     0.00000000       0.00000000
    M             5.53707853     0.00000000     912.81163545
   B-1            5.53708108     0.00000000     912.81163784
   B-2            5.53708108     0.00000000     912.81163243
   B-3            5.53708108     0.00000000     912.81163964
   B-4            5.53708633     0.00000000     912.81161871
   B-5            5.53708661     0.00000000     912.81163773
------------------------------------------------------------

(5)   Per $1,000 Denomination, except A-R and A-LR which are Per $25
      Denomination

(6) Amount Does Not Include Excess Special Hazard Bankrupty, or Fraud Losses Unless Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.

Norwest Asset Securities Corporation
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:     Customer Service
             Norwest Bank Minnesota, N.A.
             Securities Administration Services
             7485 New Horizon Way
             Frederick, MD  21703
             Telephone: (301) 846-8130
             Fax:     (301) 846-8152

22-Mar-1999  9:12:16AM  NASCOR Series 1997-1

                       Certificateholder Account Statement

--------------------------------------------------------------------------------

                          CERTIFICATE ACCOUNT

Beginning Balance                                                      44,476.82

Deposits
     Payments of Interest and Principal                             4,856,437.75
     Liquidations, Insurance Proceeds, Reserve Funds                        0.00
     Proceeds from Repurchased Loans                                        0.00
     Other Amounts (Servicer Advances)                                      0.00
     Realized Losses                                                        0.00
                                                              ------------------
Total Deposits                                                      4,856,437.75

Withdrawals
  Reimbursement for Servicer Advances                                       0.00
  Payment of Service Fee                                               17,225.14
  Payment of Interest and Principal                                 4,847,018.48
                                                              ------------------

Total Withdrawals (Pool Distribution Amount)                        4,864,243.62

Ending balance                                                         36,670.95
                                                              ==================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                         2,725.23
Servicing Fee Support                                                   2,725.23
                                                                 ---------------

Non-Supported Prepayment/Curtailment Interest
Shortfall                                                                   0.00
                                                                 ===============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 SERVICING FEES

Gross Servicing Fee                                                    18,750.35
Master Servicing Fee                                                    1,200.02
Supported Prepayment/Curtailment Interest Shortfall                     2,725.23
                                                                 ---------------

Net Servicing Fee                                                      17,225.14
                                                                 ---------------

--------------------------------------------------------------------------------

Norwest Asset Securities Corporation
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:     Customer Service
             Norwest Bank Minnesota, N.A.
             Securities Administration Services
             7485 New Horizon Way
             Frederick, MD  21703
             Telephone: (301) 846-8130
             Fax:     (301) 846-8152

22-Mar-1999  9:12:16AM  NASCOR Series 1997-1

------------------------------------------------------------------------------------------------------------------------------------
           Certificateholder Delinquency/Credit Enhancement Statement

                               DELINQUENCY STATUS
                                                                                                        Percentage Delinquent
                                                                                                               Based On
                                                             Current                Unpaid
                                                              Number             Principal               Number              Unpaid
                                                            of Loans               Balance             of Loans             Balance
                                                           ----------       ---------------     ----------------    ----------------
30 Days                                                            0                  0.00           0.000000 %          0.000000 %
60 Days                                                            0                  0.00           0.000000 %          0.000000 %
90+ Days                                                           0                  0.00           0.000000 %          0.000000 %
Foreclosure                                                        0                  0.00           0.000000 %          0.000000 %
REO                                                                0                  0.00           0.000000 %          0.000000 %
                                                           ----------       ---------------     ----------------    ----------------

Totals                                                             0                  0.00           0.000000 %          0.000000 %

Current Period Realized Loss - Includes Interest Shortfall                   109.63
Cumulative Realized Losses - Includes Interest Shortfall                     11,749.21
Current Period Class A Insufficient Funds                                    0.00
Principal Balance of Contaminated Properties                                 0.00
Periodic Advance                                                             320,438.11
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 SUBORDINATION LEVEL/CREDIT ENHANCEMENT/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE
                                                                                                       Current            Next
                        Original $           Original %          Current $           Current %           Class %       Prepayment %
                   ----------------    -----------------    ---------------     ---------------     -------------    ---------------
       Class A        6,939,250.48         3.75034894 %       6,334,228.58        7.39200748 %       92.487442 %       100.000000 %
       Class M        4,163,250.48         2.25004733 %       3,800,263.48        4.43488512 %        3.005348 %         0.000000 %
     Class B-1        2,313,250.48         1.25020656 %       2,111,561.95        2.46418037 %        2.002843 %         0.000000 %
     Class B-2        1,388,250.48         0.75028618 %       1,267,211.19        1.47882800 %        1.001422 %         0.000000 %
     Class B-3          833,250.48         0.45033395 %         760,600.73        0.88761658 %        0.600853 %         0.000000 %
     Class B-4          555,250.48         0.30008760 %         506,839.10        0.59147825 %        0.300968 %         0.000000 %
     Class B-5                0.00         0.00000000 %               0.00        0.00000000 %        0.601124 %         0.000000 %
Please Refer to the Prospectus Supplement for a Full Description of Loss Exposure
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    Bankruptcy           100,000.00        0.05404545 %         100,000.00         0.11669941 %
         Fraud         3,700,589.25        2.00000000 %         957,058.28         1.11688138 %
Special hazard         2,000,000.00        1.08090894 %       1,847,138.70         2.15559999 %
Limit of Subordinate's Exposure to Certain Types of Losses
------------------------------------------------------------------------------------------------------------------------------------

Norwest Asset Securities Corporation
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:     Customer Service
             Norwest Bank Minnesota, N.A.
             Securities Administration Services
             7485 New Horizon Way
             Frederick, MD  21703
             Telephone: (301) 846-8130
             Fax:     (301) 846-8152

22-Mar-1999  9:12:16AM  NASCOR Series 1997-1

--------------------------------------------------------------------------------
                              COLLATERAL STATEMENT

Collateral Description                                            Fixed 15 Year
Weighted Average Gross Coupon                                        7.632335 %
Weighted Average Pass-Through Rate                                   7.250000 %
Weighted Average Maturity (Stepdown Calculation)                            151

Beginning Scheduled Collateral Loan Count                                   350
Number of Loans Paid in Full                                                 14
Ending Scheduled Collateral Loan Count                                      336

Beginning Scheduled Collateral Balance                            90,002,076.34
Ending Scheduled Collateral Balance                               85,690,234.97
Ending Actual Collateral Balance at 28-Feb-1999                   89,158,140.75
Ending Scheduled Balance For Norwest                              74,728,951.13
Ending Schedule Balance For Other Services                        10,961,283.84
Monthly P&I Constant                                                 932,178.69
Class A Optimal Amount                                             4,755,370.45
Class AP Deferred Amount                                                   0.00
Ending Scheduled Balance for Premium Loans                        47,803,676.45
Ending Scheduled Balance for Discount Loans                      777,886,558.52

Unpaid Principal Balance of Outstanding Mortgage
  Loans with Original LTV:
Less than or equal to 80%                                         80,272,121.47
Greater than 80%, less than or equal to 85%                        1,021,847.25
Greater than 85%, less than or equal to 95%                        4,502,963.35
Greater than 95%                                                           0.00
--------------------------------------------------------------------------------

                    NSCOR
      MORTGAGE PASS-THROUGH CERTIFICATES,
           SERIES 1997-5, CLASS A-PO

Norwest Asset Securities Corporation
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:  Customer Service
          Norwest Bank Minnesota, N.A.
          Securities Administration Services
          7485 New Horizon Way
          Frederick, MD 21703
          Telephone: (301) 846-8130
          Fax:       (301) 846-8152

22-Mar-1999    9:13:49AM      NASCOR Series 1997-5

                     Certificateholder Distribution Summary

--------------------------------------------------------------------------------------------------------------------------
                              Certificate          Certificate     Beginning                                       Current
                                 Class            Pass-Through    Certificate      Interest       Principal       Realized
  Class          CUSIP        Description            Rate          Balance       Distribution    Distribution       Loss
--------------------------------------------------------------------------------------------------------------------------
   A-1         66937NKV9          SEQ               7.00000%            0 .00            0.00            0.00        0.00
   A-2         66937NKW7          SEQ               7.00000%    32,942,295.04      192,163.39    2,972,906.07        0.00
   A-3         66937NKX5          SEQ               7.00000%    12,896,000.00       75,226.67            0.00        0.00
   A-4         66937NKY3          SEQ               7.00000%     8,097,000.00       47,232.50            0.00        0.00
   A-5         66937NKZ0          SEQ               7.00000%    34,355,456.37      200,406.83      137,180.99        0.00
   AWIO        199705WIO          WIO               0.39635%             0.00       20,695.56            0.00        0.00
   A-R         66937NLB2           R                7.00000%             0.00            0.00            0.00        0.00
   APO         66937NLA4          PO                0.00000%       824,872.80            0.00       11,322.47        0.00
    M          66937NLC0          MEZ               7.00000%     1,384,258.74        8,074.84        5,527.33        0.00
   B-1         66937NLD8          SUB               7.00000%       692,129.37        4,037.42        2,763.67        0.00
   B-2         66937NLE6          SUB               7.00000%       345,141.85        2,013.33        1,378.15        0.00
   B-3         66937NMC9          SUB               7.00000%       484,490.56        2,826.19        1,934.57        0.00
   B-4         66937NMD7          SUB               7.00000%       276,851.75        1,614.97        1,105.47        0.00
   B-5         66937NME5          SUB               7.00000%       277,355.10        1,831.82          755.71      351.76
--------------------------------------------------------------------------------------------------------------------------
Totals                                                          92,575,851.58      556,123.52    3,134,874.43      351.76
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
                    Ending                            Cumulative
                  Certificate           Total          Realized
  Class             Balance          Distribution       Losses
----------------------------------------------------------------
   A-1                    0.00              0.00          0.00
   A-2           29,969,388.98      3,165,069.46          0.00
   A-3           12,896,000.00         75,226.67          0.00
   A-4            8,097,000.00         47,232.50          0.00
   A-5           34,218,275.38        337,587.82          0.00
   AWIO                   0.00         20,695.56          0.00
   A-R                    0.00              0.00          0.00
   APO              813,550.33         11,322.47          0.00
    M             1,378,731.41         13,602.17          0.00
   B-1              689,365.71          6,801.09          0.00
   B-2              343,763.70          3,391.48          0.00
   B-3              482,555.99          4,760.76          0.00
   B-4              275,746.28          2,720.44          0.00
   B-5              276,247.63          2,587.53      9,903.03
----------------------------------------------------------------
Totals           89,440,625.41      3,690,997.95      9,903.03
----------------------------------------------------------------

All distributions required by the Pooling and Servicing Agreement have been calculated by the Certificate Administrator on behalf of the Trustee. Edward M. Frere, Jr.
Vice President, Norwest Bank Minnesota, N.A.

Norwest Asset Securities Corporation
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:  Customer Service
          Norwest Bank Minnesota, N.A.
          Securities Administration Services
          7485 New Horizon Way
          Frederick, MD 21703
          Telephone: (301) 846-8130
          Fax:       (301) 846-8152

22-Mar-1999    9:13:49AM      NASCOR Series 1997-5

                        Principal Distribution Statement

--------------------------------------------------------------------------------------------------------------------------
                   Original          Beginning        Scheduled     Unscheduled                                  Total
                     Face           Certificate       Principal      Principal                     Realized    Principal
   Class            Amount            Balance       Distribution    Distribution      Accretion     Loss(1)    Reduction
--------------------------------------------------------------------------------------------------------------------------
    A-1          20,600,000.00              0.00           0.00            0.00          0.00        0.00            0.00
    A-2          66,361,000.00     32,942,295.04     215,363.09    2,757,542.98          0.00        0.00    2,972,906.07
    A-3          12,896,000.00     12,896,000.00           0.00            0.00          0.00        0.00            0.00
    A-4           8,097,000.00      8,097,000.00           0.00            0.00          0.00        0.00            0.00
    A-5          37,228,000.00     34,355,456.37     137,180.99            0.00          0.00        0.00      137,180.99
   AWIO                   0.00              0.00           0.00            0.00          0.00        0.00            0.00
    A-R                  50.00              0.00           0.00            0.00          0.00        0.00            0.00
    APO           1,021,548.89        824,872.80       3,329.16        7,993.31          0.00        0.00       11,322.47
     M            1,500,000.00      1,384,258.74       5,527.33            0.00          0.00        0.00        5,527.33
    B-1             750,000.00        692,129.37       2,763.67            0.00          0.00        0.00        2,763.67
    B-2             374,000.00        345,141.85       1,378.15            0.00          0.00        0.00        1,378.15
    B-3             525,000.00        484,490.56       1,934.57            0.00          0.00        0.00        1,934.57
    B-4             300,000.00        276,851.75       1,105.47            0.00          0.00        0.00        1,105.47
    B-5             300,545.44        277,355.10         755.71            0.00          0.00      351.76        1,107.47
--------------------------------------------------------------------------------------------------------------------------
Totals          149,953,144.33     92,575,851.58     369,338.14    2,765,536.29          0.00      351.76    3,135,226.19
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
                     Ending           Ending           Total
                  Certificate       Certificate      Principal
   Class            Balance         Percentage     Distribution
----------------------------------------------------------------
    A-1                   0.00      0.00000000             0.00
    A-2          29,969,388.98      0.45161147     2,972,906.07
    A-3          12,896,000.00      1.00000000             0.00
    A-4           8,097,000.00      1.00000000             0.00
    A-5          34,218,275.38      0.91915428       137,180.99
   AWIO                   0.00      0.00000000             0.00
    A-R                   0.00      0.00000000             0.00
    APO             813,550.33      0.79638903        11,322.47
     M            1,378,731.41      0.91915427         5,527.33
    B-1             689,365.71      0.91915428         2,763.67
    B-2             343,763.70      0.91915428         1,378.15
    B-3             482,555.99      0.91915427         1,934.57
    B-4             275,746.28      0.91915427         1,105.47
    B-5             276,247.63      0.91915429           755.71
----------------------------------------------------------------
Totals           89,440,625.41      0.59645714     3,134,874.43
----------------------------------------------------------------

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.

Norwest Asset Securities Corporation
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:  Customer Service
          Norwest Bank Minnesota, N.A.
          Securities Administration Services
          7485 New Horizon Way
          Frederick, MD 21703
          Telephone: (301) 846-8130
          Fax:       (301) 846-8152

22-Mar-1999    9:13:49AM      NASCOR Series 1997-5

                    Principal Distribution Factors Statement

---------------------------------------------------------------------------------------------------------------------------------
                    Original          Beginning       Scheduled      Unscheduled                                       Total
                      Face           Certificate      Principal       Principal                      Realized        Principal
  Class(2)           Amount            Balance       Distribution    Distribution      Accretion       Loss(3)        Reduction
---------------------------------------------------------------------------------------------------------------------------------
     A-1         20,600,000.00         0.00000000     0.00000000       0.00000000     0.00000000     0.00000000       0.00000000
     A-2         66,361,000.00       496.41046759     3.24532617      41.55366827     0.00000000     0.00000000      44.79899444
     A-3         12,896,000.00      1000.00000000     0.00000000       0.00000000     0.00000000     0.00000000       0.00000000
     A-4          8,097,000.00      1000.00000000     0.00000000       0.00000000     0.00000000     0.00000000       0.00000000
     A-5         37,228,000.00       922.83916326     3.68488745       0.00000000     0.00000000     0.00000000       3.68488745
    AWIO                  0.00         0.00000000     0.00000000       0.00000000     0.00000000     0.00000000       0.00000000
     A-R                 50.00         0.00000000     0.00000000       0.00000000     0.00000000     0.00000000       0.00000000
     APO          1,021,548.89       807.47266046     3.25893360       7.82469648     0.00000000     0.00000000      11.08363007
      M           1,500,000.00       922.83916000     3.68488667       0.00000000     0.00000000     0.00000000       3.68488667
     B-1            750,000.00       922.83916000     3.68489333       0.00000000     0.00000000     0.00000000       3.68489333
     B-2            374,000.00       922.83917112     3.68489305       0.00000000     0.00000000     0.00000000       3.68489305
     B-3            525,000.00       922.83916190     3.68489524       0.00000000     0.00000000     0.00000000       3.68489524
     B-4            300,000.00       922.83916667     3.68490000       0.00000000     0.00000000     0.00000000       3.68490000
     B-5            300,545.44       922.83915537     2.51446171       0.00000000     0.00000000     1.17040538       3.68486709
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
                     Ending           Ending          Total
                  Certificate      Certificate      Principal
  Class(2)          Balance         Percentage     Distribution
---------------------------------------------------------------
     A-1            0.00000000      0.00000000      0.00000000
     A-2          451.61147331      0.45161147     44.79899444
     A-3         1000.00000000      1.00000000      0.00000000
     A-4         1000.00000000      1.00000000      0.00000000
     A-5          919.15427581      0.91915428      3.68488745
    AWIO            0.00000000      0.00000000      0.00000000
     A-R            0.00000000      0.00000000      0.00000000
     APO          796.38903039      0.79638903     11.08363007
      M           919.15427333      0.91915427      3.68488667
     B-1          919.15428000      0.91915428      3.68489333
     B-2          919.15427807      0.91915428      3.68489305
     B-3          919.15426667      0.91915427      3.68489524
     B-4          919.15426667      0.91915427      3.68490000
     B-5          919.15428828      0.91915429      2.51446171
---------------------------------------------------------------

(2) Per $1,000 denomination, except A-R is per $50 and A-WIO is per 1% percentage interest.

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.

Norwest Asset Securities Corporation
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:  Customer Service
          Norwest Bank Minnesota, N.A.
          Securities Administration Services
          7485 New Horizon Way
          Frederick, MD 21703
          Telephone: (301) 846-8130
          Fax:       (301) 846-8152

22-Mar-1999    9:13:49AM      NASCOR Series 1997-5

                         Interest Distribution Statement

--------------------------------------------------------------------------------------------------------------------------------
                                               Beginning                   Payment of
                  Original        Current     Certificate/     Current       Unpaid       Current     Non-Supported
                   Face         Certificate     Notional       Accrued      Interest     Interest       Interest      Realized
  Class           Amount           Rate         Balance       Interest      Shortfall    Shortfall      Shortfall      Losses(4)
--------------------------------------------------------------------------------------------------------------------------------
   A-1         20,600,000.00     7.00000%             0.00         0.00         0.00        0.00            0.00         0.00
   A-2         66,361,000.00     7.00000%    32,942,295.04   192,163.39         0.00        0.00            0.00         0.00
   A-3         12,896,000.00     7.00000%    12,896,000.00    75,226.67         0.00        0.00            0.00         0.00
   A-4          8,097,000.00     7.00000%     8,097,000.00    47,232.50         0.00        0.00            0.00         0.00
   A-5         37,228,000.00     7.00000%    34,355,456.37   200,406.83         0.00        0.00            0.00         0.00
   AWIO                 0.00     0.39635%    62,658,536.68    20,695.56         0.00        0.00            0.00         0.00
   A-R                 50.00     7.00000%             0.00         0.00         0.00        0.00            0.00         0.00
   APO          1,021,548.89     0.00000%       824,872.80         0.00         0.00        0.00            0.00         0.00
    M           1,500,000.00     7.00000%     1,384,258.74     8,074.84         0.00        0.00            0.00         0.00
   B-1            750,000.00     7.00000%       692,129.37     4,037.42         0.00        0.00            0.00         0.00
   B-2            374,000.00     7.00000%       345,141.85     2,013.33         0.00        0.00            0.00         0.00
   B-3            525,000.00     7.00000%       484,490.56     2,826.19         0.00        0.00            0.00         0.00
   B-4            300,000.00     7.00000%       276,851.75     1,614.97         0.00        0.00            0.00         0.00
   B-5            300,545.44     7.00000%       277,355.10     1,617.90       213.92        0.00            0.00         0.00
--------------------------------------------------------------------------------------------------------------------------------
Totals        149,953,144.33                                 555,909.60       213.92        0.00            0.00         0.00
--------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------
                                 Remaining       Ending
                Total             Unpaid      Certificate/
              Interest           Interest       Notional
  Class     Distribution         Shortfall      Balance
-----------------------------------------------------------
   A-1             0.00            0.00               0.00
   A-2       192,163.39            0.00      29,969,388.98
   A-3        75,226.67            0.00      12,896,000.00
   A-4        47,232.50            0.00       8,097,000.00
   A-5       200,406.83            0.00      34,218,275.38
   AWIO       20,695.56            0.00      59,875,235.93
   A-R             0.00            0.00               0.00
   APO             0.00            0.00         813,550.33
    M          8,074.84            0.00       1,378,731.41
   B-1         4,037.42            0.00         689,365.71
   B-2         2,013.33            0.00         343,763.70
   B-3         2,826.19            0.00         482,555.99
   B-4         1,614.97            0.00         275,746.28
   B-5         1,831.82            0.00         276,247.63
-----------------------------------------------------------
Totals       556,123.52            0.00
-----------------------------------------------------------

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.

Norwest Asset Securities Corporation
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:  Customer Service
          Norwest Bank Minnesota, N.A.
          Securities Administration Services
          7485 New Horizon Way
          Frederick, MD 21703
          Telephone: (301) 846-8130
          Fax:       (301) 846-8152

22-Mar-1999    9:13:49AM      NASCOR Series 1997-5

                     Interest Distribution Factors Statement

----------------------------------------------------------------------------------------------------------------------------------
                                               Beginning                      Payment of
                 Original       Current       Certificate/       Current        Unpaid      Current    Non-Supported
                   Face       Certificate       Notional         Accrued      Interest     Interest      Interest       Realized
 Class(5)         Amount         Rate           Balance         Interest      Shortfall    Shortfall     Shortfall      Losses(6)
----------------------------------------------------------------------------------------------------------------------------------
    A-1       20,600,000.00    7.00000%         0.00000000      0.00000000    0.00000000   0.00000000    0.00000000    0.00000000
    A-2       66,361,000.00    7.00000%       496.41046759      2.89572776    0.00000000   0.00000000    0.00000000    0.00000000
    A-3       12,896,000.00    7.00000%      1000.00000000      5.83333359    0.00000000   0.00000000    0.00000000    0.00000000
    A-4        8,097,000.00    7.00000%      1000.00000000      5.83333333    0.00000000   0.00000000    0.00000000    0.00000000
    A-5       37,228,000.00    7.00000%       922.83916326      5.38322848    0.00000000   0.00000000    0.00000000    0.00000000
   AWIO                0.00    0.39635%    626585.36680000    206.95560000    0.00000000   0.00000000    0.00000000    0.00000000
    A-R               50.00    7.00000%         0.00000000      0.00000000    0.00000000   0.00000000    0.00000000    0.00000000
    APO        1,021,548.89    0.00000%       807.47266046      0.00000000    0.00000000   0.00000000    0.00000000    0.00000000
     M         1,500,000.00    7.00000%       922.83916000      5.38322667    0.00000000   0.00000000    0.00000000    0.00000000
    B-1          750,000.00    7.00000%       922.83916000      5.38322667    0.00000000   0.00000000    0.00000000    0.00000000
    B-2          374,000.00    7.00000%       922.83917112      5.38323529    0.00000000   0.00000000    0.00000000    0.00000000
    B-3          525,000.00    7.00000%       922.83916190      5.38321905    0.00000000   0.00000000    0.00000000    0.00000000
    B-4          300,000.00    7.00000%       922.83916667      5.38323333    0.00000000   0.00000000    0.00000000    0.00000000
    B-5          300,545.44    7.00000%       922.83915537      5.38321260    0.71177257   0.00000000    0.00000000    0.00000000
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------
                              Remaining         Ending
                  Total        Unpaid         Certificate/
                Interest      Interest         Notional
 Class(5)     Distribution    Shortfall         Balance
-----------------------------------------------------------
    A-1         0.00000000   0.00000000         0.00000000
    A-2         2.89572776   0.00000000       451.61147331
    A-3         5.83333359   0.00000000      1000.00000000
    A-4         5.83333333   0.00000000      1000.00000000
    A-5         5.38322848   0.00000000       919.15427581
   AWIO       206.95560000   0.00000000    598752.35930000
    A-R         0.00000000   0.00000000         0.00000000
    APO         0.00000000   0.00000000       796.38903039
     M          5.38322667   0.00000000       919.15427333
    B-1         5.38322667   0.00000000       919.15428000
    B-2         5.38323529   0.00000000       919.15427807
    B-3         5.38321905   0.00000000       919.15426667
    B-4         5.38323333   0.00000000       919.15426667
    B-5         6.09498517   0.00000000       919.15428828
-----------------------------------------------------------

(5) Per $1,000 denomination, except A-R is per $50 and A-WIO is per 1% percentage interest.

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.

Norwest Asset Securities Corporation
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:  Customer Service
          Norwest Bank Minnesota, N.A.
          Securities Administration Services
          7485 New Horizon Way
          Frederick, MD 21703
          Telephone: (301) 846-8130
          Fax:       (301) 846-8152

22-Mar-1999    9:13:49AM      NASCOR Series 1997-5

                       Certificateholder Account Statement

------------------------------------------------------------------------------
                             CERTIFICATE ACCOUNT
Beginning Balance                                                   33,148.37
Deposits

Payments of Interest and Principal                               3,691,046.67
Liquidations, Insurance Proceeds, Reserve Funds                          0.00
Proceeds from Repurchased Loans                                          0.00
Other Amounts (Servicer Advances)                                        0.00
Realized Losses                                                          0.00
                                                                 ------------
Total Deposits                                                   3,691,046.67


Withdrawals
Reimbursement for Servicer Advances                                      0.00
Payment of Service Fee                                              13,134.59
Payment of Interest and Principal                                3,690,997.94
                                                                 ------------

Total Withdrawals (Pool Distribution Amount)                     3,704,132.53

Ending Balance                                                      20,062.50
                                                                 ============
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                  PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                      7,382.72
Servicing Fee Support                                                7,382.72
                                                                 ------------
Non-Supported Prepayment/Curtailment Interest Shortfall                  0.00
                                                                 ============
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                            SERVICING FEES

Gross Servicing Fee                                                 19,283.19
Master Servicing Fee                                                 1,234.13
Supported Prepayment/Curtailment Interest Shortfall                  7,382.72
                                                                 ------------
Net Servicing Fee                                                   13,134.59
                                                                 ============
------------------------------------------------------------------------------

Norwest Asset Securities Corporation
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:  Customer Service
          Norwest Bank Minnesota, N.A.
          Securities Administration Services
          7485 New Horizon Way
          Frederick, MD 21703
          Telephone: (301) 846-8130
          Fax:       (301) 846-8152

22-Mar-1999    9:13:49AM      NASCOR Series 1997-5

           Certificateholder Delinquency/Credit Enhancement Statement

                               DELINQUENCY STATUS

-----------------------------------------------------------------------------------------------------------
                                                    Current          Unpaid       Number
                                                     Number       Principal        of             Unpaid
                                                   of Loans         Balance       Loans           Balance
                                                   --------         -------       -----           -------
                      30 Days                             1      166,988.21      0.302115%       0.186703%
                      60 Days                             0            0.00      0.000000%       0.000000%
                      90+ Days                            0            0.00      0.000000%       0.000000%
                      Foreclosure                         0            0.00      0.000000%       0.000000%
                      REO                                 0            0.00      0.000000%       0.000000%
                                                   --------      ----------      --------        --------

                      Totals                              1      166,988.21      0.302115%       0.186703%

Current Period Realized Loss - Includes Interest Shortfall           351.76
Cumulative Realized Losses - Includes Interest Shortfall           9,903.03
Current Period Class A Insufficient Funds                              0.00
Principal Balance of Contaminated Properties                           0.00
Periodic Advance                                                 350,403.45
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        SUBORDINATION LEVEL/CREDIT ENHANCEMENT/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE

                                                                                                    Current              Next
                     Original $          Original %          Current $          Current %           Class %           Prepayment %
                     ----------          ----------          ---------          ---------           -------           ------------
      Class A       3,749,545.44        2.50047804 %       3,446,410.72        3.85329452%        96.111334%        100.000000%
      Class M       2,249,545.44        1.50016557 %       2,067,679.31        2.31178986%         1.555655%          0.000000%
    Class B-1       1,499,545.44        1.00000933 %       1,378,313.60        1.54103752%         0.777827%          0.000000%
    Class B-2       1,125,545.44        0.75059809 %       1,034,549.90        1.15668903%         0.387877%          0.000000%
    Class B-3         600,545.44        0.40048873 %         551,993.91        0.61716240%         0.544479%          0.000000%
    Class B-4         300,545.44        0.20042623 %         276,247.63        0.30886147%         0.311131%          0.000000%
    Class B-5               0.00        0.00000000 %               0.00        0.00000000%         0.311697%          0.000000%

Please Refer to the Prospectus Supplement for a Full Description of Loss
Exposure
------------------------------------------------------------------------------------------------------------------------------------

    Bankruptcy        100,000.00        0.06668750%          100,000.00        0.11180602%
         Fraud      2,999,062.89        2.00000000%        2,999,062.89        3.35313274%
Special Hazard      1,994,220.28        1.32989561%        1,994,220.28        2.22965825%

Limit of Subordinate's Exposure to Certain Types of Losses
------------------------------------------------------------------------------------------------------------------------------------

Norwest Asset Securities Corporation
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:  Customer Service
          Norwest Bank Minnesota, N.A.
          Securities Administration Services
          7485 New Horizon Way
          Frederick, MD 21703
          Telephone: (301) 846-8130
          Fax:       (301) 846-8152

22-Mar-1999    9:13:49AM      NASCOR Series 1997-5

--------------------------------------------------------------------------------
                              COLLATERAL STATEMENT

Collateral Description                                             Fixed 15 Year
Weighted Average Gross Coupon                                          7.471928%
Weighted Average Pass-Through Rate                                     7.000000%
Weighted Average Maturity (Stepdown Calculation)                             154

Beginning Scheduled Collateral Loan Count                                    340
Number of Loans Paid in Full                                                   9
Ending Scheduled Collateral Loan Count                                       331

Beginning Scheduled Collateral Balance                             92,575,851.59
Ending Scheduled Collateral Balance                                89,440,625.41
Ending Actual Collateral Balance at 28-Feb-1999                    90,264,026.97
Ending Scheduled Balance for Norwest                               79,768,738.33
Ending Scheduled Balance For Other Services                         9,671,887.08
Monthly P&I Constant                                                  956,678.79
Class A Optimal Amount                                              3,645,812.01
Class AP Deferred Amount                                                    0.00
Ending Scheduled Balance for Premium Loans                         59,875,235.93
Ending Scheduled Balance for Discount Loans                        29,565,389.48

Unpaid Principal Balance of Outstanding Mortgage
  Loans with Original LTV:
Less than or equal to 80%                                          85,612,944.95
Greater than 80%, less than or equal to 85%                           726,575.32
Greater than 85%, less than or equal to 95%                         3,220,331.76
Greater than 95%                                                            0.00

--------------------------------------------------------------------------------

                    NSCOR
     MORTGAGE PASS-THROUGH CERTIFICATES,
          SERIES 1997-9, CLASS A-PO

Norwest Asset Securities Corporation
Mortgage Pass-Through Certificates
Record Date:             28-Feb-1999
Distribution Date:       25-Mar-1999

22-Mar-1999       9:15:17AM

Contact: Customer Service
         Norwest Bank Minnesota, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD  21703
         Telephone:  (301) 846-8130
         Fax:        (301) 846-8152

                              NASCOR Series 1997-9

                     Certificateholder Distribution Summary

--------------------------------------------------------------------------------------------------------------------------
                            Certificate      Certificate        Beginning                                          Current
                               Class         Pass-Through      Certificate        Interest       Principal        Realized
  Class         CUSIP       Description          Rate            Balance        Distribution   Distribution          Loss
--------------------------------------------------------------------------------------------------------------------------
   A-1        66937NPJ1         SEQ            7.00000 %      21,591,997.90       125,953.32    1,729,193.17         0.00
   A-2        66937NPK8         SEQ            7.00000 %      29,357,583.70       171,252.57    3,469,645.31         0.00
   A-3        66937NPL6         SEQ            7.00000 %      13,967,000.00        81,474.17            0.00         0.00
   A-4        66937NPM4         SEQ            7.00000 %       8,632,000.00        50,353.33            0.00         0.00
   A-5        66937NPN2         SEQ            7.00000 %      37,338,080.40       217,805.47      144,388.12         0.00
   AWIO       66937NPQ5        W, IO           0.44160 %               0.00        32,734.15            0.00         0.00
   A-R        66937NPR3          R             7.00000 %               0.00         1,077.81            0.00         0.00
   APO        66937NPP7         PO             0.00000 %         690,048.49             0.00       13,370.96         0.00
    M         66937NPS1         MEZ            7.00000 %       1,772,625.37        10,340.31        6,854.83         0.00
   B-1        66937NPT9         SUB            7.00000 %         886,779.41         5,172.88        3,429.22         0.00
   B-2        66937NPU6         SUB            7.00000 %         443,389.70         2,586.44        1,714.61         0.00
   B-3        66937NPV4         SUB            7.00000 %         975,457.35         5,690.17        3,772.14         0.00
   B-4        66937NPW2         SUB            7.00000 %         443,389.70         2,586.44        1,714.61         0.00
   B-5        66937NPX0         SUB            7.00000 %         354,649.52         2,068.79        1,371.45         0.00
--------------------------------------------------------------------------------------------------------------------------
                         Totals                              116,453,001.54       709,095.85    5,375,454.42         0.00
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
                Ending                              Cumulative
              Certificate          Total             Realized
  Class         Balance         Distribution          Losses
--------------------------------------------------------------
   A-1        19,862,804.73      1,855,146.49            0.00
   A-2        25,887,938.39      3,640,897.88            0.00
   A-3        13,967,000.00         81,474.17            0.00
   A-4         8,632,000.00         50,353.33            0.00
   A-5        37,193,692.28        362,193.59            0.00
   AWIO                0.00         32,734.15            0.00
   A-R                 0.00          1,077.81            0.00
   APO           676,677.53         13,370.96            0.00
    M          1,765,770.54         17,195.14            0.00
   B-1           883,350.19          8,602.10            0.00
   B-2           441,675.10          4,301.05            0.00
   B-3           971,685.21          9,462.31            0.00
   B-4           441,675.10          4,301.05            0.00
   B-5           353,278.07          3,440.24        6,695.33
--------------------------------------------------------------
             111,077,547.14      6,084,550.27        6,695.33
--------------------------------------------------------------

All distributions required by the Pooling and Servicing Agreement have been calculated by the Certificate Administrator on behalf of the Trustee. Edward M. Frere, Jr.
Vice President, Norwest Bank Minnesota, N.A.

Norwest Asset Securities Corporation
Mortgage Pass-Through Certificates
Record Date:             28-Feb-1999
Distribution Date:       25-Mar-1999

22-Mar-1999       9:15:17AM

Contact: Customer Service
         Norwest Bank Minnesota, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD  21703
         Telephone:  (301) 846-8130
         Fax:        (301) 846-8152

                              NASCOR Series 1997-9

                        Principal Distribution Statement

------------------------------------------------------------------------------------------------------------------------------
                Original           Beginning        Scheduled      Unscheduled                                      Total
                  Face            Certificate       Principal       Principal                       Realized      Principal
  Class          Amount             Balance       Distribution    Distribution       Accretion      Loss(1)       Reduction
------------------------------------------------------------------------------------------------------------------------------
   A-1          45,000,000.00      21,591,997.90      94,599.96     1,634,593.21             0.00        0.00     1,729,193.17
   A-2          76,326,000.00      29,357,583.70     189,815.88     3,279,829.43             0.00        0.00     3,469,645.31
   A-3          13,967,000.00      13,967,000.00           0.00             0.00             0.00        0.00             0.00
   A-4           8,632,000.00       8,632,000.00           0.00             0.00             0.00        0.00             0.00
   A-5          40,000,000.00      37,338,080.40     144,388.12             0.00             0.00        0.00       144,388.12
   AWIO                  0.00               0.00           0.00             0.00             0.00        0.00             0.00
   A-R                 100.00               0.00           0.00             0.00             0.00        0.00             0.00
   APO             805,766.23         690,048.49       2,745.04        10,625.92             0.00        0.00        13,370.96
    M            1,899,000.00       1,772,625.37       6,854.83             0.00             0.00        0.00         6,854.83
   B-1             950,000.00         886,779.41       3,429.22             0.00             0.00        0.00         3,429.22
   B-2             475,000.00         443,389.70       1,714.61             0.00             0.00        0.00         1,714.61
   B-3           1,045,000.00         975,457.35       3,772.14             0.00             0.00        0.00         3,772.14
   B-4             475,000.00         443,389.70       1,714.61             0.00             0.00        0.00         1,714.61
   B-5             379,933.32         354,649.52       1,371.45             0.00             0.00        0.00         1,371.45
------------------------------------------------------------------------------------------------------------------------------
Totals      189,954,799.55        116,453,001.54     450,405.86    4,925,048.56              0.00        0.00     5,375,454.42
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
               Ending           Ending             Total
            Certificate       Certificate        Principal
  Class       Balance         Percentage       Distribution
---------------------------------------------------------------
   A-1       19,862,804.73       0.44139566       1,729,193.17
   A-2       25,887,938.39       0.33917588       3,469,645.31
   A-3       13,967,000.00       1.00000000               0.00
   A-4        8,632,000.00       1.00000000               0.00
   A-5       37,193,692.28       0.92984231         144,388.12
   AWIO               0.00       0.00000000               0.00
   A-R                0.00       0.00000000               0.00
   APO          676,677.53       0.83979386          13,370.96
    M         1,765,770.54       0.92984231           6,854.83
   B-1          883,350.19       0.92984231           3,429.22
   B-2          441,675.10       0.92984232           1,714.61
   B-3          971,685.21       0.92984231           3,772.14
   B-4          441,675.10       0.92984232           1,714.61
   B-5          353,278.07       0.92984229           1,371.45
---------------------------------------------------------------
Totals      111,077,547.14       0.58475778       5,375,454.42
---------------------------------------------------------------

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed. Please Refer to the Prospectus Supplement of a Full Description.

Norwest Asset Securities Corporation
Mortgage Pass-Through Certificates
Record Date:             28-Feb-1999
Distribution Date:       25-Mar-1999

22-Mar-1999       9:15:17AM

Contact: Customer Service
         Norwest Bank Minnesota, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD  21703
         Telephone:  (301) 846-8130
         Fax:        (301) 846-8152

                              NASCOR Series 1997-9

                    Principal Distribution Factors Statement

---------------------------------------------------------------------------------------------------------------------------------
                 Original          Beginning        Scheduled      Unscheduled                                        Total
                   Face           Certificate       Principal       Principal                       Realized        Principal
 Class (2)        Amount            Balance       Distribution    Distribution      Accretion        Loss(3)        Reduction
---------------------------------------------------------------------------------------------------------------------------------
    A-1         45,000,000.00       479.82217556     2.10222133      36.32429356      0.00000000     0.00000000      38.42651489
    A-2         76,326,000.00       384.63411812     2.48690983      42.97132602      0.00000000     0.00000000      45.45823586
    A-3         13,967,000.00      1000.00000000     0.00000000       0.00000000      0.00000000     0.00000000       0.00000000
    A-4          8,632,000.00      1000.00000000     0.00000000       0.00000000      0.00000000     0.00000000       0.00000000
    A-5         40,000,000.00       933.45201000     3.60970300       0.00000000      0.00000000     0.00000000       3.60970300
   AWIO                  0.00         0.00000000     0.00000000       0.00000000      0.00000000     0.00000000       0.00000000
    A-R                100.00         0.00000000     0.00000000       0.00000000      0.00000000     0.00000000       0.00000000
    APO            805,766.23       856.38795014     3.40674491      13.18734840      0.00000000     0.00000000      16.59409330
     M           1,899,000.00       933.45201159     3.60970511       0.00000000      0.00000000     0.00000000       3.60970511
    B-1            950,000.00       933.45201053     3.60970526       0.00000000      0.00000000     0.00000000       3.60970526
    B-2            475,000.00       933.45200000     3.60970526       0.00000000      0.00000000     0.00000000       3.60970526
    B-3          1,045,000.00       933.45200957     3.60970335       0.00000000      0.00000000     0.00000000       3.60970335
    B-4            475,000.00       933.45200000     3.60970526       0.00000000      0.00000000     0.00000000       3.60970526
    B-5            379,933.32       933.45200679     3.60971236       0.00000000      0.00000000     0.00000000       3.60971236
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
                  Ending           Ending          Total
               Certificate      Certificate      Principal
 Class (2)       Balance         Percentage    Distribution
-------------------------------------------------------------
    A-1          441.39566067      0.44139566    38.42651489
    A-2          339.17588227      0.33917588    45.45823586
    A-3         1000.00000000      1.00000000     0.00000000
    A-4         1000.00000000      1.00000000     0.00000000
    A-5          929.84230700      0.92984231     3.60970300
   AWIO            0.00000000      0.00000000     0.00000000
    A-R            0.00000000      0.00000000     0.00000000
    APO          839.79385684      0.83979386    16.59409330
     M           929.84230648      0.92984231     3.60970511
    B-1          929.84230526      0.92984231     3.60970526
    B-2          929.84231579      0.92984232     3.60970526
    B-3          929.84230622      0.92984231     3.60970335
    B-4          929.84231579      0.92984232     3.60970526
    B-5          929.84229443      0.92984229     3.60971236
-------------------------------------------------------------

(2) All Classes Per $1000 Denomination, Except AR which is Per $100 Denomination and AWIO which is Per 1% Percentage and the original AWIO notional balance is $155,193,634.89.

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, on Fraud Losses Unless Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.

Norwest Asset Securities Corporation
Mortgage Pass-Through Certificates
Record Date:             28-Feb-1999
Distribution Date:       25-Mar-1999

22-Mar-1999       9:15:17AM

Contact: Customer Service
         Norwest Bank Minnesota, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD  21703
         Telephone:  (301) 846-8130
         Fax:        (301) 846-8152

                              NASCOR Series 1997-9

                         Interest Distribution Statement

-----------------------------------------------------------------------------------------------------------------------------------
                                               Beginning                       Payment of
               Original         Current      Certificate/        Current         Unpaid       Current     Non-Supported
                 Face         Certificate      Notional          Accrued        Interest     Interest     Interest       Realized
  Class         Amount            Rate          Balance          Interest      Shortfall     Shortfall    Shortfall     Losses(4)
-----------------------------------------------------------------------------------------------------------------------------------
   A-1         45,000,000.00     7.00000 %    21,591,997.90        125,953.32        0.00           0.00         0.00          0.00
   A-2         76,326,000.00     7.00000 %    29,357,583.70        171,252.57        0.00           0.00         0.00          0.00
   A-3         13,967,000.00     7.00000 %    13,967,000.00         81,474.17        0.00           0.00         0.00          0.00
   A-4          8,632,000.00     7.00000 %     8,632,000.00         50,353.33        0.00           0.00         0.00          0.00
   A-5         40,000,000.00     7.00000 %    37,338,080.40        217,805.47        0.00           0.00         0.00          0.00
  AWIO                  0.00     0.44160 %    88,950,776.35         32,734.15        0.00           0.00         0.00          0.00
   A-R                100.00     7.00000 %             0.00              0.00        0.00           0.00         0.00          0.00
   APO            805,766.23     0.00000 %       690,048.49              0.00        0.00           0.00         0.00          0.00
    M           1,899,000.00     7.00000 %     1,772,625.37         10,340.31        0.00           0.00         0.00          0.00
   B-1            950,000.00     7.00000 %       886,779.41          5,172.88        0.00           0.00         0.00          0.00
   B-2            475,000.00     7.00000 %       443,389.70          2,586.44        0.00           0.00         0.00          0.00
   B-3          1,045,000.00     7.00000 %       975,457.35          5,690.17        0.00           0.00         0.00          0.00
   B-4            475,000.00     7.00000 %       443,389.70          2,586.44        0.00           0.00         0.00          0.00
   B-5            379,933.32     7.00000 %       354,649.52          2,068.79        0.00           0.00         0.00          0.00
-----------------------------------------------------------------------------------------------------------------------------------
 Totals       189,954,799.55                                       708,018.04        0.00           0.00         0.00          0.00
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
                                Remaining        Ending
                  Total           Unpaid      Certificate/
                Interest         Interest       Notional
  Class       Distribution      Shortfall        Balance
-------------------------------------------------------------
   A-1             125,953.32          0.00    19,862,804.73
   A-2             171,252.57          0.00    25,887,938.39
   A-3              81,474.17          0.00    13,967,000.00
   A-4              50,353.33          0.00     8,632,000.00
   A-5             217,805.47          0.00    37,193,692.28
  AWIO              32,734.15          0.00    84,012,809.86
   A-R               1,077.81          0.00             0.00
   APO                   0.00          0.00       676,677.53
    M               10,340.31          0.00     1,765,770.54
   B-1               5,172.88          0.00       883,350.19
   B-2               2,586.44          0.00       441,675.10
   B-3               5,690.17          0.00       971,685.21
   B-4               2,586.44          0.00       441,675.10
   B-5               2,068.79          0.00       353,278.07
-------------------------------------------------------------
 Totals            709,095.85          0.00
-------------------------------------------------------------

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.

Norwest Asset Securities Corporation
Mortgage Pass-Through Certificates
Record Date:             28-Feb-1999
Distribution Date:       25-Mar-1999

22-Mar-1999       9:15:17AM

Contact: Customer Service
         Norwest Bank Minnesota, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD  21703
         Telephone:  (301) 846-8130
         Fax:        (301) 846-8152

                              NASCOR Series 1997-9

                     Interest Distribution Factors Statement

-----------------------------------------------------------------------------------------------------------------------------------
                                               Beginning                    Payment of
              Original       Current          Certificate/     Current        Unpaid       Current      Non-Supported
                Face       Certificate          Notional       Accrued       Interest      Interest       Interest       Realized
Class(5)       Amount         Rate              Balance        Interest      Shortfall     Shortfall      Shortfall      Losses(6)
-----------------------------------------------------------------------------------------------------------------------------------
   A-1      45,000,000.00    7.00000 %        479.82217556     2.79896267    0.00000000    0.00000000     0.00000000    0.00000000
   A-2      76,326,000.00    7.00000 %        384.63411812     2.24369900    0.00000000    0.00000000     0.00000000    0.00000000
   A-3      13,967,000.00    7.00000 %       1000.00000000     5.83333357    0.00000000    0.00000000     0.00000000    0.00000000
   A-4       8,632,000.00    7.00000 %       1000.00000000     5.83333295    0.00000000    0.00000000     0.00000000    0.00000000
   A-5      40,000,000.00    7.00000 %        933.45201000     5.44513675    0.00000000    0.00000000     0.00000000    0.00000000
  AWIO               0.00    0.44160 %     889507.76350000   327.34150000    0.00000000    0.00000000     0.00000000    0.00000000
   A-R             100.00    7.00000 %          0.00000000     0.00000000    0.00000000    0.00000000     0.00000000    0.00000000
   APO         805,766.23    0.00000 %        856.38795014     0.00000000    0.00000000    0.00000000     0.00000000    0.00000000
    M        1,899,000.00    7.00000 %        933.45201159     5.44513428    0.00000000    0.00000000     0.00000000    0.00000000
   B-1         950,000.00    7.00000 %        933.45201053     5.44513684    0.00000000    0.00000000     0.00000000    0.00000000
   B-2         475,000.00    7.00000 %        933.45200000     5.44513684    0.00000000    0.00000000     0.00000000    0.00000000
   B-3       1,045,000.00    7.00000 %        933.45200957     5.44513876    0.00000000    0.00000000     0.00000000    0.00000000
   B-4         475,000.00    7.00000 %        933.45200000     5.44513684    0.00000000    0.00000000     0.00000000    0.00000000
   B-5         379,933.32    7.00000 %        933.45200679     5.44513969    0.00000000    0.00000000     0.00000000    0.00000000
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
                                Remaining          Ending
                    Total        Unpaid         Certificate/
                  Interest      Interest          Notional
Class(5)        Distribution    Shortfall          Balance
-------------------------------------------------------------
   A-1            2.79896267    0.00000000       441.39566067
   A-2            2.24369900    0.00000000       339.17588227
   A-3            5.83333357    0.00000000      1000.00000000
   A-4            5.83333295    0.00000000      1000.00000000
   A-5            5.44513675    0.00000000       929.84230700
  AWIO          327.34150000    0.00000000    840128.09860000
   A-R         1077.81000000    0.00000000         0.00000000
   APO            0.00000000    0.00000000       839.79385684
    M             5.44513428    0.00000000       929.84230648
   B-1            5.44513684    0.00000000       929.84230526
   B-2            5.44513684    0.00000000       929.84231579
   B-3            5.44513876    0.00000000       929.84230622
   B-4            5.44513684    0.00000000       929.84231579
   B-5            5.44513969    0.00000000       020.84229443
-------------------------------------------------------------

(5) All Classes Per $1000 Denomination, Except A-R which is Per $100 Denomination and AWIO which is Per 1% Percentage and the original AWIO notional balance is $155,193,634.

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.

Norwest Asset Securities Corporation
Mortgage Pass-Through Certificates
Record Date:             28-Feb-1999
Distribution Date:       25-Mar-1999

22-Mar-1999       9:15:17AM

Contact: Customer Service
         Norwest Bank Minnesota, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD  21703
         Telephone:  (301) 846-8130
         Fax:        (301) 846-8152

                              NASCOR Series 1997-9

                       Certificateholder Account Statement

--------------------------------------------------------------------------------
                               CERTIFICATE ACCOUNT

Beginning Balance                                                       9,344.07

Deposits

Payments of Interest and Principal                                  6,104,089.12

Liquidations, Insurance Proceeds, Reserve Funds                             0.00

Proceeds from Repurchased Loans                                             0.00

Other Amounts (Servicer Advances)                                           0.00

Realized Losses                                                             0.00
                                                                    ------------

Total Deposits                                                      6,104,089.12

Withdrawals
Reimbursement for Servicer Advances                                         0.00
Payment of Service Fee                                                 14,878.63

Payment of Interest and Principal                                   6,084,550.27
                                                                    ------------

Total Withdrawals (Pool Distribution Amount)                        6,099,428.90


Ending Balance                                                         14,004.28
                                                                    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                        10,978.76
Servicing Fee Support                                                  10,978.76
                                                                    ------------

Non-Supported Prepayment/Curtailment Interest
Shortfall                                                                   0.00
                                                                    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              SERVICING FEES

Gross Servicing Fee                                                    24,302.06
Master Servicing Fee                                                    1,555.33
Supported Prepayment/Curtailment Interest Shortfall                    10,978.76
                                                                       ---------

Net Servicing Fee                                                      14,878.64
                                                                       ---------
--------------------------------------------------------------------------------

Norwest Asset Securities Corporation
Mortgage Pass-Through Certificates
Record Date:             28-Feb-1999
Distribution Date:       25-Mar-1999

22-Mar-1999       9:15:17AM

Contact: Customer Service
         Norwest Bank Minnesota, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD  21703
         Telephone:  (301) 846-8130
         Fax:        (301) 846-8152

                              NASCOR Series 1997-9

----------------------------------------------------------------------------------------------------------------------------------
                              Certificateholder Delinquency/Credit Enhancement Statement
                                                DELINQUENCY STATUS
                                                                                                         Percentage Delinquent
                                                                                                                Based On
                                                                    Current             Unpaid
                                                                     Number          Principal            Number           Unpaid
                                                                   of Loans            Balance          of Loans          Balance
                                                                ------------    ---------------     -------------    -------------
30 Days                                                                   3         610,135.29        0.660793 %       0.549288 %
60 Days                                                                   0               0.00        0.000000 %       0.000000 %
90+ Days                                                                  0               0.00        0.000000 %       0.000000 %
Foreclosure                                                               0               0.00        0.000000 %       0.000000 %
REO                                                                       0               0.00        0.000000 %       0.000000 %
                                                                ------------    ---------------     -------------    -------------

Totals                                                                    3         610,135.29        0.660793 %       0.549288 %

Current Period Realized Loss - Includes Interest Shortfall                      0.00
Cumulative Realized Losses - Includes Interest Shortfall                        6,695.33
Current Period Class A Insufficient Funds                                       0.00
Principal Balance of Contaminated Properties                                    0.00
Periodic Advance                                                                402,113.43
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               SUBORDINATION LEVEL/CREDIT ENHANCEMENT/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE
                                                                                                            Current            Next
                         Original $          Original %            Current $           Current %            Class %    Prepayment %
                   -----------------   -----------------    -----------------   -----------------    ---------------   -------------
       Class A         5,223,933.32        2.75009283 %         4,857,434.21        4.37301177 %        95.600185 %    100.000000 %
       Class M         3,324,933.32        1.75038132 %         3,091,663.67        2.78333808 %         1.599417 %      0.000000 %
     Class B-1         2,374,933.32        1.25026234 %         2,208,313.48        1.98808268 %         0.800130 %      0.000000 %
     Class B-2         1,899,933.32        1.00020285 %         1,766,638.38        1.59045498 %         0.400065 %      0.000000 %
     Class B-3           854,933.32        0.45007198 %           794,953.17        0.71567404 %         0.880143 %      0.000000 %
     Class B-4           379,933.32        0.20001249 %       353,278,070.00        0.31804634 %         0.400065 %      0.000000 %
     Class B-5                 0.00        0.00000000 %                 0.00        0.00000000 %         0.319996 %      0.000000 %

Please Refer to the Prospectus Supplement for a Full Description of Loss Exposure
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
    Bankruptcy           100,000.00        0.05264410 %         100,000.00         0.09002720 %
         Fraud         3,799,095.99        2.00000000 %       3,799,095.99         3.42021965 %
Special Hazard         2,000,000.00        1.05288206 %       2,000,000.00         1.80054390 %

Limit of Subordinate's Exposure to Certain Types of Losses
-----------------------------------------------------------------------------------------------

Norwest Asset Securities Corporation
Mortgage Pass-Through Certificates
Record Date:             28-Feb-1999
Distribution Date:       25-Mar-1999

22-Mar-1999       9:15:17AM

Contact: Customer Service
         Norwest Bank Minnesota, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD  21703
         Telephone:  (301) 846-8130
         Fax:        (301) 846-8152

                              NASCOR Series 1997-9

----------------------------------------------------------------------------------------------------------
                                        COLLATERAL STATEMENT
----------------------------------------------------------------------------------------------------------
Collateral Description                                                                      Fixed 15 Year

Weighted Average Gross Coupon                                                                  7.561522 %
Weighted Average Pass-Through Rate                                                             7.000000 %
Weighted Average Maturity (Stepdown Calculation)                                                      156

Beginning Scheduled Collateral Loan Count                                                             474
Number of Loans Paid in Full                                                                           20
Ending Scheduled Collateral Loan Count                                                                454

Beginning Scheduled Collateral Balance                                                     116,453,001.56
Ending Scheduled Collateral Balance                                                        111,077,547.14
Ending Actual Collateral Balance at 28-Feb-1999                                            113,524,381.51
Ending Scheduled Balance For Norwest                                                       106,082,861.61
Ending Schedule Balance For Other Sevices                                                    4,994,685.53
Monthly P&I Constant                                                                         1,206,956.15
Class A Optimal Amount                                                                       6,022,799.61
Class AP Deferred Amount                                                                             0.00

Ending Scheduled Balance for Premium Loans                                                  84,012,809.86
Ending Scheduled Balance for Discount Loans                                                 27,064,737.28

Unpaid Principal Balance of Outstanding Mortgage Loans with
Original LTV:

                     Less than or equal to 80%                                             104,499,575.83
                     Greater than 80%, less than or equal to 85%                               785,352.28
                     Greater than 85%, less than or equal to 95%                             5,943,227.76
                     Greater than 95%                                                                0.00
----------------------------------------------------------------------------------------------------------

THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
         MORTGAGE PASS-THROUGH CERTIFICATES
             SERIES 1994-24, CLASS A-P

The Prudential Home Mortgage Securities Company, Inc.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:     Customer Service
             Norwest Bank Minnesota, N.A.
             Securities Administration Services
             7485 New Horizon Way
             Frederick, MD  21703
             Telephone: (301) 846-8130
             Fax:       (301) 846-8152

18-Mar-1999  6:07:55PM  PHMSC Series 1994-24

                     Certificateholder Distribution Summary

--------------------------------------------------------------------------------------------------------------------------
                             Certificate      Certificate          Beginning                                      Current
                                Class         Pass-Through        Certificate       Interest       Principal      Realized
  Class         CUSIP        Description         Rate               Balance       Distribution    Distribution      Loss
--------------------------------------------------------------------------------------------------------------------------
   A-1        74434UEF7          SEQ            6.25000 %       50,768,722.84      264,420.43      565,691.20        0.00
   A-2        PHM94024W      SEQ, W, IO         0.12427 %              596.59        4,018.12            6.65        0.00
   A-R        74434UEG5        SEQ, R           6.25000 %          119,318.25          650.80        1,329.51        0.00
    AP        74434UMR2          PO             0.00000 %          467,443.75            0.00        5,926.61        0.00
    M         74434UEH3          MEZ            6.25000 %          341,629.91        1,779.32        2,181.77        0.00
    B         PHM94024B          SUB            6.25000 %        1,877,302.79        9,777.62       11,989.15        0.00
--------------------------------------------------------------------------------------------------------------------------
Totals                                                          53,575,014.13      280,646.29      587,124.89        0.00
--------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------
                     Ending                           Cumulative
                   Certificate           Total          Realized
  Class              Balance          Distribution      Losses
-----------------------------------------------------------------
   A-1           50,203,031.64        830,111.63            0.00
   A-2                  589.94          4,024.77            0.00
   A-R              117,988.75          1,980.31            0.00
    AP              461,517.14          5,926.61            0.00
    M               339,448.13          3,961.09            0.00
    B             1,865,313.64         21,766.77        1,113.33
-----------------------------------------------------------------
Totals           52,987,889.24                ??        1,113.33
-----------------------------------------------------------------

All distributions required by the Pooling and Servicing Agreement have been calculated by the Certificate Administrator on behalf of the Trustee. Edward M. Frere, Jr.
Vice President, Norwest Bank Minnesota, N.A.

The Prudential Home Mortgage Securities Company, Inc.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:     Customer Service
             Norwest Bank Minnesota, N.A.
             Securities Administration Services
             7485 New Horizon Way
             Frederick, MD  21703
             Telephone: (301) 846-8130
             Fax:       (301) 846-8152

18-Mar-1999  6:07:55PM  PHMSC Series 1994-24

                        Principal Distribution Statement

--------------------------------------------------------------------------------------------------------------------------
                    Original          Beginning        Scheduled      Unscheduled                                Total
                      Face           Certificate       Principal       Principal                    Realized    Principal
   Class             Amount            Balance       Distribution    Distribution      Accretion    Loss (1)    Reduction
--------------------------------------------------------------------------------------------------------------------------
    A-1          85,098,000.00      50,768,722.84     324,227.79       241,463.41         0.00        0.00      565,691.20
    A-2               1,000.00             596.59           3.81             2.84         0.00        0.00            6.65
    A-R             200,000.00         119,318.25         762.01           567.49         0.00        0.00        1,329.51
    AP              719,032.79         467,443.75       3,227.59         2,699.02         0.00        0.00        5,926.61
     M              445,000.00         341,629.91       2,181.77             0.00         0.00        0.00        2,181.77
     B            2,445,335.49       1,877,302.79      11,989.15             0.00         0.00        0.00       11,989.15
--------------------------------------------------------------------------------------------------------------------------
Totals           88,908,368.28      53,575,014.13     342,392.12       244,732.76         0.00        0.00      587,124.89
--------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------
                   Ending               Ending          Total
                 Certificate         Certificate      Principal
   Class           Balance            Percentage     Distribution
-----------------------------------------------------------------
    A-1         50,203,031.64         0.58994373      565,691.20
    A-2                589.94         0.58994000            6.65
    A-R            117,988.75         0.58994375        1,329.51
    AP             461,517.14         0.64185827        5,926.61
     M             339,448.13         0.76280479        2,181.77
     B           1,865,313.64         0.76280480       11,989.15
-----------------------------------------------------------------
Totals          52,987,889.24         0.59598315      587,124.89
-----------------------------------------------------------------

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.

The Prudential Home Mortgage Securities Company, Inc.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:     Customer Service
             Norwest Bank Minnesota, N.A.
             Securities Administration Services
             7485 New Horizon Way
             Frederick, MD  21703
             Telephone: (301) 846-8130
             Fax:       (301) 846-8152

18-Mar-1999  6:07:55PM  PHMSC Series 1994-24

                    Principal Distribution Factors Statement

-------------------------------------------------------------------------------------------------------------------------------
                    Original           Beginning       Scheduled       Unscheduled                                      Total
                      Face            Certificate      Principal        Principal                     Realized       Principal
 Class (2)           Amount             Balance       Distribution    Distribution    Accretion       Loss (3)       Reduction
-------------------------------------------------------------------------------------------------------------------------------
    A-1          85,098,000.00       596.59125761     3.81005182       2.83747456     0.00000000     0.00000000      6.64752638
    A-2               1,000.00         0.59659000     0.00381000       0.00284000     0.00000000     0.00000000      0.00665000
    A-R             200,000.00       596.59125000     3.81005000       2.83745000     0.00000000     0.00000000      6.64755000
    AP              719,032.79       650.10074158     4.48879390       3.75368139     0.00000000     0.00000000      8.24247528
     M              445,000.00       767.70766292     4.90285393       0.00000000     0.00000000     0.00000000      4.90285393
     B            2,445,335.49         0.76770766     0.00490287       0.00000000     0.00000000     0.00000000      0.00490287
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
                Ending           Ending          Total
              Certificate     Certificate      Principal
 Class (2)      Balance        Percentage     Distribution
------------------------------------------------------------
    A-1        589.94373123      0.58994373      6.64752638
    A-2          0.58994000      0.58994000      0.00665000
    A-R        589.94375000      0.58994375      6.64755000
    AP         641.85826630      0.64185827      8.24247528
     M         762.80478652      0.76280479      4.90285393
     B           0.76280480      0.76280480      0.00490287
------------------------------------------------------------

(2) Per $1,000 denomination, except A-2 and B are Per $1.00 and original A-2 notional balance is $65,271,433.96.

(3) Amount Does Not Include Excess Special Hazard Bankruptcy, or Fraud Losses Unless Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.

The Prudential Home Mortgage Securities Company, Inc.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:     Customer Service
             Norwest Bank Minnesota, N.A.
             Securities Administration Services
             7485 New Horizon Way
             Frederick, MD  21703
             Telephone: (301) 846-8130
             Fax:       (301) 846-8152

18-Mar-1999  6:07:55PM  PHMSC Series 1994-24

                         Interest Distribution Statement

------------------------------------------------------------------------------------------------------------------------------------
                                                Beginning                     Payment of
                  Original        Current      Certificate/      Current        Unpaid        Current       Non-Supported
                    Face        Certificate      Notional        Accrued       Interest       Interest        Interest      Realized
  Class            Amount           Rate         Balance         Interest      Shortfall      Shortfall       Shortfall   Losses (4)
------------------------------------------------------------------------------------------------------------------------------------
   A-1         85,098,000.00     6.25000 %    50,768,722.84     264,420.43         0.00          0.00             0.00          0.00
   A-2              1,000.00     0.12427 %    38,799,439.76       4,018.12         0.00          0.00             0.00          0.00
   A-R             200,000.00    6.25000 %       119,914.84         624.56         0.00          0.00             0.00          0.00
    AP            719,032.79     0.00000 %       467,443.75           0.00         0.00          0.00             0.00          0.00
    M             445,000.00     6.25000 %       341,629.91       1,779.32         0.00          0.00             0.00          0.00
    B           2,445,335.49     6.25000 %     1,877,302.79       9,777.62         0.00          0.00             0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
Totals         88,908,368.28                                    280,620.05         0.00          0.00             0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
                               Remaining       Ending
                   Total         Unpaid     Certificate/
                 Interest       Interest      Notional
  Class        Distribution    Shortfall      Balance
------------------------------------------------------------
   A-1          264,420.43         0.00   50,203,031.64
   A-2            4,018.12         0.00   38,530,176.01
   A-R              650.80         0.00      118,578.69
    AP                0.00         0.00      461,517.14
    M             1,779.32         0.00      339,448.13
    B             9,777.62         0.00    1,865,313.64
------------------------------------------------------------
Totals          280,646.29         0.00
------------------------------------------------------------

(4) Amount Does Not Include Excess Special Hazard Bankruptcy, or Fraud Losses Unless Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.

The Prudential Home Mortgage Securities Company, Inc.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:     Customer Service
             Norwest Bank Minnesota, N.A.
             Securities Administration Services
             7485 New Horizon Way
             Frederick, MD  21703
             Telephone: (301) 846-8130
             Fax:       (301) 846-8152

18-Mar-1999  6:07:55PM  PHMSC Series 1994-24

                     Interest Distribution Factors Statement

------------------------------------------------------------------------------------------------------------------------------------
                                               Beginning                      Payment of
                 Original        Current      Certificate/       Current        Unpaid       Current      Non-Supported
                   Face        Certificate      Notional         Accrued       Interest     Interest        Interest      Realized
Class (5)         Amount           Rate         Balance          Interest     Shortfall     Shortfall       Shortfall     Losses (6)
------------------------------------------------------------------------------------------------------------------------------------
   A-1        85,098,000.00     6.25000%      596.59125761      3.10724612    0.00000000    0.00000000      0.00000000   0.00000000
   A-2             1,000.00     0.12427%    38799.43976000      4.01812000    0.00000000    0.00000000      0.00000000   0.00000000
   A-R           200,000.00     6.25000%      599.57420000      3.12280000    0.00000000    0.00000000      0.00000000   0.00000000
    AP           719,032.79     0.00000%      650.10074158      0.00000000    0.00000000    0.00000000      0.00000000   0.00000000
    M            445,000.00     6.25000%      767.70766292      3.99847191    0.00000000    0.00000000      0.00000000   0.00000000
    B          2,445,335.49     6.25000%        0.76770766      0.00399848    0.00000000    0.00000000      0.00000000   0.00000000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
                              Remaining        Ending
                 Total         Unpaid        Certificate/
                Interest      Interest        Notional
Class (5)     Distribution    Shortfall        Balance
------------------------------------------------------------
   A-1         3.10724612    0.00000000    589.94373123
   A-2         4.01812000    0.00000000  38530.17601000
   A-R         3.25400000    0.00000000    592.89345000
    AP         0.00000000    0.00000000    641.85826630
    M          3.99847191    0.00000000    762.80478652
    B          0.00399848    0.00000000      0.76280480
------------------------------------------------------------

(5) Per $1000 denomination, except A-2 and B are Per $1.00 and original A-2 notional balance is $65,271,433.96.

(6) Amount Does Not Include Excess Special Hazard Bankruptcy, or Fraud Losses Unless Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.

The Prudential Home Mortgage Securities Company, Inc.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:     Customer Service
             Norwest Bank Minnesota, N.A.
             Securities Administration Services
             7485 New Horizon Way
             Frederick, MD  21703
             Telephone: (301) 846-8130
             Fax:       (301) 846-8152

18-Mar-1999  6:07:55PM  PHMSC Series 1994-24

                       Certificateholder Account Statement

--------------------------------------------------------------------------------
                          CERTIFICATE ACCOUNT
Beginning Balance                                                           0.00
Deposits
Payments of Interest and Principal                                  1,400,318.75
Liquidations, Insurance Proceeds, Reserve Funds                             0.00
Proceeds from Repurchased Loans                                             0.00
Other Amounts (Servicer Advances)                                           0.00
Realized Losses                                                             0.00
                                                                    ------------
Total Deposits                                                      1,400,318.75

Withdrawals

Reimbursement for Servicer Advances                                     7,427.60
Payment of Service Fee                                                  8,570.82
Payment of Interest and Principal                                     867,771.17
                                                                    ------------
Total Withdrawals (Pool Distribution Amount)                          883,769.59
Ending balance                                                        516,549.16
                                                                    ============

--------------------------------------------------------------------------------
                   PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall .................         358.26
Servicing Fee Support ...........................................         358.26
                                                                    ------------
Non-Supported Prepayment/Curtailment Interest
Shortfall .......................................................           0.00
                                                                    ============

--------------------------------------------------------------------------------

                                SERVICING FEES

Gross Servicing Fee .............................................       8,929.08
Supported Prepayment/Curtailment Interest Shortfall .............         358.26
                                                                    ------------
Net Servicing Fee ...............................................       8,570.82
                                                                    ============

--------------------------------------------------------------------------------

The Prudential Home Mortgage Securities Company, Inc.
Mortgage Pass-Through Certificates
Record Date:       28-Feb-1999
Distribution Date: 25-Mar-1999

Contact:     Customer Service
             Norwest Bank Minnesota, N.A.
             Securities Administration Services
             7485 New Horizon Way
             Frederick, MD  21703
             Telephone: (301) 846-8130
             Fax:       (301) 846-8152

18-Mar-1999  6:07:55PM  PHMSC Series 1994-24

------------------------------------------------------------------------------------------------------------------------------------

              Certificate Delinquency/Credit Enhancement Statement

                               DELINQUENCY STATUS
                                                                                                         Percentage Delinquent
                                                                                                                 Based On
                                                            Current               Unpaid
                                                             Number              Principal             Number
                                                               of                Principal               of                 Unpaid
                                                              Loans               Balance               Loans               Balance
                                                            -------             ----------            ----------          ----------
30 Days                                                           2             248,943.02            0.766284%            0.469811%
60 Days                                                           0                   0.00            0.000000%            0.000000%
90+ Days                                                          0                   0.00            0.000000%            0.000000%
Foreclosure                                                       0                   0.00            0.000000%            0.000000%

REO                                                               0                   0.00            0.000000%            0.000000%
                                                            -------             ----------            --------             --------
Totals                                                            2             248,943.02            0.766284%            0.469811%

Current Period Realized Loss - Includes Interest Shortfall                  0.00
Cumulative Realized Losses - Includes Interest Shortfall                    1,113.33
Current Period Class A Insufficient Funds                                   0.00
Principal Balance of Contaminated Properties                                0.00
Periodic Advance                                                            27,867.64
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 SUBORDINATION LEVEL/CREDIT ENHANCEMENT/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE

                                                                                                   Current              Next
                    Original $           Original %          Current $            Current %             Class %         Prepayment %
                  ------------         ------------       ------------         ------------         -----------         -----------
Class A           2,890,335.49         3.25091501 %       2,204,761.77         4.16087865 %         95.802562 %         100.000000 %
Class M           2,445,335.49         2.75039969 %       1,865,313.64         3.52026410 %          0.646243 %           0.000000 %
Class B                   0.00         0.00000000 %               0.00         0.00000000 %          3.551195 %           0.000000 %

Please Refer to the Prospectus Supplement for a Full Description of Loss Exposure
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    Bankruptcy       50,000.00        0.05623768 %          50,000.00         0.09436118 %
         Fraud    1,778,167.37        2.00000000 %         600,598.64         1.13346398 %
Special Hazard    2,213,451.58        2.48958745 %       1,752,250.24         3,30688817 %

Limit of Subordinate's Exposure to Certain Types of Losses
------------------------------------------------------------------------------------------------------------------------------------

                   PNCMS
     MORTGAGE PASS-THROUGH CERTIFICATES
          SERIES 1996-4, CLASS I-P

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1996-4 Group 1(1426)                   WEIGHTED AVERAGE PC RATE: 7.2479
--------------------------------------------------------------------------------

ISSUE DATE: 12/26/1996
CERTIFICATE BALANCE AT ISSUE:                       $146,707,211.48

                                                                                        CERTIFICATE
                                                              TOTAL                     ACCOUNT                        CERTIFICATE
                                                              NUMBER OF                 ACTIVITY                       BALANCE
                                                              MORTGAGES                 (@ PC RATE)                    OUTSTANDING
                                                              ---------                 -----------                    -----------
BALANCES FROM LAST FISCAL MONTH-END:                            68                                                   $21,409,090.11
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                         $100,555.12
 Unscheduled Principal Collection/Reversals                                               $13,984.82
 Liquidations-in-full                                            1                       $291,101.46
 Principal Balance Sales Adjustments                                                           $0.00
 Net Principal Distributed                                                               $405,641.40                   ($405,641.40)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                               67                                                   $21,003,448.71

SCHEDULED INTEREST AT MORTGAGE RATE:                                                     $134,248.92

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                    $0.00
 Interest Sales Adjustments                                                                    $0.00
 Interest Accrual Adjustment                                                                   $0.00
 Interest Uncollected on Liquidation                                                           $0.00
 Interest Uncollected on Non-Earning Assets                                                    $0.00
 Net Unscheduled Interest Distributed                                                          $0.00

OTHER:
 Loan Conversion Fees                                                                          $0.00
 Expense Reimbursements                                                                        $0.00
 Gain on Liquidations                                                                          $0.00
 Hazard Insurance Premium Refunds                                                              $0.00
 Net Other Distributions                                                                       $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                          $4,751.87

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                 $0.00
 Servicing Fees Sales Adjustments                                                              $0.00
 Servicing Fees Accrual Adjustments                                                            $0.00
 Servicing Fees Uncollected on Liquidation                                                     $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                 $0.00
 Net Unscheduled Service Fees Distributed                                                      $0.00

MISCELLANEOUS EXPENSES:                                                                        $0.00

NET FUNDS DISTRIBUTED:                                                                   $535,138.45

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1996-4 Group 1(1426)                   WEIGHTED AVERAGE PC RATE: 7.2479
--------------------------------------------------------------------------------

-------------------------------------------------------
    AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
-------------------------------------------------------
           LOAN COUNT OF     AGGREGATE LOSS
          INCURRED LOSSES        AMOUNT
          ---------------        ------
                 0                $0.00
-------------------------------------------------------

-------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                        SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
---------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL                  SCHEDULED                  INTEREST                NET INTEREST                      TOTAL
DISTRIBUTION               INTEREST DUE               ADJUSTMENT               DISTRUBUTION       OTHER      DISTRIBUTION
------------               ------------               ----------               ------------       -----      ------------
$405,641.40                $129,497.05                  $0.00                   $129,497.05       $0.00       $535,138.45
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES
                                    ORIGINAL         CLAIMS IN         CLAIMS                            COVERAGE
INSURANCE TYPE                       BALANCE          PROGRESS           PAID      ADJUSTMENTS          REMAINING
MPI                                    $0.00             $0.00          $0.00            $0.00              $0.00

SPECIAL HAZARD                 $2,613,196.00             $0.00          $0.00            $0.00      $2,613,196.00

BANKRUPTCY BOND
SINGLE-UNITS                      $50,000.00             $0.00          $0.00            $0.00         $50,000.00
MULTI-UNITS                            $0.00             $0.00          $0.00            $0.00              $0.00

MORTGAGE REPURCHASE            $2,934,144.00             $0.00          $0.00            $0.00      $2,934,144.00


DELINQUENT INSTALLMENTS

        ONE                                                 TWO                                                 THREE

  COUNT      PRIN BALANCE                              COUNT     PRIN BALANCE                              COUNT     PRIN BALANCE
    1         $219,133.71                                0              $0.00                                0              $0.00

                          IN FORECLOSURE                                         ACQUIRED

                               COUNT      PRIN BALANCE                             COUNT     PRIN BALANCE
                                 0               $0.00                               0              $0.00

                                                      Pass Through
Interest Rate      Interest Rate       Net Rate       Rate           Remaining Term        Principal Balance       Number Of Loans
----------------------------------------------------------------------------------------------------------------------------------
                      6.6807            6.5223           6.4265        142.507              $ 2,714,039.01                  9
                      7.2386            7.0603           6.9745        141.536              $ 5,606,340.58                 17
                      7.6495            7.4634           7.3815        144.892              $ 8,352,591.04                 27
                      8.1339            7.9346           7.8593        147.865              $ 4,330,478.08                 14

                      7.5145            7.3314           7.2479        144.301              $21,003,448.71                 67

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES: 1996-4 Group I & Group II (1426 & 1427)

                                     PNC WEIGHTED AVERAGE PC RATE (1426): 7.2479
                                     PNC WEIGHTED AVERAGE PC RATE (1427): 8.0455
                                                WEIGHTED AVERAGE PC RATE: 7.7251
--------------------------------------------------------------------------------

CERTIFICATE BALANCE AT ISSUE:                 $46,547,857.00

                                                           --------------------------------------------------------------
                                                                                    Group I

                                                                                  CERTIFICATE
                                                             TOTAL                ACCOUNT           CERTIFICATE
                                                             NUMBER OF            ACTIVITY          BALANCE
                                                             MORTGAGES            (@ PC RATE)       OUTSTANDING
                                                           --------------------------------------------------------------
BALANCES FROM LAST FISCAL MONTH-END:                            68                                  $21,409,090.11
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                  $100,555.12
 Unscheduled Principal Collection/Reversals                                        $13,984.82
 Liquidations-in-full                                            1                $291,101.46
 Principal Balance Sales Adjustments                                                    $0.00
 Net Principal Distributed                                                        $405,641.40         ($405,641.40)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                         $0.00

BALANCE CURRENT FISCAL MONTH-END:                               67                                  $21,003,448.71

SCHEDULED INTEREST AT MORTGAGE RATE:                                              $134,248.92

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                             $0.00
 Interest Sales Adjustments                                                             $0.00
 Interest Accrual Adjustment                                                            $0.00
 Interest Uncollected on Liquidation                                                    $0.00
 Interest Uncollected on Non-Earning Assets                                             $0.00
 Net Unscheduled Interest Distributed                                                   $0.00

OTHER:
 Loan Conversion Fees                                                                   $0.00
 Expense Reimbursements                                                                 $0.00
 Gain on Liquidations                                                                   $0.00
 Hazard Insurance Premium Refunds                                                       $0.00
 Net Other Distributions                                                                $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                   $4,751.87

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                          $0.00
 Servicing Fees Sales Adjustments                                                       $0.00
 Servicing Fees Accrual Adjustments                                                     $0.00
 Servicing Fees Uncollected on Liquidation                                              $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                          $0.00
 Net Unscheduled Service Fees Distributed                                               $0.00

MISCELLANEOUS EXPENSES:                                                                 $0.00

NET FUNDS DISTRIBUTED:                                                            $535,138.45
                                                           --------------------------------------------------------------

                                                           --------------------------------------------------------------
                                                                                   Group II

                                                                                  CERTIFICATE
                                                             TOTAL                ACCOUNT           CERTIFICATE
                                                             NUMBER OF            ACTIVITY          BALANCE
                                                             MORTGAGES            (@ PC RATE)       OUTSTANDING
                                                           --------------------------------------------------------------
BALANCES FROM LAST FISCAL MONTH-END:                            109                                 $32,527,597.78
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                     $27,212.20
 Unscheduled Principal Collection/Reversals                                           $4,886.09
 Liquidations-in-full                                            5                $1,219,147.45
 Principal Balance Sales Adjustments                                                      $0.00
 Net Principal Distributed                                                        $1,251,245.74     ($1,251,245.74)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                         $0.00

BALANCE CURRENT FISCAL MONTH-END:                               104                                 $31,276,352.04

SCHEDULED INTEREST AT MORTGAGE RATE:                                                $225,727.26

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                               $0.00
 Interest Sales Adjustments                                                               $0.00
 Interest Accrual Adjustment                                                              $0.00
 Interest Uncollected on Liquidation                                                      $0.00
 Interest Uncollected on Non-Earning Assets                                               $0.00
 Net Unscheduled Interest Distributed                                                     $0.00

OTHER:
 Loan Conversion Fees                                                                     $0.00
 Expense Reimbursements                                                                   $0.00
 Gain on Liquidations                                                                     $0.00
 Hazard Insurance Premium Refunds                                                         $0.00
 Net Other Distributions                                                                  $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                     $7,796.28

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                            $0.00
 Servicing Fees Sales Adjustments                                                         $0.00
 Servicing Fees Accrual Adjustments                                                       $0.00
 Servicing Fees Uncollected on Liquidation                                                $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                            $0.00
 Net Unscheduled Service Fees Distributed                                                 $0.00

MISCELLANEOUS EXPENSES:                                                                   $0.00

NET FUNDS DISTRIBUTED:                                                            $1,469,176.72
                                                           --------------------------------------------------------------

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES: 1996-4 Group I & Group II (1426 & 1427)

                                     PNC WEIGHTED AVERAGE PC RATE (1427): 8.0455
--------------------------------------------------------------------------------

-------------------------------------------------------
    AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
-------------------------------------------------------
          LOAN COUNT OF     AGGREGATE LOSS
         INCURRED LOSSES        AMOUNT
         ---------------        ------
                0               $0.00
-------------------------------------------------------
-------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                     SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------------------------------------
 PRINCIPAL                SCHEDULED                 INTEREST               NET INTEREST                     TOTAL
DISTRIBUTION             INTEREST DUE              ADJUSTMENT              DISTRUBUTION       OTHER      DISTRIBUTION
------------             ------------              ----------              ------------       -----      ------------
$1,656,887.14            $347,428.03                  $0.00                 $347,428.03       $0.00      $2,004,315.17
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

----------------------------------------------------------------------------------------------------------------------------------
INSURANCE RESERVES          COMBINED       Group I      Group II     Group I     Group II       Group I     Group II     COMBINED

                            ORIGINAL      CLAIMS IN     CLAIMS IN     CLAIMS      CLAIMS                                 COVERAGE
INSURANCE TYPE              BALANCE        PROGRESS     PROGRESS       PAID        PAID       ADJUSTMENTS  ADJUSTMENTS   REMAINING
MPI                                $0.00          $0.00       $0.00        $0.00       $0.00        $0.00        $0.00       $0.00

SPECIAL HAZARD                     $0.00          $0.00       $0.00        $0.00       $0.00        $0.00        $0.00       $0.00

BANKRUPTCY BOND
SINGLE-UNITS                       $0.00          $0.00       $0.00        $0.00       $0.00        $0.00        $0.00       $0.00
MULTI-UNITS                        $0.00          $0.00       $0.00        $0.00       $0.00        $0.00        $0.00       $0.00

MORTGAGE REPURCHASE                $0.00          $0.00       $0.00        $0.00       $0.00        $0.00        $0.00       $0.00
----------------------------------------------------------------------------------------------------------------------------------


DELINQUENT INSTALLMENTS

----------------------------------------------------------------------------------------------------------------------------------
    ONE (Group II)                                        TWO (Group II)                          THREE (Group II)

 COUNT      PRIN BALANCE                               COUNT       PRIN BALANCE                 COUNT       PRIN BALANCE
   3       $1,104,217.04                                 0                $0.00                   0                $0.00

                               FORECLOSURE (Group II)                                   REO (Group II)

                             COUNT        PRIN BALANCE                             COUNT       PRIN BALANCE
                               1           $291,172.90                               1          $302,985.72
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
    ONE (Group I)                                         TWO (Group I)                           THREE (Group I)

 COUNT      PRIN BALANCE                               COUNT       PRIN BALANCE                 COUNT       PRIN BALANCE
   1         $219,133.71                                 0                $0.00                   0                $0.00

                               FORECLOSURE (Group I)                                  ACQUIRED (Group I)

                             COUNT        PRIN BALANCE                             COUNT       PRIN BALANCE
                               0                 $0.00                               0                $0.00
----------------------------------------------------------------------------------------------------------------------------------

                                                      Pass Through
Interest Rate      Interest Rate       Net Rate       Rate           Remaining Term        Principal Balance       Number Of Loans
----------------------------------------------------------------------------------------------------------------------------------
                          7.1250            6.8750       6.8250         317.000               $210,065.03                     1
                          7.7821            7.5465       7.4951         330.954             $5,638,456.26                    18
                          8.2218            7.9886       7.9354         331.792            $13,373,051.16                    43
                          8.6496            8.4030       8.3601         331.279             $9,702,016.42                    34
                          9.0918            8.8418       8.8018         331.048             $2,352,763.17                     8

                          8.3333            8.0941       8.0455         331.327            $31,276,352.04                   104

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES: 1996-4 Group I & Group II (1426 & 1427)

                                                WEIGHTED AVERAGE PC RATE: 7.7251
--------------------------------------------------------------------------------

ISSUE DATE: 12/26/1996
CERTIFICATE BALANCE AT ISSUE:                    $146,707,211.48

                                                                                        CERTIFICATE
                                                              TOTAL                     ACCOUNT                       CERTIFICATE
                                                              NUMBER OF                 ACTIVITY                      BALANCE
                                                              MORTGAGES                 (@ PC RATE)                   OUTSTANDING
                                                             -----------               -------------                 -------------
BALANCES FROM LAST FISCAL MONTH-END:                            177                                                 $53,936,687.89
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                           $127,767.32
 Unscheduled Principal Collection/Reversals                                                 $18,870.91
 Liquidations-in-full                                            6                       $1,510,248.91
 Principal Balance Sales Adjustments                                                             $0.00
 Net Principal Distributed                                                               $1,656,887.14              ($1,656,887.14)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                         $0.00

BALANCE CURRENT FISCAL MONTH-END:                               171                                                 $52,279,800.75

SCHEDULED INTEREST AT MORTGAGE RATE:                                                       $359,976.18

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                      $0.00
 Interest Sales Adjustments                                                                      $0.00
 Interest Accrual Adjustment                                                                     $0.00
 Interest Uncollected on Liquidation                                                             $0.00
 Interest Uncollected on Non-Earning Assets                                                      $0.00
 Net Unscheduled Interest Distributed                                                            $0.00

OTHER:
 Loan Conversion Fees                                                                            $0.00
 Expense Reimbursements                                                                          $0.00
 Gain on Liquidations                                                                            $0.00
 Hazard Insurance Premium Refunds                                                                $0.00
 Net Other Distributions                                                                         $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                           $12,548.15

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                   $0.00
 Servicing Fees Sales Adjustments                                                                $0.00
 Servicing Fees Accrual Adjustments                                                              $0.00
 Servicing Fees Uncollected on Liquidation                                                       $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                   $0.00
 Net Unscheduled Service Fees Distributed                                                        $0.00

MISCELLANEOUS EXPENSES:                                                                          $0.00

NET FUNDS DISTRIBUTED:                                                                   $2,004,315.17

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES: 1996-4 Group I & Group II (1426 & 1427)

                                     PNC WEIGHTED AVERAGE PC RATE (1427): 7.7251
--------------------------------------------------------------------------------

------------------------------------------------------
    AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
------------------------------------------------------
          LOAN COUNT OF         AGGREGATE LOSS
         INCURRED LOSSES           AMOUNT
         ---------------           ------
                0                  $0.00
------------------------------------------------------
------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                      SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL                 SCHEDULED                  INTEREST               NET INTEREST                     TOTAL
DISTRIBUTION              INTEREST DUE               ADJUSTMENT              DISTRUBUTION       OTHER      DISTRIBUTION
------------              ------------               ----------              ------------       -----      ------------
$1,656,887.14             $347,428.03                  $0.00                  $347,428.03       $0.00      $2,004,315.17
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES
                                    ORIGINAL          CLAIMS IN        CLAIMS                             COVERAGE
INSURANCE TYPE                       BALANCE           PROGRESS          PAID      ADJUSTMENTS           REMAINING
MPI                                    $0.00              $0.00         $0.00            $0.00               $0.00

SPECIAL HAZARD                 $2,613,196.00              $0.00         $0.00            $0.00       $2,613,196.00

BANKRUPTCY BOND
SINGLE-UNITS                      $50,000.00              $0.00         $0.00            $0.00          $50,000.00
MULTI-UNITS                            $0.00              $0.00         $0.00            $0.00               $0.00

MORTGAGE REPURCHASE            $2,934,144.00              $0.00         $0.00            $0.00       $2,934,144.00

DELINQUENT INSTALLMENTS

        ONE                                                   TWO                                                THREE

 COUNT      PRIN BALANCE                                COUNT       PRIN BALANCE                           COUNT        PRIN BALANCE
   4       $1,323,350.75                                  0                $0.00                             0                 $0.00

                         IN FORECLOSURE                                          ACQUIRED

                              COUNT        PRIN BALANCE                           COUNT        PRIN BALANCE
                                1           $291,172.90                             1           $302,985.72

The Class B-1, Class B-2, Class B-3 ( the " Senior Subordinate Certificates " ), Class B-4, Class B-5 and Class B-6 Certificates ( the " Junior Subordinate Certificates" and, together with the Senior Subordinate Certificates, the "Subordinate Certiicates") are subordinate in right of payment and provide credit support, special hazard, bankruptcy and fraud coverage (collectively, "Coverage") to the Class IA-1, Class IA-2, Class IA-3, Class IIA-1, Class IIA-2, Class IIA-3, Class IIA-4, Class IIA-5, Class IIA-6, Class IIA7, Class IX, Class IIX, Class IP, Class IIP, Class R, Class R-1, and Class R-2 Certificates (the "Senior Certificates") to the extent described in the prospectus supplement (the "Prospectus Supplement") pursuant to which the Senior Certificates and the Senior Subordinate Certificates, were offered. In addition, the Junior Subordinate Certificates are subordinate in right of payment and provide Coverage to the Senior Subordinate Certificates, the Class B-3 Certificates are subordinate in right of payment and provide Coverage to the Class B-1 and Class B-2 Certificates and the Class B-2 Certificates are subordinate in right of payment and provide Coverage to the Class B-1 Certificates, in each case to the extent described in the Prospectus Supplement.

The Class Principal Balances of the Subordinate Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows :

         CLASS                             CLASS PRINCIPAL BALANCE
         B-1                                     $1,751,372.00
         B-2                                     $1,751,371.97
         B-3                                       $700,548.83
         B-4                                       $420,329.66
         B-5                                       $490,383.95
         B-6                                       $490,384.97

         Total                                   $5,604,391.38

The amount of the special hazard, bankruptcy and fraud coverage as of the above referenced date is $2,613,196.00, $50,000.00 and $2,934,144.00, respectively.

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  February 1999
Series: 1996-4 Pool 1426-1427
Certificate Trust

                                              Distribution Date:  March 25, 1999

     Class                                        Portfolio                IA-1                  IA-2                  IA-3
     Weighted Average Pass Through Rate                   7.7297%                 7.000%                7.000%                7.000%
Original Principal Balance                        $146,707,211.48         $31,969,544.00         $7,680,000.00         $4,700,000.00
Beginning Principal Balance                        $53,936,687.89          $7,518,429.41         $7,680,000.00         $4,249,133.89
     Loans Transferred In                                   $0.00                  $0.00                 $0.00                 $0.00
     Loans Transferred Out                                  $0.00                  $0.00                 $0.00                 $0.00
     Principal Losses                                       $0.00                  $0.00                 $0.00                 $0.00
     Other Principal Adjustments                            $0.00                  $0.00                 $0.00                 $0.00
     Principal Distributed                          $1,656,887.14            $376,400.75                 $0.00            $19,957.27
     Principal Allocation Factor                       0.01129384             0.01177373            0.00000000            0.00424623
     Scheduled Interest                               $347,428.03             $43,857.50            $44,800.00            $24,786.61
     Scheduled Interest Allocation Factor              0.00236817             0.00137185            0.00583333            0.00527375
     Interest Adjustment                                    $0.00                  $0.00                 $0.00                 $0.00
     Interest Adjustment Allocation Factor             0.00000000             0.00000000            0.00000000            0.00000000
     Net Interest Distributed                         $347,428.03             $43,857.50            $44,800.00            $24,786.61
     Distributed Allocation Factor                     0.00236817             0.00137185            0.00583333            0.00527375
         Other Distribution                                 $0.00                  $0.00                 $0.00                 $0.00
         Other Distribution Allocation Factor          0.00000000             0.00000000            0.00000000            0.00000000
         Ending Total Distribution                  $2,004,315.17            $420,258.25            $44,800.00            $44,743.88
         Ending Principal Balance                  $52,279,800.75          $7,142,028.66         $7,680,000.00         $4,229,176.62
         Principal Balance Trading Factor              0.35635468             0.22340102            1.00000000            0.89982481

     Class                                            IX                     IP                 IIA-1                 IIA-2
     Weighted Average Pass Through Rate                    7.000%                                       5.750%                3.250%
Original Principal Balance                                  $0.00            $336,248.15        $25,494,373.00                 $0.00
Beginning Principal Balance                                 $0.00            $278,218.14         $3,113,992.64                 $0.00
     Loans Transferred In                                   $0.00                  $0.00                 $0.00                 $0.00
     Loans Transferred Out                                  $0.00                  $0.00                 $0.00                 $0.00
     Principal Losses                                       $0.00                  $0.00                 $0.00                 $0.00
     Other Principal Adjustments                            $0.00                  $0.00                 $0.00                 $0.00
     Principal Distributed                                  $0.00              $1,377.24           $374,220.48                 $0.00
     Principal Allocation Factor                       0.00000000             0.00409590            0.01467855            0.00000000
     Scheduled Interest                                 $6,233.63                  $0.00            $14,921.21             $8,433.73
     Scheduled Interest Allocation Factor              0.00000000             0.00000000            0.00058527            0.00000000
     Interest Adjustment                                    $0.00                  $0.00                 $0.00                 $0.00
     Interest Adjustment Allocation Factor             0.00000000             0.00000000            0.00000000            0.00000000
     Net Interest Distributed                           $6,233.63                  $0.00            $14,921.21             $8,433.73
     Distributed Allocation Factor                     0.00000000             0.00000000            0.00058527            0.00000000
         Other Distribution                                 $0.00                  $0.00                 $0.00                 $0.00
         Other Distribution Allocation Factor          0.00000000             0.00000000            0.00000000            0.00000000
         Ending Total Distribution                      $6,233.63              $1,377.24           $389,141.69             $8,433.73
         Ending Principal Balance                           $0.00            $276,840.90         $2,739,772.16                 $0.00
         Principal Balance Trading Factor              0.00000000             0.82332320            0.10746576            0.00000000

Distribution Date: March 25, 1999

     Class                                         IIA-3                   IIA-4                 IIA-5                IIA-6
     Weighted Average Pass Through Rate                    7.750%                 8.000%                8.000%                7.250%
Original Principal Balance                         $11,164,000.00          $3,436,000.00         $9,658,126.00        $22,703,372.00
Beginning Principal Balance                        $11,164,000.00          $3,436,000.00         $9,658,126.00           $322,992.62
     Loans Transferred In                                   $0.00                  $0.00                 $0.00                 $0.00
     Loans Transferred Out                                  $0.00                  $0.00                 $0.00                 $0.00
     Principal Losses                                       $0.00                  $0.00                 $0.00                 $0.00
     Other Principal Adjustments                            $0.00                  $0.00                 $0.00                 $0.00
     Principal Distributed                            $204,911.38                  $0.00                 $0.00           $322,992.62
     Principal Allocation Factor                       0.01835466             0.00000000            0.00000000            0.01422664
     Scheduled Interest                                $72,100.83             $22,906.67            $64,387.51             $1,951.41
     Scheduled Interest Allocation Factor              0.00645833             0.00666667            0.00666667            0.00008595
     Interest Adjustment                                    $0.00                  $0.00                 $0.00                 $0.00
     Interest Adjustment Allocation Factor             0.00000000             0.00000000            0.00000000            0.00000000
     Net Interest Distributed                          $72,100.83             $22,906.67            $64,387.51             $1,951.41
     Distributed Allocation Factor                     0.00645833             0.00666667            0.00666667            0.00008595
         Other Distribution                                 $0.00                  $0.00                 $0.00                 $0.00
         Other Distribution Allocation Factor          0.00000000             0.00000000            0.00000000            0.00000000
         Ending Total Distribution                    $277,012.21             $22,906.67            $64,387.51           $324,944.03
         Ending Principal Balance                  $10,959,088.62          $3,436,000.00         $9,658,126.00                 $0.00
         Principal Balance Trading Factor              0.98164534             1.00000000            1.00000000            0.00000000


     Class                                         IIA-7                      IIX                  IIP                 B-1
     Weighted Average Pass Through Rate                    7.750%                 8.000%                                     7.7002%
Original Principal Balance                         $22,703,372.00                  $0.00           $993,737.28         $1,833,840.00
Beginning Principal Balance                           $322,992.61                  $0.00           $577,221.46         $1,754,868.78
     Loans Transferred In                                   $0.00                  $0.00                 $0.00                 $0.00
     Loans Transferred Out                                  $0.00                  $0.00                 $0.00                 $0.00
     Principal Losses                                       $0.00                  $0.00                 $0.00                 $0.00
     Other Principal Adjustments                            $0.00                  $0.00                 $0.00                 $0.00
     Principal Distributed                            $322,992.61                  $0.00            $22,845.05             $3,496.78
     Principal Allocation Factor                       0.01422664             0.00000000            0.02298902            0.00190681
     Scheduled Interest                                 $2,085.99              $4,928.56                 $0.00            $11,260.70
     Scheduled Interest Allocation Factor              0.00009188             0.00000000            0.00000000            0.00614050
     Interest Adjustment                                    $0.00                  $0.00                 $0.00                 $0.00
     Interest Adjustment Allocation Factor             0.00000000             0.00000000            0.00000000            0.00000000
     Net Interest Distributed                           $2,085.99              $4,928.56                 $0.00            $11,260.70
     Distributed Allocation Factor                     0.00009188             0.00000000            0.00000000            0.00614050
         Other Distribution                                 $0.00                  $0.00                 $0.00                 $0.00
         Other Distribution Allocation Factor          0.00000000             0.00000000            0.00000000            0.00000000
         Ending Total Distribution                    $325,078.60              $4,928.56            $22,845.05            $14,757.48
         Ending Principal Balance                           $0.00                  $0.00           $554,376.41         $1,751,372.00
         Principal Balance Trading Factor              0.00000000             0.00000000            0.55787019            0.95502988

     Class                                          B-2                     B-3
     Weighted Average Pass Through Rate                   7.7002%               7.7002%
Original Principal Balance                          $1,833,840.00           $733,536.00
Beginning Principal Balance                         $1,754,868.76           $701,947.55
     Loans Transferred In                                   $0.00                 $0.00
     Loans Transferred Out                                  $0.00                 $0.00
     Principal Losses                                       $0.00                 $0.00
     Other Principal Adjustments                            $0.00                 $0.00
     Principal Distributed                              $3,496.79             $1,398.72
     Principal Allocation Factor                       0.00190681            0.00190682
     Scheduled Interest                                $11,260.70             $4,504.28
     Scheduled Interest Allocation Factor              0.00614050            0.00614050
     Interest Adjustment                                    $0.00                 $0.00
     Interest Adjustment Allocation Factor             0.00000000            0.00000000
     Net Interest Distributed                          $11,260.70             $4,504.28
     Distributed Allocation Factor                     0.00614050            0.00614050
         Other Distribution                                 $0.00                 $0.00
         Other Distribution Allocation Factor          0.00000000            0.00000000
         Ending Total Distribution                     $14,757.49             $5,903.00
         Ending Principal Balance                   $1,751,371.97           $700,548.83
         Principal Balance Trading Factor              0.95502987            0.95502992

Distribution Date: March 25, 1999

     Class                                          B-4                    B-5                   B-6                    R
     Weighted Average Pass Through Rate                 7.7002%                7.7002%               7.7002%                7.000%
Original Principal Balance                          $440,122.00            $513,475.00           $513,476.05                $50.00
Beginning Principal Balance                         $421,168.89            $491,363.05           $491,364.09                 $0.00
     Loans Transferred In                                 $0.00                  $0.00                 $0.00                 $0.00
     Loans Transferred Out                                $0.00                  $0.00                 $0.00                 $0.00
     Principal Losses                                     $0.00                  $0.00                 $0.00                 $0.00
     Other Principal Adjustments                          $0.00                  $0.00                 $0.00                 $0.00
     Principal Distributed                              $839.23                $979.10               $979.12                 $0.00
     Principal Allocation Factor                     0.00190681             0.00190681            0.00190685            0.00000000
     Scheduled Interest                               $2,702.57              $3,152.99             $3,153.00                 $0.00
     Scheduled Interest Allocation Factor            0.00614050             0.00614049            0.00614050            0.00000000
     Interest Adjustment                                  $0.00                  $0.00                 $0.00                 $0.00
     Interest Adjustment Allocation Factor           0.00000000             0.00000000            0.00000000            0.00000000
     Net Interest Distributed                         $2,702.57              $3,152.99             $3,153.00                 $0.00
     Distributed Allocation Factor                   0.00614050             0.00614049            0.00614050            0.00000000
         Other Distribution                               $0.00                  $0.00                 $0.00                 $0.00
         Other Distribution Allocation Factor        0.00000000             0.00000000            0.00000000            0.00000000
         Ending Total Distribution                    $3,541.80              $4,132.09             $4,132.12                 $0.00
         Ending Principal Balance                   $420,329.66            $490,383.95           $490,384.97                 $0.00
         Principal Balance Trading Factor            0.95502988             0.95502985            0.95502988            0.00000000

     Class                                           R-1                   R-2                   First Union            PNC
     Weighted Average Pass Through Rate                  7.000%                7.000%
Original Principal Balance                               $50.00                $50.00                $99.99                  $0.01
Beginning Principal Balance                               $0.00                 $0.00                 $0.00                  $0.00
     Loans Transferred In                                 $0.00                 $0.00                 $0.00                  $0.00
     Loans Transferred Out                                $0.00                 $0.00                 $0.00                  $0.00
     Principal Losses                                     $0.00                 $0.00                 $0.00                  $0.00
     Other Principal Adjustments                          $0.00                 $0.00                 $0.00                  $0.00
     Principal Distributed                                $0.00                 $0.00                 $0.00                  $0.00
     Principal Allocation Factor                     0.00000000            0.00000000            0.00000000             0.00000000
     Scheduled Interest                                   $0.00                 $0.14                 $0.14                  $0.00
     Scheduled Interest Allocation Factor            0.00000000            0.00280000            0.00140014             0.00000000
     Interest Adjustment                                  $0.00                 $0.00                 $0.00                  $0.00
     Interest Adjustment Allocation Factor           0.00000000            0.00000000            0.00000000             0.00000000
     Net Interest Distributed                             $0.00                 $0.14                 $0.14                  $0.00
     Distributed Allocation Factor                   0.00000000            0.00280000            0.00140014             0.00000000
         Other Distribution                               $0.00                 $0.00                 $0.00                  $0.00
         Other Distribution Allocation Factor        0.00000000            0.00000000            0.00000000             0.00000000
         Ending Total Distribution                        $0.00                 $0.14                 $0.14                  $0.00
         Ending Principal Balance                         $0.00                 $0.00                 $0.00                  $0.00
         Principal Balance Trading Factor            0.00000000            0.00000000            0.00000000             0.00000000

     Class
     Weighted Average Pass Through Rate
Original Principal Balance                         Class IX Notional Amt
Beginning Principal Balance                        ---------------------
     Loans Transferred In                               $1,068,621.61
     Loans Transferred Out
     Principal Losses                              Class IIX Notional Amt
     Other Principal Adjustments                   ----------------------
     Principal Distributed                               $739,283.85
     Principal Allocation Factor
     Scheduled Interest                                Group I Ending
     Scheduled Interest Allocation Factor             Principal Balance
     Interest Adjustment                              -----------------
     Interest Adjustment Allocation Factor              $21,003,448.71
     Net Interest Distributed
     Distributed Allocation Factor                     Group II Ending
         Other Distribution                           Principal Balance
         Other Distribution Allocation Factor         -----------------
         Ending Total Distribution
         Ending Principal Balance                       $31,276,352.04
         Principal Balance Trading Factor

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  February 1999
Series: 1996-4 Pool 1426-1427
First Level Trust

                                              Distribution Date:  March 25, 1999

     Class                                        Portfolio               IA-1                   IA-2                  IA-3
     Weighted Average Pass Through Rate                   7.2584%                 7.000%                7.000%                7.000%
Original Principal Balance                        $146,707,211.48         $31,969,544.00         $7,680,000.00         $4,700,000.00
Beginning Principal Balance                        $53,936,687.89          $7,518,429.41         $7,680,000.00         $4,249,133.89
     Loans Transferred In                                   $0.00                  $0.00                 $0.00                 $0.00
     Loans Transferred Out                                  $0.00                  $0.00                 $0.00                 $0.00
     Principal Losses                                       $0.00                  $0.00                 $0.00                 $0.00
     Other Principal Adjustments                            $0.00                  $0.00                 $0.00                 $0.00
     Principal Distributed                          $1,656,887.14            $376,400.75                 $0.00            $19,957.27
     Principal Allocation Factor                       0.01129384             0.01177373            0.00000000            0.00424623
     Scheduled Interest                               $347,428.03             $43,857.50            $44,800.00            $24,786.61
     Scheduled Interest Allocation Factor              0.00236817             0.00137185            0.00583333            0.00527375
     Interest Adjustment                                    $0.00                  $0.00                 $0.00                 $0.00
     Interest Adjustment Allocation Factor             0.00000000             0.00000000            0.00000000            0.00000000
     Net Interest Distributed                         $347,428.03             $43,857.50            $44,800.00            $24,786.61
     Distributed Allocation Factor                     0.00236817             0.00137185            0.00583333            0.00527375
         Other Distribution                                 $0.00                  $0.00                 $0.00                 $0.00
         Other Distribution Allocation Factor          0.00000000             0.00000000            0.00000000            0.00000000
         Ending Total Distribution                  $2,004,315.17            $420,258.25            $44,800.00            $44,743.88
         Ending Principal Balance                  $52,279,800.75          $7,142,028.66         $7,680,000.00         $4,229,176.62
         Principal Balance Trading Factor              0.35635468             0.22340102            1.00000000            0.89982481

     Class                                            IX                    IP                  IIA-1                 IIA-3
     Weighted Average Pass Through Rate                   7.000%                                        9.000%                7.750%
Original Principal Balance                                 $0.00            $336,248.15         $25,494,373.00        $11,164,000.00
Beginning Principal Balance                                $0.00            $278,218.14          $3,113,992.64        $11,164,000.00
     Loans Transferred In                                  $0.00                  $0.00                  $0.00                 $0.00
     Loans Transferred Out                                 $0.00                  $0.00                  $0.00                 $0.00
     Principal Losses                                      $0.00                  $0.00                  $0.00                 $0.00
     Other Principal Adjustments                           $0.00                  $0.00                  $0.00                 $0.00
     Principal Distributed                                 $0.00              $1,377.24            $322,992.63                 $0.00
     Principal Allocation Factor                      0.00000000             0.00409590             0.01266917            0.00000000
     Scheduled Interest                                $6,233.63                  $0.00             $23,354.94            $72,100.83
     Scheduled Interest Allocation Factor             0.00000000             0.00000000             0.00091608            0.00645833
     Interest Adjustment                                   $0.00                  $0.00                  $0.00                 $0.00
     Interest Adjustment Allocation Factor            0.00000000             0.00000000             0.00000000            0.00000000
     Net Interest Distributed                          $6,233.63                  $0.00             $23,354.94            $72,100.83
     Distributed Allocation Factor                    0.00000000             0.00000000             0.00091608            0.00645833
         Other Distribution                                $0.00                  $0.00                  $0.00                 $0.00
         Other Distribution Allocation Factor         0.00000000             0.00000000             0.00000000            0.00000000
         Ending Total Distribution                     $6,233.63              $1,377.24            $346,347.57            $72,100.83
         Ending Principal Balance                          $0.00            $276,840.90          $2,791,000.01        $11,164,000.00
         Principal Balance Trading Factor             0.00000000             0.82332320             0.10947514            1.00000000

Distribution Date: March 25, 1999


     Class                                         IIA-4                  IIA-5                 IIA-6                 IIA-7
     Weighted Average Pass Through Rate                   8.000%                 8.000%                 7.250%                7.750%
Original Principal Balance                         $3,436,000.00          $9,658,126.00         $22,703,372.00        $22,703,372.00
Beginning Principal Balance                        $3,436,000.00          $9,658,126.00            $322,992.62           $322,992.61
     Loans Transferred In                                  $0.00                  $0.00                  $0.00                 $0.00
     Loans Transferred Out                                 $0.00                  $0.00                  $0.00                 $0.00
     Principal Losses                                      $0.00                  $0.00                  $0.00                 $0.00
     Other Principal Adjustments                           $0.00                  $0.00                  $0.00                 $0.00
     Principal Distributed                                 $0.00                  $0.00            $322,992.62           $322,992.61
     Principal Allocation Factor                      0.00000000             0.00000000             0.01422664            0.01422664
     Scheduled Interest                               $22,906.67             $64,387.51              $1,951.41             $2,085.99
     Scheduled Interest Allocation Factor             0.00666667             0.00666667             0.00008595            0.00009188
     Interest Adjustment                                   $0.00                  $0.00                  $0.00                 $0.00
     Interest Adjustment Allocation Factor            0.00000000             0.00000000             0.00000000            0.00000000
     Net Interest Distributed                         $22,906.67             $64,387.51              $1,951.41             $2,085.99
     Distributed Allocation Factor                    0.00666667             0.00666667             0.00008595            0.00009188
         Other Distribution                                $0.00                  $0.00                  $0.00                 $0.00
         Other Distribution Allocation Factor         0.00000000             0.00000000             0.00000000            0.00000000
         Ending Total Distribution                    $22,906.67             $64,387.51            $324,944.03           $325,078.60
         Ending Principal Balance                  $3,436,000.00          $9,658,126.00                  $0.00                 $0.00
         Principal Balance Trading Factor             1.00000000             1.00000000             0.00000000            0.00000000


     Class                                          IIX                  IIP                     B-1                  B-2
     Weighted Average Pass Through Rate                  8.000%                                        7.7002%               7.7002%
Original Principal Balance                                $0.00            $993,737.28           $1,833,840.00         $1,833,840.00
Beginning Principal Balance                               $0.00            $577,221.46           $1,754,868.78         $1,754,868.76
     Loans Transferred In                                 $0.00                  $0.00                   $0.00                 $0.00
     Loans Transferred Out                                $0.00                  $0.00                   $0.00                 $0.00
     Principal Losses                                     $0.00                  $0.00                   $0.00                 $0.00
     Other Principal Adjustments                          $0.00                  $0.00                   $0.00                 $0.00
     Principal Distributed                                $0.00             $22,845.05               $3,496.78             $3,496.79
     Principal Allocation Factor                     0.00000000             0.02298902              0.00190681            0.00190681
     Scheduled Interest                               $4,928.56                  $0.00              $11,260.70            $11,260.70
     Scheduled Interest Allocation Factor            0.00000000             0.00000000              0.00614050            0.00614050
     Interest Adjustment                                  $0.00                  $0.00                   $0.00                 $0.00
     Interest Adjustment Allocation Factor           0.00000000             0.00000000              0.00000000            0.00000000
     Net Interest Distributed                         $4,928.56                  $0.00              $11,260.70            $11,260.70
     Distributed Allocation Factor                   0.00000000             0.00000000              0.00614050            0.00614050
         Other Distribution                               $0.00                  $0.00                   $0.00                 $0.00
         Other Distribution Allocation Factor        0.00000000             0.00000000              0.00000000            0.00000000
         Ending Total Distribution                    $4,928.56             $22,845.05              $14,757.48            $14,757.49
         Ending Principal Balance                         $0.00            $554,376.41           $1,751,372.00         $1,751,371.97
         Principal Balance Trading Factor            0.00000000             0.55787019              0.95502988            0.95502987

     Class                                         B-3                    B-4
     Weighted Average Pass Through Rate                 7.7002%                7.7002%
Original Principal Balance                          $733,536.00            $440,122.00
Beginning Principal Balance                         $701,947.55            $421,168.89
     Loans Transferred In                                 $0.00                  $0.00
     Loans Transferred Out                                $0.00                  $0.00
     Principal Losses                                     $0.00                  $0.00
     Other Principal Adjustments                          $0.00                  $0.00
     Principal Distributed                            $1,398.72                $839.23
     Principal Allocation Factor                     0.00190682             0.00190681
     Scheduled Interest                               $4,504.28              $2,702.57
     Scheduled Interest Allocation Factor            0.00614050             0.00614050
     Interest Adjustment                                  $0.00                  $0.00
     Interest Adjustment Allocation Factor           0.00000000             0.00000000
     Net Interest Distributed                         $4,504.28              $2,702.57
     Distributed Allocation Factor                   0.00614050             0.00614050
         Other Distribution                               $0.00                  $0.00
         Other Distribution Allocation Factor        0.00000000             0.00000000
         Ending Total Distribution                    $5,903.00              $3,541.80
         Ending Principal Balance                   $700,548.83            $420,329.66
         Principal Balance Trading Factor            0.95502992             0.95502988

                               Distribution Date: March 25, 1999


     Class                                          B-5                    B-6                    R                     R-1
     Weighted Average Pass Through Rate                 7.7002%                7.7002%               7.000%                7.000%
Original Principal Balance                          $513,475.00            $513,476.05                $50.00                $50.00
Beginning Principal Balance                         $491,363.05            $491,364.09                 $0.00                 $0.00
     Loans Transferred In                                 $0.00                  $0.00                 $0.00                 $0.00
     Loans Transferred Out                                $0.00                  $0.00                 $0.00                 $0.00
     Principal Losses                                     $0.00                  $0.00                 $0.00                 $0.00
     Other Principal Adjustments                          $0.00                  $0.00                 $0.00                 $0.00
     Principal Distributed                              $979.10                $979.12                 $0.00                 $0.00
     Principal Allocation Factor                     0.00190681             0.00190685            0.00000000            0.00000000
     Scheduled Interest                               $3,152.99              $3,153.00                 $0.00                 $0.00
     Scheduled Interest Allocation Factor            0.00614049             0.00614050            0.00000000            0.00000000
     Interest Adjustment                                  $0.00                  $0.00                 $0.00                 $0.00
     Interest Adjustment Allocation Factor           0.00000000             0.00000000            0.00000000            0.00000000
     Net Interest Distributed                         $3,152.99              $3,153.00                 $0.00                 $0.00
     Distributed Allocation Factor                   0.00614049             0.00614050            0.00000000            0.00000000
         Other Distribution                               $0.00                  $0.00                 $0.00                 $0.00
         Other Distribution Allocation Factor        0.00000000             0.00000000            0.00000000            0.00000000
         Ending Total Distribution                    $4,132.09              $4,132.12                 $0.00                 $0.00
         Ending Principal Balance                   $490,383.95            $490,384.97                 $0.00                 $0.00
         Principal Balance Trading Factor            0.95502985             0.95502988            0.00000000            0.00000000

     Class                                      R-2                     First Union           PNC
     Weighted Average Pass Through Rate                 7.000%
Original Principal Balance                              $50.00                  $99.99                 $0.01
Beginning Principal Balance                              $0.00                   $0.00                 $0.00
     Loans Transferred In                                $0.00                   $0.00                 $0.00
     Loans Transferred Out                               $0.00                   $0.00                 $0.00
     Principal Losses                                    $0.00                   $0.00                 $0.00
     Other Principal Adjustments                         $0.00                   $0.00                 $0.00
     Principal Distributed                         $256,139.23             $256,113.62                $25.61
     Principal Allocation Factor                 5122.78460000           2561.39233923         2561.00000000
     Scheduled Interest                                  $0.14                   $0.14                 $0.00
     Scheduled Interest Allocation Factor           0.00280000              0.00140014            0.00000000
     Interest Adjustment                                 $0.00                   $0.00                 $0.00
     Interest Adjustment Allocation Factor          0.00000000              0.00000000            0.00000000
     Net Interest Distributed                            $0.14                   $0.14                 $0.00
     Distributed Allocation Factor                  0.00280000              0.00140014            0.00000000
         Other Distribution                              $0.00                   $0.00                 $0.00
         Other Distribution Allocation Factor       0.00000000              0.00000000            0.00000000
         Ending Total Distribution                 $256,139.37             $256,113.76                $25.61
         Ending Principal Balance                 ($256,139.23)           ($256,113.62)              ($25.61)
         Principal Balance Trading Factor       -5122.78460000          -2561.39233923        -2561.00000000

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  February 1999
Series: 1996-4 Pool 1426-1427
Mortgage Trust

                                               Distribution Date: March 25, 1999

     Class                                        Portfolio                  Y-1                   Y-2                Z-1
     Weighted Average Pass Through Rate                   7.2584%                 7.000%                8.000%                7.000%
Original Principal Balance                        $146,707,211.48            $230,430.13           $495,828.09        $45,981,128.26
Beginning Principal Balance                        $53,936,687.89            $105,654.36           $159,751.88        $21,025,217.61
     Loans Transferred In                                   $0.00                  $0.00                 $0.00                 $0.00
     Loans Transferred Out                                  $0.00                  $0.00                 $0.00                 $0.00
     Principal Losses                                       $0.00                  $0.00                 $0.00                 $0.00
     Other Principal Adjustments                            $0.00                  $0.00                 $0.00                 $0.00
     Principal Distributed                          $1,656,887.14              $2,021.32             $6,142.00           $402,242.84
     Principal Allocation Factor                       0.01129384             0.00877194            0.01238736            0.00874800
     Scheduled Interest                               $347,428.03                $616.32             $1,065.01           $122,647.10
     Scheduled Interest Allocation Factor              0.00236817             0.00267465            0.00214794            0.00266734
     Interest Adjustment                                    $0.00                  $0.00                 $0.00                 $0.00
     Interest Adjustment Allocation Factor             0.00000000             0.00000000            0.00000000            0.00000000
     Net Interest Distributed                         $347,428.03                $616.32             $1,065.01           $122,647.10
     Distributed Allocation Factor                     0.00236817             0.00267465            0.00214794            0.00266734
         Other Distribution                                 $0.00                  $0.00                 $0.00                 $0.00
         Other Distribution Allocation Factor          0.00000000             0.00000000            0.00000000            0.00000000
         Ending Total Distribution                  $2,004,315.17              $2,637.64             $7,207.01           $524,889.94
         Ending Principal Balance                  $52,279,800.75            $103,633.04           $153,609.88        $20,622,974.77
         Principal Balance Trading Factor              0.35635468             0.44973737            0.30980471            0.44850954

     Class                                         Z-2                       IP-M                   IX-M                 IIP-M
     Weighted Average Pass Through Rate                    8.000%                                       7.000%
Original Principal Balance                         $98,669,789.57            $336,248.15                 $0.00           $993,737.28
Beginning Principal Balance                        $31,790,624.44            $278,218.14                 $0.00           $577,221.46
     Loans Transferred In                                   $0.00                  $0.00                 $0.00                 $0.00
     Loans Transferred Out                                  $0.00                  $0.00                 $0.00                 $0.00
     Principal Losses                                       $0.00                  $0.00                 $0.00                 $0.00
     Other Principal Adjustments                            $0.00                  $0.00                 $0.00                 $0.00
     Principal Distributed                          $1,222,258.69              $1,377.24                 $0.00            $22,845.05
     Principal Allocation Factor                       0.01238736             0.00409590            0.00000000            0.02298902
     Scheduled Interest                               $211,937.50                  $0.00             $6,233.63                 $0.00
     Scheduled Interest Allocation Factor              0.00214795             0.00000000            0.00000000            0.00000000
     Interest Adjustment                                    $0.00                  $0.00                 $0.00                 $0.00
     Interest Adjustment Allocation Factor             0.00000000             0.00000000            0.00000000            0.00000000
     Net Interest Distributed                         $211,937.50                  $0.00             $6,233.63                 $0.00
     Distributed Allocation Factor                     0.00214795             0.00000000            0.00000000            0.00000000
         Other Distribution                                 $0.00                  $0.00                 $0.00                 $0.00
         Other Distribution Allocation Factor          0.00000000             0.00000000            0.00000000            0.00000000
         Ending Total Distribution                  $1,434,196.19              $1,377.24             $6,233.63            $22,845.05
         Ending Principal Balance                  $30,568,365.75            $276,840.90                 $0.00           $554,376.41
         Principal Balance Trading Factor              0.30980471             0.82332320            0.00000000            0.55787019

                                               Distribution Date: March 25, 1999

     Class                                             IIX-M                 MT-R
     Weighted Average Pass Through Rate                    8.000%                 7.000%
Original Principal Balance                                  $0.00                 $50.00
Beginning Principal Balance                                 $0.00                  $0.00
     Loans Transferred In                                   $0.00                  $0.00
     Loans Transferred Out                                  $0.00                  $0.00
     Principal Losses                                       $0.00                  $0.00
     Other Principal Adjustments                            $0.00                  $0.00
     Principal Distributed                                  $0.00                  $0.00
     Principal Allocation Factor                       0.00000000             0.00000000
     Scheduled Interest                                 $4,928.56                 ($0.09)
     Scheduled Interest Allocation Factor              0.00000000            -0.00180000
     Interest Adjustment                                    $0.00                  $0.00
     Interest Adjustment Allocation Factor             0.00000000             0.00000000
     Net Interest Distributed                           $4,928.56                 ($0.09)
     Distributed Allocation Factor                     0.00000000            -0.00180000
         Other Distribution                                 $0.00                  $0.00
         Other Distribution Allocation Factor          0.00000000             0.00000000
         Ending Total Distribution                      $4,928.56                 ($0.09)
         Ending Principal Balance                           $0.00                  $0.00
         Principal Balance Trading Factor              0.00000000             0.00000000

                     PNCMS
       MORTGAGE PASS-THROUGH CERTIFICATES,
            SERIES 1997-3, CLASS I-P

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1997-3 Group I (1428)                   WEIGHTED AVERAGE PC RATE: 7.4182

--------------------------------------------------------------------------------

ISSUE DATE: 04/30/1997
CERTIFICATE BALANCE AT ISSUE: $151,981,114.00

                                                                          CERTIFICATE
                                                       TOTAL              ACCOUNT                    CERTIFICATE
                                                       NUMBER OF          ACTIVITY                   BALANCE
                                                       MORTGAGES          (@ PC RATE)                OUTSTANDING
                                                     ------------     --------------------       --------------------
BALANCES FROM LAST FISCAL MONTH-END:                     323                                        $76,159,392.55
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                           $338,770.46
 Unscheduled Principal Collection/Reversals                                $172,509.12
 Liquidations-in-full                                     18             $4,188,899.71
 Principal Balance Sales Adjustments                                             $0.00
 Net Principal Distributed                                               $4,700,179.29              ($4,700,179.29)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                         $0.00

BALANCE CURRENT FISCAL MONTH-END:                        305                                        $71,459,213.26

SCHEDULED INTEREST AT MORTGAGE RATE:                                       $489,050.46

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                     $18.48
 Interest Sales Adjustments                                                      $0.00
 Interest Accrual Adjustment                                                     $0.00
 Interest Uncollected on Liquidation                                             $0.00
 Interest Uncollected on Non-Earning Assets                                      $0.00
 Net Unscheduled Interest Distributed                                           $18.48

OTHER:
 Loan Conversion Fees                                                            $0.00
 Expense Reimbursements                                                          $0.00
 Gain on Liquidations                                                            $0.00
 Hazard Insurance Premium Refunds                                                $0.00
 Net Other Distributions                                                         $0.00

SCHEDULED SERVICING FEE EXPENSES:                                           $18,405.47

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                   $0.35
 Servicing Fees Sales Adjustments                                                $0.00
 Servicing Fees Accrual Adjustments                                              $0.00
 Servicing Fees Uncollected on Liquidation                                       $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                   $0.00
 Net Unscheduled Service Fees Distributed                                        $0.35

MISCELLANEOUS EXPENSES:                                                          $0.00

NET FUNDS DISTRIBUTED:                                                   $5,170,842.41

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1997-3 Group I (1428)                   WEIGHTED AVERAGE PC RATE: 7.4182

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
     LOAN COUNT OF         AGGREGATE LOSS
    INCURRED LOSSES            AMOUNT
    ---------------            ------
           0                   $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
  PRINCIPAL        SCHEDULED       INTEREST   NET INTEREST            TOTAL
 DISTRIBUTION     INTEREST DUE    ADJUSTMENT  DISTRUBUTION  OTHER  DISTRIBUTION
-------------     ------------    ----------  ------------  -----  ------------
$4,700,179.29     $470,644.99       $18.13    $470,663.12   $0.00  $5,170,842.41
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity



INSURANCE RESERVES

                            ORIGINAL        CLAIMS IN PROGRESS      CLAIMS                        COVERAGE
INSURANCE TYPE               BALANCE             PROGRESS            PAID        ADJUSTMENTS      REMAINING
MPI                               $0.00            $0.00             $0.00          $0.00               $0.00

SPECIAL HAZARD            $5,110,303.00            $0.00             $0.00          $0.00       $5,110,303.00

BANKRUPTCY BOND
SINGLE UNITS                $100,000.00            $0.00             $0.00          $0.00         $100,000.00
MULTI UNITS                       $0.00            $0.00             $0.00          $0.00               $0.00

MORTGAGE REPURCHASE       $1,519,811.00            $0.00             $0.00          $0.00       $1,519,811.00

DELINQUENT INSTALLMENTS

  ONE                                                TWO                            THREE
   5     $1,290,966.51                                0      $0.00                    0                $0.00

                         IN FORECLOSURE                                            ACQUIRED
                               0                   $0.00                              1          $357,034.06

Each of the Class IB Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, special hazard, bankruptcy and fraud coverage to certain of the PNC Mortgage Securities Corp. Series 1997-3 Mortgage Pass-Through Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated April 28, 1997, pursuant to which the Offered Cerificates were offered.

The Class Principal Balances of each Class of the Class IB Certificates immediately after the principal and interest distribution on March 25, 1999, are as follows :

                         Class          Class Principal Balance
                         IB-1              $2,433,407.09
                         IB-2                $347,628.79
                         IB-3                $347,628.79
                         IB-4                $347,628.79
                         IB-5                $417,155.10
                         IB-6                $278,106.34
                                          --------------
                         Total             $4,171,554.90
                                          ==============

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard, bankruptcy and fraud coverage as of the above referenced date is $5,110,303.00, $100,000.00 and $1,519,811.00, respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1997-3 Group I (1428)

Interest Rate           Interest Rate      Net Rate      Pass Through Rate    Remaining Term    Principal Balance   Number Of Loans
-----------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999             6.3750          6.1250            6.0850             116.000             $231,147.35            1
6.5000 - 6.9999
7.0000 - 7.4999             7.2317          6.9817            6.9417             153.286           $4,642,036.11           17
7.5000 - 7.9999             7.6395          7.3895            7.3495             145.954          $54,624,718.87          203
8.0000 - 8.4999             8.1212          7.8712            7.8312             150.765           $9,557,836.56           54
8.5000 - 8.9999             8.6572          8.4072            8.3672             154.004           $2,266,667.27           28
9.0000 - 9.4999             9.0000          8.7500            8.7100             155.000             $136,807.10            2
9.5000 - 9.9999
10.0000 - 10.4999
10.5000 - 10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                 7.7082          7.4582            7.4182             147.250          $71,459,213.26          305

PNC Mortgage Securities Corporation

Consolidated Distribution Report to Certificate Holders
Reporting Period:  February 1999
Series: 1997-3 Group I Pool 1428
Certificate Trust

                                               Distribution Date: March 25, 1999

    Class                                         Portfolio            IA-1        I-A-1 PAC Component  I-A-1 Companion Component
    Weighted Average Pass Through Rate            7.41568399%             7.000%             7.000%                   7.000%
Original Principal Balance                    $151,981,114.09     $36,550,361.00     $11,330,672.00           $25,219,689.00
Beginning Principal Balance                    $76,159,392.55              $0.00              $0.00                    $0.00
    Loans Transferred In                                $0.00              $0.00              $0.00                    $0.00
    Loans Transferred Out                               $0.00              $0.00              $0.00                    $0.00
    Principal Losses                                    $0.00              $0.00              $0.00                    $0.00
    Other Principal Adjustments                         $0.00              $0.00              $0.00                    $0.00
    Principal Distributed                       $4,700,179.29              $0.00              $0.00                    $0.00
    Principal Allocation Factor                    0.03092607         0.00000000         0.00000000               0.00000000
    Scheduled Interest                            $470,644.99              $0.00              $0.00                    $0.00
    Scheduled Interest Allocation Factor           0.00309673         0.00000000         0.00000000               0.00000000
    Interest Adjustment                                $18.13              $0.00              $0.00                    $0.00
    Interest Adjustment Allocation Factor          0.00000012         0.00000000         0.00000000               0.00000000
    Net Interest Distributed                      $470,663.12              $0.00              $0.00                    $0.00
    Distributed Allocation Factor                  0.00309685         0.00000000         0.00000000               0.00000000
        Other Distribution                              $0.00              $0.00              $0.00                    $0.00
        Other Distribution Allocation Factor       0.00000000         0.00000000         0.00000000               0.00000000
        Ending Total Distribution               $5,170,842.41              $0.00              $0.00                    $0.00
        Ending Principal Balance               $71,459,213.26              $0.00              $0.00                    $0.00
        Principal Balance Trading Factor           0.47018482         0.00000000         0.00000000               0.00000000

    Class                                           IA-2       I-A-2 PAC Component     I-A-2 TAC Component
    Weighted Average Pass Through Rate                7.000%             7.000%                  7.000%
Original Principal Balance                    $19,784,500.00      $7,984,500.00          $11,800,000.00
Beginning Principal Balance                            $0.00              $0.00                   $0.00
    Loans Transferred In                               $0.00              $0.00                   $0.00
    Loans Transferred Out                              $0.00              $0.00                   $0.00
    Principal Losses                                   $0.00              $0.00                   $0.00
    Other Principal Adjustments                        $0.00              $0.00                   $0.00
    Principal Distributed                              $0.00              $0.00                   $0.00
    Principal Allocation Factor                   0.00000000         0.00000000              0.00000000
    Scheduled Interest                                 $0.00              $0.00                   $0.00
    Scheduled Interest Allocation Factor          0.00000000         0.00000000              0.00000000
    Interest Adjustment                                $0.00              $0.00                   $0.00
    Interest Adjustment Allocation Factor         0.00000000         0.00000000              0.00000000
    Net Interest Distributed                           $0.00              $0.00                   $0.00
    Distributed Allocation Factor                 0.00000000         0.00000000              0.00000000
        Other Distribution                             $0.00              $0.00                   $0.00
        Other Distribution Allocation Factor      0.00000000         0.00000000              0.00000000
        Ending Total Distribution                      $0.00              $0.00                   $0.00
        Ending Principal Balance                       $0.00              $0.00                   $0.00
        Principal Balance Trading Factor          0.00000000         0.00000000              0.00000000


                               Distribution Date: March 25, 1999

    Class                                           IA-3              IA-4             IA-5              IA-6              IA-7
    Weighted Average Pass Through Rate                 7.000%            7.000%           7.000%            7.000%            7.000%
Original Principal Balance                     $31,741,470.00    $44,000,000.00    $8,820,291.00     $4,779,258.00     $1,616,275.00
Beginning Principal Balance                    $29,170,913.13    $29,105,646.18    $8,820,291.00     $4,779,258.00             $0.00
    Loans Transferred In                                $0.00             $0.00            $0.00             $0.00             $0.00
    Loans Transferred Out                               $0.00             $0.00            $0.00             $0.00             $0.00
    Principal Losses                                    $0.00             $0.00            $0.00             $0.00             $0.00
    Other Principal Adjustments                         $0.00             $0.00            $0.00             $0.00             $0.00
    Principal Distributed                         $129,747.30     $4,551,354.17            $0.00             $0.00             $0.00
    Principal Allocation Factor                    0.00408763        0.10343987       0.00000000        0.00000000        0.00000000
    Scheduled Interest                            $170,163.66       $169,782.94       $51,451.70        $27,879.01             $0.00
    Scheduled Interest Allocation Factor           0.00536093        0.00385870       0.00583333        0.00583333        0.00000000
    Interest Adjustment                                 $6.55             $6.54            $1.98             $1.07             $0.00
    Interest Adjustment Allocation Factor          0.00000021        0.00000015       0.00000022        0.00000022        0.00000000
    Net Interest Distributed                      $170,170.21       $169,789.48       $51,453.68        $27,880.08             $0.00
    Distributed Allocation Factor                  0.00536113        0.00385885       0.00583356        0.00583356        0.00000000
        Other Distribution                              $0.00             $0.00            $0.00             $0.00             $0.00
        Other Distribution Allocation Factor       0.00000000        0.00000000       0.00000000        0.00000000        0.00000000
        Ending Total Distribution                 $299,917.51     $4,721,143.65       $51,453.68        $27,880.08             $0.00
        Ending Principal Balance               $29,041,165.83    $24,554,292.01    $8,820,291.00     $4,779,258.00             $0.00
        Principal Balance Trading Factor           0.91492819        0.55805209       1.00000000        1.00000000        0.00000000

    Class                                      IX-1               IX-2                 IP              IB-1
    Weighted Average Pass Through Rate            7.000%             7.000%                               7.000%
Original Principal Balance                         $0.00              $0.00        $129,474.89     $2,659,670.00
Beginning Principal Balance                        $0.00              $0.00         $93,092.07     $2,444,278.83
    Loans Transferred In                           $0.00              $0.00              $0.00             $0.00
    Loans Transferred Out                          $0.00              $0.00              $0.00             $0.00
    Principal Losses                               $0.00              $0.00              $0.00             $0.00
    Other Principal Adjustments                    $0.00              $0.00              $0.00             $0.00
    Principal Distributed                          $0.00              $0.00            $440.55        $10,871.74
    Principal Allocation Factor               0.00000000         0.00000000         0.00340259        0.00408763
    Scheduled Interest                         $9,079.81         $17,845.39              $0.00        $14,258.29
    Scheduled Interest Allocation Factor      0.00000000         0.00000000         0.00000000        0.00536092
    Interest Adjustment                            $0.35              $0.69              $0.00             $0.55
    Interest Adjustment Allocation Factor     0.00000000         0.00000000         0.00000000        0.00000021
    Net Interest Distributed                   $9,080.16         $17,846.08              $0.00        $14,258.84
    Distributed Allocation Factor             0.00000000         0.00000000         0.00000000        0.00536113
        Other Distribution                         $0.00              $0.00              $0.00             $0.00
        Other Distribution Allocation Factor  0.00000000         0.00000000         0.00000000        0.00000000
        Ending Total Distribution              $9,080.16         $17,846.08            $440.55        $25,130.58
        Ending Principal Balance                   $0.00              $0.00         $92,651.52     $2,433,407.09
        Principal Balance Trading Factor      0.00000000         0.00000000         0.71559451        0.91492820

Distribution Date: March 25, 1999

    Class                                           IB-2               IB-3              IB-4               IB-5
    Weighted Average Pass Through Rate                7.000%             7.000%            7.000%             7.000%
Original Principal Balance                       $379,952.00        $379,952.00       $379,952.00        $455,943.00
Beginning Principal Balance                      $349,181.89        $349,181.89       $349,181.89        $419,018.83
    Loans Transferred In                               $0.00              $0.00             $0.00              $0.00
    Loans Transferred Out                              $0.00              $0.00             $0.00              $0.00
    Principal Losses                                   $0.00              $0.00             $0.00              $0.00
    Other Principal Adjustments                        $0.00              $0.00             $0.00              $0.00
    Principal Distributed                          $1,553.10          $1,553.10         $1,553.10          $1,863.73
    Principal Allocation Factor                   0.00408763         0.00408763        0.00408763         0.00408763
    Scheduled Interest                             $2,036.89          $2,036.89         $2,036.89          $2,444.28
    Scheduled Interest Allocation Factor          0.00536091         0.00536091        0.00536091         0.00536093
    Interest Adjustment                                $0.08              $0.08             $0.08              $0.09
    Interest Adjustment Allocation Factor         0.00000021         0.00000021        0.00000021         0.00000020
    Net Interest Distributed                       $2,036.97          $2,036.97         $2,036.97          $2,444.37
    Distributed Allocation Factor                 0.00536112         0.00536112        0.00536112         0.00536113
        Other Distribution                             $0.00              $0.00             $0.00              $0.00
        Other Distribution Allocation Factor      0.00000000         0.00000000        0.00000000         0.00000000
        Ending Total Distribution                  $3,590.07          $3,590.07         $3,590.07          $4,308.10
        Ending Principal Balance                 $347,628.79        $347,628.79       $347,628.79        $417,155.10
        Principal Balance Trading Factor          0.91492818         0.91492818        0.91492818         0.91492818

    Class                                        IB-6        Group I R          DLJ             PNC
    Weighted Average Pass Through Rate             7.000%        7.000%
Original Principal Balance                    $303,965.20        $50.00          $49.99           $0.01
Beginning Principal Balance                   $279,348.84         $0.00           $0.00           $0.00
    Loans Transferred In                            $0.00         $0.00           $0.00           $0.00
    Loans Transferred Out                           $0.00         $0.00           $0.00           $0.00
    Principal Losses                                $0.00         $0.00           $0.00           $0.00
    Other Principal Adjustments                     $0.00         $0.00           $0.00           $0.00    IXNotional Balance
    Principal Distributed                       $1,242.50         $0.00           $0.00           $0.00
    Principal Allocation Factor                0.00408763    0.00000000      0.00000000      0.00000000      $1,556,539.11
    Scheduled Interest                          $1,629.53        ($0.29)         ($0.29)          $0.00
    Scheduled Interest Allocation Factor       0.00536091   -0.00580000     -0.00580116      0.00000000
    Interest Adjustment                             $0.06         $0.00           $0.00           $0.00   IX-2 Notional Balance
    Interest Adjustment Allocation Factor      0.00000020    0.00000000      0.00000000      0.00000000
    Net Interest Distributed                    $1,629.59        ($0.29)         ($0.29)          $0.00      $3,059,209.33
    Distributed Allocation Factor              0.00536111   -0.00580000     -0.00580116      0.00000000
        Other Distribution                          $0.00         $0.00           $0.00           $0.00
        Other Distribution Allocation Factor   0.00000000    0.00000000      0.00000000      0.00000000
        Ending Total Distribution               $2,872.09        ($0.29)         ($0.29)          $0.00
        Ending Principal Balance              $278,106.34         $0.00           $0.00           $0.00
        Principal Balance Trading Factor       0.91492823    0.00000000      0.00000000      0.00000000

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1997-3 Group II (1429)                  WEIGHTED AVERAGE PC RATE: 7.7764

--------------------------------------------------------------------------------

ISSUE DATE: 04/30/1997
CERTIFICATE BALANCE AT ISSUE:                      $359,049,223.00

                                                                                       CERTIFICATE
                                                            TOTAL                      ACCOUNT                 CERTIFICATE
                                                            NUMBER OF                  ACTIVITY                BALANCE
                                                            MORTGAGES                  (@ PC RATE)             OUTSTANDING
                                                       -------------------          -------------------   ---------------------
BALANCES FROM LAST FISCAL MONTH-END:                           654                                           $168,383,378.35
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                         $148,604.20
 Unscheduled Principal Collection/Reversals                                               $96,516.80
 Liquidations-in-full                                           35                     $8,758,648.76
 Principal Balance Sales Adjustments                                                           $0.00
 Net Principal Distributed
$9,003,769.76          ($9,003,769.76)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                              619                                           $159,379,608.59

SCHEDULED INTEREST AT MORTGAGE RATE:                                                   $1,131,388.84

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                   $10.35
 Interest Sales Adjustments                                                                    $0.00
 Interest Accrual Adjustment                                                                   $0.00
 Interest Uncollected on Liquidation                                                           $0.00
 Interest Uncollected on Non-Earning Assets                                                    $0.00
 Net Unscheduled Interest Distributed                                                         $10.35

OTHER:
 Loan Conversion Fees                                                                          $0.00
 Expense Reimbursements                                                                        $0.00
 Gain on Liquidations                                                                          $0.00
 Hazard Insurance Premium Refunds                                                              $0.00
 Net Other Distributions                                                                       $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                         $40,556.99

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                 $0.38
 Servicing Fees Sales Adjustments                                                              $0.00
 Servicing Fees Accrual Adjustments                                                            $0.00
 Servicing Fees Uncollected on Liquidation                                                     $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                 $0.00
 Net Unscheduled Service Fees Distributed                                                      $0.38

MISCELLANEOUS EXPENSES:                                                                        $0.00

NET FUNDS DISTRIBUTED:                                                                $10,094,611.58

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1997-3 Group II (1429)                  WEIGHTED AVERAGE PC RATE: 7.7764

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
    LOAN COUNT OF          AGGREGATE LOSS
   INCURRED LOSSES             AMOUNT
   ---------------             ------
         0                     $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
 PRINCIPAL      SCHEDULED      INTEREST    NET INTEREST                TOTAL
DISTRIBUTION   INTEREST DUE   ADJUSTMENT   DISTRUBUTION    OTHER   DISTRIBUTION
------------   ------------   ----------   ------------    -----   ------------
$9,003,769.76  $1,090,831.85    $9.97      $1,090,841.82   $0.00  $10,094,611.58
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                           ORIGINAL                    CLAIMS                 CLAIMS                                   COVERAGE
INSURANCE TYPE              BALANCE                   PROGRESS                 PAID              ADJUSTMENTS          REMAINING
MPI                              $0.00                  $0.00                  $0.00                $0.00                   $0.00

SPECIAL HAZARD           $5,110,303.00                  $0.00                  $0.00                $0.00           $5,110,303.00

BANKRUPTCY BOND
SINGLE UNITS               $125,886.00                  $0.00                  $0.00                $0.00             $125,886.00
MULTI UNITS                      $0.00                  $0.00                  $0.00                $0.00                   $0.00

MORTGAGE REPURCHASE      $7,180,984.00                  $0.00                  $0.00                $0.00           $7,180,984.00

DELINQUENT INSTALLMENTS

   ONE                                                   TWO                                            THREE
   16      $3,615,959.86                                  1        $209,889.47                            2           $454,719.47

                          IN FORECLOSURE                                             ACQUIRED
                                 5            $1,249,171.34                              0                  $0.00

Each of the Class IIB Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, special hazard, bankruptcy and fraud coverage to certain of the PNC Mortgage Securities Corp. Series 1997-3 Mortgage Pass-Through Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated April 28, 1997, pursuant to which the Offered Cerificates were offered.

The Class Principal Balances of each Class of the Class IIB Certificates immediately after the principal and interest distribution on March 25, 1999, are as follows :

                          Class           Class Principal Balance
                          IIB-1               $7,036,574.07
                          IIB-2               $4,397,858.79
                          IIB-3               $1,759,143.51
                          IIB-4               $1,583,229.74
                          IIB-5                 $879,571.75
                          IIB-6               $1,055,487.56
                                             --------------
                          Total              $16,711,865.42
                                             ==============

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard, bankruptcy and fraud coverage as of the above referenced date is $5,110,303.00, $125,886.00 and $7,180,984.00, respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1997-3 Group II (1429)

Interest Rate         Interest Rate      Net Rate     Pass Through Rate      Remaining Term     Principal Balance    Number Of Loans
------------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999
7.5000 - 7.9999          8.1250           7.8750            7.8350               336.000           $391,264.11              1
8.0000 - 8.4999
8.5000 - 8.9999
9.0000 - 9.4999
9.5000 - 9.9999
10.0000 - 10.4999
10.5000 - 10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999
                         8.1250           7.8750            7.8350               336.000           $391,264.11              1
Pool Totals

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999
Series: 1997-3 Group II Pool 1429
Certificate Trust

                                               Distribution Date: March 25, 1999

     Class                                         Portfolio            IIA-1              IIA-2              IIA-3
     Weighted Average Pass Through Rate             7.77391589%             9.228%             7.500%             7.500%
Original Principal Balance                      $359,049,272.93     $59,661,541.86     $28,500,000.00    $139,910,604.00
Beginning Principal Balance                     $168,383,378.35     $17,249,497.60     $28,500,000.00              $0.00
     Loans Transferred In                                 $0.00              $0.00              $0.00              $0.00
     Loans Transferred Out                                $0.00              $0.00              $0.00              $0.00
     Principal Losses                                     $0.00              $0.00              $0.00              $0.00
     Other Principal Adjustments                          $0.00              $0.00              $0.00              $0.00
     Principal Distributed                        $9,003,769.76      $7,305,379.79      $1,621,610.58              $0.00
     Principal Allocation Factor                     0.02507670         0.12244705         0.05689862         0.00000000
     Scheduled Interest                           $1,090,831.85        $132,648.03        $178,125.00              $0.00
     Scheduled Interest Allocation Factor            0.00303811         0.00222334         0.00625000         0.00000000
     Interest Adjustment                                  $3.08              $0.38              $0.50              $0.00
     Interest Adjustment Allocation Factor           0.00000001         0.00000001         0.00000002         0.00000000
     Net Interest Distributed                     $1,090,834.93        $132,648.41        $178,125.50              $0.00
     Distributed Allocation Factor                   0.00303812         0.00222335         0.00625002         0.00000000
         Other Distribution                               $0.00              $0.00              $0.00              $0.00
         Other Distribution Allocation Factor        0.00000000         0.00000000         0.00000000         0.00000000
         Ending Total Distribution               $10,094,604.69      $7,438,028.20      $1,799,736.08              $0.00
         Ending Principal Balance               $159,379,608.59      $9,944,117.81     $26,878,389.42              $0.00
         Principal Balance Trading Factor            0.44389342         0.16667551         0.94310138         0.00000000

     Class                                            IIA-4               IIA-5              IIA-6              IIA-7
     Weighted Average Pass Through Rate                   7.500%              7.500%             7.500%             7.500%
Original Principal Balance                        $71,700,000.00       $6,635,107.00     $16,000,000.00     $19,587,131.00
Beginning Principal Balance                       $70,320,130.64               $0.00     $16,000,000.00     $19,587,131.00
     Loans Transferred In                                  $0.00               $0.00              $0.00              $0.00
     Loans Transferred Out                                 $0.00               $0.00              $0.00              $0.00
     Principal Losses                                      $0.00               $0.00              $0.00              $0.00
     Other Principal Adjustments                           $0.00               $0.00              $0.00              $0.00
     Principal Distributed                            $62,025.71               $0.00              $0.00              $0.00
     Principal Allocation Factor                      0.00086507          0.00000000         0.00000000         0.00000000
     Scheduled Interest                              $439,500.82               $0.00        $100,000.00        $122,419.57
     Scheduled Interest Allocation Factor             0.00612972          0.00000000         0.00625000         0.00625000
     Interest Adjustment                                   $1.24               $0.00              $0.28              $0.35
     Interest Adjustment Allocation Factor            0.00000002          0.00000000         0.00000002         0.00000002
     Net Interest Distributed                        $439,502.06               $0.00        $100,000.28        $122,419.92
     Distributed Allocation Factor                    0.00612974          0.00000000         0.00625002         0.00625002
         Other Distribution                                $0.00               $0.00              $0.00              $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000         0.00000000         0.00000000
         Ending Total Distribution                   $501,527.77               $0.00        $100,000.28        $122,419.92
         Ending Principal Balance                 $70,258,104.93               $0.00     $16,000,000.00     $19,587,131.00
         Principal Balance Trading Factor             0.97988989          0.00000000         1.00000000         1.00000000

                                               Distribution Date: March 25, 1999

     Class                                         IIX             IIB-1             IIB-2              IIB-3              IIB-4
     Weighted Average Pass Through Rate              7.500%           7.500%            7.500%             7.500%             7.500%
Original Principal Balance                            $0.00    $7,180,984.00     $4,488,115.00      $1,795,246.00      $1,615,722.00
Beginning Principal Balance                           $0.00    $7,042,786.14     $4,401,741.34      $1,760,696.53      $1,584,627.46
     Loans Transferred In                             $0.00            $0.00             $0.00              $0.00              $0.00
     Loans Transferred Out                            $0.00            $0.00             $0.00              $0.00              $0.00
     Principal Losses                                 $0.00            $0.00             $0.00              $0.00              $0.00
     Other Principal Adjustments                      $0.00            $0.00             $0.00              $0.00              $0.00
     Principal Distributed                            $0.00        $6,212.07         $3,882.55          $1,553.02          $1,397.72
     Principal Allocation Factor                 0.00000000       0.00086507        0.00086507         0.00086507         0.00086507
     Scheduled Interest                          $13,586.97       $44,017.41        $27,510.88         $11,004.35          $9,903.92
     Scheduled Interest Allocation Factor        0.00000000       0.00612972        0.00612972         0.00612972         0.00612972
     Interest Adjustment                              $0.04            $0.12             $0.08              $0.03              $0.03
     Interest Adjustment Allocation Factor       0.00000000       0.00000002        0.00000002         0.00000002         0.00000002
     Net Interest Distributed                    $13,587.01       $44,017.53        $27,510.96         $11,004.38          $9,903.95
     Distributed Allocation Factor               0.00000000       0.00612974        0.00612974         0.00612973         0.00612974
         Other Distribution                           $0.00            $0.00             $0.00              $0.00              $0.00
         Other Distribution Allocation Factor    0.00000000       0.00000000        0.00000000         0.00000000         0.00000000
         Ending Total Distribution               $13,587.01       $50,229.60        $31,393.51         $12,557.40         $11,301.67
         Ending Principal Balance                     $0.00    $7,036,574.07     $4,397,858.79      $1,759,143.51      $1,583,229.74
         Principal Balance Trading Factor        0.00000000       0.97988995        0.97988995         0.97988995         0.97988994

     Class                                         IIB-5            IIB-6          Group II R            DLJ                PNC
     Weighted Average Pass Through Rate               7.500%           7.500%           7.000%
Original Principal Balance                       $897,623.00    $1,077,149.07           $50.00             $49.99              $0.01
Beginning Principal Balance                      $880,348.26    $1,056,419.37            $0.00              $0.00              $0.00
     Loans Transferred In                              $0.00            $0.00            $0.00              $0.00              $0.00
     Loans Transferred Out                             $0.00            $0.00            $0.00              $0.00              $0.00
     Principal Losses                                  $0.00            $0.00            $0.00              $0.00              $0.00
     Other Principal Adjustments                       $0.00            $0.00            $0.00              $0.00              $0.00
     Principal Distributed                           $776.51          $931.81            $0.00              $0.00              $0.00
     Principal Allocation Factor                  0.00086507       0.00086507       0.00000000         0.00000000         0.00000000
     Scheduled Interest                            $5,502.18        $6,602.62           $10.10             $10.10              $0.00
     Scheduled Interest Allocation Factor         0.00612972       0.00612972       0.20200000         0.20204041         0.00000000
     Interest Adjustment                               $0.02            $0.02           ($0.01)            ($0.01)             $0.00
     Interest Adjustment Allocation Factor        0.00000002       0.00000002      -0.00020000        -0.00020004         0.00000000
     Net Interest Distributed                      $5,502.20        $6,602.64           $10.09             $10.09              $0.00
     Distributed Allocation Factor                0.00612974       0.00612974       0.20180000         0.20184037         0.00000000
         Other Distribution                            $0.00            $0.00       0.00403600              $0.00              $0.00
         Other Distribution Allocation Factor     0.00000000       0.00000000       0.00008072         0.00000000         0.00000000
         Ending Total Distribution                 $6,278.71        $7,534.45           $10.09             $10.09              $0.00
         Ending Principal Balance                $879,571.75    $1,055,487.56            $0.00              $0.00              $0.00
         Principal Balance Trading Factor         0.97988994       0.97988996       0.00000000         0.00000000         0.00000000

                                               Distribution Date: March 25, 1999

     Class                                          IIA-1         PAC II Component   TAC II Component       IO               PO
     Weighted Average Pass Through Rate                9.228%             7.500%              7.500%         7.500%
Original Principal Balance                     $59,661,541.86      $2,111,439.00      $56,279,967.00          $0.00    $1,270,135.86
Beginning Principal Balance                    $17,249,497.60      $2,111,439.00      $14,089,544.14          $0.00    $1,048,514.46
     Loans Transferred In                               $0.00              $0.00               $0.00          $0.00            $0.00
     Loans Transferred Out                              $0.00              $0.00               $0.00          $0.00            $0.00
     Principal Losses                                   $0.00              $0.00               $0.00          $0.00            $0.00
     Other Principal Adjustments                        $0.00              $0.00               $0.00          $0.00            $0.00
     Principal Distributed                      $7,305,379.79              $0.00       $7,267,945.65          $0.00       $37,434.14
     Principal Allocation Factor                   0.42351261         0.00000000          0.12913912     0.00000000       0.03570207
     Scheduled Interest                           $132,648.03         $13,196.49          $88,059.65     $31,391.89            $0.00
     Scheduled Interest Allocation Factor          0.00768996         0.00625000          0.00156467     0.00000000       0.00000000
     Interest Adjustment                                $0.38              $0.11               $0.00          $0.27            $0.00
     Interest Adjustment Allocation Factor         0.00000002         0.00000005          0.00000000     0.00000000       0.00000000
     Net Interest Distributed                     $132,648.41         $13,196.60          $88,059.65     $31,392.16            $0.00
     Distributed Allocation Factor                 0.00768999         0.00625005          0.00156467     0.00000000       0.00000000
         Other Distribution                             $0.00              $0.00               $0.00          $0.00            $0.00
         Other Distribution Allocation Factor      0.00000000         0.00000000          0.00000000     0.00000000       0.00000000
         Ending Total Distribution              $7,438,028.20         $13,196.60       $7,356,005.30     $31,392.16       $37,434.14
         Ending Principal Balance               $9,944,117.81      $2,111,439.00       $6,821,598.49          $0.00    $1,011,080.32
         Principal Balance Trading Factor          0.16667551         1.00000000          0.12120829     0.00000000       0.79604108

     Class                                                                   R              Group II R          Group I R
     Weighted Average Pass Through Rate                                       7.000%             7.000%              7.000%
Original Principal Balance                                                   $100.00             $50.00              $50.00
Beginning Principal Balance                                                    $0.00              $0.00               $0.00
     Loans Transferred In                                                      $0.00              $0.00               $0.00
     Loans Transferred Out                                                     $0.00              $0.00               $0.00
     Principal Losses                                                          $0.00              $0.00               $0.00
     Other Principal Adjustments                                               $0.00              $0.00               $0.00
     Principal Distributed                                                     $0.00              $0.00               $0.00
     Principal Allocation Factor                 IIX Notional Balance     0.00000000         0.00000000          0.00000000
     Scheduled Interest                          --------------------          $9.81             $10.10              ($0.29)
     Scheduled Interest Allocation Factor           $2,173,914.45         0.00000000         0.20200000         -0.00580000
     Interest Adjustment                                                      ($0.01)            ($0.01)              $0.00
     Interest Adjustment Allocation Factor                                0.00000000        -0.00020000          0.00000000
     Net Interest Distributed                                                  $9.80             $10.09              ($0.29)
     Distributed Allocation Factor                                        0.00000000         0.20180000         -0.00580000
         Other Distribution                                               0.00403600         0.00403600          0.00000000
         Other Distribution Allocation Factor                             0.00000000         0.00008072          0.00000000
         Ending Total Distribution                                             $9.80             $10.09              ($0.29)
         Ending Principal Balance                                              $0.00              $0.00               $0.00
         Principal Balance Trading Factor                                 0.00000000         0.00000000          0.00000000

                      PNCMS
        MORTGAGE PASS-THROUGH CERTIFICATES,
            SERIES 1997-4, CLASS I-P

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES: 1997-4 Group I (1430)                   WEIGHTED AVERAGE PC RATE: 7.1434

--------------------------------------------------------------------------------

ISSUE DATE: 06/27/1997
CERTIFICATE BALANCE AT ISSUE:                     $65,137,594.00

                                                                                        CERTIFICATE
                                                              TOTAL                     ACCOUNT                        CERTIFICATE
                                                              NUMBER OF                 ACTIVITY                       BALANCE
                                                              MORTGAGES                 (@ PC RATE)                    OUTSTANDING
                                                              ---------                 -----------                    -----------
BALANCES FROM LAST FISCAL MONTH-END:                            173                                                  $55,592,876.23
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                           $219,461.05
 Unscheduled Principal Collection/Reversals                                                 $58,809.30
 Liquidations-in-full                                            2                         $428,810.43
 Principal Balance Sales Adjustments                                                             $0.00
 Net Principal Distributed                                                                 $707,080.78                 ($707,080.78)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                               171                                                  $54,885,795.45

SCHEDULED INTEREST AT MORTGAGE RATE:                                                       $344,609.31

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                      $0.00
 Interest Sales Adjustments                                                                      $0.00
 Interest Accrual Adjustment                                                                     $0.00
 Interest Uncollected on Liquidation                                                             $0.00
 Interest Uncollected on Non-Earning Assets                                                      $0.00
 Net Unscheduled Interest Distributed                                                            $0.00

OTHER:
 Loan Conversion Fees                                                                            $0.00
 Expense Reimbursements                                                                          $0.00
 Gain on Liquidations                                                                            $0.00
 Hazard Insurance Premium Refunds                                                                $0.00
 Net Other Distributions                                                                         $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                           $13,581.85

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                   $0.00
 Servicing Fees Sales Adjustments                                                                $0.00
 Servicing Fees Accrual Adjustments                                                              $0.00
 Servicing Fees Uncollected on Liquidation                                                       $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                   $0.00
 Net Unscheduled Service Fees Distributed                                                        $0.00

MISCELLANEOUS EXPENSES:                                                                          $0.00

NET FUNDS DISTRIBUTED:                                                                   $1,038,108.24

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES: 1997-4 Group I (1430)                   WEIGHTED AVERAGE PC RATE: 7.1434
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
--------------------------------------------------------------------------------

                  LOAN COUNT OF          AGGREGATE LOSS
                 INCURRED LOSSES             AMOUNT
                 ---------------             ------
                        0                     $0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
-----------------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL            SCHEDULED                INTEREST              NET INTEREST                                    TOTAL
   DISTRIBUTION         INTEREST DUE             ADJUSTMENT             DISTRUBUTION              OTHER              DISTRIBUTION
   ------------         ------------             ----------             ------------              -----              ------------
   $707,080.78          $331,027.46                $0.00                 $331,027.46              $0.00             $1,038,108.24
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES
                            ORIGINAL                 CLAIMS IN         CLAIMS                            COVERAGE
INSURANCE TYPE               BALANCE                  PROGRESS           PAID      ADJUSTMENTS          REMAINING
MPI                            $0.00                     $0.00          $0.00            $0.00              $0.00

SPECIAL HAZARD                 $0.00                     $0.00          $0.00            $0.00              $0.00

BANKRUPTCY BOND
SINGLE-UNITS                   $0.00                     $0.00          $0.00            $0.00              $0.00
MULTI-UNITS                    $0.00                     $0.00          $0.00            $0.00              $0.00

MORTGAGE REPURCHASE            $0.00                     $0.00          $0.00            $0.00              $0.00

DELINQUENT INSTALLMENTS

     ONE                                              TWO                                           THREE

    COUNT                PRIN BALANCE                COUNT                  PRIN BALANCE            COUNT               PRIN BALANCE
      1                   $274,246.13                  0                       $0.00                  0                       $0.00

                                  IN FORECLOSURE                                        ACQUIRED

                                       COUNT          PRIN BALANCE                        COUNT           PRIN BALANCE
                                         0                   $0.00                          0                    $0.00

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES: 1997-4 Group I (1430)

                                                               Pass Through
      Interest Rate        Interest Rate     Net Rate          Rate        Remaining Term      Principal Balance    Number Of Loans
------------------------------------------------------------------------------------------------------------------------------------
      0.0000 - 4.9999
      5.0000 - 5.4999
      5.5000 - 5.9999
      6.0000 - 6.4999
      6.5000 - 6.9999              6.8224         6.5724         6.5290           157.102          $2,518,231.85                  8
      7.0000 - 7.4999              7.2203         6.9703         6.9268           156.878         $25,750,125.51                 77
      7.5000 - 7.9999              7.6774         7.4274         7.3845           156.745         $24,751,337.22                 78
      8.0000 - 8.4999              8.0540         7.8040         7.7640           157.188          $1,866,100.87                  8
      8.5000 - 8.9999
      9.0000 - 9.4999
      9.5000 - 9.9999
      10.0000-10.4999
      10.5000-10.9999
      11.0000 - 11.4999
      11.5000 - 11.9999
      12.0000 - 12.4999
      12.5000 - 12.9999
      13.0000 - 13.4999
      13.5000 - 13.9999
      14.0000 - 14.4999
      14.5000 - 14.9999
      15.0000 - 15.4999
      15.5000 - 15.9999
      16.0000 - 16.4999
      16.5000- 16.9999
      17.0000 - 17.4999
      17.5000 - 17.9999
      18.0000 - 18.4999
      18.5000 - 18.9999
      19.0000 -19.4999
      19.5000 - 19.9999
      20.0000 - 99.9999

      Pool Totals                  7.4365         7.1865         7.1434           156.839         $54,885,795.45                171

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1997-4 Group I & Group II (1430 & 1431)

                                     PNC WEIGHTED AVERAGE PC RATE (1430): 7.1434
                                     PNC WEIGHTED AVERAGE PC RATE (1431): 7.6367
                                                WEIGHTED AVERAGE PC RATE: 7.5192
--------------------------------------------------------------------------------

ISSUE DATE: 6/27/1997
CERTIFICATE BALANCE AT ISSUE:                     $227,521,827.00

                                                           --------------------------------------------------------------
                                                                                    Group I

                                                                                  CERTIFICATE
                                                             TOTAL                ACCOUNT           CERTIFICATE
                                                             NUMBER OF            ACTIVITY          BALANCE
                                                             MORTGAGES            (@ PC RATE)       OUTSTANDING
                                                           --------------------------------------------------------------
BALANCES FROM LAST FISCAL MONTH-END:                            173                                 $55,592,876.23
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                    $219,461.05
 Unscheduled Principal Collection/Reversals                                          $58,809.30
 Liquidations-in-full                                            2                  $428,810.43
 Principal Balance Sales Adjustments                                                      $0.00
 Net Principal Distributed                                                          $707,080.78       ($707,080.78)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                         $0.00

BALANCE CURRENT FISCAL MONTH-END:                               171                                 $54,885,795.45

SCHEDULED INTEREST AT MORTGAGE RATE:                                                $344,609.31

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                               $0.00
 Interest Sales Adjustments                                                               $0.00
 Interest Accrual Adjustment                                                              $0.00
 Interest Uncollected on Liquidation                                                      $0.00
 Interest Uncollected on Non-Earning Assets                                               $0.00
 Net Unscheduled Interest Distributed                                                     $0.00

OTHER:
 Loan Conversion Fees                                                                     $0.00
 Expense Reimbursements                                                                   $0.00
 Gain on Liquidations                                                                     $0.00
 Hazard Insurance Premium Refunds                                                         $0.00
 Net Other Distributions                                                                  $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                    $13,581.85

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                            $0.00
 Servicing Fees Sales Adjustments                                                         $0.00
 Servicing Fees Accrual Adjustments                                                       $0.00
 Servicing Fees Uncollected on Liquidation                                                $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                            $0.00
 Net Unscheduled Service Fees Distributed                                                 $0.00

MISCELLANEOUS EXPENSES:                                                                   $0.00

NET FUNDS DISTRIBUTED:                                                            $1,038,108.24
                                                           --------------------------------------------------------------

                                                           --------------------------------------------------------------
                                                                                   Group II

                                                                                  CERTIFICATE
                                                             TOTAL                ACCOUNT           CERTIFICATE
                                                             NUMBER OF            ACTIVITY          BALANCE
                                                             MORTGAGES            (@ PC RATE)       OUTSTANDING
                                                           --------------------------------------------------------------
BALANCES FROM LAST FISCAL MONTH-END:                            569                                 $181,523,562.57
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                    $156,276.37
 Unscheduled Principal Collection/Reversals                                          $51,843.42
 Liquidations-in-full                                            14               $5,646,053.08
 Principal Balance Sales Adjustments                                                      $0.00
 Net Principal Distributed                                                        $5,854,172.87      ($5,854,172.87)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                               555                                 $175,669,389.70

SCHEDULED INTEREST AT MORTGAGE RATE:                                              $1,201,606.91

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                               $0.00
 Interest Sales Adjustments                                                               $0.00
 Interest Accrual Adjustment                                                              $0.00
 Interest Uncollected on Liquidation                                                      $0.00
 Interest Uncollected on Non-Earning Assets                                               $0.00
 Net Unscheduled Interest Distributed                                                     $0.00

OTHER:
 Loan Conversion Fees                                                                     $0.00
 Expense Reimbursements                                                                   $0.00
 Gain on Liquidations                                                                     $0.00
 Hazard Insurance Premium Refunds                                                         $0.00
 Net Other Distributions                                                                  $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                    $44,252.03

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                            $0.00
 Servicing Fees Sales Adjustments                                                         $0.00
 Servicing Fees Accrual Adjustments                                                       $0.00
 Servicing Fees Uncollected on Liquidation                                                $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                            $0.00
 Net Unscheduled Service Fees Distributed                                                 $0.00

MISCELLANEOUS EXPENSES:                                                                   $0.00

NET FUNDS DISTRIBUTED:                                                            $7,011,527.75
                                                           --------------------------------------------------------------

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1997-4 Group I & Group II (1430 & 1431)

                                     PNC WEIGHTED AVERAGE PC RATE (1431): 7.6367
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
--------------------------------------------------------------------------------
                   LOAN COUNT OF          AGGREGATE LOSS
                  INCURRED LOSSES             AMOUNT
                  ---------------             ------
                         0                     $0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                       SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
-------------------------------------------------------------------------------------------------------------------
     PRINCIPAL             SCHEDULED           INTEREST        NET INTEREST                          TOTAL
   DISTRIBUTION          INTEREST DUE         ADJUSTMENT       DISTRUBUTION          OTHER        DISTRIBUTION
   ------------          ------------         ----------       ------------          -----        ------------
   $6,561,253.65         $1,488,382.34           $0.00         $1,488,382.34         $0.00       $8,049,635.99
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

------------------------------------------------------------------------------------------------------------------------------------
INSURANCE RESERVES          COMBINED       Group I      Group II     Group I     Group II     Group I     Group II     COMBINED

                            ORIGINAL      CLAIMS IN     CLAIMS IN     CLAIMS      CLAIMS                               COVERAGE
INSURANCE TYPE              BALANCE        PROGRESS      PROGRESS      PAID        PAID     ADJUSTMENTS  ADJUSTMENTS   REMAINING
MPI                             $0.00       $0.00         $0.00        $0.00       $0.00       $0.00        $0.00             $0.00

SPECIAL HAZARD          $7,615,560.00       $0.00         $0.00        $0.00       $0.00       $0.00        $0.00     $7,615,560.00

BANKRUPTCY BOND
SINGLE-UNITS              $107,600.00       $0.00         $0.00        $0.00       $0.00       $0.00        $0.00       $107,600.00
MULTI-UNITS                     $0.00       $0.00         $0.00        $0.00       $0.00       $0.00        $0.00             $0.00

MORTGAGE REPURCHASE     $2,921,971.00       $0.00         $0.00        $0.00       $0.00       $0.00        $0.00     $2,921,971.00
------------------------------------------------------------------------------------------------------------------------------------

DELINQUENT INSTALLMENTS

----------------------------------------------------------------------------------------------------------------------
         ONE (Group II)                                TWO (Group II)                       THREE (Group II)

    COUNT      PRIN BALANCE                      COUNT          PRIN BALANCE            COUNT           PRIN BALANCE
      2         $877,299.66                        1             $299,483.21              0                    $0.00

                            FORECLOSURE (Group II)                                   REO (Group II)

                         COUNT            PRIN BALANCE                       COUNT               PRIN BALANCE
                           1               $237,287.43                         1                  $256,662.00
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
         ONE (Group I)                                 TWO (Group I)                        THREE (Group I)

    COUNT      PRIN BALANCE                      COUNT          PRIN BALANCE            COUNT           PRIN BALANCE
      1         $274,246.13                        0                   $0.00              0                    $0.00

                            FORECLOSURE (Group I)                                  ACQUIRED (Group I)

                         COUNT            PRIN BALANCE                       COUNT               PRIN BALANCE
                           0                     $0.00                         0                        $0.00
----------------------------------------------------------------------------------------------------------------------

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1997-4 Group I & Group II (1430 & 1431)

                                                WEIGHTED AVERAGE PC RATE: 7.5192
--------------------------------------------------------------------------------

ISSUE DATE: 6/27/1997
CERTIFICATE BALANCE AT ISSUE:                            $292,197,087.18

                                                                          CERTIFICATE
                                                       TOTAL              ACCOUNT               CERTIFICATE
                                                       NUMBER OF          ACTIVITY              BALANCE
                                                       MORTGAGES          (@ PC RATE)           OUTSTANDING
                                                       ---------          ------------          -----------
BALANCES FROM LAST FISCAL MONTH-END:                      742                                 $237,116,438.80
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                           $375,737.42
 Unscheduled Principal Collection/Reversals                                $110,652.72
 Liquidations-in-full                                      16            $6,074,863.51
 Principal Balance Sales Adjustments                                             $0.00
 Net Principal Distributed                                               $6,561,253.65         ($6,561,253.65)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                    $0.00

BALANCE CURRENT FISCAL MONTH-END:                         726                                 $230,555,185.15

SCHEDULED INTEREST AT MORTGAGE RATE:                                     $1,546,216.22

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                      $0.00
 Interest Sales Adjustments                                                      $0.00
 Interest Accrual Adjustment                                                     $0.00
 Interest Uncollected on Liquidation                                             $0.00
 Interest Uncollected on Non-Earning Assets                                      $0.00
 Net Unscheduled Interest Distributed                                            $0.00

OTHER:
 Loan Conversion Fees                                                            $0.00
 Expense Reimbursements                                                          $0.00
 Gain on Liquidations                                                            $0.00
 Hazard Insurance Premium Refunds                                                $0.00
 Net Other Distributions                                                         $0.00

SCHEDULED SERVICING FEE EXPENSES:                                           $57,833.88

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                   $0.00
 Servicing Fees Sales Adjustments                                                $0.00
 Servicing Fees Accrual Adjustments                                              $0.00
 Servicing Fees Uncollected on Liquidation                                       $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                   $0.00
 Net Unscheduled Service Fees Distributed                                        $0.00

MISCELLANEOUS EXPENSES:                                                          $0.00

NET FUNDS DISTRIBUTED:                                                   $8,049,635.99

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1997-4 Group I & Group II (1430 & 1431)

                                     PNC WEIGHTED AVERAGE PC RATE (1431): 7.5192

---------------------------------------------------------
      AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------------------

        LOAN COUNT OF        AGGREGATE LOSS
       INCURRED LOSSES           AMOUNT
       ---------------           ------
              0                  $0.00
---------------------------------------------------------

---------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                          SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL                   SCHEDULED             INTEREST             NET INTEREST                        TOTAL
  DISTRIBUTION                INTEREST DUE           ADJUSTMENT            DISTRUBUTION       OTHER         DISTRIBUTION
  ------------                ------------           ----------            ------------       -----         ------------
 $6,561,253.65               $1,488,382.34              $0.00             $1,488,382.34       $0.00        $8,049,635.99
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                                ORIGINAL             CLAIMS IN                CLAIMS                                 COVERAGE
INSURANCE TYPE                   BALANCE              PROGRESS                  PAID         ADJUSTMENTS            REMAINING
MPI                                $0.00                 $0.00                 $0.00               $0.00                $0.00

SPECIAL HAZARD             $7,615,560.00                 $0.00                 $0.00               $0.00        $7,615,560.00

BANKRUPTCY BOND
SINGLE-UNITS                 $107,600.00                 $0.00                 $0.00               $0.00          $107,600.00
MULTI-UNITS                        $0.00                 $0.00                 $0.00               $0.00                $0.00

MORTGAGE REPURCHASE        $2,921,971.00                 $0.00                 $0.00               $0.00        $2,921,971.00

DELINQUENT INSTALLMENTS

      ONE                                                 TWO                                                THREE

COUNT     PRIN BALANCE                              COUNT     PRIN BALANCE                              COUNT     PRIN BALANCE
  3      $1,151,545.79                                1        $299,483.21                                0           $0.00

                       IN FORECLOSURE                                       ACQUIRED

                            COUNT      PRIN BALANCE                           COUNT       PRIN BALANCE
                              1         $237,287.43                             1          $256,662.00

The Class B-1, Class B-2, Class B-3 (the " Senior Subordinate Certificates "), Class B-4, Class B-5 and Class B-6 Certificates (the " Junior Subordinate Certificates" and, together with the Senior Subordinate Certificates, the "Subordinate Certiicates") are subordinate in right of payment and provide credit support, special hazard, bankruptcy and fraud coverage (collectively, "Coverage") to the Class IPP-1, Class IPP-2, Class IPP-3, Class IPP-4 Class IIPP-1, Class IIPP-2, Class IIPP-3, Class IIPP-4, Class IIPP-5, Class IIPP-6, Class IX, Class IIX, Class IP, Class IIP, Class R, Class R-1, and Class R-2 Certificates (the "Senior Certificates") to the extent described in the prospectus supplement (the "Prospectus Supplement") pursuant to which the Senior Certificates and the Senior are subordinate in right of payment and Subordinate Certificates, were offered. In addition, the Junior Subordinate Certificates are subordinate in right of payment and provide Coverage to the Senior Subordinate Certificates, the Class B-3 Certificates provide Coverage to the Class B-1 and Class B-2 Certificates and the Class B-2 Certificates are subordinate in right of payment and provide Coverage to the Class B-1 Certificates, in each case to the extent described in the Prospectus Supplement.

The Class Principal Balances of the Subordinate Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows :

            CLASS                              CLASS PRINCIPAL BALANCE
            B-1                                     $3,549,831.01
            B-2                                     $2,413,885.26
            B-3                                     $1,561,924.95
            B-4                                     $1,135,945.78
            B-5                                       $425,979.19
            B-6                                       $851,963.66

            Total                                   $9,939,529.85

The amount of the special hazard, bankruptcy and fraud coverage as of the above referenced date is $7,615,560.00, $107,600.00 and $2,921,971.00, respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES: 1997-4 Group I & Group II (1430 & 1431)

Interest Rate      Interest Rate     Net Rate     Pass Through Rate     Remaining Term     Principal Balance     Number Of Loans
--------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999           7.3258       7.0758                7.0325            356.051         $2,257,094.12                  17
7.5000 - 7.9999           7.7905       7.5405                7.4963            356.335        $35,980,231.47                 288
8.0000 - 8.4999           8.2116       7.9618                7.9175            354.906       $142,757,992.63                1203
8.5000 - 8.9999           8.6518       8.4020                8.3592            352.803       $124,260,937.57                1193
9.0000 - 9.4999           9.0432       8.7932                8.7491            352.553        $14,455,150.25                 156
9.5000 - 9.9999           9.5588       9.3088                9.2629            353.756           $492,059.01                   6
10.0000-10.4999
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000- 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 -19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals               8.3685       8.1186                8.0749            354.151       $320,203,465.05                2863

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders R
Reporting Period: February 1999
Series: 1997-4 Group I & Group II Pool 1430 & Pool 1431
Certificate Trust

                                               Distribution Date: March 25, 1999

     Class                                          Portfolio             IPP-1               IPP-2              IPP-3
     Weighted Average Pass Through Rate                  7.5237%              7.000%              7.000%              7.000%
Original Principal Balance                       $292,197,087.18      $38,992,477.00       $4,392,000.00       $6,068,000.00
Beginning Principal Balance                      $237,116,438.80      $30,941,904.63       $4,392,000.00       $6,068,000.00
     Loans Transferred In                                  $0.00               $0.00               $0.00               $0.00
     Loans Transferred Out                                 $0.00               $0.00               $0.00               $0.00
     Principal Losses                                      $0.00               $0.00               $0.00               $0.00
     Other Principal Adjustments                           $0.00               $0.00               $0.00               $0.00
     Principal Distributed                         $6,561,253.65         $650,973.92               $0.00               $0.00
     Principal Allocation Factor                      0.02245489          0.01669486          0.00000000          0.00000000
     Scheduled Interest                            $1,488,382.34         $180,494.44          $25,620.00          $35,396.67
     Scheduled Interest Allocation Factor             0.00509376          0.00462896          0.00583333          0.00583333
     Interest Adjustment                                   $0.00               $0.00               $0.00               $0.00
     Interest Adjustment Allocation Factor            0.00000000          0.00000000          0.00000000          0.00000000
     Net Interest Distributed                      $1,488,382.34         $180,494.44          $25,620.00          $35,396.67
     Distributed Allocation Factor                    0.00509376          0.00462896          0.00583333          0.00583333
         Other Distribution                                $0.00               $0.00               $0.00               $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000          0.00000000          0.00000000
         Ending Total Distribution                 $8,049,635.99         $831,468.36          $25,620.00          $35,396.67
         Ending Principal Balance                $230,555,185.15      $30,290,930.71       $4,392,000.00       $6,068,000.00
         Principal Balance Trading Factor             0.78903998          0.77684038          1.00000000          1.00000000

     Class                                           IPP-4                 IX               IP              IIPP-1
     Weighted Average Pass Through Rate                  7.000%              7.000%                                  7.500%
Original Principal Balance                       $12,363,156.00               $0.00         $595,842.00      $91,000,000.00
Beginning Principal Balance                      $11,533,135.34               $0.00         $546,127.01      $64,203,918.70
     Loans Transferred In                                 $0.00               $0.00               $0.00               $0.00
     Loans Transferred Out                                $0.00               $0.00               $0.00               $0.00
     Principal Losses                                     $0.00               $0.00               $0.00               $0.00
     Other Principal Adjustments                          $0.00               $0.00               $0.00               $0.00
     Principal Distributed                           $45,530.16               $0.00           $2,240.16       $3,455,934.73
     Principal Allocation Factor                     0.00368273          0.00000000          0.00375965          0.03797730
     Scheduled Interest                              $67,276.62           $9,921.47               $0.00         $401,274.49
     Scheduled Interest Allocation Factor            0.00544170          0.00000000          0.00000000          0.00440961
     Interest Adjustment                                  $0.00               $0.00               $0.00               $0.00
     Interest Adjustment Allocation Factor           0.00000000          0.00000000          0.00000000          0.00000000
     Net Interest Distributed                        $67,276.62           $9,921.47               $0.00         $401,274.49
     Distributed Allocation Factor                   0.00544170          0.00000000          0.00000000          0.00440961
         Other Distribution                               $0.00               $0.00               $0.00               $0.00
         Other Distribution Allocation Factor        0.00000000          0.00000000          0.00000000          0.00000000
         Ending Total Distribution                  $112,806.78           $9,921.47           $2,240.16       $3,857,209.22
         Ending Principal Balance                $11,487,605.18               $0.00         $543,886.85      $60,747,983.97
         Principal Balance Trading Factor            0.92918064          0.00000000          0.91280381          0.66756026


     Class                                          IIPP-2             IIPP-3            IIPP-4            IIPP-5          IIPP-6
     Weighted Average Pass Through Rate                 7.500%            7.500%             7.250%            9.000%        7.500%
Original Principal Balance                      $21,485,000.00    $43,604,403.00     $53,085,098.00     $8,847,516.00         $0.00
Beginning Principal Balance                     $21,485,000.00    $42,945,604.32     $37,453,530.93     $6,242,254.91         $0.00
     Loans Transferred In                                $0.00             $0.00              $0.00             $0.00         $0.00
     Loans Transferred Out                               $0.00             $0.00              $0.00             $0.00         $0.00
     Principal Losses                                    $0.00             $0.00              $0.00             $0.00         $0.00
     Other Principal Adjustments                         $0.00             $0.00              $0.00             $0.00         $0.00
     Principal Distributed                               $0.00        $36,935.03      $2,016,028.94       $336,004.81         $0.00
     Principal Allocation Factor                    0.00000000        0.00084705         0.03797730        0.03797730    0.00000000
     Scheduled Interest                            $134,281.25       $268,410.03        $226,281.75        $46,816.91    $29,525.51
     Scheduled Interest Allocation Factor           0.00625000        0.00615557         0.00426262        0.00529153    0.00000000
     Interest Adjustment                                 $0.00             $0.00              $0.00             $0.00         $0.00
     Interest Adjustment Allocation Factor          0.00000000        0.00000000         0.00000000        0.00000000    0.00000000
     Net Interest Distributed                      $134,281.25       $268,410.03        $226,281.75        $46,816.91    $29,525.51
     Distributed Allocation Factor                  0.00625000        0.00615557         0.00426262        0.00529153    0.00000000
         Other Distribution                              $0.00             $0.00              $0.00             $0.00         $0.00
         Other Distribution Allocation Factor       0.00000000        0.00000000         0.00000000        0.00000000    0.00000000
         Ending Total Distribution                 $134,281.25       $305,345.06      $2,242,310.69       $382,821.72    $29,525.51
         Ending Principal Balance               $21,485,000.00    $42,908,669.29     $35,437,501.99     $5,906,250.10         $0.00
         Principal Balance Trading Factor           1.00000000        0.98404442         0.66756026        0.66756026    0.00000000


     Class                                           IIX
     Weighted Average Pass Through Rate                  7.500%
Original Principal Balance                               $0.00
Beginning Principal Balance                              $0.00
     Loans Transferred In                                $0.00
     Loans Transferred Out                               $0.00
     Principal Losses                                    $0.00
     Other Principal Adjustments                         $0.00
     Principal Distributed                               $0.00
     Principal Allocation Factor                    0.00000000
     Scheduled Interest                             $29,525.51
     Scheduled Interest Allocation Factor           0.00000000
     Interest Adjustment                                 $0.00
     Interest Adjustment Allocation Factor          0.00000000
     Net Interest Distributed                       $29,525.51
     Distributed Allocation Factor                  0.00000000
         Other Distribution                              $0.00
         Other Distribution Allocation Factor       0.00000000
         Ending Total Distribution                  $29,525.51
         Ending Principal Balance                        $0.00
         Principal Balance Trading Factor           0.00000000

     Class                                           IIP             B-1             B-2              B-3             B-4
     Weighted Average Pass Through Rate                               7.393933%        7.393933%         7.393933%        7.393933%
Original Principal Balance                       $1,536,545.73    $3,652,463.00    $2,483,675.00     $1,607,083.00    $1,168,788.00
Beginning Principal Balance                      $1,350,351.34    $3,555,217.34    $2,417,547.98     $1,564,294.94    $1,137,669.41
     Loans Transferred In                                $0.00            $0.00            $0.00             $0.00            $0.00
     Loans Transferred Out                               $0.00            $0.00            $0.00             $0.00            $0.00
     Principal Losses                                    $0.00            $0.00            $0.00             $0.00            $0.00
     Other Principal Adjustments                         $0.00            $0.00            $0.00             $0.00            $0.00
     Principal Distributed                           $2,524.13        $5,386.33        $3,662.72         $2,369.99        $1,723.63
     Principal Allocation Factor                    0.00164273       0.00147471       0.00147472        0.00147472       0.00147472
     Scheduled Interest                                  $0.00       $21,905.87       $14,895.99         $9,638.58        $7,009.88
     Scheduled Interest Allocation Factor           0.00000000       0.00599756       0.00599756        0.00599756       0.00599756
     Interest Adjustment                                 $0.00            $0.00            $0.00             $0.00            $0.00
     Interest Adjustment Allocation Factor          0.00000000       0.00000000       0.00000000        0.00000000       0.00000000
     Net Interest Distributed                            $0.00       $21,905.87       $14,895.99         $9,638.58        $7,009.88
     Distributed Allocation Factor                  0.00000000       0.00599756       0.00599756        0.00599756       0.00599756
         Other Distribution                              $0.00            $0.00            $0.00             $0.00            $0.00
         Other Distribution Allocation Factor       0.00000000       0.00000000       0.00000000        0.00000000       0.00000000
         Ending Total Distribution                   $2,524.13       $27,292.20       $18,558.71        $12,008.57        $8,733.51
         Ending Principal Balance                $1,347,827.21    $3,549,831.01    $2,413,885.26     $1,561,924.95    $1,135,945.78
         Principal Balance Trading Factor           0.87718002       0.97190061       0.97190062        0.97190061       0.97190062


     Class                                           B-5                B-6                 R-2               R-1
     Weighted Average Pass Through Rate            7.393933%           7.393933%
Original Principal Balance                       $438,295.00         $876,595.45              $50.00             $50.00
Beginning Principal Balance                      $426,625.55         $853,256.40               $0.00              $0.00
     Loans Transferred In                              $0.00               $0.00               $0.00              $0.00
     Loans Transferred Out                             $0.00               $0.00               $0.00              $0.00
     Principal Losses                                  $0.00               $0.00               $0.00              $0.00
     Other Principal Adjustments                       $0.00               $0.00               $0.00              $0.00
     Principal Distributed                           $646.36           $1,292.74               $0.00              $0.00
     Principal Allocation Factor                  0.00147471          0.00147473          0.00000000         0.00000000
     Scheduled Interest                            $2,628.70           $5,257.43               $0.00              $0.00
     Scheduled Interest Allocation Factor         0.00599756          0.00599756          0.00000000         0.00000000
     Interest Adjustment                               $0.00               $0.00               $0.00              $0.00
     Interest Adjustment Allocation Factor        0.00000000          0.00000000          0.00000000         0.00000000
     Net Interest Distributed                      $2,628.70           $5,257.43               $0.00              $0.00
     Distributed Allocation Factor                0.00599756          0.00599756          0.00000000         0.00000000
         Other Distribution                            $0.00               $0.00               $0.00              $0.00
         Other Distribution Allocation Factor     0.00000000          0.00000000          0.00000000         0.00000000
         Ending Total Distribution                 $3,275.06           $6,550.17               $0.00              $0.00
         Ending Principal Balance                $425,979.19         $851,963.66               $0.00              $0.00
         Principal Balance Trading Factor         0.97190064          0.97190062          0.00000000         0.00000000


     Class                                           R                     DLJ                PNC
     Weighted Average Pass Through Rate
Original Principal Balance                            $50.00                 $99.99              $0.01      Class IX Notional Amt
Beginning Principal Balance                            $0.00                  $0.00              $0.00
     Loans Transferred In                              $0.00                  $0.00              $0.00          $1,700,822.63
     Loans Transferred Out                             $0.00                  $0.00              $0.00
     Principal Losses                                  $0.00                  $0.00              $0.00      Class IIX Notional Amt
     Other Principal Adjustments                       $0.00                  $0.00              $0.00
     Principal Distributed                             $0.00                  $0.00              $0.00          $4,724,082.15
     Principal Allocation Factor                  0.00000000             0.00000000         0.00000000
     Scheduled Interest                            $1,746.75              $1,746.58              $0.17          Group I Ending
     Scheduled Interest Allocation Factor        34.93500000            17.46754675        17.00000000        Principal Balance
     Interest Adjustment                               $0.00                  $0.00              $0.00
     Interest Adjustment Allocation Factor        0.00000000             0.00000000         0.00000000          $54,885,795.45
     Net Interest Distributed                      $1,746.75              $1,746.58              $0.17
     Distributed Allocation Factor               34.93500000            17.46754675        17.00000000         Group II Ending
         Other Distribution                            $0.00                  $0.00              $0.00        Principal Balance
         Other Distribution Allocation Factor     0.00000000             0.00000000         0.00000000
         Ending Total Distribution                 $1,746.75              $1,746.58              $0.17         $175,669,389.70
         Ending Principal Balance                      $0.00                  $0.00              $0.00
         Principal Balance Trading Factor         0.00000000             0.00000000         0.00000000


PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999
Series: 1997-4 Group I & Group II Pool 1430 & Pool 1431
First Level Trust

                                               Distribution Date: March 25, 1999

     Class                                          Portfolio             IPP1-L               IPP2-L              IPP3-L
     Weighted Average Pass Through Rate                  7.5237%              7.000%              7.000%              7.000%
Original Principal Balance                       $292,197,087.18      $38,992,477.00       $4,392,000.00       $6,068,000.00
Beginning Principal Balance                      $237,116,438.80      $30,941,904.63       $4,392,000.00       $6,068,000.00
     Loans Transferred In                                  $0.00               $0.00               $0.00               $0.00
     Loans Transferred Out                                 $0.00               $0.00               $0.00               $0.00
     Principal Losses                                      $0.00               $0.00               $0.00               $0.00
     Other Principal Adjustments                           $0.00               $0.00               $0.00               $0.00
     Principal Distributed                         $6,561,253.65         $650,973.92               $0.00               $0.00
     Principal Allocation Factor                      0.02245489          0.01669486          0.00000000          0.00000000
     Scheduled Interest                            $1,488,382.34         $180,494.44          $25,620.00          $35,396.67
     Scheduled Interest Allocation Factor             0.00509376          0.00462896          0.00583333          0.00583333
     Interest Adjustment                                   $0.00               $0.00               $0.00               $0.00
     Interest Adjustment Allocation Factor            0.00000000          0.00000000          0.00000000          0.00000000
     Net Interest Distributed                      $1,488,382.34         $180,494.44          $25,620.00          $35,396.67
     Distributed Allocation Factor                    0.00509376          0.00462896          0.00583333          0.00583333
         Other Distribution                                $0.00               $0.00               $0.00               $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000          0.00000000          0.00000000
         Ending Total Distribution                 $8,049,635.99         $831,468.36          $25,620.00          $35,396.67
         Ending Principal Balance                $230,555,185.15      $30,290,930.71       $4,392,000.00       $6,068,000.00
         Principal Balance Trading Factor             0.78903998          0.77684038          1.00000000          1.00000000

     Class                                           IPP4-L                 IX-L               IP-L              IIP1-L
     Weighted Average Pass Through Rate                  7.000%              7.000%                                  7.500%
Original Principal Balance                       $12,363,156.00               $0.00         $595,842.00      $91,000,000.00
Beginning Principal Balance                      $11,533,135.34               $0.00         $546,127.01      $64,203,918.70
     Loans Transferred In                                 $0.00               $0.00               $0.00               $0.00
     Loans Transferred Out                                $0.00               $0.00               $0.00               $0.00
     Principal Losses                                     $0.00               $0.00               $0.00               $0.00
     Other Principal Adjustments                          $0.00               $0.00               $0.00               $0.00
     Principal Distributed                           $45,530.16               $0.00           $2,240.16       $3,455,934.73
     Principal Allocation Factor                     0.00368273          0.00000000          0.00375965          0.03797730
     Scheduled Interest                              $67,276.62           $9,921.47               $0.00         $401,274.49
     Scheduled Interest Allocation Factor            0.00544170          0.00000000          0.00000000          0.00440961
     Interest Adjustment                                  $0.00               $0.00               $0.00               $0.00
     Interest Adjustment Allocation Factor           0.00000000          0.00000000          0.00000000          0.00000000
     Net Interest Distributed                        $67,276.62           $9,921.47               $0.00         $401,274.49
     Distributed Allocation Factor                   0.00544170          0.00000000          0.00000000          0.00440961
         Other Distribution                               $0.00               $0.00               $0.00               $0.00
         Other Distribution Allocation Factor        0.00000000          0.00000000          0.00000000          0.00000000
         Ending Total Distribution                  $112,806.78           $9,921.47           $2,240.16       $3,857,209.22
         Ending Principal Balance                $11,487,605.18               $0.00         $543,886.85      $60,747,983.97
         Principal Balance Trading Factor            0.92918064          0.00000000          0.91280381          0.66756026


     Class                                          IIP2-L             IIP3-L            IIP4-L            IIP5-L          IIX-L
     Weighted Average Pass Through Rate                 7.500%            7.500%             7.250%            9.000%        7.500%
Original Principal Balance                      $21,485,000.00    $43,604,403.00     $53,085,098.00     $8,847,516.00         $0.00
Beginning Principal Balance                     $21,485,000.00    $42,945,604.32     $37,453,530.93     $6,242,254.91         $0.00
     Loans Transferred In                                $0.00             $0.00              $0.00             $0.00         $0.00
     Loans Transferred Out                               $0.00             $0.00              $0.00             $0.00         $0.00
     Principal Losses                                    $0.00             $0.00              $0.00             $0.00         $0.00
     Other Principal Adjustments                         $0.00             $0.00              $0.00             $0.00         $0.00
     Principal Distributed                               $0.00        $36,935.03      $2,016,028.94       $336,004.81         $0.00
     Principal Allocation Factor                    0.00000000        0.00084705         0.03797730        0.03797730    0.00000000
     Scheduled Interest                            $134,281.25       $268,410.03        $226,281.75        $46,816.91    $29,525.51
     Scheduled Interest Allocation Factor           0.00625000        0.00615557         0.00426262        0.00529153    0.00000000
     Interest Adjustment                                 $0.00             $0.00              $0.00             $0.00         $0.00
     Interest Adjustment Allocation Factor          0.00000000        0.00000000         0.00000000        0.00000000    0.00000000
     Net Interest Distributed                      $134,281.25       $268,410.03        $226,281.75        $46,816.91    $29,525.51
     Distributed Allocation Factor                  0.00625000        0.00615557         0.00426262        0.00529153    0.00000000
         Other Distribution                              $0.00             $0.00              $0.00             $0.00         $0.00
         Other Distribution Allocation Factor       0.00000000        0.00000000         0.00000000        0.00000000    0.00000000
         Ending Total Distribution                 $134,281.25       $305,345.06      $2,242,310.69       $382,821.72    $29,525.51
         Ending Principal Balance               $21,485,000.00    $42,908,669.29     $35,437,501.99     $5,906,250.10         $0.00
         Principal Balance Trading Factor           1.00000000        0.98404442         0.66756026        0.66756026    0.00000000


     Class                                           IIP-L             B1-L             B2-L              B3-L             B4-L
     Weighted Average Pass Through Rate                               7.393933%        7.393933%         7.393933%        7.393933%
Original Principal Balance                       $1,536,545.73    $3,652,463.00    $2,483,675.00     $1,607,083.00    $1,168,788.00
Beginning Principal Balance                      $1,350,351.34    $3,555,217.34    $2,417,547.98     $1,564,294.94    $1,137,669.41
     Loans Transferred In                                $0.00            $0.00            $0.00             $0.00            $0.00
     Loans Transferred Out                               $0.00            $0.00            $0.00             $0.00            $0.00
     Principal Losses                                    $0.00            $0.00            $0.00             $0.00            $0.00
     Other Principal Adjustments                         $0.00            $0.00            $0.00             $0.00            $0.00
     Principal Distributed                           $2,524.13        $5,386.33        $3,662.72         $2,369.99        $1,723.63
     Principal Allocation Factor                    0.00164273       0.00147471       0.00147472        0.00147472       0.00147472
     Scheduled Interest                                  $0.00       $21,905.87       $14,895.99         $9,638.58        $7,009.88
     Scheduled Interest Allocation Factor           0.00000000       0.00599756       0.00599756        0.00599756       0.00599756
     Interest Adjustment                                 $0.00            $0.00            $0.00             $0.00            $0.00
     Interest Adjustment Allocation Factor          0.00000000       0.00000000       0.00000000        0.00000000       0.00000000
     Net Interest Distributed                            $0.00       $21,905.87       $14,895.99         $9,638.58        $7,009.88
     Distributed Allocation Factor                  0.00000000       0.00599756       0.00599756        0.00599756       0.00599756
         Other Distribution                              $0.00            $0.00            $0.00             $0.00            $0.00
         Other Distribution Allocation Factor       0.00000000       0.00000000       0.00000000        0.00000000       0.00000000
         Ending Total Distribution                   $2,524.13       $27,292.20       $18,558.71        $12,008.57        $8,733.51
         Ending Principal Balance                $1,347,827.21    $3,549,831.01    $2,413,885.26     $1,561,924.95    $1,135,945.78
         Principal Balance Trading Factor           0.87718002       0.97190061       0.97190062        0.97190061       0.97190062


     Class                                           B5-L                B6-L                 R-L               R1-L
     Weighted Average Pass Through Rate            7.393933%           7.393933%
Original Principal Balance                       $438,295.00         $876,595.45              $50.00             $50.00
Beginning Principal Balance                      $426,625.55         $853,256.40               $0.00              $0.00
     Loans Transferred In                              $0.00               $0.00               $0.00              $0.00
     Loans Transferred Out                             $0.00               $0.00               $0.00              $0.00
     Principal Losses                                  $0.00               $0.00               $0.00              $0.00
     Other Principal Adjustments                       $0.00               $0.00               $0.00              $0.00
     Principal Distributed                           $646.36           $1,292.74               $0.00              $0.00
     Principal Allocation Factor                  0.00147471          0.00147473          0.00000000         0.00000000
     Scheduled Interest                            $2,628.70           $5,257.43               $0.00              $0.00
     Scheduled Interest Allocation Factor         0.00599756          0.00599756          0.00000000         0.00000000
     Interest Adjustment                               $0.00               $0.00               $0.00              $0.00
     Interest Adjustment Allocation Factor        0.00000000          0.00000000          0.00000000         0.00000000
     Net Interest Distributed                      $2,628.70           $5,257.43               $0.00              $0.00
     Distributed Allocation Factor                0.00599756          0.00599756          0.00000000         0.00000000
         Other Distribution                            $0.00               $0.00               $0.00              $0.00
         Other Distribution Allocation Factor     0.00000000          0.00000000          0.00000000         0.00000000
         Ending Total Distribution                 $3,275.06           $6,550.17               $0.00              $0.00
         Ending Principal Balance                $425,979.19         $851,963.66               $0.00              $0.00
         Principal Balance Trading Factor         0.97190064          0.97190062          0.00000000         0.00000000


     Class                                           R2-L                    DLJ                PNC
     Weighted Average Pass Through Rate
Original Principal Balance                            $50.00                 $99.99              $0.01
Beginning Principal Balance                            $0.00                  $0.00              $0.00
     Loans Transferred In                              $0.00                  $0.00              $0.00
     Loans Transferred Out                             $0.00                  $0.00              $0.00
     Principal Losses                                  $0.00                  $0.00              $0.00
     Other Principal Adjustments                       $0.00                  $0.00              $0.00
     Principal Distributed                             $0.00                  $0.00              $0.00
     Principal Allocation Factor                  0.00000000             0.00000000         0.00000000
     Scheduled Interest                            $1,746.75              $1,746.58              $0.17
     Scheduled Interest Allocation Factor        34.93500000            17.46754675        17.00000000
     Interest Adjustment                               $0.00                  $0.00              $0.00
     Interest Adjustment Allocation Factor        0.00000000             0.00000000         0.00000000
     Net Interest Distributed                      $1,746.75              $1,746.58              $0.17
     Distributed Allocation Factor               34.93500000            17.46754675        17.00000000
         Other Distribution                            $0.00                  $0.00              $0.00
         Other Distribution Allocation Factor     0.00000000             0.00000000         0.00000000
         Ending Total Distribution                 $1,746.75              $1,746.58              $0.17
         Ending Principal Balance                      $0.00                  $0.00              $0.00
         Principal Balance Trading Factor         0.00000000             0.00000000         0.00000000


PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999
Series: 1997-4 Group I & Group II Pool 1430 & Pool 1431
Mortgage Trust

                                               Distribution Date: March 25, 1999

     Class                                          Portfolio                Y-1                 Y-2                Z-1
     Weighted Average Pass Through Rate                  7.5237%              7.000%              7.500%              7.000%
Original Principal Balance                       $292,197,087.18         $323,376.30       $1,137,608.95      $63,755,991.39
Beginning Principal Balance                      $237,116,438.80         $275,233.62         $900,866.18      $54,771,490.60
     Loans Transferred In                                  $0.00               $0.00               $0.00               $0.00
     Loans Transferred Out                                 $0.00               $0.00               $0.00               $0.00
     Principal Losses                                      $0.00               $0.00               $0.00               $0.00
     Other Principal Adjustments                           $0.00               $0.00               $0.00               $0.00
     Principal Distributed                         $6,561,253.65           $3,524.20          $29,258.24         $701,316.42
     Principal Allocation Factor                      0.02245489          0.01089814          0.02571907          0.01100001
     Scheduled Interest                            $1,488,382.34           $1,605.53           $5,630.41         $319,500.36
     Scheduled Interest Allocation Factor             0.00509376          0.00496490          0.00494934          0.00501130
     Interest Adjustment                                   $0.00               $0.00               $0.00               $0.00
     Interest Adjustment Allocation Factor            0.00000000          0.00000000          0.00000000          0.00000000
     Net Interest Distributed                      $1,488,382.34           $1,605.53           $5,630.41         $319,500.36
     Distributed Allocation Factor                    0.00509376          0.00496490          0.00494934          0.00501130
         Other Distribution                                $0.00               $0.00               $0.00               $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000          0.00000000          0.00000000
         Ending Total Distribution                 $8,049,635.99           $5,129.73          $34,888.65       $1,020,816.78
         Ending Principal Balance                $230,555,185.15         $271,709.42         $871,607.94      $54,070,174.18
         Principal Balance Trading Factor             0.78903998          0.84022676          0.76617535          0.84807989

     Class                                             Z-2                   IP-M                IX-M             IIP-M
     Weighted Average Pass Through Rate                   7.500%                                  7.000%
Original Principal Balance                       $224,847,672.81         $595,842.00               $0.00      $1,536,545.73
Beginning Principal Balance                      $179,272,370.05         $546,127.02               $0.00      $1,350,351.34
     Loans Transferred In                                  $0.00               $0.00               $0.00              $0.00
     Loans Transferred Out                                 $0.00               $0.00               $0.00              $0.00
     Principal Losses                                      $0.00               $0.00               $0.00              $0.00
     Other Principal Adjustments                           $0.00               $0.00               $0.00              $0.00
     Principal Distributed                         $5,822,390.50           $2,240.16               $0.00          $2,524.13
     Principal Allocation Factor                      0.02589482          0.00375965          0.00000000         0.00164273
     Scheduled Interest                            $1,120,452.31               $0.00           $9,921.47              $0.00
     Scheduled Interest Allocation Factor             0.00498316          0.00000000          0.00000000         0.00000000
     Interest Adjustment                                   $0.00               $0.00               $0.00              $0.00
     Interest Adjustment Allocation Factor            0.00000000          0.00000000          0.00000000         0.00000000
     Net Interest Distributed                      $1,120,452.31               $0.00           $9,921.47              $0.00
     Distributed Allocation Factor                    0.00498316          0.00000000          0.00000000         0.00000000
         Other Distribution                                $0.00               $0.00               $0.00              $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000          0.00000000         0.00000000
         Ending Total Distribution                 $6,942,842.81           $2,240.16           $9,921.47          $2,524.13
         Ending Principal Balance                $173,449,979.55         $543,886.86               $0.00      $1,347,827.21
         Principal Balance Trading Factor             0.77141105          0.91280382          0.00000000         0.87718002

     Class                                         IIX-M               MT-R
     Weighted Average Pass Through Rate              7.500%
Original Principal Balance                            $0.00             $50.00
Beginning Principal Balance                           $0.00             ($0.01)
     Loans Transferred In                             $0.00              $0.00
     Loans Transferred Out                            $0.00              $0.00
     Principal Losses                                 $0.00              $0.00
     Other Principal Adjustments                      $0.00              $0.00
     Principal Distributed                            $0.00              $0.00
     Principal Allocation Factor                 0.00000000         0.00000000
     Scheduled Interest                          $29,525.51          $1,746.75
     Scheduled Interest Allocation Factor        0.00000000        34.93500000
     Interest Adjustment                              $0.00              $0.00
     Interest Adjustment Allocation Factor       0.00000000         0.00000000
     Net Interest Distributed                    $29,525.51          $1,746.75
     Distributed Allocation Factor               0.00000000        34.93500000
         Other Distribution                           $0.00              $0.00
         Other Distribution Allocation Factor    0.00000000         0.00000000
         Ending Total Distribution               $29,525.51          $1,746.75
         Ending Principal Balance                     $0.00             ($0.01)
         Principal Balance Trading Factor        0.00000000        -0.00020000

                                                        PAID PAST BALANCE

                  PNCMS
     MORTGAGE PASS-THROUGH CERTIFICATES,
          SERIES 1997-8, CLASS III-P

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999
                                       INDY MAC WEIGHTED AVERAGE PC RATE: 8.0144
SERIES: 1997 - 8 Group I (1402)             PNC WEIGHTED AVERAGE PC RATE: 8.0657
                                                WEIGHTED AVERAGE PC RATE: 8.0570
--------------------------------------------------------------------------------

ISSUE DATE: 11/1/1997
CERTIFICATE BALANCE AT ISSUE:                          $390,011,493.72

                                                     --------------------------------------------------------------------------
                                                                       INDY MAC PORTION

                                                                          CERTIFICATE
                                                       TOTAL              ACCOUNT                                CERTIFICATE
                                                       NUMBER OF          ACTIVITY                               BALANCE
                                                       MORTGAGES          (@ PC RATE)                            OUTSTANDING
                                                     --------------------------------------------------------------------------
BALANCES FROM LAST FISCAL MONTH-END:                      458                                                  $51,418,719.98
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                            $40,265.22
 Unscheduled Principal Collection/Reversals                                 $12,384.35
 Liquidations-in-full                                      13            $1,546,674.24
 Principal Balance Sales Adjustments                                             $0.00
 Net Principal Distributed                                               $1,599,323.81                         ($1,599,323.81)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                    $0.00

BALANCE CURRENT FISCAL MONTH-END:                         445                                                  $49,819,396.17

SCHEDULED INTEREST AT MORTGAGE RATE:                                       $356,267.67

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                      $0.00
 Interest Sales Adjustments                                                      $0.00
 Interest Accrual Adjustment                                                ($5,833.29) unsched int adj
 Interest Uncollected on Liquidation                                             $0.00
 Interest Uncollected on Non-Earning Assets                                      $0.00
 Net Unscheduled Interest Distributed                                       ($5,833.29)

OTHER:
 Loan Conversion Fees                                                            $0.00
 Expense Reimbursements                                                          $0.00
 Gain on Liquidations                                                            $0.00
 Hazard Insurance Premium Refunds                                                $0.00
 Net Other Distributions                                                         $0.00

SCHEDULED SERVICING FEE EXPENSES:                                           $12,880.68  Serv, Indy, PNC Fees

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                   $0.00
 Servicing Fees Sales Adjustments                                                $0.00
 Servicing Fees Accrual Adjustments                                              $0.00
 Servicing Fees Uncollected on Liquidation                                    ($252.73) Unsched Fee Adj
 Servicing Fees Uncollected/Non-Earning Assets                                   $0.00
 Net Unscheduled Service Fees Distributed                                     ($252.73)

MISCELLANEOUS EXPENSES:                                                          $0.00

NET FUNDS DISTRIBUTED:                                                   $1,937,130.24
                                                     --------------------------------------------------------------------------

                                                     ----------------------------------------------------------
                                                                          PNC PORTION

                                                                          CERTIFICATE
                                                       TOTAL              ACCOUNT               CERTIFICATE
                                                       NUMBER OF          ACTIVITY              BALANCE
                                                       MORTGAGES          (@ PC RATE)           OUTSTANDING
                                                     ----------------------------------------------------------
BALANCES FROM LAST FISCAL MONTH-END:                     2313                                 $250,165,419.66
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                           $194,024.41
 Unscheduled Principal Collection/Reversals                                $124,464.95
 Liquidations-in-full                                      62            $6,684,041.74
 Principal Balance Sales Adjustments                                             $0.00
 Net Principal Distributed                                               $7,002,531.10         ($7,002,531.10)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                    $0.00

BALANCE CURRENT FISCAL MONTH-END:                        2251                                 $243,162,888.56

SCHEDULED INTEREST AT MORTGAGE RATE:                                     $1,742,843.63

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                     $32.27
 Interest Sales Adjustments                                                      $0.00
 Interest Accrual Adjustment                                                     $0.00
 Interest Uncollected on Liquidation                                             $0.00
 Interest Uncollected on Non-Earning Assets                                      $0.00
 Net Unscheduled Interest Distributed                                           $32.27

OTHER:
 Loan Conversion Fees                                                            $0.00
 Expense Reimbursements                                                          $0.00
 Gain on Liquidations                                                            $0.00
 Hazard Insurance Premium Refunds                                                $0.00
 Net Other Distributions                                                         $0.00

SCHEDULED SERVICING FEE EXPENSES:                                           $61,180.80

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                   $0.01
 Servicing Fees Sales Adjustments                                                $0.00
 Servicing Fees Accrual Adjustments                                              $0.00
 Servicing Fees Uncollected on Liquidation                                       $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                   $0.00
 Net Unscheduled Service Fees Distributed                                        $0.01

MISCELLANEOUS EXPENSES:                                                          $0.00

NET FUNDS DISTRIBUTED:                                                   $8,684,226.19
                                                     ----------------------------------------------------------

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1997 - 8 Group I (1402)

                                          PNC WEIGHTED AVERAGE PC RATE:   8.0570

----------------------------------------------------------------
         AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------

             LOAN COUNT OF    AGGREGATE LOSS
            INCURRED LOSSES       AMOUNT
            ---------------       ------
                   0               $0.00
----------------------------------------------------------------

----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                    SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
------------------------------------------------------------------------------------------------------------------

  PRINCIPAL             SCHEDULED             INTEREST            NET INTEREST                         TOTAL
 DISTRIBUTION          INTEREST DUE          ADJUSTMENT           DISTRUBUTION        OTHER        DISTRIBUTION
 ------------          ------------          ----------           ------------        -----        ------------
$8,601,854.91         $2,025,049.82         ($5,548.30)          $2,019,501.52        $0.00       $10,621,356.43
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE RESERVES        COMBINED        INDY MAC       PNC        INDY MAC     PNC      INDY MAC          PNC          COMBINED

                          ORIGINAL       CLAIMS IN    CLAIMS IN      CLAIMS     CLAIMS                                   COVERAGE
INSURANCE TYPE             BALANCE        PROGRESS     PROGRESS        PAID       PAID   ADJUSTMENTS    ADJUSTMENTS     REMAINING
MPI                             $0.00       $0.00        $0.00        $0.00      $0.00      $0.00          $0.00              $0.00

SPECIAL HAZARD          $3,900,113.00       $0.00        $0.00        $0.00      $0.00      $0.00          $0.00      $3,900,113.00

BANKRUPTCY BOND
SINGLE-UNITS              $107,830.00       $0.00        $0.00        $0.00      $0.00      $0.00          $0.00        $107,830.00
MULTI-UNITS                     $0.00       $0.00        $0.00        $0.00      $0.00      $0.00          $0.00              $0.00

MORTGAGE REPURCHASE     $7,800,227.00       $0.00        $0.00        $0.00      $0.00      $0.00          $0.00      $7,800,227.00
-----------------------------------------------------------------------------------------------------------------------------------

DELINQUENT INSTALLMENTS

------------------------------------------------------------------------------------------------------
   ONE (PNC PORTION)                             TWO (PNC PORTION)                 THREE (PNC PORTION)

 COUNT     PRIN BALANCE                        COUNT    PRIN BALANCE              COUNT   PRIN BALANCE
  50      $5,285,361.31                          6       $444,215.83                3      $196,597.66

                     FORECLOSURE (PNC PORTION)                       REO (PNC PORTION)

                        COUNT     PRIN BALANCE                     COUNT    PRIN BALANCE
                         24      $2,413,066.17                       3       $170,776.14
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
 ONE (INDY MAC PORTION)                        TWO (INDY MAC PORTION)           THREE (INDY MAC PORTION)

 COUNT     PRIN BALANCE                        COUNT    PRIN BALANCE              COUNT   PRIN BALANCE
  11      $1,300,360.55                          2       $241,344.14                1      $102,933.31

                    FORECLOSURE (INDY MAC PORTION)              ACQUIRED (INDY MAC PORTION)

                        COUNT     PRIN BALANCE                     COUNT    PRIN BALANCE
                          1        $66,272.62                        0          $0.00
------------------------------------------------------------------------------------------------------

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  01/1998

SERIES: 1997 - 8 Group I (1402)                 WEIGHTED AVERAGE PC RATE: 8.0570
--------------------------------------------------------------------------------

ISSUE DATE: 11/1/1997
CERTIFICATE BALANCE AT ISSUE:                            $390,011,493.72

                                                                           CERTIFICATE
                                                       TOTAL               ACCOUNT              CERTIFICATE
                                                       NUMBER OF           ACTIVITY             BALANCE
                                                       MORTGAGES           (@ PC RATE)          OUTSTANDING
                                                       ---------           ------------         -----------
BALANCES FROM LAST FISCAL MONTH-END:                      2771                                $301,584,139.64
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                            $234,289.63
 Unscheduled Principal Collection/Reversals                                 $136,849.30
 Liquidations-in-full                                       75            $8,230,715.98
 Principal Balance Sales Adjustments                                              $0.00
 Net Principal Distributed                                                $8,601,854.91        ($8,601,854.91)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                    $0.00

BALANCE CURRENT FISCAL MONTH-END:                         2696                                $292,982,284.73

SCHEDULED INTEREST AT MORTGAGE RATE:                                      $2,099,111.30

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                      $32.27
 Interest Sales Adjustments                                                       $0.00
 Interest Accrual Adjustment                                                 ($5,833.29)
 Interest Uncollected on Liquidation                                              $0.00
 Interest Uncollected on Non-Earning Assets                                       $0.00
 Net Unscheduled Interest Distributed                                        ($5,801.02)

OTHER:
 Loan Conversion Fees                                                             $0.00
 Expense Reimbursements                                                           $0.00
 Gain on Liquidations                                                             $0.00
 Hazard Insurance Premium Refunds                                                 $0.00
 Net Other Distributions                                                          $0.00

SCHEDULED SERVICING FEE EXPENSES:                                            $74,061.48

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                    $0.01
 Servicing Fees Sales Adjustments                                                 $0.00
 Servicing Fees Accrual Adjustments                                               $0.00
 Servicing Fees Uncollected on Liquidation                                     ($252.73)
 Servicing Fees Uncollected/Non-Earning Assets                                    $0.00
 Net Unscheduled Service Fees Distributed                                      ($252.72)

MISCELLANEOUS EXPENSES:                                                           $0.00

NET FUNDS DISTRIBUTED:                                                   $10,621,356.43

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1997 - 8 Group I (1402)             PNC WEIGHTED AVERAGE PC RATE: 8.0570

---------------------------------------------------------------
        AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------------------------

             LOAN COUNT OF     AGGREGATE LOSS
            INCURRED LOSSES        AMOUNT
            ---------------        ------
                   0                $0.00
---------------------------------------------------------------

---------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                  SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
-------------------------------------------------------------------------------------------------------------

   PRINCIPAL          SCHEDULED            INTEREST         NET INTEREST                          TOTAL
 DISTRIBUTION        INTEREST DUE         ADJUSTMENT        DISTRUBUTION        OTHER         DISTRIBUTION
 ------------        ------------         ----------        ------------        -----         ------------
$8,601,854.91       $2,025,049.82        ($5,548.30)       $2,019,501.52        $0.00        $10,621,356.43
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                               ORIGINAL         CLAIMS IN          CLAIMS                          COVERAGE
INSURANCE TYPE                  BALANCE          PROGRESS            PAID      ADJUSTMENTS        REMAINING
MPI                               $0.00             $0.00           $0.00            $0.00            $0.00

SPECIAL HAZARD            $3,900,113.00             $0.00           $0.00            $0.00    $3,900,113.00

BANKRUPTCY BOND
SINGLE-UNITS                $107,830.00             $0.00           $0.00            $0.00      $107,830.00
MULTI-UNITS                       $0.00             $0.00           $0.00            $0.00            $0.00

MORTGAGE REPURCHASE       $7,800,227.00             $0.00           $0.00            $0.00    $7,800,227.00

DELINQUENT INSTALLMENTS

       ONE                                         TWO                                    THREE

COUNT      PRIN BALANCE                    COUNT       PRIN BALANCE                 COUNT     PRIN BALANCE
  61      $6,585,721.86                      8          $685,559.97                   4        $299,530.97

                  IN FORECLOSURE                                 ACQUIRED

                      COUNT        PRIN BALANCE                    COUNT        PRIN BALANCE
                       25         $2,479,338.79                      3           $170,776.14

The Group I-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group I Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated November 24, 1997, pursuant to which certain of the Group I Certificates were offered.

The Class Principal Balances of each Class of the I-B Certificates as of current distribution date were as follows:

          CLASS                           CLASS PRINCIPAL BALANCE
          -----                           -----------------------
          I-B-1                               $10,603,694.51
          I-B-2                                $6,747,804.47
          I-B-3                                $4,241,477.63
          I-B-4                                $2,120,738.32
          I-B-5                                  $771,178.03
          I-B-6                                $1,542,355.84

          Total                               $26,027,248.80

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the Group I Special Hazard Coverage, Group I Bankruptcy Coverage, and Group I Fraud Coverage, as of the above reference distribution date, was $3,900,113, $107,830, and $7,800,227, respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES: 1997 - 8 Group I (1402)

Interest Rate      Interest Rate     Net Rate     Pass Through Rate     Remaining Term     Principal Balance    Number Of Loans
-------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999           7.3258       7.0758                7.0325            356.051         $2,257,094.12                 17
7.5000 - 7.9999           7.7905       7.5405                7.4963            356.335        $35,980,231.47                288
8.0000 - 8.4999           8.2116       7.9618                7.9175            354.906       $142,757,992.63               1203
8.5000 - 8.9999           8.6518       8.4020                8.3592            352.803       $124,260,937.57               1193
9.0000 - 9.4999           9.0432       8.7932                8.7491            352.553        $14,455,150.25                156
9.5000 - 9.9999           9.5588       9.3088                9.2629            353.756           $492,059.01                  6
10.0000-10.4999
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000- 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 -19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals               8.3685       8.1186                8.0749            354.151       $320,203,465.05               2863

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999
Series: 1997-8 Group I Pool 1402
Certificate Trust

                                               Distribution Date: March 25, 1999

     Class                                          Portfolio              I-A-1                  I-X-1                I-X-2
     Weighted Average Pass Through Rate                  8.0577%               7.250%               2.500%              12.000%
Original Principal Balance                       $390,011,349.22      $363,533,005.00                $0.00                $0.00
Beginning Principal Balance                      $301,584,294.74      $275,401,996.78                $0.00                $0.00
     Loans Transferred In                                  $0.00                $0.00                $0.00                $0.00
     Loans Transferred Out                                 $0.00                $0.00                $0.00                $0.00
     Principal Losses                                      $0.00                $0.00                $0.00                $0.00
     Other Principal Adjustments                           $0.00                $0.00                $0.00                $0.00
     Principal Distributed                         $8,601,854.91        $8,581,494.17                $0.00                $0.00
     Principal Allocation Factor                      0.02205540           0.02360582           0.00000000           0.00000000
     Scheduled Interest                            $2,025,049.82        $1,663,887.06           $35,108.26          $168,519.65
     Scheduled Interest Allocation Factor             0.00519228           0.00457699           0.00000000           0.00000000
     Interest Adjustment                              ($5,548.30)          ($4,558.77)             ($96.19)            ($461.72)
     Interest Adjustment Allocation Factor           -0.00001423          -0.00001254           0.00000000           0.00000000
     Net Interest Distributed                      $2,019,501.52        $1,659,328.29           $35,012.07          $168,057.93
     Distributed Allocation Factor                    0.00517806           0.00456445           0.00000000           0.00000000
         Other Distribution                                $0.00                $0.00                $0.00                $0.00
         Other Distribution Allocation Factor         0.00000000           0.00000000           0.00000000           0.00000000
         Ending Total Distribution                $10,621,356.43       $10,240,822.46           $35,012.07          $168,057.93
         Ending Principal Balance                $292,982,439.83      $266,820,502.61                $0.00                $0.00
         Principal Balance Trading Factor             0.75121516           0.73396500           0.00000000           0.00000000

     Class                                               I-P               I-B-1                I-B-2                  I-B-3
     Weighted Average Pass Through Rate                                       7.250%               7.250%               7.250%
Original Principal Balance                           $152,576.72      $10,725,313.00        $6,825,198.00        $4,290,125.00
Beginning Principal Balance                          $134,813.07      $10,611,938.84        $6,753,050.86        $4,244,775.36
     Loans Transferred In                                  $0.00               $0.00                $0.00                $0.00
     Loans Transferred Out                                 $0.00               $0.00                $0.00                $0.00
     Principal Losses                                      $0.00               $0.00                $0.00                $0.00
     Other Principal Adjustments                           $0.00               $0.00                $0.00                $0.00
     Principal Distributed                               $124.67           $8,244.33            $5,246.39            $3,297.73
     Principal Allocation Factor                      0.00081710          0.00076868           0.00076868           0.00076868
     Scheduled Interest                                    $0.00          $64,113.80           $40,799.68           $25,645.52
     Scheduled Interest Allocation Factor             0.00000000          0.00597780           0.00597780           0.00597780
     Interest Adjustment                                   $0.00            ($175.66)            ($111.78)             ($70.26)
     Interest Adjustment Allocation Factor            0.00000000         -0.00001638          -0.00001638          -0.00001638
     Net Interest Distributed                              $0.00          $63,938.14           $40,687.90           $25,575.26
     Distributed Allocation Factor                    0.00000000          0.00596142           0.00596142           0.00596143
         Other Distribution                                $0.00               $0.00                $0.00                $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000           0.00000000           0.00000000
         Ending Total Distribution                       $124.67          $72,182.47           $45,934.29           $28,872.99
         Ending Principal Balance                    $134,688.40      $10,603,694.51        $6,747,804.47        $4,241,477.63
         Principal Balance Trading Factor             0.88275852          0.98866061           0.98866062           0.98866062

     Class                                           I-B-4          I-B-5         I-B-6              R
     Weighted Average Pass Through Rate                 7.250%        7.250%          7.250%
Original Principal Balance                       $2,145,062.00   $780,023.00   $1,560,046.50         $0.00
Beginning Principal Balance                      $2,122,387.18   $771,777.62   $1,543,555.01         $0.00
     Loans Transferred In                                $0.00         $0.00           $0.00         $0.00
     Loans Transferred Out                               $0.00         $0.00           $0.00         $0.00
     Principal Losses                                    $0.00         $0.00           $0.00         $0.00
     Other Principal Adjustments                         $0.00         $0.00           $0.00         $0.00  Class X-1 Notional Amt
     Principal Distributed                           $1,648.86       $599.59       $1,199.17         $0.00
     Principal Allocation Factor                    0.00076868    0.00076868      0.00076868    0.00000000      $16,851,965.08
     Scheduled Interest                             $12,822.76     $4,662.82       $9,325.64       $164.63
     Scheduled Interest Allocation Factor           0.00597780    0.00597780      0.00597780    0.00000000  Class X-2 Notional Amt
     Interest Adjustment                               ($35.13)      ($12.78)        ($25.55)       ($0.46)
     Interest Adjustment Allocation Factor         -0.00001638   -0.00001638     -0.00001638    0.00000000      $16,851,965.08
     Net Interest Distributed                       $12,787.63     $4,650.04       $9,300.09       $164.17
     Distributed Allocation Factor                  0.00596143    0.00596141      0.00596142    0.00000000
         Other Distribution                              $0.00         $0.00           $0.00         $0.00
         Other Distribution Allocation Factor       0.00000000    0.00000000      0.00000000    0.00000000
         Ending Total Distribution                  $14,436.49     $5,249.63      $10,499.26       $164.17
         Ending Principal Balance                $2,120,738.32   $771,178.03   $1,542,355.84         $0.00
         Principal Balance Trading Factor           0.98866062    0.98866063      0.98866017    0.00000000

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999
                                       INDY MAC WEIGHTED AVERAGE PC RATE: 7.1636
SERIES: 1997 - 8 Group II (1403)           PNC WEIGHTED AVERAGE PC RATE: $7.6686
                                                WEIGHTED AVERAGE PC RATE: 7.6655
--------------------------------------------------------------------------------

ISSUE DATE: 11/25/1997
CERTIFICATE BALANCE AT ISSUE:                            $342,543,636.46

                                                     --------------------------------------------------------------------------
                                                                       INDY MAC PORTION

                                                                          CERTIFICATE
                                                       TOTAL              ACCOUNT                                CERTIFICATE
                                                       NUMBER OF          ACTIVITY                               BALANCE
                                                       MORTGAGES          (@ PC RATE)                            OUTSTANDING
                                                     --------------------------------------------------------------------------
BALANCES FROM LAST FISCAL MONTH-END:                      4                                                    $1,221,136.68
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                           $1,080.81
 Unscheduled Principal Collection/Reversals                                  $201.22
 Liquidations-in-full                                     0                    $0.00
 Principal Balance Sales Adjustments                                           $0.00
 Net Principal Distributed                                                 $1,282.03                              ($1,282.03)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                         4                                                    $1,219,854.65

SCHEDULED INTEREST AT MORTGAGE RATE:                                       $7,595.10

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                    $0.00
 Interest Sales Adjustments                                                    $0.00
 Interest Accrual Adjustment                                                   $0.00 Unsched Int Adj
 Interest Uncollected on Liquidation                                           $0.00
 Interest Uncollected on Non-Earning Assets                                    $0.00
 Net Unscheduled Interest Distributed                                          $0.00

OTHER:
 Loan Conversion Fees                                                          $0.00
 Expense Reimbursements                                                        $0.00
 Gain on Liquidations                                                          $0.00
 Hazard Insurance Premium Refunds                                              $0.00
 Net Other Distributions                                                       $0.00

SCHEDULED SERVICING FEE EXPENSES:                                            $305.28 Serv, Indy & Pnc Fees

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                 $0.00
 Servicing Fees Sales Adjustments                                              $0.00
 Servicing Fees Accrual Adjustments                                            $0.00
 Servicing Fees Uncollected on Liquidation                                     $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                 $0.00
 Net Unscheduled Service Fees Distributed                                      $0.00

MISCELLANEOUS EXPENSES:                                                        $0.00

NET FUNDS DISTRIBUTED:                                                     $8,571.85
                                                     --------------------------------------------------------------------------

                                                     ----------------------------------------------------------
                                                                          PNC PORTION

                                                                          CERTIFICATE
                                                       TOTAL              ACCOUNT               CERTIFICATE
                                                       NUMBER OF          ACTIVITY              BALANCE
                                                       MORTGAGES          (@ PC RATE)           OUTSTANDING
                                                     ----------------------------------------------------------
BALANCES FROM LAST FISCAL MONTH-END:                     670                                  $211,946,420.79
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                            $188,284.62
 Unscheduled Principal Collection/Reversals                                 $202,205.07
 Liquidations-in-full                                     33             $11,257,565.15
 Principal Balance Sales Adjustments                                              $0.00
 Net Principal Distributed                                               $11,648,054.84       ($11,648,054.84)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                    $0.00

BALANCE CURRENT FISCAL MONTH-END:                        637                                  $200,298,365.95

SCHEDULED INTEREST AT MORTGAGE RATE:                                      $1,404,841.44

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                       $0.00
 Interest Sales Adjustments                                                       $0.00
 Interest Accrual Adjustment                                                      $0.00
 Interest Uncollected on Liquidation                                              $0.00
 Interest Uncollected on Non-Earning Assets                                       $0.00
 Net Unscheduled Interest Distributed                                             $0.00

OTHER:
 Loan Conversion Fees                                                             $0.00
 Expense Reimbursements                                                           $0.00
 Gain on Liquidations                                                             $0.00
 Hazard Insurance Premium Refunds                                                 $0.00
 Net Other Distributions                                                          $0.00

SCHEDULED SERVICING FEE EXPENSES:                                            $50,143.43

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                    $0.00
 Servicing Fees Sales Adjustments                                                 $0.00
 Servicing Fees Accrual Adjustments                                               $0.00
 Servicing Fees Uncollected on Liquidation                                        $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                    $0.00
 Net Unscheduled Service Fees Distributed                                         $0.00

MISCELLANEOUS EXPENSES:                                                           $0.00

NET FUNDS DISTRIBUTED:                                                   $13,002,752.85
                                                     ----------------------------------------------------------

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1997 - 8 Group II (1403)            PNC WEIGHTED AVERAGE PC RATE: 7.6686

--------------------------------------------------------------
        AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
--------------------------------------------------------------

          LOAN COUNT OF        AGGREGATE LOSS
         INCURRED LOSSES           AMOUNT
         ---------------           ------
                0                   $0.00
--------------------------------------------------------------

--------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                  SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
-------------------------------------------------------------------------------------------------------------

  PRINCIPAL             SCHEDULED           INTEREST         NET INTEREST                        TOTAL
 DISTRIBUTION          INTEREST DUE        ADJUSTMENT        DISTRUBUTION       OTHER         DISTRIBUTION
 ------------          ------------        ----------        ------------       -----         ------------
$11,649,336.87        $1,361,987.83           $0.00          $1,361,987.83      $0.00        $13,011,324.70
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

---------------------------------------------------------------------------------------------------------------------------------
INSURANCE RESERVES        COMBINED        INDY MAC       PNC       INDY MAC     PNC       INDY MAC        PNC          COMBINED

                          ORIGINAL       CLAIMS IN    CLAIMS IN     CLAIMS     CLAIMS                                  COVERAGE
INSURANCE TYPE             BALANCE        PROGRESS     PROGRESS       PAID       PAID    ADJUSTMENTS   ADJUSTMENTS    REMAINING
MPI                             $0.00       $0.00        $0.00       $0.00      $0.00       $0.00         $0.00             $0.00

SPECIAL HAZARD          $6,850,873.00       $0.00        $0.00       $0.00      $0.00       $0.00         $0.00     $6,850,873.00

BANKRUPTCY BOND
SINGLE-UNITS              $113,235.00       $0.00        $0.00       $0.00      $0.00       $0.00         $0.00       $113,235.00
MULTI-UNITS                     $0.00       $0.00        $0.00       $0.00      $0.00       $0.00         $0.00             $0.00

MORTGAGE REPURCHASE     $6,850,875.00       $0.00        $0.00       $0.00      $0.00       $0.00         $0.00     $6,850,875.00
---------------------------------------------------------------------------------------------------------------------------------

DELINQUENT INSTALLMENTS

-------------------------------------------------------------------------------------------------------------
 ONE (PNC PORTION)                            TWO (PNC PORTION)                        THREE (PNC PORTION)

COUNT   PRIN BALANCE                        COUNT    PRIN BALANCE                     COUNT   PRIN BALANCE
  9    $3,064,630.71                          2       $563,479.40                       3      $992,861.58

                      FORECLOSURE (PNC PORTION)                     REO (PNC PORTION)

                        COUNT    PRIN BALANCE                    COUNT     PRIN BALANCE
                          3       $774,813.11                      0           $0.00
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
ONE (INDY MAC PORTION)                      TWO (INDY MAC PORTION)                   THREE (INDY MAC PORTION)

COUNT   PRIN BALANCE                        COUNT    PRIN BALANCE                     COUNT   PRIN BALANCE
  0         $0.00                             0          $0.00                          0         $0.00

                    FORECLOSURE (INDY MAC PORTION)             ACQUIRED (INDY MAC PORTION)

                        COUNT    PRIN BALANCE                    COUNT     PRIN BALANCE
                          0          $0.00                         0           $0.00
-------------------------------------------------------------------------------------------------------------

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES: 1997 - 8 Group II (1403)

Interest Rate       Interest Rate    Net Rate    Pass Through Rate    Remaining Term    Principal Balance    Number Of Loans
----------------------------------------------------------------------------------------------------------------------------
0.0000-4.9999
5.0000-5.4999
5.5000-5.9999
6.0000-6.4999
6.5000-6.9999
7.0000-7.4999              7.2594      7.0770               6.9936           341.970       $20,251,732.88                 58
7.5000-7.9999              7.7174      7.5007               7.4360           342.448       $91,684,899.56                301
8.0000-8.4999              8.1606      7.9175               7.8706           341.998       $56,168,027.38                181
8.5000-8.9999              8.6514      8.4027               8.3611           340.531       $28,336,997.64                 89
9.0000-9.4999              9.0000      8.7500               8.7094           340.423        $3,856,708.49                  8
9.5000-9.9999
10.0000-10.4999
10.5000-10.9999
11.0000-11.4999
11.5000-11.9999
12.0000-12.4999
12.5000-12.9999
13.0000-13.4999
13.5000-13.9999
14.0000-14.4999
14.5000-14.9999
15.0000-15.4999
15.5000-15.9999
16.0000-16.4999
16.5000-16.9999
17.0000-17.4999
17.5000-17.9999
18.0000-18.4999
18.5000-18.9999
19.0000-19.4999
19.5000-19.9999
20.0000-99.9999

Pool Totals                7.9522      7.7264               7.6686           341.963      $200,298,365.95                637

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 01/1998

SERIES: 1997 - 8 Group II (1403)                WEIGHTED AVERAGE PC RATE: 7.6655

--------------------------------------------------------------------------------

ISSUE DATE: 11/25/1997
CERTIFICATE BALANCE AT ISSUE:                            $342,543,636.46

                                                                          CERTIFICATE
                                                       TOTAL              ACCOUNT               CERTIFICATE
                                                       NUMBER OF          ACTIVITY              BALANCE
                                                       MORTGAGES          (@ PC RATE)           OUTSTANDING
                                                       ---------          ------------          -----------
BALANCES FROM LAST FISCAL MONTH-END:                      674                                 $213,167,557.47
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                            $189,365.43
 Unscheduled Principal Collection/Reversals                                 $202,406.29
 Liquidations-in-full                                      33            $11,257,565.15
 Principal Balance Sales Adjustments                                              $0.00
 Net Principal Distributed                                               $11,649,336.87       ($11,649,336.87)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                    $0.00

BALANCE CURRENT FISCAL MONTH-END:                         641                                 $201,518,220.60

SCHEDULED INTEREST AT MORTGAGE RATE:                                      $1,412,436.54

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                       $0.00
 Interest Sales Adjustments                                                       $0.00
 Interest Accrual Adjustment                                                      $0.00
 Interest Uncollected on Liquidation                                              $0.00
 Interest Uncollected on Non-Earning Assets                                       $0.00
 Net Unscheduled Interest Distributed                                             $0.00

OTHER:
 Loan Conversion Fees                                                             $0.00
 Expense Reimbursements                                                           $0.00
 Gain on Liquidations                                                             $0.00
 Hazard Insurance Premium Refunds                                                 $0.00
 Net Other Distributions                                                          $0.00

SCHEDULED SERVICING FEE EXPENSES:                                            $50,448.71

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                    $0.00
 Servicing Fees Sales Adjustments                                                 $0.00
 Servicing Fees Accrual Adjustments                                               $0.00
 Servicing Fees Uncollected on Liquidation                                        $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                    $0.00
 Net Unscheduled Service Fees Distributed                                         $0.00

MISCELLANEOUS EXPENSES:                                                           $0.00

NET FUNDS DISTRIBUTED:                                                   $13,011,324.70

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1997 - 8 Group II (1403)                WEIGHTED AVERAGE PC RATE: 7.6655

--------------------------------------------------------------------------------

-------------------------------------------------
  AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
-------------------------------------------------

           LOAN COUNT OF      AGGREGATE LOSS
          INCURRED LOSSES        AMOUNT
          ---------------        ------
                 0                $0.00
-------------------------------------------------

-------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
---------------------------------------------------------------------------------------------------------

    PRINCIPAL            SCHEDULED            INTEREST        NET INTEREST                   TOTAL
   DISTRIBUTION         INTEREST DUE         ADJUSTMENT       DISTRUBUTION      OTHER     DISTRIBUTION
   ------------         ------------         ----------       ------------      -----     ------------
  $11,649,336.87       $1,361,987.83           $0.00         $1,361,987.83      $0.00    $13,011,324.70
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                           ORIGINAL       CLAIMS IN          CLAIMS                        COVERAGE
INSURANCE TYPE              BALANCE        PROGRESS            PAID     ADJUSTMENTS       REMAINING
MPI                           $0.00           $0.00           $0.00           $0.00           $0.00

SPECIAL HAZARD        $4,996,812.00           $0.00           $0.00           $0.00   $4,996,812.00

BANKRUPTCY BOND
SINGLE-UNITS            $113,235.00           $0.00           $0.00           $0.00     $113,235.00
MULTI-UNITS                   $0.00           $0.00           $0.00           $0.00           $0.00

MORTGAGE REPURCHASE   $6,850,875.00           $0.00           $0.00           $0.00   $6,850,875.00

DELINQUENT INSTALLMENTS

        ONE                                          TWO                                      THREE

COUNT   PRIN BALANCE                        COUNT    PRIN BALANCE                     COUNT   PRIN BALANCE
  9    $3,064,630.71                          2       $563,479.40                       3      $992,861.58

                    IN FORECLOSURE                             ACQUIRED

                        COUNT    PRIN BALANCE                    COUNT     PRIN BALANCE
                          3       $774,813.11                      0           $0.00

The Group II-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group II Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated November 24, 1997, pursuant to which certain of the Group II Certificates were offered.

The Class Principal Balances of each Class of the II-B Certificates as of April 27, 1998 were as follows:

          Class                               Class Principal Balance
          -----                               -----------------------
          II-B-1                                  $10,995,947.55
          II-B-2                                   $3,214,200.56
          II-B-3                                   $1,691,684.08
          II-B-4                                   $1,522,515.46
          II-B-5                                   $1,015,009.65
          II-B-6                                   $1,015,012.88

          Total                                   $19,454,370.18

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the Group II Special Hazard Coverage, Group II Bankruptcy Coverage, And Group II Fraud Coverage, as of April 27, 1998, was 4,996,812, $113,235 and $6,850,875, respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES: 1997 - 8 Group II (1403)

Interest Rate       Interest Rate     Net Rate     Pass Through Rate     Remaining Term     Principal Balance     Number Of Loans
---------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999            7.3258       7.0758                7.0325            356.051         $2,257,094.12                  17
7.5000 - 7.9999            7.7905       7.5405                7.4963            356.335        $35,980,231.47                 288
8.0000 - 8.4999            8.2116       7.9618                7.9175            354.906       $142,757,992.63                1203
8.5000 - 8.9999            8.6518       8.4020                8.3592            352.803       $124,260,937.57                1193
9.0000 - 9.4999            9.0432       8.7932                8.7491            352.553        $14,455,150.25                 156
9.5000 - 9.9999            9.5588       9.3088                9.2629            353.756           $492,059.01                   6
10.0000-10.4999
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000- 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 -19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                8.3685       8.1186                8.0749            354.151       $320,203,465.05                2863

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999
Series: 1997-8 Group II Pool 1403
Certificate Trust

                                               Distribution Date: March 25, 1999

     Class                                          Portfolio             II-A-1              II-A-2              II-A-3
     Weighted Average Pass Through Rate                  7.6671%              7.000%              7.000%              7.000%
Original Principal Balance                       $342,543,636.46      $85,246,108.00      $72,411,210.00      $65,563,181.00
Beginning Principal Balance                      $213,167,558.47      $81,388,641.78      $19,143,516.40      $18,476,414.58
     Loans Transferred In                                  $0.00               $0.00               $0.00               $0.00
     Loans Transferred Out                                 $0.00               $0.00               $0.00               $0.00
     Principal Losses                                      $0.00               $0.00               $0.00               $0.00
     Other Principal Adjustments                           $0.00               $0.00               $0.00               $0.00
     Principal Distributed                        $11,649,336.87         $880,306.11       $5,119,312.39       $4,940,917.64
     Principal Allocation Factor                      0.03400833          0.01032664          0.07069779          0.07536116
     Scheduled Interest                            $1,361,987.83         $474,767.08         $111,670.51         $107,779.09
     Scheduled Interest Allocation Factor             0.00397610          0.00556937          0.00154217          0.00164390
     Interest Adjustment                                   $0.00               $0.00               $0.00               $0.00
     Interest Adjustment Allocation Factor            0.00000000          0.00000000          0.00000000          0.00000000
     Net Interest Distributed                      $1,361,987.83         $474,767.08         $111,670.51         $107,779.09
     Distributed Allocation Factor                    0.00397610          0.00556937          0.00154217          0.00164390
         Other Distribution                                $0.00               $0.00               $0.00               $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000          0.00000000          0.00000000
         Ending Total Distribution                $13,011,324.70       $1,355,073.19       $5,230,982.90       $5,048,696.73
         Ending Principal Balance                $201,518,221.60      $80,508,335.67      $14,024,204.01      $13,535,496.94
         Principal Balance Trading Factor             0.58829942          0.94442242          0.19367449          0.20644967

     Class                                           II-A-4             II-A-5               II-A-6              II-A-7
     Weighted Average Pass Through Rate                 7.000%              7.000%                                  7.000%
Original Principal Balance                       $6,388,029.00      $10,490,109.00         $555,409.00       $7,423,000.00
Beginning Principal Balance                              $0.00               $0.00               $0.00       $7,423,000.00
     Loans Transferred In                                $0.00               $0.00               $0.00               $0.00
     Loans Transferred Out                               $0.00               $0.00               $0.00               $0.00
     Principal Losses                                    $0.00               $0.00               $0.00               $0.00
     Other Principal Adjustments                         $0.00               $0.00               $0.00               $0.00
     Principal Distributed                               $0.00               $0.00               $0.00               $0.00
     Principal Allocation Factor                    0.00000000          0.00000000          0.00000000          0.00000000
     Scheduled Interest                                  $0.00               $0.00               $0.00          $43,300.83
     Scheduled Interest Allocation Factor           0.00000000          0.00000000          0.00000000          0.00583333
     Interest Adjustment                                 $0.00               $0.00               $0.00               $0.00
     Interest Adjustment Allocation Factor          0.00000000          0.00000000          0.00000000          0.00000000
     Net Interest Distributed                            $0.00               $0.00               $0.00          $43,300.83
     Distributed Allocation Factor                  0.00000000          0.00000000          0.00000000          0.00583333
         Other Distribution                              $0.00               $0.00               $0.00               $0.00
         Other Distribution Allocation Factor       0.00000000          0.00000000          0.00000000          0.00000000
         Ending Total Distribution                       $0.00               $0.00               $0.00          $43,300.83
         Ending Principal Balance                        $0.00               $0.00               $0.00       $7,423,000.00
         Principal Balance Trading Factor           0.00000000          0.00000000          0.00000000          1.00000000

     Class                                          II-A-8           II-A-9           II-A-10             II-P             II-X
     Weighted Average Pass Through Rate                 7.000%           7.000%            7.000%                            7.000%
Original Principal Balance                      $59,639,283.00    $4,901,652.00    $10,086,644.00      $142,701.19            $0.00
Beginning Principal Balance                     $59,639,283.00    $4,901,652.00     $2,585,384.30      $137,999.12            $0.00
     Loans Transferred In                                $0.00            $0.00             $0.00            $0.00            $0.00
     Loans Transferred Out                               $0.00            $0.00             $0.00            $0.00            $0.00
     Principal Losses                                    $0.00            $0.00             $0.00            $0.00            $0.00
     Other Principal Adjustments                         $0.00            $0.00             $0.00            $0.00            $0.00
     Principal Distributed                               $0.00            $0.00       $691,377.16          $126.45            $0.00
     Principal Allocation Factor                    0.00000000       0.00000000        0.06854382       0.00088612       0.00000000
     Scheduled Interest                            $347,895.82       $28,592.97        $15,081.41            $0.00      $119,316.69
     Scheduled Interest Allocation Factor           0.00583333       0.00583333        0.00149519       0.00000000       0.00000000
     Interest Adjustment                                 $0.00            $0.00             $0.00            $0.00            $0.00
     Interest Adjustment Allocation Factor          0.00000000       0.00000000        0.00000000       0.00000000       0.00000000
     Net Interest Distributed                      $347,895.82       $28,592.97        $15,081.41            $0.00      $119,316.69
     Distributed Allocation Factor                  0.00583333       0.00583333        0.00149519       0.00000000       0.00000000
         Other Distribution                              $0.00            $0.00             $0.00            $0.00            $0.00
         Other Distribution Allocation Factor       0.00000000       0.00000000        0.00000000       0.00000000       0.00000000
         Ending Total Distribution                 $347,895.82       $28,592.97       $706,458.57          $126.45      $119,316.69
         Ending Principal Balance               $59,639,283.00    $4,901,652.00     $1,894,007.14      $137,872.67            $0.00
         Principal Balance Trading Factor           1.00000000       1.00000000        0.18777377       0.96616342       0.00000000

     Class                                              II-B-1           II-B-2            II-B-3           II-B-4           II-B-5
     Weighted Average Pass Through Rate                 7.000%           7.000%            7.000%           7.000%           7.000%
Original Principal Balance                      $11,132,668.00    $3,254,165.00     $1,712,718.00    $1,541,446.00    $1,027,630.00
Beginning Principal Balance                     $11,005,724.17    $3,217,058.35     $1,693,188.18    $1,523,869.15    $1,015,912.11
     Loans Transferred In                                $0.00            $0.00             $0.00            $0.00            $0.00
     Loans Transferred Out                               $0.00            $0.00             $0.00            $0.00            $0.00
     Principal Losses                                    $0.00            $0.00             $0.00            $0.00            $0.00
     Other Principal Adjustments                         $0.00            $0.00             $0.00            $0.00            $0.00
     Principal Distributed                           $9,776.62        $2,857.79         $1,504.10        $1,353.69          $902.46
     Principal Allocation Factor                    0.00087819       0.00087819        0.00087819       0.00087819       0.00087820
     Scheduled Interest                             $64,200.06       $18,766.17         $9,876.93        $8,889.24        $5,926.15
     Scheduled Interest Allocation Factor           0.00576682       0.00576682        0.00576682       0.00576682       0.00576681
     Interest Adjustment                                 $0.00            $0.00             $0.00            $0.00            $0.00
     Interest Adjustment Allocation Factor          0.00000000       0.00000000        0.00000000       0.00000000       0.00000000
     Net Interest Distributed                       $64,200.06       $18,766.17         $9,876.93        $8,889.24        $5,926.15
     Distributed Allocation Factor                  0.00576682       0.00576682        0.00576682       0.00576682       0.00576681
         Other Distribution                              $0.00            $0.00             $0.00            $0.00            $0.00
         Other Distribution Allocation Factor       0.00000000       0.00000000        0.00000000       0.00000000       0.00000000
         Ending Total Distribution                  $73,976.68       $21,623.96        $11,381.03       $10,242.93        $6,828.61
         Ending Principal Balance               $10,995,947.55    $3,214,200.56     $1,691,684.08    $1,522,515.46    $1,015,009.65
         Principal Balance Trading Factor           0.98771899       0.98771899        0.98771898       0.98771897       0.98771897

     Class                                             II-B-6            R
     Weighted Average Pass Through Rate                   7.000%
Original Principal Balance                         $1,027,633.27        $50.00
Beginning Principal Balance                        $1,015,915.34         $0.00
     Loans Transferred In                                  $0.00         $0.00
     Loans Transferred Out                                 $0.00         $0.00
     Principal Losses                                      $0.00         $0.00
     Other Principal Adjustments                           $0.00         $0.00    II-X  Notional Amt
     Principal Distributed                               $902.46         $0.00
     Principal Allocation Factor                      0.00087819    0.00000000      $20,454,289.20
     Scheduled Interest                                $5,926.17        ($1.29)
     Scheduled Interest Allocation Factor             0.00576681   -0.02580000
     Interest Adjustment                                   $0.00         $0.00
     Interest Adjustment Allocation Factor            0.00000000    0.00000000
     Net Interest Distributed                          $5,926.17        ($1.29)
     Distributed Allocation Factor                    0.00576681   -0.02580000
         Other Distribution                                $0.00         $0.00
         Other Distribution Allocation Factor         0.00000000    0.00000000
         Ending Total Distribution                     $6,828.63        ($1.29)
         Ending Principal Balance                  $1,015,012.88         $0.00
         Principal Balance Trading Factor             0.98771897    0.00000000

     Class                                          II-A-5             II-A-5-1            II-A-5-2
     Weighted Average Pass Through Rate                 7.000%                                 7.000%
Original Principal Balance                      $10,490,109.00       $2,596,302.00      $7,893,807.00
Beginning Principal Balance                              $0.00               $0.00              $0.00
     Loans Transferred In                                $0.00               $0.00              $0.00
     Loans Transferred Out                               $0.00               $0.00              $0.00
     Principal Losses                                    $0.00               $0.00              $0.00
     Other Principal Adjustments                         $0.00               $0.00              $0.00
     Principal Distributed                               $0.00               $0.00              $0.00
     Principal Allocation Factor                    0.00000000          0.00000000         0.00000000
     Scheduled Interest                                  $0.00               $0.00              $0.00
     Scheduled Interest Allocation Factor           0.00000000          0.00000000         0.00000000
     Interest Adjustment                                 $0.00               $0.00              $0.00
     Interest Adjustment Allocation Factor          0.00000000          0.00000000         0.00000000
     Net Interest Distributed                            $0.00               $0.00              $0.00
     Distributed Allocation Factor                  0.00000000          0.00000000         0.00000000
         Other Distribution                              $0.00               $0.00              $0.00
         Other Distribution Allocation Factor       0.00000000          0.00000000         0.00000000
         Ending Total Distribution                       $0.00               $0.00              $0.00
         Ending Principal Balance                        $0.00               $0.00              $0.00
         Principal Balance Trading Factor           0.00000000          0.00000000         0.00000000

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1997 - 8 Group III (1404)               WEIGHTED AVERAGE PC RATE: 7.2659

--------------------------------------------------------------------------------

ISSUE DATE: 11/1/1997
CERTIFICATE BALANCE AT ISSUE:                             $104,394,658.10

                                                                          CERTIFICATE
                                                       TOTAL              ACCOUNT               CERTIFICATE
                                                       NUMBER OF          ACTIVITY              BALANCE
                                                       MORTGAGES          (@ PC RATE)           OUTSTANDING
                                                       ---------          ------------          -----------
BALANCES FROM LAST FISCAL MONTH-END:                      305                                 $64,508,378.28
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                           $232,497.20
 Unscheduled Principal Collection/Reversals                                 $21,598.28
 Liquidations-in-full                                      11            $2,558,757.92
 Principal Balance Sales Adjustments                                             $0.00
 Net Principal Distributed                                               $2,812,853.40        ($2,812,853.40)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                         294                                 $61,695,524.88

SCHEDULED INTEREST AT MORTGAGE RATE:                                       $405,276.99

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                      $9.39
 Interest Sales Adjustments                                                      $0.00
 Interest Accrual Adjustment                                                     $0.00
 Interest Uncollected on Liquidation                                             $0.00
 Interest Uncollected on Non-Earning Assets                                      $0.00
 Net Unscheduled Interest Distributed                                            $9.39

OTHER:
 Loan Conversion Fees                                                            $0.00
 Expense Reimbursements                                                          $0.00
 Gain on Liquidations                                                            $0.00
 Hazard Insurance Premium Refunds                                                $0.00
 Net Other Distributions                                                         $0.00

SCHEDULED SERVICING FEE EXPENSES:                                           $14,655.10

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                   $0.35
 Servicing Fees Sales Adjustments                                                $0.00
 Servicing Fees Accrual Adjustments                                              $0.00
 Servicing Fees Uncollected on Liquidation                                       $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                   $0.00
 Net Unscheduled Service Fees Distributed                                        $0.35

MISCELLANEOUS EXPENSES:                                                          $0.00

NET FUNDS DISTRIBUTED:                                                   $3,203,484.33

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1997 - 8 Group III (1404)               WEIGHTED AVERAGE PC RATE: 7.2659

--------------------------------------------------------------------------------

------------------------------------------------------
    AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
------------------------------------------------------

          LOAN COUNT OF      AGGREGATE LOSS
         INCURRED LOSSES         AMOUNT
         ---------------         ------
                0                 $0.00
------------------------------------------------------

------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                     SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
-------------------------------------------------------------------------------------------------------------------

   PRINCIPAL           SCHEDULED              INTEREST           NET INTEREST                         TOTAL
 DISTRIBUTION        INTEREST DUE            ADJUSTMENT          DISTRUBUTION         OTHER        DISTRIBUTION
 ------------        ------------            ----------          ------------         -----        ------------
$2,812,853.40         $390,621.89               $9.04             $390,630.93         $0.00       $3,203,484.33
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                             ORIGINAL       CLAIMS IN        CLAIMS                        COVERAGE
INSURANCE TYPE                BALANCE        PROGRESS          PAID     ADJUSTMENTS       REMAINING
MPI                             $0.00           $0.00         $0.00           $0.00           $0.00

SPECIAL HAZARD          $1,976,393.00           $0.00         $0.00           $0.00   $1,976,393.00

BANKRUPTCY BOND
SINGLE-UNITS              $100,000.00           $0.00         $0.00           $0.00     $100,000.00
MULTI-UNITS                     $0.00           $0.00         $0.00           $0.00           $0.00

MORTGAGE REPURCHASE     $1,043,946.00           $0.00         $0.00           $0.00   $1,043,946.00

DELINQUENT INSTALLMENTS

        ONE                                          TWO                                     THREE

COUNT   PRIN BALANCE                        COUNT    PRIN BALANCE                     COUNT   PRIN BALANCE
  5      $552,652.21                          0          $0.00                          0         $0.00

                    IN FORECLOSURE                             ACQUIRED

                        COUNT    PRIN BALANCE                    COUNT     PRIN BALANCE
                          1       $56,260.51                       0           $0.00

The Group III-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group III Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated November 24, 1997, pursuant to which certain of the Group III Certificates were offered.

The Class Principal Balances of each Class of the III-B Certificates as of February 25, 1999 were as follows:

               Class                       Class Principal Balance
               -----                       -----------------------
              III-B-1                           $2,125,790.26
              III-B-2                             $395,496.05
              III-B-3                             $296,621.81
              III-B-4                             $247,185.16
              III-B-5                             $197,747.57
              III-B-6                             $197,745.40

               Total                            $3,460,586.25

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the Group III Special Hazard Coverage, Group III Bankruptcy Coverage, and Group III Fraud Coverage, as of February 25, 1999, was $4,996,812, $113,235 and $6,850,875, respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES: 1997 - 8 Group III (1404)


Interest Rate      Interest Rate     Net Rate Pass    Through Rate    Remaining Term    Principal Balance    Number Of Loans
-----------------------------------------------------------------------------------------------------------------------------
0.0000-4.9999
5.0000-5.4999
5.5000-5.9999
6.0000-6.4999
6.5000-6.9999             6.7378       6.5272               6.4851           161.979        $4,366,752.01                 13
7.0000-7.4999             7.2157       6.9949               6.9512           161.134       $22,554,239.10                 80
7.5000-7.9999             7.6555       7.4212               7.3762           161.130       $25,017,742.09                107
8.0000-8.4999             8.1264       7.8855               7.8410           160.414        $6,571,527.77                 61
8.5000-8.9999             8.5877       8.3377               8.2975           157.574        $1,944,138.09                 26
9.0000-9.4999             9.1470       8.8970               8.8505           159.065        $1,241,125.82                  7
9.5000-9.9999
10.0000-10.4999
10.5000-10.9999
11.0000-11.4999
11.5000-11.9999
12.0000-12.4999
12.5000-12.9999
13.0000-13.4999
13.5000-13.9999
14.0000-14.4999
14.5000-14.9999
15.0000-15.4999
15.5000-15.9999
16.0000-16.4999
16.5000-16.9999
17.0000-17.4999
17.5000-17.9999
18.0000-18.4999
18.5000-18.9999
19.0000-19.4999
19.5000-19.9999
20.0000-99.9999

Pool Totals               7.5393       7.3101               7.2659           160.962       $61,695,524.88                294

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  February 1999
Series: 1997-8 Group III  Pool 1404
Certificate Trust

                                               Distribution Date: March 25, 1999

     Class                                         Portfolio            III-PT               III-X              III-P
     Weighted Average Pass Through Rate                 7.2664%             6.750%             6.750%
Original Principal Balance                      $104,394,658.10    $100,539,062.00              $0.00        $201,782.40
Beginning Principal Balance                      $64,508,378.28     $60,848,567.33              $0.00        $186,709.10
     Loans Transferred In                                 $0.00              $0.00              $0.00              $0.00
     Loans Transferred Out                                $0.00              $0.00              $0.00              $0.00
     Principal Losses                                     $0.00              $0.00              $0.00              $0.00
     Other Principal Adjustments                          $0.00              $0.00              $0.00              $0.00
     Principal Distributed                        $2,812,853.40      $2,794,197.75              $0.00          $6,140.04
     Principal Allocation Factor                     0.02694442         0.02779216         0.00000000         0.03042902
     Scheduled Interest                             $390,621.89        $342,273.19         $28,812.48              $0.00
     Scheduled Interest Allocation Factor            0.00374178         0.00340438         0.00000000         0.00000000
     Interest Adjustment                                  $9.04              $7.92              $0.67              $0.00
     Interest Adjustment Allocation Factor           0.00000009         0.00000008         0.00000000         0.00000000
     Net Interest Distributed                       $390,630.93        $342,281.11         $28,813.15              $0.00
     Distributed Allocation Factor                   0.00374187         0.00340446         0.00000000         0.00000000
         Other Distribution                               $0.00              $0.00              $0.00              $0.00
         Other Distribution Allocation Factor        0.00000000         0.00000000         0.00000000         0.00000000
         Ending Total Distribution                $3,203,484.33      $3,136,478.86         $28,813.15          $6,140.04
         Ending Principal Balance                $61,695,524.88     $58,054,369.58              $0.00        $180,569.06
         Principal Balance Trading Factor            0.59098354         0.57743098         0.00000000         0.89487022

     Class                                         III-B-1             III-B-2            III-B-3            III-B-4
     Weighted Average Pass Through Rate                6.750%             6.750%             6.750%             6.750%
Original Principal Balance                      $2,244,486.00        $417,579.00        $313,184.00        $260,987.00
Beginning Principal Balance                     $2,133,478.42        $396,926.41        $297,694.58        $248,079.13
     Loans Transferred In                               $0.00              $0.00              $0.00              $0.00
     Loans Transferred Out                              $0.00              $0.00              $0.00              $0.00
     Principal Losses                                   $0.00              $0.00              $0.00              $0.00
     Other Principal Adjustments                        $0.00              $0.00              $0.00              $0.00
     Principal Distributed                          $7,688.16          $1,430.36          $1,072.77            $893.97
     Principal Allocation Factor                   0.00342535         0.00342536         0.00342537         0.00342534
     Scheduled Interest                            $12,000.82          $2,232.71          $1,674.53          $1,395.45
     Scheduled Interest Allocation Factor          0.00534680         0.00534680         0.00534679         0.00534682
     Interest Adjustment                                $0.28              $0.05              $0.04              $0.03
     Interest Adjustment Allocation Factor         0.00000012         0.00000012         0.00000013         0.00000011
     Net Interest Distributed                      $12,001.10          $2,232.76          $1,674.57          $1,395.48
     Distributed Allocation Factor                 0.00534693         0.00534692         0.00534692         0.00534693
         Other Distribution                             $0.00              $0.00              $0.00              $0.00
         Other Distribution Allocation Factor      0.00000000         0.00000000         0.00000000         0.00000000
         Ending Total Distribution                 $19,689.26          $3,663.12          $2,747.34          $2,289.45
         Ending Principal Balance               $2,125,790.26        $395,496.05        $296,621.81        $247,185.16
         Principal Balance Trading Factor          0.94711674         0.94711671         0.94711674         0.94711675

     Class                                         III-B-5             III-B-6               III-R
     Weighted Average Pass Through Rate               6.750%              6.750%
Original Principal Balance                       $208,789.00         $208,788.70               $0.00
Beginning Principal Balance                      $198,462.75         $198,460.57               $0.00
     Loans Transferred In                              $0.00               $0.00               $0.00
     Loans Transferred Out                             $0.00               $0.00               $0.00
     Principal Losses                                  $0.00               $0.00               $0.00
     Other Principal Adjustments                       $0.00               $0.00               $0.00
     Principal Distributed                           $715.18             $715.17               $0.00
     Principal Allocation Factor                  0.00342537          0.00342533          0.00000000    Class III-X Notional Amt
     Scheduled Interest                            $1,116.35           $1,116.34               $0.02    --------------------------
     Scheduled Interest Allocation Factor         0.00534679          0.00534675          0.00000000          $5,122,218.97
     Interest Adjustment                               $0.03               $0.03              ($0.01)
     Interest Adjustment Allocation Factor        0.00000014          0.00000014          0.00000000
     Net Interest Distributed                      $1,116.38           $1,116.37               $0.01
     Distributed Allocation Factor                0.00534693          0.00534689          0.00000000
         Other Distribution                            $0.00               $0.00               $0.00
         Other Distribution Allocation Factor     0.00000000          0.00000000          0.00000000
         Ending Total Distribution                 $1,831.56           $1,831.54               $0.01
         Ending Principal Balance                $197,747.57         $197,745.40               $0.00
         Principal Balance Trading Factor         0.94711680          0.94710777          0.00000000

                     PNCMS
      MORTGAGE PASS-THROUGH CERTIFICATES
          SERIES 1998-1, CLASS IV-P

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998 - 1 Group I (1406)       INDY MAC WEIGHTED AVERAGE PC RATE: 7.4825
                                            PNC WEIGHTED AVERAGE PC RATE: 7.3761
                                                WEIGHTED AVERAGE PC RATE: 7.3779
--------------------------------------------------------------------------------

ISSUE DATE: 01/01/1998
CERTIFICATE BALANCE AT ISSUE:                $484,094,252.36

                                            ---------------------------------------------------------------------------------------
                                                      INDY MAC PORTION                           PNC PORTION

                                                        CERTIFICATE                                CERTIFICATE
                                            TOTAL       ACCOUNT       CERTIFICATE       TOTAL      ACCOUNT          CERTIFICATE
                                            NUMBER OF   ACTIVITY      BALANCE           NUMBER OF  ACTIVITY         BALANCE
                                            MORTGAGES   (@ PC RATE)   OUTSTANDING       MORTGAGES  (@ PC RATE)      OUTSTANDING
                                            ---------------------------------------------------------------------------------------
BALANCES FROM LAST FISCAL MONTH-END:           19                     $5,696,520.35      1070                       $332,435,072.45
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current
   Month                                                 $4,539.33                                    $283,005.34
 Unscheduled Principal Collection/Reversals                $252.03                                    $127,604.42
 Liquidations-in-full                           0            $0.00                         45      $13,472,973.13
 Principal Balance Sales Adjustments                         $0.00                                          $0.00
 Net Principal Distributed                               $4,791.36       ($4,791.36)               $13,883,582.89   ($13,883,582.89)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                          $0.00                                           $0.00

BALANCE CURRENT FISCAL MONTH-END:              19                     $5,691,728.99      1025                       $318,551,489.56

SCHEDULED INTEREST AT MORTGAGE RATE:                    $36,944.16                                  $2,125,356.98

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                  $0.00                                          $0.26
 Interest Sales Adjustments                                  $0.00                                          $0.00
 Interest Accrual Adjustment                                 $0.00                                          $0.00
 Interest Uncollected on Liquidation                         $0.00                                          $0.00
 Interest Uncollected on Non-Earning Assets                  $0.00                                          $0.00
 Net Unscheduled Interest Distributed                        $0.00                                          $0.26

OTHER:
 Loan Conversion Fees                                        $0.00                                          $0.00
 Expense Reimbursements                                      $0.00                                          $0.00
 Gain on Liquidations                                        $0.00                                          $0.00
 Hazard Insurance Premium Refunds                            $0.00                                          $0.00
 Net Other Distributions                                     $0.00                                          $0.00

SCHEDULED SERVICING FEE EXPENSES:                        $1,424.14 Serv, Indy & PNC fees                $81,413.83

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/
   Reversals                                                 $0.00                                           $0.00
 Servicing Fees Sales Adjustments                            $0.00                                           $0.00
 Servicing Fees Accrual Adjustments                          $0.00                                           $0.00
 Servicing Fees Uncollected on Liquidation                   $0.00                                           $0.00
 Servicing Fees Uncollected/Non-Earning
   Assets                                                    $0.00                                           $0.00
 Net Unscheduled Service Fees Distributed                    $0.00                                           $0.00

MISCELLANEOUS EXPENSES:                                      $0.00                                           $0.00


NET FUNDS DISTRIBUTED:                                  $40,311.38                                  $15,927,526.30
                                            -----------------------------------------------------------------------------------

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998 - 1 Group I (1406)            PNC WEIGHTED AVERAGE PC RATE: 7.3761
--------------------------------------------------------------------------------

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------

       LOAN COUNT OF         AGGREGATE LOSS
      INCURRED LOSSES            AMOUNT
      ---------------            ------
             0                   $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
   PRINCIPAL      SCHEDULED      INTEREST   NET INTEREST             TOTAL
  DISTRIBUTION   INTEREST DUE   ADJUSTMENT  DISTRUBUTION   OTHER  DISTRIBUTION
--------------   ------------   ----------  ------------   -----  ------------
$13,888,374.25   $2,079,463.17    $0.26     $2,079,463.43  $0.00  $15,967,837.68
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

-----------------------------------------------------------------------------------------------------------------------------
INSURANCE RESERVES          COMBINED       INDY MAC      PNC     INDY MAC    PNC      INDY MAC       PNC           COMBINED

                            ORIGINAL      CLAIMS IN   CLAIMS IN   CLAIMS   CLAIMS                                 COVERAGE
INSURANCE TYPE               BALANCE      PROGRESS    PROGRESS     PAID     PAID    ADJUSTMENTS   ADJUSTMENTS     REMAINING
MPI                               $0.00     $0.00      $0.00       $0.00    $0.00      $0.00          $0.00             $0.00

SPECIAL HAZARD            $4,820,797.00     $0.00      $0.00       $0.00    $0.00      $0.00          $0.00     $4,820,797.00

BANKRUPTCY BOND
SINGLE-UNITS                $166,816.00     $0.00      $0.00       $0.00    $0.00      $0.00          $0.00       $166,816.00
MULTI-UNITS                       $0.00     $0.00      $0.00       $0.00    $0.00      $0.00          $0.00             $0.00

MORTGAGE REPURCHASE       $9,681,885.00     $0.00      $0.00       $0.00    $0.00      $0.00          $0.00     $9,681,885.00
-----------------------------------------------------------------------------------------------------------------------------

DELINQUENT INSTALLMENTS

-----------------------------------------------------------------------------------------------------------------------------
   ONE (PNC PORTION)                            TWO (PNC PORTION)                        THREE (PNC PORTION)

 COUNT   PRIN BALANCE                           COUNT   PRIN BALANCE                     COUNT   PRIN BALANCE
   19      $6,027,902.24                          0     $0.00                             0             $0.00

                        FORECLOSURE (PNC PORTION)                   REO (PNC PORTION)

                           COUNT   PRIN BALANCE                      COUNT   PRIN BALANCE
                             0            $0.00                        0            $0.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
ONE (INDY MAC PORTION)                          TWO (INDY MAC PORTION)                    THREE (INDY MAC PORTION)

 COUNT   PRIN BALANCE                           COUNT   PRIN BALANCE                      COUNT  PRIN BALANCE
    2        $523,508.38                          0     $0.00                             0             $0.00

                        FORECLOSURE (INDY MAC PORTION)             ACQUIRED (INDY MAC PORTION)

                           COUNT   PRIN BALANCE                      COUNT   PRIN BALANCE
                             0            $0.00                        0            $0.00
-----------------------------------------------------------------------------------------------------------------------------

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998 - 1 Group I (1406)

                                                    Pass Through
Interest Rate             Interest Rate   Net Rate       Rate       Remaining Term   Principal Balance   Number Of Loans
--------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999                  6.8067     6.5567         6.5067          343.013       $1,533,081.63                 5
7.0000 - 7.4999                  7.3032     7.0534         7.0105          340.803      $60,203,606.01               200
7.5000 - 7.9999                  7.6664     7.4166         7.3727          342.955     $211,690,472.28               680
8.0000 - 8.4999                  8.1150     7.8650         7.8190          341.559      $37,348,030.91               118
8.5000 - 8.9999                  8.5826     8.3326         8.2862          339.630       $6,932,499.54                20
9.0000 - 9.4999                  9.0929     8.8429         8.8003          258.580         $843,799.19                 2
9.5000 - 9.9999
10.0000-10.4999
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000- 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 -19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                      7.6699     7.4201         7.3761          342.089     $318,551,489.56              1025

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998 - 1 Group I (1406)                WEIGHTED AVERAGE PC RATE: 7.3779
--------------------------------------------------------------------------------

ISSUE DATE: 01/01/1998
CERTIFICATE BALANCE AT ISSUE: $484,094,252.36

                                                                    CERTIFICATE
                                                   TOTAL            ACCOUNT           CERTIFICATE
                                                   NUMBER OF        ACTIVITY          BALANCE
                                                   MORTGAGES        (@ PC RATE)       OUTSTANDING
                                                   ---------        -----------       -----------
BALANCES FROM LAST FISCAL MONTH-END:                1089                              $338,131,592.80
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                      $287,544.67
 Unscheduled Principal Collection/Reversals                           $127,856.45
 Liquidations-in-full                                45            $13,472,973.13
 Principal Balance Sales Adjustments                                        $0.00
 Net Principal Distributed                                         $13,888,374.25     ($13,888,374.25)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                            $0.00

BALANCE CURRENT FISCAL MONTH-END:                   1044                              $324,243,218.55

SCHEDULED INTEREST AT MORTGAGE RATE:                                $2,162,301.14

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                 $0.26
 Interest Sales Adjustments                                                 $0.00
 Interest Accrual Adjustment                                                $0.00
 Interest Uncollected on Liquidation                                        $0.00
 Interest Uncollected on Non-Earning Assets                                 $0.00
 Net Unscheduled Interest Distributed                                       $0.26

OTHER:
 Loan Conversion Fees                                                       $0.00
 Expense Reimbursements                                                     $0.00
 Gain on Liquidations                                                       $0.00
 Hazard Insurance Premium Refunds                                           $0.00
 Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                      $82,837.97

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                              $0.00
 Servicing Fees Sales Adjustments                                           $0.00
 Servicing Fees Accrual Adjustments                                         $0.00
 Servicing Fees Uncollected on Liquidation                                  $0.00
 Servicing Fees Uncollected/Non-Earning Assets                              $0.00
 Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                     $0.00

NET FUNDS DISTRIBUTED:                                             $15,967,837.68

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998 - 1 Group I (1406)            PNC WEIGHTED AVERAGE PC RATE: 7.3779
--------------------------------------------------------------------------------

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
       LOAN COUNT OF       AGGREGATE LOSS
      INCURRED LOSSES          AMOUNT
      ---------------          ------
             0                 $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
   PRINCIPAL      SCHEDULED      INTEREST   NET INTEREST             TOTAL
  DISTRIBUTION   INTEREST DUE   ADJUSTMENT  DISTRUBUTION   OTHER  DISTRIBUTION
--------------   ------------   ----------  ------------   -----  ------------
$13,888,374.25   $2,079,463.17    $0.26     $2,079,463.43  $0.00  $15,967,837.68
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                          ORIGINAL   CLAIMS IN   CLAIMS                      COVERAGE
INSURANCE TYPE             BALANCE    PROGRESS     PAID   ADJUSTMENTS       REMAINING
MPI                          $0.00       $0.00    $0.00         $0.00           $0.00

SPECIAL HAZARD       $4,820,797.00       $0.00    $0.00         $0.00   $4,820,797.00

BANKRUPTCY BOND
SINGLE-UNITS           $166,816.00       $0.00    $0.00         $0.00     $166,816.00
MULTI-UNITS                  $0.00       $0.00    $0.00         $0.00           $0.00

MORTGAGE REPURCHASE  $9,681,885.00       $0.00    $0.00         $0.00   $9,681,885.00

DELINQUENT INSTALLMENTS

     ONE                                TWO                    THREE

COUNT    PRIN BALANCE                 COUNT   PRIN BALANCE  COUNT   PRIN BALANCE
  21    $6,551,410.62                   0            $0.00    0            $0.00

                     IN FORECLOSURE                         ACQUIRED

                      COUNT   PRIN BALANCE                  COUNT   PRIN BALANCE
                        0            $0.00                    0            $0.00

The Group I-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group I Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated January 28, 1998, pursuant to which certain of the Group I Certificates were offered.

The Class Principal Balances of the Class I-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

         CLASS              CLASS PRINCIPAL BALANCE
         I-B-1              $11,250,122.28
         I-B-2               $4,308,557.57
         I-B-3               $1,914,914.57
         I-B-4               $1,675,549.38
         I-B-5               $1,196,821.00
         I-B-6               $1,196,824.53

         Total              $21,542,789.33

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $4,820,797.00, $166,816.00, $9,681,885.00 respectively. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES: 1998 - 1 Group I (1406)

                                               Pass Through
Interest Rate        Interest Rate   Net Rate      Rate       Remaining Term   Principal Balance   Number Of Loans
------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999             7.3258     7.0758        7.0325          356.051       $2,257,094.12                17
7.5000 - 7.9999             7.7905     7.5405        7.4963          356.335      $35,980,231.47               288
8.0000 - 8.4999             8.2116     7.9618        7.9175          354.906     $142,757,992.63              1203
8.5000 - 8.9999             8.6518     8.4020        8.3592          352.803     $124,260,937.57              1193
9.0000 - 9.4999             9.0432     8.7932        8.7491          352.553      $14,455,150.25               156
9.5000 - 9.9999             9.5588     9.3088        9.2629          353.756         $492,059.01                 6
10.0000-10.4999
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000- 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 -19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                 8.3685     8.1186        8.0749          354.151     $320,203,465.05              2863

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  February 1999               Distribution Date: March 25, 1999
Series: 1998-1 Group I Pool 1406
Certificate Trust

     Class                                      Portfolio           I-A-1                I-A-2               I-A-3
     Weighted Average Pass Through Rate                 7.3798%              7.000%              7.000%              7.000%
Original Principal Balance                     $484,094,252.36     $378,000,000.00      $36,876,000.00      $27,339,558.00
Beginning Principal Balance                    $338,131,611.49     $232,789,063.32      $36,876,000.00      $27,059,538.70
     Loans Transferred In                                $0.00               $0.00               $0.00               $0.00
     Loans Transferred Out                               $0.00               $0.00               $0.00               $0.00
     Principal Losses                                    $0.00               $0.00               $0.00               $0.00
     Other Principal Adjustments                         $0.00               $0.00               $0.00               $0.00
     Principal Distributed                      $13,888,374.25      $13,828,265.96               $0.00          $23,006.99
     Principal Allocation Factor                    0.02868940          0.03658271          0.00000000          0.00084153
     Scheduled Interest                          $2,079,463.17       $1,357,936.20         $215,110.00         $157,847.31
     Scheduled Interest Allocation Factor           0.00429558          0.00359242          0.00583333          0.00577359
     Interest Adjustment                                 $0.26               $0.17               $0.03               $0.02
     Interest Adjustment Allocation Factor          0.00000000          0.00000000          0.00000000          0.00000000
     Net Interest Distributed                    $2,079,463.43       $1,357,936.37         $215,110.03         $157,847.33
     Distributed Allocation Factor                  0.00429558          0.00359242          0.00583333          0.00577359
       Other Distribution                                $0.00               $0.00               $0.00               $0.00
       Other Distribution Allocation Factor         0.00000000          0.00000000          0.00000000          0.00000000
       Ending Total Distribution                $15,967,837.68      $15,186,202.33         $215,110.03         $180,854.32
       Ending Principal Balance                $324,243,237.24     $218,960,797.36      $36,876,000.00      $27,036,531.71
       Principal Balance Trading Factor             0.66979361          0.57926137          1.00000000          0.98891620

     Class                                      I-X-1               I-P               I-B-1               I-B-2
     Weighted Average Pass Through Rate              7.000%                                  7.000%              7.000%
Original Principal Balance                           $0.00         $514,812.80      $11,376,214.00       $4,356,848.00
Beginning Principal Balance                          $0.00         $466,887.14      $11,259,695.68       $4,312,223.98
     Loans Transferred In                            $0.00               $0.00               $0.00               $0.00
     Loans Transferred Out                           $0.00               $0.00               $0.00               $0.00
     Principal Losses                                $0.00               $0.00               $0.00               $0.00
     Other Principal Adjustments                     $0.00               $0.00               $0.00               $0.00
     Principal Distributed                           $0.00           $2,292.53           $9,573.40           $3,666.41
     Principal Allocation Factor                0.00000000          0.00445313          0.00084153          0.00084153
     Scheduled Interest                        $109,752.36               $0.00          $65,681.56          $25,154.64
     Scheduled Interest Allocation Factor       0.00000000          0.00000000          0.00577359          0.00577359
     Interest Adjustment                             $0.01               $0.00               $0.01               $0.00
     Interest Adjustment Allocation Factor      0.00000000          0.00000000          0.00000000          0.00000000
     Net Interest Distributed                  $109,752.37               $0.00          $65,681.57          $25,154.64
     Distributed Allocation Factor              0.00000000          0.00000000          0.00577359          0.00577359
       Other Distribution                            $0.00               $0.00               $0.00               $0.00
       Other Distribution Allocation Factor     0.00000000          0.00000000          0.00000000          0.00000000
       Ending Total Distribution               $109,752.37           $2,292.53          $75,254.97          $28,821.05
       Ending Principal Balance                      $0.00         $464,594.61      $11,250,122.28       $4,308,557.57
       Principal Balance Trading Factor         0.00000000          0.90245349          0.98891620          0.98891620

     Class                                      I-B-3               I-B-4               I-B-5               I-B-6
     Weighted Average Pass Through Rate                 7.000%              7.000%              7.000%              7.000%
Original Principal Balance                      $1,936,377.00       $1,694,329.00       $1,210,235.00       $1,210,238.56
Beginning Principal Balance                     $1,916,544.08       $1,676,975.20       $1,197,839.45       $1,197,842.98
     Loans Transferred In                               $0.00               $0.00               $0.00               $0.00
     Loans Transferred Out                              $0.00               $0.00               $0.00               $0.00
     Principal Losses                                   $0.00               $0.00               $0.00               $0.00
     Other Principal Adjustments                        $0.00               $0.00               $0.00               $0.00
     Principal Distributed                          $1,629.51           $1,425.82           $1,018.45           $1,018.45
     Principal Allocation Factor                   0.00084153          0.00084152          0.00084153          0.00084153
     Scheduled Interest                            $11,179.84           $9,782.36           $6,987.40           $6,987.42
     Scheduled Interest Allocation Factor          0.00577359          0.00577359          0.00577359          0.00577359
     Interest Adjustment                                $0.00               $0.00               $0.00               $0.00
     Interest Adjustment Allocation Factor         0.00000000          0.00000000          0.00000000          0.00000000
     Net Interest Distributed                      $11,179.84           $9,782.36           $6,987.40           $6,987.42
     Distributed Allocation Factor                 0.00577359          0.00577359          0.00577359          0.00577359
       Other Distribution                               $0.00               $0.00               $0.00               $0.00
       Other Distribution Allocation Factor        0.00000000          0.00000000          0.00000000          0.00000000
       Ending Total Distribution                   $12,809.35          $11,208.18           $8,005.85           $8,005.87
       Ending Principal Balance                 $1,914,914.57       $1,675,549.38       $1,196,821.00       $1,196,824.53
       Principal Balance Trading Factor            0.98891619          0.98891619          0.98891620          0.98891621

                                                                                  Receives cashflows
                                                                                      from Group I
     Class                                    Group I R                                 II-A-1-5         R             Group I R
     Weighted Average Pass Through Rate                                                        7.000%         7.000%
Original Principal Balance                        $100.00                             $19,579,540.00        $100.00        $100.00
Beginning Principal Balance                         $0.00                             $19,379,000.96          $0.00          $0.00
     Loans Transferred In                           $0.00                                      $0.00          $0.00          $0.00
     Loans Transferred Out                          $0.00                                      $0.00          $0.00          $0.00
     Principal Losses                               $0.00                                      $0.00          $0.00          $0.00
     Other Principal Adjustments                    $0.00  Class X-1 Notional Amt              $0.00          $0.00          $0.00
     Principal Distributed                          $0.00  ----------------------         $16,476.73          $0.00          $0.00
     Principal Allocation Factor               0.00000000      $18,814,690.86             0.00084153     0.00000000     0.00000000
     Scheduled Interest                            ($0.09)                               $113,044.17         $20.13         ($0.09)
     Scheduled Interest Allocation Factor     -0.00090000                                 0.00577359     0.20130000    -0.00090000
     Interest Adjustment                            $0.01                                      $0.01          $0.05          $0.01
     Interest Adjustment Allocation Factor     0.00010000                                 0.00000000     0.00050000     0.00010000
     Net Interest Distributed                      ($0.08)                               $113,044.18         $20.18         ($0.08)
     Distributed Allocation Factor            -0.00080000                                 0.00577359     0.20180000    -0.00080000
       Other Distribution                           $0.00                                      $0.00          $0.00          $0.00
       Other Distribution Allocation Factor    0.00000000                                 0.00000000     0.00000000     0.00000000
       Ending Total Distribution                   ($0.08)                               $129,520.91         $20.18         ($0.08)
       Ending Principal Balance                     $0.00                             $19,362,524.23          $0.00          $0.00
       Principal Balance Trading Factor        0.00000000                                 0.98891620     0.00000000     0.00000000

     Class                                  Group II R       Group III R      Group IV R
     Weighted Average Pass Through Rate
Original Principal Balance                           $0.00            $0.00            $0.00
Beginning Principal Balance                          $0.00            $0.00            $0.00
     Loans Transferred In                            $0.00            $0.00            $0.00
     Loans Transferred Out                           $0.00            $0.00            $0.00
     Principal Losses                                $0.00            $0.00            $0.00
     Other Principal Adjustments                     $0.00            $0.00            $0.00
     Principal Distributed                           $0.00            $0.00            $0.00
     Principal Allocation Factor                0.00000000       0.00000000       0.00000000
     Scheduled Interest                             $19.66            $0.59           ($0.03)
     Scheduled Interest Allocation Factor       0.00000000       0.00000000       0.00000000
     Interest Adjustment                             $0.01            $0.02            $0.01
     Interest Adjustment Allocation Factor      0.00000000       0.00000000       0.00000000
     Net Interest Distributed                       $19.67            $0.61           ($0.02)
     Distributed Allocation Factor              0.00000000       0.00000000       0.00000000
       Other Distribution                            $0.00            $0.00            $0.00
       Other Distribution Allocation Factor     0.00000000       0.00000000       0.00000000
       Ending Total Distribution                    $19.67            $0.61           ($0.02)
       Ending Principal Balance                      $0.00            $0.00            $0.00
       Principal Balance Trading Factor         0.00000000       0.00000000       0.00000000

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  February 1999               Distribution Date: March 25, 1999
Series: 1998-1 Group I Pool 1406
Mortgage Trust

     Class                                     Portfolio            I-A-1-L              I-A-2-L             I-A-3-L
     Weighted Average Pass Through Rate                 7.3798%              7.000%              7.000%              7.000%
Original Principal Balance                     $484,094,252.36     $378,000,000.00      $36,876,000.00      $27,339,558.00
Beginning Principal Balance                    $338,131,611.49     $232,789,063.32      $36,876,000.00      $27,059,538.70
     Loans Transferred In                                $0.00               $0.00               $0.00               $0.00
     Loans Transferred Out                               $0.00               $0.00               $0.00               $0.00
     Principal Losses                                    $0.00               $0.00               $0.00               $0.00
     Other Principal Adjustments                         $0.00               $0.00               $0.00               $0.00
     Principal Distributed                      $13,888,374.25      $13,828,265.96               $0.00          $23,006.99
     Principal Allocation Factor                    0.02868940          0.03658271          0.00000000          0.00084153
     Scheduled Interest                          $2,079,463.17       $1,357,936.20         $215,110.00         $157,847.31
     Scheduled Interest Allocation Factor           0.00429558          0.00359242          0.00583333          0.00577359
     Interest Adjustment                                 $0.26               $0.17               $0.03               $0.02
     Interest Adjustment Allocation Factor          0.00000000          0.00000000          0.00000000          0.00000000
     Net Interest Distributed                    $2,079,463.43       $1,357,936.37         $215,110.03         $157,847.33
     Distributed Allocation Factor                  0.00429558          0.00359242          0.00583333          0.00577359
       Other Distribution                                $0.00               $0.00               $0.00               $0.00
       Other Distribution Allocation Factor         0.00000000          0.00000000          0.00000000          0.00000000
       Ending Total Distribution                $15,967,837.68      $15,186,202.33         $215,110.03         $180,854.32
       Ending Principal Balance                $324,243,237.24     $218,960,797.36      $36,876,000.00      $27,036,531.71
       Principal Balance Trading Factor             0.66979361          0.57926137          1.00000000          0.98891620

     Class                                      I-X-1-L        I-P-L          I-B-1-L           I-B-2-L
     Weighted Average Pass Through Rate              7.000%                           7.000%           7.000%
Original Principal Balance                           $0.00    $514,812.80    $11,376,214.00    $4,356,848.00
Beginning Principal Balance                          $0.00    $466,887.14    $11,259,695.68    $4,312,223.98
     Loans Transferred In                            $0.00          $0.00             $0.00            $0.00
     Loans Transferred Out                           $0.00          $0.00             $0.00            $0.00
     Principal Losses                                $0.00          $0.00             $0.00            $0.00
     Other Principal Adjustments                     $0.00          $0.00             $0.00            $0.00
     Principal Distributed                           $0.00      $2,292.53         $9,573.40        $3,666.41
     Principal Allocation Factor                0.00000000     0.00445313        0.00084153       0.00084153
     Scheduled Interest                        $109,752.36          $0.00        $65,681.56       $25,154.64
     Scheduled Interest Allocation Factor       0.00000000     0.00000000        0.00577359       0.00577359
     Interest Adjustment                             $0.01          $0.00             $0.01            $0.00
     Interest Adjustment Allocation Factor      0.00000000     0.00000000        0.00000000       0.00000000
     Net Interest Distributed                  $109,752.37          $0.00        $65,681.57       $25,154.64
     Distributed Allocation Factor              0.00000000     0.00000000        0.00577359       0.00577359
       Other Distribution                            $0.00          $0.00             $0.00            $0.00
       Other Distribution Allocation Factor     0.00000000     0.00000000        0.00000000       0.00000000
       Ending Total Distribution               $109,752.37      $2,292.53        $75,254.97       $28,821.05
       Ending Principal Balance                      $0.00    $464,594.61    $11,250,122.28    $4,308,557.57
       Principal Balance Trading Factor         0.00000000     0.90245349        0.98891620       0.98891620

     Class                                   I-B-3-L             I-B-4-L             I-B-5-L             I-B-6-L
     Weighted Average Pass Through Rate              7.000%              7.000%              7.000%              7.000%
Original Principal Balance                   $1,936,377.00       $1,694,329.00       $1,210,235.00       $1,210,238.56
Beginning Principal Balance                  $1,916,544.08       $1,676,975.20       $1,197,839.45       $1,197,842.98
     Loans Transferred In                            $0.00               $0.00               $0.00               $0.00
     Loans Transferred Out                           $0.00               $0.00               $0.00               $0.00
     Principal Losses                                $0.00               $0.00               $0.00               $0.00
     Other Principal Adjustments                     $0.00               $0.00               $0.00               $0.00
     Principal Distributed                       $1,629.51           $1,425.82           $1,018.45           $1,018.45
     Principal Allocation Factor                0.00084153          0.00084152          0.00084153          0.00084153
     Scheduled Interest                         $11,179.84           $9,782.36           $6,987.40           $6,987.42
     Scheduled Interest Allocation Factor       0.00577359          0.00577359          0.00577359          0.00577359
     Interest Adjustment                             $0.00               $0.00               $0.00               $0.00
     Interest Adjustment Allocation Factor      0.00000000          0.00000000          0.00000000          0.00000000
     Net Interest Distributed                   $11,179.84           $9,782.36           $6,987.40           $6,987.42
     Distributed Allocation Factor              0.00577359          0.00577359          0.00577359          0.00577359
       Other Distribution                            $0.00               $0.00               $0.00               $0.00
       Other Distribution Allocation Factor     0.00000000          0.00000000          0.00000000          0.00000000
       Ending Total Distribution                $12,809.35          $11,208.18           $8,005.85           $8,005.87
       Ending Principal Balance              $1,914,914.57       $1,675,549.38       $1,196,821.00       $1,196,824.53
       Principal Balance Trading Factor         0.98891619          0.98891619          0.98891620          0.98891621

     Class                                      R-L                                 II-A-1-5-L
     Weighted Average Pass Through Rate              7.000%                                  7.000%
Original Principal Balance                         $100.00                          $19,579,540.00
Beginning Principal Balance                          $0.00                          $19,379,000.96
     Loans Transferred In                            $0.00                                   $0.00
     Loans Transferred Out                           $0.00                                   $0.00
     Principal Losses                                $0.00                                   $0.00
     Other Principal Adjustments                     $0.00  Class X-1 Notional Amt           $0.00
     Principal Distributed                           $0.00  ----------------------      $16,476.73
     Principal Allocation Factor                0.00000000       $18,814,690.86         0.00084153
     Scheduled Interest                             ($0.09)                            $113,044.17
     Scheduled Interest Allocation Factor      -0.00090000                              0.00577359
     Interest Adjustment                             $0.01                                   $0.01
     Interest Adjustment Allocation Factor      0.00010000                              0.00000000
     Net Interest Distributed                       ($0.08)                            $113,044.18
     Distributed Allocation Factor             -0.00080000                              0.00577359
       Other Distribution                            $0.00                                   $0.00
       Other Distribution Allocation Factor     0.00000000                              0.00000000
       Ending Total Distribution                    ($0.08)                            $129,520.91
       Ending Principal Balance                      $0.00                          $19,362,524.23
       Principal Balance Trading Factor         0.00000000                              0.98891620

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT
                        SERIES: 1998 - 1 Group II (1407)

PROCESSING MONTH:  02/1999
                                       INDY MAC WEIGHTED AVERAGE PC RATE: 0.0000
SERIES:  1998 - 1 Group II (1407)           PNC WEIGHTED AVERAGE PC RATE: 7.5326
                                                WEIGHTED AVERAGE PC RATE: 7.5326
--------------------------------------------------------------------------------

ISSUE DATE: 01/01/1998
CERTIFICATE BALANCE AT ISSUE: $207,436,432.22

                                            ---------------------------------------------------------------------------------------
                                                      INDY MAC PORTION                           PNC PORTION

                                                        CERTIFICATE                                CERTIFICATE
                                            TOTAL       ACCOUNT       CERTIFICATE       TOTAL      ACCOUNT          CERTIFICATE
                                            NUMBER OF   ACTIVITY      BALANCE           NUMBER OF  ACTIVITY         BALANCE
                                            MORTGAGES   (@ PC RATE)   OUTSTANDING       MORTGAGES  (@ PC RATE)      OUTSTANDING
                                            ---------------------------------------------------------------------------------------
BALANCES FROM LAST FISCAL MONTH-END:           0                      $0.00              372                        $136,730,732.89
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current
   Month                                                $0.00                                        $111,056.32
 Unscheduled Principal Collection/Reversals             $0.00                                        ($83,404.92)
 Liquidations-in-full                          0        $0.00                            23        $8,145,769.40
 Principal Balance Sales Adjustments                                                                       $0.00
 Net Principal Distributed                              $0.00         $0.00                        $8,173,420.80     ($8,173,420.80)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                  $0.00                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:              0                      $0.00              349                        $128,557,312.09

SCHEDULED INTEREST AT MORTGAGE RATE:                    $0.00                                        $890,977.50

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals             $0.00                                             $63.25
 Interest Sales Adjustments                             $0.00                                              $0.00
 Interest Accrual Adjustment                            $0.00                                              $0.00
 Interest Uncollected on Liquidation                    $0.00                                              $0.00
 Interest Uncollected on Non-Earning Assets             $0.00                                              $0.00
 Net Unscheduled Interest Distributed                   $0.00                                             $63.25

OTHER:
 Loan Conversion Fees                                   $0.00                                              $0.00
 Expense Reimbursements                                 $0.00                                              $0.00
 Gain on Liquidations                                   $0.00                                              $0.00
 Hazard Insurance Premium Refunds                       $0.00                                              $0.00
 Net Other Distributions                                $0.00                                              $0.00

SCHEDULED SERVICING FEE EXPENSES:                       $0.00                                         $33,071.42

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/
   Reversals                                            $0.00                                              $2.19
 Servicing Fees Sales Adjustments                       $0.00                                              $0.00
 Servicing Fees Accrual Adjustments                     $0.00                                              $0.00
 Servicing Fees Uncollected on Liquidation              $0.00                                              $0.00
 Servicing Fees Uncollected/Non-Earning
   Assets                                               $0.00                                              $0.00
 Net Unscheduled Service Fees Distributed               $0.00                                              $2.19

MISCELLANEOUS EXPENSES:                                 $0.00                                              $0.00

NET FUNDS DISTRIBUTED:                                  $0.00                                      $9,031,387.94
                                            ---------------------------------------------------------------------------------------

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998 - 1 Group II (1407)            PNC WEIGHTED AVERAGE PC RATE: 7.5326

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------

       LOAN COUNT OF         AGGREGATE LOSS
      INCURRED LOSSES            AMOUNT
      ---------------            ------
             0                   $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
   PRINCIPAL      SCHEDULED      INTEREST   NET INTEREST             TOTAL
  DISTRIBUTION   INTEREST DUE   ADJUSTMENT  DISTRUBUTION   OTHER  DISTRIBUTION
--------------   ------------   ----------  ------------   -----  ------------
$8,173,420.80    $857,906.08      $61.06    $857,967.14    $0.00  $9,031,387.94
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE RESERVES          COMBINED       INDY MAC      PNC     INDY MAC    PNC      INDY MAC       PNC           COMBINED

                            ORIGINAL      CLAIMS IN   CLAIMS IN   CLAIMS   CLAIMS                                 COVERAGE
INSURANCE TYPE               BALANCE      PROGRESS    PROGRESS     PAID     PAID    ADJUSTMENTS   ADJUSTMENTS     REMAINING
MPI                               $0.00     $0.00      $0.00       $0.00    $0.00      $0.00         $0.00              $0.00

SPECIAL HAZARD            $4,036,105.00     $0.00      $0.00       $0.00    $0.00      $0.00         $0.00      $4,036,105.00

BANKRUPTCY BOND
SINGLE-UNITS                $100,000.00     $0.00      $0.00       $0.00    $0.00      $0.00         $0.00        $100,000.00
MULTI-UNITS                       $0.00     $0.00      $0.00       $0.00    $0.00      $0.00         $0.00              $0.00

MORTGAGE REPURCHASE       $4,148,729.00     $0.00      $0.00       $0.00    $0.00      $0.00         $0.00      $4,148,729.00
-----------------------------------------------------------------------------------------------------------------------------------

DELINQUENT INSTALLMENTS

-----------------------------------------------------------------------------------------------------------------------------------
   ONE (PNC PORTION)                            TWO (PNC PORTION)                        THREE (PNC PORTION)

 COUNT   PRIN BALANCE                           COUNT   PRIN BALANCE                     COUNT   PRIN BALANCE
4          $950,823.73                            1     $613,455.81                      0              $0.00

                        FORECLOSURE (PNC PORTION)                   REO (PNC PORTION)

                           COUNT   PRIN BALANCE                      COUNT   PRIN BALANCE
                             0            $0.00                        0            $0.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
ONE (INDY MAC PORTION)                          TWO (INDY MAC PORTION)                    THREE (INDY MAC PORTION )

 COUNT   PRIN BALANCE                           COUNT   PRIN BALANCE                      COUNT  PRIN BALANCE
0          $0.00                                  0     $0.00                            0              $0.00

                        FORECLOSURE (INDY MAC PORTION )             ACQUIRED (INDY MAC PORTION )

                           COUNT   PRIN BALANCE                      COUNT   PRIN BALANCE
                             0            $0.00                        0            $0.00
-----------------------------------------------------------------------------------------------------------------------------------

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES:  1998 - 1 Group II (1407)               WEIGHTED AVERAGE PC RATE: 7.5326
--------------------------------------------------------------------------------

ISSUE DATE: 01/01/1998
CERTIFICATE BALANCE AT ISSUE: $207,436,432.22

                                                                    CERTIFICATE
                                                   TOTAL            ACCOUNT           CERTIFICATE
                                                   NUMBER OF        ACTIVITY          BALANCE
                                                   MORTGAGES        (@ PC RATE)       OUTSTANDING
                                                   ---------        -----------       -----------
BALANCES FROM LAST FISCAL MONTH-END:                372                               $136,730,732.89
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                     $111,056.32
 Unscheduled Principal Collection/Reversals                          ($83,404.92)
 Liquidations-in-full                               23             $8,145,769.40
 Principal Balance Sales Adjustments                                       $0.00
 Net Principal Distributed                                         $8,173,420.80       ($8,173,420.80)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                            $0.00

BALANCE CURRENT FISCAL MONTH-END:                   349                               $128,557,312.09

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $890,977.50

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                               $63.25
 Interest Sales Adjustments                                                $0.00
 Interest Accrual Adjustment                                               $0.00
 Interest Uncollected on Liquidation                                       $0.00
 Interest Uncollected on Non-Earning Assets                                $0.00
 Net Unscheduled Interest Distributed                                     $63.25

OTHER:
 Loan Conversion Fees                                                      $0.00
 Expense Reimbursements                                                    $0.00
 Gain on Liquidations                                                      $0.00
 Hazard Insurance Premium Refunds                                          $0.00
 Net Other Distributions                                                   $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $33,071.42

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                             $2.19
 Servicing Fees Sales Adjustments                                          $0.00
 Servicing Fees Accrual Adjustments                                        $0.00
 Servicing Fees Uncollected on Liquidation                                 $0.00
 Servicing Fees Uncollected/Non-Earning Assets                             $0.00
 Net Unscheduled Service Fees Distributed                                  $2.19

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $9,031,387.94

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998 - 1 Group II (1407)            PNC WEIGHTED AVERAGE PC RATE: 7.5326
--------------------------------------------------------------------------------

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
       LOAN COUNT OF       AGGREGATE LOSS
      INCURRED LOSSES          AMOUNT
      ---------------          ------
             0                 $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
   PRINCIPAL      SCHEDULED      INTEREST   NET INTEREST             TOTAL
  DISTRIBUTION   INTEREST DUE   ADJUSTMENT  DISTRUBUTION   OTHER  DISTRIBUTION
--------------   ------------   ----------  ------------   -----  ------------
$8,173,420.80    $857,906.08      $61.06    $857,967.14    $0.00  $9,031,387.94
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                          ORIGINAL   CLAIMS IN   CLAIMS                      COVERAGE
INSURANCE TYPE             BALANCE    PROGRESS     PAID   ADJUSTMENTS       REMAINING
MPI                          $0.00       $0.00    $0.00         $0.00           $0.00

SPECIAL HAZARD       $4,036,105.00       $0.00    $0.00         $0.00   $4,036,105.00

BANKRUPTCY BOND
SINGLE-UNITS           $100,000.00       $0.00    $0.00         $0.00     $100,000.00
MULTI-UNITS                  $0.00       $0.00    $0.00         $0.00           $0.00

MORTGAGE REPURCHASE  $4,148,729.00       $0.00    $0.00         $0.00   $4,148,729.00

DELINQUENT INSTALLMENTS

     ONE                                TWO                    THREE

COUNT    PRIN BALANCE                 COUNT   PRIN BALANCE  COUNT   PRIN BALANCE
4       $950,823.73                     1        $613,455.81  0            $0.00

                     IN FORECLOSURE                         ACQUIRED

                      COUNT   PRIN BALANCE                  COUNT   PRIN BALANCE
                        0            $0.00                    0            $0.00

The Group II-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group II Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated January 28, 1998, pursuant to which certain of the Group II Certificates were offered.

The Class Principal Balances of the Class II-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

                        CLASS              CLASS PRINCIPAL BALANCE
                        II-B-1                  $3,225,517.57
                        II-B-2                   $716,781.26
                        II-B-3                   $430,068.56
                        II-B-4                   $358,390.64
                        II-B-5                   $358,390.64
                        II-B-6                   $286,716.22

                        Total                  $5,375,864.89

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $4,036,105.00, $100,000.00, $4,148,729.00 respectively. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998 - 1 Group II (1407)

                                               Pass Through
Interest Rate        Interest Rate   Net Rate      Rate       Remaining Term   Principal Balance   Number Of Loans
------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999             7.3258     7.0758        7.0325          356.051       $2,257,094.12                17
7.5000 - 7.9999             7.7905     7.5405        7.4963          356.335      $35,980,231.47               288
8.0000 - 8.4999             8.2116     7.9618        7.9175          354.906     $142,757,992.63              1203
8.5000 - 8.9999             8.6518     8.4020        8.3592          352.803     $124,260,937.57              1193
9.0000 - 9.4999             9.0432     8.7932        8.7491          352.553      $14,455,150.25               156
9.5000 - 9.9999             9.5588     9.3088        9.2629          353.756         $492,059.01                 6
10.0000-10.4999
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000- 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 -19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                 8.3685     8.1186        8.0749          354.151     $320,203,465.05              2863

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  February 1999               Distribution Date: March 25, 1999
Series: 1998-1 Group II  Pool 1407
Certificate Trust

     Class                                     Portfolio           II-A-1               II-A-2              II-A-3
     Weighted Average Pass Through Rate                 7.5291%            7.9196%           6.950%                  7.150%
Original Principal Balance                     $207,436,432.22     $56,339,286.04            $0.00          $14,650,000.00
Beginning Principal Balance                    $136,730,732.58     $46,075,227.26            $0.00                   $0.00
     Loans Transferred In                                $0.00              $0.00            $0.00                   $0.00
     Loans Transferred Out                               $0.00              $0.00            $0.00                   $0.00
     Principal Losses                                    $0.00              $0.00            $0.00                   $0.00
     Other Principal Adjustments                         $0.00              $0.00            $0.00                   $0.00
     Principal Distributed                       $8,173,420.80      $7,473,475.03            $0.00                   $0.00
     Principal Allocation Factor                    0.03940205         0.13265122       0.00000000              0.00000000
     Scheduled Interest                            $857,906.08        $304,075.41       $13,311.90                   $0.00
     Scheduled Interest Allocation Factor           0.00413575         0.00539722       0.00000000              0.00000000
     Interest Adjustment                                $61.06              $4.73            $1.35                   $0.00
     Interest Adjustment Allocation Factor          0.00000029         0.00000008       0.00000000              0.00000000
     Net Interest Distributed                      $857,967.14        $304,080.14       $13,313.25                   $0.00
     Distributed Allocation Factor                  0.00413605         0.00539730       0.00000000              0.00000000
       Other Distribution                                $0.00              $0.00            $0.00                   $0.00
       Other Distribution Allocation Factor         0.00000000         0.00000000       0.00000000              0.00000000
       Ending Total Distribution                 $9,031,387.94      $7,777,555.17       $13,313.25                   $0.00
       Ending Principal Balance                $128,557,311.78     $38,601,752.23            $0.00                   $0.00
       Principal Balance Trading Factor             0.61974317         0.68516580       0.00000000              0.00000000

     Class                                     II-A-4               II-A-5              II-A-6                II-A-7
     Weighted Average Pass Through Rate                 7.150%              6.750%              6.500%              7.150%
Original Principal Balance                     $31,213,733.00      $10,630,000.00      $21,969,000.00       $8,500,000.00
Beginning Principal Balance                             $0.00       $4,658,415.58      $21,969,000.00               $0.00
     Loans Transferred In                               $0.00               $0.00               $0.00               $0.00
     Loans Transferred Out                              $0.00               $0.00               $0.00               $0.00
     Principal Losses                                   $0.00               $0.00               $0.00               $0.00
     Other Principal Adjustments                        $0.00               $0.00               $0.00               $0.00
     Principal Distributed                              $0.00         $691,188.15               $0.00               $0.00
     Principal Allocation Factor                   0.00000000          0.06502240          0.00000000          0.00000000
     Scheduled Interest                                 $0.00          $26,203.59         $118,998.75               $0.00
     Scheduled Interest Allocation Factor          0.00000000          0.00246506          0.00541667          0.00000000
     Interest Adjustment                                $0.00               $2.66              $12.10               $0.00
     Interest Adjustment Allocation Factor         0.00000000          0.00000025          0.00000055          0.00000000
     Net Interest Distributed                           $0.00          $26,206.25         $119,010.85               $0.00
     Distributed Allocation Factor                 0.00000000          0.00246531          0.00541722          0.00000000
       Other Distribution                               $0.00               $0.00               $0.00               $0.00
       Other Distribution Allocation Factor        0.00000000          0.00000000          0.00000000          0.00000000
       Ending Total Distribution                        $0.00         $717,394.40         $119,010.85               $0.00
       Ending Principal Balance                         $0.00       $3,967,227.43      $21,969,000.00               $0.00
       Principal Balance Trading Factor            0.00000000          0.37321048          1.00000000          0.00000000

     Class                                     II-A-8
     Weighted Average Pass Through Rate                6.500%
Original Principal Balance                     $3,472,000.00
Beginning Principal Balance                    $3,472,000.00
     Loans Transferred In                              $0.00
     Loans Transferred Out                             $0.00
     Principal Losses                                  $0.00
     Other Principal Adjustments                       $0.00
     Principal Distributed                             $0.00
     Principal Allocation Factor                  0.00000000
     Scheduled Interest                           $18,806.67
     Scheduled Interest Allocation Factor         0.00541667
     Interest Adjustment                               $1.91
     Interest Adjustment Allocation Factor        0.00000055
     Net Interest Distributed                     $18,808.58
     Distributed Allocation Factor                0.00541722
       Other Distribution                              $0.00
       Other Distribution Allocation Factor       0.00000000
       Ending Total Distribution                  $18,808.58
       Ending Principal Balance                $3,472,000.00
       Principal Balance Trading Factor           1.00000000

                                               Distribution Date: March 25, 1999

     Class                                    II-A-9            II-A-10         II-A-11       II-X           II-B-1
     Weighted Average Pass Through Rate               6.500%           6.500%        6.750%        7.000%           7.000%
Original Principal Balance                   $46,123,000.00    $3,649,000.00         $0.00         $0.00    $5,704,501.00
Beginning Principal Balance                  $46,123,000.00    $3,649,000.00         $0.00         $0.00    $5,648,807.74
     Loans Transferred In                             $0.00            $0.00         $0.00         $0.00            $0.00
     Loans Transferred Out                            $0.00            $0.00         $0.00         $0.00            $0.00
     Principal Losses                                 $0.00            $0.00         $0.00         $0.00            $0.00
     Other Principal Adjustments                      $0.00            $0.00         $0.00         $0.00            $0.00
     Principal Distributed                            $0.00            $0.00         $0.00         $0.00        $4,587.32
     Principal Allocation Factor                 0.00000000       0.00000000    0.00000000    0.00000000       0.00080416
     Scheduled Interest                         $249,832.92       $19,765.42    $15,669.38    $28,315.20       $32,951.38
     Scheduled Interest Allocation Factor        0.00541667       0.00541667    0.00000000    0.00000000       0.00577638
     Interest Adjustment                             $25.41            $2.01         $1.59         $2.88            $3.35
     Interest Adjustment Allocation Factor       0.00000055       0.00000055    0.00000000    0.00000000       0.00000059
     Net Interest Distributed                   $249,858.33       $19,767.43    $15,670.97    $28,318.08       $32,954.73
     Distributed Allocation Factor               0.00541722       0.00541722    0.00000000    0.00000000       0.00577697
       Other Distribution                             $0.00            $0.00         $0.00         $0.00            $0.00
       Other Distribution Allocation Factor      0.00000000       0.00000000    0.00000000    0.00000000       0.00000000
       Ending Total Distribution                $249,858.33       $19,767.43    $15,670.97    $28,318.08       $37,542.05
       Ending Principal Balance              $46,123,000.00    $3,649,000.00         $0.00         $0.00    $5,644,220.42
       Principal Balance Trading Factor          1.00000000       1.00000000    0.00000000    0.00000000       0.98943280

     Class                                    II-B-2          II-B-3           II-B-4         II-B-5        II-B-6       Group II R
     Weighted Average Pass Through Rate              7.000%          7.000%         7.000%         7.000%        7.000%
Original Principal Balance                   $2,074,364.00   $1,140,900.00    $726,027.00    $622,309.00   $622,312.18         $0.00
Beginning Principal Balance                  $2,054,111.91   $1,129,761.37    $718,938.77    $616,233.39   $616,236.56         $0.00
     Loans Transferred In                            $0.00           $0.00          $0.00          $0.00         $0.00         $0.00
     Loans Transferred Out                           $0.00           $0.00          $0.00          $0.00         $0.00         $0.00
     Principal Losses                                $0.00           $0.00          $0.00          $0.00         $0.00         $0.00
     Other Principal Adjustments                     $0.00           $0.00          $0.00          $0.00         $0.00         $0.00
     Principal Distributed                       $1,668.12         $917.46        $583.84        $500.44       $500.44         $0.00
     Principal Allocation Factor                0.00080416      0.00080415     0.00080416     0.00080417    0.00080416    0.00000000
     Scheduled Interest                         $11,982.32       $6,590.27      $4,193.81      $3,594.69     $3,594.71        $19.66
     Scheduled Interest Allocation Factor       0.00577638      0.00577638     0.00577638     0.00577637    0.00577638   0.000000000
     Interest Adjustment                             $1.22           $0.67          $0.43          $0.37         $0.37         $0.01
     Interest Adjustment Allocation Factor      0.00000059      0.00000059     0.00000059     0.00000059    0.00000059    0.00000000
     Net Interest Distributed                   $11,983.54       $6,590.94      $4,194.24      $3,595.06     $3,595.08        $19.67
     Distributed Allocation Factor              0.00577697      0.00577697     0.00577698     0.00577697    0.00577697    0.00000000
       Other Distribution                            $0.00           $0.00          $0.00          $0.00         $0.00         $0.00
       Other Distribution Allocation Factor     0.00000000      0.00000000     0.00000000     0.00000000    0.00000000    0.00000000
       Ending Total Distribution                $13,651.66       $7,508.40      $4,778.08      $4,095.50     $4,095.52        $19.67
       Ending Principal Balance              $2,052,443.79   $1,128,843.91    $718,354.93    $615,732.95   $615,736.12         $0.00
       Principal Balance Trading Factor         0.98943280      0.98943282     0.98943280     0.98943282    0.98943286    0.00000000

                                               Distribution Date: March 25, 1999

     Class                                                           II-A-1           II-A-1-1          II-A-1-2        II-A-1-3
     Weighted Average Pass Through Rate                                    7.9196%                             7.150%        7.150%
Original Principal Balance                                         $56,339,286.04    $4,118,716.00    $52,000,000.00         $0.00
Beginning Principal Balance                                        $46,075,227.26    $2,637,690.52    $43,220,800.05         $0.00
     Loans Transferred In                                                   $0.00            $0.00             $0.00         $0.00
     Loans Transferred Out                                                  $0.00            $0.00             $0.00         $0.00
     Principal Losses                                                       $0.00            $0.00             $0.00         $0.00
     Other Principal Adjustments             II-X Notional Amt              $0.00            $0.00             $0.00         $0.00
     Principal Distributed                                          $7,473,475.03      $170,958.86     $7,286,891.58         $0.00
     Principal Allocation Factor                $4,854,034.14          0.13265122       0.04150780        0.14013253    0.00000000
     Scheduled Interest                                               $304,075.41            $0.00       $257,523.93    $13,311.90
     Scheduled Interest Allocation Factor    II-A-2 Notional Amt       0.00539722       0.00000000        0.00495238    0.00000000
     Interest Adjustment                                                    $4.73            $0.00             $0.00         $1.35
     Interest Adjustment Allocation Factor      $2,298,458.00          0.00000008       0.00000000        0.00000000    0.00000000
     Net Interest Distributed                                         $304,080.14            $0.00       $257,523.93    $13,313.25
     Distributed Allocation Factor           II-A-11 Notional Amt      0.00539730       0.00000000        0.00495238    0.00000000
       Other Distribution                                                   $0.00            $0.00             $0.00         $0.00
       Other Distribution Allocation Factor     $2,785,666.67          0.00000000       0.00000000        0.00000000    0.00000000
       Ending Total Distribution                                    $7,777,555.17      $170,958.86     $7,544,415.51    $13,313.25
       Ending Principal Balance                                    $38,601,752.23    $2,466,731.66    $35,933,908.47         $0.00
       Principal Balance Trading Factor                                0.68516580       0.59890793        0.69103670    0.00000000

Distribution Date: March 25, 1999

                                                                   Receives cashflows
                                                                      from Group I
     Class                                     II-A-1-4                 II-A-1-5*         II-A-1-6
     Weighted Average Pass Through Rate                                         7.000%       7.000%
Original Principal Balance                     $220,570.04             $19,579,540.00        $0.00
Beginning Principal Balance                    $216,736.69             $19,379,000.96        $0.00
     Loans Transferred In                            $0.00                      $0.00        $0.00
     Loans Transferred Out                           $0.00                      $0.00        $0.00
     Principal Losses                                $0.00                      $0.00        $0.00
     Other Principal Adjustments                     $0.00                      $0.00        $0.00  II-A-1-3 Notional Amt
     Principal Distributed                      $15,624.59                 $16,476.73        $0.00
     Principal Allocation Factor                0.07083732                 0.00084153   0.00000000      $2,234,165.47
     Scheduled Interest                              $0.00                $113,044.17   $33,239.58
     Scheduled Interest Allocation Factor       0.00000000                 0.00577359   0.00000000  II-A-1-6 Notional Amt
     Interest Adjustment                             $0.00                      $0.01        $3.38
     Interest Adjustment Allocation Factor      0.00000000                 0.00000000   0.00000000      $5,698,214.00
     Net Interest Distributed                        $0.00                $113,044.18   $33,242.96
     Distributed Allocation Factor             0.00000000                  0.00577359   0.00000000
       Other Distribution                            $0.00                      $0.00        $0.00
       Other Distribution Allocation Factor     0.00000000                 0.00000000   0.00000000
       Ending Total Distribution                $15,624.59                $129,520.91   $33,242.96
       Ending Principal Balance                $201,112.10             $19,362,524.23        $0.00
       Principal Balance Trading Factor         0.91178340                 0.98891620   0.00000000

II-A-1 does not reflect II-A-1-5
component distributions so that
the mortgage and certificate
balances remain equal within
Groups I and II. However, II-A-1
is entitled to the distibutions
from II-A-1-5 component. See
prospectus page S-9, (5).

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999
                                       INDY MAC WEIGHTED AVERAGE PC RATE: 8.0750
SERIES: 1998 - 1 Group III (1408)           PNC WEIGHTED AVERAGE PC RATE: 7.5679
                                                WEIGHTED AVERAGE PC RATE: 7.5691
--------------------------------------------------------------------------------

ISSUE DATE: 01/01/1998
CERTIFICATE BALANCE AT ISSUE: $128,532,742.83

                                            ---------------------------------------------------------------------------------------
                                                      INDY MAC PORTION                           PNC PORTION

                                                        CERTIFICATE                                CERTIFICATE
                                            TOTAL       ACCOUNT       CERTIFICATE       TOTAL      ACCOUNT          CERTIFICATE
                                            NUMBER OF   ACTIVITY      BALANCE           NUMBER OF  ACTIVITY         BALANCE
                                            MORTGAGES   (@ PC RATE)   OUTSTANDING       MORTGAGES  (@ PC RATE)      OUTSTANDING
                                            ---------------------------------------------------------------------------------------
BALANCES FROM LAST FISCAL MONTH-END:           1                      $220,592.54          867                      $100,468,520.05
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current
   Month                                                  $155.41                                     $95,205.40
 Unscheduled Principal Collection/Reversals                 $0.04                                     $34,522.49
 Liquidations-in-full                          0            $0.00                          23      $3,360,828.36
 Principal Balance Sales Adjustments                        $0.00                                          $0.00
 Net Principal Distributed                                $155.45        ($155.45)                 $3,490,556.25     ($3,490,556.25)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                        $0.00                                             $0.00

BALANCE CURRENT FISCAL MONTH-END:              1                      $220,437.09          844                       $96,977,963.80

SCHEDULED INTEREST AT MORTGAGE RATE:                    $1,539.55                                    $658,157.83

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                 $0.00                                         $10.27
 Interest Sales Adjustments                                 $0.00                                          $0.00
 Interest Accrual Adjustment                                $0.00 Unsched Int Adj                          $0.00
 Interest Uncollected on Liquidation                        $0.00                                          $0.00
 Interest Uncollected on Non-Earning Assets                 $0.00                                          $0.00
 Net Unscheduled Interest Distributed                       $0.00                                         $10.27

OTHER:
 Loan Conversion Fees                                       $0.00                                          $0.00
 Expense Reimbursements                                     $0.00                                          $0.00
 Gain on Liquidations                                       $0.00                                          $0.00
 Hazard Insurance Premium Refunds                           $0.00                                          $0.00
 Net Other Distributions                                    $0.00                                          $0.00
                                                                  Indy Mac Interest Sheet:
SCHEDULED SERVICING FEE EXPENSES:                          $55.15 Serv, Indy Fees, PNC Bd             $24,649.26

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/
   Reversals                                                $0.00                                          $0.28
 Servicing Fees Sales Adjustments                           $0.00                                          $0.00
 Servicing Fees Accrual Adjustments                         $0.00                                          $0.00
 Servicing Fees Uncollected on Liquidation                  $0.00  Unsched Fee Adj                         $0.00
 Servicing Fees Uncollected/Non-Earning
   Assets                                                   $0.00                                          $0.00
 Net Unscheduled Service Fees Distributed                   $0.00                                          $0.28

MISCELLANEOUS EXPENSES:                                     $0.00                                          $0.00

NET FUNDS DISTRIBUTED:                                  $1,639.85                                  $4,124,074.81
                                            ---------------------------------------------------------------------------------------

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998 - 1 Group III (1408)          PNC WEIGHTED AVERAGE PC RATE: 7.5679

--------------------------------------------------------------------------------

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------

       LOAN COUNT OF         AGGREGATE LOSS
      INCURRED LOSSES            AMOUNT
      ---------------            ------
             0                   $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
   PRINCIPAL      SCHEDULED      INTEREST   NET INTEREST             TOTAL
  DISTRIBUTION   INTEREST DUE   ADJUSTMENT  DISTRUBUTION   OTHER  DISTRIBUTION
--------------   ------------   ----------  ------------   -----  ------------
$3,490,711.70    $634,992.97      $9.99     $635,002.96    $0.00  $4,125,714.66
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE RESERVES          COMBINED       INDY MAC      PNC     INDY MAC    PNC      INDY MAC       PNC           COMBINED

                            ORIGINAL      CLAIMS IN   CLAIMS IN   CLAIMS   CLAIMS                                 COVERAGE
INSURANCE TYPE               BALANCE      PROGRESS    PROGRESS     PAID     PAID    ADJUSTMENTS   ADJUSTMENTS     REMAINING
MPI                               $0.00     $0.00      $0.00       $0.00    $0.00      $0.00         $0.00              $0.00

SPECIAL HAZARD            $2,570,010.00     $0.00      $0.00       $0.00    $0.00      $0.00         $0.00      $2,570,010.00

BANKRUPTCY BOND
SINGLE-UNITS                $200,000.00     $0.00      $0.00       $0.00    $0.00      $0.00         $0.00        $200,000.00
MULTI-UNITS                       $0.00     $0.00      $0.00       $0.00    $0.00      $0.00         $0.00              $0.00

MORTGAGE REPURCHASE       $5,141,310.00     $0.00      $0.00       $0.00    $0.00      $0.00         $0.00      $5,141,310.00
-----------------------------------------------------------------------------------------------------------------------------------

DELINQUENT INSTALLMENTS

-----------------------------------------------------------------------------------------------------------------------------------
   ONE (PNC PORTION)                            TWO (PNC PORTION)                        THREE (PNC PORTION)

 COUNT   PRIN BALANCE                           COUNT   PRIN BALANCE                     COUNT   PRIN BALANCE
19         $1,431,140.21                          1     $141,696.25                      1              $81,126.47

                        FORECLOSURE (PNC PORTION)                   REO (PNC PORTION)

                           COUNT   PRIN BALANCE                      COUNT   PRIN BALANCE
                             2            $261,339.64                  0            $0.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
ONE (INDY MAC PORTION)                          TWO (INDY MAC PORTION)                    THREE (INDY MAC PORTION )

 COUNT   PRIN BALANCE                           COUNT   PRIN BALANCE                      COUNT  PRIN BALANCE
0          $0.00                                  0     $0.00                            0              $0.00

                        FORECLOSURE (INDY MAC PORTION )             ACQUIRED (INDY MAC PORTION )

                           COUNT   PRIN BALANCE                      COUNT   PRIN BALANCE
                             0            $0.00                        0            $0.00
-----------------------------------------------------------------------------------------------------------------------------------

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998 - 1 Group III (1408)               WEIGHTED AVERAGE PC RATE: 7.5691
--------------------------------------------------------------------------------

ISSUE DATE: 01/01/1998
CERTIFICATE BALANCE AT ISSUE: $128,532,742.83

                                                                    CERTIFICATE
                                                   TOTAL            ACCOUNT           CERTIFICATE
                                                   NUMBER OF        ACTIVITY          BALANCE
                                                   MORTGAGES        (@ PC RATE)       OUTSTANDING
                                                   ---------        -----------       -----------
BALANCES FROM LAST FISCAL MONTH-END:               868                                $100,689,112.59
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current
   Month                                                              $95,360.81
 Unscheduled Principal Collection/Reversals                           $34,522.53
 Liquidations-in-full                              23              $3,360,828.36
 Principal Balance Sales Adjustments                                       $0.00
 Net Principal Distributed                                         $3,490,711.70       ($3,490,711.70)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                            $0.00

BALANCE CURRENT FISCAL MONTH-END:                  845                                 $97,198,400.89

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $659,697.38

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                               $10.27
 Interest Sales Adjustments                                                $0.00
 Interest Accrual Adjustment                                               $0.00
 Interest Uncollected on Liquidation                                       $0.00
 Interest Uncollected on Non-Earning Assets                                $0.00
 Net Unscheduled Interest Distributed                                     $10.27

OTHER:
 Loan Conversion Fees                                                      $0.00
 Expense Reimbursements                                                    $0.00
 Gain on Liquidations                                                      $0.00
 Hazard Insurance Premium Refunds                                          $0.00
 Net Other Distributions                                                   $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $24,704.41

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/
   Reversals                                                               $0.28
 Servicing Fees Sales Adjustments                                          $0.00
 Servicing Fees Accrual Adjustments                                        $0.00
 Servicing Fees Uncollected on Liquidation                                 $0.00
 Servicing Fees Uncollected/Non-Earning
   Assets                                                                  $0.00
 Net Unscheduled Service Fees Distributed                                  $0.28

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $4,125,714.66

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES:  1998 - 1 Group III (1408)      PNC WEIGHTED AVERAGE PC RATE: 7.5691ATE:

--------------------------------------------------------------------------------

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
       LOAN COUNT OF       AGGREGATE LOSS
      INCURRED LOSSES          AMOUNT
      ---------------          ------
             0                 $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
   PRINCIPAL      SCHEDULED      INTEREST   NET INTEREST             TOTAL
  DISTRIBUTION   INTEREST DUE   ADJUSTMENT  DISTRUBUTION   OTHER  DISTRIBUTION
--------------   ------------   ----------  ------------   -----  ------------
$3,490,711.70    $634,992.97      $9.99     $635,002.96    $0.00  $4,125,714.66
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                          ORIGINAL   CLAIMS IN   CLAIMS                      COVERAGE
INSURANCE TYPE             BALANCE    PROGRESS     PAID   ADJUSTMENTS       REMAINING
MPI                          $0.00       $0.00    $0.00         $0.00           $0.00

SPECIAL HAZARD       $1,285,005.00       $0.00    $0.00         $0.00   $1,285,005.00

BANKRUPTCY BOND
SINGLE-UNITS           $100,000.00       $0.00    $0.00         $0.00     $100,000.00
MULTI-UNITS                  $0.00       $0.00    $0.00         $0.00           $0.00

MORTGAGE REPURCHASE  $1,500,985.00       $0.00    $0.00         $0.00   $1,500,985.00
DELINQUENT INSTALLMENTS

     ONE                                TWO                    THREE

COUNT    PRIN BALANCE                 COUNT   PRIN BALANCE  COUNT   PRIN BALANCE
19      $1,431,140.21                   1        $141,696.25  1            $81,126.47

                     IN FORECLOSURE                         ACQUIRED

                      COUNT   PRIN BALANCE                  COUNT   PRIN BALANCE
                        2            $261,339.64              0            $0.00

The Group III-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group III Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated January 28, 1998, pursuant to which certain of the Group III Certificates were offered.

The Class Principal Balances of the Class III-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

         CLASS         CLASS PRINCIPAL BALANCE
        III-B-1             $2,539,210.18
        III-B-2             $1,333,085.02
        III-B-3               $634,802.07
        III-B-4               $380,881.44
        III-B-5               $380,881.44
        III-B-6               $444,365.38

         Total              $5,713,225.53

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $1,285,005.00, $100,000.00, $1,500,985.00 respectively. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES: 1998 - 1 Group III (1408)

                                               Pass Through
Interest Rate       Interest Rate   Net Rate       Rate       Remaining Term   Principal Balance   Number Of Loans
------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999            7.3258     7.0758         7.0325          356.051       $2,257,094.12                17
7.5000 - 7.9999            7.7905     7.5405         7.4963          356.335      $35,980,231.47               288
8.0000 - 8.4999            8.2116     7.9618         7.9175          354.906     $142,757,992.63              1203
8.5000 - 8.9999            8.6518     8.4020         8.3592          352.803     $124,260,937.57              1193
9.0000 - 9.4999            9.0432     8.7932         8.7491          352.553      $14,455,150.25               156
9.5000 - 9.9999            9.5588     9.3088         9.2629          353.756          $492,059.01                6
10.0000-10.4999
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000- 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 -19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                8.3685     8.1186         8.0749          354.151     $320,203,465.05          2863

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  February 1999             Distribution Date:  March 25, 1999
Series: 1998-1 Group III Pool 1408
Certificate Trust

    Class                                     Portfolio           III-A-1            III-X         III-P          III-B-1
    Weighted Average Pass Through Rate                 7.5678%              7.000%        7.000%                          7.000%
Original Principal Balance                    $128,532,742.83     $122,441,779.00         $0.00    $306,989.77    $2,570,654.00
Beginning Principal Balance                   $100,689,112.58      $94,704,954.76         $0.00    $265,523.54    $2,541,614.08
    Loans Transferred In                                $0.00               $0.00         $0.00          $0.00            $0.00
    Loans Transferred Out                               $0.00               $0.00         $0.00          $0.00            $0.00
    Principal Losses                                    $0.00               $0.00         $0.00          $0.00            $0.00

    Other Principal Adjustments                         $0.00               $0.00         $0.00          $0.00            $0.00
    Principal Distributed                       $3,490,711.70       $3,481,215.27         $0.00      $4,087.68        $2,403.90
    Principal Allocation Factor                    0.02715815          0.02843160    0.00000000     0.01331536       0.00093513
    Scheduled Interest                            $634,992.97         $552,445.57    $49,188.11          $0.00       $14,826.08
    Scheduled Interest Allocation Factor           0.00494032          0.00451190    0.00000000     0.00000000       0.00576744
    Interest Adjustment                                 $9.99               $8.69         $0.77          $0.00            $0.23
    Interest Adjustment Allocation Factor          0.00000008          0.00000007    0.00000000     0.00000000       0.00000009
    Net Interest Distributed                      $635,002.96         $552,454.26    $49,188.88          $0.00       $14,826.31
    Distributed Allocation Factor                  0.00494040          0.00451198    0.00000000     0.00000000       0.00576752
      Other Distribution                                $0.00               $0.00         $0.00          $0.00            $0.00
      Other Distribution Allocation Factor         0.00000000          0.00000000    0.00000000     0.00000000       0.00000000
      Ending Total Distribution                 $4,125,714.66       $4,033,669.53    $49,188.88      $4,087.68       $17,230.21
      Ending Principal Balance                 $97,198,400.88      $91,223,739.49         $0.00    $261,435.86    $2,539,210.18
      Principal Balance Trading Factor             0.75621510          0.74503768    0.00000000     0.85161098       0.98776816

    Class                                     III-B-2          III-B-3        III-B-4
    Weighted Average Pass Through Rate                7.000%         7.000%         7.000%
Original Principal Balance                    $1,349,593.00    $642,663.00    $385,598.00
Beginning Principal Balance                   $1,334,347.06    $635,403.04    $381,242.02
    Loans Transferred In                              $0.00          $0.00          $0.00
    Loans Transferred Out                             $0.00          $0.00          $0.00
    Principal Losses                                  $0.00          $0.00          $0.00
    Other Principal Adjustments                       $0.00          $0.00          $0.00
    Principal Distributed                         $1,262.04        $600.97        $360.58
    Principal Allocation Factor                  0.00093513     0.00093512     0.00093512
    Scheduled Interest                            $7,783.69      $3,706.52      $2,223.91
    Scheduled Interest Allocation Factor         0.00576744     0.00576744     0.00576743
    Interest Adjustment                               $0.12          $0.06          $0.03
    Interest Adjustment Allocation Factor        0.00000009     0.00000009     0.00000008
    Net Interest Distributed                      $7,783.81      $3,706.58      $2,223.94
    Distributed Allocation Factor                0.00576752     0.00576753     0.00576751
      Other Distribution                              $0.00          $0.00          $0.00
      Other Distribution Allocation Factor       0.00000000     0.00000000     0.00000000
      Ending Total Distribution                   $9,045.85      $4,307.55      $2,584.52
      Ending Principal Balance                $1,333,085.02    $634,802.07    $380,881.44
      Principal Balance Trading Factor           0.98776818     0.98776819     0.98776819

    Class                                    III-B-5        III-B-6        R
    Weighted Average Pass Through Rate             7.000%         7.000%
Original Principal Balance                   $385,598.00    $449,868.06         $0.00
Beginning Principal Balance                  $381,242.02    $444,786.06         $0.00
    Loans Transferred In                           $0.00          $0.00         $0.00
    Loans Transferred Out                          $0.00          $0.00         $0.00
    Principal Losses                               $0.00          $0.00         $0.00
    Other Principal Adjustments                    $0.00          $0.00         $0.00  Class III-X Notional Amt
    Principal Distributed                        $360.58        $420.68         $0.00
    Principal Allocation Factor               0.00093512     0.00093512    0.00000000        $8,432,247.14
    Scheduled Interest                         $2,223.91      $2,594.59         $0.59
    Scheduled Interest Allocation Factor      0.00576743     0.00576745    0.00000000
    Interest Adjustment                            $0.03          $0.04         $0.02
    Interest Adjustment Allocation Factor     0.00000008     0.00000009    0.00000000
    Net Interest Distributed                   $2,223.94      $2,594.63         $0.61
    Distributed Allocation Factor             0.00576751     0.00576754    0.00000000
      Other Distribution                           $0.00          $0.00         $0.00
      Other Distribution Allocation Factor    0.00000000     0.00000000    0.00000000
      Ending Total Distribution                $2,584.52      $3,015.31         $0.61
      Ending Principal Balance               $380,881.44    $444,365.38         $0.00
      Principal Balance Trading Factor        0.98776819     0.98776824    0.00000000

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  February 1999             Distribution Date:  March 25, 1999
Series: 1998-1 Group III Pool 1408
Mortgage Trust

    Class                                    Portfolio          III-A-1-L          III-X-L       III-P-L        III-B-1-L
    Weighted Average Pass Through Rate                7.5678%             7.000%        7.000%                          7.000%
Original Principal Balance                   $128,532,742.83    $122,441,779.00         $0.00    $306,989.77    $2,570,654.00
Beginning Principal Balance                  $100,689,112.58     $94,704,954.76         $0.00    $265,523.54    $2,541,614.08
    Loans Transferred In                               $0.00              $0.00         $0.00          $0.00            $0.00
    Loans Transferred Out                              $0.00              $0.00         $0.00          $0.00            $0.00
    Principal Losses                                   $0.00              $0.00         $0.00          $0.00            $0.00
    Other Principal Adjustments                        $0.00              $0.00         $0.00          $0.00            $0.00
    Principal Distributed                      $3,490,711.70      $3,481,215.27         $0.00      $4,087.68        $2,403.90
    Principal Allocation Factor                   0.02715815         0.02843160    0.00000000     0.01331536       0.00093513
    Scheduled Interest                           $634,992.97        $552,445.57    $49,188.11          $0.00       $14,826.08
    Scheduled Interest Allocation Factor          0.00494032         0.00451190    0.00000000     0.00000000       0.00576744
    Interest Adjustment                                $9.99              $8.69         $0.77          $0.00            $0.23
    Interest Adjustment Allocation Factor         0.00000008         0.00000007    0.00000000     0.00000000       0.00000009
    Net Interest Distributed                     $635,002.96        $552,454.26    $49,188.88          $0.00       $14,826.31
    Distributed Allocation Factor                 0.00494040         0.00451198    0.00000000     0.00000000       0.00576752
      Other Distribution                               $0.00              $0.00         $0.00          $0.00            $0.00
      Other Distribution Allocation Factor        0.00000000         0.00000000    0.00000000     0.00000000       0.00000000
      Ending Total Distribution                $4,125,714.66      $4,033,669.53    $49,188.88      $4,087.68       $17,230.21
      Ending Principal Balance                $97,198,400.88     $91,223,739.49         $0.00    $261,435.86    $2,539,210.18
      Principal Balance Trading Factor            0.75621510         0.74503768    0.00000000     0.85161098       0.98776816

    Class                                    III-B-2-L        III-B-3-L      III-B-4-L
    Weighted Average Pass Through Rate               7.000%         7.000%         7.000%
Original Principal Balance                   $1,349,593.00    $642,663.00    $385,598.00
Beginning Principal Balance                  $1,334,347.06    $635,403.04    $381,242.02
    Loans Transferred In                             $0.00          $0.00          $0.00
    Loans Transferred Out                            $0.00          $0.00          $0.00
    Principal Losses                                 $0.00          $0.00          $0.00
    Other Principal Adjustments                      $0.00          $0.00          $0.00
    Principal Distributed                        $1,262.04        $600.97        $360.58
    Principal Allocation Factor                 0.00093513     0.00093512     0.00093512
    Scheduled Interest                           $7,783.69      $3,706.52      $2,223.91
    Scheduled Interest Allocation Factor        0.00576744     0.00576744     0.00576743
    Interest Adjustment                              $0.12          $0.06          $0.03
    Interest Adjustment Allocation Factor       0.00000009     0.00000009     0.00000008
    Net Interest Distributed                     $7,783.81      $3,706.58      $2,223.94
    Distributed Allocation Factor               0.00576752     0.00576753     0.00576751
      Other Distribution                             $0.00          $0.00          $0.00
      Other Distribution Allocation Factor      0.00000000     0.00000000     0.00000000
      Ending Total Distribution                  $9,045.85      $4,307.55      $2,584.52
      Ending Principal Balance               $1,333,085.02    $634,802.07    $380,881.44
      Principal Balance Trading Factor          0.98776818     0.98776819     0.98776819

    Class                                    III-B-5-L      III-B-6-L      III-R-L
    Weighted Average Pass Through Rate             7.000%         7.000%
Original Principal Balance                   $385,598.00    $449,868.06         $0.00
Beginning Principal Balance                  $381,242.02    $444,786.06         $0.00
    Loans Transferred In                           $0.00          $0.00         $0.00
    Loans Transferred Out                          $0.00          $0.00         $0.00
    Principal Losses                               $0.00          $0.00         $0.00
    Other Principal Adjustments                    $0.00          $0.00         $0.00  Class III-X Notional Amt
    Principal Distributed                        $360.58        $420.68         $0.00
    Principal Allocation Factor               0.00093512     0.00093512    0.00000000        $8,432,247.14
    Scheduled Interest                         $2,223.91      $2,594.59         $0.59
    Scheduled Interest Allocation Factor      0.00576743     0.00576745    0.00000000
    Interest Adjustment                            $0.03          $0.04         $0.02
    Interest Adjustment Allocation Factor     0.00000008     0.00000009    0.00000000
    Net Interest Distributed                   $2,223.94      $2,594.63         $0.61
    Distributed Allocation Factor             0.00576751     0.00576754    0.00000000
      Other Distribution                           $0.00          $0.00         $0.00
      Other Distribution Allocation Factor    0.00000000     0.00000000    0.00000000
      Ending Total Distribution                $2,584.52      $3,015.31         $0.61
      Ending Principal Balance               $380,881.44    $444,365.38         $0.00
      Principal Balance Trading Factor        0.98776819     0.98776824    0.00000000

PNC Mortgage Securities Corporation
IB Class Subordination Level Distribution Test
Reporting Period: February 1999
Series: 1998-1 Group III Pool 1408

                                 Class III-B -1      Class III-B -2      Class III-B -3      Class III-B -4      Class III-B -5
Original Class Balance             $3,213,320.06       $1,863,727.06       $1,221,064.06         $835,466.06         $449,868.06

Original Pool Balance            $128,532,742.83     $128,532,742.83     $128,532,742.83     $128,532,742.83     $128,532,742.83

Subordination Level at Cutoff        2.500001159%        1.450001781%        0.950002336%        0.650002514%        0.350002692%

Current Class Balance              $3,177,020.20       $1,842,673.14       $1,207,270.10         $826,028.08         $444,786.06

Current Pool Balance             $100,689,112.58     $100,689,112.58     $100,689,112.58     $100,689,112.58     $100,689,112.58

Current Subordination Level          3.155276791%        1.830061953%        1.199007588%        0.820374774%        0.441741961%

PNC Mortgage Securities Corporation
Manual Entry & Calculations
Reporting Period:  February 1999
Series: 1998-1 Group III Pool 1408

                        ----------------------
Pass Through Rate       Wtd Avg PT Rate Report
-----------------       ----------------------
                         PNC            Indy Mac            Total
Calculated Value    $7,602,095.69   +  $17,812.85   =    $7,619,908.54
Prinipal Balance   $100,468,520.05  +  $220,592.54  =  $100,689,112.59
Pass Through Rate      7.5666%             8.075%          7.5678%

                                                                -------------------
Class III-P Fraction             Class III-X Interest           Indy Mac Rem report
--------------------             --------------------           -------------------
                                                             PNC                  Indy Mac               Total
                  PNC Only       Pool Sched. Pbal.      $100,468,520.05   +     $220,592.54   =    $100,689,112.59
Beg. Balance       $265,523.54   Calc Value               $587,885.93     +      $2,371.37    =      $590,257.30
Sched P Fraction       $378.96   Wghtd Avg Strip           0.005851444   Avg.   0.010750001  Avg.    0.005862176
Unsched P Fraction   $3,708.72   X  Notional Amt          $8,398,370.43   +      $33,876.71   =     $8,432,247.14
                   -----------
Ending Balance     $261,435.86   Class X Interest           $48,990.49    +        $197.61    =     $49,188.11

-------------------------------------------------------------------------------------------------------------

             Include Indy Mac portion                   Adjusted          Senior      Subordinate   Principal
                      Whole          III-P              Principal        Principal     Principal      Check
                      -----          -----              ---------        ---------     ---------      -----
Scheduled  LINK!!!!   $95,360.81
Ins. Proceeds              $0.00
Repurchases                $0.00
                     -----------
Sub Total             $95,360.81    $378.96              $94,981.85      $89,573.10   $5,408.75       $0.00

Curtailments          $34,522.53
Payoffs            $3,360,828.36
                     -----------
Sub Total          $3,395,350.89   $3,708.72          $3,391,642.17   $3,391,642.17       $0.00       $0.00

Liquidations               $0.00       $0.00                  $0.00

Total              $3,490,711.70   $4,087.68          $3,486,624.02   $3,481,215.27   $5,408.75       $0.00
-------------------------------------------------------------------------------------------------------------

                PRIN OK

Senior %    =     $94,704,954.76   Subordinate%   =   $5,718,634.28
                 ---------------                    ---------------
                 $100,423,589.04                    $100,423,589.04

Senior %    =       94.305487503%  Subordinate%   =     5.694512947%

Senior Prepayment %       100.00%  Subord PP %    =            0.00%                      $0.00
( 100% til 02/2003)

Senior Principal Distribution                Subordinate Principal Amount
-----------------------------                ----------------------------

Class III-A-1      $3,481,215.27         III-B-1  $2,403.90 *+.01   III-B-4         $360.58

                                         III-B-2  $1,262.04         III-B-5         $360.58

                                         III-B-3    $600.97         III-B-6         $420.68

                                                                    III-B Total   $5,408.75
                                                                                SUB PRIN OK
                                                                                      $0.00

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998 - 1 Group IV (1409)                WEIGHTED AVERAGE PC RATE: 7.6490
--------------------------------------------------------------------------------

ISSUE DATE: 01/01/1998
CERTIFICATE BALANCE AT ISSUE:        $150,098,526.71

                                                                                 CERTIFICATE
                                                              TOTAL              ACCOUNT           CERTIFICATE
                                                              NUMBER OF          ACTIVITY          BALANCE
                                                              MORTGAGES          (@ PC RATE)       OUTSTANDING
                                                              ---------          -----------       -----------
BALANCES FROM LAST FISCAL MONTH-END:                             1489                              $123,468,328.79
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                    $438,416.29
 Unscheduled Principal Collection/Reversals                                          $69,059.10
 Liquidations-in-full                                             21              $1,963,204.91
 Principal Balance Sales Adjustments                                                      $0.00
 Net Principal Distributed                                                        $2,470,680.30     ($2,470,680.30)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                         $0.00

BALANCE CURRENT FISCAL MONTH-END:                                1468                              $120,997,648.49

SCHEDULED INTEREST AT MORTGAGE RATE:                                                $817,838.28

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                            ($624.79)
 Interest Sales Adjustments                                                               $0.00
 Interest Accrual Adjustment                                                         ($1,136.83)
 Interest Uncollected on Liquidation                                                      $0.00
 Interest Uncollected on Non-Earning Assets                                               $0.00
 Net Unscheduled Interest Distributed                                                ($1,761.62)

OTHER:
 Loan Conversion Fees                                                                     $0.00
 Expense Reimbursements                                                                   $0.00
 Gain on Liquidations                                                                     $0.00
 Hazard Insurance Premium Refunds                                                         $0.00
 Net Other Distributions                                                                  $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                    $30,861.43

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                          ($25.35)
 Servicing Fees Sales Adjustments                                                         $0.00
 Servicing Fees Accrual Adjustments                                                       $0.00
 Servicing Fees Uncollected on Liquidation                                              ($74.88)
 Servicing Fees Uncollected/Non-Earning Assets                                            $0.00
 Net Unscheduled Service Fees Distributed                                              ($100.23)

MISCELLANEOUS EXPENSES:                                                                   $0.00

NET FUNDS DISTRIBUTED:                                                            $3,255,995.76

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998 - 1 Group IV (1409)            PNC WEIGHTED AVERAGE PC RATE: 7.6490
--------------------------------------------------------------------------------

------------------------------------------------------
    AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
------------------------------------------------------

          LOAN COUNT OF         AGGREGATE LOSS
         INCURRED LOSSES            AMOUNT
         ---------------            ------
                0                     $0.00
------------------------------------------------------

------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                      SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
------------------------------------------------------------------------------------------------------------------------

 PRINCIPAL                 SCHEDULED                  INTEREST               NET INTEREST                     TOTAL
DISTRIBUTION              INTEREST DUE               ADJUSTMENT              DISTRUBUTION       OTHER      DISTRIBUTION
------------              ------------               ----------              ------------       -----      ------------
$2,470,680.30             $786,976.85               ($1,661.39)               $785,315.46       $0.00      $3,255,995.76
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                                   ORIGINAL                CLAIMS IN                  CLAIMS                               COVERAGE
INSURANCE TYPE                      BALANCE                 PROGRESS                    PAID          ADJUSTMENTS         REMAINING
MPI                                   $0.00                    $0.00                   $0.00                $0.00             $0.00

SPECIAL HAZARD                $1,500,985.00                    $0.00                   $0.00                $0.00     $1,500,985.00

BANKRUPTCY BOND
SINGLE-UNITS                    $100,000.00                    $0.00                   $0.00                $0.00       $100,000.00
MULTI-UNITS                           $0.00                    $0.00                   $0.00                $0.00             $0.00

MORTGAGE REPURCHASE           $1,500,985.00                    $0.00                   $0.00                $0.00     $1,500,985.00

DELINQUENT INSTALLMENTS

         ONE                                       TWO                              THREE

 COUNT     PRIN BALANCE                       COUNT    PRIN BALANCE             COUNT    PRIN BALANCE
  19      $1,628,734.21                         5       $286,772.35              2       $262,105.20

                   IN FORECLOSURE                                ACQUIRED

                        COUNT       PRIN BALANCE                   COUNT            PRIN BALANCE
                          1           $60,913.63                     0                $0.00

The Group IV-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group IV Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated January 28, 1998, pursuant to which certain of the Group IV Certificates were offered.

The Class Principal Balances of the Class IV-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

              CLASS                 CLASS PRINCIPAL BALANCE
             IV-B-1                    $3,225,517.57
             IV-B-2                      $716,781.26
             IV-B-3                      $430,068.56
             IV-B-4                      $358,390.64
             IV-B-5                      $358,390.64
             IV-B-6                      $286,716.22

              Total                    $5,375,864.89

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $1,500,985.00, $100,000.00, $1,500,985.00 respectively. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999
Series: 1998-1 Group IV Pool 1409
Certificate Trust

                                Page 1 of 1    Distribution Date: March 25, 1999

     Class                                          Portfolio                 IV-A-1                  IV-X                  IV-P
     Weighted Average Pass Through Rate                  7.6487%                 6.750%                6.750%
Original Principal Balance                       $150,098,526.71        $144,382,781.00                 $0.00            $87,050.03
Beginning Principal Balance                      $123,468,328.76        $117,990,813.08                 $0.00            $82,494.63
     Loans Transferred In                                  $0.00                  $0.00                 $0.00                 $0.00
     Loans Transferred Out                                 $0.00                  $0.00                 $0.00                 $0.00
     Principal Losses                                      $0.00                  $0.00                 $0.00                 $0.00
     Other Principal Adjustments                           $0.00                  $0.00                 $0.00                 $0.00
     Principal Distributed                         $2,470,680.30          $2,451,163.12                 $0.00               $361.02
     Principal Allocation Factor                      0.01646039             0.01697684            0.00000000            0.00414727
     Scheduled Interest                              $786,976.85            $663,698.32            $92,931.56                 $0.00
     Scheduled Interest Allocation Factor             0.00524307             0.00459680            0.00000000            0.00000000
     Interest Adjustment                              ($1,661.39)            ($1,401.14)             ($196.19)                $0.00
     Interest Adjustment Allocation Factor           -0.00001107            -0.00000970            0.00000000            0.00000000
     Net Interest Distributed                        $785,315.46            $662,297.18            $92,735.37                 $0.00
     Distributed Allocation Factor                    0.00523200             0.00458709            0.00000000            0.00000000
         Other Distribution                                $0.00                  $0.00                 $0.00                 $0.00
         Other Distribution Allocation Factor         0.00000000             0.00000000            0.00000000            0.00000000
         Ending Total Distribution                 $3,255,995.76          $3,113,460.30            $92,735.37               $361.02
         Ending Principal Balance                $120,997,648.46        $115,539,649.96                 $0.00            $82,133.61
         Principal Balance Trading Factor             0.80612149             0.80023150            0.00000000            0.94352190

     Class                                             IV-B-1                IV-B-2                IV-B-3                 IV-B-4
     Weighted Average Pass Through Rate                   6.750%                6.750%                6.750%                 6.750%
Original Principal Balance                         $3,377,216.00           $750,492.00           $450,295.00            $375,246.00
Beginning Principal Balance                        $3,237,011.26           $719,335.41           $431,601.05            $359,667.72
     Loans Transferred In                                  $0.00                 $0.00                 $0.00                  $0.00
     Loans Transferred Out                                 $0.00                 $0.00                 $0.00                  $0.00
     Principal Losses                                      $0.00                 $0.00                 $0.00                  $0.00
     Other Principal Adjustments                           $0.00                 $0.00                 $0.00                  $0.00
     Principal Distributed                            $11,493.69             $2,554.15             $1,532.49              $1,277.08
     Principal Allocation Factor                      0.00340330            0.00340330            0.00340330             0.00340331
     Scheduled Interest                               $18,208.19             $4,046.26             $2,427.76              $2,023.13
     Scheduled Interest Allocation Factor             0.00539148            0.00539148            0.00539149             0.00539148
     Interest Adjustment                                 ($38.44)               ($8.54)               ($5.13)                ($4.27)
     Interest Adjustment Allocation Factor           -0.00001138           -0.00001138           -0.00001139            -0.00001138
     Net Interest Distributed                         $18,169.75             $4,037.72             $2,422.63              $2,018.86
     Distributed Allocation Factor                    0.00538010            0.00538010            0.00538010             0.00538010
         Other Distribution                                $0.00                 $0.00                 $0.00                  $0.00
         Other Distribution Allocation Factor         0.00000000            0.00000000            0.00000000             0.00000000
         Ending Total Distribution                    $29,663.44             $6,591.87             $3,955.12              $3,295.94
         Ending Principal Balance                  $3,225,517.57           $716,781.26           $430,068.56            $358,390.64
         Principal Balance Trading Factor             0.95508181            0.95508181            0.95508180             0.95508184

     Class                                             IV-B-5                 IV-B-6             Group IV-R
     Weighted Average Pass Through Rate                   6.750%                6.750%
Original Principal Balance                           $375,246.00           $300,200.68                 $0.00
Beginning Principal Balance                          $359,667.72           $287,737.89                 $0.00
     Loans Transferred In                                  $0.00                 $0.00                 $0.00
     Loans Transferred Out                                 $0.00                 $0.00                 $0.00
     Principal Losses                                      $0.00                 $0.00                 $0.00
     Other Principal Adjustments                           $0.00                 $0.00                 $0.00      Class IV-X
     Principal Distributed                             $1,277.08             $1,021.67                 $0.00      Notional Amt
     Principal Allocation Factor                      0.00340331            0.00340329            0.00000000     --------------
     Scheduled Interest                                $2,023.13             $1,618.53                ($0.03)    $16,521,165.63
     Scheduled Interest Allocation Factor             0.00539148            0.00539149            0.00000000
     Interest Adjustment                                  ($4.27)               ($3.42)                $0.01
     Interest Adjustment Allocation Factor           -0.00001138           -0.00001139            0.00000000
     Net Interest Distributed                          $2,018.86             $1,615.11                ($0.02)
     Distributed Allocation Factor                    0.00538010            0.00538010            0.00000000
         Other Distribution                                $0.00                 $0.00                 $0.00
         Other Distribution Allocation Factor         0.00000000            0.00000000            0.00000000
         Ending Total Distribution                     $3,295.94             $2,636.78                ($0.02)
         Ending Principal Balance                    $358,390.64           $286,716.22                 $0.00
         Principal Balance Trading Factor             0.95508184            0.95508185            0.00000000

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999
Series: 1998-1 Group IV Pool 1409
Mortgage Trust

                                Page 1 of 1    Distribution Date: March 25, 1999

     Class                                         Portfolio              IV-A-1-L               IV-X-L                IV-P-L
     Weighted Average Pass Through Rate                  7.6487%               6.750%               6.750%
Original Principal Balance                       $150,098,526.71      $144,382,781.00                $0.00           $87,050.03
Beginning Principal Balance                      $123,468,328.76      $117,990,813.08                $0.00           $82,494.63
     Loans Transferred In                                  $0.00                $0.00                $0.00                $0.00
     Loans Transferred Out                                 $0.00                $0.00                $0.00                $0.00
     Principal Losses                                      $0.00                $0.00                $0.00                $0.00
     Other Principal Adjustments                           $0.00                $0.00                $0.00                $0.00
     Principal Distributed                         $2,470,680.30        $2,451,163.12                $0.00              $361.02
     Principal Allocation Factor                      0.01646039           0.01697684           0.00000000           0.00414727
     Scheduled Interest                              $786,976.85          $663,698.32           $92,931.56                $0.00
     Scheduled Interest Allocation Factor             0.00524307           0.00459680           0.00000000           0.00000000
     Interest Adjustment                              ($1,661.39)          ($1,401.14)            ($196.19)               $0.00
     Interest Adjustment Allocation Factor           -0.00001107          -0.00000970           0.00000000           0.00000000
     Net Interest Distributed                        $785,315.46          $662,297.18           $92,735.37                $0.00
     Distributed Allocation Factor                    0.00523200           0.00458709           0.00000000           0.00000000
         Other Distribution                                $0.00                $0.00                $0.00                $0.00
         Other Distribution Allocation Factor         0.00000000           0.00000000           0.00000000           0.00000000
         Ending Total Distribution                 $3,255,995.76        $3,113,460.30           $92,735.37              $361.02
         Ending Principal Balance                $120,997,648.46      $115,539,649.96                $0.00           $82,133.61
         Principal Balance Trading Factor             0.80612149           0.80023150           0.00000000           0.94352190

     Class                                            IV-B-1-L             IV-B-2-L              IV-B-3-L           IV-B-4-L
     Weighted Average Pass Through Rate                   6.750%               6.750%               6.750%               6.750%
Original Principal Balance                         $3,377,216.00          $750,492.00          $450,295.00          $375,246.00
Beginning Principal Balance                        $3,237,011.26          $719,335.41          $431,601.05          $359,667.72
     Loans Transferred In                                  $0.00                $0.00                $0.00                $0.00
     Loans Transferred Out                                 $0.00                $0.00                $0.00                $0.00
     Principal Losses                                      $0.00                $0.00                $0.00                $0.00
     Other Principal Adjustments                           $0.00                $0.00                $0.00                $0.00
     Principal Distributed                            $11,493.69            $2,554.15            $1,532.49            $1,277.08
     Principal Allocation Factor                      0.00340330           0.00340330           0.00340330           0.00340331
     Scheduled Interest                               $18,208.19            $4,046.26            $2,427.76            $2,023.13
     Scheduled Interest Allocation Factor             0.00539148           0.00539148           0.00539149           0.00539148
     Interest Adjustment                                 ($38.44)              ($8.54)              ($5.13)              ($4.27)
     Interest Adjustment Allocation Factor           -0.00001138          -0.00001138          -0.00001139          -0.00001138
     Net Interest Distributed                         $18,169.75            $4,037.72            $2,422.63            $2,018.86
     Distributed Allocation Factor                    0.00538010           0.00538010           0.00538010           0.00538010
         Other Distribution                                $0.00                $0.00                $0.00                $0.00
         Other Distribution Allocation Factor         0.00000000           0.00000000           0.00000000           0.00000000
         Ending Total Distribution                    $29,663.44            $6,591.87            $3,955.12            $3,295.94
         Ending Principal Balance                  $3,225,517.57          $716,781.26          $430,068.56          $358,390.64
         Principal Balance Trading Factor             0.95508181           0.95508181           0.95508180           0.95508184

     Class                                            IV-B-5-L               IV-B-6-L               IV-R-L
     Weighted Average Pass Through Rate                   6.750%               6.750%
Original Principal Balance                           $375,246.00          $300,200.68                $0.00
Beginning Principal Balance                          $359,667.72          $287,737.89                $0.00
     Loans Transferred In                                  $0.00                $0.00                $0.00
     Loans Transferred Out                                 $0.00                $0.00                $0.00
     Principal Losses                                      $0.00                $0.00                $0.00
     Other Principal Adjustments                           $0.00                $0.00                $0.00   Class IV-X Notional Amt
     Principal Distributed                             $1,277.08            $1,021.67                $0.00   -----------------------
     Principal Allocation Factor                      0.00340331           0.00340329           0.00000000       $16,521,165.63
     Scheduled Interest                                $2,023.13            $1,618.53               ($0.03)
     Scheduled Interest Allocation Factor             0.00539148           0.00539149           0.00000000
     Interest Adjustment                                  ($4.27)              ($3.42)               $0.01
     Interest Adjustment Allocation Factor           -0.00001138          -0.00001139           0.00000000
     Net Interest Distributed                          $2,018.86            $1,615.11               ($0.02)
     Distributed Allocation Factor                    0.00538010           0.00538010           0.00000000
         Other Distribution                                $0.00                $0.00                $0.00
         Other Distribution Allocation Factor         0.00000000           0.00000000           0.00000000
         Ending Total Distribution                     $3,295.94            $2,636.78               ($0.02)
         Ending Principal Balance                    $358,390.64          $286,716.22                $0.00
         Principal Balance Trading Factor             0.95508184           0.95508185           0.00000000

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998-1 Group V (1410)                   WEIGHTED AVERAGE PC RATE: 7.2104
--------------------------------------------------------------------------------

ISSUE DATE: 01/01/1998
CERTIFICATE BALANCE AT ISSUE:    $235,481,387.71

                                                                                 CERTIFICATE
                                                              TOTAL              ACCOUNT             CERTIFICATE
                                                              NUMBER OF          ACTIVITY            BALANCE
                                                              MORTGAGES          (@ PC RATE)         OUTSTANDING
                                                              ---------          -----------         -----------
BALANCES FROM LAST FISCAL MONTH-END:                              522                              $165,601,869.65
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                    $215,895.10
 Unscheduled Principal Collection/Reversals                                          $63,040.24
 Liquidations-in-full                                             23              $7,036,021.55
 Principal Balance Sales Adjustments                                                      $0.00
 Net Principal Distributed                                                        $7,314,956.89     ($7,314,956.89)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                         $0.00

BALANCE CURRENT FISCAL MONTH-END:                                 499                              $158,286,912.76

SCHEDULED INTEREST AT MORTGAGE RATE:                                              $1,029,871.74

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                              $24.13
 Interest Sales Adjustments                                                               $0.00
 Interest Accrual Adjustment                                                              $0.00
 Interest Uncollected on Liquidation                                                      $0.00
 Interest Uncollected on Non-Earning Assets                                               $0.00
 Net Unscheduled Interest Distributed                                                    $24.13

OTHER:
 Loan Conversion Fees                                                                     $0.00
 Expense Reimbursements                                                                   $0.00
 Gain on Liquidations                                                                     $0.00
 Hazard Insurance Premium Refunds                                                         $0.00
 Net Other Distributions                                                                  $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                    $33,752.18

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                            $0.37
 Servicing Fees Sales Adjustments                                                         $0.00
 Servicing Fees Accrual Adjustments                                                       $0.00
 Servicing Fees Uncollected on Liquidation                                                $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                            $0.00
 Net Unscheduled Service Fees Distributed                                                 $0.37

MISCELLANEOUS EXPENSES:                                                                   $0.00

NET FUNDS DISTRIBUTED:                                                            $8,311,100.21

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998-1 Group V (1410)                   WEIGHTED AVERAGE PC RATE: 7.2104
--------------------------------------------------------------------------------

-----------------------------------------------------
   AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
-----------------------------------------------------

          LOAN COUNT OF        AGGREGATE LOSS
         INCURRED LOSSES          AMOUNT
         ---------------          ------
                0                 $0.00
-----------------------------------------------------

-----------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                      SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
------------------------------------------------------------------------------------------------------------------------

 PRINCIPAL           SCHEDULED                      INTEREST         NET INTEREST                     TOTAL
DISTRIBUTION        INTEREST DUE                   ADJUSTMENT        DISTRUBUTION       OTHER      DISTRIBUTION
------------        ------------                   ----------        ------------       -----      ------------
$7,314,956.89              $996,119.56              $23.76           $996,143.32        $0.00      $8,311,100.21
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                                  ORIGINAL          CLAIMS IN             CLAIMS                                  COVERAGE
INSURANCE TYPE                     BALANCE           PROGRESS               PAID        ADJUSTMENTS              REMAINING
MPI                                  $0.00              $0.00              $0.00              $0.00                  $0.00

SPECIAL HAZARD               $3,811,159.00              $0.00              $0.00              $0.00          $3,811,159.00

BANKRUPTCY BOND
SINGLE-UNITS                   $100,000.00              $0.00              $0.00              $0.00            $100,000.00
MULTI-UNITS                          $0.00              $0.00              $0.00              $0.00                  $0.00

MORTGAGE REPURCHASE          $4,709,628.00              $0.00              $0.00              $0.00          $4,709,628.00

DELINQUENT INSTALLMENTS

  ONE                                                        TWO                                         THREE

 COUNT    PRIN BALANCE                                  COUNT     PRIN BALANCE                        COUNT    PRIN BALANCE
   7      $2,258,359.84                                   1       $256,926.92                           0         $0.00

                         IN FORECLOSURE                                         ACQUIRED

                             COUNT        PRIN BALANCE                           COUNT       PRIN BALANCE
                               0           $0.00                                   0             $0.00

The Group V-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group V Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated January 28, 1998, pursuant to which certain of the Group V Certificates were offered.

The Class Principal Balances of the Class VB Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

              CLASS                CLASS PRINCIPAL BALANCE
              V-B-1                   $4,284,275.40
              V-B-2                   $1,852,659.83
              V-B-3                     $926,329.40
              V-B-4                     $578,955.76
              V-B-5                     $231,582.10
              V-B-6                     $810,541.54

              Total                   $8,684,344.03

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $3,811,159.00, $100,000.00, $4,709,628.00 respectively. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES: 1998-1 Group V (1410)

Interest Rate       Interest Rate      Net Rate    Pass Through Rate     Remaining Term     Principal Balance       Number Of Loans
-----------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999            6.7497        6.5497             6.5097              224.038        $12,871,876.51                    37
7.0000 - 7.4999            7.2370        7.0347             6.9947              307.992        $62,014,126.82                   191
7.5000 - 7.9999            7.6976        7.4948             7.4548              332.397        $77,483,516.03                   251
8.0000 - 8.4999            8.0731        7.8022             7.7622              344.271         $5,615,435.19                    19
8.5000 - 8.9999            8.6250        8.4250             8.3850              344.000           $301,958.21                     1
9.0000 - 9.4999
9.5000 - 9.9999
10.0000-10.4999
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                7.4552        7.2504             7.2104              314.467       $158,286,912.76                   499

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999
Series: 1998-1 Group V Pool 1410
Certificate Trust

                                Page 1 of 2    Distribution Date: March 25, 1999

     Class                                           Portfolio               V-A-1               V-A-2               V-A-3
     Weighted Average Pass Through Rate              7.21817619%         6.97435619%         6.97435619%         6.51516219%
Original Principal Balance                       $235,481,387.71      $27,152,000.00      $20,100,000.00     $119,000,785.00
Beginning Principal Balance                      $165,601,869.65       $9,882,938.61      $11,529,491.24      $73,951,253.32
     Loans Transferred In                                  $0.00               $0.00               $0.00               $0.00
     Loans Transferred Out                                 $0.00               $0.00               $0.00               $0.00
     Principal Losses                                      $0.00               $0.00               $0.00               $0.00
     Other Principal Adjustments                           $0.00               $0.00               $0.00               $0.00
     Principal Distributed                         $7,314,956.89       $1,800,369.91         $893,510.40       $4,696,596.95
     Principal Allocation Factor                      0.03106384          0.06630708          0.04445325          0.03946694
     Scheduled Interest                              $996,119.56          $57,439.28          $67,008.98         $401,503.67
     Scheduled Interest Allocation Factor             0.00423014          0.00211547          0.00333378          0.00337396
     Interest Adjustment                                  $23.76               $1.37               $1.60               $9.58
     Interest Adjustment Allocation Factor            0.00000010          0.00000005          0.00000008          0.00000008
     Net Interest Distributed                        $996,143.32          $57,440.65          $67,010.58         $401,513.25
     Distributed Allocation Factor                    0.00423024          0.00211552          0.00333386          0.00337404
         Other Distribution                                $0.00               $0.00               $0.00               $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000          0.00000000          0.00000000
         Ending Total Distribution                 $8,311,100.21       $1,857,810.56         $960,520.98       $5,098,110.20
         Ending Principal Balance                $158,286,912.76       $8,082,568.70      $10,635,980.84      $69,254,656.37
         Principal Balance Trading Factor             0.67218439          0.29767858          0.52915328          0.58196806

     Class                                               V-A-4               V-A-5               V-A-6              V-A-7
     Weighted Average Pass Through Rate              7.01817619%           0.190805%              0.200%            7.4454%
Original Principal Balance                        $29,399,000.00               $0.00               $0.00     $20,500,000.00
Beginning Principal Balance                       $28,949,978.74               $0.00               $0.00     $22,253,882.07
     Loans Transferred In                                  $0.00               $0.00               $0.00              $0.00
     Loans Transferred Out                                 $0.00               $0.00               $0.00              $0.00
     Principal Losses                                      $0.00               $0.00               $0.00              $0.00
     Other Principal Adjustments                           $0.00               $0.00               $0.00              $0.00
     Principal Distributed                            $37,742.08               $0.00               $0.00       ($138,077.50)
     Principal Allocation Factor                      0.00128379          0.00000000          0.00000000        -0.00673549
     Scheduled Interest                              $169,313.38          $15,163.22           $6,548.10        $138,074.21
     Scheduled Interest Allocation Factor             0.00575915          0.00000000          0.00000000         0.00673533
     Interest Adjustment                                   $4.04               $0.36               $0.16              $3.29
     Interest Adjustment Allocation Factor            0.00000014          0.00000000          0.00000000         0.00000016
     Net Interest Distributed                        $169,317.42          $15,163.58           $6,548.26        $138,077.50
     Distributed Allocation Factor                    0.00575929          0.00000000          0.00000000         0.00673549
         Other Distribution                                $0.00               $0.00               $0.00              $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000          0.00000000         0.00000000
         Ending Total Distribution                   $207,059.50          $15,163.58           $6,548.26              $0.00
         Ending Principal Balance                 $28,912,236.66               $0.00               $0.00     $22,391,959.57
         Principal Balance Trading Factor             0.98344286          0.00000000          0.00000000         1.09229071

     Class                                               V-A-8               V-A-9              V-B-1O              V-B-1
     Weighted Average Pass Through Rate                0.459194%         7.01817619%              0.200%        7.01817619%
Original Principal Balance                                 $0.00      $10,499,000.00               $0.00      $4,356,405.00
Beginning Principal Balance                                $0.00      $10,338,645.10               $0.00      $4,289,868.10
     Loans Transferred In                                  $0.00               $0.00               $0.00              $0.00
     Loans Transferred Out                                 $0.00               $0.00               $0.00              $0.00
     Principal Losses                                      $0.00               $0.00               $0.00              $0.00
     Other Principal Adjustments                           $0.00               $0.00               $0.00              $0.00
     Principal Distributed                                 $0.00          $13,478.49               $0.00          $5,592.70
     Principal Allocation Factor                      0.00000000          0.00128379          0.00000000         0.00128379
     Scheduled Interest                               $28,298.31          $60,465.36           $1,178.75         $25,089.21
     Scheduled Interest Allocation Factor             0.00000000          0.00575915          0.00000000         0.00575915
     Interest Adjustment                                   $0.67               $1.44               $0.03              $0.60
     Interest Adjustment Allocation Factor            0.00000000          0.00000014          0.00000000         0.00000014
     Net Interest Distributed                         $28,298.98          $60,466.80           $1,178.78         $25,089.81
     Distributed Allocation Factor                    0.00000000          0.00575929          0.00000000         0.00575929
         Other Distribution                                $0.00               $0.00               $0.00              $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000          0.00000000         0.00000000
         Ending Total Distribution                    $28,298.98          $73,945.29           $1,178.78         $30,682.51
         Ending Principal Balance                          $0.00      $10,325,166.61               $0.00      $4,284,275.40
         Principal Balance Trading Factor             0.00000000          0.98344286          0.00000000         0.98344286

     Class                                               V-B-2               V-B-3               V-B-4               V-B-5
     Weighted Average Pass Through Rate              7.01817619%         7.01817619%         7.21817619%         7.21817619%
Original Principal Balance                         $1,883,851.00         $941,925.00         $588,703.00         $235,481.00
Beginning Principal Balance                        $1,855,078.30         $927,538.63         $579,711.53         $231,884.41
     Loans Transferred In                                  $0.00               $0.00               $0.00               $0.00
     Loans Transferred Out                                 $0.00               $0.00               $0.00               $0.00
     Principal Losses                                      $0.00               $0.00               $0.00               $0.00
     Other Principal Adjustments                           $0.00               $0.00               $0.00               $0.00
     Principal Distributed                             $2,418.47           $1,209.23             $755.77             $302.31
     Principal Allocation Factor                      0.00128379          0.00128379          0.00128379          0.00128380
     Scheduled Interest                               $10,849.39           $5,424.69           $3,487.05           $1,394.82
     Scheduled Interest Allocation Factor             0.00575916          0.00575915          0.00592328          0.00592328
     Interest Adjustment                                   $0.26               $0.13               $0.08               $0.03
     Interest Adjustment Allocation Factor            0.00000014          0.00000014          0.00000014          0.00000013
     Net Interest Distributed                         $10,849.65           $5,424.82           $3,487.13           $1,394.85
     Distributed Allocation Factor                    0.00575929          0.00575929          0.00592341          0.00592341
         Other Distribution                                $0.00               $0.00               $0.00               $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000          0.00000000          0.00000000
         Ending Total Distribution                    $13,268.12           $6,634.05           $4,242.90           $1,697.16
         Ending Principal Balance                  $1,852,659.83         $926,329.40         $578,955.76         $231,582.10
         Principal Balance Trading Factor             0.98344287          0.98344284          0.98344286          0.98344283

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999
Series: 1998-1 Group V Pool 1410
Certificate Trust

                                   Page 2 of 2 Distribution Date: March 25, 1999

     Class                                               V-B-6                   R
     Weighted Average Pass Through Rate              7.21817619%         7.21817619%
Original Principal Balance                           $824,187.71              $50.00
Beginning Principal Balance                          $811,599.62               $0.00
     Loans Transferred In                                  $0.00               $0.00
     Loans Transferred Out                                 $0.00               $0.00
     Principal Losses                                      $0.00               $0.00
     Other Principal Adjustments                           $0.00               $0.00       V-A-5 Notional Amt    V-A-8 Notional Amt
     Principal Distributed                             $1,058.08               $0.00       ------------------    ------------------
     Principal Allocation Factor                      0.00128379          0.00000000         $95,363,683.17        $73,951,253.32
     Scheduled Interest                                $4,881.89              ($0.75)
     Scheduled Interest Allocation Factor             0.00592327         -0.01500000       V-A-6 Notional Amt   V-B-IO Notional Amt
     Interest Adjustment                                   $0.12              ($0.01)      ------------------   -------------------
     Interest Adjustment Allocation Factor            0.00000015         -0.00020000         $39,288,623.84        $7,072,485.03
     Net Interest Distributed                          $4,882.01              ($0.75)
     Distributed Allocation Factor                    0.00592342         -0.01500000
         Other Distribution                                $0.00               $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000
         Ending Total Distribution                     $5,940.09              ($0.75)
         Ending Principal Balance                    $810,541.54               $0.00
         Principal Balance Trading Factor             0.98344289          0.00000000

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999
Series: 1998-1 Group V Pool 1410
Mortgage Trust

                                Page 1 of 1    Distribution Date: March 25, 1999

     Class                                           Portfolio             V-A-1-L             V-A-2-L             V-A-3-L
     Weighted Average Pass Through Rate              7.21817619%         7.16516119%         7.16516119%         7.16516119%
Original Principal Balance                       $235,481,387.71      $27,152,000.00      $20,100,000.00     $119,000,785.00
Beginning Principal Balance                      $165,601,869.65       $9,882,938.61      $11,529,491.24      $73,951,253.32
     Loans Transferred In                                  $0.00               $0.00               $0.00               $0.00
     Loans Transferred Out                                 $0.00               $0.00               $0.00               $0.00
     Principal Losses                                      $0.00               $0.00               $0.00               $0.00
     Other Principal Adjustments                           $0.00               $0.00               $0.00               $0.00
     Principal Distributed                         $7,314,956.89       $1,800,369.91         $893,510.40       $4,696,596.95
     Principal Allocation Factor                      0.03106384          0.06630708          0.04445325          0.03946694
     Scheduled Interest                              $996,119.56          $59,010.71          $68,842.22         $441,560.54
     Scheduled Interest Allocation Factor             0.00423014          0.00217335          0.00342499          0.00371057
     Interest Adjustment                                  $23.76               $1.41               $1.64              $10.53
     Interest Adjustment Allocation Factor            0.00000010          0.00000005          0.00000008          0.00000009
     Net Interest Distributed                        $996,143.32          $59,012.12          $68,843.86         $441,571.07
     Distributed Allocation Factor                    0.00423024          0.00217340          0.00342507          0.00371066
         Other Distribution                                $0.00               $0.00               $0.00               $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000          0.00000000          0.00000000
         Ending Total Distribution                 $8,311,100.21       $1,859,382.03         $962,354.26       $5,138,168.02
         Ending Principal Balance                $158,286,912.76       $8,082,568.70      $10,635,980.84      $69,254,656.37
         Principal Balance Trading Factor             0.67218439          0.29767858          0.52915328          0.58196806

     Class                                             V-A-4-L             V-A-7-L              V-A-9-L             V-B-1-L
     Weighted Average Pass Through Rate              7.21817619%             7.4454%          7.21817619%         7.21817619%
Original Principal Balance                        $29,399,000.00      $20,500,000.00       $10,499,000.00       $4,356,405.00
Beginning Principal Balance                       $28,949,978.74      $22,253,882.07       $10,338,645.10       $4,289,868.10
     Loans Transferred In                                  $0.00               $0.00                $0.00               $0.00
     Loans Transferred Out                                 $0.00               $0.00                $0.00               $0.00
     Principal Losses                                      $0.00               $0.00                $0.00               $0.00
     Other Principal Adjustments                           $0.00               $0.00                $0.00               $0.00
     Principal Distributed                            $37,742.08        ($138,077.50)          $13,478.49           $5,592.70
     Principal Allocation Factor                      0.00128379         -0.00673549           0.00128379          0.00128379
     Scheduled Interest                              $174,138.37         $138,074.21           $62,188.47          $25,804.19
     Scheduled Interest Allocation Factor             0.00592328          0.00673533           0.00592328          0.00592328
     Interest Adjustment                                   $4.15               $3.29                $1.48               $0.62
     Interest Adjustment Allocation Factor            0.00000014          0.00000016           0.00000014          0.00000014
     Net Interest Distributed                        $174,142.52         $138,077.50           $62,189.95          $25,804.81
     Distributed Allocation Factor                    0.00592342          0.00673549           0.00592342          0.00592342
         Other Distribution                                $0.00               $0.00                $0.00               $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000           0.00000000          0.00000000
         Ending Total Distribution                   $211,884.60               $0.00           $75,668.44          $31,397.51
         Ending Principal Balance                 $28,912,236.66      $22,391,959.57       $10,325,166.61       $4,284,275.40
         Principal Balance Trading Factor             0.98344286          1.09229071           0.98344286          0.98344286

     Class                                             V-B-2-L             V-B-3-L             V-B-4-L             V-B-5-L
     Weighted Average Pass Through Rate              7.21817619%         7.21817619%         7.21817619%         7.21817619%
Original Principal Balance                         $1,883,851.00         $941,925.00         $588,703.00         $235,481.00
Beginning Principal Balance                        $1,855,078.30         $927,538.63         $579,711.53         $231,884.41
     Loans Transferred In                                  $0.00               $0.00               $0.00               $0.00
     Loans Transferred Out                                 $0.00               $0.00               $0.00               $0.00
     Principal Losses                                      $0.00               $0.00               $0.00               $0.00
     Other Principal Adjustments                           $0.00               $0.00               $0.00               $0.00
     Principal Distributed                             $2,418.47           $1,209.23             $755.77             $302.31
     Principal Allocation Factor                      0.00128379          0.00128379          0.00128379          0.00128380
     Scheduled Interest                               $11,158.57           $5,579.28           $3,487.05           $1,394.82
     Scheduled Interest Allocation Factor             0.00592328          0.00592327          0.00592328          0.00592328
     Interest Adjustment                                   $0.27               $0.13               $0.08               $0.03
     Interest Adjustment Allocation Factor            0.00000014          0.00000014          0.00000014          0.00000013
     Net Interest Distributed                         $11,158.84           $5,579.41           $3,487.13           $1,394.85
     Distributed Allocation Factor                    0.00592342          0.00592341          0.00592341          0.00592341
         Other Distribution                                $0.00               $0.00               $0.00               $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000          0.00000000          0.00000000
         Ending Total Distribution                    $13,577.31           $6,788.64           $4,242.90           $1,697.16
         Ending Principal Balance                  $1,852,659.83         $926,329.40         $578,955.76         $231,582.10
         Principal Balance Trading Factor             0.98344287          0.98344284          0.98344286          0.98344283
     Class                                             V-B-6-L                  R
     Weighted Average Pass Through Rate              7.21817619%         7.21817619%
Original Principal Balance                           $824,187.71              $50.00
Beginning Principal Balance                          $811,599.62               $0.00
     Loans Transferred In                                  $0.00               $0.00
     Loans Transferred Out                                 $0.00               $0.00
     Principal Losses                                      $0.00               $0.00
     Other Principal Adjustments                           $0.00               $0.00
     Principal Distributed                             $1,058.08               $0.00
     Principal Allocation Factor                      0.00128379          0.00000000
     Scheduled Interest                                $4,881.89              ($0.76)
     Scheduled Interest Allocation Factor             0.00592327         -0.01520000
     Interest Adjustment                                   $0.12               $0.01
     Interest Adjustment Allocation Factor            0.00000015          0.00020000
     Net Interest Distributed                          $4,882.01              ($0.75)
     Distributed Allocation Factor                    0.00592342         -0.01500000
         Other Distribution                                $0.00               $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000
         Ending Total Distribution                     $5,940.09              ($0.75)
         Ending Principal Balance                    $810,541.54               $0.00
         Principal Balance Trading Factor             0.98344289          0.00000000

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999
Series: 1998-1 Group V Pool 1410
Group V Trust

                                Page 1 of 1    Distribution Date: March 25, 1999

     Class                                          Portfolio                 V-1                 V-2                 V-3
     Weighted Average Pass Through Rate              7.21817619%         7.21817619%         9.21817619%         7.21817619%
Original Principal Balance                       $235,481,387.71     $235,195,234.25          $50,622.12         $184,859.22
Beginning Principal Balance                      $165,601,869.65     $165,417,456.83          $18,810.96         $146,790.90
     Loans Transferred In                                  $0.00               $0.00               $0.00               $0.00
     Loans Transferred Out                                 $0.00               $0.00               $0.00               $0.00
     Principal Losses                                      $0.00               $0.00               $0.00               $0.00
     Other Principal Adjustments                           $0.00               $0.00               $0.00               $0.00
     Principal Distributed                         $7,314,956.89       $7,305,315.32           $2,326.61           $4,988.35
     Principal Allocation Factor                      0.03106384          0.03106064          0.04596034          0.02698459
     Scheduled Interest                              $996,119.56         $995,010.29             $144.50             $882.97
     Scheduled Interest Allocation Factor             0.00423014          0.00423057          0.00285448          0.00477645
     Interest Adjustment                                  $23.76              $23.73               $0.00               $0.02
     Interest Adjustment Allocation Factor            0.00000010          0.00000010          0.00000000          0.00000011
     Net Interest Distributed                        $996,143.32         $995,034.02             $144.50             $882.99
     Distributed Allocation Factor                    0.00423024          0.00423067          0.00285448          0.00477655
         Other Distribution                                $0.00               $0.00               $0.00               $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000          0.00000000          0.00000000
         Ending Total Distribution                 $8,311,100.21       $8,300,349.34           $2,471.11           $5,871.34
         Ending Principal Balance                $158,286,912.76     $158,112,141.51          $16,484.35         $141,802.55
         Principal Balance Trading Factor             0.67218439          0.67225912          0.32563532          0.76708400

     Class                                                V-4                 R-2
     Weighted Average Pass Through Rate              5.21817619%         7.21817619%
Original Principal Balance                            $50,622.12              $50.00
Beginning Principal Balance                           $18,810.96               $0.00
     Loans Transferred In                                  $0.00               $0.00
     Loans Transferred Out                                 $0.00               $0.00
     Principal Losses                                      $0.00               $0.00
     Other Principal Adjustments                           $0.00               $0.00
     Principal Distributed                             $2,326.61               $0.00
     Principal Allocation Factor                      0.04596034          0.00000000
     Scheduled Interest                                   $81.80               $0.00
     Scheduled Interest Allocation Factor             0.00161589          0.00000000
     Interest Adjustment                                   $0.00               $0.01
     Interest Adjustment Allocation Factor            0.00000000          0.00020000
     Net Interest Distributed                             $81.80               $0.01
     Distributed Allocation Factor                    0.00161589          0.00020000
         Other Distribution                                $0.00               $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000
         Ending Total Distribution                     $2,408.41               $0.01
         Ending Principal Balance                     $16,484.35               $0.00
         Principal Balance Trading Factor             0.32563532          0.00000000

                    PNCMS
      MORTGAGE PASS-THROUGH CERTIFICATES
          SERIES 1998-2, CLASS III-P

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998-2 Group I (1416)                   WEIGHTED AVERAGE PC RATE: 8.0233
--------------------------------------------------------------------------------

ISSUE DATE: 02/24/1998
CERTIFICATE BALANCE AT ISSUE: $218,667,990.17

                                                                                 CERTIFICATE
                                                              TOTAL              ACCOUNT             CERTIFICATE
                                                              NUMBER OF          ACTIVITY            BALANCE
                                                              MORTGAGES          (@ PC RATE)         OUTSTANDING
                                                              ---------          -----------         -----------
BALANCES FROM LAST FISCAL MONTH-END:                            1365                               $163,263,026.24
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                    $121,014.53
 Unscheduled Principal Collection/Reversals                                          $31,300.76
 Liquidations-in-full                                            46               $6,545,720.42
 Principal Balance Sales Adjustments                                                      $0.00
 Net Principal Distributed                                                        $6,698,035.71     ($6,698,035.71)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                         $0.00

BALANCE CURRENT FISCAL MONTH-END:                               1319                               $156,564,990.53

SCHEDULED INTEREST AT MORTGAGE RATE:                                              $1,131,372.43

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                               $2.43
 Interest Sales Adjustments                                                               $0.00
 Interest Accrual Adjustment                                                              $0.00
 Interest Uncollected on Liquidation                                                      $0.00
 Interest Uncollected on Non-Earning Assets                                               $0.00
 Net Unscheduled Interest Distributed                                                     $2.43

OTHER:
 Loan Conversion Fees                                                                     $0.00
 Expense Reimbursements                                                                   $0.00
 Gain on Liquidations                                                                     $0.00
 Hazard Insurance Premium Refunds                                                         $0.00
 Net Other Distributions                                                                  $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                    $39,606.69

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                            $0.09
 Servicing Fees Sales Adjustments                                                         $0.00
 Servicing Fees Accrual Adjustments                                                       $0.00
 Servicing Fees Uncollected on Liquidation                                                $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                            $0.00
 Net Unscheduled Service Fees Distributed                                                 $0.09

MISCELLANEOUS EXPENSES:                                                                   $0.00

NET FUNDS DISTRIBUTED:                                                            $7,789,803.79

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998-2 Group I (1416)                   WEIGHTED AVERAGE PC RATE: 8.0233
--------------------------------------------------------------------------------

--------------------------------------------------
  AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
--------------------------------------------------

          LOAN COUNT OF    AGGREGATE LOSS
         INCURRED LOSSES     AMOUNT
         ---------------     ------
                0             $0.00
--------------------------------------------------

--------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                      SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
------------------------------------------------------------------------------------------------------------------------

 PRINCIPAL                 SCHEDULED                  INTEREST               NET INTEREST                     TOTAL
DISTRIBUTION              INTEREST DUE               ADJUSTMENT              DISTRIBUTION       OTHER      DISTRIBUTION
------------              ------------               ----------              ------------       -----      ------------
$6,698,035.71             $1,091,765.74                $2.34                 $1,091,768.08      $0.00      $7,789,803.79
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                                ORIGINAL                CLAIMS IN               CLAIMS                                    COVERAGE
INSURANCE TYPE                   BALANCE                 PROGRESS                 PAID           ADJUSTMENTS              REMAINING
MPI                                   $0.00                 $0.00                $0.00                 $0.00                 $0.00

SPECIAL HAZARD                $2,797,971.00                 $0.00                $0.00                 $0.00         $2,797,971.00

BANKRUPTCY BOND
SINGLE-UNITS                    $100,589.00                 $0.00                $0.00                 $0.00           $100,589.00
MULTI-UNITS                           $0.00                 $0.00                $0.00                 $0.00                 $0.00

MORTGAGE REPURCHASE           $5,595,944.00                 $0.00                $0.00                 $0.00         $5,595,944.00

DELINQUENT INSTALLMENTS

  ONE                                                     TWO                                                 THREE

 COUNT      PRIN BALANCE                              COUNT      PRIN BALANCE                                 COUNT     PRIN BALANCE
   37      $4,464,094.19                                3         $391,286.68                                   1        $77,216.15

                         IN FORECLOSURE                                               ACQUIRED

                              COUNT      PRIN BALANCE                                  COUNT     PRIN BALANCE
                                8            $878,024.18                                 3       $333,694.40

The Group C-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group I and II Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated February 24, 1998, pursuant to which certain of the Group I and II Certificates were offered. The Special Hazard coverage, Bankruptcy coverage and Fraud coverage (collectively, "Credit Enhancements") provided by the C-B Certificates provide coverages to the Group I and Group II Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in other Loan Group or Loan Groups have not sustained any losses. The Class Principal Balances of the Class C-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

              CLASS                         CLASS PRINCIPAL BALANCE
              C-B-1                             $10,392,153.29
              C-B-2                              $3,464,050.46
              C-B-3                              $2,078,429.88
              C-B-4                              $1,385,619.59
              C-B-5                                $969,934.22
              C-B-6                              $1,108,501.71

              Total                             $19,398,689.15

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $2,797,971.00, $100,589.00, $5,595,944.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES: 1998-2 Group I (1416)

         Interest Rate
------------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999               6.7500             6.5000             6.4500            289.000         $98,663.78                  1
6.0000 - 6.4999               7.3306             7.0806             7.0344            332.874      $1,775,080.61                 14
6.5000 - 6.9999               7.7970             7.5470             7.5040            343.357     $29,115,673.99                217
7.0000 - 7.4999               8.2137             7.9637             7.9229            345.268     $65,554,669.84                546
7.5000 - 7.9999               8.6478             8.3978             8.3575            345.071     $52,354,090.75                467
8.0000 - 8.4999               9.0851             8.8351             8.7951            344.907      $7,284,578.58                 71
8.5000 - 8.9999               9.5877             9.3377             9.2977            345.000        $382,232.98                  3
9.0000 - 9.4999
9.5000 - 9.9999
10.0000-10.4999
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999             8.3143             8.0643             8.0233            344.654    $156,564,990.53               1319

Pool Totals                   8.3209             8.0709             8.0299            347.600    $178,431,656.76               1475

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998 - 2 Group I & Group II (1416 & 1417)

                             PNC WEIGHTED AVERAGE PC RATE (1416):         8.0233
                             PNC WEIGHTED AVERAGE PC RATE (1417):         7.9948
                                        WEIGHTED AVERAGE PC RATE:         8.0174
--------------------------------------------------------------------------------

ISSUE DATE: 02/01/1998
CERTIFICATE BALANCE AT ISSUE:                $279,797,192.13

                                                                ---------------------------------------------------
                                                                                     Group I

                                                                                  CERTIFICATE
                                                                TOTAL             ACCOUNT           CERTIFICATE
                                                                NUMBER OF         ACTIVITY          BALANCE
                                                                MORTGAGES         (@ PC RATE)       OUTSTANDING
                                                                ---------------------------------------------------
BALANCES FROM LAST FISCAL MONTH-END:                               1365                            $163,263,026.24
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                  $121,014.53
 Unscheduled Principal Collection/Reversals                                        $31,300.76
 Liquidations-in-full                                               46          $6,545,720.42
 Principal Balance Sales Adjustments                                                    $0.00
 Net Principal Distributed                                                      $6,698,035.71       ($6,698,035.71)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                         $0.00

BALANCE CURRENT FISCAL MONTH-END:                                  1319                            $156,564,990.53

SCHEDULED INTEREST AT MORTGAGE RATE:                                            $1,131,372.43

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                             $2.43
 Interest Sales Adjustments                                                             $0.00
 Interest Accrual Adjustment                                                            $0.00
 Interest Uncollected on Liquidation                                                    $0.00
 Interest Uncollected on Non-Earning Assets                                             $0.00
 Net Unscheduled Interest Distributed                                                   $2.43

OTHER:
 Loan Conversion Fees                                                                   $0.00
 Expense Reimbursements                                                                 $0.00
 Gain on Liquidations                                                                   $0.00
 Hazard Insurance Premium Refunds                                                       $0.00
 Net Other Distributions                                                                $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                  $39,606.69

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                          $0.09
 Servicing Fees Sales Adjustments                                                       $0.00
 Servicing Fees Accrual Adjustments                                                     $0.00
 Servicing Fees Uncollected on Liquidation                                              $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                          $0.00
 Net Unscheduled Service Fees Distributed                                               $0.09

MISCELLANEOUS EXPENSES:                                                                 $0.00

NET FUNDS DISTRIBUTED:                                                          $7,789,803.79
                                                                ---------------------------------------------------

                                                                --------------------------------------------------
                                                                                    Group II

                                                                                   CERTIFICATE
                                                                TOTAL              ACCOUNT            CERTIFICATE
                                                                NUMBER OF          ACTIVITY           BALANCE
                                                                MORTGAGES          (@ PC RATE)        OUTSTANDING
                                                                -------------------------------------------------
BALANCES FROM LAST FISCAL MONTH-END:                             343                                  $42,948,896.29
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                      $42,339.01
 Unscheduled Principal Collection/Reversals                                           $23,689.29
 Liquidations-in-full                                             17               $2,144,692.92
 Principal Balance Sales Adjustments                                                       $0.00
 Net Principal Distributed                                                         $2,210,721.22      ($2,210,721.22)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                           $0.00

BALANCE CURRENT FISCAL MONTH-END:                                326                                  $40,738,175.07

SCHEDULED INTEREST AT MORTGAGE RATE:                                                 $296,610.43

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                $1.33
 Interest Sales Adjustments                                                                $0.00
 Interest Accrual Adjustment                                                               $0.00
 Interest Uncollected on Liquidation                                                       $0.00
 Interest Uncollected on Non-Earning Assets                                                $0.00
 Net Unscheduled Interest Distributed                                                      $1.33

OTHER:
 Loan Conversion Fees                                                                      $0.00
 Expense Reimbursements                                                                    $0.00
 Gain on Liquidations                                                                      $0.00
 Hazard Insurance Premium Refunds                                                          $0.00
 Net Other Distributions                                                                   $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                     $10,379.32

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                             $0.00
 Servicing Fees Sales Adjustments                                                          $0.00
 Servicing Fees Accrual Adjustments                                                        $0.00
 Servicing Fees Uncollected on Liquidation                                                 $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                             $0.00
 Net Unscheduled Service Fees Distributed                                                  $0.00

MISCELLANEOUS EXPENSES:                                                                    $0.00

NET FUNDS DISTRIBUTED:                                                             $2,496,953.66
                                                                --------------------------------------------------

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998 - 2 Group I & Group II (1416 & 1417)

                                     PNC WEIGHTED AVERAGE PC RATE (1417): 7.9948
--------------------------------------------------------------------------------

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------

        LOAN COUNT OF     AGGREGATE LOSS
      INCURRED LOSSES        AMOUNT
      ---------------        ------
             0                $0.00
---------------------------------------------

---------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                  SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------------------------------

 PRINCIPAL            SCHEDULED              INTEREST                 NET INTEREST                   TOTAL
DISTRIBUTION         INTEREST DUE           ADJUSTMENT                DISTRIBUTION      OTHER     DISTRIBUTION
------------         ------------           ----------                ------------      -----     ------------
$8,908,756.93        $1,377,996.85             $3.67                  $1,378,000.52     $0.00     $10,286,757.45
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------


* Aggregate Loss Amount and Count do not include this month's activity


--------------------------------------------------------------------------------------------------------------------------
INSURANCE RESERVES       COMBINED     Group I   Group II   Group I   Group II   Group I        Group II       COMBINED

                         ORIGINAL    CLAIMS IN  CLAIMS IN   CLAIMS    CLAIMS                                      COVERAGE
INSURANCE TYPE            BALANCE    PROGRESS   PROGRESS     PAID      PAID    ADJUSTMENTS    ADJUSTMENTS        REMAINING
MPI                           $0.00    $0.00      $0.00      $0.00     $0.00      $0.00         $0.00                $0.00

SPECIAL HAZARD        $2,797,971.00    $0.00      $0.00      $0.00     $0.00      $0.00         $0.00        $2,797,971.00

BANKRUPTCY BOND
SINGLE-UNITS            $100,589.00    $0.00      $0.00      $0.00     $0.00      $0.00         $0.00          $100,589.00
MULTI-UNITS                   $0.00    $0.00      $0.00      $0.00     $0.00      $0.00         $0.00                $0.00

MORTGAGE REPURCHASE   $5,595,944.00    $0.00      $0.00      $0.00     $0.00      $0.00         $0.00        $5,595,944.00
--------------------------------------------------------------------------------------------------------------------------

DELINQUENT INSTALLMENTS
--------------------------------------------------------------------------------------------------------------------------
  ONE (Group II )                                 TWO (Group II )                           THREE (Group II )

 COUNT  PRIN BALANCE                           COUNT   PRIN BALANCE                      COUNT      PRIN BALANCE
   8    $936,813.68                              2      $112,973.37                       0             $0.00

                     FORECLOSURE    (Group II )                        REO (Group II )

                        COUNT      PRIN BALANCE                     COUNT   PRIN BALANCE
                          1         $152,042.98                       1      $166,282.25
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
  ONE (Group I )                                 TWO (Group I )                           THREE (Group I )

 COUNT  PRIN BALANCE                           COUNT   PRIN BALANCE                      COUNT      PRIN BALANCE
  37    $4,464,094.19                            3      $391,286.68                       1          $77,216.15

                     FORECLOSURE (Group I )                          ACQUIRED (Group I )

                        COUNT    PRIN BALANCE                       COUNT   PRIN BALANCE
                          8      $878,024.18                          3       $333,694.40
--------------------------------------------------------------------------------------------------------------------------

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998 - 2 Group I  & Group II (1416 & 1417)

Interest Rate               Interest Rate    Net Rate   Pass Through Rate   Remaining Term     Principal Balance  Number Of Loans
--------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999                    7.1250      6.8750           6.8350             166.000        $110,696.59                  1
7.5000 - 7.9999                    7.7661      7.5161           7.4761             165.311      $6,915,658.09                 50
8.0000 - 8.4999                    8.1963      7.9463           7.9063             165.297     $19,558,677.38                147
8.5000 - 8.9999                    8.6432      8.3932           8.3532             165.118     $13,399,012.24                121
9.0000 - 9.4999                    9.0663      8.8163           8.7763             165.079        $629,229.26                  6
9.5000 - 9.9999                    9.5000      9.2500           9.2100             164.000        $124,901.51                  1
10.0000-10.4999
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                        8.2848      8.0348           7.9948             165.235     $40,738,175.07                326

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999
Series: 1998-2 Group I & Group II Pool 1416 & Pool 1417
Certificate Trust

                                               Distribution Date: March 25, 1999

     Class                                          Portfolio              I-A-1                     I-X                  I-P
     Weighted Average Pass Through Rate                   8.0188%               7.000%               7.000%
Original Principal Balance                        $279,797,192.13      $203,349,192.00                $0.00           $12,038.15
Beginning Principal Balance                       $206,211,922.53      $148,070,516.20                $0.00           $11,845.53
     Loans Transferred In                                   $0.00                $0.00                $0.00                $0.00
     Loans Transferred Out                                  $0.00                $0.00                $0.00                $0.00
     Principal Losses                                       $0.00                $0.00                $0.00                $0.00
     Other Principal Adjustments                            $0.00                $0.00                $0.00                $0.00
     Principal Distributed                          $8,908,756.93        $6,686,765.33                $0.00               $18.74
     Principal Allocation Factor                       0.03184005           0.03288317           0.00000000           0.00155672
     Scheduled Interest                             $1,377,996.85          $863,744.68          $139,487.51                $0.00
     Scheduled Interest Allocation Factor              0.00492498           0.00424759           0.00000000           0.00000000
     Interest Adjustment                                    $3.67                $2.30                $0.37                $0.00
     Interest Adjustment Allocation Factor             0.00000001           0.00000001           0.00000000           0.00000000
     Net Interest Distributed                       $1,378,000.52          $863,746.98          $139,487.88                $0.00
     Distributed Allocation Factor                     0.00492500           0.00424760           0.00000000           0.00000000
         Other Distribution                                 $0.00                $0.00                $0.00                $0.00
         Other Distribution Allocation Factor          0.00000000           0.00000000           0.00000000           0.00000000
         Ending Total Distribution                 $10,286,757.45        $7,550,512.31          $139,487.88               $18.74
         Ending Principal Balance                 $197,303,165.60      $141,383,750.87                $0.00           $11,826.79
         Principal Balance Trading Factor              0.70516492           0.69527570           0.00000000           0.98244248

     Class                                            II-A-1                 II-X                 II-P                C-B-1
     Weighted Average Pass Through Rate                    7.000%               7.000%                                    7.000%
Original Principal Balance                         $56,847,519.00                $0.00            $2,637.89       $10,492,394.00
Beginning Principal Balance                        $38,712,835.09                $0.00            $2,611.56       $10,400,416.69
     Loans Transferred In                                   $0.00                $0.00                $0.00                $0.00
     Loans Transferred Out                                  $0.00                $0.00                $0.00                $0.00
     Principal Losses                                       $0.00                $0.00                $0.00                $0.00
     Other Principal Adjustments                            $0.00                $0.00                $0.00                $0.00
     Principal Distributed                          $2,206,545.59                $0.00                $2.27            $8,263.40
     Principal Allocation Factor                       0.03881516           0.00000000           0.00086054           0.00078756
     Scheduled Interest                               $225,824.87           $35,711.13                $0.00           $60,669.10
     Scheduled Interest Allocation Factor              0.00397247           0.00000000           0.00000000           0.00578220
     Interest Adjustment                                    $0.60                $0.10                $0.00                $0.16
     Interest Adjustment Allocation Factor             0.00000001           0.00000000           0.00000000           0.00000002
     Net Interest Distributed                         $225,825.47           $35,711.23                $0.00           $60,669.26
     Distributed Allocation Factor                     0.00397248           0.00000000           0.00000000           0.00578221
         Other Distribution                                 $0.00                $0.00                $0.00                $0.00
         Other Distribution Allocation Factor          0.00000000           0.00000000           0.00000000           0.00000000
         Ending Total Distribution                  $2,432,371.06           $35,711.23                $2.27           $68,932.66
         Ending Principal Balance                  $36,506,289.50                $0.00            $2,609.29       $10,392,153.29
         Principal Balance Trading Factor              0.64217912           0.00000000           0.98915800           0.99044635

     Class                                              C-B-2                C-B-3                C-B-4                C-B-5
     Weighted Average Pass Through Rate                    7.000%               7.000%               7.000%               7.000%
Original Principal Balance                          $3,497,464.00        $2,098,478.00        $1,398,985.00          $979,290.00
Beginning Principal Balance                         $3,466,804.92        $2,080,082.56        $1,386,721.38          $970,705.47
     Loans Transferred In                                   $0.00                $0.00                $0.00                $0.00
     Loans Transferred Out                                  $0.00                $0.00                $0.00                $0.00
     Principal Losses                                       $0.00                $0.00                $0.00                $0.00
     Other Principal Adjustments                            $0.00                $0.00                $0.00                $0.00
     Principal Distributed                              $2,754.46            $1,652.68            $1,101.79              $771.25
     Principal Allocation Factor                       0.00078756           0.00078756           0.00078756           0.00078756
     Scheduled Interest                                $20,223.03           $12,133.81            $8,089.21            $5,662.45
     Scheduled Interest Allocation Factor              0.00578220           0.00578220           0.00578220           0.00578220
     Interest Adjustment                                    $0.05                $0.03                $0.02                $0.02
     Interest Adjustment Allocation Factor             0.00000001           0.00000001           0.00000001           0.00000002
     Net Interest Distributed                          $20,223.08           $12,133.84            $8,089.23            $5,662.47
     Distributed Allocation Factor                     0.00578221           0.00578221           0.00578221           0.00578222
         Other Distribution                                 $0.00                $0.00                $0.00                $0.00
         Other Distribution Allocation Factor          0.00000000           0.00000000           0.00000000           0.00000000
         Ending Total Distribution                     $22,977.54           $13,786.52            $9,191.02            $6,433.72
         Ending Principal Balance                   $3,464,050.46        $2,078,429.88        $1,385,619.59          $969,934.22
         Principal Balance Trading Factor              0.99044635           0.99044635           0.99044635           0.99044636

     Class                                              C-B-6                    R
     Weighted Average Pass Through Rate                    7.000%
Original Principal Balance                          $1,119,194.09                $0.00
Beginning Principal Balance                         $1,109,383.13                $0.00            Class I-X Notional Amt
     Loans Transferred In                                   $0.00                $0.00            ----------------------
     Loans Transferred Out                                  $0.00                $0.00                $23,912,144.40
     Principal Losses                                       $0.00                $0.00
     Other Principal Adjustments                            $0.00                $0.00            Class II-X Notional Amt
     Principal Distributed                                $881.42                $0.00            ----------------------
     Principal Allocation Factor                       0.00078755           0.00000000                $6,121,907.62
     Scheduled Interest                                 $6,471.40              ($20.34)
     Scheduled Interest Allocation Factor              0.00578220           0.00000000                Group I Ending
     Interest Adjustment                                    $0.02                $0.00              Principal Balance
     Interest Adjustment Allocation Factor             0.00000002           0.00000000              -----------------
     Net Interest Distributed                           $6,471.42              ($20.34)                $156,564,990.53
     Distributed Allocation Factor                     0.00578221           0.00000000
         Other Distribution                                 $0.00                $0.00               Group II Ending
         Other Distribution Allocation Factor          0.00000000           0.00000000              Principal Balance
         Ending Total Distribution                      $7,352.84              ($20.34)             -----------------
         Ending Principal Balance                   $1,108,501.71                $0.00               $40,738,175.07
         Principal Balance Trading Factor              0.99044636           0.00000000

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998-2 Group III (1418)                 WEIGHTED AVERAGE PC RATE: 7.2628
--------------------------------------------------------------------------------

ISSUE DATE: 02/24/1998
CERTIFICATE BALANCE AT ISSUE:         $193,393,756.76

                                                                                              CERTIFICATE
                                                                             TOTAL            ACCOUNT              CERTIFICATE
                                                                             NUMBER OF        ACTIVITY             BALANCE
                                                                             MORTGAGES        (@ PC RATE)          OUTSTANDING
                                                                             ---------        -----------          -----------
BALANCES FROM LAST FISCAL MONTH-END:                                           428                                $132,548,144.75
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                                  $424,764.91
 Unscheduled Principal Collection/Reversals                                                        $88,283.15
 Liquidations-in-full                                                           18              $7,211,513.11
 Principal Balance Sales Adjustments                                                                    $0.00
 Net Principal Distributed                                                                      $7,724,561.17      ($7,724,561.17)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                        $0.00

BALANCE CURRENT FISCAL MONTH-END:                                              410                                $124,823,583.58

SCHEDULED INTEREST AT MORTGAGE RATE:                                                              $834,343.87

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                            ($0.84)
 Interest Sales Adjustments                                                                             $0.00
 Interest Accrual Adjustment                                                                            $0.00
 Interest Uncollected on Liquidation                                                                    $0.00
 Interest Uncollected on Non-Earning Assets                                                             $0.00
 Net Unscheduled Interest Distributed                                                                  ($0.84)

OTHER:
 Loan Conversion Fees                                                                                   $0.00
 Expense Reimbursements                                                                                 $0.00
 Gain on Liquidations                                                                                   $0.00
 Hazard Insurance Premium Refunds                                                                       $0.00
 Net Other Distributions                                                                                $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                                  $31,452.72

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                         ($0.02)
 Servicing Fees Sales Adjustments                                                                       $0.00
 Servicing Fees Accrual Adjustments                                                                     $0.00
 Servicing Fees Uncollected on Liquidation                                                              $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                          $0.00
 Net Unscheduled Service Fees Distributed                                                              ($0.02)

MISCELLANEOUS EXPENSES:                                                                                 $0.00

NET FUNDS DISTRIBUTED:                                                                          $8,527,451.50

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES:  1998-2 Group III (1418)                WEIGHTED AVERAGE PC RATE: 7.2628
--------------------------------------------------------------------------------

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------

        LOAN COUNT OF     AGGREGATE LOSS
       INCURRED LOSSES       AMOUNT
       ---------------       ------
              0              $0.00
---------------------------------------------

---------------------------------------------

----------------------------------------------------------------------------------------------------
                           SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------------------

 PRINCIPAL             SCHEDULED            INTEREST       NET INTEREST                   TOTAL
DISTRIBUTION          INTEREST DUE         ADJUSTMENT      DISTRIBUTION       OTHER    DISTRIBUTION
------------          ------------         ----------      ------------       -----    ------------
$7,724,561.17         $802,891.15           ($0.82)        $802,890.33        $0.00    $8,527,451.50
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                               ORIGINAL         CLAIMS IN             CLAIMS                               COVERAGE
INSURANCE TYPE                  BALANCE          PROGRESS               PAID        ADJUSTMENTS           REMAINING
MPI                              $0.00              $0.00              $0.00              $0.00              $0.00

SPECIAL HAZARD           $2,520,000.00              $0.00              $0.00              $0.00      $2,520,000.00

BANKRUPTCY BOND
SINGLE-UNITS               $100,000.00              $0.00              $0.00              $0.00        $100,000.00
MULTI-UNITS                      $0.00              $0.00              $0.00              $0.00              $0.00

MORTGAGE REPURCHASE      $1,933,937.00              $0.00              $0.00              $0.00      $1,933,937.00

DELINQUENT INSTALLMENTS

  ONE                                                    TWO                                         THREE

 COUNT      PRIN BALANCE                                COUNT     PRIN BALANCE                       COUNT    PRIN BALANCE
   6        $1,872,664.47                                 1       $221,600.31                          0         $0.00

                         IN FORECLOSURE                                         ACQUIRED

                             COUNT      PRIN BALANCE                              COUNT      PRIN BALANCE
                               1        $265,559.17                                 0           $0.00

The Group III-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group III Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated February 24, 1998, pursuant to which certain of the Group III Certificates were offered.

The Class Principal Balances of the Class III-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

              CLASS                CLASS PRINCIPAL BALANCE
             III-B-1                  $4,003,184.16
             III-B-2                    $744,778.58
             III-B-3                    $558,583.66
             III-B-4                    $465,486.25
             III-B-5                    $372,388.82
             III-B-6                    $372,392.63

              Total                   $6,516,814.10

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $2,520,000.00, $100,000.00, $1,933,937.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998-2 Group III (1418)

Interest Rate             Interest Rate     Net Rate   Pass Through Rate   Remaining Term      Principal Balance    Number Of Loans
-----------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999                  6.3750       6.1250             6.0750           164.000           $254,271.15                   1
7.5000 - 7.9999                  6.7826       6.5879             6.5103           163.251         $6,513,527.55                  21
8.0000 - 8.4999                  7.2252       7.0060             6.9406           163.808        $49,100,246.77                 139
8.5000 - 8.9999                  7.6510       7.4287             7.3667           162.712        $47,804,324.79                 166
9.0000 - 9.4999                  8.1809       7.9402             7.8932           163.497        $15,014,091.09                  54
9.5000 - 9.9999                  8.5885       8.3385             8.2976           165.041         $5,563,662.19                  25
10.0000-10.4999                  9.0000       8.7500             8.7062           164.622           $573,460.04                   4
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals

                                 7.5473       7.3240             7.2628           163.380       $124,823,583.58                 410

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999
Series: 1998-2 Group III Pool 1418
Certificate Trust

                                               Distribution Date: March 25, 1999

     Class                                          Portfolio              III-A-1              III-A-2             III-A-3
     Weighted Average Pass Through Rate                  7.2688%               6.750%               6.750%              6.750%
Original Principal Balance                       $193,393,756.76       $75,000,000.00       $28,100,000.00      $18,000,000.00
Beginning Principal Balance                      $132,548,144.75       $43,280,896.32          $609,695.22      $18,000,000.00
     Loans Transferred In                                  $0.00                $0.00                $0.00               $0.00
     Loans Transferred Out                                 $0.00                $0.00                $0.00               $0.00
     Principal Losses                                      $0.00                $0.00                $0.00               $0.00
     Other Principal Adjustments                           $0.00                $0.00                $0.00               $0.00
     Principal Distributed                         $7,724,561.17        $4,059,964.90          $609,695.22       $2,908,994.13
     Principal Allocation Factor                      0.03994214           0.05413287           0.02169734          0.16161079
     Scheduled Interest                              $802,891.15          $243,455.04            $3,429.54         $101,250.00
     Scheduled Interest Allocation Factor             0.00415159           0.00324607           0.00012205          0.00562500
     Interest Adjustment                                  ($0.82)              ($0.25)               $0.00              ($0.10)
     Interest Adjustment Allocation Factor            0.00000000           0.00000000           0.00000000         -0.00000001
     Net Interest Distributed                        $802,890.33          $243,454.79            $3,429.54         $101,249.90
     Distributed Allocation Factor                    0.00415158           0.00324606           0.00012205          0.00562499
         Other Distribution                                $0.00                $0.00                $0.00               $0.00
         Other Distribution Allocation Factor         0.00000000           0.00000000           0.00000000          0.00000000
         Ending Total Distribution                 $8,527,451.50        $4,303,419.69          $613,124.76       $3,010,244.03
         Ending Principal Balance                $124,823,583.58       $39,220,931.43                $0.00      $15,091,005.87
         Principal Balance Trading Factor             0.64543750           0.52294575           0.00000000          0.83838922

Class                                                  III-A-4              III-A-5              III-A-6             III-A-7
Weighted Average Pass Through Rate                        6.750%               6.750%               6.750%              6.750%
Original Principal Balance                         $1,950,981.00       $15,700,000.00        $7,536,000.00      $40,000,000.00
Beginning Principal Balance                        $1,950,981.00       $15,700,000.00        $7,536,000.00      $38,634,752.05
Loans Transferred In                                       $0.00                $0.00                $0.00               $0.00
Loans Transferred Out                                      $0.00                $0.00                $0.00               $0.00
Principal Losses                                           $0.00                $0.00                $0.00               $0.00
Other Principal Adjustments                                $0.00                $0.00                $0.00               $0.00
Principal Distributed                                      $0.00                $0.00                $0.00         $123,757.40
Principal Allocation Factor                           0.00000000           0.00000000           0.00000000          0.00309394
Scheduled Interest                                    $10,974.27           $88,312.50           $42,390.00         $217,320.48
Scheduled Interest Allocation Factor                  0.00562500           0.00562500           0.00562500          0.00543301
Interest Adjustment                                       ($0.01)              ($0.09)              ($0.04)             ($0.22)
Interest Adjustment Allocation Factor                -0.00000001          -0.00000001          -0.00000001         -0.00000001
Net Interest Distributed                              $10,974.26           $88,312.41           $42,389.96         $217,320.26
Distributed Allocation Factor                         0.00562500           0.00562499           0.00562499          0.00543301
    Other Distribution                                     $0.00                $0.00                $0.00               $0.00
    Other Distribution Allocation Factor              0.00000000           0.00000000           0.00000000          0.00000000
    Ending Total Distribution                         $10,974.26           $88,312.41           $42,389.96         $341,077.66
    Ending Principal Balance                       $1,950,981.00       $15,700,000.00        $7,536,000.00      $38,510,994.65
    Principal Balance Trading Factor                  1.00000000           1.00000000           1.00000000          0.96277487

     Class                                              III-P                III-X              III-B-1             III-B-2
     Weighted Average Pass Through Rate                                         6.750%               6.750%              6.750%
Original Principal Balance                           $337,992.80                $0.00        $4,157,965.00         $773,575.00
Beginning Principal Balance                          $298,063.94                $0.00        $4,016,048.63         $747,171.97
     Loans Transferred In                                  $0.00                $0.00                $0.00               $0.00
     Loans Transferred Out                                 $0.00                $0.00                $0.00               $0.00
     Principal Losses                                      $0.00                $0.00                $0.00               $0.00
     Other Principal Adjustments                           $0.00                $0.00                $0.00               $0.00
     Principal Distributed                             $1,207.35                $0.00           $12,864.47           $2,393.39
     Principal Allocation Factor                      0.00357212           0.00000000           0.00309393          0.00309393
     Scheduled Interest                                    $0.00           $58,984.50           $22,590.27           $4,202.84
     Scheduled Interest Allocation Factor             0.00000000           0.00000000           0.00543301          0.00543301
     Interest Adjustment                                   $0.00               ($0.06)              ($0.02)              $0.00
     Interest Adjustment Allocation Factor            0.00000000           0.00000000           0.00000000          0.00000000
     Net Interest Distributed                              $0.00           $58,984.44           $22,590.25           $4,202.84
     Distributed Allocation Factor                    0.00000000           0.00000000           0.00543301          0.00543301
         Other Distribution                                $0.00                $0.00                $0.00               $0.00
         Other Distribution Allocation Factor         0.00000000           0.00000000           0.00000000          0.00000000
         Ending Total Distribution                     $1,207.35           $58,984.44           $35,454.72           $6,596.23
         Ending Principal Balance                    $296,856.59                $0.00        $4,003,184.16         $744,778.58
         Principal Balance Trading Factor             0.87829263           0.00000000           0.96277486          0.96277488

     Class                                             III-B-3              III-B-4              III-B-5             III-B-6
     Weighted Average Pass Through Rate                   6.750%               6.750%               6.750%              6.750%
Original Principal Balance                           $580,181.00          $483,484.00          $386,787.00         $386,790.96
Beginning Principal Balance                          $560,378.70          $466,982.12          $373,585.51         $373,589.34
     Loans Transferred In                                  $0.00                $0.00                $0.00               $0.00
     Loans Transferred Out                                 $0.00                $0.00                $0.00               $0.00
     Principal Losses                                      $0.00                $0.00                $0.00               $0.00
     Other Principal Adjustments                           $0.00                $0.00                $0.00               $0.00
     Principal Distributed                             $1,795.04            $1,495.87            $1,196.69           $1,196.71
     Principal Allocation Factor                      0.00309393           0.00309394           0.00309393          0.00309395
     Scheduled Interest                                $3,152.13            $2,626.77            $2,101.42           $2,101.44
     Scheduled Interest Allocation Factor             0.00543301           0.00543300           0.00543302          0.00543301
     Interest Adjustment                                   $0.00                $0.00                $0.00               $0.00
     Interest Adjustment Allocation Factor            0.00000000           0.00000000           0.00000000          0.00000000
     Net Interest Distributed                          $3,152.13            $2,626.77            $2,101.42           $2,101.44
     Distributed Allocation Factor                    0.00543301           0.00543300           0.00543302          0.00543301
         Other Distribution                                $0.00                $0.00                $0.00               $0.00
         Other Distribution Allocation Factor         0.00000000           0.00000000           0.00000000          0.00000000
         Ending Total Distribution                     $4,947.17            $4,122.64            $3,298.11           $3,298.15
         Ending Principal Balance                    $558,583.66          $465,486.25          $372,388.82         $372,392.63
         Principal Balance Trading Factor             0.96277482           0.96277488           0.96277491          0.96277491

     Class                                             R
     Weighted Average Pass Through Rate
Original Principal Balance                            $0.00
Beginning Principal Balance                           $0.00
     Loans Transferred In                             $0.00
     Loans Transferred Out                            $0.00
     Principal Losses                                 $0.00
     Other Principal Adjustments                      $0.00    III-X Notional Amt
     Principal Distributed                            $0.00    ------------------
     Principal Allocation Factor                 0.00000000      $10,486,133.05
     Scheduled Interest                              ($0.05)
     Scheduled Interest Allocation Factor        0.00000000
     Interest Adjustment                             ($0.03)
     Interest Adjustment Allocation Factor       0.00000000
     Net Interest Distributed                        ($0.08)
     Distributed Allocation Factor               0.00000000
         Other Distribution                           $0.00
         Other Distribution Allocation Factor    0.00000000
         Ending Total Distribution                   ($0.08)
         Ending Principal Balance                     $0.00
         Principal Balance Trading Factor        0.00000000

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998 - 2 Group IV (1419)                WEIGHTED AVERAGE PC RATE: 7.0414
--------------------------------------------------------------------------------

ISSUE DATE: 02/24/1998
CERTIFICATE BALANCE AT ISSUE:                   $134,617,180.49

                                                                                  CERTIFICATE
                                                               TOTAL              ACCOUNT               CERTIFICATE
                                                               NUMBER OF          ACTIVITY              BALANCE
                                                               MORTGAGES          (@ PC RATE)           OUTSTANDING
                                                               ---------          -----------           -----------
BALANCES FROM LAST FISCAL MONTH-END:                            276                                   $93,697,074.83
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                     $137,079.10
 Unscheduled Principal Collection/Reversals                                           $91,257.34
 Liquidations-in-full                                            7                 $1,860,643.99
 Principal Balance Sales Adjustments                                                       $0.00
 Net Principal Distributed                                                         $2,088,980.43      ($2,088,980.43)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                           $0.00

BALANCE CURRENT FISCAL MONTH-END:                               269                                   $91,608,094.40

SCHEDULED INTEREST AT MORTGAGE RATE:                                                 $572,288.52

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                               ($0.38)
 Interest Sales Adjustments                                                                $0.00
 Interest Accrual Adjustment                                                               $0.00
 Interest Uncollected on Liquidation                                                       $0.00
 Interest Uncollected on Non-Earning Assets                                                $0.00
 Net Unscheduled Interest Distributed                                                     ($0.38)

OTHER:
 Loan Conversion Fees                                                                      $0.00
 Expense Reimbursements                                                                    $0.00
 Gain on Liquidations                                                                      $0.00
 Hazard Insurance Premium Refunds                                                          $0.00
 Net Other Distributions                                                                   $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                     $22,642.41

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                            ($0.01)
 Servicing Fees Sales Adjustments                                                          $0.00
 Servicing Fees Accrual Adjustments                                                        $0.00
 Servicing Fees Uncollected on Liquidation                                                 $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                             $0.00
 Net Unscheduled Service Fees Distributed                                                 ($0.01)

MISCELLANEOUS EXPENSES:                                                                    $0.00

NET FUNDS DISTRIBUTED:                                                             $2,638,626.17

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998 - 2 Group IV (1419)                WEIGHTED AVERAGE PC RATE: 7.0414
--------------------------------------------------------------------------------

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------

      LOAN COUNT OF       AGGREGATE LOSS
     INCURRED LOSSES         AMOUNT
     ---------------         ------
          0                   $0.00
---------------------------------------------

---------------------------------------------

----------------------------------------------------------------------------------------------------
                           SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------------------

 PRINCIPAL            SCHEDULED            INTEREST        NET INTEREST                   TOTAL
DISTRIBUTION         INTEREST DUE         ADJUSTMENT       DISTRIBUTION      OTHER     DISTRIBUTION
------------         ------------         ----------       ------------      -----     ------------
$2,088,980.43        $549,646.11           ($0.37)         $549,645.74       $0.00     $2,638,626.17
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity


INSURANCE RESERVES

                              ORIGINAL          CLAIMS IN             CLAIMS                              COVERAGE
INSURANCE TYPE                 BALANCE           PROGRESS               PAID        ADJUSTMENTS          REMAINING
MPI                              $0.00              $0.00              $0.00              $0.00              $0.00

SPECIAL HAZARD           $4,831,365.00              $0.00              $0.00              $0.00      $4,831,365.00

BANKRUPTCY BOND
SINGLE-UNITS               $100,000.00              $0.00              $0.00              $0.00        $100,000.00
MULTI-UNITS                      $0.00              $0.00              $0.00              $0.00              $0.00

MORTGAGE REPURCHASE      $2,692,344.00              $0.00              $0.00              $0.00      $2,692,344.00

DELINQUENT INSTALLMENTS

     ONE                                                   TWO                                                  THREE

 COUNT      PRIN BALANCE                                 COUNT    PRIN BALANCE                              COUNT     PRIN BALANCE
   46      $12,977,760.12                                  0             $0.00                                0              $0.00

                         IN FORECLOSURE                                          ACQUIRED

                              COUNT        PRIN BALANCE                           COUNT     PRIN BALANCE
                                1           $441,530.22                            0              $0.00

The Group IV-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group IV Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated February 24, 1998, pursuant to which certain of the Group IV Certificates were offered.

The Class Principal Balances of the Class IV-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

              CLASS                CLASS PRINCIPAL BALANCE
             IV-B-1                    $3,106,684.49
             IV-B-2                      $660,995.96
             IV-B-3                      $396,597.58
             IV-B-4                      $264,398.38
             IV-B-5                      $264,398.38
             IV-B-6                      $264,402.27

              Total                    $4,957,477.06

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $4,831,365.00, $100,000.00, $2,692,344.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES: 1998 - 2 Group IV (1419)

Interest Rate            Interest Rate     Net Rate     Pass Through Rate    Remaining Term   Principal Balance    Number Of Loans
----------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999
7.5000 - 7.9999                 6.8009        6.5509              6.5109             288.285    $16,068,256.49                  44
8.0000 - 8.4999                 7.1766        6.9266              6.8866             291.042    $45,600,822.57                 135
8.5000 - 8.9999                 7.6042        7.3542              7.3142             287.989    $21,713,092.92                  70
9.0000 - 9.4999                 8.1889        7.9389              7.8989             276.464     $3,644,299.14                  11
9.5000 - 9.9999                 8.6236        8.3736              8.3272             325.574     $3,723,062.51                   6
10.0000-10.4999                 9.0798        8.8298              8.7898             280.502       $652,304.71                   2
10.5000-10.9999
11.0000 - 11.4999              10.2500       10.0000              9.9600             213.000       $206,256.06                   1
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals

                                7.3316        7.0816              7.0414             290.408    $91,608,094.40                 269

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999
Series: 1998-2 Group IV Pool 1419
Certificate Trust                             Distribution Date:  March 25, 1999

     Class                                           Portfolio               IV-A-1               IV-A-2                 IV-X
     Weighted Average Pass Through Rate                  7.0457%               6.750%               6.750%               6.750%
Original Principal Balance                       $134,617,180.49      $116,638,462.00       $12,230,000.00                $0.00
Beginning Principal Balance                       $93,697,074.83       $75,860,237.94       $12,230,000.00                $0.00
     Loans Transferred In                                  $0.00                $0.00                $0.00                $0.00
     Loans Transferred Out                                 $0.00                $0.00                $0.00                $0.00
     Principal Losses                                      $0.00                $0.00                $0.00                $0.00
     Other Principal Adjustments                           $0.00                $0.00                $0.00                $0.00
     Principal Distributed                         $2,088,980.43        $2,076,773.78                $0.00                $0.00
     Principal Allocation Factor                      0.01551793           0.01780522           0.00000000           0.00000000
     Scheduled Interest                              $549,646.11          $426,713.84           $68,793.75           $26,696.57
     Scheduled Interest Allocation Factor             0.00408303           0.00365843           0.00562500           0.00000000
     Interest Adjustment                                  ($0.37)              ($0.29)              ($0.05)              ($0.02)
     Interest Adjustment Allocation Factor            0.00000000           0.00000000           0.00000000           0.00000000
     Net Interest Distributed                        $549,645.74          $426,713.55           $68,793.70           $26,696.55
     Distributed Allocation Factor                    0.00408303           0.00365843           0.00562500           0.00000000
         Other Distribution                                $0.00                $0.00                $0.00                $0.00
         Other Distribution Allocation Factor         0.00000000           0.00000000           0.00000000           0.00000000
         Ending Total Distribution                 $2,638,626.17        $2,503,487.33           $68,793.70           $26,696.55
         Ending Principal Balance                 $91,608,094.40       $73,783,464.16       $12,230,000.00                $0.00
         Principal Balance Trading Factor             0.68050819           0.63258262           1.00000000           0.00000000

     Class                                                IV-P               IV-B-1               IV-B-2               IV-B-3
     Weighted Average Pass Through Rate                                         6.750%               6.750%               6.750%
Original Principal Balance                           $700,523.48        $3,163,503.00          $673,085.00          $403,851.00
Beginning Principal Balance                          $642,103.76        $3,111,231.59          $661,963.43          $397,178.06
     Loans Transferred In                                  $0.00                $0.00                $0.00                $0.00
     Loans Transferred Out                                 $0.00                $0.00                $0.00                $0.00
     Principal Losses                                      $0.00                $0.00                $0.00                $0.00
     Other Principal Adjustments                           $0.00                $0.00                $0.00                $0.00
     Principal Distributed                             $4,950.64            $4,547.10              $967.47              $580.48
     Principal Allocation Factor                      0.00706706           0.00143736           0.00143737           0.00143736
     Scheduled Interest                                    $0.00           $17,500.68            $3,723.54            $2,234.13
     Scheduled Interest Allocation Factor             0.00000000           0.00553206           0.00553205           0.00553207
     Interest Adjustment                                   $0.00               ($0.01)               $0.00                $0.00
     Interest Adjustment Allocation Factor            0.00000000           0.00000000           0.00000000           0.00000000
     Net Interest Distributed                              $0.00           $17,500.67            $3,723.54            $2,234.13
     Distributed Allocation Factor                    0.00000000           0.00553205           0.00553205           0.00553207
         Other Distribution                                $0.00                $0.00                $0.00                $0.00
         Other Distribution Allocation Factor         0.00000000           0.00000000           0.00000000           0.00000000
         Ending Total Distribution                     $4,950.64           $22,047.77            $4,691.01            $2,814.61
         Ending Principal Balance                    $637,153.12        $3,106,684.49          $660,995.96          $396,597.58
         Principal Balance Trading Factor             0.90953856           0.98203937           0.98203936           0.98203937

     Class                                              IV-B-4               IV-B-5               IV-B-6                    R
     Weighted Average Pass Through Rate                   6.750%               6.750%               6.750%
Original Principal Balance                           $269,234.00          $269,234.00          $269,238.01               $50.00
Beginning Principal Balance                          $264,785.37          $264,785.37          $264,789.26                $0.00
     Loans Transferred In                                  $0.00                $0.00                $0.00                $0.00
     Loans Transferred Out                                 $0.00                $0.00                $0.00                $0.00
     Principal Losses                                      $0.00                $0.00                $0.00                $0.00
     Other Principal Adjustments                           $0.00                $0.00                $0.00                $0.00
     Principal Distributed                               $386.99              $386.99              $386.99                $0.00
     Principal Allocation Factor                      0.00143737           0.00143737           0.00143735           0.00000000
     Scheduled Interest                                $1,489.42            $1,489.42            $1,489.44             ($484.68)
     Scheduled Interest Allocation Factor             0.00553207           0.00553207           0.00553206          -9.69360000
     Interest Adjustment                                   $0.00                $0.00                $0.00                $0.00
     Interest Adjustment Allocation Factor            0.00000000           0.00000000           0.00000000           0.00000000
     Net Interest Distributed                          $1,489.42            $1,489.42            $1,489.44             ($484.68)
     Distributed Allocation Factor                    0.00553207           0.00553207           0.00553206          -9.69360000
         Other Distribution                                $0.00                $0.00                $0.00                $0.00
         Other Distribution Allocation Factor         0.00000000           0.00000000           0.00000000           0.00000000
         Ending Total Distribution                     $1,876.41            $1,876.41            $1,876.43             ($484.68)
         Ending Principal Balance                    $264,398.38          $264,398.38          $264,402.27                $0.00
         Principal Balance Trading Factor             0.98203934           0.98203934           0.98203916           0.00000000

     Class
     Weighted Average Pass Through Rate
Original Principal Balance
Beginning Principal Balance
     Loans Transferred In
     Loans Transferred Out
     Principal Losses
     Other Principal Adjustments                Class III-X Notional Amt
     Principal Distributed                      ------------------------
     Principal Allocation Factor                     $4,746,056.28
     Scheduled Interest
     Scheduled Interest Allocation Factor
     Interest Adjustment
     Interest Adjustment Allocation Factor
     Net Interest Distributed
     Distributed Allocation Factor
         Other Distribution
         Other Distribution Allocation Factor
         Ending Total Distribution
         Ending Principal Balance
         Principal Balance Trading Factor

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998-2 Group V (1420)                   WEIGHTED AVERAGE PC RATE: 7.4594
--------------------------------------------------------------------------------

ISSUE DATE: 02/24/1998
CERTIFICATE BALANCE AT ISSUE:     $446,471,007.46

                                                                                CERTIFICATE
                                                             TOTAL              ACCOUNT               CERTIFICATE
                                                             NUMBER OF          ACTIVITY              BALANCE
                                                             MORTGAGES          (@ PC RATE)           OUTSTANDING
                                                             ---------          -----------           -----------
BALANCES FROM LAST FISCAL MONTH-END:                            980                                   $302,628,316.24
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                   $248,645.92
 Unscheduled Principal Collection/Reversals                                        $244,653.33
 Liquidations-in-full                                            44             $13,748,895.57
 Principal Balance Sales Adjustments                                                     $0.00
 Net Principal Distributed                                                      $14,242,194.82        ($14,242,194.82)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                            $0.00

BALANCE CURRENT FISCAL MONTH-END:                               936                                   $288,386,121.42

SCHEDULED INTEREST AT MORTGAGE RATE:                                             $1,955,812.05

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                              $3.75
 Interest Sales Adjustments                                                              $0.00
 Interest Accrual Adjustment                                                             $0.00
 Interest Uncollected on Liquidation                                                     $0.00
 Interest Uncollected on Non-Earning Assets                                              $0.00
 Net Unscheduled Interest Distributed                                                    $3.75

OTHER:
 Loan Conversion Fees                                                                    $0.00
 Expense Reimbursements                                                                  $0.00
 Gain on Liquidations                                                                    $0.00
 Hazard Insurance Premium Refunds                                                        $0.00
 Net Other Distributions                                                                 $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                   $72,738.07

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                           $0.00
 Servicing Fees Sales Adjustments                                                        $0.00
 Servicing Fees Accrual Adjustments                                                      $0.00
 Servicing Fees Uncollected on Liquidation                                               $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                           $0.00
 Net Unscheduled Service Fees Distributed                                                $0.00

MISCELLANEOUS EXPENSES:                                                                  $0.00

NET FUNDS DISTRIBUTED:                                                          $16,125,272.55

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998-2 Group V (1420)                   WEIGHTED AVERAGE PC RATE: 7.4594
--------------------------------------------------------------------------------

-------------------------------------------------
  AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
-------------------------------------------------

          LOAN COUNT OF     AGGREGATE LOSS
         INCURRED LOSSES       AMOUNT
         ---------------       ------
               0               $0.00
-------------------------------------------------

-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                     SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
------------------------------------------------------------------------------------------------------------------------

 PRINCIPAL                  SCHEDULED                 INTEREST               NET INTEREST                   TOTAL
DISTRIBUTION               INTEREST DUE              ADJUSTMENT              DISTRIBUTION     OTHER      DISTRIBUTION
------------               ------------              ----------              ------------     -----      ------------
$14,242,194.82             $1,883,073.98               $3.75                 $1,883,077.73    $0.00      $16,125,272.55
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                              ORIGINAL          CLAIMS IN             CLAIMS                              COVERAGE
INSURANCE TYPE                 BALANCE           PROGRESS               PAID        ADJUSTMENTS          REMAINING
MPI                              $0.00              $0.00              $0.00              $0.00              $0.00

SPECIAL HAZARD           $4,477,643.00              $0.00              $0.00              $0.00      $4,477,643.00

BANKRUPTCY BOND
SINGLE-UNITS               $154,511.00              $0.00              $0.00              $0.00        $154,511.00
MULTI-UNITS                      $0.00              $0.00              $0.00              $0.00              $0.00

MORTGAGE REPURCHASE      $8,929,420.00              $0.00              $0.00              $0.00      $8,929,420.00

DELINQUENT INSTALLMENTS

  ONE                                                             TWO                                        THREE

 COUNT    PRIN BALANCE                                   COUNT    PRIN BALANCE                               COUNT    PRIN BALANCE
   18    $5,345,634.05                                     2      $509,765.28                                  1      $275,660.15

                        IN FORECLOSURE                                           ACQUIRED

                            COUNT        PRIN BALANCE                              COUNT     PRIN BALANCE
                              3        $1,399,452.27                                 0          $0.00

The Group V-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group V Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated February 24, 1998, pursuant to which certain of the Group V Certificates were offered.

The Class Principal Balances of the Class V-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

             CLASS                CLASS PRINCIPAL BALANCE
             V-B-1                    $13,260,160.14
             V-B-2                     $4,199,050.22
             V-B-3                     $1,989,023.54
             V-B-4                     $1,547,018.19
             V-B-5                     $1,105,012.86
             V-B-6                     $1,105,017.26

             Total                     $23,205,282.21

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $4,477,643.00, $154,511.00, $8,929,420.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES: 1998-2 Group V (1420)

Interest Rate         Interest Rate      Net Rate   Pass Through Rate   Remaining Term      Principal Balance     Number Of Loans
---------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999
7.5000 - 7.9999              6.8750        6.7250             6.6250           344.700           $879,556.18                    2
8.0000 - 8.4999              7.2657        7.0505             6.9839           343.729        $55,163,334.87                  152
8.5000 - 8.9999              7.7130        7.4780             7.4235           344.587       $169,499,034.78                  504
9.0000 - 9.4999              8.1364        7.8905             7.8451           344.705        $46,667,987.09                  184
9.5000 - 9.9999              8.6230        8.3756             8.3330           344.645        $14,522,545.18                   79
10.0000-10.4999              9.1095        8.8595             8.8195           344.675         $1,516,762.28                   13
10.5000-10.9999              9.5000        9.2500             9.2100           345.000            $66,058.59                    1
11.0000 - 11.4999
11.5000 - 11.9999           10.5000       10.2500            10.2100           345.000            $70,842.45                    1
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals

                             7.7477        7.5142             7.4594           344.446       $288,386,121.42                  936

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999
Series: 1998-2 Group V Pool 1420
Certificate Trust                              Distribution Date: March 25, 1999

     Class                                          Portfolio               V-A-1               V-A-2               V-A-3
     Weighted Average Pass Through Rate                  7.4669%              6.625%              6.625%              6.625%
Original Principal Balance                       $446,471,007.46     $341,777,278.00       $8,728,000.00      $44,760,000.00
Beginning Principal Balance                      $302,627,669.84     $198,149,305.95       $7,606,011.31      $44,760,000.00
     Loans Transferred In                                  $0.00               $0.00               $0.00               $0.00
     Loans Transferred Out                                 $0.00               $0.00               $0.00               $0.00
     Principal Losses                                      $0.00               $0.00               $0.00               $0.00
     Other Principal Adjustments                           $0.00               $0.00               $0.00               $0.00
     Principal Distributed                        $14,242,194.82      $14,223,113.14          $96,876.38               $0.00
     Principal Allocation Factor                      0.03189948          0.04161515          0.01109949          0.00000000
     Scheduled Interest                            $1,883,073.98       $1,093,949.29          $41,991.52         $247,112.50
     Scheduled Interest Allocation Factor             0.00421768          0.00320077          0.00481113          0.00552083
     Interest Adjustment                                   $3.75               $2.18               $0.08               $0.49
     Interest Adjustment Allocation Factor            0.00000001          0.00000001          0.00000001          0.00000001
     Net Interest Distributed                      $1,883,077.73       $1,093,951.47          $41,991.60         $247,112.99
     Distributed Allocation Factor                    0.00421769          0.00320077          0.00481114          0.00552084
         Other Distribution                                $0.00               $0.00               $0.00               $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000          0.00000000          0.00000000
         Ending Total Distribution                $16,125,272.55      $15,317,064.61         $138,867.98         $247,112.99
         Ending Principal Balance                $288,385,475.02     $183,926,192.81       $7,509,134.93      $44,760,000.00
         Principal Balance Trading Factor             0.64592206          0.53814634          0.86035001          1.00000000

     Class                                             V-A-4               V-A-5               V-X-1               V-X-2
     Weighted Average Pass Through Rate                   6.625%              6.625%              6.625%              6.625%
Original Principal Balance                        $16,425,396.00      $11,340,604.00               $0.00               $0.00
Beginning Principal Balance                       $17,547,384.69      $11,340,604.00               $0.00               $0.00
     Loans Transferred In                                  $0.00               $0.00               $0.00               $0.00
     Loans Transferred Out                                 $0.00               $0.00               $0.00               $0.00
     Principal Losses                                      $0.00               $0.00               $0.00               $0.00
     Other Principal Adjustments                           $0.00               $0.00               $0.00               $0.00
     Principal Distributed                           ($96,876.38)              $0.00               $0.00               $0.00
     Principal Allocation Factor                     -0.00589796          0.00000000          0.00000000          0.00000000
     Scheduled Interest                               $96,876.19          $62,609.58         $148,121.11          $64,192.61
     Scheduled Interest Allocation Factor             0.00589795          0.00552083          0.00000000          0.00000000
     Interest Adjustment                                   $0.19               $0.12               $0.29               $0.13
     Interest Adjustment Allocation Factor            0.00000001          0.00000001          0.00000000          0.00000000
     Net Interest Distributed                         $96,876.38          $62,609.70         $148,121.40          $64,192.74
     Distributed Allocation Factor                    0.00589796          0.00552084          0.00000000          0.00000000
         Other Distribution                                $0.00               $0.00               $0.00               $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000          0.00000000          0.00000000
         Ending Total Distribution                         $0.00          $62,609.70         $148,121.40          $64,192.74
         Ending Principal Balance                 $17,644,261.07      $11,340,604.00               $0.00               $0.00
         Principal Balance Trading Factor             1.07420613          1.00000000          0.00000000          0.00000000

     Class                                               V-B-1               V-B-2               V-B-3               V-B-4
     Weighted Average Pass Through Rate                   6.625%              6.625%              6.625%              6.625%
Original Principal Balance                        $13,394,130.00       $4,241,474.00       $2,009,119.00       $1,562,648.00
Beginning Principal Balance                       $13,271,063.96       $4,202,503.09       $1,990,659.11       $1,548,290.30
     Loans Transferred In                                  $0.00               $0.00               $0.00               $0.00
     Loans Transferred Out                                 $0.00               $0.00               $0.00               $0.00
     Principal Losses                                      $0.00               $0.00               $0.00               $0.00
     Other Principal Adjustments                           $0.00               $0.00               $0.00               $0.00
     Principal Distributed                            $10,903.82           $3,452.87           $1,635.57           $1,272.11
     Principal Allocation Factor                      0.00081407          0.00081407          0.00081407          0.00081407
     Scheduled Interest                               $73,267.33          $23,201.32          $10,990.10           $8,547.85
     Scheduled Interest Allocation Factor             0.00547011          0.00547011          0.00547011          0.00547011
     Interest Adjustment                                   $0.15               $0.05               $0.02               $0.02
     Interest Adjustment Allocation Factor            0.00000001          0.00000001          0.00000001          0.00000001
     Net Interest Distributed                         $73,267.48          $23,201.37          $10,990.12           $8,547.87
     Distributed Allocation Factor                    0.00547012          0.00547012          0.00547012          0.00547012
         Other Distribution                                $0.00               $0.00               $0.00               $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000          0.00000000          0.00000000
         Ending Total Distribution                    $84,171.30          $26,654.24          $12,625.69           $9,819.98
         Ending Principal Balance                 $13,260,160.14       $4,199,050.22       $1,989,023.54       $1,547,018.19
         Principal Balance Trading Factor             0.98999787          0.98999787          0.98999787          0.98999787


     Class                                               V-B-5               V-B-6                   R
     Weighted Average Pass Through Rate                   6.625%              6.625%
Original Principal Balance                         $1,116,177.00       $1,116,181.46               $0.00
Beginning Principal Balance                        $1,105,921.51       $1,105,925.92               $0.00
     Loans Transferred In                                  $0.00               $0.00               $0.00
     Loans Transferred Out                                 $0.00               $0.00               $0.00
     Principal Losses                                      $0.00               $0.00               $0.00
     Other Principal Adjustments                           $0.00               $0.00               $0.00    V-X-1 Notional Amt
     Principal Distributed                               $908.65             $908.66               $0.00    ------------------
     Principal Allocation Factor                      0.00081407          0.00081408          0.00000000      $26,829,483.67
     Scheduled Interest                                $6,105.61           $6,105.63               $3.34
     Scheduled Interest Allocation Factor             0.00547011          0.00547011          0.00000000    V-X-2 Notional Amt
     Interest Adjustment                                   $0.01               $0.01               $0.01    ------------------
     Interest Adjustment Allocation Factor            0.00000001          0.00000001          0.00000000      $11,627,341.20
     Net Interest Distributed                          $6,105.62           $6,105.64               $3.35
     Distributed Allocation Factor                    0.00547012          0.00547011          0.00000000
         Other Distribution                                $0.00               $0.00               $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000          0.00000000
         Ending Total Distribution                     $7,014.27           $7,014.30               $3.35
         Ending Principal Balance                  $1,105,012.86       $1,105,017.26               $0.00
         Principal Balance Trading Factor             0.98999788          0.98999786          0.00000000

                     PNCMS
      MORTGAGE PASS-THROUGH CERTIFICATES
          SERIES 1998-3, CLASS I-P

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998-3 Group I (1437)                   WEIGHTED AVERAGE PC RATE: 7.2924
--------------------------------------------------------------------------------

ISSUE DATE: 03/01/1998
CERTIFICATE BALANCE AT ISSUE:               $69,261,646.67

                                                                                    CERTIFICATE
                                                                 TOTAL              ACCOUNT               CERTIFICATE
                                                                 NUMBER OF          ACTIVITY              BALANCE
                                                                 MORTGAGES          (@ PC RATE)           OUTSTANDING
                                                                 ---------          -----------           -----------
BALANCES FROM LAST FISCAL MONTH-END:                              614                                        $60,387,707.36
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                        $166,051.85
 Unscheduled Principal Collection/Reversals                                              $57,876.58
 Liquidations-in-full                                              19                 $2,115,561.48
 Principal Balance Sales Adjustments                                                          $0.00
 Net Principal Distributed                                                            $2,339,489.91          ($2,339,489.91)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                  $0.00

BALANCE CURRENT FISCAL MONTH-END:                                 595                                        $58,048,217.45

SCHEDULED INTEREST AT MORTGAGE RATE:                                                    $390,933.27

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                   $6.65
 Interest Sales Adjustments                                                                   $0.00
 Interest Accrual Adjustment                                                                  $0.00
 Interest Uncollected on Liquidation                                                          $0.00
 Interest Uncollected on Non-Earning Assets                                                   $0.00
 Net Unscheduled Interest Distributed                                                         $6.65

OTHER:
 Loan Conversion Fees                                                                         $0.00
 Expense Reimbursements                                                                       $0.00
 Gain on Liquidations                                                                         $0.00
 Hazard Insurance Premium Refunds                                                             $0.00
 Net Other Distributions                                                                      $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                        $23,603.25

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                $0.53
 Servicing Fees Sales Adjustments                                                             $0.00
 Servicing Fees Accrual Adjustments                                                           $0.00
 Servicing Fees Uncollected on Liquidation                                                    $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                $0.00
 Net Unscheduled Service Fees Distributed                                                     $0.53

MISCELLANEOUS EXPENSES:                                                                       $0.00

NET FUNDS DISTRIBUTED:                                                                $2,706,826.05

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998-3 Group I (1437)                   WEIGHTED AVERAGE PC RATE: 7.2924
--------------------------------------------------------------------------------

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------

   LOAN COUNT OF        AGGREGATE LOSS
  INCURRED LOSSES          AMOUNT
  ---------------          ------
         0                 $0.00
---------------------------------------------

---------------------------------------------

-----------------------------------------------------------------------------------------------------
                           SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
-----------------------------------------------------------------------------------------------------

 PRINCIPAL             SCHEDULED            INTEREST       NET INTEREST                  TOTAL
DISTRIBUTION          INTEREST DUE         ADJUSTMENT      DISTRIBUTION      OTHER     DISTRIBUTION
------------          ------------         ----------      ------------      -----     ------------
$2,339,489.91         $367,330.02            $6.12         $367,336.14       $0.00     $2,706,826.05
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                              ORIGINAL          CLAIMS IN             CLAIMS                               COVERAGE
INSURANCE TYPE                 BALANCE           PROGRESS               PAID         ADJUSTMENTS          REMAINING
MPI                              $0.00              $0.00              $0.00               $0.00              $0.00

SPECIAL HAZARD             $692,616.00              $0.00              $0.00               $0.00        $692,616.00

BANKRUPTCY BOND
SINGLE-UNITS               $100,000.00              $0.00              $0.00               $0.00        $100,000.00
MULTI-UNITS                      $0.00              $0.00              $0.00               $0.00              $0.00

MORTGAGE REPURCHASE        $692,616.00              $0.00              $0.00               $0.00        $692,616.00

DELINQUENT INSTALLMENTS

  ONE                                                       TWO                                              THREE

 COUNT      PRIN BALANCE                                COUNT     PRIN BALANCE                               COUNT    PRIN BALANCE
   8        $727,328.01                                   1       $114,708.07                                  1       $73,804.92

                         IN FORECLOSURE                                         ACQUIRED

                             COUNT      PRIN BALANCE                              COUNT      PRIN BALANCE
                               1        $167,313.14                                 0           $0.00

The Group I-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group I Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated March 25, 1998, pursuant to which certain of the Group I Certificates were offered.

The Class Principal Balances of the Class I-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

              CLASS                CLASS PRINCIPAL BALANCE
              I-B-1                   $1,175,438.98
              I-B-2                   $1,309,775.62
              I-B-3                     $201,503.06
              I-B-4                     $201,503.06
              I-B-5                     $167,919.85
              I-B-6                     $134,339.76

              Total                   $3,190,480.33

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $692,616.00, $100,000.00, $692,616.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998-3 Group I (1437)

Interest Rate          Interest Rate       Net Rate    Pass Through Rate   Remaining Term    Principal Balance      Number Of Loans
-----------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999
7.5000 - 7.9999               6.8132         6.5436             6.4949            166.892      $2,711,707.26                     25
8.0000 - 8.4999               7.1958         6.8827             6.8373            166.624     $14,072,181.44                    139
8.5000 - 8.9999               7.7048         7.3183             7.2789            166.649     $21,462,574.91                    228
9.0000 - 9.4999               8.1967         7.6319             7.6048            166.924     $13,682,063.91                    136
9.5000 - 9.9999               8.5821         8.0135             7.9881            166.548      $5,582,691.04                     61
10.0000-10.4999               9.1588         8.7185             8.6876            165.652        $211,779.12                      4
10.5000-10.9999
11.0000 - 11.4999            10.1250         8.3700             8.3550            168.000        $216,371.92                      1
11.5000 - 11.9999            10.8750         8.9000             8.8850            168.000        $108,847.85                      1
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals

                              7.7603         7.3293             7.2924            166.713     $58,048,217.45                    595

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999
Series: 1998-3 Group I Pool 1437
Certificate Trust                              Distribution Date: March 25, 1999

     Class                                             Group I               I-A-1                 I-X                 I-P
     Weighted Average Pass Through Rate                7.299433%              6.750%              6.750%              0.000%
Original Principal Balance                        $69,261,646.67      $65,742,956.00               $0.00         $228,761.47
Beginning Principal Balance                       $60,387,707.36      $56,974,175.68               $0.00         $214,263.23
     Loans Transferred In                                  $0.00               $0.00               $0.00               $0.00
     Loans Transferred Out                                 $0.00               $0.00               $0.00               $0.00
     Principal Losses                                      $0.00               $0.00               $0.00               $0.00
     Other Principal Adjustments                           $0.00               $0.00               $0.00               $0.00
     Principal Distributed                         $2,339,489.91       $2,329,372.34               $0.00           $1,329.45
     Principal Allocation Factor                      0.03377757          0.03543151          0.00000000          0.00581151
     Scheduled Interest                              $367,330.02         $320,479.74          $28,854.01               $0.00
     Scheduled Interest Allocation Factor             0.00530351          0.00487474          0.00000000          0.00000000
     Interest Adjustment                                   $6.12               $5.34               $0.48               $0.00
     Interest Adjustment Allocation Factor            0.00000009          0.00000008          0.00000000          0.00000000
     Net Interest Distributed                        $367,336.14         $320,485.08          $28,854.49               $0.00
     Distributed Allocation Factor                    0.00530360          0.00487482          0.00000000          0.00000000
         Other Distribution                                $0.00               $0.00               $0.00               $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000          0.00000000          0.00000000
         Ending Total Distribution                 $2,706,826.05       $2,649,857.42          $28,854.49           $1,329.45
         Ending Principal Balance                 $58,048,217.45      $54,644,803.34               $0.00         $212,933.78
         Principal Balance Trading Factor             0.83810045          0.83118872          0.00000000          0.93081137

     Class                                               I-B-1               I-B-2               I-B-3               I-B-4
     Weighted Average Pass Through Rate                   6.750%              6.750%              6.750%              6.750%
Original Principal Balance                         $1,212,078.00       $1,350,602.00         $207,784.00         $207,784.00
Beginning Principal Balance                        $1,178,676.70       $1,313,383.38         $202,058.10         $202,058.10
     Loans Transferred In                                  $0.00               $0.00               $0.00               $0.00
     Loans Transferred Out                                 $0.00               $0.00               $0.00               $0.00
     Principal Losses                                      $0.00               $0.00               $0.00               $0.00
     Other Principal Adjustments                           $0.00               $0.00               $0.00               $0.00
     Principal Distributed                             $3,237.73           $3,607.75             $555.04             $555.04
     Principal Allocation Factor                      0.00267122          0.00267122          0.00267122          0.00267122
     Scheduled Interest                                $6,630.06           $7,387.78           $1,136.58           $1,136.58
     Scheduled Interest Allocation Factor             0.00546999          0.00546999          0.00547001          0.00547001
     Interest Adjustment                                   $0.11               $0.12               $0.02               $0.02
     Interest Adjustment Allocation Factor            0.00000009          0.00000009          0.00000010          0.00000010
     Net Interest Distributed                          $6,630.17           $7,387.90           $1,136.60           $1,136.60
     Distributed Allocation Factor                    0.00547009          0.00547008          0.00547010          0.00547010
         Other Distribution                                $0.00               $0.00               $0.00               $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000          0.00000000          0.00000000
         Ending Total Distribution                     $9,867.90          $10,995.65           $1,691.64           $1,691.64
         Ending Principal Balance                  $1,175,438.98       $1,309,775.62         $201,503.06         $201,503.06
         Principal Balance Trading Factor             0.96977173          0.96977172          0.96977177          0.96977177

     Class                                               I-B-5               I-B-6                 R-1
     Weighted Average Pass Through Rate                   6.750%              6.750%              7.250%
Original Principal Balance                           $173,154.00         $138,527.20               $0.00
Beginning Principal Balance                          $168,382.39         $134,709.79               $0.00
     Loans Transferred In                                  $0.00               $0.00               $0.00
     Loans Transferred Out                                 $0.00               $0.00               $0.00
     Principal Losses                                      $0.00               $0.00               $0.00
     Other Principal Adjustments                           $0.00               $0.00               $0.00    I-X Notional Amt
     Principal Distributed                               $462.53             $370.04               $0.00    ----------------
     Principal Allocation Factor                      0.00267122          0.00267122          0.00000000      $5,129,602.15
     Scheduled Interest                                  $947.15             $757.74               $0.38
     Scheduled Interest Allocation Factor             0.00546999          0.00546997          0.00000000
     Interest Adjustment                                   $0.02               $0.01               $0.00
     Interest Adjustment Allocation Factor            0.00000012          0.00000007          0.00000000
     Net Interest Distributed                            $947.17             $757.75               $0.38
     Distributed Allocation Factor                    0.00547010          0.00547004          0.00000000
         Other Distribution                                $0.00               $0.00               $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000               $0.00
         Ending Total Distribution                     $1,409.70           $1,127.79               $0.38
         Ending Principal Balance                    $167,919.85         $134,339.76               $0.00
         Principal Balance Trading Factor             0.96977172          0.96977170          0.00000000

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998-3 Group II (1438)                  WEIGHTED AVERAGE PC RATE: 7.3694
--------------------------------------------------------------------------------

ISSUE DATE: 03/30/98
CERTIFICATE BALANCE AT ISSUE:     $220,969,682.49

                                                                                CERTIFICATE
                                                             TOTAL              ACCOUNT             CERTIFICATE
                                                             NUMBER OF          ACTIVITY            BALANCE
                                                             MORTGAGES          (@ PC RATE)         OUTSTANDING
                                                             ---------          -----------         -----------
BALANCES FROM LAST FISCAL MONTH-END:                             452                               $153,604,759.28
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                $126,783.53
 Unscheduled Principal Collection/Reversals                                      $21,886.65
 Liquidations-in-full                                             19          $7,181,441.49
 Principal Balance Sales Adjustments                                                  $0.00
 Net Principal Distributed                                                    $7,330,111.67         ($7,330,111.67)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                         $0.00

BALANCE CURRENT FISCAL MONTH-END:                                433                               $146,274,647.61

SCHEDULED INTEREST AT MORTGAGE RATE:                                            $986,529.14

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                           $0.00
 Interest Sales Adjustments                                                           $0.00
 Interest Accrual Adjustment                                                          $0.00
 Interest Uncollected on Liquidation                                                  $0.00
 Interest Uncollected on Non-Earning Assets                                           $0.00
 Net Unscheduled Interest Distributed                                                 $0.00

OTHER:
 Loan Conversion Fees                                                                 $0.00
 Expense Reimbursements                                                               $0.00
 Gain on Liquidations                                                                 $0.00
 Hazard Insurance Premium Refunds                                                     $0.00
 Net Other Distributions                                                              $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                $43,090.73

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                        $0.00
 Servicing Fees Sales Adjustments                                                     $0.00
 Servicing Fees Accrual Adjustments                                                   $0.00
 Servicing Fees Uncollected on Liquidation                                            $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                        $0.00
 Net Unscheduled Service Fees Distributed                                             $0.00

MISCELLANEOUS EXPENSES:                                                               $0.00

NET FUNDS DISTRIBUTED:                                                        $8,273,550.08

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998-3 Group II (1438)                  WEIGHTED AVERAGE PC RATE: 7.3694
--------------------------------------------------------------------------------

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------

     LOAN COUNT OF        AGGREGATE LOSS
     INCURRED LOSSES         AMOUNT
     ---------------         ------
          0                   $0.00
---------------------------------------------

---------------------------------------------

---------------------------------------------------------------------------------------------------
                           SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
---------------------------------------------------------------------------------------------------

 PRINCIPAL            SCHEDULED            INTEREST      NET INTEREST                    TOTAL
DISTRIBUTION         INTEREST DUE         ADJUSTMENT     DISTRIBUTION       OTHER     DISTRIBUTION
------------         ------------         ----------     ------------       -----     ------------
$7,330,111.67        $943,438.41            $0.00        $943,438.41        $0.00     $8,273,550.08
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                                ORIGINAL            CLAIMS IN               CLAIMS                                  COVERAGE
INSURANCE TYPE                   BALANCE             PROGRESS                 PAID          ADJUSTMENTS            REMAINING
MPI                                $0.00                $0.00                $0.00                $0.00                $0.00

SPECIAL HAZARD             $4,237,068.00                $0.00                $0.00                $0.00        $4,237,068.00

BANKRUPTCY BOND
SINGLE-UNITS                 $124,909.00                $0.00                $0.00                $0.00          $124,909.00
MULTI-UNITS                        $0.00                $0.00                $0.00                $0.00                $0.00

MORTGAGE REPURCHASE        $8,474,136.00                $0.00                $0.00                $0.00        $8,474,136.00

DELINQUENT INSTALLMENTS

  ONE                                       TWO                                     THREE

 COUNT        PRIN BALANCE                 COUNT       PRIN BALANCE                 COUNT   PRIN BALANCE
  10         $2,812,021.38                   1          $488,390.83                   0            $0.00

                         IN FORECLOSURE                              ACQUIRED

                             COUNT      PRIN BALANCE                   COUNT        PRIN BALANCE
                               4       $2,914,651.38                     0                 $0.00

The Group C-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group II and III Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated March 25, 1998, pursuant to which certain of the Group II and III Certificates were offered. The Special Hazard coverage, Bankruptcy coverage and Fraud coverage (collectively, "Credit Enhancements") provided by the C-B Certificates provide coverages to the Group II and Group III Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in other Loan Group or Loan Groups have not sustained any losses.

The Class Principal Balances of the Class C-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

              CLASS                 CLASS PRINCIPAL BALANCE
              C-B-1                     $8,394,154.97
              C-B-2                     $7,135,032.12
              C-B-3                     $1,678,829.80
              C-B-4                     $1,468,976.33
              C-B-5                     $1,259,122.85
              C-B-6                     $1,049,274.72

              Total                     $20,985,390.80

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $4,237,068.00, $124,909.00, $8,474,136.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES: 1998-3 Group II (1438)

 Interest Rat        Interest Rate     Net Rate    Pass Through Rate      Remaining Term    Principal Balance     Number Of Loans
---------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999            7.3021       7.0798             7.0159               346.719     $27,475,951.47                    80
7.5000 - 7.9999            7.6798       7.4422             7.3811               343.717     $92,379,865.32                   264
8.0000 - 8.4999            8.1347       7.6428             7.6093               341.805     $21,494,672.74                    74
8.5000 - 8.9999            8.5659       8.1112             8.0756               338.679      $4,924,158.08                    15
9.0000 - 9.4999
9.5000 - 9.9999
10.0000-10.4999
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                7.7056       7.4261             7.3694               343.830    $146,274,647.61                   433

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998 - 3 Group II & Group III (1438 & 1439)

                                                WEIGHTED AVERAGE PC RATE: 7.2932
--------------------------------------------------------------------------------

ISSUE DATE: 03/30/1998
CERTIFICATE BALANCE AT ISSUE:                    $423,733,709.49

                                                                                   CERTIFICATE
                                                                  TOTAL            ACCOUNT                      CERTIFICATE
                                                                  NUMBER OF        ACTIVITY                     BALANCE
                                                                  MORTGAGES        (@ PC RATE)                  OUTSTANDING
                                                                  ---------        -----------                  -----------
BALANCES FROM LAST FISCAL MONTH-END:                               889                                          $301,679,772.32
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                        $250,628.91
 Unscheduled Principal Collection/Reversals                                              $56,894.89
 Liquidations-in-full                                               35               $12,569,952.14
 Principal Balance Sales Adjustments                                                          $0.00
 Net Principal Distributed                                                           $12,877,475.94             ($12,877,475.94)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                      $0.00

BALANCE CURRENT FISCAL MONTH-END:                                  854                                          $288,802,296.38

SCHEDULED INTEREST AT MORTGAGE RATE:                                                  $1,920,012.79

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                  $15.48
 Interest Sales Adjustments                                                                   $0.00
 Interest Accrual Adjustment                                                                  $0.00
 Interest Uncollected on Liquidation                                                          $0.00
 Interest Uncollected on Non-Earning Assets                                                   $0.00
 Net Unscheduled Interest Distributed                                                        $15.48

OTHER:
 Loan Conversion Fees                                                                         $0.00
 Expense Reimbursements                                                                       $0.00
 Gain on Liquidations                                                                         $0.00
 Hazard Insurance Premium Refunds                                                             $0.00
 Net Other Distributions                                                                      $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                        $85,810.36

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                $0.32
 Servicing Fees Sales Adjustments                                                             $0.00
 Servicing Fees Accrual Adjustments                                                           $0.00
 Servicing Fees Uncollected on Liquidation                                                    $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                $0.00
 Net Unscheduled Service Fees Distributed                                                     $0.32

MISCELLANEOUS EXPENSES:                                                                       $0.00

NET FUNDS DISTRIBUTED:                                                               $14,711,693.53

                         PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998 - 3 Group II & Group III (1438 & 1439)

                                      PNC WEIGHTED AVERAGE PC RATE(1439): 7.2932
--------------------------------------------------------------------------------

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------

        LOAN COUNT OF    AGGREGATE LOSS
       INCURRED LOSSES      AMOUNT
       ---------------      ------
              0             $0.00
---------------------------------------------

---------------------------------------------

----------------------------------------------------------------------------------------------------
                           SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------------------

 PRINCIPAL            SCHEDULED            INTEREST      NET INTEREST                      TOTAL
DISTRIBUTION         INTEREST DUE         ADJUSTMENT     DISTRIBUTION        OTHER     DISTRIBUTION
------------         ------------         ----------     ------------        -----     ------------
$12,877,475.94       $1,834,202.43         $15.16        $1,834,217.59       $0.00    $14,711,693.53
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                                ORIGINAL            CLAIMS IN               CLAIMS                                  COVERAGE
INSURANCE TYPE                   BALANCE             PROGRESS                 PAID          ADJUSTMENTS            REMAINING
MPI                                $0.00                $0.00                $0.00                $0.00                $0.00

SPECIAL HAZARD             $4,237,068.00                $0.00                $0.00                $0.00        $4,237,068.00

BANKRUPTCY BOND
SINGLE-UNITS                 $124,909.00                $0.00                $0.00                $0.00          $124,909.00
MULTI-UNITS                        $0.00                $0.00                $0.00                $0.00                $0.00

MORTGAGE REPURCHASE        $8,474,136.00                $0.00                $0.00                $0.00        $8,474,136.00

DELINQUENT INSTALLMENTS

     ONE                                                   TWO                                     THREE

 COUNT      PRIN BALANCE                                 COUNT       PRIN BALANCE                 COUNT       PRIN BALANCE
   21       $6,640,844.64                                  2          $832,529.08                   0               $0.00

                         IN FORECLOSURE                                          ACQUIRED

                              COUNT         PRIN BALANCE                          COUNT        PRIN BALANCE
                                5          $3,254,144.20                            0                 $0.00

The Group C-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group II and III Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated March 25, 1998, pursuant to which certain of the Group II and III Certificates were offered. The Special Hazard coverage, Bankruptcy coverage and Fraud coverage (collectively, "Credit Enhancements") provided by the C-B Certificates provide coverages to the Group II and Group III Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in other Loan Group or Loan Groups have not sustained any losses.

The Class Principal Balances of the Class C-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

              CLASS               CLASS PRINCIPAL BALANCE
              C-B-1                      $8,394,154.97
              C-B-2                      $7,135,032.12
              C-B-3                      $1,678,829.80
              C-B-4                      $1,468,976.33
              C-B-5                      $1,259,122.85
              C-B-6                      $1,049,274.72

              Total                     $20,985,390.80

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $4,237,068.00, $124,909.00, $8,474,136.00 respectively.

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999
Series: 1998-3 Group II & Group III Pool 1438 & Pool 1439
Certificate Trust

                                Page 1 of 2    Distribution Date: March 25, 1999


     Class                                           Portfolio               II-A-1                II-A-2               II-A-3
     Weighted Average Pass Through Rate                   7.2960%               6.700%                6.750%               6.750%
Original Principal Balance                        $423,733,710.10      $148,236,920.00        $24,800,000.00       $16,100,000.00
Beginning Principal Balance                       $301,679,772.32       $80,966,483.56        $24,800,000.00       $16,100,000.00
     Loans Transferred In                                   $0.00                $0.00                 $0.00                $0.00
     Loans Transferred Out                                  $0.00                $0.00                 $0.00                $0.00
     Principal Losses                                       $0.00                $0.00                 $0.00                $0.00
     Other Principal Adjustments                            $0.00                $0.00                 $0.00                $0.00
     Principal Distributed                         $12,877,475.94        $7,321,068.56                 $0.00                $0.00
     Principal Allocation Factor                       0.03039049           0.04938762            0.00000000           0.00000000
     Scheduled Interest                             $1,834,202.43          $452,062.87           $139,500.00           $90,562.50
     Scheduled Interest Allocation Factor              0.00432867           0.00304960            0.00562500           0.00562500
     Interest Adjustment                                   $15.16                $3.74                 $1.15                $0.75
     Interest Adjustment Allocation Factor             0.00000004           0.00000003            0.00000005           0.00000005
     Net Interest Distributed                       $1,834,217.59          $452,066.61           $139,501.15           $90,563.25
     Distributed Allocation Factor                     0.00432870           0.00304962            0.00562505           0.00562505
         Other Distribution                                 $0.00                $0.00                 $0.00                $0.00
         Other Distribution Allocation Factor          0.00000000           0.00000000            0.00000000           0.00000000
         Ending Total Distribution                 $14,711,693.53        $7,773,135.17           $139,501.15           $90,563.25
         Ending Principal Balance                 $288,802,296.38       $73,645,415.00        $24,800,000.00       $16,100,000.00
         Principal Balance Trading Factor              0.68156554           0.49680886            1.00000000           1.00000000
     Class                                              II-A-4          II-A-5 (IO)                C-X-1                C-X-2
     Weighted Average Pass Through Rate                    6.750%               6.750%               6.750%               6.750%
Original Principal Balance                         $20,782,085.00                $0.00                $0.00                $0.00
Beginning Principal Balance                        $20,782,085.00                $0.00                $0.00                $0.00
     Loans Transferred In                                   $0.00                $0.00                $0.00                $0.00
     Loans Transferred Out                                  $0.00                $0.00                $0.00                $0.00
     Principal Losses                                       $0.00                $0.00                $0.00                $0.00
     Other Principal Adjustments                            $0.00                $0.00                $0.00                $0.00
     Principal Distributed                                  $0.00                $0.00                $0.00                $0.00
     Principal Allocation Factor                       0.00000000           0.00000000           0.00000000           0.00000000
     Scheduled Interest                               $116,899.23            $3,373.60           $97,186.72           $32,265.04
     Scheduled Interest Allocation Factor              0.00562500           0.00000000           0.00000000           0.00000000
     Interest Adjustment                                    $0.97                $0.03                $0.80                $0.27
     Interest Adjustment Allocation Factor             0.00000005           0.00000000           0.00000000           0.00000000
     Net Interest Distributed                         $116,900.20            $3,373.63           $97,187.52           $32,265.31
     Distributed Allocation Factor                     0.00562505           0.00000000           0.00000000           0.00000000
         Other Distribution                                 $0.00                $0.00                $0.00                $0.00
         Other Distribution Allocation Factor          0.00000000           0.00000000           0.00000000           0.00000000
         Ending Total Distribution                    $116,900.20            $3,373.63           $97,187.52           $32,265.31
         Ending Principal Balance                  $20,782,085.00                $0.00                $0.00                $0.00
         Principal Balance Trading Factor              1.00000000           0.00000000           0.00000000           0.00000000

     Class                                               C-X-3              III-A-1          III-A-2 (IO)              III-A-3
     Weighted Average Pass Through Rate                    6.750%               6.400%                6.750%               7.000%
Original Principal Balance                                  $0.00       $40,789,000.00                 $0.00      $104,628,339.00
Beginning Principal Balance                                 $0.00       $40,789,000.00                 $0.00       $56,621,377.85
     Loans Transferred In                                   $0.00                $0.00                 $0.00                $0.00
     Loans Transferred Out                                  $0.00                $0.00                 $0.00                $0.00
     Principal Losses                                       $0.00                $0.00                 $0.00                $0.00
     Other Principal Adjustments                            $0.00                $0.00                 $0.00                $0.00
     Principal Distributed                                  $0.00               ($0.00)                $0.00        $5,338,631.20
     Principal Allocation Factor                       0.00000000           0.00000000            0.00000000           0.05102472
     Scheduled Interest                                 $9,777.24          $217,541.33            $11,896.79          $330,291.37
     Scheduled Interest Allocation Factor              0.00000000           0.00533333            0.00000000           0.00315681
     Interest Adjustment                                    $0.08                $1.80                 $0.10                $2.73
     Interest Adjustment Allocation Factor             0.00000000           0.00000004            0.00000000           0.00000003
     Net Interest Distributed                           $9,777.32          $217,543.13            $11,896.89          $330,294.10
     Distributed Allocation Factor                     0.00000000           0.00533338            0.00000000           0.00315683
         Other Distribution                                 $0.00                $0.00                 $0.00                $0.00
         Other Distribution Allocation Factor          0.00000000           0.00000000            0.00000000           0.00000000
         Ending Total Distribution                      $9,777.32          $217,543.13            $11,896.89        $5,668,925.30
         Ending Principal Balance                           $0.00       $40,789,000.00                 $0.00       $51,282,746.65
         Principal Balance Trading Factor              0.00000000           1.00000000            0.00000000           0.49014203

     Class                                         III-A-4 (PO)              III-A-5              III-A-6              III-A-7
     Weighted Average Pass Through Rate                     6.750%               6.750%               6.750%
Original Principal Balance                           $3,875,124.00        $4,800,000.00        $4,000,000.00       $14,250,000.00
Beginning Principal Balance                          $2,097,087.73                $0.00        $4,000,000.00       $14,250,000.00
     Loans Transferred In                                    $0.00                $0.00                $0.00                $0.00
     Loans Transferred Out                                   $0.00                $0.00                $0.00                $0.00
     Principal Losses                                        $0.00                $0.00                $0.00                $0.00
     Other Principal Adjustments                             $0.00                $0.00                $0.00                $0.00
     Principal Distributed                             $197,727.05                $0.00                $0.00                $0.00
     Principal Allocation Factor                        0.05102470           0.00000000           0.00000000           0.00000000
     Scheduled Interest                                      $0.00                $0.00           $22,500.00           $80,156.25
     Scheduled Interest Allocation Factor               0.00000000           0.00000000           0.00562500           0.00562500
     Interest Adjustment                                     $0.00                $0.00                $0.19                $0.66
     Interest Adjustment Allocation Factor              0.00000000           0.00000000           0.00000005           0.00000005
     Net Interest Distributed                                $0.00                $0.00           $22,500.19           $80,156.91
     Distributed Allocation Factor                      0.00000000           0.00000000           0.00562505           0.00562505
         Other Distribution                                  $0.00                $0.00                $0.00                $0.00
         Other Distribution Allocation Factor           0.00000000           0.00000000           0.00000000           0.00000000
         Ending Total Distribution                     $197,727.05                $0.00           $22,500.19           $80,156.91
         Ending Principal Balance                    $1,899,360.68                $0.00        $4,000,000.00       $14,250,000.00
         Principal Balance Trading Factor               0.49014191           0.00000000           1.00000000           1.00000000

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999
Series: 1998-3 Group II & Group III Pool 1438 & Pool 1439
Certificate Trust

                               Page 2 of 2     Distribution Date: March 25, 1999

     Class                                             III-A-8                III-P                C-B-1                C-B-2
     Weighted Average Pass Through Rate                    6.750%               6.750%               6.750%               6.750%
Original Principal Balance                         $19,893,962.00          $365,967.72        $8,474,136.00        $7,203,016.00
Beginning Principal Balance                        $19,893,962.00          $350,049.70        $8,401,141.36        $7,140,970.55
     Loans Transferred In                                   $0.00                $0.00                $0.00                $0.00
     Loans Transferred Out                                  $0.00                $0.00                $0.00                $0.00
     Principal Losses                                       $0.00                $0.00                $0.00                $0.00
     Other Principal Adjustments                            $0.00                $0.00                $0.00                $0.00
     Principal Distributed                                  $0.00            $2,583.16            $6,986.39            $5,938.43
     Principal Allocation Factor                       0.00000000           0.00705844           0.00082444           0.00082444
     Scheduled Interest                               $111,903.54                $0.00           $47,256.42           $40,167.96
     Scheduled Interest Allocation Factor              0.00562500           0.00000000           0.00557655           0.00557655
     Interest Adjustment                                    $0.92                $0.00                $0.39                $0.33
     Interest Adjustment Allocation Factor             0.00000005           0.00000000           0.00000005           0.00000005
     Net Interest Distributed                         $111,904.46                $0.00           $47,256.81           $40,168.29
     Distributed Allocation Factor                     0.00562505           0.00000000           0.00557659           0.00557659
         Other Distribution                                 $0.00                $0.00                $0.00                $0.00
         Other Distribution Allocation Factor          0.00000000           0.00000000           0.00000000           0.00000000
         Ending Total Distribution                    $111,904.46            $2,583.16           $54,243.20           $46,106.72
         Ending Principal Balance                  $19,893,962.00          $347,466.54        $8,394,154.97        $7,135,032.12
         Principal Balance Trading Factor              1.00000000           0.94944587           0.99056175           0.99056175

     Class                                               C-B-3                C-B-4                C-B-5                C-B-6
     Weighted Average Pass Through Rate                    6.750%               6.750%               6.750%
Original Principal Balance                          $1,694,826.00        $1,482,973.00        $1,271,120.00        $1,059,272.40
Beginning Principal Balance                         $1,680,227.08        $1,470,198.95        $1,260,170.81        $1,050,148.02
     Loans Transferred In                                   $0.00                $0.00                $0.00                $0.00
     Loans Transferred Out                                  $0.00                $0.00                $0.00                $0.00
     Principal Losses                                       $0.00                $0.00                $0.00                $0.00
     Other Principal Adjustments                            $0.00                $0.00                $0.00                $0.00
     Principal Distributed                              $1,397.28            $1,222.62            $1,047.96              $873.30
     Principal Allocation Factor                       0.00082444           0.00082444           0.00082444           0.00082444
     Scheduled Interest                                 $9,451.28            $8,269.87            $7,088.46            $5,907.08
     Scheduled Interest Allocation Factor              0.00557655           0.00557655           0.00557655           0.00557654
     Interest Adjustment                                    $0.08                $0.07                $0.06                $0.05
     Interest Adjustment Allocation Factor             0.00000005           0.00000005           0.00000005           0.00000005
     Net Interest Distributed                           $9,451.36            $8,269.94            $7,088.52            $5,907.13
     Distributed Allocation Factor                     0.00557660           0.00557660           0.00557659           0.00557659
         Other Distribution                                 $0.00                $0.00                $0.00                $0.00
         Other Distribution Allocation Factor          0.00000000           0.00000000           0.00000000           0.00000000
         Ending Total Distribution                     $10,848.64            $9,492.56            $8,136.48            $6,780.43
         Ending Principal Balance                   $1,678,829.80        $1,468,976.33        $1,259,122.85        $1,049,274.72
         Principal Balance Trading Factor              0.99056175           0.99056175           0.99056175           0.99056175

     Class                                                     R1                   R2
     Weighted Average Pass Through Rate                     6.750%               6.750%
Original Principal Balance                                 $50.00               $50.00
Beginning Principal Balance                                 $0.00                $0.00
     Loans Transferred In                                   $0.00                $0.00
     Loans Transferred Out                                  $0.00                $0.00
     Principal Losses                                       $0.00                $0.00
     Other Principal Adjustments                            $0.00                $0.00
     Principal Distributed                                  $0.00                $0.00
     Principal Allocation Factor                       0.00000000           0.00000000
     Scheduled Interest                                     $0.00              $144.88
     Scheduled Interest Allocation Factor              0.00000000           2.89760000
     Interest Adjustment                                    $0.00                $0.00
     Interest Adjustment Allocation Factor             0.00000000           0.00000000
     Net Interest Distributed                               $0.00              $144.88
     Distributed Allocation Factor                     0.00000000           2.89760000
         Other Distribution                                 $0.00                $0.00
         Other Distribution Allocation Factor          0.00000000           0.00000000
         Ending Total Distribution                          $0.00              $144.88
         Ending Principal Balance                           $0.00                $0.00
         Principal Balance Trading Factor              0.00000000           0.00000000

     Class                                       Over Collaterization
     Weighted Average Pass Through Rate
Original Principal Balance                             $26,868.98
Beginning Principal Balance                            $26,868.98
     Loans Transferred In                                   $0.00
     Loans Transferred Out                                  $0.00
     Principal Losses                                       $0.00
     Other Principal Adjustments                            $0.00      IIA-5 Notional Amt      Class C-X-1 Notional Amt
     Principal Distributed                                  $0.00      ------------------      ------------------------
     Principal Allocation Factor                       0.00000000         $599,751.73                 $17,277,639.34
     Scheduled Interest                                     $0.00
     Scheduled Interest Allocation Factor              0.00000000     III-A-2 Notional Amt     Class C-X-2 Notional Amt
     Interest Adjustment                                    $0.00     --------------------     ------------------------
     Interest Adjustment Allocation Factor             0.00000000        $2,114,985.19                 $5,736,007.66
     Net Interest Distributed                               $0.00
     Distributed Allocation Factor                     0.00000000                              Class C-X-3 Notional Amt
         Other Distribution                                 $0.00                              ------------------------
         Other Distribution Allocation Factor          0.00000000                                      $1,738,175.66
         Ending Total Distribution                          $0.00
         Ending Principal Balance                      $26,868.98
         Principal Balance Trading Factor              1.00000000

                    PNCMS
     MORTGAGE PASS-THROUGH CERTIFICATES,
          SERIES 1998-4, CLASS IV-P

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998-4 Group I (1440)               WEIGHTED AVERAGE PC RATE: 7.47626485
--------------------------------------------------------------------------------

ISSUE DATE: 04/29/1998
CERTIFICATE BALANCE AT ISSUE:  $97,382,240.97

                                                                                    CERTIFICATE
                                                                  TOTAL               ACCOUNT         CERTIFICATE
                                                                NUMBER OF            ACTIVITY           BALANCE
                                                                MORTGAGES           (@ PC RATE)       OUTSTANDING
                                                              ------------        -------------     --------------
BALANCES FROM LAST FISCAL MONTH-END:                              731                               $80,832,640.24
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                     $59,699.28
 Unscheduled Principal Collection/Reversals                                          $11,669.53
 Liquidations-in-full                                             17              $1,991,222.80
 Principal Balance Sales Adjustments                                                      $0.00
 Net Principal Distributed                                                        $2,062,591.61     ($2,062,591.61)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                         $0.00

BALANCE CURRENT FISCAL MONTH-END:                                 714                               $78,770,048.63

SCHEDULED INTEREST AT MORTGAGE RATE:                                                $547,067.29

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                              $75.13
 Interest Sales Adjustments                                                               $0.00
 Interest Accrual Adjustment                                                              $0.00
 Interest Uncollected on Liquidation                                                      $0.00
 Interest Uncollected on Non-Earning Assets                                               $0.00
 Net Unscheduled Interest Distributed                                                    $75.13

OTHER:
 Loan Conversion Fees                                                                     $0.00
 Expense Reimbursements                                                                   $0.00
 Gain on Liquidations                                                                     $0.00
 Hazard Insurance Premium Refunds                                                         $0.00
 Net Other Distributions                                                                  $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                    $43,321.18

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                            $2.21
 Servicing Fees Sales Adjustments                                                         $0.00
 Servicing Fees Accrual Adjustments                                                       $0.00
 Servicing Fees Uncollected on Liquidation                                                $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                            $0.00
 Net Unscheduled Service Fees Distributed                                                 $2.21

MISCELLANEOUS EXPENSES:                                                                   $0.00

NET FUNDS DISTRIBUTED:                                                            $2,566,410.64

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998-4 Group I (1440)                   WEIGHTED AVERAGE PC RATE: 7.4763

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------

   LOAN COUNT OF      AGGREGATE LOSS
  INCURRED LOSSES         AMOUNT
  ---------------         ------
         0                $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------

  PRINCIPAL      SCHEDULED    INTEREST   NET INTEREST                   TOTAL
DISTRIBUTION   INTEREST DUE  ADJUSTMENT  DISTRUBUTION    OTHER      DISTRIBUTION
------------   ------------  ----------  ------------    -----      ------------
$2,062,591.61  $503,746.11     $72.92     $503,819.03    $0.00     $2,566,410.64
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                               ORIGINAL             CLAIMS IN              CLAIMS                           COVERAGE
INSURANCE TYPE                  BALANCE              PROGRESS               PAID          ADJUSTMENTS      REMAINING
MPI                                  $0.00            $0.00                $0.00             $0.00             $0.00

SPECIAL HAZARD               $4,178,149.00            $0.00                $0.00             $0.00     $4,178,149.00

BANKRUPTCY BOND
SINGLE-UNITS                   $158,561.00            $0.00                $0.00             $0.00       $158,561.00
MULTI-UNITS                          $0.00            $0.00                $0.00             $0.00             $0.00

MORTGAGE REPURCHASE          $8,356,299.00            $0.00                $0.00             $0.00     $8,356,299.00

DELINQUENT INSTALLMENTS

      ONE                                                     TWO                                                 THREE

 COUNT     PRIN BALANCE                                 COUNT     PRIN BALANCE                               COUNT    PRIN BALANCE
   14     $1,626,899.85                                   1       $187,995.08                                  3      $357,891.31

                         IN FORECLOSURE                                         ACQUIRED

                             COUNT      PRIN BALANCE                              COUNT      PRIN BALANCE
                               0           $0.00                                    0           $0.00

The Group C-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group I, II and IV Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated April 27, 1998, pursuant to which certain of the Group I, II and IV Certificates were offered. The Special Hazard coverage, Bankruptcy coverage and Fraud coverage (collectively, "Credit Enhancements") provided by the C-B Certificates provide coverages to the Group I, II and Group IV Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in other Loan Group or Loan Groups have not sustained any losses.
The Class Principal Balances of the Class C-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

              CLASS                CLASS PRINCIPAL BALANCE
              C-B-1                    $13,044,547.69
              C-B-2                     $5,176,406.92
              C-B-3                     $4,141,125.73
              C-B-4                     $2,691,731.87
              C-B-5                     $1,035,281.19
              C-B-6                     $1,863,511.67

              Total                    $27,952,605.07

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $4,178,149.00, $158,561.00, $8,356,299.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998-4 Group I (1440)

Interest Rate          Interest Rate      Net Rate       Pass Through Rate      Remaining Term   Principal Balance  Number Of Loans
-----------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999             6.8750         6.2572              6.2317              347.701             $181,577.63            2
7.0000 - 7.4999             7.2706         6.6864              6.6586              347.201           $3,942,713.43           31
7.5000 - 7.9999             7.7435         7.1261              7.1006              347.300          $23,234,942.11          189
8.0000 - 8.4999             8.1845         7.5844              7.5578              347.164          $33,674,325.77          308
8.5000 - 8.9999             8.6169         7.9800              7.9558              347.087          $15,849,966.76          163
9.0000 - 9.4999             9.0867         8.3900              8.3698              347.075           $1,299,288.63           16
9.5000 - 9.9999             9.6844         8.5829              8.5679              347.476             $365,571.44            3
10.0000-10.4999            10.3750         8.7200              8.7050              348.000             $162,560.26            1
10.5000-10.9999            10.5000         8.7250              8.7100              348.000              $59,102.60            1
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                 8.1208         7.5019              7.4763              347.194          $78,770,048.63          714

PROCESSING MONTH: 02/1999

PROCESSING MONTH: 02/1999

SERIES: 1998-4 Group I, II, IV (1440, 1441, 1443)                                 WEIGHTED AVERAGE PC RATE:  7.47626485

--------------------------------------------------------------------------------------------------------------------------------

                                                                           -----------------------------------------------------
CERTIFICATE BALANCE AT ISSUE Group I:               $97,382,240.97                              Group I
CERTIFICATE BALANCE AT ISSUE Group II:             $211,263,675.67
CERTIFICATE BALANCE AT ISSUE Group IV:             $109,169,039.65
------------------------------------------------------------------                            CERTIFICATE
Total                                              $417,814,956.29         TOTAL              ACCOUNT              CERTIFICATE
                                                                           NUMBER OF          ACTIVITY             BALANCE
                                                                           MORTGAGES          (@ PC RATE)          OUTSTANDING
                                                                           -----------------------------------------------------
BALANCES FROM LAST FISCAL MONTH-END:                                           731                               $80,832,640.24
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                               $59,699.28
 Unscheduled Principal Collection/Reversals                                                    $11,669.53
 Liquidations-in-full                                                           17          $1,991,222.80
 Principal Balance Sales Adjustments                                                                $0.00
 Net Principal Distributed                                                                  $2,062,591.61        ($2,062,591.61)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                      $0.00

BALANCE CURRENT FISCAL MONTH-END:                                              714                               $78,770,048.63

SCHEDULED INTEREST AT MORTGAGE RATE:                                                          $547,067.29

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                        $75.13
 Interest Sales Adjustments                                                                         $0.00
 Interest Accrual Adjustment                                                                        $0.00
 Interest Uncollected on Liquidation                                                                $0.00
 Interest Uncollected on Non-Earning Assets                                                         $0.00
 Net Unscheduled Interest Distributed                                                              $75.13

OTHER:
 Loan Conversion Fees                                                                               $0.00
 Expense Reimbursements                                                                             $0.00
 Gain on Liquidations                                                                               $0.00
 Hazard Insurance Premium Refunds                                                                   $0.00
 Net Other Distributions                                                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                              $43,321.18

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                      $2.21
 Servicing Fees Sales Adjustments                                                                   $0.00
 Servicing Fees Accrual Adjustments                                                                 $0.00
 Servicing Fees Uncollected on Liquidation                                                          $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                      $0.00
 Net Unscheduled Service Fees Distributed                                                           $2.21

MISCELLANEOUS EXPENSES:                                                                             $0.00

NET FUNDS DISTRIBUTED:                                                                      $2,566,410.64
                                                                           -----------------------------------------------------

                                                          WEIGHTED AVERAGE PC RATE:  7.27154756

                                                   ----------------------------------------------------

                                                   ----------------------------------------------------
                                                                         Group II


                                                                        CERTIFICATE
                                                     TOTAL              ACCOUNT          CERTIFICATE
                                                     NUMBER OF          ACTIVITY         BALANCE
                                                     MORTGAGES          (@ PC RATE)      OUTSTANDING
                                                   ----------------------------------------------------
BALANCES FROM LAST FISCAL MONTH-END:                   1265                            $178,220,349.58
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                        $130,827.47
 Unscheduled Principal Collection/Reversals                              $97,502.95
 Liquidations-in-full                                   25            $4,786,321.49
 Principal Balance Sales Adjustments                                          $0.00
 Net Principal Distributed                                            $5,014,651.91     ($5,014,651.91)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                             $0.00

BALANCE CURRENT FISCAL MONTH-END:                      1240                            $173,205,697.67

SCHEDULED INTEREST AT MORTGAGE RATE:                                  $1,198,940.25

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                 $150.00
 Interest Sales Adjustments                                                   $0.00
 Interest Accrual Adjustment                                                  $0.00
 Interest Uncollected on Liquidation                                          $0.00
 Interest Uncollected on Non-Earning Assets                                   $0.00
 Net Unscheduled Interest Distributed                                       $150.00

OTHER:
 Loan Conversion Fees                                                         $0.00
 Expense Reimbursements                                                       $0.00
 Gain on Liquidations                                                         $0.00
 Hazard Insurance Premium Refunds                                             $0.00
 Net Other Distributions                                                      $0.00

SCHEDULED SERVICING FEE EXPENSES:                                       $118,470.40

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                $0.00
 Servicing Fees Sales Adjustments                                             $0.00
 Servicing Fees Accrual Adjustments                                           $0.00
 Servicing Fees Uncollected on Liquidation                                    $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                $0.00
 Net Unscheduled Service Fees Distributed                                     $0.00

MISCELLANEOUS EXPENSES:                                                       $0.00

NET FUNDS DISTRIBUTED:                                                $6,095,271.76
                                                   ----------------------------------------------------

                                                          WEIGHTED AVERAGE PC RATE:  7.15695705

                                                   ---------------------------------------------------

                                                   ---------------------------------------------------
                                                                        Group IV


                                                                        CERTIFICATE
                                                     TOTAL              ACCOUNT          CERTIFICATE
                                                     NUMBER OF          ACTIVITY         BALANCE
                                                     MORTGAGES          (@ PC RATE)      OUTSTANDING
                                                   ---------------------------------------------------
BALANCES FROM LAST FISCAL MONTH-END:                    466                            $84,607,053.07
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                        $102,698.56
 Unscheduled Principal Collection/Reversals                              $14,991.94
 Liquidations-in-full                                    14           $3,396,109.99
 Principal Balance Sales Adjustments                                          $0.00
 Net Principal Distributed                                            $3,513,800.49    ($3,513,800.49)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                            $0.00

BALANCE CURRENT FISCAL MONTH-END:                       452                               81093252.58

SCHEDULED INTEREST AT MORTGAGE RATE:                                    $562,313.84

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                   $0.00
 Interest Sales Adjustments                                                   $0.00
 Interest Accrual Adjustment                                                  $0.00
 Interest Uncollected on Liquidation                                          $0.00
 Interest Uncollected on Non-Earning Assets                                   $0.00
 Net Unscheduled Interest Distributed                                         $0.00

OTHER:
 Loan Conversion Fees                                                         $0.00
 Expense Reimbursements                                                       $0.00
 Gain on Liquidations                                                         $0.00
 Hazard Insurance Premium Refunds                                             $0.00
 Net Other Distributions                                                      $0.00

SCHEDULED SERVICING FEE EXPENSES:                                        $56,915.48

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                $0.00
 Servicing Fees Sales Adjustments                                             $0.00
 Servicing Fees Accrual Adjustments                                           $0.00
 Servicing Fees Uncollected on Liquidation                                    $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                $0.00
 Net Unscheduled Service Fees Distributed                                     $0.00

MISCELLANEOUS EXPENSES:                                                       $0.00

NET FUNDS DISTRIBUTED:                                                $4,019,198.85
                                                   ---------------------------------------------------

PROCESSING MONTH:  02/1999
SERIES:  1998-4 Group I, II, IV (1440, 1441, 1443)
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL

--------------------------------------------------------------------------------
                      LOAN COUNT OF                   AGGREGATE LOSS
                     INCURRED LOSSES                      AMOUNT
                     ---------------                      ------
I                           0                             $0.00
II                          0                             $0.00
IV                          0                             $0.00
                            0                             $0.00
--------------------------------------------------------------------------------



SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------
            PRINCIPAL         SCHEDULED        INTEREST
GROUP     DISTRIBUTION      INTEREST DUE      ADJUSTMENT
-----     ------------      ------------      ----------
I         $2,062,591.61       $503,746.11         $72.92
II        $5,014,651.91     $1,080,469.85        $150.00
IV        $3,513,800.49       $505,398.36          $0.00
Total    $10,591,044.01     $2,089,614.32        $222.92
--------------------------------------------------------

--------------------------------------------------------------------------------
* Aggregate Loss Amount and Count do not include this month's activity

------------------------------------------------------------------------------------------------------------------------------
INSURANCE RESERVES      COMBINED      Group I      Group II      Group I    Group II     Group I       Group II      COMBINED

                        ORIGINAL     CLAIMS IN     CLAIMS IN     CLAIMS      CLAIMS                                  COVERAGE
INSURANCE TYPE           BALANCE      PROGRESS     PROGRESS       PAID        PAID     ADJUSTMENTS    ADJUSTMENTS    REMAINING
MPI                        $0.00        $0.00       $0.00        $0.00       $0.00        $0.00          $0.00         $0.00

SPECIAL HAZARD             $0.00        $0.00       $0.00        $0.00       $0.00        $0.00          $0.00         $0.00

BANKRUPTCY BOND
SINGLE-UNITS               $0.00        $0.00       $0.00        $0.00       $0.00        $0.00          $0.00         $0.00
MULTI-UNITS                $0.00        $0.00       $0.00        $0.00       $0.00        $0.00          $0.00         $0.00

MORTGAGE REPURCHASE        $0.00        $0.00       $0.00        $0.00       $0.00        $0.00          $0.00         $0.00
------------------------------------------------------------------------------------------------------------------------------

DELINQUENT INSTALLMENTS

------------------------------------------------------------------------------------------------------------------------------------
    ONE (Group II )                                          TWO (Group II )                                    THREE (Group II )

 COUNT      PRIN BALANCE                                 COUNT        PRIN BALANCE                             COUNT    PRIN BALANCE
   0            $0.00                                      0              $0.00                                  0          $0.00

                           FORECLOSURE (Group II )                                     REO (Group II )

                        COUNT              PRIN BALANCE                             COUNT        PRIN BALANCE
                          0                    $0.00                                  0              $0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    ONE (Group I )                                           TWO (Group I )                                     THREE (Group I )

 COUNT      PRIN BALANCE                                 COUNT        PRIN BALANCE                             COUNT    PRIN BALANCE
   0            $0.00                                      0              $0.00                                  0          $0.00

                           FORECLOSURE (Group I )                                      ACQUIRED (Group I )

                        COUNT              PRIN BALANCE                             COUNT        PRIN BALANCE
                          0                    $0.00                                  0              $0.00
------------------------------------------------------------------------------------------------------------------------------------

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-4 Group I, II, IV (1440, 1441, 1443)

                                                WEIGHTED AVERAGE PC RATE: 7.2921
--------------------------------------------------------------------------------

ISSUE DATE: 04/29/1998
CERTIFICATE BALANCE AT ISSUE:                                    $417,814,956.29

                                                                               CERTIFICATE
                                                            TOTAL              ACCOUNT                CERTIFICATE
                                                            NUMBER OF          ACTIVITY               BALANCE
                                                            MORTGAGES          (@ PC RATE)            OUTSTANDING
                                                         ---------------    -----------------    ----------------------
BALANCES FROM LAST FISCAL MONTH-END:                            2462                                $343,660,042.89
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                  $293,225.31
 Unscheduled Principal Collection/Reversals                                       $124,164.42
 Liquidations-in-full                                             56           $10,173,654.28
 Principal Balance Sales Adjustments                                                    $0.00
 Net Principal Distributed                                                     $10,591,044.01       ($10,591,044.01)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                               2406                                $333,068,998.88

SCHEDULED INTEREST AT MORTGAGE RATE:                                            $2,308,321.38

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                           $225.13
 Interest Sales Adjustments                                                             $0.00
 Interest Accrual Adjustment                                                            $0.00
 Interest Uncollected on Liquidation                                                    $0.00
 Interest Uncollected on Non-Earning Assets                                             $0.00
 Net Unscheduled Interest Distributed                                                 $225.13

OTHER:
 Loan Conversion Fees                                                                   $0.00
 Expense Reimbursements                                                                 $0.00
 Gain on Liquidations                                                                   $0.00
 Hazard Insurance Premium Refunds                                                       $0.00
 Net Other Distributions                                                                $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                 $218,707.06

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                          $2.21
 Servicing Fees Sales Adjustments                                                       $0.00
 Servicing Fees Accrual Adjustments                                                     $0.00
 Servicing Fees Uncollected on Liquidation                                              $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                          $0.00
 Net Unscheduled Service Fees Distributed                                               $2.21

MISCELLANEOUS EXPENSES:                                                                 $0.00

NET FUNDS DISTRIBUTED:                                                         $12,680,881.25

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES: 1998-4 Group I, II, IV (1440, 1441, 1443)
                                               WEIGHTED AVERAGE PC RATE:  7.2921

--------------------------------------------------------------------
         AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
--------------------------------------------------------------------

          LOAN COUNT OF                  AGGREGATE LOSS
         INCURRED LOSSES                     AMOUNT
         ---------------                     ------
                0                             $0.00
--------------------------------------------------------------------

--------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                      SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
------------------------------------------------------------------------------------------------------------------------

 PRINCIPAL                 SCHEDULED                  INTEREST               NET INTEREST                     TOTAL
DISTRIBUTION              INTEREST DUE               ADJUSTMENT              DISTRUBUTION       OTHER      DISTRIBUTION
------------              ------------               ----------              ------------       -----      ------------
$10,591,044.01            $2,089,614.32               $222.92                $2,089,837.24      $0.00     $12,680,881.25
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                                ORIGINAL                CLAIMS IN                    CLAIMS                               COVERAGE
INSURANCE TYPE                   BALANCE                 PROGRESS                     PAID               ADJUSTMENTS     REMAINING
MPI                                   $0.00                $0.00                     $0.00                  $0.00              $0.00

SPECIAL HAZARD                $4,178,149.00                $0.00                     $0.00                  $0.00      $4,178,149.00

BANKRUPTCY BOND
SINGLE-UNITS                    $158,561.00                $0.00                     $0.00                  $0.00        $158,561.00
MULTI-UNITS                           $0.00                $0.00                     $0.00                  $0.00              $0.00

MORTGAGE REPURCHASE           $8,356,299.00                $0.00                     $0.00                  $0.00      $8,356,299.00

DELINQUENT INSTALLMENTS

        ONE                                              TWO                                          THREE

 COUNT      PRIN BALANCE                       COUNT           PRIN BALANCE                 COUNT            PRIN BALANCE
   8        $852,615.48                          0                $0.00                       0                 $0.00

                         IN FORECLOSURE                                       ACQUIRED

                     COUNT        PRIN BALANCE                       COUNT            PRIN BALANCE
                       0              $0.00                            0                 $0.00

The Group C-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group I, II and IV Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated April 27, 1998, pursuant to which certain of the Group I, II and IV Certificates were offered. The Special Hazard coverage, Bankruptcy coverage and Fraud coverage (collectively, "Credit Enhancements") provided by the C-B Certificates provide coverages to the Group I, II and Group IV Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in other Loan Group or Loan Groups have not sustained any losses.
The Class Principal Balances of the Class C-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

              CLASS                CLASS PRINCIPAL BALANCE
              C-B-1                     $13,044,547.69
              C-B-2                      $5,176,406.92
              C-B-3                      $4,141,125.73
              C-B-4                      $2,691,731.87
              C-B-5                      $1,035,281.19
              C-B-6                      $1,863,511.67

              Total                     $27,952,605.07

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $4,178,149.00, $158,561.00, $8,356,299.00 respectively.

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  February 1999
Series: 1998-4 Group I, II & IV  Pool 1440, 1441 & 1443
Certificate Trust                             Distribution Date:  March 25, 1999

     Class                                          Portfolio            I-A-1                 I-X                I-P
     Weighted Average Pass Through Rate                  7.3816%            7.0000%             7.0000%
Original Principal Balance                       $417,814,956.29     $90,394,806.00               $0.00        $414,133.00
Beginning Principal Balance                      $343,660,042.89     $73,917,397.20               $0.00        $387,733.76
     Loans Transferred In                                  $0.00              $0.00               $0.00              $0.00
     Loans Transferred Out                                 $0.00              $0.00               $0.00              $0.00
     Principal Losses                                      $0.00              $0.00               $0.00              $0.00
     Other Principal Adjustments                           $0.00              $0.00               $0.00              $0.00
     Principal Distributed                        $10,591,044.01      $2,057,396.62               $0.00            $377.75
     Principal Allocation Factor                     0.025348647        0.022760120         0.000000000        0.000912147
     Scheduled Interest                            $2,089,614.32        $431,184.82          $34,484.76              $0.00
     Scheduled Interest Allocation Factor            0.005001291        0.004770018         0.000000000        0.000000000
     Interest Adjustment                                 $222.92             $46.00               $3.68              $0.00
     Interest Adjustment Allocation Factor           0.000000534        0.000000509         0.000000000        0.000000000
     Net Interest Distributed                      $2,089,837.24        $431,230.82          $34,488.44              $0.00
     Distributed Allocation Factor                   0.005001825        0.004770527         0.000000000        0.000000000
         Other Distribution                                $0.00              $0.00               $0.00              $0.00
         Other Distribution Allocation Factor        0.000000000        0.000000000         0.000000000        0.000000000
         Ending Total Distribution                $12,680,881.25      $2,488,627.44          $34,488.44            $377.75
         Ending Principal Balance                $333,068,998.88     $71,860,000.58               $0.00        $387,356.01
         Principal Balance Trading Factor            0.797168684        0.794957186         0.000000000        0.935342052

     Class                                               II-A-1               II-X                II-P
     Weighted Average Pass Through Rate                     6.8099%            6.7500%
Original Principal Balance                          $196,321,485.00              $0.00         $681,891.00
Beginning Principal Balance                         $163,422,008.63              $0.00         $636,527.72
     Loans Transferred In                                     $0.00              $0.00               $0.00
     Loans Transferred Out                                    $0.00              $0.00               $0.00
     Principal Losses                                         $0.00              $0.00               $0.00
     Other Principal Adjustments                              $0.00              $0.00               $0.00
     Principal Distributed                            $4,999,871.26              $0.00           $4,390.88
     Principal Allocation Factor                        0.025467774        0.000000000         0.006439270
     Scheduled Interest                                 $927,399.52         $72,718.57               $0.00
     Scheduled Interest Allocation Factor               0.004723882        0.000000000         0.000000000
     Interest Adjustment                                     $98.93              $7.76               $0.00
     Interest Adjustment Allocation Factor              0.000000504        0.000000000         0.000000000
     Net Interest Distributed                           $927,498.45         $72,726.33               $0.00
     Distributed Allocation Factor                      0.004724386        0.000000000         0.000000000
         Other Distribution                                   $0.00              $0.00               $0.00
         Other Distribution Allocation Factor           0.000000000        0.000000000         0.000000000
         Ending Total Distribution                    $5,927,369.71         $72,726.33           $4,390.88
         Ending Principal Balance                   $158,422,137.37              $0.00         $632,136.84
         Principal Balance Trading Factor               0.806952623        0.000000000         0.927035025

Distribution Date:  March 25, 1999

     Class                                         IV-A-1            IV-A-2        IV-X            IV-P             C-B-1
     Weighted Average Pass Through Rate               6.5000%          7.0000%       6.7500%        0.0000%           6.8386%
Original Principal Balance                     $50,718,024.00   $50,718,024.00         $0.00    $363,980.00    $13,161,171.00
Beginning Principal Balance                    $38,500,324.91   $38,500,324.91         $0.00    $319,119.59    $13,055,747.69
     Loans Transferred In                               $0.00            $0.00         $0.00          $0.00             $0.00
     Loans Transferred Out                              $0.00            $0.00         $0.00          $0.00             $0.00
     Principal Losses                                   $0.00            $0.00         $0.00          $0.00             $0.00
     Other Principal Adjustments                        $0.00            $0.00         $0.00          $0.00             $0.00
     Principal Distributed                      $1,751,947.12    $1,751,947.12         $0.00      $1,113.26        $11,200.00
     Principal Allocation Factor                  0.034542890      0.034542890   0.000000000    0.003058575       0.000850988
     Scheduled Interest                           $208,543.43      $224,585.23    $31,278.67          $0.00        $74,402.82
     Scheduled Interest Allocation Factor         0.004111821      0.004428115   0.000000000    0.000000000       0.005653207
     Interest Adjustment                               $22.25           $23.96         $3.34          $0.00             $7.94
     Interest Adjustment Allocation Factor        0.000000439      0.000000472   0.000000000    0.000000000       0.000000603
     Net Interest Distributed                     $208,565.68      $224,609.19    $31,282.01          $0.00        $74,410.76
     Distributed Allocation Factor                0.004112260      0.004428587   0.000000000    0.000000000       0.005653810
         Other Distribution                             $0.00            $0.00         $0.00          $0.00             $0.00
         Other Distribution Allocation Factor     0.000000000      0.000000000   0.000000000    0.000000000       0.000000000
         Ending Total Distribution              $1,960,512.80    $1,976,556.31    $31,282.01      $1,113.26        $85,610.76
         Ending Principal Balance              $36,748,377.79   $36,748,377.79         $0.00    $318,006.33    $13,044,547.69
         Principal Balance Trading Factor         0.724562491      0.724562491   0.000000000    0.873691769       0.991138835

     Class                                             C-B-2               C-B-3              C-B-4               C-B-5
     Weighted Average Pass Through Rate                  6.8386%             6.8386%            6.8386%             6.8386%
Original Principal Balance                         $5,222,686.00       $4,178,149.00      $2,715,797.00       $1,044,537.00
Beginning Principal Balance                        $5,180,851.36       $4,144,681.29      $2,694,042.98       $1,036,170.08
     Loans Transferred In                                  $0.00               $0.00              $0.00               $0.00
     Loans Transferred Out                                 $0.00               $0.00              $0.00               $0.00
     Principal Losses                                      $0.00               $0.00              $0.00               $0.00
     Other Principal Adjustments                           $0.00               $0.00              $0.00               $0.00
     Principal Distributed                             $4,444.44           $3,555.55          $2,311.11             $888.89
     Principal Allocation Factor                     0.000850988         0.000850988        0.000850988         0.000850988
     Scheduled Interest                               $29,524.92          $23,619.94         $15,352.96           $5,904.98
     Scheduled Interest Allocation Factor            0.005653206         0.005653207        0.005653206         0.005653203
     Interest Adjustment                                   $3.15               $2.52              $1.64               $0.63
     Interest Adjustment Allocation Factor           0.000000603         0.000000603        0.000000604         0.000000603
     Net Interest Distributed                         $29,528.07          $23,622.46         $15,354.60           $5,905.61
     Distributed Allocation Factor                   0.005653809         0.005653810        0.005653810         0.005653806
         Other Distribution                                $0.00               $0.00              $0.00               $0.00
         Other Distribution Allocation Factor        0.000000000         0.000000000        0.000000000         0.000000000
         Ending Total Distribution                    $33,972.51          $27,178.01         $17,665.71           $6,794.50
         Ending Principal Balance                  $5,176,406.92       $4,141,125.73      $2,691,731.87       $1,035,281.19
         Principal Balance Trading Factor            0.991138835         0.991138835        0.991138833         0.991138841

                        Distribution Date: March 25, 1999

     Class                                             C-B-6                R-1                                    R-2
     Weighted Average Pass Through Rate                  6.8386%            6.7500%                               6.7500%
Original Principal Balance                         $1,880,172.19             $50.00                                $50.00
Beginning Principal Balance                        $1,865,111.67              $0.00                                 $0.00
     Loans Transferred In                                  $0.00              $0.00                                 $0.00
     Loans Transferred Out                                 $0.00              $0.00                                 $0.00
     Principal Losses                                      $0.00              $0.00                                 $0.00
     Other Principal Adjustments                           $0.00              $0.00                                 $0.00
     Principal Distributed                             $1,600.00              $0.00                                 $0.00
     Principal Allocation Factor                     0.000850988        0.000000000                            0.00000000
     Scheduled Interest                               $10,629.00              $0.00              $0.00            ($15.30)
     Scheduled Interest Allocation Factor            0.005653206        0.000000000                           -0.30600000
     Interest Adjustment                                   $1.13              $0.00              $0.00              $0.00
     Interest Adjustment Allocation Factor           0.000000601        0.000000000                            0.00000000
     Net Interest Distributed                         $10,630.13              $0.00                               ($15.30)
     Distributed Allocation Factor                   0.005653807        0.000000000                           -0.30600000
         Other Distribution                                $0.00              $0.00                                 $0.00
         Other Distribution Allocation Factor        0.000000000        0.000000000                            0.00000000
         Ending Total Distribution                    $12,230.13              $0.00                               ($15.30)
         Ending Principal Balance                  $1,863,511.67              $0.00                                 $0.00
         Principal Balance Trading Factor            0.991138831        0.000000000                            0.00000000

     Class                                       Over Collateralization
     Weighted Average Pass Through Rate
Original Principal Balance                                  $1.10
Beginning Principal Balance                                 $1.10           Class I-X Notional Amt
     Loans Transferred In                                   $0.00
     Loans Transferred Out                                  $0.00               $5,911,673.70               $6,724,125.10
     Principal Losses                                       $0.00
     Other Principal Adjustments                            $0.00           Class II-X Notional Amt
     Principal Distributed                                  $0.00           -----------------------                         ($0.00)
     Principal Allocation Factor                       0.00000000              $12,927,745.27          15071694.750000000
     Scheduled Interest                                     $0.00                                                           ($0.00)
     Scheduled Interest Allocation Factor              0.00000000           Class IV-X-1 Notional Amt
     Interest Adjustment                                    $0.00           -------------------------                        $0.01
     Interest Adjustment Allocation Factor             0.00000000               $5,560,652.28           6788261.320000000
     Net Interest Distributed                               $0.00
     Distributed Allocation Factor                     0.00000000
         Other Distribution                                 $0.00
         Other Distribution Allocation Factor          0.00000000
         Ending Total Distribution                          $0.00
         Ending Principal Balance                           $1.10                                                           ($0.00)
         Principal Balance Trading Factor              1.00000000

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-4 Group II (1441)                 WEIGHTED AVERAGE PC RATE: 7.2715
--------------------------------------------------------------------------------

ISSUE DATE: 04/29/1998
CERTIFICATE BALANCE AT ISSUE:                    $211,263,675.67

                                                                                        CERTIFICATE
                                                                  TOTAL                 ACCOUNT                CERTIFICATE
                                                                  NUMBER OF             ACTIVITY               BALANCE
                                                                  MORTGAGES             (@ PC RATE)            OUTSTANDING
                                                               ---------------       -----------------      -----------------
BALANCES FROM LAST FISCAL MONTH-END:                                1265                                       $178,220,349.58
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                             $130,827.47
 Unscheduled Principal Collection/Reversals                                                   $97,502.95
 Liquidations-in-full                                                 25                   $4,786,321.49
 Principal Balance Sales Adjustments                                                               $0.00
 Net Principal Distributed                                                                 $5,014,651.91        ($5,014,651.91)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                     $0.00

BALANCE CURRENT FISCAL MONTH-END:                                   1240                                       $173,205,697.67

SCHEDULED INTEREST AT MORTGAGE RATE:                                                       $1,198,940.25

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                      $150.00
 Interest Sales Adjustments                                                                        $0.00
 Interest Accrual Adjustment                                                                       $0.00
 Interest Uncollected on Liquidation                                                               $0.00
 Interest Uncollected on Non-Earning Assets                                                        $0.00
 Net Unscheduled Interest Distributed                                                            $150.00

OTHER:
 Loan Conversion Fees                                                                              $0.00
 Expense Reimbursements                                                                            $0.00
 Gain on Liquidations                                                                              $0.00
 Hazard Insurance Premium Refunds                                                                  $0.00
 Net Other Distributions                                                                           $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                            $118,470.40

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                     $0.00
 Servicing Fees Sales Adjustments                                                                  $0.00
 Servicing Fees Accrual Adjustments                                                                $0.00
 Servicing Fees Uncollected on Liquidation                                                         $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                     $0.00
 Net Unscheduled Service Fees Distributed                                                          $0.00

MISCELLANEOUS EXPENSES:                                                                            $0.00

NET FUNDS DISTRIBUTED:                                                                     $6,095,271.76

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-4 Group II (1441)                WEIGHTED AVERAGE PC RATE:  7.2715

------------------------------------------------------------------
          AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
------------------------------------------------------------------

          LOAN COUNT OF                 AGGREGATE LOSS
         INCURRED LOSSES                    AMOUNT
         ---------------                    ------
                0                           $0.00
------------------------------------------------------------------

------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                      SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
-----------------------------------------------------------------------------------------------------------------------

 PRINCIPAL                  SCHEDULED                 INTEREST         NET INTEREST                          TOTAL
DISTRIBUTION               INTEREST DUE              ADJUSTMENT        DISTRIBUTION      OTHER            DISTRIBUTION
------------               ------------              ----------        ------------      -----            ------------
$5,014,651.91             $1,080,469.85               $150.00         $1,080,619.85      $0.00           $6,095,271.76
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                               ORIGINAL            CLAIMS IN          CLAIMS                                COVERAGE
INSURANCE TYPE                  BALANCE             PROGRESS            PAID           ADJUSTMENTS         REMAINING
MPI                                  $0.00             $0.00           $0.00              $0.00                $0.00

SPECIAL HAZARD               $4,178,149.00             $0.00           $0.00              $0.00        $4,178,149.00

BANKRUPTCY BOND
SINGLE-UNITS                   $158,561.00             $0.00           $0.00              $0.00          $158,561.00
MULTI-UNITS                          $0.00             $0.00           $0.00              $0.00                $0.00

MORTGAGE REPURCHASE          $8,356,299.00             $0.00           $0.00              $0.00        $8,356,299.00

DELINQUENT INSTALLMENTS

         ONE                                  TWO                                THREE

 COUNT      PRIN BALANCE             COUNT     PRIN BALANCE               COUNT    PRIN BALANCE
   35     $4,905,141.59                4       $477,679.40                  5      $261,595.54

                         IN FORECLOSURE                                         ACQUIRED

               COUNT                   PRIN BALANCE                 COUNT                  PRIN BALANCE
                 3                     $669,786.18                    0                       $0.00

The Group C-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group I, II and IV Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated April 27, 1998, pursuant to which certain of the Group I, II and IV Certificates were offered. The Special Hazard coverage, Bankruptcy coverage and Fraud coverage (collectively, "Credit Enhancements") provided by the C-B Certificates provide coverages to the Group I, II and Group IV Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in other Loan Group or Loan Groups have not sustained any losses. The Class Principal Balances of the Class C-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

              CLASS               CLASS PRINCIPAL BALANCE
              C-B-1                        #REF!
              C-B-2                        #REF!
              C-B-3                        #REF!
              C-B-4                        #REF!
              C-B-5                        #REF!
              C-B-6                        #REF!

              Total                        #REF!

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $4,178,149.00, $158,561.00, $8,356,299.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998-4 Group II (1441)

Interest Rate           Interest Rate    Net Rate    Pass Through Rate     Remaining Term    Principal Balance     Number Of Loans
----------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999              7.2582       6.4832           6.4659             348.324           $8,309,945.65             53
7.5000 - 7.9999              7.7382       6.9632           6.9463             348.417          $59,776,326.52            382
8.0000 - 8.4999              8.1764       7.4014           7.3836             348.213          $75,390,464.70            523
8.5000 - 8.9999              8.6020       7.8270           7.8097             348.324          $27,157,686.30            253
9.0000 - 9.4999              9.0813       8.3063           8.2903             348.088           $1,178,322.15             14
9.5000 - 9.9999              9.7170       8.6328           8.6178             348.350             $701,554.67              7
10.0000-10.4999             10.1997       8.6374           8.6224             348.677             $569,610.29              6
10.5000-10.9999             10.5000       8.6250           8.6100             348.000             $121,787.39              1
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                  8.0685       7.2889           7.2715             348.307         $173,205,697.67           1239

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-4 Group III (1442)                WEIGHTED AVERAGE PC RATE: 7.1118
--------------------------------------------------------------------------------

ISSUE DATE: 04/29/1998
CERTIFICATE BALANCE AT ISSUE:                    $418,216,044.34

                                                                                        CERTIFICATE
                                                                TOTAL                   ACCOUNT                    CERTIFICATE
                                                                NUMBER OF               ACTIVITY                   BALANCE
                                                                MORTGAGES               (@ PC RATE)                OUTSTANDING
                                                            -------------------   ----------------------    ----------------------
BALANCES FROM LAST FISCAL MONTH-END:                               1059                                          $344,598,648.63
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                           $285,266.06
 Unscheduled Principal Collection/Reversals                                                 $77,842.95
 Liquidations-in-full                                                34                 $12,259,984.19
 Principal Balance Sales Adjustments                                                             $0.00
 Net Principal Distributed                                                              $12,623,093.20           ($12,623,093.20)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                       $0.00

BALANCE CURRENT FISCAL MONTH-END:                                  1025                                          $331,975,555.43

SCHEDULED INTEREST AT MORTGAGE RATE:                                                     $2,146,737.56

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                     $14.02
 Interest Sales Adjustments                                                                      $0.00
 Interest Accrual Adjustment                                                                     $0.00
 Interest Uncollected on Liquidation                                                             $0.00
 Interest Uncollected on Non-Earning Assets                                                      $0.00
 Net Unscheduled Interest Distributed                                                           $14.02

OTHER:
 Loan Conversion Fees                                                                            $0.00
 Expense Reimbursements                                                                          $0.00
 Gain on Liquidations                                                                            $0.00
 Hazard Insurance Premium Refunds                                                                $0.00
 Net Other Distributions                                                                         $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                          $102,964.44

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                   $0.25
 Servicing Fees Sales Adjustments                                                                $0.00
 Servicing Fees Accrual Adjustments                                                              $0.00
 Servicing Fees Uncollected on Liquidation                                                       $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                   $0.00
 Net Unscheduled Service Fees Distributed                                                        $0.25

MISCELLANEOUS EXPENSES:                                                                          $0.00

NET FUNDS DISTRIBUTED:                                                                  $14,666,880.09

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-4 Group III (1442)               WEIGHTED AVERAGE PC RATE:  7.1118

------------------------------------------------------------------
         AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
------------------------------------------------------------------

          LOAN COUNT OF               AGGREGATE LOSS
         INCURRED LOSSES                  AMOUNT
         ---------------                  ------
                0                         $0.00
------------------------------------------------------------------

------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                       SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
-------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL                  SCHEDULED                INTEREST         NET INTEREST                           TOTAL
 DISTRIBUTION                INTEREST DUE             ADJUSTMENT        DISTRIBUTION        OTHER          DISTRIBUTION
 ------------                ------------             ----------        ------------        -----          ------------
$12,623,093.20              $2,043,773.12               $13.77         $2,043,786.89        $0.00         $14,666,880.09
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                               ORIGINAL           CLAIMS IN        CLAIMS                            COVERAGE
INSURANCE TYPE                  BALANCE            PROGRESS          PAID       ADJUSTMENTS         REMAINING
MPI                                  $0.00          $0.00           $0.00          $0.00                $0.00

SPECIAL HAZARD               $4,477,763.00          $0.00           $0.00          $0.00        $4,477,763.00

BANKRUPTCY BOND
SINGLE-UNITS                   $125,000.00          $0.00           $0.00          $0.00          $125,000.00
MULTI-UNITS                          $0.00          $0.00           $0.00          $0.00                $0.00

MORTGAGE REPURCHASE          $4,182,160.00          $0.00           $0.00          $0.00        $4,182,160.00

DELINQUENT INSTALLMENTS

        ONE                                  TWO                             THREE

 COUNT      PRIN BALANCE            COUNT     PRIN BALANCE           COUNT    PRIN BALANCE
   12     $4,472,448.01               2        $473,922.09             2      $534,156.89

              IN FORECLOSURE                              ACQUIRED

          COUNT      PRIN BALANCE                   COUNT      PRIN BALANCE
            0           $0.00                         0           $0.00

The Class III-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy and fraud coverage to certain classes of the Series 1998-4(the "Certificates"). The "Prospectus Supplement" is that certain Prospectus Supplement, dated April 27, 1998, pursuant to which certain of the Certificates were offered.

The Class Principal Balances of the Class III-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

              CLASS                CLASS PRINCIPAL BALANCE
             III-B-1                    $8,292,047.72
             III-B-2                    $3,731,421.46
             III-B-3                    $2,902,216.69
             III-B-4                    $1,658,409.55
             III-B-5                    $1,036,505.95
             III-B-6                    $1,036,508.68

              Total                     $18,657,110.05

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $4,477,763.00, $125,000.00, $4,182,160.00 respectively.

Interest Rate      Interest Rate     Net Rate     Pass Through Rate     Remaining Term     Principal Balance    Number Of Loans
-------------------------------------------------------------------------------------------------------------------------------
                     6.2500            6.0000           5.9500             348.000               $271,283.35              1
                     6.8147            6.6019           6.5333             348.163            $14,673,547.55             38
                     7.2483            7.0053           6.9505             347.571           $158,707,574.04            458
                     7.6188            7.3192           7.2670             347.366           $125,485,265.79            384
                     8.1251            7.4893           7.4584             347.065            $25,794,026.07            101
                     8.5825            7.8075           7.7869             348.487             $5,695,063.97             34
                     9.3750            8.6000           8.5798             347.225               $834,238.48              3
                     9.6514            8.8764           8.8614             348.340               $325,419.44              4
                    10.8062            8.9917           8.9767             349.000               $189,136.74              2

                     7.4691            7.1636           7.1118             347.497           $331,975,555.43           1025

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  February 1999
Series:  1998-4 Group III  Pool 1442
Certificate Trust                             Distribution Date:  March 25, 1999

    Class                                         Portfolio           III-A-1            III-A-2           III-A-3
    Weighted Average Pass Through Rate                 7.1171%             6.750%            6.750%            6.750%
Original Principal Balance                     $418,216,044.34    $143,196,000.00    $22,785,000.00     $9,000,000.00
Beginning Principal Balance                    $344,598,648.63    $104,247,680.80    $22,785,000.00     $9,000,000.00
    Loans Transferred In                                 $0.00              $0.00             $0.00             $0.00
    Loans Transferred Out                                $0.00              $0.00             $0.00             $0.00
    Principal Losses                                     $0.00              $0.00             $0.00             $0.00
    Other Principal Adjustments                          $0.00              $0.00             $0.00             $0.00
    Principal Distributed                       $12,623,093.20      $6,669,110.20             $0.00             $0.00
    Principal Allocation Factor                     0.03018319         0.04657330        0.00000000        0.00000000
    Scheduled Interest                           $2,043,773.12        $586,393.20       $128,165.63        $50,625.00
    Scheduled Interest Allocation Factor            0.00488688         0.00409504        0.00562500        0.00562500
    Interest Adjustment                                 $13.77              $3.95             $0.86             $0.34
    Interest Adjustment Allocation Factor           0.00000003         0.00000003        0.00000004        0.00000004
    Net Interest Distributed                     $2,043,786.89        $586,397.15       $128,166.49        $50,625.34
    Distributed Allocation Factor                   0.00488692         0.00409507        0.00562504        0.00562504
        Other Distribution                               $0.00              $0.00             $0.00             $0.00
        Other Distribution Allocation Factor        0.00000000         0.00000000        0.00000000        0.00000000
        Ending Total Distribution               $14,666,880.09      $7,255,507.35       $128,166.49        $50,625.34
        Ending Principal Balance               $331,975,555.43     $97,578,570.60    $22,785,000.00     $9,000,000.00
        Principal Balance Trading Factor            0.79378962         0.68143363        1.00000000        1.00000000

    Class                                           III-A-4            III-A-5           III-A-6
    Weighted Average Pass Through Rate                   6.750%            6.750%             6.750%
Original Principal Balance                       $15,900,000.00     $6,299,000.00     $28,000,000.00
Beginning Principal Balance                      $15,900,000.00     $4,819,745.24     $28,000,000.00
    Loans Transferred In                                  $0.00             $0.00              $0.00
    Loans Transferred Out                                 $0.00             $0.00              $0.00
    Principal Losses                                      $0.00             $0.00              $0.00
    Other Principal Adjustments                           $0.00             $0.00              $0.00
    Principal Distributed                                 $0.00       $253,856.13              $0.00
    Principal Allocation Factor                      0.00000000        0.04030102         0.00000000
    Scheduled Interest                               $89,437.50        $27,111.07        $157,500.00
    Scheduled Interest Allocation Factor             0.00562500        0.00430403         0.00562500
    Interest Adjustment                                   $0.60             $0.18              $1.06
    Interest Adjustment Allocation Factor            0.00000004        0.00000003         0.00000004
    Net Interest Distributed                         $89,438.10        $27,111.25        $157,501.06
    Distributed Allocation Factor                    0.00562504        0.00430406         0.00562504
        Other Distribution                                $0.00             $0.00              $0.00
        Other Distribution Allocation Factor         0.00000000        0.00000000         0.00000000
        Ending Total Distribution                    $89,438.10       $280,967.38        $157,501.06
        Ending Principal Balance                 $15,900,000.00     $4,565,889.11     $28,000,000.00
        Principal Balance Trading Factor             1.00000000        0.72485936         1.00000000

                                              Distribution Date:  March 25, 1999

                                                                                                        (PO)          (Accrual)
    Class                                        III-A-7           III-A-8           III-A-9          III-A-10        III-A-11
    Weighted Average Pass Through Rate                 6.750%           6.750%            7.000%                           6.750%
Original Principal Balance                     $10,860,007.00   $33,633,000.00    $49,773,536.00    $2,999,777.00   $3,580,000.00
Beginning Principal Balance                    $10,860,007.00   $33,633,000.00    $34,617,210.50    $2,104,065.36           $0.00
    Loans Transferred In                                $0.00            $0.00             $0.00            $0.00           $0.00
    Loans Transferred Out                               $0.00            $0.00             $0.00            $0.00           $0.00
    Principal Losses                                    $0.00            $0.00             $0.00            $0.00           $0.00
    Other Principal Adjustments                         $0.00            $0.00             $0.00            $0.00           $0.00
    Principal Distributed                               $0.00            $0.00     $3,193,414.58      $177,655.98           $0.00
    Principal Allocation Factor                    0.00000000       0.00000000        0.06415889       0.05922306      0.00000000
    Scheduled Interest                             $61,087.54      $189,185.63       $201,933.73            $0.00           $0.00
    Scheduled Interest Allocation Factor           0.00562500       0.00562500        0.00405705       0.00000000      0.00000000
    Interest Adjustment                                 $0.41            $1.27             $1.36            $0.00           $0.00
    Interest Adjustment Allocation Factor          0.00000004       0.00000004        0.00000003       0.00000000      0.00000000
    Net Interest Distributed                       $61,087.95      $189,186.90       $201,935.09            $0.00           $0.00
    Distributed Allocation Factor                  0.00562504       0.00562504        0.00405708       0.00000000      0.00000000
        Other Distribution                              $0.00            $0.00             $0.00            $0.00           $0.00
        Other Distribution Allocation Factor       0.00000000       0.00000000        0.00000000       0.00000000      0.00000000
        Ending Total Distribution                  $61,087.95      $189,186.90     $3,395,349.67      $177,655.98           $0.00
        Ending Principal Balance               $10,860,007.00   $33,633,000.00    $31,423,795.92    $1,926,409.37           $0.00
        Principal Balance Trading Factor           1.00000000       1.00000000        0.63133541       0.64218419      0.00000000

                                                                                                                       (Accrual)
    Class                                        III-A-12          III-A-13          III-A-14         III-A-15         III-A-16
    Weighted Average Pass Through Rate                6.750%            6.750%            6.750%           7.250%          6.750%
Original Principal Balance                    $23,000,000.00    $15,740,000.00    $10,499,000.00   $12,985,715.00   $3,755,000.00
Beginning Principal Balance                   $23,000,000.00    $11,752,814.41     $7,639,811.87    $9,230,688.34   $3,971,674.84
    Loans Transferred In                               $0.00             $0.00             $0.00            $0.00           $0.00
    Loans Transferred Out                              $0.00             $0.00             $0.00            $0.00           $0.00
    Principal Losses                                   $0.00             $0.00             $0.00            $0.00           $0.00
    Other Principal Adjustments                        $0.00             $0.00             $0.00            $0.00           $0.00
    Principal Distributed                              $0.00       $908,112.60       $490,667.63      $666,869.41     ($22,340.82)
    Principal Allocation Factor                   0.00000000        0.05769457        0.04673470       0.05135408     -0.00594962
    Scheduled Interest                           $129,375.00        $66,109.58        $42,973.94       $55,768.74      $22,340.67
    Scheduled Interest Allocation Factor          0.00562500        0.00420010        0.00409315       0.00429462      0.00594958
    Interest Adjustment                                $0.87             $0.45             $0.29            $0.38           $0.15
    Interest Adjustment Allocation Factor         0.00000004        0.00000003        0.00000003       0.00000003      0.00000004
    Net Interest Distributed                     $129,375.87        $66,110.03        $42,974.23       $55,769.12      $22,340.82
    Distributed Allocation Factor                 0.00562504        0.00420013        0.00409317       0.00429465      0.00594962
        Other Distribution                             $0.00             $0.00             $0.00            $0.00           $0.00
        Other Distribution Allocation Factor      0.00000000        0.00000000        0.00000000       0.00000000      0.00000000
        Ending Total Distribution                $129,375.87       $974,222.63       $533,641.86      $722,638.53           $0.00
        Ending Principal Balance              $23,000,000.00    $10,844,701.81     $7,149,144.24    $8,563,818.92   $3,994,015.66
        Principal Balance Trading Factor          1.00000000        0.68898995        0.68093573       0.65947997      1.06365264

                                              Distribution Date:  March 25, 1999

                                               (Accrual)
    Class                                       III-A-17           III-A-18           III-X-1           III-X-2             III-P
    Weighted Average Pass Through Rate               6.750%            7.000%            6.750%             6.750%
Original Principal Balance                    $1,500,000.00     $5,249,000.00             $0.00              $0.00       $641,286.61
Beginning Principal Balance                           $0.00     $3,731,167.91             $0.00              $0.00       $633,217.86
    Loans Transferred In                              $0.00             $0.00             $0.00              $0.00             $0.00
    Loans Transferred Out                             $0.00             $0.00             $0.00              $0.00             $0.00
    Principal Losses                                  $0.00             $0.00             $0.00              $0.00             $0.00
    Other Principal Adjustments                       $0.00             $0.00             $0.00              $0.00             $0.00
    Principal Distributed                             $0.00       $269,557.55             $0.00              $0.00           $735.47
    Principal Allocation Factor                  0.00000000        0.05135408        0.00000000         0.00000000        0.00114687
    Scheduled Interest                                $0.00        $21,765.15        $17,816.55         $91,152.79             $0.00
    Scheduled Interest Allocation Factor         0.00000000        0.00414653        0.00000000         0.00000000        0.00000000
    Interest Adjustment                               $0.00             $0.15             $0.12              $0.61             $0.00
    Interest Adjustment Allocation Factor        0.00000000        0.00000003        0.00000000         0.00000000        0.00000000
    Net Interest Distributed                          $0.00        $21,765.30        $17,816.67         $91,153.40             $0.00
    Distributed Allocation Factor                0.00000000        0.00414656        0.00000000         0.00000000        0.00000000
        Other Distribution                            $0.00             $0.00             $0.00              $0.00             $0.00
        Other Distribution Allocation Factor     0.00000000        0.00000000        0.00000000         0.00000000        0.00000000
        Ending Total Distribution                     $0.00       $291,322.85        $17,816.67         $91,153.40           $735.47
        Ending Principal Balance                      $0.00     $3,461,610.36             $0.00              $0.00       $632,482.39
        Principal Balance Trading Factor         0.00000000        0.65947997        0.00000000         0.00000000        0.98627101

    Class                                        III-B-1            III-B-2           III-B-3           III-B-4            III-B-5
    Weighted Average Pass Through Rate               6.750%            6.750%            6.750%             6.750%            6.750%
Original Principal Balance                    $8,364,320.00     $3,763,944.00     $2,927,512.00      $1,672,864.00     $1,045,540.00
Beginning Principal Balance                   $8,298,916.37     $3,734,512.35     $2,904,620.72      $1,659,783.28     $1,037,364.53
    Loans Transferred In                              $0.00             $0.00             $0.00              $0.00             $0.00
    Loans Transferred Out                             $0.00             $0.00             $0.00              $0.00             $0.00
    Principal Losses                                  $0.00             $0.00             $0.00              $0.00             $0.00
    Other Principal Adjustments                       $0.00             $0.00             $0.00              $0.00             $0.00
    Principal Distributed                         $6,868.65         $3,090.89         $2,404.03          $1,373.73           $858.58
    Principal Allocation Factor                  0.00082118        0.00082118        0.00082119         0.00082118        0.00082118
    Scheduled Interest                           $46,681.40        $21,006.63        $16,338.49          $9,336.28         $5,835.18
    Scheduled Interest Allocation Factor         0.00558102        0.00558102        0.00558102         0.00558102        0.00558102
    Interest Adjustment                               $0.31             $0.14             $0.11              $0.06             $0.04
    Interest Adjustment Allocation Factor        0.00000004        0.00000004        0.00000004         0.00000004        0.00000004
    Net Interest Distributed                     $46,681.71        $21,006.77        $16,338.60          $9,336.34         $5,835.22
    Distributed Allocation Factor                0.00558105        0.00558105        0.00558105         0.00558105        0.00558106
        Other Distribution                            $0.00             $0.00             $0.00              $0.00             $0.00
        Other Distribution Allocation Factor     0.00000000        0.00000000        0.00000000         0.00000000        0.00000000
        Ending Total Distribution                $53,550.36        $24,097.66        $18,742.63         $10,710.07         $6,693.80
        Ending Principal Balance              $8,292,047.72     $3,731,421.46     $2,902,216.69      $1,658,409.55     $1,036,505.95
        Principal Balance Trading Factor         0.99135946        0.99135945        0.99135945         0.99135946        0.99135944

                                              Distribution Date:  March 25, 1999

    Class                                        III-B-6              R-2                                          II-A-8-1
    Weighted Average Pass Through Rate               6.750%           6.7500%                                          6.750%
Original Principal Balance                    $1,045,542.73            $50.00                                  $25,858,000.00
Beginning Principal Balance                   $1,037,367.26             $0.00                                  $25,858,000.00
    Loans Transferred In                              $0.00             $0.00                                           $0.00
    Loans Transferred Out                             $0.00             $0.00                                           $0.00
    Principal Losses                                  $0.00             $0.00                                           $0.00
    Other Principal Adjustments                       $0.00             $0.00                                           $0.00
    Principal Distributed                           $858.58             $0.00                                           $0.00
    Principal Allocation Factor                  0.00082118        0.00000000                                      0.00000000
    Scheduled Interest                            $5,835.19            ($1.77)        III-X-1 Notional Amt        $145,451.25
    Scheduled Interest Allocation Factor         0.00558102       -0.03540000         --------------------         0.00562500
    Interest Adjustment                               $0.04             $0.02           $3,167,386.43                   $0.98
    Interest Adjustment Allocation Factor        0.00000004        0.00040000                                      0.00000004
    Net Interest Distributed                      $5,835.23            ($1.75)        III-X-2 Notional Amt        $145,452.23
    Distributed Allocation Factor                0.00558105       -0.03500000         --------------------         0.00562504
        Other Distribution                            $0.00             $0.00           $16,204,939.67                  $0.00
        Other Distribution Allocation Factor     0.00000000        0.00000000                                      0.00000000
        Ending Total Distribution                 $6,693.81            ($1.75)                                    $145,452.23
        Ending Principal Balance              $1,036,508.68             $0.00                                  $25,858,000.00
        Principal Balance Trading Factor         0.99135946        0.00000000                                      1.00000000

    Class                                        III-A-8-2            III-A-10-1         III-A-10-2
    Weighted Average Pass Through Rate                6.750%
Original Principal Balance                     $7,775,000.00        $1,843,464.00      $1,156,313.00
Beginning Principal Balance                    $7,775,000.00        $1,282,118.70        $821,946.66
    Loans Transferred In                               $0.00                $0.00              $0.00
    Loans Transferred Out                              $0.00                $0.00              $0.00
    Principal Losses                                   $0.00                $0.00              $0.00
    Other Principal Adjustments                        $0.00                $0.00              $0.00
    Principal Distributed                              $0.00          $118,274.60         $59,381.39
    Principal Allocation Factor                   0.00000000           0.06415889         0.05135408
    Scheduled Interest                            $43,734.38                $0.00              $0.00
    Scheduled Interest Allocation Factor          0.00562500           0.00000000         0.00000000
    Interest Adjustment                                $0.29                $0.00              $0.00
    Interest Adjustment Allocation Factor         0.00000004           0.00000000         0.00000000
    Net Interest Distributed                      $43,734.67                $0.00              $0.00
    Distributed Allocation Factor                 0.00562504           0.00000000         0.00000000
        Other Distribution                             $0.00                $0.00              $0.00
        Other Distribution Allocation Factor      0.00000000           0.00000000         0.00000000
        Ending Total Distribution                 $43,734.67          $118,274.60         $59,381.39
        Ending Principal Balance               $7,775,000.00        $1,163,844.10        $762,565.27
        Principal Balance Trading Factor          1.00000000           0.63133541         0.65947998

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-4 Group IV                        WEIGHTED AVERAGE PC RATE: 7.1570
--------------------------------------------------------------------------------

ISSUE DATE: 04/29/1998
CERTIFICATE BALANCE AT ISSUE:              $109,169,039.65

                                                                                  CERTIFICATE
                                                          TOTAL                   ACCOUNT                   CERTIFICATE
                                                          NUMBER OF               ACTIVITY                  BALANCE
                                                          MORTGAGES               (@ PC RATE)               OUTSTANDING
                                                      ------------------       -------------------      -------------------
BALANCES FROM LAST FISCAL MONTH-END:                         466                                          $84,607,053.07
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                   $102,698.56
 Unscheduled Principal Collection/Reversals                                         $14,991.94
 Liquidations-in-full                                         14                 $3,396,109.99
 Principal Balance Sales Adjustments                                                     $0.00
 Net Principal Distributed                                                       $3,513,800.49            ($3,513,800.49)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                               $0.00

BALANCE CURRENT FISCAL MONTH-END:                            452                                          $81,093,252.58

SCHEDULED INTEREST AT MORTGAGE RATE:                                               $562,313.84

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                              $0.00
 Interest Sales Adjustments                                                              $0.00
 Interest Accrual Adjustment                                                             $0.00
 Interest Uncollected on Liquidation                                                     $0.00
 Interest Uncollected on Non-Earning Assets                                              $0.00
 Net Unscheduled Interest Distributed                                                    $0.00

OTHER:
 Loan Conversion Fees                                                                    $0.00
 Expense Reimbursements                                                                  $0.00
 Gain on Liquidations                                                                    $0.00
 Hazard Insurance Premium Refunds                                                        $0.00
 Net Other Distributions                                                                 $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                   $56,915.48

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                           $0.00
 Servicing Fees Sales Adjustments                                                        $0.00
 Servicing Fees Accrual Adjustments                                                      $0.00
 Servicing Fees Uncollected on Liquidation                                               $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                           $0.00
 Net Unscheduled Service Fees Distributed                                                $0.00

MISCELLANEOUS EXPENSES:                                                                  $0.00

NET FUNDS DISTRIBUTED:                                                           $4,019,198.85

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-4 Group IV                        WEIGHTED AVERAGE PC RATE: 7.1570

--------------------------------------------------------------------------------
                  AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
--------------------------------------------------------------------------------

                  LOAN COUNT OF           AGGREGATE LOSS
                 INCURRED LOSSES              AMOUNT
                 ---------------              ------
                        0                     $0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                            SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
-----------------------------------------------------------------------------------------------------

    PRINCIPAL          SCHEDULED           INTEREST          NET INTEREST                   TOTAL
   DISTRIBUTION       INTEREST DUE        ADJUSTMENT         DISTRIBUTION      OTHER     DISTRIBUTION
   ------------       ------------        ----------         ------------      -----     ------------
  $3,513,800.49       $505,398.36           $0.00             $505,398.36      $0.00    $4,019,198.85
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                                 ORIGINAL          CLAIMS IN      CLAIMS                        COVERAGE
INSURANCE TYPE                    BALANCE           PROGRESS       PAID       ADJUSTMENTS      REMAINING
MPI                                    $0.00          $0.00       $0.00          $0.00               $0.00

SPECIAL HAZARD                 $4,178,149.00          $0.00       $0.00          $0.00       $4,178,149.00

BANKRUPTCY BOND
SINGLE-UNITS                     $158,561.00          $0.00       $0.00          $0.00         $158,561.00
MULTI-UNITS                            $0.00          $0.00       $0.00          $0.00               $0.00

MORTGAGE REPURCHASE            $8,356,299.00          $0.00       $0.00          $0.00       $8,356,299.00

DELINQUENT INSTALLMENTS

    ONE                                    TWO                                    THREE

   COUNT           PRIN BALANCE           COUNT        PRIN BALANCE               COUNT        PRIN BALANCE
     7            $1,345,397.23             0              $0.00                    0              $0.00


      IN FORECLOSURE                      ACQUIRED

       COUNT       PRIN BALANCE            COUNT             PRIN BALANCE
         2         $183,552.91               0                  $0.00

The Group C-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group I, II and IV Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated April 27, 1998, pursuant to which certain of the Group I, II and IV Certificates were offered. The Special Hazard coverage, Bankruptcy coverage and Fraud coverage (collectively, "Credit Enhancements") provided by the C-B Certificates provide coverages to the Group I, II and Group IV Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in other Loan Group or Loan Groups have not sustained any losses. The Class Principal Balances of the Class C-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

            CLASS              CLASS PRINCIPAL BALANCE
            C-B-1                   $13,044,547.69
            C-B-2                    $5,176,406.92
            C-B-3                    $4,141,125.73
            C-B-4                    $2,691,731.87
            C-B-5                    $1,035,281.19
            C-B-6                    $1,863,511.67

            Total                   $27,952,605.07

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $4,178,149.00, $158,561.00, $8,356,299.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998-4 Group IV

Interest Rate           Interest Rate    Net Rate     Pass Through Rate     Remaining Term     Principal Balance     Number Of Loans
------------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999             6.8029         6.0279           6.0129              168.534             $992,871.86             11
7.0000 - 7.4999             7.2501         6.4751           6.4592              168.503           $4,101,735.21             26
7.5000 - 7.9999             7.7324         6.9574           6.9409              168.492          $38,319,086.10            200
8.0000 - 8.4999             8.1695         7.3945           7.3783              168.567          $29,754,117.27            162
8.5000 - 8.9999             8.5724         7.7974           7.7824              168.657           $6,503,459.12             45
9.0000 - 9.4999             9.3750         7.9300           7.9150              169.000             $118,257.11              1
9.5000 - 9.9999             9.7541         8.1871           8.1721              168.400             $671,878.17              4
10.0000-10.4999            10.1785         8.5235           8.5085              168.604             $631,847.74              3
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                 7.9626         7.1732           7.1570              168.535          $81,093,252.58            452

                    PNCMS
      MORTGAGE PASS-THROUGH CERTIFICATES
          SERIES 1998-5, CLASS III-P

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES: 1998-5 Group I (1448)                   WEIGHTED AVERAGE PC RATE: 7.3555
--------------------------------------------------------------------------------

ISSUE DATE: 06/24/1998
CERTIFICATE BALANCE AT ISSUE:            $157,970,299.44

                                                                             CERTIFICATE
                                                        TOTAL                ACCOUNT                    CERTIFICATE
                                                        NUMBER OF            ACTIVITY                   BALANCE
                                                        MORTGAGES            (@ PC RATE)                OUTSTANDING
                                                     ---------------      -----------------          -----------------
BALANCES FROM LAST FISCAL MONTH-END:                       1126                                      $141,981,429.10
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                              $107,110.60
 Unscheduled Principal Collection/Reversals                                    $33,084.66
 Liquidations-in-full                                        16             $2,461,549.78
 Principal Balance Sales Adjustments                                                $0.00
 Net Principal Distributed                                                  $2,601,745.04             ($2,601,745.04)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                           $0.00

BALANCE CURRENT FISCAL MONTH-END:                          1110                                      $139,379,684.06

SCHEDULED INTEREST AT MORTGAGE RATE:                                          $950,097.17

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                         $4.70
 Interest Sales Adjustments                                                         $0.00
 Interest Accrual Adjustment                                                        $0.00
 Interest Uncollected on Liquidation                                                $0.00
 Interest Uncollected on Non-Earning Assets                                         $0.00
 Net Unscheduled Interest Distributed                                               $4.70

OTHER:
 Loan Conversion Fees                                                               $0.00
 Expense Reimbursements                                                             $0.00
 Gain on Liquidations                                                               $0.00
 Hazard Insurance Premium Refunds                                                   $0.00
 Net Other Distributions                                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                                              $79,961.00

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                      $0.47
 Servicing Fees Sales Adjustments                                                   $0.00
 Servicing Fees Accrual Adjustments                                                 $0.00
 Servicing Fees Uncollected on Liquidation                                          $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                      $0.00
 Net Unscheduled Service Fees Distributed                                           $0.47

MISCELLANEOUS EXPENSES:                                                             $0.00

NET FUNDS DISTRIBUTED:                                                      $3,471,885.44

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES: 1998-5 Group I (1448)                   WEIGHTED AVERAGE PC RATE: 7.3555

--------------------------------------------------------------------------------
                  AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
--------------------------------------------------------------------------------

                  LOAN COUNT OF                  AGGREGATE LOSS
                 INCURRED LOSSES                     AMOUNT
                 ---------------                     ------
                        0                            $0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                         SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
-----------------------------------------------------------------------------------------

    PRINCIPAL         SCHEDULED       INTEREST      NET INTEREST                TOTAL
   DISTRIBUTION      INTEREST DUE    ADJUSTMENT     DISTRIBUTION    OTHER    DISTRIBUTION
   ------------      ------------    ----------     ------------    -----    ------------
  $2,601,745.04      $870,136.17       $4.23         $870,140.40    $0.00   $3,471,885.44
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                               ORIGINAL       CLAIMS IN      CLAIMS                      COVERAGE
INSURANCE TYPE                  BALANCE        PROGRESS       PAID      ADJUSTMENTS     REMAINING
MPI                                  $0.00      $0.00         $0.00        $0.00              $0.00

SPECIAL HAZARD               $1,579,702.00      $0.00         $0.00        $0.00      $1,579,702.00

BANKRUPTCY BOND
SINGLE-UNITS                   $100,000.00      $0.00         $0.00        $0.00        $100,000.00
MULTI-UNITS                          $0.00      $0.00         $0.00        $0.00              $0.00

MORTGAGE REPURCHASE          $3,159,405.00      $0.00         $0.00        $0.00      $3,159,405.00

DELINQUENT INSTALLMENTS

    ONE                                          TWO                         THREE

   COUNT          PRIN BALANCE             COUNT        PRIN BALANCE         COUNT        PRIN BALANCE
     31           $3,652,403.22              1          $103,262.80            2          $153,764.18

   IN FORECLOSURE                             ACQUIRED

       COUNT              PRIN BALANCE          COUNT            PRIN BALANCE
         1                $134,909.53             0                  $0.00

The Group I-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group I Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated June 24, 1998, pursuant to which certain of the Group I Certificates were offered.

The Class Principal Balances of the Class I-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

               CLASS           CLASS PRINCIPAL BALANCE
               I-B-1                $3,531,194.83
               I-B-2                $1,961,774.56
               I-B-3                $1,490,948.38
               I-B-4                  $784,709.63
               I-B-5                  $313,883.45
               I-B-6                  $549,300.95

               Total                $8,631,811.80

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $1,579,702.00, $100,000.00, $3,159,405.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998-5 Group I (1448)

Interest Rate          Interest Rate      Net Rate      Pass Through Rate     Remaining Term     Principal Balance   Number Of Loans
------------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999
7.5000 - 7.9999            6.7334           6.4834           6.4370              349.065            $1,042,675.98             5
8.0000 - 8.4999            7.2718           6.9188           6.8883              348.893            $9,616,176.44            70
8.5000 - 8.9999            7.7113           7.1391           7.1135              343.688           $55,645,928.51           404
9.0000 - 9.4999            8.1756           7.4389           7.4199              349.455           $47,430,538.76           385
9.5000 - 9.9999            8.6223           7.8621           7.8447              349.430           $21,228,794.98           205
10.0000-10.4999            9.1338           8.4354           8.4108              339.837            $1,588,652.01            17
10.5000-10.9999            9.6836           8.6205           8.6020              349.142            $1,804,956.47            16
11.0000 - 11.4999         10.1282           8.7195           8.7045              349.822              $868,280.45             7
11.5000 - 11.9999         10.6250           9.8500           9.8350              347.000              $153,680.46             1
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000-  16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals

                           8.0304           7.3779           7.3555              346.993          $139,379,684.06          1110

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999
Series:  1998-5 Group I Pool 1448
Certificate Trust

                                               Distribution Date: March 25, 1999

      Class                                          Group I             I-A-1             I-X            I-P
      Weighted Average Pass Through Rate                 7.3542%             7.000%           7.000%         0.000%
Original Principal Balance                       $157,970,299.00    $148,870,809.00    $8,659,663.00    $411,123.00
Beginning Principal Balance                      $141,981,428.66    $132,972,581.07            $0.00    $370,521.54
      Loans Transferred In                                 $0.00              $0.00            $0.00          $0.00
      Loans Transferred Out                                $0.00              $0.00            $0.00          $0.00
      Principal Losses                                     $0.00              $0.00            $0.00          $0.00
      Other Principal Adjustments                          $0.00              $0.00            $0.00          $0.00
      Principal Distributed                        $2,601,745.04      $2,589,719.52            $0.00      $5,511.27
      Principal Allocation Factor                     0.01646984         0.01739575       0.00000000     0.01340540
      Scheduled Interest                             $870,136.17        $775,673.39       $44,072.31          $0.00
      Scheduled Interest Allocation Factor            0.00550823         0.00521038       0.00508938     0.00000000
      Interest Adjustment                                  $4.23              $3.77            $0.21          $0.00
      Interest Adjustment Allocation Factor           0.00000003         0.00000003       0.00000002     0.00000000
      Net Interest Distributed                       $870,140.40        $775,677.16       $44,072.52          $0.00
      Distributed Allocation Factor                   0.00550825         0.00521040       0.00508940     0.00000000
          Other Distribution                               $0.00              $0.00            $0.00          $0.00
          Other Distribution Allocation Factor        0.00000000         0.00000000       0.00000000     0.00000000
          Ending Total Distribution                $3,471,885.44      $3,365,396.68       $44,072.52      $5,511.27
          Ending Principal Balance               $139,379,683.62    $130,382,861.55            $0.00    $365,010.27
          Principal Balance Trading Factor            0.88231575         0.87581214       0.00000000     0.88783715

      Class                                            I-B-1             I-B-2              I-B-3
      Weighted Average Pass Through Rate                   7.000%            7.000%             7.000%
Original Principal Balance                          $3,554,331.00     $1,974,628.00      $1,500,717.00
Beginning Principal Balance                         $3,533,859.75     $1,963,255.07      $1,492,073.57
      Loans Transferred In                                  $0.00             $0.00              $0.00
      Loans Transferred Out                                 $0.00             $0.00              $0.00
      Principal Losses                                      $0.00             $0.00              $0.00
      Other Principal Adjustments                           $0.00             $0.00              $0.00
      Principal Distributed                             $2,664.92         $1,480.51          $1,125.19
      Principal Allocation Factor                      0.00074977        0.00074977         0.00074977
      Scheduled Interest                               $20,614.18        $11,452.32          $8,703.76
      Scheduled Interest Allocation Factor             0.00579974        0.00579974         0.00579973
      Interest Adjustment                                   $0.10             $0.06              $0.04
      Interest Adjustment Allocation Factor            0.00000003        0.00000003         0.00000003
      Net Interest Distributed                         $20,614.28        $11,452.38          $8,703.80
      Distributed Allocation Factor                    0.00579976        0.00579977         0.00579976
          Other Distribution                                $0.00             $0.00              $0.00
          Other Distribution Allocation Factor         0.00000000        0.00000000         0.00000000
          Ending Total Distribution                    $23,279.20        $12,932.89          $9,828.99
          Ending Principal Balance                  $3,531,194.83     $1,961,774.56      $1,490,948.38
          Principal Balance Trading Factor             0.99349071        0.99349070         0.99349070

                                                                         #VALUE!

      Class                                          I-B-4            I-B-5           I-B-6         R-1
      Weighted Average Pass Through Rate                7.000%          7.000%          7.000%       6.750%
Original Principal Balance                         $789,851.00     $315,940.00     $552,900.00       $50.00   Class I-X Notional Amt
Beginning Principal Balance                        $785,301.83     $314,120.33     $549,715.50        $0.00   ----------------------
      Loans Transferred In                               $0.00           $0.00           $0.00        $0.00       $7,555,253.73
      Loans Transferred Out                              $0.00           $0.00           $0.00        $0.00
      Principal Losses                                   $0.00           $0.00           $0.00        $0.00
      Other Principal Adjustments                        $0.00           $0.00           $0.00        $0.00
      Principal Distributed                            $592.20         $236.88         $414.55        $0.00
      Principal Allocation Factor                   0.00074976      0.00074976      0.00074977   0.00000000
      Scheduled Interest                             $4,580.93       $1,832.37       $3,206.67        $0.24
      Scheduled Interest Allocation Factor          0.00579974      0.00579974      0.00579973   0.00480000
      Interest Adjustment                                $0.02           $0.01           $0.02        $0.00
      Interest Adjustment Allocation Factor         0.00000003      0.00000003      0.00000004   0.00000000
      Net Interest Distributed                       $4,580.95       $1,832.38       $3,206.69        $0.24
      Distributed Allocation Factor                 0.00579976      0.00579977      0.00579976   0.00480000
          Other Distribution                             $0.00           $0.00           $0.00        $0.00
          Other Distribution Allocation Factor      0.00000000      0.00000000      0.00000000   0.00000000
          Ending Total Distribution                  $5,173.15       $2,069.26       $3,621.24        $0.24
          Ending Principal Balance                 $784,709.63     $313,883.45     $549,300.95        $0.00
          Principal Balance Trading Factor          0.99349071      0.99349069      0.99349060   0.00000000

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES: 1998 - 5 Group II & III (1450 & 1451)

                                     PNC WEIGHTED AVERAGE PC RATE (1451): 6.6125
                                     PNC WEIGHTED AVERAGE PC RATE (1450): 6.9530
                                                WEIGHTED AVERAGE PC RATE: 6.9114
--------------------------------------------------------------------------------

ISSUE DATE: 07/01/1998

CERTIFICATE BALANCE AT ISSUE:          $961,839,154.56

                                                    ------------------------------------------------
                                                                Group III (Pool 1451)

                                                                     CERTIFICATE
                                                      TOTAL          ACCOUNT          CERTIFICATE
                                                      NUMBER OF      ACTIVITY         BALANCE
                                                      MORTGAGES      (@ PC RATE)      OUTSTANDING
                                                    ------------------------------------------------
BALANCES FROM LAST FISCAL MONTH-END:                     315                        $102,512,668.08
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                      $362,696.47
 Unscheduled Principal Collection/Reversals                            $93,147.97
 Liquidations-in-full                                      5        $1,345,397.56
 Principal Balance Sales Adjustments                                        $0.00
 Net Principal Distributed                                          $1,801,242.00    ($1,801,242.00)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        310                        $100,711,426.08

SCHEDULED INTEREST AT MORTGAGE RATE:                                  $602,029.97

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                 $0.00
 Interest Sales Adjustments                                                 $0.00
 Interest Accrual Adjustment                                                $0.00
 Interest Uncollected on Liquidation                                        $0.00
 Interest Uncollected on Non-Earning Assets                                 $0.00
 Net Unscheduled Interest Distributed                                       $0.00

OTHER:
 Loan Conversion Fees                                                       $0.00
 Expense Reimbursements                                                     $0.00
 Gain on Liquidations                                                       $0.00
 Hazard Insurance Premium Refunds                                           $0.00
 Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                      $36,925.67

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                              $0.00
 Servicing Fees Sales Adjustments                                           $0.00
 Servicing Fees Accrual Adjustments                                         $0.00
 Servicing Fees Uncollected on Liquidation                                  $0.00
 Servicing Fees Uncollected/Non-Earning Assets                              $0.00
 Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                     $0.00

NET FUNDS DISTRIBUTED:                                              $2,366,346.30
                                                    ------------------------------------------------

                                                    ------------------------------------------------
                                                                 Group II (Pool 1450)

                                                                     CERTIFICATE
                                                     TOTAL           ACCOUNT            CERTIFICATE
                                                     NUMBER OF       ACTIVITY           BALANCE
                                                     MORTGAGES       (@ PC RATE)        OUTSTANDING
                                                    ------------------------------------------------
BALANCES FROM LAST FISCAL MONTH-END:                    2125                         $745,051,847.77
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                      $634,875.75
 Unscheduled Principal Collection/Reversals                           $720,334.97
 Liquidations-in-full                                    56        $18,817,233.80
 Principal Balance Sales Adjustments                                        $0.00
 Net Principal Distributed                                         $20,172,444.52    ($20,172,444.52)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                           $0.00

BALANCE CURRENT FISCAL MONTH-END:                       2069                         $724,879,403.25

SCHEDULED INTEREST AT MORTGAGE RATE:                                $4,585,920.17

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                $21.37
 Interest Sales Adjustments                                                 $0.00
 Interest Accrual Adjustment                                                $0.00
 Interest Uncollected on Liquidation                                        $0.00
 Interest Uncollected on Non-Earning Assets                                 $0.00
 Net Unscheduled Interest Distributed                                      $21.37

OTHER:
 Loan Conversion Fees                                                       $0.00
 Expense Reimbursements                                                     $0.00
 Gain on Liquidations                                                       $0.00
 Hazard Insurance Premium Refunds                                           $0.00
 Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $266,889.99

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                              $0.36
 Servicing Fees Sales Adjustments                                           $0.00
 Servicing Fees Accrual Adjustments                                         $0.00
 Servicing Fees Uncollected on Liquidation                                  $0.00
 Servicing Fees Uncollected/Non-Earning Assets                              $0.00
 Net Unscheduled Service Fees Distributed                                   $0.36

MISCELLANEOUS EXPENSES:                                                     $0.00

NET FUNDS DISTRIBUTED:                                             $24,491,495.71
                                                    ------------------------------------------------

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES: 1998 - 5 Group II & III (1450 & 1451)

                                     PNC WEIGHTED AVERAGE PC RATE (1450): 6.9530

--------------------------------------------------------------------------------
                  AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
--------------------------------------------------------------------------------

                  LOAN COUNT OF                 AGGREGATE LOSS
                 INCURRED LOSSES                    AMOUNT
                 ---------------                    ------
                        0                           $0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                         SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
-------------------------------------------------------------------------------------------

     PRINCIPAL        SCHEDULED        INTEREST      NET INTEREST                TOTAL
   DISTRIBUTION      INTEREST DUE     ADJUSTMENT     DISTRIBUTION   OTHER     DISTRIBUTION
   ------------      ------------     ----------     ------------   -----     ------------
  $21,973,686.52    $4,884,134.48       $21.01      $4,884,155.49   $0.00    $26,857,842.01
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE RESERVES        COMBINED      Group II     Group III     Group II  Group III     Group II     Group III        COMBINED

                          ORIGINAL     CLAIMS IN     CLAIMS IN      CLAIMS     CLAIMS                                    COVERAGE
INSURANCE TYPE            BALANCE       PROGRESS      PROGRESS       PAID       PAID      ADJUSTMENTS   ADJUSTMENTS      REMAINING
MPI                           $0.00      $0.00          $0.00       $0.00       $0.00        $0.00         $0.00              $0.00

SPECIAL HAZARD        $9,769,365.00      $0.00          $0.00       $0.00       $0.00        $0.00         $0.00      $9,769,365.00

BANKRUPTCY BOND
SINGLE-UNITS            $276,396.00      $0.00          $0.00       $0.00       $0.00        $0.00         $0.00        $276,396.00
MULTI-UNITS                   $0.00      $0.00          $0.00       $0.00       $0.00        $0.00         $0.00              $0.00

MORTGAGE REPURCHASE   $9,618,391.00      $0.00          $0.00       $0.00       $0.00        $0.00         $0.00      $9,618,391.00
-----------------------------------------------------------------------------------------------------------------------------------

DELINQUENT INSTALLMENTS

-----------------------------------------------------------------------------------------------------------------------------
           ONE (Group II )                               TWO (Group II )                         THREE (Group II )

   COUNT                 PRIN BALANCE               COUNT               PRIN BALANCE         COUNT              PRIN BALANCE
     36                 $12,283,363.36                3                  $949,863.63           0                    $0.00

               FORECLOSURE (Group II )                                                   REO (Group II )

             COUNT            PRIN BALANCE                                          COUNT              PRIN BALANCE
               1               $352,520.43                                            0                    $0.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
          ONE (Group III )                              TWO (Group III )                      THREE (Group III )

   COUNT                 PRIN BALANCE              COUNT               PRIN BALANCE        COUNT              PRIN BALANCE
     2                   $600,763.48                 0                     $0.00             0                    $0.00

               FORECLOSURE (Group III )                                               ACQUIRED (Group III )

              COUNT                  PRIN BALANCE                                   COUNT              PRIN BALANCE
                0                        $0.00                                        0                    $0.00
-----------------------------------------------------------------------------------------------------------------------------

The Class B certificate provide to the limited extent described in the prospectus supplement, credit support, as well as special hazard, bankruptcy and fraud coverage, to certain classes of the 1998-5 certificates.

The "Prospectus Supplement" is that certain Prospectus Supplement, 06/01/98 pursuant to which certain of the Certificates offered.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998 - 5 Group II & III (1450 & 1451)

Interest Rate            Interest Rate     Net Rate     Pass Through Rate    Remaining Term    Principal Balance   Number Of Loans
----------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999              6.3447         6.1217            6.0795             349.481          $2,141,276.19             4
6.5000 - 6.9999              6.8046         6.5844            6.5336             348.518         $50,906,511.27           154
7.0000 - 7.4999              7.2666         6.8980            6.8522             347.457        $382,099,125.07          1079
7.5000 - 7.9999              7.6143         7.1803            7.1342             348.193        $274,743,542.47           797
8.0000 - 8.4999              8.1093         7.8012            7.7497             342.304         $14,626,728.14            34
8.5000 - 8.9999              8.5000         7.7500            7.7100             350.000            $362,220.11             1
9.0000 - 9.4999
9.5000 - 9.9999
10.0000-10.4999
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000-  16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                  7.3808         6.9993            6.9530             347.714        $724,879,403.25          2069

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES: 1998 - Group II & Group III (1450 & 1451)

                                                WEIGHTED AVERAGE PC RATE: 6.9114
--------------------------------------------------------------------------------

ISSUE DATE: 06/24/1998
CERTIFICATE BALANCE AT ISSUE:                       $961,839,154.56

                                                                                    CERTIFICATE
                                                        TOTAL                       ACCOUNT                      CERTIFICATE
                                                        NUMBER OF                   ACTIVITY                     BALANCE
                                                        MORTGAGES                   (@ PC RATE)                  OUTSTANDING
                                                     --------------              -----------------            -----------------
BALANCES FROM LAST FISCAL MONTH-END:                       2440                                                $847,564,515.85
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                     $997,572.22
 Unscheduled Principal Collection/Reversals                                          $813,482.94
 Liquidations-in-full                                       61                    $20,162,631.36
 Principal Balance Sales Adjustments                                                       $0.00
 Net Principal Distributed                                                        $21,973,686.52               ($21,973,686.52)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                     $0.00

BALANCE CURRENT FISCAL MONTH-END:                          2379                                                $825,590,829.33

SCHEDULED INTEREST AT MORTGAGE RATE:                                               $5,187,950.14

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                               $21.37
 Interest Sales Adjustments                                                                $0.00
 Interest Accrual Adjustment                                                               $0.00
 Interest Uncollected on Liquidation                                                       $0.00
 Interest Uncollected on Non-Earning Assets                                                $0.00
 Net Unscheduled Interest Distributed                                                     $21.37

OTHER:
 Loan Conversion Fees                                                                      $0.00
 Expense Reimbursements                                                                    $0.00
 Gain on Liquidations                                                                      $0.00
 Hazard Insurance Premium Refunds                                                          $0.00
 Net Other Distributions                                                                   $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                    $303,815.66

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                             $0.36
 Servicing Fees Sales Adjustments                                                          $0.00
 Servicing Fees Accrual Adjustments                                                        $0.00
 Servicing Fees Uncollected on Liquidation                                                 $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                             $0.00
 Net Unscheduled Service Fees Distributed                                                  $0.36

MISCELLANEOUS EXPENSES:                                                                    $0.00

NET FUNDS DISTRIBUTED:                                                            $26,857,842.01

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES: 1998 - 5 Group II & III (1450 & 1451)

                                     PNC WEIGHTED AVERAGE PC RATE (1450): 6.9114

----------------------------------------------------------------------
            AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------

           LOAN COUNT OF                   AGGREGATE LOSS
          INCURRED LOSSES                     AMOUNT
          ---------------                     ------
                 0                             $0.00
----------------------------------------------------------------------

----------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
-------------------------------------------------------------------------------------------------------

  PRINCIPAL            SCHEDULED          INTEREST        NET INTEREST                       TOTAL
DISTRIBUTION         INTEREST DUE        ADJUSTMENT       DISTRIBUTION       OTHER       DISTRIBUTION
------------         ------------        ----------       ------------       -----       ------------
$21,973,686.52       $4,884,134.48         $21.01        $4,884,155.49       $0.00      $26,857,842.01
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                            ORIGINAL           CLAIMS IN        CLAIMS                         COVERAGE
INSURANCE TYPE               BALANCE            PROGRESS         PAID         ADJUSTMENTS     REMAINING
MPI                               $0.00          $0.00          $0.00            $0.00              $0.00

SPECIAL HAZARD            $9,769,365.00          $0.00          $0.00            $0.00      $9,769,365.00

BANKRUPTCY BOND
SINGLE-UNITS                $276,396.00          $0.00          $0.00            $0.00        $276,396.00
MULTI-UNITS                       $0.00          $0.00          $0.00            $0.00              $0.00

MORTGAGE REPURCHASE       $9,618,391.00          $0.00          $0.00            $0.00      $9,618,391.00

DELINQUENT INSTALLMENTS

          ONE                                  TWO                                 THREE

  COUNT      PRIN BALANCE                 COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
   38       $12,884,126.84                  3         $949,863.63              0           $0.00

    IN FORECLOSURE                           ACQUIRED

  COUNT         PRIN BALANCE            COUNT       PRIN BALANCE
    1            $352,520.43              0             $0.00

The Group C-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group II and III Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated June 24, 1998, pursuant to which certain of the Group II and III Certificates were offered. The Special Hazard coverage, Bankruptcy coverage and Fraud coverage (collectively, "Credit Enhancements") provided by the C-B Certificates provide coverages to the Group II and Group III Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in other Loan Group or Loan Groups have not sustained any losses. The Class Principal Balances of the Class C-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

               CLASS                 CLASS PRINCIPAL BALANCE
               C-B-1                      $18,089,159.02
               C-B-2                       $8,092,518.10
               C-B-3                       $3,808,243.58
               C-B-4                       $3,332,213.62
               C-B-5                       $1,428,090.85
               C-B-6                       $2,380,155.70

               Total                      $37,130,380.88

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $9,769,365.00, $276,396.00, $9,618,391.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998 - 5 Group II & III (1450 & 1451)

Interest Rate          Interest Rate    Net Rate    Pass Through Rate      Remaining Term    Principal Balance      Number Of Loans
-----------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999            7.3258        7.0758           7.0325              356.051           $2,257,094.12               17
7.5000 - 7.9999            7.7905        7.5405           7.4963              356.335          $35,980,231.47              288
8.0000 - 8.4999            8.2116        7.9618           7.9175              354.906         $142,757,992.63             1203
8.5000 - 8.9999            8.6518        8.4020           8.3592              352.803         $124,260,937.57             1193
9.0000 - 9.4999            9.0432        8.7932           8.7491              352.553          $14,455,150.25              156
9.5000 - 9.9999            9.5588        9.3088           9.2629              353.756             $492,059.01                6
10.0000-10.4999
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000-  16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                8.3685        8.1186           8.0749              354.151         $320,203,465.05             2863

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999
Series: 1998-5 Group II & III (1450 & 1451)
Certificate Trust

                                               Distribution Date: March 25, 1999

     Class                                        Portfolio             II-A-1             II-A-2             II-A-3
     Weighted Average Pass Through Rate                 0.0000%             6.750%             6.750%             6.750%
Original Principal Balance                      $961,839,154.13     $51,925,345.00     $50,355,000.00     $16,600,000.00
Beginning Principal Balance                     $847,564,515.42     $29,504,962.09     $50,305,086.49     $16,599,999.99
     Loans Transferred In                                 $0.00              $0.00              $0.00              $0.00
     Loans Transferred Out                                $0.00              $0.00              $0.00              $0.00
     Principal Losses                                     $0.00              $0.00              $0.00              $0.00
     Other Principal Adjustments                          $0.00              $0.00              $0.00              $0.00
     Principal Distributed                       $21,973,686.52        $616,277.08      $2,309,694.66              $0.00
     Principal Allocation Factor                     0.02284549         0.01186852         0.04586823         0.00000000
     Scheduled Interest                           $4,884,134.48        $165,965.41        $282,966.11         $93,375.00
     Scheduled Interest Allocation Factor            0.00507791         0.00319623         0.00561942         0.00562500
     Interest Adjustment                                 $21.01              $0.71              $1.22              $0.40
     Interest Adjustment Allocation Factor           0.00000002         0.00000001         0.00000002         0.00000002
     Net Interest Distributed                     $4,884,155.49        $165,966.12        $282,967.33         $93,375.40
     Distributed Allocation Factor                   0.00507793         0.00319624         0.00561945         0.00562502
         Other Distribution                               $0.00              $0.00              $0.00              $0.00
         Other Distribution Allocation Factor        0.00000000         0.00000000         0.00000000         0.00000000
         Ending Total Distribution               $26,857,842.01        $782,243.20      $2,592,661.99         $93,375.40
         Ending Principal Balance               $825,590,828.90     $28,888,685.01     $47,995,391.83     $16,599,999.99
         Principal Balance Trading Factor            0.85834604         0.55635037         0.95314054         1.00000000

     Class                                          II-A-4              II-A-5             II-A-6             II-A-7
     Weighted Average Pass Through Rate                  6.750%             6.750%             7.000%              6.550%
Original Principal Balance                       $56,220,000.00     $78,685,348.00    $142,475,919.00      $21,943,500.00
Beginning Principal Balance                      $56,220,000.00     $78,685,348.00    $116,461,627.68      $21,943,500.00
     Loans Transferred In                                 $0.00              $0.00              $0.00               $0.00
     Loans Transferred Out                                $0.00              $0.00              $0.00               $0.00
     Principal Losses                                     $0.00              $0.00              $0.00               $0.00
     Other Principal Adjustments                          $0.00              $0.00              $0.00               $0.00
     Principal Distributed                                $0.00              $0.00      $7,671,896.84               $0.00
     Principal Allocation Factor                     0.00000000         0.00000000         0.05384697          0.00000000
     Scheduled Interest                             $316,237.50        $442,605.08        $679,359.49         $119,774.94
     Scheduled Interest Allocation Factor            0.00562500         0.00562500         0.00476824          0.00545833
     Interest Adjustment                                  $1.36              $1.90              $2.92               $0.52
     Interest Adjustment Allocation Factor           0.00000002         0.00000002         0.00000002          0.00000002
     Net Interest Distributed                       $316,238.86        $442,606.98        $679,362.41         $119,775.46
     Distributed Allocation Factor                   0.00562502         0.00562502         0.00476826          0.00545836
         Other Distribution                               $0.00              $0.00              $0.00               $0.00
         Other Distribution Allocation Factor        0.00000000         0.00000000         0.00000000          0.00000000
         Ending Total Distribution                  $316,238.86        $442,606.98      $8,351,259.25         $119,775.46
         Ending Principal Balance                $56,220,000.00     $78,685,348.00    $108,789,730.84      $21,943,500.00
         Principal Balance Trading Factor            1.00000000         1.00000000         0.76356574          1.00000000

     Class                                         II-A-8             II-A-9
     Weighted Average Pass Through Rate                6.750%             0.000%
Original Principal Balance                     $11,108,341.00      $5,276,886.00
Beginning Principal Balance                             $0.00      $4,313,393.71
     Loans Transferred In                               $0.00              $0.00
     Loans Transferred Out                              $0.00              $0.00
     Principal Losses                                   $0.00              $0.00
     Other Principal Adjustments                        $0.00              $0.00
     Principal Distributed                              $0.00        $284,144.33
     Principal Allocation Factor                   0.00000000         0.05384697
     Scheduled Interest                                 $0.00              $0.00
     Scheduled Interest Allocation Factor          0.00000000         0.00000000
     Interest Adjustment                                $0.00              $0.00
     Interest Adjustment Allocation Factor         0.00000000         0.00000000
     Net Interest Distributed                           $0.00              $0.00
     Distributed Allocation Factor                 0.00000000         0.00000000
         Other Distribution                             $0.00              $0.00
         Other Distribution Allocation Factor      0.00000000         0.00000000
         Ending Total Distribution                      $0.00        $284,144.33
         Ending Principal Balance                       $0.00      $4,029,249.37
         Principal Balance Trading Factor          0.00000000         0.76356574

     Class                                           II-A-10             II-A-11            II-A-12            II-A-13
     Weighted Average Pass Through Rate                  6.550%              6.300%             6.750%             6.300%
Original Principal Balance                       $24,500,000.00      $16,000,000.00              $0.00     $12,500,000.00
Beginning Principal Balance                      $24,500,000.00      $16,000,000.00              $0.00     $12,500,000.00
     Loans Transferred In                                 $0.00               $0.00              $0.00              $0.00
     Loans Transferred Out                                $0.00               $0.00              $0.00              $0.00
     Principal Losses                                     $0.00               $0.00              $0.00              $0.00
     Other Principal Adjustments                          $0.00               $0.00              $0.00              $0.00
     Principal Distributed                                $0.00               $0.00              $0.00              $0.00
     Principal Allocation Factor                     0.00000000          0.00000000         0.00000000         0.00000000
     Scheduled Interest                             $133,729.17          $84,000.00         $26,438.31         $65,625.00
     Scheduled Interest Allocation Factor            0.00545833          0.00525000         0.00000000         0.00525000
     Interest Adjustment                                  $0.58               $0.36              $0.11              $0.28
     Interest Adjustment Allocation Factor           0.00000002          0.00000002         0.00000000         0.00000002
     Net Interest Distributed                       $133,729.75          $84,000.36         $26,438.42         $65,625.28
     Distributed Allocation Factor                   0.00545836          0.00525002         0.00000000         0.00525002
         Other Distribution                               $0.00               $0.00              $0.00              $0.00
         Other Distribution Allocation Factor        0.00000000          0.00000000         0.00000000         0.00000000
         Ending Total Distribution                  $133,729.75          $84,000.36         $26,438.42         $65,625.28
         Ending Principal Balance                $24,500,000.00      $16,000,000.00              $0.00     $12,500,000.00
         Principal Balance Trading Factor            1.00000000          1.00000000         0.00000000         1.00000000

     Class                                           II-A-14            II-A-15            II-A-16             II-A-17
     Weighted Average Pass Through Rate                  6.350%             6.750%             6.750%              6.750%
Original Principal Balance                       $24,030,683.00    $179,261,196.00     $47,874,997.00      $43,379,121.00
Beginning Principal Balance                      $24,030,683.00    $150,644,804.29     $40,691,377.07      $43,340,740.82
     Loans Transferred In                                 $0.00              $0.00              $0.00               $0.00
     Loans Transferred Out                                $0.00              $0.00              $0.00               $0.00
     Principal Losses                                     $0.00              $0.00              $0.00               $0.00
     Other Principal Adjustments                          $0.00              $0.00              $0.00               $0.00
     Principal Distributed                                $0.00      $5,977,882.51      $1,500,629.91       $1,776,001.99
     Principal Allocation Factor                     0.00000000         0.03334733         0.03134475          0.04094140
     Scheduled Interest                             $127,162.36        $847,377.02        $228,889.00         $243,791.67
     Scheduled Interest Allocation Factor            0.00529167         0.00472705         0.00478097          0.00562002
     Interest Adjustment                                  $0.55              $3.65              $0.98               $1.05
     Interest Adjustment Allocation Factor           0.00000002         0.00000002         0.00000002          0.00000002
     Net Interest Distributed                       $127,162.91        $847,380.67        $228,889.98         $243,792.72
     Distributed Allocation Factor                   0.00529169         0.00472707         0.00478099          0.00562005
         Other Distribution                               $0.00              $0.00              $0.00               $0.00
         Other Distribution Allocation Factor        0.00000000         0.00000000         0.00000000          0.00000000
         Ending Total Distribution                  $127,162.91      $6,825,263.18      $1,729,519.89       $2,019,794.71
         Ending Principal Balance                $24,030,683.00    $144,666,921.78     $39,190,747.16      $41,564,738.83
         Principal Balance Trading Factor            1.00000000         0.80701750         0.81860574          0.95817384

     Class                                          II-A-18            II-A-19              II-X               II-P
     Weighted Average Pass Through Rate                 6.750%             6.750%             6.750%              0.000%
Original Principal Balance                       $2,000,000.00     $22,717,000.00              $0.00       $2,000,207.99
Beginning Principal Balance                      $2,000,000.00     $22,717,000.00              $0.00       $1,980,224.64
     Loans Transferred In                                $0.00              $0.00              $0.00               $0.00
     Loans Transferred Out                               $0.00              $0.00              $0.00               $0.00
     Principal Losses                                    $0.00              $0.00              $0.00               $0.00
     Other Principal Adjustments                         $0.00              $0.00              $0.00               $0.00
     Principal Distributed                               $0.00              $0.00              $0.00           $8,134.54
     Principal Allocation Factor                    0.00000000         0.00000000         0.00000000          0.00406685
     Scheduled Interest                             $11,250.00        $127,783.13        $139,252.76               $0.00
     Scheduled Interest Allocation Factor           0.00562500         0.00562500         0.00000000          0.00000000
     Interest Adjustment                                 $0.05              $0.55              $0.60               $0.00
     Interest Adjustment Allocation Factor          0.00000003         0.00000002         0.00000000          0.00000000
     Net Interest Distributed                       $11,250.05        $127,783.68        $139,253.36               $0.00
     Distributed Allocation Factor                  0.00562503         0.00562502         0.00000000          0.00000000
         Other Distribution                              $0.00              $0.00              $0.00               $0.00
         Other Distribution Allocation Factor       0.00000000         0.00000000         0.00000000          0.00000000
         Ending Total Distribution                  $11,250.05        $127,783.68        $139,253.36           $8,134.54
         Ending Principal Balance                $2,000,000.00     $22,717,000.00              $0.00       $1,972,090.10
         Principal Balance Trading Factor           1.00000000         1.00000000         0.00000000          0.98594252

     Class                                         III-A-1               C-B-1              C-B-2              C-B-3
     Weighted Average Pass Through Rate                 6.625%             6.7347%            6.7347%            6.7347%
Original Principal Balance                     $114,223,682.00      $18,274,943.00      $8,175,632.00      $3,847,356.00
Beginning Principal Balance                     $96,747,019.47      $18,110,553.72      $8,102,089.41      $3,812,747.73
     Loans Transferred In                                $0.00               $0.00              $0.00              $0.00
     Loans Transferred Out                               $0.00               $0.00              $0.00              $0.00
     Principal Losses                                    $0.00               $0.00              $0.00              $0.00
     Other Principal Adjustments                         $0.00               $0.00              $0.00              $0.00
     Principal Distributed                       $1,780,395.61          $21,394.70          $9,571.31          $4,504.15
     Principal Allocation Factor                    0.01558692          0.00117071         0.00117071         0.00117071
     Scheduled Interest                            $534,124.17         $101,640.39         $45,470.70         $21,397.98
     Scheduled Interest Allocation Factor           0.00467612          0.00556173         0.00556174         0.00556174
     Interest Adjustment                                 $2.30               $0.44              $0.20              $0.09
     Interest Adjustment Allocation Factor          0.00000002          0.00000002         0.00000002         0.00000002
     Net Interest Distributed                      $534,126.47         $101,640.83         $45,470.90         $21,398.07
     Distributed Allocation Factor                  0.00467614          0.00556176         0.00556176         0.00556176
         Other Distribution                              $0.00               $0.00              $0.00              $0.00
         Other Distribution Allocation Factor       0.00000000          0.00000000         0.00000000         0.00000000
         Ending Total Distribution               $2,314,522.08         $123,035.53         $55,042.21         $25,902.22
         Ending Principal Balance               $94,966,623.86      $18,089,159.02      $8,092,518.10      $3,808,243.58
         Principal Balance Trading Factor           0.83140923          0.98983395         0.98983395         0.98983395

     Class                                          C-B-4               C-B-5              C-B-6               III-X
     Weighted Average Pass Through Rate               6.7347%             6.7347%            6.7347%             6.625%
Original Principal Balance                      $3,366,437.00       $1,442,758.00      $2,404,601.00              $0.00
Beginning Principal Balance                     $3,336,154.75       $1,429,779.90      $2,382,970.80              $0.00
     Loans Transferred In                               $0.00               $0.00              $0.00              $0.00
     Loans Transferred Out                              $0.00               $0.00              $0.00              $0.00
     Principal Losses                                   $0.00               $0.00              $0.00              $0.00
     Other Principal Adjustments                        $0.00               $0.00              $0.00              $0.00
     Principal Distributed                          $3,941.13           $1,689.05          $2,815.10              $0.00
     Principal Allocation Factor                   0.00117071          0.00117071         0.00117071         0.00000000
     Scheduled Interest                            $18,723.23           $8,024.24         $13,373.75          $5,798.55
     Scheduled Interest Allocation Factor          0.00556173          0.00556174         0.00556173         0.00000000
     Interest Adjustment                                $0.08               $0.03              $0.06              $0.02
     Interest Adjustment Allocation Factor         0.00000002          0.00000002         0.00000002         0.00000000
     Net Interest Distributed                      $18,723.31           $8,024.27         $13,373.81          $5,798.57
     Distributed Allocation Factor                 0.00556176          0.00556176         0.00556176         0.00000000
         Other Distribution                             $0.00               $0.00              $0.00              $0.00
         Other Distribution Allocation Factor      0.00000000          0.00000000         0.00000000         0.00000000
         Ending Total Distribution                 $22,664.44           $9,713.32         $16,188.91          $5,798.57
         Ending Principal Balance               $3,332,213.62       $1,428,090.85      $2,380,155.70              $0.00
         Principal Balance Trading Factor          0.98983395          0.98983395         0.98983395         0.00000000

     Class                                          III-P                 R-1                R-2
     Weighted Average Pass Through Rate                0.000%              6.750%             6.750%
Original Principal Balance                      $1,250,051.14              $50.00             $50.00
Beginning Principal Balance                     $1,204,449.64               $0.00              $0.00
     Loans Transferred In                               $0.00               $0.00              $0.00
     Loans Transferred Out                              $0.00               $0.00              $0.00
     Principal Losses                                   $0.00               $0.00              $0.00
     Other Principal Adjustments                        $0.00               $0.00              $0.00
     Principal Distributed                          $4,713.62               $0.00              $0.00
     Principal Allocation Factor                   0.00377074          0.00000000         0.00000000
     Scheduled Interest                                 $0.00              ($0.48)             $0.00
     Scheduled Interest Allocation Factor          0.00000000         -0.00960000         0.00000000
     Interest Adjustment                                $0.00               $0.00              $0.00
     Interest Adjustment Allocation Factor         0.00000000          0.00000000         0.00000000
     Net Interest Distributed                           $0.00              ($0.48)             $0.00
     Distributed Allocation Factor                 0.00000000         -0.00960000         0.00000000
         Other Distribution                             $0.00               $0.00              $0.00
         Other Distribution Allocation Factor      0.00000000          0.00000000         0.00000000
         Ending Total Distribution                  $4,713.62              ($0.48)             $0.00
         Ending Principal Balance               $1,199,736.02               $0.00              $0.00
         Principal Balance Trading Factor          0.95974955          0.00000000         0.00000000

     Class                                          R-3
     Weighted Average Pass Through Rate              6.750%
Original Principal Balance                           $50.00
Beginning Principal Balance                           $0.00                                     ($2.23)
     Loans Transferred In                             $0.00
     Loans Transferred Out                            $0.00
     Principal Losses                                 $0.00     Class II-X Notional Amt
     Other Principal Adjustments                      $0.00
     Principal Distributed                            $0.00       $24,756,047.01
     Principal Allocation Factor                 0.00000000
     Scheduled Interest                               $0.00     Class II-A-12 Notional Amt
     Scheduled Interest Allocation Factor        0.00000000
     Interest Adjustment                              $0.00        $4,700,144.18
     Interest Adjustment Allocation Factor       0.00000000
     Net Interest Distributed                         $0.00     Class III-X Notional Amt
     Distributed Allocation Factor               0.00000000
         Other Distribution                           $0.00        $1,050,304.19
         Other Distribution Allocation Factor    0.00000000
         Ending Total Distribution                    $0.00
         Ending Principal Balance                     $0.00                                     ($2.22)
         Principal Balance Trading Factor        0.00000000

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES: 1998-5 Group III (1451)                 WEIGHTED AVERAGE PC RATE: 6.6125
--------------------------------------------------------------------------------

ISSUE DATE: 06/01/1998
CERTIFICATE BALANCE AT ISSUE:                       $120,159,972.33

                                                                                           CERTIFICATE
                                                                    TOTAL                  ACCOUNT                  CERTIFICATE
                                                                    NUMBER OF              ACTIVITY                 BALANCE
                                                                    MORTGAGES              (@ PC RATE)              OUTSTANDING
                                                                 ---------------        -----------------       -------------------
BALANCES FROM LAST FISCAL MONTH-END:                                    315                                       $102,512,668.08
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                            $362,696.47
 Unscheduled Principal Collection/Reversals                                                  $93,147.97
 Liquidations-in-full                                                     5               $1,345,397.56
 Principal Balance Sales Adjustments                                                              $0.00
 Net Principal Distributed                                                                $1,801,242.00            ($1,801,242.00)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                        $0.00

BALANCE CURRENT FISCAL MONTH-END:                                       310                                       $100,711,426.08

SCHEDULED INTEREST AT MORTGAGE RATE:                                                        $602,029.97

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                       $0.00
 Interest Sales Adjustments                                                                       $0.00
 Interest Accrual Adjustment                                                                      $0.00
 Interest Uncollected on Liquidation                                                              $0.00
 Interest Uncollected on Non-Earning Assets                                                       $0.00
 Net Unscheduled Interest Distributed                                                             $0.00

OTHER:
 Loan Conversion Fees                                                                             $0.00
 Expense Reimbursements                                                                           $0.00
 Gain on Liquidations                                                                             $0.00
 Hazard Insurance Premium Refunds                                                                 $0.00
 Net Other Distributions                                                                          $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                            $36,925.67

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                    $0.00
 Servicing Fees Sales Adjustments                                                                 $0.00
 Servicing Fees Accrual Adjustments                                                               $0.00
 Servicing Fees Uncollected on Liquidation                                                        $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                    $0.00
 Net Unscheduled Service Fees Distributed                                                         $0.00

MISCELLANEOUS EXPENSES:                                                                           $0.00

NET FUNDS DISTRIBUTED:                                                                    $2,366,346.30

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES: 1998-5 Group III (1451)                 WEIGHTED AVERAGE PC RATE: 6.6125

-------------------------------------------------------------------------
             AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
-------------------------------------------------------------------------

                LOAN COUNT OF       AGGREGATE LOSS
               INCURRED LOSSES          AMOUNT
               ---------------          ------
                      0                  $0.00
-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
-------------------------------------------------------------------------------------------------------------

   PRINCIPAL           SCHEDULED            INTEREST          NET INTEREST                       TOTAL
  DISTRIBUTION        INTEREST DUE         ADJUSTMENT         DISTRIBUTION        OTHER       DISTRIBUTION
  ------------        ------------         ----------         ------------        -----       ------------
 $1,801,242.00        $565,104.30             $0.00            $565,104.30        $0.00      $2,366,346.30
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                                  ORIGINAL         CLAIMS IN         CLAIMS                         COVERAGE
INSURANCE TYPE                     BALANCE          PROGRESS           PAID      ADJUSTMENTS       REMAINING
MPI                                     $0.00        $0.00            $0.00         $0.00                 $0.00

SPECIAL HAZARD                  $9,769,365.00        $0.00            $0.00         $0.00         $9,769,365.00

BANKRUPTCY BOND
SINGLE-UNITS                      $276,396.00        $0.00            $0.00         $0.00           $276,396.00
MULTI-UNITS                             $0.00        $0.00            $0.00         $0.00                 $0.00

MORTGAGE REPURCHASE             $9,618,391.00        $0.00            $0.00         $0.00         $9,618,391.00

DELINQUENT INSTALLMENTS

         ONE                                         TWO                               THREE

   COUNT             PRIN BALANCE             COUNT     PRIN BALANCE             COUNT     PRIN BALANCE
     2               $881,645.96                0          $0.00                   0           $0.00


   IN FORECLOSURE                            ACQUIRED

 COUNT           PRIN BALANCE                  COUNT       PRIN BALANCE
   0                $0.00                        0             $0.00

The Group C-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group II and III Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated June 24, 1998, pursuant to which certain of the Group II and III Certificates were offered. The Special Hazard coverage, Bankruptcy coverage and Fraud coverage (collectively, "Credit Enhancements") provided by the C-B Certificates provide coverages to the Group II and Group III Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in other Loan Group or Loan Groups have not sustained any losses. The Class Principal Balances of the Class I-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

               CLASS                         CLASS PRINCIPAL BALANCE
               C-B-1                              $18,089,159.02
               C-B-2                               $8,092,518.10
               C-B-3                               $3,808,243.58
               C-B-4                               $3,332,213.62
               C-B-5                               $1,428,090.85
               C-B-6                               $2,380,155.70

               Total                              $37,130,380.88

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $9,769,365.00, $276,396.00, $9,618,391.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998-5 Group III (1451)

Interest Rate           Interest Rate    Net Rate     Pass Through Rate    Remaining Term   Principal Balance     Number Of Loans
---------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999             6.3334        6.1226            6.0562             174.228         $2,668,941.43               8
6.5000 - 6.9999
7.0000 - 7.4999
7.5000 - 7.9999
8.0000 - 8.4999             6.3332        6.1223            6.0559             168.228         $2,600,989.86               8
8.5000 - 8.9999             6.7301        6.5263            6.4554             168.592        $38,139,437.06             106
9.0000 - 9.4999             7.1854        6.9239            6.6845             167.434        $49,435,258.47             148
9.5000 - 9.9999             7.5947        7.2197            6.7592             167.817         $9,643,529.32              40
10.0000-10.4999             8.1408        7.9573            6.9848             159.122           $197,672.02               3
10.5000-10.9999             8.5263        7.8821            7.7219             165.355           $694,539.35               5
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000-  16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals

                    PNCMS
      MORTGAGE PASS-THROUGH CERTIFICATES
          SERIES 1998-6, CLASS III-P

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES: 1998-6 GRP I (1452)                      WEIGHTED AVERAGE PC RATE:6.9420
--------------------------------------------------------------------------------

ISSUE DATE:   7/28/1998
CERTIFICATE BALANCE AT ISSUE:             $576,010,651.64

                                                                       CERTIFICATE
                                                       TOTAL           ACCOUNT                CERTIFICATE
                                                       NUMBER OF       ACTIVITY               BALANCE
                                                       MORTGAGES       (@ PC RATE)            OUTSTANDING
                                                     -------------   ---------------      ------------------
BALANCES FROM LAST FISCAL MONTH-END:                      1535                              $511,347,332.55
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                        $418,016.58
 Unscheduled Principal Collection/Reversals                             $218,822.63
 Liquidations-in-full                                      23         $7,836,850.48
 Principal Balance Sales Adjustments                                          $0.00
 Net Principal Distributed                                            $8,473,689.69          ($8,473,689.69)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                  $0.00

BALANCE CURRENT FISCAL MONTH-END:                         1512                              $502,873,642.86

SCHEDULED INTEREST AT MORTGAGE RATE:                                  $3,169,963.34

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                 $253.90
 Interest Sales Adjustments                                                   $0.00
 Interest Accrual Adjustment                                                  $0.00
 Interest Uncollected on Liquidation                                          $0.00
 Interest Uncollected on Non-Earning Assets                                   $0.00
 Net Unscheduled Interest Distributed                                       $253.90

OTHER:
 Loan Conversion Fees                                                         $0.00
 Expense Reimbursements                                                       $0.00
 Gain on Liquidations                                                         $0.00
 Hazard Insurance Premium Refunds                                             $0.00
 Net Other Distributions                                                      $0.00

SCHEDULED SERVICING FEE EXPENSES:                                       $211,487.10

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                               $16.66
 Servicing Fees Sales Adjustments                                             $0.00
 Servicing Fees Accrual Adjustments                                           $0.00
 Servicing Fees Uncollected on Liquidation                                    $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                $0.00
 Net Unscheduled Service Fees Distributed                                    $16.66

MISCELLANEOUS EXPENSES:                                                       $0.00

NET FUNDS DISTRIBUTED:                                               $11,432,403.17

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES: 1998-6 GRP I (1452)                     WEIGHTED AVERAGE PC RATE: 6.9420

--------------------------------------------------------------------------------
                  AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
--------------------------------------------------------------------------------

                  LOAN COUNT OF                 AGGREGATE LOSS
                 INCURRED LOSSES                    AMOUNT
                 ---------------                    ------
                        0                           $0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                         SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------------------

    PRINCIPAL        SCHEDULED        INTEREST       NET INTEREST                 TOTAL
   DISTRIBUTION     INTEREST DUE     ADJUSTMENT      DISTRIBUTION    OTHER     DISTRIBUTION
   ------------     ------------     ----------      ------------    -----     ------------
  $8,473,689.69    $2,958,476.24      $237.24        $2,958,713.48   $0.00    $11,432,403.17
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                               ORIGINAL          CLAIMS IN         CLAIMS                         COVERAGE
INSURANCE TYPE                  BALANCE           PROGRESS          PAID        ADJUSTMENTS       REMAINING
MPI                                  $0.00          $0.00          $0.00           $0.00                $0.00

SPECIAL HAZARD               $5,760,103.00          $0.00          $0.00           $0.00        $5,760,103.00

BANKRUPTCY BOND
SINGLE-UNITS                   $174,099.00          $0.00          $0.00           $0.00          $174,099.00
MULTI-UNITS                          $0.00          $0.00          $0.00           $0.00                $0.00

MORTGAGE REPURCHASE         $11,520,207.00          $0.00          $0.00           $0.00       $11,520,207.00

DELINQUENT INSTALLMENTS

    ONE                                            TWO                                          THREE

   COUNT           PRIN BALANCE                  COUNT        PRIN BALANCE                   COUNT        PRIN BALANCE
     15           $5,049,204.32                    6          $2,116,554.95                    1           $392,901.99


    IN FORECLOSURE                           ACQUIRED

 COUNT              PRIN BALANCE         COUNT                 PRIN BALANCE
   0                   $0.00               0                      $0.00

The Group I-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group I Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated July 28, 1998, pursuant to which certain of the Group I Certificates were offered.

The Class Principal Balances of the Class I-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

             CLASS                                CLASS PRINCIPAL BALANCE
             I-B-1                                    $12,878,770.95
             I-B-2                                     $5,151,508.18
             I-B-3                                     $2,575,753.58
             I-B-4                                     $2,289,558.86
             I-B-5                                     $1,144,778.93
             I-B-6                                     $1,717,173.36

             Total                                    $25,757,543.86

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $5,760,103.00, $174,099.00, $11,520,207.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998-6 GRP I  (1452)

Interest Rate
------------------------------------------------------------------------------------------------------------------------
                           6.3750          6.1250           6.0806         348.563            $1,064,280.20            2
0.0000 - 4.9999            6.8007          6.5498           6.5017         350.035           $18,938,761.35           59
5.0000 - 5.4999            7.2661          6.9046           6.8610         349.995          $222,288,812.56          668
5.5000 - 5.9999            7.6099          7.0668           7.0231         350.271          $248,304,261.65          734
6.0000 - 6.4999            8.0784          7.5426           7.5012         348.363           $11,622,340.24           43
6.5000 - 6.9999            8.5665          7.8915           7.8665         351.118              $655,186.86            6
7.0000 - 7.4999
7.5000 - 7.9999
8.0000 - 8.4999
8.5000 - 8.9999
9.0000 - 9.4999
9.5000 - 9.9999
10.0000-10.4999
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999          7.4369          6.9857           6.9420         350.093          $502,873,642.86         1512
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                7.4499          6.9904           6.9467         354.048          $543,359,579.40         1622

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999                Distribution Date: March 25, 1999
SERIES: 1998-6 GRP I (1452)             Sum Bond Pmts              $8,473,689.69
Certificate Trust                       Principal less Bond Pmts           $0.00

                                                     $0.00
Class                                           Group I               I-A-1                I-A-1-1             I-A-1-2
Weighted Average Pass Through Rate                  6.9426%              0.000%                6.750%              6.400%
Original Principal Balance                  $576,010,651.64      $91,040,159.00         $3,552,934.00      $41,411,326.00
Beginning Principal Balance                 $511,347,063.91      $92,048,900.39                 $0.00      $42,982,297.85
Loans Transferred In                                  $0.00               $0.00                 $0.00               $0.00
Loans Transferred Out                                 $0.00               $0.00                 $0.00               $0.00
Principal Losses                                      $0.00               $0.00                 $0.00               $0.00
Other Principal Adjustments                           $0.00               $0.00                 $0.00               $0.00
Principal Distributed                         $8,473,689.69         ($68,664.06)                $0.00        ($229,257.30)
Principal Allocation Factor                      0.01471099         -0.00075422            0.00000000         -0.00553610
Scheduled Interest                            $2,958,476.24         $586,802.26            $19,518.05         $229,238.92
Scheduled Interest Allocation Factor             0.00513615          0.00644553            0.00549350          0.00553566
Interest Adjustment                                 $237.24              $47.06                 $1.57              $18.38
Interest Adjustment Allocation Factor            0.00000041          0.00000052            0.00000044          0.00000044
Net Interest Distributed                      $2,958,713.48         $586,849.32            $19,519.62         $229,257.30
Distributed Allocation Factor                    0.00513656          0.00644605            0.00549394          0.00553610
    Other Distribution                                $0.00               $0.00                 $0.00               $0.00
    Other Distribution Allocation Factor         0.00000000          0.00000000            0.00000000          0.00000000
    Ending Total Distribution                $11,432,403.17         $518,185.26            $19,519.62               $0.00
    Ending Principal Balance                $502,873,374.22      $92,117,564.45                 $0.00      $43,211,555.15
    Principal Balance Trading Factor             0.87302791          1.01183440            0.00000000          1.04347190

When the accretion termination date occurs include interest for I-A-2 and I-A-3

                                                                      I-A-1 Components

Class                                          I-A-1-3                     I-A-1-4                     I-A-1-5
Weighted Average Pass Through Rate                 7.000%                      0.000%                      6.750%
Original Principal Balance                 $43,500,000.00               $5,214,846.00              $16,891,935.00
Beginning Principal Balance                $44,265,699.26               $3,893,300.61                       $0.00
Loans Transferred In                                $0.00                       $0.00                       $0.00
Loans Transferred Out                               $0.00                       $0.00                       $0.00
Principal Losses                                    $0.00                       $0.00                       $0.00
Other Principal Adjustments                         $0.00                       $0.00                       $0.00
Principal Distributed                               $0.00                 $159,818.79                       $0.00
Principal Allocation Factor                    0.00000000                  0.03064689                  0.00000000
Scheduled Interest                            $258,216.58                       $0.00                  $79,828.71
Scheduled Interest Allocation Factor           0.00593601                  0.00000000                  0.00472585
Interest Adjustment                                 $0.00                       $0.00                       $6.40
Interest Adjustment Allocation Factor          0.00000000                  0.00000000                  0.00000038
Net Interest Distributed                      $258,216.58                       $0.00                  $79,835.11
Distributed Allocation Factor                  0.00593601                  0.00000000                  0.00472623
    Other Distribution                              $0.00                       $0.00                       $0.00
    Other Distribution Allocation Factor       0.00000000                  0.00000000                  0.00000000
    Ending Total Distribution                 $258,216.58                 $159,818.79                  $79,835.11
    Ending Principal Balance               $44,265,699.26               $3,733,481.82                       $0.00
    Principal Balance Trading Factor           1.01760228                  0.71593328                  0.00000000

Class                                       I-A-1-6          I-A-2            I-A-3              I-A-4            I-A-5
Weighted Average Pass Through Rate             0.000%           6.400%           6.400%             6.400%           6.400%
Original Principal Balance                $913,987.00   $23,008,034.00   $45,318,064.00     $10,020,496.00   $41,100,508.00
Beginning Principal Balance               $907,602.67   $18,076,497.26   $45,318,064.00     $10,020,496.00   $41,100,508.00
Loans Transferred In                            $0.00            $0.00            $0.00              $0.00            $0.00
Loans Transferred Out                           $0.00            $0.00            $0.00              $0.00            $0.00
Principal Losses                                $0.00            $0.00            $0.00              $0.00            $0.00
Other Principal Adjustments                     $0.00            $0.00            $0.00              $0.00            $0.00
Principal Distributed                         $774.45    $1,018,774.67            $0.00              $0.00            $0.00
Principal Allocation Factor                0.00084733       0.04427908       0.00000000         0.00000000       0.00000000
Scheduled Interest                              $0.00       $96,407.99      $241,696.34         $53,442.65      $219,202.71
Scheduled Interest Allocation Factor       0.00000000       0.00419019       0.00533333         0.00533333       0.00533333
Interest Adjustment                             $0.00            $7.73           $19.38              $4.29           $17.58
Interest Adjustment Allocation Factor      0.00000000       0.00000034       0.00000043         0.00000043       0.00000043
Net Interest Distributed                        $0.00       $96,415.72      $241,715.72         $53,446.94      $219,220.29
Distributed Allocation Factor              0.00000000       0.00419052       0.00533376         0.00533376       0.00533376
    Other Distribution                          $0.00            $0.00            $0.00              $0.00            $0.00
    Other Distribution Allocation Factor   0.00000000       0.00000000       0.00000000         0.00000000       0.00000000
    Ending Total Distribution                 $774.45    $1,115,190.39      $241,715.72         $53,446.94      $219,220.29
    Ending Principal Balance              $906,828.22   $17,057,722.59   $45,318,064.00     $10,020,496.00   $41,100,508.00
    Principal Balance Trading Factor       0.99216753       0.74138114       1.00000000         1.00000000       1.00000000

Class                                           I-A-6               I-A-7              I-A-8               I-A-9
Weighted Average Pass Through Rate                 6.400%              6.165%             6.700%              7.000%
Original Principal Balance                 $28,461,668.00      $21,628,593.00     $75,757,606.00       $8,450,000.00
Beginning Principal Balance                $28,461,668.00      $20,057,621.15     $51,885,936.05               $0.00
Loans Transferred In                                $0.00               $0.00              $0.00               $0.00
Loans Transferred Out                               $0.00               $0.00              $0.00               $0.00
Principal Losses                                    $0.00               $0.00              $0.00               $0.00
Other Principal Adjustments                         $0.00               $0.00              $0.00               $0.00
Principal Distributed                               $0.00         $229,257.30      $3,679,225.03               $0.00
Principal Allocation Factor                    0.00000000          0.01059973         0.04856575          0.00000000
Scheduled Interest                            $151,795.56         $103,046.03        $289,696.48               $0.00
Scheduled Interest Allocation Factor           0.00533333          0.00476434         0.00382399          0.00000000
Interest Adjustment                                $12.17               $8.26             $23.23               $0.00
Interest Adjustment Allocation Factor          0.00000043          0.00000038         0.00000031          0.00000000
Net Interest Distributed                      $151,807.73         $103,054.29        $289,719.71               $0.00
Distributed Allocation Factor                  0.00533376          0.00476472         0.00382430          0.00000000
    Other Distribution                              $0.00               $0.00              $0.00               $0.00
    Other Distribution Allocation Factor       0.00000000          0.00000000         0.00000000          0.00000000
    Ending Total Distribution                 $151,807.73         $332,311.59      $3,968,944.74               $0.00
    Ending Principal Balance               $28,461,668.00      $19,828,363.85     $48,206,711.02               $0.00
    Principal Balance Trading Factor           1.00000000          0.91676624         0.63632833          0.00000000

Class                                         I-A-10           I-A-11          I-A-12          I-A-13           I-A-14
Weighted Average Pass Through Rate               6.750%           6.750%         8.100%           7.000%           7.000%
Original Principal Balance                $7,385,145.00   $84,619,111.00  $4,827,411.00   $16,650,000.00   $12,427,142.00
Beginning Principal Balance                       $0.00   $70,922,297.48  $3,457,902.82   $16,650,000.00   $12,427,142.00
Loans Transferred In                              $0.00            $0.00          $0.00            $0.00            $0.00
Loans Transferred Out                             $0.00            $0.00          $0.00            $0.00            $0.00
Principal Losses                                  $0.00            $0.00          $0.00            $0.00            $0.00
Other Principal Adjustments                       $0.00            $0.00          $0.00            $0.00            $0.00
Principal Distributed                             $0.00    $1,794,381.00    $225,063.35            $0.00            $0.00
Principal Allocation Factor                  0.00000000       0.02120539     0.04662196       0.00000000       0.00000000
Scheduled Interest                           $40,570.29      $398,937.92     $23,340.84       $97,125.00       $72,491.66
Scheduled Interest Allocation Factor         0.00549350       0.00471451     0.00483506       0.00583333       0.00583333
Interest Adjustment                               $3.25           $31.99          $1.87            $7.79            $5.81
Interest Adjustment Allocation Factor        0.00000044       0.00000038     0.00000039       0.00000047       0.00000047
Net Interest Distributed                     $40,573.54      $398,969.91     $23,342.71       $97,132.79       $72,497.47
Distributed Allocation Factor                0.00549394       0.00471489     0.00483545       0.00583380       0.00583380
    Other Distribution                            $0.00            $0.00          $0.00            $0.00            $0.00
    Other Distribution Allocation Factor     0.00000000       0.00000000     0.00000000       0.00000000       0.00000000
    Ending Total Distribution                $40,573.54    $2,193,350.91    $248,406.06       $97,132.79       $72,497.47
    Ending Principal Balance                      $0.00   $69,127,916.48  $3,232,839.47   $16,650,000.00   $12,427,142.00
    Principal Balance Trading Factor         0.00000000       0.81693031     0.66968391       1.00000000       1.00000000

Class                                            I-A-15            I-A-16            I-A-17           I-A-18
Weighted Average Pass Through Rate                 7.000%             6.750%            6.400%           6.750%
Original Principal Balance                 $26,710,714.00     $18,557,500.00    $20,061,814.00    $1,923,806.00
Beginning Principal Balance                $21,009,558.63     $18,557,500.00    $20,061,814.00            $0.00
Loans Transferred In                                $0.00              $0.00             $0.00            $0.00
Loans Transferred Out                               $0.00              $0.00             $0.00            $0.00
Principal Losses                                    $0.00              $0.00             $0.00            $0.00
Other Principal Adjustments                         $0.00              $0.00             $0.00            $0.00
Principal Distributed                         $914,095.57              $0.00             $0.00            $0.00
Principal Allocation Factor                    0.03422206         0.00000000        0.00000000       0.00000000
Scheduled Interest                            $122,555.76        $104,385.94       $106,996.34            $0.00
Scheduled Interest Allocation Factor           0.00458826         0.00562500        0.00533333       0.00000000
Interest Adjustment                                 $9.83              $8.37             $8.58            $0.00
Interest Adjustment Allocation Factor          0.00000037         0.00000045        0.00000043       0.00000000
Net Interest Distributed                      $122,565.59        $104,394.31       $107,004.92            $0.00
Distributed Allocation Factor                  0.00458863         0.00562545        0.00533376       0.00000000
    Other Distribution                              $0.00              $0.00             $0.00            $0.00
    Other Distribution Allocation Factor       0.00000000         0.00000000        0.00000000       0.00000000
    Ending Total Distribution               $1,036,661.16        $104,394.31       $107,004.92            $0.00
    Ending Principal Balance               $20,095,463.06     $18,557,500.00    $20,061,814.00            $0.00
    Principal Balance Trading Factor           0.75233717         1.00000000        1.00000000       0.00000000

                                                                                                            I-A-21 Components

Class                                         I-A-19              I-A-20             I-A-21            I-A-21-1           I-A-21-2
Weighted Average Pass Through Rate                6.600%             0.000%             0.000%             0.000%             0.000%
Original Principal Balance                $13,275,381.00        $185,540.00      $2,066,218.00        $989,286.00      $1,076,932.00
Beginning Principal Balance                $9,509,233.55        $148,230.04      $1,855,081.91        $778,149.91      $1,076,932.00
Loans Transferred In                               $0.00              $0.00              $0.00              $0.00              $0.00
Loans Transferred Out                              $0.00              $0.00              $0.00              $0.00              $0.00
Principal Losses                                   $0.00              $0.00              $0.00              $0.00              $0.00
Other Principal Adjustments                        $0.00              $0.00              $0.00              $0.00              $0.00
Principal Distributed                        $618,924.25          $7,707.63         $33,856.18         $33,856.18              $0.00
Principal Allocation Factor                   0.04662196         0.04154161         0.01638558         0.03422284         0.00000000
Scheduled Interest                            $52,300.78              $0.00              $0.00              $0.00              $0.00
Scheduled Interest Allocation Factor          0.00393968         0.00000000         0.00000000         0.00000000         0.00000000
Interest Adjustment                                $4.19              $0.00              $0.00              $0.00              $0.00
Interest Adjustment Allocation Factor         0.00000032         0.00000000         0.00000000         0.00000000         0.00000000
Net Interest Distributed                      $52,304.97              $0.00              $0.00              $0.00              $0.00
Distributed Allocation Factor                 0.00394000         0.00000000         0.00000000         0.00000000         0.00000000
    Other Distribution                             $0.00              $0.00              $0.00              $0.00              $0.00
    Other Distribution Allocation Factor      0.00000000         0.00000000         0.00000000         0.00000000         0.00000000
    Ending Total Distribution                $671,229.22          $7,707.63         $33,856.18         $33,856.18              $0.00
    Ending Principal Balance               $8,890,309.30        $140,522.41      $1,821,225.73        $744,293.73      $1,076,932.00
    Principal Balance Trading Factor          0.66968393         0.75736989         0.88142961         0.75235446         1.00000000

                                             Notional                              Notional
Class                                         I-A-22             I-A-23             I-A-24              I-X
Weighted Average Pass Through Rate               6.750%             6.750%             6.750%             6.750%
Original Principal Balance                $1,793,237.00      $4,000,000.00      $3,367,004.71      $1,559,113.00
Beginning Principal Balance                       $0.00      $4,000,000.00              $0.00              $0.00
Loans Transferred In                              $0.00              $0.00              $0.00              $0.00
Loans Transferred Out                             $0.00              $0.00              $0.00              $0.00
Principal Losses                                  $0.00              $0.00              $0.00              $0.00
Other Principal Adjustments                       $0.00              $0.00              $0.00              $0.00
Principal Distributed                             $0.00              $0.00              $0.00              $0.00
Principal Allocation Factor                  0.00000000         0.00000000         0.00000000         0.00000000
Scheduled Interest                            $9,779.31         $22,500.00         $12,971.48          $7,368.13
Scheduled Interest Allocation Factor         0.00545344         0.00562500         0.00385253         0.00472585
Interest Adjustment                               $0.78              $1.80              $1.04              $0.59
Interest Adjustment Allocation Factor        0.00000043         0.00000045         0.00000031         0.00000038
Net Interest Distributed                      $9,780.09         $22,501.80         $12,972.52          $7,368.72
Distributed Allocation Factor                0.00545387         0.00562545         0.00385284         0.00472623
    Other Distribution                            $0.00              $0.00              $0.00              $0.00
    Other Distribution Allocation Factor     0.00000000         0.00000000         0.00000000         0.00000000
    Ending Total Distribution                 $9,780.09         $22,501.80         $12,972.52          $7,368.72
    Ending Principal Balance                      $0.00      $4,000,000.00              $0.00              $0.00
    Principal Balance Trading Factor         0.00000000         1.00000000         0.00000000         0.00000000

Class                                          I-B-1              I-B-2              I-B-3              I-B-4              I-B-5
Weighted Average Pass Through Rate                6.750%             6.750%             6.750%             6.750%             6.750%
Original Principal Balance                $12,960,233.00      $5,184,093.00      $2,592,046.00      $2,304,041.00      $1,152,020.00
Beginning Principal Balance               $12,889,305.33      $5,155,721.93      $2,577,860.46      $2,291,431.64      $1,145,715.32
Loans Transferred In                               $0.00              $0.00              $0.00              $0.00              $0.00
Loans Transferred Out                              $0.00              $0.00              $0.00              $0.00              $0.00
Principal Losses                                   $0.00              $0.00              $0.00              $0.00              $0.00
Other Principal Adjustments                        $0.00              $0.00              $0.00              $0.00              $0.00
Principal Distributed                          10,534.38           4,213.75           2,106.88           1,872.78             936.39
Principal Allocation Factor                   0.00081282         0.00081282         0.00081282         0.00081282         0.00081282
Scheduled Interest                            $72,502.34         $29,000.94         $14,500.47         $12,889.30          $6,444.65
Scheduled Interest Allocation Factor          0.00559422         0.00559422         0.00559422         0.00559421         0.00559422
Interest Adjustment                                $5.81              $2.33              $1.16              $1.03              $0.52
Interest Adjustment Allocation Factor         0.00000045         0.00000045         0.00000045         0.00000045         0.00000045
Net Interest Distributed                      $72,508.15         $29,003.27         $14,501.63         $12,890.33          $6,445.17
Distributed Allocation Factor                 0.00559466         0.00559467         0.00559467         0.00559466         0.00559467
    Other Distribution                             $0.00              $0.00              $0.00              $0.00              $0.00
    Other Distribution Allocation Factor      0.00000000         0.00000000         0.00000000         0.00000000         0.00000000
    Ending Total Distribution                 $83,042.53         $33,217.02         $16,608.51         $14,763.11          $7,381.56
    Ending Principal Balance              $12,878,770.95      $5,151,508.18      $2,575,753.58      $2,289,558.86      $1,144,778.93
    Principal Balance Trading Factor          0.99371446         0.99371446         0.99371446         0.99371446         0.99371446

Class                                          I-B-6               R-1                R-2                R-3
Weighted Average Pass Through Rate                6.750%             6.750%             6.750%             6.750%
Original Principal Balance                 $1,728,035.00             $50.00             $50.00             $50.00
Beginning Principal Balance                $1,718,577.95              $0.00              $0.00              $0.00
Loans Transferred In                               $0.00              $0.00              $0.00              $0.00
Loans Transferred Out                              $0.00              $0.00              $0.00              $0.00
Principal Losses                                   $0.00              $0.00              $0.00              $0.00
Other Principal Adjustments                        $0.00              $0.00              $0.00              $0.00
Principal Distributed                           1,404.59             ($0.00)             $0.00              $0.00
Principal Allocation Factor                   0.00081282         0.00000000         0.00000000         0.00000000
Scheduled Interest                             $9,667.00          $1,077.73              $0.00              $0.00
Scheduled Interest Allocation Factor          0.00559422        21.55460000         0.00000000         0.00000000
Interest Adjustment                                $0.78            ($26.33)             $0.00              $0.00
Interest Adjustment Allocation Factor         0.00000045        -0.52660000         0.00000000         0.00000000
Net Interest Distributed                       $9,667.78          $1,051.40              $0.00              $0.00
Distributed Allocation Factor                 0.00559467        21.02800000         0.00000000         0.00000000
    Other Distribution                             $0.00              $0.00              $0.00              $0.00
    Other Distribution Allocation Factor      0.00000000         0.00000000         0.00000000         0.00000000
    Ending Total Distribution                 $11,072.37          $1,051.40              $0.00              $0.00
    Ending Principal Balance               $1,717,173.36              $0.00              $0.00              $0.00
    Principal Balance Trading Factor          0.99371446         0.00000000         0.00000000         0.00000000

Class                                                                                                Overcollateralization
Weighted Average Pass Through Rate                                                                            0.000%
Original Principal Balance                                                                                   $268.64
Beginning Principal Balance                                                                                  $268.64
Loans Transferred In                                                                                           $0.00
Loans Transferred Out                       I-X Notional Balance      I-A-10 Notional Balance                  $0.00
Principal Losses                               $1,309,890.42              $7,212,496.17                        $0.00
Other Principal Adjustments                                                                                    $0.00
Principal Distributed                                                                                          $0.00
Principal Allocation Factor               I-A-1-1 Notional Balance    I-A-22 Notional Balance             0.00000000
Scheduled Interest                             $3,469,874.68              $1,738,544.57                        $0.00
Scheduled Interest Allocation Factor                                                                      0.00000000
Interest Adjustment                                                                                            $0.00
Interest Adjustment Allocation Factor     I-A-1-5 Notional Balance    I-A-24 Notional Balance             0.00000000
Net Interest Distributed                      $14,191,771.34              $2,306,041.60                        $0.00
Distributed Allocation Factor                                                                             0.00000000
    Other Distribution                                                                                         $0.00
    Other Distribution Allocation Factor                                                                  0.00000000
    Ending Total Distribution                                                                                  $0.00
    Ending Principal Balance                                                                                 $268.64
    Principal Balance Trading Factor                                                                      1.00000000

Class                                        Segment T          Segment P
Weighted Average Pass Through Rate
Original Principal Balance
Beginning Principal Balance                 8,967,464.11       4,002,210.28
Loans Transferred In
Loans Transferred Out
Principal Losses
Other Principal Adjustments
Principal Distributed
Principal Allocation Factor
Scheduled Interest
Scheduled Interest Allocation Factor
Interest Adjustment
Interest Adjustment Allocation Factor
Net Interest Distributed
Distributed Allocation Factor
    Other Distribution
    Other Distribution Allocation Factor
    Ending Total Distribution
    Ending Principal Balance               $8,331,582.38      $3,794,104.41
    Principal Balance Trading Factor

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES: 1998-6 GRP II (1453)                WEIGHTED AVERAGE PC RATE: 7.36617796
--------------------------------------------------------------------------------

ISSUE DATE:   7/28/1998
CERTIFICATE BALANCE AT ISSUE:                       $204,450,378.09

                                                                                          CERTIFICATE
                                                                  TOTAL                   ACCOUNT                 CERTIFICATE
                                                                  NUMBER OF               ACTIVITY                BALANCE
                                                                  MORTGAGES               (@ PC RATE)             OUTSTANDING
                                                               ---------------         -----------------        ----------------
BALANCES FROM LAST FISCAL MONTH-END:                                1189                                        $185,132,728.47
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                          $133,534.69
 Unscheduled Principal Collection/Reversals                                                $18,374.17
 Liquidations-in-full                                                26                 $4,782,945.49
 Principal Balance Sales Adjustments                                                            $0.00
 Net Principal Distributed                                                              $4,934,854.35            ($4,934,854.35)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                      $0.00

BALANCE CURRENT FISCAL MONTH-END:                                   1163                                        $180,197,874.12

SCHEDULED INTEREST AT MORTGAGE RATE:                                                    $1,243,290.74

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                    $33.01
 Interest Sales Adjustments                                                                     $0.00
 Interest Accrual Adjustment                                                                    $0.00
 Interest Uncollected on Liquidation                                                            $0.00
 Interest Uncollected on Non-Earning Assets                                                     $0.00
 Net Unscheduled Interest Distributed                                                          $33.01

OTHER:
 Loan Conversion Fees                                                                           $0.00
 Expense Reimbursements                                                                         $0.00
 Gain on Liquidations                                                                           $0.00
 Hazard Insurance Premium Refunds                                                               $0.00
 Net Other Distributions                                                                        $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                         $106,791.74

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                  $3.76
 Servicing Fees Sales Adjustments                                                               $0.00
 Servicing Fees Accrual Adjustments                                                             $0.00
 Servicing Fees Uncollected on Liquidation                                                      $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                  $0.00
 Net Unscheduled Service Fees Distributed                                                       $3.76

MISCELLANEOUS EXPENSES:                                                                         $0.00

NET FUNDS DISTRIBUTED:                                                                  $6,071,382.60

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES: 1998-6 GRP II (1453)                    WEIGHTED AVERAGE PC RATE: 7.3662

---------------------------------------------------------------------
          AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------------------------------

           LOAN COUNT OF                 AGGREGATE LOSS
          INCURRED LOSSES                    AMOUNT
          ---------------                    ------
                 0                            $0.00
---------------------------------------------------------------------

---------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                          SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
-------------------------------------------------------------------------------------------------------------------------------

 PRINCIPAL                    SCHEDULED                   INTEREST                NET INTEREST                      TOTAL
DISTRIBUTION                 INTEREST DUE                ADJUSTMENT               DISTRUBUTION       OTHER       DISTRIBUTION
------------                 ------------                ----------               ------------       -----       ------------
$4,934,854.35               $1,136,499.00                  $29.25                 $1,136,528.25      $0.00      $6,071,382.60
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                                 ORIGINAL           CLAIMS IN         CLAIMS                         COVERAGE
INSURANCE TYPE                    BALANCE            PROGRESS          PAID         ADJUSTMENTS     REMAINING
MPI                                    $0.00          $0.00           $0.00            $0.00              $0.00

SPECIAL HAZARD                 $3,658,630.00          $0.00           $0.00            $0.00      $3,658,630.00

BANKRUPTCY BOND
SINGLE-UNITS                     $133,374.00          $0.00           $0.00            $0.00        $133,374.00
MULTI-UNITS                            $0.00          $0.00           $0.00            $0.00              $0.00

MORTGAGE REPURCHASE            $7,317,260.00          $0.00           $0.00            $0.00      $7,317,260.00

DELINQUENT INSTALLMENTS

   ONE                            TWO                             THREE

  COUNT      PRIN BALANCE        COUNT     PRIN BALANCE           COUNT     PRIN BALANCE
   28        $6,431,340.41         4       $1,032,645.44            1       $355,924.81

               IN FORECLOSURE                                   ACQUIRED

                   COUNT       PRIN BALANCE                     COUNT        PRIN BALANCE
                     3         $448,274.00                        0            $0.00

The Special Hazard coverage, Bankruptcy coverage and Fraud coverage (collectively, "Credit Enhancements") provided by the C-B Certificates provide coverages to the Group II, Group III, and Group IV Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in other Loan Group or Loan Groups have not sustained any losses.

The Class Principal Balances of the Class C-B Certificates immediately after the principal and interest distribution on are as follows:

               CLASS                   CLASS PRINCIPAL BALANCE
               C-B-1                        $11,988,228.84
               C-B-2                         $5,267,555.16
               C-B-3                         $2,724,596.74
               C-B-4                         $1,998,037.48
               C-B-5                         $1,089,838.90
               C-B-6                         $1,453,121.50

               Total                        $24,521,378.63

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $3,658,630.00, $133,374.00, $7,317,260.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998-6 GRP II  (1453)

Interest Rate            Interest Rate    Net Rate    Pass Through Rate   Remaining Term   Principal Balance     Number Of Loans
--------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999             7.2696         7.0035           6.9792            350.365         $8,171,697.56             53
7.5000 - 7.9999             7.7558         7.3365           7.3144            350.653        $73,853,457.45            446
8.0000 - 8.4999             8.1740         7.3288           7.3089            350.510        $68,828,864.80            433
8.5000 - 8.9999             8.6357         7.6730           7.6571            350.733        $25,821,232.87            200
9.0000 - 9.4999             9.0848         8.1728           8.1548            349.439         $1,497,770.22             12
9.5000 - 9.9999             9.7123         8.4003           8.3853            350.515           $658,324.79              7
10.0000-10.4999            10.1866         8.4466           8.4316            350.969         $1,018,124.66              9
10.5000-10.9999            10.6478         8.7742           8.7592            349.690           $348,401.77              3
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                 8.0571         7.3866           7.3662            350.586       $180,197,874.12           1163

PROCESSING MONTH:  02/1999

SERIES:  1998-6 GRP II  (1453)

CERTIFICATE BALANCE AT ISSUE Group II:                                          $204,450,378.09
CERTIFICATE BALANCE AT ISSUE Group III:                                          $90,616,734.34
CERTIFICATE BALANCE AT ISSUE Group IV:                                           $70,870,762.66
----------------------------------------------------------------------------------------------------
Total                                                                           $365,937,875.09

                                                            WEIGHTED AVERAGE PC RATE: 7.36617796

                                                      --------------------------------------------------

                                                      --------------------------------------------------
                                                                         Group II

                                                                       CERTIFICATE
                                                      TOTAL            ACCOUNT             CERTIFICATE
                                                      NUMBER OF        ACTIVITY            BALANCE
                                                      MORTGAGES        (@ PC RATE)         OUTSTANDING
                                                      --------------------------------------------------
BALANCES FROM LAST FISCAL MONTH-END:                     1189                            $185,132,728.47
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                       $133,534.69
 Unscheduled Principal Collection/Reversals                             $18,374.17
 Liquidations-in-full                                      26        $4,782,945.49
 Principal Balance Sales Adjustments                                         $0.00
 Net Principal Distributed                                           $4,934,854.35        ($4,934,854.35)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                               $0.00

BALANCE CURRENT FISCAL MONTH-END:                        1163                            $180,197,874.12

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $1,243,290.74

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                 $33.01
 Interest Sales Adjustments                                                  $0.00
 Interest Accrual Adjustment                                                 $0.00
 Interest Uncollected on Liquidation                                         $0.00
 Interest Uncollected on Non-Earning Assets                                  $0.00
 Net Unscheduled Interest Distributed                                       $33.01

OTHER:
 Loan Conversion Fees                                                        $0.00
 Expense Reimbursements                                                      $0.00
 Gain on Liquidations                                                        $0.00
 Hazard Insurance Premium Refunds                                            $0.00
 Net Other Distributions                                                     $0.00

SCHEDULED SERVICING FEE EXPENSES:                                      $106,791.74

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                               $3.76
 Servicing Fees Sales Adjustments                                            $0.00
 Servicing Fees Accrual Adjustments                                          $0.00
 Servicing Fees Uncollected on Liquidation                                   $0.00
 Servicing Fees Uncollected/Non-Earning Assets                               $0.00
 Net Unscheduled Service Fees Distributed                                    $3.76

MISCELLANEOUS EXPENSES:                                                      $0.00

NET FUNDS DISTRIBUTED:                                               $6,071,382.60
                                                      --------------------------------------------------

                                                             WEIGHTED AVERAGE PC RATE: 7.29564319

                                                      -------------------------------------------------

                                                      -------------------------------------------------
                                                                          Group III

                                                                        CERTIFICATE
                                                        TOTAL             ACCOUNT        CERTIFICATE
                                                      NUMBER OF          ACTIVITY          BALANCE
                                                      MORTGAGES         (@ PC RATE)      OUTSTANDING
                                                      -------------------------------------------------
BALANCES FROM LAST FISCAL MONTH-END:                     707                            $82,062,762.34
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                        $123,049.43
 Unscheduled Principal Collection/Reversals                              $17,617.15
 Liquidations-in-full                                     11          $1,331,643.60
 Principal Balance Sales Adjustments                                          $0.00
 Net Principal Distributed                                            $1,472,310.18     ($1,472,310.18)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                             $0.00

BALANCE CURRENT FISCAL MONTH-END:                        696                            $80,590,452.16

SCHEDULED INTEREST AT MORTGAGE RATE:                                    $549,615.28

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                  $55.75
 Interest Sales Adjustments                                                   $0.00
 Interest Accrual Adjustment                                                  $0.00
 Interest Uncollected on Liquidation                                          $0.00
 Interest Uncollected on Non-Earning Assets                                   $0.00
 Net Unscheduled Interest Distributed                                        $55.75

OTHER:
 Loan Conversion Fees                                                         $0.00
 Expense Reimbursements                                                       $0.00
 Gain on Liquidations                                                         $0.00
 Hazard Insurance Premium Refunds                                             $0.00
 Net Other Distributions                                                      $0.00

SCHEDULED SERVICING FEE EXPENSES:                                        $50,760.03

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                $4.90
 Servicing Fees Sales Adjustments                                             $0.00
 Servicing Fees Accrual Adjustments                                           $0.00
 Servicing Fees Uncollected on Liquidation                                    $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                $0.00
 Net Unscheduled Service Fees Distributed                                     $4.90

MISCELLANEOUS EXPENSES:                                                       $0.00

NET FUNDS DISTRIBUTED:                                                $1,971,216.28
                                                      -------------------------------------------------


                                                           WEIGHTED AVERAGE PC RATE: 7.20979458

                                                      ------------------------------------------------

                                                      ------------------------------------------------
                                                                       Group IV

                                                                      CERTIFICATE
                                                        TOTAL           ACCOUNT          CERTIFICATE
                                                      NUMBER OF        ACTIVITY            BALANCE
                                                      MORTGAGES       (@ PC RATE)        OUTSTANDING
                                                      ------------------------------------------------
BALANCES FROM LAST FISCAL MONTH-END:                     170                           $57,257,187.39
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                       $41,113.97
 Unscheduled Principal Collection/Reversals                            $15,785.70
 Liquidations-in-full                                      4        $1,062,983.36
 Principal Balance Sales Adjustments                                        $0.00
 Net Principal Distributed                                          $1,119,883.03      ($1,119,883.03)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                            $0.00

BALANCE CURRENT FISCAL MONTH-END:                        166                           $56,137,304.36

SCHEDULED INTEREST AT MORTGAGE RATE:                                  $380,947.72

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                 $0.00
 Interest Sales Adjustments                                                 $0.00
 Interest Accrual Adjustment                                                $0.00
 Interest Uncollected on Liquidation                                        $0.00
 Interest Uncollected on Non-Earning Assets                                 $0.00
 Net Unscheduled Interest Distributed                                       $0.00

OTHER:
 Loan Conversion Fees                                                       $0.00
 Expense Reimbursements                                                     $0.00
 Gain on Liquidations                                                       $0.00
 Hazard Insurance Premium Refunds                                           $0.00
 Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                      $36,827.64

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                              $0.00
 Servicing Fees Sales Adjustments                                           $0.00
 Servicing Fees Accrual Adjustments                                         $0.00
 Servicing Fees Uncollected on Liquidation                                  $0.00
 Servicing Fees Uncollected/Non-Earning Assets                              $0.00
 Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                     $0.00

NET FUNDS DISTRIBUTED:                                              $1,464,003.11
                                                      ------------------------------------------------

PROCESSING MONTH:  02/1999

SERIES:  1998-6 GRP II  (1453)
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
-----------------------------------------------------------------------

                  LOAN COUNT OF                AGGREGATE LOSS
                 INCURRED LOSSES                   AMOUNT
                 ---------------                   ------
II                      0                          $0.00
III                     0                          $0.00
IV                      0                          $0.00
                        0                          $0.00
-----------------------------------------------------------------------

-----------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                       Group II         7.36617796
                                                                       Group III        7.29564319
                                                                       Group IV         7.20979458
                 SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE            Weighted Average 7.320541479
---------------------------------------------------------------------------------------------------

           PRINCIPAL          SCHEDULED         INTEREST      NET INTEREST               TOTAL
GROUP     DISTRIBUTION       INTEREST DUE      ADJUSTMENT     DISTRUBUTION    OTHER   DISTRIBUTION
-----     ------------       ------------      ----------     ------------    -----   ------------
II        $4,934,854.35      $1,136,499.00       $29.25      $1,136,528.25    $0.00   $6,071,382.60
III       $1,472,310.18        $498,855.25       $50.85        $498,906.10    $0.00   $1,971,216.28
IV        $1,119,883.03        $344,120.08        $0.00        $344,120.08    $0.00   $1,464,003.11
Total     $7,527,047.56      $1,979,474.33       $80.10      $1,979,554.43    $0.00   $9,506,601.99
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

-----------------------------------------------------------------------------------------------------------------------------
INSURANCE RESERVES       COMBINED     Group I      Group II   Group I     Group II      Group I        Group II      COMBINED

                         ORIGINAL    CLAIMS IN    CLAIMS IN    CLAIMS      CLAIMS                                    COVERAGE
INSURANCE TYPE           BALANCE     PROGRESS      PROGRESS     PAID        PAID      ADJUSTMENTS     ADJUSTMENTS   REMAINING
MPI                       $0.00        $0.00         $0.00      $0.00       $0.00        $0.00          $0.00         $0.00

SPECIAL HAZARD            $0.00        $0.00         $0.00      $0.00       $0.00        $0.00          $0.00         $0.00

BANKRUPTCY BOND
SINGLE-UNITS              $0.00        $0.00         $0.00      $0.00       $0.00        $0.00          $0.00         $0.00
MULTI-UNITS               $0.00        $0.00         $0.00      $0.00       $0.00        $0.00          $0.00         $0.00

MORTGAGE REPURCHASE       $0.00        $0.00         $0.00      $0.00       $0.00        $0.00          $0.00         $0.00
-----------------------------------------------------------------------------------------------------------------------------

DELINQUENT INSTALLMENTS

--------------------------------------------------------------------------------------------------------------------------
           ONE (Group II )                                 TWO (Group II )                         THREE (Group II )

   COUNT                   PRIN BALANCE              COUNT              PRIN BALANCE       COUNT              PRIN BALANCE
     16                    $3,562,115.28             0                      $0.00            0                    $0.00

          FORECLOSURE (Group II )                                                 REO (Group II )

        COUNT                 PRIN BALANCE                                    COUNT              PRIN BALANCE
          0                       $0.00                                         0                    $0.00
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
           ONE (Group I )                                 TWO (Group I )                           THREE (Group I )

   COUNT                 PRIN BALANCE                COUNT              PRIN BALANCE      COUNT              PRIN BALANCE
     0                       $0.00                     0                    $0.00           0                   $0.00

             FORECLOSURE (Group I )                                                 ACQUIRED (Group I )

         COUNT                PRIN BALANCE                                   COUNT              PRIN BALANCE
           0                      $0.00                                        0                    $0.00
--------------------------------------------------------------------------------------------------------------------------

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998-6 Group II, III, IV (1453, 1454, 1455)

Interest Rate           Interest Rate     Net Rate   Pass Through Rate   Remaining Term  Principal Balance    Number Of Loans
-----------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999             7.125            6.875         6.835                 178          111820.35               1
7.5000 - 7.9999            7.7772           7.5272        7.4872             177.318         9148436.09              62
8.0000 - 8.4999            8.1975           7.9475        7.9075             177.207        29225621.35             214
8.5000 - 8.9999            8.6469           8.3969        8.3569             176.998        20778481.33             176
9.0000 - 9.4999             9.078            8.828         8.788             176.949         1618756.49              14
9.5000 - 9.9999               9.5             9.25          9.21                 176          129165.92               1
10.0000-10.4999
10.5000-10.9999            10.625           10.375        10.335                 175           66031.14               1
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                8.3142           8.0642        8.0242             177.142        61078312.67             469

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES: 1998-6 Group II, III, IV (1453, 1454, 1455)

                                                WEIGHTED AVERAGE PC RATE: 7.3205

--------------------------------------------------------------------------------

ISSUE DATE: 07/28/1998
CERTIFICATE BALANCE AT ISSUE:       $365,937,875.09

                                                                             CERTIFICATE
                                                         TOTAL               ACCOUNT               CERTIFICATE
                                                         NUMBER OF           ACTIVITY              BALANCE
                                                         MORTGAGES           (@ PC RATE)           OUTSTANDING
                                                      ---------------      ---------------       ---------------
BALANCES FROM LAST FISCAL MONTH-END:                       2066                                  $324,452,678.20
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                           $    297,698.09
 Unscheduled Principal Collection/Reversals                                $     51,777.02
 Liquidations-in-full                                        41            $  7,177,572.45
 Principal Balance Sales Adjustments                                       $          0.00
 Net Principal Distributed                                                 $  7,527,047.56      ($ 7,527,047.56)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                             $          0.00

BALANCE CURRENT FISCAL MONTH-END:                          2025                                  $316,925,630.64

SCHEDULED INTEREST AT MORTGAGE RATE:                                       $  2,173,853.74

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                $         88.76
 Interest Sales Adjustments                                                $          0.00
 Interest Accrual Adjustment                                               $          0.00
 Interest Uncollected on Liquidation                                       $          0.00
 Interest Uncollected on Non-Earning Assets                                $          0.00
 Net Unscheduled Interest Distributed                                      $         88.76

OTHER:
 Loan Conversion Fees                                                      $          0.00
 Expense Reimbursements                                                    $          0.00
 Gain on Liquidations                                                      $          0.00
 Hazard Insurance Premium Refunds                                          $          0.00
 Net Other Distributions                                                   $          0.00

SCHEDULED SERVICING FEE EXPENSES:                                          $    194,379.41

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                             $          8.66
 Servicing Fees Sales Adjustments                                          $          0.00
 Servicing Fees Accrual Adjustments                                        $          0.00
 Servicing Fees Uncollected on Liquidation                                 $          0.00
 Servicing Fees Uncollected/Non-Earning Assets                             $          0.00
 Net Unscheduled Service Fees Distributed                                  $          8.66

MISCELLANEOUS EXPENSES:                                                    $          0.00

NET FUNDS DISTRIBUTED:                                                     $  9,506,601.99

                             PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                           MORTGAGE PASS-THROUGH CERTIFICATES
                              03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES: 1998-6 Group II, III, IV (1453, 1454, 1455)

                                                WEIGHTED AVERAGE PC RATE: 7.3205

--------------------------------------------------------------------------------


---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
 LOAN COUNT OF                 AGGREGATE LOSS
INCURRED LOSSES                    AMOUNT
---------------                    ------
      0                            $0.00
---------------------------------------------

                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
  PRINCIPAL       SCHEDULED      INTEREST   NET INTEREST                TOTAL
DISTRIBUTION     INTEREST DUE   ADJUSTMENT  DISTRUBUTION    OTHER   DISTRIBUTION
------------     ------------   ----------  ------------    -----   ------------
$7,527,047.56   $1,979,474.33     $80.10    $1,979,554.43   $0.00  $9,506,601.99
--------------------------------------------------------------------------------

INSURANCE RESERVES

                              ORIGINAL     CLAIMS IN        CLAIMS                         COVERAGE
INSURANCE TYPE                 BALANCE      PROGRESS          PAID   ADJUSTMENTS          REMAINING
MPI                      $        0.00      $   0.00      $   0.00      $   0.00      $        0.00

SPECIAL HAZARD           $3,658,630.00      $   0.00      $   0.00      $   0.00      $3,658,630.00

BANKRUPTCY BOND
SINGLE-UNITS             $  133,374.00      $   0.00      $   0.00      $   0.00      $  133,374.00
MULTI-UNITS              $        0.00      $   0.00      $   0.00      $   0.00      $        0.00

MORTGAGE REPURCHASE      $7,317,260.00      $   0.00      $   0.00      $   0.00      $7,317,260.00

DELINQUENT INSTALLMENTS

      ONE                                         TWO                                     THREE

COUNT     PRIN BALANCE                     COUNT     PRIN BALANCE                    COUNT     PRIN BALANCE
 16      $3,562,115.28                       0           $0.00                         0          $0.00

                     IN FORECLOSURE                                         ACQUIRED

                         COUNT         PRIN BALANCE                           COUNT     PRIN BALANCE
                           0              $0.00                                 0          $0.00

The Special Hazard coverage, Bankruptcy coverage and Fraud coverage (collectively, "Credit Enhancements") provided by the C-B Certificates provide coverages to the Group II, Group III, and Group IV Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in other Loan Group or Loan Groups have not sustained any losses.


The Class Principal Balances of the Class C-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

                 CLASS                      CLASS PRINCIPAL BALANCE
                 C-B-1                         $11,988,228.84
                 C-B-2                         $ 5,267,555.16
                 C-B-3                         $ 2,724,596.74
                 C-B-4                         $ 1,998,037.48
                 C-B-5                         $ 1,089,838.90
                 C-B-6                         $ 1,453,121.50

                 Total                         $24,521,378.63

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $3,658,630.00, $133,374.00, $7,317,260.00 respectively.

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999
SERIES:  1998-6 Group II, III, IV (1453, 1454, 1455)
Certificate Trust

     Class                                            Portfolio              II-A-1                II-A-2                II-A-3
     Weighted Average Pass Through Rate                    7.3228%               6.750%               6.750%               6.750%
Original Principal Balance                       $ 334,117,673.44     $  23,754,476.00     $  19,369,996.00     $  10,900,000.00
Beginning Principal Balance                      $ 324,377,844.06     $  14,625,086.02     $  19,369,996.00     $  10,900,000.00
     Loans Transferred In                        $           0.00     $           0.00     $           0.00     $           0.00
     Loans Transferred Out                       $           0.00     $           0.00     $           0.00     $           0.00
     Principal Losses                            $           0.00     $           0.00     $           0.00     $           0.00
     Other Principal Adjustments                 $           0.00     $           0.00     $           0.00     $           0.00
     Principal Distributed                       $   7,527,047.56     $   2,322,766.72     $           0.00     $           0.00
     Principal Allocation Factor                       0.02252813           0.09778228           0.00000000           0.00000000
     Scheduled Interest                          $   1,979,474.33     $      82,266.11     $     108,956.23     $      61,312.50
     Scheduled Interest Allocation Factor              0.00592448           0.00346318           0.00562500           0.00562500
     Interest Adjustment                         $          80.10     $           3.33     $           4.41     $           2.48
     Interest Adjustment Allocation Factor             0.00000024           0.00000014           0.00000023           0.00000023
     Net Interest Distributed                    $   1,979,554.43     $      82,269.44     $     108,960.64     $      61,314.98
     Distributed Allocation Factor                     0.00592472           0.00346332           0.00562523           0.00562523
         Other Distribution                      $           0.00     $           0.00     $           0.00     $           0.00
         Other Distribution Allocation Factor          0.00000000           0.00000000           0.00000000           0.00000000
         Ending Total Distribution               $   9,506,601.99     $   2,405,036.16     $     108,960.64     $      61,314.98
         Ending Principal Balance                $ 316,850,796.50     $  12,302,319.30     $  19,369,996.00     $  10,900,000.00
         Principal Balance Trading Factor              0.94832097           0.51789479           1.00000000           1.00000000

                                                                                    Components
                                                                           ------------------------------
                                                      II-A-4               II-A-4-1              II-A-4-2
     Weighted Average Pass Through Rate                     0.000%               0.000%               0.000%
Original Principal Balance                       $   7,059,559.00     $   1,588,889.00     $   5,470,670.00
Beginning Principal Balance                      $   6,342,648.84     $   1,588,889.00     $   4,753,759.84
     Loans Transferred In                        $           0.00     $           0.00     $           0.00
     Loans Transferred Out                       $           0.00     $           0.00     $           0.00
     Principal Losses                            $           0.00     $           0.00     $           0.00
     Other Principal Adjustments                 $           0.00     $           0.00     $           0.00
     Principal Distributed                       $     182,401.57     $           0.00     $     182,401.57
     Principal Allocation Factor                       0.02583753           0.00000000           0.03334172
     Scheduled Interest                          $           0.00     $           0.00     $           0.00
     Scheduled Interest Allocation Factor              0.00000000           0.00000000           0.00000000
     Interest Adjustment                         $           0.00     $           0.00     $           0.00
     Interest Adjustment Allocation Factor             0.00000000           0.00000000           0.00000000
     Net Interest Distributed                    $           0.00     $           0.00     $           0.00
     Distributed Allocation Factor                     0.00000000           0.00000000           0.00000000
         Other Distribution                      $           0.00     $           0.00     $           0.00
         Other Distribution Allocation Factor          0.00000000           0.00000000           0.00000000
         Ending Total Distribution               $     182,401.57     $           0.00     $     182,401.57
         Ending Principal Balance                $   6,160,247.27     $   1,588,889.00     $   4,571,358.27
         Principal Balance Trading Factor              0.87261078           1.00000000           0.83561214

                                               Distribution Date: March 25, 1999

                                                      II-A-5               II-A-6                II-A-7               II-A-8
     Weighted Average Pass Through Rate                    6.750%               6.750%               6.750%               7.000%
Original Principal Balance                      $  41,311,111.00     $  24,200,000.00     $  11,237,408.00     $   8,678,571.00
Beginning Principal Balance                     $  41,311,111.00     $  24,200,000.00     $  11,237,408.00     $   8,678,571.00
     Loans Transferred In                       $           0.00     $           0.00     $           0.00     $           0.00
     Loans Transferred Out                      $           0.00     $           0.00     $           0.00     $           0.00
     Principal Losses                           $           0.00     $           0.00     $           0.00     $           0.00
     Other Principal Adjustments                $           0.00     $           0.00     $           0.00     $           0.00
     Principal Distributed                      $           0.00     $           0.00     $           0.00     $           0.00
     Principal Allocation Factor                      0.00000000           0.00000000           0.00000000           0.00000000
     Scheduled Interest                         $     232,375.00     $     136,125.00     $      63,210.42     $      50,625.00
     Scheduled Interest Allocation Factor             0.00562500           0.00562500           0.00562500           0.00583333
     Interest Adjustment                        $           9.40     $           5.51     $           2.56     $           2.05
     Interest Adjustment Allocation Factor            0.00000023           0.00000023           0.00000023           0.00000024
     Net Interest Distributed                   $     232,384.40     $     136,130.51     $      63,212.98     $      50,627.05
     Distributed Allocation Factor                    0.00562523           0.00562523           0.00562523           0.00583357
         Other Distribution                     $           0.00     $           0.00     $           0.00     $           0.00
         Other Distribution Allocation Factor         0.00000000           0.00000000           0.00000000           0.00000000
         Ending Total Distribution              $     232,384.40     $     136,130.51     $      63,212.98     $      50,627.05
         Ending Principal Balance               $  41,311,111.00     $  24,200,000.00     $  11,237,408.00     $   8,678,571.00
         Principal Balance Trading Factor             1.00000000           1.00000000           1.00000000           1.00000000

                                                       II-A-9               II-A-10          II-A-11              II-A-12
     Weighted Average Pass Through Rate                    6.450%               6.750%             7.000%               6.500%
Original Principal Balance                      $  38,775,528.00     $   1,723,356.00   $   2,500,000.00     $   2,500,000.00
Beginning Principal Balance                     $  29,265,255.54     $           0.00   $   2,500,000.00     $   2,500,000.00
     Loans Transferred In                       $           0.00     $           0.00   $           0.00     $           0.00
     Loans Transferred Out                      $           0.00     $           0.00   $           0.00     $           0.00
     Principal Losses                           $           0.00     $           0.00   $           0.00     $           0.00
     Other Principal Adjustments                $           0.00     $           0.00   $           0.00     $           0.00
     Principal Distributed                      $   2,419,673.65     $           0.00   $           0.00     $           0.00
     Principal Allocation Factor                      0.06240208           0.00000000         0.00000000           0.00000000
     Scheduled Interest                         $     157,300.75     $       7,316.31   $      14,583.33     $      13,541.67
     Scheduled Interest Allocation Factor             0.00405670           0.00424539         0.00583333           0.00541667
     Interest Adjustment                        $           6.37     $           0.30   $           0.59     $           0.55
     Interest Adjustment Allocation Factor            0.00000016           0.00000017         0.00000024           0.00000022
     Net Interest Distributed                   $     157,307.12     $       7,316.61   $      14,583.92     $      13,542.22
     Distributed Allocation Factor                    0.00405687           0.00424556         0.00583357           0.00541689
         Other Distribution                     $           0.00     $           0.00   $           0.00     $           0.00
         Other Distribution Allocation Factor         0.00000000           0.00000000         0.00000000           0.00000000
         Ending Total Distribution              $   2,576,980.77     $       7,316.61   $      14,583.92     $      13,542.22
         Ending Principal Balance               $  26,845,581.89     $           0.00   $   2,500,000.00     $   2,500,000.00
         Principal Balance Trading Factor             0.69233311           0.00000000         1.00000000           1.00000000

                                                     II-A-13
     Weighted Average Pass Through Rate                    0.000%
Original Principal Balance                      $     321,429.00
Beginning Principal Balance                     $     321,429.00
     Loans Transferred In                       $           0.00
     Loans Transferred Out                      $           0.00
     Principal Losses                           $           0.00
     Other Principal Adjustments                $           0.00
     Principal Distributed                      $           0.00
     Principal Allocation Factor                      0.00000000
     Scheduled Interest                         $           0.00
     Scheduled Interest Allocation Factor             0.00000000
     Interest Adjustment                        $           0.00
     Interest Adjustment Allocation Factor            0.00000000
     Net Interest Distributed                   $           0.00
     Distributed Allocation Factor                    0.00000000
         Other Distribution                     $           0.00
         Other Distribution Allocation Factor         0.00000000
         Ending Total Distribution              $           0.00
         Ending Principal Balance               $     321,429.00
         Principal Balance Trading Factor             1.00000000

                                                      II-X                 III-A-1              IV-A-1
     Weighted Average Pass Through Rate                    6.500%               7.000%               6.750%
Original Principal Balance                      $  27,428,326.00     $  84,409,047.00     $  66,079,688.00
Beginning Principal Balance                     $           0.00     $  75,921,516.21     $  52,489,288.17
     Loans Transferred In                       $           0.00     $           0.00     $           0.00
     Loans Transferred Out                      $           0.00     $           0.00     $           0.00
     Principal Losses                           $           0.00     $           0.00     $           0.00
     Other Principal Adjustments                $           0.00     $           0.00     $           0.00
     Principal Distributed                      $           0.00     $   1,458,789.03     $   1,116,459.40
     Principal Allocation Factor                      0.00000000           0.01728238           0.01689565
     Scheduled Interest                         $     133,683.16     $     442,875.51     $     295,252.25
     Scheduled Interest Allocation Factor             0.00487391           0.00524678           0.00446812
     Interest Adjustment                        $           5.41     $          17.92     $          11.95
     Interest Adjustment Allocation Factor            0.00000020           0.00000021           0.00000018
     Net Interest Distributed                   $     133,688.57     $     442,893.43     $     295,264.20
     Distributed Allocation Factor                    0.00487411           0.00524699           0.00446830
         Other Distribution                     $           0.00     $           0.00     $           0.00
         Other Distribution Allocation Factor         0.00000000           0.00000000           0.00000000
         Ending Total Distribution              $     133,688.57     $   1,901,682.46     $   1,411,723.60
         Ending Principal Balance               $           0.00     $  74,462,727.18     $  51,372,828.77
         Principal Balance Trading Factor             0.00000000           0.88216524           0.77743752

                                                      III-X                IV-X                 III-P               C-B-1
     Weighted Average Pass Through Rate                    7.000%               6.750%               0.000%         6.67108135%
Original Principal Balance                      $   3,969,810.00     $   4,916,081.00     $      70,472.00    $  12,073,480.00
Beginning Principal Balance                     $           0.00     $           0.00     $      65,147.59    $  11,999,247.08
     Loans Transferred In                       $           0.00     $           0.00     $           0.00    $           0.00
     Loans Transferred Out                      $           0.00     $           0.00     $           0.00    $           0.00
     Principal Losses                           $           0.00     $           0.00     $           0.00    $           0.00
     Other Principal Adjustments                $           0.00     $           0.00     $           0.00    $           0.00
     Principal Distributed                      $           0.00     $           0.00     $       4,419.89    $      11,018.23
     Principal Allocation Factor                      0.00000000           0.00000000           0.06271838          0.00091260
     Scheduled Interest                         $      20,537.57     $      22,048.47     $           0.00    $      66,706.63
     Scheduled Interest Allocation Factor             0.00517344           0.00448497           0.00000000          0.00552505
     Interest Adjustment                        $           0.83     $           0.89     $           0.00    $           2.70
     Interest Adjustment Allocation Factor            0.00000021           0.00000018           0.00000000          0.00000022
     Net Interest Distributed                   $      20,538.40     $      22,049.36     $           0.00    $      66,709.33
     Distributed Allocation Factor                    0.00517365           0.00448515           0.00000000          0.00552528
         Other Distribution                     $           0.00     $           0.00     $           0.00    $           0.00
         Other Distribution Allocation Factor         0.00000000           0.00000000           0.00000000          0.00000000
         Ending Total Distribution              $      20,538.40     $      22,049.36     $       4,419.89    $      77,727.56
         Ending Principal Balance               $           0.00     $           0.00     $      60,727.70    $  11,988,228.84
         Principal Balance Trading Factor             0.00000000           0.00000000           0.86172806          0.99293897

                                                      C-B-2                C-B-3
     Weighted Average Pass Through Rate               6.67108135%          6.67108135%
Original Principal Balance                      $   5,305,014.00     $   2,743,972.00
Beginning Principal Balance                     $   5,272,396.51     $   2,727,100.89
     Loans Transferred In                       $           0.00     $           0.00
     Loans Transferred Out                      $           0.00     $           0.00
     Principal Losses                           $           0.00     $           0.00
     Other Principal Adjustments                $           0.00     $           0.00
     Principal Distributed                      $       4,841.35     $       2,504.14
     Principal Allocation Factor                      0.00091260           0.00091260
     Scheduled Interest                         $      29,310.49     $      15,160.59
     Scheduled Interest Allocation Factor             0.00552505           0.00552505
     Interest Adjustment                        $           1.19     $           0.61
     Interest Adjustment Allocation Factor            0.00000022           0.00000022
     Net Interest Distributed                   $      29,311.68     $      15,161.20
     Distributed Allocation Factor                    0.00552528           0.00552528
         Other Distribution                     $           0.00     $           0.00
         Other Distribution Allocation Factor         0.00000000           0.00000000
         Ending Total Distribution              $      34,153.03     $      17,665.34
         Ending Principal Balance               $   5,267,555.16     $   2,724,596.74
         Principal Balance Trading Factor             0.99293897           0.99293897

                                                    C-B-4            C-B-5            C-B-6
     Weighted Average Pass Through Rate               6.67108135%      6.67108135%      6.67108135%
Original Principal Balance                        $ 2,012,246.00   $ 1,097,589.00   $ 1,463,455.00
Beginning Principal Balance                       $ 1,999,873.85   $ 1,090,840.55   $ 1,454,457.05
     Loans Transferred In                         $         0.00   $         0.00   $         0.00
     Loans Transferred Out                        $         0.00   $         0.00   $         0.00
     Principal Losses                             $         0.00   $         0.00   $         0.00  Class II-X Notional Amt
     Other Principal Adjustments                  $         0.00   $         0.00   $         0.00  -----------------------
     Principal Distributed                        $     1,836.37   $     1,001.66   $     1,335.55      $24,679,968.27
     Principal Allocation Factor                      0.00091260       0.00091260       0.00091260
     Scheduled Interest                           $    11,117.77   $     6,064.24   $     8,085.67  Class II-A-10 Notional Amt
     Scheduled Interest Allocation Factor             0.00552506       0.00552506       0.00552506  --------------------------
     Interest Adjustment                          $         0.45   $         0.25   $         0.33      $1,300,678.02
     Interest Adjustment Allocation Factor            0.00000022       0.00000023       0.00000023
     Net Interest Distributed                     $    11,118.22   $     6,064.49   $     8,086.00  Class III-X Notional Amt
     Distributed Allocation Factor                    0.00552528       0.00552528       0.00552528  ------------------------
         Other Distribution                       $         0.00   $         0.00   $         0.00      $3,520,726.99
         Other Distribution Allocation Factor         0.00000000       0.00000000       0.00000000
         Ending Total Distribution                $    12,954.59   $     7,066.15   $     9,421.55
         Ending Principal Balance                 $ 1,998,037.48   $ 1,089,838.90   $ 1,453,121.50
         Principal Balance Trading Factor             0.99293897       0.99293897       0.99293897


                                                                                             Residual Interest from
                                                                                              Overcollateralization
                                                                    Overcollateralization             Excess To R-1
     Weighted Average Pass Through Rate                                        7.32284661%                    0.000%
Original Principal Balance                                               $           0.00          $           0.00
Beginning Principal Balance                                              $     181,304.89          $           0.00
     Loans Transferred In                                                $           0.00          $           0.00
     Loans Transferred Out                                               $           0.00          $           0.00
     Principal Losses                           Class IV-X Notional Amt  $           0.00          $           0.00
     Other Principal Adjustments                -----------------------  $           0.00          $           0.00
     Principal Distributed                          $3,919,728.65        $           0.00          ($          0.00)
     Principal Allocation Factor                                               0.00000000                0.00000000
     Scheduled Interest                                                  $           0.00          $       1,019.66
     Scheduled Interest Allocation Factor                                      0.00000000                0.00000000
     Interest Adjustment                                                 $           0.00          $           0.04
     Interest Adjustment Allocation Factor                                     0.00000000                0.00000000
     Net Interest Distributed                                            $           0.00          $       1,019.70
     Distributed Allocation Factor                                             0.00000000                0.00000000
         Other Distribution                                              $           0.00          $           0.00
         Other Distribution Allocation Factor                                  0.00000000                0.00000000
         Ending Total Distribution                                       $           0.00          $       1,019.70
         Ending Principal Balance                                        $     181,304.89          $           0.00
         Principal Balance Trading Factor                                           0.000%               0.00000000

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-6 GRP III  (1454)                WEIGHTED AVERAGE PC RATE:  7.2956

--------------------------------------------------------------------------------

ISSUE DATE:   7/28/1998
CERTIFICATE BALANCE AT ISSUE:       $90,616,734.34

                                                                             CERTIFICATE
                                                         TOTAL               ACCOUNT               CERTIFICATE
                                                         NUMBER OF           ACTIVITY              BALANCE
                                                         MORTGAGES           (@ PC RATE)           OUTSTANDING
                                                      ---------------      ---------------       ---------------
BALANCES FROM LAST FISCAL MONTH-END:                        707                                  $ 82,062,762.34
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                           $    123,049.43
 Unscheduled Principal Collection/Reversals                                $     17,617.15
 Liquidations-in-full                                        11            $  1,331,643.60
 Principal Balance Sales Adjustments                                       $          0.00
 Net Principal Distributed                                                 $  1,472,310.18       ($ 1,472,310.18)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                             $          0.00

BALANCE CURRENT FISCAL MONTH-END:                           696                                  $ 80,590,452.16

SCHEDULED INTEREST AT MORTGAGE RATE:                                       $    549,615.28

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                $         55.75
 Interest Sales Adjustments                                                $          0.00
 Interest Accrual Adjustment                                               $          0.00
 Interest Uncollected on Liquidation                                       $          0.00
 Interest Uncollected on Non-Earning Assets                                $          0.00
 Net Unscheduled Interest Distributed                                      $         55.75

OTHER:
 Loan Conversion Fees                                                      $          0.00
 Expense Reimbursements                                                    $          0.00
 Gain on Liquidations                                                      $          0.00
 Hazard Insurance Premium Refunds                                          $          0.00
 Net Other Distributions                                                   $          0.00

SCHEDULED SERVICING FEE EXPENSES:                                          $     50,760.03

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                             $          4.90
 Servicing Fees Sales Adjustments                                          $          0.00
 Servicing Fees Accrual Adjustments                                        $          0.00
 Servicing Fees Uncollected on Liquidation                                 $          0.00
 Servicing Fees Uncollected/Non-Earning Assets                             $          0.00
 Net Unscheduled Service Fees Distributed                                  $          4.90

MISCELLANEOUS EXPENSES:                                                    $          0.00

NET FUNDS DISTRIBUTED:                                                     $  1,971,216.28

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-6 GRP III  (1454)                WEIGHTED AVERAGE PC RATE:  7.2956

--------------------------------------------------------------------------------

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
 LOAN COUNT OF                 AGGREGATE LOSS
INCURRED LOSSES                    AMOUNT
---------------                    ------
      0                            $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
  PRINCIPAL       SCHEDULED      INTEREST   NET INTEREST                TOTAL
DISTRIBUTION     INTEREST DUE   ADJUSTMENT  DISTRUBUTION    OTHER   DISTRIBUTION
------------     ------------   ----------  ------------    -----   ------------
$1,472,310.18     $498,855.25     $50.85     $498,906.10    $0.00  $1,971,216.28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INSURANCE RESERVES

                              ORIGINAL     CLAIMS IN        CLAIMS                         COVERAGE
INSURANCE TYPE                 BALANCE      PROGRESS          PAID   ADJUSTMENTS          REMAINING
MPI                      $        0.00      $   0.00      $   0.00      $   0.00      $        0.00

SPECIAL HAZARD           $3,658,630.00      $   0.00      $   0.00      $   0.00      $3,658,630.00

BANKRUPTCY BOND
SINGLE-UNITS             $  133,374.00      $   0.00      $   0.00      $   0.00      $  133,374.00
MULTI-UNITS              $        0.00      $   0.00      $   0.00      $   0.00      $        0.00

MORTGAGE REPURCHASE      $7,317,260.00      $   0.00      $   0.00      $   0.00      $7,317,260.00

DELINQUENT INSTALLMENTS

      ONE                                         TWO                                     THREE

COUNT     PRIN BALANCE                     COUNT     PRIN BALANCE                    COUNT     PRIN BALANCE
 16      $2,088,383.49                       2        $234,574.63                      0          $0.00

                     IN FORECLOSURE                                         ACQUIRED

                         COUNT         PRIN BALANCE                           COUNT     PRIN BALANCE
                           0              $0.00                                 0          $0.00

The Special Hazard coverage, Bankruptcy coverage and Fraud coverage (collectively, "Credit Enhancements") provided by the C-B Certificates provide coverages to the Group II, Group III, and Group IV Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in other Loan Group or Loan Groups have not sustained any losses.

The Class Principal Balances of the Class C-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

                CLASS                     CLASS PRINCIPAL BALANCE
                C-B-1                         $11,988,228.79
                C-B-2                         $ 5,267,555.14
                C-B-3                         $ 2,724,596.73
                C-B-4                         $ 1,998,037.47
                C-B-5                         $ 1,089,838.89
                C-B-6                         $ 1,453,121.50

                Total                         $24,521,378.52

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $3,658,630.00, $133,374.00, $7,317,260.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998-6 GRP III  (1454)

Interest Rate       Interest Rate      Net Rate     Pass Through Rate     Remaining Term       Principal Balance     Number Of Loans
------------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999            6.6735        6.3985               6.3835             171.000        $     266,856.94                   4
7.5000 - 7.9999            7.2801        6.9717               6.9553             170.954        $   4,706,238.56                  41
8.0000 - 8.4999            7.7346        7.2565               7.2386             170.819        $  31,401,611.57                 260
8.5000 - 8.9999            8.1671        7.2299               7.2131             170.951        $  30,124,505.67                 261
9.0000 - 9.4999            8.6080        7.6888               7.6711             170.705        $  12,654,602.43                 116
9.5000 - 9.9999            9.0122        8.0717               8.0511             169.063        $     425,463.57                   5
10.0000 - 10.4999          9.6964        8.0475               8.0325             171.540        $     405,570.94                   3
10.5000 - 10.9999         10.2870        8.5320               8.5170             170.704        $     479,720.49                   3
11.0000 - 11.4999         10.5000        8.6450               8.6300             171.000        $     125,881.99                   1
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 -19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                8.0395        7.3130               7.2956             170.853        $  80,590,452.16                 694

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-6 GRP IV  (1455)                 WEIGHTED AVERAGE PC RATE:  7.2098

--------------------------------------------------------------------------------

ISSUE DATE:   7/28/1998
CERTIFICATE BALANCE AT ISSUE:       $70,870,762.66

                                                                             CERTIFICATE
                                                         TOTAL               ACCOUNT               CERTIFICATE
                                                         NUMBER OF           ACTIVITY              BALANCE
                                                         MORTGAGES           (@ PC RATE)           OUTSTANDING
                                                      ---------------      ---------------       ---------------
BALANCES FROM LAST FISCAL MONTH-END:                       170                                   $ 57,257,187.39
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                           $     41,113.97
 Unscheduled Principal Collection/Reversals                                $     15,785.70
 Liquidations-in-full                                        4             $  1,062,983.36
 Principal Balance Sales Adjustments                                       $          0.00
 Net Principal Distributed                                                 $  1,119,883.03       ($ 1,119,883.03)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                             $          0.00

BALANCE CURRENT FISCAL MONTH-END:                          166                                   $ 56,137,304.36

SCHEDULED INTEREST AT MORTGAGE RATE:                                       $    380,947.72

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                $          0.00
 Interest Sales Adjustments                                                $          0.00
 Interest Accrual Adjustment                                               $          0.00
 Interest Uncollected on Liquidation                                       $          0.00
 Interest Uncollected on Non-Earning Assets                                $          0.00
 Net Unscheduled Interest Distributed                                      $          0.00

OTHER:
 Loan Conversion Fees                                                      $          0.00
 Expense Reimbursements                                                    $          0.00
 Gain on Liquidations                                                      $          0.00
 Hazard Insurance Premium Refunds                                          $          0.00
 Net Other Distributions                                                   $          0.00

SCHEDULED SERVICING FEE EXPENSES:                                          $     36,827.64

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                             $          0.00
 Servicing Fees Sales Adjustments                                          $          0.00
 Servicing Fees Accrual Adjustments                                        $          0.00
 Servicing Fees Uncollected on Liquidation                                 $          0.00
 Servicing Fees Uncollected/Non-Earning Assets                             $          0.00
 Net Unscheduled Service Fees Distributed                                  $          0.00

MISCELLANEOUS EXPENSES:                                                    $          0.00

NET FUNDS DISTRIBUTED:                                                     $  1,464,003.11

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-6 GRP IV  (1455)                 WEIGHTED AVERAGE PC RATE:  7.2098

--------------------------------------------------------------------------------

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
 LOAN COUNT OF                 AGGREGATE LOSS
INCURRED LOSSES                    AMOUNT
---------------                    ------
      0                            $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
  PRINCIPAL       SCHEDULED      INTEREST   NET INTEREST                TOTAL
DISTRIBUTION     INTEREST DUE   ADJUSTMENT  DISTRUBUTION    OTHER   DISTRIBUTION
------------     ------------   ----------  ------------    -----   ------------
$1,119,883.03     $344,120.08     $0.00      $344,120.08    $0.00  $1,464,003.11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INSURANCE RESERVES
                              ORIGINAL     CLAIMS IN        CLAIMS                         COVERAGE
INSURANCE TYPE                 BALANCE      PROGRESS          PAID   ADJUSTMENTS          REMAINING
MPI                      $        0.00      $   0.00      $   0.00      $   0.00      $        0.00

SPECIAL HAZARD           $3,658,630.00      $   0.00      $   0.00      $   0.00      $3,658,630.00

BANKRUPTCY BOND
SINGLE-UNITS             $  133,374.00      $   0.00      $   0.00      $   0.00      $  133,374.00
MULTI-UNITS              $        0.00      $   0.00      $   0.00      $   0.00      $        0.00

MORTGAGE REPURCHASE      $7,317,260.00      $   0.00      $   0.00      $   0.00      $7,317,260.00

DELINQUENT INSTALLMENTS

      ONE                                         TWO                                     THREE

COUNT     PRIN BALANCE                     COUNT     PRIN BALANCE                    COUNT     PRIN BALANCE
  4      $1,531,428.13                       0          $0.00                          0          $0.00

                     IN FORECLOSURE                                         ACQUIRED

                         COUNT         PRIN BALANCE                           COUNT     PRIN BALANCE
                           0              $0.00                                 0          $0.00

The Special Hazard coverage, Bankruptcy coverage and Fraud coverage (collectively, "Credit Enhancements") provided by the C-B Certificates provide coverages to the Group II, Group III, and Group IV Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in other Loan Group or Loan Groups have not sustained any losses.

The Class Principal Balances of the Class C-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

                CLASS                     CLASS PRINCIPAL BALANCE
                C-B-1                         $11,988,228.79
                C-B-2                         $ 5,267,555.14
                C-B-3                         $ 2,724,596.73
                C-B-4                         $ 1,998,037.47
                C-B-5                         $ 1,089,838.89
                C-B-6                         $ 1,453,121.50

                Total                         $24,521,378.52

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $3,658,630.00, $133,374.00, $7,317,260.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998-6 GRP IV  (1455)

Interest Rate       Interest Rate      Net Rate     Pass Through Rate     Remaining Term       Principal Balance     Number Of Loans
------------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999
7.5000 - 7.9999
8.0000 - 8.4999            7.7446        7.2032                7.1882            171.481         $ 28,379,381.37                  77
8.5000 - 8.9999            8.1505        7.1755                7.1605            171.487         $ 23,874,837.83                  75
9.0000 - 9.4999            8.6613        7.6863                7.6713            171.394         $  3,883,085.21                  14
9.5000 - 9.9999
10.0000-10.4999
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                7.9806        7.2248                7.2098            171.478         $ 56,137,304.41                 166

                    PNCMS
      MORTGAGE PASS-THROUGH CERTIFICATES
  SERIES 1998-8, CLASS III-P AND CLASS IV-P

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-6 GRP I  (1462)                  WEIGHTED AVERAGE PC RATE:  6.9914

--------------------------------------------------------------------------------

ISSUE DATE:   9/30/1998
CERTIFICATE BALANCE AT ISSUE:     $208,513,719.00

                                                                             CERTIFICATE
                                                         TOTAL               ACCOUNT               CERTIFICATE
                                                         NUMBER OF           ACTIVITY              BALANCE
                                                         MORTGAGES           (@ PC RATE)           OUTSTANDING
                                                      ---------------      ---------------       ---------------
BALANCES FROM LAST FISCAL MONTH-END:                       528                                    $189,966,355.00
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                            $    137,871.58
 Unscheduled Principal Collection/Reversals                                 $     15,084.84
 Liquidations-in-full                                       10              $  4,066,803.43
 Principal Balance Sales Adjustments                                        $          0.00
 Net Principal Distributed                                                  $  4,219,759.85       ($ 4,219,759.85)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                              $          0.00

BALANCE CURRENT FISCAL MONTH-END:                          518                                    $185,746,595.15

SCHEDULED INTEREST AT MORTGAGE RATE:                                        $  1,250,150.03

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                 ($         1.88)
 Interest Sales Adjustments                                                 $          0.00
 Interest Accrual Adjustment                                                $          0.00
 Interest Uncollected on Liquidation                                        $          0.00
 Interest Uncollected on Non-Earning Assets                                 $          0.00
 Net Unscheduled Interest Distributed                                       ($         1.88)

OTHER:
 Loan Conversion Fees                                                       $          0.00
 Expense Reimbursements                                                     $          0.00
 Gain on Liquidations                                                       $          0.00
 Hazard Insurance Premium Refunds                                           $          0.00
 Net Other Distributions                                                    $          0.00

SCHEDULED SERVICING FEE EXPENSES:                                           $    143,683.20

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                              ($         0.05)
 Servicing Fees Sales Adjustments                                           $          0.00
 Servicing Fees Accrual Adjustments                                         $          0.00
 Servicing Fees Uncollected on Liquidation                                  $          0.00
 Servicing Fees Uncollected/Non-Earning Assets                              $          0.00
 Net Unscheduled Service Fees Distributed                                   ($         0.05)

MISCELLANEOUS EXPENSES:                                                     $          0.00

NET FUNDS DISTRIBUTED:                                                      $  5,326,224.85

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-6 GRP I  (1462)                  WEIGHTED AVERAGE PC RATE:  6.9914

--------------------------------------------------------------------------------

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
 LOAN COUNT OF                 AGGREGATE LOSS
INCURRED LOSSES                    AMOUNT
---------------                    ------
      0                            $0.00
---------------------------------------------

---------------------------------------------

                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
  PRINCIPAL       SCHEDULED      INTEREST   NET INTEREST                TOTAL
DISTRIBUTION     INTEREST DUE   ADJUSTMENT  DISTRUBUTION    OTHER   DISTRIBUTION
------------     ------------   ----------  ------------    -----   ------------
$4,219,759.85    $1,106,466.83     ($1.83)  $1,106,465.00   $0.00  $5,326,224.85
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INSURANCE RESERVES

                              ORIGINAL     CLAIMS IN        CLAIMS                         COVERAGE
INSURANCE TYPE                 BALANCE      PROGRESS          PAID   ADJUSTMENTS          REMAINING
MPI                     $50,870,485.81      $   0.00      $   0.00      $   0.00      $50,870,485.81

SPECIAL HAZARD          $ 7,107,399.00      $   0.00      $   0.00      $   0.00      $ 7,107,399.00

BANKRUPTCY & EXTRAORDINARY HAZARD EXP RESERVE
SINGLE-UNITS            $   241,787.00      $   0.00      $   0.00      $   0.00      $   241,787.00
MULTI-UNITS             $         0.00      $   0.00      $   0.00      $   0.00      $         0.00

MORTGAGE REPURCHASE     $         0.00      $   0.00      $   0.00      $   0.00      $         0.00

DELINQUENT INSTALLMENTS

      ONE                                         TWO                                     THREE

COUNT     PRIN BALANCE                     COUNT     PRIN BALANCE                    COUNT     PRIN BALANCE
  22     $7,454,874.64                       4      $1,359,881.36                      0          $0.00

                     IN FORECLOSURE                                         ACQUIRED

                         COUNT         PRIN BALANCE                           COUNT     PRIN BALANCE
                           4          $1,692,832.43                             0          $0.00

The Mortgage Pool Insurance Policy, the Special Hazard Insurance Policy and the Bankruptcy and Extraordinary Hazard Insurance Expense Reserve Fund (collectively, the "Credit Enhancements") described above cover losses on Mortgage Loans in all of the Loan Groups, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any particular Loan Group or Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses. The Class I-AM Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage, to certain classes of the 1998-8 group I Certificates (the "Certificates").

The Class Principal Balance of Class I-AM Certificates after the Distribution Date immediately preceding the date of this report are as follows:

                Class                       Class Principal Balance
                 I-AM                         $14,014,923.21

Capitalized terms used but not defined herein will have the meanings ascribed to them in the Prospectus Supplement. The "Prospectus Supplement" is that certain Prospectus Supplement, dated September 26, 1998, to that certain Prospectus, dated June 24, 1998, delivered in connection with the offering of the PNC Mortgage Securities Corp. Series 1998-8 Mortgage Pass-Through Certificates. The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $7,107,399.00, $241,787.00, $.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998-8 GRP I (1462)

Interest Rate       Interest Rate      Net Rate     Pass Through Rate     Remaining Term       Principal Balance     Number Of Loans
------------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999            6.7816        6.5066                6.3694            351.973         $  1,809,542.38                   5
7.0000 - 7.4999            7.1131        6.8381                6.7009            353.211         $ 18,660,406.83                  48
7.5000 - 7.9999            7.7192        7.0050                6.8678            352.813         $ 93,117,459.47                 257
8.0000 - 8.4999            8.1415        7.1665                7.0293            352.871         $ 49,072,990.95                 142
8.5000 - 8.9999            8.6288        7.6538                7.5166            353.047         $ 15,993,810.58                  44
9.0000 - 9.4999            9.1952        8.2202                8.0830            351.588         $  6,574,648.19                  20
9.5000 - 9.9999            9.8750        8.0200                7.8828            351.000         $    257,756.08                   1
10.0000-10.4999           10.2500        8.6550                8.5178            351.000         $    259,980.67                   1
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000-  16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                7.8978        7.1286                6.9914            352.832         $185,746,595.15                 518

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  January 1999
SERIES:  1998-8 Groups I - IV  (1462-1465)
Certificate Trust

                                           Distribution Date:  February 25, 1999

Class                                              Portfolio              I-A-1                 I-A-2                I-A-3
Weighted Average Pass Through Rate                7.08359546%               6.750%               6.750%               6.750%
Original Principal Balance                  $ 701,661,871.00     $ 104,000,000.00     $   4,000,000.00     $  19,412,641.00
Beginning Principal Balance                 $ 653,623,540.83     $  92,513,409.13     $   4,000,000.00     $  19,412,641.00
Loans Transferred In                        $           0.00     $           0.00     $           0.00     $           0.00
Loans Transferred Out                       $           0.00     $           0.00     $           0.00     $           0.00
Principal Losses                            $           0.00     $           0.00     $           0.00     $           0.00
Other Principal Adjustments                 $           0.00     $           0.00     $           0.00     $           0.00
Principal Distributed                       $  10,269,055.86     $   2,615,206.15     $           0.00     $           0.00
Principal Allocation Factor                       0.01463533           0.02514621           0.00000000           0.00000000
Scheduled Interest                          $   3,858,337.29     $     520,387.93     $      22,500.00     $     109,196.11
Scheduled Interest Allocation Factor              0.00549886           0.00500373           0.00562500           0.00562500
Interest Adjustment                         $          27.31     $           3.68     $           0.16     $           0.77
Interest Adjustment Allocation Factor             0.00000004           0.00000004           0.00000004           0.00000004
Net Interest Distributed                    $   3,858,364.60     $     520,391.61     $      22,500.16     $     109,196.88
Distributed Allocation Factor                     0.00549889           0.00500377           0.00562504           0.00562504
    Other Distribution                      $           0.00     $           0.00     $           0.00     $           0.00
    Other Distribution Allocation Factor          0.00000000           0.00000000           0.00000000           0.00000000
    Ending Total Distribution               $  14,127,420.46     $   3,135,597.76     $      22,500.16     $     109,196.88
    Ending Principal Balance                $ 643,354,484.97     $  89,898,202.98     $   4,000,000.00     $  19,412,641.00
    Principal Balance Trading Factor              0.91690102           0.86440580           1.00000000           1.00000000
                                                                      693 48L T25          693 48L T33          693 48L T41

                                                                                    Structured Notional
                                                I-A-4                I-A-5                I-A-6
Weighted Average Pass Through Rate                     6.750%               6.750%               6.750%
Original Principal Balance                  $   3,320,000.00     $  27,248,877.00     $   2,677,391.63
Beginning Principal Balance                 $   3,320,000.00     $  27,248,877.00     $   2,158,746.98
Loans Transferred In                        $           0.00     $           0.00     $           0.00
Loans Transferred Out                       $           0.00     $           0.00     $           0.00
Principal Losses                            $           0.00     $           0.00     $           0.00
Other Principal Adjustments                 $           0.00     $           0.00     $           0.00
Principal Distributed                       $           0.00     $           0.00     $           0.00
Principal Allocation Factor                       0.00000000           0.00000000           0.00000000
Scheduled Interest                          $      18,675.00     $     153,274.93     $      12,142.95
Scheduled Interest Allocation Factor              0.00562500           0.00562500           0.00453537
Interest Adjustment                         $           0.13     $           1.08     $           0.09
Interest Adjustment Allocation Factor             0.00000004           0.00000004           0.00000003
Net Interest Distributed                    $      18,675.13     $     153,276.01     $      12,143.04
Distributed Allocation Factor                     0.00562504           0.00562504           0.00453540
    Other Distribution                      $           0.00     $           0.00     $           0.00
    Other Distribution Allocation Factor          0.00000000           0.00000000           0.00000000
    Ending Total Distribution               $      18,675.13     $     153,276.01     $      12,143.04
    Ending Principal Balance                $   3,320,000.00     $  27,248,877.00     $   2,158,746.98
    Principal Balance Trading Factor              1.00000000           1.00000000           0.80628734
                                                 693 48L T58          693 48L T66          693 48L T74

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  January 1999
SERIES:  1998-8 Groups I - IV  (1462-1465)
Certificate Trust

                                           Distribution Date:  February 25, 1999

Class                                           I-A-7                II-A-1               II-A-2              III-A-1
Weighted Average Pass Through Rate                     6.250%               7.000%               0.000%               7.000%
Original Principal Balance                  $  36,144,787.00     $ 325,155,283.00     $   5,777,134.00     $  88,578,234.00
Beginning Principal Balance                 $  29,143,084.28     $ 311,184,346.19     $   5,528,908.07     $  81,931,071.51
Loans Transferred In                        $           0.00     $           0.00     $           0.00     $           0.00
Loans Transferred Out                       $           0.00     $           0.00     $           0.00     $           0.00
Principal Losses                            $           0.00     $           0.00     $           0.00     $           0.00
Other Principal Adjustments                 $           0.00     $           0.00     $           0.00     $           0.00
Principal Distributed                       $   1,594,110.58     $   2,281,577.39     $      40,537.49     $   1,029,157.89
Principal Allocation Factor                       0.04410347           0.00701689           0.00701689           0.01161863
Scheduled Interest                          $     151,786.90     $   1,815,242.02     $           0.00     $     477,931.25
Scheduled Interest Allocation Factor              0.00419941           0.00558269           0.00000000           0.00539558
Interest Adjustment                         $           1.07     $          12.85     $           0.00     $           3.38
Interest Adjustment Allocation Factor             0.00000003           0.00000004           0.00000000           0.00000004
Net Interest Distributed                    $     151,787.97     $   1,815,254.87     $           0.00     $     477,934.63
Distributed Allocation Factor                     0.00419944           0.00558273           0.00000000           0.00539562
    Other Distribution                      $           0.00     $           0.00     $           0.00     $           0.00
    Other Distribution Allocation Factor          0.00000000           0.00000000           0.00000000           0.00000000
    Ending Total Distribution               $   1,745,898.55     $   4,096,832.26     $      40,537.49     $   1,507,092.52
    Ending Principal Balance                $  27,548,973.70     $ 308,902,768.80     $   5,488,370.58     $  80,901,913.62
    Principal Balance Trading Factor              0.76218387           0.95001615           0.95001615           0.91333853
                                                 693 48L T82          693 48L T90          693 RIL U23          693 48L U31

Class                                          III-A-2               IV-A-1                I-X                 II-X-1
Weighted Average Pass Through Rate                     0.000%               6.680%               6.750%               7.000%
Original Principal Balance                  $   1,573,797.00     $  65,671,684.00     $           0.00     $           0.00
Beginning Principal Balance                 $   1,455,694.79     $  57,208,768.14     $           0.00     $           0.00
Loans Transferred In                        $           0.00     $           0.00     $           0.00     $           0.00
Loans Transferred Out                       $           0.00     $           0.00     $           0.00     $           0.00
Principal Losses                            $           0.00     $           0.00     $           0.00     $           0.00
Other Principal Adjustments                 $           0.00     $           0.00     $           0.00     $           0.00
Principal Distributed                       $      18,285.37     $   2,668,634.83     $           0.00     $           0.00
Principal Allocation Factor                       0.01161863           0.04063600           0.00000000           0.00000000
Scheduled Interest                          $           0.00     $     318,462.14     $      39,611.65     $      54,772.48
Scheduled Interest Allocation Factor              0.00000000           0.00484931           0.00000000           0.00000000
Interest Adjustment                         $           0.00     $           2.25     $           0.28     $           0.39
Interest Adjustment Allocation Factor             0.00000000           0.00000003           0.00000000           0.00000000
Net Interest Distributed                    $           0.00     $     318,464.39     $      39,611.93     $      54,772.87
Distributed Allocation Factor                     0.00000000           0.00484934           0.00000000           0.00000000
    Other Distribution                      $           0.00     $           0.00     $           0.00     $           0.00
    Other Distribution Allocation Factor          0.00000000           0.00000000           0.00000000           0.00000000
    Ending Total Distribution               $      18,285.37     $   2,987,099.22     $      39,611.93     $      54,772.87
    Ending Principal Balance                $   1,437,409.42     $  54,540,133.31     $           0.00     $           0.00
    Principal Balance Trading Factor              0.91333852           0.83049695           0.00000000           0.00000000
                                                 693 48L U49          693 48L U56          693 48L U64          693 48L U72

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  January 1999
SERIES:  1998-8 Groups I - IV  (1462-1465)
Certificate Trust

Class                                          II-X-2                III-X               IV-X                 I-P
Weighted Average Pass Through Rate                     7.000%               7.000%               6.680%               0.000%
Original Principal Balance                  $           0.00     $           0.00     $           0.00     $     312,637.00
Beginning Principal Balance                 $           0.00     $           0.00     $           0.00     $     303,243.64
Loans Transferred In                        $           0.00     $           0.00     $           0.00     $           0.00
Loans Transferred Out                       $           0.00     $           0.00     $           0.00     $           0.00
Principal Losses                            $           0.00     $           0.00     $           0.00     $           0.00
Other Principal Adjustments                 $           0.00     $           0.00     $           0.00     $           0.00
Principal Distributed                       $           0.00     $           0.00     $           0.00     $         267.29
Principal Allocation Factor                       0.00000000           0.00000000           0.00000000           0.00085495
Scheduled Interest                          $      14,997.43     $      21,294.02     $      18,626.14     $           0.00
Scheduled Interest Allocation Factor              0.00000000           0.00000000           0.00000000           0.00000000
Interest Adjustment                         $           0.11     $           0.15     $           0.13     $           0.00
Interest Adjustment Allocation Factor             0.00000000           0.00000000           0.00000000           0.00000000
Net Interest Distributed                    $      14,997.54     $      21,294.17     $      18,626.27     $           0.00
Distributed Allocation Factor                     0.00000000           0.00000000           0.00000000           0.00000000
    Other Distribution                      $           0.00     $           0.00     $           0.00     $           0.00
    Other Distribution Allocation Factor          0.00000000           0.00000000           0.00000000           0.00000000
    Ending Total Distribution               $      14,997.54     $      21,294.17     $      18,626.27     $         267.29
    Ending Principal Balance                $           0.00     $           0.00     $           0.00     $     302,976.35
    Principal Balance Trading Factor              0.00000000           0.00000000           0.00000000           0.96909947
                                                 693 48L U80          693 48L U98          693 48L V22          693 48L V30

Class                                          II-P                 III-P                 IV-P                  I-AM
Weighted Average Pass Through Rate                     0.000%               0.000%               0.000%               6.750%
Original Principal Balance                  $     506,552.00     $     364,243.00     $       3,775.00     $  14,074,677.00
Beginning Principal Balance                 $     499,744.64     $     357,912.02     $       3,714.21     $  14,025,099.04
Loans Transferred In                        $           0.00     $           0.00     $           0.00     $           0.00
Loans Transferred Out                       $           0.00     $           0.00     $           0.00     $           0.00
Principal Losses                            $           0.00     $           0.00     $           0.00     $           0.00
Other Principal Adjustments                 $           0.00     $           0.00     $           0.00     $           0.00
Principal Distributed                       $       3,391.30     $       1,327.06     $          12.37     $      10,175.83
Principal Allocation Factor                       0.00669487           0.00364334           0.00327682           0.00072299
Scheduled Interest                          $           0.00     $           0.00     $           0.00     $      78,891.18
Scheduled Interest Allocation Factor              0.00000000           0.00000000           0.00000000           0.00560519
Interest Adjustment                         $           0.00     $           0.00     $           0.00     $           0.56
Interest Adjustment Allocation Factor             0.00000000           0.00000000           0.00000000           0.00000004
Net Interest Distributed                    $           0.00     $           0.00     $           0.00     $      78,891.74
Distributed Allocation Factor                     0.00000000           0.00000000           0.00000000           0.00560523
    Other Distribution                      $           0.00     $           0.00     $           0.00     $           0.00
    Other Distribution Allocation Factor          0.00000000           0.00000000           0.00000000           0.00000000
    Ending Total Distribution               $       3,391.30     $       1,327.06     $          12.37     $      89,067.57
    Ending Principal Balance                $     496,353.34     $     356,584.96     $       3,701.84     $  14,014,923.21
    Principal Balance Trading Factor              0.97986651           0.97897546           0.98061987           0.99575452
                                                 693 48L V48          693 48L V55          693 48L V63          693 48L V71

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  January 1999
SERIES:  1998-8 Groups I - IV  (1462-1465)
Certificate Trust

Class                                          IV-AM                 R-1                  R-2
Weighted Average Pass Through Rate                     6.680%               6.750%               6.750%
Original Principal Balance                  $   5,517,450.00     $          50.00     $          50.00
Beginning Principal Balance                 $   5,487,027.17     $           0.00     $           0.00
Loans Transferred In                        $           0.00     $           0.00     $           0.00
Loans Transferred Out                       $           0.00     $           0.00     $           0.00
Principal Losses                            $           0.00     $           0.00     $           0.00
Other Principal Adjustments                 $           0.00     $           0.00     $           0.00
Principal Distributed                       $       6,372.31     $           0.00     $           0.00
Principal Allocation Factor                       0.00115494           0.00000000           0.00000000
Scheduled Interest                          $      30,544.45     $           0.71     $           0.00
Scheduled Interest Allocation Factor              0.00553597           0.01417220           0.00000000
Interest Adjustment                         $           0.22     $           0.00     $           0.00
Interest Adjustment Allocation Factor             0.00000004           0.00000000           0.00000000
Net Interest Distributed                    $      30,544.67     $           0.71     $           0.00
Distributed Allocation Factor                     0.00553601           0.01417220           0.00000000
    Other Distribution                      $           0.00     $           0.00     $           0.00
    Other Distribution Allocation Factor          0.00000000           0.00000000           0.00000000
    Ending Total Distribution               $      36,916.98     $           0.71     $           0.00
    Ending Principal Balance                $   5,480,654.86     $           0.00     $           0.00
    Principal Balance Trading Factor              0.99333113           0.00000000           0.00000000
                                                 693 48L V89          693 48L V97          693 48L W21

Class
Weighted Average Pass Through Rate
Original Principal Balance
Beginning Principal Balance
Loans Transferred In                             I-X Notional Balance          I-A-6 Notional Balance
Loans Transferred Out                            ----------------------------------------------------
Principal Losses                                     $7,042,071.08                 $2,158,746.98
Other Principal Adjustments
Principal Distributed                            II-X-1 Notional Balance       III-X Notional Balance
Principal Allocation Factor                      ----------------------------------------------------
Scheduled Interest                                   $9,389,567.99                 $3,650,403.61
Scheduled Interest Allocation Factor
Interest Adjustment                              II-X-2 Notional Balance       IV-X Notional Balance
Interest Adjustment Allocation Factor            ---------------------------------------------------
Net Interest Distributed                             $2,570,987.36                 $3,346,013.63
Distributed Allocation Factor
    Other Distribution
    Other Distribution Allocation Factor
    Ending Total Distribution
    Ending Principal Balance
    Principal Balance Trading Factor

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998-8 GRP II (1463)                    WEIGHTED AVERAGE PC RATE: 7.1300
--------------------------------------------------------------------------------

ISSUE DATE: 9/30/1998
CERTIFICATE BALANCE AT ISSUE:      $331,438,969.00

                                                                        CERTIFICATE
                                                         TOTAL            ACCOUNT          CERTIFICATE
                                                       NUMBER OF         ACTIVITY            BALANCE
                                                       MORTGAGES        (@ PC RATE)        OUTSTANDING
                                                      -----------      -------------      -------------
BALANCES FROM LAST FISCAL MONTH-END:                     2691                            $317,213,175.74
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                        $226,204.87
 Unscheduled Principal Collection/Reversals                              $57,388.97
 Liquidations-in-full                                      16         $2,041,912.34
 Principal Balance Sales Adjustments                                          $0.00
 Net Principal Distributed                                            $2,325,506.18       ($2,325,506.18)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                               $0.00

BALANCE CURRENT FISCAL MONTH-END:                        2675                            $314,887,669.56

SCHEDULED INTEREST AT MORTGAGE RATE:                                  $2,120,742.42

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                   $0.75
 Interest Sales Adjustments                                                   $0.00
 Interest Accrual Adjustment                                                  $0.00
 Interest Uncollected on Liquidation                                          $0.00
 Interest Uncollected on Non-Earning Assets                                   $0.00
 Net Unscheduled Interest Distributed                                         $0.75

OTHER:
 Loan Conversion Fees                                                         $0.00
 Expense Reimbursements                                                       $0.00
 Gain on Liquidations                                                         $0.00
 Hazard Insurance Premium Refunds                                             $0.00
 Net Other Distributions                                                      $0.00

SCHEDULED SERVICING FEE EXPENSES:                                       $235,729.35

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                $0.21
 Servicing Fees Sales Adjustments                                             $0.00
 Servicing Fees Accrual Adjustments                                           $0.00
 Servicing Fees Uncollected on Liquidation                                    $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                $0.00
 Net Unscheduled Service Fees Distributed                                     $0.21

MISCELLANEOUS EXPENSES:                                                       $0.00

NET FUNDS DISTRIBUTED:                                                $4,210,519.79

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES: 1998-8 GRP II (1463)                    WEIGHTED AVERAGE PC RATE: 7.1300

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
      LOAN COUNT OF      AGGREGATE LOSS
     INCURRED LOSSES         AMOUNT
     ---------------         ------
            0                $0.00
---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------

 PRINCIPAL         SCHEDULED     INTEREST     NET INTEREST             TOTAL
DISTRIBUTION      INTEREST DUE   ADJUSTMENT   DISTRIBUTION  OTHER   DISTRIBUTION
------------      ------------   ----------   ------------  -----   ------------
$2,325,506.18    $1,885,013.07     $0.54     $1,885,013.61  $0.00  $4,210,519.79
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                                                       ORIGINAL          CLAIMS IN       CLAIMS                          COVERAGE
INSURANCE TYPE                                          BALANCE           PROGRESS        PAID       ADJUSTMENTS        REMAINING
MPI                                                  $50,870,485.81         $0.00         $0.00         $0.00         $50,870,485.81

SPECIAL HAZARD                                        $7,107,399.00         $0.00         $0.00         $0.00          $7,107,399.00

BANKRUPTCY & EXTRAORDINARY HAZARD EXP RESERVE
SINGLE-UNITS                                            $241,787.00         $0.00         $0.00         $0.00            $241,787.00
MULTI-UNITS                                                   $0.00         $0.00         $0.00         $0.00                  $0.00

MORTGAGE REPURCHASE                                           $0.00         $0.00         $0.00         $0.00                  $0.00

DELINQUENT INSTALLMENTS

 ONE                                                        TWO                                                THREE

COUNT     PRIN BALANCE                                     COUNT    PRIN BALANCE                               COUNT    PRIN BALANCE
 64      $7,301,882.59                                       9       $947,593.94                                 3      $398,425.90

                         IN FORECLOSURE                                            ACQUIRED

                             COUNT         PRIN BALANCE                              COUNT     PRIN BALANCE
                               7            $993,078.35                                0          $0.00

The Mortgage Pool Insurance Policy, the Special Hazard Insurance Policy and the Bankruptcy and Extraordinary Hazard Insurance Expense Reserve Fund (collectively, the "Credit Enhancements") described above cover losses on Mortgage Loans in all of the Loan Groups, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any particular Loan Group or Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses.

Capitalized terms used but not defined herein will have the meanings ascribed to them in the Prospectus Supplement. The "Prospectus Supplement" is that certain Prospectus Supplement, dated September 26, 1998, to that certain Prospectus, dated June 24, 1998, delivered in connection with the offering of the PNC Mortgage Securities Corp. Series 1998-8 Mortgage Pass-Through Certificates. The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $7,107,399.00, $241,787.00, $.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES: 1998-8 GRP II (1463)

Interest Rate          Interest Rate     Net Rate     Pass Through Rate     Remaining Term     Principal Balance     Number Of Loans
------------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999
7.5000 - 7.9999            6.6724         6.3974            6.2602              350.781           $2,582,761.28              22
8.0000 - 8.4999            7.2718         6.9907            6.8494              352.725          $28,593,521.31             208
8.5000 - 8.9999            7.7162         7.1208            6.9793              352.545         $121,013,986.70             966
9.0000 - 9.4999            8.1795         7.2437            7.1039              352.555          $98,293,053.55             863
9.5000 - 9.9999            8.6179         7.6474            7.5082              352.660          $54,922,981.63             524
10.0000-10.4999            9.1662         8.1912            8.0479              352.283           $5,622,061.93              56
10.5000-10.9999            9.6487         8.5292            8.3843              352.334           $2,780,387.55              27
11.0000 - 11.4999         10.1484         8.7871            8.6446              352.338           $1,040,156.45               8
11.5000 - 11.9999         10.8750         8.9000            8.7628              352.000              $38,582.88               1
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals

                           8.0206         7.2705            7.1300              352.563         $314,887,493.28            2675

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES: 1998-8 GRP III (1464)                   WEIGHTED AVERAGE PC RATE: 7.1506
--------------------------------------------------------------------------------

ISSUE DATE: 9/30/1998
CERTIFICATE BALANCE AT ISSUE:      $90,516,273.00

                                                                        CERTIFICATE
                                                         TOTAL            ACCOUNT          CERTIFICATE
                                                       NUMBER OF         ACTIVITY            BALANCE
                                                       MORTGAGES        (@ PC RATE)        OUTSTANDING
                                                      -----------      -------------      -------------
BALANCES FROM LAST FISCAL MONTH-END:                     748                             $83,744,677.32
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                        $153,303.20
 Unscheduled Principal Collection/Reversals                              $35,241.79
 Liquidations-in-full                                      6            $860,225.33
 Principal Balance Sales Adjustments                                          $0.00
 Net Principal Distributed                                            $1,048,770.32      ($1,048,770.32)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                              $0.00

BALANCE CURRENT FISCAL MONTH-END:                        742                             $82,695,907.00

SCHEDULED INTEREST AT MORTGAGE RATE:                                    $557,884.59

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                  $28.98
 Interest Sales Adjustments                                                   $0.00
 Interest Accrual Adjustment                                                  $0.00
 Interest Uncollected on Liquidation                                          $0.00
 Interest Uncollected on Non-Earning Assets                                   $0.00
 Net Unscheduled Interest Distributed                                        $28.98

OTHER:
 Loan Conversion Fees                                                         $0.00
 Expense Reimbursements                                                       $0.00
 Gain on Liquidations                                                         $0.00
 Hazard Insurance Premium Refunds                                             $0.00
 Net Other Distributions                                                      $0.00

SCHEDULED SERVICING FEE EXPENSES:                                        $58,659.84

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                $1.05
 Servicing Fees Sales Adjustments                                             $0.00
 Servicing Fees Accrual Adjustments                                           $0.00
 Servicing Fees Uncollected on Liquidation                                    $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                $0.00
 Net Unscheduled Service Fees Distributed                                     $1.05

MISCELLANEOUS EXPENSES:                                                       $0.00

NET FUNDS DISTRIBUTED:                                                                    $1,548,023.00

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES: 1998-8 GRP III (1464)                   WEIGHTED AVERAGE PC RATE: 7.1506

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
      LOAN COUNT OF      AGGREGATE LOSS
     INCURRED LOSSES         AMOUNT
     ---------------         ------
            0                $0.00
---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------

 PRINCIPAL         SCHEDULED     INTEREST     NET INTEREST             TOTAL
DISTRIBUTION      INTEREST DUE   ADJUSTMENT   DISTRIBUTION  OTHER   DISTRIBUTION
------------      ------------   ----------   ------------  -----   ------------
$1,048,770.32     $499,224.75     $27.93      $449,252.68   $0.00  $1,548,023.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                                                       ORIGINAL          CLAIMS IN       CLAIMS                          COVERAGE
INSURANCE TYPE                                          BALANCE           PROGRESS        PAID       ADJUSTMENTS        REMAINING
MPI                                                  $50,870,485.81         $0.00         $0.00         $0.00         $50,870,485.81

SPECIAL HAZARD                                        $7,107,399.00         $0.00         $0.00         $0.00          $7,107,399.00

BANKRUPTCY & EXTRAORDINARY HAZARD EXP RESERVE
SINGLE-UNITS                                            $241,787.00         $0.00         $0.00         $0.00            $241,787.00
MULTI-UNITS                                                   $0.00         $0.00         $0.00         $0.00                  $0.00

MORTGAGE REPURCHASE                                           $0.00         $0.00         $0.00         $0.00                  $0.00

DELINQUENT INSTALLMENTS

 ONE                                                        TWO                                                THREE

COUNT     PRIN BALANCE                                     COUNT    PRIN BALANCE                               COUNT    PRIN BALANCE
 16      $1,744,532.67                                       1       $34,051.20                                  1      $89,462.10

                         IN FORECLOSURE                                            ACQUIRED

                             COUNT         PRIN BALANCE                              COUNT     PRIN BALANCE
                               1            $49,727.09                                 0          $0.00

The Mortgage Pool Insurance Policy, the Special Hazard Insurance Policy and the Bankruptcy and Extraordinary Hazard Insurance Expense Reserve Fund (collectively, the "Credit Enhancements") described above cover losses on Mortgage Loans in all of the Loan Groups, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any particular Loan Group or Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses.

Capitalized terms used but not defined herein will have the meanings ascribed to them in the Prospectus Supplement. The "Prospectus Supplement" is that certain Prospectus Supplement, dated September 26, 1998, to that certain Prospectus, dated June 24, 1998, delivered in connection with the offering of the PNC Mortgage Securities Corp. Series 1998-8 Mortgage Pass-Through Certificates. The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $7,107,399.00, $241,787.00, $.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES: 1998-8 GRP III (1464)

Interest Rate          Interest Rate     Net Rate     Pass Through Rate     Remaining Term     Principal Balance     Number Of Loans
------------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999            6.8065         6.4957            6.3499              171.917          $2,434,083.97               20
7.5000 - 7.9999            7.2273         6.9078            6.7607              170.363          $8,753,218.33               79
8.0000 - 8.4999            7.7223         7.2477            7.1028              171.458         $33,845,703.54              302
8.5000 - 8.9999            8.1595         7.2519            7.1112              172.420         $22,055,197.56              203
9.0000 - 9.4999            8.6254         7.6540            7.5162              172.880         $11,560,460.82              103
9.5000 - 9.9999            9.1392         8.1992            8.0505              168.451            $660,278.85                9
10.0000-10.4999            9.7178         8.0163            7.8791              171.610          $1,590,029.66               11
10.5000-10.9999           10.0956         8.2730            8.1358              172.214          $1,561,144.98               12
11.0000 - 11.4999         10.6138         8.6952            8.5580              172.089            $235,790.02                3
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals
                           7.9885         7.2934            7.1506              171.806         $82,695,907.73              742

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998-8 GRP IV (1465)                    WEIGHTED AVERAGE PC RATE: 7.0232
--------------------------------------------------------------------------------

ISSUE DATE: 9/30/1998
CERTIFICATE BALANCE AT ISSUE:      $71,192,910.00

                                                                        CERTIFICATE
                                                         TOTAL            ACCOUNT          CERTIFICATE
                                                       NUMBER OF         ACTIVITY            BALANCE
                                                       MORTGAGES        (@ PC RATE)        OUTSTANDING
                                                      -----------      -------------      -------------
BALANCES FROM LAST FISCAL MONTH-END:                     182                             $62,699,510.73
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                         $72,823.58
 Unscheduled Principal Collection/Reversals                               $8,334.01
 Liquidations-in-full                                      6          $2,593,861.92
 Principal Balance Sales Adjustments                                          $0.00
 Net Principal Distributed                                            $2,675,019.51      ($2,675,019.51)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                              $0.00

BALANCE CURRENT FISCAL MONTH-END:                        176                             $60,024,491.22

SCHEDULED INTEREST AT MORTGAGE RATE:                                    $415,325.17

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                   $0.67
 Interest Sales Adjustments                                                   $0.00
 Interest Accrual Adjustment                                                  $0.00
 Interest Uncollected on Liquidation                                          $0.00
 Interest Uncollected on Non-Earning Assets                                   $0.00
 Net Unscheduled Interest Distributed                                         $0.67

OTHER:
 Loan Conversion Fees                                                         $0.00
 Expense Reimbursements                                                       $0.00
 Gain on Liquidations                                                         $0.00
 Hazard Insurance Premium Refunds                                             $0.00
 Net Other Distributions                                                      $0.00

SCHEDULED SERVICING FEE EXPENSES:                                        $47,692.53

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                $0.00
 Servicing Fees Sales Adjustments                                             $0.00
 Servicing Fees Accrual Adjustments                                           $0.00
 Servicing Fees Uncollected on Liquidation                                    $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                $0.00
 Net Unscheduled Service Fees Distributed                                     $0.00

MISCELLANEOUS EXPENSES:                                                       $0.00

NET FUNDS DISTRIBUTED:                                                $3,042,652.82

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998-8 GRP IV (1465)                    WEIGHTED AVERAGE PC RATE: 7.0232

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
      LOAN COUNT OF      AGGREGATE LOSS
     INCURRED LOSSES         AMOUNT
     ---------------         ------
            0                $0.00
---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------

 PRINCIPAL         SCHEDULED     INTEREST     NET INTEREST             TOTAL
DISTRIBUTION      INTEREST DUE   ADJUSTMENT   DISTRIBUTION  OTHER   DISTRIBUTION
------------      ------------   ----------   ------------  -----   ------------
$2,675,019.51      $367,632.64     $0.67       $367,633.31  $0.00  $3,042,652.82
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                                                       ORIGINAL          CLAIMS IN       CLAIMS                          COVERAGE
INSURANCE TYPE                                          BALANCE           PROGRESS        PAID       ADJUSTMENTS        REMAINING
MPI                                                  $50,870,485.81         $0.00         $0.00         $0.00         $50,870,485.81

SPECIAL HAZARD                                        $7,107,399.00         $0.00         $0.00         $0.00          $7,107,399.00

BANKRUPTCY & EXTRAORDINARY HAZARD EXP RESERVE
SINGLE-UNITS                                            $241,787.00         $0.00         $0.00         $0.00            $241,787.00
MULTI-UNITS                                                   $0.00         $0.00         $0.00         $0.00                  $0.00

MORTGAGE REPURCHASE                                           $0.00         $0.00         $0.00         $0.00                  $0.00

DELINQUENT INSTALLMENTS

 ONE                                                        TWO                                                THREE

COUNT     PRIN BALANCE                                     COUNT    PRIN BALANCE                               COUNT    PRIN BALANCE
  5      $1,961,134.25                                       1       $274,593.60                                 1      $486,643.41

                         IN FORECLOSURE                                            ACQUIRED

                             COUNT         PRIN BALANCE                              COUNT     PRIN BALANCE
                               0              $0.00                                    0          $0.00

The Mortgage Pool Insurance Policy, the Special Hazard Insurance Policy and the Bankruptcy and Extraordinary Hazard Insurance Expense Reserve Fund (collectively, the "Credit Enhancements") described above cover losses on Mortgage Loans in all of the Loan Groups, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any particular Loan Group or Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses. The Class IV-AM Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage, to certain classes of the 1998-8 group IV Certificates (the "Certificates"). The Class Principal Balance of Class IV-AM Certificates after the Distribution Date immediately preceding the date of this report are as follows:

            Class            Class Principal Balance
            IV-AM                $5,480,654.86

Capitalized terms used but not defined herein will have the meanings ascribed to them in the Prospectus Supplement. The "Prospectus Supplement" is that certain Prospectus Supplement, dated September 26, 1998, to that certain Prospectus, dated June 24, 1998, delivered in connection with the offering of the PNC Mortgage Securities Corp. Series 1998-8 Mortgage Pass-Through Certificates. The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $7,107,399.00, $241,787.00, $.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES: 1998-8 GRP IV (1465)

Interest Rate          Interest Rate     Net Rate     Pass Through Rate     Remaining Term     Principal Balance     Number Of Loans
------------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999
7.5000 - 7.9999
8.0000 - 8.4999            7.2529         6.8112            6.6724              171.930          $3,242,424.10               11
8.5000 - 8.9999            7.7409         7.0980            6.9608              172.703         $34,615,353.04              101
9.0000 - 9.4999            8.1258         7.1508            7.0136              172.682         $16,487,916.72               45
9.5000 - 9.9999            8.6007         7.6257            7.4885              172.577          $3,491,821.52               12
10.0000-10.4999            9.0876         7.9654            7.8282              173.299            $943,427.83                3
10.5000-10.9999            9.5877         7.8927            7.7555              171.701            $892,250.17                3
11.0000 - 11.4999         10.0000         8.3550            8.2178              171.000            $351,297.84                1
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals

                           7.9321         7.1605            7.0232              172.633         $60,024,491.22              176

                    PNCMS
      MORTGAGE PASS-THROUGH CERTIFICATES
          SERIES 1998-9, CLASS II-P

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998-9 GRP I, II, III (1466,1467,1468)  WEIGHTED AVERAGE PC RATE: 6.6375

--------------------------------------------------------------------------------

ISSUE DATE: 9/28/1998
CERTIFICATE BALANCE AT ISSUE:      $191,924,303.76

                                                                        CERTIFICATE
                                                         TOTAL            ACCOUNT          CERTIFICATE
                                                       NUMBER OF         ACTIVITY            BALANCE
                                                       MORTGAGES        (@ PC RATE)        OUTSTANDING
                                                      -----------      -------------      -------------
BALANCES FROM LAST FISCAL MONTH-END:                     542                             $180,074,808.80
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                        $145,281.67
 Unscheduled Principal Collection/Reversals                              $26,027.58
 Liquidations-in-full                                     10          $3,073,351.11
 Principal Balance Sales Adjustments                                          $0.00
 Net Principal Distributed                                            $3,244,660.36       ($3,244,660.36)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                               $0.00

BALANCE CURRENT FISCAL MONTH-END:                        532                             $176,830,148.44

SCHEDULED INTEREST AT MORTGAGE RATE:                                  $1,108,401.32

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                 $276.99
 Interest Sales Adjustments                                                   $0.00
 Interest Accrual Adjustment                                                  $0.00
 Interest Uncollected on Liquidation                                          $0.00
 Interest Uncollected on Non-Earning Assets                                   $0.00
 Net Unscheduled Interest Distributed                                       $276.99

OTHER:
 Loan Conversion Fees                                                         $0.00
 Expense Reimbursements                                                       $0.00
 Gain on Liquidations                                                         $0.00
 Hazard Insurance Premium Refunds                                             $0.00
 Net Other Distributions                                                      $0.00

SCHEDULED SERVICING FEE EXPENSES:                                       $112,207.07

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                               $28.96
 Servicing Fees Sales Adjustments                                             $0.00
 Servicing Fees Accrual Adjustments                                           $0.00
 Servicing Fees Uncollected on Liquidation                                    $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                $0.00
 Net Unscheduled Service Fees Distributed                                    $28.96

MISCELLANEOUS EXPENSES:                                                       $0.00

NET FUNDS DISTRIBUTED:                                                $4,241,102.64

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES: 1998-9 GRP I, II, III (1466,1467,1468)  WEIGHTED AVERAGE PC RATE: 6.6375

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
      LOAN COUNT OF      AGGREGATE LOSS
     INCURRED LOSSES         AMOUNT
     ---------------         ------
            0                $0.00
---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------

 PRINCIPAL         SCHEDULED     INTEREST     NET INTEREST             TOTAL
DISTRIBUTION      INTEREST DUE   ADJUSTMENT   DISTRIBUTION  OTHER   DISTRIBUTION
------------      ------------   ----------   ------------  -----   ------------
$3,244,660.36      $996,194.25    $248.03      $996,442.28  $0.00  $4,241,102.64
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                                                       ORIGINAL          CLAIMS IN       CLAIMS                          COVERAGE
INSURANCE TYPE                                          BALANCE           PROGRESS        PAID       ADJUSTMENTS        REMAINING
MPI                                                  $20,709,281.56         $0.00         $0.00         $0.00         $20,709,281.56

SPECIAL HAZARD                                        $6,226,379.00         $0.00         $0.00         $0.00          $6,226,379.00

BANKRUPTCY & EXTRAORDINARY HAZARD EXP RESERVE
SINGLE-UNITS                                            $151,154.04         $0.00         $0.00         $0.00            $151,154.04
MULTI-UNITS                                                   $0.00         $0.00         $0.00         $0.00                  $0.00

MORTGAGE REPURCHASE                                           $0.00         $0.00         $0.00         $0.00                  $0.00

DELINQUENT INSTALLMENTS

 ONE                                                        TWO                                                THREE

COUNT     PRIN BALANCE                                     COUNT    PRIN BALANCE                               COUNT    PRIN BALANCE
  7      $2,321,652.61                                       0         $0.00                                     0         $0.00

                         IN FORECLOSURE                                            ACQUIRED

                             COUNT         PRIN BALANCE                              COUNT     PRIN BALANCE
                               0              $0.00                                    0          $0.00

The Mortgage Pool Insurance Policy, the Special Hazard Insurance Policy and the Bankruptcy and Extraordinary Hazard Insurance Expense Reserve Fund (collectively, the "Credit Enhancements") described above cover losses on Mortgage Loans in all of the Loan Groups, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any particular Loan Group or Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses. The Class I-AM Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage, to certain classes of the 1998-9 group I Certificates (the "Certificates"). The Class Principal Balances of each Class of the Class I-AM Certificates after the Distribution Date immediately preceding the date of this report are as follows:

      Class            Class Principal Balance
       I-AM                $8,595,750.76

Capitalized terms used but not defined herin will have the meanings ascribed to them in the Prospectus Supplement. The "Prospectus Supplement" is that certain Prospectus Supplement, dated September 28, 1998, to that cetain Prospectus, dated June 24, 1998, delivered in connection with the offering of the PNC Mortgage Securities Corp. Series 1998-8 Mortgae Pass-Through Certificates. The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $6,226,379.00, $151,154.04, $.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES: 1998-9 GRP I, II, III (1466,1467,1468)

Interest Rate          Interest Rate     Net Rate     Pass Through Rate     Remaining Term     Principal Balance     Number Of Loans
------------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999
7.5000 - 7.9999           6.8174          6.5139            6.3564              352.956           $7,652,740.71              22
8.0000 - 8.4999           7.2334          6.7064            6.5492              352.110          $91,614,682.28             281
8.5000 - 8.9999           7.5890          6.9104            6.7558              351.547          $74,225,996.19             218
9.0000 - 9.4999           8.1349          7.1775            7.0274              343.109           $3,078,792.50              10
9.5000 - 9.9999           8.7500          7.8000            7.6425              331.000             $257,936.76               1
10.0000-10.4999
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals

                          7.3826          6.7935            6.6375              351.723         $176,830,148.44             532

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999                Distribution Date: March 25, 1999
SERIES: 1998-9 GRP I, II, III (1466,1467,1468)
Certificate Trust

                                                      ($0.01)
  Class                                        Portfolio                   I-A-1                  I-A-2                 I-A-3
  Weighted Average Pass Through Rate              6.70059662%                  6.750%                  6.750%                 6.750%
Original Principal Balance                  $ 460,206,255.00        $  95,449,243.00        $   5,760,610.00       $  18,111,600.00
Beginning Principal Balance                 $ 426,191,498.23        $  88,099,218.72        $   5,760,610.00       $  18,111,600.00
  Loans Transferred In                      $           0.00        $           0.00        $           0.00       $           0.00
  Loans Transferred Out                     $           0.00        $           0.00        $           0.00       $           0.00
  Principal Losses                          $           0.00        $           0.00        $           0.00       $           0.00
  Other Principal Adjustments               $           0.00        $           0.00        $           0.00       $           0.00
  Principal Distributed                     $   7,275,825.85        $   2,001,069.84        $           0.00       $           0.00
  Principal Allocation Factor                     0.01580992              0.02096475              0.00000000             0.00000000
  Scheduled Interest                        $   2,417,667.13        $     495,558.11        $      32,403.43       $     101,877.75
  Scheduled Interest Allocation Factor            0.00525344              0.00519185              0.00562500             0.00562500
  Interest Adjustment                       $         247.36        $           0.00        $           0.00       $           0.00
  Interest Adjustment Allocation Factor           0.00000054              0.00000000              0.00000000             0.00000000
  Net Interest Distributed                  $   2,417,914.49        $     495,558.11        $      32,403.43       $     101,877.75
  Distributed Allocation Factor                   0.00525398              0.00519185              0.00562500             0.00562500
    Other Distribution                      $           0.00        $           0.00        $           0.00       $           0.00
    Other Distribution Allocation Factor          0.00000000              0.00000000              0.00000000             0.00000000
    Ending Total Distribution               $   9,693,740.34        $   2,496,627.95        $      32,403.43       $     101,877.75
    Ending Principal Balance                $ 418,915,672.38        $  86,098,148.88        $   5,760,610.00       $  18,111,600.00
    Principal Balance Trading Factor              0.91027809              0.90203071              1.00000000             1.00000000
                                                                    693 48L W39             693 48L W47            693 48L W54

  Class                                           I-A-4                   I-A-5                   I-A-6                  I-A-7
  Weighted Average Pass Through Rate                   6.750%                  6.750%                  7.000%                 6.500%
Original Principal Balance                  $  47,500,000.00        $   7,030,678.00        $   2,500,000.00       $   2,500,000.00
Beginning Principal Balance                 $  43,176,732.32        $   7,030,678.00        $   2,500,000.00       $   2,500,000.00
  Loans Transferred In                      $           0.00        $           0.00        $           0.00       $           0.00
  Loans Transferred Out                     $           0.00        $           0.00        $           0.00       $           0.00
  Principal Losses                          $           0.00        $           0.00        $           0.00       $           0.00
  Other Principal Adjustments               $           0.00        $           0.00        $           0.00       $           0.00
  Principal Distributed                     $   1,177,009.19        $           0.00        $           0.00       $           0.00
  Principal Allocation Factor                     0.02477914              0.00000000              0.00000000             0.00000000
  Scheduled Interest                        $     242,869.12        $      39,547.56        $      14,583.33       $      13,541.67
  Scheduled Interest Allocation Factor            0.00511303              0.00562500              0.00583333             0.00541667
  Interest Adjustment                       $           0.00        $           0.00        $           0.00       $           0.00
  Interest Adjustment Allocation Factor           0.00000000              0.00000000              0.00000000             0.00000000
  Net Interest Distributed                  $     242,869.12        $      39,547.56        $      14,583.33       $      13,541.67
  Distributed Allocation Factor                   0.00511303              0.00562500              0.00583333             0.00541667
    Other Distribution                      $           0.00        $           0.00        $           0.00       $           0.00
    Other Distribution Allocation Factor          0.00000000              0.00000000              0.00000000             0.00000000
    Ending Total Distribution               $   1,419,878.31        $      39,547.56        $      14,583.33       $      13,541.67
    Ending Principal Balance                $  41,999,723.13        $   7,030,678.00        $   2,500,000.00       $   2,500,000.00
    Principal Balance Trading Factor              0.88420470              1.00000000              1.00000000             1.00000000
                                            693 48L W62             693 48L W70             693 48L W96            693 48L X20

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999
SERIES: 1998-9 GRP I, II, III (1466,1467,1468)
Certificate Trust

                                                                        Notional                  PO
  Class                                           I-A-8                   I-X                     I-P                    I-AM
  Weighted Average Pass Through Rate                   0.000%                  6.750%                  0.000%             6.5875711%
Original Principal Balance                  $   4,399,686.00        $           0.00        $      35,790.00       $   8,636,596.00
Beginning Principal Balance                 $   4,257,717.66        $           0.00        $      35,564.97       $   8,602,685.39
  Loans Transferred In                      $           0.00        $           0.00        $           0.00       $           0.00
  Loans Transferred Out                     $           0.00        $           0.00        $           0.00       $           0.00
  Principal Losses                          $           0.00        $           0.00        $           0.00       $           0.00
  Other Principal Adjustments               $           0.00        $           0.00        $           0.00       $           0.00
  Principal Distributed                     $      59,598.37        $           0.00        $          48.33       $       6,934.63
  Principal Allocation Factor                     0.01354605              0.00000000              0.00135038             0.00080294
  Scheduled Interest                        $           0.00        $       8,590.10        $           0.00       $      47,225.67
  Scheduled Interest Allocation Factor            0.00000000              0.00000000              0.00000000             0.00546809
  Interest Adjustment                       $           0.00        $           0.00        $           0.00       $           0.00
  Interest Adjustment Allocation Factor           0.00000000              0.00000000              0.00000000             0.00000000
  Net Interest Distributed                  $           0.00        $       8,590.10        $           0.00       $      47,225.67
  Distributed Allocation Factor                   0.00000000              0.00000000              0.00000000             0.00546809
    Other Distribution                      $           0.00        $           0.00        $           0.00       $           0.00
    Other Distribution Allocation Factor          0.00000000              0.00000000              0.00000000             0.00000000
    Ending Total Distribution               $      59,598.37        $       8,590.10        $          48.33       $      54,160.30
    Ending Principal Balance                $   4,198,119.29        $           0.00        $      35,516.64       $   8,595,750.76
    Principal Balance Trading Factor              0.95418612              0.00000000              0.99236211             0.99527068
                                            693 48L X38             693 48L Y37             693 48L Y60            693 48L Y86

                                                                                                 Notional                  PO
  Class                                          II-A-1                  II-A-2                   II-X                    II-P
  Weighted Average Pass Through Rate                   6.500%                  0.000%                  6.500%                 0.000%
Original Principal Balance                  $ 136,753,092.00        $   2,299,720.00        $           0.00       $     774,341.00
Beginning Principal Balance                 $ 123,742,952.72        $   2,080,933.89        $           0.00       $     754,724.15
  Loans Transferred In                      $           0.00        $           0.00        $           0.00       $           0.00
  Loans Transferred Out                     $           0.00        $           0.00        $           0.00       $           0.00
  Principal Losses                          $           0.00        $           0.00        $           0.00       $           0.00
  Other Principal Adjustments               $           0.00        $           0.00        $           0.00       $           0.00
  Principal Distributed                     $   2,564,072.43        $      43,118.94        $           0.00       $       5,703.00
  Principal Allocation Factor                     0.01874965              0.01874965              0.00000000             0.00736497
  Scheduled Interest                        $     670,274.33        $           0.00        $      18,682.68       $           0.00
  Scheduled Interest Allocation Factor            0.00490135              0.00000000              0.00000000             0.00000000
  Interest Adjustment                       $           0.00        $           0.00        $           0.00       $           0.00
  Interest Adjustment Allocation Factor           0.00000000              0.00000000              0.00000000             0.00000000
  Net Interest Distributed                  $     670,274.33        $           0.00        $      18,682.68       $           0.00
  Distributed Allocation Factor                   0.00490135              0.00000000              0.00000000             0.00000000
    Other Distribution                      $           0.00        $           0.00        $           0.00       $           0.00
    Other Distribution Allocation Factor          0.00000000              0.00000000              0.00000000             0.00000000
    Ending Total Distribution               $   3,234,346.76        $      43,118.94        $      18,682.68       $       5,703.00
    Ending Principal Balance                $ 121,178,880.29        $   2,037,814.95        $           0.00       $     749,021.15
    Principal Balance Trading Factor              0.88611437              0.88611437              0.00000000             0.96730142
                                            693 48L X46             693 48L X53             693 48L Y45            693 48L Y78

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999
SERIES: 1998-9 GRP I, II, III (1466,1467,1468)
Certificate Trust

                                                                                                Notional
  Class                                          II-AM                   III-A-1                 III-A-2                III-A-3
  Weighted Average Pass Through Rate                  6.3925%                  6.350%                  6.750%                 6.750%
Original Principal Balance                  $   3,218,528.00        $  59,250,866.00        $           0.00       $  20,218,866.00
Beginning Principal Balance                 $   3,162,759.41        $  50,417,276.55        $           0.00       $  20,218,866.00
  Loans Transferred In                      $           0.00        $           0.00        $           0.00       $           0.00
  Loans Transferred Out                     $           0.00        $           0.00        $           0.00       $           0.00
  Principal Losses                          $           0.00        $           0.00        $           0.00       $           0.00
  Other Principal Adjustments               $           0.00        $           0.00        $           0.00       $           0.00
  Principal Distributed                     $      11,468.97        $   1,401,164.49        $           0.00       $           0.00
  Principal Allocation Factor                     0.00356342              0.02779136              0.00000000             0.00000000
  Scheduled Interest                        $      16,848.28        $     266,791.42        $      16,805.76       $     113,731.12
  Scheduled Interest Allocation Factor            0.00523478              0.00450274              0.00000000             0.00562500
  Interest Adjustment                       $           0.00        $           0.00        $           0.00       $           0.00
  Interest Adjustment Allocation Factor           0.00000000              0.00000000              0.00000000             0.00000000
  Net Interest Distributed                  $      16,848.28        $     266,791.42        $      16,805.76       $     113,731.12
  Distributed Allocation Factor                   0.00523478              0.00450274              0.00000000             0.00562500
    Other Distribution                      $           0.00        $           0.00        $           0.00       $           0.00
    Other Distribution Allocation Factor          0.00000000              0.00000000              0.00000000             0.00000000
    Ending Total Distribution               $      28,317.25        $   1,667,955.91        $      16,805.76       $     113,731.12
    Ending Principal Balance                $   3,151,290.44        $  49,016,112.06        $           0.00       $  20,218,866.00
    Principal Balance Trading Factor              0.97910922              0.82726406              0.00000000             1.00000000
                                            693 48L Y94             693 48L X61             693 48L X79            693 48L X87

                                                                                                 Notional
  Class                                          III-A-4                 III-A-5                  III-X            III-AM
  Weighted Average Pass Through Rate                   6.750%                  6.750%                  6.750%                 6.750%
Original Principal Balance                  $  11,500,000.00        $  25,500,000.00        $           0.00       $   8,766,539.00
Beginning Principal Balance                 $  11,500,000.00        $  25,500,000.00        $           0.00       $   8,739,178.46
  Loans Transferred In                      $           0.00        $           0.00        $           0.00       $           0.00
  Loans Transferred Out                     $           0.00        $           0.00        $           0.00       $           0.00
  Principal Losses                          $           0.00        $           0.00        $           0.00       $           0.00
  Other Principal Adjustments               $           0.00        $           0.00        $           0.00       $           0.00
  Principal Distributed                     $           0.00        $           0.00        $           0.00       $       5,637.66
  Principal Allocation Factor                     0.00000000              0.00000000              0.00000000             0.00064510
  Scheduled Interest                        $      64,687.50        $     143,437.50        $      60,965.78       $      49,157.88
  Scheduled Interest Allocation Factor            0.00562500              0.00562500              0.00000000             0.00560744
  Interest Adjustment                       $           0.00        $           0.00        $           0.00       $           0.00
  Interest Adjustment Allocation Factor           0.00000000              0.00000000              0.00000000             0.00000000
  Net Interest Distributed                  $      64,687.50        $     143,437.50        $      60,965.78       $      49,157.88
  Distributed Allocation Factor                   0.00562500              0.00562500              0.00000000             0.00560744
    Other Distribution                      $           0.00        $           0.00        $           0.00       $           0.00
    Other Distribution Allocation Factor          0.00000000              0.00000000              0.00000000             0.00000000
    Ending Total Distribution               $      64,687.50        $     143,437.50        $      60,965.78       $      54,795.54
    Ending Principal Balance                $  11,500,000.00        $  25,500,000.00        $           0.00       $   8,733,540.80
    Principal Balance Trading Factor              1.00000000              1.00000000              0.00000000             0.99623589
                                           693 48L X95              693 48L Y29             693 48L Y52            693 48L Z28

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999
SERIES: 1998-9 GRP I, II, III (1466,1467,1468)
Certificate Trust

  Class                                           R-1                 R-2
  Weighted Average Pass Through Rate                 6.750%              6.750%
Original Principal Balance                  $        50.00      $        50.00
Beginning Principal Balance                 $         0.00      $         0.00
  Loans Transferred In                      $         0.00      $         0.00
  Loans Transferred Out                     $         0.00      $         0.00     Class I-X Notional Balance
                                                                                  ------------------------------
  Principal Losses                          $         0.00      $         0.00     $               1,527,129.11
  Other Principal Adjustments               $         0.00      $         0.00
  Principal Distributed                     ($        0.00)     $         0.00     Class II-X Notional Balance
                                                                                  ------------------------------
  Principal Allocation Factor                   0.00000000          0.00000000     $               3,449,109.53
  Scheduled Interest                        $        88.14      $         0.00
  Scheduled Interest Allocation Factor          1.76284630          0.00000000     Class III-X Notional Balance
                                                                                  ------------------------------
  Interest Adjustment                       $         0.00      $         0.00     $              10,856,046.39
  Interest Adjustment Allocation Factor         0.00000000          0.00000000
  Net Interest Distributed                  $        88.14      $         0.00
  Distributed Allocation Factor                 1.76284630          0.00000000
    Other Distribution                      $         0.00      $         0.00
    Other Distribution Allocation Factor        0.00000000          0.00000000
    Ending Total Distribution               $        88.14      $         0.00
    Ending Principal Balance                $         0.00      $         0.00
    Principal Balance Trading Factor            0.00000000          0.00000000
                                            693 48L Z36         693 48L Z44

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998-9 (1467)                           WEIGHTED AVERAGE PC RATE: 6.5259

--------------------------------------------------------------------------------

ISSUE DATE: 9/28/1998
CERTIFICATE BALANCE AT ISSUE:      $177,376,357.45

                                                                        CERTIFICATE
                                                         TOTAL            ACCOUNT          CERTIFICATE
                                                       NUMBER OF         ACTIVITY            BALANCE
                                                       MORTGAGES        (@ PC RATE)        OUTSTANDING
                                                      -----------      -------------      -------------
BALANCES FROM LAST FISCAL MONTH-END:                     383                             $129,741,370.99
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                        $470,516.74
 Unscheduled Principal Collection/Reversals                             $376,249.43
 Liquidations-in-full                                      6          $1,777,597.17
 Principal Balance Sales Adjustments                                          $0.00
 Net Principal Distributed                                            $2,624,363.34       ($2,624,363.34)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                               $0.00

BALANCE CURRENT FISCAL MONTH-END:                        377                             $127,117,007.65

SCHEDULED INTEREST AT MORTGAGE RATE:                                    $760,347.65

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                  ($1.87)
 Interest Sales Adjustments                                                   $0.00
 Interest Accrual Adjustment                                                  $0.00
 Interest Uncollected on Liquidation                                          $0.00
 Interest Uncollected on Non-Earning Assets                                   $0.00
 Net Unscheduled Interest Distributed                                        ($1.87)

OTHER:
 Loan Conversion Fees                                                         $0.00
 Expense Reimbursements                                                       $0.00
 Gain on Liquidations                                                         $0.00
 Hazard Insurance Premium Refunds                                             $0.00
 Net Other Distributions                                                      $0.00

SCHEDULED SERVICING FEE EXPENSES:                                        $54,551.19

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                               ($0.22)
 Servicing Fees Sales Adjustments                                             $0.00
 Servicing Fees Accrual Adjustments                                           $0.00
 Servicing Fees Uncollected on Liquidation                                    $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                $0.00
 Net Unscheduled Service Fees Distributed                                    ($0.22)

MISCELLANEOUS EXPENSES:                                                       $0.00

NET FUNDS DISTRIBUTED:                                                $3,330,158.15

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998-9 (1467)                           WEIGHTED AVERAGE PC RATE: 6.5259

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
      LOAN COUNT OF      AGGREGATE LOSS
     INCURRED LOSSES         AMOUNT
     ---------------         ------
            0                $0.00
---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------

 PRINCIPAL         SCHEDULED     INTEREST     NET INTEREST             TOTAL
DISTRIBUTION      INTEREST DUE   ADJUSTMENT   DISTRIBUTION  OTHER   DISTRIBUTION
------------      ------------   ----------   ------------  -----   ------------
$2,624,363.34      $705,796.46    ($1.65)      $705,794.81  $0.00  $3,330,158.15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                                                       ORIGINAL          CLAIMS IN       CLAIMS                          COVERAGE
INSURANCE TYPE                                          BALANCE           PROGRESS        PAID       ADJUSTMENTS        REMAINING
MPI                                                  $20,709,281.56         $0.00         $0.00         $0.00         $20,709,281.56

SPECIAL HAZARD                                        $6,226,379.00         $0.00         $0.00         $0.00          $6,226,379.00

BANKRUPTCY & EXTRAORDINARY HAZARD EXP RESERVE
SINGLE-UNITS                                            $151,154.04         $0.00         $0.00         $0.00            $151,154.04
MULTI-UNITS                                                   $0.00         $0.00         $0.00         $0.00                  $0.00

MORTGAGE REPURCHASE                                           $0.00         $0.00         $0.00         $0.00                  $0.00

DELINQUENT INSTALLMENTS

 ONE                                                        TWO                                                THREE

COUNT     PRIN BALANCE                                     COUNT    PRIN BALANCE                               COUNT    PRIN BALANCE
  3       $872,060.54                                        0         $0.00                                     0         $0.00

                         IN FORECLOSURE                                            ACQUIRED

                             COUNT         PRIN BALANCE                              COUNT     PRIN BALANCE
                               0              $0.00                                    0          $0.00

The Mortgage Pool Insurance Policy, the Special Hazard Insurance Policy and the Bankruptcy and Extraordinary Hazard Insurance Expense Reserve Fund (collectively, the "Credit Enhancements") described above cover losses on Mortgage Loans in all of the Loan Groups, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any particular Loan Group or Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses. The Class II-AM Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage, to certain classes of the 1998-8 group II Certificates (the "Certificates"). The Class Principal Balances of each Class of the Class II-AM Certificates after the Distribution Date immediately preceding the date of this report are as follows:

            Class            Class Principal Balance
            II-AM               $11,500,000.00

Capitalized terms used but not defined herin will have the meanings ascribed to them in the Prospectus Supplement. The "Prospectus Supplement" is that certain Prospectus Supplement, dated September 28, 1998, to that cetain Prospectus, dated June 24, 1998, delivered in connection with the offering of the PNC Mortgage Securities Corp. Series 1998-8 Mortgae Pass-Through Certificates. The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $6,226,379.00, $151,154.04, $.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998-9 (1467)

Interest Rate          Interest Rate     Net Rate     Pass Through Rate     Remaining Term     Principal Balance     Number Of Loans
------------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999           6.3079          6.0579            5.9004              168.745           $2,647,471.57               9
7.0000 - 7.4999           6.7584          6.4991            6.3424              167.987          $46,574,922.17             138
7.5000 - 7.9999           7.1527          6.7699            6.6146              168.199          $67,174,750.76             200
8.0000 - 8.4999           7.5946          7.0385            6.8850              165.317          $10,214,419.92              28
8.5000 - 8.9999           8.0710          7.8210            7.6635              133.533             $505,443.23               2
9.0000 - 9.4999
9.5000 - 9.9999
10.0000-10.4999
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals
                          7.0298          6.6816            6.5259              167.763         $127,117,007.65             377

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998-9 (1468)                           WEIGHTED AVERAGE PC RATE: 7.3799

--------------------------------------------------------------------------------

ISSUE DATE: 09/28/1998
CERTIFICATE BALANCE AT ISSUE:                                    $125,236,271.41

                                                                        CERTIFICATE
                                                         TOTAL            ACCOUNT          CERTIFICATE
                                                       NUMBER OF         ACTIVITY            BALANCE
                                                       MORTGAGES        (@ PC RATE)        OUTSTANDING
                                                      -----------      -------------      -------------
BALANCES FROM LAST FISCAL MONTH-END:                     378                             $116,375,321.42
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                         $75,073.90
 Unscheduled Principal Collection/Reversals                               $7,176.09
 Liquidations-in-full                                      5          $1,324,552.16
 Principal Balance Sales Adjustments                                          $0.00
 Net Principal Distributed                                            $1,406,802.15       ($1,406,802.15)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                               $0.00

BALANCE CURRENT FISCAL MONTH-END:                        373                             $114,968,519.27

SCHEDULED INTEREST AT MORTGAGE RATE:                                    $825,200.64

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                   $1.08
 Interest Sales Adjustments                                                   $0.00
 Interest Accrual Adjustment                                                  $0.00
 Interest Uncollected on Liquidation                                          $0.00
 Interest Uncollected on Non-Earning Assets                                   $0.00
 Net Unscheduled Interest Distributed                                         $1.08

OTHER:
 Loan Conversion Fees                                                         $0.00
 Expense Reimbursements                                                       $0.00
 Gain on Liquidations                                                         $0.00
 Hazard Insurance Premium Refunds                                             $0.00
 Net Other Distributions                                                      $0.00

SCHEDULED SERVICING FEE EXPENSES:                                       $109,524.22

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                $0.10
 Servicing Fees Sales Adjustments                                             $0.00
 Servicing Fees Accrual Adjustments                                           $0.00
 Servicing Fees Uncollected on Liquidation                                    $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                $0.00
 Net Unscheduled Service Fees Distributed                                     $0.10

MISCELLANEOUS EXPENSES:                                                       $0.00

NET FUNDS DISTRIBUTED:                                                $2,122,479.55

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998-9 (1468)                           WEIGHTED AVERAGE PC RATE: 7.3799

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
      LOAN COUNT OF      AGGREGATE LOSS
     INCURRED LOSSES         AMOUNT
     ---------------         ------
            0                $0.00
---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------

  PRINCIPAL        SCHEDULED     INTEREST     NET INTEREST             TOTAL
 DISTRIBUTION     INTEREST DUE   ADJUSTMENT   DISTRIBUTION  OTHER   DISTRIBUTION
 ------------     ------------   ----------   ------------  -----   ------------
$1,406,802.15      $715,676.42     $0.98       $715,677.40  $0.00  $2,122,479.55
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                                                       ORIGINAL          CLAIMS IN       CLAIMS                          COVERAGE
INSURANCE TYPE                                          BALANCE           PROGRESS        PAID       ADJUSTMENTS        REMAINING
MPI                                                  $20,709,281.56         $0.00         $0.00         $0.00         $20,709,281.56

SPECIAL HAZARD                                        $6,226,379.00         $0.00         $0.00         $0.00          $6,226,379.00

BANKRUPTCY & EXTRAORDINARY HAZARD EXP RESERVE
SINGLE-UNITS                                            $151,154.04         $0.00         $0.00         $0.00            $151,154.04
MULTI-UNITS                                                   $0.00         $0.00         $0.00         $0.00                  $0.00

MORTGAGE REPURCHASE                                           $0.00         $0.00         $0.00         $0.00                  $0.00

DELINQUENT INSTALLMENTS

 ONE                                                        TWO                                                THREE

COUNT     PRIN BALANCE                                     COUNT    PRIN BALANCE                               COUNT    PRIN BALANCE
  37      $11,068,828.03                                     10    $3,026,069.04                                 0             $0.00

                         IN FORECLOSURE                                            ACQUIRED

                             COUNT         PRIN BALANCE                              COUNT     PRIN BALANCE
                               0                  $0.00                                0              $0.00

The Mortgage Pool Insurance Policy, the Special Hazard Insurance Policy and the Bankruptcy and Extraordinary Hazard Insurance Expense Reserve Fund (collectively, the "Credit Enhancements") described above cover losses on Mortgage Loans in all of the Loan Groups, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any particular Loan Group or Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses. The Class III-AM Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage, to certain classes of the 1998-8 group III Certificates (the "Certificates"). The Class Principal Balances of each Class of the Class III-AM Certificates after the Distribution Date immediately preceding the date of this report are as follows:

            Class            Class Principal Balance
            III-AM                   $0.00

Capitalized terms used but not defined herin will have the meanings ascribed to them in the Prospectus Supplement. The "Prospectus Supplement" is that certain Prospectus Supplement, dated September 28, 1998, to that cetain Prospectus, dated June 24, 1998, delivered in connection with the offering of the PNC Mortgage Securities Corp. Series 1998-8 Mortgae Pass-Through Certificates. The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $6,226,379.00, $151,154.04, $.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES: 1998-9 (1468)

Interest Rate          Interest Rate     Net Rate     Pass Through Rate     Remaining Term     Principal Balance     Number Of Loans
------------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999
7.5000 - 7.9999
8.0000 - 8.4999           7.3409          7.0659            6.9434              351.483           $2,370,293.88               6
8.5000 - 8.9999           7.7766          7.5016            7.3791              352.106          $23,312,318.99              72
9.0000 - 9.4999           8.1949          7.4207            7.2982              352.228          $25,170,074.77              75
9.5000 - 9.9999           8.7285          7.4593            7.3368              351.902          $31,767,542.84             109
10.0000-10.4999           9.1131          7.6249            7.5024              352.009          $30,876,420.74             106
10.5000-10.9999           9.5000          7.9750            7.8525              350.989           $1,471,868.05               5
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals

                          8.5032          7.5024            7.3799              352.023         $114,968,519.27             373

                    PNCMS
     MORTGAGE PASS-THROUGH CERTIFICATES
  SERIES 1998-10, CLASS III-P AND CLASS IV-P

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998-10 Group 1 (1471)              WEIGHTED AVERAGE PC RATE: 6.62513682

--------------------------------------------------------------------------------

ISSUE DATE: 10/30/1998
CERTIFICATE BALANCE AT ISSUE:      $904,481,064.31

                                                                        CERTIFICATE
                                                         TOTAL            ACCOUNT          CERTIFICATE
                                                       NUMBER OF         ACTIVITY            BALANCE
                                                       MORTGAGES        (@ PC RATE)        OUTSTANDING
                                                      -----------      -------------      -------------
BALANCES FROM LAST FISCAL MONTH-END:                     2429                            $873,294,298.88
PRINCIPAL POOL COLLECTION(S):                                                            $887,055,238.55
 Scheduled Principal Collected Due Current Month                       $1,217,349.49     ($13,760,939.67)
 Unscheduled Principal Collection/Reversals                              $151,268.80
 Liquidations-in-full                                      29         $10,726,419.36
 Principal Balance Sales Adjustments                                           $0.00
 Net Principal Distributed                                            $12,095,037.65     ($12,095,037.65)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                               $0.00

BALANCE CURRENT FISCAL MONTH-END:                        2400                            $861,199,261.23

SCHEDULED INTEREST AT MORTGAGE RATE:                                   $5,286,493.56

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                   ($0.90)
 Interest Sales Adjustments                                                    $0.00
 Interest Accrual Adjustment                                                   $0.00
 Interest Uncollected on Liquidation                                           $0.00
 Interest Uncollected on Non-Earning Assets                                    $0.00
 Net Unscheduled Interest Distributed                                         ($0.90)

OTHER:
 Loan Conversion Fees                                                          $0.00
 Expense Reimbursements                                                        $0.00
 Gain on Liquidations                                                          $0.00
 Hazard Insurance Premium Refunds                                              $0.00
 Net Other Distributions                                                       $0.00

SCHEDULED SERVICING FEE EXPENSES:                                        $464,924.02

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                 $4.15
 Servicing Fees Sales Adjustments                                              $0.00
 Servicing Fees Accrual Adjustments                                            $0.00
 Servicing Fees Uncollected on Liquidation                                     $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                 $0.00
 Net Unscheduled Service Fees Distributed                                      $4.15

MISCELLANEOUS EXPENSES:                                                        $0.00

NET FUNDS DISTRIBUTED:                                                $16,916,602.14

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998-10 Group 1 (1471)                  WEIGHTED AVERAGE PC RATE: 6.6251

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
      LOAN COUNT OF      AGGREGATE LOSS
     INCURRED LOSSES         AMOUNT
     ---------------         ------
            0                $0.00
---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------

  PRINCIPAL       SCHEDULED     INTEREST     NET INTEREST              TOTAL
 DISTRIBUTION    INTEREST DUE   ADJUSTMENT   DISTRIBUTION  OTHER    DISTRIBUTION
 ------------    ------------   ----------   ------------  -----    ------------
$12,095,037.65  $4,821,569.54    ($5.05)    $4,821,564.49  $0.00  $16,916,602.14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                                                       ORIGINAL          CLAIMS IN       CLAIMS                          COVERAGE
INSURANCE TYPE                                          BALANCE           PROGRESS        PAID       ADJUSTMENTS        REMAINING
MPI                                                           $0.00         $0.00         $0.00         $0.00                  $0.00

SPECIAL HAZARD                                        $9,044,810.00         $0.00         $0.00         $0.00          $9,044,810.00

BANKRUPTCY BOND
SINGLE-UNITS                                            $254,805.00         $0.00         $0.00         $0.00            $254,805.00
MULTI-UNITS                                                   $0.00         $0.00         $0.00         $0.00                  $0.00

MORTGAGE REPURCHASE                                  $18,089,621.00         $0.00         $0.00         $0.00         $18,089,621.00

DELINQUENT INSTALLMENTS

 ONE                                                        TWO                                                THREE

COUNT     PRIN BALANCE                                     COUNT    PRIN BALANCE                               COUNT    PRIN BALANCE
  52    $17,448,607.55                                       1       $366,128.24                                 0         $0.00

                         IN FORECLOSURE                                            ACQUIRED

                             COUNT         PRIN BALANCE                              COUNT     PRIN BALANCE
                               1            $257,172.14                                0          $0.00

The Group I-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group I Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated October 23, 1998, pursuant to which certain of the Group I Certificates were offered.

The Class Principal Balances of the Class I-B Certificates immediately after the principal and interest distribution are as follows:

            CLASS            CLASS PRINCIPAL BALANCE
            I-B-1                $22,508,133.70
            I-B-2                 $8,553,091.92
            I-B-3                 $4,051,463.39
                                 --------------
            Total                $35,112,689.02

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $9,044,810.00, $254,805.00, $18,089,621.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES: 1998-10 Group 1 (1471)

Interest Rate          Interest Rate     Net Rate     Pass Through Rate     Remaining Term     Principal Balance     Number Of Loans
------------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999           6.3750          6.1750            6.1250              358.507             $496,311.56                2
5.0000 - 5.4999           6.7907          6.5282            6.4806              356.816         $105,865,933.49              287
5.5000 - 5.9999           7.2219          6.6575            6.6113              357.255         $568,529,627.56             1548
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999
7.5000 - 7.9999           6.3750          6.1750            6.1250              354.507             $494,440.82                2
8.0000 - 8.4999           6.7906          6.5278            6.4801              352.797         $103,882,906.33              283
8.5000 - 8.9999           7.2202          6.6567            6.6104              353.387         $555,348,804.35             1524
9.0000 - 9.4999           7.5992          6.7618            6.7159              352.713         $192,884,130.72              561
9.5000 - 9.9999           8.0947          7.3558            7.3129              349.248           $8,213,495.69               28
10.0000-10.4999           8.5000          7.4971            7.4555              352.183             $374,910.43                2
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals

                          7.2616          6.6714            6.6251              353.125         $861,198,688.34             2400

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period: February 1999                Distribution Date: March 25, 1999
Series: 1998-10 Groups I, II, III & IV (Pools 1471, 1472, 1473 & 1474)
Certificate Trust

  Class                                         Group I                   I-A-1                 I-A-2                    I-A-3
  Weighted Average Pass Through Rate                   6.660%                  6.750%                 6.750%                  6.750%
Original Principal Balance                  $1,696,525,364.00       $  97,818,645.00       $   3,744,145.00        $  21,709,234.00
Beginning Principal Balance                 $1,641,266,609.29       $  93,657,390.82       $   3,744,145.00        $  21,709,234.00
  Loans Transferred In                      $           0.00        $           0.00       $           0.00        $           0.00
  Loans Transferred Out                     $           0.00        $           0.00       $           0.00        $           0.00
  Principal Losses                          $           0.00        $           0.00       $           0.00        $           0.00
  Other Principal Adjustments               $           0.00        $           0.00       $           0.00        $           0.00
  Principal Distributed                     $  20,237,021.26        $   1,613,170.94       $           0.00        $           0.00
  Principal Allocation Factor                     0.01192851              0.01649145             0.00000000              0.00000000
  Scheduled Interest                        $   9,109,153.71        $     526,822.82       $      21,060.82        $     122,114.44
  Scheduled Interest Allocation Factor            0.00536930              0.00538571             0.00562500              0.00562500
  Interest Adjustment                       $         108.41        $           6.27       $           0.25        $           0.00
  Interest Adjustment Allocation Factor           0.00000006              0.00000006             0.00000007              0.00000000
  Net Interest Distributed                  $   9,109,262.12        $     526,829.09       $      21,061.07        $     122,114.44
  Distributed Allocation Factor                   0.00536936              0.00538577             0.00562507              0.00562500
    Other Distribution                      $           0.00        $           0.00       $           0.00        $           0.00
    Other Distribution Allocation Factor          0.00000000              0.00000000             0.00000000              0.00000000
    Ending Total Distribution               $  29,346,283.38        $   2,140,000.03       $      21,061.07        $     122,114.44
    Ending Principal Balance                $1,621,029,588.03       $  92,044,219.88       $   3,744,145.00        $  21,709,234.00
    Principal Balance Trading Factor              0.95549977              0.94096805             1.00000000              1.00000000
                                                                    693 48L 3Q0            693 48L 3R8             693 48L 3S6

  Class                                          I-A-4                    I-A-5                  I-A-6
  Weighted Average Pass Through Rate                   6.750%                  6.850%                 6.500%
Original Principal Balance                  $  74,239,428.00        $  17,045,038.00       $  39,890,952.00
Beginning Principal Balance                 $  70,571,417.53        $  17,045,038.00       $  39,890,952.00
  Loans Transferred In                      $           0.00        $           0.00       $           0.00
  Loans Transferred Out                     $           0.00        $           0.00       $           0.00
  Principal Losses                          $           0.00        $           0.00       $           0.00
  Other Principal Adjustments               $           0.00        $           0.00       $           0.00
  Principal Distributed                     $   1,421,957.81        $           0.00       $           0.00
  Principal Allocation Factor                     0.01915367              0.00000000             0.00000000
  Scheduled Interest                        $     396,964.22        $      97,298.76       $     216,075.99
  Scheduled Interest Allocation Factor            0.00534708              0.00570833             0.00541667
  Interest Adjustment                       $           0.00        $           1.16       $           2.57
  Interest Adjustment Allocation Factor           0.00000000              0.00000007             0.00000006
  Net Interest Distributed                  $     396,964.22        $      97,299.92       $     216,078.56
  Distributed Allocation Factor                   0.00534708              0.00570840             0.00541673
    Other Distribution                      $           0.00        $           0.00       $           0.00
    Other Distribution Allocation Factor          0.00000000              0.00000000             0.00000000
    Ending Total Distribution               $   1,818,922.03        $      97,299.92       $     216,078.56
    Ending Principal Balance                $  69,149,459.72        $  17,045,038.00       $  39,890,952.00
    Principal Balance Trading Factor              0.93143848              1.00000000             1.00000000
                                            693 48L 3T4             693 48L 3U1            693 48L 3V9

                                                                                                                    Principal Only
  Class                                           I-A-7                   I-A-8                  I-A-9                   I-A-10
  Weighted Average Pass Through Rate                   6.500%                  6.500%                 6.500%                  0.000%
Original Principal Balance                  $  21,000,000.00        $ 195,000,000.00       $  43,943,553.00        $   8,349,706.00
Beginning Principal Balance                 $  20,039,398.75        $ 186,732,233.99       $  43,943,553.00        $   8,048,580.42
  Loans Transferred In                      $           0.00        $           0.00       $           0.00        $           0.00
  Loans Transferred Out                     $           0.00        $           0.00       $           0.00        $           0.00
  Principal Losses                          $           0.00        $           0.00       $           0.00        $           0.00
  Other Principal Adjustments               $           0.00        $           0.00       $           0.00        $           0.00
  Principal Distributed                     $     372,393.45        $   3,205,140.42       $           0.00        $     116,735.73
  Principal Allocation Factor                     0.01773302              0.01643662             0.00000000              0.01398082
  Scheduled Interest                        $     108,546.74        $   1,011,466.27       $     238,027.58        $           0.00
  Scheduled Interest Allocation Factor            0.00516889              0.00518701             0.00541667              0.00000000
  Interest Adjustment                       $           1.29        $          12.04       $           2.83        $           0.00
  Interest Adjustment Allocation Factor           0.00000006              0.00000006             0.00000006              0.00000000
  Net Interest Distributed                  $     108,548.03        $   1,011,478.31       $     238,030.41        $           0.00
  Distributed Allocation Factor                   0.00516895              0.00518707             0.00541673              0.00000000
    Other Distribution                      $           0.00        $           0.00       $           0.00        $           0.00
    Other Distribution Allocation Factor          0.00000000              0.00000000             0.00000000              0.00000000
    Ending Total Distribution               $     480,941.48        $   4,216,618.73       $     238,030.41        $     116,735.73
    Ending Principal Balance                $  19,667,005.30        $ 183,527,093.57       $  43,943,553.00        $   7,931,844.69
    Principal Balance Trading Factor              0.93652406              0.94116458             1.00000000              0.94995497
                                            693 48L 3X7             693 48L 3Y3            693 48L 3Z0             693 48L 4A4

                                             Principal Only
  Class                                          I-A-11                  I-A-12                 I-A-13                  I-A-14
  Weighted Average Pass Through Rate                   0.000%                 10.500%                 6.650%                  7.000%
Original Principal Balance                  $     252,520.00        $      33,333.00       $   1,250,000.00        $     500,000.00
Beginning Principal Balance                 $     252,520.00        $      33,333.00       $   1,250,000.00        $     500,000.00
  Loans Transferred In                      $           0.00        $           0.00       $           0.00        $           0.00
  Loans Transferred Out                     $           0.00        $           0.00       $           0.00        $           0.00
  Principal Losses                          $           0.00        $           0.00       $           0.00        $           0.00
  Other Principal Adjustments               $           0.00        $           0.00       $           0.00        $           0.00
  Principal Distributed                     $           0.00        $           0.00       $           0.00        $           0.00
  Principal Allocation Factor                     0.00000000              0.00000000             0.00000000              0.00000000
  Scheduled Interest                        $           0.00        $         291.66       $       6,927.08        $       2,916.67
  Scheduled Interest Allocation Factor            0.00000000              0.00874989             0.00554166              0.00583334
  Interest Adjustment                       $           0.00        $           0.00       $           0.08        $           0.03
  Interest Adjustment Allocation Factor           0.00000000              0.00000000             0.00000006              0.00000006
  Net Interest Distributed                  $           0.00        $         291.66       $       6,927.16        $       2,916.70
  Distributed Allocation Factor                   0.00000000              0.00874989             0.00554173              0.00583340
    Other Distribution                      $           0.00        $           0.00       $           0.00        $           0.00
    Other Distribution Allocation Factor          0.00000000              0.00000000             0.00000000              0.00000000
    Ending Total Distribution               $           0.00        $         291.66       $       6,927.16        $       2,916.70
    Ending Principal Balance                $     252,520.00        $      33,333.00       $   1,250,000.00        $     500,000.00
    Principal Balance Trading Factor              1.00000000              1.00000000             1.00000000              1.00000000
                                            693 48L 4B2             693 48L 4C0            693 48L 4D8             693 48L 4E6

  Class                                          I-A-15                  I-A-16
  Weighted Average Pass Through Rate                   6.500%                  6.500%
Original Principal Balance                  $     500,000.00        $   3,000,000.00
Beginning Principal Balance                 $     500,000.00        $   3,000,000.00
  Loans Transferred In                      $           0.00        $           0.00
  Loans Transferred Out                     $           0.00        $           0.00
  Principal Losses                          $           0.00        $           0.00
  Other Principal Adjustments               $           0.00        $           0.00
  Principal Distributed                     $           0.00        $           0.00
  Principal Allocation Factor                     0.00000000              0.00000000
  Scheduled Interest                        $       2,708.33        $      16,250.00
  Scheduled Interest Allocation Factor            0.00541666              0.00541667
  Interest Adjustment                       $           0.00        $           0.19
  Interest Adjustment Allocation Factor           0.00000000              0.00000006
  Net Interest Distributed                  $       2,708.33        $      16,250.19
  Distributed Allocation Factor                   0.00541666              0.00541673
    Other Distribution                      $           0.00        $           0.00
    Other Distribution Allocation Factor          0.00000000              0.00000000
    Ending Total Distribution               $       2,708.33        $      16,250.19
    Ending Principal Balance                $     500,000.00        $   3,000,000.00
    Principal Balance Trading Factor              1.00000000              1.00000000
                                            693 48L 4F3             693 48L 4G1

  Class                                          I-A-17                  I-A-18                 I-A-19                  I-A-20
  Weighted Average Pass Through Rate                   6.500%                  7.500%                 6.500%                  6.320%
Original Principal Balance                  $  44,936,981.00        $     500,000.00       $  52,359,102.00        $ 195,916,801.00
Beginning Principal Balance                 $  42,662,017.11        $     500,000.00       $  49,766,811.48        $ 188,851,215.40
  Loans Transferred In                      $           0.00        $           0.00       $           0.00        $           0.00
  Loans Transferred Out                     $           0.00        $           0.00       $           0.00        $           0.00
  Principal Losses                          $           0.00        $           0.00       $           0.00        $           0.00
  Other Principal Adjustments               $           0.00        $           0.00       $           0.00        $           0.00
  Principal Distributed                     $     881,928.53        $           0.00       $   1,004,945.60        $   2,739,077.33
  Principal Allocation Factor                     0.01962590              0.00000000             0.01919333              0.01398082
  Scheduled Interest                        $     231,085.93        $       3,125.00       $     269,570.23        $     994,616.40
  Scheduled Interest Allocation Factor            0.00514244              0.00625000             0.00514849              0.00507673
  Interest Adjustment                       $           2.75        $           0.04       $           3.21        $          11.84
  Interest Adjustment Allocation Factor           0.00000006              0.00000008             0.00000006              0.00000006
  Net Interest Distributed                  $     231,088.68        $       3,125.04       $     269,573.44        $     994,628.24
  Distributed Allocation Factor                   0.00514251              0.00625008             0.00514855              0.00507679
    Other Distribution                      $           0.00        $           0.00       $           0.00        $           0.00
    Other Distribution Allocation Factor          0.00000000              0.00000000             0.00000000              0.00000000
    Ending Total Distribution               $   1,113,017.21        $       3,125.04       $   1,274,519.04        $   3,733,705.57
    Ending Principal Balance                $  41,780,088.58        $     500,000.00       $  48,761,865.88        $ 186,112,138.07
    Principal Balance Trading Factor              0.92974845              1.00000000             0.93129683              0.94995497
                                            693 48L 4H9             693 48L 4J5            693 48L 4K2             693 48L 4L0

                                                                                        Rounded to Next Highest
                                                                                           Multiple of $1,000          Notional
  Class                                          I-A-21                  I-A-22                 I-A-23                  I-A-24
  Weighted Average Pass Through Rate                   6.500%                  6.500%                 6.500%                  6.500%
Original Principal Balance                  $  29,104,843.00        $   9,200,000.00       $     500,000.00        $           0.00
Beginning Principal Balance                 $  29,104,843.00        $   7,447,824.75       $     500,000.00        $           0.00
  Loans Transferred In                      $           0.00        $           0.00       $           0.00        $           0.00
  Loans Transferred Out                     $           0.00        $           0.00       $           0.00        $           0.00
  Principal Losses                          $           0.00        $           0.00       $           0.00        $           0.00
  Other Principal Adjustments               $           0.00        $           0.00       $           0.00        $           0.00
  Principal Distributed                     $           0.00        $     679,260.60       $           0.00        $           0.00
  Principal Allocation Factor                     0.00000000              0.07383267             0.00000000              0.00000000
  Scheduled Interest                        $     157,651.23        $      40,342.38       $       2,708.33        $      28,327.68
  Scheduled Interest Allocation Factor            0.00541667              0.00438504             0.00541666              0.00000000
  Interest Adjustment                       $           1.88        $           0.00       $           0.03        $           0.34
  Interest Adjustment Allocation Factor           0.00000006              0.00000000             0.00000006              0.00000000
  Net Interest Distributed                  $     157,653.11        $      40,342.38       $       2,708.36        $      28,328.02
  Distributed Allocation Factor                   0.00541673              0.00438504             0.00541672              0.00000000
    Other Distribution                      $           0.00        $           0.00       $           0.00        $           0.00
    Other Distribution Allocation Factor          0.00000000              0.00000000             0.00000000              0.00000000
    Ending Total Distribution               $     157,653.11        $     719,602.98       $       2,708.36        $      28,328.02
    Ending Principal Balance                $  29,104,843.00        $   6,768,564.15       $     500,000.00        $           0.00
    Principal Balance Trading Factor              1.00000000              0.73571349             1.00000000              0.00000000
                                            693 48L 4M8             693 48L 4N6            693 48L 4P1             693 48L 4Q9

  Class                                          II-A-1                  II-A-2
  Weighted Average Pass Through Rate                   7.000%                  0.000%
Original Principal Balance                  $ 564,411,343.00        $  45,207,600.00
Beginning Principal Balance                 $ 550,639,452.76        $  44,104,514.26
  Loans Transferred In                      $           0.00        $           0.00
  Loans Transferred Out                     $           0.00        $           0.00
  Principal Losses                          $           0.00        $           0.00
  Other Principal Adjustments               $           0.00        $           0.00
  Principal Distributed                     $   4,773,610.63        $     382,351.42
  Principal Allocation Factor                     0.00845768              0.00845768
  Scheduled Interest                        $   3,212,063.47        $           0.00
  Scheduled Interest Allocation Factor            0.00569100              0.00000000
  Interest Adjustment                       $          38.23        $           0.00
  Interest Adjustment Allocation Factor           0.00000007              0.00000000
  Net Interest Distributed                  $   3,212,101.70        $           0.00
  Distributed Allocation Factor                   0.00569107              0.00000000
    Other Distribution                      $           0.00        $           0.00
    Other Distribution Allocation Factor          0.00000000              0.00000000
    Ending Total Distribution               $   7,985,712.33        $     382,351.42
    Ending Principal Balance                $ 545,865,842.13        $  43,722,162.84
    Principal Balance Trading Factor              0.96714187              0.96714187
                                            693 48L 4R7             693 48L 4S5

                                                                                                                      Notional
  Class                                          III-A-1                 III-A-2                IV-A-1                   I-X
  Weighted Average Pass Through Rate                   7.000%                  0.000%                 6.250%                  6.500%
Original Principal Balance                  $  73,711,589.00        $   5,904,070.00       $  77,196,297.00        $           0.00
Beginning Principal Balance                 $  70,990,755.70        $   5,686,139.68       $  71,048,201.07        $           0.00
  Loans Transferred In                      $           0.00        $           0.00       $           0.00        $           0.00
  Loans Transferred Out                     $           0.00        $           0.00       $           0.00        $           0.00
  Principal Losses                          $           0.00        $           0.00       $           0.00        $           0.00
  Other Principal Adjustments               $           0.00        $           0.00       $           0.00        $           0.00
  Principal Distributed                     $   1,477,227.62        $     118,321.36       $   1,361,349.88        $           0.00
  Principal Allocation Factor                     0.02004064              0.02004064             0.01763491              0.00000000
  Scheduled Interest                        $     414,112.74        $           0.00       $     370,042.71        $      95,136.01
  Scheduled Interest Allocation Factor            0.00561801              0.00000000             0.00479353              0.00000000
  Interest Adjustment                       $           4.93        $           0.00       $           4.40        $           1.13
  Interest Adjustment Allocation Factor           0.00000007              0.00000000             0.00000006              0.00000000
  Net Interest Distributed                  $     414,117.67        $           0.00       $     370,047.11        $      95,137.14
  Distributed Allocation Factor                   0.00561808              0.00000000             0.00479359              0.00000000
    Other Distribution                      $           0.00        $           0.00       $           0.00        $           0.00
    Other Distribution Allocation Factor          0.00000000              0.00000000             0.00000000              0.00000000
    Ending Total Distribution               $   1,891,345.29        $     118,321.36       $   1,731,396.99        $      95,137.14
    Ending Principal Balance                $  69,513,528.08        $   5,567,818.32       $  69,686,851.19        $           0.00
    Principal Balance Trading Factor              0.94304748              0.94304748             0.90272272              0.00000000
                                            693 48L 4T3             693 48L 4U0            693 48L 4V8             693 48L 4W6

                                                 Notional                Notional               Notional                Notional
  Class                                           II-X-1                  II-X-2                 II-X-3                  III-X
  Weighted Average Pass Through Rate                   7.000%                  7.000%                 7.000%                  7.000%
Original Principal Balance                  $           0.00        $           0.00       $           0.00        $           0.00
Beginning Principal Balance                 $           0.00        $           0.00       $           0.00        $           0.00
  Loans Transferred In                      $           0.00        $           0.00       $           0.00        $           0.00
  Loans Transferred Out                     $           0.00        $           0.00       $           0.00        $           0.00
  Principal Losses                          $           0.00        $           0.00       $           0.00        $           0.00
  Other Principal Adjustments               $           0.00        $           0.00       $           0.00        $           0.00
  Principal Distributed                     $           0.00        $           0.00       $           0.00        $           0.00
  Principal Allocation Factor                     0.00000000              0.00000000             0.00000000              0.00000000
  Scheduled Interest                        $      50,856.46        $      59,710.21       $      14,720.08        $      17,627.91
  Scheduled Interest Allocation Factor            0.00000000              0.00000000             0.00000000              0.00000000
  Interest Adjustment                       $           0.61        $           0.71       $           0.18        $           0.21
  Interest Adjustment Allocation Factor           0.00000000              0.00000000             0.00000000              0.00000000
  Net Interest Distributed                  $      50,857.07        $      59,710.92       $      14,720.26        $      17,628.12
  Distributed Allocation Factor                   0.00000000              0.00000000             0.00000000              0.00000000
    Other Distribution                      $           0.00        $           0.00       $           0.00        $           0.00
    Other Distribution Allocation Factor          0.00000000              0.00000000             0.00000000              0.00000000
    Ending Total Distribution               $      50,857.07        $      59,710.92       $      14,720.26        $      17,628.12
    Ending Principal Balance                $           0.00        $           0.00       $           0.00        $           0.00
    Principal Balance Trading Factor              0.00000000              0.00000000             0.00000000              0.00000000
                                            693 48L 4X4             693 48L 4Y2            693 48L 4Z9             693 48L 5A3

                                                Notional
  Class                                           IV-X                     I-P
  Weighted Average Pass Through Rate                   6.250%                  0.000%
Original Principal Balance                  $           0.00        $     723,832.00
Beginning Principal Balance                 $           0.00        $     718,621.25
  Loans Transferred In                      $           0.00        $           0.00
  Loans Transferred Out                     $           0.00        $           0.00
  Principal Losses                          $           0.00        $           0.00
  Other Principal Adjustments               $           0.00        $           0.00
  Principal Distributed                     $           0.00        $         713.96
  Principal Allocation Factor                     0.00000000              0.00098636
  Scheduled Interest                        $      21,091.60        $           0.00
  Scheduled Interest Allocation Factor            0.00000000              0.00000000
  Interest Adjustment                       $           0.25        $           0.00
  Interest Adjustment Allocation Factor           0.00000000              0.00000000
  Net Interest Distributed                  $      21,091.85        $           0.00
  Distributed Allocation Factor                   0.00000000              0.00000000
    Other Distribution                      $           0.00        $           0.00
    Other Distribution Allocation Factor          0.00000000              0.00000000
    Ending Total Distribution               $      21,091.85        $         713.96
    Ending Principal Balance                $           0.00        $     717,907.29
    Principal Balance Trading Factor              0.00000000              0.99181480
                                            693 48L 5B1             693 48L 5C9

  Class                                           II-P                    III-P                  IV-P                    II-M
  Weighted Average Pass Through Rate                   0.000%                  0.000%                 0.000%                 6.4809%
Original Principal Balance                  $   1,010,848.00        $     450,142.00       $     293,172.00        $  17,267,167.00
Beginning Principal Balance                 $   1,006,961.29        $     442,267.90       $     287,895.79        $  17,219,309.78
  Loans Transferred In                      $           0.00        $           0.00       $           0.00        $           0.00
  Loans Transferred Out                     $           0.00        $           0.00       $           0.00        $           0.00
  Principal Losses                          $           0.00        $           0.00       $           0.00        $           0.00
  Other Principal Adjustments               $           0.00        $           0.00       $           0.00        $           0.00
  Principal Distributed                     $         912.89        $       3,040.21       $       1,251.24        $      12,233.39
  Principal Allocation Factor                     0.00090309              0.00675389             0.00426794              0.00070848
  Scheduled Interest                        $           0.00        $           0.00       $           0.00        $      92,997.19
  Scheduled Interest Allocation Factor            0.00000000              0.00000000             0.00000000              0.00538578
  Interest Adjustment                       $           0.00        $           0.00       $           0.00        $           1.11
  Interest Adjustment Allocation Factor           0.00000000              0.00000000             0.00000000              0.00000006
  Net Interest Distributed                  $           0.00        $           0.00       $           0.00        $      92,998.30
  Distributed Allocation Factor                   0.00000000              0.00000000             0.00000000              0.00538585
    Other Distribution                      $           0.00        $           0.00       $           0.00        $           0.00
    Other Distribution Allocation Factor          0.00000000              0.00000000             0.00000000              0.00000000
    Ending Total Distribution               $         912.89        $       3,040.21       $       1,251.24        $     105,231.69
    Ending Principal Balance                $   1,006,048.40        $     439,227.69       $     286,644.55        $  17,207,076.39
    Principal Balance Trading Factor              0.99525191              0.97575363             0.97773508              0.99651995
                                            693 48L 5D7             693 48L 5E5            693 48L 5F2             693 48L 5K1

  Class                                           III-M                   IV-AM                  IV-M                    I-B-1
  Weighted Average Pass Through Rate                  6.4809%                  6.250%                 6.250%                  6.500%
Original Principal Balance                  $   1,426,108.00        $   3,099,579.00       $   2,066,386.00        $  22,612,026.00
Beginning Principal Balance                 $   1,415,516.45        $   3,078,778.71       $   2,052,519.14        $  22,539,561.74
  Loans Transferred In                      $           0.00        $           0.00       $           0.00        $           0.00
  Loans Transferred Out                     $           0.00        $           0.00       $           0.00        $           0.00
  Principal Losses                          $           0.00        $           0.00       $           0.00        $           0.00
  Other Principal Adjustments               $           0.00        $           0.00       $           0.00        $           0.00
  Principal Distributed                     $       2,725.90        $       5,375.44       $       3,583.63        $      31,428.04
  Principal Allocation Factor                     0.00191142              0.00173425             0.00173425              0.00138988
  Scheduled Interest                        $       7,644.85        $      16,035.31       $      10,690.20        $     122,089.29
  Scheduled Interest Allocation Factor            0.00536064              0.00517338             0.00517338              0.00539931
  Interest Adjustment                       $           0.09        $           0.19       $           0.13        $           1.45
  Interest Adjustment Allocation Factor           0.00000006              0.00000006             0.00000006              0.00000006
  Net Interest Distributed                  $       7,644.94        $      16,035.50       $      10,690.33        $     122,090.74
  Distributed Allocation Factor                   0.00536070              0.00517344             0.00517344              0.00539937
    Other Distribution                      $           0.00        $           0.00       $           0.00        $           0.00
    Other Distribution Allocation Factor          0.00000000              0.00000000             0.00000000              0.00000000
    Ending Total Distribution               $      10,370.84        $      21,410.94       $      14,273.96        $     153,518.78
    Ending Principal Balance                $   1,412,790.55        $   3,073,403.27       $   2,048,935.51        $  22,508,133.70
    Principal Balance Trading Factor              0.99066168              0.99155507             0.99155507              0.99540544
                                            693 48L 5L9             693 48L 5M7            693 48L 5N5             693 48L 5G0

  Class                                           I-B-2                   I-B-3
  Weighted Average Pass Through Rate                   6.500%                  6.500%
Original Principal Balance                  $   8,592,571.00        $   4,070,164.00
Beginning Principal Balance                 $   8,565,034.58        $   4,057,120.44
  Loans Transferred In                      $           0.00        $           0.00
  Loans Transferred Out                     $           0.00        $           0.00
  Principal Losses                          $           0.00        $           0.00
  Other Principal Adjustments               $           0.00        $           0.00
  Principal Distributed                     $      11,942.66        $       5,657.05
  Principal Allocation Factor                     0.00138988              0.00138988
  Scheduled Interest                        $      46,393.94        $      21,976.07
  Scheduled Interest Allocation Factor            0.00539931              0.00539931
  Interest Adjustment                       $           0.55        $           0.26
  Interest Adjustment Allocation Factor           0.00000006              0.00000006
  Net Interest Distributed                  $      46,394.49        $      21,976.33
  Distributed Allocation Factor                   0.00539937              0.00539937
    Other Distribution                      $           0.00        $           0.00
    Other Distribution Allocation Factor          0.00000000              0.00000000
    Ending Total Distribution               $      58,337.15        $      27,633.38
    Ending Principal Balance                $   8,553,091.92        $   4,051,463.39
    Principal Balance Trading Factor              0.99540544              0.99540544
                                            693 48L 5H8             693 48L 5J4

  Class                                          I-B-4                   I-B-5                  I-B-6                    R-1
  Weighted Average Pass Through Rate                   6.500%                  6.500%                 6.500%                  6.500%
Original Principal Balance                  $   2,713,443.00        $   2,261,202.00       $   2,713,444.00        $          50.00
Beginning Principal Balance                 $   2,704,747.29        $   2,253,955.58       $   2,704,748.29        $           0.00
  Loans Transferred In                      $           0.00        $           0.00       $           0.00        $           0.00
  Loans Transferred Out                     $           0.00        $           0.00       $           0.00        $           0.00
  Principal Losses                          $           0.00        $           0.00       $           0.00        $           0.00
  Other Principal Adjustments               $           0.00        $           0.00       $           0.00        $           0.00
  Principal Distributed                     $       3,771.36        $       3,142.80       $       3,771.37        $           0.00
  Principal Allocation Factor                     0.00138988              0.00138988             0.00138988              0.00000000
  Scheduled Interest                        $      14,650.71        $      12,208.93       $      14,650.72        ($        443.25)
  Scheduled Interest Allocation Factor            0.00539931              0.00539931             0.00539931              0.00000000
  Interest Adjustment                       $           0.17        $           0.15       $           0.17        ($          0.01)
  Interest Adjustment Allocation Factor           0.00000006              0.00000007             0.00000006              0.00000000
  Net Interest Distributed                  $      14,650.88        $      12,209.08       $      14,650.89        ($        443.24)
  Distributed Allocation Factor                   0.00539937              0.00539938             0.00539937              0.00000000
    Other Distribution                      $           0.00        $           0.00       $           0.00        $           0.00
    Other Distribution Allocation Factor          0.00000000              0.00000000             0.00000000              0.00000000
    Ending Total Distribution               $      18,422.24        $      15,351.88       $      18,422.26        ($        443.24)
    Ending Principal Balance                $   2,700,975.93        $   2,250,812.78       $   2,700,976.92        $           0.00
    Principal Balance Trading Factor              0.99540544              0.99540544             0.99540544              0.00000000
                                            693 48L 5R6             693 48L 5S4            693 48L 5T2             693 48L 5P0

  Class                                           R-2
  Weighted Average Pass Through Rate                   6.500%
Original Principal Balance                  $          50.00
Beginning Principal Balance                 $           0.00
  Loans Transferred In                      $           0.00         I-A-24 Notional Balance      II-X-3 Notional Balance
                                                                    ------------------------------------------------------
  Loans Transferred Out                     $           0.00                   $5,229,725.96                $2,523,441.95
  Principal Losses                          $           0.00
  Other Principal Adjustments               $           0.00          I-X Notional Balance        III-X Notional Balance
                                                                    ------------------------------------------------------
  Principal Distributed                     $           0.00                  $17,563,571.08                $3,021,928.10
  Principal Allocation Factor                     0.00000000
  Scheduled Interest                        $           0.00         II-X-1 Notional Balance       IV-X Notional Balance
                                                                    ------------------------------------------------------
  Scheduled Interest Allocation Factor            0.00000000                   $8,718,250.73                $4,049,587.45
  Interest Adjustment                       $           0.00
  Interest Adjustment Allocation Factor           0.00000000         II-X-2 Notional Balance
                                                                    -------------------------
  Net Interest Distributed                  $           0.00                  $10,236,035.26
  Distributed Allocation Factor                   0.00000000
    Other Distribution                      $           0.00
    Other Distribution Allocation Factor          0.00000000
    Ending Total Distribution               $           0.00
    Ending Principal Balance                $           0.00
    Principal Balance Trading Factor              0.00000000
                                            693 48L 5Q8

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-10 Group II (1472)           WEIGHTED AVERAGE PC RATE:  6.71532078
--------------------------------------------------------------------------------

ISSUE DATE:   10/30/1998
CERTIFICATE BALANCE AT ISSUE:  $627,896,959.08

                                                                                        CERTIFICATE
                                                                    TOTAL               ACCOUNT                  CERTIFICATE
                                                                    NUMBER OF           ACTIVITY                 BALANCE
                                                                    MORTGAGES           (@ PC RATE)              OUTSTANDING
                                                                   -----------        ---------------          ----------------
BALANCES FROM LAST FISCAL MONTH-END:                                   5076                                    $612,970,239.18
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                         $435,623.49
 Unscheduled Principal Collection/Reversals                                              $114,980.20
 Liquidations-in-full                                                   34             $4,618,504.64
 Principal Balance Sales Adjustments                                                           $0.00
 Net Principal Distributed                                                             $5,169,108.33            ($5,169,108.33)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                     $0.00

BALANCE CURRENT FISCAL MONTH-END:                                      5042                                    $607,801,130.85

SCHEDULED INTEREST AT MORTGAGE RATE:                                                   $4,086,002.10

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                  $121.87
 Interest Sales Adjustments                                                                    $0.00
 Interest Accrual Adjustment                                                                   $0.00
 Interest Uncollected on Liquidation                                                           $0.00
 Interest Uncollected on Non-Earning Assets                                                    $0.00
 Net Unscheduled Interest Distributed                                                        $121.87

OTHER:
 Loan Conversion Fees                                                                          $0.00
 Expense Reimbursements                                                                        $0.00
 Gain on Liquidations                                                                          $0.00
 Hazard Insurance Premium Refunds                                                              $0.00
 Net Other Distributions                                                                       $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                        $655,663.24

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                $12.11
 Servicing Fees Sales Adjustments                                                              $0.00
 Servicing Fees Accrual Adjustments                                                            $0.00
 Servicing Fees Uncollected on Liquidation                                                     $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                 $0.00
 Net Unscheduled Service Fees Distributed                                                     $12.11

MISCELLANEOUS EXPENSES:                                                                        $0.00

NET FUNDS DISTRIBUTED:                                                                 $8,599,556.95

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES:  1998-10 Group II (1472)               WEIGHTED AVERAGE PC RATE:  6.7153

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
     LOAN COUNT OF         AGGREGATE LOSS
    INCURRED LOSSES            AMOUNT
    ---------------            ------
           0                   $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
  PRINCIPAL      SCHEDULED       INTEREST   NET INTEREST            TOTAL
 DISTRIBUTION   INTEREST DUE    ADJUSTMENT  DISTRUBUTION  OTHER  DISTRIBUTION
-------------   ------------    ----------  ------------  -----  ------------
$5,169,108.33   $3,430,338.86    $109.76   $3,430,448.62  $0.00  $8,599,556.95
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                            ORIGINAL            CLAIMS IN           CLAIMS                        COVERAGE
INSURANCE TYPE               BALANCE             PROGRESS            PAID        ADJUSTMENTS      REMAINING
MPI                      $37,622,104.42            $0.00             $0.00          $0.00       $37,622,104.42

SPECIAL HAZARD            $7,920,443.00            $0.00             $0.00          $0.00        $7,920,443.00

BANKRUPTCY BOND
SINGLE-UNITS                $278,774.00            $0.00             $0.00          $0.00          $278,774.00
MULTI-UNITS                       $0.00            $0.00             $0.00          $0.00                $0.00

MORTGAGE REPURCHASE               $0.00            $0.00             $0.00          $0.00                $0.00

DELINQUENT INSTALLMENTS

  ONE                           TWO                            THREE

COUNT   PRIN BALANCE          COUNT    PRIN BALANCE          COUNT   PRIN BALANCE
108     $13,845,489.93          15      $1,795,474.38           7     $520,911.63

   IN FORECLOSURE                                    ACQUIRED

        COUNT        PRIN BALANCE                      COUNT      PRIN BALANCE
         4           $328,582.16                       0          $0.00

The Mortgage Pool Insurance Policy, the Special Hazard Insurance Policy and the Bankruptcy and Extraordinary Hazard Insurance Expense Reserve Fund (collectively, the "Credit Enhancements") described above covers losses on the Group II, Group III, and Group IV Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998-10 Group II  (1472)

Interest Rate           Interest Rate      Net Rate      Pass Through Rate    Remaining Term    Principal Balance   Number Of Loans
-----------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999              6.8397         6.5684           6.0306              354.198           $3,474,060.87            24
7.0000 - 7.4999              7.2576         6.9710           6.4317              353.060          $71,757,045.87           531
7.5000 - 7.9999              7.7175         7.1102           6.5728              353.640         $248,513,820.88          1912
8.0000 - 8.4999              8.1696         7.1964           6.6599              353.965         $159,867,503.23          1445
8.5000 - 8.9999              8.6621         7.6588           7.1238              353.736          $95,659,930.50           883
9.0000 - 9.4999              9.1048         8.1455           7.6096              353.014          $23,097,561.67           196
9.5000 - 9.9999              9.6830         8.4705           7.9314              353.699           $3,711,478.74            34
10.0000-10.4999             10.1234         8.7882           8.2527              353.285           $1,542,495.57            14
10.5000-10.9999             10.5000         9.5250           8.9909              353.000             $177,142.21             2
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                  7.9974         7.2523           6.7153              353.651         $607,801,039.54          5041

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-10 Group III (1473)          WEIGHTED AVERAGE PC RATE:  6.70397155
--------------------------------------------------------------------------------

ISSUE DATE:   10/30/1998
CERTIFICATE BALANCE AT ISSUE:  $81,491,910.33

                                                                                        CERTIFICATE
                                                                    TOTAL               ACCOUNT                  CERTIFICATE
                                                                    NUMBER OF           ACTIVITY                 BALANCE
                                                                    MORTGAGES           (@ PC RATE)              OUTSTANDING
                                                                   -----------        ---------------          ----------------
BALANCES FROM LAST FISCAL MONTH-END:                                   729                                     $78,534,680.25
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                         $151,879.83
 Unscheduled Principal Collection/Reversals                                               $72,520.81
 Liquidations-in-full                                                   9              $1,376,914.45
 Principal Balance Sales Adjustments                                                           $0.00
 Net Principal Distributed                                                             $1,601,315.09           ($1,601,315.09)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                    $0.00

BALANCE CURRENT FISCAL MONTH-END:                                      720                                     $76,933,365.16

SCHEDULED INTEREST AT MORTGAGE RATE:                                                     $518,974.91

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                    $4.02
 Interest Sales Adjustments                                                                    $0.00
 Interest Accrual Adjustment                                                                   $0.00
 Interest Uncollected on Liquidation                                                           $0.00
 Interest Uncollected on Non-Earning Assets                                                    $0.00
 Net Unscheduled Interest Distributed                                                          $4.02

OTHER:
 Loan Conversion Fees                                                                          $0.00
 Expense Reimbursements                                                                        $0.00
 Gain on Liquidations                                                                          $0.00
 Hazard Insurance Premium Refunds                                                              $0.00
 Net Other Distributions                                                                       $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                         $79,589.36

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                 $0.32
 Servicing Fees Sales Adjustments                                                              $0.00
 Servicing Fees Accrual Adjustments                                                            $0.00
 Servicing Fees Uncollected on Liquidation                                                     $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                 $0.00
 Net Unscheduled Service Fees Distributed                                                      $0.32

MISCELLANEOUS EXPENSES:                                                                        $0.00

NET FUNDS DISTRIBUTED:                                                                 $2,040,704.34

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES:  1998-10 Group III (1473)              WEIGHTED AVERAGE PC RATE:  6.7040

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
     LOAN COUNT OF         AGGREGATE LOSS
    INCURRED LOSSES            AMOUNT
    ---------------            ------
           0                   $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
  PRINCIPAL      SCHEDULED       INTEREST   NET INTEREST            TOTAL
 DISTRIBUTION   INTEREST DUE    ADJUSTMENT  DISTRUBUTION  OTHER  DISTRIBUTION
-------------   ------------    ----------  ------------  -----  ------------
$1,601,315.09   $439,385.55      $3.70     $439,389.25    $0.00  $2,040,704.34
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                            ORIGINAL            CLAIMS IN           CLAIMS                        COVERAGE
INSURANCE TYPE               BALANCE             PROGRESS            PAID        ADJUSTMENTS      REMAINING
MPI                      $37,622,104.42            $0.00             $0.00          $0.00               $0.00

SPECIAL HAZARD            $7,920,443.00            $0.00             $0.00          $0.00       $7,920,443.00

BANKRUPTCY BOND
SINGLE-UNITS                $278,774.00            $0.00             $0.00          $0.00         $278,774.00
MULTI-UNITS                       $0.00            $0.00             $0.00          $0.00               $0.00

MORTGAGE REPURCHASE               $0.00            $0.00             $0.00          $0.00               $0.00

DELINQUENT INSTALLMENTS

  ONE                           TWO                            THREE

COUNT   PRIN BALANCE          COUNT    PRIN BALANCE          COUNT   PRIN BALANCE
 9      $1,056,303.12           2       $320,457.45             1     $167,258.78

   IN FORECLOSURE                                    ACQUIRED

        COUNT        PRIN BALANCE                      COUNT      PRIN BALANCE
         0           $0.00                             0          $0.00

The Mortgage Pool Insurance Policy, the Special Hazard Insurance Policy and the Bankruptcy and Extraordinary Hazard Insurance Expense Reserve Fund (collectively, the "Credit Enhancements") described above covers losses on the Group II, Group III, and Group IV Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998-10 Group III  (1473)

Interest Rate           Interest Rate      Net Rate      Pass Through Rate    Remaining Term    Principal Balance   Number Of Loans
-----------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999              6.8097         6.5392           5.9999              173.814           $2,980,007.71           23
7.0000 - 7.4999              7.2271         6.9276           6.3866              173.862          $14,554,257.44          141
7.5000 - 7.9999              7.7068         7.2273           6.6888              173.858          $24,989,539.97          243
8.0000 - 8.4999              8.1772         7.2096           6.6737              174.157          $21,030,289.92          194
8.5000 - 8.9999              8.6081         7.5899           7.0553              174.249           $9,727,065.59           92
9.0000 - 9.4999              9.0169         7.9731           7.4390              174.763           $1,125,554.60            9
9.5000 - 9.9999              9.7902         8.3293           7.7952              173.401           $1,259,969.29            9
10.0000-10.4999             10.2122         8.9329           8.3988              172.249           $1,248,529.32            8
10.5000-10.9999             10.9900         7.0150           6.4809              174.000              $18,151.32            1
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                  7.9186         7.2416           6.7040              173.968          $76,933,365.16          720

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-10 Group IV (1474)           WEIGHTED AVERAGE PC RATE:  6.55597937
--------------------------------------------------------------------------------

ISSUE DATE:   10/30/1998
CERTIFICATE BALANCE AT ISSUE:  $82,655,434.13

                                                                                        CERTIFICATE
                                                                    TOTAL               ACCOUNT                  CERTIFICATE
                                                                    NUMBER OF           ACTIVITY                 BALANCE
                                                                    MORTGAGES           (@ PC RATE)              OUTSTANDING
                                                                   -----------        ---------------          ----------------
BALANCES FROM LAST FISCAL MONTH-END:                                   226                                     $76,467,394.83
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                         $134,016.60
 Unscheduled Principal Collection/Reversals                                               $14,170.56
 Liquidations-in-full                                                   4              $1,223,373.03
 Principal Balance Sales Adjustments                                                           $0.00
 Net Principal Distributed                                                             $1,371,560.19           ($1,371,560.19)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                    $0.00

BALANCE CURRENT FISCAL MONTH-END:                                      222                                     $75,095,834.64

SCHEDULED INTEREST AT MORTGAGE RATE:                                                     $493,572.73

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                    $0.00
 Interest Sales Adjustments                                                                    $0.00
 Interest Accrual Adjustment                                                                   $0.00
 Interest Uncollected on Liquidation                                                           $0.00
 Interest Uncollected on Non-Earning Assets                                                    $0.00
 Net Unscheduled Interest Distributed                                                          $0.00

OTHER:
 Loan Conversion Fees                                                                          $0.00
 Expense Reimbursements                                                                        $0.00
 Gain on Liquidations                                                                          $0.00
 Hazard Insurance Premium Refunds                                                              $0.00
 Net Other Distributions                                                                       $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                         $75,712.97

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                 $0.00
 Servicing Fees Sales Adjustments                                                              $0.00
 Servicing Fees Accrual Adjustments                                                            $0.00
 Servicing Fees Uncollected on Liquidation                                                     $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                 $0.00
 Net Unscheduled Service Fees Distributed                                                      $0.00

MISCELLANEOUS EXPENSES:                                                                        $0.00

NET FUNDS DISTRIBUTED:                                                                 $1,789,419.95

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES:  1998-10 Group IV (1474)               WEIGHTED AVERAGE PC RATE:  6.5560

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
     LOAN COUNT OF         AGGREGATE LOSS
    INCURRED LOSSES            AMOUNT
    ---------------            ------
           0                   $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
  PRINCIPAL      SCHEDULED       INTEREST   NET INTEREST            TOTAL
 DISTRIBUTION   INTEREST DUE    ADJUSTMENT  DISTRUBUTION  OTHER  DISTRIBUTION
-------------   ------------    ----------  ------------  -----  ------------
$1,371,560.19   $417,859.76      $0.00     $417,859.76    $0.00  $1,789,419.95
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                            ORIGINAL            CLAIMS IN           CLAIMS                        COVERAGE
INSURANCE TYPE               BALANCE             PROGRESS            PAID        ADJUSTMENTS      REMAINING
MPI                      $37,622,104.42            $0.00             $0.00          $0.00               $0.00

SPECIAL HAZARD            $7,920,443.00            $0.00             $0.00          $0.00       $7,920,443.00

BANKRUPTCY BOND
SINGLE-UNITS                $278,774.00            $0.00             $0.00          $0.00         $278,774.00
MULTI-UNITS                       $0.00            $0.00             $0.00          $0.00               $0.00

MORTGAGE REPURCHASE               $0.00            $0.00             $0.00          $0.00               $0.00

DELINQUENT INSTALLMENTS

  ONE                           TWO                            THREE

COUNT   PRIN BALANCE          COUNT    PRIN BALANCE          COUNT   PRIN BALANCE
 6      $2,064,087.87           1       $254,988.14             0     $0.00

   IN FORECLOSURE                                    ACQUIRED

        COUNT        PRIN BALANCE                      COUNT      PRIN BALANCE
         0           $0.00                             0          $0.00

The Mortgage Pool Insurance Policy, the Special Hazard Insurance Policy and the Bankruptcy and Extraordinary Hazard Insurance Expense Reserve Fund (collectively, the "Credit Enhancements") described above covers losses on the Group II, Group III, and Group IV Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998-10 Group IV  (1474)

Interest Rate           Interest Rate      Net Rate      Pass Through Rate    Remaining Term    Principal Balance   Number Of Loans
-----------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999              6.8105         6.5201           5.9738              173.057           $4,570,354.38           15
7.0000 - 7.4999              7.1621         6.8030           6.2535              171.801          $17,012,250.89           51
7.5000 - 7.9999              7.7399         7.1422           6.6033              173.681          $30,764,066.47           85
8.0000 - 8.4999              8.1092         7.1612           6.6253              173.945          $14,815,673.63           46
8.5000 - 8.9999              8.6041         7.6291           7.0950              174.219           $6,127,197.89           19
9.0000 - 9.4999              9.1250         8.1500           7.6159              174.000             $328,926.08            1
9.5000 - 9.9999              9.6806         8.2134           7.6793              172.969           $1,246,821.59            4
10.0000-10.4999             10.1250         8.2700           7.7359              173.000             $230,543.71            1
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                  7.7414         7.0966           6.5560              173.301          $75,095,834.64          222

                    PNCMS
      MORTGAGE PASS-THROUGH CERTIFICATES
          SERIES 1998-11, CLASS II-P

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-11 Group I (1476)            WEIGHTED AVERAGE PC RATE:  6.59546275
--------------------------------------------------------------------------------

ISSUE DATE:   10/23/1998
CERTIFICATE BALANCE AT ISSUE:  $600,006,321.51

                                                                                        CERTIFICATE
                                                                    TOTAL               ACCOUNT                  CERTIFICATE
                                                                    NUMBER OF           ACTIVITY                 BALANCE
                                                                    MORTGAGES           (@ PC RATE)              OUTSTANDING
                                                                   -----------        ---------------          ----------------
BALANCES FROM LAST FISCAL MONTH-END:                                   1676                                    $581,837,568.66
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                         $478,823.29
 Unscheduled Principal Collection/Reversals                                              $120,740.14
 Liquidations-in-full                                                   15             $5,920,876.82
 Principal Balance Sales Adjustments                                                           $0.00
 Net Principal Distributed                                                             $6,520,440.25            ($6,520,440.25)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                     $0.00

BALANCE CURRENT FISCAL MONTH-END:                                      1661                                    $575,317,128.41

SCHEDULED INTEREST AT MORTGAGE RATE:                                                   $3,532,544.64

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                   $38.05
 Interest Sales Adjustments                                                                    $0.00
 Interest Accrual Adjustment                                                                   $0.00
 Interest Uncollected on Liquidation                                                           $0.00
 Interest Uncollected on Non-Earning Assets                                                    $0.00
 Net Unscheduled Interest Distributed                                                         $38.05

OTHER:
 Loan Conversion Fees                                                                          $0.00
 Expense Reimbursements                                                                        $0.00
 Gain on Liquidations                                                                          $0.00
 Hazard Insurance Premium Refunds                                                              $0.00
 Net Other Distributions                                                                       $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                        $334,886.57

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                 $2.61
 Servicing Fees Sales Adjustments                                                              $0.00
 Servicing Fees Accrual Adjustments                                                            $0.00
 Servicing Fees Uncollected on Liquidation                                                     $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                 $0.00
 Net Unscheduled Service Fees Distributed                                                      $2.61

MISCELLANEOUS EXPENSES:                                                                        $0.00

NET FUNDS DISTRIBUTED:                                                                 $9,718,133.76

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES:  1998-11 Group I (1476)                WEIGHTED AVERAGE PC RATE:  6.5955

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
     LOAN COUNT OF         AGGREGATE LOSS
    INCURRED LOSSES            AMOUNT
    ---------------            ------
           0                   $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
  PRINCIPAL      SCHEDULED       INTEREST   NET INTEREST            TOTAL
 DISTRIBUTION   INTEREST DUE    ADJUSTMENT  DISTRUBUTION  OTHER  DISTRIBUTION
-------------   ------------    ----------  ------------  -----  ------------
$6,520,440.25   $3,197,658.07    $35.44    $3,197,693.51  $0.00  $9,718,133.76
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                            ORIGINAL            CLAIMS IN           CLAIMS                        COVERAGE
INSURANCE TYPE               BALANCE             PROGRESS            PAID        ADJUSTMENTS      REMAINING
MPI                               $0.00            $0.00             $0.00          $0.00                $0.00

SPECIAL HAZARD            $6,000,063.00            $0.00             $0.00          $0.00        $6,000,063.00

BANKRUPTCY BOND
SINGLE-UNITS                $226,018.00            $0.00             $0.00          $0.00          $226,018.00
MULTI-UNITS                       $0.00            $0.00             $0.00          $0.00                $0.00

MORTGAGE REPURCHASE      $12,000,126.00            $0.00             $0.00          $0.00       $12,000,126.00

DELINQUENT INSTALLMENTS

  ONE                           TWO                            THREE

COUNT   PRIN BALANCE          COUNT    PRIN BALANCE          COUNT   PRIN BALANCE
14      $5,039,703.72           0       $0.00                   3     $551,849.60

   IN FORECLOSURE                                    ACQUIRED

        COUNT        PRIN BALANCE                      COUNT      PRIN BALANCE
         0           $0.00                             0          $0.00

The Group I-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group I Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated October 23, 1998, pursuant to which certain of the Group I Certificates were offered.

The Class Principal Balances of the Class I-B Certificates immediately after the principal and interest distribution are as follows:

             CLASS                      CLASS PRINCIPAL BALANCE
             I-B-1                       $15,238,673.44
             I-B-2                        $5,079,557.14
             I-B-3                        $2,390,379.90

             Total                       $22,708,610.48

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $6,000,063.00, $226,018.00, $12,000,126.00 respectively.

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  February 1999              Distribution Date:  March 25, 1999
Series: 1998-11 Group I (1476) & Group II (1475)
Certificate Trust                                   $0.02

                                                                                                                   Principal Only
    Class                                                                   Portfolio              I-A-1               I-A-2
Weighted Average Pass Through Rate                                           6.55046374%              6.750%              0.000%
Original Principal Balance                                              $750,084,531.00      $49,665,850.00       $1,910,226.00
    Beginning Principal Balance                                         $725,945,076.89      $47,816,600.01       $1,839,100.97
    Loans Transferred In                                                          $0.00               $0.00               $0.00
    Loans Transferred Out                                                         $0.00               $0.00               $0.00
    Principal Losses                                                              $0.00               $0.00               $0.00
    Other Principal Adjustments                                                   $0.00               $0.00               $0.00
    Principal Distributed                                                 $8,077,237.45         $664,624.86          $25,562.51
    Principal Allocation Factor                                              0.01076844          0.01338193          0.01338193
    Scheduled Interest                                                    $3,962,730.75         $268,968.38               $0.00
    Scheduled Interest Allocation Factor                                     0.00528305          0.00541556          0.00000000
    Interest Adjustment                                                          $35.27               $2.39               $0.00
    Interest Adjustment Allocation Factor                                    0.00000005          0.00000005          0.00000000
    Net Interest Distributed                                              $3,962,766.02         $268,970.77               $0.00
    Distributed Allocation Factor                                            0.00528309          0.00541561          0.00000000
        Other Distribution                                                        $0.00               $0.00               $0.00
        Other Distribution Allocation Factor                                 0.00000000          0.00000000          0.00000000
        Ending Total Distribution                                        $12,040,003.47         $933,595.63          $25,562.51
        Ending Principal Balance                                        $717,867,839.44      $47,151,975.15       $1,813,538.46
        Principal Balance Trading Factor                                     0.95704925          0.94938424          0.94938424
                                                                                             693 48L Z51          693 48L Z69


    Class                                                                    I-A-3                 I-A-4               I-A-5
Weighted Average Pass Through Rate                                                6.500%              6.750%              6.500%
Original Principal Balance                                              $200,738,540.00       $9,575,720.00      $30,000,000.00
    Beginning Principal Balance                                         $192,117,452.89       $9,575,720.00      $30,000,000.00
    Loans Transferred In                                                          $0.00               $0.00               $0.00
    Loans Transferred Out                                                         $0.00               $0.00               $0.00
    Principal Losses                                                              $0.00               $0.00               $0.00
    Other Principal Adjustments                                                   $0.00               $0.00               $0.00
    Principal Distributed                                                 $3,098,439.29               $0.00               $0.00
    Principal Allocation Factor                                              0.01543520          0.00000000          0.00000000
    Scheduled Interest                                                    $1,040,636.20          $53,863.43         $162,500.00
    Scheduled Interest Allocation Factor                                     0.00518404          0.00562500          0.00541667
    Interest Adjustment                                                           $0.00               $0.00               $1.45
    Interest Adjustment Allocation Factor                                    0.00000000          0.00000000          0.00000005
    Net Interest Distributed                                              $1,040,636.20          $53,863.43         $162,501.45
    Distributed Allocation Factor                                            0.00518404          0.00562500          0.00541672
        Other Distribution                                                        $0.00               $0.00               $0.00
        Other Distribution Allocation Factor                                 0.00000000          0.00000000          0.00000000
        Ending Total Distribution                                         $4,139,075.49          $53,863.43         $162,501.45
        Ending Principal Balance                                        $189,019,013.60       $9,575,720.00      $30,000,000.00
        Principal Balance Trading Factor                                     0.94161796          1.00000000          1.00000000
                                                                        693 48L Z77           693 48L Z85        693 48L Z93

                                                                              Lockout
    Class                                                                      I-A-6               I-A-7
Weighted Average Pass Through Rate                                                 6.500%              6.500%
Original Principal Balance                                                $57,130,000.00     $107,277,682.00
    Beginning Principal Balance                                           $57,130,000.00     $103,283,418.93
    Loans Transferred In                                                           $0.00               $0.00
    Loans Transferred Out                                                          $0.00               $0.00
    Principal Losses                                                               $0.00               $0.00
    Other Principal Adjustments                                                    $0.00               $0.00
    Principal Distributed                                                          $0.00       $1,435,583.62
    Principal Allocation Factor                                               0.00000000          0.01338194
    Scheduled Interest                                                       $309,454.17         $559,451.85
    Scheduled Interest Allocation Factor                                      0.00541667          0.00521499
    Interest Adjustment                                                            $2.75               $4.98
    Interest Adjustment Allocation Factor                                     0.00000005          0.00000005
    Net Interest Distributed                                                 $309,456.92         $559,456.83
    Distributed Allocation Factor                                             0.00541671          0.00521503
        Other Distribution                                                         $0.00               $0.00
        Other Distribution Allocation Factor                                  0.00000000          0.00000000
        Ending Total Distribution                                            $309,456.92       $1,995,040.45
        Ending Principal Balance                                          $57,130,000.00     $101,847,835.31
        Principal Balance Trading Factor                                      1.00000000          0.94938512
                                                                          693 48L 2A6        693 48L 2B4

                                              Distribution Date:  March 25, 1999


    Class                                                   I-A-8               I-A-9              I-A-10              I-A-11
Weighted Average Pass Through Rate                            6.500%              6.500%              7.000%              6.250%
Original Principal Balance                            $7,945,000.00       $1,013,177.00      $10,513,177.00       $2,483,281.00
    Beginning Principal Balance                       $7,945,000.00       $1,013,177.00      $10,513,177.00       $2,390,818.93
    Loans Transferred In                                      $0.00               $0.00               $0.00               $0.00
    Loans Transferred Out                                     $0.00               $0.00               $0.00               $0.00
    Principal Losses                                          $0.00               $0.00               $0.00               $0.00
    Other Principal Adjustments                               $0.00               $0.00               $0.00               $0.00
    Principal Distributed                                     $0.00               $0.00               $0.00          $33,231.09
    Principal Allocation Factor                          0.00000000          0.00000000          0.00000000          0.01338193
    Scheduled Interest                                   $43,035.42           $5,488.04          $61,326.87          $12,452.18
    Scheduled Interest Allocation Factor                 0.00541667          0.00541666          0.00583333          0.00501441
    Interest Adjustment                                       $0.38               $0.05               $0.55               $0.11
    Interest Adjustment Allocation Factor                0.00000005          0.00000005          0.00000005          0.00000004
    Net Interest Distributed                             $43,035.80           $5,488.09          $61,327.42          $12,452.29
    Distributed Allocation Factor                        0.00541671          0.00541671          0.00583339          0.00501445
        Other Distribution                                    $0.00               $0.00               $0.00               $0.00
        Other Distribution Allocation Factor             0.00000000          0.00000000          0.00000000          0.00000000
        Ending Total Distribution                        $43,035.80           $5,488.09          $61,327.42          $45,683.38
        Ending Principal Balance                      $7,945,000.00       $1,013,177.00      $10,513,177.00       $2,357,587.84
        Principal Balance Trading Factor                 1.00000000          1.00000000          1.00000000          0.94938424
                                                      693 48L 2C2         693 48L 2D0         693 48L 2E8         693 48L 2F5


                                                                                        Principal rounded to
                                                                                             Next Highest
                                                     Interest Only    Principal Only      Multiple of $1,000
    Class                                                I-A-12           I-A-13                 I-A-14               I-A-15
Weighted Average Pass Through Rate                          6.500%           0.000%                  6.750%              8.000%
Original Principal Balance                                  $0.00      $847,168.00           $4,000,000.00       $2,000,000.00
    Beginning Principal Balance                             $0.00      $847,168.00           $4,000,000.00       $2,000,000.00
    Loans Transferred In                                    $0.00            $0.00                   $0.00               $0.00
    Loans Transferred Out                                   $0.00            $0.00                   $0.00               $0.00
    Principal Losses                                        $0.00            $0.00                   $0.00               $0.00
    Other Principal Adjustments                             $0.00            $0.00                   $0.00               $0.00
    Principal Distributed                                   $0.00            $0.00                   $0.00               $0.00
    Principal Allocation Factor                        0.00000000       0.00000000              0.00000000          0.00000000
    Scheduled Interest                                    $498.09            $0.00              $22,500.00          $13,333.33
    Scheduled Interest Allocation Factor               0.00000000       0.00000000              0.00562500          0.00666667
    Interest Adjustment                                     $0.00            $0.00                   $0.20               $0.00
    Interest Adjustment Allocation Factor              0.00000000       0.00000000              0.00000005          0.00000000
    Net Interest Distributed                              $498.09            $0.00              $22,500.20          $13,333.33
    Distributed Allocation Factor                      0.00000000       0.00000000              0.00562505          0.00666667
        Other Distribution                                  $0.00            $0.00                   $0.00               $0.00
        Other Distribution Allocation Factor           0.00000000       0.00000000              0.00000000          0.00000000
        Ending Total Distribution                         $498.09            $0.00              $22,500.20          $13,333.33
        Ending Principal Balance                            $0.00      $847,168.00           $4,000,000.00       $2,000,000.00
        Principal Balance Trading Factor               0.00000000       1.00000000              1.00000000          1.00000000
                                                      693 48L 2G3      693 48L 2H1             693 48L 2J7         693 48L 2K4

    Class                                                 I-A-16              I-A-17
Weighted Average Pass Through Rate                           6.750%              6.000%
Original Principal Balance                           $2,000,000.00       $2,500,000.00
    Beginning Principal Balance                      $2,000,000.00       $2,500,000.00
    Loans Transferred In                                     $0.00               $0.00
    Loans Transferred Out                                    $0.00               $0.00
    Principal Losses                                         $0.00               $0.00
    Other Principal Adjustments                              $0.00               $0.00
    Principal Distributed                                    $0.00               $0.00
    Principal Allocation Factor                         0.00000000          0.00000000
    Scheduled Interest                                  $11,250.00          $12,500.00
    Scheduled Interest Allocation Factor                0.00562500          0.00500000
    Interest Adjustment                                      $0.10               $0.11
    Interest Adjustment Allocation Factor               0.00000005          0.00000004
    Net Interest Distributed                            $11,250.10          $12,500.11
    Distributed Allocation Factor                       0.00562505          0.00500004
        Other Distribution                                   $0.00               $0.00
        Other Distribution Allocation Factor            0.00000000          0.00000000
        Ending Total Distribution                       $11,250.10          $12,500.11
        Ending Principal Balance                     $2,000,000.00       $2,500,000.00
        Principal Balance Trading Factor                1.00000000          1.00000000
                                                       693 48L 2L2         693 48L 2M0

                                                    Floater         Principal Only                          Principal Only
    Class                                            I-A-18             I-A-19             I-A-20               I-A-21
Weighted Average Pass Through Rate                     11.880%              0.000%              6.600%              0.000%
Original Principal Balance                        $312,500.00         $445,221.00      $78,054,853.00       $1,200,844.00
    Beginning Principal Balance                   $312,500.00         $445,221.00      $74,658,569.31       $1,148,593.48
    Loans Transferred In                                $0.00               $0.00               $0.00               $0.00
    Loans Transferred Out                               $0.00               $0.00               $0.00               $0.00
    Principal Losses                                    $0.00               $0.00               $0.00               $0.00
    Other Principal Adjustments                         $0.00               $0.00               $0.00               $0.00
    Principal Distributed                               $0.00               $0.00       $1,220,632.47          $18,778.96
    Principal Allocation Factor                    0.00000000          0.00000000          0.01563814          0.01563814
    Scheduled Interest                              $3,093.75               $0.00         $410,622.13               $0.00
    Scheduled Interest Allocation Factor           0.00990000          0.00000000          0.00526069          0.00000000
    Interest Adjustment                                 $0.03               $0.00               $3.65               $0.00
    Interest Adjustment Allocation Factor          0.00000010          0.00000000          0.00000005          0.00000000
    Net Interest Distributed                        $3,093.78               $0.00         $410,625.78               $0.00
    Distributed Allocation Factor                  0.00990010          0.00000000          0.00526073          0.00000000
        Other Distribution                              $0.00               $0.00               $0.00               $0.00
        Other Distribution Allocation Factor       0.00000000          0.00000000          0.00000000          0.00000000
        Ending Total Distribution                   $3,093.78               $0.00       $1,631,258.25          $18,778.96
        Ending Principal Balance                  $312,500.00         $445,221.00      $73,437,936.84       $1,129,814.52
        Principal Balance Trading Factor           1.00000000          1.00000000          0.94085036          0.94085037
                                                  693 48L 2N8         693 48L 2P3         693 48L 2Q1         693 48L 2R9


                                                      Floater                            Principal Only
    Class                                              I-A-22             II-A-1             II-A-2               II-A-3
Weighted Average Pass Through Rate                         5.800%              6.500%             0.000%              6.250%
Original Principal Balance                         $1,687,500.00     $111,455,573.00      $4,458,223.00      $30,000,000.00
    Beginning Principal Balance                    $1,687,500.00     $106,936,925.88      $4,277,477.11      $28,783,735.88
    Loans Transferred In                                   $0.00               $0.00              $0.00               $0.00
    Loans Transferred Out                                  $0.00               $0.00              $0.00               $0.00
    Principal Losses                                       $0.00               $0.00              $0.00               $0.00
    Other Principal Adjustments                            $0.00               $0.00              $0.00               $0.00
    Principal Distributed                                  $0.00       $1,178,394.84         $47,135.79         $317,183.29
    Principal Allocation Factor                       0.00000000          0.01057278         0.01057278          0.01057278
    Scheduled Interest                                 $8,156.25         $579,241.68              $0.00         $149,915.29
    Scheduled Interest Allocation Factor              0.00483333          0.00519706         0.00000000          0.00499718
    Interest Adjustment                                    $0.00               $5.16              $0.00               $1.33
    Interest Adjustment Allocation Factor             0.00000000          0.00000005         0.00000000          0.00000004
    Net Interest Distributed                           $8,156.25         $579,246.84              $0.00         $149,916.62
    Distributed Allocation Factor                     0.00483333          0.00519711         0.00000000          0.00499722
        Other Distribution                                 $0.00               $0.00              $0.00               $0.00
        Other Distribution Allocation Factor          0.00000000          0.00000000         0.00000000          0.00000000
        Ending Total Distribution                      $8,156.25       $1,757,641.68         $47,135.79         $467,099.91
        Ending Principal Balance                   $1,687,500.00     $105,758,531.04      $4,230,341.32      $28,466,552.59
        Principal Balance Trading Factor              1.00000000          0.94888509         0.94888509          0.94888509
                                                     693 48L 2S7         693 48L 2T5        693 48L 2U2         693 48L 2V0

                                                  Interest Only       Interest Only
    Class                                              I-X                 II-X
Weighted Average Pass Through Rate                       6.500%              6.250%
Original Principal Balance                               $0.00               $0.00
    Beginning Principal Balance                          $0.00               $0.00
    Loans Transferred In                                 $0.00               $0.00
    Loans Transferred Out                                $0.00               $0.00
    Principal Losses                                     $0.00               $0.00
    Other Principal Adjustments                          $0.00               $0.00
    Principal Distributed                                $0.00               $0.00
    Principal Allocation Factor                     0.00000000          0.00000000
    Scheduled Interest                              $47,146.43          $14,703.41
    Scheduled Interest Allocation Factor            0.00000000          0.00000000
    Interest Adjustment                                  $0.42               $0.13
    Interest Adjustment Allocation Factor           0.00000000          0.00000000
    Net Interest Distributed                        $47,146.85          $14,703.54
    Distributed Allocation Factor                   0.00000000          0.00000000
        Other Distribution                               $0.00               $0.00
        Other Distribution Allocation Factor        0.00000000          0.00000000
        Ending Total Distribution                   $47,146.85          $14,703.54
        Ending Principal Balance                         $0.00               $0.00
        Principal Balance Trading Factor            0.00000000          0.00000000
                                                   693 48L 2W8         693 48L 2X6

                                                  Principal Only      Principal Only
    Class                                               I-P                II-P                I-B-1              I-B-2
Weighted Average Pass Through Rate                        0.000%              0.000%              6.500%              6.500%
Original Principal Balance                          $205,181.00          $37,264.00      $15,300,161.00       $5,100,053.00
    Beginning Principal Balance                     $204,406.96          $36,641.97      $15,251,223.91       $5,083,740.63
    Loans Transferred In                                  $0.00               $0.00               $0.00               $0.00
    Loans Transferred Out                                 $0.00               $0.00               $0.00               $0.00
    Principal Losses                                      $0.00               $0.00               $0.00               $0.00
    Other Principal Adjustments                           $0.00               $0.00               $0.00               $0.00
    Principal Distributed                               $209.13             $155.89          $12,550.47           $4,183.49
    Principal Allocation Factor                      0.00101925          0.00418339          0.00082028          0.00082028
    Scheduled Interest                                    $0.00               $0.00          $82,610.80          $27,536.93
    Scheduled Interest Allocation Factor             0.00000000          0.00000000          0.00539934          0.00539934
    Interest Adjustment                                   $0.00               $0.00               $0.74               $0.25
    Interest Adjustment Allocation Factor            0.00000000          0.00000000          0.00000005          0.00000005
    Net Interest Distributed                              $0.00               $0.00          $82,611.54          $27,537.18
    Distributed Allocation Factor                    0.00000000          0.00000000          0.00539939          0.00539939
        Other Distribution                                $0.00               $0.00               $0.00               $0.00
        Other Distribution Allocation Factor         0.00000000          0.00000000          0.00000000          0.00000000
        Ending Total Distribution                       $209.13             $155.89          $95,162.01          $31,720.67
        Ending Principal Balance                    $204,197.83          $36,486.08      $15,238,673.44       $5,079,557.14
        Principal Balance Trading Factor             0.99520828          0.97912409          0.99598125          0.99598125
                                                    693 48L 2Y4         693 48L 2Z1         693 48L 3A5         693 48L 3B3



    Class                                              I-B-3                I-B-4              I-B-5               I-B-6
Weighted Average Pass Through Rate                         6.500%              6.500%             6.500%              6.500%
Original Principal Balance                         $2,400,025.00       $3,000,031.00      $1,200,012.00       $1,500,018.00
    Beginning Principal Balance                    $2,392,348.60       $2,990,435.49      $1,196,173.80       $1,495,220.24
    Loans Transferred In                                   $0.00               $0.00              $0.00               $0.00
    Loans Transferred Out                                  $0.00               $0.00              $0.00               $0.00
    Principal Losses                                       $0.00               $0.00              $0.00               $0.00
    Other Principal Adjustments                            $0.00               $0.00              $0.00               $0.00
    Principal Distributed                              $1,968.70           $2,460.88            $984.35           $1,230.44
    Principal Allocation Factor                       0.00082028          0.00082028         0.00082028          0.00082028
    Scheduled Interest                                $12,958.55          $16,198.19          $6,479.27           $8,099.11
    Scheduled Interest Allocation Factor              0.00539934          0.00539934         0.00539934          0.00539934
    Interest Adjustment                                    $0.12               $0.14              $0.06               $0.07
    Interest Adjustment Allocation Factor             0.00000005          0.00000005         0.00000005          0.00000005
    Net Interest Distributed                          $12,958.67          $16,198.33          $6,479.33           $8,099.18
    Distributed Allocation Factor                     0.00539939          0.00539939         0.00539939          0.00539939
        Other Distribution                                 $0.00               $0.00              $0.00               $0.00
        Other Distribution Allocation Factor          0.00000000          0.00000000         0.00000000          0.00000000
        Ending Total Distribution                     $14,927.37          $18,659.21          $7,463.68           $9,329.62
        Ending Principal Balance                   $2,390,379.90       $2,987,974.61      $1,195,189.45       $1,493,989.80
        Principal Balance Trading Factor              0.99598125          0.99598125         0.99598125          0.99598125
                                                     693 48L 3C1         693 48L 3M9        693 48L 3N7         693 48L 3P2

    Class                                                  II-B-1                II-B-2
Weighted Average Pass Through Rate                             6.250%              6.250%
Original Principal Balance                             $2,251,173.00         $525,273.00
    Beginning Principal Balance                        $2,221,488.22         $518,346.56
    Loans Transferred In                                       $0.00               $0.00
    Loans Transferred Out                                      $0.00               $0.00
    Principal Losses                                           $0.00               $0.00
    Other Principal Adjustments                                $0.00               $0.00
    Principal Distributed                                  $7,596.75           $1,772.57
    Principal Allocation Factor                           0.00337458          0.00337458
    Scheduled Interest                                    $11,570.25           $2,699.72
    Scheduled Interest Allocation Factor                  0.00513965          0.00513965
    Interest Adjustment                                        $0.10               $0.02
    Interest Adjustment Allocation Factor                 0.00000004          0.00000004
    Net Interest Distributed                              $11,570.35           $2,699.74
    Distributed Allocation Factor                         0.00513970          0.00513969
        Other Distribution                                     $0.00               $0.00
        Other Distribution Allocation Factor              0.00000000          0.00000000
        Ending Total Distribution                         $19,167.10           $4,472.31
        Ending Principal Balance                       $2,213,891.47         $516,573.99
        Principal Balance Trading Factor                  0.98343906          0.98343906
                                                         693 48L 3D9         693 48L 3E7

    Class                                               II-B-3              II-B-4              II-B-5             II-B-6
Weighted Average Pass Through Rate                         6.250%              6.250%              6.250%              6.250%
Original Principal Balance                           $525,273.00         $375,195.00         $225,117.00         $225,120.00
    Beginning Principal Balance                      $518,346.56         $370,247.54         $222,148.52         $222,151.48
    Loans Transferred In                                   $0.00               $0.00               $0.00               $0.00
    Loans Transferred Out                                  $0.00               $0.00               $0.00               $0.00
    Principal Losses                                       $0.00               $0.00               $0.00               $0.00
    Other Principal Adjustments                            $0.00               $0.00               $0.00               $0.00
    Principal Distributed                              $1,772.57           $1,266.12             $759.67             $759.68
    Principal Allocation Factor                       0.00337458          0.00337458          0.00337458          0.00337458
    Scheduled Interest                                 $2,699.72           $1,928.37           $1,157.02           $1,157.04
    Scheduled Interest Allocation Factor              0.00513965          0.00513965          0.00513964          0.00513966
    Interest Adjustment                                    $0.02               $0.02               $0.01               $0.01
    Interest Adjustment Allocation Factor             0.00000004          0.00000005          0.00000004          0.00000004
    Net Interest Distributed                           $2,699.74           $1,928.39           $1,157.03           $1,157.05
    Distributed Allocation Factor                     0.00513969          0.00513970          0.00513968          0.00513970
        Other Distribution                                 $0.00               $0.00               $0.00               $0.00
        Other Distribution Allocation Factor          0.00000000          0.00000000          0.00000000          0.00000000
        Ending Total Distribution                      $4,472.31           $3,194.51           $1,916.70           $1,916.73
        Ending Principal Balance                     $516,573.99         $368,981.42         $221,388.85         $221,391.80
        Principal Balance Trading Factor              0.98343906          0.98343905          0.98343904          0.98343903
                                                     693 48L 3F4         693 48L 3G2         693 48L 3H0         693 48L 3J6

    Class                                                  R-1                R-2
Weighted Average Pass Through Rate                         6.500%             6.500%
Original Principal Balance                                $50.00             $50.00
    Beginning Principal Balance                            $0.00              $0.00
    Loans Transferred In                                   $0.00              $0.00         I-A-12 Notional Balance
    Loans Transferred Out                                  $0.00              $0.00                      $91,954.57
    Principal Losses                                       $0.00              $0.00
    Other Principal Adjustments                            $0.00              $0.00            I-X Notional Balance
    Principal Distributed                                  $0.00              $0.00                   $8,703,956.64
    Principal Allocation Factor                       0.00000000         0.00000000
    Scheduled Interest                                ($2,501.12)             $0.00           II-X Notional Balance
    Scheduled Interest Allocation Factor              0.00000000         0.00000000                   $2,823,055.44
    Interest Adjustment                                   ($0.02)             $0.00
    Interest Adjustment Allocation Factor             0.00000000         0.00000000
    Net Interest Distributed                          ($2,501.10)             $0.00
    Distributed Allocation Factor                     0.00000000         0.00000000
        Other Distribution                                 $0.00              $0.00
        Other Distribution Allocation Factor          0.00000000         0.00000000
        Ending Total Distribution                     ($2,501.10)             $0.00
        Ending Principal Balance                           $0.00              $0.00
        Principal Balance Trading Factor              0.00000000         0.00000000
                                                     693 48L 3K3        693 48L 3L1

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-11 Group II (1475)            WEIGHTED AVERAGE PC RATE:  636.6155%
Group II
--------------------------------------------------------------------------------

ISSUE DATE:   10/23/1998
CERTIFICATE BALANCE AT ISSUE:  $150,078,212.28

                                                                                        CERTIFICATE
                                                                    TOTAL               ACCOUNT                  CERTIFICATE
                                                                    NUMBER OF           ACTIVITY                 BALANCE
                                                                    MORTGAGES           (@ PC RATE)              OUTSTANDING
                                                                   -----------        ---------------          ----------------
BALANCES FROM LAST FISCAL MONTH-END:                                   407                                     $144,107,511.02
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                         $492,830.56
 Unscheduled Principal Collection/Reversals                                               $91,403.44
 Liquidations-in-full                                                   2                $972,563.20
 Principal Balance Sales Adjustments                                                           $0.00
 Net Principal Distributed                                                             $1,556,797.20            ($1,556,797.20)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                     $0.00

BALANCE CURRENT FISCAL MONTH-END:                                      405                                     $142,550,713.82

SCHEDULED INTEREST AT MORTGAGE RATE:                                                     $846,324.83

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                   ($0.17)
 Interest Sales Adjustments                                                                    $0.00
 Interest Accrual Adjustment                                                                   $0.00
 Interest Uncollected on Liquidation                                                           $0.00
 Interest Uncollected on Non-Earning Assets                                                    $0.00
 Net Unscheduled Interest Distributed                                                         ($0.17)

OTHER:
 Loan Conversion Fees                                                                          $0.00
 Expense Reimbursements                                                                        $0.00
 Gain on Liquidations                                                                          $0.00
 Hazard Insurance Premium Refunds                                                              $0.00
 Net Other Distributions                                                                       $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                         $81,252.15

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                 $0.00
 Servicing Fees Sales Adjustments                                                              $0.00
 Servicing Fees Accrual Adjustments                                                            $0.00
 Servicing Fees Uncollected on Liquidation                                                     $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                 $0.00
 Net Unscheduled Service Fees Distributed                                                      $0.00

MISCELLANEOUS EXPENSES:                                                                        $0.00

NET FUNDS DISTRIBUTED:                                                                 $2,321,869.71

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES:  1998-11 Group II (1475)            WEIGHTED AVERAGE PC RATE:  636.6155%

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
     LOAN COUNT OF         AGGREGATE LOSS
    INCURRED LOSSES            AMOUNT
    ---------------            ------
           0                   $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
  PRINCIPAL      SCHEDULED       INTEREST   NET INTEREST            TOTAL
 DISTRIBUTION   INTEREST DUE    ADJUSTMENT  DISTRUBUTION  OTHER  DISTRIBUTION
-------------   ------------    ----------  ------------  -----  ------------
$1,556,797.20   $765,072.68      ($0.17)   $765,072.51    $0.00  $2,321,869.71
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                            ORIGINAL            CLAIMS IN           CLAIMS                        COVERAGE
INSURANCE TYPE               BALANCE             PROGRESS            PAID        ADJUSTMENTS      REMAINING
MPI                              $0.00             $0.00             $0.00          $0.00               $0.00

SPECIAL HAZARD           $2,427,732.00             $0.00             $0.00          $0.00       $2,427,732.00

BANKRUPTCY BOND
SINGLE-UNITS               $100,000.00             $0.00             $0.00          $0.00         $100,000.00
MULTI-UNITS                      $0.00             $0.00             $0.00          $0.00               $0.00

MORTGAGE REPURCHASE      $1,500,782.00             $0.00             $0.00          $0.00       $1,500,782.00


DELINQUENT INSTALLMENTS

  ONE                           TWO                            THREE

COUNT   PRIN BALANCE          COUNT    PRIN BALANCE          COUNT   PRIN BALANCE
 1      $55,308.58              2       $864,427.54             0     $0.00

   IN FORECLOSURE                                    ACQUIRED

        COUNT        PRIN BALANCE                      COUNT      PRIN BALANCE
         0           $0.00                             0          $0.00

The Group II-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group II Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated October 23, 1998, pursuant to which certain of the Group II Certificates were offered.

The Class Principal Balances of the Class II-B Certificates immediately after the principal and interest distribution are as follows:

              CLASS                CLASS PRINCIPAL BALANCE
             II-B-1                   $2,213,891.47
             II-B-2                     $516,573.99
             II-B-3                     $516,573.99

              Total                   $3,247,039.44

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $2,427,732.00, $100,000.00, $1,500,782.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998-11 Group II (1475)

Interest Rate           Interest Rate      Net Rate      Pass Through Rate    Remaining Term    Principal Balance   Number Of Loans
-----------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999             6.3750          6.1250            6.0850             113.000              $375,330.38           1
6.0000 - 6.4999             6.7994          6.3276            6.2876             172.767           $54,711,473.70         150
6.5000 - 6.9999             7.1394          6.4035            6.3635             171.720           $76,844,136.73         219
7.0000 - 7.4999             7.6500          6.8404            6.8004             172.718           $10,619,773.01          35
7.5000 - 7.9999
8.0000 - 8.4999
8.5000 - 8.9999
9.0000 - 9.4999
9.5000 - 9.9999
10.0000-10.4999
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999
                            7.0449          6.4062            6.3662             172.042          $142,550,713.82         405
Pool Totals                 7.0560          6.4157             $6.38             176.058          $149,466,151.61         416

                    PNCMS
      MORTGAGE PASS-THROUGH CERTIFICATES
          SERIES 1998-12, CLASS III-P

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-12 Group I (1488)                WEIGHTED AVERAGE PC RATE:  6.3223
--------------------------------------------------------------------------------

ISSUE DATE:   11/30/1998
CERTIFICATE BALANCE AT ISSUE:  $682,062,143.24

                                                                                        CERTIFICATE
                                                                    TOTAL               ACCOUNT                  CERTIFICATE
                                                                    NUMBER OF           ACTIVITY                 BALANCE
                                                                    MORTGAGES           (@ PC RATE)              OUTSTANDING
                                                                   -----------        ---------------          ----------------
BALANCES FROM LAST FISCAL MONTH-END:                                   1974                                    $669,797,047.01
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                         $560,879.27
 Unscheduled Principal Collection/Reversals                                              $172,084.55
 Liquidations-in-full                                                   12             $3,479,953.71
 Principal Balance Sales Adjustments                                                           $0.00
 Net Principal Distributed                                                             $4,212,917.53            ($4,212,917.53)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                     $0.00

BALANCE CURRENT FISCAL MONTH-END:                                      1962                                    $665,584,129.48

SCHEDULED INTEREST AT MORTGAGE RATE:                                                   $3,965,216.81

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                  $100.21
 Interest Sales Adjustments                                                                    $0.00
 Interest Accrual Adjustment                                                                   $0.00
 Interest Uncollected on Liquidation                                                           $0.00
 Interest Uncollected on Non-Earning Assets                                                    $0.00
 Net Unscheduled Interest Distributed                                                        $100.21

OTHER:
 Loan Conversion Fees                                                                          $0.00
 Expense Reimbursements                                                                        $0.00
 Gain on Liquidations                                                                          $0.00
 Hazard Insurance Premium Refunds                                                              $0.00
 Net Other Distributions                                                                       $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                        $435,219.78

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                 $6.14
 Servicing Fees Sales Adjustments                                                              $0.00
 Servicing Fees Accrual Adjustments                                                            $0.00
 Servicing Fees Uncollected on Liquidation                                                     $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                 $0.00
 Net Unscheduled Service Fees Distributed                                                      $6.14

MISCELLANEOUS EXPENSES:                                                                        $0.00

NET FUNDS DISTRIBUTED:                                                                 $7,743,008.63

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES:  1998-12 Group I (1488)                WEIGHTED AVERAGE PC RATE:  6.3223

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
     LOAN COUNT OF         AGGREGATE LOSS
    INCURRED LOSSES            AMOUNT
    ---------------            ------
           0                   $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
  PRINCIPAL      SCHEDULED       INTEREST   NET INTEREST            TOTAL
 DISTRIBUTION   INTEREST DUE    ADJUSTMENT  DISTRUBUTION  OTHER  DISTRIBUTION
-------------   ------------    ----------  ------------  -----  ------------
$4,212,917.53   $3,529,997.03    $94.07    $3,530,091.10  $0.00  $7,743,008.63
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                            ORIGINAL            CLAIMS IN           CLAIMS                        COVERAGE
INSURANCE TYPE               BALANCE             PROGRESS            PAID        ADJUSTMENTS      REMAINING
MPI                               $0.00            $0.00             $0.00          $0.00                $0.00

SPECIAL HAZARD            $6,820,621.00            $0.00             $0.00          $0.00        $6,820,621.00

BANKRUPTCY BOND
SINGLE-UNITS                $230,001.00            $0.00             $0.00          $0.00          $230,001.00
MULTI-UNITS                       $0.00            $0.00             $0.00          $0.00                $0.00

MORTGAGE REPURCHASE      $13,641,243.00            $0.00             $0.00          $0.00       $13,641,243.00

DELINQUENT INSTALLMENTS

  ONE                           TWO                            THREE

COUNT   PRIN BALANCE          COUNT    PRIN BALANCE          COUNT   PRIN BALANCE
31      $11,455,730.21          1       $238,955.11             0     $0.00

   IN FORECLOSURE                                    ACQUIRED

        COUNT        PRIN BALANCE                      COUNT      PRIN BALANCE
         0           $0.00                             0          $0.00

The Group I-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group I Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated November 25, 1998, and amended by that certain supplement to Prospectus Supplement, dated November 25, 1998, pursuant to which certain of the Group I Certificates were offered.

The Class Principal Balances of the Class I-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

              CLASS                CLASS PRINCIPAL BALANCE
              I-B-1                    $14,275,979.24
              I-B-2                     $6,118,276.54
              I-B-3                     $2,719,234.58
              I-B-4                     $2,379,329.37
              I-B-5                     $1,359,617.77
              I-B-6                     $2,039,425.18

              Total                    $28,891,862.67

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $6,820,621.00, $230,001.00, $13,641,243.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998-12 Group I  (1488)

Interest Rate           Interest Rate      Net Rate      Pass Through Rate    Remaining Term    Principal Balance   Number Of Loans
-----------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999             6.3750          6.1250           6.0842              355.288            $3,529,492.80            9
7.5000 - 7.9999             6.7818          6.3292           6.2844              354.566          $204,673,978.49          582
8.0000 - 8.4999             7.1840          6.3476           6.3030              354.255          $386,101,472.12         1156
8.5000 - 8.9999             7.5726          6.5580           6.5145              353.614           $67,344,077.18          202
9.0000 - 9.4999             8.0746          7.1076           7.0660              340.803            $3,681,400.78           12
9.5000 - 9.9999
10.0000-10.4999             9.0000          7.8500           7.8100              351.000              $253,708.11            1
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                 7.1010          6.3668           6.3223              354.216          $665,584,129.48         1962

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  February 1999              Distribution Date:  March 25, 1999
SERIES:  1998-12 Groups I - IV (1488-1491)
Certificate Trust                                                  $7.80
                                                                                                                    Lockout
     Class                                          All Groups             I-A-1                 I-A-2               I-A-3
Weighted Average Pass Through Rate                    6.89432086%               6.250%               5.750%               6.250%
Original Principal Balance                      $1,967,029,093.95     $366,069,132.00       $45,685,500.00       $64,981,300.00
     Beginning Principal Balance                $1,930,177,028.93     $356,798,889.18       $45,685,500.00       $64,981,300.00
     Loans Transferred In                                  $0.00                $0.00                $0.00                $0.00
     Loans Transferred Out                                 $0.00                $0.00                $0.00                $0.00
     Principal Losses                                      $0.00                $0.00                $0.00                $0.00
     Other Principal Adjustments                           $0.00                $0.00                $0.00                $0.00
     Principal Distributed                        $21,365,003.19        $3,184,044.66                $0.00                $0.00
     Principal Allocation Factor                      0.01086156           0.00869793           0.00000000           0.00000000
     Scheduled Interest                           $11,089,350.02        $1,858,327.55          $218,909.69          $338,444.27
     Scheduled Interest Allocation Factor             0.00563761           0.00507644           0.00479167           0.00520833
     Interest Adjustment                                ($344.13)             ($57.67)              ($6.79)             ($10.50)
     Interest Adjustment Allocation Factor           -0.00000017          -0.00000016          -0.00000015          -0.00000016
     Net Interest Distributed                     $11,089,005.89        $1,858,269.88          $218,902.90          $338,433.77
     Distributed Allocation Factor                    0.00563744           0.00507628           0.00479152           0.00520817
         Other Distribution                                $0.00                $0.00                $0.00                $0.00
         Other Distribution Allocation Factor         0.00000000           0.00000000           0.00000000           0.00000000
         Ending Total Distribution                $32,454,009.08        $5,042,314.54          $218,902.90          $338,433.77
         Ending Principal Balance               $1,908,812,025.74     $353,614,844.52       $45,685,500.00       $64,981,300.00
         Principal Balance Trading Factor             0.97040356           0.96597832           1.00000000           1.00000000


     Class                                              I-A-4                 I-A-5
Weighted Average Pass Through Rate                          7.000%               7.000%
Original Principal Balance                         $10,319,000.00        $8,666,000.00
     Beginning Principal Balance                   $10,319,000.00        $8,666,000.00
     Loans Transferred In                                   $0.00                $0.00
     Loans Transferred Out                                  $0.00                $0.00
     Principal Losses                                       $0.00                $0.00
     Other Principal Adjustments                            $0.00                $0.00
     Principal Distributed                                 ($0.00)               $0.00
     Principal Allocation Factor                       0.00000000           0.00000000
     Scheduled Interest                                $60,194.17           $50,551.67
     Scheduled Interest Allocation Factor              0.00583333           0.00583333
     Interest Adjustment                                   ($1.87)              ($1.57)
     Interest Adjustment Allocation Factor            -0.00000018          -0.00000018
     Net Interest Distributed                          $60,192.30           $50,550.10
     Distributed Allocation Factor                     0.00583315           0.00583315
         Other Distribution                                 $0.00                $0.00
         Other Distribution Allocation Factor          0.00000000           0.00000000
         Ending Total Distribution                     $60,192.30           $50,550.10
         Ending Principal Balance                  $10,319,000.00        $8,666,000.00
         Principal Balance Trading Factor              1.00000000           1.00000000

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  February 1999                     25, 1999        Page 1
SERIES:  1998-12 Groups I - IV (1488-1491)
Certificate Trust


     Class                                                  I-A-6               I-A-7                I-A-8                I-A-9
Weighted Average Pass Through Rate                             7.000%               7.000%               7.000%               6.250%
Original Principal Balance                             $5,548,000.00        $6,685,000.00        $3,184,000.00       $81,849,736.00
     Beginning Principal Balance                       $5,548,000.00        $6,685,000.00        $3,184,000.00       $80,053,631.38
     Loans Transferred In                                      $0.00                $0.00                $0.00                $0.00
     Loans Transferred Out                                     $0.00                $0.00                $0.00                $0.00
     Principal Losses                                          $0.00                $0.00                $0.00                $0.00
     Other Principal Adjustments                               $0.00                $0.00                $0.00                $0.00
     Principal Distributed                                     $0.00                $0.00                $0.00          $616,906.96
     Principal Allocation Factor                          0.00000000           0.00000000           0.00000000           0.00753707
     Scheduled Interest                                   $32,363.33           $38,995.83           $18,573.33          $416,946.00
     Scheduled Interest Allocation Factor                 0.00583333           0.00583333           0.00583333           0.00509404
     Interest Adjustment                                      ($1.00)              ($1.21)              ($0.58)             ($12.94)
     Interest Adjustment Allocation Factor               -0.00000018          -0.00000018          -0.00000018          -0.00000016
     Net Interest Distributed                             $32,362.33           $38,994.62           $18,572.75          $416,933.06
     Distributed Allocation Factor                        0.00583315           0.00583315           0.00583315           0.00509388
         Other Distribution                                    $0.00                $0.00                $0.00                $0.00
         Other Distribution Allocation Factor             0.00000000           0.00000000           0.00000000           0.00000000
         Ending Total Distribution                        $32,362.33           $38,994.62           $18,572.75        $1,033,840.02
         Ending Principal Balance                      $5,548,000.00        $6,685,000.00        $3,184,000.00       $79,436,724.42
         Principal Balance Trading Factor                 1.00000000           1.00000000           1.00000000           0.97051901

                                                        Principal Only
     Class                                                  I-A-10                I-A-11
Weighted Average Pass Through Rate                               0.000%              7.000%
Original Principal Balance                               $2,201,280.00       $3,775,000.00
     Beginning Principal Balance                         $2,201,280.00       $3,775,000.00
     Loans Transferred In                                        $0.00               $0.00
     Loans Transferred Out                                       $0.00               $0.00
     Principal Losses                                            $0.00               $0.00
     Other Principal Adjustments                                 $0.00               $0.00
     Principal Distributed                                       $0.00               $0.00
     Principal Allocation Factor                            0.00000000          0.00000000
     Scheduled Interest                                          $0.00          $22,020.83
     Scheduled Interest Allocation Factor                   0.00000000          0.00583333
     Interest Adjustment                                         $0.00              ($0.68)
     Interest Adjustment Allocation Factor                  0.00000000         -0.00000018
     Net Interest Distributed                                    $0.00          $22,020.15
     Distributed Allocation Factor                          0.00000000          0.00583315
         Other Distribution                                      $0.00               $0.00
         Other Distribution Allocation Factor               0.00000000          0.00000000
         Ending Total Distribution                               $0.00          $22,020.15
         Ending Principal Balance                        $2,201,280.00       $3,775,000.00
         Principal Balance Trading Factor                   1.00000000          1.00000000

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  February 1999
SERIES:  1998-12 Groups I - IV (1488-1491)
Certificate Trust

                                                                                           Principal rounded to
                                                                                               Next Highest
                                                                                             Multiple of $1,000
     Class                                               I-A-12               I-A-13               I-A-14              II-A-1
Weighted Average Pass Through Rate                           7.000%               6.250%               7.000%               7.000%
Original Principal Balance                           $5,903,000.00       $43,332,213.00        $4,721,000.00      $740,336,980.00
     Beginning Principal Balance                     $5,903,000.00       $42,205,492.65        $4,721,000.00      $728,429,222.99
     Loans Transferred In                                    $0.00                $0.00                $0.00                $0.00
     Loans Transferred Out                                   $0.00                $0.00                $0.00                $0.00
     Principal Losses                                        $0.00                $0.00                $0.00                $0.00
     Other Principal Adjustments                             $0.00                $0.00                $0.00                $0.00
     Principal Distributed                                   $0.00          $386,993.95                $0.00        $6,644,178.99
     Principal Allocation Factor                        0.00000000           0.00893086           0.00000000           0.00897453
     Scheduled Interest                                 $34,434.17          $219,820.27           $27,539.17        $4,249,170.47
     Scheduled Interest Allocation Factor               0.00583333           0.00507291           0.00583333           0.00573951
     Interest Adjustment                                    ($1.07)              ($6.82)              ($0.85)            ($131.86)
     Interest Adjustment Allocation Factor             -0.00000018          -0.00000016          -0.00000018          -0.00000018
     Net Interest Distributed                           $34,433.10          $219,813.45           $27,538.32        $4,249,038.61
     Distributed Allocation Factor                      0.00583315           0.00507275           0.00583315           0.00573933
         Other Distribution                                  $0.00                $0.00                $0.00                $0.00
         Other Distribution Allocation Factor           0.00000000           0.00000000           0.00000000           0.00000000
         Ending Total Distribution                      $34,433.10          $606,807.40           $27,538.32       $10,893,217.60
         Ending Principal Balance                    $5,903,000.00       $41,818,498.70        $4,721,000.00      $721,785,044.00
         Principal Balance Trading Factor               1.00000000           0.96506723           1.00000000           0.97494123

                                                         Principal Only
     Class                                               II-A-2              III-A-1
Weighted Average Pass Through Rate                            0.000%              7.000%
Original Principal Balance                           $14,600,666.00      $48,619,888.00
     Beginning Principal Balance                     $14,208,191.16      $47,854,466.69
     Loans Transferred In                                     $0.00               $0.00
     Loans Transferred Out                                    $0.00               $0.00
     Principal Losses                                         $0.00               $0.00
     Other Principal Adjustments                              $0.00               $0.00
     Principal Distributed                              $271,639.30         $269,406.52
     Principal Allocation Factor                         0.01860458          0.00554108
     Scheduled Interest                                       $0.00         $279,151.06
     Scheduled Interest Allocation Factor                0.00000000          0.00574150
     Interest Adjustment                                      $0.00              ($8.66)
     Interest Adjustment Allocation Factor               0.00000000         -0.00000018
     Net Interest Distributed                                 $0.00         $279,142.40
     Distributed Allocation Factor                       0.00000000          0.00574132
         Other Distribution                                   $0.00               $0.00
         Other Distribution Allocation Factor            0.00000000          0.00000000
         Ending Total Distribution                      $271,639.30         $548,548.92
         Ending Principal Balance                    $13,936,551.86      $47,585,060.17
         Principal Balance Trading Factor                0.95451480          0.97871596

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  February 1999
SERIES:  1998-12 Groups I - IV (1488-1491)
Certificate Trust

                                                                                                  Lockout
     Class                                              IV-A-1                 IV-A-2              IV-A-3             IV-A-4
Weighted Average Pass Through Rate                           6.500%               6.750%               6.500%               6.500%
Original Principal Balance                          $68,590,100.00          $976,000.00       $10,959,100.00       $52,250,100.00
     Beginning Principal Balance                    $66,272,802.33          $976,000.00       $10,959,100.00       $50,725,566.86
     Loans Transferred In                                    $0.00                $0.00                $0.00                $0.00
     Loans Transferred Out                                   $0.00                $0.00                $0.00                $0.00
     Principal Losses                                        $0.00                $0.00                $0.00                $0.00
     Other Principal Adjustments                             $0.00                $0.00                $0.00                $0.00
     Principal Distributed                           $2,026,025.64                $0.00                $0.00        $1,332,843.32
     Principal Allocation Factor                        0.02953816           0.00000000           0.00000000           0.02550891
     Scheduled Interest                                $358,977.68            $5,490.00           $59,361.79          $274,763.49
     Scheduled Interest Allocation Factor               0.00523367           0.00562500           0.00541667           0.00525862
     Interest Adjustment                                   ($11.14)              ($0.17)              ($1.84)              ($8.53)
     Interest Adjustment Allocation Factor             -0.00000016          -0.00000017          -0.00000017          -0.00000016
     Net Interest Distributed                          $358,966.54            $5,489.83           $59,359.95          $274,754.96
     Distributed Allocation Factor                      0.00523350           0.00562483           0.00541650           0.00525846
         Other Distribution                                  $0.00                $0.00                $0.00                $0.00
         Other Distribution Allocation Factor           0.00000000           0.00000000           0.00000000           0.00000000
         Ending Total Distribution                   $2,384,992.18            $5,489.83           $59,359.95        $1,607,598.28
         Ending Principal Balance                   $64,246,776.69          $976,000.00       $10,959,100.00       $49,392,723.54
         Principal Balance Trading Factor               0.93667711           1.00000000           1.00000000           0.94531347


                                                                             Interest Only
     Class                                                 IV-A-5                IV-A-6
Weighted Average Pass Through Rate                              6.475%               6.500%
Original Principal Balance                            $227,861,534.00                $0.00
     Beginning Principal Balance                      $221,213,078.62                $0.00
     Loans Transferred In                                       $0.00                $0.00
     Loans Transferred Out                                      $0.00                $0.00
     Principal Losses                                           $0.00                $0.00
     Other Principal Adjustments                                $0.00                $0.00
     Principal Distributed                              $5,812,500.35                $0.00
     Principal Allocation Factor                           0.02550891           0.00000000
     Scheduled Interest                                 $1,193,628.90            $7,649.24
     Scheduled Interest Allocation Factor                  0.00523840           0.00000000
     Interest Adjustment                                      ($37.04)              ($0.24)
     Interest Adjustment Allocation Factor                -0.00000016           0.00000000
     Net Interest Distributed                           $1,193,591.86            $7,649.00
     Distributed Allocation Factor                         0.00523823           0.00000000
         Other Distribution                                     $0.00                $0.00
         Other Distribution Allocation Factor              0.00000000           0.00000000
         Ending Total Distribution                      $7,006,092.21            $7,649.00
         Ending Principal Balance                     $215,400,578.27                $0.00
         Principal Balance Trading Factor                  0.94531347           0.00000000

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  February 1999
SERIES:  1998-12 Groups I - IV (1488-1491)
Certificate Trust

                                                                           Principal Only                            Interest Only
     Class                                                IV-A-7               IV-A-8             IV-A-9                  I-X
Weighted Average Pass Through Rate                           6.100%               0.000%              6.750%               6.250%
Original Principal Balance                          $23,750,100.00          $134,308.00       $2,516,000.00                $0.00
     Beginning Principal Balance                    $22,947,709.40          $134,308.00       $2,516,000.00                $0.00
     Loans Transferred In                                    $0.00                $0.00               $0.00                $0.00
     Loans Transferred Out                                   $0.00                $0.00               $0.00                $0.00
     Principal Losses                                        $0.00                $0.00               $0.00                $0.00
     Other Principal Adjustments                             $0.00                $0.00               $0.00                $0.00
     Principal Distributed                             $701,534.36                $0.00               $0.00                $0.00
     Principal Allocation Factor                        0.02953816           0.00000000          0.00000000           0.00000000
     Scheduled Interest                                $116,650.86                $0.00          $14,152.50           $42,276.12
     Scheduled Interest Allocation Factor               0.00491159           0.00000000          0.00562500           0.00000000
     Interest Adjustment                                    ($3.62)               $0.00              ($0.44)              ($1.31)
     Interest Adjustment Allocation Factor             -0.00000015           0.00000000         -0.00000017           0.00000000
     Net Interest Distributed                          $116,647.24                $0.00          $14,152.06           $42,274.81
     Distributed Allocation Factor                      0.00491144           0.00000000          0.00562483           0.00000000
         Other Distribution                                  $0.00                $0.00               $0.00                $0.00
         Other Distribution Allocation Factor           0.00000000           0.00000000          0.00000000           0.00000000
         Ending Total Distribution                     $818,181.60                $0.00          $14,152.06           $42,274.81
         Ending Principal Balance                   $22,246,175.04          $134,308.00       $2,516,000.00                $0.00
         Principal Balance Trading Factor               0.93667711           1.00000000          1.00000000           0.00000000


                                                      Interest Only        Interest Only
     Class                                                II-X-1              II-X-2
Weighted Average Pass Through Rate                           7.000%               7.000%
Original Principal Balance                                   $0.00                $0.00
     Beginning Principal Balance                             $0.00                $0.00
     Loans Transferred In                                    $0.00                $0.00
     Loans Transferred Out                                   $0.00                $0.00
     Principal Losses                                        $0.00                $0.00
     Other Principal Adjustments                             $0.00                $0.00
     Principal Distributed                                   $0.00                $0.00
     Principal Allocation Factor                        0.00000000           0.00000000
     Scheduled Interest                                 $31,522.72           $75,921.77
     Scheduled Interest Allocation Factor               0.00000000           0.00000000
     Interest Adjustment                                    ($0.98)              ($2.36)
     Interest Adjustment Allocation Factor              0.00000000           0.00000000
     Net Interest Distributed                           $31,521.74           $75,919.41
     Distributed Allocation Factor                      0.00000000           0.00000000
         Other Distribution                                  $0.00                $0.00
         Other Distribution Allocation Factor           0.00000000           0.00000000
         Ending Total Distribution                      $31,521.74           $75,919.41
         Ending Principal Balance                            $0.00                $0.00
         Principal Balance Trading Factor               0.00000000           0.00000000

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  February 1999
SERIES:  1998-12 Groups I - IV (1488-1491)
Certificate Trust

                                                    Interest Only       Interest Only        Interest Only        Interest Only
     Class                                             III-X-1               C-X                 IV-X-1               IV-X-2
Weighted Average Pass Through Rate                         7.000%              7.000%               6.500%               6.500%
Original Principal Balance                                 $0.00               $0.00                $0.00                $0.00
     Beginning Principal Balance                           $0.00               $0.00                $0.00                $0.00
     Loans Transferred In                                  $0.00               $0.00                $0.00                $0.00
     Loans Transferred Out                                 $0.00               $0.00                $0.00                $0.00
     Principal Losses                                      $0.00               $0.00                $0.00                $0.00
     Other Principal Adjustments                           $0.00               $0.00                $0.00                $0.00
     Principal Distributed                                 $0.00               $0.00                $0.00                $0.00
     Principal Allocation Factor                      0.00000000          0.00000000           0.00000000           0.00000000
     Scheduled Interest                                $7,192.03         $197,902.46           $68,577.82          $109,697.64
     Scheduled Interest Allocation Factor             0.00000000          0.00000000           0.00000000           0.00000000
     Interest Adjustment                                  ($0.22)             ($6.14)              ($2.13)              ($3.40)
     Interest Adjustment Allocation Factor            0.00000000          0.00000000           0.00000000           0.00000000
     Net Interest Distributed                          $7,191.81         $197,896.32           $68,575.69          $109,694.24
     Distributed Allocation Factor                    0.00000000          0.00000000           0.00000000           0.00000000
         Other Distribution                                $0.00               $0.00                $0.00                $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000           0.00000000           0.00000000
         Ending Total Distribution                     $7,191.81         $197,896.32           $68,575.69          $109,694.24
         Ending Principal Balance                          $0.00               $0.00                $0.00                $0.00
         Principal Balance Trading Factor             0.00000000          0.00000000           0.00000000           0.00000000


                                                     Principal Only       Principal Only
     Class                                                I-P                  II-P
Weighted Average Pass Through Rate                            0.000%              0.000%
Original Principal Balance                              $154,340.76       $3,718,727.75
     Beginning Principal Balance                        $153,877.40       $3,704,674.47
     Loans Transferred In                                     $0.00               $0.00
     Loans Transferred Out                                    $0.00               $0.00
     Principal Losses                                         $0.00               $0.00
     Other Principal Adjustments                              $0.00               $0.00
     Principal Distributed                                  $758.71          $21,161.59
     Principal Allocation Factor                         0.00491581          0.00569055
     Scheduled Interest                                       $0.00               $0.00
     Scheduled Interest Allocation Factor                0.00000000          0.00000000
     Interest Adjustment                                      $0.00               $0.00
     Interest Adjustment Allocation Factor               0.00000000          0.00000000
     Net Interest Distributed                                 $0.00               $0.00
     Distributed Allocation Factor                       0.00000000          0.00000000
         Other Distribution                                   $0.00               $0.00
         Other Distribution Allocation Factor            0.00000000          0.00000000
         Ending Total Distribution                          $758.71          $21,161.59
         Ending Principal Balance                       $153,118.69       $3,683,512.88
         Principal Balance Trading Factor                0.99208200          0.99053040

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  February 1999
SERIES:  1998-12 Groups I - IV (1488-1491)
Certificate Trust

                                                       Principal Only      Principal Only
     Class                                                 III-P                IV-P               I-B-1                I-B-2
Weighted Average Pass Through Rate                            0.000%              0.000%              6.250%               6.250%
Original Principal Balance                              $513,104.01         $192,497.65      $14,323,305.00        $6,138,559.00
     Beginning Principal Balance                        $507,234.18         $191,893.63      $14,287,943.43        $6,123,404.05
     Loans Transferred In                                     $0.00               $0.00               $0.00                $0.00
     Loans Transferred Out                                    $0.00               $0.00               $0.00                $0.00
     Principal Losses                                         $0.00               $0.00               $0.00                $0.00
     Other Principal Adjustments                              $0.00               $0.00               $0.00                $0.00
     Principal Distributed                                $1,830.47             $422.00          $11,964.19            $5,127.51
     Principal Allocation Factor                         0.00356744          0.00219223          0.00083530           0.00083530
     Scheduled Interest                                       $0.00               $0.00          $74,416.37           $31,892.73
     Scheduled Interest Allocation Factor                0.00000000          0.00000000          0.00519547           0.00519548
     Interest Adjustment                                      $0.00               $0.00              ($2.31)              ($0.99)
     Interest Adjustment Allocation Factor               0.00000000          0.00000000         -0.00000016          -0.00000016
     Net Interest Distributed                                 $0.00               $0.00          $74,414.06           $31,891.74
     Distributed Allocation Factor                       0.00000000          0.00000000          0.00519531           0.00519531
         Other Distribution                                   $0.00               $0.00               $0.00                $0.00
         Other Distribution Allocation Factor            0.00000000          0.00000000          0.00000000           0.00000000
         Ending Total Distribution                        $1,830.47             $422.00          $86,378.25           $37,019.25
         Ending Principal Balance                       $505,403.71         $191,471.63      $14,275,979.24        $6,118,276.54
         Principal Balance Trading Factor                0.98499271          0.99466996          0.99669589           0.99669589


     Class                                                  I-B-3                 I-B-4
Weighted Average Pass Through Rate                               6.250%               6.250%
Original Principal Balance                               $2,728,249.00        $2,387,217.00
     Beginning Principal Balance                         $2,721,513.47        $2,381,323.40
     Loans Transferred In                                        $0.00                $0.00
     Loans Transferred Out                                       $0.00                $0.00
     Principal Losses                                            $0.00                $0.00
     Other Principal Adjustments                                 $0.00                $0.00
     Principal Distributed                                   $2,278.89            $1,994.03
     Principal Allocation Factor                            0.00083530           0.00083530
     Scheduled Interest                                     $14,174.55           $12,402.73
     Scheduled Interest Allocation Factor                   0.00519548           0.00519548
     Interest Adjustment                                        ($0.44)              ($0.38)
     Interest Adjustment Allocation Factor                 -0.00000016          -0.00000016
     Net Interest Distributed                               $14,174.11           $12,402.35
     Distributed Allocation Factor                          0.00519531           0.00519532
         Other Distribution                                      $0.00                $0.00
         Other Distribution Allocation Factor               0.00000000           0.00000000
         Ending Total Distribution                          $16,453.00           $14,396.38
         Ending Principal Balance                        $2,719,234.58        $2,379,329.37
         Principal Balance Trading Factor                   0.99669589           0.99669589

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  February 1999
SERIES:  1998-12 Groups I - IV (1488-1491)
Certificate Trust

                                                                                                  Variable Rate        Variable Rate
     Class                                                  I-B-5                I-B-6                C-B-1                C-B-2
Weighted Average Pass Through Rate                             6.250%               6.250%            6.752483%            6.752483%
Original Principal Balance                             $1,364,125.00        $2,046,186.00       $41,761,425.00       $19,916,987.00
     Beginning Principal Balance                       $1,360,757.22        $2,041,134.35       $41,664,871.35       $19,870,938.33
     Loans Transferred In                                      $0.00                $0.00                $0.00                $0.00
     Loans Transferred Out                                     $0.00                $0.00                $0.00                $0.00
     Principal Losses                                          $0.00                $0.00                $0.00                $0.00
     Other Principal Adjustments                               $0.00                $0.00                $0.00                $0.00
     Principal Distributed                                 $1,139.45            $1,709.17           $32,752.16           $15,620.26
     Principal Allocation Factor                          0.00083530           0.00083530           0.00078427           0.00078427
     Scheduled Interest                                    $7,087.28           $10,630.91          $234,451.11          $111,815.14
     Scheduled Interest Allocation Factor                 0.00519548           0.00519548           0.00561406           0.00561406
     Interest Adjustment                                      ($0.22)              ($0.33)              ($7.28)              ($3.47)
     Interest Adjustment Allocation Factor               -0.00000016          -0.00000016          -0.00000017          -0.00000017
     Net Interest Distributed                              $7,087.06           $10,630.58          $234,443.83          $111,811.67
     Distributed Allocation Factor                        0.00519532           0.00519531           0.00561388           0.00561388
         Other Distribution                                    $0.00                $0.00                $0.00                $0.00
         Other Distribution Allocation Factor             0.00000000           0.00000000           0.00000000           0.00000000
         Ending Total Distribution                         $8,226.51           $12,339.75          $267,195.99          $127,431.93
         Ending Principal Balance                      $1,359,617.77        $2,039,425.18       $41,632,119.19       $19,855,318.07
         Principal Balance Trading Factor                 0.99669588           0.99669589           0.99690370           0.99690370


                                                           Variable Rate         Variable Rate
     Class                                                      C-B-3                 C-B-4
Weighted Average Pass Through Rate                               6.752483%            6.752483%
Original Principal Balance                                 $10,922,219.00        $7,067,318.00
     Beginning Principal Balance                           $10,896,966.50        $7,050,978.15
     Loans Transferred In                                           $0.00                $0.00
     Loans Transferred Out                                          $0.00                $0.00
     Principal Losses                                               $0.00                $0.00
     Other Principal Adjustments                                    $0.00                $0.00
     Principal Distributed                                      $8,565.95            $5,542.67
     Principal Allocation Factor                               0.00078427           0.00078427
     Scheduled Interest                                        $61,317.98           $39,676.34
     Scheduled Interest Allocation Factor                      0.00561406           0.00561406
     Interest Adjustment                                           ($1.90)              ($1.23)
     Interest Adjustment Allocation Factor                    -0.00000017          -0.00000017
     Net Interest Distributed                                  $61,316.08           $39,675.11
     Distributed Allocation Factor                             0.00561388           0.00561388
         Other Distribution                                         $0.00                $0.00
         Other Distribution Allocation Factor                  0.00000000           0.00000000
         Ending Total Distribution                             $69,882.03           $45,217.78
         Ending Principal Balance                          $10,888,400.55        $7,045,435.48
         Principal Balance Trading Factor                      0.99690370           0.99690370

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  February 1999
SERIES:  1998-12 Groups I - IV (1488-1491)
Certificate Trust

                                                Variable           Variable Rate
     Class                                       C-B-5                 C-B-6                 R-1              R-2               R-3
Weighted Average Pass Through Rate                6.752483%           6.752483%             6.500%           6.500%          6.500%
Original Principal Balance                    $3,854,900.00       $6,424,839.00             $50.00           $50.00          $50.00
     Beginning Principal Balance              $3,845,987.35       $6,409,984.59              $0.00            $0.00           $0.00
     Loans Transferred In                             $0.00               $0.00              $0.00            $0.00           $0.00
     Loans Transferred Out                            $0.00               $0.00              $0.00            $0.00           $0.00
     Principal Losses                                 $0.00               $0.00              $0.00            $0.00           $0.00
     Other Principal Adjustments                      $0.00               $0.00              $0.00            $0.00           $0.00
     Principal Distributed                        $3,023.28           $5,038.80              $0.00            $0.00           $0.00
     Principal Allocation Factor                 0.00078427          0.00078427         0.00000000       0.00000000      0.00000000
     Scheduled Interest                          $21,641.64          $36,069.43          $4,566.98            $0.00           $0.00
     Scheduled Interest Allocation Factor        0.00561406          0.00561406         0.00000000       0.00000000      0.00000000
     Interest Adjustment                             ($0.67)             ($1.12)            ($0.14)           $0.00           $0.00
     Interest Adjustment Allocation Factor      -0.00000017         -0.00000017         0.00000000       0.00000000      0.00000000
     Net Interest Distributed                    $21,640.97          $36,068.31          $4,567.12            $0.00           $0.00
     Distributed Allocation Factor               0.00561389          0.00561389         0.00000000       0.00000000      0.00000000
         Other Distribution                           $0.00               $0.00              $0.00            $0.00           $0.00
         Other Distribution Allocation Factor    0.00000000          0.00000000         0.00000000       0.00000000      0.00000000
         Ending Total Distribution               $24,664.25          $41,107.11          $4,567.12            $0.00           $0.00
         Ending Principal Balance             $3,842.964.07       $6,404,945.79             ($0.00)           $0.00           $0.00
         Principal Balance Trading Factor        0.99690370          0.99690370         0.00000000       0.00000000      0.00000000

                                                                           PAID PAST BALANCE

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  February 1999
SERIES:  1998-12 Groups I - IV (1488-1491)
Certificate Trust

     Class
Weighted Average Pass Through Rate
Original Principal Balance
     Beginning Principal Balance
     Loans Transferred In                                 Class I-X Notional Balance
     Loans Transferred Out                                             $8,117,014.97
     Principal Losses
     Other Principal Adjustments                       Class II-X-1 Notional Balance      Class C-X Notional Balance
     Principal Distributed                                             $5,403,895.08                  $33,926,136.29
     Principal Allocation Factor
     Scheduled Interest                                Class II-X-2 Notional Balance
     Scheduled Interest Allocation Factor                             $13,015,160.13
     Interest Adjustment
     Interest Adjustment Allocation Factor             Class III-X-1Notional Balance
     Net Interest Distributed                                          $1,232,920.07
     Distributed Allocation Factor
         Other Distribution                            Class IV-X-1 Notional Balance
         Other Distribution Allocation Factor                         $12,660,520.66
         Ending Total Distribution
         Ending Principal Balance                      Class IV-X-2 Notional Balance
         Principal Balance Trading Factor                             $20,251,871.80

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-12 Group II (1489)               WEIGHTED AVERAGE PC RATE:  7.2836
--------------------------------------------------------------------------------

ISSUE DATE:   11/30/1998
CERTIFICATE BALANCE AT ISSUE:  $815,371,005.91

                                                                                        CERTIFICATE
                                                                    TOTAL               ACCOUNT                  CERTIFICATE
                                                                    NUMBER OF           ACTIVITY                 BALANCE
                                                                    MORTGAGES           (@ PC RATE)              OUTSTANDING
                                                                   -----------        ---------------          ----------------
BALANCES FROM LAST FISCAL MONTH-END:                                   6613                                    $803,326,529.27
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                         $569,331.12
 Unscheduled Principal Collection/Reversals                                              $134,191.75
 Liquidations-in-full                                                   47             $6,273,794.63
 Principal Balance Sales Adjustments                                                           $0.00
 Net Principal Distributed                                                             $6,977,317.50            ($6,977,317.50)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                     $0.00

BALANCE CURRENT FISCAL MONTH-END:                                      6566                                    $796,349,211.77

SCHEDULED INTEREST AT MORTGAGE RATE:                                                   $5,355,418.62

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                 ($108.92)
 Interest Sales Adjustments                                                                    $0.00
 Interest Accrual Adjustment                                                                   $0.00
 Interest Uncollected on Liquidation                                                           $0.00
 Interest Uncollected on Non-Earning Assets                                                    $0.00
 Net Unscheduled Interest Distributed                                                       ($108.92)

OTHER:
 Loan Conversion Fees                                                                          $0.00
 Expense Reimbursements                                                                        $0.00
 Gain on Liquidations                                                                          $0.00
 Hazard Insurance Premium Refunds                                                              $0.00
 Net Other Distributions                                                                       $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                        $478,072.72

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                               ($13.97)
 Servicing Fees Sales Adjustments                                                              $0.00
 Servicing Fees Accrual Adjustments                                                            $0.00
 Servicing Fees Uncollected on Liquidation                                                     $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                 $0.00
 Net Unscheduled Service Fees Distributed                                                    ($13.97)

MISCELLANEOUS EXPENSES:                                                                        $0.00

NET FUNDS DISTRIBUTED:                                                                $11,854,568.45

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998-12 Group II (1489)                 WEIGHTED AVERAGE PC RATE: 7.2836

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
     LOAN COUNT OF         AGGREGATE LOSS
    INCURRED LOSSES            AMOUNT
    ---------------            ------
           0                   $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
  PRINCIPAL      SCHEDULED       INTEREST   NET INTEREST            TOTAL
 DISTRIBUTION   INTEREST DUE    ADJUSTMENT  DISTRUBUTION  OTHER  DISTRIBUTION
-------------   ------------    ----------  ------------  -----  ------------
$6,977,317.50   $4,877,345.90    ($94.95)  $4,877,250.95  $0.00  $11,854,568.45
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                            ORIGINAL            CLAIMS IN           CLAIMS                        COVERAGE
INSURANCE TYPE               BALANCE             PROGRESS            PAID        ADJUSTMENTS      REMAINING
MPI                               $0.00            $0.00             $0.00          $0.00                $0.00

SPECIAL HAZARD           $12,849,669.00            $0.00             $0.00          $0.00       $12,849,669.00

BANKRUPTCY BOND
SINGLE-UNITS                $473,987.00            $0.00             $0.00          $0.00          $473,987.00
MULTI-UNITS                       $0.00            $0.00             $0.00          $0.00                $0.00

MORTGAGE REPURCHASE      $25,699,339.00            $0.00             $0.00          $0.00       $25,699,339.00

DELINQUENT INSTALLMENTS

  ONE                           TWO                            THREE

COUNT   PRIN BALANCE          COUNT    PRIN BALANCE          COUNT   PRIN BALANCE
190     $24,034,335.97          22      $2,689,512.59           2     $209,715.43

   IN FORECLOSURE                                    ACQUIRED

        COUNT        PRIN BALANCE                      COUNT      PRIN BALANCE
         0            $0.00                             0          $0.00

The Group C-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group II, III and IV Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated November 25, 1998, and amended by that certain supplement to Prospectus Supplement dated, November 25, 1998, pursuant to which certain of the Group II, III and IV certificates were offered. The special hazard coverage, bankruptcy coverage and fraud coverage (collectively, "Credit Enhancements") provided by the C-B Certificates provide coverage to the Group II, III, and IV Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses.

The Class Principal Balances of the Class C-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

              CLASS               CLASS PRINCIPAL BALANCE
              C-B-1                        #REF!
              C-B-2                        #REF!
              C-B-3                        #REF!
              C-B-4                        #REF!
              C-B-5                        #REF!
              C-B-6                        #REF!

              Total                        #REF!

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $12,849,669.00, $473,987.00, $25,699,339.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998-12 Group II  (1489)

Interest Rate           Interest Rate      Net Rate      Pass Through Rate    Remaining Term    Principal Balance   Number Of Loans
-----------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999              5.8750          5.6000           5.5850             357.000              $301,071.77            2
7.0000 - 7.4999              6.2828          6.0292           5.9923             356.012            $4,720,336.65           29
7.5000 - 7.9999              6.7302          6.4693           6.4381             355.041           $21,319,294.54          149
8.0000 - 8.4999              7.2383          6.9477           6.9219             354.424          $103,985,042.22          782
8.5000 - 8.9999              7.7050          7.0704           7.0443             353.998          $267,401,216.21         2154
9.0000 - 9.4999              8.1741          7.2825           7.2545             354.172          $215,941,053.69         1879
9.5000 - 9.9999              8.6345          7.8214           7.7901             352.970          $120,882,025.23         1083
10.0000-10.4999              9.1592          8.3924           8.3531             353.904           $48,547,712.42          377
10.5000-10.9999              9.5966          8.8100           8.7716             352.038           $11,477,182.10           98
11.0000 - 11.4999           10.1703          9.3151           9.2787             354.239              $838,366.99            6
11.5000 - 11.9999           10.5000          9.5250           9.5000             356.000              $132,086.93            1
12.0000 - 12.4999           11.2500         11.0000          10.9600             354.000               $75,820.46            1
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                  7.9967          7.3121           7.2836             353.952          $795,621,209.21         6561

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-12 Group III (1490)              WEIGHTED AVERAGE PC RATE:  7.1707

--------------------------------------------------------------------------------

ISSUE DATE:   11/30/1998
CERTIFICATE BALANCE AT ISSUE:  $52,831,175.03

                                                                                        CERTIFICATE
                                                                    TOTAL               ACCOUNT                  CERTIFICATE
                                                                    NUMBER OF           ACTIVITY                 BALANCE
                                                                    MORTGAGES           (@ PC RATE)              OUTSTANDING
                                                                   -----------        ---------------          ----------------
BALANCES FROM LAST FISCAL MONTH-END:                                   502                                      $52,033,466.03
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                       $126,709.72
 Unscheduled Principal Collection/Reversals                                             $13,133.38
 Liquidations-in-full                                                   1              $140,305.56
 Principal Balance Sales Adjustments                                                         $0.00
 Net Principal Distributed                                                             $280,148.66                ($280,148.66)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                     $0.00

BALANCE CURRENT FISCAL MONTH-END:                                      501                                      $51,753,317.37

SCHEDULED INTEREST AT MORTGAGE RATE:                                                   $336,215.67

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                 $65.87
 Interest Sales Adjustments                                                                  $0.00
 Interest Accrual Adjustment                                                                 $0.00
 Interest Uncollected on Liquidation                                                         $0.00
 Interest Uncollected on Non-Earning Assets                                                  $0.00
 Net Unscheduled Interest Distributed                                                       $65.87

OTHER:
 Loan Conversion Fees                                                                        $0.00
 Expense Reimbursements                                                                      $0.00
 Gain on Liquidations                                                                        $0.00
 Hazard Insurance Premium Refunds                                                            $0.00
 Net Other Distributions                                                                     $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                       $25,315.25

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                               $3.54
 Servicing Fees Sales Adjustments                                                            $0.00
 Servicing Fees Accrual Adjustments                                                          $0.00
 Servicing Fees Uncollected on Liquidation                                                   $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                               $0.00
 Net Unscheduled Service Fees Distributed                                                    $3.54

MISCELLANEOUS EXPENSES:                                                                      $0.00

NET FUNDS DISTRIBUTED:                                                                 $591,111.41

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES: 1998-12 Group III (1490)                WEIGHTED AVERAGE PC RATE: 7.1707

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
     LOAN COUNT OF         AGGREGATE LOSS
    INCURRED LOSSES            AMOUNT
    ---------------            ------
           0                   $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
  PRINCIPAL      SCHEDULED       INTEREST   NET INTEREST            TOTAL
 DISTRIBUTION   INTEREST DUE    ADJUSTMENT  DISTRUBUTION  OTHER  DISTRIBUTION
-------------   ------------    ----------  ------------  -----  ------------
$280,148.66     $310,900.42      $62.33    $310,962.75    $0.00  $591,111.41
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                            ORIGINAL            CLAIMS IN           CLAIMS                        COVERAGE
INSURANCE TYPE               BALANCE             PROGRESS            PAID        ADJUSTMENTS      REMAINING
MPI                               $0.00            $0.00             $0.00          $0.00                $0.00

SPECIAL HAZARD           $12,849,669.00            $0.00             $0.00          $0.00       $12,849,669.00

BANKRUPTCY BOND
SINGLE-UNITS                $473,987.00            $0.00             $0.00          $0.00          $473,987.00
MULTI-UNITS                       $0.00            $0.00             $0.00          $0.00                $0.00

MORTGAGE REPURCHASE      $25,699,339.00            $0.00             $0.00          $0.00       $25,699,339.00

DELINQUENT INSTALLMENTS

  ONE                           TWO                            THREE

COUNT   PRIN BALANCE          COUNT    PRIN BALANCE          COUNT   PRIN BALANCE
  9     $813,599.41             0       $0.00                   0     $0.00

   IN FORECLOSURE                                    ACQUIRED

        COUNT        PRIN BALANCE                      COUNT      PRIN BALANCE
         1            $166,566.40                       0          $0.00

The Group C-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group II, III and IV Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated November 25, 1998, and amended by that certain supplement to Prospectus Supplement dated, November 25, 1998, pursuant to which certain of the Group II, III and IV certificates were offered. The special hazard coverage, bankruptcy coverage and fraud coverage (collectively, "Credit Enhancements") provided by the C-B Certificates provide coverage to the Group II, III, and IV Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses.

The Class Principal Balances of the Class C-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

              CLASS               CLASS PRINCIPAL BALANCE
              C-B-1                        #REF!
              C-B-2                        #REF!
              C-B-3                        #REF!
              C-B-4                        #REF!
              C-B-5                        #REF!
              C-B-6                        #REF!

              Total                        #REF!

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $12,849,669.00, $473,987.00, $25,699,339.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998-12 Group III  (1490)

Interest Rate           Interest Rate      Net Rate      Pass Through Rate    Remaining Term    Principal Balance   Number Of Loans
-----------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999              6.2913          6.0163           5.9913             176.000             $316,750.86            2
7.5000 - 7.9999              6.7903          6.5184           6.4963             175.012           $3,503,183.03           27
8.0000 - 8.4999              7.2034          6.9222           6.8974             175.062          $13,094,730.76          119
8.5000 - 8.9999              7.6822          7.1766           7.1508             174.773          $15,686,983.03          163
9.0000 - 9.4999              8.1679          7.3453           7.3192             172.854          $12,119,122.89          115
9.5000 - 9.9999              8.6139          7.7438           7.7158             172.720           $5,559,304.81           58
10.0000-10.4999              9.1832          8.2566           8.2270             173.180             $773,344.59           11
10.5000-10.9999              9.6894          8.4920           8.4651             174.355             $396,373.67            3
11.0000 - 11.4999
11.5000 - 11.9999           10.6340         10.1857          10.1498             173.632             $138,083.59            2
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                  7.7519          7.1953           7.1696             174.168          $51,587,877.23          500

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-12 Group IV (1491)               WEIGHTED AVERAGE PC RATE:  7.0214
--------------------------------------------------------------------------------

ISSUE DATE:   11/30/1998
CERTIFICATE BALANCE AT ISSUE:  $416,376,225.99

                                                                                        CERTIFICATE
                                                                    TOTAL               ACCOUNT                  CERTIFICATE
                                                                    NUMBER OF           ACTIVITY                 BALANCE
                                                                    MORTGAGES           (@ PC RATE)              OUTSTANDING
                                                                   -----------        ---------------          ----------------
BALANCES FROM LAST FISCAL MONTH-END:                                   1144                                    $405,019,979.81
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                          $296,617.93
 Unscheduled Principal Collection/Reversals                                                $46,404.62
 Liquidations-in-full                                                   21              $9,551,596.95
 Principal Balance Sales Adjustments                                                            $0.00
 Net Principal Distributed                                                              $9,894,619.50           ($9,894,619.50)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                     $0.00

BALANCE CURRENT FISCAL MONTH-END:                                      1123                                    $395,125,360.31

SCHEDULED INTEREST AT MORTGAGE RATE:                                                    $2,640,108.33

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                  ($445.39)
 Interest Sales Adjustments                                                                     $0.00
 Interest Accrual Adjustment                                                                    $0.00
 Interest Uncollected on Liquidation                                                            $0.00
 Interest Uncollected on Non-Earning Assets                                                     $0.00
 Net Unscheduled Interest Distributed                                                        ($445.39)

OTHER:
 Loan Conversion Fees                                                                           $0.00
 Expense Reimbursements                                                                         $0.00
 Gain on Liquidations                                                                           $0.00
 Hazard Insurance Premium Refunds                                                               $0.00
 Net Other Distributions                                                                        $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                         $269,001.66

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                ($39.81)
 Servicing Fees Sales Adjustments                                                               $0.00
 Servicing Fees Accrual Adjustments                                                             $0.00
 Servicing Fees Uncollected on Liquidation                                                      $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                  $0.00
 Net Unscheduled Service Fees Distributed                                                     ($39.81)

MISCELLANEOUS EXPENSES:                                                                         $0.00

NET FUNDS DISTRIBUTED:                                                                 $12,265,320.59

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES:  1998-12 Group IV (1491)               WEIGHTED AVERAGE PC RATE:  7.0214

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
     LOAN COUNT OF         AGGREGATE LOSS
    INCURRED LOSSES            AMOUNT
    ---------------            ------
           0                   $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
  PRINCIPAL      SCHEDULED       INTEREST   NET INTEREST            TOTAL
 DISTRIBUTION   INTEREST DUE    ADJUSTMENT  DISTRUBUTION  OTHER  DISTRIBUTION
-------------   ------------    ----------  ------------  -----  ------------
$9,894,619.50   $2,371,106.67   ($405.58)  $2,370,701.09  $0.00  $12,265,320.59
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                            ORIGINAL            CLAIMS IN           CLAIMS                        COVERAGE
INSURANCE TYPE               BALANCE             PROGRESS            PAID        ADJUSTMENTS      REMAINING
MPI                               $0.00            $0.00             $0.00          $0.00                $0.00

SPECIAL HAZARD           $12,849,669.00            $0.00             $0.00          $0.00       $12,849,669.00

BANKRUPTCY BOND
SINGLE-UNITS                $473,987.00            $0.00             $0.00          $0.00          $473,987.00
MULTI-UNITS                       $0.00            $0.00             $0.00          $0.00                $0.00

MORTGAGE REPURCHASE      $25,699,339.00            $0.00             $0.00          $0.00       $25,699,339.00

DELINQUENT INSTALLMENTS

  ONE                           TWO                            THREE

COUNT   PRIN BALANCE          COUNT    PRIN BALANCE          COUNT   PRIN BALANCE
 35     $12,912,952.98          11      $4,618,687.00          0      $0.00

   IN FORECLOSURE                                    ACQUIRED

        COUNT        PRIN BALANCE                      COUNT      PRIN BALANCE
         0            $0.00                             0          $0.00

The Group C-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group II, III and IV Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated November 25, 1998, and amended by that certain supplement to Prospectus Supplement dated, November 25, 1998, pursuant to which certain of the Group II, III and IV certificates were offered. The special hazard coverage, bankruptcy coverage and fraud coverage (collectively, "Credit Enhancements") provided by the C-B Certificates provide coverage to the Group II, III, and IV Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses.

The Class Principal Balances of the Class C-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

              CLASS               CLASS PRINCIPAL BALANCE
              C-B-1                     $41,632,118.36
              C-B-2                     $19,855,317.67
              C-B-3                     $10,888,400.33
              C-B-4                      $7,045,435.34
              C-B-5                      $3,842,964.00
              C-B-6                      $6,404,945.66

              Total                     $89,669,181.36

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $12,849,669.00, $473,987.00, $25,699,339.00 respectively.

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998-12 Group IV  (1491)

Interest Rate           Interest Rate      Net Rate      Pass Through Rate    Remaining Term    Principal Balance   Number Of Loans
-----------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999             6.2892          6.0392           5.9992              356.000           $1,700,545.18           5
6.5000 - 6.9999             6.8055          6.5384           6.5025              349.980           $9,060,839.53          27
7.0000 - 7.4999             7.2776          6.9569           6.9224              355.147          $66,072,031.30         188
7.5000 - 7.9999             7.6874          6.9048           6.8730              354.608         $174,142,016.45         496
8.0000 - 8.4999             8.1699          7.1859           7.1514              354.454         $103,797,519.01         283
8.5000 - 8.9999             8.5934          7.6334           7.5971              354.145          $36,750,018.63         112
9.0000 - 9.4999             9.1087          8.0742           8.0364              353.618           $1,766,577.45           6
9.5000 - 9.9999             9.5954          8.6248           8.5869              354.595           $1,485,365.87           5
10.0000-10.4999
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                 7.8173          7.0548           7.0213              354.510         $394,774,913.42        1122

                    PNCMS
      MORTGAGE PASS-THROUGH CERTIFICATES
   SERIES 1998-14, CLASS II-P AND CLASS V-P

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-14 Grp. I (1494)                 WEIGHTED AVERAGE PC RATE:  6.3697
--------------------------------------------------------------------------------

ISSUE DATE:   12/24/1998
CERTIFICATE BALANCE AT ISSUE:  $479,550,358.80

                                                                                        CERTIFICATE
                                                                    TOTAL               ACCOUNT                  CERTIFICATE
                                                                    NUMBER OF           ACTIVITY                 BALANCE
                                                                    MORTGAGES           (@ PC RATE)              OUTSTANDING
                                                                   -----------        ---------------          ----------------
BALANCES FROM LAST FISCAL MONTH-END:                                   1330                                    $476,295,482.56
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                         $400,585.88
 Unscheduled Principal Collection/Reversals                                              $346,134.58
 Liquidations-in-full                                                   9              $3,841,428.75
 Principal Balance Sales Adjustments                                                           $0.00
 Net Principal Distributed                                                             $4,588,149.21            ($4,588,149.21)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                     $0.00

BALANCE CURRENT FISCAL MONTH-END:                                      1321                                    $471,707,333.35

SCHEDULED INTEREST AT MORTGAGE RATE:                                                   $2,794,969.35

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                   $53.00
 Interest Sales Adjustments                                                                    $0.00
 Interest Accrual Adjustment                                                                   $0.00
 Interest Uncollected on Liquidation                                                           $0.00
 Interest Uncollected on Non-Earning Assets                                                    $0.00
 Net Unscheduled Interest Distributed                                                         $53.00

OTHER:
 Loan Conversion Fees                                                                          $0.00
 Expense Reimbursements                                                                        $0.00
 Gain on Liquidations                                                                          $0.00
 Hazard Insurance Premium Refunds                                                              $0.00
 Net Other Distributions                                                                       $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                        $265,371.10

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                 $1.47
 Servicing Fees Sales Adjustments                                                              $0.00
 Servicing Fees Accrual Adjustments                                                            $0.00
 Servicing Fees Uncollected on Liquidation                                                     $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                 $0.00
 Net Unscheduled Service Fees Distributed                                                      $1.47

MISCELLANEOUS EXPENSES:                                                                        $0.00

NET FUNDS DISTRIBUTED:                                                                 $7,117,798.99

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES:  1998-14 Grp. I (1494)                 WEIGHTED AVERAGE PC RATE:  6.3697

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
     LOAN COUNT OF         AGGREGATE LOSS
    INCURRED LOSSES            AMOUNT
    ---------------            ------
           0                   $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
  PRINCIPAL      SCHEDULED       INTEREST   NET INTEREST            TOTAL
 DISTRIBUTION   INTEREST DUE    ADJUSTMENT  DISTRUBUTION  OTHER  DISTRIBUTION
-------------   ------------    ----------  ------------  -----  ------------
$4,588,149.21   $2,529,598.25    $51.53    $2,529,649.78  $0.00  $7,117,798.99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                            ORIGINAL            CLAIMS IN           CLAIMS                        COVERAGE
INSURANCE TYPE               BALANCE             PROGRESS            PAID        ADJUSTMENTS      REMAINING
MPI                               $0.00            $0.00             $0.00          $0.00                $0.00

SPECIAL HAZARD            $7,766,798.00            $0.00             $0.00          $0.00        $7,766,798.00

BANKRUPTCY BOND
SINGLE-UNITS                $177,509.00            $0.00             $0.00          $0.00          $177,509.00
MULTI-UNITS                       $0.00            $0.00             $0.00          $0.00                $0.00

MORTGAGE REPURCHASE      $14,790,466.00            $0.00             $0.00          $0.00       $14,790,466.00

DELINQUENT INSTALLMENTS

  ONE                           TWO                            THREE

COUNT   PRIN BALANCE          COUNT    PRIN BALANCE          COUNT   PRIN BALANCE
 11     $4,714,031.16           0       $0.00                   0     $0.00

   IN FORECLOSURE                                    ACQUIRED

        COUNT        PRIN BALANCE                      COUNT      PRIN BALANCE
         0            $0.00                             0          $0.00

The Group C-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group I and II Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated December 22, 1998, to that certain Prospectus dated November 25, 1998 to which certain of the Group I and II certificates were offered. The special hazard, bankruptcy, and fraud coverage (collectively, "Credit Enhancements") provided by the C-B Certificates provide coverage to the Group I and II Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in other Loan Group or Loan Groups have not sustained any losses. The Class Principal Balances of the Class C-B Certificates immediately after the principal and interest distribution on are as follows:

              CLASS                 CLASS PRINCIPAL BALANCE
              C-B-1                     $13,231,725.62
              C-B-2                      $5,145,670.54
              C-B-3                      $2,205,286.95
              C-B-4                      $2,940,383.58
              C-B-5                      $1,470,191.29
              C-B-6                      $1,837,742.59

              Total                     $26,831,000.57

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $7,766,798.00, $177,509.00, $14,790,466.00 respectively. and such coverages are referred to in the table above under the column "Insurance Type" as "special hazard," "bankruptcy bond," and "mortgage repurchase," respectively. However, no policy of insurance exists for any such coverage, notwithstanding the reference to "insurance."

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998-14 Grp. I  (1494)

Interest Rate           Interest Rate      Net Rate      Pass Through Rate    Remaining Term    Principal Balance   Number Of Loans
-----------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999             6.3750          6.1250           6.0750              356.000              $266,004.09            1
5.5000 - 5.9999             6.7923          6.2977           6.2532              355.562          $197,730,858.18          539
6.0000 - 6.4999             7.1626          6.4723           6.4288              355.227          $241,658,862.42          687
6.5000 - 6.9999             7.5839          6.6744           6.6294              353.492           $30,022,263.11           88
7.0000 - 7.4999             8.0720          6.9330           6.8830              336.058            $2,029,345.55            6
7.5000 - 7.9999
8.0000 - 8.4999
8.5000 - 8.9999
9.0000 - 9.4999
9.5000 - 9.9999
10.0000-10.4999
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999           7.0377          6.4138           6.3697              355.175          $471,707,333.35         1321

Pool Totals                 8.3209          8.0709           8.0299              347.600          $178,431,656.76         1475

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-14 Group II (1495)    PNC WEIGHTED AVERAGE PC RATE (1494):  6.3750
                                    PNC WEIGHTED AVERAGE PC RATE (1495):  6.3108
                                               WEIGHTED AVERAGE PC RATE:  6.3528
--------------------------------------------------------------------------------

ISSUE DATE:   12/24/1998
CERTIFICATE BALANCE AT ISSUE:  $259,972,906.77

                                                                                           Group I

                                                                                        CERTIFICATE
                                                                    TOTAL               ACCOUNT                  CERTIFICATE
                                                                    NUMBER OF           ACTIVITY                 BALANCE
                                                                    MORTGAGES           (@ PC RATE)              OUTSTANDING
                                                                   -----------------------------------------------------------
BALANCES FROM LAST FISCAL MONTH-END:                                   1330                                     476,295,482.56
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                         $400,585.88
 Unscheduled Principal Collection/Reversals                                              $346,134.58
 Liquidations-in-full                                                    9             $3,841,428.75
 Principal Balance Sales Adjustments                                                           $0.00
 Net Principal Distributed                                                             $4,588,149.21            ($4,588,149.21)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                     $0.00

BALANCE CURRENT FISCAL MONTH-END:                                      1321                                    $471,707,333.35

SCHEDULED INTEREST AT MORTGAGE RATE:                                                   $2,794,969.35

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                   $53.00
 Interest Sales Adjustments                                                                    $0.00
 Interest Accrual Adjustment                                                                   $0.00
 Interest Uncollected on Liquidation                                                           $0.00
 Interest Uncollected on Non-Earning Assets                                                    $0.00
 Net Unscheduled Interest Distributed                                                         $53.00

OTHER:
 Loan Conversion Fees                                                                          $0.00
 Expense Reimbursements                                                                        $0.00
 Gain on Liquidations                                                                          $0.00
 Hazard Insurance Premium Refunds                                                              $0.00
 Net Other Distributions                                                                       $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                        $265,371.10

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                 $1.47
 Servicing Fees Sales Adjustments                                                              $0.00
 Servicing Fees Accrual Adjustments                                                            $0.00
 Servicing Fees Uncollected on Liquidation                                                     $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                 $0.00
 Net Unscheduled Service Fees Distributed                                                      $1.47

MISCELLANEOUS EXPENSES:                                                                        $0.00

NET FUNDS DISTRIBUTED:                                                                 $7,117,798.99

                                                                                           Group II

                                                                                        CERTIFICATE
                                                                    TOTAL               ACCOUNT                  CERTIFICATE
                                                                    NUMBER OF           ACTIVITY                 BALANCE
                                                                    MORTGAGES           (@ PC RATE)              OUTSTANDING
                                                                   -----------------------------------------------------------
BALANCES FROM LAST FISCAL MONTH-END:                                   698                                     $252,505,667.82
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                         $849,005.15
 Unscheduled Principal Collection/Reversals                                               $96,975.07
 Liquidations-in-full                                                   6              $2,669,372.01
 Principal Balance Sales Adjustments                                                           $0.00
 Net Principal Distributed                                                             $3,615,352.23            ($3,615,352.23)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                     $0.00

BALANCE CURRENT FISCAL MONTH-END:                                      692                                     $248,890,315.59

SCHEDULED INTEREST AT MORTGAGE RATE:                                                   $1,458,138.11

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                $2,968.29
 Interest Sales Adjustments                                                                    $0.00
 Interest Accrual Adjustment                                                                   $0.00
 Interest Uncollected on Liquidation                                                           $0.00
 Interest Uncollected on Non-Earning Assets                                                    $0.00
 Net Unscheduled Interest Distributed                                                      $2,968.29

OTHER:
 Loan Conversion Fees                                                                          $0.00
 Expense Reimbursements                                                                        $0.00
 Gain on Liquidations                                                                          $0.00
 Hazard Insurance Premium Refunds                                                              $0.00
 Net Other Distributions                                                                       $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                        $129,822.02

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                               $120.55
 Servicing Fees Sales Adjustments                                                              $0.00
 Servicing Fees Accrual Adjustments                                                            $0.00
 Servicing Fees Uncollected on Liquidation                                                     $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                 $0.00
 Net Unscheduled Service Fees Distributed                                                    $120.55

MISCELLANEOUS EXPENSES:                                                                        $0.00

NET FUNDS DISTRIBUTED:                                                                 $4,946,516.06

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES:  1998-14 Group II (1495)    PNC WEIGHTED AVERAGE PC RATE (1495):  6.3108

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
     LOAN COUNT OF         AGGREGATE LOSS
    INCURRED LOSSES            AMOUNT
    ---------------            ------
           0                   $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
  PRINCIPAL      SCHEDULED       INTEREST   NET INTEREST            TOTAL
 DISTRIBUTION   INTEREST DUE    ADJUSTMENT  DISTRUBUTION  OTHER  DISTRIBUTION
-------------   ------------    ----------  ------------  -----  ------------
$8,203,501.44   $3,857,914.34    $2,899.27 $3,860,813.61  $0.00  $12,064,315.05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

-------------------------------------------------------------------------------------------------------------------
INSURANCE RESERVES

                            COMBINED              Group I               Group II            Group I       Group II

                            ORIGINAL             CLAIMS IN            CLAIMS IN             CLAIMS         CLAIMS
INSURANCE TYPE               BALANCE             PROGRESS              PROGRESS              PAID           PAID
MPI                              $0.00            $0.00                 $0.00               $0.00          $0.00

SPECIAL HAZARD           $7,766,798.00            $0.00                 $0.00               $0.00          $0.00

BANKRUPTCY BOND
SINGLE-UNITS               $177,509.00            $0.00                 $0.00               $0.00          $0.00
MULTI-UNITS                      $0.00            $0.00                 $0.00               $0.00          $0.00

MORTGAGE REPURCHASE     $14,790,466.00            $0.00                 $0.00               $0.00          $0.00
--------------------------------------                      -------------------------------------------------------

--------------------------------------------------------------------------------
INSURANCE RESERVES
                             Group I           Group II        COMBINED

                                                               COVERAGE
INSURANCE TYPE             ADJUSTMENTS       ADJUSTMENTS      REMAINING
MPI                          $0.00             $0.00                    $0.00

SPECIAL HAZARD               $0.00             $0.00            $7,766,798.00

BANKRUPTCY BOND
SINGLE-UNITS                 $0.00             $0.00              $177,509.00
MULTI-UNITS                  $0.00             $0.00                    $0.00

MORTGAGE REPURCHASE          $0.00             $0.00           $14,790,466.00
--------------------------------------------------------------------------------

DELINQUENT INSTALLMENTS

------------------------------------------------------------------------------------------------------------------------------------
      ONE (Group II)                                     TWO (Group II)                                       THREE (Group II)

  COUNT           PRIN BALANCE                      COUNT                 PRIN BALANCE                    COUNT       PRIN BALANCE
    7             $2,331,617.44                       0                   $0.00                             0         $0.00

                                  FORECLOSURE (Group II)                                     REO (Group II)

                                   COUNT         PRIN BALANCE                             COUNT       PRIN BALANCE
                                     0           $0.00                                      0         $0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      ONE (Group I)                                      TWO (Group I)                                         THREE (Group I)

  COUNT           PRIN BALANCE                      COUNT                 PRIN BALANCE                    COUNT       PRIN BALANCE
    11            $4,714,031.16                       0                   $0.00                             0         $0.00

                                  FORECLOSURE (Group I)                                      ACQUIRED (Group I)

                                   COUNT         PRIN BALANCE                             COUNT       PRIN BALANCE
                                     0           $0.00                                      0         $0.00
------------------------------------------------------------------------------------------------------------------------------------

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-14 Group I & Group II
         (1494 & 1495)                         WEIGHTED AVERAGE PC RATE:  6.3528
--------------------------------------------------------------------------------

ISSUE DATE:   12/24/1998
CERTIFICATE BALANCE AT ISSUE:  $739,523,265.57

                                                                                        CERTIFICATE
                                                                    TOTAL               ACCOUNT                  CERTIFICATE
                                                                    NUMBER OF           ACTIVITY                 BALANCE
                                                                    MORTGAGES           (@ PC RATE)              OUTSTANDING
                                                                   -----------        ---------------          ----------------
BALANCES FROM LAST FISCAL MONTH-END:                                   2028                                    $728,801,150.38
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                        $1,249,591.03
 Unscheduled Principal Collection/Reversals                                               $443,109.65
 Liquidations-in-full                                                   15              $6,510,800.76
 Principal Balance Sales Adjustments                                                            $0.00
 Net Principal Distributed                                                              $8,203,501.44           ($8,203,501.44)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                     $0.00

BALANCE CURRENT FISCAL MONTH-END:                                      2013                                    $720,597,648.94

SCHEDULED INTEREST AT MORTGAGE RATE:                                                    $4,253,107.46

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                 $3,021.29
 Interest Sales Adjustments                                                                     $0.00
 Interest Accrual Adjustment                                                                    $0.00
 Interest Uncollected on Liquidation                                                            $0.00
 Interest Uncollected on Non-Earning Assets                                                     $0.00
 Net Unscheduled Interest Distributed                                                       $3,021.29

OTHER:
 Loan Conversion Fees                                                                           $0.00
 Expense Reimbursements                                                                         $0.00
 Gain on Liquidations                                                                           $0.00
 Hazard Insurance Premium Refunds                                                               $0.00
 Net Other Distributions                                                                        $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                         $395,193.12

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                $122.02
 Servicing Fees Sales Adjustments                                                               $0.00
 Servicing Fees Accrual Adjustments                                                             $0.00
 Servicing Fees Uncollected on Liquidation                                                      $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                  $0.00
 Net Unscheduled Service Fees Distributed                                                     $122.02

MISCELLANEOUS EXPENSES:                                                                         $0.00

NET FUNDS DISTRIBUTED:                                                                 $12,064,315.05

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES:  1998-14 Group I & Group II
         (1494 & 1495)                         WEIGHTED AVERAGE PC RATE:  6.3528

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
     LOAN COUNT OF         AGGREGATE LOSS
    INCURRED LOSSES            AMOUNT
    ---------------            ------
           0                   $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
  PRINCIPAL      SCHEDULED       INTEREST   NET INTEREST            TOTAL
 DISTRIBUTION   INTEREST DUE    ADJUSTMENT  DISTRUBUTION  OTHER  DISTRIBUTION
-------------   ------------    ----------  ------------  -----  ------------
$8,203,501.44   $3,857,914.34    $2,899.27 $3,860,813.61  $0.00  $12,064,315.05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                            ORIGINAL            CLAIMS IN           CLAIMS                        COVERAGE
INSURANCE TYPE               BALANCE             PROGRESS            PAID        ADJUSTMENTS      REMAINING
MPI                               $0.00            $0.00             $0.00          $0.00                $0.00

SPECIAL HAZARD            $7,766,798.00            $0.00             $0.00          $0.00        $7,766,798.00

BANKRUPTCY BOND
SINGLE-UNITS                $177,509.00            $0.00             $0.00          $0.00          $177,509.00
MULTI-UNITS                       $0.00            $0.00             $0.00          $0.00                $0.00

MORTGAGE REPURCHASE      $14,790,466.00            $0.00             $0.00          $0.00       $14,790,466.00

DELINQUENT INSTALLMENTS

  ONE                           TWO                            THREE

COUNT   PRIN BALANCE          COUNT    PRIN BALANCE          COUNT   PRIN BALANCE
 18     $7,045,648.60           0       $0.00                   0     $0.00

   IN FORECLOSURE                                    ACQUIRED

        COUNT        PRIN BALANCE                      COUNT      PRIN BALANCE
         0            $0.00                             0          $0.00

The Group C-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group I and II Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated December 22, 1998, to that certain Prospectus dated November 25, 1998 to which certain of the Group I and II certificates were offered. The special hazard, bankruptcy, and fraud coverage (collectively, "Credit Enhancements") provided by the C-B Certificates provide coverage to the Group I and II Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in other Loan Group or Loan Groups have not sustained any losses. The Class Principal Balances of the Class C-B Certificates immediately after the principal and interest distribution on are as follows:

                 CLASS                     CLASS PRINCIPAL BALANCE
                 C-B-1                         $13,231,725.62
                 C-B-2                          $5,145,670.54
                 C-B-3                          $2,205,286.95
                 C-B-4                          $2,940,383.58
                 C-B-5                          $1,470,191.29
                 C-B-6                          $1,837,742.59

                 Total                         $26,831,000.57

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $7,766,798.00, $177,509.00, $14,790,466.00 respectively, and such coverages are referred to in the table above under the column "Insurance Type" as "special hazard," "bankruptcy bond," and "mortgage repurchase," respectively. However, no policy of insurance exists for any such coverage, notwithstanding the reference to "insurance."

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  February 1999              Distribution Date:  March 25, 1999
Series: 1998-14 Group I & Group II  Pool 1494 & Pool 1495
Certificate Trust

     Class                                          Portfolio              I-A-1               I-A-2                I-A-3
     Weighted Average Pass Through Rate                   6.3534%              6.250%              6.250%              6.250%
Original Principal Balance                       $739,523,265.57     $100,555,070.00      $63,000,000.00      $46,500,000.00
Beginning Principal Balance                      $728,801,150.38      $99,621,138.86      $63,000,000.00      $46,500,000.00
     Loans Transferred In                                  $0.00               $0.00               $0.00               $0.00
     Loans Transferred Out                                 $0.00               $0.00               $0.00               $0.00
     Principal Losses                                      $0.00               $0.00               $0.00               $0.00
     Other Principal Adjustments                           $0.00               $0.00               $0.00               $0.00
     Principal Distributed                         $8,203,501.44       $1,324,391.18               $0.00               $0.00
     Principal Allocation Factor                      0.01109296          0.01317080          0.00000000          0.00000000
     Scheduled Interest                            $3,857,914.34         $518,860.10         $328,125.00         $242,187.50
     Scheduled Interest Allocation Factor             0.00521676          0.00515996          0.00520833          0.00520833
     Interest Adjustment                               $2,899.27             $389.93             $246.59             $182.01
     Interest Adjustment Allocation Factor            0.00000392          0.00000388          0.00000391          0.00000391
     Net Interest Distributed                      $3,860,813.61         $519,250.03         $328,371.59         $242,369.51
     Distributed Allocation Factor                    0.00522068          0.00516384          0.00521225          0.00521225
         Other Distribution                                $0.00               $0.00               $0.00               $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000          0.00000000          0.00000000
         Ending Total Distribution                $12,064,315.05       $1,843,641.21         $328,371.59         $242,369.51
         Ending Principal Balance                $720,597,648.94      $98,296,747.68      $63,000,000.00      $46,500,000.00
         Principal Balance Trading Factor             0.97440836          0.97754144          1.00000000          1.00000000

     Class                                             I-A-4              I-A-5              I-A-6
     Weighted Average Pass Through Rate                   6.250%              6.250%              6.250%
Original Principal Balance                       $49,000,000.00      $12,385,000.00      $35,000,000.00
Beginning Principal Balance                      $48,563,583.93      $11,938,460.81      $35,000,000.00
     Loans Transferred In                                 $0.00               $0.00               $0.00
     Loans Transferred Out                                $0.00               $0.00               $0.00
     Principal Losses                                     $0.00               $0.00               $0.00
     Other Principal Adjustments                          $0.00               $0.00               $0.00
     Principal Distributed                          $618,873.89         $633,229.29               $0.00
     Principal Allocation Factor                     0.01263008          0.05112873          0.00000000
     Scheduled Interest                             $252,935.33          $62,179.48         $182,291.67
     Scheduled Interest Allocation Factor            0.00516195          0.00502055          0.00520833
     Interest Adjustment                                $190.08              $46.73             $136.99
     Interest Adjustment Allocation Factor           0.00000388          0.00000377          0.00000391
     Net Interest Distributed                       $253,125.41          $62,226.21         $182,428.66
     Distributed Allocation Factor                   0.00516582          0.00502432          0.00521225
         Other Distribution                               $0.00               $0.00               $0.00
         Other Distribution Allocation Factor        0.00000000          0.00000000          0.00000000
         Ending Total Distribution                  $871,999.30         $695,455.50         $182,428.66
         Ending Principal Balance                $47,944,710.04      $11,305,231.52      $35,000,000.00
         Principal Balance Trading Factor            0.97846347          0.91281643          1.00000000

     Class                                           I-A-7               I-A-8               I-A-9              I-A-10
     Weighted Average Pass Through Rate                   6.250%             6.250%              6.250%              6.250%
Original Principal Balance                       $96,000,000.00     $50,042,269.00       $3,950,000.00       $5,487,731.00
Beginning Principal Balance                      $95,074,607.30     $49,796,176.34       $3,950,000.00       $5,251,289.12
     Loans Transferred In                                 $0.00              $0.00               $0.00               $0.00
     Loans Transferred Out                                $0.00              $0.00               $0.00               $0.00
     Principal Losses                                     $0.00              $0.00               $0.00               $0.00
     Other Principal Adjustments                          $0.00              $0.00               $0.00               $0.00
     Principal Distributed                        $1,312,282.97        $348,979.63               $0.00         $335,294.04
     Principal Allocation Factor                     0.01366961         0.00697370          0.00000000          0.06109885
     Scheduled Interest                             $495,180.25        $259,355.09          $20,572.92          $27,350.46
     Scheduled Interest Allocation Factor            0.00515813         0.00518272          0.00520833          0.00498393
     Interest Adjustment                                $372.13            $194.91              $15.46              $20.55
     Interest Adjustment Allocation Factor           0.00000388         0.00000389          0.00000391          0.00000374
     Net Interest Distributed                       $495,552.38        $259,550.00          $20,588.38          $27,371.01
     Distributed Allocation Factor                   0.00516200         0.00518662          0.00521225          0.00498767
         Other Distribution                               $0.00              $0.00               $0.00               $0.00
         Other Distribution Allocation Factor        0.00000000         0.00000000          0.00000000          0.00000000
         Ending Total Distribution                $1,807,835.35        $608,529.63          $20,588.38         $362,665.05
         Ending Principal Balance                $93,762,324.33     $49,447,196.71       $3,950,000.00       $4,915,995.08
         Principal Balance Trading Factor            0.97669088         0.98810861          1.00000000          0.89581561

     Class                                             I-X                  I-P             II-A-1                 II-X
     Weighted Average Pass Through Rate                  6.250%              6.250%              6.250%              6.250%
Original Principal Balance                               $0.00         $126,700.00     $250,103,113.00               $0.00
Beginning Principal Balance                              $0.00         $125,695.33     $242,724,890.85               $0.00
     Loans Transferred In                                $0.00               $0.00               $0.00               $0.00
     Loans Transferred Out                               $0.00               $0.00               $0.00               $0.00
     Principal Losses                                    $0.00               $0.00               $0.00               $0.00
     Other Principal Adjustments                         $0.00               $0.00               $0.00               $0.00
     Principal Distributed                               $0.00             $401.95       $3,582,359.40               $0.00
     Principal Allocation Factor                    0.00000000          0.00317245          0.01432353          0.00000000
     Scheduled Interest                              49,549.64               $0.00       $1,264,192.14          $15,152.98
     Scheduled Interest Allocation Factor           0.00000000          0.00000000          0.00505468          0.00000000
     Interest Adjustment                                $37.24               $0.00             $950.06              $11.39
     Interest Adjustment Allocation Factor          0.00000000          0.00000000          0.00000380          0.00000000
     Net Interest Distributed                       $49,586.88               $0.00       $1,265,142.20          $15,164.37
     Distributed Allocation Factor                  0.00000000          0.00000000          0.00505848          0.00000000
         Other Distribution                              $0.00               $0.00               $0.00               $0.00
         Other Distribution Allocation Factor       0.00000000          0.00000000          0.00000000          0.00000000
         Ending Total Distribution                  $49,586.88             $401.95       $4,847,501.60          $15,164.37
         Ending Principal Balance                        $0.00         $125,293.38     $239,142,531.45               $0.00
         Principal Balance Trading Factor           0.00000000          0.98889803          0.95617575          0.00000000

     Class
                                                       II-P              C-B-1
     Weighted Average Pass Through Rate                                      6.250%
Original Principal Balance                         $380,782.00      $13,311,418.00
Beginning Principal Balance                        $377,995.77      $13,254,563.40
     Loans Transferred In                                $0.00               $0.00
     Loans Transferred Out                               $0.00               $0.00
     Principal Losses                                    $0.00               $0.00
     Other Principal Adjustments                         $0.00               $0.00
     Principal Distributed                           $1,379.16          $22,837.78
     Principal Allocation Factor                    0.00362191          0.00171565
     Scheduled Interest                                  $0.00          $69,034.18
     Scheduled Interest Allocation Factor           0.00000000          0.00518609
     Interest Adjustment                                 $0.00              $51.88
     Interest Adjustment Allocation Factor          0.00000000          0.00000390
     Net Interest Distributed                            $0.00          $69,086.06
     Distributed Allocation Factor                  0.00000000          0.00518999
         Other Distribution                              $0.00               $0.00
         Other Distribution Allocation Factor       0.00000000          0.00000000
         Ending Total Distribution                   $1,379.16          $91,923.84
         Ending Principal Balance                  $376,616.61      $13,231,725.62
         Principal Balance Trading Factor           0.98906096          0.99401323

     Class
                                                       C-B-2               C-B-3               C-B-4             C-B-5
     Weighted Average Pass Through Rate                    6.250%              6.250%              6.250%            6.250%
Original Principal Balance                         $5,176,662.00       $2,218,569.00       $2,958,093.00     $1,479,046.00
Beginning Principal Balance                        $5,154,551.89       $2,209,093.24       $2,945,458.64     $1,472,728.82
     Loans Transferred In                                  $0.00               $0.00               $0.00             $0.00
     Loans Transferred Out                                 $0.00               $0.00               $0.00             $0.00
     Principal Losses                                      $0.00               $0.00               $0.00             $0.00
     Other Principal Adjustments                           $0.00               $0.00               $0.00             $0.00
     Principal Distributed                             $8,881.35           $3,806.29           $5,075.06         $2,537.53
     Principal Allocation Factor                      0.00171565          0.00171565          0.00171565        0.00171566
     Scheduled Interest                               $26,846.62          $11,505.69          $15,340.93         $7,670.46
     Scheduled Interest Allocation Factor             0.00518609          0.00518609          0.00518609        0.00518609
     Interest Adjustment                                  $20.18               $8.65              $11.53             $5.76
     Interest Adjustment Allocation Factor            0.00000390          0.00000390          0.00000390        0.00000389
     Net Interest Distributed                         $26,866.80          $11,514.34          $15,352.46         $7,676.22
     Distributed Allocation Factor                    0.00518999          0.00518999          0.00518999        0.00518998
         Other Distribution                                $0.00               $0.00               $0.00             $0.00
         Other Distribution Allocation Factor         0.00000000          0.00000000          0.00000000        0.00000000
         Ending Total Distribution                    $35,748.15          $15,320.63          $20,427.52        $10,213.75
         Ending Principal Balance                  $5,145,670.54       $2,205,286.95       $2,940,383.58     $1,470,191.29
         Principal Balance Trading Factor             0.99401323          0.99401323          0.99401323        0.99401323

     Class
                                                      C-B-6                R
     Weighted Average Pass Through Rate                    6.250%         6.500%
Original Principal Balance                         $1,848,811.00          $0.00
Beginning Principal Balance                        $1,840,914.51          $0.00                     Class I-X Notional Amt
     Loans Transferred In                                  $0.00          $0.00
     Loans Transferred Out                                 $0.00          $0.00                          9,513,531.70
     Principal Losses                                      $0.00          $0.00
     Other Principal Adjustments                           $0.00          $0.00                     Class II-X Notional Amt
     Principal Distributed                             $3,171.91          $0.00
     Principal Allocation Factor                      0.00171565     0.00000000                         $2,909,371.79
     Scheduled Interest                                $9,588.10         ($4.20)
     Scheduled Interest Allocation Factor             0.00518609     0.00000000                         Group I Ending
     Interest Adjustment                                   $7.21         ($0.01)                      Principal Balance
     Interest Adjustment Allocation Factor            0.00000390     0.00000000
     Net Interest Distributed                          $9,595.31         ($4.21)                      $471,707,333.35
     Distributed Allocation Factor                    0.00518999     0.00000000
         Other Distribution                                $0.00          $0.00                        Group II Ending
         Other Distribution Allocation Factor         0.00000000     0.00000000                       Principal Balance
         Ending Total Distribution                    $12,767.22         ($4.22)
         Ending Principal Balance                  $1,837,742.59          $0.00                       $248,890,315.59
         Principal Balance Trading Factor             0.99401323     0.00000000

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-14 Grp. III (1496)               WEIGHTED AVERAGE PC RATE:  7.2565
--------------------------------------------------------------------------------

ISSUE DATE:   12/24/1998
CERTIFICATE BALANCE AT ISSUE:  $190,655,497.35

                                                                                        CERTIFICATE
                                                                    TOTAL               ACCOUNT                  CERTIFICATE
                                                                    NUMBER OF           ACTIVITY                 BALANCE
                                                                    MORTGAGES           (@ PC RATE)              OUTSTANDING
                                                                   -----------        ---------------          ----------------
BALANCES FROM LAST FISCAL MONTH-END:                                   529                                     $185,876,580.69
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                         $129,129.47
 Unscheduled Principal Collection/Reversals                                               $15,862.12
 Liquidations-in-full                                                   8              $3,475,077.32
 Principal Balance Sales Adjustments                                                           $0.00
 Net Principal Distributed                                                             $3,620,068.91            ($3,620,068.91)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                     $0.00

BALANCE CURRENT FISCAL MONTH-END:                                      521                                     $182,256,511.78

SCHEDULED INTEREST AT MORTGAGE RATE:                                                   $1,247,143.21

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                   ($5.27)
 Interest Sales Adjustments                                                                    $0.00
 Interest Accrual Adjustment                                                                   $0.00
 Interest Uncollected on Liquidation                                                           $0.00
 Interest Uncollected on Non-Earning Assets                                                    $0.00
 Net Unscheduled Interest Distributed                                                         ($5.27)

OTHER:
 Loan Conversion Fees                                                                          $0.00
 Expense Reimbursements                                                                        $0.00
 Gain on Liquidations                                                                          $0.00
 Hazard Insurance Premium Refunds                                                              $0.00
 Net Other Distributions                                                                       $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                        $122,238.75

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                ($0.58)
 Servicing Fees Sales Adjustments                                                              $0.00
 Servicing Fees Accrual Adjustments                                                            $0.00
 Servicing Fees Uncollected on Liquidation                                                     $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                 $0.00
 Net Unscheduled Service Fees Distributed                                                     ($0.58)

MISCELLANEOUS EXPENSES:                                                                        $0.00

NET FUNDS DISTRIBUTED:                                                                 $4,744,968.68

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES:  1998-14 Grp. III (1496)               WEIGHTED AVERAGE PC RATE:  7.2565

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
     LOAN COUNT OF         AGGREGATE LOSS
    INCURRED LOSSES            AMOUNT
    ---------------            ------
           0                   $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
  PRINCIPAL      SCHEDULED       INTEREST   NET INTEREST            TOTAL
 DISTRIBUTION   INTEREST DUE    ADJUSTMENT  DISTRUBUTION  OTHER  DISTRIBUTION
-------------   ------------    ----------  ------------  -----  ------------
$3,620,068.91   $1,124,904.46    ($4.69)   $1,124,899.77  $0.00  $4,744,968.68
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                            ORIGINAL            CLAIMS IN           CLAIMS                        COVERAGE
INSURANCE TYPE               BALANCE             PROGRESS            PAID        ADJUSTMENTS      REMAINING
MPI                               $0.00            $0.00             $0.00          $0.00                $0.00

SPECIAL HAZARD            $5,021,088.00            $0.00             $0.00          $0.00        $5,021,088.00

BANKRUPTCY BOND
SINGLE-UNITS                $181,895.00            $0.00             $0.00          $0.00          $181,895.00
MULTI-UNITS                       $0.00            $0.00             $0.00          $0.00                $0.00

MORTGAGE REPURCHASE      $10,024,175.00            $0.00             $0.00          $0.00       $10,024,175.00

DELINQUENT INSTALLMENTS

  ONE                           TWO                            THREE

COUNT   PRIN BALANCE          COUNT    PRIN BALANCE          COUNT   PRIN BALANCE
 15     $4,885,664.83           4       $1,227,741.70           0     $0.00

   IN FORECLOSURE                                    ACQUIRED

        COUNT        PRIN BALANCE                      COUNT      PRIN BALANCE
         0            $0.00                             0          $0.00

The Group D-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group III, IV and V Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated December 22, 1998, to that certain prospectus dated November 25, 1998 to which certain of the Group III, IV and V certificates were offered. The special hazard, bankruptcy, and Fraud coverage (collectively, "Credit Enhancements") provided by the D-B certificates provide coverage to the Group III, IV and V Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in other Loan Group or Loan Groups have not sustained any losses. The Class Principal Balances of the Class V-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

                CLASS                     CLASS PRINCIPAL BALANCE
                D-B-1                         $15,499,064.77
                D-B-2                          $7,999,516.94
                D-B-3                          $4,249,743.53
                D-B-4                          $3,249,803.29
                D-B-5                          $1,249,923.80
                D-B-6                          $2,749,839.15

                Total                         $34,997,891.48

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $5,021,088.00, $181,895.00, $10,024,175.00 respectively, and such coverages are referred to in the table above under the column "Insurance Type" as "special hazard," "bankruptcy bond," and "mortgage repurchase," respectively. However, no policy of insurance exists for any such coverage, notwithstanding the reference to "insurance."

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998-14 Grp.III  (1496)

Interest Rate           Interest Rate      Net Rate      Pass Through Rate    Remaining Term    Principal Balance   Number Of Loans
-----------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999
7.5000 - 7.9999             6.7930          6.5312           6.4897              351.361            $6,393,183.62          17
8.0000 - 8.4999             7.2285          6.9023           6.8603              353.685           $26,988,584.34          72
8.5000 - 8.9999             7.7063          7.0819           7.0413              355.600           $51,031,342.70         150
9.0000 - 9.4999             8.1835          7.2225           7.1824              355.976           $40,839,675.69         119
9.5000 - 9.9999             8.6598          7.7098           7.6697              353.912           $46,037,505.09         126
10.0000-10.4999             9.1152          8.1652           8.1252              354.818            $8,709,540.05          29
10.5000-10.9999             9.5820          8.6320           8.5920              354.430            $2,256,680.29           8
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                 8.0418          7.2971           7.2565              354.774          $182,256,511.78         521

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-14 Group IV (1497)               WEIGHTED AVERAGE PC RATE:  7.2602
--------------------------------------------------------------------------------

ISSUE DATE:   12/24/1998
CERTIFICATE BALANCE AT ISSUE:  $264,262,776.26

                                                                                        CERTIFICATE
                                                                    TOTAL               ACCOUNT                  CERTIFICATE
                                                                    NUMBER OF           ACTIVITY                 BALANCE
                                                                    MORTGAGES           (@ PC RATE)              OUTSTANDING
                                                                   -----------        ---------------          ----------------
BALANCES FROM LAST FISCAL MONTH-END:                                   2081                                    $261,909,319.13
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                         $183,657.94
 Unscheduled Principal Collection/Reversals                                               $84,871.48
 Liquidations-in-full                                                   17             $2,193,687.26
 Principal Balance Sales Adjustments                                                           $0.00
 Net Principal Distributed                                                             $2,462,216.68            ($2,462,216.68)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                     $0.00

BALANCE CURRENT FISCAL MONTH-END:                                      2064                                    $259,447,102.45

SCHEDULED INTEREST AT MORTGAGE RATE:                                                   $1,753,558.11

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                  ($63.59)
 Interest Sales Adjustments                                                                    $0.00
 Interest Accrual Adjustment                                                                   $0.00
 Interest Uncollected on Liquidation                                                           $0.00
 Interest Uncollected on Non-Earning Assets                                                    $0.00
 Net Unscheduled Interest Distributed                                                        ($63.59)

OTHER:
 Loan Conversion Fees                                                                          $0.00
 Expense Reimbursements                                                                        $0.00
 Gain on Liquidations                                                                          $0.00
 Hazard Insurance Premium Refunds                                                              $0.00
 Net Other Distributions                                                                       $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                        $168,779.67

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                ($3.03)
 Servicing Fees Sales Adjustments                                                              $0.00
 Servicing Fees Accrual Adjustments                                                            $0.00
 Servicing Fees Uncollected on Liquidation                                                     $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                 $0.00
 Net Unscheduled Service Fees Distributed                                                     ($3.03)

MISCELLANEOUS EXPENSES:                                                                        $0.00

NET FUNDS DISTRIBUTED:                                                                 $4,046,934.56

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES:  1998-14 Group IV (1497)               WEIGHTED AVERAGE PC RATE:  7.2602

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
     LOAN COUNT OF         AGGREGATE LOSS
    INCURRED LOSSES            AMOUNT
    ---------------            ------
           0                   $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
  PRINCIPAL      SCHEDULED       INTEREST   NET INTEREST            TOTAL
 DISTRIBUTION   INTEREST DUE    ADJUSTMENT  DISTRUBUTION  OTHER  DISTRIBUTION
-------------   ------------    ----------  ------------  -----  ------------
 $2,462,216.68  $1,584,778.44    ($60.56)  $1,584,717.88  $0.00  $4,046,934.56
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                            ORIGINAL            CLAIMS IN           CLAIMS                        COVERAGE
INSURANCE TYPE               BALANCE             PROGRESS            PAID        ADJUSTMENTS      REMAINING
MPI                               $0.00            $0.00             $0.00          $0.00                $0.00

SPECIAL HAZARD            $5,021,088.00            $0.00             $0.00          $0.00        $5,021,088.00

BANKRUPTCY BOND
SINGLE-UNITS                $181,895.00            $0.00             $0.00          $0.00          $181,895.00
MULTI-UNITS                       $0.00            $0.00             $0.00          $0.00                $0.00

MORTGAGE REPURCHASE      $10,024,175.00            $0.00             $0.00          $0.00       $10,024,175.00

DELINQUENT INSTALLMENTS

  ONE                           TWO                            THREE

COUNT   PRIN BALANCE          COUNT    PRIN BALANCE          COUNT   PRIN BALANCE
 57     $7,477,780.65           2       $129,684.75             0     $0.00

   IN FORECLOSURE                                    ACQUIRED

        COUNT        PRIN BALANCE                      COUNT      PRIN BALANCE
         0            $0.00                             0          $0.00

The Group D-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group III, IV and V Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated December 22, 1998, to that certain prospectus dated November 25, 1998 to which certain of the Group III, IV and V certificates were offered. The special hazard, bankruptcy, and Fraud coverage (collectively, "Credit Enhancements") provided by the D-B certificates provide coverage to the Group III, IV and V Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in other Loan Group or Loan Groups have not sustained any losses. The Class Principal Balances of the Class V-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

                 CLASS                    CLASS PRINCIPAL BALANCE
                 D-B-1                         $15,499,064.77
                 D-B-2                          $7,999,516.94
                 D-B-3                          $4,249,743.53
                 D-B-4                          $3,249,803.29
                 D-B-5                          $1,249,923.80
                 D-B-6                          $2,749,839.15

                 Total                         $34,997,891.48

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $5,021,088.00, $181,895.00, $10,024,175.00 respectively, and such coverages are referred to in the table above under the column "Insurance Type" as "special hazard," "bankruptcy bond," and "mortgage repurchase," respectively. However, no policy of insurance exists for any such coverage, notwithstanding the reference to "insurance."

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998-14 Group. IV  (1497)

Interest Rate           Interest Rate      Net Rate      Pass Through Rate    Remaining Term    Principal Balance   Number Of Loans
-----------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999              5.8750          5.6250           5.5850             357.000              $341,546.97            2
7.0000 - 7.4999              6.2320          5.9820           5.9420             357.137            $2,442,168.58           16
7.5000 - 7.9999              6.7062          6.4562           6.4152             356.789           $14,234,074.17           90
8.0000 - 8.4999              7.2419          6.9852           6.9418             354.987           $14,100,507.02          116
8.5000 - 8.9999              7.7204          7.2042           7.1627             353.624           $71,263,461.55          544
9.0000 - 9.4999              8.2030          7.2689           7.2276             354.416           $87,069,222.28          713
9.5000 - 9.9999              8.5763          7.6503           7.6086             355.550           $62,981,490.78          525
10.0000-10.4999              9.1217          8.3826           8.3341             355.295            $5,461,992.18           46
10.5000-10.9999              9.6293          8.6793           8.6336             344.900            $1,358,046.00            9
11.0000-11.4999             10.2017          9.2517           9.2017             357.000              $131,860.72            2
11.5000 - 11.9999
12.0000 - 12.4999           11.0000         10.0500          10.0000             357.000               $62,732.20            1
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                  8.0336          7.3019           7.2602             354.635          $259,447,102.45         2064

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1998-14 Group V (1498)                WEIGHTED AVERAGE PC RATE:  7.0075
--------------------------------------------------------------------------------

ISSUE DATE:   12/24/1998
CERTIFICATE BALANCE AT ISSUE:  $46,290,463.19

                                                                                        CERTIFICATE
                                                                    TOTAL               ACCOUNT                  CERTIFICATE
                                                                    NUMBER OF           ACTIVITY                 BALANCE
                                                                    MORTGAGES           (@ PC RATE)              OUTSTANDING
                                                                   -----------        ---------------          ----------------
BALANCES FROM LAST FISCAL MONTH-END:                                   130                                     $43,340,051.18
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                          $97,590.33
 Unscheduled Principal Collection/Reversals                                                $4,538.16
 Liquidations-in-full                                                   4              $1,561,386.49
 Principal Balance Sales Adjustments                                                           $0.00
 Net Principal Distributed                                                             $1,663,514.98           ($1,663,514.98)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                    $0.00

BALANCE CURRENT FISCAL MONTH-END:                                      126                                     $41,676,536.20

SCHEDULED INTEREST AT MORTGAGE RATE:                                                     $278,000.45

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                    $0.00
 Interest Sales Adjustments                                                                    $0.00
 Interest Accrual Adjustment                                                                   $0.00
 Interest Uncollected on Liquidation                                                           $0.00
 Interest Uncollected on Non-Earning Assets                                                    $0.00
 Net Unscheduled Interest Distributed                                                          $0.00

OTHER:
 Loan Conversion Fees                                                                          $0.00
 Expense Reimbursements                                                                        $0.00
 Gain on Liquidations                                                                          $0.00
 Hazard Insurance Premium Refunds                                                              $0.00
 Net Other Distributions                                                                       $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                         $24,409.74

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                 $0.00
 Servicing Fees Sales Adjustments                                                              $0.00
 Servicing Fees Accrual Adjustments                                                            $0.00
 Servicing Fees Uncollected on Liquidation                                                     $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                 $0.00
 Net Unscheduled Service Fees Distributed                                                      $0.00

MISCELLANEOUS EXPENSES:                                                                        $0.00

NET FUNDS DISTRIBUTED:                                                                 $1,917,105.69

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES:  1998-14 Group V (1498)                WEIGHTED AVERAGE PC RATE:  7.0075

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
     LOAN COUNT OF         AGGREGATE LOSS
    INCURRED LOSSES            AMOUNT
    ---------------            ------
           0                   $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
  PRINCIPAL      SCHEDULED       INTEREST   NET INTEREST            TOTAL
 DISTRIBUTION   INTEREST DUE    ADJUSTMENT  DISTRUBUTION  OTHER  DISTRIBUTION
-------------   ------------    ----------  ------------  -----  ------------
 $1,663,514.98  $253,590.71      $0.00     $253,590.71    $0.00  $1,917,105.69
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                            ORIGINAL            CLAIMS IN           CLAIMS                        COVERAGE
INSURANCE TYPE               BALANCE             PROGRESS            PAID        ADJUSTMENTS      REMAINING
MPI                               $0.00            $0.00             $0.00          $0.00                $0.00

SPECIAL HAZARD            $5,021,088.00            $0.00             $0.00          $0.00        $5,021,088.00

BANKRUPTCY BOND
SINGLE-UNITS                $181,895.00            $0.00             $0.00          $0.00          $181,895.00
MULTI-UNITS                       $0.00            $0.00             $0.00          $0.00                $0.00

MORTGAGE REPURCHASE      $10,024,175.00            $0.00             $0.00          $0.00       $10,024,175.00

DELINQUENT INSTALLMENTS

  ONE                           TWO                            THREE

COUNT   PRIN BALANCE          COUNT    PRIN BALANCE          COUNT   PRIN BALANCE
 4      $1,067,487.59           0       $0.00                   0     $0.00

   IN FORECLOSURE                                    ACQUIRED

        COUNT        PRIN BALANCE                      COUNT      PRIN BALANCE
         0            $0.00                             0          $0.00

The Group D-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group III, IV and V Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated December 22, 1998, to that certain prospectus dated November 25, 1998 to which certain of the Group III, IV and V certificates were offered. The special hazard, bankruptcy, and Fraud coverage (collectively, "Credit Enhancements") provided by the D-B certificates provide coverage to the Group III, IV and V Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in other Loan Group or Loan Groups have not sustained any losses. The Class Principal Balances of the Class V-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

                CLASS                    CLASS PRINCIPAL BALANCE
                D-B-1                         $15,499,064.77
                D-B-2                          $7,999,516.94
                D-B-3                          $4,249,743.53
                D-B-4                          $3,249,803.29
                D-B-5                          $1,249,923.80
                D-B-6                          $2,749,839.15

                Total                         $34,997,891.48

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $5,021,088.00, $181,895.00, $10,024,175.00 respectively, and such coverages are referred to in the table above under the column "Insurance Type" as "special hazard," "bankruptcy bond," and "mortgage repurchase," respectively. However, no policy of insurance exists for any such coverage, notwithstanding the reference to "insurance."

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1998-14 Group V  (1498)

Interest Rate           Interest Rate      Net Rate      Pass Through Rate    Remaining Term    Principal Balance   Number Of Loans
-----------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999              6.3750         6.1250           6.0750              167.000             $238,519.24            1
7.5000 - 7.9999              6.8211         6.5273           6.4811              171.547           $3,304,784.24            9
8.0000 - 8.4999              7.2090         6.8145           6.7677              172.451          $12,944,684.71           37
8.5000 - 8.9999              7.7067         7.0468           7.0054              173.995          $14,445,200.56           45
9.0000 - 9.4999              8.1362         7.1862           7.1457              174.363           $6,503,261.43           20
9.5000 - 9.9999              8.7397         7.7036           7.6603              174.697           $2,411,048.88            8
10.0000-10.4999              9.0419         8.0919           8.0519              173.972             $806,623.86            3
10.5000-10.9999              9.5410         8.6130           8.5697              175.000             $727,143.23            2
11.0000 - 11.4999           10.0000         9.2500           9.2000              174.000             $295,270.05            1
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                  7.6752         7.0511           7.0075              173.396          $41,676,536.20          126

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  February 1998
SERIES:  1998-14 GRP III, IV, V  (1496, 1497, 1498)
Certificate Trust


      Class                                      Portfolio            III-A-1               III-A-2             III-A-3
Weighted Average Pass Through Rate                    7.240%               6.500%               6.475%               6.500%
Original Principal Balance                  $501,208,736.80       $59,782,962.00       $99,750,000.00       $17,725,895.00
Beginning Principal Balance                 $491,125,951.00       $57,947,450.90       $96,824,769.80       $17,725,895.00
Loans Transferred In                                  $0.00                $0.00                $0.00                $0.00
Loans Transferred Out                                 $0.00                $0.00                $0.00                $0.00
Principal Losses                                      $0.00                $0.00                $0.00                $0.00
Other Principal Adjustments                           $0.00                $0.00                $0.00                $0.00
Principal Distributed                         $7,745,800.57        $1,392,135.97        $2,218,629.01                $0.00
Principal Allocation Factor                     0.015454241          0.023286500          0.022241895          0.000000000
Scheduled Interest                            $2,963,273.61          $313,882.03          $522,450.32           $96,015.26
Scheduled Interest Allocation Factor            0.005912255          0.005250359          0.005237597          0.005416666
Interest Adjustment                                 ($65.25)              ($6.91)             ($11.50)              ($2.11)
Interest Adjustment Allocation Factor          -0.000000130         -0.000000116         -0.000000115         -0.000000119
Net Interest Distributed                      $2,963,208.36          $313,875.12          $522,438.82           $96,013.15
Distributed Allocation Factor                   0.005912124          0.005250244          0.005237482          0.005416547
    Other Distribution                                $0.00                $0.00                $0.00                $0.00
    Other Distribution Allocation Factor        0.000000000          0.000000000          0.000000000          0.000000000
    Ending Total Distribution                $10,709,008.93        $1,706,011.09        $2,741,067.83           $96,013.15
    Ending Principal Balance                $483,380,150.43       $56,555,314.93       $94,606,140.79       $17,725,895.00
    Principal Balance Trading Factor            0.964428820          0.946010586          0.948432489          1.000000000

                                                   Notional
      Class                                         III-X
Weighted Average Pass Through Rate                    6.500%
Original Principal Balance                            $0.00
Beginning Principal Balance                           $0.00
Loans Transferred In                                  $0.00
Loans Transferred Out                                 $0.00
Principal Losses                                      $0.00
Other Principal Adjustments                           $0.00
Principal Distributed                                 $0.00
Principal Allocation Factor                     0.000000000
Scheduled Interest                                33,690.13
Scheduled Interest Allocation Factor            0.000000000
Interest Adjustment                                  ($0.74)
Interest Adjustment Allocation Factor           0.000000000
Net Interest Distributed                         $33,689.39
Distributed Allocation Factor                             0
    Other Distribution                                $0.00
    Other Distribution Allocation Factor        0.000000000
    Ending Total Distribution                    $33,689.39
    Ending Principal Balance                          $0.00
    Principal Balance Trading Factor            0.000000000

   Distribution Date:  March 25, 1999

                                                   Notional                                                Notional
      Class                                          A-X             III-P             IV-A-1                IV-X
Weighted Average Pass Through Rate                    6.500%            0.000%              7.000%             7.000%
Original Principal Balance                            $0.00        $50,654.00     $243,958,960.00              $0.00
Beginning Principal Balance                           $0.00        $50,563.29     $241,633,866.69              $0.00
Loans Transferred In                                  $0.00             $0.00               $0.00              $0.00
Loans Transferred Out                                 $0.00             $0.00               $0.00              $0.00
Principal Losses                                      $0.00             $0.00               $0.00              $0.00
Other Principal Adjustments                           $0.00             $0.00               $0.00              $0.00
Principal Distributed                                 $0.00            $45.73       $2,444,377.96              $0.00
Principal Allocation Factor                     0.000000000       0.000902791         0.010019628        0.000000000
Scheduled Interest                              $132,929.42             $0.00       $1,409,530.89          19,210.69
Scheduled Interest Allocation Factor            0.000000000       0.000000000         0.005777738        0.000000000
Interest Adjustment                                  ($2.93)            $0.00             ($31.04)            ($0.42)
Interest Adjustment Allocation Factor           0.000000000       0.000000000        -0.000000127        0.000000000
Net Interest Distributed                        $132,926.49             $0.00       $1,409,499.85         $19,210.27
Distributed Allocation Factor                             0                 0         0.005777611        0.000000000
    Other Distribution                                $0.00             $0.00               $0.00              $0.00
    Other Distribution Allocation Factor        0.000000000       0.000000000         0.000000000        0.000000000
    Ending Total Distribution                   $132,926.49            $45.73       $3,853,877.81         $19,210.27
    Ending Principal Balance                          $0.00        $50,517.56     $239,189,488.73              $0.00
    Principal Balance Trading Factor            0.000000000       0.997306432         0.980449698        0.000000000


                                                                                                Notional
      Class                                             IV-P               V-A-1                  V-X
Weighted Average Pass Through Rate                         0.000%              6.500%             6.500%
Original Principal Balance                         $1,805,421.00      $43,024,648.00              $0.00
Beginning Principal Balance                        $1,802,043.46      $40,088,722.55              $0.00
Loans Transferred In                                       $0.00               $0.00              $0.00
Loans Transferred Out                                      $0.00               $0.00              $0.00
Principal Losses                                           $0.00               $0.00              $0.00
Other Principal Adjustments                                $0.00               $0.00              $0.00
Principal Distributed                                  $4,910.69       $1,656,161.81              $0.00
Principal Allocation Factor                          0.002719969         0.038493326        0.000000000
Scheduled Interest                                         $0.00         $217,147.25          18,969.11
Scheduled Interest Allocation Factor                 0.000000000         0.005047043        0.000000000
Interest Adjustment                                        $0.00              ($4.78)            ($0.42)
Interest Adjustment Allocation Factor                0.000000000        -0.000000111        0.000000000
Net Interest Distributed                                   $0.00         $217,142.47         $18,968.69
Distributed Allocation Factor                        0.000000000         0.005046932        0.000000000
    Other Distribution                                     $0.00               $0.00              $0.00
    Other Distribution Allocation Factor             0.000000000         0.000000000        0.000000000
    Ending Total Distribution                          $4,910.69       $1,873,304.28         $18,968.69
    Ending Principal Balance                       $1,797,132.77      $38,432,560.74              $0.00
    Principal Balance Trading Factor                 0.995409254         0.893268453        0.000000000

                                               Distribution Date: March 25, 1999

      Class                                             V-P            D-B-1              D-B-2              D-B-3
Weighted Average Pass Through Rate                     0.000%            6.7637%            6.7637%             6.7637%
Original Principal Balance                        $25,482.00     $15,537,470.00      $8,019,339.00       $4,260,274.00
Beginning Principal Balance                       $25,298.19     $15,512,105.95      $8,006,247.87       $4,253,319.34
Loans Transferred In                                   $0.00              $0.00              $0.00               $0.00
Loans Transferred Out                                  $0.00              $0.00              $0.00               $0.00
Principal Losses                                       $0.00              $0.00              $0.00               $0.00
Other Principal Adjustments                            $0.00              $0.00              $0.00               $0.00
Principal Distributed                                 $91.57         $13,041.18          $6,730.93           $3,575.81
Principal Allocation Factor                      0.003593517        0.000839338        0.000839338         0.000839338
Scheduled Interest                                     $0.00         $87,432.69         $45,126.55          $23,973.48
Scheduled Interest Allocation Factor             0.000000000        0.005627215        0.005627216         0.005627216
Interest Adjustment                                    $0.00             ($1.93)            ($0.99)             ($0.53)
Interest Adjustment Allocation Factor            0.000000000       -0.000000124       -0.000000123        -0.000000124
Net Interest Distributed                               $0.00         $87,430.76         $45,125.56          $23,972.95
Distributed Allocation Factor                    0.000000000        0.005627091        0.005627092         0.005627091
    Other Distribution                                 $0.00              $0.00              $0.00               $0.00
    Other Distribution Allocation Factor         0.000000000        0.000000000        0.000000000         0.000000000
    Ending Total Distribution                         $91.57        $100,471.94         $51,856.49          $27,548.76
    Ending Principal Balance                      $25,206.62     $15,499,064.77      $7,999,516.94       $4,249,743.53
    Principal Balance Trading Factor             0.989193156        0.997528218        0.997528217         0.997528218


      Class                                           D-B-4                 D-B-5                D-B-6
Weighted Average Pass Through Rate                       6.7637%              6.7637%              6.7637%
Original Principal Balance                        $3,257,856.00        $1,253,021.00        $2,756,653.00
Beginning Principal Balance                       $3,252,537.73        $1,250,975.51        $2,752,152.91
Loans Transferred In                                      $0.00                $0.00                $0.00
Loans Transferred Out                                     $0.00                $0.00                $0.00
Principal Losses                                          $0.00                $0.00                $0.00
Other Principal Adjustments                               $0.00                $0.00                $0.00
Principal Distributed                                 $2,734.44            $1,051.71            $2,313.76
Principal Allocation Factor                         0.000839338          0.000839338          0.000839338
Scheduled Interest                                   $18,332.66            $7,051.02           $15,512.28
Scheduled Interest Allocation Factor                0.005627216          0.005627216          0.005627215
Interest Adjustment                                      ($0.40)              ($0.16)              ($0.34)
Interest Adjustment Allocation Factor              -0.000000123         -0.000000128         -0.000000123
Net Interest Distributed                             $18,332.26            $7,050.86           $15,511.94
Distributed Allocation Factor                       0.005627093          0.005627088          0.005627092
    Other Distribution                                    $0.00                $0.00                $0.00
    Other Distribution Allocation Factor            0.000000000          0.000000000          0.000000000
    Ending Total Distribution                        $21,066.70            $8,102.57           $17,825.70
    Ending Principal Balance                      $3,249,803.29        $1,249,923.80        $2,749,839.15
    Principal Balance Trading Factor                0.997528218          0.997528216          0.997528215

                                               Distribution Date: March 25, 1999

      Class                                            R-1                R-2
Weighted Average Pass Through Rate                     6.500%            6.500%            Class III-X Notional Amt
Original Principal Balance                            $50.00            $50.00
Beginning Principal Balance                            $0.00             $0.00                    6,219,716.97
Loans Transferred In                                   $0.00             $0.00
Loans Transferred Out                                  $0.00             $0.00         Class A-X Group III Notional Amt
Principal Losses                                       $0.00             $0.00
Other Principal Adjustments                            $0.00             $0.00                  $15,628,933.62
Principal Distributed                                  $0.00             $0.00
Principal Allocation Factor                      0.000000000       0.000000000          Class A-X Group IV Notional Amt
Scheduled Interest                                     $2.64             $0.00
Scheduled Interest Allocation Factor              0.05280000       0.000000000                   $8,911,883.12
Interest Adjustment                                   ($0.05)            $0.00
Interest Adjustment Allocation Factor           -0.001000000       0.000000000              Class IV-X Notional Amt
Net Interest Distributed                               $2.59             $0.00
Distributed Allocation Factor                         0.0518       0.000000000                   $3,293,260.41
    Other Distribution                                 $0.00             $0.00
    Other Distribution Allocation Factor         0.000000000       0.000000000              Class V-X Notional Amt
    Ending Total Distribution                          $2.59             $0.00
    Ending Principal Balance                           $0.00             $0.00                    3,501,989.48
    Principal Balance Trading Factor             0.000000000       0.000000000

      Class
Weighted Average Pass Through Rate              Group III Ending
Original Principal Balance                      Principal Balance
Beginning Principal Balance
Loans Transferred In                             $182,256,511.78
Loans Transferred Out
Principal Losses                                 Group IV Ending
Other Principal Adjustments                     Principal Balance
Principal Distributed
Principal Allocation Factor                      $259,447,102.45
Scheduled Interest
Scheduled Interest Allocation Factor             Group V Ending
Interest Adjustment                             Principal Balance
Interest Adjustment Allocation Factor
Net Interest Distributed                          $41,676,536.20
Distributed Allocation Factor
    Other Distribution
    Other Distribution Allocation Factor
    Ending Total Distribution
    Ending Principal Balance
    Principal Balance Trading Factor

                    PNCMS
      MORTGAGE PASS-THROUGH CERTIFICATES
          SERIES 1999-1, CLASS II-P

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1999-1 GRP I (1502)                   WEIGHTED AVERAGE PC RATE:  6.4295

--------------------------------------------------------------------------------

ISSUE DATE:   01/29/1999
CERTIFICATE BALANCE AT ISSUE:  $939,034,349.00

                                                                                        CERTIFICATE
                                                                    TOTAL               ACCOUNT                  CERTIFICATE
                                                                    NUMBER OF           ACTIVITY                 BALANCE
                                                                    MORTGAGES           (@ PC RATE)              OUTSTANDING
                                                                   -----------        ---------------          ----------------
BALANCES FROM LAST FISCAL MONTH-END:                                   2565                                    $933,449,421.25
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                          $783,570.96
 Unscheduled Principal Collection/Reversals                                               $859,340.37
 Liquidations-in-full                                                   11              $4,763,623.12
 Principal Balance Sales Adjustments                                                            $0.00
 Net Principal Distributed                                                              $6,406,534.45           ($6,406,534.45)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                     $0.00

BALANCE CURRENT FISCAL MONTH-END:                                      2554                                    $927,042,886.80

SCHEDULED INTEREST AT MORTGAGE RATE:                                                    $5,518,209.96

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                 $3,463.66
 Interest Sales Adjustments                                                                     $0.00
 Interest Accrual Adjustment                                                                    $0.00
 Interest Uncollected on Liquidation                                                            $0.00
 Interest Uncollected on Non-Earning Assets                                                     $0.00
 Net Unscheduled Interest Distributed                                                       $3,463.66

OTHER:
 Loan Conversion Fees                                                                           $0.00
 Expense Reimbursements                                                                         $0.00
 Gain on Liquidations                                                                           $0.00
 Hazard Insurance Premium Refunds                                                               $0.00
 Net Other Distributions                                                                        $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                         $514,808.53

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                $140.19
 Servicing Fees Sales Adjustments                                                               $0.00
 Servicing Fees Accrual Adjustments                                                             $0.00
 Servicing Fees Uncollected on Liquidation                                                      $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                  $0.00
 Net Unscheduled Service Fees Distributed                                                     $140.19

MISCELLANEOUS EXPENSES:                                                                         $0.00

NET FUNDS DISTRIBUTED:                                                                 $11,413,259.35

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES:  1999-1 GRP I (1502)                   WEIGHTED AVERAGE PC RATE:  6.4295

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
     LOAN COUNT OF         AGGREGATE LOSS
    INCURRED LOSSES            AMOUNT
    ---------------            ------
           0                   $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
  PRINCIPAL      SCHEDULED       INTEREST   NET INTEREST            TOTAL
 DISTRIBUTION   INTEREST DUE    ADJUSTMENT  DISTRUBUTION  OTHER  DISTRIBUTION
-------------   ------------    ----------  ------------  -----  ------------
 $6,406,534.45  $5,003,401.43    $3,323.47 $5,006,724.90  $0.00  $11,413,259.35
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                            ORIGINAL            CLAIMS IN           CLAIMS                        COVERAGE
INSURANCE TYPE               BALANCE             PROGRESS            PAID        ADJUSTMENTS      REMAINING
MPI                               $0.00            $0.00             $0.00          $0.00                $0.00

SPECIAL HAZARD           $10,407,852.00            $0.00             $0.00          $0.00       $10,407,852.00

BANKRUPTCY BOND
SINGLE-UNITS                $256,213.00            $0.00             $0.00          $0.00          $256,213.00
MULTI-UNITS                       $0.00            $0.00             $0.00          $0.00                $0.00

MORTGAGE REPURCHASE      $20,815,705.00            $0.00             $0.00          $0.00       $20,815,705.00

DELINQUENT INSTALLMENTS

  ONE                           TWO                            THREE

COUNT   PRIN BALANCE          COUNT    PRIN BALANCE          COUNT   PRIN BALANCE
 38     $12,736,247.51          1       $335,912.39             0     $0.00

   IN FORECLOSURE                                    ACQUIRED

        COUNT        PRIN BALANCE                      COUNT      PRIN BALANCE
         0            $0.00                             0          $0.00

The Class Principal Balances of the Class I-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

                CLASS                     CLASS PRINCIPAL BALANCE
                I-B-1                         $19,218,085.55
                I-B-2                          $8,905,941.83
                I-B-3                          $3,749,870.99
                I-B-4                          $3,281,136.37
                I-B-5                          $2,343,669.11
                I-B-6                          $2,343,669.11

                Total                         $39,842,372.96

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $10,407,852.00, $256,213.00, $20,815,705.00 respectively.

Interest Rate      Interest Rate     Net Rate     Pass Through Rate     Remaining Term     Principal Balance    Number Of Loans
-------------------------------------------------------------------------------------------------------------------------------
                   6.3097            6.1010         6.0512               356.587               $33,055,248.94                85
                   6.7840            6.3321         6.2866               355.575              $285,190,126.36               784
                   7.1646            6.4613         6.4110               354.545              $479,502,275.95              1327
                   7.6142            6.9026         6.7940               352.948              $112,524,378.78               319
                   8.1384            7.7183         7.6499               345.447               $14,061,393.86                30
                   8.5713            7.8481         7.7996               353.641                $1,910,279.37                 6
                   9.2500            7.9300         7.8800               351.000                  $256,990.79                 1
                   9.6250            8.2550         8.2050               353.000                  $245,154.97                 1
                  10.2500            8.4200         8.3700               353.000                  $298,348.75                 1

                   7.0915            6.4857         6.4295               354.599              $927,044,197.77              2554

PNC Mortgage Securities Corporation
Consolidated Distribution Report to Certificate Holders
Reporting Period:  February 1999
SERIES:  1999-1 GRP I  (1502)                 Distribution Date:  March 25, 1999
Certificate Trust

                                                   ($0.01)                                                 Retail Class
     Class                                      Portfolio             I-A-1               I-A-2                I-A-3
Weighted Average Pass Through Rate               6.67578515%              6.250%              6.250%              6.750%
Original Principal Balance                $1,492,672,081.00     $115,188,059.00     $487,066,000.00       $8,366,000.00
Beginning Principal Balance               $1,483,559,147.83     $114,476,124.54     $482,997,759.36       $8,366,000.00
Loans Transferred In                                  $0.00               $0.00               $0.00               $0.00
Loans Transferred Out                                 $0.00               $0.00               $0.00               $0.00
Principal Losses                                      $0.00               $0.00               $0.00               $0.00
Other Principal Adjustments                           $0.00               $0.00               $0.00               $0.00
Principal Distributed                        $11,686,713.78         $817,366.25       $4,670,714.50               $0.00
Principal Allocation Factor                      0.00782939          0.00709593          0.00958949          0.00000000
Scheduled Interest                            $8,253,268.44         $596,229.82       $2,515,613.33          $47,058.75
Scheduled Interest Allocation Factor             0.00552919          0.00517614          0.00516483          0.00562500
Interest Adjustment                               $1,819.68             $131.46             $554.64               $0.00
Interest Adjustment Allocation Factor            0.00000122          0.00000114          0.00000114          0.00000000
Net Interest Distributed                      $8,255,088.12         $596,361.28       $2,516,167.97          $47,058.75
Distributed Allocation Factor                    0.00553041          0.00517728          0.00516597          0.00562500
    Other Distribution                                $0.00               $0.00               $0.00               $0.00
    Other Distribution Allocation Factor         0.00000000          0.00000000          0.00000000          0.00000000
    Ending Total Distribution                $19,941,801.90       $1,413,727.53       $7,186,882.47          $47,058.75
    Ending Principal Balance              $1,471,872,434.05     $113,658,758.29     $478,327,044.86       $8,366,000.00
    Principal Balance Trading Factor             0.98606549          0.98672344          0.98205797          1.00000000

                                                 Lockout
     Class                                         I-A-4              I-A-5               I-A-6
Weighted Average Pass Through Rate                   6.250%              6.250%              6.250%
Original Principal Balance                  $76,620,000.00      $55,348,668.00      $25,158,000.00
Beginning Principal Balance                 $76,620,000.00      $54,948,569.15      $25,158,000.00
Loans Transferred In                                 $0.00               $0.00               $0.00
Loans Transferred Out                                $0.00               $0.00               $0.00
Principal Losses                                     $0.00               $0.00               $0.00
Other Principal Adjustments                          $0.00               $0.00               $0.00
Principal Distributed                                $0.00         $459,350.28               $0.00
Principal Allocation Factor                     0.00000000          0.00829921          0.00000000
Scheduled Interest                             $399,062.50         $286,190.46         $131,031.25
Scheduled Interest Allocation Factor            0.00520833          0.00517068          0.00520833
Interest Adjustment                                  $0.00              $63.10              $28.89
Interest Adjustment Allocation Factor           0.00000000          0.00000114          0.00000115
Net Interest Distributed                       $399,062.50         $286,253.56         $131,060.14
Distributed Allocation Factor                   0.00520833          0.00517182          0.00520948
    Other Distribution                               $0.00               $0.00               $0.00
    Other Distribution Allocation Factor        0.00000000          0.00000000          0.00000000
    Ending Total Distribution                  $399,062.50         $745,603.84         $131,060.14
    Ending Principal Balance                $76,620,000.00      $54,489,218.87      $25,158,000.00
    Principal Balance Trading Factor            1.00000000          0.98447209          1.00000000

                                                                    Retail Class       Retail Class       Retail Class
     Class                                         I-A-7               I-A-8               I-A-9             I-A-10
Weighted Average Pass Through Rate                    6.250%              6.500%              6.500%              6.500%
Original Principal Balance                   $10,382,000.00       $2,516,000.00       $2,516,000.00       $6,541,000.00
Beginning Principal Balance                  $10,085,150.55       $2,516,000.00       $2,516,000.00       $6,541,000.00
Loans Transferred In                                  $0.00               $0.00               $0.00               $0.00
Loans Transferred Out                                 $0.00               $0.00               $0.00               $0.00
Principal Losses                                      $0.00               $0.00               $0.00               $0.00
Other Principal Adjustments                           $0.00               $0.00               $0.00               $0.00
Principal Distributed                           $340,810.47               $0.00               $0.00               $0.00
Principal Allocation Factor                      0.03282705          0.00000000          0.00000000          0.00000000
Scheduled Interest                               $52,526.83          $13,628.33          $13,628.33          $35,430.42
Scheduled Interest Allocation Factor             0.00505941          0.00541667          0.00541667          0.00541667
Interest Adjustment                                  $11.58               $3.00               $3.00               $7.81
Interest Adjustment Allocation Factor            0.00000112          0.00000119          0.00000119          0.00000119
Net Interest Distributed                         $52,538.41          $13,631.33          $13,631.33          $35,438.23
Distributed Allocation Factor                    0.00506053          0.00541786          0.00541786          0.00541786
    Other Distribution                                $0.00               $0.00               $0.00               $0.00
    Other Distribution Allocation Factor         0.00000000          0.00000000          0.00000000          0.00000000
    Ending Total Distribution                   $393,348.88          $13,631.33          $13,631.33          $35,438.23
    Ending Principal Balance                  $9,744,340.08       $2,516,000.00       $2,516,000.00       $6,541,000.00
    Principal Balance Trading Factor             0.93858024          1.00000000          1.00000000          1.00000000

                                              Retail Class                                                              Retail Class
     Class                                       I-A-11             I-A-12            I-A-13            I-A-14             I-A-15
Weighted Average Pass Through Rate                   6.500%             6.000%            6.000%            6.500%            6.750%
Original Principal Balance                   $3,522,000.00     $52,499,000.00     $5,032,000.00     $5,032,000.00     $2,788,000.00
Beginning Principal Balance                  $3,522,000.00     $52,499,000.00     $4,995,625.19     $4,995,625.19     $2,788,000.00
Loans Transferred In                                 $0.00              $0.00             $0.00             $0.00             $0.00
Loans Transferred Out                                $0.00              $0.00             $0.00             $0.00             $0.00
Principal Losses                                     $0.00              $0.00             $0.00             $0.00             $0.00
Other Principal Adjustments                          $0.00              $0.00             $0.00             $0.00             $0.00
Principal Distributed                                $0.00              $0.00        $41,761.63        $41,761.63             $0.00
Principal Allocation Factor                     0.00000000         0.00000000        0.00829921        0.00829921        0.00000000
Scheduled Interest                              $19,077.50        $262,495.00        $24,978.13        $27,059.64        $15,682.50
Scheduled Interest Allocation Factor            0.00541667         0.00500000        0.00496386        0.00537751        0.00562500
Interest Adjustment                                  $4.21             $57.87             $5.51             $5.97             $0.00
Interest Adjustment Allocation Factor           0.00000120         0.00000110        0.00000109        0.00000119        0.00000000
Net Interest Distributed                        $19,081.71        $262,552.87        $24,983.64        $27,065.61        $15,682.50
Distributed Allocation Factor                   0.00541786         0.00500110        0.00496495        0.00537870        0.00562500
    Other Distribution                               $0.00              $0.00             $0.00             $0.00             $0.00
    Other Distribution Allocation Factor        0.00000000         0.00000000        0.00000000        0.00000000        0.00000000
    Ending Total Distribution                   $19,081.71        $262,552.87        $66,745.27        $68,827.24        $15,682.50
    Ending Principal Balance                 $3,522,000.00     $52,499,000.00     $4,953,863.56     $4,953,863.56     $2,788,000.00
    Principal Balance Trading Factor            1.00000000         1.00000000        0.98447209        0.98447209        1.00000000


     Class                                          I-A-16               I-A-17              I-A-18              I-A-19
Weighted Average Pass Through Rate                      6.500%              6.500%              6.500%              6.500%
Original Principal Balance                      $4,221,000.00       $5,228,000.00       $3,661,000.00       $2,365,000.00
Beginning Principal Balance                     $4,221,000.00       $5,228,000.00       $3,661,000.00       $2,365,000.00
Loans Transferred In                                    $0.00               $0.00               $0.00               $0.00
Loans Transferred Out                                   $0.00               $0.00               $0.00               $0.00
Principal Losses                                        $0.00               $0.00               $0.00               $0.00
Other Principal Adjustments                             $0.00               $0.00               $0.00               $0.00
Principal Distributed                                   $0.00               $0.00               $0.00               $0.00
Principal Allocation Factor                        0.00000000          0.00000000          0.00000000          0.00000000
Scheduled Interest                                 $22,863.75          $28,318.33          $19,830.42          $12,810.42
Scheduled Interest Allocation Factor               0.00541667          0.00541667          0.00541667          0.00541667
Interest Adjustment                                     $5.04               $6.24               $4.37               $2.82
Interest Adjustment Allocation Factor              0.00000119          0.00000119          0.00000119          0.00000119
Net Interest Distributed                           $22,868.79          $28,324.57          $19,834.79          $12,813.24
Distributed Allocation Factor                      0.00541786          0.00541786          0.00541786          0.00541786
    Other Distribution                                  $0.00               $0.00               $0.00               $0.00
    Other Distribution Allocation Factor           0.00000000          0.00000000          0.00000000          0.00000000
    Ending Total Distribution                      $22,868.79          $28,324.57          $19,834.79          $12,813.24
    Ending Principal Balance                    $4,221,000.00       $5,228,000.00       $3,661,000.00       $2,365,000.00
    Principal Balance Trading Factor               1.00000000          1.00000000          1.00000000          1.00000000

                                                                                       Principal Only
     Class                                           I-A-20              I-A-21            I-A-22               I-A-23
Weighted Average Pass Through Rate                       6.750%              6.750%            0.000%              6.250%
Original Principal Balance                       $6,086,000.00       $4,056,000.00     $1,010,840.00       $8,136,000.00
Beginning Principal Balance                      $6,086,000.00       $4,056,000.00     $1,010,840.00       $8,136,000.00
Loans Transferred In                                     $0.00               $0.00             $0.00               $0.00
Loans Transferred Out                                    $0.00               $0.00             $0.00               $0.00
Principal Losses                                         $0.00               $0.00             $0.00               $0.00
Other Principal Adjustments                              $0.00               $0.00             $0.00               $0.00
Principal Distributed                                    $0.00               $0.00             $0.00               $0.00
Principal Allocation Factor                         0.00000000          0.00000000        0.00000000          0.00000000
Scheduled Interest                                  $34,233.75          $22,815.00             $0.00          $42,375.00
Scheduled Interest Allocation Factor                0.00562500          0.00562500        0.00000000          0.00520833
Interest Adjustment                                      $7.55               $5.03             $0.00               $9.34
Interest Adjustment Allocation Factor               0.00000124          0.00000124        0.00000000          0.00000115
Net Interest Distributed                            $34,241.30          $22,820.03             $0.00          $42,384.34
Distributed Allocation Factor                       0.00562624          0.00562624        0.00000000          0.00520948
    Other Distribution                                   $0.00               $0.00             $0.00               $0.00
    Other Distribution Allocation Factor            0.00000000          0.00000000        0.00000000          0.00000000
    Ending Total Distribution                       $34,241.30          $22,820.03             $0.00          $42,384.34
    Ending Principal Balance                     $6,086,000.00       $4,056,000.00     $1,010,840.00       $8,136,000.00
    Principal Balance Trading Factor                1.00000000          1.00000000        1.00000000          1.00000000



     Class                                             I-A-24
Weighted Average Pass Through Rate                        6.500%
Original Principal Balance                        $2,608,000.00
Beginning Principal Balance                       $2,608,000.00
Loans Transferred In                                      $0.00
Loans Transferred Out                                     $0.00
Principal Losses                                          $0.00
Other Principal Adjustments                               $0.00
Principal Distributed                                     $0.00
Principal Allocation Factor                          0.00000000
Scheduled Interest                                   $14,126.67
Scheduled Interest Allocation Factor                 0.00541667
Interest Adjustment                                       $3.11
Interest Adjustment Allocation Factor                0.00000119
Net Interest Distributed                             $14,129.78
Distributed Allocation Factor                        0.00541786
    Other Distribution                                    $0.00
    Other Distribution Allocation Factor             0.00000000
    Ending Total Distribution                        $14,129.78
    Ending Principal Balance                      $2,608,000.00
    Principal Balance Trading Factor                 1.00000000


                                                     Retail Class
     Class                                              I-A-25              II-A-1            III-A-1              IV-A-1
Weighted Average Pass Through Rate                         6.500%              6.250%              7.000%              6.500%
Original Principal Balance                         $2,000,000.00      $98,568,279.00     $165,613,347.00      $47,885,109.00
Beginning Principal Balance                        $2,000,000.00      $98,226,651.52     $165,026,480.32      $47,208,493.35
Loans Transferred In                                       $0.00               $0.00               $0.00               $0.00
Loans Transferred Out                                      $0.00               $0.00               $0.00               $0.00
Principal Losses                                           $0.00               $0.00               $0.00               $0.00
Other Principal Adjustments                                $0.00               $0.00               $0.00               $0.00
Principal Distributed                                      $0.00         $367,948.11       $1,708,383.56         $718,640.45
Principal Allocation Factor                           0.00000000          0.00373293          0.01031549          0.01500760
Scheduled Interest                                    $10,833.33         $511,597.14         $962,654.47         $255,712.67
Scheduled Interest Allocation Factor                  0.00541667          0.00519028          0.00581266          0.00534013
Interest Adjustment                                        $2.39             $112.80             $212.25              $56.38
Interest Adjustment Allocation Factor                 0.00000120          0.00000114          0.00000128          0.00000118
Net Interest Distributed                              $10,835.72         $511,709.94         $962,866.72         $255,769.05
Distributed Allocation Factor                         0.00541786          0.00519143          0.00581394          0.00534131
    Other Distribution                                     $0.00               $0.00               $0.00               $0.00
    Other Distribution Allocation Factor              0.00000000          0.00000000          0.00000000          0.00000000
    Ending Total Distribution                         $10,835.72         $879,658.05       $2,671,250.28         $974,409.50
    Ending Principal Balance                       $2,000,000.00      $97,858,703.41     $163,318,096.76      $46,489,852.90
    Principal Balance Trading Factor                  1.00000000          0.99280118          0.98614091          0.97086242


                                                         Insured
     Class                                                IV-A-2             IV-A-3                IV-A-4              IV-A-5
Weighted Average Pass Through Rate                            6.500%              6.500%               6.500%              6.500%
Original Principal Balance                            $1,730,000.00       $9,564,865.00       $20,947,000.00      $24,149,202.00
Beginning Principal Balance                           $1,730,000.00       $9,564,865.00       $20,309,791.55      $24,149,202.00
Loans Transferred In                                          $0.00               $0.00                $0.00               $0.00
Loans Transferred Out                                         $0.00               $0.00                $0.00               $0.00
Principal Losses                                              $0.00               $0.00                $0.00               $0.00
Other Principal Adjustments                                   $0.00               $0.00                $0.00               $0.00
Principal Distributed                                         $0.00               $0.00          $676,785.66               $0.00
Principal Allocation Factor                              0.00000000          0.00000000           0.03230943          0.00000000
Scheduled Interest                                        $9,370.83          $51,809.69          $110,011.37         $130,808.18
Scheduled Interest Allocation Factor                     0.00541666          0.00541667           0.00525189          0.00541667
Interest Adjustment                                           $2.07              $11.42               $24.26              $28.84
Interest Adjustment Allocation Factor                    0.00000120          0.00000119           0.00000116          0.00000119
Net Interest Distributed                                  $9,372.90          $51,821.11          $110,035.63         $130,837.02
Distributed Allocation Factor                            0.00541786          0.00541786           0.00525305          0.00541786
    Other Distribution                                        $0.00               $0.00                $0.00               $0.00
    Other Distribution Allocation Factor                 0.00000000          0.00000000           0.00000000          0.00000000
    Ending Total Distribution                             $9,372.90          $51,821.11          $786,821.29         $130,837.02
    Ending Principal Balance                          $1,730,000.00       $9,564,865.00       $19,633,005.89      $24,149,202.00
    Principal Balance Trading Factor                     1.00000000          1.00000000           0.93727053          1.00000000

                                                       Retail Class
                                                         Insured
     Class                                                IV-A-6
Weighted Average Pass Through Rate                           6.500%
Original Principal Balance                           $1,000,000.00
Beginning Principal Balance                          $1,000,000.00
Loans Transferred In                                         $0.00
Loans Transferred Out                                        $0.00
Principal Losses                                             $0.00
Other Principal Adjustments                                  $0.00
Principal Distributed                                        $0.00
Principal Allocation Factor                             0.00000000
Scheduled Interest                                       $5,416.67
Scheduled Interest Allocation Factor                    0.00541667
Interest Adjustment                                          $1.19
Interest Adjustment Allocation Factor                   0.00000119
Net Interest Distributed                                 $5,417.86
Distributed Allocation Factor                           0.00541786
    Other Distribution                                       $0.00
    Other Distribution Allocation Factor                0.00000000
    Ending Total Distribution                            $5,417.86
    Ending Principal Balance                         $1,000,000.00
    Principal Balance Trading Factor                    1.00000000

                                                       Retail Class
                                                          Insured           Insured          Interest Only        Interest Only
     Class                                                IV-A-7             V-A-1                I-X                 II-X
Weighted Average Pass Through Rate                           6.500%              6.685%              6.250%              6.250%
Original Principal Balance                           $1,000,000.00     $145,055,919.00               $0.00               $0.00
Beginning Principal Balance                          $1,000,000.00     $143,808,604.66               $0.00               $0.00
Loans Transferred In                                         $0.00               $0.00               $0.00               $0.00
Loans Transferred Out                                        $0.00               $0.00               $0.00               $0.00
Principal Losses                                             $0.00               $0.00               $0.00               $0.00
Other Principal Adjustments                                  $0.00               $0.00               $0.00               $0.00
Principal Distributed                                        $0.00       $1,773,161.41               $0.00               $0.00
Principal Allocation Factor                             0.00000000          0.01222399          0.00000000          0.00000000
Scheduled Interest                                       $5,416.67         $801,133.77         $147,820.08           $5,102.35
Scheduled Interest Allocation Factor                    0.00541667          0.00552293          0.00000000          0.00000000
Interest Adjustment                                          $1.19             $176.63              $32.59               $1.12
Interest Adjustment Allocation Factor                   0.00000119          0.00000122          0.00000000          0.00000000
Net Interest Distributed                                 $5,417.86         $801,310.40         $147,852.67           $5,103.47
Distributed Allocation Factor                           0.00541786          0.00552415          0.00000000          0.00000000
    Other Distribution                                       $0.00               $0.00               $0.00               $0.00
    Other Distribution Allocation Factor                0.00000000          0.00000000          0.00000000          0.00000000
    Ending Total Distribution                            $5,417.86       $2,574,471.81         $147,852.67           $5,103.47
    Ending Principal Balance                         $1,000,000.00     $142,035,443.25               $0.00               $0.00
    Principal Balance Trading Factor                    1.00000000          0.97917716          0.00000000          0.00000000


                                                      Interest Only      Interest Only        Principal Only      Principal Only
     Class                                                III-X               A-X                   I-P                II-P
Weighted Average Pass Through Rate                           7.000%              6.500%               0.000%              0.000%
Original Principal Balance                                   $0.00               $0.00        $1,178,822.00         $638,866.00
Beginning Principal Balance                                  $0.00               $0.00        $1,176,888.17         $636,656.23
Loans Transferred In                                         $0.00               $0.00                $0.00               $0.00
Loans Transferred Out                                        $0.00               $0.00                $0.00               $0.00
Principal Losses                                             $0.00               $0.00                $0.00               $0.00
Other Principal Adjustments                                  $0.00               $0.00                $0.00               $0.00
Principal Distributed                                        $0.00               $0.00            $1,303.54           $2,408.90
Principal Allocation Factor                             0.00000000          0.00000000           0.00110580          0.00377059
Scheduled Interest                                      $42,098.25         $151,401.40                $0.00               $0.00
Scheduled Interest Allocation Factor                    0.00000000          0.00000000           0.00000000          0.00000000
Interest Adjustment                                          $9.28              $33.38                $0.00               $0.00
Interest Adjustment Allocation Factor                   0.00000000          0.00000000           0.00000000          0.00000000
Net Interest Distributed                                $42,107.53         $151,434.78                $0.00               $0.00
Distributed Allocation Factor                           0.00000000          0.00000000           0.00000000          0.00000000
    Other Distribution                                       $0.00               $0.00                $0.00               $0.00
    Other Distribution Allocation Factor                0.00000000          0.00000000           0.00000000          0.00000000
    Ending Total Distribution                           $42,107.53         $151,434.78            $1,303.54           $2,408.90
    Ending Principal Balance                                 $0.00               $0.00        $1,175,584.63         $634,247.33
    Principal Balance Trading Factor                    0.00000000          0.00000000           0.99725372          0.99277052

                                                      Principal Only
     Class                                                 C-P
Weighted Average Pass Through Rate                            0.000%
Original Principal Balance                            $1,049,760.00
Beginning Principal Balance                           $1,045,215.61
Loans Transferred In                                          $0.00
Loans Transferred Out                                         $0.00
Principal Losses                                              $0.00
Other Principal Adjustments                                   $0.00
Principal Distributed                                     $1,074.24
Principal Allocation Factor                              0.00102332
Scheduled Interest                                            $0.00
Scheduled Interest Allocation Factor                     0.00000000
Interest Adjustment                                           $0.00
Interest Adjustment Allocation Factor                    0.00000000
Net Interest Distributed                                      $0.00
Distributed Allocation Factor                            0.00000000
    Other Distribution                                        $0.00
    Other Distribution Allocation Factor                 0.00000000
    Ending Total Distribution                             $1,074.24
    Ending Principal Balance                          $1,044,141.37
    Principal Balance Trading Factor                     0.99464770

     Class                                                I-B-1              I-B-2              I-B-3               I-B-4
Weighted Average Pass Through Rate                          6.250%              6.250%              6.250%              6.250%
Original Principal Balance                         $19,250,204.00       $8,920,826.00       $3,756,138.00       $3,286,620.00
Beginning Principal Balance                        $19,234,228.04       $8,913,422.50       $3,753,020.74       $3,283,892.40
Loans Transferred In                                        $0.00               $0.00               $0.00               $0.00
Loans Transferred Out                                       $0.00               $0.00               $0.00               $0.00
Principal Losses                                            $0.00               $0.00               $0.00               $0.00
Other Principal Adjustments                                 $0.00               $0.00               $0.00               $0.00
Principal Distributed                                  $16,142.49           $7,480.67           $3,149.75           $2,756.03
Principal Allocation Factor                            0.00083856          0.00083856          0.00083856          0.00083856
Scheduled Interest                                    $100,178.27          $46,424.08          $19,546.98          $17,103.61
Scheduled Interest Allocation Factor                   0.00520401          0.00520401          0.00520401          0.00520401
Interest Adjustment                                        $22.09              $10.24               $4.31               $3.77
Interest Adjustment Allocation Factor                  0.00000115          0.00000115          0.00000115          0.00000115
Net Interest Distributed                              $100,200.36          $46,434.32          $19,551.29          $17,107.38
Distributed Allocation Factor                          0.00520516          0.00520516          0.00520516          0.00520516
    Other Distribution                                      $0.00               $0.00               $0.00               $0.00
    Other Distribution Allocation Factor               0.00000000          0.00000000          0.00000000          0.00000000
    Ending Total Distribution                         $116,342.85          $53,914.99          $22,701.04          $19,863.41
    Ending Principal Balance                       $19,218,085.55       $8,905,941.83       $3,749,870.99       $3,281,136.37
    Principal Balance Trading Factor                   0.99833153          0.99833153          0.99833153          0.99833153

     Class                                              I-B-5               I-B-6               II-B-1              II-B-2
Weighted Average Pass Through Rate                          6.250%              6.250%              6.250%              6.250%
Original Principal Balance                          $2,347,586.00       $2,347,586.00       $1,271,887.00         $254,377.00
Beginning Principal Balance                         $2,345,637.71       $2,345,637.71       $1,267,682.39         $253,536.08
Loans Transferred In                                        $0.00               $0.00               $0.00               $0.00
Loans Transferred Out                                       $0.00               $0.00               $0.00               $0.00
Principal Losses                                            $0.00               $0.00               $0.00               $0.00
Other Principal Adjustments                                 $0.00               $0.00               $0.00               $0.00
Principal Distributed                                   $1,968.60           $1,968.60           $4,229.73             $845.95
Principal Allocation Factor                            0.00083856          0.00083856          0.00332556          0.00332556
Scheduled Interest                                     $12,216.86          $12,216.86           $6,602.51           $1,320.50
Scheduled Interest Allocation Factor                   0.00520401          0.00520401          0.00519111          0.00519111
Interest Adjustment                                         $2.69               $2.69               $1.46               $0.29
Interest Adjustment Allocation Factor                  0.00000115          0.00000115          0.00000115          0.00000114
Net Interest Distributed                               $12,219.55          $12,219.55           $6,603.97           $1,320.79
Distributed Allocation Factor                          0.00520516          0.00520516          0.00519226          0.00519225
    Other Distribution                                      $0.00               $0.00               $0.00               $0.00
    Other Distribution Allocation Factor               0.00000000          0.00000000          0.00000000          0.00000000
    Ending Total Distribution                          $14,188.15          $14,188.15          $10,833.70           $2,166.74
    Ending Principal Balance                        $2,343,669.11       $2,343,669.11       $1,263,452.66         $252,690.13
    Principal Balance Trading Factor                   0.99833153          0.99833153          0.99336864          0.99336864

     Class                                              II-B-3
Weighted Average Pass Through Rate                         6.250%
Original Principal Balance                           $254,377.00
Beginning Principal Balance                          $253,536.08
Loans Transferred In                                       $0.00
Loans Transferred Out                                      $0.00
Principal Losses                                           $0.00
Other Principal Adjustments                                $0.00
Principal Distributed                                    $845.95
Principal Allocation Factor                           0.00332556
Scheduled Interest                                     $1,320.50
Scheduled Interest Allocation Factor                  0.00519111
Interest Adjustment                                        $0.29
Interest Adjustment Allocation Factor                 0.00000114
Net Interest Distributed                               $1,320.79
Distributed Allocation Factor                         0.00519225
    Other Distribution                                     $0.00
    Other Distribution Allocation Factor              0.00000000
    Ending Total Distribution                          $2,166.74
    Ending Principal Balance                         $252,690.13
    Principal Balance Trading Factor                  0.99336864

                                                                                                             Variable Rate
     Class                                           II-B-4              II-B-5              II-B-6              C-B-1
Weighted Average Pass Through Rate                      6.250%              6.250%              6.250%             6.7722%
Original Principal Balance                        $457,880.00         $152,626.00         $152,626.00      $15,364,151.00
Beginning Principal Balance                       $456,366.34         $152,121.45         $152,121.45      $15,353,674.72
Loans Transferred In                                    $0.00               $0.00               $0.00               $0.00
Loans Transferred Out                                   $0.00               $0.00               $0.00               $0.00
Principal Losses                                        $0.00               $0.00               $0.00               $0.00
Other Principal Adjustments                             $0.00               $0.00               $0.00               $0.00
Principal Distributed                               $1,522.71             $507.57             $507.57          $10,570.62
Principal Allocation Factor                        0.00332556          0.00332556          0.00332556          0.00068801
Scheduled Interest                                  $2,376.91             $792.30             $792.30          $86,648.02
Scheduled Interest Allocation Factor               0.00519112          0.00519112          0.00519112          0.00563962
Interest Adjustment                                     $0.52               $0.17               $0.17              $19.10
Interest Adjustment Allocation Factor              0.00000114          0.00000111          0.00000111          0.00000124
Net Interest Distributed                            $2,377.43             $792.47             $792.47          $86,667.12
Distributed Allocation Factor                      0.00519226          0.00519223          0.00519223          0.00564087
    Other Distribution                                  $0.00               $0.00               $0.00               $0.00
    Other Distribution Allocation Factor           0.00000000          0.00000000          0.00000000          0.00000000
    Ending Total Distribution                       $3,900.14           $1,300.04           $1,300.04          $97,237.74
    Ending Principal Balance                      $454,843.63         $151,613.88         $151,613.88      $15,343,104.10
    Principal Balance Trading Factor               0.99336864          0.99336865          0.99336865          0.99863013

                                                   Variable Rate        Variable Rate      Variable Rate          Variable Rate
     Class                                              C-B-2               C-B-3              C-B-4                  C-B-5
Weighted Average Pass Through Rate                        6.7722%             6.7722%             6.7722%                6.7722%
Original Principal Balance                         $7,230,189.00       $4,518,868.00       $2,937,264.00          $1,355,660.00
Beginning Principal Balance                        $7,225,258.99       $4,515,786.74       $2,935,261.18          $1,354,735.62
Loans Transferred In                                       $0.00               $0.00               $0.00                  $0.00
Loans Transferred Out                                      $0.00               $0.00               $0.00                  $0.00
Principal Losses                                           $0.00               $0.00               $0.00                  $0.00
Other Principal Adjustments                                $0.00               $0.00               $0.00                  $0.00
Principal Distributed                                  $4,974.41           $3,109.00           $2,020.85                $932.70
Principal Allocation Factor                           0.00068801          0.00068801          0.00068801             0.00068801
Scheduled Interest                                    $40,775.54          $25,484.71          $16,565.06              $7,645.41
Scheduled Interest Allocation Factor                  0.00563962          0.00563962          0.00563962             0.00563962
Interest Adjustment                                        $8.99               $5.62               $3.65                  $1.69
Interest Adjustment Allocation Factor                 0.00000124          0.00000124          0.00000124             0.00000125
Net Interest Distributed                              $40,784.53          $25,490.33          $16,568.71              $7,647.10
Distributed Allocation Factor                         0.00564087          0.00564087          0.00564087             0.00564087
    Other Distribution                                     $0.00               $0.00               $0.00                  $0.00
    Other Distribution Allocation Factor              0.00000000          0.00000000          0.00000000             0.00000000
    Ending Total Distribution                         $45,758.94          $28,599.33          $18,589.56              $8,579.80
    Ending Principal Balance                       $7,220,284.58       $4,512,677.74       $2,933,240.33          $1,353,802.92
    Principal Balance Trading Factor                  0.99863013          0.99863013          0.99863013             0.99863013


                                                   Variable Rate
     Class                                             C-B-6
Weighted Average Pass Through Rate                       6.7722%
Original Principal Balance                        $2,485,380.00
Beginning Principal Balance                       $2,483,685.31
Loans Transferred In                                      $0.00
Loans Transferred Out                                     $0.00
Principal Losses                                          $0.00
Other Principal Adjustments                               $0.00
Principal Distributed                                 $1,709.95
Principal Allocation Factor                          0.00068801
Scheduled Interest                                   $14,016.61
Scheduled Interest Allocation Factor                 0.00563962
Interest Adjustment                                       $3.09
Interest Adjustment Allocation Factor                0.00000124
Net Interest Distributed                             $14,019.70
Distributed Allocation Factor                        0.00564087
    Other Distribution                                    $0.00
    Other Distribution Allocation Factor             0.00000000
    Ending Total Distribution                        $15,729.65
    Ending Principal Balance                      $2,481,975.36
    Principal Balance Trading Factor                 0.99863013

     Class                                              R-1                    R-2
Weighted Average Pass Through Rate                        6.750%              6.750%
Original Principal Balance                               $50.00              $50.00
Beginning Principal Balance                               $0.00               $0.00               Class I-X Notional Amount
Loans Transferred In                                      $0.00               $0.00                          $28,381,456.15
Loans Transferred Out                                     $0.00               $0.00
Principal Losses                                          $0.00               $0.00              Class II-X Notional Amount
Other Principal Adjustments                               $0.00               $0.00                             $979,651.18
Principal Distributed                                    ($0.00)              $0.00
Principal Allocation Factor                          0.00000000          0.00000000             Class III-X Notional Amount
Scheduled Interest                                    $2,988.40               $0.00                           $7,216,843.46
Scheduled Interest Allocation Factor                59.76798644          0.00000000
Interest Adjustment                                       $0.66               $0.00               Class A-X Notional Amount
Interest Adjustment Allocation Factor                0.01320000          0.00000000                          $27,951,028.26
Net Interest Distributed                              $2,989.06               $0.00
Distributed Allocation Factor                       59.78118644          0.00000000
    Other Distribution                                    $0.00               $0.00
    Other Distribution Allocation Factor             0.00000000          0.00000000
    Ending Total Distribution                         $2,989.06               $0.00
    Ending Principal Balance                              $0.00               $0.00
    Principal Balance Trading Factor                 0.00000000          0.00000000

     Class                                      III-P Fraction of C-P   IV-P Fraction of C-P   V-P Fraction of C-P
Weighted Average Pass Through Rate                   $985,989.52             $50,818.80             $12,952.66
Original Principal Balance                           $981,511.42             $50,764.26             $12,940.91
Beginning Principal Balance                                $0.00                  $0.00                  $0.00
Loans Transferred In                                       $0.00                  $0.00                  $0.00
Loans Transferred Out                                      $0.00                  $0.00                  $0.00
Principal Losses                                           $0.00                  $0.00                  $0.00
Other Principal Adjustments                              $959.24                 $54.85                 $60.15
Principal Distributed                                 0.00097287             0.00107932             0.00464383
Principal Allocation Factor                                $0.00                  $0.00                  $0.00
Scheduled Interest                                    0.00000000             0.00000000             0.00000000
Scheduled Interest Allocation Factor                       $0.00                  $0.00                  $0.00
Interest Adjustment                                   0.00000000             0.00000000             0.00000000
Interest Adjustment Allocation Factor                      $0.00                  $0.00                  $0.00
Net Interest Distributed                              0.00000000             0.00000000             0.00000000
Distributed Allocation Factor                              $0.00                  $0.00                  $0.00
    Other Distribution                                0.00000000             0.00000000             0.00000000
    Other Distribution Allocation Factor                 $959.24                 $54.85                 $60.15
    Ending Total Distribution                        $980,552.18             $50,709.41             $12,880.76
    Ending Principal Balance                          0.99448540             0.99784745             0.99444902
    Principal Balance Trading Factor

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1999-1 Grp II (1503)       PNC WEIGHTED AVERAGE PC RATE (1502):  6.4295
                                    PNC WEIGHTED AVERAGE PC RATE (1503):  6.2712
                                               WEIGHTED AVERAGE PC RATE:  6.4140
--------------------------------------------------------------------------------

ISSUE DATE:   1/29/1999
CERTIFICATE BALANCE AT ISSUE:  $101,750,919.53

                                                                                           Group I

                                                                                        CERTIFICATE
                                                                    TOTAL               ACCOUNT                  CERTIFICATE
                                                                    NUMBER OF           ACTIVITY                 BALANCE
                                                                    MORTGAGES           (@ PC RATE)              OUTSTANDING
                                                                   -----------------------------------------------------------
BALANCES FROM LAST FISCAL MONTH-END:                                   2565                                     933,449,421.25
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                          $783,570.96
 Unscheduled Principal Collection/Reversals                                               $859,340.37
 Liquidations-in-full                                                   11              $4,763,623.12
 Principal Balance Sales Adjustments                                                            $0.00
 Net Principal Distributed                                                              $6,406,534.45           ($6,406,534.45)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                     $0.00

BALANCE CURRENT FISCAL MONTH-END:                                      2554                                    $927,042,886.80

SCHEDULED INTEREST AT MORTGAGE RATE:                                                    $5,518,209.96

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                 $3,463.66
 Interest Sales Adjustments                                                                     $0.00
 Interest Accrual Adjustment                                                                    $0.00
 Interest Uncollected on Liquidation                                                            $0.00
 Interest Uncollected on Non-Earning Assets                                                     $0.00
 Net Unscheduled Interest Distributed                                                       $3,463.66

OTHER:
 Loan Conversion Fees                                                                           $0.00
 Expense Reimbursements                                                                         $0.00
 Gain on Liquidations                                                                           $0.00
 Hazard Insurance Premium Refunds                                                               $0.00
 Net Other Distributions                                                                        $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                         $514,808.53

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                $140.19
 Servicing Fees Sales Adjustments                                                               $0.00
 Servicing Fees Accrual Adjustments                                                             $0.00
 Servicing Fees Uncollected on Liquidation                                                      $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                  $0.00
 Net Unscheduled Service Fees Distributed                                                     $140.19

MISCELLANEOUS EXPENSES:                                                                         $0.00

NET FUNDS DISTRIBUTED:                                                                 $11,413,259.35

                                                                                           Group II

                                                                                        CERTIFICATE
                                                                    TOTAL               ACCOUNT                  CERTIFICATE
                                                                    NUMBER OF           ACTIVITY                 BALANCE
                                                                    MORTGAGES           (@ PC RATE)              OUTSTANDING
                                                                   -----------------------------------------------------------
BALANCES FROM LAST FISCAL MONTH-END:                                   270                                     $101,398,673.06
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                       $338,397.68
 Unscheduled Principal Collection/Reversals                                             $40,418.79
 Liquidations-in-full                                                   0                    $0.00
 Principal Balance Sales Adjustments                                                         $0.00
 Net Principal Distributed                                                             $378,816.47                ($378,816.47)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                     $0.00

BALANCE CURRENT FISCAL MONTH-END:                                      270                                     $101,019,856.59

SCHEDULED INTEREST AT MORTGAGE RATE:                                                   $565,824.44

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                             ($1,729.72)
 Interest Sales Adjustments                                                                  $0.00
 Interest Accrual Adjustment                                                                 $0.00
 Interest Uncollected on Liquidation                                                         $0.00
 Interest Uncollected on Non-Earning Assets                                                  $0.00
 Net Unscheduled Interest Distributed                                                   ($1,729.72)

OTHER:
 Loan Conversion Fees                                                                        $0.00
 Expense Reimbursements                                                                      $0.00
 Gain on Liquidations                                                                        $0.00
 Hazard Insurance Premium Refunds                                                            $0.00
 Net Other Distributions                                                                     $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                       $35,920.99

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                            ($186.42)
 Servicing Fees Sales Adjustments                                                            $0.00
 Servicing Fees Accrual Adjustments                                                          $0.00
 Servicing Fees Uncollected on Liquidation                                                   $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                               $0.00
 Net Unscheduled Service Fees Distributed                                                 ($186.42)

MISCELLANEOUS EXPENSES:                                                                      $0.00

NET FUNDS DISTRIBUTED:                                                                 $907,176.62

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES:  1999-1 Grp II (1503)           WEIGHTED AVERAGE PC RATE (1503):  6.2712

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
     LOAN COUNT OF         AGGREGATE LOSS
    INCURRED LOSSES            AMOUNT
    ---------------            ------
           0                   $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
  PRINCIPAL      SCHEDULED       INTEREST   NET INTEREST            TOTAL
 DISTRIBUTION   INTEREST DUE    ADJUSTMENT  DISTRUBUTION  OTHER  DISTRIBUTION
-------------   ------------    ----------  ------------  -----  ------------
$378,816.47     $529,903.45    ($1,543.30)  $528,360.15   $0.00  $907,176.62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity



INSURANCE RESERVES          COMBINED              Group I               Group II            Group I       Group II

                            ORIGINAL             CLAIMS IN             CLAIMS IN            CLAIMS         CLAIMS
INSURANCE TYPE               BALANCE             PROGRESS              PROGRESS              PAID           PAID
MPI                              $0.00            $0.00                 $0.00               $0.00          $0.00

SPECIAL HAZARD          $10,407,852.00            $0.00                 $0.00               $0.00          $0.00

BANKRUPTCY BOND
SINGLE-UNITS               $256,213.00            $0.00                 $0.00               $0.00          $0.00
MULTI-UNITS                      $0.00            $0.00                 $0.00               $0.00          $0.00

MORTGAGE REPURCHASE     $20,815,705.00            $0.00                 $0.00               $0.00          $0.00

                             Group I           Group II        COMBINED

                                                               COVERAGE
INSURANCE TYPE             ADJUSTMENTS       ADJUSTMENTS      REMAINING
MPI                          $0.00             $0.00                   $0.00

SPECIAL HAZARD               $0.00             $0.00          $10,407,852.00

BANKRUPTCY BOND
SINGLE-UNITS                 $0.00             $0.00             $256,213.00
MULTI-UNITS                  $0.00             $0.00                   $0.00

MORTGAGE REPURCHASE          $0.00             $0.00          $20,815,705.00

DELINQUENT INSTALLMENTS

      ONE (Group II)                                     TWO (Group II)                                       THREE (Group II)

  COUNT           PRIN BALANCE                      COUNT                 PRIN BALANCE                    COUNT       PRIN BALANCE
    8             $3,416,004.73                       1                   $891,151.73                       0         $0.00

                                  FORECLOSURE (Group II)                                     REO (Group II)

                                   COUNT         PRIN BALANCE                             COUNT       PRIN BALANCE
                                     0           $0.00                                      0         $0.00

      ONE (Group I)                                      TWO (Group I)                                         THREE (Group I)

  COUNT           PRIN BALANCE                      COUNT                 PRIN BALANCE                    COUNT       PRIN BALANCE
    38            $12,736,247.51                      1                   $335,912.39                       0         $0.00

                                  FORECLOSURE (Group I)                                      ACQUIRED (Group I)

                                   COUNT         PRIN BALANCE                             COUNT       PRIN BALANCE
                                     0           $0.00                                      0         $0.00

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1999-1 Group I & Group II
         (1502 & 1503)                         WEIGHTED AVERAGE PC RATE:  6.4140
--------------------------------------------------------------------------------

ISSUE DATE:   1/29/1999
CERTIFICATE BALANCE AT ISSUE:  $1,040,785,268.53

                                                                                        CERTIFICATE
                                                                    TOTAL               ACCOUNT                  CERTIFICATE
                                                                    NUMBER OF           ACTIVITY                 BALANCE
                                                                    MORTGAGES           (@ PC RATE)              OUTSTANDING
                                                                   -----------        ---------------          ----------------
BALANCES FROM LAST FISCAL MONTH-END:                                   2835                                    $1,034,848,094.31
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                        $1,121,968.64
 Unscheduled Principal Collection/Reversals                                               $899,759.16
 Liquidations-in-full                                                   11              $4,763,623.12
 Principal Balance Sales Adjustments                                                            $0.00
 Net Principal Distributed                                                              $6,785,350.92             ($6,785,350.92)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                       $0.00

BALANCE CURRENT FISCAL MONTH-END:                                      2824                                    $1,028,062,743.39

SCHEDULED INTEREST AT MORTGAGE RATE:                                                    $6,084,034.40

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                 $1,733.94
 Interest Sales Adjustments                                                                     $0.00
 Interest Accrual Adjustment                                                                    $0.00
 Interest Uncollected on Liquidation                                                            $0.00
 Interest Uncollected on Non-Earning Assets                                                     $0.00
 Net Unscheduled Interest Distributed                                                       $1,733.94

OTHER:
 Loan Conversion Fees                                                                           $0.00
 Expense Reimbursements                                                                         $0.00
 Gain on Liquidations                                                                           $0.00
 Hazard Insurance Premium Refunds                                                               $0.00
 Net Other Distributions                                                                        $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                         $550,729.52

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                ($46.23)
 Servicing Fees Sales Adjustments                                                               $0.00
 Servicing Fees Accrual Adjustments                                                             $0.00
 Servicing Fees Uncollected on Liquidation                                                      $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                  $0.00
 Net Unscheduled Service Fees Distributed                                                     ($46.23)

MISCELLANEOUS EXPENSES:                                                                         $0.00

NET FUNDS DISTRIBUTED:                                                                 $12,320,435.97

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES:  1999-1 Group I & Group II
         (1502 & 1503)              PNC WEIGHTED AVERAGE PC RATE (1503):  6.4140

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
     LOAN COUNT OF         AGGREGATE LOSS
    INCURRED LOSSES            AMOUNT
    ---------------            ------
           0                   $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
  PRINCIPAL      SCHEDULED       INTEREST   NET INTEREST            TOTAL
 DISTRIBUTION   INTEREST DUE    ADJUSTMENT  DISTRUBUTION  OTHER  DISTRIBUTION
-------------   ------------    ----------  ------------  -----  ------------
$378,816.47     $529,903.45    ($1,543.30)  $528,360.15    $0.00  $907,176.62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                            ORIGINAL            CLAIMS IN           CLAIMS                        COVERAGE
INSURANCE TYPE               BALANCE             PROGRESS            PAID        ADJUSTMENTS      REMAINING
MPI                               $0.00            $0.00             $0.00          $0.00                $0.00

SPECIAL HAZARD           $10,407,852.00            $0.00             $0.00          $0.00       $10,407,852.00

BANKRUPTCY BOND
SINGLE-UNITS                $256,213.00            $0.00             $0.00          $0.00          $256,213.00
MULTI-UNITS                       $0.00            $0.00             $0.00          $0.00                $0.00

MORTGAGE REPURCHASE      $20,815,705.00            $0.00             $0.00          $0.00       $20,815,705.00

DELINQUENT INSTALLMENTS

  ONE                           TWO                            THREE

COUNT   PRIN BALANCE          COUNT    PRIN BALANCE          COUNT   PRIN BALANCE
 46     $16,152,252.24          2       $1,227,064.12           0     $0.00

   IN FORECLOSURE                                    ACQUIRED

        COUNT        PRIN BALANCE                      COUNT      PRIN BALANCE
         0            $0.00                             0          $0.00

The Group I-B &II-B, Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group I and II Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated January 27, 1999, to which certain of the Group I and II certificates were offered. The special hazard, bankruptcy, and fraud coverage (collectively, "Credit Enhancements") provided by the I-B &II-B Certificates provide coverage to the Group I and II Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in other Loan Group or Loan Groups have not sustained any losses. The Class Principal Balances of the Class I-B & II-B Certificates immediately after the principal and interest distribution on are as follows:

     CLASS                     CLASS PRINCIPAL BALANCE              CLASS                    CLASS PRINCIPAL BALANCE
     I-B-1                        $19,218,085.55                    II-B-1                        $1,263,452.66
     I-B-2                         $8,905,941.83                    II-B-2                          $252,690.13
     I-B-3                         $3,749,870.99                    II-B-3                          $252,690.13
     I-B-4                         $3,281,136.37                    II-B-4                          $454,843.63
     I-B-5                         $2,343,669.11                    II-B-5                          $151,613.88
     I-B-6                         $2,343,669.11                    II-B-6                          $151,613.88

     Total                        $39,842,372.96                     Total                        $2,526,904.33

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $10,407,852.00, $256,213.00, $20,815,705.00 respectively, and such coverages are referred to in the table above under the column "Insurance Type" as "special hazard," "bankruptcy bond," and "mortgage repurchase," respectively. However, no policy of insurance exists for any such coverage, notwithstanding the reference to "insurance."

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1999 - 1 Group I  & Group II (1502 & 1503)

Interest Rate           Interest Rate      Net Rate      Pass Through Rate    Remaining Term    Principal Balance   Number Of Loans
-----------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999             5.7500          5.5500           5.5000              178.000              $297,887.47           1
6.0000 - 6.4999             6.2829          6.0504           6.0067              177.460           $13,717,870.36          41
6.5000 - 6.9999             6.6849          6.3267           6.2829              177.226           $70,015,685.31         186
7.0000 - 7.4999             7.0601          6.4682           6.4233              175.977           $16,579,196.94          40
7.5000 - 7.9999             7.6045          6.9681           6.9181              172.164              $788,032.98           2
8.0000 - 8.4999
8.5000 - 8.9999
9.0000 - 9.4999
9.5000 - 9.9999
10.0000-10.4999
10.5000-10.9999
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                 6.6962          6.3151           6.2711              177.017          $101,398,673.06         270

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1999-1 Grp III (1504)                 WEIGHTED AVERAGE PC RATE:  7.2419
--------------------------------------------------------------------------------

ISSUE DATE:   1/29/1999
CERTIFICATE BALANCE AT ISSUE:  $180,107,391.25

                                                                                        CERTIFICATE
                                                                    TOTAL               ACCOUNT                  CERTIFICATE
                                                                    NUMBER OF           ACTIVITY                 BALANCE
                                                                    MORTGAGES           (@ PC RATE)              OUTSTANDING
                                                                   -----------        ---------------          ----------------
BALANCES FROM LAST FISCAL MONTH-END:                                   1426                                    $179,506,689.46
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                         $125,652.48
 Unscheduled Principal Collection/Reversals                                              $118,840.09
 Liquidations-in-full                                                   10             $1,474,286.88
 Principal Balance Sales Adjustments                                                           $0.00
 Net Principal Distributed                                                             $1,718,779.45            ($1,718,779.45)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                     $0.00

BALANCE CURRENT FISCAL MONTH-END:                                      1416                                    $177,787,910.01

SCHEDULED INTEREST AT MORTGAGE RATE:                                                   $1,192,304.46

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                   $43.71
 Interest Sales Adjustments                                                                    $0.00
 Interest Accrual Adjustment                                                                   $0.00
 Interest Uncollected on Liquidation                                                           $0.00
 Interest Uncollected on Non-Earning Assets                                                    $0.00
 Net Unscheduled Interest Distributed                                                         $43.71

OTHER:
 Loan Conversion Fees                                                                          $0.00
 Expense Reimbursements                                                                        $0.00
 Gain on Liquidations                                                                          $0.00
 Hazard Insurance Premium Refunds                                                              $0.00
 Net Other Distributions                                                                       $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                        $108,811.33

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                 $2.08
 Servicing Fees Sales Adjustments                                                              $0.00
 Servicing Fees Accrual Adjustments                                                            $0.00
 Servicing Fees Uncollected on Liquidation                                                     $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                 $0.00
 Net Unscheduled Service Fees Distributed                                                      $2.08

MISCELLANEOUS EXPENSES:                                                                        $0.00

NET FUNDS DISTRIBUTED:                                                                 $2,802,314.21

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES:  1999-1 Grp III (1504)                 WEIGHTED AVERAGE PC RATE:  7.2419

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
     LOAN COUNT OF         AGGREGATE LOSS
    INCURRED LOSSES            AMOUNT
    ---------------            ------
           0                   $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
  PRINCIPAL      SCHEDULED       INTEREST   NET INTEREST            TOTAL
 DISTRIBUTION   INTEREST DUE    ADJUSTMENT  DISTRUBUTION  OTHER  DISTRIBUTION
-------------   ------------    ----------  ------------  -----  ------------
 $1,718,779.45  $1,083,493.13  $41.63       $1,083,534.76  $0.00  $2,802,314.21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                            ORIGINAL            CLAIMS IN           CLAIMS                        COVERAGE
INSURANCE TYPE               BALANCE             PROGRESS            PAID        ADJUSTMENTS      REMAINING
MPI                              $0.00             $0.00             $0.00          $0.00               $0.00

SPECIAL HAZARD           $4,518,868.00             $0.00             $0.00          $0.00       $4,518,868.00

BANKRUPTCY BOND
SINGLE-UNITS               $170,178.00             $0.00             $0.00          $0.00         $170,178.00
MULTI-UNITS                      $0.00             $0.00             $0.00          $0.00               $0.00

MORTGAGE REPURCHASE      $9,037,736.00             $0.00             $0.00          $0.00       $9,037,736.00

DELINQUENT INSTALLMENTS

  ONE                           TWO                            THREE

COUNT   PRIN BALANCE          COUNT    PRIN BALANCE          COUNT   PRIN BALANCE
 20     $2,386,791.30           0       $0.00                   0     $0.00

   IN FORECLOSURE                                    ACQUIRED

        COUNT        PRIN BALANCE                      COUNT      PRIN BALANCE
         0            $0.00                             0          $0.00

The Group C-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group III, IV and V Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated January 27, 1999, to which certain of the Group III, IV and V certificates were offered. The special hazard, bankruptcy, and Fraud coverage (collectively, "Credit Enhancements") provided by the C-B certificates provide coverage to the Group III, IV and V Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in other Loan Group or Loan Groups have not sustained any losses. The Class Principal Balances of the Class C-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

                CLASS                    CLASS PRINCIPAL BALANCE
                C-B-1                         $15,343,104.10
                C-B-2                          $7,220,284.58
                C-B-3                          $4,512,677.74
                C-B-4                          $2,933,240.33
                C-B-5                          $1,353,802.92
                C-B-6                          $2,481,975.36

                Total                         $33,845,085.02

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $4,518,868.00, $170,178.00, $9,037,736.00 respectively, and such coverages are referred to in the table above under the column "Insurance Type" as "special hazard," "bankruptcy bond," and "mortgage repurchase," respectively. However, no policy of insurance exists for any such coverage, notwithstanding the reference to "insurance."

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1999-1 Grp III  (1504)

Interest Rate           Interest Rate      Net Rate      Pass Through Rate    Remaining Term    Principal Balance   Number Of Loans
-----------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999              6.3750         6.1250           6.0750              355.000              $226,086.83            1
7.5000 - 7.9999              6.7978         6.5478           6.5017              354.826            $7,200,242.13           37
8.0000 - 8.4999              7.2135         6.9472           6.8989              354.967           $28,014,316.60          187
8.5000 - 8.9999              7.6982         7.2122           7.1623              355.041           $49,499,664.22          393
9.0000 - 9.4999              8.1920         7.2839           7.2339              356.227           $53,399,957.98          438
9.5000 - 9.9999              8.6273         7.6829           7.6329              356.821           $31,271,261.91          288
10.0000-10.4999              9.1043         8.1324           8.0824              356.810            $6,664,999.40           60
10.5000-10.9999              9.6754         8.1723           8.1223              352.095              $616,851.12            5
11.0000 - 11.4999           10.1742         8.6108           8.5608              354.502              $774,484.28            5
11.5000 - 11.9999           10.5000         8.6700           8.6200              354.000               $88,614.48            1
12.0000 - 12.4999           11.0000         9.0500           9.0000              354.000               $31,431.06            1
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                  7.9677         7.2915           7.2419              355.743          $177,787,910.01         1416

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1999-1 Grp. IV (1505)                 WEIGHTED AVERAGE PC RATE:  7.1470
--------------------------------------------------------------------------------

ISSUE DATE:   1/29/1999
CERTIFICATE BALANCE AT ISSUE:  $114,948,211.39

                                                                                        CERTIFICATE
                                                                    TOTAL               ACCOUNT                  CERTIFICATE
                                                                    NUMBER OF           ACTIVITY                 BALANCE
                                                                    MORTGAGES           (@ PC RATE)              OUTSTANDING
                                                                   -----------        ---------------          ----------------
BALANCES FROM LAST FISCAL MONTH-END:                                   327                                     $113,628,229.11
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                          $79,864.74
 Unscheduled Principal Collection/Reversals                                               $24,204.80
 Liquidations-in-full                                                   3              $1,297,465.88
 Principal Balance Sales Adjustments                                                           $0.00
 Net Principal Distributed                                                             $1,401,535.42            ($1,401,535.42)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                     $0.00

BALANCE CURRENT FISCAL MONTH-END:                                      324                                     $112,226,693.69

SCHEDULED INTEREST AT MORTGAGE RATE:                                                     $751,829.35

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                    $0.00
 Interest Sales Adjustments                                                                    $0.00
 Interest Accrual Adjustment                                                                   $0.00
 Interest Uncollected on Liquidation                                                           $0.00
 Interest Uncollected on Non-Earning Assets                                                    $0.00
 Net Unscheduled Interest Distributed                                                          $0.00

OTHER:
 Loan Conversion Fees                                                                          $0.00
 Expense Reimbursements                                                                        $0.00
 Gain on Liquidations                                                                          $0.00
 Hazard Insurance Premium Refunds                                                              $0.00
 Net Other Distributions                                                                       $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                         $75,098.13

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                 $0.00
 Servicing Fees Sales Adjustments                                                              $0.00
 Servicing Fees Accrual Adjustments                                                            $0.00
 Servicing Fees Uncollected on Liquidation                                                     $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                 $0.00
 Net Unscheduled Service Fees Distributed                                                      $0.00

MISCELLANEOUS EXPENSES:                                                                        $0.00

NET FUNDS DISTRIBUTED:                                                                 $2,078,266.64

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES:  1999-1 Grp. IV (1505)                 WEIGHTED AVERAGE PC RATE:  7.1470

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
     LOAN COUNT OF         AGGREGATE LOSS
    INCURRED LOSSES            AMOUNT
    ---------------            ------
           0                   $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
  PRINCIPAL      SCHEDULED       INTEREST   NET INTEREST            TOTAL
 DISTRIBUTION   INTEREST DUE    ADJUSTMENT  DISTRUBUTION  OTHER  DISTRIBUTION
-------------   ------------    ----------  ------------  -----  ------------
$1,401,535.42   $676,731.22    $0.00        $676,731.22    $0.00  $2,078,266.64
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                            ORIGINAL            CLAIMS IN           CLAIMS                        COVERAGE
INSURANCE TYPE               BALANCE             PROGRESS            PAID        ADJUSTMENTS      REMAINING
MPI                              $0.00             $0.00             $0.00          $0.00               $0.00

SPECIAL HAZARD           $4,518,868.00             $0.00             $0.00          $0.00       $4,518,868.00

BANKRUPTCY BOND
SINGLE-UNITS               $170,178.00             $0.00             $0.00          $0.00         $170,178.00
MULTI-UNITS                      $0.00             $0.00             $0.00          $0.00               $0.00

MORTGAGE REPURCHASE      $9,037,736.00             $0.00             $0.00          $0.00       $9,037,736.00

DELINQUENT INSTALLMENTS

  ONE                           TWO                            THREE

COUNT   PRIN BALANCE          COUNT    PRIN BALANCE          COUNT   PRIN BALANCE
 6      $1,802,516.40           0       $0.00                   0     $0.00

   IN FORECLOSURE                                    ACQUIRED

        COUNT        PRIN BALANCE                      COUNT      PRIN BALANCE
         0            $0.00                             0          $0.00

The Group C-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group III, IV and V Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated January 27, 1999, to which certain of the Group III, IV and V certificates were offered. The special hazard, bankruptcy, and Fraud coverage (collectively, "Credit Enhancements") provided by the C-B certificates provide coverage to the Group III, IV and V Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in other Loan Group or Loan Groups have not sustained any losses. The Class Principal Balances of the Class C-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

                 CLASS                     CLASS PRINCIPAL BALANCE
                 C-B-1                        $15,343,104.10
                 C-B-2                         $7,220,284.58
                 C-B-3                         $4,512,677.74
                 C-B-4                         $2,933,240.33
                 C-B-5                         $1,353,802.92
                 C-B-6                         $2,481,975.36

                 Total                        $33,845,085.02

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $4,518,868.00, $170,178.00, $9,037,736.00 respectively, and such coverages are referred to in the table above under the column "Insurance Type" as "special hazard," "bankruptcy bond," and "mortgage repurchase," respectively. However, no policy of insurance exists for any such coverage, notwithstanding the reference to "insurance."

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1999-1 Grp. IV  (1505)

Interest Rate           Interest Rate      Net Rate      Pass Through Rate    Remaining Term    Principal Balance   Number Of Loans
-----------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999
7.5000 - 7.9999             6.7999          6.5140           6.4640              356.096            $6,498,997.86          18
8.0000 - 8.4999             7.1740          6.6286           6.5786              355.979           $32,215,270.91          84
8.5000 - 8.9999             7.6858          6.9831           6.9331              356.179           $22,162,611.23          65
9.0000 - 9.4999             8.2029          7.4028           7.3528              356.802           $19,531,184.84          58
9.5000 - 9.9999             8.6468          7.6968           7.6468              356.986           $17,685,374.62          53
10.0000-10.4999             9.2780          8.1518           8.1018              354.268           $10,278,076.99          35
10.5000-10.9999             9.5542          8.4468           8.3968              355.419            $3,855,177.24          11
11.0000 - 11.4999
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                 7.9390          7.1970           7.1470              356.151          $112,226,693.69         324

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1999

SERIES:  1999-1 Grp. V (1506)                  WEIGHTED AVERAGE PC RATE:  7.4011
--------------------------------------------------------------------------------

ISSUE DATE:   1/29/1999
CERTIFICATE BALANCE AT ISSUE:  $156,831,212.76

                                                                                        CERTIFICATE
                                                                    TOTAL               ACCOUNT                  CERTIFICATE
                                                                    NUMBER OF           ACTIVITY                 BALANCE
                                                                    MORTGAGES           (@ PC RATE)              OUTSTANDING
                                                                   -----------        ---------------          ----------------
BALANCES FROM LAST FISCAL MONTH-END:                                   455                                     $155,576,137.88
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                         $103,588.38
 Unscheduled Principal Collection/Reversals                                               $11,344.90
 Liquidations-in-full                                                   4              $1,666,114.71
 Principal Balance Sales Adjustments                                                           $0.00
 Net Principal Distributed                                                             $1,781,047.99            ($1,781,047.99)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                     $0.00

BALANCE CURRENT FISCAL MONTH-END:                                      451                                     $153,795,089.89

SCHEDULED INTEREST AT MORTGAGE RATE:                                                   $1,063,301.17

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                   ($2.22)
 Interest Sales Adjustments                                                                    $0.00
 Interest Accrual Adjustment                                                                   $0.00
 Interest Uncollected on Liquidation                                                           $0.00
 Interest Uncollected on Non-Earning Assets                                                    $0.00
 Net Unscheduled Interest Distributed                                                         ($2.22)

OTHER:
 Loan Conversion Fees                                                                          $0.00
 Expense Reimbursements                                                                        $0.00
 Gain on Liquidations                                                                          $0.00
 Hazard Insurance Premium Refunds                                                              $0.00
 Net Other Distributions                                                                       $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                        $103,561.96

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                ($0.10)
 Servicing Fees Sales Adjustments                                                              $0.00
 Servicing Fees Accrual Adjustments                                                            $0.00
 Servicing Fees Uncollected on Liquidation                                                     $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                 $0.00
 Net Unscheduled Service Fees Distributed                                                     ($0.10)

MISCELLANEOUS EXPENSES:                                                                        $0.00

NET FUNDS DISTRIBUTED:                                                                 $2,740,785.08

                          PNC MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           03/1999 DISTRIBUTION REPORT

PROCESSING MONTH: 02/1999

SERIES:  1999-1 Grp. V (1506)                  WEIGHTED AVERAGE PC RATE:  7.4011

---------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
---------------------------------------------
     LOAN COUNT OF         AGGREGATE LOSS
    INCURRED LOSSES            AMOUNT
    ---------------            ------
           0                   $0.00
---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
--------------------------------------------------------------------------------
  PRINCIPAL      SCHEDULED       INTEREST   NET INTEREST            TOTAL
 DISTRIBUTION   INTEREST DUE    ADJUSTMENT  DISTRUBUTION  OTHER  DISTRIBUTION
-------------   ------------    ----------  ------------  -----  ------------
 $1,781,047.99  $959,739.21    ($2.12)      $959,737.09    $0.00  $2,740,785.08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Aggregate Loss Amount and Count do not include this month's activity

INSURANCE RESERVES

                            ORIGINAL            CLAIMS IN           CLAIMS                        COVERAGE
INSURANCE TYPE               BALANCE             PROGRESS            PAID        ADJUSTMENTS      REMAINING
MPI                              $0.00             $0.00             $0.00          $0.00               $0.00

SPECIAL HAZARD           $4,518,868.00             $0.00             $0.00          $0.00       $4,518,868.00

BANKRUPTCY BOND
SINGLE-UNITS               $170,178.00             $0.00             $0.00          $0.00         $170,178.00
MULTI-UNITS                      $0.00             $0.00             $0.00          $0.00               $0.00

MORTGAGE REPURCHASE      $9,037,736.00             $0.00             $0.00          $0.00       $9,037,736.00

DELINQUENT INSTALLMENTS

  ONE                           TWO                            THREE

COUNT   PRIN BALANCE          COUNT    PRIN BALANCE          COUNT   PRIN BALANCE
 7      $2,710,809.15           0       $0.00                   0     $0.00

   IN FORECLOSURE                                    ACQUIRED

        COUNT        PRIN BALANCE                      COUNT      PRIN BALANCE
         0            $0.00                             0          $0.00

The Group C-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group III, IV and V Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated January 27, 1999, to which certain of the Group III, IV and V certificates were offered. The special hazard, bankruptcy, and Fraud coverage (collectively, "Credit Enhancements") provided by the C-B certificates provide coverage to the Group III, IV and V Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in other Loan Group or Loan Groups have not sustained any losses. The Class Principal Balances of the Class C-B Certificates immediately after the principal and interest distribution on March 25, 1999 are as follows:

                CLASS                     CLASS PRINCIPAL BALANCE
                C-B-1                         $15,343,104.10
                C-B-2                          $7,220,284.58
                C-B-3                          $4,512,677.74
                C-B-4                          $2,933,240.33
                C-B-5                          $1,353,802.92
                C-B-6                          $2,481,975.36

                Total                         $33,845,085.02

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $4,518,868.00, $170,178.00, $9,037,736.00 respectively, and such coverages are referred to in the table above under the column "Insurance Type" as "special hazard," "bankruptcy bond," and "mortgage repurchase," respectively. However, no policy of insurance exists for any such coverage, notwithstanding the reference to "insurance."

PNC MORTGAGE SECURITIES CORP.
MASTER SERVICING DIVISION
WEIGHTED AVERAGE WORKSHEET
SERIES:  1999-1 Grp V  (1506)

Interest Rate           Interest Rate      Net Rate      Pass Through Rate    Remaining Term    Principal Balance   Number Of Loans
-----------------------------------------------------------------------------------------------------------------------------------
0.0000 - 4.9999
5.0000 - 5.4999
5.5000 - 5.9999
6.0000 - 6.4999
6.5000 - 6.9999
7.0000 - 7.4999
7.5000 - 7.9999              6.8750         6.6250           6.5750              351.000              $596,925.00           1
8.0000 - 8.4999              7.2682         6.9059           6.8559              354.981            $9,396,650.53          25
8.5000 - 8.9999              7.7580         7.3420           7.2920              355.700           $41,346,048.57         120
9.0000 - 9.4999              8.1848         7.2656           7.2156              355.888           $60,452,125.11         176
9.5000 - 9.9999              8.6266         7.7434           7.6934              356.257           $28,423,147.91          85
10.0000-10.4999              9.1385         8.3464           8.2964              354.949            $7,444,093.96          25
10.5000-10.9999              9.6668         8.4834           8.4334              352.480            $5,541,836.87          17
11.0000 - 11.4999           10.1393         8.5374           8.4874              352.114              $594,261.94           2
11.5000 - 11.9999
12.0000 - 12.4999
12.5000 - 12.9999
13.0000 - 13.4999
13.5000 - 13.9999
14.0000 - 14.4999
14.5000 - 14.9999
15.0000 - 15.4999
15.5000 - 15.9999
16.0000 - 16.4999
16.5000 - 16.9999
17.0000 - 17.4999
17.5000 - 17.9999
18.0000 - 18.4999
18.5000 - 18.9999
19.0000 - 19.4999
19.5000 - 19.9999
20.0000 - 99.9999

Pool Totals                  8.1977         7.4511           7.4011              355.648          $153,795,089.89         451

         RESIDENTIAL ASSET SECURITIZATION TRUST 1996-A10
               MORTGAGE PASS-THROUGH CERTIFICATES
                    SERIES 1996-N, CLASS PO

        THE                                          Distribution Date: 3/25/99
      BANK OF
     NEW YORK
101 BARCLAY STREET
NEW YORK, NY  10286

Attn: KELLY SHEAHAN

   212-815-2007

                                    CWMBS INC
                       MORTGAGE PASS THROUGH CERTIFICATES
                                  SERIES 1996-N
                   RESIDENTIAL ASSET SECURITIZATION TRUST A-10

                 Certificateholder Monthly Distribution Summary

------------------------------------------------------------------------------------------------------------------------------------
                                        Certificate                          Pass
                             Class         Rate           Beginning        Through        Principal       Interest        Total
 Class        Cusip       Description      Type            Balance         Rate (%)     Distribution    Distribution   Distribution
------------------------------------------------------------------------------------------------------------------------------------
  A-1       126691B37       Senior      Fix-30/360               0.00      7.500000              0.00           0.00           0.00
  A-2       126691B45       Senior      Fix-30/360               0.00      7.500000              0.00           0.00           0.00
  A-3       126691B52       Senior      Fix-30/360       8,476,505.03      7.500000      1,692,291.34      52,734.34   1,745,025.68
  A-4       126691B60       Senior      Fix-30/360      16,834,104.00      7.500000              0.00     104,728.94     104,728.94
  A-5       126691B78       Senior      Fix-30/360      20,495,277.00      7.500000              0.00     127,505.96     127,505.96
  A-6       126691B86      Strip IO     Fix-30/360          58,325.21      7.500000              0.00         362.85         362.85
  A-7       126691B94       Senior      Fix-30/360      10,946,962.23      7.500000         47,240.15      68,103.64     115,343.79
  A-8       126691C28       Senior      Fix-30/360         972,086.83      7.050000        194,072.22       5,684.73     199,756.94
   PO       126691C44      Strip PO     Fix-30/360       1,416,180.82      0.000000         11,190.30           0.00      11,190.30
   X        126691C51      Strip IO     Var-30/360      45,824,902.09      0.967312              0.00      36,769.13      36,769.13
   AR       126691C77       Senior      Fix-30/360               0.00      7.500000              0.00           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   B1       126691C85       Junior      Fix-30/360       1,639,986.31      7.500000          7,077.14      10,202.74      17,279.88
   B2       126691C93       Junior      Fix-30/360       1,093,324.21      7.500000          4,718.09       6,801.83      11,519.92
   B3       126691D27       Junior      Fix-30/360         655,994.34      7.500000          2,830.85       4,081.10       6,911.95
   B4                       Junior      Fix-30/360         327,996.72      7.500000          1,415.43       2,040.55       3,455.97
   B5                       Junior      Fix-30/360         218,664.48      7.500000            943.62       1,360.36       2,303.98
   B6                       Junior      Fix-30/360         437,331.84      7.500000          1,887.25       2,720.74       4,607.99
------------------------------------------------------------------------------------------------------------------------------------
Totals                                                  63,514,413.81                    1,963,666.39     423,096.91   2,386,763.28
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------
                Current                    Cumulative
                Realized    Ending          Realized
 Class           Losses     Balance          Losses
-----------------------------------------------------
  A-1             0.00            0.00          0.00
  A-2             0.00            0.00          0.00
  A-3             0.00    6,784,213.69          0.00
  A-4             0.00   16,834,104.00          0.00
  A-5             0.00   20,495,277.00          0.00
  A-6             0.00       46,680.88          0.00
  A-7             0.00   10,899,722.09          0.00
  A-8             0.00      778,014.61          0.00
   PO             0.00    1,404,990.52          0.00
   X              0.00   44,044,239.59          0.00
   AR             0.00            0.00          0.00
-----------------------------------------------------
   B1             0.00    1,632,909.17          0.00
   B2             0.00    1,088,606.12          0.00
   B3             0.00      653,163.49          0.00
   B4             0.00      326,581.29          0.00
   B5             0.00      217,720.86          0.00
   B6             0.00      435,444.60          0.00
-----------------------------------------------------
Totals            0.00   61,550,747.44          0.00
-----------------------------------------------------

        THE                                          Distribution Date: 3/25/99
      BANK OF
     NEW YORK
101 BARCLAY STREET
NEW YORK, NY  10286

Attn: KELLY SHEAHAN

   212-815-2007

                                    CWMBS INC
                       MORTGAGE PASS THROUGH CERTIFICATES
                                  SERIES 1996-N
                   RESIDENTIAL ASSET SECURITIZATION TRUST A-10

                          Principal Distribution Detail

-----------------------------------------------------------------------------------------------------------------------------
                                Original         Beginning        Scheduled                       Unscheduled       Net
                               Certificate      Certificate       Principal         Accretion      Principal     Principal
   Class         Cusip           Balance          Balance       Distribution        Principal     Adjustments  Distribution
-----------------------------------------------------------------------------------------------------------------------------
    A-1        126691B37       25,567,870.00             0.00             0.00          0.00           0.00            0.00
    A-2        126691B45       18,875,000.00             0.00             0.00          0.00           0.00            0.00
    A-3        126691B52       18,224,602.00     8,476,505.03     1,692,291.34          0.00           0.00    1,692,291.34
    A-4        126691B60       16,834,104.00    16,834,104.00             0.00          0.00           0.00            0.00
    A-5        126691B78       20,495,277.00    20,495,277.00             0.00          0.00           0.00            0.00
    A-6        126691B86          125,400.00        58,325.21             0.00          0.00           0.00            0.00
    A-7        126691B94       12,110,000.00    10,946,962.23        47,240.15          0.00           0.00       47,240.15
    A-8        126691C28        2,090,000.00       972,086.83       194,072.22          0.00           0.00      194,072.22
    PO         126691C44        1,913,325.00     1,416,180.82        11,190.30          0.00           0.00       11,190.30
     X         126691C51       95,112,365.00    45,824,902.09             0.00          0.00           0.00            0.00
    AR         126691C77              100.00             0.00             0.00          0.00           0.00            0.00
-----------------------------------------------------------------------------------------------------------------------------
    B1         126691C85        1,814,223.00     1,639,986.31         7,077.14          0.00           0.00        7,077.14
    B2         126691C93        1,209,482.00     1,093,324.21         4,718.09          0.00           0.00        4,718.09
    B3         126691D27          725,689.00       655,994.34         2,830.85          0.00           0.00        2,830.85
    B4                            362,844.00       327,996.72         1,415.43          0.00           0.00        1,415.43
    B5                            241,896.00       218,664.48           943.62          0.00           0.00          943.62
    B6                            483,795.19       437,331.84         1,887.25          0.00           0.00        1,887.25
-----------------------------------------------------------------------------------------------------------------------------
Totals                       120,948,207.19     63,514,413.81     1,963,666.39          0.00           0.00    1,963,666.39
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
                 Current     Ending            Ending
                 Realized  Certificate       Certificate
   Class          Losses     Balance           Factor
----------------------------------------------------------
    A-1             0.00            0.00    0.00000000000
    A-2             0.00            0.00    0.00000000000
    A-3             0.00    6,784,213.69    0.37225579438
    A-4             0.00   16,834,104.00    1.00000000000
    A-5             0.00   20,495,277.00    1.00000000000
    A-6             0.00       46,680.88    0.37225579438
    A-7             0.00   10,899,722.09    0.90005962718
    A-8             0.00      778,014.61    0.37225579438
    PO              0.00    1,404,990.52    0.73431880266
     X              0.00   44,044,239.59    0.46307585339
    AR              0.00            0.00    0.00000000000
----------------------------------------------------------
    B1              0.00    1,632,909.17    0.90005979082
    B2              0.00    1,088,606.12    0.90005979082
    B3              0.00      653,163.49    0.90005979082
    B4              0.00      326,581.29    0.90005979082
    B5              0.00      217,720.86    0.90005979082
    B6              0.00      435,444.60    0.90005979082
----------------------------------------------------------
Totals              0.00   61,550,747.44
----------------------------------------------------------

        THE                                          Distribution Date: 3/25/99
      BANK OF
     NEW YORK
101 BARCLAY STREET
NEW YORK, NY  10286

Attn: KELLY SHEAHAN

   212-815-2007

                                    CWMBS INC
                       MORTGAGE PASS THROUGH CERTIFICATES
                                  SERIES 1996-N
                   RESIDENTIAL ASSET SECURITIZATION TRUST A-10

                          Interest Distribution Detail

---------------------------------------------------------------------------------------------------------------------------
                    Beginning                Pass          Accrued            Cumulative                        Total
                   Certificate             Through         Optimal              Unpaid          Deferred      Interest
   Class             Balance               Rate (%)       Interest             Interest         Interest         Due
---------------------------------------------------------------------------------------------------------------------------
    A-1                    0.00            7.500000             0.00              0.00             0.00             0.00
    A-2                    0.00            7.500000             0.00              0.00             0.00             0.00
    A-3            8,476,505.03            7.500000        52,978.16              0.00             0.00        52,978.16
    A-4           16,834,104.00            7.500000       105,213.15              0.00             0.00       105,213.15
    A-5           20,495,277.00            7.500000       128,095.48              0.00             0.00       128,095.48
    A-6               58,325.21            7.500000           364.53              0.00             0.00           364.53
    A-7           10,946,962.23            7.500000        68,418.51              0.00             0.00        68,418.51
    A-8              972,086.83            7.050000         5,711.01              0.00             0.00         5,711.01
    PO             1,416,180.82            0.000000             0.00              0.00             0.00             0.00
     X            45,824,902.09            0.967312        36,939.14              0.00             0.00        36,939.14
    AR                     0.00            7.500000             0.00              0.00             0.00             0.00
---------------------------------------------------------------------------------------------------------------------------
    B1             1,639,986.31            7.500000        10,249.91              0.00             0.00        10,249.91
    B2             1,093,324.21            7.500000         6,833.28              0.00             0.00         6,833.28
    B3               655,994.34            7.500000         4,099.96              0.00             0.00         4,099.96
    B4               327,996.72            7.500000         2,049.98              0.00             0.00         2,049.98
    B5               218,664.48            7.500000         1,366.65              0.00             0.00         1,366.65
    B6               437,331.84            7.500000         2,733.32              0.00             0.00         2,733.32
---------------------------------------------------------------------------------------------------------------------------
  Totals          63,514,413.81                           425,053.08              0.00             0.00       425,053.08
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
                         Net               Unscheduled
                      Prepayment            Interest        Interest
   Class            Int Shortfall          Adjustment         Paid
---------------------------------------------------------------------
    A-1                   0.00                 0.00             0.00
    A-2                   0.00                 0.00             0.00
    A-3                 243.81                 0.00        52,734.34
    A-4                 484.21                 0.00       104,728.94
    A-5                 589.52                 0.00       127,505.96
    A-6                   1.68                 0.00           362.85
    A-7                 314.87                 0.00        68,103.64
    A-8                  26.28                 0.00         5,684.73
    PO                    0.00                 0.00             0.00
     X                  170.00                 0.00        36,769.13
    AR                    0.00                 0.00             0.00
---------------------------------------------------------------------
    B1                   47.17                 0.00        10,202.74
    B2                   31.45                 0.00         6,801.83
    B3                   18.87                 0.00         4,081.10
    B4                    9.43                 0.00         2,040.55
    B5                    6.29                 0.00         1,360.36
    B6                   12.58                 0.00         2,720.74
---------------------------------------------------------------------
  Totals              1,956.16                 0.00       423,096.91
---------------------------------------------------------------------

        THE                                          Distribution Date: 3/25/99
      BANK OF
     NEW YORK
101 BARCLAY STREET
NEW YORK, NY  10286

Attn: KELLY SHEAHAN

   212-815-2007

                                    CWMBS INC
                       MORTGAGE PASS THROUGH CERTIFICATES
                                  SERIES 1996-N
                   RESIDENTIAL ASSET SECURITIZATION TRUST A-10

                           Current Payment Information
                               Factors per $1,000

-----------------------------------------------------------------------------------------------------------------------------
                                        Original             Beginning Cert.
                                       Certificate              Notional              Principal                  Interest
    Class            Cusip               Balance                Balance             Distribution               Distribution
-----------------------------------------------------------------------------------------------------------------------------
     A-1           126691B37          25,567,870.00              0.000000000         0.000000000                0.000000000
     A-2           126691B45          18,875,000.00              0.000000000         0.000000000                0.000000000
     A-3           126691B52          18,224,602.00            465.113314017        92.857519634                2.893579890
     A-4           126691B60          16,834,104.00          1,000.000000000         0.000000000                6.221236423
     A-5           126691B78          20,495,277.00          1,000.000000000         0.000000000                6.221236423
     A-6           126691B86             125,400.00            465.113314017         0.000000000                2.893579890
     A-7           126691B94          12,110,000.00            903.960547577         3.900920401                5.623752284
     A-8           126691C28           2,090,000.00            465.113314017        92.857519634                2.719965097
     PO            126691C44           1,913,325.00            740.167416881         5.848614220                0.000000000
      X            126691C51          95,112,365.00            481.797525380         0.000000000                0.386586274
     AR            126691C77                 100.00              0.000000000         0.000000000                0.000000000
-----------------------------------------------------------------------------------------------------------------------------
     B1            126691C85           1,814,223.00            903.960710006         3.900919187                5.623753294
     B2            126691C93           1,209,482.00            903.960710006         3.900919187                5.623753294
     B3            126691D27             725,689.00            903.960710006         3.900919187                5.623753294
     B4                                  362,844.00            903.960710006         3.900919187                5.623753294
     B5                                  241,896.00            903.960710006         3.900919187                5.623753294
     B6                                  483,795.19            903.960710006         3.900919187                5.623753294
-----------------------------------------------------------------------------------------------------------------------------
Totals                               120,948,207.19            525.137290462        16.235597332                3.498166032
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
                     Ending Cert.                   Pass
                       Notional                    Through
    Class               Balance                    Rate (%)
------------------------------------------------------------
     A-1                0.000000000                7.500000
     A-2                0.000000000                7.500000
     A-3              372.255794383                7.500000
     A-4            1,000.000000000                7.500000
     A-5            1,000.000000000                7.500000
     A-6              372.255794383                7.500000
     A-7              900.059627176                7.500000
     A-8              372.255794383                7.050000
     PO               734.318802661                0.000000
      X               463.075853387                0.967312
     AR                 0.000000000                7.500000
------------------------------------------------------------
     B1               900.059790819                7.500000
     B2               900.059790819                7.500000
     B3               900.059790819                7.500000
     B4               900.059790819                7.500000
     B5               900.059790819                7.500000
     B6               900.059790819                7.500000
------------------------------------------------------------
Totals                508.901693295
------------------------------------------------------------

        THE                                          Distribution Date: 3/25/99
      BANK OF
     NEW YORK
101 BARCLAY STREET
NEW YORK, NY  10286

Attn: KELLY SHEAHAN

   212-815-2007

                                    CWMBS INC
                       MORTGAGE PASS THROUGH CERTIFICATES
                                  SERIES 1996-N
                   RESIDENTIAL ASSET SECURITIZATION TRUST A-10

Pool Level Data
Distribution Date                                                  3/25/99
Cut-off Date                                                       10/1/99
Determination Date                                                  3/1/99
Accrual Period                                Begin                 2/1/99
                                              End                   3/1/99
Number of Days in Accrual  Period                                       28

--------------------------------------------------------------------------------
                             Collateral Information
--------------------------------------------------------------------------------

Group 1

Cut-Off Date Balance                                                                                                   0.00

Beginning Aggregate Pool Stated Principal Balance                                                             63,514,412.99
Ending Aggregate Pool Stated Principal Balance                                                                61,550,746.61

Beginning Aggregate Certificate Stated Principal Balance                                                      63,514,413.82
Ending Aggregate Certificate Stated Principal Balance                                                         61,550,747.45

Beginning Aggregate Loan Count                                                                                          659
Loans Paid Off or Otherwise Removed Pursuant to Pooling and Servicing Agreement                                          17
Ending Aggregate Loan Count                                                                                             642

Beginning Weighted Average Loan Rate (WAC)                                                                        8.404875%
Ending Weighted Average Loan Rate (WAC)                                                                           8.391446%

Beginning Net Weighted Average Loan Rate                                                                          8.030676%
Ending Net Weighted Average Loan Rate                                                                             8.017762%

Weighted Average Maturity (WAM) (Months)                                                                                151

Servicer Advances                                                                                                 22,061.45

Aggregate Pool Prepayment                                                                                      1,688,230.22

--------------------------------------------------------------------------------
                             Certificate Information
--------------------------------------------------------------------------------

Group 1

Senior Percentage                                                                                            75.3289918286%
Senior Prepayment Percentage                                                                                100.0000000000%

Subordinate Percentage                                                                                       24.6710081714%
Subordinate Prepayment Percentage                                                                             0.0000000000%

Certificate Account

Beginning Balance                                                                                                      0.00

Deposit
Payments of Interest and Principal                                                                             2,400,343.63
Liquidation Proceeds                                                                                                   0.00
All Other Proceeds                                                                                                     0.00
Other Amounts                                                                                                          0.00
                                                                                                            ---------------

Total Deposits                                                                                                 2,400,343.63

Withdrawals
Reimbursement of Servicer Advances                                                                                     0.00
Payment of Master Servicer Fees                                                                                   36,939.14
Payment of Sub Servicer Fees                                                                                      13,580.34
Payment of Other Fees                                                                                                  0.00
Payment of Insurance Premium(s)                                                                                        0.00
Payment of Personal Mortgage Insurance                                                                                 0.00
Other Permitted Withdrawal per the Pooling and Service Agreement                                                       0.00
Payment of Principal and Interest                                                                              2,386,763.29
                                                                                                            ---------------

Total Withdrawals                                                                                              2,437,282.77

Ending Balance                                                                                                   -36,939.14

Prepayment Compensation
Total Gross Prepayment Interest Shortfall                                                                          7,705.31
Compensation for Gross PPIS from Servicing Fees                                                                    7,705.31
Other Gross PPIS Compensation                                                                                          0.00
                                                                                                            ---------------

Total Net PPIS (Non-Supported PPIS)                                                                                    0.00


Master Servicing Fees Paid                                                                                        36,939.14
Sub Servicing Fees Paid                                                                                           13,580.34
Insurance Premium(s) Paid                                                                                              0.00
Personal Mortgage Insurance Fees Paid                                                                                  0.00
Other Fees Paid                                                                                                        0.00
                                                                                                            ---------------

Total Fees                                                                                                        50,519.47

--------------------------------------------------------------------------------
                             Delinquency Information
--------------------------------------------------------------------------------

Group 1

Delinquency                                         30 - 59 Days        60 - 89 Days              90+ Days             Totals
                                                    ------------        ------------              --------             ------
Scheduled Principal Balance                         1,637,781.48           97,432.24            227,933.53       1,963,147.25
Percentage of Total Pool Balance                       2.660864%           0.158296%             0.370318%          3.189478%
Number of Loans                                               18                   1                     1                 20
Percentage of Total Loans                              2.803738%           0.155763%             0.155763%          3.115265%

Foreclosure
Scheduled Principal Balance                                 0.00                0.00                  0.00               0.00
Percentage of Total Pool Balance                       0.000000%           0.000000%             0.000000%          0.000000%
Number of Loans                                                0                   0                     0                  0
Percentage of Total Loans                              0.000000%           0.000000%             0.000000%          0.000000%

Bankruptcy
Scheduled Principal Balance                                 0.00                0.00                  0.00               0.00
Percentage of Total Pool Balance                       0.000000%           0.000000%             0.000000%          0.000000%
Number of Loans                                                0                   0                     0                  0
Percentage of Total Loans                              0.000000%           0.000000%             0.000000%          0.000000%

REO

Scheduled Principal Balance                                 0.00                0.00                  0.00               0.00
Percentage of Total Pool Balance                       0.000000%           0.000000%             0.000000%          0.000000%
Number of Loans                                                0                   0                     0                  0
Percentage of Total Loans                              0.000000%           0.000000%             0.000000%          0.000000%

Book Value of all REO Loans                                                                                              0.00
Percentage of Total Pool Balance                                                                                    0.000000%

Current Realized Losses                                                                                                  0.00
Additional Gains (Recoveries)/Losses                                                                                     0.00
Total Realized Losses                                                                                                    0.00

--------------------------------------------------------------------------------
                  Subordination/Credit Enhancement Information
--------------------------------------------------------------------------------

Protection                                         Original            Current
                                                   --------            -------
Bankruptcy Loss                                        0.00               0.00
Bankruptcy Percentage                             0.000000%          0.000000%
Credit/Fraud Loss                                      0.00               0.00
Credit/Fraud Loss Percentage                      0.000000%          0.000000%
Special Hazard Loss                                    0.00               0.00
Special Hazard Loss Percentage                    0.000000%          0.000000%

Credit Support                                     Original            Current
Class A                                      116,110,278.00      57,196,321.91
Class A Percentage                               95.999999%         92.925471%

Class B1                                       1,814,223.00       1,632,909.17
Class B1 Percentage                               1.500000%          2,652948%

        THE                                          Distribution Date: 3/25/99
      BANK OF
     NEW YORK
101 BARCLAY STREET
NEW YORK, NY  10286

Attn: KELLY SHEAHAN

   212-815-2007

                                    CWMBS INC
                       MORTGAGE PASS THROUGH CERTIFICATES
                                  SERIES 1996-N
                   RESIDENTIAL ASSET SECURITIZATION TRUST A-10

Credit Support                                    Original            Current
                                                  --------            -------
Class B2                                      1,209,482.00       1,088,606.12
Class B2 Percentage                              1.000000%          1.768632%

Class B3                                        725,689.00         653,163.49
Class B3 Percentage                              0.600000%          1.061179%

Class B4                                        362,844.00         326,581.29
Class B4 Percentage                              0.299999%          0.530589%

Class B5                                        241,896.00         217,720.86
Class B5 Percentage                              0.200000%          0.353726%

Class B6                                        483,795.19         435,444.60
Class B6 Percentage                              0.400002%          0.707456%

PROSPECTUS
MARCH 26, 1999

                         DLJ MORTGAGE ACCEPTANCE CORP.
                                   DEPOSITOR

                       MORTGAGE PASS-THROUGH CERTIFICATES
                             MORTGAGE-BACKED NOTES
                              (ISSUABLE IN SERIES)

     This Prospectus relates to Mortgage Pass-Through Certificates (the 'Certificates') and Mortgage-Backed Notes (the 'Notes', and together with the Certificates, the 'Securities') which may be sold from time to time under this Prospectus and related Prospectus Supplement in one or more series (each a 'Series') by DLJ Mortgage Acceptance Corp. (the 'Depositor'). Capitalized terms not otherwise defined herein have the meanings specified in the Glossary attached hereto.

     Each Certificate of a Series will evidence a beneficial ownership interest in a related trust (a 'Trust Fund'), the assets of which have been deposited by the Depositor pursuant to a Pooling and Servicing Agreement executed by the Depositor, the Trustee and the Master Servicer for such Series specified in the related Prospectus Supplement. Each Note of a Series will represent indebtedness of a Trust Fund, the assets of which have been deposited by the Depositor pursuant to a Sale and Servicing Agreement executed by the Depositor, the Trustee and the Master Servicer or pursuant to an Indenture executed by the Issuer and the Trustee for such Series specified in the related Prospectus Supplement. The Trust Fund will consist of Mortgage Assets, which may include Mortgage Loans or participation interests therein, Manufactured Home Loans or participation interests therein, Agency Securities, Private Mortgage-Backed Securities or any combination of the foregoing and other assets, including any insurance policies, reserve funds or other forms of credit support specified in the related Prospectus Supplement. Manufactured Home Loans and the Mortgage Loans in the Trust Fund for a Series will have been originated by various financial institutions and other entities engaged generally in the business of originating and/or servicing housing loans and will have been acquired by the Depositor from one or more Sellers on or prior to the Closing Date. Some of the Mortgage Loans or Manufactured Home Loans may have been originated by an affiliate of the Depositor. The Mortgage Loans and the Manufactured Home Loans may include (without limitation) fixed rate or adjustable rate Conventional Loans, FHA Loans or VA Loans and may provide for graduated equity, graduated payment, balloon payment, 'buy-down' or other payment features, and may call for payments from the obligors other than monthly, as specified in the related Prospectus Supplement, Mortgage Loans underlying or comprising the Mortgage Assets will be secured by property consisting of single family (one-to-four family) attached or detached residential housing or multifamily residential rental properties or cooperatively owned properties consisting of five or more attached or detached dwelling units. Mortgage Loans that are Cooperative Loans will be secured by assignments of shares and a proprietary lease or occupancy agreement on a cooperative apartment. Manufactured Home Loans underlying or comprising the Mortgage Assets will be secured by property consisting of a Manufactured Home. See 'The Trust Funds' herein. Manufactured Home Loans and the Mortgage Loans (or participation interests therein) will be serviced by various servicers under the supervision of the Master Servicer or by the Master Servicer directly as specified in the related Prospectus Supplement. The Master Servicer's and any Servicer's obligations will be limited to its contractual, supervisory and/or servicing obligations and such other obligations as are specified in the related Prospectus Supplement. See 'Servicing of Loans' herein.

                                                  (cover continued on next page)

     FOR A DISCUSSION OF SIGNIFICANT MATTERS AFFECTING INVESTMENT IN THE SECURITIES, SEE 'RISK FACTORS,' WHICH BEGINS ON PAGE 9.
                            ------------------------

     PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE SECURITIES. THE SECURITIES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE MASTER SERVICER OR ANY OF THEIR AFFILIATES. NEITHER THE SECURITIES NOR THE UNDERLYING MORTGAGE LOANS OR MORTGAGE SECURITIES WILL BE GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE DEPOSITOR, THE MASTER SERVICER OR ANY OF THEIR AFFILIATES.
                            ------------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     Securities of a Series offered hereby and by the related Prospectus Supplement may be made through one or more different methods, including offerings through Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Depositor, as more fully described herein and in the related Prospectus Supplement. See 'Plan of Distribution' herein.

     The Securities are offered when, as and if delivered to and accepted by the Underwriters subject to prior sale, withdrawal or modification of the offer without notice, the approval of counsel and other conditions. Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of the securities offered hereby unless accompanied by a Prospectus Supplement.

                          DONALDSON, LUFKIN & JENRETTE
                               SECURITIES CORPORATION

(cover continued)

     Each Series of Securities will consist of one or more Classes, and any Class may include subclasses. If a Series includes multiple Classes, such Classes may vary with respect to the amount, percentage and timing of distributions of principal, interest or both and one or more Classes may be subordinated to other Classes with respect to distributions of principal, interest or both as described herein and in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Mortgage Assets held under the related Agreement may be divided into one or more Asset Groups and the Securities of each separate Class will evidence beneficial ownership of each corresponding Asset Group. See 'Description of the Securities' herein.

     Distribution of principal and interest of the Securities of each Series will be made on each Distribution Date for a Series. The rate of reduction of the aggregate principal balance of each Class of a Series will depend principally upon the rate of payment (including prepayments) with respect to the Loans comprising or underlying the Mortgage Assets. A rate of prepayment lower or higher than anticipated may affect yield on the Securities of a Series in the manner described herein and in the related Prospectus Supplement. Under certain limited circumstances described herein and in the related Prospectus Supplement, the Mortgage Assets may be purchased by the entity specified in the related Prospectus Supplement and the related Trust Fund terminated prior to the maturity of the Mortgage Assets or the Final Scheduled Distribution Date of the Securities of the related Series. See 'Description of the Securities' and 'Yield, Prepayment and Maturity Considerations' herein.

     The Depositor's only obligations with respect to any Series will be pursuant to certain representations and warranties, if any, set forth in the related Agreement as described herein or in the related Prospectus Supplement. See 'The Agreements' herein.

     If specified in the related Prospectus Supplement, one or more separate elections may be made to treat the Trust Fund for a Series of Certificates as a 'Real Estate Mortgage Investment Conduit' (a 'REMIC') for federal income tax purposes. See 'Certain Federal Income Tax Considerations' herein.

                            ------------------------

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND ANY PROSPECTUS SUPPLEMENT WITH RESPECT HERETO AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS AND ANY PROSPECTUS SUPPLEMENT WITH RESPECT HERETO DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SECURITIES OFFERED HEREBY AND THEREBY OR AN OFFER OF SUCH SECURITIES TO ANY PERSON IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER WOULD BE UNLAWFUL. THE DELIVERY OF THIS PROSPECTUS AT ANY TIME DOES NOT IMPLY THAT INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

     UNTIL 90 DAYS AFTER THE DATE OF EACH PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE SECURITIES OFFERED HEREBY, WHETHER OR NOT PARTICIPATING IN THE DISTRIBUTION THEREOF, MAY BE REQUIRED TO DELIVER THIS PROSPECTUS AND THE RELATED PROSPECTUS SUPPLEMENT. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                             ADDITIONAL INFORMATION

     The Depositor has filed with the Securities and Exchange Commission (the 'Commission') a Registration Statement under the Securities Act of 1933, as amended, with respect to the Securities. This Prospectus, which forms a part of the Registration Statement, omits certain information contained in such Registration Statement pursuant to the Rules and Regulations of the Commission. The Registration Statement and the exhibits thereto can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at certain of its Regional Offices located as follows: Chicago Regional Office, 500 West Madison Street, 14th Floor, Chicago, Illinois 60661; and New York Regional Office, Seven World Trade Center, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates and electronically through the Commission's Electronic Data Gathering, Analysis and Retrieval System at the Commission's website (http://www.sec.gov).

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


                           REPORTS TO SECURITYHOLDERS

     Periodic and annual reports concerning the related Trust Fund are required under the related Agreement to be forwarded to Securityholders. With respect to each Series of Certificates or Notes, Securityholders will be referred to as the 'Certificateholders' or the 'Noteholders', respectively. Unless otherwise specified in the related Prospectus Supplement, such reports will not be examined and reported on by an independent public accountant. See 'The Agreements -- Reports to Securityholders' herein.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     All documents subsequently filed by the Depositor on behalf of the Trust Fund referred to in the accompanying Prospectus Supplement with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), after the date of such Prospectus Supplement and prior to the termination of any offering of the Securities issued by such Trust Fund shall be deemed to be incorporated by reference in this Prospectus and to be a part of this Prospectus from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein (or in the accompanying Prospectus Supplement) or in any other subsequently filed document which also is or is deemed to be incorporated by reference modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed, except as modified or superseded, to constitute a part of this Prospectus.

     The Depositor on behalf of any Trust Fund will provide without charge to each person to whom this Prospectus is delivered, on the written or oral request of such person, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this Prospectus (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this Prospectus incorporates). Such requests should be directed to: DLJ Mortgage Acceptance Corp., 277 Park Avenue, 9th Floor, New York, New York 10172,
Attention: Paul Najarian.

                             SUMMARY OF PROSPECTUS

     The following is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and in the Prospectus Supplement with respect to the Series offered thereby and to the terms and provisions of the related Agreement executed by the Depositor, the Master Servicer and the Trustee as specified in the related Prospectus Supplement. All capitalized terms not otherwise defined in this Prospectus or the related Prospectus Supplement for a Series have the respective meanings assigned to them in the Glossary attached hereto.

SECURITIES OFFERED...............  The Mortgage Pass-Through Certificates (the 'Certificates') or the Mort-
                                   gage-Backed Notes (the 'Notes', and together with the Certificates, the
                                   'Securities') are issuable from time to time in separate Series pursuant to separate Pooling and Servicing Agreements or separate Indentures, respec-
                                   tively. Each Certificate of a Series will evidence a beneficial ownership interest in, and each Note of a Series will represent indebtedness of the related Trust Fund for such Series, or in an Asset Group specified in the related Prospectus Supplement.
                                   The Certificates of a Series will evidence interests in, and the Notes of a
                                   Series will represent indebtedness of the related Trust Fund only and will not be guaranteed by any governmental agency, by the Depositor, the Trustee, the
                                   Master Servicer or by any of their respective affiliates, or unless otherwise specified in the related Prospectus Supplement, by any other person or entity.
                                   See 'Risk Factors' and 'Credit Support' herein.
                                   Each Series of Securities will consist of one or more Classes. If a Series consists of multiple Classes, the respective Classes may differ with respect to the amount, percentage and timing of distributions of principal, interest or both. Additionally, one or more Classes may consist of Subordinate
                                   Securities which are subordinated to other Classes of Securities with respect to the right to receive distributions of principal, interest, or both under the circumstances and in such amounts as described herein and in the related
                                   Prospectus Supplement. With respect to any Series of Notes, the related Equity
                                   Certificates, insofar as they represent the beneficial ownership interest in the Issuer, will be subordinate to the related Notes. Unless otherwise specified in the related Prospectus Supplement, any Class of Securities of a
                                   Series will be offered hereby and by such Prospectus Supplement only if rated by at least one Rating Agency in one of its four highest rating categories.
                                   See 'Description of the Securities -- General,' 'Credit Support --
                                   Subordinated Securities' and 'Risk Factors' herein.
DEPOSITOR........................  DLJ Mortgage Acceptance Corp., a Delaware corporation (the 'Depositor'), is a limited purpose corporation organized primarily for the purpose of investing in the Mortgage Assets for each Trust Fund. All of the outstanding capital stock of the Depositor is owned by Donaldson, Lufkin & Jenrette, Inc. See 'The
                                   Depositor.'
MASTER SERVICER..................  The entity named as Master Servicer in the related Prospectus Supplement. See
                                   'The Agreements.'
ISSUER...........................  With respect to each Series of Notes, the issuer (the 'Issuer') will be the
                                   Depositor or an owner trust established by it for the purpose of issuing such
                                   Series of Notes. Each such owner trust will be created pursuant to a trust agreement (the 'Owner Trust Agreement') between the Depositor, acting as depositor and the owner trustee (the 'Owner Trustee'). Each Series of Notes will represent indebtedness of the Issuer and will be issued pursuant to an indenture (the 'Indenture') between the Issuer and the Trustee whereby the

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



                                   Issuer will pledge the Trust Fund to secure the Notes under the lien of the
                                   Indenture. As to each Series of Notes where the Issuer is an owner trust, the ownership of the Trust Fund will be evidenced by certificates (the 'Equity
                                   Certificates') issued under the Owner Trust Agreement. The Notes will represent nonrecourse obligations solely of the Issuer, and the proceeds of the Trust Fund will be the sole source of payments on the Notes, except as described herein under 'Credit Support' and in the related Prospectus
                                   Supplement.
TRUSTEES.........................  The Trustee or Indenture Trustee (each, the 'Trustee') with respect to each
                                   Series of Certificates and each Series of Notes, respectively, will be specified in the related Prospectus Supplement. The Owner Trustee with respect to each Series of Notes will be specified in the related Prospectus
                                   Supplement.
INTEREST DISTRIBUTIONS...........  Interest Distributions on the Securities of a Series will be made from amounts available therefor in the related Certificate Account on each Distribution
                                   Date at the applicable security interest rate (a 'Security Interest Rate')
                                   specified in (or, with respect to Floating Interest Securities, determined in the manner set forth in) the related Prospectus Supplement. The Security
                                   Interest Rate of each Security offered hereby will be stated in the related
                                   Prospectus Supplement as the 'Pass-Through Rate' with respect to a Series of a single Class of Certificates, the 'Certificate Rate' with respect to a
                                   Multiple Class Series of Certificates and the 'Note Interest Rate' with respect to any Series of Notes. The Security Interest Rate on Securities of a
                                   Series may be variable and change with changes in the mortgage rate or pass-through rates of the Mortgage Assets included in the related Trust Fund and/or as prepayments occur with respect to such Mortgage Assets.
                                   Principal Weighted Securities may not be entitled to receive any interest distributions or may be entitled to receive only nominal interest distributions.
                                   Compound Interest Securities will not receive distributions of interest but interest accruing with respect to the principal balance of such compound
                                   Interest Securities will be added to such principal balance on each
                                   Distribution Date until the Accrual Termination Date. Following the Accrual
                                   Termination Date, interest distributions with respect to such Compound
                                   Interest Securities will be made on the basis of their Compound Value.
                                   A Multiple Class Series may include one or more Classes of Floating Interest
                                   Securities. With respect to any such Class of Floating Interest Securities, the related Prospectus Supplement will set forth: (a) the initial Floating
                                   Rate (or manner of determining the initial Floating Rate); (b) the method by which the Floating Rate will be determined from time to time; (c) the periodic intervals at which such determination will be made; and (d) the Maximum
                                   Floating Rate and the Minimum Floating Rate, if any. See 'Description of the
                                   Securities' and 'Yield, Prepayment and Maturity Considerations' herein.
PRINCIPAL DISTRIBUTIONS..........  Principal distributions on the Securities of a Series will be made from amounts available therefor in the related Certificate Account on each
                                   Distribution Date in an aggregate amount determined as specified in the related Prospectus Supplement. Principal distributions will be allocated among the respective Classes of a Series in the manner and in the priority set forth in the related Prospectus Supplement.

                                   Interest Weighted Securities may not be entitled to any principal distribu-
                                   tions or may be entitled to receive only nominal principal distributions.
                                   See 'Description of the Securities' and 'Yield, Prepayment and Maturity
                                   Considerations' herein.
FUNDING ACCOUNT..................  If so specified in the related Prospectus Supplement, a portion of the proceeds of the sale of one or more Classes of Securities of a Series or a portion of collections on the Loans in respect of principal may be deposited in a segregated account to be applied to acquire additional Loans, subject to the limitations set forth herein under 'Description of the Securities --
                                   Funding Account.' Monies on deposit in the Funding Account and not applied to acquire such additional Loans within the time set forth in the related
                                   Agreement or other applicable agreement may be treated as principal and applied in the manner described in the related Prospectus Supplement.
OPTIONAL TERMINATION.............  If so specified in the related Prospectus Supplement, the Depositor, the
                                   Master Servicer, or such other entity that is specified in the related
                                   Prospectus Supplement, may, at its option, cause an early termination of the related Trust Fund by repurchasing all of the Mortgage Assets remaining in the
                                   Trust Fund on or after a specified date, or on or after such time as the aggregate unpaid principal balance of the Mortgage Assets is less than the percentage specified in the related Prospectus Supplement. See 'Description of the Securities -- Optional Termination.'
THE TRUST FUND...................  The Trust Fund for a Series will consist of Private Mortgage-Backed
                                   Securities, Agency Securities, Mortgage Loans or participation interests therein, Manufactured Home Loans or participation interests therein, or any combination of the foregoing (the 'Mortgage Assets'), together with certain accounts, reserve funds, insurance policies and related agreements specified in the related Prospectus Supplement. (Mortgage Loans and Manufactured Home
                                   Loans are referred to herein as 'Loans.') If so specified in the related
                                   Prospectus Supplement, the Mortgage Assets may be divided into Asset Groups and the Securities of separate Classes will evidence beneficial interests of a corresponding Asset Group. The Trust Fund for a Series will also include the
                                   Collection Account, the Certificate Account, and may include certain policies of insurance relating to the Mortgage Assets, and various forms of credit support, all as specified in the related Prospectus. See 'The Trust
                                   Funds -- Collection Account and Certificate Account' and 'Credit Support' and
                                   'Description of Mortgage and Other Insurance' herein.
CREDIT SUPPORT...................  Credit support in the form of reserve funds, subordination, overcollateraliza-
                                   tion, insurance policies, letters of credit or other types of credit support may be provided with respect to the Mortgage Assets or with respect to one or more Classes of Securities of a Series. If the Mortgage Assets are divided into separate Asset Groups, the beneficial ownership of which is evidenced by a separate Class or Classes of a Series, credit support may be provided by a cross-support feature which requires that distributions be made with respect to Securities evidencing beneficial ownership of one Asset Group prior to distributions to Subordinate Securities evidencing a beneficial ownership interest in another Asset Group within the Trust Fund. With respect to any
                                   Series of Notes, the related Equity Certificates, insofar as they represent the beneficial ownership interest in the Issuer, will be subordinate to the related Notes.

                                   The type, characteristics and amount of credit support will be determined based on the characteristics of the Loans underlying or comprising the
                                   Mortgage Assets and other factors and will be established on the basis of requirements of each Rating Agency rating the Securities of such Series. The protection against losses provided by such credit support will be limited. See
                                   'Credit Support' and 'Risk Factors' herein.
SERVICING OF LOANS...............  The Master Servicer identified in the related Prospectus Supplement will service the Loans directly or administer and supervise the performance by
                                   Servicers of their duties and responsibilities under separate servicing agreements (the 'Sub-Servicing Agreements') entered into between the Master
                                   Servicer and such Servicers. Unless otherwise specified in the related
                                   Prospectus Supplement, the Master Servicer and each Servicer must be approved by either FNMA or FHLMC as a seller/servicer of Mortgage Loans and, in the case of FHA Loans, approved by HUD as an FHA mortgagee. Each Servicer will be obligated under its Sub-Servicing Agreement to perform customary servicing functions. Advances with respect to delinquent payments of principal or interest on a Loan will be made by the Master Servicer or the Servicers only to the extent described in the related Prospectus Supplement. Such advances will be intended to provide liquidity only and, unless otherwise specified in the related Prospectus Supplement, will be reimbursable to the Master Servicer or the Servicer, as the case may be, from scheduled payments of principal and interest, late collections, or from the proceeds of liquidation of the related
                                   Loans, from other recoveries relating to such Loans (including any insurance proceeds or payments from other forms of credit support). See 'Servicing of
                                   Loans.'
FEDERAL INCOME TAX
  CONSIDERATIONS.................  If an election is made for treatment of the Trust Fund as a REMIC or as REMICs under the Internal Revenue Code of 1986 (the 'Code'), one or more Classes of
                                   Certificates will be REMIC 'Regular Interests' and one Class will be REMIC
                                   'Residual Interests' in the related REMIC. If a REMIC election will not be made for a Trust Fund, the federal income consequences of the purchase, ownership and disposition of the related Certificates will be set forth in the related Prospectus Supplement. Each Series of Notes offered hereby will represent indebtedness of the related Trust Fund.
                                   Investors are advised to consult their tax advisors and to review 'Certain
                                   Federal Income Tax Considerations' herein and in the related Prospectus
                                   Supplement. See 'Certain Federal Income Tax Considerations.'
ERISA CONSIDERATIONS.............  A fiduciary of any employee benefit plan subject to the Employee Retirement
                                   Income Security Act of 1974, as amended ('ERISA'), or the Code should carefully review with its own legal advisors whether the purchase or holding of Securities could give rise to a transaction prohibited or otherwise impermissible under ERISA or the Code. See 'ERISA Considerations.'
LEGAL INVESTMENT.................  At the date of issuance, as to each Series, it will be a requirement for issuance of any Series that the Securities offered by this Prospectus and such
                                   Prospectus Supplement be rated by at least one Rating Agency in one of its four highest applicable rating categories. The rating or ratings applicable to
                                   Securities of each Series offered hereby and by the related Prospectus
                                   Supplement will be as set forth in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, Securities of each

                                   Series offered by this Prospectus and such Prospectus Supplement will constitute 'mortgage related securities' under the Secondary Mortgage Market
                                   Enhancement Act of 1984 ('SMMEA') so long as they are rated by at least one
                                   Rating Agency in one of its two highest categories and, as such, will be legal investments for certain types of institutional investors to the extent provided in SMMEA, subject, in any case, to any other regulations which may govern investments by such institutional investors. Any Class of Securities that represents an interest in a Trust Fund that includes junior mortgage loans will not constitute 'mortgage related securities' for purposes of SMMEA.
                                   See 'Legal Investment.'
USE OF PROCEEDS..................  The Depositor will use the net proceeds from the sale of each Series for one or more of the following purposes: (i) to purchase the related Mortgage
                                   Assets, (ii) to repay indebtedness which has been incurred to obtain funds to acquire such Mortgage Assets, (iii) to establish any reserve funds described in the related Prospectus Supplement and (iv) to pay costs of structuring, guaranteeing and issuing such Securities. If so specified in the related
                                   Prospectus Supplement, the purchase of the Mortgage Assets for a Series may be effected by an exchange of Securities with the Depositor of such Mortgage
                                   Assets. See 'Use of Proceeds.'

                                  RISK FACTORS

     Investors should consider, among other things, the following factors in connection with an investment in the Securities.

LIMITED LIQUIDITY

     There can be no assurance that a secondary market for the Securities of any Series will develop or, if it does develop, that it will provide Securityholders with a sufficient level of liquidity or will continue for the life of the Securities. Donaldson, Lufkin & Jenrette Securities Corporation (or one or more of its affiliates) intends to make a secondary market in the Securities, but has no obligation to do so. In addition, the market value of Securities of each Series will fluctuate with changes in prevailing rates of interest. Consequently, sale of the Securities by a Holder in any secondary market which may develop may be at a discount from par value or from their purchase price. Securityholders have no optional redemption rights. The Securities will not be listed on any securities exchange.

YIELD, PREPAYMENT AND MATURITY

     The rate at which prepayments (which include both voluntary prepayments by the obligors on the Loans and liquidations due to defaults and foreclosures) occur on the Loans underlying or comprising the Mortgage Assets for a Series will be affected by a variety of factors, including, without limitation, the level of prevailing mortgage market interest rates and economic, demographic, tax, social, legal and other factors. Prepayments on the Loans comprising or underlying the Mortgage Assets for a Series generally will result in a faster rate of distributions of principal on the Securities. Thus, the prepayment experience on the Loans comprising or underlying the Mortgage Assets will affect the average life and yield to investors of each Class and the extent to which each such Class is paid prior to its Final Scheduled Distribution Date. A Series may include an Interest Weighted Class offered at a significant premium or a Principal Weighted Class offered at a substantial discount. Yields on such Classes of Securities will be extremely sensitive to prepayments on the Loans comprising or underlying the Mortgage Assets for such Series. In general, if a Security, including a Security of an Interest Weighted Class, is purchased at a premium and principal distributions on the Loans occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity could be significantly lower than that assumed at the time of purchase. Where the amount of interest allocated with respect to an Interest Weighted Class is extremely disproportionate to principal, a Securityholder of such Class could, under some such prepayment scenarios, fail to recoup its original investment. Conversely, if a Security, including a Security of a Principal Weighted Class, is purchased at a discount and principal distributions thereon occur at a rate slower than assumed at the time of purchase, the investor's actual yield to maturity could be significantly lower than that originally anticipated. Any rating assigned to the Securities by a Rating Agency will reflect only such Rating Agency's assessment of the likelihood that timely distributions will be made with respect to such Securities in accordance with the related Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the Loans underlying or comprising the Mortgage Assets will be made by borrowers or of the degree to which the rate of such prepayments might differ from that originally anticipated. As a result, such rating will not address the possibility that prepayment rates higher or lower than anticipated by an investor may cause such investor to experience a lower than anticipated yield, or that an investor purchasing an Interest Weighted Security at a significant premium might fail to recoup its initial investment. See 'Yield, Prepayment and Maturity Considerations.'

CREDIT SUPPORT LIMITATIONS

     The amount, type and nature of insurance policies, subordination, overcollateralization, Financial Guarantee Insurance, letters of credit and other credit support, if any, required with respect to a Series will be determined on the basis of criteria established by each Rating Agency rating such Series. Such criteria are necessarily based upon an actuarial analysis of the behavior of Loans in a larger group. Such actuarial analysis is the basis upon which each Rating Agency determines (a) required amounts and types of pool insurance, special hazard insurance, reserve funds, subordination, overcollateralization or other credit support and (b) limits on the number and amount of Loans which have various special payment characteristics, have various Loan-to-Value Ratios and/or were made for various purposes (e.g., primary residence, second home, refinancing). There can be

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


no assurance that the historical data supporting such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of housing loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of Loans.

     In addition, if distributions in reduction of the principal balance of Securities of a Multiple Class Series are made in order of the respective Final Scheduled Distribution Dates of the Class, any limits with respect to the aggregate amount of losses covered by credit support may be exhausted before the principal of the later-maturing Classes has been repaid. As a result, the impact of significant losses on the Mortgage Loans may bear primarily upon the Securities of the later-maturing Classes.

     The Prospectus Supplement for a Series will describe any reserve funds, insurance policies, letter of credit or other third-party credit support relating to the Mortgage Assets or to the Securities of such Series. Use of such reserve funds and payments under such insurance policies, letter of credit or other third-party credit support will be subject to the conditions and limitations described herein and in the related Prospectus Supplement. Moreover, such reserve funds, insurance policies, letter of credit or other credit support will not cover all potential losses or risks. The obligations of the issuers of any credit support such as a pool insurance policy, special hazard insurance policy, bankruptcy bond, letter of credit, Financial Guarantee Insurance, repurchase bond or other third-party credit support will not be guaranteed or insured by the United States, or by any agency or instrumentality thereof. A Series of Securities may include a Class or multiple Classes of Subordinate Securities to the extent described in the related Prospectus Supplement. Although such subordination is intended to reduce the risk of delinquent distributions or ultimate losses to Holders of Senior Securities, the Subordinated Amount will be limited and will decline under certain circumstances and the related Subordination Reserve Fund, if any, could be depleted in certain circumstances. See 'Description of the Securities,' 'The Trust Funds' and 'Credit Support.'

CERTAIN LOANS AND MORTGAGED PROPERTY

     Reliable prepayment, loss and foreclosure statistics relating to certain types of Loans may not be available for a Series. Such Loans may be underwritten on the basis of an assessment that the borrower will have the ability to make payments in higher amounts in later years and, in the case of Loans with adjustable mortgage rates, after relatively short periods of time. See 'Loan Underwriting Procedures and Standards' and 'Credit Support.' Other loans may be underwritten principally on the basis of the initial Loan-to-Value Ratio of the Loans. To the extent losses on Loans exceed the amount of credit support, the Trust Fund may experience a loss. Furthermore, Multifamily Loans, Manufactured Homes or Cooperative Dwellings may entail risks of loss in the event of delinquency and foreclosure or repossession that are greater than similar risks associated with traditional single-family property. To the extent losses on such Loans exceed levels estimated by the Rating Agency in determining required levels of subordination or other credit support, the Trust Fund may experience a loss. See 'Servicing of Loans -- Maintenance of Insurance Policies and Other Servicing Procedures' and 'Credit Support.'

LIMITED OBLIGATIONS AND ASSETS OF DEPOSITOR

     Unless otherwise set forth in the Prospectus Supplement for a Series of Securities, the Trust Fund for a Series will be the only available source of funds to make distributions on the Securities of such Series. The only obligations of the Depositor with respect to the Securities of any Series will be pursuant to certain representations and warranties, if any, in the related Agreement. See 'The Agreements -- Assignment of Mortgage Assets' herein. The Depositor does not have, and is not expected in the future to have, any significant assets with which to meet any obligation to repurchase Mortgage Assets with respect to which there has been a breach of any representation or warranty. If, for example, the Depositor were required to repurchase a Loan which constitutes a Mortgage Asset, its only sources of funds to make such repurchase would be from funds obtained from the enforcement of a corresponding obligation, if any, on the part of the Seller, the Servicer or the Master Servicer, as the case may be, or from a reserve fund established to provide funds for such repurchases. See 'The Depositor.'

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INABILITY OF TRUSTEE TO LIQUIDATE THE COLLATERAL SECURING THE NOTES

     Although the Trustee or the holders of a majority of the then aggregate outstanding amount of the Notes of a Series may declare the principal amount of all the Notes of such Series to be due and payable immediately if an Event of Default occurs and is continuing under the related Indenture, there is no assurance that the market value of the related collateral will at any time be equal to or greater than the aggregate outstanding amount of the related Notes. Therefore, upon an Event of Default with respect to the related Notes, there can be no assurance that sufficient funds will be available to repay the related Noteholders in full. In addition, the amount of principal required to be distributed to Noteholders under the Indenture is generally limited to amounts available to be deposited in the applicable Certificate Account. Therefore, the failure to pay principal on a class of the related Notes may not result in the occurrence of an Event of Default until the Final Scheduled Distribution Date for such class of Notes.

SUMMARY OF ERISA CONSIDERATIONS

     Generally, ERISA applies to investments made by employee benefit plans and transactions involving the assets of such plans. Due to the complexity of regulations which govern such plans, prospective investors that are subject to ERISA are urged to consult their own counsel regarding consequences under ERISA of acquisition, ownership and disposition of the Securities of any Series. See 'ERISA Considerations' herein and in the related Prospectus Supplement.

CERTAIN FEDERAL TAX CONSIDERATIONS REGARDING REMIC RESIDUAL INTERESTS

     Holders of REMIC Residual Interests will be required to report on their federal income tax returns as ordinary income their pro rata share of the taxable income of the related REMIC regardless of the amount or timing of their receipt of cash payments as described in 'Certain Federal Income Tax Considerations -- Residual Interests in a REMIC.' Accordingly, under certain circumstances, holders of Certificates which constitute REMIC Residual Interests might have taxable income and tax liabilities arising from such investment during a taxable year in excess of the cash received during such period. The requirement that Holders of Residual Interest Certificates report their pro rata share of the taxable income and net loss of the related REMIC will continue until the principal balances of all Classes of Certificates of the related Series have been reduced to zero, even though holders of Residual Interests have received full payment of their stated interest and principal. A portion (or, in certain circumstances, all) of a Residual Interest Certificateholder's share of the related REMIC's taxable income may be treated as 'excess inclusion' income to such holder which (i) except in the case of certain thrift institutions, will not be subject to offset by losses from other activities, (ii) for a tax-exempt Holder, will be treated as unrelated business taxable income and (iii) for a foreign holder, will not qualify for exemption from withholding tax. Individual Holders of Certificates constituting Residual Interests may be limited in their ability to deduct servicing fees and other expenses of the related REMIC. Because of the special tax treatment of REMIC residual interests, the taxable income arising in a given year on a REMIC residual interest will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pre-tax yield. Therefore, the after-tax yield on the Residual Interest Certificates may be negative or significantly less than that of a corporate bond or stripped instrument having similar cash flow characteristics.

                         DESCRIPTION OF THE SECURITIES

GENERAL

     The Securities will be issued in Series. Each Series of Certificates will be issued pursuant to separate Pooling and Servicing Agreements among the Depositor, the Master Servicer and the Trustee for the related Series identified in the related Prospectus Supplement. Each Series of Notes will be issued pursuant to separate Indentures between the related Issuer and the Trustee for the related Series identified in the related Prospectus Supplement. The Trust Fund for each Series of Notes will be created pursuant to an Owner Trust Agreement between the Depositor and the Owner Trustee. The following summaries describe certain provisions common to each Series. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Agreements and the Prospectus Supplement relating to each Series. When

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


particular provisions or terms used in each Agreement are referred to, such provisions or terms shall be as specified in such Agreement.

     Each Series will consist of one or more Classes, one or more of which may consist of Compound Interest Securities, Floating Interest Securities, Interest Weighted Securities or Principal Weighted Securities. A Series may also include one or more Classes of Subordinate Securities. Unless otherwise specified in the related Prospectus Supplement, a Class of Subordinate Securities will be offered hereby or by such Prospectus Supplement only if rated by a Rating Agency in at least its fourth highest applicable rating category. If so specified in the related Prospectus Supplement, the Mortgage Assets in a Trust Fund may be divided into multiple Asset Groups and the Securities of each separate Class will evidence beneficial ownership of, or be secured by, each corresponding Asset Group.

     The Securities for each Series will be issued in fully registered form, in the minimum original principal amount, notional amount or percentage interest specified in the related Prospectus Supplement. The transfer of the Securities may be registered, and the Securities may be exchanged, without the payment of any service charge payable in connection with such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Securities. If specified in the related Prospectus Supplement, one or more Classes of a Series may be available in book-entry form only.

DISTRIBUTIONS ON THE SECURITIES

     General. Commencing on the date specified in the related Prospectus Supplement, distributions of principal and interest on the Securities will be made on each Distribution Date to the extent of the 'Available Distribution Amount' as set forth in the related Prospectus Supplement.

     Distributions of interest on Securities which receive interest will be made periodically at the intervals and at the Security Interest Rate specified or, with respect to Floating Interest Securities, determined in the manner described in the related Prospectus Supplement. Interest on the Securities will be calculated on the basis of a 360-day year consisting of twelve 30-day months unless otherwise specified in the related Prospectus Supplement.

     Distributions of principal of and interest on Securities of a Series will be made by check mailed to Securityholders of such Series registered as such on the close of business on the record date specified in the related Prospectus Supplement at their addresses appearing on the security register (the 'Security Register'), except that (a) distributions may be made by wire transfer in certain circumstances described in the related Prospectus Supplement and (b) the final distribution in retirement of a Security will be made only upon presentation and surrender of such Security at the corporate trust office of the Trustee for such Series or such other office of the Trustee as specified in the Prospectus Supplement. If specified in the related Prospectus Supplement, the Securities of a Series or certain Classes of a Series may be available only in book-entry form. See 'Book-Entry Registration' herein. With respect to each Series of Certificates or Notes, the Security Register will be referred to as the 'Certificate Register' or 'Note Register,' respectively.

     With respect to reports to be furnished to Securityholders concerning a distribution, see 'The Agreements -- Reports to Securityholders.'

     Single Class Series. With respect to a Series other than a Multiple Class Series, distributions on the Securities on each Distribution Date will generally be allocated to each Security entitled thereto on the basis of the undivided percentage interest (the 'Percentage Interest') evidenced by such Security in the Trust Fund or on the basis of their outstanding principal amounts or notional amounts. If the Mortgage Assets for a Series have adjustable or variable interest or pass-through rates, then the Security Interest Rate of the Securities of such Series may also vary, due to changes in such rates and due to prepayments with respect to Loans comprising or underlying the related Mortgage Assets. If the Mortgage Assets for a Series have fixed interest or pass-through rates, then the Security Interest Rate on the Securities of the related Series may be fixed, or may vary, to the extent prepayments cause changes in the weighted average interest rate or pass-through rate of the Mortgage Assets. If the Mortgage Assets have lifetime or periodic adjustment caps on their respective pass-through rates, then the Security Interest Rate on the Securities of the related Series may also reflect such caps.

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     Multiple Class Series. Each Security of a Multiple Class Series will have a principal amount or a notional amount and a specified Security Interest Rate (which may be zero). Interest distributions on a Multiple Class Series will be made on each Security entitled to an interest distribution on each Distribution Date at the Security Interest Rate specified or, with respect to Floating Interest Securities, determined as described in the related Prospectus Supplement, to the extent funds are available in the Certificate Account, subject to any subordination of the rights of any Subordinate Securities to receive current distributions. See 'Subordinate Securities' below and 'Credit Support.'

     Interest on all Securities of a Multiple Class Series currently entitled to receive interest will be distributed on the Distribution Date specified in the related Prospectus Supplement, to the extent funds are available in the Certificate Account, subject to any subordination of the rights of any Subordinate Class to receive current distributions. See 'Subordinate Securities' below and 'Credit Support.' Distributions of interest on a Class of Compound Interest Securities will commence only after the related Accrual Termination Date specified in the related Prospectus Supplement. On each Distribution Date prior to and including the Accrual Termination Date, interest on such Class of Compound Interest Securities will accrue and the amount of interest accrued on such Distribution Date will be added to the principal balance thereof on the related Distribution Date. On each Distribution Date after the Accrual Termination Date, interest distributions will be made on Classes of Compound Interest Securities on the basis of the current Compound Value of such Class. The Compound Value of a Class of Compound Interest Securities equals the initial aggregate principal balance of the Class, plus accrued and undistributed interest added to such Class through the immediately preceding Distribution Date, less any principal distributions previously made in reduction of the aggregate outstanding principal balance of such Class.

     To the extent provided in the related Prospectus Supplement, the Securities of a Multiple Class Series may include one or more Classes of Floating Interest Securities. The Security Interest Rate of a Floating Interest Security will be a variable or adjustable rate, subject to a Maximum Floating Rate, Minimum Floating Rate, or both. For each Class of Floating Interest Securities, the related Prospectus Supplement will set forth the initial Floating Rate (or the method of determining it), the Floating Interest Period, and the formula, index, or other method by which the Floating Rate for each Floating Interest Period will be determined.

     If so specified in the related Prospectus Supplement, a Series may include one or more Classes of Interest Weighted Securities, Principal Weighted Securities, or both. Unless otherwise specified in the Prospectus Supplement, payments received from the Mortgage Assets will be allocated on the basis of the Percentage Interest of each Class in the principal component of such distributions, the interest component of such distributions, or both, and will be further allocated on a pro rata basis among the Securities within each Class. The method or formula for determining the Percentage Interest of a Security will be set forth in the related Prospectus Supplement.

     In the case of a Multiple Class Series, the timing, sequential order, priority of payment or amount of distributions in respect of principal, and any schedule or formula or other provisions applicable to the determination thereof of each Class of Securities shall be as set forth in the related Prospectus Supplement. A Multiple Class Series may contain two or more classes of Securities as to which distributions of principal or interest or both on any class may be made upon the occurrence of specified events, in accordance with a schedule or formula (including 'planned amortization classes' and 'targeted amortization classes'), or on the basis of collections from designated portions of the Trust Fund.

     Subordinate Securities. One or more Classes of a Series may consist of Subordinate Securities. Subordinate Securities may be included in a Series to provide credit support as described herein under 'Credit Support' in lieu of or in addition to other forms of credit support. The extent of subordination of a Class of Subordinate Securities may be limited as described in the related Prospectus Supplement. See 'Credit Support.' If the Mortgage Assets are divided into separate Asset Groups, beneficial ownership of which is evidenced by separate Classes of a Series, credit support may be provided by a cross-support feature which requires that distributions be made to Senior Securities evidencing beneficial ownership of one Asset Group prior to making distributions on Subordinate Securities evidencing a beneficial ownership interest in another Asset Group within the Trust Fund. Subordinate Securities will not be offered hereby or by such related Prospectus Supplement unless they are rated in one of the four highest rating categories by at least one Rating Agency. With respect to any Series of Notes, the Equity Certificates, insofar as they represent the beneficial ownership interest in the Issuer, will be subordinate to the related Notes.

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FUNDING ACCOUNT

     If so specified in the related Prospectus Supplement, the related Agreement may provide for the transfer by the Seller of additional Loans to the related Trust Fund after the Closing Date. Such additional Loans will be required to conform to the requirements set forth in the related Agreement or other agreement providing for such transfer. As specified in the related Prospectus Supplement, such transfer may be funded by the establishment of a Funding Account (a 'Funding Account'). If a Funding Account is established, all or a portion of the proceeds of the sale of one or more Classes of Securities of the related Series or a portion of collections on the Loans in respect of principal will be deposited in such account to be released as additional Loans are transferred. Unless otherwise specified in the related Prospectus Supplement, all amounts deposited in a Funding Account will be required to be invested in Eligible Investments and the amount held therein shall at no time exceed 25% of the aggregate outstanding principal balance of the Securities. Unless otherwise specified in the related Prospectus Supplement, the related Agreement or other agreement providing for the transfer of additional Loans will provide that all such transfers must be made within 3 months after the Closing Date, and that amounts set aside to fund such transfers (whether in a Funding Account or otherwise) and not so applied within the required period of time will be deemed to be principal prepayments and applied in the manner set forth in such Prospectus Supplement. A Funding Account can affect the application of the requirements under ERISA. See 'ERISA Considerations.'

OPTIONAL TERMINATION

     If so specified in the related Prospectus Supplement for a Series, the Depositor, the Master Servicer, or another entity designated in the related Prospectus Supplement may, at its option, cause an early termination of a Trust Fund by repurchasing all of the Mortgage Assets from such Trust Fund on or after a date specified in the related Prospectus Supplement, or on or after such time as the aggregate outstanding principal amount of the Mortgage Assets is less than a specified percentage of their initial aggregate principal amount. In the case of a Trust Fund for which a REMIC election or elections have been made, the Trustee shall receive a satisfactory opinion of counsel that the repurchase price will not jeopardize the REMIC status of the REMIC or REMICs and that the optional termination will be conducted so as to constitute a 'qualified liquidation' under Section 860F of the Code. See 'The
Agreements -- Termination.'

BOOK-ENTRY REGISTRATION

     If so specified in the related Prospectus Supplement, the Securities will be issued in book-entry form in the minimum denominations specified in such Prospectus Supplement and integral multiples thereof, and each Class will be represented by a single Security registered in the name of the nominee of the depository, The Depository Trust Company ('DTC'), a limited-purpose trust company organized under the laws of the State of New York. If so specified in the related Prospectus Supplement, no person acquiring an interest in the Securities (a 'Securityowner') will be entitled to receive a Security issued in fully registered, certificated form (a 'Definitive Security') representing such person's interest in the Securities except in the event that the book-entry system for the Securities is discontinued (as described below). Unless and until Definitive Securities are issued, it is anticipated that the only Securityholder of the Securities will be Cede & Co., as nominee of DTC. Securityowners will not be registered 'Securityholders' or registered 'Holders' under the related Agreement, and Securityowners will only be permitted to exercise the rights of Securityholders indirectly through DTC Participants. With respect to each Series of Certificates or Notes, Securityowners and Securityholders will be referred to as 'Certificateowners' and 'Certificateholders' or 'Noteowners' and 'Noteholders', respectively.

     DTC was created to hold securities for its participating organizations ('Participants') and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in accounts of its Participants. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to entities that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ('Indirect Participants').

     Securityowners that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of Securities may do so only though Participants and Indirect Participants. Because DTC can only act on behalf of Participants and Indirect Participants, the ability of a Securityowner to pledge such owner's

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Security to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such Security, may be limited. In addition, under a book-entry format, Securityowners may experience some delay in their receipt of principal and interest distributions with respect to the Securities since such distributions will be forwarded to DTC and DTC will then forward such distributions to its Participants which in turn will forward them to Indirect Participants or Securityowners.

     Under the rules, regulations and procedures creating and affecting DTC and its operations (the 'Rules'), DTC Participants may make book-entry transfers among Participants through DTC facilities with respect to the Securities and DTC, as registered holder, is required to receive and transmit principal and interest distributions and distributions with respect to the Securities. Participants and Indirect Participants with which Securityowners have accounts with respect to Securities similarly are required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Securityowners. Accordingly, although Securityowners will not possess certificates or notes, the Rules provide a mechanism by which Securityowners will receive distributions and will be able to transfer their interests.

     The Depositor understands that DTC will take any action permitted to be taken by a Securityholder under the related Agreement only at the direction of one or more Participants to whose account with DTC the Securities are credited. Additionally, the Depositor understands that DTC will take such actions with respect to holders of a certain specified interest in the certificates or notes or holders having a certain specified voting interest only at the direction of and on behalf of Participants whose holdings represent that specified interest or voting interest. DTC may take conflicting actions with respect to other Holders of Securities to the extent that such actions are taken on behalf of Participants whose holdings represent that specified interest or voting interest.

     DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to the Depositor or the Trustee. Under such circumstances, in the event that a successor securities depository is not obtained, Definitive Securities will be printed and delivered. In addition, the Depositor may at its option elect to discontinue use of the book-entry system through DTC. In that event, too, Definitive Securities will be printed and delivered.

                 YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

PAYMENT DELAYS

     With respect to any Series, a period of time will elapse between receipt of payments or distributions on the Mortgage Assets and the Distribution Date on which such payments or distributions are passed through to Securityholders. Such a delay will effectively reduce the yield that would otherwise be obtained if payments or distributions were distributed on or near the date of receipt. The related Prospectus Supplement may set forth an example of the timing of receipts and the distribution thereof to Securityholders.

PRINCIPAL PREPAYMENTS

     With respect to a Series for which the Mortgage Assets consist of Loans or participation interests therein, when a Loan prepays in full, the borrower will generally be required to pay interest on the amount of prepayment only to the prepayment date. In addition, the prepayment may not be required to be passed through to Securityholders until the month following receipt. The effect of these provisions is to reduce the aggregate amount of interest which would otherwise be available for distributions on the Securities, thus effectively reducing the yield that would be obtained if interest continued to accrue on the Loan until the date on which the principal prepayment was scheduled to be paid. To the extent specified in the related Prospectus Supplement, this effect on yield may be mitigated by, among other things, an adjustment to the servicing fee otherwise payable to the Master Servicer or Servicer with respect to any such prepaid Loans. See 'Servicing of Loans -- Advances and Limitations Thereon.'

TIMING OF REDUCTION OF PRINCIPAL BALANCE

     A Multiple Class Series may provide that, for purposes of calculating interest distributions, the principal amount of the Securities is deemed reduced as of a date prior to the Distribution Date on which principal thereon is actually distributed. Consequently, the amount of interest accrued during any Interest Accrual Period

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will be less than the amount that would have accrued on the actual principal balance of the Security outstanding. The effect of such provisions is to produce a lower yield on the Securities than would be obtained if interest were to accrue on the Securities on the actual unpaid principal amount of such Securities to each Distribution Date. The related Prospectus Supplement will specify the time at which the principal amounts of the Securities are determined or are deemed to reduce for purposes of calculating interest distributions on Securities of a Multiple Class Series.

INTEREST OR PRINCIPAL WEIGHTED SECURITIES

     If a Class of Securities consists of Interest Weighted Securities or Principal Weighted Securities, a lower rate of principal prepayments than anticipated will negatively affect the yield to investors in Principal Weighted Securities, and a higher rate of principal prepayments than anticipated will negatively affect the yield to investors in Interest Weighted Securities. The Prospectus Supplement for a Series including such Securities will include a table showing the effect of various levels of prepayment on yields on such Securities. Such tables will be intended to illustrate the sensitivity of yields to various prepayment rates and will not be intended to predict, or provide information which will enable investors to predict, yields or prepayment rates.

FUNDING ACCOUNT

     If the applicable Agreement for a Series of Securities provides for a Funding Account or other means of funding the transfer of additional Loans to the related Trust Fund, as described under 'Description of the Securities -- Funding Account' herein, and the Trust Fund is unable to acquire such additional Loans within any applicable time limit, the amounts set aside for such purpose may be applied as principal payments on one or more Classes of Securities of such Series. See 'Risk Factors -- Yield, Prepayment and Maturity.'

FINAL SCHEDULED DISTRIBUTION DATE

     The Final Scheduled Distribution Date of each Class of any Series other than a Multiple Class Series will be the Distribution Date following the latest stated maturity of any Mortgage Asset in the related Trust Fund. The Final Scheduled Distribution Date of each Class of any Multiple Class Series, if specified in the related Prospectus Supplement, will be the date (calculated on the basis of the assumptions applicable to such Series described therein) on which the aggregate principal balance of such Class will be reduced to zero. Since prepayments on the Loans underlying or comprising the Mortgage Assets will be used to make distributions in reduction of the outstanding principal amount of the Securities, it is likely that the actual maturity of any Class will occur earlier, and may occur substantially earlier, than its Final Scheduled Distribution Date.

PREPAYMENTS AND WEIGHTED AVERAGE LIFE

     Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of the principal of such security will be repaid to the investor. The weighted average life of the Securities of a Series will be influenced by the rate at which principal on the Loans comprising or underlying the Mortgage Assets for such Securities is paid, which may be in the form of scheduled amortization or prepayments (for this purpose, the term 'prepayment' includes prepayments, in whole or in part, and liquidations due to default).

     The rate of principal prepayments on pools of housing loans is influenced by a variety of economic, demographic, geographic, legal, tax, social and other factors. The rate of prepayments of conventional housing loans has fluctuated significantly in recent years. In general, however, if prevailing mortgage market interest rates fall significantly below the interest rates on the Loans comprising or underlying the Mortgage Assets for a Series, such Loans are likely to prepay at rates higher than if prevailing interest rates remain at or above the interest rates borne by such Loans. In this regard, it should be noted that the Loans comprising or underlying the Mortgage Assets of a Series may have different interest rates, and the stated pass-through or interest rate of certain Mortgage Assets or the Security Interest Rate on the Securities may be a number of percentage points less than interest rates on such Loans. In addition, the weighted average life of the Securities may be affected by the varying maturities of the Loans comprising or underlying the Mortgage Assets. If any Loans comprising or underlying the Mortgage Assets for a Series have actual terms-to-stated maturity of less than those assumed in calculating the Final Scheduled Distribution Date of the related Securities, one or more Class of the Series may

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be fully paid prior to its Final Scheduled Distribution Date, even in the absence of prepayments and a reinvestment return higher than assumed.

     Prepayments on loans are commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate ('CPR') prepayment model or the Standard Prepayment Assumption ('SPA') prepayment model. CPR represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of such loans. SPA represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans. A prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum.

     Neither CPR or SPA nor any other prepayment model or assumption purports to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the Loans underlying or comprising the Mortgage Assets. Thus, it is likely that prepayment of any Loans comprising or underlying the Mortgage Assets for any Series will not conform to any level of CPR or SPA.

     The Prospectus Supplement for each Multiple Class Series may describe the prepayment standard or model used to prepare the illustrative tables setting forth the weighted average life of each Class of such Series under a given set of prepayment assumptions. The related Prospectus Supplement may also describe the percentage of the initial principal balance of each Class of such Series that would be outstanding on specified Distribution Dates for such Series based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the Loans comprising or underlying the related Mortgage Assets are made at rates corresponding to various percentages of CPR, SPA or at such other rates specified in such Prospectus Supplement. Such tables and assumptions are intended to illustrate the sensitivity of weighted average life of the Securities to various prepayment rates and will not be intended to predict or to provide information which will enable investors to predict the actual weighted average life of the Securities or prepayment rates of the Loans comprising or underlying the related Mortgage Assets.

OTHER FACTORS AFFECTING WEIGHTED AVERAGE LIFE

     Type of Loan. Multifamily Loans may have provisions which prevent prepayment for a number of years and may provide for payments of interest only during a certain period followed by amortization of principal on the basis of a schedule extending beyond the maturity of the related mortgage loan. Additional Collateral Loans, ARMs, Balloon Loans, Bi-Weekly Loans, GEM Loans, GPM Loans or Buy-Down Loans comprising or underlying the Mortgage Assets may experience a rate of principal prepayments which is different from the principal prepayment rate for Additional Collateral Loans, ARMs, Balloon Loans, Bi-Weekly Loans, GEM Loans, GPM Loans or Buy-Down Loans included in any other mortgage pool or from conventional Fixed Rate Loans or from other adjustable rate or graduated equity mortgages having different characteristics.

     In the case of Negatively Amortizing ARMs, if interest rates rise without a simultaneous increase in the related Scheduled Payment, Deferred Interest and Negative Amortization may result. However, borrowers may pay amounts in addition to their Scheduled Payments in order to avoid such Negative Amortization and to increase tax deductible interest payments. To the extent that any of such Mortgage Loans negatively amortize over their respective terms, future interest accruals are computed on the higher outstanding principal balance of such mortgage loan and a smaller portion of the Scheduled Payment is applied to principal than would be required to amortize the unpaid principal over its remaining term. Accordingly, the weighted average life of such Loans will increase. During a period of declining interest rates, the portion of each Scheduled Payment in excess of the scheduled interest and principal due will be applied to reduce the outstanding principal balance of the related Loan, thereby resulting in accelerated amortization of such Negatively Amortizing ARM. Any such acceleration in amortization of the principal balance of any Negatively Amortizing ARM will shorten the weighted average life of such Mortgage Loan. The application of partial prepayments to reduce the outstanding principal balance of a Negatively Amortizing ARM will tend to reduce the weighted average life of the mortgage loan and will adversely affect the yield to Holders who purchased their Securities at a premium, if any, and Holders of an Interest Weighted Class. The pooling of Negatively Amortizing ARMs having Rate Adjustment Dates in different months, together with different initial Mortgage Rates, Maximum Mortgage Rates, Minimum Mortgage Rates and stated maturity dates, could result in some Negatively Amortizing ARMs

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which comprise or underlie the Mortgage Assets experiencing negative amortization while the amortization of other Negatively Amortizing ARMs may be accelerated.

     If the Loans comprising or underlying the Mortgage Assets for a Series include ARMs that permit the borrower to convert to a long-term fixed interest rate loan, the Master Servicer, the Servicer, the applicable Seller, the PMBS Servicer or another party, as applicable, may, if specified in the related Prospectus Supplement, be obligated to repurchase any Loan so converted. Any such conversion and repurchase would reduce the average weighted life of the Securities of the related Series.

     Because of the payment terms of Balloon Loans, there is a risk that such Mortgage Loans, including Multifamily Loans and Additional Collateral Loans, that require Balloon Payments may default at maturity, or that the maturity of such Mortgage Loans may be extended in connection with a workout. With respect to Balloon Loans, payment of the Balloon Payment (which, based on the amortization schedule of such Mortgage Loans, is expected to be the entire or a substantial amount of the original principal balance) will generally depend on the Mortgagor's ability to obtain refinancing of such Mortgage Loans, to sell the Mortgaged Property prior to the maturity of the Balloon Loan or to otherwise have sufficient funds to pay such Balloon Payment. The ability to obtain refinancing will depend on a number of factors prevailing at the time refinancing or sale is required, including, without limitation, real estate values, the Mortgagor's financial situation, prevailing mortgage market interest rates, the Mortgagor's equity in the related Mortgaged Property, tax laws and prevailing general economic conditions. Unless otherwise specified in the related Prospectus Supplement, none of the Depositor, the Master Servicer, or any of their affiliates will be obligated to refinance or repurchase any Mortgage Loan or to sell the Mortgaged Property.

     A GEM Loan provides for scheduled annual increases in the borrower's Scheduled Payment. Because the additional portion of the Scheduled Payment is applied to reduce the unpaid principal balance of the GEM Loan, the stated maturity of a GEM Loan will be significantly shorter than the 25 to 30 year term used as the basis for calculating the installments of principal and interest applicable until the first adjustment date.

     The prepayment experience with respect to Manufactured Home Loans will generally not correspond to the prepayment experience on other types of housing loans.

     Foreclosures and Payment Plans. The number of foreclosures and the principal amount of the Loans comprising or underlying the Mortgage Assets which are foreclosed in relation to the number of Loans which are repaid in accordance with their terms will affect the weighted average life of the Loans comprising or underlying the Mortgage Assets and that of the related Series of Securities. Servicing decisions made with respect to the Loans, including the use of payment plans prior to a demand for acceleration and the restructuring of Loans in bankruptcy proceedings, may also have an impact upon the payment patterns of particular Loans. In particular, the return to Holders of Securities who purchased their Securities at a premium, if any, and the yield on an Interest Weighted Class may be adversely affected by servicing policies and decisions relating to foreclosures.

     Due on Sale Clauses. The acceleration of prepayment as a result of certain transfers of the Mortgaged Property securing a Loan is another factor affecting prepayment rates. Whereas FHA Loans are assumable by a purchaser of the underlying mortgaged property, the Loans constituting or underlying the Mortgage Assets may include 'due-on-sale' clauses. Except as otherwise described in the Prospectus Supplement for a Series, the PMBS Servicer of Loans underlying Private Mortgage-Backed Securities and the Master Servicer or the Servicer of Loans constituting or underlying the Mortgage Assets for a Series will be required, to the extent it knows of any conveyance or prospective conveyance of the related residence by any borrower, to enforce any 'due-on-sale' clause applicable to the related Loan under the circumstances and in the manner it enforces such clauses with respect to other similar loans in its portfolio. Certain of the Multifamily Loans in a Trust Fund may also contain a due-on-encumbrance clause that entitles the lender to accelerate the maturity of the Mortgage Loan upon the creation of any other lien or encumbrance upon the Mortgaged Property. FHA Loans and VA Loans are not permitted to contain 'due-on-sale' clauses and are freely assumable by qualified persons. However, as homeowners move or default on their housing loans, the Mortgaged Property is generally sold and the loans prepaid, even though, by their terms, the loans are not 'due-on-sale' and could have been assumed by new buyers.

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     Optional Termination. If so specified in the related Prospectus Supplement, the entity specified therein may cause an early termination of the related Trust Fund by its repurchase of the remaining Mortgage Assets therein. See
'Description of the Securities -- Optional Termination.'

                                THE TRUST FUNDS

GENERAL

     The Trust Fund for each Series will be held by the Trustee for the benefit of the related Securityholders. Each Trust Fund will consist of (a) the Mortgage Assets; (b) amounts held from time to time in the Collection Account and the Certificate Account established for such Series; (c) Mortgaged Property which secured a Loan and which is acquired on behalf of the Securityholders by foreclosure, deed in lieu of foreclosure or repossession and certain proceeds from the disposition of any related Additional Collateral; (d) any reserve fund for such Series, if specified in the related Prospectus Supplement; (e) the Sub-Servicing Agreements, if any, relating to Loans in the Trust Fund; (f) any primary mortgage insurance policies relating to Loans in the Trust Fund; (g) any pool insurance policy, any special hazard insurance policy, any bankruptcy bond or other credit support relating to the Series; (h) investments held in any fund or account or any Guaranteed Investment Contract and, if so specified in the Prospectus Supplement, income from the reinvestment of such funds; and (i) any other instrument or agreement relating to the Trust Fund and specified in the related Prospectus Supplement (which may include an interest rate swap agreement or an interest rate cap agreement or similar agreement issued by a bank, insurance company or savings and loan association); provided, that if so specified in the related Prospectus Supplement, certain of the items listed above may be held outside of the Trust Fund.

     To the extent specified in the related Prospectus Supplement, certain amounts ('Retained Interests') which are received with respect to a Private Mortgage-Backed Security or Loan comprising the Mortgage Assets for a Series will not be included in the Trust Fund for such Series, but will be retained by or payable to the originator, Servicer or seller of such Private Mortgage-Backed Security or Loan, free and clear of the interest of Securityholders under the related Agreement.

     Mortgage Assets in the Trust Fund for a Series may consist of any combination of the following to the extent and as specified in the related Prospectus Supplement: (a) Private Mortgage-Backed Securities, (b) Mortgage Loans or participation interests therein and Manufactured Home Loans or participation interests therein or (c) Agency Securities. Loans which comprise the Mortgage Assets will be purchased by the Depositor directly or through an affiliate in the open market or in privately negotiated transactions from the Seller. Some of the Loans may have been originated by an affiliate of the Depositor. Participation interests in Loans may be purchased by the Depositor, or an affiliate, pursuant to a participation agreement. See 'The Agreements -- Assignment of Mortgage Assets.'

PRIVATE MORTGAGE-BACKED SECURITIES

     General. Private Mortgage-Backed Securities may consist of (a) mortgage pass-through certificates, evidencing an undivided interest in a pool of Loans,
(b) collateralized mortgage obligations secured by Loans or (c) pass-through certificates representing beneficial interests in Agency Securities. Private Mortgage-Backed Securities will have been issued pursuant to a pooling and servicing agreement, an indenture or similar agreement (a 'PMBS Agreement'). The seller/servicer of the underlying Loans will have entered into the PMBS Agreement with the trustee under such PMBS Agreement (the 'PMBS Trustee'). The PMBS Trustee or its agent, or a custodian, will possess the Loans underlying such Private Mortgage-Backed Security. Loans underlying a Private Mortgage-Backed Security will be serviced by a servicer (the 'PMBS Servicer') directly or by one or more subservicers who may be subject to the supervision of the PMBS Servicer. The PMBS Servicer will be a FNMA- or FHLMC-approved servicer and, if FHA Loans underlie the Private Mortgage-Backed Securities, approved by HUD as a FHA mortgagee.

     The issuer of the Private Mortgage-Backed Securities (the 'PMBS Issuer') will be a financial institution or other entity engaged generally in the business of mortgage lending, a public agency or instrumentality of a state, local or federal government, or a limited purpose corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling housing loans to such trusts, and selling beneficial interests in such trusts. If so specified in the Prospectus Supplement, the PMBS Issuer may be the Depositor or an affiliate of the Depositor. The obligations of the PMBS Issuer will generally be limited to certain representations and

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warranties with respect to the assets conveyed by it to the related trust.
Unless otherwise specified in the related Prospectus Supplement, the PMBS Issuer will not have guaranteed any of the assets conveyed to the related trust or any of the Private Mortgage-Backed Securities issued under the PMBS Agreement. Additionally, although the Loans underlying the Private Mortgage-Backed Securities may be guaranteed by an agency or instrumentality of the United States, the Private Mortgage-Backed Securities themselves will not be so guaranteed.

     Distributions of principal and interest will be made on the Private Mortgage-Backed Securities on the dates specified in the related Prospectus Supplement. The Private Mortgage-Backed Securities may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the Private Mortgage-Backed Securities by the PMBS Trustee or the PMBS Servicer. The PMBS Issuer or the PMBS Servicer may have the right to repurchase assets underlying the Private Mortgage-Backed Securities after a certain date or under other circumstances specified in the related Prospectus Supplement.

     Underlying Loans. The Loans underlying the Private Mortgage-Backed Securities may consist of fixed rate, level payment, fully amortizing Loans or Additional Collateral Loans, GEM Loans, GPM Loans, Balloon Loans, Buy-Down Loans, Bi-Weekly Loans, ARMs, or Loans having other special payment features. Loans may be secured by Single Family Property, Multifamily Property, Manufactured Homes, or, in the case of Cooperative Loans, by an assignment of the proprietary lease or occupancy agreement relating to a Cooperative Dwelling and the shares issued by the related cooperative. Except as otherwise specified in the related Prospectus Supplement, (i) no Loan will have had a Loan-to-Value Ratio at origination in excess of 95%, (ii) each Mortgage Loan secured by Single Family Property and having a Loan-to-Value Ratio in excess of 80% at origination will be covered by a primary mortgage insurance policy, (iii) each Loan will have had an original term to stated maturity of not less than 10 years and not more than 40 years, (iv) no Loan that was more than 30 days delinquent as to the payment of principal or interest will have been eligible for inclusion in the assets under the related PMBS Agreement, (v) each Loan (other than a Cooperative
Loan) will be required to be covered by a standard hazard insurance policy (which may be a blanket policy), and (vi) each Loan (other than a Cooperative Loan or a Loan secured by a Manufactured Home) will be covered by a title insurance policy.

     Credit Support Relating to Private Mortgage-Backed Securities. Credit support in the form of reserve funds, subordination of other private mortgage certificates issued under the PMBS Agreement, overcollateralization, letters of credit, insurance policies or other types of credit support may be provided with respect to the Loans underlying the Private Mortgage-Backed Securities or with respect to the Private Mortgage-Backed Securities themselves. The type, characteristics and amount of credit support, if any, will be a function of certain characteristics of the Loans and other factors and will have been established for the Private Mortgage-Backed Securities on the basis of requirements of the rating agencies which initially assigned a rating to the Private Mortgage-Backed Securities.

     Additional Information. The Prospectus Supplement for a Series for which the Trust Fund includes Private Mortgage-Backed Securities will specify (i) the aggregate approximate principal amount and type of the Private Mortgage-Backed Securities to be included in the Trust Fund, (ii) certain characteristics of the Loans which comprise the underlying assets for the Private Mortgage-Backed Securities including (A) the payment features of such Loans (i.e., whether they are fixed rate or adjustable rate and whether they provide for fixed level payments or other payment features), (B) the approximate aggregate principal balance, if known, of underlying Loans insured or guaranteed by a governmental entity, (C) the servicing fee or range of servicing fees with respect to the Loans, and (D) the minimum and maximum stated maturities of the underlying Loans at origination, (iii) the maximum original term-to-stated maturity of the Private Mortgage-Backed Securities, (iv) the weighted average term-to-stated maturity of the Private Mortgage-Backed Securities, (v) the note interest rate, pass-through or certificate rate or ranges thereof for the Private Mortgage-Backed Securities, (vi) the weighted average note interest rate, pass-through or certificate rate of the Private Mortgage-Backed Securities,
(vii) the PMBS Issuer, the PMBS Servicer (if other than the PMBS Issuer) and the PMBS Trustee for such Private Mortgage-Backed Securities, (viii) certain characteristics of credit support, if any, such as reserve funds, insurance policies, letters of credit or guarantees relating to the Loans underlying the Private Mortgage-Backed Securities or to such Private Mortgage-Backed Securities themselves, (ix) the terms on which the underlying Loans for such Private Mortgage-Backed Securities may, or are required to, be purchased prior to their stated maturity or the stated maturity of the Private Mortgage-Backed Securities and (x) the terms on which Loans may be substituted for those originally underlying the Private Mortgage-Backed Securities.

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THE AGENCY SECURITIES

     All of the Agency Securities will be registered in the name of the Trustee or its nominee or, in the case of Agency Securities issued only in book-entry form, a financial intermediary (which may be the Trustee) that is a member of the Federal Reserve System or of a clearing corporation on the books of which the security is held. Each Agency Security will evidence an interest in a pool of mortgage loans and/or cooperative loans and/or in principal distributions and interest distributions thereon.

     The descriptions of GNMA, FHLMC and FNMA Certificates that are set forth below are descriptions of certificates representing proportionate interests in a pool of mortgage loans and in the payments of principal and interest thereon. GNMA, FHLMC or FNMA may also issue mortgage-backed securities representing a right to receive distributions of interest only or principal only or disproportionate distributions of principal or interest or to receive distributions of principal and/or interest prior or subsequent to distributions on other certificates representing interests in the same pool of mortgage loans. In addition, any of such issuers may issue certificates representing interests in mortgage loans having characteristics that are different from the types of mortgage loans described below. The terms of any such certificates to be included in a Trust Fund (and of the underlying mortgage loans) will be described in the related Prospectus Supplement, and the descriptions that follow are subject to modification as appropriate to reflect the terms of any such certificates that are actually included in a Trust Fund.

     GNMA. GNMA is a wholly-owned corporate instrumentality of the United States within HUD. Section 306(g) of Title III of the National Housing Act of 1934, as amended (the 'Housing Act'), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates representing interests in a pool of mortgages (i) insured by the FHA, under the Housing Act or under Title V of the Housing Act of 1949, or (ii) partially guaranteed by the VA under the Servicemen's Readjustment Act of 1944, as amended, or under Chapter 37 of Title 38, United States Code.

     Section 306(g) of the Housing Act provides that 'the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guarantee under this subsection.' In order to meet its obligations under any such guarantee, GNMA may, under Section 306(d) of the Housing Act, borrow from the United States Treasury an amount that is at any time sufficient to enable GNMA to perform its obligations under its guarantee. See 'Additional Information' for the availability of further information regarding GNMA and GNMA Certificates.

     GNMA Certificates. Unless otherwise specified in the related Prospectus Supplement, each GNMA Certificate relating to a Series (which may be a 'GNMA I Certificate' or a 'GNMA II Certificate' as referred to by GNMA) will be a 'fully modified pass-through' mortgage-backed certificate issued and serviced by a mortgage banking company or other financial concern approved by GNMA, except with respect to any stripped mortgage-backed securities guaranteed by GNMA or any REMIC securities issued by GNMA. The characteristics of any GNMA Certificates included in the Trust Fund for a Series of Certificates will be set forth in the related Prospectus Supplement.

     FHLMC. FHLMC is a corporate instrumentality of the United States created pursuant to Title III of the Emergency Home Finance Act of 1970, as amended (the 'FHLMC Act'). FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of purchasing first-lien, conventional, residential mortgage loans or participation interests in such mortgage loans and reselling the mortgage loans so purchased in the form of guaranteed mortgage securities, primarily FHLMC Certificates. In 1981, FHLMC initiated its Home Mortgage Guaranty Program under which it purchases mortgage loans from sellers with FHLMC Certificates representing interests in the mortgage loans so purchased. All mortgage loans purchased by FHLMC must meet certain standards set forth in the FHLMC Act. FHLMC is confined to purchasing, so far as practicable, mortgage loans that it deems to be of such quality and type as to meet generally the purchase standards imposed by private institutional mortgage investors. See 'Additional Information' for the availability of further information regarding FHLMC and FHLMC Certificates. Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

     FHLMC Certificates. Unless otherwise specified in the related Prospectus Supplement, each FHLMC Certificate relating to a Series will represent an undivided interest in a pool of mortgage loans that typically

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consists of conventional loans (but may include FHA Loans and VA Loans)
purchased by FHLMC, except with respect to any stripped mortgage-backed securities issued by FHLMC. Each such pool will consist of mortgage loans (i) substantially all of which are secured by one- to four-family residential properties or (ii) if specified in the related Prospectus Supplement, are secured by five or more family residential properties. The characteristics of any FHLMC Certificates included in the Trust Fund for a Series of Certificates will be set forth in the related Prospectus Supplement.

     FNMA. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act (12 U.S.C. 'SS' 1716 et seq.). It is the nation's largest supplier of residential mortgage funds. FNMA was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately managed corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. See 'Additional Information' for the availability of further information respecting FNMA and FNMA Certificates. Although the Secretary of the Treasury of the United States has authority to lend FNMA up to $2.25 billion outstanding at any time, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

     FNMA Certificates. Unless otherwise specified in the related Prospectus Supplement, each FNMA Certificate relating to a Series will represent a fractional undivided interest in a pool of mortgage loans formed by FNMA, except with respect to any stripped mortgage-backed securities issued by FNMA. Mortgage loans underlying FNMA Certificates will consist of (i) fixed, variable or adjustable rate conventional mortgage loans or (ii) fixed-rate FHA Loans or VA Loans. Such mortgage loans may be secured by either one- to four-family or multi-family residential properties. The characteristics of any FNMA Certificates included in the Trust Fund for a Series of Certificates will be set forth in the related Prospectus Supplement.

THE MORTGAGE LOANS

     The Trust Fund for a Series may consist of Mortgage Loans or participation interests therein. Mortgage Loans comprising the Mortgage Assets and Mortgage Loans in which participation interests are conveyed to the Trustee are both referred to herein as the 'Mortgage Loans.' If so specified in the related Prospectus Supplement, the Mortgage Loans will have been originated by mortgage lenders which are FNMA- or FHLMC-approved seller/servicers or by their wholly-owned subsidiaries, and, in the case of FHA Loans, approved by HUD as an FHA mortgagee. Some of the Mortgage Loans may have been originated by an affiliate of the Depositor. The Mortgage Loans may include Conventional Loans, FHA Loans or VA Loans. The Mortgage Loans may have fixed interest rates or adjustable interest rates and may provide for fixed level payments or may be Additional Collateral Loans, GPM Loans, GEM Loans, Balloon Loans, Buy-Down Loans, Bi-Weekly Loans or Mortgage Loans with other payment characteristics as described below and under 'Yield, Prepayment and Maturity Considerations' herein or in the related Prospectus Supplement. ARMs may have a feature which permits the borrower to convert the rate thereon to a long-term fixed rate. The Mortgage Loans may be secured by mortgages or deeds of trust or other similar security instruments creating a first lien or a junior lien on Mortgaged Property. The Mortgage Loans may also include Cooperative Loans evidenced by promissory notes secured by a lien on the shares issued by private, non-profit, cooperative housing corporations and on the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific Cooperative Dwellings. The Mortgage Loans may also include Condominium Loans secured by a Mortgage on a Condominium Unit together with such Condominium Unit's appurtenant interest in the common elements.

     The Mortgaged Properties may include Single Family Property (i.e., one- to four-family residential housing, including Condominium Units, and Cooperative Dwellings) or Multifamily Property (i.e., multifamily residential rental properties or cooperatively-owned properties consisting of five or more dwelling units). The Mortgaged Properties may consist of detached individual dwellings, individual condominiums, townhouses, duplexes, row houses, individual units in planned unit developments and other attached dwelling units. Multifamily Property may include mixed commercial and residential structures. Each Single Family Property and Multifamily Property will be located on land owned in fee simple by the borrower or on land leased by the borrower. The fee interest in any leased land will be subject to the lien securing the related Mortgage Loan. Attached dwellings may include owner-occupied structures where each borrower owns the land upon which the unit is built, with the remaining adjacent land owned in common or dwelling units subject to a proprietary lease

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or occupancy agreement in a cooperatively owned apartment building. The proprietary lease or occupancy agreement securing a Cooperative Loan is generally subordinate to any blanket mortgage on the related cooperative apartment building and/or on the underlying land. Additionally, in the case of a Cooperative Loan, the proprietary lease or occupancy agreement is subject to termination and the cooperative shares are subject to cancellation by the cooperative if the tenant-stockholder fails to pay maintenance or other obligations or charges owed by such tenant-stockholder. See 'Certain Legal Aspects of Loans.'

     If specified in the related Prospectus Supplement, certain of the mortgage pools may contain Mortgage Loans secured by junior liens, and the related senior liens ('Senior Liens') may not be included in the mortgage pool. The primary risk to holders of Mortgage Loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related Senior Liens to satisfy fully both the Senior Liens and the Mortgage Loan. In the event that a holder of a Senior Lien forecloses on a Mortgaged Property, the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection with the foreclosure, second to real estate taxes, third in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the Senior Liens. The claims of the holders of the Senior Liens will be satisfied in full out of proceeds of the liquidation of the Mortgage Loan, if such proceeds are sufficient, before the Trust Fund as holder of the junior lien receives any payments in respect of the Mortgage Loan. If the Master Servicer were to foreclose on any Mortgage Loan, it would do so subject to any related Senior Liens. In order for the debt related to the Mortgage Loan to be paid in full at such sale, a bidder at the foreclosure sale of such Mortgage Loan would have to bid an amount sufficient to pay off all sums due under the Mortgage Loan and the Senior Liens or purchase the Mortgaged Property subject to the Senior Liens. In the event that such proceeds from a foreclosure or similar sale of the related Mortgaged Property are insufficient to satisfy all Senior Liens and the Mortgage Loan in the aggregate, the Trust Fund, as the holder of the junior lien, and, accordingly, holders of one or more Classes of the Securities bear (i) the risk of delay in distributions while a deficiency judgment against the borrower is obtained and (ii) the risk of loss if the deficiency judgment is not realized upon. Moreover, deficiency judgments may not be available in certain jurisdictions. In addition, a junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to the senior mortgages.

     Liquidation expenses with respect to defaulted junior mortgage loans do not vary directly with the outstanding principal balance of the loan at the time of default. Therefore, assuming that the Master Servicer took the same steps in realizing upon a defaulted junior mortgage loan having a small remaining principal balance as it would in the case of a defaulted junior mortgage loan having a large remaining principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the outstanding principal balance of the small junior mortgage loan than would be the case with the defaulted junior mortgage loan having a large remaining principal balance. Because the average outstanding principal balance of the Mortgage Loans is smaller relative to the size of the average outstanding principal balance of the loans in a typical pool of first priority mortgage loans, liquidation proceeds may also be smaller as a percentage of the principal balance of a Mortgage Loan than would be the case in a typical pool of first priority mortgage loans.

     If specified in the related Prospectus Supplement, a Trust Fund will contain Additional Collateral Loans. Unless otherwise specified in the related Prospectus Supplement, the security agreements and other similar security instruments related to the Additional Collateral for the Loans in a Trust Fund will, in the case of Additional Collateral consisting of personal property, create first liens thereon, and, in the case of Additional Collateral consisting of real estate, create first or junior liens thereon. Additional Collateral, or the liens thereon in favor of the related Additional Collateral Loans, may be greater or less in value than the principal balances of such Additional Collateral Loans, the Appraised Values of the underlying Mortgaged Properties or the differences, if any, between such principal balances and such Appraised Values, and the requirements that Additional Collateral be maintained may be terminated upon the reduction of the Loan-to-Value Ratios or principal balances of the related Additional Collateral Loans to certain pre-determined amounts. Additional Collateral (including any related third-party guarantees) may be provided either in addition to or in lieu of primary mortgage insurance policies for the Additional Collateral Loans in a Trust Fund, as specified in the related Prospectus Supplement. Guarantees supporting Additional Collateral Loans may be guarantees of payment or guarantees of collectability and may be full guarantees or limited guarantees. If a Trust Fund includes Additional Collateral Loans, the related Prospectus Supplement will specify the nature and extent of such Additional Collateral Loans and of the related Additional Collateral. If specified in such Prospectus Supplement, the Trustee, on behalf of the related Securityholders, will have only the right to receive certain

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proceeds from the disposition of any such Additional Collateral consisting of personal property and the liens thereon will not be assigned to the Trustee. No assurance can be given as to the amount of proceeds, if any, that might be realized from the disposition of the Additional Collateral for any of the Additional Collateral Loans. See 'Certain Legal Aspects of
Loans -- Anti-Deficiency Legislation and Other Limitations on Lenders' herein.

     Additional Collateral Loans may include Nest Egg Mortgage LoansSM. Such Mortgage Loans are interest-only Mortgage Loans for an initial period specified in the related Prospectus Supplement. If the related Mortgagor pledges an eligible life insurance policy as Additional Collateral after such initial period, the Mortgagor will continue to make interest-only payments with respect to the Mortgage Loan until the final scheduled payment on such Mortgage Loan, as described in the Prospectus Supplement.

     The percentage of Mortgage Loans which are owner-occupied will be disclosed in the related Prospectus Supplement. Unless otherwise specified in the Prospectus Supplement, the sole basis for a representation that a given percentage of the Mortgage Loans are secured by Single Family Property that is owner-occupied will be either (i) the making of a representation by the Mortgagor at origination of the Mortgage Loan either that the underlying Mortgaged Property will be used by the borrower for a period of at least six months every year or that the borrower intends to use the Mortgaged Property as a primary residence, or (ii) a finding that the address of the underlying Mortgaged Property is the borrower's mailing address as reflected in the Servicer's records. To the extent specified in the related Prospectus Supplement, the Mortgaged Properties may include non-owner occupied investment properties and vacation and second homes. Mortgage Loans secured by investment properties and Multifamily Property may also be secured by an assignment of leases and rents and operating or other cash flow guarantees relating to the Loans to the extent specified in the related Prospectus Supplement.

     The characteristics of the Mortgage Loans comprising or underlying the Mortgage Assets for a Series may vary to the extent that credit support is provided in levels satisfactory to the Rating Agency which assigns a rating to a Series of Securities. Unless otherwise specified in the related Prospectus Supplement for a Series, the following selection criteria shall apply with respect to the Mortgage Loans comprising the Mortgage Assets:

          (a) no Mortgage Loan will have had a Loan-to-Value Ratio at origination in excess of 95%;

          (b) no Mortgage Loan that is a Conventional Loan secured by a Single Family Property may have a Loan-to-Value Ratio in excess of 80%, unless covered by a primary mortgage insurance policy as described herein;

          (c) each Mortgage Loan must have an original term to maturity of not less than 10 years and not more than 40 years;

          (d) no Mortgage Loan may be included which, as of the Cut-off Date, is more than 30 days delinquent as to payment of principal or interest; and

          (e) no Mortgage Loan (other than a Cooperative Loan) may be included unless a title insurance policy and a standard hazard insurance policy (which may be a blanket policy) is in effect with respect to the Mortgaged Property securing such Mortgage Loan.

     Each Mortgage Loan will be selected by the Depositor for inclusion in a Trust Fund from among those purchased by the Depositor, either directly or through its affiliates, from a Seller or Sellers. The related Prospectus Supplement will specify the extent of Mortgage Loans so acquired. Other mortgage loans available for purchase by the Depositor may have characteristics which would make them eligible for inclusion in a Trust Fund but were not selected for inclusion in such Trust Fund.

     Unless otherwise specified in the related Prospectus Supplement, the Mortgage Loans to be included in a Trust Fund will be delivered either directly or indirectly to the Depositor by one or more Sellers identified in the related Prospectus Supplement, concurrently with the issuance of the related Series of Securities (a 'Designated Seller Transaction'). Such Securities may be sold in whole or in part to any such Seller in exchange for the related Mortgage Loans, or may be offered under any of the other methods described herein under 'Methods of Distribution.' The related Prospectus Supplement for a Trust Fund composed of Mortgage Loans acquired by the Depositor pursuant to a Designated Seller Transaction will generally include information, provided by the related Seller, about the Seller, the Mortgage Loans and the underwriting standards applicable to the Mortgage Loans. Neither the Depositor nor any of its affiliates (other than the Seller, if applicable) will make any representation or warranty with respect to such Mortgage Loans, or any representation as to the accuracy or completeness of such information provided by the Seller and no assurances are made as to any such Seller's

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financial strength, stability or wherewithal to honor its repurchase obligations for breaches of representations and warranties or otherwise honor its obligations.

     The Depositor will not require that a standard hazard or flood insurance policy be maintained for any Cooperative Loan. Generally, the cooperative itself is responsible for maintenance of hazard insurance for the property owned by the cooperative and the tenant-stockholders of that cooperative do not maintain individual hazard insurance policies. To the extent, however, a cooperative and the related borrower on a Cooperative Note do not maintain such insurance or do not maintain adequate coverage or any insurance proceeds are not applied to the restoration of the damaged property, damage to such borrower's Cooperative Dwelling or such cooperative's building could significantly reduce the value of the collateral securing such Cooperative Note.

     The initial Loan-to-Value Ratio of any Mortgage Loan represents the ratio of the principal amount of the Mortgage Loan at origination, plus in the case of a Mortgage Loan secured by a junior lien, the principal amount of the related Senior Lien, to the Appraised Value of such Mortgaged Property.

     Unless otherwise specified in the related Prospectus Supplement, with respect to Buy-Down Loans, during the period (the 'Buy-Down Period') when the borrower is not obligated to pay the full Scheduled Payment otherwise due on such loan, each of the Buy-Down Loans will provide for Scheduled Payments based on a hypothetical reduced interest rate (the 'Buy-Down Mortgage Rate') that will not have been more than 3% below the mortgage rate at origination, and for annual increases in the Buy-Down Mortgage Rate during the Buy-Down Period that will not exceed 1%. The Buy-Down Period will not exceed three years. Unless specified otherwise in the related Prospectus Supplement, the maximum amount of funds ('Buy-Down Amounts') that may be contributed by the Servicer of the related Buy-Down Loan is limited to 6% of the Appraised Value of the related Mortgaged Property. This limitation does not apply to contributions from immediate relatives or the employer of the mortgagor. Except as may be otherwise indicated in the related Prospectus Supplement, the borrower under each Buy-Down Loan will have been qualified at a mortgage rate which is not more than 3% per annum below the current mortgage rate at origination. Accordingly, the repayment of a Buy-Down Loan is dependent on the ability of the borrower to make larger Scheduled Payments after the Buy-Down Amounts have been depleted and, for certain Buy-Down Loans, while such Buy-Down Amounts are being depleted.

     Unless otherwise specified in the related Prospectus Supplement, with respect to Multifamily Loans, (a) no Mortgage Loan will have been delinquent for more than 30 days within the 12-month period ending with the Cut-off Date, (b) no more than two payments will have been 30 days or more delinquent during a three-year period ending on the Cut-off Date, (c) Mortgage Loans with respect to any single borrower will not exceed 5% of the aggregate principal balance of the Loans comprising the Mortgage Assets as of the Cut-off Date, and (d) the debt service coverage ratio with respect to each Mortgage Loan (calculated as described in the related Prospectus Supplement) will not be less than 11:1.

     Unless otherwise specified in the related Prospectus Supplement, the Bi-Weekly Loans will consist of fixed-rate, bi-weekly payment, conventional, fully-amortizing Mortgage Loans payable on every other Friday during the term thereof and secured by first mortgages on one- to four-family residential properties.

     Unless otherwise specified in the related Prospectus Supplement, ARMs will provide for a fixed initial mortgage rate for either the first six or twelve Scheduled Payments. Thereafter, the Mortgage Rates are subject to periodic adjustment based, subject to the applicable limitations, on changes in the relevant Index described in the applicable Prospectus Supplement, to a rate equal to the Index plus the Gross Margin, which is a fixed percentage spread over the Index established contractually for each ARM, at the time of its origination. An ARM may be convertible into a fixed-rate Mortgage Loan. To the extent specified in the related Prospectus Supplement, any ARM so converted may be subject to repurchase by the Seller, the Servicer or the Master Servicer.

     ARMs have features that can cause payment increases that some borrowers may find difficult to make. However, each of the ARMs provides that its mortgage rate may not be adjusted to a rate above the applicable lifetime mortgage rate cap (the 'Maximum Mortgage Rate') or below the applicable lifetime minimum mortgage rate (the 'Minimum Mortgage Rate'), if any, for such ARM. In addition, certain of the ARMs provide for limitations on the maximum amount by which their mortgage rates may adjust for any single adjustment period (the 'Periodic Rate Cap'). Some ARMs are payable in self-amortizing payments of principal and interest. Other ARMs ('Negatively Amortizing ARMs') instead provide for limitations on changes in the Scheduled Payment on such ARMs to protect borrowers from payment increases due to rising interest rates.

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Such limitations can result in Scheduled Payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its original maturity at the mortgage rate in effect during any particular adjustment period. In the event that the Scheduled Payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, then the Deferred Interest is added to the principal balance of such ARM causing the negative amortization thereof, and will be repaid through future Scheduled Payments. If specified in the related Prospectus Supplement, Negatively Amortizing ARMs may provide for the extension of their original stated maturity to accommodate changes in their mortgage rate. The relevant Prospectus Supplement will specify whether the ARMs comprising or underlying the Mortgage Assets are Negatively Amortizing ARMs.

     If applicable, the Prospectus Supplement for each Series will specify the Index to be used with respect to any Mortgage Loans underlying such Series.

     The related Prospectus Supplement for each Series will provide information with respect to the Mortgage Loans as of the Cut-off Date, generally including, among other things, (a) the aggregate outstanding principal balance of the Mortgage Loans; (b) the weighted average mortgage rate on the Mortgage Loans, and, in the case of ARMs, the weighted average of the current mortgage rates and the Maximum Mortgage Rates, if any; (c) the average outstanding principal balance of the Mortgage Loans; (d) the weighted average remaining term-to-stated maturity of the Mortgage Loans and the range of remaining terms-to-stated maturity; (e) the range of Loan-to-Value Ratios of the Mortgage Loans; (f) the relative percentage (by outstanding principal balance as of the Cut-off Date) of Mortgage Loans that are Additional Collateral Loans, ARMs, Balloon Loans, Buy-Down Loans, GEM Loans, GPM Loans, Cooperative Loans, Conventional Loans, Bi-Weekly Loans, FHA Loans and VA Loans, (g) the percentage of Mortgage Loans (by outstanding principal balance as of the Cut-off Date) that are covered by primary mortgage insurance policies; (h) any pool insurance policy, special hazard insurance policy or bankruptcy bond or other credit support relating to the Mortgage Loans; (i) the geographic distribution of the Mortgaged Properties securing the Mortgage Loans, (j) the percentage of Mortgage Loans (by principal balance as of the Cut-off Date) that are secured by Single Family Property, Multifamily Property, Cooperative Dwellings, investment property and vacation or second homes and (k) with respect to Mortgage Loans secured by a junior lien, the amount of the related Senior Liens. The related Prospectus Supplement will also specify any other limitations on the types or characteristics of Mortgage Loans which may comprise or underlie the Mortgage Assets for a Series.

     If information of the nature described above respecting the Mortgage Loans is not known to the Depositor at the time the Securities are initially offered, more general information of the nature described above will be provided in the Prospectus Supplement and the final specific information will be set forth in a Current Report on Form 8-K to be available to investors on the date of issuance of the related Series and to be filed, together with the related Pooling and Servicing Agreement, with respect to each Series of Certificates, or the related Servicing Agreement, Owner Trust Agreement and Indenture, with respect to each Series of Notes, with the Commission within 15 days after the initial issuance of such Securities.

THE MANUFACTURED HOME LOANS

     The Manufactured Home Loans comprising or underlying the Mortgage Assets for a Series of Securities will consist of manufactured housing conditional sales contracts and installment loan agreements originated by a manufactured housing dealer in the ordinary course of business and purchased by the Depositor. Each Manufactured Home Loan will have been originated by a bank or savings institution which is a FNMA- or FHLMC-approved seller/servicer or by any financial institution approved for insurance by the Secretary of Housing and Urban Development pursuant to Section 2 of the National Housing Act.

     The Manufactured Home Loans may be Conventional Loans, FHA Loans or VA Loans. Each Manufactured Home Loan will be secured by a Manufactured Home. Unless otherwise specified in the related Prospectus Supplement, the Manufactured Home Loans will be fully amortizing and will bear interest at a fixed interest rate.

     Unless otherwise specified in the related Prospectus Supplement for a Series, the Manufactured Homes securing the Manufactured Home Loans consist of manufactured homes within the meaning of 42 United States Code, Section 5402(6). In addition, unless otherwise specified in the related Prospectus Supplement for a Series,

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the following restrictions apply with respect to Manufactured Home Loans comprising or underlying the Mortgage Assets for a Series:

          (a) no Manufactured Home Loan will have had a Loan-to-Value Ratio at origination in excess of 95%;

          (b) each Manufactured Home Loan must have an original term to maturity of not less than three years and not more than 25 years;

          (c) no Manufactured Home Loan may be more than 30 days delinquent as to payment of principal or interest as of the Cut-off Date; and

          (d) each Manufactured Home Loan must have, as of the Cut-off Date, a standard hazard insurance policy (which may be a blanket policy) in effect with respect thereto.

     The initial Loan-to-Value Ratio of any Manufactured Home Loan represents the ratio of the principal amount of the Manufactured Home Loan at origination to the Appraised Value of such Manufactured Home. With respect to underwriting of Manufactured Home Loans, see 'Loan Underwriting Procedures and Standards.' With respect to servicing of Manufactured Home Loans, see 'Servicing of Loans.'

     The related Prospectus Supplement for each Series will provide information with respect to the Manufactured Home Loans comprising the Mortgage Assets as of the Cut-off Date, including, among other things, (a) the aggregate outstanding principal balance of the Manufactured Home Loans comprising or underlying the Mortgage Assets; (b) the weighted average interest rate on the Manufactured Home Loans; (c) the average outstanding principal balance of the Manufactured Home Loans; (d) the weighted average remaining scheduled term to maturity of the Manufactured Home Loans and the range of remaining scheduled terms to maturity;
(e) the range of Loan-to-Value Ratios of the Manufactured Home Loans; (f) the relative percentages (by principal balance as of the Cut-off Date) of Manufactured Home Loans that were made on new Manufactured Homes and on used Manufactured Homes; (g) any pool insurance policy, special hazard insurance policy or bankruptcy bond or other credit support relating to the Manufactured Home Loans; and (h) the distribution by state of Manufactured Homes securing the Loans. The related Prospectus Supplement will also specify any other limitations on the types or characteristics of Manufactured Home Loans which may be included in the Mortgage Assets for a Series.

     If information of the nature specified above respecting the Manufactured Home Loans is not known to the Depositor at the time the Securities are initially offered, more general information of the nature described above will be provided in the Prospectus Supplement and the final specific information will be set forth in a Current Report on Form 8-K to be available to investors on the date of issuance of the related Series and to be filed with the Commission within 15 days after the initial issuance of such Securities.

COLLECTION ACCOUNT AND CERTIFICATE ACCOUNT

     Unless otherwise specified in the related Prospectus Supplement, a separate Collection Account for each Series will be established by the Master Servicer in the name of the Trustee for deposit of all distributions received with respect to the Mortgage Assets for such Series, all Advances (other than Advances deposited into the Certificate Account), the amount of cash to be initially deposited therein, if any, reinvestment income thereon and certain other amounts required to be deposited therein pursuant to the related Pooling and Servicing Agreement or the related Servicing Agreement and Indenture. Unless otherwise specified in the related Prospectus Supplement or related Agreement, any reinvestment income or other gain from investments of funds in the Collection Account will be credited to such Collection Account, and any loss resulting from such investments will be charged to such Collection Account. Such reinvestment income may, however, be payable to the Master Servicer or to a Servicer as additional servicing compensation. See 'Servicing of Loans' and 'The
Agreements -- Investment of Funds.' In such a case, such reinvestment income would not be included in calculation of the Available Distribution Amount. See 'Description of the Securities -- Distributions on the Securities.'

     Funds on deposit in the Collection Account will be available for deposit into the Certificate Account for certain payments provided for in the related Pooling and Servicing Agreement or the related Servicing Agreement and Indenture. Unless otherwise specified in the Prospectus Supplement or the related Agreement, amounts in the Collection Account constituting reinvestment income which is payable to the Master Servicer as additional servicing compensation or for the reimbursement of advances or expenses, amounts in respect of any

                                       27



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Servicing Fee, Retained Interest, and amounts to be deposited into any reserve fund will not be included in determining amounts to be remitted to the Trustee for deposit into the Certificate Account.

     A separate Certificate Account will be established by the Trustee or, if so specified in the related Prospectus Supplement, by the Master Servicer, in either case in the name of the Trustee for the benefit of the Securityholders into which all funds received from the Master Servicer and all required withdrawals from any reserve funds and any draws on any Financial Guarantee Insurance for such Series will be deposited, pending distribution to the Securityholders. Unless otherwise specified in the related Prospectus Supplement, any reinvestment income or other gain from investments of funds in the Certificate Account will be credited to the Certificate Account and any loss resulting from such investments will be charged to such Certificate Account. Such reinvestment income, may, however, be payable to the Master Servicer or the Trustee as additional servicing compensation. On each Distribution Date, all funds on deposit in the Certificate Account, subject to certain permitted withdrawals by the Trustee as set forth in the related Agreement, will be available for remittance to the Securityholders; provided that, if it is specified in the related Prospectus Supplement that the Certificate Account will be maintained by the Master Servicer in the name of the Trustee, then, prior to each Distribution Date, funds in the Certificate Account will be transferred to a separate account established by and in the name of the Trustee from which the funds on deposit therein will, subject to permitted withdrawals by the Trustee as specified above, be available for remittance to the Securityholders. See also 'The Agreements -- Certificate Account' herein.

OTHER FUNDS OR ACCOUNTS

     A Trust Fund may include certain other funds and accounts or a security interest in certain funds and accounts for the purpose of, among other things, paying certain administrative fees and expenses of the Trust Fund and accumulating funds pending their distribution. If so specified in the related Prospectus Supplement, certain funds may be established with the Trustee with respect to Buy-Down Loans, GPM Loans, or other Loans having special payment features included in the Trust Fund in addition to or in lieu of any such similar funds to be held by the Servicer. See 'Servicing of Loans -- Payments on Loans; Deposits to Collection Accounts.' If Private Mortgage-Backed Securities are backed by GPM Loans and the value of a Multiple Class Series is determined on the basis of the scheduled maximum principal balance of the GPM Loans, a GPM Fund will be established which will be similar to that which would be established if GPM Loans constituted the Mortgage Assets. See 'Servicing of Loans -- Payments on Loans; Deposits to Collection Accounts' herein. Other similar accounts may be established as specified in the related Prospectus Supplement.

                   LOAN UNDERWRITING PROCEDURES AND STANDARDS

UNDERWRITING STANDARDS

     The Depositor expects that all Loans comprising the Mortgage Assets for a Series will have been originated in accordance with the underwriting procedures and standards described herein, except as otherwise set forth in the related Prospectus Supplement.

     The Seller of the Loans (or other entity specified in the related Prospectus Supplement, which may be the originator) will make representations and warranties concerning compliance with such underwriting procedures and standards. Additionally, unless otherwise specified in the related Prospectus Supplement, all or a sample of the Loans comprising Mortgage Assets for a Series will be reviewed by or on behalf of the Depositor to determine compliance with such underwriting standards and procedures and compliance with other requirements for inclusion in the Trust Fund.

     Mortgage Loans will have been originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act or a wholly-owned subsidiary thereof. Manufactured Home Loans may have been originated by such institutions or by a financial institution approved for insurance by the Secretary of Housing and Urban Development pursuant to Section 2 of the National Housing Act. Except as otherwise set forth in the related Prospectus Supplement for a Series of Securities, the originator of a Loan will have applied underwriting procedures intended to evaluate the borrower's credit standing and repayment ability

                                       28



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and the value and adequacy of the related property as collateral. FHA Loans and
VA Loans will have been originated in compliance with the underwriting policies of FHA and VA, respectively.

     Each borrower will have been required to complete an application designed to provide to the original lender pertinent credit information about the borrower. As part of the description of the borrower's financial condition, the borrower will have furnished information with respect to its assets, liabilities, income, credit history, employment history and personal information, and an authorization to apply for a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy. If the borrower was self-employed, the borrower will have been required to submit copies of recent tax returns. The borrower may also have been required to authorize verifications of deposits at financial institutions where the borrower had demand or savings accounts. Certain considerations may cause an originator of Loans to depart from these guidelines. For example, when two individuals co-sign the loan documents, the incomes and expenses of both individuals may be included in the computation. In the case of a Multifamily Loan, the Mortgagor will also be required to provide certain information regarding the related Multifamily Property, including a current rent roll and operating income statements (which may be pro forma and unaudited). In addition, the originator will generally also consider the location of the Multifamily Property, the availability of competitive lease space and rental income of comparable properties in the relevant market area, the overall economy and demographic features of the geographic area and the Mortgagor's prior experience in owning and operating properties similar to the Multifamily Properties.

     The adequacy of the property financed by the related Loan as security for repayment of such Loan will generally have been determined by appraisal in accordance with pre-established appraisal procedure guidelines for appraisals established by or acceptable to the originator. Appraisers may be staff appraisers employed by the Loan originator or independent appraisers selected in accordance with pre-established guidelines established by the Loan originator. The appraisal procedure guidelines will have required that the appraiser or an agent on its behalf to personally inspect the property and to verify that it was in good condition and that construction, if new, had been completed. The appraisal will have been based upon a market data analysis of recent sales of comparable properties and, when deemed applicable, a replacement cost analysis based on the current cost of constructing or purchasing a similar property. With respect to Multifamily Properties, the appraisal must specify whether an income analysis, a market analysis or a cost analysis was used. An appraisal employing the income approach to value analyzes a property's projected net cash flow, capitalization and other operational information in determining the property's value. The market approach to value analyzes the prices paid for the purchase of similar properties in the property's area, with adjustments made for variations between those other properties and the property being appraised. The cost approach to value requires the appraiser to make an estimate of land value and then determine the current cost of reproducing the improvements less any accrued depreciation. In any case, the value of the property being financed, as indicated by the appraisal, must be such that it currently supports, and is anticipated to support in the future, the outstanding loan balance. Unless otherwise specified in the related Prospectus Supplement, all appraisals are required to conform to the Uniform Standards of Professional Appraisal Practice and the Financial Institutions Reform, Recovery and Enforcement Act of 1989 ('FIRREA') and must be on forms acceptable to the FNMA and/or FHLMC.

     Based on the data provided, certain verifications and the appraisal, a determination will have been made by the original lender that the borrower's monthly income would be sufficient to enable the borrower to meet its monthly obligations on the Loan and other expenses related to the property (such as property taxes, utility costs, standard hazard and primary mortgage insurance and, if applicable, maintenance fees and other levies assessed by a Cooperative) and certain other fixed obligations other than housing expenses. The originating lender's guidelines for Loans secured by Single Family Property generally will specify that Scheduled Payments plus taxes and insurance and all Scheduled Payments extending beyond one year (including those mentioned above and other fixed obligations, such as car payments) would equal no more than specified percentages of the prospective borrower's gross income. These guidelines will generally be applied only to the payments to be made during the first year of the Loan. Except as otherwise specified in the related Prospectus Supplement, with respect to Mortgage Loans that are Conventional Loans, underwriting guidelines used to establish the relevant percentages of gross income will be similar to underwriting guidelines used by FNMA and FHLMC at the time of origination of the Loan, except that the ratio of Scheduled Payments and certain other fixed obligations to monthly gross income may exceed the comparable FNMA or FHLMC limits as specified in the related Prospectus Supplement.

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     With respect to FHA Loans and VA Loans, traditional underwriting guidelines used by the FHA and the VA, as the case may be, which were in effect at the time of origination of each Loan will generally have been applied. With respect to Manufactured Home Loans that are Conventional Loans, the related Prospectus Supplement will specify the required minimum down payment, the maximum amount of purchase price eligible for financing, the maximum original principal amount that may be financed, and the limitations on ratios of borrower's Scheduled Payment to gross monthly income and monthly income net of other fixed payment obligations.

     In the case of the Multifamily Loans, lenders typically look to the Debt Service Coverage Ratio of a loan as an important measure of the risk of default on such a loan. Unless otherwise defined in the related Prospectus Supplement, the 'Debt Service Coverage Ratio' of a Multifamily Loan at any given time is the ratio of (i) the Net Operating Income of the related Mortgaged Property for a twelve-month period to (ii) the annualized scheduled payments on the Mortgage Loan and on any other loan that is secured by a lien on the Mortgaged Property prior to the lien of the related Mortgage. Unless otherwise defined in the related Prospectus Supplement, 'Net Operating Income' means, for any given period, the total operating revenues derived from a Multifamily Property during such period, minus the total operating expenses incurred in respect of such property during such period other than (i) non-cash items such as depreciation and amortization, (ii) capital expenditures and (iii) debt service on loans (including the related Mortgage Loan) secured by liens on such property. The Net Operating Income of a Multifamily Property will fluctuate over time and may or may not be sufficient to cover debt service on the related Mortgage Loan at any given time. As the primary source of the operating revenues of a Multifamily Property, rental income (and maintenance payments from tenant-stockholders of a cooperatively owned Multifamily Property) may be affected by the condition of the applicable real estate market and/or area economy. Increases in operating expenses due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate tax rates, energy costs, labor costs and other operating expenses, and/or to changes in governmental rules, regulations and fiscal policies, may also affect the risk of default on a Multifamily Loan. Lenders also look to the Loan-to-Value Ratio of a Multifamily Loan as a measure of risk of loss if a property must be liquidated following a default.

     If so specified in the related Prospectus Supplement, the underwriting of a Multifamily Loan may also include environmental testing. Under the laws of certain states, contamination of real property may give rise to a lien on the property to assure the costs of cleanup. In several states, such a lien has priority over an existing mortgage lien on such property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ('CERCLA'), a lender may be liable, as an 'owner' or 'operator,' for costs of addressing releases or threatened releases of hazardous substances at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether or not the environmental damage or threat was caused by the borrower or a prior owner. A lender also risks such liability on foreclosure of the mortgage. See 'Certain Legal Aspects of Mortgage Loans -- Environmental Legislation.'

     With respect to Multifamily Property, the Loan originator will have made an assessment of the capabilities of the management of the project, including a review of management's past performance record, its management reporting and control procedures (to determine its ability to recognize and respond to problems) and its accounting procedures to determine cash management ability. Income derived from the Mortgaged Property constituting investment property may have been considered for underwriting purposes, rather than the income of the borrower from other sources.

     With respect to Mortgaged Property consisting of vacation or second homes, no income derived from the property will have been considered for underwriting purposes.

     Certain types of Loans that may be included in the Mortgage Assets for a Series are recently developed and may involve additional uncertainties not present in traditional types of loans. For example, Balloon Loans, Buy-Down Loans, GEM Loans and GPM Loans provide for escalating or variable payments by the borrower. These types of Loans are underwritten on the basis of a judgment that the borrower will have the ability to make larger Scheduled Payments in subsequent years. ARMs may involve similar assessments.

     To the extent specified in the related Prospectus Supplement, the Depositor may purchase Loans (or participation interests therein) for inclusion in a Trust Fund that are underwritten under standards and procedures which vary from and are less stringent than those described herein. For instance, Loans may be underwritten under a 'limited documentation program,' if specified in the Prospectus Supplement. With respect to such

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Loans, minimal investigation into the borrowers' credit history and income profile is undertaken by the originator and such Loans may be underwritten primarily on the basis of an appraisal of the Mortgaged Property and Loan-to-Value Ratio on origination. Thus, if the Loan-to-Value Ratio is less than a percentage specified in the related Prospectus Supplement, the originator may forego certain aspects of the review relating to monthly income, and traditional ratios of monthly or total expenses to gross income may not be applied.

     In addition, Mortgage Loans may have been originated in connection with a governmental program under which underwriting standards were significantly less stringent and designed to promote home ownership or the availability of affordable residential rental property notwithstanding higher risks of default and losses. The related Prospectus Supplement will specify the underwriting standards applicable to such Mortgage Loans.

     The underwriting standards applied by the Loan originator require that the underwriting officers be satisfied that the value of the property being financed, as indicated by an appraisal, currently supports and is anticipated to support in the future the outstanding loan balance, and provides sufficient value to mitigate the effects of adverse shifts in real estate values. Certain states where the Mortgaged Properties may be located have 'antideficiency' laws requiring, in general, that lenders providing credit on Single Family Property look solely to the property for repayment in the event of foreclosure. See 'Certain Legal Aspects of Loans' herein.

     With respect to the underwriting standards applicable to any Mortgage Loans, such underwriting standards generally include a set of specific criteria pursuant to which the underwriting evaluation is made. However, the application of such underwriting standards does not imply that each specific criterion was satisfied individually. Rather, a Mortgage Loan will be considered to be originated in accordance with a given set of underwriting standards if, based on an overall qualitative evaluation, the loan is in substantial compliance with such underwriting standards. For example, a Mortgage Loan may be considered to comply with a set of underwriting standards, even if one or more specific criteria included in such underwriting standards were not satisfied, if other factors compensated for the criteria that were not satisfied or if the Mortgage Loan is considered to be in substantial compliance with the underwriting standards.

LOSS EXPERIENCE

     The general appreciation of real estate values experienced in the past has been a factor in limiting the general loss experience on Conventional Loans. However, there can be no assurance that the past pattern of appreciation in value of the real property securing such Loans will continue. Further, there is no assurance that appreciation of real estate values generally will limit loss experiences on non-traditional housing such as Multifamily Property, Manufactured Homes or Cooperative Dwellings. Similarly, no assurance can be given that the value of the Mortgaged Property (including Cooperative Dwellings) securing a Loan has remained or will remain at the level existing on the date of origination of such Loan. If the residential real estate market should experience an overall decline in property values such that the outstanding balances of the Loans and any secondary financing on the Mortgaged Properties securing such Loans become equal to or greater than the value of such Mortgaged Properties, then the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, the value of property securing Cooperative Loans and the delinquency rates with respect to Cooperative Loans, could be adversely affected if the current favorable tax treatment of cooperative tenant stockholders were to become less favorable. See 'Certain Legal Aspects of Loans' herein.

     No assurance can be given that values of Manufactured Homes have or will remain at the levels existing on the dates of origination of the related Loan. Manufactured Homes are less likely to experience appreciation in value and more likely to experience depreciation in value over time than other types of Mortgaged Property. Additionally, delinquency, loss and foreclosure experience on Manufactured Home Loans may be adversely affected to a greater degree by regional and local economic conditions than more traditional Mortgaged Property. Loans secured by Multifamily Property may also be more susceptible to losses due to changes in local and regional economic conditions than Loans secured by Single Family Property. For example, unemployment resulting from an economic downturn in local industry may sharply affect occupancy rates. Also, interest rate fluctuations can make home ownership a more attractive alternative to renting, causing occupancy rates and market rents to decline. New construction can create an oversupply, particularly in a market that has experienced high vacancy rates.

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     To the extent that losses resulting from delinquencies, losses and foreclosures or repossession of Mortgaged Property with respect to Loans included in the Mortgage Assets for a Series of Securities are not covered by the methods of credit support or the insurance policies described herein or in the related Prospectus Supplement, such losses will be borne by Holders of the Securities of such Series. Even where credit support covers all losses resulting from delinquency and foreclosure or repossession, the effect of foreclosures and repossessions may be to increase prepayment experience on the Mortgage Assets, thus reducing average weighted life and affecting yield to maturity. See 'Yield, Prepayment and Maturity Considerations.'

REPRESENTATIONS AND WARRANTIES

     Unless otherwise specified in the related Prospectus Supplement or in the related Agreement, the Seller (or other party as described in the related Prospectus Supplement) will represent and warrant to the Depositor and the Trustee with respect to the Mortgage Loans comprising the Mortgage Assets in a Trust Fund, upon delivery of the Mortgage Loans to the Trustee hereunder, among other things, generally that: (i) any required hazard and primary mortgage insurance policies were effective at the origination of such Mortgage Loan, and each such policy remained in effect on the date of purchase of such Mortgage Loan from the Seller by or on behalf of the Depositor; (ii) either (A) a title insurance policy insuring (subject only to permissible title insurance exceptions) the lien status of the Mortgage was effective at the origination of such Mortgage Loan and such policy remained in effect on the date of purchase of the Mortgage Loan from the Seller by or on behalf of the Depositor or (B) if the Mortgaged Property securing such Mortgage Loan is located in an area where such policies are generally not available, there is in the related mortgage file an attorney's certificate of title indicating (subject to such permissible exceptions set forth therein) the first lien status of the mortgage; (iii) the Seller has good title to such Mortgage Loan and such Mortgage Loan was subject to no offsets, defenses or counterclaims except as may be provided under the Relief Act and except to the extent that any buydown agreement exists for a Buy-Down Loan; (iv) there are no mechanics' liens or claims for work, labor or material affecting the related Mortgaged Property which are, or may be a lien prior to, or equal with, the lien of the related Mortgage (subject only to permissible title insurance exceptions); (v) the related Mortgaged Property is free from material damage and at least in adequate repair; (vi) there are no delinquent tax or assessment liens against the related Mortgaged Property; (vii) such Mortgage Loan is not more than 30 days' delinquent as to any scheduled payment of principal and/or interest; (viii) if a primary mortgage insurance policy is required with respect to such Mortgage Loan, such Mortgage Loan is the subject of such a policy; and (ix) such Mortgage Loan was made in compliance with, and is enforceable under, all applicable local, state and federal laws in all material respects.

     If the Mortgage Loans include Cooperative Loans, no representations or warranties with respect to title insurance or hazard insurance will be given. In addition, if the Mortgage Loans include Condominium Loans, no representation regarding hazard insurance will be given. Generally, the Cooperative or Condominium Association itself is responsible for the maintenance of hazard insurance for property owned by the Cooperative and the Condominium Association is responsible for maintaining standard hazard insurance, insuring the entire Condominium Building (including each individual Condominium Unit), and the borrowers of that Cooperative or Condominium do not maintain separate hazard insurance on their individual Cooperative Dwellings or Condominium Units. See 'Servicing of Loans -- Maintenance of Insurance Policies and Other Servicing Procedures' herein. With respect to a Cooperative Loan, the Seller (or other party as described in the related Prospectus Supplement) will represent and warrant that (i) the security interest created by the cooperative security agreements is a valid first lien on the collateral securing the Cooperative Loan (subject to the right of the related Cooperative to cancel shares and terminate the proprietary lease for unpaid assessments) and (ii) the related Cooperative Dwelling is free of material damage and in good repair.

     Unless otherwise specified in the related Prospectus Supplement, with respect to each Manufactured Home Loan, the Seller (or other party as described in the related Prospectus Supplement) will represent and warrant, among other things that (i) immediately prior to the transfer and assignment of the Manufactured Home Loans to the Trustee, the Seller had good title to, and was the sole owner of, each Manufactured Home Loan; (ii) as of the date of such transfer and assignment, the Manufactured Home Loans are subject to no offsets, defenses or counterclaims; (iii) each Manufactured Home Loan at the time it was made complied in all material respects with applicable state and federal laws, including usury, equal credit opportunity and truth-in-lending or similar disclosure laws; (iv) as of the date of such transfer and assignment, each Manufactured Home Loan constitutes a valid first lien on the related Manufactured Home and such Manufactured Home is free of material damage and

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is in good repair; (v) as of the date of such representation and warranty, no
Manufactured Home Loan is more than 30 days delinquent and there are no delinquent tax or assessment liens against the related Manufactured Home; and
(vi) with respect to each Manufactured Home Loan, any required hazard insurance policy was effective at the origination of each Manufactured Home Loan and remained in effect on the date of the transfer and assignment of the Manufactured Home Loan from the Depositor and that all premiums due on such insurance have been paid in full.

     Upon the discovery of the breach of any representation or warranty made by the Master Servicer in respect of a Loan that materially and adversely affects the interest of the Securityholder in such Loan, the Seller (or other party as described in the Prospectus Supplement) will be obligated to cure such breach in all material respects, repurchase such Loan from the Trustee, or deliver a Qualified Substitute Mortgage Loan as described below under 'The
Agreements -- Assignment of Mortgage Assets.' See 'Risk Factors -- Limited Obligations and Assets of the Depositor.' If the Seller or other party fails to cure or repurchase, another party may be required to cure or repurchase as described in the Prospectus Supplement. The PMBS Trustee (in the case of Private Mortgage-Backed Securities) or the Trustee, as applicable, will be required to enforce this obligation following the practices it would employ in its good faith business judgment were it the owner of such Loan. If so specified in the related Prospectus Supplement, the Master Servicer may be obligated to enforce such obligations rather than the Trustee or PMBS Trustee.

                               SERVICING OF LOANS

GENERAL

     Customary servicing functions with respect to Loans constituting the Mortgage Assets in the Trust Fund will be provided by the Master Servicer directly or through one or more servicers (the 'Servicers') subject to supervision by the Master Servicer. If the Master Servicer is not directly servicing the Loans, then the Master Servicer will (i) administer and supervise the performance by the Servicers of their servicing responsibilities under their servicing agreements ('Sub-Servicing Agreements') with the Master Servicer, (ii) maintain any standard or special hazard insurance policy, primary mortgage insurance bankruptcy bond or pool insurance policy required for the related Loans and (iii) advance funds as described below under 'Advances.' If the Master Servicer services the Loans through Servicers as its agents, the Master Servicer will be ultimately responsible for the performance of all servicing activities, including those performed by the Servicers, notwithstanding its delegation of certain responsibilities to such Servicer.

     The Master Servicer will be a party to the Pooling and Servicing Agreement or Servicing Agreement for any Series for which Loans comprise the Mortgage Assets and may be a party to a Participation Agreement executed with respect to any Participation Securities which constitute the Mortgage Assets. The Master Servicer may be an affiliate of the Depositor. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer and each Servicer will be required to be a FNMA- or FHLMC-approved seller/servicer and, in the case of FHA Loans, approved by HUD as an FHA mortgagee.

     The Master Servicer will be paid a Servicing Fee for the performance of its services and duties under each Pooling and Servicing Agreement or Servicing Agreement as specified in the related Prospectus Supplement. Each Servicer, if any, will be entitled to receive a portion of the Servicing Fee. In addition, the Master Servicer or Servicer may be entitled to retain late charges, assumption fees and similar charges to the extent collected from mortgagors. If a Servicer is terminated by the Master Servicer, the servicing function of the Servicer will be either transferred to a substitute Servicer or performed by the Master Servicer. The Master Servicer will be entitled to retain the portion of the Servicing Fee paid to the Servicer under a terminated Sub-Servicing Agreement if the Master Servicer elects to perform such servicing functions itself.

     The Master Servicer, at its election, may pay itself the Servicing Fee for a Series with respect to each Mortgage Loan either by (a) withholding the Servicing Fee from any scheduled payment of interest prior to the deposit of such payment in the Collection Account for such Series, (b) withdrawing the Servicing Fee from the Collection Account after the entire Scheduled Payment has been deposited in the Collection Account, or (c) requesting that the Trustee pay the Servicing Fee out of amounts in the Certificate Account.

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COLLECTION PROCEDURES; ESCROW ACCOUNTS

     The Master Servicer will make reasonable efforts to collect all payments required to be made under the Mortgage Loans and will, consistent with the related Pooling and Servicing Agreement or Servicing Agreement for a Series and any applicable insurance policies and other forms of credit support, follow such collection procedures as it follows with respect to comparable loans held in its own portfolio. Consistent with the above, the Master Servicer may, in its discretion, (i) waive any assumption fee, late payment charge, or other charge in connection with a Loan and (ii) arrange with a mortgagor a schedule for the liquidation of delinquencies by extending the Due Dates for Scheduled Payments on such Loan, provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related insurance policy or materially and adversely affect the lien of the related Mortgage or the lien on any related Additional Collateral. In addition, unless otherwise specified in the related Prospectus Supplement, if a material default occurs or a payment default is reasonably foreseeable with respect to a Multifamily Loan, the Master Servicer will be permitted, subject to any specific limitations set forth in the related Pooling and Servicing Agreement or Servicing Agreement and described in the related Prospectus Supplement, to modify, waive or amend any term of such Mortgage Loan, including deferring payments, extending the stated maturity date or otherwise adjusting the payment schedule, provided that such modification, waiver or amendment (i) is reasonably likely to produce a greater recovery with respect to such Mortgage Loan on a present value basis than would liquidation and (ii) will not adversely affect the coverage under any applicable instrument of credit enhancement.

     In the case of Multifamily Loans, a Mortgagor's failure to make required Mortgage Loan payments may mean that operating income is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a Mortgagor under a Multifamily Loan that is unable to make Mortgage Loan payments may also be unable to make timely payment of taxes and otherwise to maintain and insure the related Mortgaged Property. In general, the related Master Servicer will be required to monitor any Multifamily Loan that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related Mortgaged Property, initiate corrective action in cooperation with the Mortgagor if cure is likely, inspect the related Mortgaged Property and take such other actions as are consistent with the servicing standard. A significant period of time may elapse before the Master Servicer is able to assess the success of any such corrective action or the need for additional initiatives. The time within which the Master Servicer can make the initial determination of appropriate action, evaluate the success of corrective action, develop additional initiatives, institute foreclosure proceedings and actually foreclose (or accept a deed to a Mortgaged Property in lieu of foreclosure) on behalf of the Securityholders of the related Series may vary considerably depending on the particular Multifamily Loan, the Mortgaged Property, the Mortgagor, the presence of an acceptable party to assume the Multifamily Loan and the laws of the jurisdiction in which the Mortgaged Property is located. If a Mortgagor files a bankruptcy petition, the Master Servicer may not be permitted to accelerate the maturity of the related Multifamily Loan or to foreclose on the Mortgaged Property for a considerable period of time. See 'Certain Legal Aspects of Mortgage Loans.'

     Unless otherwise specified in the related Prospectus Supplement, the Master Servicer, to the extent permitted by law, will establish and maintain escrow accounts ('Escrow Accounts') in which payments by borrowers to pay taxes, assessments, mortgage and hazard insurance premiums, and other comparable items that are required to be paid to the mortgagee will be deposited. Mortgage Loans and Manufactured Home Loans may not require such payments under the loan related documents, in which case the Master Servicer would not be required to establish any Escrow Account with respect to such Loans. Withdrawals from the Escrow Accounts are to be made to effect timely payment of taxes, assessments, mortgage and hazard insurance, to refund to borrowers amounts determined to be overages, to pay interest to borrowers on balances in the Escrow Account to the extent required by law, to repair or otherwise protect the property securing the related Loan and to clear and terminate such Escrow Account. The Master Servicer will be responsible for the administration of the Escrow Accounts and generally will make advances to such account when a deficiency exists therein.

DEPOSITS TO AND WITHDRAWALS FROM THE COLLECTION ACCOUNT

     Unless otherwise indicated in the related Prospectus Supplement, the Collection Account will be an Eligible Account and the funds held therein may be invested, pending remittance to the Trustee, in Eligible Investments. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will be

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entitled to receive as additional compensation any interest or other income earned on funds in the Collection Account.

     Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will deposit into the Collection Account for each Series on the Business Day following the Closing Date any amounts representing Scheduled Payments due after the related Cut-off Date but received by the Master Servicer on or before the related Cut-off Date, and thereafter, after the date of receipt thereof, the following payments and collections received or made by it (other than in respect of principal of and interest on the related Loans due on or before such Cut-off Date):

          (i) All payments on account of principal, including prepayments, on such Loans;

          (ii) All payments on account of interest on such Loans net of any portion thereof retained by the related Servicer (including the Master Servicer), if any, as servicing compensation on the Loans in accordance with the related Pooling and Servicing Agreement or Servicing Agreement;

          (iii) All Insurance Proceeds and all amounts received by the Master Servicer in connection with the liquidation of defaulted Loans or property acquired in respect thereof, whether through foreclosure sale or otherwise, including payments in connection with such Loans received from the mortgagor, other than amounts required to be paid to the mortgagor pursuant to the terms of the applicable Mortgage or otherwise pursuant to law ('Liquidation Proceeds'), exclusive of proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures, net of expenses incurred by the Master Servicer (or the related Servicer) in connection with the liquidation of any defaulted Mortgage Loan and not recovered under a primary mortgage insurance policy ('Liquidation Expenses');

          (iv) Any Buydown Funds (and, if applicable, investment earnings thereon) required to be paid as described herein;

          (v) All proceeds of any Mortgage Loan in such Trust Fund purchased (or, in the case of a substitution, certain amounts representing a principal adjustment) by the Master Servicer, the Seller or any other person pursuant to the terms of the related Pooling and Servicing Agreement or Servicing Agreement;

          (vi) All amounts required to be deposited therein in connection with any losses on Eligible Investments pursuant to the related Pooling and Servicing Agreement or Servicing Agreement; and

          (vii) All other amounts required to be deposited therein pursuant to the related Pooling and Servicing Agreement or Servicing Agreement.

     The Master Servicer is permitted, from time to time, to make withdrawals from the Collection Account for certain purposes, as specifically set forth in the related Pooling and Servicing Agreement or Servicing Agreement, which generally will include the following, except as otherwise provided therein:

          (i) to make deposits to the Certificate Account in the amounts and in the manner provided in the Pooling and Servicing Agreement or Servicing Agreement;

          (ii) to reimburse itself for Advances, including amounts advanced in respect of taxes, insurance premiums or similar expenses as to any Mortgaged Property, out of late payments or collections on the related Mortgage Loan with respect to which such Advances were made;

          (iii) to pay to itself unpaid Servicing Fees, out of payments or collections of interest on each Mortgage Loan;

          (iv) to pay to itself as additional servicing compensation any investment income on funds deposited in the Collection Account, and, if so provided in the related Pooling and Servicing Agreement or Servicing Agreement, any profits realized upon disposition of a Mortgaged Property acquired by deed in lieu of foreclosure or otherwise allowed under the related Pooling and Servicing Agreement or Servicing Agreement;

          (v) to pay to itself or the Seller all amounts received with respect to each Mortgage Loan purchased, repurchased or removed pursuant to the terms of the related Pooling and Servicing Agreement or Servicing Agreement and not required to be distributed as of the date on which the related purchase price is determined;

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          (vi) to reimburse itself for any Advance previously made which the
     Master Servicer has determined to not be ultimately recoverable from Liquidation Proceeds, Insurance Proceeds or otherwise, subject, in the case of a Series with Senior Securities and Subordinate Securities, to certain limitations set forth in the related Pooling and Servicing Agreement or Servicing Agreement as described in the related Prospectus Supplement;

          (vii) to pay for costs and expenses incurred by the Trust Fund for environmental site assessments performed with respect to Multifamily Properties that constitute security for defaulted Mortgage Loans, and for any containment, clean-up or remediation of hazardous wastes and materials present on such Mortgaged Properties, as described below under ' -- Presentation of Claims; Realization Upon Defaulted Loans';

          (viii) to reimburse itself, the Trustee or the Depositor for certain other expenses incurred for which it, the Trustee or the Depositor is entitled to reimbursement or against which it, the Trustee or the Depositor is indemnified pursuant to the related Pooling and Servicing Agreement or the related Servicing Agreement and Indenture;

          (ix) to make any other withdrawals permitted by the related Pooling and Servicing Agreement or Servicing Agreement and described in the related Prospectus Supplement; and

          (x) to clear the Collection Account of amounts relating to the corresponding Loans in connection with the termination of the Trust Fund pursuant to the Pooling and Servicing Agreement or Servicing Agreement.

SERVICING ACCOUNTS

     Unless otherwise specified in the related Prospectus Supplement, in those cases where a Servicer is servicing a Mortgage Loan, the Servicer will establish and maintain an account (a 'Servicing Account') that will be an Eligible Account and which is otherwise acceptable to the Master Servicer. The Servicer is required to deposit into the Servicing Account all proceeds of Mortgage Loans received by the Servicer, less its servicing compensation and any reimbursed expenses and advances, to the extent permitted by the Sub-Servicing Agreement. On the date specified in the related Prospectus Supplement, the Servicer will remit to the Master Servicer all funds held in the Servicing Account with respect to each Mortgage Loan, after deducting from such remittance an amount equal to the servicing compensation and unreimbursed expenses and advances to which it is then entitled pursuant to the related Sub-Servicing Agreement, to the extent not previously paid to or retained by it. In addition on each such date the Servicer will be required to remit to the Master Servicer any amount required to be advanced pursuant to the related Sub-Servicing Agreement, and the Servicer will also be required to the Master Servicer, within one business day of receipt, the proceeds of any principal Prepayments and all Insurance Proceeds and Liquidation Proceeds.

BUY-DOWN LOANS, GPM LOANS AND OTHER SUBSIDIZED LOANS

     With respect to each Buy-Down Loan, if any, included in a Trust Fund the Master Servicer will deposit all Buy-Down Amounts in a custodial account (which may be interest-bearing) complying with the requirements set forth above for the Collection Account (the 'Buy-Down Fund'). The amount of such deposit, together with investment earnings thereon at the rate specified in the related Prospectus Supplement, will provide sufficient funds to support the payments on such Buy-Down Loan on a level debt service basis. The Master Servicer will not be obligated to add to the Buy-Down Account should amounts therein and investment earnings prove insufficient to maintain the scheduled level of payments on the Buy-Down Loans, in which event distributions to the Securityholders may be affected. Unless otherwise provided in the related Prospectus Supplement, a Buy-Down Fund will not be included in or deemed to be a part of the Trust Fund.

     The terms of certain of the Loans may provide for the contribution of subsidy funds by the seller of the related Mortgaged Property or by another entity. With respect to each such Loan, the Master Servicer will deposit the subsidy funds in a custodial account (which may be interest-bearing) complying with the requirements set forth above for the Collection Account set forth above (a 'Subsidy Fund'). Unless otherwise specified in the related Prospectus Supplement, the terms of each such Loan will provide for the contribution of the entire undiscounted amount of subsidy amounts necessary to maintain the scheduled level of payments due during the early years of such Loan. Neither the Master Servicer, any Servicer nor the Depositor will be

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obligated to add to such Subsidy Fund any of its own funds. Unless otherwise provided in the related Prospectus Supplement, such Subsidy Fund will not be included in or deemed to be a part of the Trust Fund.

     If the Depositor values any GPM Loans deposited into the Trust Fund for a Multiple Class Series on the basis of such GPM Loan's scheduled maximum principal balance, the Master Servicer will, if and to the extent provided in the related Prospectus Supplement, deposit in a custodial account (which may be interest-bearing) (the 'GPM Fund') complying with the requirements set forth above for the Collection Account an amount which, together with reinvestment income thereon at the rate set forth in the related Prospectus Supplement, will be sufficient to cover the amount by which payments of principal and interest on such GPM Loans assumed in calculating payments due on the Securities of such Multiple Class Series exceed the scheduled payments on such GPM Loans. The Trustee will withdraw amounts from the GPM Fund for a Series upon a prepayment of such GPM Loan as necessary and apply such amounts to the payment of principal and interest on the Securities of such Series. Neither the Depositor, the Master Servicer nor any Servicer will be obligated to supplement the GPM Fund should amounts therein and investment earnings thereon prove insufficient to maintain the scheduled level of payments, in which event, distributions to the Securityholders may be affected. Unless otherwise specified in the related Prospectus Supplement, such GPM Fund will not be included in or deemed to be part of the Trust Fund.

     With respect to any other type of Loan which provides for payments other than on the basis of level payments, an account may be established as described in the related Prospectus Supplement on terms similar to those relating to the Buy-Down Fund, Subsidiary Fund or the GPM Fund.

ADVANCES AND LIMITATIONS THEREON

     General. The related Prospectus Supplement will describe the circumstances under which the Master Servicer or Servicer will make Advances with respect to delinquent payments on Loans. Unless otherwise specified in the related Prospectus Supplement, neither the Master Servicer nor any Servicer will be obligated to make Advances, and such obligation may be limited in amount, may be limited to advances received from the Servicers, if any, or may not be activated until a certain portion of a specified reserve fund is depleted. If the Master Servicer is obligated to make Advances, a surety bond or other credit support may be provided with respect to such obligation as described in the related Prospectus Supplement. Advances are intended to provide liquidity and not to guarantee or insure against losses. Accordingly, any funds advanced are recoverable by the Servicer or the Master Servicer, as the case may be, out of amounts received on particular Loans which represent late recoveries of principal or interest, proceeds of insurance polices or Liquidation Proceeds respecting which any such Advance was made. If an Advance is made and subsequently determined to be nonrecoverable from late collections, proceeds of insurance polices or Liquidation Proceeds from the related Loan, the Servicer or Master Servicer will be entitled to reimbursement from other funds in the Certificate Account, Collection Account or Servicing Account, as the case may be, or from a specified reserve fund as applicable, to the extent specified in the related Prospectus Supplement. With respect to any Multiple Class Series, so long as the related Subordinate Securities remain outstanding and subject to certain limitations as described in the related Prospectus Supplement, such Advances by the Master Servicer may also be reimbursable out of amounts otherwise distributable to holders of the Subordinate Securities, if any.

     Advances in Connection With Prepaid Loans. In addition when a borrower makes a principal prepayment in full between Due Dates on the related Loan, the borrower will generally be required to pay interest on the principal amount prepaid only to the date of such prepayment. If and to the extent provided in the related Prospectus Supplement, in order that one or more Classes of the Securityholders of a Series will not be adversely affected by any resulting shortfall in interest, the Master Servicer may be obligated to advance moneys from its own funds to the extent necessary to include in its remittance to the Trustee for deposit into the Certificate Account an amount equal to a full Scheduled Payment of interest on the related Loan (less any related Servicing
Fees). Any such principal prepayment, together with a full Scheduled Payment of interest thereon (to the extent of such adjustment or advance), will be distributed to Securityholders on the related Distribution Date. If the amount necessary to include a full Scheduled Payment of interest as described above exceeds the amount which the Master Servicer is obligated to advance, as applicable, a shortfall may occur as a result of a prepayment in full. See 'Yield, Prepayment and Maturity Considerations.'

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MAINTENANCE OF INSURANCE POLICIES AND OTHER SERVICING PROCEDURES

     Standard Hazard Insurance; Flood Insurance. Except as otherwise specified in the related Prospectus Supplement, the Master Servicer will be required to maintain or to cause the borrower on each Loan to maintain or will use its best reasonable efforts to cause each Servicer of a Loan to maintain a standard hazard insurance policy providing coverage of the standard form of fire insurance with extended coverage for certain other hazards as is customary in the state in which the property securing the related Loan is located. See 'Description of Mortgage and Other Insurance' herein. Unless otherwise specified in the related Prospectus Supplement, coverage will be in an amount at least equal to the greater of (i) the amount necessary to avoid the enforcement of any co-insurance clause contained in the policy or (ii) the outstanding principal balance of the related Loan. The Master Servicer will also maintain on REO Property that secured a defaulted Loan and that has been acquired upon foreclosure, deed in lieu of foreclosure, or repossession, a standard hazard insurance policy in an amount that is at least equal to the maximum insurable value of such REO Property. No earthquake or other additional insurance will be required of any borrower or will be maintained on REO Property acquired in respect of a defaulted Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance. When, at the time of origination of a Loan or at any time during the term of the Loan the Master Servicer or the related Servicer determines that the related Mortgaged Property is located in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Flood Emergency Management Agency as having special flood hazards and flood insurance has been made available, the borrower will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (i) the outstanding principal balance of the Loan or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1983 or the National Flood Insurance Reform Act of 1994, as amended. The Pooling and Servicing Agreement or Servicing Agreement will obligate the Mortgagor to obtain and maintain all requisite flood insurance coverage at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the Master Servicer or Servicer to obtain and maintain such coverage at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

     Any amounts collected by the Master Servicer or the Servicer, as the case may be, under any such policies of insurance (other than amounts to be applied to the restoration or repair of the Mortgaged Property, released to the borrower in accordance with normal servicing procedures or used to reimburse the Master Servicer for amounts to which it is entitled to reimbursement) will be deposited in the Collection Account. In the event that the Master Servicer obtains and maintains a blanket policy insuring against hazard losses on all of the Loans, written by an insurer then acceptable to each Rating Agency which assigns a rating to such Series, it will conclusively be deemed to have satisfied its obligations to cause to be maintained a standard hazard insurance policy for each Loan or related REO Property. This blanket policy may contain a deductible clause, in which case the Master Servicer will, in the event that there has been a loss that would have been covered by such policy absent such deductible clause, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of the application of such deductible clause.

     The Depositor will not require that a standard hazard or flood insurance policy be maintained on the Cooperative Dwelling relating to any Cooperative Loan. Generally, the Cooperative itself is responsible for maintenance of hazard insurance for the property owned by the cooperative and the tenant-stockholders of that cooperative do not maintain individual hazard insurance policies. To the extent, however, that a Cooperative and the related borrower on a Cooperative Loan do not maintain such insurance or do not maintain adequate coverage or any insurance proceeds are not applied to the restoration of damaged property, any damage to such borrower's Cooperative Dwelling or such Cooperative's building could significantly reduce the value of the collateral securing such Cooperative Loan to the extent not covered by other credit support. Similarly, the Depositor will not require that a standard hazard or flood insurance policy be maintained on a Condominium Unit relating to any Condominium Loan. Generally, the Condominium Association is responsible for maintenance of hazard insurance insuring the entire Condominium building (including each individual Condominium
Unit), and the owner(s) of an individual Condominium Unit do not maintain separate hazard insurance policies. To the extent, however, that a Condominium Association and the related borrower on a Condominium Loan do not maintain such insurance or do not maintain adequate coverage or any insurance proceeds are not applied to the restoration of damaged property, any damage to such borrower's Condominium

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


Unit or the related Condominium Building could significantly reduce the value of the collateral securing such Condominium Loan to the extent not covered by other credit support.

     Special Hazard Insurance Policy. If, and to the extent specified in the related Prospectus Supplement, the Master Servicer will maintain a special hazard insurance policy, in the amount set forth in the related Prospectus Supplement, in full force and effect with respect to the Loans unless otherwise specified in the related Prospectus Supplement, the special hazard insurance policy will provide for a fixed premium rate based on the declining aggregate outstanding principal balance of the Loans. The Master Servicer will agree to pay the premium for any special hazard insurance policy on a timely basis. If the special hazard insurance policy is canceled or terminated for any reason (other than the exhaustion of total policy coverage), the Master Servicer will exercise its best reasonable efforts to obtain from another insurer a replacement policy comparable to the special hazard insurance policy with a total coverage which is equal to the then existing coverage of the terminated special hazard insurance policy; provided that if the cost of any such replacement policy is greater than the cost of the terminated special hazard insurance policy, the amount of coverage under the replacement policy will, unless otherwise specified in the related Prospectus Supplement, be reduced to a level such that the applicable premium does not exceed 150% of the cost of the special hazard insurance policy that was replaced. Any amounts collected by the Master Servicer under the special hazard insurance policy in the nature of insurance proceeds will be deposited in the Collection Account (net of amounts to be used to repair, restore or replace the related property securing the Loan or to reimburse the Master Servicer (or a Servicer) for related amounts owed to
it). Certain characteristics of the special hazard insurance policy are described under 'Description of Mortgage and Other Insurance -- Hazard Insurance on the Loans.'

     Primary Mortgage Insurance. To the extent described in the related Prospectus Supplement, the Master Servicer will be required to use its best reasonable efforts to keep, or to cause each Servicer to keep, in full force and effect, a primary mortgage insurance policy with respect to each Conventional Loan secured by Single Family Property for which such coverage is required for as long as the related mortgagor is obligated to maintain such primary mortgage insurance under the terms of the related Loan. The Master Servicer will not cancel or refuse to renew any such primary mortgage insurance policy in effect at the date of the initial issuance of the Securities that is required to be kept in force unless a replacement primary mortgage insurance policy for such cancelled or nonrenewed policy is maintained with a Qualified Insurer.

     Primary insurance policies will be required with respect to Manufactured Home Loans only to the extent described in the related Prospectus Supplement. If primary mortgage insurance is to be maintained with respect to Manufactured Home Loans, the Master Servicer will be required to maintain such insurance as described above. For further information regarding the extent of coverage under a primary mortgage insurance policy, see 'Description of Mortgage and Other Insurance -- Mortgage Insurance on the Loans.'

     FHA Insurance and VA Guarantees. To the extent specified in the related Prospectus Supplement, all or a portion of the Loans may be insured by the FHA or guaranteed by the VA. The Master Servicer will be required to take such steps as are reasonably necessary to keep such insurance and guarantees in full force and effect. See 'Description of Mortgage and Other Insurance -- Mortgage Insurance on the Loans.'

     Pool Insurance Policy. If so specified in the related Prospectus Supplement, the Master Servicer will be obligated to use its best reasonable efforts to maintain a pool insurance policy with respect to the Loans in the amount and with the coverage described in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the pool insurance policy will provide for a fixed premium rate on the declining aggregate outstanding principal balance of the Loans. The Master Servicer will be obligated to pay the premiums for such pool insurance policy on a timely basis.

     The Prospectus Supplement will identify the pool insurer for the related Series of Securities. If the pool insurer ceases to be a Qualified Insurer because it is not approved as an insurer by FHLMC or FNMA or because its claims-paying ability is no longer rated in the category required by the related Prospectus Supplement, the Master Servicer will be obligated to review, no less often than monthly, the financial condition of the pool insurer to determine whether recoveries under the pool insurance policy are jeopardized by reason of the financial condition of the pool insurer. If the Master Servicer determines that recoveries may be so jeopardized or if the pool insurer ceases to be qualified under applicable law to transact a mortgage guaranty insurance business, the Master Servicer will exercise its best reasonable efforts to obtain from another Qualified Insurer a comparable replacement pool insurance policy with a total coverage equal to the then outstanding coverage of the pool insurance policy to be replaced; provided that, if the premium rate on the replacement

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policy is greater than that of the existing pool insurance policy, then the coverage of the replacement policy will, unless otherwise specified in the related Prospectus Supplement, be reduced to a level such that its premium rate does not exceed 150% of the premium rate on the pool insurance policy to be replaced. Payments made under a pool insurance policy will be deposited into the Collection Account (net of expenses of the Master Servicer or any related unreimbursed Advances or unpaid Servicing Fee). Certain characteristics of the pool insurance policy are described under 'Description of Mortgage and Other Insurance -- Mortgage Insurance on the Loans.'

     Bankruptcy Bond. If so specified in the related Prospectus Supplement, the Master Servicer will be obligated to use its best reasonable efforts to obtain and thereafter maintain a bankruptcy bond or similar insurance or guaranty in full force and effect throughout the term of the related Agreement, unless coverage thereunder has been exhausted through payment of claims. If so specified in the Prospectus Supplement, the Master Servicer will be required to pay from its servicing compensation the premiums for the bankruptcy bond on a timely basis. Coverage under the bankruptcy bond may be cancelled or reduced by the Master Servicer at any time, provided that such cancellation or reduction does not adversely affect the then current rating of the related Series of Securities. See 'Description of Mortgage and Other Insurance -- Bankruptcy Bond' herein.

PRESENTATION OF CLAIMS; REALIZATION UPON DEFAULTED LOANS

     The Master Servicer, on behalf of the Trustee and the Securityholders, will be required to present or cause to be presented, claims with respect to any standard hazard insurance policy, pool insurance policy, special hazard insurance policy, bankruptcy bond, or primary mortgage insurance policy, and to the FHA and the VA, if applicable in respect of any FHA insurance or VA guarantee respecting defaulted Mortgage Loans.

     The Master Servicer will use its reasonable best efforts to foreclose upon, repossess or otherwise comparably convert the ownership of the real properties securing such of the related Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Master Servicer will follow such practices and procedures as it deems necessary or advisable and as are normal and usual in its servicing activities with respect to comparable loans serviced by it. However, the Master Servicer will not be required to expend its own funds in connection with any foreclosure or towards the restoration of the property unless it determines: (i) that such restoration or foreclosure will increase the Liquidation Proceeds in respect of the related Mortgage Loan available to the Securityholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable by it either through Liquidation Proceeds or the proceeds of insurance. Notwithstanding anything to the contrary herein, in the case of a Trust Fund for which a REMIC election or elections have been made, the Master Servicer shall not liquidate any collateral acquired through foreclosure later than two years after the acquisition of such collateral, unless a longer period of time is necessary for the orderly liquidation of the collateral and the Master Servicer has obtained from the Internal Revenue Service (the 'IRS') an extension of the two year period within which it would otherwise be required to liquidate the collateral. While the holder of Mortgaged Property acquired through foreclosure can often maximize its recovery by providing financing to a new purchaser, the Trust Fund will have no ability to do so and neither the Master Servicer nor any Servicer will be required to do so.

     With respect to a Mortgage Loan in default, the Master Servicer may pursue foreclosure (or similar remedies) concurrently with pursuing any remedy for a breach of a representation and warranty. However, the Master Servicer is not required to continue to pursue both such remedies if it determines that one such remedy is more likely to result in a greater recovery. If such Mortgage Loan is an Additional Collateral Loan, the Master Servicer (or the related Servicer, if the lien on the Additional Collateral for such Additional Collateral Loan is not assigned to the Trustee on behalf of the Securityholders) may proceed against the related Mortgaged Property or the related Additional Collateral first or may proceed against both concurrently (as permitted by applicable law and the terms under which such Additional Collateral is held, including any third-party guarantee). Upon the first to occur of final liquidation (by foreclosure or otherwise) and a repurchase or substitution pursuant to a breach of a representation and warranty, such Mortgage Loan will be removed from the related Trust Fund if it has not been removed previously.

     If any property securing a defaulted Loan is damaged and proceeds, if any, from the related standard hazard insurance policy or the applicable special hazard insurance policy, if any, are insufficient to restore the damaged property to a condition sufficient to permit recovery under any pool insurance policy or any primary mortgage insurance policy, FHA insurance, or VA guarantee, neither the Master Servicer nor any Servicer will be required

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to expend its own funds to restore the damaged property unless it determines (i)
that such restoration will increase the Liquidation Proceeds in respect of the Loan after reimbursement of the expenses incurred by such Servicer or the Master Servicer and (ii) that such expenses will be recoverable by it through proceeds of the sale of the property or proceeds of the related pool insurance policy or any related primary mortgage insurance policy, FHA insurance, or VA guarantee.

     As to collateral securing a Cooperative Loan, any prospective purchaser will generally have to obtain the approval of the board of directors of the relevant cooperative before purchasing the shares and acquiring rights under the proprietary lease or occupancy agreement securing that Cooperative Loan. See 'Certain Legal Aspects of Loans -- Foreclosure on Shares of Cooperatives' herein. This approval is usually based on the purchaser's income and net worth and numerous other factors. Although the Cooperative's approval is unlikely to be unreasonably withheld or delayed, the necessity of acquiring such approval could limit the number of potential purchasers for those shares and otherwise limit the Trust Fund's ability to sell and realize the value of those shares.

     With respect to a defaulted Manufactured Home Loan, the value of the related Manufactured Home can be expected to be less on resale than a new Manufactured Home. To the extent equity does not cushion the loss in market value, and such loss is not covered by other credit support, a loss may be experienced by the Trust Fund.

     Notwithstanding the foregoing, unless otherwise specified in the related Prospectus Supplement, the Master Servicer may not acquire title to any Multifamily Property securing a Mortgage Loan or take any other action that would cause the related Trustee, for the benefit of Securityholders of the related Series, or any other specified person to be considered to hold title to, to be a 'mortgagee-in-possession' of, or to be an 'owner' or an 'operator' of such Mortgaged Property within the meaning of certain federal environmental laws, unless the Master Servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits (which report will be an expense of the Trust Fund), that either:

          (i) the Mortgaged Property is in compliance with applicable environmental laws and regulations or, if not, that taking such actions as are necessary to bring the Mortgaged Property into compliance therewith is reasonably likely to produce a greater recovery on a present value basis than not taking such actions; and

          (ii) there are no circumstances or conditions present at the Mortgaged Property that have resulted in any contamination for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations or, if such circumstances or conditions are present for which any such action could be required, taking such actions with respect to the Mortgaged Property is reasonably likely to produce a greater recovery on a present value basis than not taking such actions. See 'Certain Legal Aspects of Mortgage
     Loans -- Environmental Legislation.'

     With respect to a Loan secured by a Multifamily Property, the market value of any property obtained in foreclosure or by deed in lieu of foreclosure will be based substantially on the operating income obtained by renting the dwelling units. As a default on a Loan secured by Multifamily Property is likely to have occurred because operating income, net of expenses, is insufficient to make debt service payments on the related Loan, it can be anticipated that the market value of such property will be less than anticipated when such Loan was originated. To the extent that equity does not cushion the loss in market value and such loss is not covered by other credit support, a loss may be experienced by the related Trust Fund.

ENFORCEMENT OF DUE-ON-SALE CLAUSES

     Unless otherwise specified in the related Prospectus Supplement for a Series, when any Mortgaged Property is about to be conveyed by the borrower, the Master Servicer will, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance, exercise the Trustee's right to accelerate the maturity of such Loan under the applicable 'due-on-sale' clause, if any, unless the Master Servicer reasonably believes that such clause is not enforceable under applicable law or if the enforcement of such clause would result in loss of coverage under any primary mortgage insurance policy. If such conditions are not met or the Master Servicer reasonably believes that enforcement of a due-on-sale clause will not be enforceable, the Master Servicer is authorized to accept from or enter into a substitution or assumption agreement, on behalf of the Trustee, with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Loan and pursuant to which the original borrower is released from liability and such person is substituted as the borrower and becomes liable under the

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Loan. Any fee collected in connection with an assumption will be retained by the
Master Servicer as additional servicing compensation. The terms of a Loan may not be changed in connection with a substitution or assumption.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     Except as otherwise provided in the related Prospectus Supplement, the Master Servicer or any Servicer will be entitled to a servicing fee in an amount to be determined as specified in the related Prospectus Supplement. The servicing fee may be fixed or variable, as specified in the related Prospectus Supplement. The Master Servicer or any Servicer will be entitled to additional servicing compensation, unless otherwise specified in the related Prospectus Supplement, in the form of assumption fees, late payment charges, or excess proceeds following disposition of property in connection with defaulted Loans and as otherwise specified herein.

     Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will pay the fees of the Servicers, if any, and certain expenses incurred in connection with the servicing of the Loans, including, without limitation, the payment of the fees and expenses of the Trustee and independent accountants, payment of insurance policy premiums and the cost of credit support, if any, payment of expenses incurred in enforcing the obligations of Servicers and Sellers and in the preparation of reports to Securityholders. Certain of these expenses may be reimbursable pursuant to the terms of the related Agreement from Liquidation Proceeds and the proceeds of insurance policies and, in the case of enforcement of the obligations of Servicers and Sellers, from any recoveries in excess of amounts due with respect to the related Loans or from specific recoveries of costs.

     The Master Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with the liquidation of defaulted Loans. The related Trust Fund will suffer no loss by reason of such expenses to the extent claims are paid under related insurance policies or from the Liquidation Proceeds. If claims are either not made or paid under the applicable insurance policies or if coverage thereunder has been exhausted, the related Trust Fund will suffer a loss to the extent that Liquidation Proceeds, after reimbursement of the Master Servicer's expenses, are less than the outstanding principal balance of and unpaid interest on the related Loan which would be distributable to Securityholders. In addition, the Master Servicer will be entitled to reimbursement of expenditures incurred by it in connection with the restoration of property securing a defaulted Loan, such right of reimbursement being prior to the rights of the Securityholders to receive any related proceeds of insurance policies, Liquidation Proceeds or amounts derived from other forms of credit support. The Master Servicer is also entitled to reimbursement from the Collection Account and the Certificate Account for Advances.

     Unless otherwise provided in the Prospectus Supplement, the rights of the Master Servicer to receive funds from the Collection Account or the Certificate Account for a Series, whether as the Servicing Fee or other compensation, or for the reimbursement of Advances, expenses or otherwise, are not subordinate to the rights of Securityholders of such Series.

EVIDENCE AS TO COMPLIANCE

     Each Pooling and Servicing Agreement and each Servicing Agreement will provide for delivery (on or before a specified date in each year) to the Trustee of an annual statement signed by an officer of the Master Servicer, unless otherwise specified in the related Prospectus Supplement, to the effect that the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled in all material respects its obligations under the related Agreement throughout the preceding year or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of any such obligation, such statement shall include a description of such noncompliance or specify each such known default, as the case may be, and the nature and status thereof. Such statement may be provided as a single form making the required statements as to more than one Agreement.

     Each Pooling and Servicing Agreement and each Servicing Agreement will also provide that on or before a specified date in each year, beginning the first such date that is at least a specified number of months after the Cut-off Date, a firm of independent public accountants will furnish a report to the Depositor and the Trustee stating the opinion of such firm that, unless otherwise specified in the related Prospectus Supplement, on the

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basis of an examination by such firm conducted substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertion by management of the Master Servicer regarding the Master Servicer's compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding year is fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering its statement such firm may rely, as to the matters relating to the direct servicing of mortgage loans by Servicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to those Servicers which also have been the subject of such an examination.

CERTAIN MATTERS REGARDING THE MASTER SERVICER AND THE DEPOSITOR

     The Master Servicer for each Series will be identified in the related Prospectus Supplement. The Master Servicer may be an affiliate of the Depositor and may have other business relationships with the Depositor and its affiliates.

     Unless otherwise provided in the related Prospectus Supplement, the Master Servicer may not resign from its obligations and duties under the related Pooling and Servicing Agreement or Servicing Agreement except upon its determination that its duties thereunder are no longer permissible under applicable law or except in connection with a permitted transfer of servicing. No such resignation will become effective until the Trustee or a successor Master Servicer has assumed the Master Servicer's obligations and duties under the related Agreement.

     In the event of an Event of Default under the related Pooling and Servicing Agreement or Servicing Agreement, the Master Servicer may be replaced by the Trustee or a successor Master Servicer. See 'The Agreements -- Rights upon Events of Default' herein.

     Unless otherwise provided in the Prospectus Supplement, the Master Servicer has the right, with the consent of the Trustee, which consent shall not be unreasonably withheld, to assign its rights and delegate its duties and obligations under the Pooling and Servicing Agreement or Servicing Agreement for each Series; provided that the purchaser or transferee accepting such assignment or delegation (i) is qualified to sell loans to and service mortgage loans for FNMA or FHLMC; (ii) has a net worth of not less than $10,000,000; (iii) is acceptable to each Rating Agency for purposes of maintaining its then-current ratings of the Securities; (iv) is reasonably acceptable to the Trustee; and (v) executes and delivers to the Depositor and the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and performed or observed by the Master Servicer under the related Pooling and Servicing Agreement or Servicing Agreement from and after the date of such agreement. To the extent that the Master Servicer transfers its obligations to a wholly-owned subsidiary or affiliate, such subsidiary or affiliate need not satisfy the criteria set forth above. However, in such instance the assigning Master Servicer will remain liable for the servicing obligations under the related Agreement. Any entity into which the Master Servicer is merged or consolidated or any successor corporation resulting from any merger, conversion or consolidation will succeed to the Master Servicer's obligations under the related Agreement, provided that such successor or surviving entity meets the requirements for a successor Master Servicer set forth above.

     Each Pooling and Servicing Agreement and each Servicing Agreement will also provide that neither the Master Servicer, the Depositor, nor any director, officer, employee or agent of the Master Servicer or the Depositor, will be under any liability to the related Trust Fund or the Securityholders for any action taken or for failing to take any action in good faith pursuant to the related Agreement or for errors in judgment; provided, however, that neither the Master Servicer, the Depositor, nor any such person will be protected against any breach of warranty or representations made by such party under the related Agreement or the failure to perform its obligations in compliance with any standard of care set forth in the related Agreement or liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties thereunder. Each Pooling and Servicing Agreement and each Servicing Agreement will further provide that the Master Servicer, the Depositor and any director, officer, employee or agent of the Master Servicer or the Depositor is entitled to indemnification from the related Trust Fund and will be held harmless against any loss, liability or expense incurred in

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connection with any legal action relating to the related Agreement or the
Securities, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the related Agreement provides that neither the Master Servicer nor the Depositor is under any obligation to appear in, prosecute or defend any legal action which is not incidental to its servicing responsibilities under the related Agreement which, in its opinion, may involve it in any expense or liability. The Master Servicer or the Depositor may, in its discretion, undertake any such action which it may deem necessary or desirable with respect to the related Agreement and the rights and duties of the parties thereto and the interests of the Securityholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs, and liabilities of the Trust Fund and the Master Servicer or the Depositor will be entitled to be reimbursed therefor out of the Collection Account (or the Certificate Account, if applicable).

                                 CREDIT SUPPORT

GENERAL

     For any Series, credit support may be provided with respect to one or more Classes thereof or the related Mortgage Assets. Credit support may be in the form of a letter of credit, the subordination of one or more Classes of the Securities of such Series, subordination created through overcollateralization, the establishment of one or more reserve funds, use of a pool insurance policy, bankruptcy bond, repurchase bond or special hazard insurance policy, financial guarantee insurance, the use of cross-support features or another method of credit support described in the related Prospectus Supplement, or any combination of the foregoing, in any case, in such amounts and having such terms and conditions as are acceptable to each Rating Agency which assigns a rating to the Securities of the related Series. Credit support may also be provided in the form of an insurance policy covering the risk of collection and adequacy of any Additional Collateral provided in connection with any Additional Collateral Loan, subject to the limitations set forth in any such insurance policy.

     Unless otherwise specified in the related Prospectus Supplement for a Series, the credit support will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance of the Securities and interest thereon at the Security Interest Rate. If losses occur which exceed the amount covered by credit support or which are not covered by credit support, such losses will be borne by the Securityholders. If credit support is provided with respect to a Series, the related Prospectus Supplement will include a description of (a) the amount payable under such credit support,
(b) any conditions to payment thereunder not otherwise described herein, (c) the conditions under which the amount payable under such credit support may be reduced and under which such credit support may be terminated or replaced and
(d) the material provisions of any agreement relating to such credit support. Additionally, the related Prospectus Supplement will set forth certain information with respect to the issuer of any third-party credit support, including (a) a brief description of its principal business activities, (b) its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business, (c) if applicable, the identity of regulatory agencies which exercise primary jurisdiction over the conduct of its business and (d) its total assets, and its stockholders' or policyholders' surplus, if applicable, as of the date specified in the Prospectus Supplement.

SUBORDINATE SECURITIES; SUBORDINATION RESERVE FUND

     If so specified in the related Prospectus Supplement, one or more Classes of a Series may be Subordinate Securities. If so specified in the related Prospectus Supplement, the rights of the Subordinate Securityholders to receive distributions of principal and interest from the Certificate Account on any Distribution Date will be subordinated to such rights of the Senior Securityholders to the extent of the then applicable Subordinated Amount as defined in the related Prospectus Supplement. The Subordinated Amount will decrease whenever amounts otherwise payable to the Subordinate Securityholders are paid to the Senior Securityholders (including amounts withdrawn from the Subordination Reserve Fund, if any, and paid to the Senior Securityholders), and will (unless otherwise specified in the related Prospectus Supplement) increase whenever there is distributed to the Subordinate Securityholders amounts in respect of which subordination payments have previously been paid to the Senior Securityholders (which will occur when subordination payments in respect of delinquencies and certain other deficiencies have been recovered).

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     A Series may include a Class of Subordinate Securities entitled to receive cash flows remaining after distributions made to all other Classes. Such right will effectively be subordinate to the rights of other Securityholders, but will not be limited to the Subordinated Amount. If so specified in the related Prospectus Supplement, the subordination of a Class may apply only in the event of certain types of losses not covered by insurance policies or other credit support, such as losses arising from damage to property securing a Loan not covered by standard hazard insurance policies, losses resulting from the bankruptcy of a borrower and application of certain provisions of the Bankruptcy Code, or losses resulting from the denial of insurance coverage due to fraud or misrepresentation in connection with the origination of a Loan.

     With respect to any Series which includes one or more Classes of Subordinate Securities, a Subordination Reserve Fund may be established if so specified in the related Prospectus Supplement. The Subordination Reserve Fund, if any, will be funded with cash, a letter of credit, a demand note or Eligible Reserve Fund Investments, or by the retention of amounts of principal or interest otherwise payable to Holders of Subordinate Securities, or both, as specified in the related Prospectus Supplement. The Subordination Reserve Fund will not be a part of the Trust Fund, unless otherwise specified in the related Prospectus Supplement. If the Subordination Reserve Fund is not a part of the Trust Fund, the Trustee will have a security interest therein on behalf of the Senior Securityholders. Moneys will be withdrawn from the Subordination Reserve Fund to make distributions of principal of or interest on Senior Securities under the circumstances set forth in the related Prospectus Supplement.

     Moneys deposited in any Subordination Reserve Fund will be invested in Eligible Reserve Fund Investments. Unless otherwise specified in the related Prospectus Supplement, any reinvestment income or other gain from such investments will be credited to the Subordination Reserve Fund for such Series, and any loss resulting from such investments will be charged to such Subordination Reserve Fund. Amounts in any Subordination Reserve Fund in excess of the Required Reserve Fund Balance may be periodically released to the Subordinate Securityholders under the conditions and to the extent specified in the related Prospectus Supplement. Additional information concerning any Subordination Reserve Fund will be set forth in the related Prospectus Supplement, including the amount of any initial deposit to such Subordination Reserve Fund, the Required Reserve Fund Balance to be maintained therein, the purposes for which funds in the Subordination Reserve Fund may be applied to make distributions to Senior Securityholders and the employment of reinvestment earnings on amounts in the Subordination Reserve Fund, if any.

OVERCOLLATERALIZATION

     If so specified in the related Prospectus Supplement, subordination may be provided by one or more Classes of Senior Securities through overcollateralization; i.e., by having a greater amount of aggregate principal balance of the Mortgage Assets for a Series than the aggregate principal balance of the Securities of such Series. Such subordination may exist on the Closing Date or may be effected through the allocation of interest payments on the Loans to reduce the principal balances of certain Classes of Securities.

     In a Series with overcollateralization, the allocation of losses to the Securities is handled through the priority of payment process, first by interest that otherwise would pay down principal on the Securities, and then such losses would be allocated to the Senior Securities only if the principal balance of the Mortgage Loans was reduced to less than the principal balance of the Senior Securities. If so specified in the related Prospectus Supplement, the level of overcollateralization required under the provisions of the related Pooling and Servicing Agreement or Indenture will be subject to various tests based primarily on the loss and delinquency experience of the related Mortgage Assets, and will be raised and lowered accordingly.

CROSS-SUPPORT FEATURES

     If the Mortgage Assets for a Series are divided into separate Asset Groups, the beneficial ownership of which is evidenced by a separate Class or Classes of a Series, credit support may be provided by a cross-support feature which requires that distributions be made on Senior Securities evidencing the beneficial ownership of one Asset Group prior to distributions on Subordinate Securities evidencing the beneficial ownership interest in another Asset Group within the Trust Fund. The related Prospectus Supplement for a Series which includes a cross-support feature will describe the manner and conditions for applying such cross-support feature.

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INSURANCE

     Credit support with respect to a Series may be provided by various forms of insurance policies, subject to limits on the aggregate dollar amount of claims that will be payable under each such insurance policy, with respect to all Loans comprising or underlying the Mortgage Assets for a Series, or such of the Loans as have certain characteristics. Such insurance policies include primary mortgage insurance and standard hazard insurance and may, if specified in the related Prospectus Supplement, include a pool insurance policy covering losses in amounts in excess of coverage of any primary insurance policy, a special hazard insurance policy covering certain risks not covered by standard hazard insurance policies, a bankruptcy bond covering certain losses resulting from the bankruptcy of a borrower and application of certain provisions of the Bankruptcy Code, a repurchase bond covering the repurchase of a Loan for which mortgage insurance or hazard insurance coverage has been denied due to misrepresentations in connection with the organization of the related Loan, or other insurance covering other risks associated with the particular type of Loan. See 'Description of Mortgage and Other Insurance.' Copies of the actual pool insurance policy, special hazard insurance policy, bankruptcy bond or repurchase bond, if any, relating to the Loans comprising the Mortgage Assets for a Series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the Securities of the related Series.

LETTER OF CREDIT

     The letter of credit, if any, with respect to a Series of Securities will be issued by the bank or financial institution specified in the related Prospectus Supplement (the 'L/C Bank'). Under the letter of credit, the L/C Bank will be obligated to honor drawings thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, equal to the percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Loans on the related Cut-off Date or of one or more Classes of Securities (the 'L/C Percentage'). If so specified in the related Prospectus Supplement, the letter of credit may permit drawings in the event of losses not covered by insurance policies or other credit support, such as losses arising from damage not covered by standard hazard insurance policies, losses resulting from the bankruptcy of a borrower and the application of certain provisions of the Bankruptcy Code, or losses resulting from denial of insurance coverage due to misrepresentations in connection with the origination of a Loan. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder. The obligations of the L/C Bank under the letter of credit for each Series of Securities will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust Fund. See 'Description of the Securities -- Optional Termination' and 'The Agreements -- Termination.' A copy of the letter of credit for a Series, if any, will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the Securities of the related Series.

FINANCIAL GUARANTEE INSURANCE

     Financial Guarantee Insurance, if any, with respect to a Series of Securities will be provided by one or more insurance companies. Such Financial Guarantee Insurance will guarantee, with respect to one or more Classes of Securities of the related Series, timely distributions of interest and full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Financial Guarantee Insurance will also guarantee against any payment made to a Securityholder which is subsequently recovered as a 'voidable preference' payment under the Bankruptcy Code. A copy of the financial guarantee insurance for a Series, if any, will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Securities of the related Series.

RESERVE FUNDS

     One or more Reserve Funds may be established with respect to a Series, in which cash, a letter of credit, Eligible Reserve Fund Investments, a demand note or a combination thereof, in the amounts, if any, so specified in the related Prospectus Supplement will be deposited. The Reserve Funds for a Series may also be funded over time by depositing therein a specified amount of the distributions received on the related Mortgage Assets as specified in the related Prospectus Supplement.

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     Amounts on deposit in any reserve fund for a Series, together with the reinvestment income thereon, will be applied by the Trustee for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. A Reserve Fund may be provided to increase the likelihood of timely payments of principal of and interest on the Securities, if required as a condition to the rating of such Series by each Rating Agency rating such Series. If so specified in the related Prospectus Supplement, Reserve Funds may be established to provide limited protection, in an amount satisfactory to each Rating Agency which assigns a rating to the Securities, against certain types of losses not covered by insurance policies or other credit support, such as losses arising from damage not covered by standard hazard insurance policies, losses resulting from the bankruptcy of a borrower and the application of certain provisions of the Bankruptcy Code or losses resulting from denial of insurance coverage due to fraud or misrepresentation in connection with the origination of a Loan. Following each Distribution Date amounts in such Reserve Fund in excess of any required reserve fund balance may be released from the Reserve Fund under the conditions and to the extent specified in the related Prospectus Supplement and will not be available for further application by the Trustee.

     Moneys deposited in any Reserve Funds will be invested in Eligible Reserve Fund Investments, except as otherwise specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, any reinvestment income or other gain from such investments will be credited to the related Reserve Fund for such Series, and any loss resulting from such investments will be charged to such Reserve Fund. However, such income may be payable to the Master Servicer or a Servicer as additional servicing compensation. See 'Servicing of Loans' and 'The Agreements -- Investment of Funds.' The Reserve Fund, if any, for a Series will not be a part of the Trust Fund unless otherwise specified in the related Prospectus Supplement.

     Additional information concerning any Reserve Fund will be set forth in the related Prospectus Supplement, including the initial balance of such Reserve Fund, the required Reserve Fund balance to be maintained, the purposes for which funds in the Reserve Fund may be applied to make distributions to Securityholders and use of investment earnings from the Reserve Fund, if any.

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                  DESCRIPTION OF MORTGAGE AND OTHER INSURANCE

     The following descriptions of primary mortgage insurance policies, pool insurance policies, special hazard insurance policies, standard hazard insurance policies, bankruptcy bonds, repurchase bonds and other insurance and the respective coverages thereunder are general descriptions only and do not purport to be complete.

MORTGAGE INSURANCE ON THE LOANS

     General. Unless otherwise specified in the related Prospectus Supplement, all Mortgage Loans that are Conventional Loans secured by Single Family Property and which had initial Loan-to-Value Ratios of greater than 80% will be covered by primary mortgage insurance policies providing coverage on the amount of each such Mortgage Loan in excess of 75% of the original Appraised Value of the related Mortgaged Property and remaining in force until the principal balance of such Mortgage Loan is reduced to 80% of such original Appraised Value. Multifamily Loans will not be covered by a primary mortgage insurance policy, regardless of the related Loan-to-Value Ratio.

     A pool insurance policy will be obtained if so specified in the related Prospectus Supplement to cover any loss (subject to limitations described herein) occurring as a result of default by the borrowers to the extent not covered by any primary mortgage insurance policy, FHA Insurance or VA Guarantee. See 'Pool Insurance Policy' below. Neither the primary mortgage insurance policies nor any pool insurance policy will insure against certain losses sustained in the event of a personal bankruptcy of the borrower under a Mortgage Loan. See 'Certain Legal Aspects of Loans' herein. Such losses will be covered to the extent described in the related Prospectus Supplement by the bankruptcy bond or other credit support, if any.

     To the extent that the primary mortgage insurance policies do not cover all losses on a defaulted or foreclosed Mortgage Loan, and to the extent such losses are not covered by the pool insurance policy or other credit support for such Series, such losses, if any, would affect payments to Securityholders. In addition, the pool insurance policy and primary mortgage insurance policies do not provide coverage against hazard losses. See 'Hazard Insurance on the Loans' below. Certain hazard risks will not be insured and the occurrence of such hazards could adversely affect payments to the Securityholders.

     Primary Mortgage Insurance. While the terms and conditions of the primary mortgage insurance policies issued by one primary mortgage guaranty insurer (a 'Primary Insurer') will differ from those in primary mortgage insurance policies issued by other Primary Insurers, each primary mortgage insurance policy generally will pay either: (i) the insured percentage of the loss on the related Mortgaged Property; (ii) the entire amount of such loss, after receipt by the Primary Insurer of good and merchantable title to, and possession of, the Mortgaged Property; or (iii) at the option of the Primary Insurer under certain primary mortgage insurance policies, the sum of the delinquent monthly payments plus any advances made by the insured, both to the date of the claim payment and, thereafter, monthly payments in the amount that would have become due under the Mortgage Loan if it had not been discharged plus any advances made by the insured until the earlier of (a) the date the Mortgage Loan would have been discharged in full if the default had not occurred or (b) an approved sale. The amount of the loss as calculated under a primary mortgage insurance policy covering a Mortgage Loan will generally consist of the unpaid principal amount of such Mortgage Loan and accrued and unpaid interest thereon and reimbursement of certain expenses, less (i) rents or other payments collected or received by the insured (other than the proceeds of hazard insurance) that are derived from the related Mortgaged Property, (ii) hazard insurance proceeds in excess of the amount required to restore such Mortgaged Property and which have not been applied to the payment of the Mortgage Loan, (iii) amounts expended but not approved by the Primary Insurer, (iv) claim payments previously made on such Mortgage Loan and (v) unpaid premiums and certain other amounts.

     As conditions precedent to the filing or payment of a claim under a primary mortgage insurance policy, in the event of default by the Mortgagor, the insured will typically be required, among other things, to: (i) advance or discharge
(a) hazard insurance premiums and (b) as necessary and approved in advance by the Primary Insurer, real estate taxes, protection and preservation expenses and foreclosure and related costs; (ii) in the event of any physical loss or damage to the Mortgaged Property, have the Mortgaged Property restored to at least its condition at the effective date of the primary mortgage insurance policy (ordinary wear and tear excepted); and (iii) tender to the Primary Insurer good and merchantable title to, and possession of, the Mortgaged Property.

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     The Pooling and Servicing Agreement or Servicing Agreement for a Series
generally will require that the Master Servicer or Servicer maintain, or cause to be maintained, coverage under a primary mortgage insurance policy to the extent such coverage was in place on the Cut-off Date. In the event that the Depositor gains knowledge that, as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and was not the subject of a primary mortgage insurance policy (and was not included in any exception to such standard disclosed in the related Prospectus Supplement) and that such Mortgage Loan has a then current Loan-to-Value Ratio in excess of 80%, then the Master Servicer or the Servicer is required to use its reasonable efforts to obtain and maintain a primary mortgage insurance policy to the extent that such a policy is obtainable at a reasonable price.

     Any primary mortgage insurance or primary credit insurance policies relating to Loans secured by Manufactured Homes will be described in the related Prospectus Supplement.

     FHA Insurance and VA Guarantees. The Housing Act authorizes various FHA mortgage insurance programs. Some of the Mortgage Loans may be insured under either Section 203(b), Section 234 or Section 235 of the Housing Act. Under
Section 203(b), FHA insures mortgage loans of up to 30 years' duration for the purchase of one- to four-family dwelling units. Mortgage loans for the purchase of condominium units are insured by FHA under Section 234. Loans insured under these programs must bear interest at a rate not exceeding the maximum rate in effect at the time the loan is made, as established by HUD, and may not exceed specified percentages of the lesser of the appraised value of the property and the sales price, less seller paid closing costs for the property, up to certain specified maximums. In addition, FHA imposes initial investment minimums and other requirements on mortgage loans insured under the Section 203(b) and
Section 234 programs.

     Under Section 235, assistance payments are paid by HUD to the mortgagee on behalf of eligible mortgagors for as long as the mortgagors continue to be eligible for the payments. To be eligible, a mortgagor must be part of a family, have income within the limits prescribed by HUD at the time of initial occupancy, occupy the property and meet requirements for recertification at least annually.

     The regulations governing these programs provide that insurance benefits are payable either (i) upon foreclosure (or other acquisition of possession) and conveyance of the mortgaged premises to HUD or (ii) upon assignment of the defaulted mortgage loan to HUD. The FHA insurance that may be provided under these programs upon the conveyance of the home to HUD is equal to 100% of the outstanding principal balance of the mortgage loan, plus accrued interest, as described below, and certain additional costs and expenses. When entitlement to insurance benefits results from assignment of the mortgage loan to HUD, the insurance payment is computed as of the date of the assignment and includes the unpaid principal amount of the mortgage loan plus mortgage interest accrued and unpaid to the assignment date.

     When entitlement to insurance benefits results from foreclosure (or other acquisition of possession) and conveyance, the insurance payment is equal to the unpaid principal amount of the mortgage loan, adjusted to reimburse the mortgagee for certain tax, insurance and similar payments made by it and to deduct certain amounts received or retained by the mortgagee after default, plus reimbursement not to exceed two-thirds of the mortgagee's foreclosure costs. Any FHA insurance relating to Loans underlying a Series of Securities will be described in the related Prospectus Supplement.

     The Servicemen's Readjustment Act of 1944, as amended, permits a veteran (or, in certain instances, his or her spouse) to obtain a mortgage loan guaranty by the VA covering mortgage financing of the purchase of a one-to four-family dwelling unit to be occupied as the veteran's home at an interest rate not exceeding the maximum rate in effect at the time the loan is made, as established by HUD. The program has no limit on the amount of a mortgage loan, requires no down payment from the purchaser and permits the guaranty of mortgage loans with terms, limited by the estimated economic life of the property, up to 30 years. The maximum guaranty that may be issued by the VA under this program is 50% of the original principal amount of the mortgage loan up to a certain dollar limit established by the VA. The liability on the guaranty is reduced or increased on a pro rata basis with any reduction or increase in the amount of indebtedness, but in no event will the amount payable on the guaranty exceed the amount of the original guaranty. Notwithstanding the dollar and percentage limitations of the guaranty, a mortgagee will ordinarily suffer a monetary loss only when the difference between the unsatisfied indebtedness and the proceeds of a foreclosure sale of mortgaged premises is greater than the original guaranty as adjusted. The VA may, at its option, and without regard to the guaranty, make full payment to a mortgagee of the unsatisfied indebtedness on a mortgage upon its assignment to the VA.

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     Since there is no limit imposed by the VA on the principal amount of a
VA-guaranteed mortgage loan but there is a limit on the amount of the VA guaranty, additional coverage under a Primary Mortgage Insurance Policy may be required by the Depositor for VA loans in excess of certain amounts. The amount of any such additional coverage will be set forth in the related Prospectus Supplement. Any VA guaranty relating to Loans underlying a Series of Securities will be described in the related Prospectus Supplement.

     Pool Insurance Policy. If so specified in the related Prospectus Supplement, the Master Servicer will be required to maintain the pool insurance policy and to present or cause the Servicers, if any, to present claims thereunder on behalf of the Trustee and the Securityholders. See 'Servicing of Loans -- Maintenance of Insurance Policies and Other Servicing Procedures.' Although the terms and conditions of pool insurance policies vary to some degree, the following describes material aspects of such policies generally. The related Prospectus Supplement will describe any provisions of a pool insurance policy which are materially different from those described below.

     The responsibilities of the Master Servicer, the amount of claim for benefits, the conditions precedent to the filing or payment of a claim, the policy provisions and the payment of claims under a pool insurance policy are generally similar to those described above for primary mortgage insurance policies, subject to the aggregate limit on the amount of coverage. It may also be a condition precedent to the payment of any claim under the pool insurance policy that the insured maintain a primary mortgage insurance policy that is acceptable to the pool insurer on all Mortgage Loans in the related Trust Fund that have Loan-to-Value Ratios at the time of origination in excess of 80% and that a claim under such primary mortgage insurance policy has been submitted and settled. FHA Insurance and VA Guarantees will be deemed to be acceptable primary insurance policies under the pool insurance policy. Assuming satisfaction of these conditions, the pool insurer will pay to the insured the amount of the loss which will generally be: (i) the amount of the unpaid principal balance of the defaulted Mortgage Loan immediately prior to the sale of the Mortgaged Property, (ii) the amount of the accumulated unpaid interest on such Mortgage Loan to the date of claim settlement at the contractual rate of interest and
(iii) advances made by the insured as described above less certain payments. An 'approved sale' is (i) a sale of the Mortgaged Property acquired by the insured because of a default by the borrower to which the pool insurer has given prior approval, (ii) a foreclosure or trustee's sale of the Mortgaged Property at a price exceeding the maximum amount specified by the pool insurer, (iii) the acquisition of the Mortgaged Property under the primary mortgage insurance policy by the mortgage insurer or (iv) the acquisition of the Mortgaged Property by the pool insurer.

     As a condition precedent to the payment of any loss, the insured must provide the pool insurer with good and merchantable title to the Mortgaged Property. If any Mortgaged Property securing a defaulted Mortgage Loan is damaged and the proceeds, if any, from the related standard hazard insurance policy or the applicable special hazard insurance policy, if any, are insufficient to restore the damaged Mortgaged Property to a condition sufficient to permit recovery under the pool insurance policy, the Master Servicer will not be required to expend its own funds to restore the damaged property unless it determines (i) that such restoration will increase the proceeds to the Securityholders on liquidation of the Mortgage Loan after reimbursement of the Master Servicer for its expenses and (ii) that such expenses will be recoverable by it through liquidation proceeds or insurance proceeds.

     The original amount of coverage under the pool insurance policy will be reduced over the life of the Securities by the aggregate net dollar amount of claims paid less the aggregate net dollar amount realized by the pool insurer upon disposition of all foreclosed Mortgaged Properties covered thereby. The amount of claims paid includes certain expenses incurred by the Master Servicer as well as accrued interest at the applicable interest rate on delinquent Mortgage Loans to the date of payment of the claim. See 'Certain Legal Aspects of Loans' herein. Accordingly, if aggregate net claims paid under a pool insurance policy reach the original policy limit, coverage under the pool insurance policy will lapse and any further losses will be borne by the Trust Fund, and thus will affect adversely payments on the Securities. In addition, the exhaustion of coverage under any pool insurance policy may affect the Master Servicer's or Servicer's willingness or obligation to make Advances. If the Master Servicer or a Servicer determines that an Advance in respect of a delinquent Loan would not be recoverable from the proceeds of the liquidation of such Loan or otherwise, it will not be obligated to make an advance respecting any such delinquency since the Advance would not be ultimately recoverable by it. See 'Servicing of Loans -- Advances and Limitations Thereon.'

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     Mortgage Insurance with Respect to Manufactured Home Loans. A Manufactured
Home Loan may be an FHA Loan or a VA Loan. Any primary mortgage or similar insurance and any pool insurance policy with respect to Manufactured Home Loans will be described in the related Prospectus Supplement.

HAZARD INSURANCE ON THE LOANS

     Standard Hazard Insurance Policies for Mortgage Loans. The terms of the Mortgage Loans require each Mortgagor to maintain a hazard insurance policy covering the related Mortgaged Property and providing for coverage at least equal to that of the standard form of fire insurance policy with extended coverage customary in the state in which the property is located. Such coverage generally will be in an amount equal to the lesser of the principal balance of such Mortgage Loan or 100% of the insurable value of the improvements securing the Mortgage Loan. The Pooling and Servicing Agreement or Servicing Agreement will provide that the Master Servicer or Servicer shall cause such hazard policies to be maintained or shall obtain a blanket policy insuring against losses on the Mortgage Loans. The ability of the Master Servicer or Servicer to ensure that hazard insurance proceeds are appropriately applied may be dependent on its being named as an additional insured under any hazard insurance policy and under any flood insurance policy referred to below, or upon the extent to which information in this regard is furnished to the Master Servicer or the Servicer by Mortgagors.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. The policies relating to the Mortgage Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws. Such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive. Where the improvements securing a Mortgage Loan are located in a federally designated flood area at the time of origination of such Mortgage Loan, the Pooling and Servicing Agreement or Servicing Agreement generally requires the Master Servicer or Servicer to cause to be maintained for each such Mortgage Loan serviced, flood insurance as described under 'Servicing of Loans -- Maintenance of Insurance Policies and Other Servicing Procedures.'

     Standard Hazard Insurance Policies for Manufactured Home Loans. The terms of the Pooling and Servicing Agreement or Servicing Agreement will require the Servicer or the Master Servicer, as applicable, to cause to be maintained with respect to each Manufactured Home Loan one or more standard hazard insurance policies which provide, at a minimum, the same coverage as a standard form fire and extended coverage insurance policy that is customary for manufactured housing, issued by a company authorized to issue such policies in the state in which the Manufactured Home is located, and in an amount which is not less than the maximum insurable value of such Manufactured Home or the principal balance due from the Mortgagor on the related Manufactured Home Loan, whichever is less. Such coverage may be provided by one or more blanket insurance policies covering losses on the Manufactured Home Loans resulting from the absence or insufficiency of individual standard hazard insurance policies. If a Manufactured Home's location was, at the time of origination of the related Manufactured Home Loan, within a federally designated flood area, the Servicer or the Master Servicer also will be required to maintain flood insurance.

     If the Servicer or the Master Servicer repossesses a Manufactured Home on behalf of the Trustee, the Servicer or the Master Servicer will either (i) maintain at its expense hazard insurance with respect to such Manufactured Home or (ii) indemnify the Trustee against any damage to such Manufactured Home prior to resale or other disposition.

     Special Hazard Insurance Policy. Although the terms of such policies vary to some degree, a special hazard insurance policy typically provides that, where there has been damage to property securing a defaulted or foreclosed Loan (title to which has been acquired by the insured) and to the extent such damage is not covered by the standard hazard insurance policy or any flood insurance policy, if applicable, required to be maintained with respect to such property, or in connection with partial loss resulting from the application of the coinsurance clause in a standard hazard insurance policy, the special hazard insurer will pay the lesser of (i) the cost of repair or replacement of such property or
(ii) upon transfer of the property to the special hazard insurer, the unpaid

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principal balance of such Loan at the time of acquisition of such property by foreclosure or deed in lieu of foreclosure, plus accrued interest to the date of claim settlement and certain expenses incurred by the Master Servicer or the Servicer with respect to such property. If the unpaid principal balance plus accrued interest and certain expenses is paid by the special hazard insurer, the amount of further coverage under the special hazard insurance policy will be reduced by such amount less any net proceeds from the sale of the property. Any amount paid as the cost of repair of the property will reduce coverage by such amount. Special hazard insurance policies typically do not cover losses occasioned by war, civil insurrection, certain governmental actions, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear reaction, flood (if the mortgaged property is in a federally designated flood area), chemical contamination and certain other risks.

     Restoration of the property with the proceeds described under (i) above is expected to satisfy the condition under the pool insurance policy that the property be restored before a claim under such pool insurance policy may be validly presented with respect to the defaulted Loan secured by such property. The payment described under (ii) above will render unnecessary presentation of a claim in respect of such Loan under the pool insurance policy. Therefore, so long as the pool insurance policy remains in effect, the payment by the special hazard insurer of the cost of repair or of the unpaid principal balance of the related Loan plus accrued interest and certain expenses will not affect the total insurance proceeds paid to holders of the Securities, but will affect the relative amounts of coverage remaining under the special hazard insurance policy and pool insurance policy.

     Other Hazard-Related Insurance; Liability Insurance. With respect to Loans secured by Multifamily Property, certain additional insurance policies may be required with respect to the Multifamily Property; for example, general liability insurance for bodily injury and property damage, steam boiler coverage where a steam boiler or other pressure vessel is in operation, and rent loss insurance to cover operating income losses following damage or destruction of the Mortgaged Property. With respect to a Series for which Loans secured by Multifamily Property are included in the Trust Fund, the related Prospectus Supplement will specify the required types and amounts of additional insurance and describe the general terms of such insurance and conditions to payment thereunder.

BANKRUPTCY BOND

     In the event of a bankruptcy of a borrower, the bankruptcy court may establish the value of the property securing the related Loan (and, if specified in the related Prospectus Supplement, any related Additional Collateral) at an amount less than the then outstanding principal balance of such Loan. The amount of the secured debt could be reduced to such value, and the holder of such Loan thus would become an unsecured creditor to the extent the outstanding principal balance of such Loan exceeds the value so assigned to the property (and any related Additional Collateral) by the bankruptcy court. In addition, certain other modifications of the terms of a Loan can result from a bankruptcy proceeding. See 'Certain Legal Aspects of Loans' herein. If so provided in the related Prospectus Supplement, the Master Servicer will obtain a bankruptcy bond or similar insurance contract (the 'bankruptcy bond') for proceedings with respect to borrowers under the Bankruptcy Code. The bankruptcy bond will cover certain losses resulting from a reduction by a bankruptcy court of scheduled payments of principal of and interest on a Loan or a reduction by such court of the principal amount of a Loan and will cover certain unpaid interest on the amount of such a principal reduction from the date of the filing of a bankruptcy petition.

     The bankruptcy bond will provide coverage in the aggregate amount specified in the related Prospectus Supplement for all Loans in the Trust Fund secured by single unit primary residences. Such amount will be reduced by payments made under such bankruptcy bond in respect of such Loans, unless otherwise specified in the related Prospectus Supplement, and will not be restored.

REPURCHASE BOND

     If so specified in the related Prospectus Supplement, the Seller, the Depositor or the Master Servicer will be obligated to repurchase any Loan (up to an aggregate dollar amount specified in the related Prospectus Supplement) for which insurance coverage is denied due to dishonesty, misrepresentation or fraud in connection with the origination or sale of such Loan. Such obligation may be secured by a surety bond guaranteeing payment of the amount to be paid by the Seller, the Depositor or the Master Servicer.

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                                 THE AGREEMENTS

     The following summaries describe certain provisions of the Agreements. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the related Agreements. Where particular provisions or terms used in the related Agreements are referred to, such provisions or terms are as specified in the related Agreements.

ASSIGNMENT OF MORTGAGE ASSETS

     General. The Depositor will transfer, convey and assign to the Trustee all right, title and interest of the Depositor in the Mortgage Assets and other property to be included in the Trust Fund for a Series. Such assignment will include all principal and interest due on or with respect to the Mortgage Assets after the Cut-off Date specified in the related Prospectus Supplement (except for any Retained Interests). The Trustee will, concurrently with such assignment, execute and deliver the Securities.

     Assignment of Private Mortgage-Backed Securities. The Depositor will cause Private Mortgage-Backed Securities to be registered in the name of the Trustee (or its nominee or correspondent). The Trustee (or its agent or correspondent) will have possession of any certificated Private Mortgage-Backed Securities. Unless otherwise specified in the related Prospectus Supplement, the Trustee will not be in possession of or be assignee of record of any underlying assets for a Private Mortgage-Backed Security. See 'The Trust Funds -- Private Mortgage-Backed Securities' herein. Each Private Mortgage-Backed Security will be identified in a schedule appearing as an exhibit to the related Agreement (the 'Mortgage Certificate Schedule'), which will specify the original principal amount, outstanding principal balance as of the Cut-off Date, annual pass-through rate or interest rate and maturity date for each Private Mortgage-Backed Security conveyed to the Trustee. In the related Agreement, the Depositor will represent and warrant to the Trustee regarding the Private Mortgage-Backed Securities: (i) that the information contained in the Mortgage Certificate Schedule is true and correct in all material respects; (ii) that, immediately prior to the conveyance of the Private Mortgage-Backed Securities, the Depositor had good title thereto, and was the sole owner thereof (subject to any Retained Interests); (iii) that there has been no other sale by it of such Private Mortgage-Backed Securities and (iv) that there is no existing lien, charge, security interest or other encumbrance (other than any Retained Interest) on such Private Mortgage-Backed Securities.

     Assignment of Agency Securities. The Depositor will transfer, convey and assign to the Trustee (or its nominee or correspondent) all right, title and interest of the Depositor in the Agency Securities and other property to be included in the Trust Fund for a Series. Such assignment will include all principal and interest due on or with respect to the Agency Securities after the Cut-off Date specified in the related Prospectus Supplement (except for any Retained Interest). The Depositor will cause the Agency Securities to be registered in the name of the Trustee (or its nominee or correspondent), and the Trustee will concurrently authenticate and deliver the Securities. Each Agency Security will be identified in a schedule appearing as an exhibit to the related Agreement, which will specify as to each Agency Security the original principal amount and outstanding principal balance as of the Cut-off Date and the annual pass-through rate or interest rate for each Agency Security conveyed to the Trustee.

     Assignment of Mortgage Loans. In addition, the Depositor will, as to each Mortgage Loan, deliver or cause to be delivered to the Trustee, or, as specified in the related Prospectus Supplement, the Custodian, the Mortgage Note endorsed without recourse to the order of the Trustee or in blank, the original Mortgage with evidence of recording indicated thereon (except for any Mortgage not returned from the public recording office, in which case a copy of such Mortgage will be delivered, together with a certificate that the original of such mortgage was delivered to such recording office), an assignment of the Mortgage in recordable form and, if applicable, any riders or modifications to such Mortgage Note and Mortgage, together with certain other documents as set forth in the related Agreement. The Trustee, or, if so specified in the related Prospectus Supplement, the Custodian, will hold such documents in trust for the benefit of the Securityholders.

     Unless otherwise specified in the related Prospectus Supplement, the Depositor will, at the time of delivery of the Securities, cause assignments to the Trustee of the Mortgage Loans to be recorded in the appropriate public office for real property records, except in states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interest in the Mortgage Loan. As promptly as possible, the Depositor will cause such assignments to be so recorded, in which event, the related Agreement

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may require the Depositor to repurchase from the Trustee any Mortgage Loan required to be recorded but not recorded within such time, at the price described above with respect to repurchase by reason of defective documentation. Unless otherwise provided in the related Prospectus Supplement, the enforcement of the repurchase obligation would constitute the sole remedy available to the Securityholders or the Trustee for the failure of a Mortgage Loan to be recorded.

     With respect to any Mortgage Loans which are Cooperative Loans, the Depositor will cause to be delivered to the Trustee, its agent, or a custodian, the related original cooperative note endorsed to the order of the Trustee, the original security agreement, the proprietary lease or occupancy agreement, the recognition agreement, an executed financing agreement and the relevant stock certificate and related blank stock powers. The Depositor will file in the appropriate office an assignment and a financing statement evidencing the Trustee's security interest in each Cooperative Loan.

     Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the related Agreement (the 'Mortgage Loan Schedule'). Such Mortgage Loan Schedule will specify, among other things, with respect to each Mortgage Loan: the original principal amount and unpaid principal balance as of the Cut-off Date; the current interest rate; the current Scheduled Payment of principal and interest; the maturity date of the related mortgage note; if the Mortgage Loan is an ARM, the Minimum Mortgage Rate, the Maximum Mortgage Rate, if any, and the Periodic Rate Cap; and whether the Mortgage Loan is an Additional Collateral Loan, a Balloon Loan, a Cooperative Loan, a GPM Loan, a GEM Loan, a Buy-Down Loan or a Mortgage Loan with other than fixed Scheduled Payments and level amortization.

     Assignment of Manufactured Home Loans. The Depositor will cause any Manufactured Home Loans included in the Mortgage Assets for a Series of Securities to be assigned to the Trustee, together with principal and interest due on or with respect to the Manufactured Home Loans after the Cut-off Date specified in the related Prospectus Supplement. Each Manufactured Home Loan will be identified in a loan schedule (the 'Loan Schedule') appearing as an exhibit to the related Agreement. Such Loan Schedule will specify, with respect to each Manufactured Home Loan, among other things: the original principal balance and the outstanding principal balance as of the close of business on the Cut-off Date; the interest rate; the current Scheduled Payment of principal and interest; and the maturity date of the Manufactured Home Loan.

     In addition, with respect to each Manufactured Home Loan, the Depositor will deliver or cause to be delivered to the Trustee, or, as specified in the related Prospectus Supplement, the custodian, the original Manufactured Home Loan and copies of documents and instruments related to each Manufactured Home Loan and the security interest in the Manufactured Home securing each Manufactured Home Loan. To give notice of the right, title and interest of the Securityholders to the Manufactured Home Loans, the Depositor will cause a UCC-1 financing statement to be filed identifying the Trustee as the secured party and identifying all Manufactured Home Loans as collateral. Unless otherwise specified in the related Prospectus Supplement, the Manufactured Home Loans will not be stamped or otherwise marked to reflect their assignment from the Depositor to the Trustee. Therefore, if a subsequent purchaser were able to take physical possession of the Manufactured Home Loans without notice of such assignment, the interest of the Securityholders in the Manufactured Home Loans could be defeated. See 'Certain Legal Aspects of Loans -- Manufactured Home Loans.'

     The Seller (or other party as described in the related Prospectus Supplement) will provide limited representations and warranties to the Depositor and the Trustee concerning the Manufactured Home Loans. Such representations and warranties will include: (i) that the information contained in the Loan Schedule provides an accurate listing of the Manufactured Home Loans and that the information respecting such Manufactured Home Loans set forth in such Loan
Schedule is true and correct in all material respects at the date or dates respecting which such information is furnished; (ii) that, immediately prior to the conveyance of the Manufactured Home Loans, the Depositor had good title to, and was sole owner of, each such Manufactured Home Loan (subject to any Retained Interests); (iii) that there has been no other sale by it of such Manufactured Home Loans and that the Manufactured Home Loan is not subject to any lien, charge, security interest or other encumbrance; (iv) if the Master Servicer will not directly service the Manufactured Home Loans, each Sub-Servicing Agreement entered into with a Servicer with respect to Manufactured Home Loans comprising the Mortgage Assets has been assigned and conveyed to the Trustee and is not subject to any offset, counterclaim, encumbrance or other charge; and (v) the Depositor has obtained from each of the Master Servicer, the Servicer, the originator of the Manufactured Home Loans or such other entity that is the seller of the related Manufactured Home Loan

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representations and warranties relating to certain information respecting the origination of and current status of the Manufactured Home Loans, and has no knowledge of any fact which would cause it to believe that such representations and warranties are inaccurate in any material respect. See 'Loan Underwriting Procedures and Standards' herein.

     Assignment of Participation Securities. The Depositor will cause any Participation Securities obtained under a participation agreement to be assigned to the Trustee by delivering to the Trustee the Participation Security, which will be reregistered in the name of the Trustee. Unless otherwise specified in the related Prospectus Supplement, the Trustee will not be in possession of or be assignee of record with respect to the Loans represented by the Participation Security. Each Participation Security will be identified in a 'Participation Security Schedule' which will specify the original principal balance, outstanding principal balance as of the Cut-off Date, pass-through rate and maturity date for each Participation Security. In the related Agreement, the Depositor will represent and warrant to the Trustee regarding the Participation
Security: (i) that the information contained in the Participation Security
Schedule is true and correct in all material respects; (ii) that, immediately prior to the conveyance of the Participation Securities, the Depositor had good title to and was sole owner of the Participation Security; (iii) that there has been no other sale by it of such Participation Security and (iv) that such Participation Security is not subject to any existing lien, charge, security interest or other encumbrance (other than any Retained Interests).

REPURCHASE AND SUBSTITUTION OF LOANS

     Unless otherwise provided in the related Prospectus Supplement, if any document in the Loan file delivered by the Depositor to the Trustee, or Custodian on behalf of the Trustee, is found by the Trustee within 90 days of the execution of the related Agreement (or promptly after the Trustee's receipt of any document permitted to be delivered after the Closing Date) to be defective in any material respect and the related Servicer or Seller does not cure such defect within 60 days from the date the Master Servicer was notified of the defect by the Trustee, or within such other period specified in the related Prospectus Supplement, the related Servicer or Seller if, and to the extent it is obligated to do so under the related servicing agreement or mortgage loan sale agreement will, not later than 90 days or within such other period specified in the related Prospectus Supplement, from the date the Seller or the Master Servicer was notified of the defect by the Depositor, the Master Servicer or the Trustee, repurchase the related Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the outstanding principal balance of such Mortgage Loan (or, in the case of a foreclosed Mortgage Loan, the outstanding principal balance of such Mortgage Loan immediately prior to foreclosure), plus accrued and unpaid interest to the date of the next scheduled payment on such Mortgage Loan at the related Mortgage Rate.

     Unless otherwise provided in the related Prospectus Supplement, the Master Servicer may, rather than repurchase the Loan as described above, remove such Loan from the Trust Fund (the 'Deleted Loan') and substitute in its place one or more other Loans (each, a 'Qualified Substitute Mortgage Loan') provided, however, that (i) with respect to a Trust Fund for which no REMIC election is made, such substitution must be effected within 120 days of the date of initial issuance of the Securities and (ii) with respect to a Trust Fund for which a REMIC election or elections are made, the Trustee must have received a satisfactory opinion of counsel that such substitution will not result in a prohibited transactions tax under the Code or cause the Trust Fund to lose its status as a REMIC, or in the case of a Trust Fund consisting of two or more REMICs, that such substitution will not cause any such REMIC to lose its status as a REMIC.

     Any Qualified Substitute Mortgage Loan will have, unless otherwise specified in the related Prospectus Supplement, on the date of substitution,
(i) an outstanding principal balance, after deduction of all Scheduled Payments due in the month of substitution, not in excess of the outstanding principal balance of the Deleted Loan (the amount of any shortfall to be deposited to the Certificate Account in the month of substitution for distribution to Securityholders), (ii) an interest rate not lower than and not more than 1% of the interest rate of the Deleted Loan, (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Loan at the time of substitution, (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Loan, and (v) comply with all of the representations and warranties set forth in the related Agreement as of the date of substitution. The related Agreement may include additional requirements relating to ARMs or other specific types of Mortgage Loans, or additional provisions relating to

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meeting the foregoing requirements on an aggregate basis where a number of substitutions occur contemporaneously.

     Unless otherwise provided in the related Prospectus Supplement, the above-described cure, repurchase or substitution obligations constitute the sole remedies available to the Securityholders or the Trustee for a material defect in a Loan document.

     Unless otherwise specified in the related Prospectus Supplement, the Seller (or other party as described in the related Prospectus Supplement) will make representations and warranties with respect to Loans which comprise the Mortgage Assets for a Series. See 'Loan Underwriting Procedures and Standards -- Representations and Warranties' above. If the related Seller (or other party) cannot cure a breach of any such representations and warranties in all material respects within 60 days after notification by the Master Servicer, the Depositor or the Trustee of such breach, and if such breach is of a nature that materially and adversely affects interest of the Securityholders in such Loan, the Seller is obligated to cure, substitute or repurchase the affected Mortgage Loan if such Seller is required to do so under the applicable agreement.

REPORTS TO SECURITYHOLDERS

     The Master Servicer will prepare and will forward or will provide to the Trustee for forwarding to each Securityholder on each Distribution Date, or as soon thereafter as is practicable, a statement setting forth, to the extent applicable to any Series as specified in the related Agreement, among other things:

          (i) as applicable, either (A) the amount of such distribution allocable to principal on the Mortgage Assets, separately identifying the aggregate amount of any principal prepayments included therein and the amount, if any, advanced by the Master Servicer or by a Servicer or (B) the amount of the principal distribution in reduction of stated principal amount (or Compound Value) of each Class and the aggregate unpaid principal amount (or Compound Value) of each Class following such distribution;

          (ii) as applicable, either (A) the amount of such distribution allocable to interest on the Mortgage Assets and the amount, if any, advanced by the Master Servicer or a Servicer or (B) the amount of the interest distribution;

          (iii) the amount of servicing compensation with respect to the Mortgage Assets paid during the Due Period commencing on the Due Date to which such distribution relates and the amount of servicing compensation during such period attributable to penalties and fees;

          (iv) with respect to Compound Interest Securities, prior to the Accrual Termination Date in addition to the information specified in
     (i)(B) above, the amount of interest accrued on such Securities during the related Interest Accrual Period and added to the Compound Value thereof;

          (v) in the case of Floating Interest Securities, the Floating Rate applicable to the distribution being made;

          (vi) if applicable, the number and aggregate principal balances of Loans (A) delinquent for 31 to 60 days, (B) delinquent for 61 days to 90 days and (C) delinquent 91 days or more, as of the close of business on the Determination Date to which such distribution relates;

          (vii) if applicable, the book value of any REO Property acquired on behalf of Securityholders through foreclosure, grant of a deed in lieu of foreclosure or repossession as of the close of business on the last Business Day of the calendar month preceding the Distribution Date to which such distribution relates;

          (viii) if applicable, the amount of coverage under any pool insurance policy as of the close of business on the applicable Distribution Date;

          (ix) if applicable, the amount of coverage under any special hazard insurance policy as of the close of business on the applicable Distribution Date;

          (x) if applicable, the amount of coverage under any bankruptcy bond as of the close of business on the applicable Distribution Date;

          (xi) in the case of any other credit support described in the related Prospectus Supplement, the amount of coverage of such credit support as of the close of business on the applicable Distribution Date;

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          (xii) in the case of any Series which includes a Subordinate Class, the Subordinated Amount, if any, determined as of the related Determination Date and if the distribution to the Senior Securityholders is less than their required distribution, the amount of the shortfall;

          (xiii) the amount of any withdrawal from any applicable Reserve Fund included in amounts actually distributed to Securityholders and the remaining balance of each Reserve Fund (including any Subordination Reserve
     Fund), if any, on such Distribution Date, after giving effect to distributions made on such date; and

          (xiv) such other information as specified in the related Agreement.

     With respect to each Series of Certificates or Notes, Securityholders will be referred to as the 'Certificateholders' or the 'Noteholders', respectively.

     In addition, within a reasonable period of time after the end of each calendar year the Master Servicer, unless otherwise specified in the related Prospectus Supplement, will furnish to each Securityholder of record at any time during such calendar year a report summarizing the items provided to Securityholders as specified in the related Agreement to enable Securityholders to prepare their tax returns including, without limitation, the amount of original issue discount accrued on the Securities, if applicable. Information in the Distribution Date and annual reports provided to the Securityholders will not have been examined and reported upon by an independent public accountant. However, the Master Servicer will provide to the Trustee a report by independent public accountants with respect to the Master Servicer's servicing of the Loans. See 'Servicing of Loans -- Evidence as to Compliance' herein.

INVESTMENT OF FUNDS

     The Certificate Account, Collection Account or Custodial Account, if any, and any other funds and accounts for a Series that may be invested by the Trustee or by the Master Servicer or by the Servicer, if any, can be invested only in Eligible Investments acceptable to each Rating Agency rating such Series, which may include, without limitation, (i) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States of America or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States of America; (ii) commercial paper (having original maturities of not more than nine months) of any corporation incorporated under the laws of the United States or any state thereof or the District of Columbia which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating, or such lower category as will not result in the downgrading or withdrawal of the ratings then assigned to the Securities by each Rating Agency; (iii) certificates of deposit, demand or time deposits, federal funds or bankers' acceptances issued by any bank or trust company incorporated under the laws of the United States of America or of any state thereof or the District of Columbia, provided that the short-term commercial paper of such bank or trust company (or in the case of the principal depository institution in a depository institution holding company, the long-term unsecured debt obligations of such holding company) at the date of acquisition thereof has been rated by each Rating Agency in its highest short-term rating; (iv) money market funds or mutual funds organized under the Investment Company Act of 1940 rated in the highest rating category by each Rating Agency; (v) repurchase obligations (the collateral of which is held by a third party or the Trustee) with respect to any security described in (i) above, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of its two highest long-term rating categories; and (vi) such other investments which do not adversely affect the rating on the Securities of such Series as confirmed in writing by each Rating Agency.

     Funds held in a Reserve Fund or Subordinated Reserve Fund may be invested in certain Eligible Reserve Fund Investments which may include Eligible Investments, mortgage loans, mortgage pass-through or participation securities, mortgage-backed bonds or notes or other investments to the extent specified in the related Prospectus Supplement.

     Eligible Investments or Eligible Reserve Fund Investments with respect to a Series will include only obligations or securities that mature on or before the date on which the amounts in the Collection Account are required to be remitted to the Trustee and amounts in the Certificate Account, any Reserve Fund or the Subordinated Reserve Fund for such Series are required or may be anticipated to be required to be applied for the benefit of Securityholders of such Series.

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     Unless provided in the related Prospectus Supplement, the reinvestment income from the Subordination Reserve Fund, other Reserve Fund, Servicer Account, Collection Account or the Certificate Account will be property of the Trustee, the Master Servicer or a Servicer and not available for distributions to Securityholders. See 'Servicing of Loans' herein.

EVENT OF DEFAULT AND RIGHTS UPON EVENTS OF DEFAULT

     Pooling and Servicing Agreement and Servicing Agreement. Events of Default under the Pooling and Servicing Agreement or Servicing Agreement for each Series of Certificates or Notes, respectively, generally include (i) any failure by the Master Servicer to remit to the Trustee for distribution to the Securityholders (or distribution to Holders of the Equity Certificates with respect to a Series of Notes) of such Series any required payment which continues unremedied for the number of days specified in the related Pooling and Servicing Agreement or Servicing Agreement, after the giving of written notice of such failure, requiring the same to be remedied, to the Master Servicer by the Trustee or the Depositor with respect to each Series of Certificates or by the Trustee or the Issuer with respect to each Series of Notes, or to the Master Servicer, the Depositor and the Trustee with respect to each Series of Certificates or to the Master Servicer, the Issuer and the Trustee with respect to each Series of Notes by the related Holders of Securities of such Series evidencing at least 25% of Voting Rights of the Securities for such Series, (ii) any failure by the Master Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the related Pooling and Servicing Agreement or Servicing Agreement which continues unremedied for 30 days after the giving of written notice of such failure to the Master Servicer by the Trustee or the Depositor with respect to each Series of Certificates or by the Trustee or the Issuer with respect to each Series of Notes, or to the Master Servicer, the Depositor and the Trustee with respect to each Series of Certificates or to the Master Servicer, the Issuer and the Trustee with respect to each Series of Notes by the Holders of Securities of such Series evidencing at least 25% of the Voting Rights of the Securities and (iii) certain events in insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by the Master Servicer indicating its insolvency, reorganization or inability to pay its obligations.

     Unless otherwise specified in the related Prospectus Supplement, so long as an Event of Default remains unremedied under the Pooling and Servicing Agreement or Servicing Agreement for a Series, the Trustee for such Series or Holders of Securities of such Series evidencing at least 51% of the aggregate outstanding principal amount of the Securities for such Series (the first 51% who provide such notice) or the Depositor may terminate all of the rights and obligations of the Master Servicer as servicer under the Pooling and Servicing Agreement or Servicing Agreement and in and to the Mortgage Loans (other than its right as a Securityholder (or as Holder of the Equity Certificates with respect to a Series of Notes) under the Pooling and Servicing Agreement or Servicing Agreement, as applicable, which rights the Master Servicer will retain under all circumstances), whereupon the Trustee will succeed to all the responsibilities, duties and liabilities of the Master Servicer under the Pooling and Servicing Agreement or Servicing Agreement and will be entitled to reasonable servicing compensation not to exceed the applicable servicing fee, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in the related Pooling and Servicing Agreement or Servicing Agreement. Unless otherwise specified in the related Prospectus Supplement, in the event that the Trustee would be obligated to succeed the Master Servicer but is unwilling so to act, it may appoint (or if it is unable so to act, it shall appoint) or petition a court of competent jurisdiction for the appointment of, a FNMA- or FHLMC-approved mortgage servicing institution with a net worth of at least $10,000,000 or such other amount as specified in the related Prospectus Supplement to act as a successor to the Master Servicer under the related Pooling and Servicing Agreement or Servicing Agreement (unless otherwise set forth in the related Pooling and Servicing Agreement or Servicing Agreement). Pending such appointment, the Trustee is obligated to act in such capacity.

     No Securityholder of a Series, solely by virtue of such Holder's status as a Securityholder, will have any right under the Pooling and Servicing Agreement or Servicing Agreement for such Series to institute any proceeding with respect to the related Pooling and Servicing Agreement or Servicing Agreement, unless such Holder previously has given to the Trustee for such Series written notice of default and unless the Holders of Securities evidencing at least 25% of the aggregate outstanding principal amount of the Securities for such Series have made written request upon the Trustee to institute such proceeding in its own name as Trustee

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thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for 60 days has neglected or refused to institute any such proceeding.

     Indenture. Unless otherwise provided in the related Prospectus Supplement for a Series of Notes, an Event of Default under the Indenture generally will include: (i) a default for five days or more (or other period of time described in the related Prospectus Supplement) in the payment of any principal of or interest on any Note or Equity Certificates of such Series; (ii) failure to perform any other covenant of the Issuer in the Indenture which continues for a period of 30 days after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement; (iii) any representation or warranty made by the Issuer in the Indenture or in any certificate or other writing delivered pursuant thereto or in connection therewith with respect to or affecting such Series having been incorrect in a material respect as of the time made, and such breach is not cured within 30 days after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement; (iv) certain events of bankruptcy, insolvency, receivership or liquidation of the Issuer; or (v) any other Event of Default provided with respect to Notes of that Series.

     If an Event of Default with respect to the Notes of any Series at the time outstanding occurs and is continuing, the Trustee or the holders of a majority of the then aggregate outstanding amount of the Notes of such Series may declare the principal amount (or, if the Notes of that Series are Compound Interest Securities, such portion of the principal amount as may be specified in the terms of that Series, as provided in the related Prospectus Supplement) of all the Notes of such Series to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the holders of a majority in aggregate outstanding amount of the related Notes.

     If following an Event of Default with respect to any Series of Notes, the Notes of such Series have been declared to be due and payable, the Trustee may, in its discretion, notwithstanding such acceleration, elect to maintain possession of the collateral securing the Notes of such Series and to continue to apply payments on such collateral as if there had been no declaration of acceleration if such collateral continues to provide sufficient funds for the payment of principal of and interest on the Notes of such Series as they would have become due if there had not been such a declaration. In addition, the Trustee may not sell or otherwise liquidate the collateral securing the Notes of a Series following an Event of Default, unless (a) the holders of 100% of the then aggregate outstanding amount of the Notes of such Series consent to such sale, (b) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding Notes of such Series at the date of such sale or (c) the Trustee determines that such collateral would not be sufficient on an ongoing basis to make all payments on such Notes as such payments would have become due if such Notes had not been declared due and payable, and the Trustee obtains the consent of the holders of 66 2/3% of the then aggregate outstanding amount of the Notes of such Series.

     In the event that the Trustee liquidates the collateral in connection with an Event of Default, the Indenture provides that the Trustee will have a prior lien on the proceeds of any such liquidation for unpaid fees and expenses. As a result, upon the occurrence of such an Event of Default, the amount available for payments to the Noteholders would be less than would otherwise be the case. However, the Trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the Indenture for the benefit of the Noteholders after the occurrence of such an Event of Default.

     In the event the principal of the Notes of a Series is declared due and payable, as described above, the holders of any such Notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of such discount that is unamortized.

     No Noteholder or Holder of an Equity Certificate of a Series, solely by virtue of such Holder's status as a Noteholder or Holder of an Equity Certificate, will have any right under an Owner Trust Agreement or Indenture for such Series to institute any proceeding with respect to such Agreement unless such holder previously has given to the Trustee for such Series written notice of default and unless the Holders of Notes or Equity Certificates of any class evidencing at least 25% of the aggregate Percentage Interests constituting such class have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for 60 days has neglected or refused to institute any such proceeding.

     Pursuant to the terms of the Indenture, if an Event of Default occurs and is continuing, Senior Securityholders may be entitled to exercise certain rights of the Holders of the Securities, without the consent of

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Subordinate Securityholders, and the Subordinate Securityholders may exercise such rights only with the prior consent of the Senior Securityholders.

THE OWNER TRUSTEE

     The identity of the commercial bank, national banking association, banking corporation, savings and loan association or trust company named as the Owner Trustee for each Series of Notes will be set forth in the related Prospectus Supplement. The entity serving as Owner Trustee may have normal banking relationships with the Depositor or the Master Servicer.

THE TRUSTEE

     The identity of the commercial bank, national banking association, banking corporation, savings and loan association or trust company named as the Trustee for each Series of Securities will be set forth in the related Prospectus Supplement. The entity serving as Trustee may have normal banking relationships with the Depositor or the Master Servicer. In addition, for the purpose of meeting the legal requirements of certain local jurisdictions, the Trustee will have the power to appoint co-trustees or separate trustees of all or any part of the Trust Fund relating to a Series of Securities. In the event of such appointment, all rights, powers, duties and obligations conferred or imposed upon the Trustee by the Pooling and Servicing Agreement or Indenture relating to such Series will be conferred or imposed upon the Trustee and each such separate trustee or co-trustee jointly, or, in any jurisdiction in which the Trustee shall be incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee who shall exercise and perform such rights, powers, duties and obligations solely at the direction of the Trustee. The Trustee may also appoint agents to perform any of the responsibilities of the Trustee, which agents shall have any or all of the rights, powers, duties and obligations of the Trustee conferred on them by such appointment; provided that the Trustee shall continue to be responsible for its duties and obligations under the related Agreement.

DUTIES OF THE TRUSTEE

     The Trustee makes no representations as to the validity or sufficiency of any related Agreement, the Securities or of any Mortgage Asset or related documents. If no Event of Default (as defined in the related Pooling and Servicing Agreement, Sale and Servicing Agreement or Indenture) has occurred, the Trustee is required to perform only those duties specifically required of it under the related Agreement. Upon receipt of the various certificates, statements, reports or other instruments required to be furnished to it, the Trustee is required to examine them to determine whether they are in the form required by the related Agreement. However, the Trustee will not be responsible for the accuracy or content of any such documents furnished by it or the Securityholders to the Master Servicer under the related Agreement.

     The Trustee may be held liable for its own grossly negligent action or failure to act, or for its own willful misconduct; provided, however, that the Trustee will not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Securityholders in an Event of Default. See 'Event of Default and Rights Upon Events of Default' above. The Trustee is not required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the related Agreement, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

RESIGNATION OF TRUSTEE

     The Trustee may, upon written notice to the Depositor, the Master Servicer and to all Securityholders; provided, that such resignation shall not be effective until a successor trustee is appointed. If no successor Trustee has been appointed and has accepted the appointment within 60 days after giving such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for appointment of a successor Trustee; provided, that such the resigning Trustee shall not resign and be discharged until such time as the successor trustee is approved by each Rating Agency. The Trustee may also be removed at any time (i) by the Depositor, if the Trustee ceases to be eligible to continue as such under the related Pooling and Servicing Agreement or Indenture, (ii) if the Trustee becomes insolvent, (iii) if a tax is imposed or threatened with respect

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to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee pursuant to the related Agreement is located, or (iv) by the Holders of Securities evidencing at least 51% of the aggregate outstanding principal amount of the Securities in the Trust Fund upon notice to the Trustee and to the Depositor. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

CERTIFICATE ACCOUNT

     The Trustee will establish a separate account (the 'Certificate Account') in its name as Trustee for the Securityholders, or if it is so specified in the related Prospectus Supplement, the Certificate Account may be established by the Master Servicer in the name of the Trustee. Unless otherwise specified in the related Prospectus Supplement, the Certificate Account will be an Eligible Account, and the funds held therein may be invested, pending disbursement to Securityholders of the related Series, pursuant to the terms of the related Pooling and Servicing Agreement or the related Servicing Agreement and Indenture, in Eligible Investments. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer or the Trustee will be entitled to receive, as additional compensation, any interest or other income earned on funds in the Certificate Account. There will be deposited into the Certificate Account monthly all funds received from the Master Servicer and required withdrawals from any reserve funds. Unless otherwise specified in the related Prospectus Supplement, the Trustee is permitted from time to time to make withdrawals from the Certificate Account for each Series to remove amounts deposited therein in error, to pay to itself or the Master Servicer any reinvestment income on funds held in the Certificate Account to the extent it is entitled, to remit to the Master Servicer its Servicing Fee, assumption or substitution fees, late payment charges and other mortgagor charges, reimbursement of Advances and expenses, to make deposits to any reserve fund, to make regular distributions to the Securityholders, to clear and terminate the Certificate Account and to make other withdrawals as required or permitted by the related Agreements.

EXPENSE RESERVE FUND

     If specified in the Prospectus Supplement relating to a Series, the Depositor may deposit on the related Closing Date in an account to be established with the Trustee (the 'Expense Reserve Fund') cash or Eligible Investments which will be available to pay anticipated fees and expenses of the Trustee or other agents. The Expense Reserve Fund for a Series may also be funded over time through the deposit therein of all or a portion of cash flow, to the extent described in the related Prospectus Supplement. The Expense Reserve Fund, if any, will not be part of the Trust Fund held for the benefit of the Holders. Amounts on deposit in any Expense Reserve Fund will be invested in one or more Eligible Investments.

AMENDMENT OF AGREEMENTS

     Unless otherwise specified in the Prospectus Supplement, the Pooling and Servicing Agreement for each Series of Certificates may be amended by the Depositor, the Master Servicer, and the Trustee with respect to such Series, without notice to or consent of the Certificateholders (i) to cure any ambiguity, (ii) to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein, (iii) to make any other provisions with respect to matters or questions arising under such Pooling and Servicing Agreement which are not inconsistent with any other provisions of such Pooling and Servicing Agreement or (iv) to comply with any requirements imposed by the Code; provided that such amendment (other than pursuant to clause
(iv) above) will not adversely affect in any material respect the interests of any Certificateholders of such Series.

     Unless otherwise specified in the related Prospectus Supplement, the Pooling and Servicing Agreement for each Series of Certificates may also be amended by the Trustee, the Master Servicer and the Depositor with respect to such Series with the consent of the Holders possessing not less than 66 2/3% of the aggregate outstanding principal amount of the Certificates of each Class of such Series affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Pooling and Servicing Agreement or modifying in any manner the rights of Certificateholders of such Series; provided, however, that no such amendment may (i) reduce the amount or delay the timing of payments on any Certificate without the consent of the Holder of such Certificate; (ii) adversely affect the REMIC status, if a REMIC

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election or elections have been made, for the related Trust Fund of a Series; or
(iii) reduce the aforesaid percentage of aggregate outstanding principal amount of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the aggregate outstanding principal amount of each Class of Certificates affected thereby.

     Notwithstanding the foregoing, if a REMIC election or elections have been made with respect to the related Trust Fund, the Trustee will not be entitled to consent to any amendment to a Pooling and Servicing Agreement without having first received an opinion of counsel to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Depositor or the Trustee in accordance with such amendment will not result in the imposition of a tax on the related Trust Fund or any related REMIC or cause such Trust Fund or any such REMIC to fail to qualify as a REMIC.

     Unless otherwise specified in the Prospectus Supplement, the Servicing Agreement or Indenture for each Series of Notes may be amended by the parties thereto without the consent of any of the Noteholders covered by such Agreement
(i) to cure any ambiguity, (ii) to correct, modify or supplement any provision therein which may be defective or inconsistent with any other provision therein or (iii) to make any other provisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof, provided that such action will not adversely affect in any material respect the interests of any Noteholder covered by the Agreement.

     Unless otherwise specified in the related Prospectus Supplement, the Servicing Agreement or Indenture for each Series of Notes may also be amended by the parties thereto with the consent of the Holders evidencing not less than 66 2/3% of the aggregate outstanding principal amount of the Notes of each Class of such Series affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Agreement or modifying in any manner the rights of Noteholders of such Series; provided, however, that no such amendment may (i) reduce the amount of or delay the timing of, payments received on any Note without the consent of the holder of such Note, (ii) adversely affect in any material respect the interests of the holders of any Class of Notes in a manner other than as described in (i), without the consent of the holders of Notes of such Class evidencing not less than 66 2/3% of the aggregate outstanding principal amount of the Notes of each Class of such Series affected thereby or (iii) reduce the aforesaid percentage of aggregate outstanding principal amount of Notes of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the aggregate outstanding principal amount of each Class of Notes affected thereby.

VOTING RIGHTS

     The related Prospectus Supplement will set forth the method of determining allocation of voting rights with respect to a Series, if other than as set forth herein. If specified in the related Prospectus Supplement, a provider of credit enhancement may be entitled to certain Voting Rights of the Securityholders.

REMIC ADMINISTRATOR

     With respect to any Multiple Class Series of Certificates as to which a REMIC election is made, preparation of certain reports and certain other administrative duties with respect to the Trust Fund may be performed by a REMIC administrator, who may be an affiliate of the Depositor.

TERMINATION

     The obligations created by the related Agreements for a Series will terminate upon the distribution to Securityholders of all amounts distributable to them pursuant to such Agreements after (i) the later of the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund for such Series or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure in respect of any Mortgage Loan or (ii) the repurchase by the Master Servicer or the Depositor (or other party as specified in the Prospectus Supplement) from the Trustee for such Series of all Mortgage Loans at that time subject to the related Agreements and all property acquired in respect of any Mortgage Loan. The exercise of such right will effect early retirement of the Securities of such Series, but such right to so purchase is subject to the aggregate principal balances of the Mortgage Loans at the time of repurchase being less than a fixed percentage, to be set forth in the related Prospectus Supplement, of the Cut-off Date Aggregate Principal Balance. In no event,

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however, will the trust created by the related Agreements continue beyond the expiration of 21 years from the death of the last survivor of certain persons identified therein. For each Series, the Master Servicer or the Trustee, as applicable, will give written notice of termination of the related Agreements to each Securityholder, and the final distribution will be made only upon surrender and cancellation of the Securities at an office or agency specified in the notice of termination. See 'Description of the Securities -- Optional Termination' herein.

                         CERTAIN LEGAL ASPECTS OF LOANS

     The following discussion contains summaries of certain legal aspects of housing loans which are general in nature. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which the properties securing the housing loans are situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Loans.

MORTGAGES

     The Mortgage Loans comprising or underlying the Mortgage Assets for a Series will be secured by either mortgages or deeds of trust or deeds to secure debt, depending upon the prevailing practice in the state in which the property subject to a Mortgage Loan is located. The filing of a mortgage, deed of trust or deed to secure debt creates a lien or title interest upon the real property covered by such instrument and represents the security for the repayment of an obligation that is customarily evidenced by a promissory note. It is not prior to the lien for real estate taxes and assessments or other charges imposed under governmental police powers. Priority with respect to such instruments depends on their terms and in some cases the term of separate subordination or intercreditor agreements, the knowledge of the parties to the mortgage and generally on the order of recording with the applicable state, county or municipal office. There are two parties to a mortgage, the mortgagor, who is the borrower/homeowner or the land trustee (as described below), and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a land trust, there are three parties because title to the property is held by a land trustee under a land trust agreement of which the borrower/homeowner is the beneficiary. At origination of a mortgage loan, the borrower executes a separate undertaking to make payments on the mortgage note. A deed of trust transaction normally has three parties, the trustor, who is the borrower/homeowner, the beneficiary, who is the lender, and the trustee, a third-party grantee. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. A deed to secure debt typically has two parties, pursuant to which the borrower, or grantor, conveys title to the real property to the grantee, or lender a power of sale, until such times as the debt is repaid. The mortgagee's authority under a mortgage or a deed to secure debt and the trustee's authority under a deed of trust are governed by the law of the state in which the real property is located, the express provisions of the mortgage, the deed to secure debt, or deed of trust, and, in some cases, in deed of trust transactions, the directions of the beneficiary.

COOPERATIVE LOANS

     If specified in the Prospectus Supplement relating to a Series of Securities, the Mortgage Loans may also contain Cooperative Loans evidenced by promissory notes secured by security interests in shares issued by private corporations which are entitled to be treated as housing cooperatives under the Code and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the corporations' buildings. The security agreement will create a lien upon, or grant a title interest in, the cooperative shares and proprietary leases or occupancy agreements, the priority of which will depend on the terms of the particular security agreement as well as the order of recordation of the agreement or the filing of the financing statements related thereto in the appropriate recording office, or the taking of possession of the cooperative shares; depending on the law of the state where the cooperative is located. Such a lien or security interest is not, in general, prior to liens in favor of the cooperative corporation for unpaid assessments or common charges. Such a lien or security interest is not prior to the lien for real estate taxes and assessments and other charges imposed under governmental police powers.

     Unless otherwise specified in the related Prospectus Supplement, all cooperative apartments relating to the Cooperative Loans are located in the State of New York. A corporation which is entitled to be treated as a

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housing cooperative under the Code owns all the real property or some interest therein sufficient to permit it to own the building and all separate dwelling units therein. The Cooperative is directly responsible for property management and, in most cases, payment of real estate taxes and hazard and liability insurance. If there is a blanket mortgage or mortgages on the cooperative apartment building and/or underlying land, as is generally the case, or an underlying lease of the land, as is the case in some instances, the Cooperative, as property mortgagor, is also responsible for meeting these mortgage or rental obligations. The interest of the occupant under proprietary leases or occupancy agreements as to which that Cooperative is the landlord are generally subordinate to the interest of the holder of a blanket mortgage and to the interest of the holder of a land lease. If the Cooperative is unable to meet the payment obligations (i) arising under a blanket mortgage, the mortgagee holding a blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements or (ii) arising under its land lease, the holder of the land lease could terminate it and all subordinate proprietary leases and occupancy agreements. Also, a blanket mortgage on a Cooperative may provide financing in the form of a mortgage that does not fully amortize, with a significant portion of principal being due in one final payment at maturity. The inability of the Cooperative to refinance a mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee. Similarly, a land lease has an expiration date and the inability of the Cooperative to extend its term or, in the alternative, to purchase the land could lead to termination of the Cooperative's interest in the property and termination of all proprietary leases and occupancy agreements. A foreclosure by the holder of a blanket mortgage could eliminate or significantly diminish the value of any collateral held by the lender who financed an individual tenant-stockholder of Cooperative shares or, in the case of the Mortgage Loans, the collateral securing the Cooperative Loans. Similarly, the termination of the land lease by its holder could eliminate or significantly diminish the value of any collateral held by the lender who financed an individual tenant-stockholder of the Cooperative shares or, in the case of the Mortgage Loans, the collateral securing the Cooperative Loans.

     The Cooperative is owned by tenant-stockholders who, through ownership of stock or shares in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a Cooperative must make a monthly payment to the Cooperative representing such tenant-stockholder's pro rata share of the Cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a Cooperative and accompanying occupancy rights are financed through a Cooperative share loan evidenced by a promissory note and secured by a security interest in the occupancy agreement or proprietary lease and in the related Cooperative shares. The lender takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the Cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of cooperative shares. See 'Realizing on Cooperative Loan Security' below.

     Tax Aspects of Cooperative Ownership. In general, a 'tenant-stockholder' (as defined in Section 216(b)(2) of the Code) of a corporation that qualifies as a 'cooperative housing corporation' within the meaning of Section 216(b)(1) of the Code is allowed a deduction for amounts paid or accrued within his taxable year to the corporation representing his proportionate share of certain interest expenses and certain real estate taxes allowable as a deduction under Section 216(a) of the Code to the corporation under Sections 163 and 164 of the Code. In order for a corporation to qualify under Section 216(b)(1) of the Code for its taxable year in which such items are allowable as a deduction to the corporation, such section requires, among other things, that at least 80% of the gross income of the corporation be derived from its tenant-stockholders. By virtue of this requirement, the status of a corporation for purposes of Section 216(b)(1) of the Code must be determined on a year-to-year basis. Consequently, there can be no assurance that cooperatives relating to the Cooperative Loans will qualify under such section for any particular year. In the event that such a cooperative fails to qualify for one or more years, the value of the collateral securing any related Cooperative Loans could be significantly impaired because no deduction would be allowable to tenant-stockholders under
Section 216(a) of the Code with respect to those years. In view of the significance of the tax benefits accorded tenant-stockholders of a corporation that qualifies under Section 216(b)(1) of the Code, the likelihood that such a failure would be permitted to continue over a period of years appears remote.

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FORECLOSURE ON MORTGAGES

     Foreclosure of a deed of trust or a deed to secure debt is generally accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust which authorizes the trustee to sell the property upon any default by the borrower under the terms of the note or deed of trust. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee in some states must provide notice to any other individual having an interest in the real property, including any junior lienholders. The trustor, borrower, or any person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property, recorded and sent to all parties having an interest in the real property.

     An action to foreclose a mortgage is an action to recover the mortgage debt by enforcing the mortgagee's rights under the mortgage. It is regulated by statutes and rules and subject throughout to the court's equitable powers. Generally, a mortgagor is bound by the terms of the mortgage note and the mortgage as made and cannot be relieved from his default if the mortgagee has exercised his rights in a commercially reasonable manner. However, since a foreclosure action historically was equitable in nature, the court may exercise equitable powers to relieve a mortgagor of a default and deny the mortgagee foreclosure on proof that either the mortgagor's default was neither willful nor in bad faith or the mortgagee's action established a waiver, fraud, bad faith, or oppressive or unconscionable conduct such as to warrant a court of equity to refuse affirmative relief to the mortgagee. Under certain circumstances a court of equity may relieve the mortgagor from an entirely technical default where such default was not willful.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring up to several years to complete. Similarly, a suit against the debtor on the mortgage note may take several years and, generally, is a remedy alternative to foreclosure, the mortgagee being precluded from pursuing both at the same time.

     In case of foreclosure under either a mortgage, a deed of trust, or a deed to secure debt, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty potential third party purchasers at the sale have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at a foreclosure sale. It is common for the lender to purchase the property from the trustee or referee for an amount which may be equal to the principal amount of the mortgage or deed of trust plus accrued and unpaid interest and the expenses of foreclosure, in which event the mortgagor's debt will be extinguished or the lender may purchase for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment in states where such a judgment is available. Thereafter, the lender will assume the burdens of ownership, including obtaining casualty insurance, paying taxes and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage guaranty insurance proceeds.

     A junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to the senior mortgages, in which case it must either pay the entire amount due on the senior mortgages to the senior mortgagees prior to or at the time of the foreclosure sale or undertake the obligation to make payments on the senior mortgages in the event the mortgagor is in default thereunder, in either event adding the amounts expended to the balance due on be subrogated to the rights of the senior mortgagees. In addition, in the event that the foreclosure of a junior mortgage triggers the enforcement of a 'due-on-sale' clause in a senior mortgage, the junior mortgagee may be required to pay the full amount of the senior mortgages to the senior mortgagees. Accordingly, with respect to those Mortgage Loans which are junior mortgage loans, if the lender purchases the property, the lender's title will be subject to all senior liens and claims and certain governmental liens. The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage or deed of trust under

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which the sale was conducted. Any remaining proceeds are generally payable to the holders of junior mortgages or deeds of trust and other liens and claims in order of their priority, whether or not the borrower is in default. Any additional proceeds are generally payable to the mortgagor or trustor. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgagee or may require the institution of separate legal proceeds.

     The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage or deed of trust under which the sale was conducted. Any remaining proceeds are generally payable to the holders of junior mortgages or deeds of trust and other liens and claims in order of their priority, whether or not the borrower is in default. Any additional proceeds are generally payable to the mortgagor or trustor. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgagee or may require the institution of separate legal proceedings.

     The purposes of a foreclosure action are to enable the mortgagee to realize upon its security and to bar the mortgagor, and all persons who have an interest in the property which is subordinate to the foreclosing mortgagee, from their 'equity of redemption.' The doctrine of equity of redemption provides that, until the property covered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having an interest which is subordinate to that of the foreclosing mortgagee have an equity of redemption and may redeem the property by paying the entire debt with interest. In addition, in some states, when a foreclosure action has been commenced, the redeeming party must pay certain costs of such action. Those having an equity of redemption must be made parties and duly summoned to the foreclosure action in order for their equity of redemption to be barred.

REALIZING UPON COOPERATIVE LOAN SECURITY

     The Cooperative shares and proprietary lease or occupancy agreement owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the Cooperative's certificate of incorporation and by-laws, as well as in the proprietary lease or occupancy agreement. The proprietary lease or occupancy agreement, even while pledged, may be cancelled by the Cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the Cooperative apartment building incurred by such tenant-stockholder. Commonly, rent and other obligations and charges arising under a proprietary lease or occupancy agreement which are owed to the Cooperative are made liens upon the shares to which the proprietary lease or occupancy agreement relates. In addition, the proprietary lease or occupancy agreement generally permits the Cooperative to terminate such lease or agreement in the event the borrower defaults in the performance of covenants thereunder. Typically, the lender and the Cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

     The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the Cooperative will take no action to terminate such lease or agreement until the lender has been provided with an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the Cooperative will recognize the lender's lien against proceeds from a sale of the Cooperative apartment, subject, however, to the Cooperative's right to sums due under such proprietary lease or occupancy agreement or which have become liens on the shares relating to the proprietary lease or occupancy agreement. The total amount owed to the Cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the Cooperative Loan and accrued and unpaid interest thereon.

     Recognition agreements also generally provide that in the event the lender succeeds to the tenant-shareholder's shares and proprietary lease or occupancy agreement as the result of realizing upon its collateral for a Cooperative Loan, the lender must obtain the approval or consent of the Cooperative as required by the proprietary lease before transferring the Cooperative shares and assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholder.

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     The terms of the Cooperative Loans do not require either the tenant-stockholder or the Cooperative to obtain title insurance of any type. Consequently, the existence of any prior liens or other imperfections of title also may adversely affect the marketability of the cooperative dwelling unit in the event of foreclosure.

     In New York, lenders generally have realized upon the pledged shares and proprietary lease or occupancy agreement given to secure a Cooperative Loan by public sale in accordance with the provisions of Article 9 of the New York Uniform Commercial Code (the 'UCC') and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a 'commercially reasonable' manner. Whether a sale has been conducted in a 'commercially reasonable' manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the sale. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

     Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperative corporation to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See 'Anti-Deficiency Legislation and Other Limitations on Lenders' below.

RIGHTS OF REDEMPTION

     In some states, after sale pursuant to a deed of trust or a deed to secure debt or foreclosure of a mortgage, the trustor or mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. The right of redemption should be distinguished from the equity of redemption, which is a nonstatutory right that must be exercised prior to the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The right of redemption would defeat the title of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust or a deed to secure debt. Consequently, the practical effect of a right of redemption is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem property after a trustee's sale under a deed of trust.

ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON LENDERS

     Certain states have imposed statutory prohibitions which limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage or a deed to secure debt. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust, deed to secure debt or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale. Certain state laws also place a limitation on the mortgagee with respect to late payment charges.

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     With respect to mortgage loans secured by collateral in addition to the related properties, realization upon the additional collateral may be governed by the Uniform Commercial Code in effect under the law of the state applicable thereto. Some courts have interpreted the Uniform Commercial Code to prohibit or limit a deficiency award in certain circumstances, including those in which the disposition of the collateral was not conducted in a commercially reasonable manner. In some states, the Uniform Commercial Code does not apply to liens upon additional collateral consisting of certain types of personal property (including, for example, bank accounts and, to a certain extent, insurance policies and annuities). Realization upon such additional collateral will be governed by state laws applicable thereto rather than by the Uniform Commercial Code, and the availability of deficiency awards under such state laws may be limited. Whether realization upon any Additional Collateral is governed by the Uniform Commercial Code or by other state laws, the ability of secured parties to realize upon the additional collateral may be limited by statutory prohibitions that limit remedies in respect of the related mortgage loans. Such prohibitions may affect secured parties either independently or in conjunction with statutory requirements that secured parties proceed against the related mortgaged properties first or against both such mortgaged properties and the additional collateral concurrently. Some state statutes require secured parties to exhaust the security afforded by the mortgaged properties through foreclosure before attempting to realize upon the related additional collateral (including any third-party guarantees). Other state statutes require secured parties to foreclose upon mortgaged properties and additional collateral concurrently. In states where statutes limit the rights of secured parties to obtain deficiency judgments against borrowers or guarantors following foreclosure upon the related mortgaged properties and where secured parties either are required or elect to proceed against such mortgaged properties before proceeding against the related additional collateral, limitations upon the amounts of deficiency judgments may reduce the amounts that may be realized by the secured parties upon the disposition of such additional collateral. Further, in certain states where secured parties may choose whether to proceed against the related mortgaged properties or additional collateral first or against both concurrently, the secured parties, following a proceeding against one, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the other. Consequently, the practical effect of the election requirement, in those states permitting such election, is that secured parties will usually proceed against both concurrently or against the mortgaged properties first if prohibited from proceeding against both by state law.

     For Cooperative Loans. Generally, lenders realize on cooperative shares and the accompanying proprietary lease given to secure a Cooperative Loan under
Article 9 of the UCC. Some courts have interpreted section 9-504 of the UCC to prohibit a deficiency award unless the creditor establishes that the sale of the collateral (which, in the case of a Cooperative Loan, would be the shares of the Cooperative and the related proprietary lease or occupancy agreement) was conducted in a commercially reasonable manner.

     Federal Bankruptcy and Other Laws Affecting Creditors' Rights. In addition to laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including the federal bankruptcy laws, the Relief Act, and state laws affording relief to debtors, may interfere with or affect the ability of the secured lender to realize upon collateral and/or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, the filing of a petition acts as a stay against the enforcement of remedies for collection of a debt. Moreover, a court with federal bankruptcy jurisdiction may permit a debtor through a Chapter 13 under the Bankruptcy Code rehabilitative plan to cure a monetary default with respect to a loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original loan payment schedule even though the lender accelerated the loan and the lender has taken all steps to realize upon his security (provided no sale of the property has yet occurred) prior to the filing of the debtor's Chapter 13 petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a loan default by permitting the obligor to pay arrearages over a number of years.

     Courts with federal bankruptcy jurisdiction have also indicated that the terms of a loan secured by property of the debtor may be modified if the borrower has filed a petition under Chapter 13. These courts have suggested that such modifications may include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. Federal bankruptcy law and limited case law indicate that the foregoing modifications could not be applied to the terms of a loan secured by property that is the principal residence of the debtor. In all cases, the secured creditor is entitled to the value of its security plus post-petition interest, attorney's fees and costs to the extent the value of the security exceeds the debt. Therefore, with respect to any

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Additional Collateral Loan secured by property of the debtor in addition to the debtor's principal residence, courts with federal bankruptcy jurisdiction may reduce the amount of each monthly payment, change the rate of interest, alter the repayment schedule, forgive all or a portion of the debt, reduce the lender's security interest to the value of the collateral and otherwise subject such mortgage loan to the cramdown provisions of Chapter 13.

     In a Chapter 11 case under the Bankruptcy Code, the lender is precluded from foreclosing without authorization from the bankruptcy court. The lender's lien may be transferred to other collateral and/or be limited in amount to the value of the lender's interest in the collateral as of the date of the bankruptcy. The loan term may be extended, the interest rate may be adjusted to market rates and the priority of the loan may be subordinated to bankruptcy court-approved financing. The bankruptcy court can, in effect, invalidate due-on-sale clauses through confirmed Chapter 11 plans of reorganization.

     The Bankruptcy Code provides priority to certain tax liens over the lender's security. This may delay or interfere with the enforcement of rights in respect of a defaulted Loan. In addition, substantive requirements are imposed upon lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. The laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. These federal laws impose specific statutory liabilities upon lenders who originate loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans. With respect to mortgage loans secured by collateral in addition to the related mortgaged properties, such tax liens may in certain circumstances provide priority over the lien on such additional collateral.

     Certain of the Mortgage Loans may be subject to special rules, disclosure requirements and other provisions that were added to the federal Truth-in-Lending Act by the Homeownership and Equity Protection Act of 1994 (such Mortgage Loans, 'High Cost Loans'), if such Mortgage Loans were originated on or after October 1, 1995, are not mortgaged loans made to finance the purchase of the mortgaged property and have interest rates or origination costs in excess of certain prescribed levels. Purchasers or assignees of any High Cost Loan could be liable for all claims and subject to all defenses arising under such provisions that the borrower could assert against the originator thereof. Remedies available to the borrower include monetary penalties, as well as rescission rights if the appropriate disclosures were not given as required. See 'Loan Underwriting Procedures and Standards -- Representations and Warranties.'

     Soldiers' and Sailors' Civil Relief Act. Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the 'Relief Act'), a borrower who enters military service after the origination of such borrower's Mortgage Loan (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the Mortgage Loan and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such interest rate limitation could have an effect, for an indeterminate period of time, on the ability of the Trust Fund to collect full amounts of interest on certain of the Mortgage Loans. Unless otherwise provided in the applicable Prospectus Supplement, any shortfall in interest collections resulting from the application of the Relief Act could result in losses to the holders of the Securities. In addition, the Relief Act imposes limitations which would impair the ability of the Trust Fund to foreclose on an affected Mortgage Loan during the borrower's period of active duty status. Thus, in the event that such a Mortgage Loan goes into default, there may be delays and losses occasioned by the inability to realize upon the Mortgaged Property in a timely fashion.

JUNIOR MORTGAGES

     Some of the Mortgage Loans may be secured by junior mortgages or deeds of trust, which are junior to senior mortgages or deeds of trust which are not part of the Trust Fund. The rights of the Securityholders as the holders of a junior deed of trust or a junior mortgage are subordinate in lien priority and in payment priority to those of the holder of the senior mortgage or deed of trust, including the prior rights of the senior mortgagee or beneficiary to receive and apply hazard insurance and condemnation proceeds and, upon default of the mortgagor, to cause a foreclosure on the property. Upon completion of the foreclosure proceedings by the holder of the senior mortgage or the sale pursuant to the deed of trust, the junior mortgagee's or junior beneficiary's lien will be extinguished unless the junior lienholder satisfies the defaulted senior loan or asserts its subordinate interest in a property in foreclosure proceedings. See ' -- Foreclosure on Mortgages' herein.

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     Furthermore, the terms of the junior mortgage or deed of trust are subordinate to the terms of the senior mortgage or deed of trust. In the event of a conflict between the terms of the senior mortgage or deed of trust and the junior mortgage or deed of trust, the terms of the senior mortgage or deed of trust will govern generally. Upon a failure of the mortgagor or trustor to perform any of its obligations, the senior mortgagee or beneficiary, subject to the terms of the senior mortgage or deed of trust, may have the right to perform the obligation itself. Generally, all sums so expended by the mortgagee or beneficiary become part of the indebtedness secured by the mortgage or deed of trust. To the extent a senior mortgagee expends such sums, such sums will generally have priority over all sums due under the junior mortgage.

DUE-ON-SALE CLAUSES IN MORTGAGE LOANS

     Unless the Prospectus Supplement indicates otherwise, the Loans generally contain due-on-sale clauses. These clauses permit the lender to accelerate the maturity of the loan if the borrower sells, transfers or conveys the property. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases the enforceability of these clauses has been limited or denied. However, the Garn-St Germain Depository Institutions Act of 1982 (the 'Garn-St Germain Act'), preempts state constitutional, statutory and case law that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain limited exceptions. The Garn-St Germain Act does 'encourage' lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

     The Garn-St Germain Act also sets forth nine specific instances in which a mortgage lender covered by the Garn-St Germain Act may not exercise a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. These include intra-family transfers, certain transfers by operation of law, leases of fewer than three years and the creation of a junior encumbrance. Regulations promulgated under the Garn-St Germain Act also prohibit the imposition of a prepayment penalty upon the acceleration of a loan pursuant to a due-on-sale clause.

     The inability to enforce a due-on-sale clause may result in a mortgage loan bearing an interest rate below the current market rate being assumed by a new home buyer rather than being paid off, which may have an impact upon the average life of the Mortgage Loans and the number of Mortgage Loans which may be outstanding until maturity.

     Upon foreclosure, courts have imposed general equitable principles. These equitable principles are generally designed to relieve the borrower from the legal effect of its defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage instrument is not monetary, such as the borrower failing to adequately maintain the property or the borrower executing a second mortgage or deed of trust affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under deeds of trust or mortgages receive notices in addition to the statutorily prescribed minimum. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust, or under a mortgage having a power of sale, does not involve sufficient state action to afford constitutional protections to the borrower.

ENFORCEABILITY OF PREPAYMENT AND LATE PAYMENT FEES

     Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Late charges and prepayment fees are typically retained by servicers as additional servicing compensation.

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EQUITABLE LIMITATIONS ON REMEDIES

     In connection with lenders' attempts to realize upon their security, courts have invoked general equitable principles. The equitable principles are generally designed to relieve the borrower from the legal effect of his defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of a lender to realize upon his security if the default under the security agreement is not monetary, such as the borrower's failure to adequately maintain the property or the borrower's execution of secondary financing affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under security agreements receive notices in addition to the statutorily prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that, in cases involving the sale by a trustee under a deed of trust or by a mortgagee under a mortgage having a power of sale, there is insufficient state action to afford constitutional protections to the borrower.

     The Mortgage Loans may include a debt-acceleration clause, which permits the lender to accelerate the debt upon a monetary default of the borrower, after the applicable cure period. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. However, courts of any state, exercising equity jurisdiction, may refuse to allow a lender to foreclose a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust and the circumstances would render the acceleration unconscionable.

     Most conventional single-family mortgage loans may be prepaid in full or in part without penalty. The regulations of the Federal Home Loan Bank Board, as succeeded by the OTS, prohibit the imposition of a prepayment penalty or equivalent fee for or in connection with the acceleration of a loan by exercise of a due-on-sale clause. A mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly with respect to Mortgage Loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of the Mortgage Loans.

SUBORDINATE FINANCING

     When the mortgagor encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the mortgagor may have difficulty servicing and repaying multiple loans. In addition, if the junior loan permits recourse to the mortgagor (as junior loans often do) and the senior loan does not, a mortgagor may be more likely to repay sums due on the junior loan than those on the senior loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the mortgagor and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent an existing junior lender is harmed or the mortgagor is additionally burdened. Third, if the mortgagor defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceeds by the senior lender.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ('Title V'), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. Similar federal statutes were in effect with respect to mortgage loans made during the first three months of 1980. The OTS, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. Title V authorizes any state to reimpose interest rate limits by adopting, before April 1, 1983, a state law, or by certifying that the voters of such state have voted in favor of any provision,

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constitutional or otherwise, which expressly rejects an application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V.

     In any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges is adopted, no Mortgage Loans originated after the date of such state action will be eligible as Mortgage Assets if such Mortgage Loans bear interest or provide for discount points or charges in excess of permitted levels. No Mortgage Loan originated prior to January 1, 1980 will bear interest or provide for discount points or charges in excess of permitted levels.

ADJUSTABLE INTEREST RATE LOANS

     ARMs originated by non-federally chartered lenders have historically been subject to a variety of restrictions. Such restrictions differed from state to state, resulting in difficulties in determining whether a particular alternative mortgage instrument originated by a state-chartered lender complied with applicable law. These difficulties were alleviated substantially as a result of the enactment of Title VIII of the Garn-St Germain Act ('Title VIII'). Title VIII provides that, notwithstanding any state law to the contrary, state-chartered banks may originate 'alternative mortgage instruments' (including ARMs) in accordance with regulations promulgated by the Comptroller of the Currency with respect to origination of alternative mortgage instruments by national banks; state-chartered credit unions may originate alternative mortgage instruments in accordance with regulations promulgated by the National Credit Union Administration with respect to origination of alternative mortgage instruments by federal credit unions and all other non-federally chartered housing creditors, including state-chartered savings and loan associations; and state-chartered savings banks and mortgage banking companies may originate alternative mortgage instruments in accordance with the regulations promulgated by the Federal Home Loan Bank Board, as succeeded by the OTS, with respect to origination of alternative mortgage instruments by federal savings and loan associations. Title VIII provides that any state may reject applicability of the provisions of Title VIII by adopting, prior to October 15, 1985, a law or constitutional provision expressly rejecting the applicability of such provisions. Certain states have taken such action.

ENVIRONMENTAL LEGISLATION

     Certain states impose a statutory lien for associated costs on property that is the subject of a cleanup action by the state on account of hazardous wastes or hazardous substances released or disposed of on the property. Such a lien will generally have priority over all subsequent liens on the property and, in certain of these states, will have priority over prior recorded liens including the lien of a mortgage. In addition, under federal environmental legislation and possibly under state law in a number of states, a secured party which takes a deed in lieu of foreclosure or acquires a mortgaged property at a foreclosure sale or otherwise is deemed an 'owner' or 'operator' of the property may be liable for the costs of cleaning up a contaminated site. Although such costs could be substantial, it is unclear whether they would be imposed on a secured lender.

MANUFACTURED HOME LOANS

     Security Interests in the Manufactured Homes. Law governing perfection of a security interest in a Manufactured Home varies from state to state. Security interests in Manufactured Homes may be perfected either by notation of the secured party's lien on the certificate of title or by delivery of the required documents and payment of a fee to the state motor vehicle authority, depending on state law. In some nontitle states, perfection pursuant to the provisions of the UCC is required. The lender or a servicer may effect such notation or delivery of the required documents and fees, and obtain possession of the certificate of title, as appropriate under the laws of the state in which any manufactured home securing a Manufactured Home Loan is registered. In the event such notation or delivery is not effected or the security interest is not filed in accordance with the applicable law (for example, is filed under a motor vehicle title statute rather than under the UCC, in a few states), a first priority security interest in the Manufactured Home securing a Manufactured Home Loan may not be obtained.

     As Manufactured Homes have become larger and often have been attached to their sites without any apparent intention to move them, courts in many states have held that Manufactured Homes, under certain

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circumstances, may become subject to real estate title and recording laws. As a result, a security interest in a Manufactured Home could be rendered subordinate to the interests of other parties claiming an interest in the Manufactured Home under applicable state real estate law. In order to perfect a security interest in a Manufactured Home under real estate laws, the holder of the security interest must file either a 'fixture filing' under the provisions or the UCC or a real estate mortgage under the real estate laws of the state where the home is located. These filings must be made in the real estate records office of the county where the home is located. Manufactured Home Loans typically contain provisions prohibiting the borrower from permanently attaching the Manufactured Home to its site. So long as the borrower does not violate this agreement, a security interest in the Manufactured Home will be governed by the certificate of title laws or the UCC, and the notation of the security interest on the certificate of title or the filing of a UCC financing statement will be effective to maintain the priority of the security interest in the Manufactured Home. If, however, a Manufactured Home is permanently attached to its site, other parties could obtain an interest in the manufactured home which is prior to the security interest originally retained by the lender or its assignee.

     With respect to a Series of Securities evidencing interests in a Trust Fund that includes Manufactured Home Loans and as described in the related Prospectus Supplement, the Master Servicer may be required to perfect a security interest in the Manufactured Home under applicable real estate laws. If such real estate filings are not made and if any of the foregoing events were to occur, the only recourse of the Securityholders would be against the Seller pursuant to its repurchase obligation for breach of warranties. A PMBS Agreement pursuant to which Private Mortgage-Backed Securities backed by Manufactured Home Loans are issued will, unless otherwise specified in the related Prospectus Supplement, have substantially similar requirements for perfection of a security interest.

     In general, upon an assignment of a Manufactured Home Loan, the certificate of title relating to the Manufactured Home will not be amended to identify the assignee as the new secured party. In most states, an assignment is an effective conveyance of such security interest without amendment of any lien noted on the related certificate of title and the new secured party succeeds to the assignor's rights as the secured party. However, in some states there exists a risk that, in the absence of an amendment to the certificate of title, such assignment of the security interest might not be held effective against creditors of the assignor.

     Relocation of a Manufactured Home. In the event that the owner of a Manufactured Home moves the home to a state other than the state in which such Manufactured Home initially is registered, under the laws of most states the perfected security interest in the Manufactured Home would continue for four months after such relocation and thereafter only if and after the owner reregisters the Manufactured Home in such state. If the owner were to relocate a Manufactured Home to another state and not reregister the Manufactured Home in such state, and if steps are not taken to reperfect the Trustee's security interest in such state, the security interest in the Manufactured Home would cease to be perfected. A majority of states generally require surrender of a certificate of title to reregister a Manufactured Home; accordingly, possession of the certificate of title to such Manufactured Home must be surrendered or, in the case of Manufactured Homes registered in states which provide for notation of lien, the notice of surrender must be given to any person whose security interest in the Manufactured Home is noted on the certificate of title. Accordingly, the owner of the Manufactured Home Loan would have the opportunity to reperfect its security interest in the Manufactured Home in the state of relocation. In states which do not require a certificate of title for a registration of a Manufactured Home, reregistration could defeat perfection. In the ordinary course of servicing the Manufactured Home Loans, the Master Servicer will be required to take steps to effect reperfection upon receipt of notice of reregistration or information from the borrower as to relocation. Similarly, when a borrower under a Manufactured Home Loan sells the related Manufactured Home, the Trustee must surrender possession of the certificate of title or the Trustee will receive notice as a result of its lien noted thereon and accordingly will be an opportunity to require satisfaction of the related Manufactured Home Loan before release of the lien. Under the related Pooling and Servicing Agreement or Servicing Agreement, the Master Servicer is obligated to take such steps, at the Master Servicer's expense, as are necessary to maintain perfection of security interests in the Manufactured Homes. PMBS Agreements pursuant to which Private Mortgage-Backed Securities backed by Manufactured Home Loans are issued will impose substantially similar requirements.

     Intervening Liens. Under the laws of most states, liens for repairs performed on a Manufactured Home take priority even over a perfected security interest. The Master Servicer or the originator of such Loans will represent that it has no knowledge of any such liens with respect to any Manufactured Home securing payment

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on any Manufactured Home Loan. However, such liens could arise at any time during the term of a Manufactured Home Loan. No notice will be given to the Trustee or Securityholders in the event such a lien arises. PMBS Agreements pursuant to which Private Mortgage-Backed Securities backed by Manufactured Home Loans are issued will contain substantially similar requirements.

     Enforcement of Security Interests in Manufactured Homes. So long as the Manufactured Home has not become subject to the real estate law, a creditor can repossess a Manufactured Home securing a Manufactured Home Loan by voluntary surrender, by 'self-help' repossession that is 'peaceful' (i.e., without breach of the peace) or in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a Manufactured Home Loan must give the debtor a number of days notice, which varies from 10 to 30 days depending on the state, prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting such a sale. The law in most states also requires that the debtor be given notice of any sale prior to resale of the unit so that the debtor may redeem at or before such resale. In the event of such repossession and resale of a Manufactured Home, the holder of a Manufactured Home Loan would be entitled to be paid out of the sale proceeds before such proceeds could be applied to the payment of the claims of unsecured creditors or the holders or subsequently perfected interests or, thereafter, to the borrower.

     Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from a borrower for any deficiency on repossession and resale of the Manufactured Home securing such borrower's loan. However, some states impose prohibitions or limitations on deficiency judgments. See 'Anti-deficiency Legislation and Other Limitations on Lenders' above.

     Certain other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment. See 'Federal Bankruptcy and Other Laws Affecting Creditors' Rights' and 'Equitable Limitations on Remedies' above.

     Consumer Protection Laws. The so-called 'Holder-In-Due-Course' rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract who is the seller of goods which gave rise to the transaction (and certain related lenders and assignees) to transfer such contract free of notice of claims by the borrower thereunder. The effect of this rule is to subject the assignee of such a contract to all claims and defenses which the borrower could assert against the seller of goods. Liability under this rule is limited to amounts paid under a Manufactured Home Loan; however, the borrower also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought against such borrower. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and lending pursuant to the Manufactured Home Loan, including the Truth-in-Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related Manufactured Home Loan.

     Transfers of Manufactured Homes; Enforceability of 'Due-on-Sale' Clauses. Loans and installment sale contracts relating to a Manufactured Home Loan typically prohibit the sale or transfer of the related Manufactured Homes without the consent of the lender and permit the acceleration of the maturity of the Manufactured Home Loans by the lender upon any such sale or transfer for which no such consent is granted.

     In the case of a transfer of a Manufactured Home, the lender's ability to accelerate the maturity of the related Manufactured Home Loan will depend on the enforceability under state law of the 'due-on-sale' clause. The Garn-St Germain Depository Institutions Act of 1982 preempts, subject to certain exceptions and conditions, state laws prohibiting enforcement of 'due-on-sale' clauses applicable to the Manufactured Homes. See 'Due-on-Sale Clauses in Mortgage Loans' above. With respect to any Manufactured Home Loan secured by a Manufactured Home occupied by the borrower, the ability to accelerate will not apply to those types of transfers discussed in 'Due-on-Sale Clauses in Mortgage Loans' above. FHA Loans and VA Loans are not permitted to contain 'due-on-sale' clauses, and so are freely assumable.

     Applicability of Usury Laws. Title V provides that, subject to the following conditions, state usury limitations shall not apply to any loan which is secured by a first lien on certain kinds of Manufactured Homes. The Manufactured Home Loans would be covered if they satisfy certain conditions, among other things,

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governing the terms of any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of or foreclosure with respect to the related unit. See 'Applicability of Usury Laws' above.

     Louisiana Law. Any contract secured by a manufactured home located in Louisiana will be governed by Louisiana law rather than Article 9 of the UCC. Louisiana laws provide similar mechanisms for perfection and enforcement of security interests in manufactured housing used as collateral for an installment sale contract or installment loan agreement.

     Under Louisiana law, a manufactured home that has been permanently affixed to real estate will nevertheless remain subject to the motor vehicle registration laws unless the obligor and any holder of a security interest in the property execute and file in the real estate records for the parish in which the property is located a document converting the unit into real property. A manufactured home that is converted into real property but is then removed from its site can be converted back to personal property governed by the motor vehicle registration laws if the obligor executes and files various documents in the appropriate real estate records and all mortgagees under real estate mortgages on the property and the land to which it was affixed file releases with the motor vehicle commission.

     So long as a manufactured home remains subject to the Louisiana motor vehicle laws, liens are recorded on the certificate of title by the motor vehicle commissioner and repossession can be accomplished by voluntary consent of the obligor, executory process (repossession proceedings which must be initiated through the courts but which involve minimal court supervision) or a civil suit for possession. In connection with a voluntary surrender, the obligor must be given a full release from liability for all amounts due under the contract. In executory process repossessions, a sheriff's sale (without court supervision) is permitted, unless the obligor brings suit to enjoin the sale, and the lender is prohibited from seeking a deficiency judgment against the obligor unless the lender obtained an appraisal of the manufactured home prior to the sale and the property was sold for at least two-thirds of its appraised value.

     Formaldehyde Litigation. A number of lawsuits are pending in the United States alleging personal injury from exposure to the chemical formaldehyde, which is present in many building materials, including such components of manufactured housing as plywood flooring and wall paneling. Some of these lawsuits are pending against manufacturers of manufactured housing, suppliers of component parts, and related persons in the distribution process. The Depositor is aware of a limited number of cases in which plaintiffs have won judgments in these lawsuits.

     Under the FTC Rule, which is described above under 'Consumer Protection Laws', the holder of any Loan secured by a Manufactured Home with respect to which a formaldehyde claim has been successfully asserted may be liable to the obligor for the amount paid by the obligor on the related Loan and may be unable to collect amounts still due under the Loan. In the event an obligor is successful in asserting such a claim, the related Securityholders could suffer a loss if (i) the related Seller fails or cannot be required to repurchase the affected Loan for a breach of representation and warranty and (ii) the Master Servicer or the Trustee were unsuccessful in asserting any claim of contribution or subrogation on behalf of the Securityholders against the manufacturer or other persons who were directly liable to the plaintiff for the damages. Typical products liability insurance policies held by manufacturers and component suppliers of manufactured homes may not cover liabilities arising from formaldehyde in manufactured housing, with the result that recoveries from such manufacturers, suppliers or other persons may be limited to their corporate assets without the benefit of insurance.

     Soldiers' and Sailors' Civil Relief Act. Generally, under the terms of the Relief Act, a borrower who enters military service after the origination of such borrower's Manufactured Home Loan (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the Manufactured Home Loan and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such interest rate limitation could have an effect, for an indeterminate period of time, on the ability of the Trust Fund to collect full amounts of interest on certain of the Manufactured Home Loans. Unless otherwise provided in the applicable Prospectus Supplement, any shortfall in interest collections resulting from the application of the Relief Act could result in losses to the holders of the Securities. In addition, the Relief Act imposes limitations which would impair the ability of the Trust Fund to enforce the lien with respect to an affected Manufactured Home Loan during the borrower's period of active duty status. Thus, in the event that

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such a Manufactured Home Loan goes into default, there may be delays and losses occasioned by the inability to enforce the lien with respect to the Manufactured Home in a timely fashion.

     Forfeitures in Drug and RICO Proceedings. Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ('RICO') statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984 (the 'Crime Control Act'), the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties 'known to have an alleged interest in the property,' including the holders of mortgage loans.

     A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before the commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of the execution of the mortgage, 'reasonably without cause to believe' that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

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                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     The following is a general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of the Certificates and Notes offered hereunder where Thacher Proffitt & Wood, Brown & Wood LLP or Stroock & Stroock & Lavan LLP is identified in the applicable Prospectus Supplement as counsel to the Depositor (hereinafter 'Counsel to the Depositor'). This discussion is directed solely to Securityholders that hold the Securities as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986 (the 'Code') and does not purport to discuss all federal income tax consequences that may be applicable to particular categories of investors, some of which (such as banks, insurance companies and foreign investors) may be subject to special rules. Further, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. Taxpayers and preparers of tax returns (including those filed by any REMIC or other issuer) should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice (i) is given with respect to events that have occurred at the time the advice is rendered and is not given with respect to the consequences of contemplated actions and (ii) is directly relevant to the determination of an entry on a tax return. Accordingly, taxpayers should consult their own tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed herein. In addition to the federal income tax consequences described herein, potential investors should consider the state and local tax consequences, if any, of the purchase, ownership and disposition of the Securities. See 'State and Other Tax Consequences.' Securityholders are advised to consult their own tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of the Certificates offered hereunder.

     The following discussion addresses securities of two general types: (i) certificates (the 'REMIC Certificates') representing interests in a Trust Fund, or a portion thereof, that the Trustee will elect to have treated as a real estate mortgage investment conduit ('REMIC') under Sections 860A through 860G (the 'REMIC Provisions') of the Code andebtedness of the Issuer for federal income tax purposes. The Prospectus Supplement for each Series of Securities will indicate which of the foregoing treatments will apply to such Series and, if a REMIC election (or elections) will be made with respect to a Series of Certificates, will identify all 'regular interests' and 'residual interests' in the REMIC.

REMICS

     As to each Series of Certificates, unless otherwise disclosed in the related Prospectus Supplement, the Trustee will covenant to elect to have treated the Trust Fund, or a portion thereof, as one or more REMICs. The Prospectus Supplement for each Series of Certificates will identify all Certificates representing 'regular interests' and the 'residual interest' in each such REMIC. If a REMIC election or elections will not be made for a Trust Fund, the federal income tax consequences of the purchase, ownership and disposition of the related Certificates will be set forth in the related Prospectus Supplement. For purposes of this tax discussion, references to a 'Certificateholder' or a 'holder' are to the beneficial owner of a Certificate.

     The following discussion is based in part upon the rules governing original issue discount that are set forth in Sections 1271-1273 and 1275 of the Code and in the Treasury regulations issued thereunder (the 'OID Regulations'), and in part upon the REMIC Provisions and the Treasury regulations issued thereunder (the 'REMIC Regulations'). The OID Regulations do not adequately address certain issues relevant to, and in some instances provide that they are not applicable to, securities such as the Certificates.

     Classification of REMICs

     Upon the issuance of each Series of REMIC Certificates, Counsel to the Depositor will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Pooling and Servicing Agreement, the related Trust Fund (or each applicable portion thereof) will qualify as a REMIC and the REMIC Certificates offered with respect thereto will be considered to evidence ownership of 'regular interests' ('REMIC Regular Certificates') or 'residual interests' ('REMIC Residual Certificates') in that REMIC within the meaning of the REMIC Provisions.

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     If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for such status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a corporation under Treasury regulations, and the related REMIC Certificates may not be accorded the status or given the tax treatment described below. Although the Code authorizes the Treasury Department to provide relief in the event of an inadvertent termination of REMIC status, no regulations have been issued implementing this provision. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the Trust Fund's income for the period in which the requirements for such status are not satisfied. The Pooling and Servicing Agreement with respect to each REMIC will include provisions designed to maintain the Trust Fund's status as a REMIC under the REMIC Provisions.

     Characterization of Investments in REMIC Certificates

     In general, the REMIC Certificates will be 'real estate assets' within the meaning of Section 856(c)(4)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code in the same proportion that the assets of the REMIC underlying such Certificates would be so treated. Moreover, if 95% or more of the assets of the REMIC qualify for any of the foregoing treatments at all times during a calendar year, the REMIC Certificates will qualify for the corresponding status in their entirety for that calendar year. Interest (including original issue discount) on the REMIC Regular Certificates and income allocated to the class of REMIC Residual Certificates will be interest described in Section 856(c)(3)(B) of the Code to the extent that such Certificates are treated as 'real estate assets' within the meaning of Section 856(c)(4)(A) of the Code. In addition, the REMIC Regular Certificates will be 'qualified mortgages' within the meaning of Section 860G(a)(3) of the Code. The determination as to the percentage of the REMIC's assets that constitute assets described in the foregoing sections of the Code will be made with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during such calendar quarter. The REMIC will report those determinations to Certificateholders in the manner and at the times required by applicable Treasury regulations.

     The assets of the REMIC will include, in addition to Loans, payments on Loans (including temporary investments of such proceeds) held pending distribution on the REMIC Certificates and may include property acquired by foreclosure held pending sale, and amounts in reserve accounts. It is unclear whether property acquired by foreclosure held pending sale, or amounts in reserve accounts would be considered to be part of the Loans, or whether such assets (to the extent not invested in assets described in the foregoing sections) otherwise would receive the same treatment as the Loans for purposes of all the foregoing sections. In addition, in some instances Loans (including Additional Collateral Loans) may not be treated entirely as assets described in the foregoing sections. If the assets of a REMIC include Additional Collateral Loans, the non-real property collateral, while itself not an asset of the REMIC, could cause the Loans not to qualify for one or more of such characterizations. If so, the related Prospectus Supplement will describe the Loans (including Additional Collateral Loans) that may not be so treated. The REMIC Regulations do provide, however, that payments on Loans held pending distribution are considered part of the Loans for purposes of Section 856(c)(4)(A) of the Code.

     Tiered REMIC Structures

     For certain Series of REMIC Certificates, two or more separate elections may be made to treat designated portions of the related Trust Fund as REMICs ('Tiered REMICs') for federal income tax purposes. Upon the issuance of any such Series of REMIC Certificates, Counsel to the Depositor will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Pooling and Servicing Agreement, the Tiered REMICs will each qualify as a REMIC and the REMIC Certificates issued by the Tiered REMICs will be considered to evidence ownership of REMIC regular interests or REMIC residual interests in the related REMIC within the meaning of the REMIC Provisions.

     Solely for purposes of determining whether the REMIC Certificates will be 'real estate assets' within the meaning of Section 856(c)(4)(A) of the Code, and 'loans secured by an interest in real property' under Section 7701(a)(19)(C) of the Code, and whether the income on such Certificates is interest described in
Section 856(c)(3)(B) of the Code, the Tiered REMICs will be treated as one
REMIC.

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     TAXATION OF OWNERS OF REMIC REGULAR CERTIFICATES

     General

     Except as otherwise stated in this discussion, REMIC Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

     Original Issue Discount

     Certain REMIC Regular Certificates may be issued with 'original issue discount' within the meaning of Section 1273(a) of the Code. Any holders of REMIC Regular Certificates issued with original issue discount generally will be required to include original issue discount in income as it accrues, in accordance with the 'constant yield' method described below, in advance of the receipt of the cash attributable to such income. In addition, Section 1272(a)(6) of the Code provides special rules applicable to REMIC Regular Certificates and certain other debt instruments issued with original issue discount. Regulations have not been issued under that section.

     The Code requires that a reasonable prepayment assumption be used with respect to Loans held by, or Loans underlying Mortgage Assets held by, a REMIC in computing the accrual of original issue discount on REMIC Regular Certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of such discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; as noted above, those regulations have not been issued. The Conference Committee Report (the 'Committee Report') accompanying the Tax Reform Act of 1986 indicates that the regulations will provide that the prepayment assumption used with respect to a REMIC Regular Certificate must be the same as that used in pricing the initial offering of such REMIC Regular Certificate. The prepayment assumption (the 'Prepayment Assumption') used in reporting original issue discount for each Series of REMIC Regular Certificates will be consistent with this standard and will be disclosed in the related Prospectus Supplement. However, neither the Depositor, any Master Servicer nor the Trustee will make any representation that the Loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate.

     The original issue discount, if any, on a REMIC Regular Certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of REMIC Regular Certificates will be the first cash price at which a substantial amount of REMIC Regular Certificates of that class is sold (excluding sales to bond houses, brokers and underwriters). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the date of their initial issuance (the 'Closing Date'), the issue price for such class will be the fair market value of such class on the Closing Date. Under the OID Regulations, the stated redemption price of a REMIC Regular Certificate is equal to the total of all payments to be made on such Certificate other than 'qualified stated interest.' 'Qualified stated interest' is interest that is unconditionally payable at least annually (during the entire term of the instrument) at a single fixed rate, at a 'qualified floating rate,' an 'objective rate,' a combination of a single fixed rate and one or more 'qualified floating rates' or one 'qualified inverse floating rate,' or a combination of 'qualified floating rates' that does not operate in a manner that accelerates or defers interest payments on such REMIC Regular Certificate.

     In the case of REMIC Regular Certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion thereof will vary according to the characteristics of such REMIC Regular Certificates. If the original issue discount rules apply to such Certificates, the related Prospectus Supplement will describe the manner in which such rules will be applied with respect to those Certificates in preparing information returns to the Certificateholders and the IRS.

     In addition, if the accrued interest to be paid on the first Distribution Date is computed with respect to a period that begins prior to the Closing Date, a portion of the purchase price paid for a REMIC Regular Certificate will reflect such accrued interest. In such cases, information returns provided to the Certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued with respect to periods prior to the Closing Date is treated as part of the overall cost of such REMIC Regular

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Certificate (and not as a separate asset the cost of which is recovered entirely out of interest received on the next Distribution Date) and that the portion of the interest paid on the first Distribution Date in excess of interest accrued for a number of days corresponding to the number of days from the Closing Date to the first Distribution Date should be included in the stated redemption price of such REMIC Regular Certificate. However, the OID Regulations state that all or some portion of such accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first Distribution Date. It is unclear how an election to do so would be made under the OID Regulations and whether such an election could be made unilaterally by a Certificateholder.

     Notwithstanding the general definition of original issue discount, original issue discount on a REMIC Regular Certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the REMIC Regular Certificate multiplied by its weighted average life. For this purpose, the weighted average life of the REMIC Regular Certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of such REMIC Regular Certificate, by multiplying (i) the number of complete years (rounding down for partial years) from the issue date until such payment is expected to be made (presumably taking into account the Prepayment Assumption) by (ii) a fraction, the numerator of which is the amount of payment, and the denominator of which is the stated redemption price at maturity of such REMIC Regular Certificate. Under the OID Regulations, original issue discount of only a de minimis amount (other than de minimis original issue discount attributable to a so-called 'teaser' interest rate or an initial interest holiday) will be included in income as each payment of stated principal is made, based on the product of the total amount of such de minimis original issue discount and a fraction, the numerator of which is the amount of such principal payment and the denominator of which is the outstanding stated principal amount of the REMIC Regular Certificate. The OID Regulations also would permit a Certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See 'Taxation of Owners of REMIC Regular Certificates -- Market Discount' for a description of such election under the OID Regulations.

     If original issue discount on a REMIC Regular Certificate is in excess of a de minimis amount, the holder of such Certificate must include in ordinary gross income the sum of the 'daily portions' of original issue discount for each day during its taxable year on which it held such REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, the daily portions of original issue discount will be determined as follows.

     As to each 'accrual period,' that is, unless otherwise stated in the related Prospectus Supplement, each period that ends on a date that corresponds to a Distribution Date and begins on the first day following the immediately preceding accrual period (or in the case of the first such period, begins on the Closing Date), a calculation will be made of the portion of the original issue discount that accrued during such accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of
(i) the sum of (A) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the REMIC Regular Certificate, if any, in future periods and (B) the distributions made on such REMIC Regular Certificate during the accrual period of amounts included in the stated redemption price, over (ii) the adjusted issue price of such REMIC Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated
(i) assuming that distributions on the REMIC Regular Certificate will be received in future periods based on the Loans being prepaid at a rate equal to the Prepayment Assumption, and in the case of Mortgage Assets other than Loans, that distributions will be made with respect to each Mortgage Asset in accordance with the participation agreement or other organizational document under which such Mortgage Asset was issued, and (ii) using a discount rate equal to the original yield to maturity of the Certificate. For these purposes, the original yield to maturity of the Certificate will be calculated based on its issue price and assuming that distributions on the Certificate will be made in all accrual periods based on the Loans being prepaid at a rate equal to the Prepayment Assumption, and in the case of Mortgage Assets other than Loans, that distributions will be made with respect to each Mortgage Asset in accordance with the participation agreement or other organizational document under which such Mortgage Asset was issued. The adjusted issue price of a REMIC Regular Certificate at the beginning of any accrual period will equal the issue price of such Certificate, increased by the aggregate amount of original issue discount that accrued with respect to such Certificate in prior accrual periods, and reduced by the amount of any distributions made on such REMIC Regular Certificate in prior accrual periods of amounts included in the stated redemption price. The original issue discount accruing during any accrual period, computed as described above,

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will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for such day.

     A subsequent purchaser of a REMIC Regular Certificate that purchases such Certificate at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount with respect to such Certificate. However, each such daily portion will be reduced, if such cost is in excess of the REMIC Regular Certificate's 'adjusted issue price,' in proportion to the ratio such excess bears to the aggregate original issue discount remaining to be accrued on such REMIC Regular Certificate. The adjusted issue price of a REMIC Regular Certificate on any given day equals (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Certificate at the beginning of the accrual period which includes such day plus (ii) the daily portions of original issue discount for all days during such accrual period prior to such day minus (iii) any principal payments made during such accrual period prior to such day with respect to such certificate.

     Market Discount

     A Certificateholder that purchases a REMIC Regular Certificate at a market discount, that is, in the case of a REMIC Regular Certificate issued without original issue discount, at a purchase price less than its remaining stated principal amount, or in the case of a REMIC Regular Certificate issued with original issue discount, at a purchase price less than its adjusted issue price will recognize gain upon receipt of each distribution representing stated redemption price. In particular, under Section 1276 of the Code such a Certificateholder generally will be required to allocate the portion of each such distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A Certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies. In addition, the OID Regulations permit a Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were made with respect to a REMIC Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to include currently market discount in income with respect to all other debt instruments having market discount that such Certificateholder acquires during the taxable year of the election or thereafter. Similarly, a Certificateholder that made this election for a Certificate that is acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See 'Taxation of Owners of REMIC Regular Certificates -- Premium.' Each of these elections to accrue interest, discount and premium with respect to a Certificate on a constant yield method or as interest may not be revoked without the consent of the IRS.

     However, market discount with respect to a REMIC Regular Certificate will be considered to be de minimis for purposes of Section 1276 of the Code if such market discount is less than 0.25% of the remaining stated redemption price of such REMIC Regular Certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the Prepayment Assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See 'Taxation of Owners of REMIC Regular
Certificates -- Original Issue Discount.' Such treatment may result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

     Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department certain rules described in the Committee Report should apply. The Committee Report indicates that in each accrual period market discount on REMIC Regular Certificates accrues, at the Certificateholder's option: (i) on the basis of a constant yield method, (ii) in the case of a REMIC Regular Certificate issued without original issue discount, in an amount that

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bears the same ratio to the total remaining market discount as the stated
interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the REMIC Regular Certificate as of the beginning of the accrual period, or (iii) in the case of a REMIC Regular Certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining on the REMIC Regular Certificate at the beginning of the accrual period. Moreover, the Prepayment Assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a REMIC Regular Certificate purchased at a discount in the secondary market.

     To the extent that REMIC Regular Certificates provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which such discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC Regular Certificate generally will be required to treat a portion of any gain on the sale or exchange of such Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

     Further, under Section 1277 of the Code a holder of a REMIC Regular Certificate may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC Regular Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Premium

     A REMIC Regular Certificate purchased at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) greater than its remaining stated redemption price will be considered to be purchased at a premium. The holder of such a REMIC Regular Certificate may elect under Section 171 of the Code to amortize such premium under the constant yield method over the life of the Certificate. If made, such an election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. Amortizable premium will be treated as an offset to interest income on the related debt instrument rather than as a separate interest deduction. By analogy to recently finalized bond premium regulations, any allocable premium in excess of the interest income may be deductible to the extent of prior accruals of interest. The OID Regulations also permit Certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating such Certificateholder as having made the election to amortize premium generally. See 'Taxation of Owners of REMIC Regular Certificates -- Market Discount.' The Committee Report states that the same rules that apply to accrual of market discount (which rules presumably will require use of a prepayment assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such Certificates have original issue discount) will also apply in amortizing bond premium under
Section 171 of the Code.

     Realized Losses

     Under Section 166 of the Code, both corporate holders of the REMIC Regular Certificates and noncorporate holders of the REMIC Regular Certificates that acquire such Certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their Certificates become wholly or partially worthless as the result of one or more realized losses on the Loans. However, it appears that a noncorporate holder that does not acquire a REMIC Regular Certificate in connection with a trade or business will not be entitled to deduct a loss under
Section 166 of the Code until such holder's Certificate becomes wholly worthless (i.e., until its outstanding principal balance has been reduced to zero) and that the loss will be characterized as a short-term capital loss.

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     Each holder of a REMIC Regular Certificate will be required to accrue interest and original issue discount with respect to such Certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the Loans until it can be established that any such reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a REMIC Regular Certificate could exceed the amount of economic income actually realized by the holder in such period. Although the holder of a REMIC Regular Certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that as the result of a realized loss ultimately will not be realized, the law is unclear with respect to the timing and character of such loss or reduction in income.

Taxation of Owners of REMIC Residual Certificates

GENERAL

     Although a REMIC is a separate entity for federal income tax purposes, a REMIC generally is not subject to entity-level taxation, except with regard to prohibited transactions and certain other transactions. See ' -- Prohibited Transactions and Other Possible REMIC Taxes' below. Rather, the taxable income or net loss of a REMIC is generally taken into account by the Holder of the REMIC Residual Certificates. Accordingly, the REMIC Residual Certificates will be subject to tax rules that differ significantly from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Loans or as debt instruments issued by the REMIC.

     A holder of a REMIC Residual Certificate generally will be required to report its daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the REMIC for each day during a calendar quarter that such holder owned such REMIC Residual Certificate. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a '30 days per month/90 days per quarter/360 days per year' convention unless otherwise disclosed in the related Prospectus Supplement. The daily amounts so allocated will then be allocated among the REMIC Residual Certificateholders in proportion to their respective ownership interests on such day. Any amount included in the gross income of or allowed as a loss to any REMIC Residual Certificateholder by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in 'Taxable Income of the REMIC' and will be taxable to the REMIC Residual Certificateholders without regard to the timing or amount of cash distributions by the REMIC. Ordinary income derived from REMIC Residual Certificates will be 'portfolio income' for purposes of the taxation of taxpayers subject to limitations under Section 469 of the Code on the deductibility of 'passive activity losses.'

     A holder of a REMIC Residual Certificate that purchased such Certificate from a prior holder also will be required to report on its federal income tax return amounts representing its daily share of the taxable income (or net loss) of the REMIC for each day that it holds such Certificate. Those daily amounts generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that certain modifications of the general rules may be made, by regulations or otherwise, to reduce (or increase) the income of a REMIC Residual Certificateholder that purchased such Certificate from a prior holder of such Certificate at a price greater than (or less than) the adjusted basis (as defined below) such REMIC Residual Certificate would have had in the hands of an original holder of such Certificate. The REMIC Regulations, however, do not provide for any such modifications.

     Any payments received by a holder of a REMIC Residual Certificate in connection with the acquisition of such REMIC Residual Certificate will be taken into account in determining the income of such holder for federal income tax purposes. Although it appears likely that any such payment would be includible in income immediately upon its receipt, the IRS might assert that such payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of such payments, holders of REMIC Residual Certificates should consult their tax advisors concerning the treatment of such payments for income tax purposes.

     The amount of income REMIC Residual Certificateholders will be required to report (or the tax liability associated with such income) may exceed the amount of cash distributions received from the REMIC for the corresponding period. Consequently, REMIC Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due as a result of their ownership of REMIC Residual Certificates or unrelated deductions against which income may be offset, subject to the rules relating to 'excess inclusions'

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and 'noneconomic' residual interests discussed below. The fact that the tax liability associated with the income allocated to REMIC Residual Certificateholders may exceed the cash distributions received by such REMIC Residual Certificateholders for the corresponding period may significantly adversely affect such REMIC Residual Certificateholders' after-tax rate of return. Such disparity between income and distributions may not be offset by corresponding losses or reductions of income attributable to the REMIC Residual Certificateholder until subsequent tax years and, then, may not be completely offset due to changes in the Code, tax rates or character of the income or loss.

     Taxable Income of the REMIC

     The taxable income of the REMIC will equal the income from the Loans and other assets of the REMIC plus any cancellation of indebtedness income due to the allocation of realized losses to REMIC Regular Certificates, less the deductions allowed to the REMIC for interest (including original issue discount and reduced by amortization of any premium on issuance) on the REMIC Regular Certificates (and any other class of REMIC Certificates constituting 'regular interests' in the REMIC not offered hereby), amortization of any premium on the Loans, bad debt losses with respect to the Loans and, except as described below, servicing, administrative and other expenses.

     For purposes of determining its taxable income, the REMIC will have an initial aggregate basis in its assets equal to the sum of the issue prices of all REMIC Certificates (or, if a class of REMIC Certificates is not sold initially, their fair market values). The issue price of any REMIC Certificates offered hereby will be determined in the manner described above under ' -- Taxation of Owners of REMIC Regular Certificates -- Original Issue Discount.' The issue price of a REMIC Certificate received in exchange for an interest in the Loans or other property will equal the fair market value of such interests in the Loans or other property. Accordingly, if one or more classes of REMIC Certificates are retained initially rather than sold, the Trustee may be required to estimate the fair market value of such interests in order to determine the basis of the REMIC in the Loans and other property held by the REMIC.

     Subject to possible application of the de minimis rules, the method of accrual by the REMIC of original issue discount income and market discount income with respect to Loans that it holds will be equivalent to the method for accruing original issue discount income for holders of REMIC Regular Certificates (that is, under the constant yield method taking into account the Prepayment Assumption). However, a REMIC that acquires loans at a market discount must include such market discount in income currently as it accrues, on a constant yield basis. See ' -- Taxation of Owners of REMIC Regular Certificates' above, which describes a method for accruing such discount income that is analogous to that required to be used by a REMIC as to Loans with market discount that it holds.

     A Loan will be deemed to have been acquired with discount (or premium) to the extent that the REMIC's basis therein, determined as described above, is less than (or greater than) its stated redemption price. Any such discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing original issue discount on the REMIC Regular Certificates. It is anticipated that each REMIC will elect under Section 171 of the Code to amortize any premium on the Loans. Premium on any Loan to which such election applies may be amortized under a constant yield method, presumably taking into account the Prepayment Assumption. Further, such an election would not apply to any Loan originated on or before September 27, 1985. Instead, premium on such a Loan should be allocated among the principal payments thereon and be deductible by the REMIC as those payments become due or upon the prepayment of such Loan.

     A REMIC will be allowed deductions for interest (including original issue discount) on the REMIC Regular Certificates (including any other class of REMIC Certificates constituting 'regular interests' in the REMIC not offered hereby) equal to the deductions that would be allowed if the REMIC Regular Certificates (including any other class of REMIC Certificates constituting 'regular interests' in the REMIC not offered hereby) were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under ' -- Taxation of Owners of REMIC Regular
Certificates -- Original Issue Discount,' except that the de minimis rule and the adjustments for subsequent holders of REMIC Regular Certificates (including any other class of REMIC Certificates constituting 'regular interests' in the REMIC not offered hereby) described therein will not apply.

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     If a class of REMIC Regular Certificates is issued at a price in excess of the stated redemption price of such class (such excess 'Issue Premium'), the net amount of interest deductions that are allowed the REMIC in each taxable year with respect to the REMIC Regular Certificates of such class will be reduced by an amount equal to the portion of the Issue Premium that is considered to be amortized or repaid in that year. Although the matter is not entirely certain, it is likely that Issue Premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under ' -- Taxation of Owners of REMIC Regular
Certificates -- Original Issue Discount.'

     As a general rule, the taxable income of a REMIC will be determined in the same manner as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. See ' -- Prohibited Transactions and Other Possible REMIC Taxes' below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Code (which allows such deductions only to the extent they exceed in the aggregate two percent of the taxpayer's adjusted gross income) will not be applied at the REMIC level so that the REMIC will be allowed deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All such expenses will be allocated as a separate item to the holders of REMIC Certificates, subject to the limitation of Section 67 of the Code. See ' -- Possible Pass-Through of Miscellaneous Itemized Deductions.' If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, such excess will be the net loss for the REMIC for that calendar quarter.

     Basis Rules, Net Losses and Distributions

     The adjusted basis of a REMIC Residual Certificate will be equal to the amount paid for such Certificate, increased by amounts included in the income of the REMIC Residual Certificateholder and decreased (but not below zero) by distributions made, and by net losses allocated, to such REMIC Residual Certificateholder.

     A REMIC Residual Certificateholder is not allowed to take into account any net loss for any calendar quarter to the extent such net loss exceeds such REMIC Residual Certificateholder's adjusted basis in its REMIC Residual Certificate as of the close of such calendar quarter (determined without regard to such net loss). Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC Residual Certificate. The ability of REMIC Residual Certificateholders to deduct net losses may be subject to additional limitations under the Code, as to which REMIC Residual Certificateholders should consult their tax advisors.

     Any distribution on a REMIC Residual Certificate will be treated as a non-taxable return of capital to the extent it does not exceed the holder's adjusted basis in such Certificate. To the extent a distribution on a REMIC Residual Certificate exceeds such adjusted basis, it will be treated as gain from the sale of such Certificate. Holders of certain REMIC Residual Certificates may be entitled to distributions early in the term of the related REMIC under circumstances in which their bases in such REMIC Residual Certificates will not be sufficiently large that such distributions will be treated as nontaxable returns of capital. Their bases in such REMIC Residual Certificates will initially equal the amount paid for such REMIC Residual Certificates and will be increased by their allocable shares of the taxable income of the REMIC. However, such bases increases may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which such REMIC taxable income is allocated to the REMIC Residual Certificateholders. To the extent such REMIC Residual Certificateholders' initial bases are less than the distributions to such REMIC Residual Certificateholders, and increases in such initial bases either occur after such distributions or (together with their initial bases) are less than the amount of such distributions, gain will be recognized to such REMIC Residual Certificateholders on such distributions and will be treated as gain from the sale of their REMIC Residual Certificates.

     The effect of these rules is that a REMIC Residual Certificateholder may not amortize its basis in a REMIC Residual Certificate, but may only recover its basis through distributions, through the deduction of any net losses of the REMIC or upon the sale of its REMIC Residual Certificate. See ' -- Sales of REMIC Certificates,' below. For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC Residual Certificate other than an original holder in order to reflect any difference between the cost of such REMIC Residual Certificate to such REMIC Residual Certificateholder and the adjusted basis such REMIC

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Residual Certificate would have had in the hands of an original holder, see
' -- Taxation of Owners of REMIC Residual Certificates -- General.'

     Excess Inclusions

     Any 'excess inclusions' with respect to a REMIC Residual Certificate will be subject to federal income tax in all events.

     In general, the 'excess inclusions' with respect to a REMIC Residual Certificate for any calendar quarter will be the excess, if any, of (i) the daily portions of REMIC taxable income allocable to such REMIC Residual Certificate over (ii) the sum of the 'daily accruals' (as defined below) for each day during such quarter that such REMIC Residual Certificate was held by the REMIC Residual Certificateholder. The daily accruals of a REMIC Residual Certificateholder will be determined by allocating to each day during a calendar quarter its ratable portion of the product of the 'adjusted issue price' of the REMIC Residual Certificate at the beginning of the calendar quarter and 120% of the 'long-term Federal rate' in effect on the Closing Date. For this purpose, the adjusted issue price of a REMIC Residual Certificate as of the beginning of any calendar quarter will be equal to the issue price of the REMIC Residual Certificate, increased by the sum of the daily accruals for all prior quarters and decreased (but not below zero) by any distributions made with respect to such REMIC Residual Certificate before the beginning of such quarter. The issue price of a REMIC Residual Certificate is the initial offering price to the public (excluding bond houses and brokers) at which a substantial amount of the REMIC Residual Certificates were sold. The 'long-term Federal rate' is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

     For REMIC Residual Certificateholders, an excess inclusion (i) will not be permitted to be offset by deductions, losses or loss carryovers from other activities, (ii) will be treated as 'unrelated business taxable income' to an otherwise tax-exempt organization and (iii) will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on distributions to REMIC Residual Certificateholders that are foreign investors. See, however, ' -- Foreign Investors in REMIC Certificates,' below.

     Recently enacted provisions governing the relationship between excess inclusions and the alternative minimum tax provide that (i) the alternative minimum taxable income of the taxpayer is based on the taxpayer's regular taxable income computed without regard to the rule that taxable income cannot be less than the amount of excess inclusions, (ii) the alternative minimum taxable of a taxpayer for a taxable year cannot be less than the amount of excess inclusions for that year, and (iii) the amount of any alternative minimum tax net operating loss is computed without regard to any excess inclusions.

     Under Treasury regulations yet to be issued, in the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of
Section 857(b)(2) of the Code, excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by such shareholder. A similar rule will apply with respect to regulated investment companies, common trust funds and certain cooperatives.

     Noneconomic REMIC Residual Certificates

     Under the REMIC Regulations, transfers of 'noneconomic' REMIC Residual Certificates will be disregarded for all federal income tax purposes if 'a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.' If such transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on such 'noneconomic' REMIC Residual Certificate. The REMIC Regulations provide that a REMIC Residual Certificate is noneconomic unless, based on the Prepayment Assumption and on any required or permitted clean up calls or required qualified liquidation provided for in the REMIC's organizational documents, (1) the present value of the expected future distributions (discounted using the 'applicable Federal rate' for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) on the REMIC Residual Certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and (2) the

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transferor reasonably expects that for each anticipated excess inclusion the transferee will receive distributions with respect to the REMIC Residual Certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. Accordingly, all transfers of REMIC Residual Certificates that may constitute noneconomic residual interests will be subject to certain restrictions under the terms of the related Pooling and Servicing Agreement that are intended to reduce the possibility of any such transfer being disregarded. Such restrictions will require each party to a transfer to provide an affidavit that no purpose of such transfer is to impede the assessment or collection of tax, including certain representations as to the financial condition of the prospective transferee, as to which the transferor will also be required to make a reasonable investigation to determine such transferee's historic payments of its debts and ability to continue to pay its debts as they come due in the future. Prior to purchasing a REMIC Residual Certificate, prospective purchasers should consider the possibility that a purported transfer of such REMIC Residual Certificate by such a purchaser to another purchaser at some future date might be disregarded in accordance with the above-described rules, which would result in the retention of tax liability by such purchaser.

     The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered 'noneconomic' residual interests under the REMIC Regulations; provided, however, that any disclosure that a REMIC Residual Certificate will not be considered 'noneconomic' will be based upon certain assumptions, and the Depositor will make no representation that a REMIC Residual Certificate will not be considered 'noneconomic' for purposes of the above-described rules. See ' -- Foreign Investors In REMIC Certificates -- REMIC Residual Certificates' below for additional restrictions applicable to transfers of certain REMIC Residual Certificates to foreign persons.

     Mark-to-Market Rules

     On December 24, 1996, the IRS released final regulations (the 'Mark-to-Market Regulations') relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark-to-Market Regulations provide that for purposes of this mark-to-market requirement, any REMIC Residual Certificate acquired after January 4, 1995 will not be treated as a security and therefore generally may not be marked to market.

     Possible Pass-Through of Miscellaneous Itemized Deductions

     Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC Residual Certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of such fees and expenses should be allocated to the holders of the related REMIC Regular Certificates. Unless otherwise stated in the related Prospectus Supplement, such fees and expenses will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to the holders of the related REMIC Regular Certificates.

     With respect to REMIC Residual Certificates or REMIC Regular Certificates the holders of which receive an allocation of fees and expenses in accordance with the preceding discussion, if any holder thereof is an individual, estate or trust, or a 'pass-through entity' beneficially owned by one or more individuals, estates or trusts, (i) an amount equal to such individual's, estate's or trust's share of such fees and expenses will be added to the gross income of such holder and (ii) such individual's, estate's or trust's share of such fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Code, which permits such deductions only to the extent they exceed in the aggregate two percent of a taxpayer's adjusted gross income. For taxable years beginning after December 31, 1997, in the case of a partnership that has 100 or more partners and elects to be treated as an 'electing large partnership,' 70 percent of such partnership's miscellaneous itemized deductions will be disallowed, although the remaining deductions will generally be allowed at the partnership level and will not be subject to the 2 percent floor that would otherwise be applicable to individual partners. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by holders of such Certificates that are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Furthermore, in determining the alternative minimum

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taxable income of such a holder of a REMIC Certificate that is an individual, estate or trust, or a 'pass-through entity' beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for such holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of such fees and other deductions will be included in such holder's gross income. Accordingly, such REMIC Certificates may not be appropriate investments for individuals, estates or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Such prospective investors should carefully consult with their own tax advisors prior to making an investment in such Certificates.

     Sales of REMIC Certificates

     If a REMIC Certificate is sold, the selling Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC Regular Certificate. The adjusted basis of a REMIC Regular Certificate generally will equal the cost of such REMIC Regular Certificate to such Certificateholder, increased by income reported by such Certificateholder with respect to such REMIC Regular Certificate (including original issue discount and market discount income) and reduced (but not below zero) by distributions on such REMIC Regular Certificate received by such Certificateholder and by any amortized premium. The adjusted basis of a REMIC Residual Certificate will be determined as described under ' -- Taxation of Owners of REMIC Residual Certificates -- Basis Rules, Net Losses and Distributions.' Except as provided in the following five paragraphs, any such gain or loss will be capital gain or loss provided such REMIC Certificate is held as a capital asset (generally property held for investment) within the meaning of Section 1221 of the Code.

     Gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the seller's income with respect to such REMIC Regular Certificate assuming that income had accrued thereon at a rate equal to 110% of the 'applicable Federal rate' (generally a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the Certificate based on the application of the Prepayment Assumption to such Certificate, which rate is computed and published monthly by the IRS), determined as of the date of purchase of such Certificate, over (ii) the amount of ordinary income actually includible in the seller's income prior to such sale. In addition, gain recognized on the sale of a REMIC Regular Certificate by a seller who purchased such Certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of such discount that accrued during the period such REMIC Certificate was held by such holder, reduced by any market discount included in income under the rules described above under ' -- Taxation of Owners of REMIC Regular Certificates -- Market Discount and -- Premium.'

     REMIC Certificates will be 'evidences of indebtedness' within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a REMIC Certificate by a bank or thrift institution to which such section applies will be ordinary income or loss.

     A portion of any gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain may be treated as ordinary income to the extent that such Certificate is held as part of a 'conversion transaction' within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate 'applicable Federal rate' (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for the taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     Except as may be provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires a REMIC Residual Certificate, or acquires any other residual interest in a REMIC or any

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similar interest in a 'taxable mortgage pool' (as defined in Section 7701(i) of the Code) during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the 'wash sale' rules of Section 1091 of the Code. In that event, any loss realized by the Residual Certificateholder on the sale will not be deductible, but instead will be added to such REMIC Residual Certificateholder's adjusted basis in the newly acquired asset.

     Prohibited Transactions and Other Possible REMIC Taxes

     The Code imposes a tax on REMICs equal to 100% of the net income derived from 'prohibited transactions' (a 'Prohibited Transaction Tax'). In general, subject to certain specified exceptions, a prohibited transaction means the disposition of a Loan, the receipt of income from a source other than a Loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Loans for temporary investment pending distribution on the REMIC Certificates. It is not anticipated that any REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, certain contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property (a 'Contributions Tax'). Each Pooling and Servicing Agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to such tax.

     REMICs also are subject to federal income tax at the highest corporate rate on 'net income from foreclosure property,' determined by reference to the rules applicable to real estate investment trusts. 'Net income from foreclosure property' generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any REMIC will recognize 'net income from foreclosure property' subject to federal income tax.

     Unless otherwise stated in the related Prospectus Supplement, and to the extent permitted by then applicable laws, any Prohibited Transactions Tax, Contributions Tax, tax on 'net income from foreclosure property' or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related Master Servicer or Trustee, in either case out of its own funds, provided that the Master Servicer or the Trustee, as the case may be, has sufficient assets to do so, and provided further that such tax arises out of a breach of the Master Servicer's or the Trustee's obligations, as the case may be, under the related Pooling and Servicing Agreement and in respect of compliance with applicable laws and regulations. Any such tax not borne by the Master Servicer or the Trustee will be charged against the related Trust Fund, resulting in a reduction in amounts payable to holders of the related REMIC Certificates.

     Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations.

     If a REMIC Residual Certificate is transferred to a 'disqualified organization' (as defined below), a tax would be imposed in an amount (determined under the REMIC Regulations) equal to the product of (i) the present value (discounted using the 'applicable Federal rate' for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) of the total anticipated excess inclusions with respect to such REMIC Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The anticipated excess inclusions must be determined as of the date that the REMIC Residual Certificate is transferred and must be based on events that have occurred up to the time of such transfer, the Prepayment Assumption and any required or permitted clean up calls or required qualified liquidation provided for in the REMIC's organizational documents. Such a tax would be generally imposed on the transferor of the REMIC Residual Certificate, except that where such transfer is through an agent for a disqualified organization, the tax would instead be imposed on such agent. However, a transferor of a REMIC Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization, and, as of the time of the transfer, the transferor did not have actual knowledge that such affidavit was false. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in

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such entity are not held by disqualified organizations and (ii) information necessary for the application of the tax described herein will be made available. Restrictions on the transfer of REMIC Residual Certificates and certain other provisions that are intended to meet this requirement will be included in the related Pooling and Servicing Agreement, and will be discussed more fully in any Prospectus Supplement relating to the offering of any REMIC Residual Certificate.

     In addition, if a 'pass-through entity' (as defined below) includes in income excess inclusions with respect to a REMIC Residual Certificate and a disqualified organization is the record holder of an interest in such entity, then a tax will be imposed on such entity equal to the product of (i) the amount of excess inclusions on the REMIC Residual Certificate that are allocable to the interest in the pass-through entity held by such disqualified organization and
(ii) the highest marginal federal income tax rate imposed on corporations. A pass-through entity will not be subject to this tax for any period, however, if each record holder of an interest in such pass-through entity furnishes to such pass-through entity (i) such holder's social security number and a statement under penalty of perjury that such social security number is that of the record holder or (ii) a statement under penalty of perjury that such record holder is not a disqualified organization. For taxable years beginning after December 31, 1997, notwithstanding the preceding two sentences, in the case of a REMIC Residual Certificate held by an 'electing large partnership,' all interests in such partnership shall be treated as held by disqualified organizations (without regard to whether the record holders of the partnership furnish statements described in the preceding sentence) and the amount that would be subject to tax under the second preceding sentence is excluded from the gross income of the partnership (in lieu of a deduction in the amount of such tax generally allowed to pass-through entities).

     For these purposes, a 'disqualified organization' means (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (not including instrumentalities described in Section 168(h)(2)(D) of the Code or the Federal Home Loan Mortgage Corporation), (ii) any organization (other than a cooperative described in Section 521 of the Code) that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Code or (iii) any organization described in Section 1381(a)(2)(C) of the Code. For these purposes, a 'pass-through entity' means any regulated investment company, real estate investment trust, trust, partnership or certain other entities described in Section 860E(e)(6) of the Code. In addition, a person holding an interest in a pass-through entity as a nominee for another person will, with respect to such interest, be treated as a pass-through entity.

     Termination and Liquidation

     A REMIC will terminate immediately after the Distribution Date following receipt by the REMIC of the final payment in respect of the Loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a REMIC Regular Certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC Residual Certificate, if the last distribution on such REMIC Residual Certificate is less than the REMIC Residual Certificateholder's adjusted basis in such Certificate, such REMIC Residual Certificateholder should (but may not) be treated as realizing a loss equal to the amount of such difference, and such loss may be treated as a capital loss. If the REMIC adopts a plan of complete liquidation, within the meaning of Section 860F(a)(4)(A)(i) of the Code, which may be accomplished by designating in the REMIC's final tax return a date on which such adoption is deemed to occur, and sells all of its assets (other than cash) within a 90-day period beginning on such date, the REMIC will not be subjected to any 'prohibited transactions taxes' solely on account of such qualified liquidation, provided that the REMIC credits or distributes in liquidation all of the sale proceeds plus its cash (other than the amounts retained to meet claims) to holders of Regular and Residual Certificates within the 90-day period.

     Reporting and Other Administrative Matters

     Solely for purposes of the administrative provisions of the Code, the REMIC will be treated as a partnership and REMIC Residual Certificateholders will be treated as partners. Unless otherwise stated in the related Prospectus Supplement, the Trustee will file REMIC federal income tax returns on behalf of the REMIC, will generally hold at least a nominal amount of REMIC Residual Certificates, and will be designated as and will act as the 'tax matters person' with respect to the REMIC in all respects.

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     The Trustee, as the tax matters person or as agent for the tax matters person, subject to certain notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the REMIC Residual Certificateholders in connection with the administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC's classification. REMIC Residual Certificateholders will generally be required to report such REMIC items consistently with their treatment on the related REMIC's tax return and may in some circumstances be bound by a settlement agreement between the Trustee, as the tax matters person or as agent for the tax matters person, and the IRS concerning any such REMIC item. Adjustments made to the REMIC tax return may require a REMIC Residual Certificateholder to make corresponding adjustments on its return, and an audit of the REMIC's tax return, or the adjustments resulting from such an audit, could result in an audit of a REMIC Residual Certificateholder's return. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, with the name and address of such person and other information.

     Reporting of interest income, including any original issue discount, with respect to REMIC Regular Certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent to certain trusts and individual holders of REMIC Regular Interests and the IRS; holders of REMIC Regular Certificates that are corporations, trusts described in Sections 664(c) and 4947(a)(1) of the Code, securities dealers and certain other non-individuals will be provided interest and original issue discount income information and the information set forth in the following paragraph upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. The REMIC must also comply with rules requiring a REMIC Regular Certificate issued with original issue discount to disclose on its face the amount of original issue discount and the issue date among other things, and requiring such information to be reported to the IRS. Reporting with respect to the REMIC Residual Certificates, including income, excess inclusions, investment expenses and relevant information regarding qualification of the REMIC's assets, will be made as required under the Treasury regulations, generally on a quarterly basis.

     As applicable, the REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price that the REMIC may not have, such regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See ' -- Taxation of Owners of REMIC Regular Certificates -- Market Discount.'

     The responsibility for complying with the foregoing reporting rules will be borne by the Trustee.

     Backup Withholding With Respect to REMIC Certificates

     Payments of interest and principal, as well as payments of proceeds from the sale of REMIC Certificates, may be subject to the 'backup withholding tax' under Section 3406 of the Code at a rate of 31% if recipients of such payments fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from such tax. Treasury regulations (the 'Final Withholding Regulations'), which are generally effective with respect to payments made after December 31, 1999, consolidate and modify the current certification requirements and means by which a holder may claim exemption from United States federal income tax withholding and provide certain presumptions regarding the status of holders when payments to the holders cannot be reliably associated with appropriate documentation provided to the payor. All holders should consult their tax advisors regarding the application of the Final Withholding Regulations. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax. Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

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     Foreign Investors in REMIC Certificates

     A REMIC Regular Certificateholder that is not a 'United States person' (as defined below) and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a REMIC Regular Certificate will not, unless otherwise disclosed in the related Prospectus Supplement, be subject to United States federal income or withholding tax in respect of a distribution on a REMIC Regular Certificate, provided that the holder complies to the extent necessary with certain identification requirements (including delivery of a statement, signed by the Certificateholder under penalties of perjury, certifying that such Certificateholder is not a United States person and providing the name and address of such Certificateholder). The Final Withholding Regulations consolidate and modify the current certification requirements and means by which a non-United States person may claim exemption from United States federal income tax withholding. All holders that are non-United States persons should consult their tax advisors regarding the application of the Final Withholding Regulations, which are generally effective with respect to payments made after December 31, 1999. For these purposes, 'United States person' means a citizen or resident of the United States, a corporation or partnership or entity treated as a partnership or corporation for United States Federal income tax purposes created or organized in, or under the laws of, the United States, any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which regulations have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 19, 1996, may elect to continue to be treated as a United States person notwithstanding the previous sentence. It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC Regular Certificate held by a REMIC Residual Certificateholder that owns directly or indirectly a 10% or greater interest in the related REMIC Residual Certificates. If the holder does not qualify for exemption, distributions of interest, including distributions in respect of accrued original issue discount, to such holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

     In addition, the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on such United States shareholder's allocable portion of the interest income received by such controlled foreign corporation.

     Further, it appears that a REMIC Regular Certificate would not be included in the estate of a non-resident alien individual and would not be subject to United States estate taxes. However, Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question. Unless otherwise stated in the related Prospectus Supplement, transfers of REMIC Residual Certificates to investors that are not United States persons will be prohibited under the related Pooling and Servicing Agreement.

NOTES

     On or prior to the date of the related Prospectus Supplement with respect to the proposed issuance of each Series of Notes, Counsel to the Depositor will deliver its opinion to the effect that, assuming compliance with all provisions of the Indenture, Owner Trust Agreement and certain related documents and upon issuance of the Notes, for federal income tax purposes (i) the Notes will be treated as indebtedness and (ii) the Issuer, as created pursuant to the terms and conditions of the Owner Trust Agreement, will not be characterized as an association (or publicly traded partnership) taxable as a corporation or as a taxable mortgage pool.

     STATUS AS REAL PROPERTY LOANS

     Notes held by a domestic building and loan association will not constitute 'loans . . . secured by an interest in real property' within the meaning of Code section 7701(a)(19)(C)(v); and (ii) Notes held by a real estate investment trust will not constitute 'real estate assets' within the meaning of Code section 856(c)(4)(A) and interest on Notes will not be considered 'interest on obligations secured by mortgages on real property' within the meaning of Code section 856(c)(3)(B).

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     Taxation of Noteholders

     Notes generally will be subject to the same rules of taxation as REMIC Regular Certificates issued by a REMIC, as described above, except that (i) income reportable on the Notes is not required to be reported under the accrual method unless the holder otherwise uses the accrual method and (ii) the special rule treating a portion of the gain on sale or exchange of a REMIC Regular Certificate as ordinary income is inapplicable to the Notes. See
' -- REMICs -- Taxation of Owners of REMIC Regular Certificates' and ' -- Sales of REMIC Certificates.'

                        STATE AND OTHER TAX CONSEQUENCES

     In addition to the federal income tax consequences described in 'Certain Federal Income Tax Consequences,' potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the Securities offered hereunder. State tax law may differ substantially from the corresponding federal tax law, and this discussion does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their own tax advisors with respect to the various tax consequences of investments in the Securities offered hereunder.

                              ERISA CONSIDERATIONS

     ERISA imposes certain fiduciary and prohibited transaction restrictions on employee pension and welfare benefit plans subject to ERISA ('ERISA Plans').
Section 4975 of the Code imposes similar prohibited transaction restrictions on tax-qualified retirement plans described in Section 401(a) of the Code ('Qualified Retirement Plans') and on Individual Retirement Accounts ('IRAs') described in Section 408 of the Code (collectively, 'Tax-Favored Plans'; Tax-Favored Plans and ERISA Plans, collectively, 'Plans').

     Certain employee benefit plans, such as governmental plans (as defined in Section 3(32) of ERISA), and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA), are not subject to the ERISA requirements discussed herein. Accordingly, assets of such plans may be invested in Securities without regard to the ERISA considerations described below, subject to the provisions of applicable federal and state law. Any such plan that is a qualified retirement plan and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

     In addition to imposing general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investment be made in accordance with the documents governing the Plan, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving 'Plan Assets' of Plans and persons ('parties in interest' under Section 3(14) of ERISA or 'disqualified persons' under Section 4975(e)(2) of the Code; collectively, 'Parties In Interest') who have certain specified relationships to the Plans, unless a statutory, regulatory or administrative exemption is available. Certain Parties in Interest that participate in a prohibited transaction may be subject to a penalty, or an excise tax, imposed pursuant to Section 502(i) of ERISA or Section 4975 of the Code, unless a statutory, regulatory or administrative exemption is available.

     Plan Asset Regulations. Certain transactions involving a Trust Fund might be deemed to constitute prohibited transactions under ERISA and the Code with respect to a Plan that purchases the Securities, if the underlying Mortgage Assets and other assets included in the Trust Fund are deemed to be assets of the Plan. The U.S. Department of Labor (the 'DOL') has promulgated regulations at 29 C.F.R. 'SS'2510.3-101 (the 'Plan Asset Regulations') defining the term 'Plan Assets' for purposes of applying the general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and the Code. Under the Plan Asset Regulations, generally, when a Plan acquires an 'equity interest' in another entity (such as the Trust Fund), the underlying assets of that entity may be considered to be Plan Assets unless certain exceptions apply. In addition to several exceptions not applicable to an entity like the Trust Fund, a Plan's Assets will not include an undivided interest in each asset of an entity in which such Plan makes an equity investment if Benefit Plan Investors (i.e., Plans and certain employee benefit plans not subject to ERISA) do not own 25% or more in value of any class of equity securities issued by the entity. Neither Plans nor persons investing Plan Assets should acquire or hold Securities in reliance upon the availability of any exception under the Plan Asset Regulations. The Plan Asset Regulations provide that the term 'equity interest' means any interest in an entity other than an

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instrument which is treated as indebtedness under applicable local law and which has no 'substantial equity features.' Under the Plan Asset Regulations, Plan Assets will be deemed to include an interest in the instrument evidencing the equity interest of a Plan (such as a Certificate or a Note with 'substantial equity features'), and, because of the factual nature of certain of the rules set forth in the Plan Asset Regulations, Plan Assets may be deemed to include an interest in the underlying assets of the entity in which a Plan acquires an interest (such as the Trust Fund). Without regard to whether the Notes are characterized as equity interests, the purchase, sale and holding of Notes by or on behalf of a Plan could be considered to give rise to a prohibited transaction if the Issuer, the applicable Trustee or any of their respective affiliates is or becomes a Party in Interest with respect to such Plan.

     Any person who has discretionary authority or control respecting the management or disposition of Plan Assets, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of the investing Plan. If the Mortgage Assets and other assets included in a Trust Fund constitute Plan Assets, then any party exercising management or discretionary control regarding those assets, such as the Master Servicer, any Servicer, any sub-servicer, the Trustee, the obligor under any credit enhancement mechanism, or certain affiliates thereof may be deemed to be a Plan 'fiduciary' and thus subject to the fiduciary responsibility provisions and prohibited transaction provisions of ERISA and the Code with respect to the investing Plan. In addition, if the Mortgage Assets and other assets included in a Trust Fund constitute Plan Assets, the purchase of Certificates by a Plan, as well as the operation of the Trust Fund, may constitute or involve a prohibited transaction under ERISA or the Code.

     The Plan Asset Regulations provide that where a Plan acquires a 'guaranteed governmental mortgage pool certificate', the Plan's assets include such certificate but do not solely by reason of the Plan's holdings of such certificate include any of the mortgages underlying such certificate. The Plan Asset Regulations include in the definition of a 'guaranteed governmental mortgage pool certificate' FHLMC Certificates, GNMA Certificates and FNMA Certificates. Accordingly, even if such Agency Securities included in a Trust Fund were deemed to be assets of Plan investors, the mortgages underlying such Agency Securities would not be treated as assets of such Plans. Private Mortgage Backed Securities are not 'guaranteed governmental mortgage pool certificates' within the meaning of the Plan Asset Regulations. Potential Plan investors should consult their counsel and review the ERISA discussion herein and in the related Prospectus Supplement before purchasing any such Certificates.

     Prohibited Transaction Exemption. The DOL has granted to Donaldson, Lufkin & Jenrette Securities Corporation ('DLJ') an individual prohibited transaction exemption, as amended (Prohibited Transaction Exemption 90-83, the 'Exemption'), which generally exempts from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Section 4975(a) and (b) of the Code, certain transactions, among others, relating to the servicing and operation of mortgage pools and the purchase, sale, holding and disposition of mortgage pass-through securities underwritten by an Underwriter (as hereinafter defined), provided that certain conditions set forth in the Exemption are satisfied. For purposes of this Section 'ERISA Considerations,' the term 'Underwriter' includes (a) DLJ,
(b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with DLJ and (c) any member of the underwriting syndicate or selling group of which a person described in
(a) or (b) is a manager or co-manager with respect to a class of Securities. 'Securities' potentially covered by the Exemptions would include Certificates, Notes that are treated as 'equity interests' under the Plan Assets Regulation, and interests issued by a Trust Fund that elects to be treated as a REMIC or FASIT.

     The Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of Securities to be eligible for exemptive relief thereunder. First, the acquisition of Securities by a Plan or with Plan Assets must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the Exemption only applies to Securities evidencing rights and interests that are not subordinated to the rights and interests evidenced by the other Securities of the same Trust Fund. Third, the Securities at the time of acquisition by or with Plan Assets must be rated in one of the three highest generic rating categories by Standard and Poor's, a Division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Duff & Phelps, Inc. or Fitch IBCA, Inc. (collectively, the 'Exemption Rating Agencies'). Fourth, the Trustee cannot be an affiliate of any other member of the 'Restricted Group,' which consists of any Underwriter, the Master Servicer, any Servicer, any subservicer, the

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Trustee and any obligor with respect to assets of a Trust Fund constituting more than 5% of the aggregate unamortized principal balance of the assets in the Trust Fund as of the date of initial issuance of the Securities. Fifth, the sum of all payments made to and retained by the Underwriters must represent not more than reasonable compensation for underwriting the Securities; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the assets to the related Trust Fund must represent not more than the fair market value of such obligations, and the sum of all payments made to and retained by the Master Servicer, any Servicer and any subservicer must represent not more than reasonable compensation for such person's services under the related Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the Exemption requires that the investing Plan be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     The Exemption also requires that a Trust Fund meet the following requirements: (i) the Trust Fund must consist solely of assets of a type that have been included in other investment pools; (ii) securities in such other investment pools must have been rated in one of the three highest categories of one of the Exemption Rating Agencies for at least one year prior to the Plan's acquisition of Securities; and (iii) securities in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of Securities.

     A fiduciary of any Plan or other investor of Plan Assets contemplating purchasing a Certificate or Note must make its own determination that the general conditions set forth above will be satisfied with respect to such Certificate or Note.

     If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407 of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code) in connection with the direct or indirect sale, exchange, transfer, holding, acquisition or disposition in the secondary market of Securities by Plans or with Plan Assets. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E) and 406(a)(2) of ERISA in connection with the direct or indirect sale, exchange, transfer, holding, acquisition or disposition of a Certificate or Note by, or with Plan Assets of, an 'Excluded Plan' (as hereinafter defined) by any person who has discretionary authority or renders investment advice with respect to Plan Assets of such Excluded Plan. For purposes of the Securities, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.

     If certain specific conditions of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA and the taxes imposed by Section 4975(c)(1)(E) of the Code in connection with (i) the direct or indirect sale, exchange or transfer of Securities in the initial issuance of Securities between the Company or an Underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of the relevant Plan Assets in the Securities is (a) a mortgagor with respect to 5% or less of the fair market value of the assets of the related Trust Fund or (b) an affiliate of such a person, (ii) the direct or indirect acquisition or disposition of Securities in the secondary market by a Plan or an entity investing Plan Assets and (iii) the holding of Securities by a Plan or an Entity investing Plan Assets.

     Further, if certain specific conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code for transactions in connection with the servicing, management and operation of the Trust Funds. The Depositor expects that the specific conditions of the Exemption required for this purpose will be satisfied with respect to the Securities so that the Exemption would provide an exemption from the restrictions imposed by Sections 406(a) and (b) and 407(a) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code) for transactions in connection with the servicing, management and operation of the Trust Funds, provided that the general conditions of the Exemption are satisfied.

     The Exemption also may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the taxes imposed by Section 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code if such restrictions would to otherwise apply merely because a person is deemed to be a Party In Interest with respect to an investing Plan (or the investing entity holding Plan Assets) by

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virtue of providing services to the Plan (or by virtue of having certain specified relationships to such a person) solely as a result of the ownership of Securities by a Plan or the investment of Plan Assets in Securities.

     On July 21, 1997, the DOL amended the Exemption to extend exemptive relief to certain mortgage-backed and asset-backed securities transactions using Funding Accounts for trusts issuing pass-through certificates. With respect to the Securities, the amendment generally allows Mortgage Loans supporting payments to Securityholders, and having a value equal to no more than 25% of the total principal amount of the Securities being offered by a Trust Fund, to be transferred to such Trust Fund within a period no longer than 90 days or three months following the Closing Date ('Pre-Funding Period') instead of requiring that all such Mortgage Loans be either identified or transferred on or before the Closing Date. In general, the relief applies to the purchase, sale and holding of Securities which otherwise qualify for the Exemption, provided that the following general conditions are met:

          (1) the ratio of the amount allocated to the Funding Account to the total principal amount of the Securities being offered ('Pre-Funding Limit') must be less than or equal to 25%;

          (2) all additional Mortgage Loans transferred to the related Trust Fund after the Closing Date ('Subsequent Mortgage Loans') must meet the same terms and conditions for eligibility as the original Mortgage Loans used to create the Trust Fund, which terms and conditions have been approved by one of the Exemption Rating Agencies;

          (3) the transfer of such Subsequent Mortgage Loans to the Trust Fund during the Pre-Funding Period must not result in the Securities to be covered by the Exemption receiving a lower credit rating from an Exemption Rating Agency upon termination of the Pre-Funding Period than the rating that was obtained at the time of the initial issuance of the Securities by the Trust Fund;

          (4) solely as a result of the use of pre-funding, the weighted average annual percentage interest rate (the 'Average Interest Rate') for all of the Mortgage Loans and Subsequent Mortgage Loans in the Trust Fund at the end of the Pre-Funding Period must not be more than 100 basis points lower than the Average Interest Rate for the Mortgage Loans which were transferred to the Trust Fund on the Closing Date;

          (5) in order to ensure that the characteristics of the Subsequent Mortgage Loans are substantially similar to those of the Original Mortgage
     Loans:

             (i) the characteristics of the Subsequent Mortgage Loans must be monitored by an insurer or other credit support provider which is independent of the Depositor; or

             (ii) an independent accountant retained by the Depositor must provide the Depositor with a letter (with copies provided to the Exemption Rating Agency rating the Securities, the Underwriter and the Trustee) stating whether or not the characteristics of the Subsequent Mortgage Loans conform to the characteristics described in the Prospectus or Prospectus Supplement and/or Agreement. In preparing such letter, the independent accountant must use the same type of procedures as were applicable to the Mortgage Loans which were transferred to the Trust Fund as of the Closing Date;

          (6) the Pre-Funding Period must end no later than three months or 90 days after the Closing Date or earlier in certain circumstances if the Funding Accounts falls below the minimum level specified in the Agreement or an event of default occurs;

          (7) amounts transferred to any Funding Accounts and/or capitalized interest accounts used in connection with the pre-funding may be invested only in certain permitted investments;

          (8) the Prospectus or Prospectus Supplement must describe the duration of the Pre-Funding Period; and

          (9) the Trustee (or any agent with which the Trustee contracts to provide trust services) must be a substantial financial institution or trust company experienced in trust activities and familiar with its duties, responsibilities and liabilities as a fiduciary under ERISA. The Trustee, as legal owner of the Trust Fund, must enforce all the rights created in favor of Securityholders of the Trust Fund, including employee benefit plans subject to ERISA.

     Before purchasing a Certificate or Note, a fiduciary of a Plan or other investor of Plan Assets should itself confirm (a) that the Securities constitute 'certificates' for purposes of the Exemption and (b) that the specific and general conditions set forth in the Exemption and the other requirements set forth in the Exemption would

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be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the fiduciary or other Plan investor should consider its general fiduciary obligations under ERISA in determining whether to purchase any Securities by or with Plan Assets.

     Any fiduciary or other Plan investor which proposes to purchase Securities on behalf of or with Plan Assets should consult with its counsel with respect to the potential applicability of ERISA and the Code to such investment and the availability of the Exemption or any other prohibited transaction exemption in connection therewith. In particular, in connection with a contemplated purchase of Securities representing a beneficial ownership interest in a pool of single-family residential first mortgage loans, such fiduciary or other Plan investor should consider the availability of the Exemption or Prohibited Transaction Class Exemption ('PTCE') 83-1 ('PTCE 83-1') for certain transactions involving mortgage pool investment trusts. However, PTCE 83-1 does not provide exemptive relief with respect to Securities evidencing interests in Trust Funds which include Cooperative Loans and may not provide exemptive relief for Securities having certain cash-flow characteristics that may be issued by a Trust Fund. In addition, such fiduciary or other Plan investor should consider the availability of PTCE 96-23, regarding transactions effected by 'in-house asset managers', PTCE 95-60, regarding investments by insurance company general accounts, PTCE 90-1, regarding investments by insurance company pooled separate accounts, PTCE 91-38, regarding investments by bank collective investment funds, and PTCE 84-14, regarding transactions effected by 'qualified professional asset managers.' The Prospectus Supplement with respect to a Series of Securities may contain additional information regarding the application of the Exemption, PTCE 83-1, or any other exemption, with respect to the Securities offered thereby. There can be no assurance that any of these exemptions will apply with respect to any particular Plan's or other Plan investor's investment in the Securities or, even if an exemption were deemed to apply, that any exemption would apply to all prohibited transactions that may occur in connection with such investment.

     In addition to any exemption that may be available under PTCE 95-60 for the purchase and holding of the Securities by an insurance company general account, the Small Business Job Protection Act of 1996 added a new Section 401(c) to ERISA, which provides certain exemptive relief from the provisions of Part 4 of Title I of ERISA and Section 4975 of the Code, including the prohibited transaction restrictions imposed by ERISA and the related excise taxes imposed by the Code, for transactions involving an insurance company general account. Pursuant to Section 401(c) of ERISA, the DOL published proposed regulations ('Proposed 401(c) Regulations') on December 22, 1997; however the required final regulations have not been issued as of the date hereof. The Proposed 401(c) Regulations provide guidance for the purpose of determining, in cases where insurance policies supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets constitute Plan Assets. Section 401(c) of ERISA generally provides that, until the date which is 18 months after the Proposed 401(c) Regulations become final, no person shall be subject to liability under Part 4 of Title I of ERISA and Section 4975 of the Code on the basis of a claim that the assets of an insurance company general account constitute Plan Assets, unless (i) as otherwise provided by the Secretary of Labor in the Proposed 401(c) Regulations to prevent avoidance of the regulations or (ii) an action is brought by the Secretary of Labor for certain breaches of fiduciary duty which would also constitute a violation of federal or state criminal law. Any assets of an insurance company general account which support insurance policies issued to a Plan after December 31, 1998 or issued to Plans on or before December 31, 1998 for which the insurance company does not comply with the Proposed 401(c) Regulations may be treated as Plan Assets. In addition, because Section 401(c) does not relate to insurance company separate accounts, separate account assets are still treated as Plan Assets of any Plan invested in such separate account. Insurance companies contemplating the investment of general account assets in the Securities should consult with their legal counsel with respect to the applicability of Section 401(c) of ERISA, including the general account's ability to continue to hold the Securities after the date which is 18 months after the date the Proposed 401(c) Regulations become final.

     Representations from Plans Investing in Notes with 'Substantial Equity Features' or in Certain Securities. Because the exemptive relief afforded by the Exemption (or any similar exemption that might be available) will not apply to the purchase, sale or holding of certain Securities, such as Notes with 'substantial equity features,' Subordinate Securities, REMIC Residual Certificates, any Securities which are not rated in one of the three highest generic rating categories by the Exemption Rating Agencies, transfers of any such Securities to a Plan, to a trustee or other person acting on behalf of any Plan, or to any other person investing Plan Assets to effect such acquisition will not be registered by the Trustee unless the transferee provides the Depositor, the Trustee and the Master Servicer with an opinion of counsel satisfactory to the Depositor, the Trustee and the Master Servicer, which opinion will not be at the expense of the Depositor, the Trustee or the Master Servicer, that the

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purchase of such Securities by or on behalf of such Plan is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the related Agreement.

     In lieu of such opinion of counsel, the transferee may provide a certification substantially to the effect that the purchase of Securities by or on behalf of such Plan is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement and that the following statements are correct: (i) the transferee is an insurance company; (ii) the source of funds used to purchase such Securities is an 'insurance company general account' (as such term is defined in PTCE 95-60);
(iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied; and (iv) there is no Plan with respect to which the amount of such general account's reserves and liabilities for contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or any 'affiliate' thereof, as defined in PTCE 95-60) or by the same employee organization exceed 10% of the total of all reserves and liabilities of such general account (as determined under PTCE 95-60) as of the date of the acquisition of such Securities.

     An opinion of counsel or certification will not be required with respect to the purchase of Securities registered through DTC. Any purchaser of a Security registered through DTC will be deemed to have represented by such purchase that either (a) such purchaser is not a Plan and is not purchasing such Securities on behalf of, or with Plan Assets of, any Plan or (b) the purchase of any such Security by or on behalf of, or with Plan Assets of, any Plan is permissible under applicable law, will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the related Agreement.

     Tax Exempt Investors. A Plan that is exempt from federal income taxation pursuant to Section 501 of the Code (a 'Tax Exempt Investor') nonetheless will be subject to federal income taxation to the extent that its income is 'unrelated business taxable income' ('UBTI') within the meaning of Section 512 of the Code. All 'excess inclusions' of a REMIC allocated to a REMIC Residual Certificate held by a Tax-Exempt Investor will be considered UBTI and thus will be subject to federal income tax. See 'Certain Federal Income Tax
Consequences -- Taxation of Owners of REMIC Residual Certificates -- Excess Inclusions.'

     Consultation With Counsel. Any fiduciary of a Plan or other Plan investor that proposes to acquire or hold Securities on behalf of a Plan or with Plan Assets should consult with its counsel with respect to the potential applicability of the fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and the Code to the proposed investment and the availability of the Exemption, PTCE 83-1 or any other prohibited transaction exemption.

                                LEGAL INVESTMENT

     Each class of Securities offered hereby and by the related Prospectus Supplement will be rated at the date of issuance in one of the four highest rating categories by at least one Rating Agency. Unless otherwise set forth in the related Prospectus Supplement, Securities of any Series will constitute 'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ('SMMEA') so long as they are rated by a Rating Agency in one of its two highest categories and, as such, will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including, but not limited to, state-chartered savings banks, commercial banks, savings and loan associations and insurance companies, as well as trustees and state government employee retirement systems) created pursuant to or existing under the laws of the United States or of any State (including the District of Columbia and Puerto Rico) whose authorized investments are subject to State regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Any Class of Securities that represents an interest in a Trust Fund that includes junior mortgage loans will not constitute 'mortgage related securities' for purposes of SMMEA.

     Under SMMEA, if a State enacted legislation prior to October 4, 1991 specifically limiting the legal investment authority of any such entities with respect to 'mortgage related securities,' the Securities will constitute legal investments for entities subject to such legislation only to the extent provided in such legislation.

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Certain States have enacted legislation which overrides the preemption provisions of SMMEA. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in 'mortgage related securities,' or require the sale or other disposition of such securities so long as such contractual commitment was made or such securities acquired prior to the enactment of such legislation.

     SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with mortgage-related securities without limitations as to the percentage of their assets represented thereby; federal credit unions may invest in mortgage-related securities, and national banks may purchase mortgage-related securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe.

     The Federal Financial Institution Examination Council has adopted a supervisory policy statement (the 'Policy Statement'), applicable to all depository institutions, setting forth guidelines for and significant restrictions on investments in 'high-risk mortgage securities.' The Policy Statement has been adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the FDIC and the Office of Thrift Supervision with an effective date of February 10, 1992. The Policy Statement generally indicates that a mortgage derivative product will be deemed to be high risk if it exhibits greater price volatility than a standard fixed rate thirty-year mortgage security. According to the Policy Statement, prior to purchase, a depository institution will be required to determine whether a mortgage derivative product that it is considering acquiring is high-risk, and if so that the proposed acquisition would reduce the institution's overall interest rate risk. Reliance on analysis and documentation obtained from a securities dealer or other outside party without internal analysis by the institution would be unacceptable. There can be no assurance as to which Classes of the Securities of any Series will be treated as high-risk under the Policy Statement.

     The predecessor to the OTS issued a bulletin, entitled, 'Mortgage Derivative Products and Mortgage Swaps,' which is applicable to thrift institutions regulated by the OTS. The bulletin established guidelines for the investment by savings institutions in certain 'high-risk' mortgage derivative securities and limitations on the use of such securities by insolvent, undercapitalized or otherwise 'troubled' institutions. According to the bulletin, such 'high-risk' mortgage derivative securities include securities having certain specified characteristics, which may include certain classes of Securities. In addition, the National Credit Union Administration has issued regulations governing federal credit union investments which prohibit investment in certain specified types of securities, which may include certain Classes of Securities. Similar policy statements have been issued by regulators having jurisdiction over other types of depository institutions.

     Certain classes of Securities offered hereby, including any class that is not rated in one of the two highest categories by at least one Rating Agency, will not constitute 'mortgage related securities' for purposes of SMMEA. Any such class of Securities will be identified in the related Prospectus Supplement. Prospective investors in such classes of Securities, in particular, should consider the matters discussed in the following paragraph.

     There may be other restrictions on the ability of certain investors either to purchase certain Classes of Securities or to purchase any Class of Securities representing more than a specified percentage of the investors' assets. The Depositor will make no representations as to the proper characterization of any Class of Securities for legal investment or other purposes, or as to the ability of particular investors to purchase any Class of Securities under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any Class of Securities. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Securities of any Class constitute legal investments under SMMEA or are subject to investment, capital or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction applicable to such investor.

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                                 LEGAL MATTERS

     Certain legal matters in connection with the Securities offered hereby will be passed upon for the Depositor and for the Underwriters by Thacher Proffitt & Wood, New York, New York, Brown and Wood LLP, New York, New York or Stroock & Stroock & Lavan LLP, New York, New York.

                                 THE DEPOSITOR

     The Depositor was incorporated in the State of Delaware on April 14, 1988 and is a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette Inc., a Delaware corporation. The principal executive offices of the Depositor are located at 277 Park Avenue, 9th Floor, New York, New York 10172. Its telephone number is (212) 892-3000.

     The Depositor was organized, among other things, for the purposes of establishing trusts, selling beneficial interests therein and acquiring and selling mortgage assets to such trusts. The Depositor has one class of common stock, all of which is owned by Donaldson, Lufkin & Jenrette Inc.

     Neither the Depositor, its parent nor any of the Depositor's affiliates will ensure or guarantee distributions on the Securities of any Series.

     As described herein, the only obligations of the Depositor will be pursuant to certain representations and warranties with respect to the Mortgage Assets. See 'Loan Underwriting Standards -- Representations and Warranties' and 'The Agreements -- Assignment of Mortgage Assets' herein. The Depositor will have no ongoing servicing responsibilities or other responsibilities with respect to any Mortgage Asset. The Depositor does not have nor is it expected in the future to have any significant assets with which to meet any obligations with respect to any Trust Fund. If the Depositor were required to repurchase or substitute a Loan, its only source of funds to make the required payment would be funds obtained from the Seller of such Loan, or if applicable, the Master Servicer or, the Servicer. See 'Risk Factors' herein.

                                USE OF PROCEEDS

     The Depositor will apply all or substantially all of the net proceeds from the sale of each Series offered hereby and by the related Prospectus Supplement to purchase the Mortgage Assets, to repay indebtedness which has been incurred to obtain funds to acquire the Mortgage Assets, to establish the reserve funds, if any, for the Series and to pay costs of structuring, guaranteeing and issuing the Securities. If so specified in the related Prospectus Supplement, Securities may be exchanged by the Depositor for Mortgage Assets. The Depositor expects that it will make additional sales of securities similar to the Securities from time to time, but the timing and amount of any such additional offerings will be dependent upon a number of factors, including the volume of mortgage loans purchased by the Depositor, prevailing interest rates, availability of funds and general market conditions.

                              PLAN OF DISTRIBUTION

     The Securities offered hereby and by the related Prospectus Supplements will be offered in Series may be sold directly by the Depositor or may be offered through Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Depositor, or through underwriting syndicates represented by Donaldson, Lufkin & Jenrette Securities Corporation (the 'Underwriters') through one or more of the methods described below. The Prospectus Supplement prepared for each Series will describe the method of offering being utilized for that Series and will state the net proceeds to the Depositor from such sale.

     The Depositor intends that Securities will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of a particular Series of Securities may be made through a combination of two or more of these methods. Such methods are as follows:

          1. by negotiated firm commitment or best efforts underwriting and public re-offering by the Underwriters;

          2. by placements by the Depositor with institutional investors through dealers; and

          3. by direct placements by the Depositor with institutional investors.

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     In addition, if specified in the related Prospectus Supplement, a Series of
Securities may be offered in whole or in part in exchange for the Loans (and other assets, if applicable) that would comprise the Trust Fund for such Securities.

     If Underwriters are used in a sale of any Securities (other than in connection with an underwriting on a best efforts basis), such Securities will be acquired by the Underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The managing underwriter or underwriters with respect to the offer and sale of a particular Series of Securities will be set forth on the cover of the Prospectus Supplement relating to such Series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement.

     In connection with the sale of the Securities, the Underwriters may receive compensation from the Depositor or from purchasers of the Securities in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the Securities may be deemed to be underwriters in connection with such Securities, and any discounts or commissions received by them from the Depositor and any profit on the resale of Securities by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

     It is anticipated that the underwriting agreement pertaining to the sale of any Series of Securities will provide that the obligations of the Underwriters will be subject to certain conditions precedent, that the Underwriters will be obligated to purchase all such Securities if any are purchased (other than in connection with an underwriting on a best efforts basis) and that, in limited circumstances, the Depositor will indemnify the several Underwriters and the Underwriters will indemnify the Depositor against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments required to be made in respect thereof.

     The Prospectus Supplement with respect to any Series offered by placements through dealers will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Securities of such Series.

     The Depositor anticipates that the Securities offered hereby will be sold primarily to institutional investors or sophisticated non-institutional investors. Purchasers of Securities, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be 'underwriters' within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and sales by them of Securities. Holders of Securities should consult with their legal advisors in this regard prior to any such reoffer or sale.

                                      101



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                                    GLOSSARY

     The following are abbreviated definitions of certain capitalized terms used in this Prospectus. Unless otherwise defined in the Prospectus Supplement for a Series, such definitions will apply to capitalized terms used in such Prospectus Supplement. The definitions may vary from those in the Agreements and the Agreements generally provides a more complete definition of certain of the terms. Reference should be made to the Agreements for a more complete definition of such terms.

     'Accrual Date' means, with respect to any Multiple Class Series, the date upon which interest begins accruing on the Securities of the Series, as specified in such Securities and the related Prospectus Supplement.

     'Accrual Termination Date' means, with respect to a Class of Compound Interest Securities, the Distribution Date on which all Securities of the related Series with Final Scheduled Distribution Dates earlier than that of such Class of Compound Interest Securities have been fully paid, or such other date or period as may be specified in the related Prospectus Supplement.

     'Additional Collateral' means marketable securities, insurance policies, annuities, certificates of deposit, cash, accounts or other personal property and, in the case of Additional Collateral owned by any guarantor, may consist of real estate.

     'Additional Collateral Loan' means a Mortgage Loan that, in addition to being secured by the related Mortgaged Property, is secured by other collateral owned by the related Mortgagors or are supported by third-party guarantees secured by collateral owned by the related guarantors.

     'Advance' means a cash advance by the Master Servicer or a Servicer in respect of delinquent payments of principal of and interest on a Loan, and for the other purposes specified herein and in the related Prospectus Supplement.

     'Agency Securities' means mortgage pass-through securities issued or guaranteed by GNMA, FNMA, FHLMC or other government agencies or government-sponsored agencies.

     'Agreement' means a Pooling and Servicing Agreement, Indenture, Owner Trust Agreement or Servicing Agreement.

     'Appraised Value' means, unless otherwise specified in the related Prospectus Supplement (i) with respect to a Mortgaged Property securing a Single Family or Multifamily Property, the lesser of (x) the appraised value determined in an appraisal obtained at origination of such Mortgage Loan, if any, or, if the related Mortgaged Property has been appraised subsequent to origination, the value determined in such subsequent appraisal and (y) the sales price for the related Mortgaged Property (except in certain circumstances in which there has been a subsequent appraisal); (ii) with respect to certain refinanced, modified or converted Single Family or Multifamily Properties, the lesser of (x) the appraised value of the related Mortgaged Property determined at origination or in an appraisal, if any, obtained at the time of refinancing, modification or conversion and (y) the sales price of the related Mortgage Property or, if the Mortgage Loan is not a rate and term refinance Mortgage Loan and if the Mortgaged Property was owned for a relatively short period of time prior to refinancing, modification or conversion, the sum of the sales price of the related Mortgaged Property plus the added value of any improvements; and (iii) with respect to a Mortgaged Property securing a Manufactured Home Loan, the least of the sale price, the appraised value, and the National Automobile Dealer's Association book value plus prepaid taxes and hazard insurance premiums.

     'ARM' or 'Adjustable Rate Mortgage' means a Mortgage Loan as to which the related Mortgage Note provides for periodic adjustments in the interest rate component of the Scheduled Payment pursuant to an Index as described in the related Prospectus Supplement.

     'Asset Group' means a group of individual Mortgage Assets which share similar characteristics and are aggregated into one group.

     'Available Distribution Amount' means the amount in the Certificate Account (including amounts deposited therein from any reserve fund or other fund or account) eligible for distribution to Securityholders on a Distribution Date.

     'Balloon Loan' means Mortgage Loan with payments similar to a Conventional Loan, calculated on the basis of an assumed amortization term, but providing for a Balloon Payment of all outstanding principal and interest to be made at the end of a specified term that is shorter than such assumed amortization term.

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     'Balloon Payment' means the payment of all outstanding principal and interest made at the end of the term of a Balloon Loan.

     'Bankruptcy Code' means the federal bankruptcy code, 11 United States Code 101 et seq., and regulations promulgated thereunder.

     'Bi-Weekly Loan' means a Mortgage Loan which provides for payments of principal and interest by the borrower once every two weeks.

     'Business Day' means a day that, in the City of New York or in the city or cities in which the corporate trust office of the Trustee are located, is neither a legal holiday nor a day on which banking institutions are authorized or obligated by law, regulation or executive order to be closed.

     'Buy-Down Fund' means a custodial account, established by the Master Servicer or the Servicer for a Buy-Down Loan, that meets the requirements set forth herein.

     'Buy-Down Loan' means a level payment Mortgage Loan for which funds have been provided by a Person other than the mortgagor to reduce the mortgagor's Scheduled Payment during the early years of such Mortgage Loan.

     'Certificate Account' means, with respect to a Series, the account established in the name of the Trustee for the deposit of remittances received from the Master Servicer in respect of the Mortgage Assets in a Trust Fund.

     'Certificateholder' or 'Holder' means the Person in whose name a Certificate is registered in the Certificate Register.

     'Certificate Rate' means, with respect to any Multiple Class Series, the per annum rate at which interest accrues on the principal balance of the Certificates of such Series or a Class of such Series, which rate may be fixed or variable, as specified in the related Prospectus Supplement.

     'Certificates' means the Mortgage Pass-Through Certificates.

     'Class' means a Class of Securities of a Series.

     'Closing Date' means, with respect to a Series, the date specified in the related Prospectus Supplement as the date on which Securities of such Series are first issued.

     'Code' means the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

     'Collection Account' means, with respect to a Series, the account established in the name of the Master Servicer for the deposit by the Master Servicer of payments received from the Mortgage Assets in a Trust Fund (or from the Servicers, if any).

     'Compound Interest Security' means any Security of a Multiple Class Series on which interest accrues and is added to the principal balance of such Security periodically, but with respect to which no interest or principal will be payable except during the period or periods specified in the related Prospectus Supplement.

     'Compound Value' means, with respect to a Class of Compound Interest Securities, as of any Determination Date, the original principal balance of such Class, plus all accrued and unpaid interest, if any, previously added to the principal balance thereof and reduced by any payments of principal previously made on such Class of Compound Interest Securities.

     'Condominium' means a form of ownership of real property wherein each owner is entitled to the exclusive ownership and possession of his or her individual Condominium Unit and also owns a proportionate undivided interest in all parts of the Condominium Building (other than the individual Condominium Units) and all areas or facilities, if any, for the common use of the Condominium Units.

     'Condominium Association' means the person(s) appointed or elected by the Condominium Unit owners to govern the affairs of the Condominium.

     'Condominium Building' means a multi-unit building or buildings, or a group of buildings whether or not attached to each other, located on property subject to Condominium ownership.

     'Condominium Loan' means a Loan secured by a Mortgage on a Condominium Unit (together with its appurtenant interest in the common elements).

     'Condominium Unit' means an individual housing unit in a Condominium Building.

                                      103



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


     'Conventional Loan' means a Loan that is not insured or guaranteed by the FHA or the VA.

     'Cooperative' means a corporation owned by tenant-stockholders who, through the ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units.

     'Cooperative Dwelling' means an individual housing unit in a building owned by a cooperative.

     'Cooperative Loan' means a housing loan made with respect to a Cooperative Dwelling and secured by an assignment by the borrower (tenant-stockholder) of a security interest in shares issued by the applicable Cooperative.

     'Cut-off Date' means the date designated in the Pooling and Servicing Agreement or Indenture for a Series on or before which amounts due and payable with respect to a Mortgage Asset will not inure to the benefit of Securityholders of the Series.

     'Deferred Interest' means excess interest resulting when the amount of interest paid by a Mortgagor on a Negatively Amortizing ARM in any month is less than the amount of interest accrued on the Stated Principal Balance thereof.

     'Depositor' means DLJ Mortgage Acceptance Corp.

     'Determination Date' means the day specified in the related Prospectus Supplement as the day on which the Master Servicer calculates the amounts to be distributed to Securityholders on the next succeeding Distribution Date.

     'Distribution Date' means, with respect to a Series or Class, each date specified as a distribution date for such Series or Class in the related Prospectus Supplement.

     'Due Date' means each date, as specified in the related Prospectus Supplement for a Series, on which any payment of principal or interest is due and payable to the Trustee or its nominee on any Mortgage Asset.

     'Eligible Account' means an account maintained with a federal or state chartered depository institution (i) the short-term obligations of which are rated by each Rating Agency in its highest rating at the time of any deposit therein, or (ii) insured by the FDIC (to the limits established by such Corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an opinion of counsel delivered to the Trustee prior to the establishment of such account, the holders of the Securities will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral securing such funds that is superior to claims of any other depositors or general creditors of the depository institution with which such account is maintained or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity or (iv) an account or accounts of a depository institution acceptable to the Rating Agencies. Eligible Accounts may bear interest.

     'Eligible Investments' means any one or more of the obligations or securities described as such at 'The Agreements -- Investment of Funds.'

     'Eligible Reserve Fund Investments' means Eligible Investments and any other obligations or securities described as Eligible Reserve Fund Investments in the applicable Agreement, as described in the related Prospectus Supplement for a Series.

     'Equity Certificates' means with respect to each Series of Notes where the Issuer is an owner trust, the ownership interest of the Trust Fund.

     'ERISA' means the Employee Retirement Income Security Act of 1974, as amended.

     'Escrow Account' means an account, established and maintained by the Master Servicer or the Servicer for a Loan, into which payments by borrowers to pay taxes, assessments, mortgage and hazard insurance premium and other comparable items that are required to be paid to the mortgagee are deposited.

     'FDIC' means the Federal Deposit Insurance Corporation.

     'FHA' means the Federal Housing Administration, a division of HUD.

     'FHA Loan' means a fixed-rate housing loan insured by the FHA.

     'FHLMC' means the Federal Home Loan Mortgage Corporation.

                                      104



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


     'Final Scheduled Distribution Date' means, with respect to a Class of a Series, the date after which no Securities of such Class will remain outstanding assuming timely payments or distributions are made on the Mortgage Assets in the related Trust Fund.

     'Financial Guarantee Insurance' means an insurance policy issued by one or more insurance companies which will guarantee timely distributions of interest and full distributions of principal of a Series on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement for the Series.

     'Floating Interest Period' means the period of time during which a given Security Rate applies to a Class of Floating Interest Securities.

     'Floating Interest Security' means any Security of a Multiple Class Series which accrues interest at a Floating Rate.

     'Floating Rate' means a Security Rate which is subject to change from time to time.

     'FNMA' means the Federal National Mortgage Association.

     'GEM Loan' means, unless specified otherwise in the related Prospectus Supplement for a Series, a fixed rate, fully amortizing mortgage loan providing for monthly payments based on a 10- to 30-year amortization schedule, with further provisions for scheduled annual payment increases for a number of years with the full amount of such increases being applied to principal, and with further provision for level payments thereafter.

     'GNMA' means the Government National Mortgage Association.

     'GPM Fund' means a trust account established by the Master Servicer or the Servicer of a GPM Loan into which funds sufficient to cover the amount by which payments of principal and interest on such GPM Loan assumed in calculating payments due on the Securities of the related Multiple Class Series exceed scheduled payments on such GPM Loan.

     'GPM Loan' means a mortgage loan providing for graduated payments, having an amortization schedule (a) requiring the mortgagor's monthly installments of principal and interest to increase at a predetermined rate annually for a predetermined period of time after which the monthly installments became fixed for the remainder of the mortgage term, (b) providing for deferred payment of a portion of the interest due monthly during such period of time and (c) providing for recoupment of the interest deferred through negative amortization whereby the difference between the scheduled payment of interest on the mortgage note and the amount of interest actually accrued is added monthly to the outstanding principal balance of the mortgage note.

     'Guaranteed Investment Contract' means a guaranteed investment contract or reinvestment agreement providing for the investment of funds held in a fund or account, guaranteeing a minimum or a fixed rate of return on the investment of moneys deposited therein.

     'HUD' means the United States Department of Housing and Urban Development.

     'Indenture' means the agreement relating to a Series of Notes between the Issuer and the Trustee.

     'Index' means the index applicable to any adjustments in the Mortgage Rates of any ARMs included in the Mortgage Assets.

     'Insurance Policies' means certain mortgage insurance, hazard insurance and other insurance policies required to be maintained with respect to Loans.

     'Insurance Proceeds' means amounts paid by the insurer under any of the Insurance Policies covering any Loan or Mortgaged Property.

     'Interest Accrual Period' means the period specified in the related Prospectus Supplement for a Multiple Class Series, during which interest accrues on the Securities or a Class of Securities of such Series with respect to any Distribution Date.

     'Interest Weighted Securities' means a Class of Securities entitled to a greater percentage of interest on the Loans underlying or comprising the Mortgage Assets for the Series than the percentage of principal, if any, on such Loans to which it is entitled.

     'IRS' means the Internal Revenue Service.

                                      105



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


     'Issuer' means with respect to each Series of Notes, the Depositor or an owner trust established by it for the purpose of issuing such Series of Notes.

     'L/C Bank' means the issuer of a letter of credit.

     'L/C Percentage' means the maximum liability of an L/C Bank under a letter of credit, equal to the percentage specified in the related Prospectus Supplement for a Series for which a letter of credit is issued of the initial aggregate principal balance of the Loans in the related Trust Fund or one or more Classes of Securities of the Series.

     'Letter of Credit' means an irrevocable letter of credit issued by the L/C Bank to provide limited protection against certain losses relating to Loans, as described in the related Prospectus Supplement for a Series.

     'Liquidation Proceeds' means amounts received by the Master Servicer or Servicer in connection with the liquidation of a mortgage, net of liquidation expenses.

     'Loan' means a Mortgage Loan (including an interest therein) or a Manufactured Home Loan (including an interest therein) that is deposited by the Depositor into the Trust Fund for a Series.

     'Loan-to-Value Ratio' means the ratio, expressed as a percentage, of the principal amount of a Loan, plus in the case of a Loan secured by a junior lien, the principal amount of the related Senior Lien, at the date of determination to the Appraised Value.

     'Manufactured Home' means a manufactured home within the meaning of 42 United States Code, Section 5402(6), which defines a 'manufactured home' as 'a structure, transportable in one or more sections, which in the traveling mode, is eight body feet or more in width or forty body feet or more in length, or, when erected on site, is three hundred twenty or more square feet, and which is built on a permanent chassis and designed to be used as a dwelling with or without a permanent foundation when connected to the required utilities, and includes the plumbing, heating, air-conditioning, and electrical systems contained therein; except that such term shall include any structure which meets all the requirements of this paragraph except the size requirements and with respect to which the manufacturer voluntarily files a certification required by the Secretary of Housing and Urban Development and complies with the standards established under this chapter.'

     'Manufactured Home Loan' means a loan secured by a Manufactured Home.

     'Master Servicer' means, with respect to a Series secured by Loans, the Person, if any, designated in the related Prospectus Supplement to manage and supervise the administration and servicing by the Servicers of the Loans comprising or underlying the Mortgage Assets for that Series, or the successors or assigns of such Person.

     'Maximum Floating Rate' means, as to any Multiple Class Series, the per annum interest rate cap specified for any Floating Rate Securities of such Series in the related Prospectus Supplement.

     'Maximum Mortgage Rate' means the maximum permissible Mortgage Rate during the life of each ARM.

     'Minimum Floating Rate' means, as to any Multiple Class Series, the per annum interest rate floor specified for any Floating Rate Security of such Series in the related Prospectus Supplement.

     'Minimum Mortgage Rate' means the lifetime minimum Mortgage Rate during the life of each ARM.

     'Mortgage' means the mortgage, deed of trust or other instrument securing a Mortgage Note.

     'Mortgage Assets' means the Private Mortgage-Backed Securities, Agency Securities or Loans, as the case may be, which are included in the Trust Fund for such Series. A Mortgage Asset refers to a specific Private Mortgage-Backed Security, Agency Security or Loan, as the case may be.

     'Mortgage Loan' means a mortgage loan (including an interest therein) secured by Mortgaged Property including Cooperative Loans and Condominium Loans.

     'Mortgage Note' means the note or other evidence of indebtedness of a Mortgagor under the Mortgage Loan.

     'Mortgage Rate' means, unless otherwise indicated herein or in the Prospectus Supplement, the interest rate borne by each Loan.

     'Mortgaged Property' means the real property securing a Mortgage.

     'Multifamily Loan' means any Loan secured by a Multifamily Property.

                                      106



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


     'Multifamily Property' means any property securing a Loan consisting of multifamily residential rental property or cooperatively owned multifamily property consisting of five or more dwelling units.

     'Multiple Class Series' means a Series of Securities that may include Floating Interest Securities, Compound Interest Securities and Planned Amortization Securities, and/or Subordinate and Senior Classes embodying a subordination feature which protects the Senior Class or Classes in the event of failure of timely payment of Mortgage Assets.

     '1986 Act' means the Tax Reform Act of 1986.

     'Negatively Amortizing ARMs' means ARMs which provide for limitations on changes in the Scheduled Payment which can result in Scheduled Payments which are greater or less than the amount necessary to amortize such ARM by its stated maturity at the Mortgage Rate in effect in any particular month.

     'Nest Egg Mortgage LoanSM' means a Mortgage Loan originated under the Nest Egg Mortgage Loan ProgramSM, a mortgage loan origination program of DLJ Mortgage Capital, Inc., an affiliate of the Depositor, and the Nest Egg Mortgage Company LLC.

     'Note Interest Rate' means, with respect to a Series of a single Class of Notes, the rate of interest paid to the Noteholders in respect of the Mortgage Assets and with respect to any Multiple Class Series, the per annum rate at which interest accrues on the principal balance of the Notes of such Series or a Class of such Series, which rate may be fixed or variable, as specified in the related Prospectus Supplement.

     'Noteholder' or 'Holder' means the Person in whose name a Note is registered in the Note Register.

     'Notes' means the Mortgage-Backed Notes.

     'OTS' means the Office of Thrift Supervision.

     'Owner Trust Agreement' means the agreement relating to a Series of Notes between the Depositor and the Owner Trustee.

     'Owner Trustee' means the owner trustee for each Series of Notes under an Owner Trust Agreement, and its successors.

     'Participation Security' means a certificate or note evidencing a participation interest in a pool of Loans.

     'Pass-Through Rate' means, with respect to a Series of a single Class of Certificates, the rate of interest paid to the Certificateholders in respect of the Mortgage Assets.

     'Percentage Interest' means, with respect to a Security, the proportion (expressed as a percentage) of the percentage amounts of all of the Securities in the related Class represented by such Security, as specified in the related Prospectus Supplement.

     'Person' means any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, or government or any agency or political subdivision thereof.

     'PMBS Agreement' means the pooling and servicing agreement, indenture, trust agreement or similar agreement pursuant to which a Private
Mortgaged-Backed Security is issued.

     'PMBS Issuer' means, with respect to Private Mortgage-Backed Securities, the depositor or seller/servicer under a PMBS Agreement.

     'PMBS Servicer' means the servicer of the housing loans underlying a Private Mortgage-Backed Security.

     'PMBS Trustee' means the trustee designated under a PMBS Agreement.

     'Pooling and Servicing Agreement' means the agreement relating to a Series of Certificates among the Depositor, the Master Servicer and the Trustee.

     'Prepayment Assumption' means the prepayment standard or model used with respect to the Securities of a Series, such as the Constant Prepayment Assumption or the Standard Prepayment Assumption, as described in 'Yield, Prepayment and Maturity Considerations -- Prepayments and Weighted Average Life.'

     'Prepayment Period' means with respect to any Distribution Date, the period specified in the related Prospectus Supplement for a Series.

                                      107



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


     'Principal Weighted Security' means a Class of Securities entitled to a greater percentage of principal on the Loans underlying or comprising the Mortgage Assets in the Trust Fund for the related Series than the percentage of interest to which it is entitled.

     'Private Mortgage-Backed Security' means a mortgage participation or pass-through certificate representing a fractional, undivided interest in (i) Loans, (ii) collateralized mortgage obligations secured by Loans or (iii) Agency Securities.

     'Qualified Insurer' means a mortgage guarantee or insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided.

     'Rating Agency' means a nationally recognized statistical rating organization.

     'Regular Interest' means a regular interest in a REMIC as described herein under 'Certain Federal Income Tax Considerations -- Tax Status as a REMIC.'

     'Reinvestment Income' means any interest or other earnings on funds or accounts that are part of the Trust Fund for a Series.

     'REMIC' means a real estate mortgage investment conduit under Section 860D of the Code.

     'REMIC Administrator' means the Person, if any, specified in the related Prospectus Supplement for a Series for which a REMIC election is made, to serve as administrator of the Series.

     'Remittance Date' means the calendar day or days of each month, as specified in the related Prospectus Supplement for a Series, on which the Servicer is required to withdraw funds from the related Servicer Account for remittance to the Master Servicer.

     'REO Property' means real property which secured a defaulted Loan which has been acquired upon foreclosure, deed in lieu of foreclosure or repossession.

     'Reserve Fund' means, with respect to a Series, any Reserve Fund established pursuant to the Pooling and Servicing Agreement or Indenture.

     'Residual Interest' means a residual interest in a REMIC as described herein under 'Certain Federal Income Tax Considerations -- Tax Status as a REMIC.'

     'Retained Interest' means, with respect to a Mortgage Asset, the amount or percentage specified in the related Prospectus Supplement which is not sold by the Depositor or seller of the Mortgage Asset and, therefore, is not included in the Trust Fund for the related Series.

     'Sale and Servicing Agreement' means the sale and servicing agreement relating to a Series of Notes among the Depositor, the Master Servicer and the Trustee.

     'Scheduled Payments' means the scheduled payments of principal and interest to be made by the borrower on a Mortgage Loan in accordance with the terms of the related Mortgage Note.

     'Security Interest Rate' means Pass-Through Rate, Certificate Rate or Note Interest Rate.

     'Securityholder' or 'Holder' means Certificateholder or Noteholder.

     'Securities' means Certificates or Notes.

     'Seller' means the Person or Persons, which may include banks, savings and loan associations, mortgage bankers, investment banking firms, the Resolution Trust Corporation (the 'RTC'), the Federal Deposit Insurance Corporation (the 'FDIC') and other mortgage loan originators or sellers affiliated or not affiliated with the Depositor, or who may be the Master Servicer or a Servicer, who sell the Loans to the Depositor for deposit into the Trust Fund.

     'Senior Lien' means a lien which is senior to a related junior lien.

     'Senior Securities' means a Class of Securities as to which the Holders' rights to receive distributions of principal and interest are senior to the rights of Holders of Subordinate Securities, to the extent specified in the related Prospectus Supplement.

     'Senior Securityholder' means the Holder of a Senior Security.

                                      108



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     'Servicer' means the entity which has primary liability for servicing Loans if other than the Master Servicer.

     'Servicer Account' means an account established by a Servicer (other than the Master Servicer) who is directly servicing Loans, into which such Servicer will be required to deposit all receipts received by it with respect to the Mortgage Assets serviced by such Servicer.

     'Servicing Agreement' means the Sale and Servicing Agreement or another servicing agreement relating to a Series of Notes among the Depositor, the Master Servicer and the Trustee.

     'Servicing Fee' means the amount paid to the Master Servicer on a given Distribution Date, generally determined on a loan-by-loan basis, and calculated at a specified per annum rate.

     'Single Family Property' means property securing a Loan consisting of one- to four-family attached or detached residential housing, including Cooperative Dwellings.

     'Subordinate Securities' means a Class of Securities as to which the rights of Holders to receive distributions of principal and interest are subordinated to the rights of Holders of Senior Securities, to the extent and under the circumstances specified in the related Prospectus Supplement.

     'Subordinate Securityholder' means a Holder of a Subordinate Security.

     'Subordinated Amount' means the amount, if any, specified in the related Prospectus Supplement for a Series with a Class of Subordinated Securities, that the Subordinate Securities are subordinated to the Senior Securities of the same Series.

     'Subordination Reserve Fund' means the subordination reserve fund, if any, for a Series with a Class of Subordinate Securities, established pursuant to the related Pooling and Servicing Agreement or Indenture.

     'Trustee' means the trustee under a Pooling and Servicing Agreement or the indenture trustee under an Indenture, and its successors.

     'Trust Fund' means all property and assets held for the benefit of the Securityholders by the Trustee under the related Agreement for a Series of Securities as described under 'The Trust Funds -- General.'

     'UCC' means the Uniform Commercial Code.

     'VA' means the Department of Veterans Affairs.

     'VA Loans' means housing loans partially guaranteed by the VA.

                                      109



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                 RESECURITIZATION MORTGAGE TRUST, SERIES 1999-A

              $13,128,498 CLASS A-1 PRINCIPAL ONLY CERTIFICATES'D'

                         DLJ MORTGAGE ACCEPTANCE CORP.
                                   Depositor

                          ---------------------------
                             PROSPECTUS SUPPLEMENT
                          ---------------------------

                          DONALDSON, LUFKIN & JENRETTE

    'D' Based on the approximate aggregate principal balance of the underlying certificates as of the March 1999 underlying remittance dates. We expect the actual balance of the certificates to be lower than the indicated amount as a result of payments made on the underlying certificates on the April 1999 underlying remittance dates.

        YOU SHOULD RELY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION.

        WE ARE NOT OFFERING THE CERTIFICATES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.

        UNTIL THE EXPIRATION OF 90 DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS SELLING THE CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, WILL DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENT OR SUBSCRIPTIONS.






                          STATEMENT OF DIFFERENCES
                          ------------------------

 The dagger symbol shall be expressed as................................ 'D'